                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-07175
  NAME OF REGISTRANT:                                              VANGUARD TAX-MANAGED FUNDS
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:                          (610) 669-1000
  DATE OF FISCAL YEAR END:                                         DECEMBER 31
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:    VANGUARD TAX-MANAGED INTERNATIONAL FUND

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  ISSUER:                3I GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G88473148
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                            ISSUER          YES          FOR               FOR
Accounts for the year to 31 MAR 2008, the Directors'
report and the Auditors' report on those Accounts and
 on the auditable part of the Directors' remuneration
 report

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the year to 31 MAR 2008

PROPOSAL #3.: Declare a final dividend of 10.9p per                        ISSUER          YES          FOR               FOR
ordinary share, payable to those shareholders whose
names appear on the register of Members at close of
business on 20 JUN 2008

PROPOSAL #4.: Re-appoint Mr. W. Mesdag as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-appoint Mr. S.P. Ball as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint Sir Robert Smith as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-appoint Mr. O.H.J. Stocken as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors of the Company to hold office until the
conclusion of the next general meeting at which
accounts are laid before the Members

PROPOSAL #9.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company at
any time during the period for which this resolution
has effect: a) make political donations to political
parties or independent election candidates not exceed
 GBP 20,000 in total; b) make political donations to
political organizations other than political parties
not exceeding GBP 20,000 in total; and c) incur
political expenditure not exceeding GBP 20,000 in
total; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009 or 08 OCT 2009]; provided that the aggregate
amount of political donations and political
expenditure made or incurred by the Company and its
subsidiaries pursuant to this resolution shall not
exceed GBP 20,000

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all pre-existing authorities to the
extent unused, to allot relevant securities [Section
80 of the Companies Act 1985] up to an aggregate
nominal amount of GBP 94,235,000; [Authority expires
the earlier of the conclusion of the AGM of the
Company to be held in 2009 or 08 OCT 2009]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
passing of Resolution 11 and in substitution of all
pre-existing authorities to the extent unused,
pursuant to Section 95 of the Companies Act 1985 to
allot equity securities [Section 94 of the said Act]
pursuant to the authority conferred by Resolution 11
above, and/or to allot equity securities where such
allotment constitutes an allotment of equity
securities by virtue of section 94(3A) of the said
Act, for cash disapplying the statutory pre-emption
rights [Section 89(1)], provided that this power is
limited to the allotment of equity securities: a) in
connection with an offer of such securities by way of
 rights, or other pre-emptive offer, to holders of
ordinary shares; b) up to an aggregate nominal value
of GBP 14,135,000; [Authority expires the earlier of
the conclusion of the AGM of the Company to be held
in 2009 or 08 OCT 2009]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.13: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Article 7 of the Company's Articles of
Association in effect prior to the adoption of the
new form of the Company's Articles of Association
pursuant to Resolution 15, and, subject to the
passing of Resolution 15, Article 6 of the Company's
Articles of Association, to make market purchases [as
 specified in Section 163(3) of the Companies Act
1985] of its ordinary shares of up to 38,274,000
ordinary shares; the Company does not pay for each
such ordinary share less than the nominal amount of
such ordinary share at the time of purchase and the
Company does not pay for each such ordinary share
more than 105% of the average of the closing mid-
market prices of the ordinary shares for the 5
business days, immediately preceding the date on
which the Company agrees to buy shares concerned
based on the share prices published in the Daily
Official List of the London stock Exchange;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2009 or 08 OCT
2009]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or

PROPOSAL #S.14: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Article 7 of the Company's Articles of
Association in effect prior to the adoption of the
new form of the Company's Article of Association
pursuant to Resolution 15 and subject to the passing
of the Resolution 15, Article 6 of the Company's
Articles Association, to make market purchases
[Section 163(3) of the Companies Act 1985] of its B
Shares in issue at the date of this notice provided
that: Company does not purchase under the authority
more than 16,566,194 B shares; the Company does not
pay for each such B share less than 1 penny and the B
 share more than 127p; [Authority expires the earlier
 of the conclusion of the AGM of the Company to be
held in 2009 or 08 OCT 2009]; the Company, before the
 expiry, may make a contract to purchase Bshares
which will or may be executed wholly or partly after

PROPOSAL #S.15: Adopt the new form of Articles of                          ISSUER          YES          FOR               FOR
Association as specified as the Articles of
Association of the Company in substitution of, and to
 the exclusion of, the existing Articles of
Association of the Company

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  ISSUER:                3I GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G88473148
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 2 and 3 being passed the authorized
ordinary share capital of the Company be increased
from GBP 409,999,850 to GBP 814,641,604 by the
creation of an additional 547,822,682 ordinary shares
 of 73 19/22 pence each in the capital of the Company

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
conditional upon Resolutions 1 and 3 being passed and
 in addition to, and not in substitution for, any
existing authority, pursuant to Section 80 of the
Companies Act 1985 [the Act] to exercise all the
power of the Company to allot relevant securities[as
defined in Section 80(2) of the Act] up to an
aggregate nominal amount of GBP 404,641,755 in the
connection of rights issue; [Authority expires the
earlier of the conclusion of the AGM of the Company
to be held in 2009 or 15 months from the passing of
this resolution]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
as if this authority had not expired

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
conditional upon Resolutions 1 and 2 and in addition
to, and not in substitution for, any existing
authority, pursuant to Section 95 of the Act, to
allot equity securities [with the meaning of Section
94 of the Act] for cash, in connection with the
rights issue [as specified] pursuant to the authority
 conferred by Resolution 3 above, as specified of
Section 89 of the Act did not apply to any such
allotment, provided that this power is limited to the
 allotment of equity securities up to an aggregate
nominal value of GBP 404,641,755; [Authority expires
the earlier of the conclusion of the AGM of the
Company to be held in 2009 or 15 months from the
passing of this resolution]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
as if this authority had not expired

PROPOSAL #4.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 1, 2 and 3 being passed the
amendment to: the 3i Group Discretionary Share Plan,
as summarized in part 1 of the Circular; and
Authorize the Directors and to do all such act and
things as may be necessary to carry the same into

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  ISSUER:                A.P. MOELLER - MAERSK A/S
  TICKER:                N/A             CUSIP:     K0514G101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Receive the report on the Company's                          ISSUER          NO           N/A               N/A
activities during the past FY

PROPOSAL #b.: Submission of the audited annual report                      ISSUER          NO           N/A               N/A
 for adoption

PROPOSAL #c.: Resolution to grant discharge to the                         ISSUER          NO           N/A               N/A
Directors

PROPOSAL #d.: Resolution on appropriation of profit,                       ISSUER          NO           N/A               N/A
including the amount of dividends, or covering of
loss in accordance with the adopted annual report and
 payment of a dividend of DKK 650 per share of DKK

PROPOSAL #e.: Resolution on authority to acquire own                       ISSUER          NO           N/A               N/A
shares; the Board proposes that in the period until
the next AGM, the Board is authorized to allow the
Company to acquire own shares of a nominal value up
to 10% of the Company's share capital, according to
the Danish Companies Act, Article 48; the purchase
price must not deviate by more than 10% from the
price quoted on Nasdaq OMX Copenhagen A/S on the date
 of the purchase; [Authority in force until the
Company's next AGM]

PROPOSAL #f.: Any requisite election of Members for                        ISSUER          NO           N/A               N/A
the Board of Directors; re-elect Messrs. Michael Pram
 Rasmussen, Jan Topholm, Leise Maersk Mc-Kinney
Moller and Niels Jacobsen as the Board of Directors

PROPOSAL #g.: Election of the Auditors; re-elect KPMG                      ISSUER          NO           N/A               N/A
 Statsautoriseret Revisionspartnerselskab and Grant
Thornton Statsautoriseret Revisionsaktieselskab as
the Auditors of the Company

PROPOSAL #h.: Deliberation of any proposals submitted                      ISSUER          NO           N/A               N/A
 by the Board of Directors or by shareholders

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  ISSUER:                A.P. MOELLER - MAERSK A/S
  TICKER:                N/A             CUSIP:     K0514G135
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Receive the report on the Company's                          ISSUER          YES          FOR               FOR
activities during the past FY

PROPOSAL #B.: Adopt the audited annual report                              ISSUER          YES          FOR               FOR

PROPOSAL #C.: Grant discharge to the Directors                             ISSUER          YES          FOR               FOR

PROPOSAL #D.: Approve the appropriation of profit,                         ISSUER          YES          FOR               FOR
including the amount of dividends, or covering of
loss in accordance with the adopted annual report and
 payment of a dividend of DKK 650 per share of DKK

PROPOSAL #E.: Authorize the Board, in the period                           ISSUER          YES          FOR               FOR
until the next AGM, to allow the Company to acquire
own shares of a nominal value up to 10% of the
Company's share capital, according to the Danish
Companies Act, Article 48; the purchase price must
not deviate by more than 10% from the price quoted on
 Nasdaq OMX Copenhagen A/S on the date of the
purchase; [Authority in force until the Company's

PROPOSAL #F.: Re-elect Messrs. Michael Pram                                ISSUER          YES          FOR               FOR
Rasmussen, Jan Topholm, Leise Maersk Mc-Kinney Moller
 and Niels Jacobsen as the Board of Directors

PROPOSAL #G.: Re-elect KPMG Statsautoriseret                               ISSUER          YES          FOR               FOR
Revisionspartnerselskab and Grant Thornton
Statsautoriseret Revisionsaktieselskab as the
Auditors of the Company

PROPOSAL #H.: Approve the deliberation of any                              ISSUER          YES        AGAINST           AGAINST
proposals submitted by the Board of Directors or by
shareholders

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  ISSUER:                A2A SPA
  TICKER:                N/A             CUSIP:     T0140L103
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividend distribution and remove Directors Messrs.
Capra, Buizza, Capezzuto, Cuter, Rampinelli Rota, and
 Rizzardi;  elect a new Supervisory Board and Approve
 the Director remuneration

PROPOSAL #2.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Approve  the slate submitted
by the Municipalities of Brescia and Milan

PROPOSAL #2.2: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Approve  the slate submitted
by Atel Italia Holding Srl

PROPOSAL #2.3: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Approve  the slate submitted
by Carlo Tassara SpA and Energia e Servizi Srl

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  ISSUER:                ABB LTD
  TICKER:                N/A             CUSIP:     H0010V101
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                                ISSUER          NO           N/A               N/A
consolidated financial statements, annual financial
statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                              ISSUER          YES          FOR               FOR
consolidated financial statements, and the annual
financial statements for 2008

PROPOSAL #2.2: Receive the remuneration report [as                         ISSUER          YES          FOR               FOR
per pages 49 55 of the annual report]

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve to release CHF 650,000,000 of                        ISSUER          YES          FOR               FOR
the legal reserves and allocate those released
reserves to other reserves and to carry forward the
available earnings in the amount of CHF 2,555,479,132

PROPOSAL #5.: Approve to renew ABB Ltd s authorized                        ISSUER          YES          FOR               FOR
share capital in an amount not to exceed CHF
404,000,000, enabling the issuance of up to
200,000,000 ABB Ltd shares with a nominal value of
CHF 2.02, each by not later than 05 MAY 2011, by
amending the Articles of Incorporation with a new

PROPOSAL #6.: Approve: to reduce the share capital of                      ISSUER          YES          FOR               FOR
 CHF 4,692,041,526.70 by CHF 1,114,940,560.80 to CHF
3,577,100,965.90 by way of reducing the nominal value
 of the registered shares from CHF 2.02 by CHF 0.48
to CHF 1.54 and to use the nominal value reduction
amount for repayment to the shareholders; b) to
confirm as a result of the report of the auditors,
that the claims of the creditors are fully covered
notwithstanding the capital reduction; c) to amend
Article 4 Paragraph1 of the Articles of Incorporation
 according to the specified words as per the date of
the entry of the capital reduction in the commercial
register Article 4 Paragraph 1; the share capital of
the Company is CHF 3,577,100,965.90 and is divided
into 2,322,792,835 fully paid registered shares; each
 share has a par value of CHF 1.54; and d) to amend
Article 4bis Paragraphs.1 and 4, and Article 4ter
Paragraph 1 of the Articles of Incorporation,
correspondingly reflecting the reduced nominal value
of the registered shares from CHF 2.02 by CHF 0.48 to
 CHF 1.54, as per the date of the entry of the
capital reduction in the commercial register

PROPOSAL #7.: Approve to modify the By-laws according                      ISSUER          YES          FOR               FOR
 to the reduction of the share capital

PROPOSAL #8.1: Elect Mr. Hubertus Von Gruenberg as a                       ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.2: Elect Mr. Roger Agnelli as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.3: Elect Mr. Louis R. Hughes as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.4: Elect Mr. Hans Ulrich Maerki as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #8.5: Elect Mr. Michel de Rosen as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #8.6: Elect Mr. Michael Treschow as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #8.7: Elect Mr. Bernd W. Voss as a Member of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #8.8: Elect Mr. Jacob Wallenberg as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #9.: Elect Ernst & Young AG as the Auditors                       ISSUER          YES          FOR               FOR
for FY 2009

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  ISSUER:                ABC-MART,INC.
  TICKER:                N/A             CUSIP:     J00056101
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                ABERTIS INFRAESTRUCTURAS SA, BARCELONA
  TICKER:                N/A             CUSIP:     E0003D111
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts for 2008                         ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the capital increase charged to                      ISSUER          YES          FOR               FOR
 reserves and to issue premium accounts, with
modification to the Article 5 of the Bylaws, request
for admission on official markets and delegation to
the Board to execute it

PROPOSAL #3.: Approve the resignation, appointment                         ISSUER          YES        AGAINST           AGAINST
and re-election of the Board Members

PROPOSAL #4.: Appoint the Account Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the introduction of share                            ISSUER          YES          FOR               FOR
submission plan 2009 and options plan 2009

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares, their transfer and
ability to reduce share capital to recover own shares

PROPOSAL #7.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
formalize all the resolutions adopted in the meeting

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  ISSUER:                ACCIONA S A
  TICKER:                N/A             CUSIP:     E0008Z109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts of the                           ISSUER          YES          FOR               FOR
Company and the consolidated Group of 2008

PROPOSAL #2.: Approve the Management report and the                        ISSUER          YES          FOR               FOR
Board of Directors Management report

PROPOSAL #3.: Approve the application of the result                        ISSUER          YES          FOR               FOR
of the year 2008

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the renewal of the Board of                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
including the Board of Directors consisting of part
of their variable salary in shares and in preferment
subscription rights and the adjudication in 2008

PROPOSAL #7.: Approve the acquisition of derivated                         ISSUER          YES          FOR               FOR
own shares leaving without effect the previous
authorization in the OGM of 2008 and destine part of
the shares total or parcially to the retributions plan

PROPOSAL #8.: Approve the delegation to the Board of                       ISSUER          YES          FOR               FOR
Directors of the faculty of increase the social
capital until an import of 31,775,000 euros with the
faculty of exclude totally or parcially the preferent
 subscription right

PROPOSAL #9.: Approve the delegation to the Board of                       ISSUER          YES          FOR               FOR
Director to issue bonds promissory notes and other
fixed income or warrants with a limit of
2,600,000,000 euros excluding the promissory notes
that will have a limit of 1,000,000,000 euros

PROPOSAL #10.: Approve the delegation of powers to                         ISSUER          YES          FOR               FOR
the Board

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  ISSUER:                ACCOR SA, COURCOURONNES
  TICKER:                N/A             CUSIP:     F00189120
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve financial statements and the                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements and the statutory reports

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
dividends of EUR 1.65 per Share

PROPOSAL #4.: Approve the Stock Dividend Program                           ISSUER          YES          FOR               FOR
[Cash or Shares]

PROPOSAL #5.: Re-elect Mr. Thomas J. Barack as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Sebastien Bazin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. Philippe Citerne as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. Gabriele Galateri as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #9.: Re-elect Mr. Gilles Pelisson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Ratify the appointment and re-election                      ISSUER          YES          FOR               FOR
 of Mr. Alain Quinet as a Director

PROPOSAL #11.: Re-elect Mr. Franck Riboud as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #12.: Ratify the appointment and re-election                      ISSUER          YES          FOR               FOR
 of Mr. Patrick Sayer as a Director

PROPOSAL #13.: Elect Mr. Jean-Paul Bailly as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #14.: Elect Mr. Denis Hennequin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #15.: Elect Mr. Bertrand Meheut as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #16.: Elect Ms.Virginie Morgon as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #17.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 420,000

PROPOSAL #18.: Approve the transaction with Caisse                         ISSUER          YES          FOR               FOR
Des Depots Et Consignations

PROPOSAL #19.: Approve the transaction with Colony                         ISSUER          YES          FOR               FOR
Capital SAS

PROPOSAL #20.: Approve the transaction with Gilles                         ISSUER          YES          FOR               FOR
Pelisson

PROPOSAL #21.: Approve the transaction with Gilles                         ISSUER          YES        AGAINST           AGAINST
Pelisson

PROPOSAL #22.: Approve the transaction with Gilles                         ISSUER          YES          FOR               FOR
Pelisson

PROPOSAL #23.: Approve the transaction with Paul                           ISSUER          YES          FOR               FOR
Dubrule and Gerard Pelisson

PROPOSAL #24.: Grant authority to repurchase of Up to                      ISSUER          YES          FOR               FOR
 10% of issued share capital special business

PROPOSAL #25.: Approve the reduction in Share capital                      ISSUER          YES          FOR               FOR
 via cancellation of repurchased shares

PROPOSAL #26.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked securities with preemptive rights up to
 aggregate nominal amount of EUR 200 Million

PROPOSAL #27.: Approve the issuance of equity or                           ISSUER          YES        AGAINST           AGAINST
equity-linked securities without preemptive rights up
 to aggregate nominal amount of EUR 150 Million, with
 the possibility not to offer them to the public

PROPOSAL #28.: Grant authority to increase the                             ISSUER          YES          FOR               FOR
capital of up to 10% of issued capital for future

PROPOSAL #29.: Authorize the Board, subject to                             ISSUER          YES        AGAINST           AGAINST
Approval of Items 26 and/or 27, to increase capital
in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #30.: Approve the capitalization of reserves                      ISSUER          YES          FOR               FOR
 of up to EUR 200 Million for bonus issue or increase
 in par value

PROPOSAL #31.: Approve to set global limit for                             ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 under Items 26 to 30 at EUR 300 Million

PROPOSAL #32.: Approve the Employee Stock Purchase                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #33.: Grant authority to fill the required                        ISSUER          YES          FOR               FOR
documents/other formalities

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  ISSUER:                ACEA SPA, ROMA
  TICKER:                N/A             CUSIP:     T0040K106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the adjustment of Corporate                         ISSUER          NO           N/A               N/A
By-laws, and amend Article 15 [Title IV
Administration] and 22 [Title V Board of Auditors],
related and consequential resolutions

PROPOSAL #O.1: Approve the financial statement as of                       ISSUER          NO           N/A               N/A
31 DEC 2008, consolidated financial statement at 31
DEC 2008, the Board of Directors, the Auditors and
the Audit firm, any adjournment thereof

PROPOSAL #O.2: Approve to allocate the profits and                         ISSUER          NO           N/A               N/A
dividend distribution

PROPOSAL #O.3: Appoint a Director                                          ISSUER          NO           N/A               N/A

PROPOSAL #O.4: Approve the abandonment of the action                       ISSUER          NO           N/A               N/A
of liability for a Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACERINOX SA
  TICKER:                N/A             CUSIP:     E0060D145
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          YES          FOR               FOR
 financial statements and allocation of income of the
 FY 2008

PROPOSAL #2.: Grant discharge to the Directors for                         ISSUER          YES          FOR               FOR
distribution of dividends for FY 2008 paid on 05 JAN
09 and 03 APR 09

PROPOSAL #3.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares

PROPOSAL #4.: Approve the special dividends charged                        ISSUER          YES          FOR               FOR
to the issuance premium account

PROPOSAL #5.: Re-elect KPMG Auditors S.L. as the                           ISSUER          YES          FOR               FOR
External Auditors for the individual and consolidated
 accounts for FY 2009

PROPOSAL #6.1: Re-elect Mr. Fumio Oda as a Sunday                          ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #6.2: Re-elect Mr. Diego Prado Perez-Seoane                       ISSUER          YES        AGAINST           AGAINST
as a Sunday Board Member

PROPOSAL #6.3: Appoint Mr. Hattori as a Sunday Board                       ISSUER          YES        AGAINST           AGAINST
Member in substitution of Mr. Hayakawa

PROPOSAL #7.: Approve the report on the Management                         ISSUER          YES          FOR               FOR
report as mandated by Article 116 BIS of the Spanish
Stock Market

PROPOSAL #8.: Approve the reduction in outstanding                         ISSUER          YES          FOR               FOR
capital via amortization of treasury shares excluding
 objections from creditors Article 5 of Company
Bylaws accordingly

PROPOSAL #9.: Grant delegation of powers to formalize                      ISSUER          YES          FOR               FOR
 and execute all resolutions adopted by the
shareholders at the General Shareholders  Meeting,
for conversion thereof into a public instrument, and
for the interpretation, correction and
supplementation thereof or further elaboration
thereon until the required registrations are made

PROPOSAL #10.: Approve the minute                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACOM CO.,LTD.
  TICKER:                N/A             CUSIP:     J00105106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Change
Business Lines

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint Accounting Auditors                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACS ACTIV DE CONSTRUC Y SERV
  TICKER:                N/A             CUSIP:     E7813W163
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to redeem the bought-back                            ISSUER          YES          FOR               FOR
shares and modify the Article 6

PROPOSAL #2.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #3.: Elect Messrs. Agustin Batuecas, Alvaro                       ISSUER          YES        AGAINST           AGAINST
Cuervo, Jose M. Loizaga, Pedro Lopez, Santos
Martinez-Conde, Florentino Perez, Julio Sacristan,
Pablo Vallbona, Jose L. Del Valle, Antonio Garcia,
Joan David Grima, Miquel Roca and Juan March de la
Lastra as the Directors

PROPOSAL #4.: Approve the delegation of powers to                          ISSUER          YES          FOR               FOR
execute the Agreements adopted

PROPOSAL #5.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACS ACTIV DE CONSTRUC Y SERV
  TICKER:                N/A             CUSIP:     E7813W163
  MEETING DATE:          5/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
management report of the exercise 2008 of the society
 and the consolidated group application of the result

PROPOSAL #2.: Approve to make knowledge of the                             ISSUER          YES          FOR               FOR
corporate social responsibility report and of the
special report of the 116 BIS Article of the markets
shares law of the 2008 exercise

PROPOSAL #3.: Approve the management of the Board of                       ISSUER          YES          FOR               FOR
Directors in 2008

PROPOSAL #4.: Ratify, dismissal and appoint in its                         ISSUER          YES        AGAINST           AGAINST
case of Directors

PROPOSAL #5.: Appoint the Auditors accounts as the                         ISSUER          YES          FOR               FOR
society either of the Company as of consolidated group

PROPOSAL #6.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
derivated own shares

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase up 50 % of the social capital maximum in the
 next 5 years in one or more times with the
attribution of the allocation of the faculty of
exclude the preferrent subscription right

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue bonds promissory notes and fixed income and
warrant over shares of the Company, setting the rules
 to the Board of Directors for make the increase of
capital and exclude the preferent subscription right
of the shareholders, authorize the Board of Directors
 to guarantee obligations of the issue of fixed
income of the affiliated companies

PROPOSAL #9.: Approve the agreement of amortization                        ISSUER          YES          FOR               FOR
of shares of the treasury

PROPOSAL #10.: Authorize the Board of Directors for                        ISSUER          YES          FOR               FOR
the establishment of the options over shares plan

PROPOSAL #11.: Authorize the faculties for the                             ISSUER          YES          FOR               FOR
execution of the agreements

PROPOSAL #12.: Approve the minute                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ACTELION LTD., ALLSCHWIL
  TICKER:                N/A             CUSIP:     H0032X135
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the business report with annual                      ISSUER          YES          FOR               FOR
 report, annual accounts and accounts of the Group as
 per 31 DEC 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance result as per 31 DEC 2008

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.1: Re-elect Mr. Robert Cawthorn as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.2: Elect Mr. Joseph Scodari as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect Mr. Michael Jacobi as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Elect Mr. Elias Zerhouni as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Ernst Young AG as the Auditors                         ISSUER          YES          FOR               FOR
for the FY 2009

PROPOSAL #6.1: Approve to increase the issue of a                          ISSUER          YES        AGAINST           AGAINST
convertible bonds and/or options without preemptive
rights approve creation of CHF 4.3 million pool of
capital to guarantee conversion rights

PROPOSAL #6.2: Approve the creation of CHF 31 million                      ISSUER          YES        AGAINST           AGAINST
 pool of capital without preemptive rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADECCO SA, CHESEREX
  TICKER:                N/A             CUSIP:     H00392318
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report 2008                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1: Re-elect Mr. Jakob Baer                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Re-elect Mr. Rolf Doerig                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Re-elect Mr. Andreas Jacobs                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Re-elect Mr. Francis Mer                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Re-elect Mr. Thomas O. Neill                                ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Re-elect Mr. David Prince                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Re-elect Mrs. Wanda Rapaczynski                             ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Re-elect Mrs. Judith A. Sprieser                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect the Auditors Ernst and Young                        ISSUER          YES          FOR               FOR
Limited, Zurich

PROPOSAL #6.: Approve the adaptation of the Articles                       ISSUER          YES          FOR               FOR
of Incorporation to statutory revisions

PROPOSAL #7.: Approve the Share Buyback Program                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADIDAS AG
  TICKER:                N/A             CUSIP:     D0066B102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 237,409,047.08 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 140,651,291.08 shall be carried forward Ex-
dividend and payable date: 08 MAY 20 09

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Stefan Jentzsch

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Igor Landau

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Willi Schwerdtle

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Christian Tourres

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Herbert Kauffmann

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Alexander Popow

PROPOSAL #6.: Amendment to Section 21(2) of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the Shareholders Rights Act (ARUG)
in respect of proxy-voting instructions being issued
in writing or via fax

PROPOSAL #7.: Amendments to Section 22 of the                              ISSUER          NO           N/A               N/A
Articles of Association in respect of the Chairman of
 the shareholders meeting shall be authorized to
limit share holder questions and remarks to a
reasonable amount of time

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of association, the existing
authorization to increase the share capital by up to
EUR 64,062,500 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 50,000,000 through the
issue of new shares against cash payment, during a
period of 5 years [authorized capital 2009/I],
shareholders subscription rights may be excluded for

PROPOSAL #9.: Resolution on the creation of new                            ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the existing
authorization to increase the share capital by up to
EUR 12,000,000 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 25,000,000 through the
issue of new shares against payment in kind, during a
 period of 3 years [authorized capital 200 9/II], the
 Board of Managing Directors shall be authorize d to
decide upon the exclusion of shareholders

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own shares of up to 10% of its share
capital, through the stock exchange at a price not
differing more than 10% from the market price of the
shares or by way o f public repurchase offer at a
price neither more than 10% above, nor more than 20%
below, the market price of the shares, on or before
06 NOV 2010, the Board of Managing Directors shall be
 authorized to offer the shares on the stock exchange
 or to all shareholders, to dispose of the shares in
a manner other than the stock exchange or rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares in connection with mergers or the acquisition
of tangible or intangible assets, to use the shares
for satisfying option and conversion rights or within
 the scope of the Company's stock option plan, and to
 ret ire the shares, furthermore, the Company shall
also be authorized to use the shares for remuneration

PROPOSAL #11.: Authorization to acquire own shares by                      ISSUER          NO           N/A               N/A
 using derivatives in connection with item 10, the
Company shall also be authorized to acquire own
shares by using derivatives at a price neither more
than 10% above, nor more than 20% below, the market
price of the shares, the authorization shall be
limited to up to 5% of the share capital

PROPOSAL #12.: Appointment of the Auditors, audit of                       ISSUER          NO           N/A               N/A
the financial statements for the 2009 FY: KPMG AG,
Frankfurt, review of the interim financial statements
 for the first half of the 2009 FY: KPMG AG, Frankfurt

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADMIRAL GROUP
  TICKER:                N/A             CUSIP:     G0110T106
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and audited accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Henry Engelhardt [Chief                         ISSUER          YES          FOR               FOR
Executive Officer] as a Director of the Company

PROPOSAL #5.: Re-elect Mr. Kevin Chldwlck [Finance                         ISSUER          YES          FOR               FOR
Director] as a Director of the Company

PROPOSAL #6.: Re-elect Mr. Manfred Aldag [Non-                             ISSUER          YES          FOR               FOR
Executive Director] as a Director of the Company

PROPOSAL #7.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of KPMG Audit plc

PROPOSAL #9.: Amend the Company's Senior Executive                         ISSUER          YES          FOR               FOR
Restricted Share Plan

PROPOSAL #10.: Amend the Company's Approved Executive                      ISSUER          YES          FOR               FOR
 Share Option Plan

PROPOSAL #11.: Amend the Company's Non-Approve                             ISSUER          YES          FOR               FOR
Executive share Option Plan

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #13.: Approve to dis-apply the statutory                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #14.: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases

PROPOSAL #15.: Authorize the Directors to convene a                        ISSUER          YES          FOR               FOR
general meeting on not less than 14 days clear notice

PROPOSAL #16.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #17.: Amend the new Article of Association                        ISSUER          YES          FOR               FOR
in relation to Section 28 of the Companies Act 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANTEST CORPORATION
  TICKER:                N/A             CUSIP:     J00210104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEGON NV
  TICKER:                N/A             CUSIP:     N00927298
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Opening                                                       ISSUER          NO           N/A               N/A

PROPOSAL #2: Receive the report of the Managing Board                      ISSUER          NO           N/A               N/A
 on the FY 2008

PROPOSAL #3: Approve the annual accounts on the FY                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #4: Dividend and Reservation Policy                               ISSUER          NO           N/A               N/A

PROPOSAL #5: Grant discharge to the Managing Board in                      ISSUER          YES          FOR               FOR
 respect of the duties performed during the past FY

PROPOSAL #6: Grant discharge to the Supervisory Board                      ISSUER          YES          FOR               FOR
 in respect of the duties performed during the past FY

PROPOSAL #7: Appoint Ernst + Young Accountants as the                      ISSUER          YES          FOR               FOR
 Auditors responsible for auditing the financial
accounts for the year 2009

PROPOSAL #8.: Appoint Mr. J.J. Nooitgedagt as a                            ISSUER          YES          FOR               FOR
Member of the Managing Board for a term of 4 years

PROPOSAL #9.: Re-appoint Mr. D.G. Eustace as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #10.: Re-appoint Mr. S. Levy as a Member of                       ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #11.: Appoint Mr. A.W.H. Doctors Van Leeuwen                      ISSUER          YES          FOR               FOR
 as a Member of the Supervisory Board

PROPOSAL #12: Approve to designate the Managing                            ISSUER          YES          FOR               FOR
Board, subject to the approval of the Supervisory
Board for a period of 18 months as the body which is
authorized to resolve to issue shares up to a number
of shares not exceeding 10% of the number of issued
shares in the capital of the Company with an
additional 10% in case of a merger or acquisition

PROPOSAL #13: Authorize the Managing Board under                           ISSUER          YES          FOR               FOR
approval of the Supervisory Board as the solebody to
limit or exclude the pre emptive right on new issued
shares in the Company

PROPOSAL #14: Authorize the Managing Board subject to                      ISSUER          YES          FOR               FOR
 the approval of the Supervisory Board, to cause the
Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
Subsection 2, of book 2 of the Netherlands civil
code, such acquisition may be effected by means of
any type of contract, including stock exchange
transactions and private transactions, the price must
 lie between EUR 0.01 and an amount equal to 110% of
the market price, by market price' is understood the
price reached by the shares immediately prior to the
acquisition, as evidenced by the official price list
of euronext Amsterdam NV, the authorization will be
valid for a period of 18 months, commencing on 22 APR

PROPOSAL #15.1: That Mr. W.F.C. Stevens has served                         ISSUER          NO           N/A               N/A
for the maximum number of years on the Aegon N.V.
Supervisory Board, his 4 years' term of appointment
expires in 2009 and he will consequently step down as
 Member of the Supervisory Board on 22 APR 2009, at
the end of the general meeting of shareholders

PROPOSAL #15.2: As announced in the press release                          ISSUER          NO           N/A               N/A
dated 13 JAN 2009, Mr. J.B.M. Streppel will retire as
 Member of the Executive Board as from 22 APR 2009,
at the end of the general meeting of shareholders

PROPOSAL #16: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #17: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEON CO.,LTD.
  TICKER:                N/A             CUSIP:     J00288100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Revision of policy concerning large-                         ISSUER          YES        AGAINST           AGAINST
scale acquisitions of the Company's shares (takeover
defense measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEON CREDIT SERVICE CO.,LTD.
  TICKER:                N/A             CUSIP:     J0021H107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEON MALL CO.,LTD.
  TICKER:                N/A             CUSIP:     J10005106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AEROPORTS DE PARIS ADP, PARIS
  TICKER:                N/A             CUSIP:     F00882104
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Board of                          ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Directors and
 the Auditors and approve the Company's financial
statements for the YE 31 DEC 2008, as presented,
showing profits of EUR 216,717,012.00, the
shareholders' meeting approves the expenses and
charges that were not Tax deductible of EUR 25,326.00
 with a corresponding Tax of EUR 8,720. 00

PROPOSAL #2.: Receive the reports of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors; and approve the
consolidated financial statements for the said FY, in
 the form presented to the meeting

PROPOSAL #3.: Approve the recommendations of the                           ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 216,717,012.00 allocation to the legal
reserve: EUR 5,486,621.00 prior retained earnings:
EUR 225,576,181.00 distributable income: EUR
436,806,572.00 Global dividend: EUR 136,565,631.00,
the balance of EUR 300,240,941.00 allocated to the
retained earnings account, the shareholders will
receive a net dividend of EUR 1.38 per Share, for a
total number of 98,960,602 shares, and will entitle
to the 40% deduction provided by the French Tax Code,
 this dividend will be paid on 11 JUN 2009, in the
event that the Company holds some of its own shares
on such date, the amount of the unpaid dividend on
such shares shall be allocated to the retained
earnings account, as required by Law

PROPOSAL #4.: Receive the special report of the                            ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L.225-38
of the French Commercial Code, and approve the said
report and the agreements referred to therein

PROPOSAL #5.: Receive the special report of the                            ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
and L.225-42-1 of the French Commercial Code and
approve the agreement authorized by the Board of
Directors on 11 MAR 2009, governed by Article
L.225.42 and related to the allowance to be granted
to Mr. Francois Rubichon in the event of retirement
by cancellation or non renewal of its term of office
as Managing Director

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
trade, by all means [including by way of a public
offering] in the Company's shares on the stock
market, subject to the conditions described below:
maximum purchase price: EUR 110.00, maximum number of
 shares to be acquired: 5% of the share capital,
corresponding to 4,948,030 shares: maximum funds
invested in the share Buybacks: EUR 400,000,000.00,
this authorization is given for an 18 month period,
this delegation of powers supersedes the fraction
unused of any and all earlier delegations to the same
 effect; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #7.: Appoint the Statutory Auditor, Cabinet                       ISSUER          YES          FOR               FOR
Ernst ET Young Audit ET Autres for a 6 year period

PROPOSAL #8.: Approve to renew the appointment of the                      ISSUER          YES          FOR               FOR
 Cabinet Auditor as the Deputy Auditor for a 6 year
period

PROPOSAL #9.: Appoint as statutory Auditor, Cabinet                        ISSUER          YES          FOR               FOR
KPMG S.A. for a 6year period

PROPOSAL #10.: Appoint Mr. Francois Caubriere as the                       ISSUER          YES          FOR               FOR
Deputy Auditor for a 6 year period

PROPOSAL #11.: Ratify the co-optation of Mr. Jacques                       ISSUER          YES        AGAINST           AGAINST
Gounon as a Director, to replace Mr. M. Marc Veron
resigning, for the remaining period of his term of
office

PROPOSAL #12.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Jacques Gounon as a Director for a 5 year period

PROPOSAL #13.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Pierre Graff as a Director for a 5 year period

PROPOSAL #14.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mrs. Francoise Malrieu as a Director for a 5 year
period

PROPOSAL #15.: Appoint Mr. Henri Giscard D'es Taing                        ISSUER          YES        AGAINST           AGAINST
as a Director for a 5 year period

PROPOSAL #16.: Appoint Mr. Pieter M. Verboom as a                          ISSUER          YES        AGAINST           AGAINST
Director for a 5 year period

PROPOSAL #17.: Appoint Mr. Jos Nijhuis as a Director                       ISSUER          YES        AGAINST           AGAINST
for a 5 year period

PROPOSAL #18.: Appoint Mr. Vincent Capo-Canellas as                        ISSUER          YES          FOR               FOR
Control Agent for a 5 year period, under approval of
Resolution 21

PROPOSAL #19.: Appoint Mrs. Christine Janodet as                           ISSUER          YES          FOR               FOR
Control Agent for a 5 year period, under approval of
Resolution 21

PROPOSAL #20.: Appoint Mr. Bernard Irion as Control                        ISSUER          YES          FOR               FOR
Agent for a 5 year period, under approval of
Resolution 21

PROPOSAL #21.: Amend Article 13 of the Bylaws 'Board                       ISSUER          YES          FOR               FOR
of Directors', by adding paragraphs V and VI

PROPOSAL #22.: Amend Article 15 of the Bylaws                              ISSUER          YES          FOR               FOR
'Deliberation of the Board'

PROPOSAL #23.: Amend Article 20 of the Bylaws                              ISSUER          YES          FOR               FOR
'General Meetings'

PROPOSAL #24.: Amend the Articles of the Bylaws; 6:                        ISSUER          YES          FOR               FOR
the share capital, 8: payment of shares, 9: form of
shares, 13: the Board of Directors, 16: powers of the
 Board of Directors, 19: the Auditors

PROPOSAL #25.: Grants full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGL ENERGY LTD
  TICKER:                N/A             CUSIP:     Q01630104
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          YES          FOR               FOR
Company and the consolidated entity and the reports
of the Directors and the Auditor for the FYE 30 JUN

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
FYE 30 JUN 2008 as specified

PROPOSAL #3.A: Re-elect Mr. J.C.R. Maycock as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation at
the close of the meeting in accordance with clause 58
 of the Company's Constitution

PROPOSAL #3.B: Re-elect Ms. S.V. McPhee as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation at the close
 of the meeting in accordance with clause 58 of the
Company's Constitution

PROPOSAL #S.4: Amend the constitution of AGL Energy                        ISSUER          YES          FOR               FOR
Limited, with effect from the day after the close of
the meeting, as specified

PROPOSAL #5.: Approve to increase, with effect from                        ISSUER          YES          FOR               FOR
01 JAN 2009, the aggregate maximum sum available for
the remuneration of the Non-Executive Directors by
AUD 250,000 per year to AUD 1,750,000 per year

PROPOSAL #6.: Approve, in accordance with the ASX                          ISSUER          YES          FOR               FOR
Listing Rule 10.14, to grant the share performance
rights under the LTIP to Mr. Michael Fraser, the
Managing Director and the Chief Executive Officer of
the Company, in respect of the FYE 30 JUN 2009, 30
JUN 2010, 30 JUN 2011, on the terms as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIOI INSURANCE COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J00607101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR FRANCE - KLM, ROISSY CHARLES DE GAULLE
  TICKER:                N/A             CUSIP:     F01699135
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approves the Company's
financial statements for the YE in 31 MAR 2008 as
presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and Auditors, approves the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: EUR
198,182,726.28, the general shareholders meeting
decides to affect the profit to which add the prior
credit retained earnings prior retained earnings: EUR
 15,793,359.10 available total: EUR 213,976,085.38,
legal reserve: EUR 9,909,136.31 dividends: EUR
174,127,181.24 retained earnings : EUR 29,939,767.83
the shareholders will receive a net dividend of EUR
0.58 per share, and will entitle to the 40% deduction
 provided by the france tax code, this dividend will
be paid on 17 JUL 2008, in the event that the Company
 holds some of own shares on such date, the amount of
 the unpaid dividend on such shares shall be
allocated to the retained earnings account, as
required by law, it is reminded that, for the last 3
FY's the dividends paid, were as follows: EUR 0.15
for FY 2004.2005 EUR 0.30 for FY 2005.2006, EUR 0.48

PROPOSAL #O.4: Receive the special reports of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
of the French Commercial Code, approves said report
and the agreements referred to therein

PROPOSAL #O.5: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
the KPMG Audit as statutory Auditors for a 6 year
period

PROPOSAL #O.6: Appoint Mr. Denis Marange as the                            ISSUER          YES          FOR               FOR
Deputy Auditor for a 6  years period

PROPOSAL #O.7.: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 60.00 maximum number of shares to
 be acquired: 10% of the share capital, maximum funds
 invested in the share buybacks: EUR 255,186,386.00;
[authority expires at the end of the 18 months
period] and this authorization supersedes the
fraction unused of the authorizations granted by the
shareholders' meeting of 12 JUL 2007 in its
Resolution 5, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.8: Amend the Article 18 of the Bylaws                          ISSUER          YES          FOR               FOR

PROPOSAL #E.9: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed bylaw

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AISIN SEIKI CO.,LTD.
  TICKER:                N/A             CUSIP:     J00714105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Issuance of Share Acquisition                         ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AJINOMOTO CO.,INC.
  TICKER:                N/A             CUSIP:     J00882126
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AKER SOLUTIONS ASA
  TICKER:                N/A             CUSIP:     R0180X100
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM, including                                ISSUER          YES          FOR               FOR
appointment of a person to Companies Act-sign the
minutes together with the Chairman

PROPOSAL #2.: Approve the information regarding the                        ISSUER          YES          FOR               FOR
business

PROPOSAL #3.: Approve Aker Solutions ASA and the                           ISSUER          YES          FOR               FOR
group consolidated annual accounts for 2008 and the
annual report, the Board of Director's proposes that
a dividend on NOK 1.60 per share is paid for the FY

PROPOSAL #4.: Approve the declaration regarding                            ISSUER          YES          FOR               FOR
stipulation of salary and other remuneration to the
executive Management of the Company

PROPOSAL #5.: Approve to stipulate the remuneration                        ISSUER          YES          FOR               FOR
of the Board of Director's for 2008

PROPOSAL #6.: Approve to stipulate the remuneration                        ISSUER          YES          FOR               FOR
to the Members of the Nomination Committee for 2008

PROPOSAL #7.: Approve remuneration to the Auditor's                        ISSUER          YES          FOR               FOR
for 2008

PROPOSAL #8.: Elect Members to the Board of Director's                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Elect members to the Nomination                              ISSUER          YES          FOR               FOR
Committee
PROPOSAL #10.: Approve to change the Articles of                           ISSUER          YES          FOR               FOR
Association with regards to publication of notice of
General Meeting

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
purchase own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AKZO NOBEL NV
  TICKER:                N/A             CUSIP:     N01803100
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Board of Management for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #3.a: Adopt the 2008 financial statements of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.b: Approve the allocation of loss                              ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Discussion on the dividend policy                           ISSUER          NO           N/A               N/A

PROPOSAL #3.d: Adopt the dividend proposal                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board of Management for the
performance of their duties in the FY 2008

PROPOSAL #4.b: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Supervisory Board for the performance
of their duties in the FY 2008

PROPOSAL #5.a: Approve to increase the number of                           ISSUER          YES          FOR               FOR
Members of the Board of Management from 4 to 5

PROPOSAL #5.b: Appoint Mr. L. W. Gunning to the Board                      ISSUER          YES          FOR               FOR
 of Management

PROPOSAL #6.: Approve the reduction in the number of                       ISSUER          YES          FOR               FOR
Supervisory Board Members from 9 to 8

PROPOSAL #7.a: Amend the short term incentive program                      ISSUER          YES          FOR               FOR
 for Board of Management

PROPOSAL #7.b: Amend the long term incentive program                       ISSUER          YES          FOR               FOR
for Board of Management

PROPOSAL #8.a: Authorize the Board of Management to                        ISSUER          YES          FOR               FOR
issue shares

PROPOSAL #8.b: Authorize the Board of Management to                        ISSUER          YES          FOR               FOR
restrict or exclude the pre-emptive rights of the
shareholders

PROPOSAL #9.: Authorize the Board of Management to                         ISSUER          YES          FOR               FOR
acquire common shares in the share capital of the
Company on behalf of the Company

PROPOSAL #10.: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALCATEL LUCENT
  TICKER:                N/A             CUSIP:     F0191J101
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for                        ISSUER          YES          FOR               FOR
fiscal year ended December 31, 2008.

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for fiscal year ended December 31, 2008.

PROPOSAL #O.3: Approve the allocation of the loss for                      ISSUER          YES          FOR               FOR
 fiscal year ended December 31, 2008.

PROPOSAL #O.4: Ratify the appointment of Mr. Phillipe                      ISSUER          YES          FOR               FOR
 Camus as a Director.

PROPOSAL #O.5: Ratify the appointment of Mr. Ben                           ISSUER          YES          FOR               FOR
Verwaayen as a Director.

PROPOSAL #O.6: Ratify the appointment of Mr. Stuart                        ISSUER          YES          FOR               FOR
E. Eizenstat as a Director.

PROPOSAL #O.7: Ratify the appointment of Mr. Louis R.                      ISSUER          YES          FOR               FOR
 Hughes as a Director.

PROPOSAL #O.8: Ratify the appointment of Mr. Jean C.                       ISSUER          YES          FOR               FOR
Monty as a Director.

PROPOSAL #O.9: Ratify the appointment of Mr. Olivier                       ISSUER          YES          FOR               FOR
Piou as a Director.

PROPOSAL #O.10: Re-elect Ms. Sylvia Jay as a Director.                     ISSUER          YES          FOR               FOR

PROPOSAL #O.11: Re-elect Mr. Jean-Cyril Spinetta as a                      ISSUER          YES          FOR               FOR
 Director.

PROPOSAL #O.12: Approve the special Auditors report                        ISSUER          YES          FOR               FOR
presenting ongoing related party transaction.

PROPOSAL #O.13: Approve the transaction with Mr.                           ISSUER          YES        AGAINST           AGAINST
Philippe Camus with respect to the allocation of
restricted stock units.

PROPOSAL #O.14: Approve the transaction with Mr. Ben                       ISSUER          YES        AGAINST           AGAINST
Verwaayen with respect to the allocation of
restricted stock units and stock options.

PROPOSAL #O.15: Approve the transaction with Mr. Ben                       ISSUER          YES          FOR               FOR
Verwaayen regarding Pension Benefits.

PROPOSAL #O.16: Grant authority to the Board of                            ISSUER          YES          FOR               FOR
Directors to allow the company to repurchase and sell
 its own shares up to 10% of issued share capital.

PROPOSAL #E.17: Grant authority to the Board of                            ISSUER          YES          FOR               FOR
Directors to reduce the share capital of the company
by cancellation of treasury shares.

PROPOSAL #E.18: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.350
million.

PROPOSAL #E.19: Grant authority  for the issuance of                       ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 920
million.

PROPOSAL #E.20: Grant authority to capital increase                        ISSUER          YES          FOR               FOR
of up to 10% of issued capital to remunerate
contributions in kind of capital stock or marketable
securities giving access to the capital of third-
party companies.

PROPOSAL #E.21: Approve to set Global Limit for                            ISSUER          YES          FOR               FOR
capital increase to result from items 18 to 20 at EUR
 2.270 million.

PROPOSAL #E.22: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves for bonus issue or increase in par value.

PROPOSAL #E.23: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan.

PROPOSAL #E.24: Grant authority filing of required                         ISSUER          YES          FOR               FOR
documents/other formalities.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALFA LAVAL AB SWEDEN
  TICKER:                N/A             CUSIP:     W04008152
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Anders Narvinger as the                      ISSUER          NO           N/A               N/A
 Chairman of the 2009 AGM

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
register

PROPOSAL #4.: Approval of the agenda for the meeting                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to attest                         ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determine whether the meeting has been                       ISSUER          NO           N/A               N/A
duly convened

PROPOSAL #7.: Statement by the Managing Director                           ISSUER          NO           N/A               N/A

PROPOSAL #8.: Report on the work of the Board of                           ISSUER          NO           N/A               N/A
Directors and the Committees of the Board of Directors

PROPOSAL #9.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditor's report as well as the consolidated
annual report and the Auditor's report for the Group

PROPOSAL #10.a: Adopt the income statement and the                         ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and the consolidated balance sheet

PROPOSAL #10.b: Approve the distribution of profits                        ISSUER          YES          FOR               FOR
in an amount of SEK 2.25 per share for 2008, Thursday
 23 APR 2009 is proposed as record date for the right
 to distribution of profits

PROPOSAL #10.c: Grant discharge to the Members of the                      ISSUER          YES          FOR               FOR
 Board of Directors and the Managing Director from
liability

PROPOSAL #11.: Receive the report on the work of the                       ISSUER          NO           N/A               N/A
nomination committee

PROPOSAL #12.: Elect, the number of Members of the                         ISSUER          YES          FOR               FOR
Board of Directors proposed to be 8 with no deputies;
 the number of Auditors is proposed to be 2 with 2
deputies

PROPOSAL #13.: Approve the compensation to the Board                       ISSUER          YES          FOR               FOR
of Directors to be a toal of SEK 3,485,000  to be
distributed among the Members of the Board of
Directors who are elected by the meeting and not
employed by the Company as speicfied; and the
compensation to the Auditors to be paid as per
approved invoice

PROPOSAL #14.: Re-elect Messrs. Gunilla Berg, Bjorn                        ISSUER          YES          FOR               FOR
Hagglund, Anders Narvinger, Finn Rausing, Jorn
Rausing, Lars Renstrom, Waldemar Schmidt and Ulla
Litzen as the Members of Board of Directors; elect
Mr. Anders Narvinger as the Chairman of the Board of
Directors, the assignment of Anders Narvinger's as
Chairman of the Board of Directors end prematurely,
the Board of Directors shall appoint a new Chairman;
the authorized public accountants Kerstin Mouchard
and Staffan Landen,were appointed Auditors of the
Company and the authorized public accountants Hakan
Olsson and Thomas Swensson were appointed deputy
Auditors of the Company at the AGM to be held in 2008
 for a period of 4 years, i.e., for the period until
the AGM to be held in 2012

PROPOSAL #15.: Receive Auditor's report regarding                          ISSUER          YES          FOR               FOR
compliance with the guidelines for compensation to
senior management adopted at the AGM held in 2008

PROPOSAL #16.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
compensation to Senior Management as specified

PROPOSAL #17.: Approve the Nomination Committee for                        ISSUER          YES          FOR               FOR
the next AGM as specified

PROPOSAL #18.a: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
for transfer to a fund to be used pursuant to a
resolution adopted by the General Meeting by
retirement of re-purchased shares as sepcified

PROPOSAL #18.b: Approve the bonus issue as specified                       ISSUER          YES          FOR               FOR

PROPOSAL #19.: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #20.: Other matter                                                ISSUER          NO           N/A               N/A

PROPOSAL #21.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALFRESA HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J0109X107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALL NIPPON AIRWAYS CO.,LTD.
  TICKER:                N/A             CUSIP:     J51914109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLEANZA ASSICURAZIONI SPA
  TICKER:                N/A             CUSIP:     T02772134
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's report                       ISSUER          NO           N/A               N/A
on the Management and report of the other Board of
Auditors for the year 2008 presentation of the
balance sheet and related and consequential

PROPOSAL #2.: Approve the re-determination of the                          ISSUER          NO           N/A               N/A
Members number of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLIANCE & LEICESTER PLC, LEICESTER
  TICKER:                N/A             CUSIP:     G0178P103
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLIANCE & LEICESTER PLC, LEICESTER
  TICKER:                N/A             CUSIP:     G0178P103
  MEETING DATE:          9/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to give effect to the proposed                      ISSUER          YES          FOR               FOR
 Scheme of Arrangement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALLIANZ SE, MUENCHEN
  TICKER:                N/A             CUSIP:     D03080112
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual                          ISSUER          NO           N/A               N/A
Financial Statements and the approved Consolidated
Financial Statements as of and for the fiscal year
ended December 31, 2008, and of the Management
Reports for Allianz SE and for the Group, the
Explanatory Report on the information pursuant to
paragraph 289 (4), paragraph 315 (4) of the German
Commercial Code (Handelsgesetzbuch) as well as the
Report of the Supervisory Board for the fiscal year

PROPOSAL #2.: Appropriation of net earnings                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Management Board

PROPOSAL #4.: Approval of the actions of the members                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorization to acquire treasury                            ISSUER          YES          FOR               FOR
shares for trading purposes

PROPOSAL #7.: Authorization to acquire and utilize                         ISSUER          YES          FOR               FOR
treasury shares for other purposes

PROPOSAL #8.: Authorization to use derivatives in                          ISSUER          YES          FOR               FOR
connection with the acquisition of treasury shares
pursuant to Paragraph 71 (1) no. 8 of the German
Stock Corporation Act (Aktiengesetz)

PROPOSAL #9.: Amendment to the Statutes in accordance                      ISSUER          YES          FOR               FOR
 with Paragraph 67 German Stock Corporation Act
(Aktiengesetz)

PROPOSAL #10.A: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Cancellation of provisions regarding the first
Supervisory Board

PROPOSAL #10.B: Other amendments to the Statutes:                          ISSUER          YES          FOR               FOR
Anticipatory resolutions on the planned Law on the
Implementation of the Shareholder Rights Directive
(Gesetz zur Umsetzung der Aktionaersrechterichtlinie)

PROPOSAL #11.: Approval of control and profit                              ISSUER          YES          FOR               FOR
transfer agreement between Allianz SE and Allianz
Shared Infrastructure Services SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALPHA BANK SA, ATHENS
  TICKER:                N/A             CUSIP:     X1687N119
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 as of 31 DEC 2008, along with the relevant report of
 the Board of Directors and the Auditors and the
distribution of profits

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors and the Auditors from any liability for the
 FY 2008

PROPOSAL #3.: Elect the Auditors, regular and                              ISSUER          NO           N/A               N/A
alternate, for the FY 2009 and approve their
remuneration

PROPOSAL #4.: Approve and ratify the resolution by                         ISSUER          NO           N/A               N/A
the EGM of shareholders convened on 12 JAN 2009,
regarding the increase of the share capital in
accordance with Law 3723/2008; acceptance of the
report by the appointed Committee for the evaluation
of the bonds contributed and issued by the Greek
state for the participation in the share capital
increase approved by the EGM of shareholders of 12

PROPOSAL #5.: Appoint the Member of the Audit                              ISSUER          NO           N/A               N/A
Committee in accordance with the Article 37 of Law
3693/2008

PROPOSAL #6.: Approve the Board of Directors fees                          ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant authority, according to Article                        ISSUER          NO           N/A               N/A
23, paragraph 1 of Codified Law 2190/1920, to the
Members of the Board of Directors, the General
Management as well as to Managers to participate in
the Board of Directors or in the Management of group
Company's having similar purposes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALPHA CREDIT BANK S.A.
  TICKER:                N/A             CUSIP:     X1687N119
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase of the share                             ISSUER          NO           N/A               N/A
capital in accordance with Law 3723/2008, foregoing
preemptive rights of existing shareholders by the
issuance and distribution of new material redeemable
preferred shares without voting rights; authorize the
 Board of Directors to define the terms of the
preferred shares; amend the Article 5 of the Bank's
Articles of Incorporation to include the share
capital increase and adaptation to Law 3723/2008

PROPOSAL #2.: Amend the number of Board of Directors                       ISSUER          NO           N/A               N/A
and Article 7 of the Bank's Articles of Incorporation

PROPOSAL #3.: Elect a New Member of Board of                               ISSUER          NO           N/A               N/A
Directors in application of Law 3723/2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALPS ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J01176114
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALSTOM, PARIS
  TICKER:                N/A             CUSIP:     F0259M475
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
and the transactions for the FYE on 31 MAR 2008

PROPOSAL #O.2: Approve the consolidated accounts and                       ISSUER          YES          FOR               FOR
the transactions for the FYE on 31 MAR 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the pursuit of a regulated
agreement concluded during a previous FY

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on a regulated agreement
concerning the commitments referred to in Article
L.225-42-1 of the Commercial Code, for the benefit of
 Mr. Patrick Kron

PROPOSAL #O.6: Appoint PricewaterhouseCoopers Audit                        ISSUER          YES          FOR               FOR
Company as the Permanent Statutory Auditor

PROPOSAL #O.7: Appoint Mazars Company as the                               ISSUER          YES          FOR               FOR
Permanent Statutory Auditor

PROPOSAL #O.8: Appoint Mr. Yves Nicolas as a Deputy                        ISSUER          YES          FOR               FOR
Auditor of PricewaterhouseCoopers Audit, for a term
of 6 fiscal years expiring at the end of the OGM
called to vote on the accounts for the 2014/15 FY

PROPOSAL #O.9: Appoint Mr. Patrick de Cambourg as a                        ISSUER          YES          FOR               FOR
Deputy Auditor of Mazars SA, for a term of 6 fiscal
years expiring at the end of the OGM called to vote
on the accounts for 2014/15 FY

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.12: Grant powers for the enforcement of                        ISSUER          YES          FOR               FOR
the General Assembly's decisions and formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALUMINA LTD
  TICKER:                N/A             CUSIP:     Q0269M109
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the                         ISSUER          NO           N/A               N/A
reports of the Directors and the Auditor for the YE
31 DEC 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Donald M. Morley as a                          ISSUER          YES          FOR               FOR
Director who retires in accordance with the Company's
 constitution

PROPOSAL #3.B: Elect Mr. John Bevan as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth], the grant to Mr. John
Bevan, Chief Executive Officer of the Company, of
rights to acquire ordinary shares in the capital of
the Company in accordance with the terms contained in
 the Company's Long Term Incentive Plan, as specified

PROPOSAL #5.: Approve and adopt, pursuant to Sections                      ISSUER          YES          FOR               FOR
 136[2] and 648G of the Corporations Act 2001 [Cth],
the constitution submitted to this meeting as
specified as the Constitution of the Company in
substitution for and to the exclusion of the existing
 constitution of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMADA CO.,LTD.
  TICKER:                N/A             CUSIP:     J01218106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Reduce Board
Size to 10, Reduce Term of Office of Directors to One
 Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMCOR LTD
  TICKER:                N/A             CUSIP:     Q03080100
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the reports of the Directors and the
Auditor in respect of the YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. Ernest John James Pope as                      ISSUER          YES          FOR               FOR
 a Director who retires by rotation in accordance
with Rule 63 of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. John Gordon Thorn as a                         ISSUER          YES          FOR               FOR
Director who retires by rotation in accordance with
Rule 63 of the Company's Constitution

PROPOSAL #3.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth] and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of 170,000 Performance Rights and 280,000
Options pursuant to the Company's Long Term Incentive
 Plan, as specified, and for the issue of ordinary
shares in the Company upon the exercise of those
Options and Performance Rights

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act 2001 [Cth], and the Australian
Securities Exchange Listing Rules [including Listing
Rule 10.14], the issue to the Managing Director and
the Chief Executive Officer of the Company, Mr. K.N.
MacKenzie, of up to 150,000 Share Rights pursuant to
the Company's Management Incentive Plan - Equity, as
specified and for the issue of ordinary shares in the
 Company upon the vesting of those Share Rights

PROPOSAL #5.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [included in the report of the Directors] for
 the YE 30 JUN 2008

PROPOSAL #6.: Approve the maximum aggregate amount                         ISSUER          YES          FOR               FOR
available for payment to the Non- Executive Directors
 of the Company in accordance with Rule 51 of the
Company's Constitution and the Australian Securities
Exchange Listing Rule 10.17, as remuneration for
their services, be increased by AUD 500,000 from an
amount not exceeding AUD 2,000,000 per annum to an
amount not exceeding AUD 2,500,000 per annum

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMEC PLC
  TICKER:                N/A             CUSIP:     G02604117
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Director's and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare the final dividend of 10.1p per                      ISSUER          YES          FOR               FOR
 share

PROPOSAL #3.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the remuneration policy set out                      ISSUER          YES          FOR               FOR
 in the Director's remuneration report

PROPOSAL #5.: Re-elect Mr. I.P. McHoul as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with Article 82 of the
Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. S.R. Thompson as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article 82
of the Articles of Association of the Company

PROPOSAL #7.: Re-elect Mr. N.A. Bruce as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with Article 82 of the
Articles of Association of the Company

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company

PROPOSAL #9.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985, to
make market purchases [Section 163(3)] of up to
maximum number of 33,259,712 ordinary shares of 50p
each in the capital of the Company, at a minimum
price of 50p and up to 105% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; [Authority expires the
earlier of the conclusion of the AGM of the Company
held in 2010]; the Company, before the expiry, may
make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

PROPOSAL #11: Approve to renew the authority                               ISSUER          YES          FOR               FOR
conferred on the Directors by Article 7.2 of the
Articles of Association of the Company, until the
conclusion of AGM of the Company to be held in 2010
and for such period the Section 80 amount should be

PROPOSAL #S.12: Approve to renew the authority                             ISSUER          YES          FOR               FOR
conferred on the Directors by Article 7.3 of the
Articles of Association of the Company, until the
conclusion of AGM of the Company to be held in 2010
and for such period the Section 89 amount should be
GBP 8,314,928

PROPOSAL #S.13: Approve, with effect from 00.01 am on                      ISSUER          YES          FOR               FOR
 01 OCT 2009, to amend the Articles of Association of
 the Company as specified; and to adopt the amended
Articles of Association as the Articles of
Association of the Company in substitution for and to
 exclusion of the existing Articles of Association

PROPOSAL #S.14: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be not less than 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMP LTD
  TICKER:                N/A             CUSIP:     Q0344G101
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Director's report and the Auditor's report for the YE
 31 DEC 2008

PROPOSAL #2.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 7.4, the issue of shares by AMP, as and
on the specified basis

PROPOSAL #3.B: Re-elect Mr. Richard Grellman as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Dr. Nora Scheinkestel as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #5.: Approve the acquisition by the Managing                      ISSUER          YES          FOR               FOR
 Director of AMP Limited, Mr. Craig Dunn, of:
performance rights under AMP'S long-term incentive
program; and shares in AMP limited on the exercise of
 some or all of those performance right as and on the
 specified basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO AMERN PLC
  TICKER:                N/A             CUSIP:     G03764134
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect Mr. David Challen                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Chris Fay                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir Rob Margetts                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir Mark Moody Stuart                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Fred Phaswana                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Mamphela Ramphele                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Peter Woicke                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #11.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #12.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve to disapply pre emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Grant authority to the purchase of                         ISSUER          YES          FOR               FOR
own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANGLO IRISH BANK CORPORATION PLC, DUBLIN
  TICKER:                N/A             CUSIP:     G03815118
  MEETING DATE:          1/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized the                       ISSUER          YES          FOR               FOR
share capital of the Company, subject to Resolutions
2, 3, 4 and 5 being duly passed, from EUR 242,000,000
 divided into 1,200,000,000 ordinary shares of EUR
0.16 each and 50,000,000 Non-Cumulative Preference
Shares of EUR 1.00 each, GBP 50,000,000 divided into
50,000,000 Non-Cumulative Preference Shares of GBP
1.00 each and USD 50,000,000 divided into 50,000,000
Non-Cumulative Preference Shares of USD 1.00 each to
EUR 482,000,000 divided into 1,200,000,000 Ordinary
Shares of EUR 0.16 each, 50,000,000 Non-Cumulative
Preference Shares of EUR 1.00 each and 1,500,000,000
perpetual 2009 Non-Cumulative Redeemable Preference
Shares of EUR 0.16 each, GBP 50,000,000 divided into
50,000,000 Non-Cumulative Preference Shares of GBP
1.00 each and USD 50,000,000 divided into 50,000,000
Non-Cumulative Preference Shares of USD 1.00 each by
the creation of 1,500,000,000 perpetual 2009 Non-
Cumulative Redeemable Preference Shares of EUR 0.16
each, and amend Clause 4 of the Memorandum of
Association of the Company accordingly

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
Resolutions 1, 3, 4 and 5 being duly passed, for the
purposes of Section 20 of the Companies [Amendment]
Act 1983 [the 1983 Act], to allot and issue relevant
securities [as defined by the said Section 20] up to
an amount equal to the authorized but unissued share
capital of the Company as at the close of business on
 16 JAN 2009 and to allot and issue any shares
purchased by the Company pursuant to the provisions
of the Companies Act 1990 [the 1990 Act] and held as
treasury shares [as defined by Section 209 of the
1990 Act] [Treasury Shares]; [Authority shall expire
on 15 JAN 2014]; and the Company may before such date
 make any offers or agreements which would or might
require any such securities to be allotted or issued
after such expiry and the Directors may allot and
issue any such securities in pursuance of such offers
 or agreements as if the power conferred hereby had
not expired

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
Resolutions 1, 2, 4 and 5 being duly passed, for the
purposes of Section 24 of the 1983 Act, to allot
equity securities for cash pursuant to, and in
accordance with, Article 8(b) of the Articles of
Association of the Company [being the Articles
proposed to be adopted pursuant to Resolution 4];
[Authority expires earlier of the date of the AGM of
the Company after the passing of this resolution or
30 APR 2009]; or renewed in accordance with the
provisions of the 1983 Act and Article 8(b)

PROPOSAL #S.4: Adopt, subject to Resolutions 1, 2, 3                       ISSUER          YES          FOR               FOR
and 5 being duly passed, the regulations produced at
the EGM [as specified], the new Articles of
Association of the Company in substitution for and to
 the exclusion of the existing Articles of Association

PROPOSAL #5.: Approve, subject to Resolutions 1, 2, 3                      ISSUER          YES          FOR               FOR
 and 4, being duly passed, the Minister holding 75%
of the Voting Rights [as specified] which arises in
the manner described in the Circular, without
triggering an obligation on the Minister under the
Takeover Rules to make a general offer for the
balance of the issued equity share capital and
transferable voting securities of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANHEUSER-BUSCH INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B6399C107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Management report by the Board of                            ISSUER          NO           N/A               N/A
Directors on the accounting year ending on 31 DEC 2008

PROPOSAL #2.: Report by the Statutory Auditor on the                       ISSUER          NO           N/A               N/A
accounting year ending on 31 DEC 2008

PROPOSAL #3.: Communication of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts relating to the accounting year
ending on 31 DEC 2008

PROPOSAL #4.: Approve the statutory annual accounts                        ISSUER          NO           N/A               N/A
relating to the accounting year ended on 31 DEC 2008,
 including the allocation of the result the dividend
will be payable as from 05 MAY 2009

PROPOSAL #5.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
the performance of their duties during the accounting
 year ending on 31 DEC 2008

PROPOSAL #6.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for the performance of his duties during the
accounting year ending on 31 DEC 2008

PROPOSAL #7.A: Amend the Executive remuneration                            ISSUER          NO           N/A               N/A
policy, applicable as from 2009, this document can be
 reviewed as indicated at the end of this notice

PROPOSAL #7.B: Approve the specific one-time granting                      ISSUER          NO           N/A               N/A
 of stock options and shares

PROPOSAL #8.A: Approve to change the control                               ISSUER          NO           N/A               N/A
provisions relating to the emtnprogram

PROPOSAL #8.B: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions relating to the US dollar notes

PROPOSAL #9.A: Special report by the Board of                              ISSUER          NO           N/A               N/A
Directors on the issuance of subscription rights and
the exclusion of the preference right of the existing
 shareholders in favour of specific persons, drawn up
 in accordance with Articles 583,596 and 598 of the
companies code

PROPOSAL #9.B: Special report by the statutory                             ISSUER          NO           N/A               N/A
Auditor on the exclusion of the preference right of
the existing shareholders in favour of specific
persons, Drawn up in accordance with Articles 596 and
 598 of the companies code

PROPOSAL #9.C: Approve the excluding the preference                        ISSUER          NO           N/A               N/A
right of the existing shareholders in relation to the
 issuance of subscription rights in favour of all
current directors of the Company, as well as former
Directors of the company, as identified in the report
 referred under item(a) as specified

PROPOSAL #9.D: Approve the issuance of a maximum                           ISSUER          NO           N/A               N/A
number of 1,250,000 subscription rights and
determining their terms and conditions [as such terms
 and conditions are appended to report referred under
 item (a) above]

PROPOSAL #9.E: Approve to increase the capital of the                      ISSUER          NO           N/A               N/A
 Company, under the condition precedent and to the
extent of the exercise of the subscription rights,
for a maximum amount equal to the number of
subscription rights multiplied by their exercise
price and allocation of the issuance premium to an
account not available for distribution

PROPOSAL #9.F.i: Authorize the nomination Committee                        ISSUER          NO           N/A               N/A
to determine the effective total number of
subscription rights to be offered and the individual
number of subscription rights to be offered to each
of the Directors and former Directors

PROPOSAL #9.Fii: Authorize the two Directors acting                        ISSUER          NO           N/A               N/A
jointly to have recorded by notarial deed the
exercise of the subscription rights, the
corresponding increase of the capital, the number of
new shares issued, the resulting modification to the
Articles of Association and the allocation of the
issuance premium to an account not available for

PROPOSAL #10.A: Special report by the Board of                             ISSUER          NO           N/A               N/A
Directors on the authorized capital, drawn up in
accordance with article 604 of the Companies code

PROPOSAL #10.B: Approve to cancel the unused portion                       ISSUER          NO           N/A               N/A
of the existing authorized capital, granting a new
authorization to the Board of Directors to increase
the capital in accordance with Article 6 of the
Articles of Association, in one or more transactions,
 by the issuance of a number of shares, or financial
instruments giving right to a number of shares, which
 will represent not more than 3pct of the shares
issued as at 28 APR 2009, and modifying Article 6 of
the articles of Association accordingly; such
authorization is granted for a period of five years
as from the date of publication of this modification
to the Articles of Association in the belgian state
journal [moniteur belge belgisch staatsblad]

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase the company's own shares, as such
authorization and its terms and conditions are
provided for by Article 10, indent 1, of the Articles
 of Association, and amending Article 10, indent 2 of
 the Articles of Association accordingly; such
authorization is granted for a period of five years
as from 28 APR 2009

PROPOSAL #12.: Authorize Mr. Benoit Loore, VP legal                        ISSUER          NO           N/A               N/A
Corporate, with power to substitute and without
prejudice to other delegtions of powers to the extent
 applicable, for (i) the restatements of the Articles
 of Association as a result of all changes referred
to above, the signing of the restated Articles of
Association and their filings with the clerk's office
 of the commercial court of brussels,(ii) the filing
with the same clerk's office of the resolutions
referred under item 8 above and (iii) any other
filings and publication formalities in relation to
the above resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANTOFAGASTA P L C
  TICKER:                N/A             CUSIP:     G0398N128
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the reports of the                         ISSUER          YES        AGAINST           AGAINST
Directors' and the Auditors' and the financial
statements for the YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the remuneration                         ISSUER          YES        AGAINST           AGAINST
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. C H Bailey as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. R F Jara as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. G S Menendez as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company and authorize the Directors to fix
 their remuneration

PROPOSAL #8.: Authorize the capital of the Company be                      ISSUER          YES          FOR               FOR
 increased from GBP 67,000,000 to GBP 85,000,000 by
the creation of 360,000,000 ordinary shares of 5p each

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot relevant securities [as specified in the
Companies Act 1985] up to an aggregate nominal amount
 of GBP 16,430,945; and relevant securities
comprising equity securities [as specified in the
Companies Act 1985] up to an aggregate nominal amount
 of GBP 32,861,890 [such amount to be reduced by the
aggregate nominal amount of relevant securities
issued under Paragraph [A] of this resolution in
connection with an offer by way of a rights issue:
[i] to ordinary shareholders in proportion [as nearly
 as may be practicable] to their existing holdings;
and [ii] to holders of other equity securities as
required by the rights of those securities or,
subject to such rights, as the Directors otherwise
consider necessary, and so that the Directors' may
impose any limits or restrictions and make any
arrangements which they consider necessary or
appropriate to deal with treasury shares, fractional
entitlements, record dates, legal, regulatory or
practical problems in, or under the laws of, any
territory or any other matter, such authorities to
apply until the end of the Company's next AGM to be
held in 2010 [or, if earlier, until the close of
business on 30 JUN 2010] but, in each case, so that
the Company may make offers and enter into agreements
 before the authority expires which would, or might,
require relevant securities to be allotted after the
authority expires and the Directors may allot
relevant securities under any such offer or agreement

PROPOSAL #S.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities [as specified in the Companies Act
1985] for cash pursuant to the authority granted by
Resolution 9 and where the allotment constitutes an
allotment of equity securities by virtue of Section
94[3A] of the Companies Act 1985, in each case free
of the restriction in Section 89[1] of the Companies
Act 1985, such power to be limited: [A] to the
allotment of equity securities in connection with an
offer of equity securities [but in the case of
allotment pursuant to the authority granted by
Paragraph [B] of Resolution 9, such power shall be
limited to the allot of equity securities in
connection with an offer by way of a rights issue
only]: [i] to ordinary shareholders in proportion [as
 nearly as may be practicable] to their existing
holdings; [ii] to holders of other equity securities,
 as required by the rights of those securities or
subject to such rights, as the Directors otherwise
consider necessary, and so that the Directors may
impose any limits or restrictions and make any
arrangements which they consider necessary or
appropriate to deal with treasury shares, fractional
entitlements. record dates, legal; regulatory or
practical problems in, or under the laws of, any
territory or any other matter; and [B] to the
allotment of equity securities pursuant to the
authority granted by Paragraph [A] of Resolution 9
and/or an allotment which constitutes an allotment of
 equity securities by virtue of Section 94[3A] of
Companies Act 1985 [in each case otherwise than in
the circumstances set out in Paragraph [A] of this
Resolution 10] up to a nominal amount of GBP
2,464,641; such power to apply until the end of the
Company's next AGM to be held in 2010 [or, if
earlier, until the close of business on 30 JUN 2010]
but so that the Company, may make offers and enter
into agreements before the power expires which would,
 or might, require equity securities to be allotted
after the power expires and the Directors may allot
equity securities under any such offer or agreement

PROPOSAL #S.11: Authorize the Company to make one or                       ISSUER          YES          FOR               FOR
more market purchases [within the meaning of Section
163[3] of the Companies Act 1985] of ordinary shares
of 5p in the capital of the Company [Ordinary Shares]
 provided that: the maximum aggregate number of
Ordinary Shares authorized to be purchased is
98,585,669 [representing 10% of the issued ordinary
share capital of the Company]; the minimum price
which may be paid for an Ordinary Share is 5p; the
maximum price which may be paid for an Ordinary Share
 is an amount equal to 105% of the average of the
middle market quotations for an Ordinary Share as
derived from The London Stock Exchange Daily Official
 List for the 5 business days immediately preceding
the day on which that Ordinary Share is purchased;
[authority expires at the earlier of the conclusion
of the next AGM of the Company to be held in 2010 and
 30 JUN 2010]; and the Company may make a Contract to
 purchase Ordinary Shares under this authority before
 the expiry of the authority which will or may be
executed wholly or partly after the expiry of the
authority, and may make a purchase of Ordinary Shares
 in pursuance of any such Contract

PROPOSAL #S.12: Approve, a general meeting of the                          ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AOZORA BANK,LTD.
  TICKER:                N/A             CUSIP:     J0172K107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the consolidated financial
statements for the FY 2008 in their entirety, with a
resulting consolidated net income of EUR 10,439
millions

PROPOSAL #2.: Receive the management report of the                         ISSUER          NO           N/A               N/A
Board of Directors and the report of the Independent
Company Auditor, approves the Parent Company Annual
Accounts for the FY 2008 in their entirety, with a
resulting profit for Arcelor Mittal as Parent Company
 of the Arcelor Mittal group of EUR 19,093,961,939
[established in accordance with the laws and
regulations of the Grand-Duchy of Luxembourg, as
compared to the consolidated net income of EUR 10,439
 millions established in accordance with
International Financial Reporting Standards as
adopted in the European Union, the subject of the

PROPOSAL #3.: Acknowledge the results to be allocated                      ISSUER          NO           N/A               N/A
 and distributed amount to EUR 28,134,244,719, from
which EUR 105,278,200 must be allocated to the legal
reserve and EUR 395,657,429 must be allocated to the
reserve for shares held in treasury

PROPOSAL #4.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
Company based on the Parent Company Annual Accounts
for the FY 2008 as specified, dividends are paid in
equal quarterly installments of EUR 0.1875 [gross]
per share, a first installment of dividend of EUR
0.1875 [gross] per share has been paid on 16 MAR 2009

PROPOSAL #5.: Approve to set the amount of annual                          ISSUER          NO           N/A               N/A
Directors compensation and attendance fees to be
allocated to the Members of the Board of Directors at
 USD 2,870,634

PROPOSAL #6.: Grant discharge to the Directors for FY                      ISSUER          NO           N/A               N/A
 2008

PROPOSAL #7.: Acknowledge the end of mandate for                           ISSUER          NO           N/A               N/A
Messrs. Michel Marti;  Sergio Silva de Freitas;
Wilbur L. Ross; Narayanan Vaghul; Francois Pinault;
and Jean-Pierre Hansen

PROPOSAL #8.: Re-elect Mr. Narayanan Vaghul, residing                      ISSUER          NO           N/A               N/A
 at 63 First Main Road Flat no. 3, R A Puram,
Chennai, India, for a three-year mandate, in
accordance with Article 8.3 of the Company's Articles
 of Association, which mandate shall terminate on the
 date of the general meeting of shareholders to be

PROPOSAL #9.: Re-elect Mr. Wilbur L. Ross, residing                        ISSUER          NO           N/A               N/A
at 328 El Vedado Road, Palm Beach, Florida 33480-
4736, United States of America, for a three-year
mandate, in accordance with Article 8.3 of the
Company's Articles of Association, which mandate
shall terminate on the date of the general meeting of
 shareholders to be held in 2012

PROPOSAL #10.: Re-elect Mr. Francois Pinault,                              ISSUER          NO           N/A               N/A
residing at 48, rue de Bourgogne, 75007 Paris,
France, for a three-year mandate, in accordance with
Article 8.3 of the Company's Articles of Association,
 which mandate shall terminate on the date of the
general meeting of shareholders to be held in 2012

PROPOSAL #11.: Approve to cancel with effect as of                         ISSUER          NO           N/A               N/A
this General Meeting the authorization granted to the
 Board of Directors by the general meeting of
shareholders held on 13 MAY 2008 with respect to the
share buy-back programme and decides to authorize,
effective immediately after this General Meeting, the
 Board of Directors of the Company, with option to
delegate, and the corporate bodies of the other
companies in the Arcelor Mittal group referred to in
Article 49bis of the Luxembourg law of 10 AUG 1915 on
 commercial companies, as amended [the Law], to
acquire and sell shares in the Company in accordance
with the Law and for all purposes authorized or which
 may come to be authorized by the laws and
regulations in force, including but not limited to
entering into off-market and over-the-counter
transactions and to acquire shares in the Company
through derivative financial instruments. Euro next
markets of Amsterdam, Paris, and Brussels -
Luxembourg Stock Exchange - Spanish stock exchanges
of Barcelona, Bilbao, Madrid and Valencia In
accordance with the laws transposing Directive
2003/6/EC of 28 January 2003 and EC Regulation
2273/2003 of 22 December 2003, acquisitions,
disposals, exchanges, contributions and transfers of
shares may be carried out by all means, on or off the
 market, including by a public offer to buy back
shares or by the use of derivatives or option
strategies. The fraction of the capital acquired or
transferred in the form of a block of shares may
amount to the entire program. Such transactions may
be carried out at any time, including during a tender
 offer period, in accordance with applicable laws and
 regulations. New York Stock Exchange Any share buy-
backs on the New York Stock Exchange should be
performed in compliance with Section 10[b] of the
Securities Exchange Act of 1934, as amended [the
Exchange Act], Rule 10b-5 promulgated there under,
and Section 9[a][2] of the Exchange Act. The
authorization is valid for a period of eighteen [18]
months or until the date of its renewal by a
resolution of the general meeting of shareholders if
such renewal date is prior to such period. The
maximum number of shares that can be acquired is the
maximum allowed by the Law in such a manner that the
accounting par value of the Company's shares held by
the Company [or other ArcelorMittal group companies
referred to in Article 49bis of the Law] may not in
any event exceed 10% of its subscribed share capital.
 The purchase price per share to be paid in cash
shall not represent more than 125% of the trading
price of the shares on the New York Stock Exchange
and on the Euro next European markets on which the
Company is listed, the Luxembourg Stock Exchange or
the Spanish stock exchanges of Barcelona, Bilbo,
Madrid and Valencia, depending on the market on which
 the purchases are made, and no less than one Euro.
For off-market transactions, the maximum purchase
price shall be 125% of the price on the Euro next
European markets where the Company is listed. The

PROPOSAL #12.: Appoint Deloitte S.A., with registered                      ISSUER          NO           N/A               N/A
 office at 560, rue de Neudorf, L-2220 Luxembourg,
G.D. Luxembourg, as independent Company Auditor for
the purposes of an Independent Audit of the Parent
Company Annual Accounts and the Consolidated
Financial Statements for the financial year 2009

PROPOSAL #13.: Authorize the Board of Directors to:                        ISSUER          NO           N/A               N/A
[a] implement the payment of bonuses in relation to
financial years 2008 and 2009 to eligible employees
of the Company partly in shares of the Company [up to
 40%], with the balance to be paid in cash, provided
that the maximum number of shares allocated to
employees in connection therewith shall not exceed
five million [5,000,000] shares in total, which may
either be newly issued shares or shares held in
treasury; and [b] do or cause to be done all such
further acts and things as the Board of Directors may
 determine to be necessary or advisable in order to
implement the content and purpose of this resolution.
 The General Meeting further acknowledges that the
maximum total number of five million [5,000,000]
shares for this purpose represents less than zero
point four per cent [0.4%] of the Company's current
issued share capital

PROPOSAL #14.: Approve the Long-Term Incentive Plan                        ISSUER          NO           N/A               N/A
2009-2018 which will cover the period from and
including financial year 2009 to and including
financial year 2018 [the LTIP], a copy of which is
available to shareholders on request from the
Company's Investor Relations department whose contact
 details are provided at the end of this convening
notice; [b] delegate to the Board of Directors the
power to issue share options or other equity-based
awards and incentives to all eligible employees under
 the LTIP for a number of Company's shares not
exceeding eight million five hundred thousand
[8,500,000] options on fully paid-up shares, which
may either be newly issued shares or shares held in
treasury, during the period from this General Meeting
 until the general meeting of shareholders to be held
 in 2010 [defined as the Cap], provided, that the
share options will be issued at an exercise price
that shall not be less than the average of the
highest and the lowest trading price on the New York
Stock Exchange on the day immediately prior to the
grant date, which date shall be decided by the Board
of Directors and shall be within the respective
periods specified in the LTIP; [c] delegate to the
Board of Directors the power to decide and implement
any increase in the Cap by the additional number
necessary to preserve the rights of the option
holders in the event of a transaction impacting the
Company's share capital; and [d] do or cause to be
done all such further acts and things as the Board of
 Directors may determine to be necessary or advisable
 in order to implement the content and purpose of
this resolution; the General Meeting further
acknowledges that the Cap represents less than zero
point six per cent [0.6%] of the Company's current
issued share capital on a diluted basis

PROPOSAL #15.: Authorize the Board of Director to                          ISSUER          NO           N/A               N/A
decide the implementation of Employee Share Purchase
Plan 2009 reserved for all or part of the employees
of all or part of the Companies comprised within the
scope of consolidation of consolidated financial
statements for a maximum number of two million five
hundred thousand share; and for the purposes of the
implementation of ESPP 2009, issue new shares within
the limits of the authorized share capital and /or
deliver treasury shares up to a maximum of 2 million
five hundred thousand fully paid-up shares during the
 period from this general meeting to the general
meeting of shareholders to be held in 2010; and do or
 cause to be done all such further acts and things as
 the Board of Directors may determine to be necessary
 or advisable in order to implement the content and
purpose of this resolution; general meeting further
acknowledges that the maximum total number of two
million five hundred thousand shares of the Company
as indicated above for the implementation of the ESPP
 2009 represent less than zero point two percent of
the Company's current issued share capital on a
diluted basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCELORMITTAL SA LUXEMBOURG
  TICKER:                N/A             CUSIP:     L0302D129
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to (i) renew for a                      ISSUER          NO           N/A               N/A
 5-year period the authorized share capital of EUR
7,082,460,000 represented by 1,617,000,000 shares
without nominal value, compared to the Company's
issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal
value, representing a potential maximum increase in
the Company's issued share capital of 168,173,653 new
 shares, and (ii) authorize the Board of Directors of
 the Company to issue, within the limit of such
authorized share capital, new shares for various
types of transactions and to amend Article 5.5 of the
 Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARISTOCRAT LEISURE LIMITED
  TICKER:                N/A             CUSIP:     Q0521T108
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. William Morris Baker as a                       ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Clause
12.3 of the Constitution of the Company, retires from
 office

PROPOSAL #3.: Re-elect Ms. Sam Pitkin as a Director                        ISSUER          YES          FOR               FOR
of the Company, in accordance with Clause 12.3 of the
 Constitution of the Company, retires form office

PROPOSAL #4.: Elect Dr. Rosalind Vivienne Dubs as a                        ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Clause
12.6 of the Constitution of the Company

PROPOSAL #5.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of ASX Listing Rules 7.1 and 10.14,
to grant 660,622 performance share rights to Mr. J.R.
 Odell, Chief Executive Officer and Managing
Director, pursuant to the Company's Long-Term
Performance Share Plan as specified

PROPOSAL #6.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of ASX Listing Rules 7.1 and 10.14,
to grant 208,503 performance share rights to Mr.
S.C.M. Kelly, Chief Financial Officer and Finance
Director, pursuant to the Company's Long-Term
Performance Share Plan as specified

PROPOSAL #7.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [included in the Directors' report] for the
YE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASAHI BREWERIES,LTD.
  TICKER:                N/A             CUSIP:     J02100113
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASAHI GLASS COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J02394120
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve delegation to the board of                           ISSUER          YES          FOR               FOR
directors of the decision on matters concerning the
offering of stock acquisition rights issued as stock
options to employees of the Company and directors and
 employees of the Company's subsidiaries, etc.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASAHI KASEI CORPORATION
  TICKER:                N/A             CUSIP:     J0242P110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCIANO GROUP, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q0557G103
  MEETING DATE:          10/22/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the consolidated                        ISSUER          NO           N/A               N/A
financial report of the Company and the separate
consolidated financial report of the Trust as well as
 the reports of the  Company Directors and the
Auditors for the FYE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
FYE 30 JUN 2008

PROPOSAL #3.: Re-elect Mr. Chris Barlow as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires under the Article 47(a)
of the Company's Constitution

PROPOSAL #4.: Approve, for all purposes for the grant                      ISSUER          YES        AGAINST           AGAINST
 of 2,164,679 options to acquire stapled securities
in Asciano to the Managing Director and Chief
Executive Officer, Mr. Mark Rowsthorn in accordance
with the rules of the Asciano Option and Rights Plan
and on the terms as specified

PROPOSAL #5.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 7.1 and all other purposes, the issue to
 Goldman Sachs JBWere Pty Limited [as underwriter of
the Asciano Security Purchase Plan] on or about 16
SEP 2008 of stapled securities under the Security
Purchase Plan as specified

PROPOSAL #S.6: Approve and adopt the amendments to                         ISSUER          YES          FOR               FOR
the Constitution of the Company as specified, with
effect from the close of the meeting

PROPOSAL #S.7: Approve and adopt the amendments to                         ISSUER          YES          FOR               FOR
the Constitution of the Trust as specified, with
effect from the close of the meeting and authorize
the Permanent Investment Management Limited as
responsible entity of the Trust [Responsible Entity]
to execute the supplemental deed poll and lodge it
with the Australia Securities and Investments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASICS CORPORATION
  TICKER:                N/A             CUSIP:     J03234150
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Treasury Shares for Odd-Lot Purchases

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASM PAC TECHNOLOGY LTD
  TICKER:                N/A             CUSIP:     G0535Q133
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited                                ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and the Auditor for the
YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.50                         ISSUER          YES          FOR               FOR
per share for the YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. Lee Wai Kwong as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Chow Chuen, James as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. Lok Kam Chong, John as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.4: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES        AGAINST           AGAINST
the Auditor and authorize the Board of Directors to
fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[the Directors], subject to this Resolution, during
the relevant period [as specified] of all the powers
of the Company to repurchase its own shares on The
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other stock exchange on which the
 shares of the Company may be listed and recognized
by The Securities and Futures Commission of Hong Kong
 [the Securities and Futures Commission] and the
Stock Exchange for this purpose, subject to and in
accordance with all applicable laws and the rules and
 regulations of the Securities and Futures commission
 and the Stock Exchange or of any other stock
exchange as amended from time to time; (b) the
aggregate nominal amount of the share capital of the
Company to be repurchased or agreed to be repurchased
 by the Company pursuant to the approval in this
Resolution during the relevant period shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 passing of this Resolution and the said approval be
limited accordingly; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the Company is required laws to be

PROPOSAL #6.: Amend the existing provision of Rule                         ISSUER          YES        AGAINST           AGAINST
2.1.1, Rule 4.1 and Rule 8.2 of the Employee Share
Incentive Scheme; and authorize the Directors of the
Company to take all necessary actions and sign all
documents n behalf of the Company to give full effect
 to the amendments to the Scheme as specified in this
 Resolution

PROPOSAL #S.7: Amend the Articles 1, 7.2.3, 11,                            ISSUER          YES          FOR               FOR
28.1.3, 30, 31, 37, 46.4, 60, 61, 62, 63, 64, 65, 66,
 68, 69, 70, 71, 73, 74, 76, 77, 110.2.7, 110.3, 122,
 125, 126, 136, 137, 153, 154, 155, 158.2 and 161 of
the Articles of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASML HOLDING NV
  TICKER:                N/A             CUSIP:     N07059178
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Overview of the Company's business and                       ISSUER          NO           N/A               N/A
financial situation

PROPOSAL #3.: Approve to discuss the Annual Report                         ISSUER          NO           N/A               N/A
2008 and adopt the financial statements for the FY
2008, as prepared in accordance with Dutch law

PROPOSAL #4.: Grant discharge the Members of the                           ISSUER          NO           N/A               N/A
Board of Management from liability for their
responsibilities in the FY 2008

PROPOSAL #5.: Grant discharge the Members of the                           ISSUER          NO           N/A               N/A
Supervisory Board from liability for their
responsibilities in the FY 2008

PROPOSAL #6.: Clarification of the reserves and                            ISSUER          NO           N/A               N/A
dividend policy

PROPOSAL #7.: Adopt a dividend of EUR 0.20 per                             ISSUER          NO           N/A               N/A
ordinary share of EUR 0.09

PROPOSAL #8.A: Approve, subject to the approval of                         ISSUER          NO           N/A               N/A
the Supervisory Board, the number of performance
stock for the Board of Management and authorize the
Board of Management to issue the performance stock

PROPOSAL #8.B: Approve, subject to the approval of                         ISSUER          NO           N/A               N/A
the Supervisory Board, the maximum number of 50,000
sign-on stock and authorize the Board of Management
to issue the sign-on stock

PROPOSAL #9.A: Approve, subject to the approval of                         ISSUER          NO           N/A               N/A
the Supervisory Board, the number of performance
stock options available for the Board of Management
and authorize the Board of Management to issue the
performance stock options

PROPOSAL #9.B: Approve, subject to the approval of                         ISSUER          NO           N/A               N/A
the Supervisory Board, the maximum number of 50,000
sign-on stock options, and authorize the Board of
Management to issue the sign-on stock options

PROPOSAL #9.C: Approve, subject to the approval of                         ISSUER          NO           N/A               N/A
the Supervisory Board, the number of stock options,
respectively shares, available for ASML employees,
other than Members of the Board of Management, and
authorize the Board of Management to issue the stock
options or shares

PROPOSAL #10.: Composition of the Board of Management                      ISSUER          NO           N/A               N/A

PROPOSAL #11.A: Re-appoint Ms. H.C.J. van den Burg as                      ISSUER          NO           N/A               N/A
 a Member of the Supervisory Board, effective 26 MAR
2009

PROPOSAL #11.B: Re-appoint Mr. O. Bilous as a Member                       ISSUER          NO           N/A               N/A
of the Supervisory Board, effective 26 MAR 2009

PROPOSAL #11.C: Re-appoint Mr. J.W.B. Westerburgen as                      ISSUER          NO           N/A               N/A
 a Member of the Supervisory Board, effective 26 MAR
2009

PROPOSAL #11.D: Appoint Ms. P.F.M. van der Meer Mohr                       ISSUER          NO           N/A               N/A
as a Member of the Supervisory Board, effective 26
MAR 2009

PROPOSAL #11.E: Appoint Mr. W. Ziebart as a Member of                      ISSUER          NO           N/A               N/A
 the Supervisory Board, effective 26 MAR 2009

PROPOSAL #12.A: Authorize the Board of Management,                         ISSUER          NO           N/A               N/A
for a period of 18 months from 26 MAR 2009, to issue
shares or rights to subscribe for shares in the
capital of the Company, subject to the approval of
the Supervisory Board, limited to  5% of the issued
share capital at the time of the authorization

PROPOSAL #12.B: Authorize the Board of Management,                         ISSUER          NO           N/A               N/A
for a period of 18 months from 26 MAR 2009, to
restrict or exclude the pre-emption rights accruing
to shareholders in connection with the issue of
shares or rights to subscribe for shares as described
 under 12.A., subject to approval of the Supervisory

PROPOSAL #12.C: Authorize the Board of Management,                         ISSUER          NO           N/A               N/A
for a period of 18 months from 26 MAR 2009, to issue
shares or rights to subscribe for shares in the
capital of the Company, subject to the approval of
the Supervisory Board, for an additional 5% of the
issued share capital at the time of the
authorization, which 5% can only be used in
connection with or on the occasion of mergers and/or

PROPOSAL #12.D: Authorize the Board of Management,                         ISSUER          NO           N/A               N/A
for a period of 18 months from 26 MAR 2009, to
restrict or exclude the pre-emption rights accruing
to shareholders in connection with the issue of
shares or rights to subscribe for shares as described
 under 12.C., subject to approval of the Supervisory

PROPOSAL #13.: Authorize the Board of Management, for                      ISSUER          NO           N/A               N/A
 a period of 18 months from 26 MAR 2009, to acquire -
 subject to the approval of the Supervisory Board -
such a number of ordinary shares in the Company's
share capital as permitted within the limits of the
Law and the Articles of Association of the Company,
taking into account the possibility to cancel the re-
purchased shares, for valuable consideration, on
Euronext Amsterdam by NYSE Euronext [Euronext
Amsterdam] or the NASDAQ Stock Market LLC [NASDAQ],
or otherwise, at a price between, on the one hand, an
 amount equal to the nominal value of the shares and,
 on the other hand, an amount equal to 110% of the
market price of these shares on Euronext Amsterdam or
 NASDAQ; the market price being the average of the
highest price on each of the five days of trading
prior to the date of acquisition, as shown in the
Official Price List of Euronext Amsterdam or as
reported on NASDAQ

PROPOSAL #14.: Approve to cancel ordinary shares in                        ISSUER          NO           N/A               N/A
the share capital of the Company repurchased or to be
 repurchased by the Company; the number of ordinary
shares that will be cancelled shall be determined by
the Board of Management, but shall not exceed 10% of
the issued share capital of the Company as of 26 MAR
2009

PROPOSAL #15.: Approve to cancel additional ordinary                       ISSUER          NO           N/A               N/A
shares in the share capital of the Company to be
repurchased by the Company following the cancellation
 of the ordinary shares under Resolution 14; the
number of ordinary shares that will be cancelled
shall be determined by the Board of Management, but
shall not exceed 10% of the issued share capital of
the Company as of 26 MAR 2009, reduced with the
number of ordinary shares cancelled pursuant to

PROPOSAL #16.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #17.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSA ABLOY AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W0817X105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Gustaf Douglas as the                        ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determination of compliance with the                         ISSUER          NO           N/A               N/A
rules of convocation

PROPOSAL #7.: Report by the President and Chief                            ISSUER          NO           N/A               N/A
Executive Officer, Mr. Johan Molin

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditor's report and the consolidated financial
statements and the Group Auditor's report

PROPOSAL #9.A: Adopt the statement of income and the                       ISSUER          YES          FOR               FOR
balance sheet and the consolidated statement of
income and the consolidated balance sheet

PROPOSAL #9.B: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's profit according to the adopted balance
sheet; declare a dividend of SEK 3.60 per share and
28 APR 2009 as the record date for the dividend

PROPOSAL #9.C: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board of Directors and the Chief Executive Officer

PROPOSAL #10.: Approve to establish the number of                          ISSUER          YES          FOR               FOR
Board Members at 9

PROPOSAL #11.: Approve the fees to the Board of                            ISSUER          YES          FOR               FOR
Directors shall amount to a total of SEK 4,050,000
[remuneration for Committee work not included] to be
distributed among the Members as follows: SEK 900,000
 to the Chairman, SEK 450,000 to each of the other
Board Members who are not employed by the Company; as
 consideration for the Committee work, the Chairman
of the Audit Committee shall receive SEK 200,000, the
 Chairman of the Remuneration Committee receive SEK
100,000, Members of the Audit Committee each SEK
100,000 and Members of the Remuneration Committee
each SEK 50,000

PROPOSAL #12.: Re-elect Messrs. Gustaf Douglas, Carl                       ISSUER          YES          FOR               FOR
Douglas, Jorma Halonen, Birgitta Klasen, Eva
Lindqvist, Johan Molin, Sven-Christer Nilsson, Lars
Renstrom and Ulrik Svensson as the Board Members; and
 Mr. Gustaf Douglas as the Chairman of the Board

PROPOSAL #13.: Elect the Members of the Nomination                         ISSUER          YES          FOR               FOR
Committee and approve the establishment of the
assignment of the Nomination Committee

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Senior Management

PROPOSAL #15.: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSICURAZIONI GENERALI SPA, TRIESTE
  TICKER:                N/A             CUSIP:     T05040109
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at                           ISSUER          NO           N/A               N/A
31DEC 2008, Board of Directors, Auditors and Audit
firm report, consolidated financial statement at 31
DEC 2008 and allocation of profits and reserve
distribution; any adjournment thereof, power to
observe formalities

PROPOSAL #2.: Appoint the Board of Directors Member,                       ISSUER          NO           N/A               N/A
any adjournment thereof

PROPOSAL #3.: Appoint the Elective Members of the                          ISSUER          NO           N/A               N/A
General Council for years 2009-2011

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSOCIATED BRIT FOODS LTD
  TICKER:                N/A             CUSIP:     G05600138
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors thereon for the YE 13
 SEP 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 13 SEP 2008

PROPOSAL #3.: Approve to pay a dividend of 13.5p per                       ISSUER          YES          FOR               FOR
ordinary share on 09 JAN 2009 to holders of ordinary
shares on the register of shareholders of the Company
 at the close of business on 05 DEC 2008

PROPOSAL #4.: Elect Mr. Charles James Francis                              ISSUER          YES          FOR               FOR
Sinclair as a Director

PROPOSAL #5.: Re-elect Mr. Willard Gordon Galen                            ISSUER          YES          FOR               FOR
Weston as a Director

PROPOSAL #6.: Re-elect Mr. Martin Gardiner Adamson as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #7.: Re-elect Mr. John George Bason as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. George Garfield Weston as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which the accounts are
laid before the shareholders, and authorize the
Directors to determine their remuneration

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80(2) of that Act] up to
 a maximum of 263 million ordinary shares of 5 15/22p
 each; [Authority expires on 04 DEC 2013]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 10,
 disapplying the statutory pre-emption rights
[Section 89(1) of the Act], provided that this power
is limited to the allotment of equity securities: i)
in connection with a rights issue, open offer or
other offer of securities in favor of ordinary
shareholders; ii) up to an aggregate of 39 million
ordinary shares of 5 15/22p each; [Authority expires
the earlier upon the date of the next AGM of the
Company after passing of this resolution or 31 DEC
2009]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTELLAS PHARMA INC.
  TICKER:                N/A             CUSIP:     J03393105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Provision of Remuneration to Directors                       ISSUER          YES          FOR               FOR
for Stock Option Scheme as Stock-Linked Compensation
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTRAZENECA PLC
  TICKER:                N/A             CUSIP:     G0593M107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the                       ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor for the YE
31 DEC 2008

PROPOSAL #2.: Approve to confirm the first interim                         ISSUER          YES          FOR               FOR
dividend of USD 0.55 [27.8 pence, 3.34 SEK] per
ordinary share and confirm the final dividend for
2008, the second interim dividend of USD 1.50 [104.8
pence, SEK 12.02] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as                         ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #4.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditor

PROPOSAL #5.A: Elect Mr. Louis Schweitzer as a                             ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.B: Elect Mr. David Brennan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.C: Elect Mr. Simon Lowth as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.D: Elect Mr. Bo Angelin as a Director in                       ISSUER          YES          FOR               FOR
accordance with Article 65 of the Company's Articles
of Association, who will retire at the AGM in 2010

PROPOSAL #5.E: Elect Mr. John Buchanan as a Director                       ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.F: Elect Mr. Jean Philippe Courtois as a                       ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.G: Elect Mr. Jane Henney as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.H: Elect Mr. Michele Hooper as a Director                      ISSUER          YES          FOR               FOR
 in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM
in 2010

PROPOSAL #5.I: Elect Mr. Rudy Markham as a Director                        ISSUER          YES          FOR               FOR
in accordance with Article 65 of the Company's
Articles of Association, who will retire at the AGM

PROPOSAL #5.J: Elect Ms. Dame Nancy Rothwell as a                          ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #5.K: Elect Ms. John Varley as a Director in                      ISSUER          YES          FOR               FOR
 accordance with Article 65 of the Company's Articles
 of Association, who will retire at the AGM in 2010

PROPOSAL #5.L: Elect Mr. Marcus Wallenberg as a                            ISSUER          YES          FOR               FOR
Director in accordance with Article 65 of the
Company's Articles of Association, who will retire at
 the AGM in 2010

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #7.: Authorize the Company and make                               ISSUER          YES          FOR               FOR
donations to Political Parties to make donations to
Political Organizations other than political parties;
 and incur political expenditure during the period
commencing on the date of this resolution and ending
on the date the of the Company's AGM, provided that
in each case any such donation and expenditure made
by the Company or by any such subsidiary shall not
exceed USD 250,000 per Company and together with
those made by any subsidiary and the Company shall
not exceed in aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Director to allot new                          ISSUER          YES          FOR               FOR
shares by Article 7.1 of the Company's Article of
Association renewed by the period commencing on the
date of the AGM of the Company in 2010 or, if earlier
 , on 30 JUN 2010, and such period the Section 80
amount shall be USD 120,636,176

PROPOSAL #S.9: To Authorise the directors to disapply                      ISSUER          YES          FOR               FOR
 pre-emption rights.

PROPOSAL #S.10: Authorize the Company for the purpose                      ISSUER          YES          FOR               FOR
 of Section 166 of the Companies Act 1985, to make
market purchases [Section 163 of the Companies Act
1985] of ordinary shares of USD 0.25 each in the
capital of the Company provided that: the maximum
number of shares which may be purchased is
144,763,412 the minimum price [exclusive of expenses]
 which may be paid for share is USD 0.25 the maximum
price which may be paid for a share is an amount
equal to 105% of the average of the middle market
values of the Company's ordinary shares as derived
from the daily official list of the London Stock
Exchange for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased [authority expires the earlier of the
 conclusion of the AGM of the Company in 2010 or 30
JUN 2010]; except in relation to the purchase of
shares the contract for which was concluded before
the expiry of such authority and which might be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASX LTD
  TICKER:                N/A             CUSIP:     Q0604U105
  MEETING DATE:          9/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          NO           N/A               N/A
Directors' report and Auditor's report for ASX and
its controlled entities for the YE 30 JUN 2008

PROPOSAL #2.: Receive the financial report and the                         ISSUER          NO           N/A               N/A
Auditor's report for the National Guarantee Fund for
the YE 30 JUN 2008

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #4.a: Elect Mr. Stephen Mayne as a Director                       ISSUER          YES        AGAINST             FOR
of ASX

PROPOSAL #4.b: Re-elect Mr. Russell Aboud as a                             ISSUER          YES                          AGAINST
Director of ASX, who retires by rotation

PROPOSAL #4.c: Re-elect Mr. Trevor Rowe as a Director                      ISSUER          YES          FOR               FOR
 of ASX, who retires by rotation

PROPOSAL #5.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditor of ASX to take effect from time at which the
resignation of KPMG as the Auditor takes effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATLANTIA SPA
  TICKER:                N/A             CUSIP:     T05404107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend Article 19 of the Articles of                         ISSUER          NO           N/A               N/A
Association; related and resulting resolutions

PROPOSAL #O.1: Approve the financial statements for                        ISSUER          NO           N/A               N/A
the YE 31 DEC 2008, reports of the Board of
Directors, the Board of Statutory Auditors and the
Independent Auditors; appropriation of profit for the
 year; presentation of the consolidated financial
statements for the YE 31 DEC 2008; related and
resulting resolutions

PROPOSAL #O.2: Appoint the Independent Auditors for                        ISSUER          NO           N/A               N/A
the financial years 2008-2011; related and resulting
resolutions

PROPOSAL #O.3: Approve the Cash Incentive Plan, based                      ISSUER          NO           N/A               N/A
 in part on financial instruments, and a Share Option
 Plan, named, respectively, the Three-Year Cash
Incentive Plan and the 2009 Share Option Plan For
Managers of the Company and its direct and indirect
subsidiaries; related and resulting resolutions

PROPOSAL #O.4: Grant authority, pursuant and for the                       ISSUER          NO           N/A               N/A
purposes of Articles 2357 et seq. of the Italian
Civil Code, Article 132 of Legislative Decree 58 of
24 FEB1998 and Article 144-bis of the CONSOB
Regulation adopted with Resolution 11971 and
subsequent amendments, for the purchase and sale of
treasury shares, subject to prior revocation of the
unused portion of the authority granted by the
general meeting of 22 APR 2008; related and resulting
 resolutions

PROPOSAL #O.5.1: Approve the slate submitted by                            ISSUER          NO           N/A               N/A
Sintonia SA and Schemaventotto SpA regarding election
 of Directors, fixing their number and their
remuneration

PROPOSAL #O.5.2: Approve the Slate Submitted by Cassa                      ISSUER          NO           N/A               N/A
 di Risparmio di Torino regarding election of
Directors, fixing their number and their remuneration

PROPOSAL #O.6.1: Approve the slate submitted by                            ISSUER          NO           N/A               N/A
Sintonia SA and Schemaventotto SpA regarding
appointment of Internal Statutory Auditors and
approval of the Auditors' remuneration

PROPOSAL #O.6.2: Approve the Slate Submitted by Cassa                      ISSUER          NO           N/A               N/A
 di Risparmio di Torino regarding appointment of
Internal Statutory Auditors and approval of the
Auditors' remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATLAS COPCO AB
  TICKER:                N/A             CUSIP:     W10020134
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Sune Carlsson as the Chairman of the meeting

PROPOSAL #2.: Preparation and approval of voting list                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approval of agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #5.: Determination whether the meeting has                        ISSUER          NO           N/A               N/A
been properly convened or not

PROPOSAL #6.: Receive the annual report and the                            ISSUER          NO           N/A               N/A
Auditor's report as well as the consolidated annual
accounts and consolidated Auditor's report

PROPOSAL #7.: The President's speech and questions                         ISSUER          NO           N/A               N/A
from shareholders to the Board of Directors and the
Management

PROPOSAL #8.: Receive the report on the functions of                       ISSUER          NO           N/A               N/A
and work performed by the Board of Directors and its
Audit Committee

PROPOSAL #9.A: Approve the profit and loss account                         ISSUER          YES          FOR               FOR
and the balance sheet and the consolidated profit and
 loss account and the consolidated balance sheet as
well as the presentation by the Auditor

PROPOSAL #9.B: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and the President from liability

PROPOSAL #9.C: Approve the allocation of the                               ISSUER          YES          FOR               FOR
Company's profit according to the approved balance
sheet; the dividend for 2008 is decided to be SEK

PROPOSAL #9.D: Approve the record day 30 APR 2009 for                      ISSUER          YES          FOR               FOR
 receiving dividend

PROPOSAL #10.: Approve the report on the Nomination                        ISSUER          YES          FOR               FOR
Committee and determine the number of Board Members
at 9 and Deputy Members to be elected at the meeting

PROPOSAL #11.: Re-elect Messrs. Sune Carlsson, Jacob                       ISSUER          YES          FOR               FOR
Wallenberg, Staffan Bohman, Christel Bories, Johan
Forssell, Ulla Litzen, Anders Ullberg and Margareth
Ovrum as the Board Members; and elect Mr. Ronnie
Leten, Senior Executive Vice President business area
Atlas Capco Compressor Technique as the new Member of
 the Board; elect Mr. Sune Carlsson as the Chairman
and Mr. Jacob Wallenberg as the Vice Chairman of the
Board of Director

PROPOSAL #12.: Approve to determine the remuneration                       ISSUER          YES          FOR               FOR
[in cash or partially in the form of synthetic
shares] to the Board of Directors and the
remuneration to its Committees, including the
proposal from the Board regarding the granting of a
mandate to acquire series A shares to hedge the costs
 for the synthetic shares as specified

PROPOSAL #13.A: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: guiding principles for the remuneration of
 Senior Executives as specified

PROPOSAL #13.B: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: a performance related personnel opinion
program for 2009 as specified

PROPOSAL #13.C: Approve the report on the function                         ISSUER          YES          FOR               FOR
and work performed by the Board's Remuneration
Committee: a mandate to acquire and transfer series A
 shares of the Company in connection with the
Perfromance Stock Option Plan 2009 as specified

PROPOSAL #14.: Authorize the Board to sell maximum                         ISSUER          YES          FOR               FOR
1,445,000 series B share, currently kept by the
Company for this purpose, to cover costs, primarily
cash settlements and social charges that may be
incurred in connection with the exercise of rights
under the 2006 and 2007 Performance Stock Option
Plans; the sale shall take place on NASDAQ OMX
Stockholm at a price within the registered price
interval at any given time; [Authority expires at the
 conclusion of the next AGM]

PROPOSAL #15.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #16.: Approve a conditioned change of                             ISSUER          YES          FOR               FOR
Section 9, Sub Paragraph 1 of the Articles of
Association as specified

PROPOSAL #17.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATLAS COPCO AB, NACKA
  TICKER:                N/A             CUSIP:     W10020118
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Sune Carlsson as the Chairman of the meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #5.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been properly convened or not

PROPOSAL #6.: Present the annual report and the                            ISSUER          NO           N/A               N/A
Auditor's report as well as the consolidated annual
report and the consolidated Auditor's report

PROPOSAL #7.: The President's speech and questions                         ISSUER          NO           N/A               N/A
from shareholders to the Board of Directors and the
Management

PROPOSAL #8.: Receive the report on the functions of                       ISSUER          NO           N/A               N/A
and work performed by the Board of Directors and its
Audit Committee

PROPOSAL #9.A: Approve the profit and loss account                         ISSUER          YES          FOR               FOR
and the balance sheet as well as the consolidated
profit and loss account and the consolidated balance
sheet as well as the presentation by the Auditor

PROPOSAL #9.B: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board Members and the President

PROPOSAL #9.C: Approve a dividend for 2008 at SEK                          ISSUER          YES          FOR               FOR
3.00 per share according to the approved balance sheet

PROPOSAL #9.D: Approve 30 APR 2009 as the record day                       ISSUER          YES          FOR               FOR
for the dividend, and the dividend is expected to be
distributed by Euroclear Sweden AB on 06 MAY 2009

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members 9

PROPOSAL #11.: Re-elect Messrs. Sune Carlsson, Jacob                       ISSUER          YES          FOR               FOR
Wallenberg, Staffan Bohman, Christel Bories, Johan
Forssel, Ulla Litzen, Anders Ullberg and Margareth
Ovrum as the Board Members; elect Mr. Ronnie Leten as
 the new Member of the Board; and Mr. Sune Carlsson
as the Chairman and Mr. Jacob Wallenberg as the Vice
Chairman of the Board of Directors

PROPOSAL #12.: Approve the fees as follows: SEK                            ISSUER          YES          FOR               FOR
1,500,000 to the Chairman, SEK 550,000 to the Vice
Chairman and SEK 450,000 to each other Board Member
not employed by the Company, a fee to the Members of
the Audit Committee of SEK 170,000 to the Chairman
and SEK 110,000 to the other 2 Members, a fee to each
 of the 3 Members of the Remuneration Committee of
SEK 60,000; a fee of SEK 60,000 to each Board Member
who, in addition to the above, participates in a
Committee in accordance with a decision of the Board
of Directors; each nominated Board Member shall have
the right to receive a part of the Board fee in the
form of synthetic shares and the rest in cash and to
receive the whole fee in cash; the total Board fees
amounts to SEK 4,750,000 of which SEK 2,375,000 can
in the form in synthetic shares; and authorize the
Board, until the next AGM, to decide on the
acquisition of shares in the Company at one or more
occasions in accordance with the following: a)
acquisition of not more than 70,000 series A shares;
b) the shares may only be acquired on NASDAQ OMX
Stockholm; and c) the shares may only be acquired at
a price per share within the registered trading
interval at any given point in time

PROPOSAL #13.A: Approve the guiding principles for                         ISSUER          YES          FOR               FOR
remuneration for the Senior Executives

PROPOSAL #13.B: Approve the performance stock option                       ISSUER          YES          FOR               FOR
plan for 2009

PROPOSAL #13.C: Authorize the Board, until the next                        ISSUER          YES          FOR               FOR
AGM, to decide on the acquisition of shares in the
Company at one or more occasions in accordance with
the following: a) acquisition of not more than
5,500,000 series A shares; b) the shares may only be
acquired on NASDAQ OMX Stockholm; and c) the shares
may only be acquired at a price per share within the
registered trading interval at any given point in
time; and approve to transfer the shares in the
Company in relation to the Company's personnel option
 program as specified

PROPOSAL #14.: Authorize the Board, until the next                         ISSUER          YES          FOR               FOR
AGM, to sell a maximum 1,445,000 series B shares,
currently kept by the Company for this purpose, to
cover costs, primarily cash settlements and social
charges that may be incurred in connection with the
exercise of rights under the 2006 and 2007
performance stock option plans; the sale shall take
place on NASDAQ OMX Stockholm at a price within the
registered price interval at any given time

PROPOSAL #15.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #16.: Approve the proposal regarding a                            ISSUER          YES          FOR               FOR
conditional change of the Articles of Association;
and that the decision regarding the change of the
Articles of Association shall be conditioned of the
fact that a change of the Swedish Companies Act [SFS
2005:551] as to the notice to a general meeting
entered into force and which change has the effect to
 that the proposed wordings of Section 9 Sub-
paragraph 1, above is in compliance with the

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATOS ORIGIN, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F06116101
  MEETING DATE:          2/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Jean                          ISSUER          YES          FOR               FOR
Philippe Thierry as a Member of the Supervisory
Board, to replace Mr. Didier Cherpitel, for the
remainder of Mr. Didier Cherpitel's term of office,
I.E until the shareholders' meeting called to approve
 the financial statements for the FY 2010

PROPOSAL #O.2: Ratify the appointment of Mr. Bertrand                      ISSUER          YES          FOR               FOR
 Meunier as a Member of the Supervisory Board, to
replace Mr. Dominique Bazy, for the remainder of Mr.
Dominique Bazy's term of office, I.E., until the
share holders' meeting called to approve the
financial statements for the FY 2010

PROPOSAL #O.3: Ratify the appointment of Mr. Michel                        ISSUER          YES          FOR               FOR
Paris as a Member of the Supervisory Board, to
replace Mr. Diethart Breipohl, for the remainder of
Mr. Diethart Breipohl's term of office, I.E., until
the shareholders' meeting called to approve the
financial statements for the FY 2010

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        ABSTAIN           AGAINST
Auditors on agreements Governed by Article L.225.38
of the French Commercial Code, approves the
agreements concerning Mr. Wilbert Kieboom

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        ABSTAIN           AGAINST
Auditors on agreements Governed by Article L.225.86
of the French Commercial Code, approves the
agreements concerning Mr. Wilbert Kieboom

PROPOSAL #E.6: Approve to decide that the Company                          ISSUER          YES          FOR               FOR
shall be ruled by the Board of Directors

PROPOSAL #E.7: Amend the Article number 1, 3, 4, 5,                        ISSUER          YES        AGAINST           AGAINST
6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19,
20, 21, 22, 23, 24 , 25, 26, 27, 28, 29, 30, 31, 32,
33, 34, 35, 36, 37, 38, 39, 40, 41 and 42 of the

PROPOSAL #E.8: Receive the Board of Directors report,                      ISSUER          YES        AGAINST           AGAINST
 to renew the delegation previously given in
Resolution 12 adopted by the shareholders' meeting of
 03 JUN 2005 following the reading of the Board of
Directors report, to renew the delegation previously
given in Resolution 12 adopted by the shareholders'
meeting of 23 MAY 2006 following the reading of the
Board of Directors report, to renew the delegation
previously given in Resolution 13 adopted by the
shareholders' meeting of 23 MAY 2006 following the
reading of the Board of Directors report, to renew
the delegation previously given in Resolution 7
adopted by the shareholders' meeting of 23 MAY 2007
following the reading of the Board of Directors
report, to renew the de legation previously given in
Resolution 8 adopted by the shareholders' meeting of
23 MAY 2007 following the reading of the Board of
Directors report, to renew the delegation previously
given in Resolution 9 adopted by the shareholders'
meeting of 23 MAY 2007 following the reading of the
Board of Directors report, to renew the delegation
previously given in Resolution 16 adopted by the
shareholders' meeting of 12 JUN 2008 following the
reading of the Board of Directors report, to renew
the delegation previously given in Resolution 17
adopted by the shareholders' meeting of 12 JUN 2008

PROPOSAL #O.9: Appoint Mr. Rene Abate as a Director                        ISSUER          YES          FOR               FOR
for a 3 year period

PROPOSAL #O.10: Appoint Mr. Behda Alizadeh as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.11: Appoint Mr. Nicolas Bazire as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.12: Appoint Mr. Jean Paul Bechat as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.13: Appoint Mr. Thierry Breton as a                            ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.14: Appoint Mr. Dominique Megret as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.15: Appoint Mr. Bertrand Meunier as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.16: Appoint Mr. Michel Paris for as a                          ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.17: Appoint Mr. Vernon Sankey as a                             ISSUER          YES          FOR               FOR
Director for a 3 year period

PROPOSAL #O.18: Appoint Mr. Jean Philippe Thierry for                      ISSUER          YES          FOR               FOR
 a 3 year period

PROPOSAL #O.19: Appoint Mr. Pasquale Pistorio for a 3                      ISSUER          YES          FOR               FOR
 year period

PROPOSAL #O.20: Approve the Resolutions 6 and 7, to                        ISSUER          YES          FOR               FOR
award total annual fees of EUR 500,000.00 to the
Board of Directors

PROPOSAL #O.21: Approve the Resolutions 6 and 7, to                        ISSUER          YES          FOR               FOR
renew the delegation previously given in Resolution 7
 adopted by the shareholders' meeting of 12 JUN 2008

PROPOSAL #O.22: Elect a Director by the employees of                       ISSUER          YES        AGAINST           AGAINST
the Company and of its subsidiary to amend the
Article 16 of the Bylaws

PROPOSAL #O.23: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATOS ORIGIN, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F06116101
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in the Articles L.225-38 and L.225-86 of
the Commercial Code

PROPOSAL #O.5: Approve the benefits due at a rate of                       ISSUER          YES        AGAINST           AGAINST
the end of duties of a Board Member

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase, hold or transfer Company's shares

PROPOSAL #O.7: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Madame Jean Fleming

PROPOSAL #O.8: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Benoit Orfila

PROPOSAL #O.9: Elect the Board Member representing                         ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Daniel Coulon

PROPOSAL #O.10: Elect the Board Member representing                        ISSUER          YES          FOR               FOR
employee shareholders in accordance with the
regulated agreements referred to in Article L.225-23
of the Commercial Code; appoint Mr. Raymonde Tournois

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or other equity
securities of the Company or securities giving access
 to the Company's capital or any of its subsidiaries,
 with maintenance of preferential subscription rights
 of shareholders

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares of the Company and securities
giving access to common shares of the Company or any
of its Subsidiaries, with cancellation of
preferential subscription rights of shareholders

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
the event of capital increase with or without
cancellation of preferential subscription rights of
shareholders, to increase the number of shares to be
issued

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue common shares and securities giving access to
common shares, in case of a public offer exchange
initiated by the Company on the securities of a third
 party Company

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares and securities giving access to
common shares in order to remunerate contributions in
 kind made to the Company and consist of equity
securities or securities giving access to capital

PROPOSAL #E.16: Approve to limit the global                                ISSUER          YES          FOR               FOR
authorizations

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the Company's capital by incorporation of
reserves, profits or bonuses

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the Company's capital with cancellation of
preferential subscription rights for the benefit of
employees of the Company and its affiliates

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options to subscribe or purchase Company's

PROPOSAL #E.20: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUCKLAND INTERNATIONAL AIRPORT LTD
  TICKER:                N/A             CUSIP:     Q06213104
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Anthony Frankham as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #2.: Re-elect Mr. Keith Turner as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation

PROPOSAL #3.: Authorize the Directors to fix the fees                      ISSUER          YES          FOR               FOR
 and the expenses of the Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR
  TICKER:                N/A             CUSIP:     Q09504137
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial                         ISSUER          NO           N/A               N/A
report and the reports of the Directors and the
Auditor for the YE 30 SEP 2008

PROPOSAL #2.: Approve, purposes of ASX Listing Rules                       ISSUER          YES          FOR               FOR
7.1 and 7.4, the issue or intended issue of the
securities by the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #4.: Grant 700,000 options to Mr. Michael                         ISSUER          YES          FOR               FOR
Smith, the Managing Director and the Chief Executive
Officer of the Company, on the terms as specified

PROPOSAL #5.: Approve to increase the maximum annual                       ISSUER          YES          FOR               FOR
aggregate amount of the remuneration [within the
meaning of the Company's Constitution] that Non-
Executive Directors are entitled to be paid for their
 services as Directors out of the funds of the
Company under rule 10.2(a) of the Constitution by AUD
 500,000 and fixed at AUD 3,500,000

PROPOSAL #6.a: Elect Mr. R.J. Reeves as a Director                         ISSUER          YES                          AGAINST

PROPOSAL #6.b: Elect Mr. P.A.F. Hay as a Director,                         ISSUER          YES          FOR               FOR
who retires in accordance with the Company's

PROPOSAL #6.c: Re-elect Mr. C.B. Goode as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Company's
Constitution

PROPOSAL #6.d: Elect Ms. A.M. Watkins as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with the Company's
Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUTOGRILL SPA, ROZZANO
  TICKER:                N/A             CUSIP:     T8347V105
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 and management report, related resolutions,
consolidated balance sheet as of 31 DEC 2008

PROPOSAL #2.: Appoint the Board of Auditor's,                              ISSUER          NO           N/A               N/A
Chairman, regular Auditor's and Alternate Auditor's
and approve to determine of their emoluments

PROPOSAL #3.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Director's related to the proposal of authorize the
Board of Director's under Article 2357 and specefied
of the civil code and Article 132 of Law Decree NR.58
 1998 for the purchase and the disposal for a MAX of
NR 12.720.000 own shares and authorize the Board of
Director's related and consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUTONOMY CORPORATION PLC, CAMBRIDGE
  TICKER:                N/A             CUSIP:     G0669T101
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the                        ISSUER          YES          FOR               FOR
Company for the FYE 31 DEC 2008 together with the
Directors report, the Directors remuneration report
and the Auditors report on those accounts and the
auditable part of the remuneration report

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES        AGAINST           AGAINST
report included in the annual report and accounts for
 the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Richard Gaunt as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. Richard Perle as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Re-elect Mr. John McMonigall as a                            ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company in accordance with Section 489 of the
 Companies Act 2006 [the '2006 Act'] to hold office
until the conclusion of the next general meeting at
which the accounts of the Company are laid

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to determine the Auditors remuneration for the
ensuing year

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 in substitution for all existing authorities
pursuant to Section 80 of the Companies Act 1985 [the
 Act] to extent not utilized at the date this
resolution is passed, to allot relevant securities
[Section 80(2) of the Act]: a) up to an aggregate
nominal amount of GBP 264,606.05 b) up to an
aggregate nominal amount of GBP 264,606.05 in
connection with a fully pre-emptive rights issue [as
specified in the listing rules published by the
financial services authority pursuant to Part VI of
the financial services and markets Act 2000 (FSMA)]
to holders of equity securities, but subject to such
exclusions or other arrangements as the Director of
the Company may deem necessary or desirable in
relation to fractional entitlement or legal or
practical problems arising in, or pursuant to, the
laws of any territory, or the requirements of any
regulatory body or stock exchange in any territory;
[Authority expires the earlier of the conclusion of
the next AGM of the Company to be held in  2010 or 15
 months]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #9.: Approve, with effect from 00.001 a.m on                      ISSUER          YES          FOR               FOR
 01 OCT 2009, all provisions in the Memorandum and
Articles of Association of the Company as to the
amount of the Company's authorized capital or
settling the maximum amount of shares which may be
allotted by the Company shall be revoked and be of no
 further force or effect

PROPOSAL #S.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 8 above, [in substitution
for all other existing authorities pursuant to
Section 95 of the Act to the extent not utilized at
the date this  resolution to allot equity securities
[Section 94(2) to Section 94(3A) of the Act] of the
Company, for cash: a) pursuant to the authority
conferred by Resolution 8[a] above as if Section
89[1] of the Act or any pre-emption provisions
contained in the Company's Articles of
Association[the 'Articles'] disapplying the statutory
 pre-emption rights, provided that this power is
limited to the allotment of equity securities: i) in
connection with a rights issue, open offer or other
offers in favor of ordinary shareholders; ii) up to
an aggregate nominal amount of GBP 39,690.91; and b)
pursuant to the authority conferred by Resolution
8[b] above as if Section 89[1] of the Act or any pre-
emption provisions contained in the Articles did not
apply to any such allotment, provided that this power
 shall be limited to the allotment of equity
securities in connection with any fully pre-emptive
rights issue [as specified in the listing rules
published by the financial services authority
pursuant to Part VI of the FSMA] to holders of equity
 securities [as specified in Section 94 of the Act],
in proportion to their respective entitlements to
such equity securities, but subject to such
exclusions or other arrangements as the Director of
the Company may deem necessary or desirable in
relation to fractional entitlement or legal or
practical problems arising in, or pursuant to, the
laws of any territory, or the requirements of any
regulatory body or stock exchange in any territory;
[Authority expires the earlier of the conclusion of
the next AGM of the Company to be held in 2010 or 15
months]; and the Directors may allot equity
securities after the expiry of this authority in

PROPOSAL #S.11: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Act, to purchase
ordinary shares in the capital of the Company by way
of market purchases [Section 163(3) of that Act] on
the London Stock Exchange Plc on such terms and in
such manner as the Directors of the Company
determine, provided that: a) the maximum number of
ordinary shares which may be purchased pursuant to
this authority is 35,483,671 [representing
approximately 14.9% of the issued share capital of
the Company on 27 FEB 200] b) the minimum price which
 may be paid for each ordinary share is 1/3p c) the
maximum price which may be paid for any ordinary
shares is an amount equal to 105% of the average
middle market quotations for such shares derived from
 the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM of the
Company in 2010 or 15 months]; the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.12: Amend, with effect form 0.01 a.m on                        ISSUER          YES          FOR               FOR
01 OCT 2009, the Articles by deleting all the
provisions of the Company's Memorandum of Association
 which, by virtue of Section 28 of the 2006 Act, are
to be treated as provisions of the Articles

PROPOSAL #S.13: Approve that the Company may hold                          ISSUER          YES          FOR               FOR
general meetings of shareholders [other than AGM] at
not less than 14 clear days notice; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company in 2010 or 15 months]

PROPOSAL #S.14: Amend the Article 68 and a new                             ISSUER          YES          FOR               FOR
Article 135A as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVIVA PLC, LONDON
  TICKER:                N/A             CUSIP:     G0683Q109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Mark Hodges                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Ms. Euleen Goh                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Ms. Mary Francis                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Carole Piwnica                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Russell Walls                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Richard Karl Goeltz                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint Ernst and Young LLP                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities subject to the restrictions set
out in the resolution

PROPOSAL #S.13: Approve the renewal of the authority                       ISSUER          YES          FOR               FOR
to make non pre emptive share allotments

PROPOSAL #14.: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report

PROPOSAL #S.15: Approve to call the general meetings                       ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days notice

PROPOSAL #16.: Authorize the Company and any                               ISSUER          YES          FOR               FOR
subsidiary Company in the group to make political
donations

PROPOSAL #17.: Authorize the Company to introduce a                        ISSUER          YES          FOR               FOR
Scrip Dividend Scheme

PROPOSAL #S.18: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's ordinary shares up to a specified amount

PROPOSAL #S.19: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.34% preference shares up to a
specified amount

PROPOSAL #S.20: Grant authority for the purchase of                        ISSUER          YES          FOR               FOR
the Company's 8.38% preference shares up to a
specified amount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXA ASIA PACIFIC HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Q12354108
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To consider the financial report,                            ISSUER          NO           N/A               N/A
Director's report and the Auditor's report for the YE
 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Paul Cooper as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
AXA APH's Constitution

PROPOSAL #2.B: Re-elect Mr. Patrica Akopiantz as a                         ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
AXA APH's Constitution

PROPOSAL #2.C: Elect Mr. Anthony Froggatt as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
AXA APH's Constitution

PROPOSAL #2.D: Elect Mr. Peter Sullivan as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
AXA APH's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #4.: Approve the grant to Mr. Andrew Penn                         ISSUER          YES          FOR               FOR
[Group Chief Executive] of up to 1,350,000 allocation
 rights such participation to be in accordance with
the terms of the AXA APH Executive Performance Plan
[Executive Performance Plan]

PROPOSAL #5.: Approve, for the purposes of Article                         ISSUER          YES          FOR               FOR
12.13 of the Constitution of AXA APH and Listing Rule
 10.17, the maximum aggregate amount that may be paid
 to Non-Executive Directors as remuneration for their
 services in any FY to increase by USD 600,000 to
2,200,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXA SA, PARIS
  TICKER:                N/A             CUSIP:     F06106102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.40 per share

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Re-elect Mr. Jacques de Chateauvieux                        ISSUER          YES          FOR               FOR
as the Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Anthony Hamilton as a                          ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Re-elect Mr. Michel Pebereau as a                           ISSUER          YES        AGAINST           AGAINST
Supervisory Board Member

PROPOSAL #O.8: Re-elect Mr. Dominique Reiniche as a                        ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Elect Mr. Ramon de Oliveira as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Grant authority to the repurchase of                       ISSUER          YES        AGAINST           AGAINST
up to 10 % of issued share capital

PROPOSAL #E.11: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 1 billion for bonus issue
or increase in par value

PROPOSAL #E.12: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 2 billion

PROPOSAL #E.13: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity- linked securities without
preemptive rights up to aggregate nominal amount of

PROPOSAL #E.14: Authorize the Board to set issue                           ISSUER          YES          FOR               FOR
price for 10 % of issued capital pursuant to issue
authority without preemptive rights

PROPOSAL #E.15: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote items 12 to
14 and 16 to 18

PROPOSAL #E.16: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to EUR 1 billion for future exchange
offers

PROPOSAL #E.17: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10 % of issued capital for future
acquisitions

PROPOSAL #E.18: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity upon conversion of a subsidiary's equity-
linked securities for up to EUR 1 billion

PROPOSAL #E.19: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt

PROPOSAL #E.20: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.21: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for employees of international subsidiaries

PROPOSAL #E.22: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.23: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock in favor of Axa Assurances IARD
Mutuelle and Axa Assurances Vie Mutuelle for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.24: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
preferred stock with preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.25: Grant authority to the issuance of                         ISSUER          YES        AGAINST           AGAINST
preferred stock without preemptive rights for up to
aggregate nominal amount of EUR 1 billion

PROPOSAL #E.26: Adopt the new Articles of                                  ISSUER          YES          FOR               FOR
Association, pursuant to items 23 through 25

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAE SYS PLC
  TICKER:                N/A             CUSIP:     G06940103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to receipt the report and the                        ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Approve the payment of the final                             ISSUER          YES          FOR               FOR
dividend
PROPOSAL #4.: Re-elect Mr. Philip Carroll as a                             ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Ian King as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Roberto Quarta as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-elect Mr. George Rose as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Carl Symon as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint KPMG Audt plc as the Auditor                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #10.: Authorize the Audit committee to fix                        ISSUER          YES          FOR               FOR
remuneration of Auditors

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties and/ or Independent Election
Candidates, to Political Organizations other than
Political  Parties and to Incur EU Political
expenditure up to GBP 100,000

PROPOSAL #12.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital from GBP 188,750,001  to GBP 218,750,001

PROPOSAL #13.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked Securities with pre-emptive rights
Under a general  authority up to aggregate nominal
Amount of GBP 29,396,313 and an Additional Amount
Pursuant to rights issue of up to GBP 29,396,313

PROPOSAL #s.14: Approve, subject to the Passing of                         ISSUER          YES          FOR               FOR
Resolution 13, grant authority to Issue of equity or
equity-linked securities  without Pre-emptive Rights
up to aggregate nominal amount of GBP 4,409,888

PROPOSAL #s.15: Grant authority of 352,791,045                             ISSUER          YES          FOR               FOR
ordinary shares for Market Purchase

PROPOSAL #s.16: Amend the Articles of Association by                       ISSUER          YES          FOR               FOR
Deleting all the Provisions of the Company's
Memorandum of Association which, by virtue of Section
 28 of the Companies Act of 2006, are to be treated
as provisions of the Company's Articles of Association

PROPOSAL #s.17: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BALFOUR BEATTY PLC
  TICKER:                N/A             CUSIP:     G3224V108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Directors' report and                              ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company

PROPOSAL #4.: Re-elect Mr. S. Marshall as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. I. P. Tyler as a Director                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Re-elect Mr. P. J. L. Zinkin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. G. E. H. Krossa as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. A. J. McNaughton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. G. C. Roberts as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint Deloitte LLP as the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
unissued shares

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.13: Approve to renew the authority for                         ISSUER          YES          FOR               FOR
Balfour Beatty to purchase its own ordinary and
preference shares

PROPOSAL #14.: Authorize the Company to incur                              ISSUER          YES          FOR               FOR
political expenditure

PROPOSAL #S.15: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings, other than an AGM, on 14 days notice

PROPOSAL #16.: Authorize an increase in the aggregate                      ISSUER          YES          FOR               FOR
 level of ordinary remuneration that can be paid to
the Non-Executive Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BALOISE-HOLDING, BASEL
  TICKER:                N/A             CUSIP:     H04530202
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the business review 2008,                            ISSUER          YES          FOR               FOR
annual financial statements and 2008 consolidated
financial statements

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #3.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings

PROPOSAL #4.1: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR
regarding the Company name

PROPOSAL #4.2: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR
regarding the creation of authorized capital

PROPOSAL #4.3: Amend the Articles of Incorporation                         ISSUER          YES          FOR               FOR
regarding the Auditing firm and the Group Auditors

PROPOSAL #5.1: Re-elect Dr. Andreas Burckhardt to the                      ISSUER          YES          FOR               FOR
 Board of Director

PROPOSAL #5.2: Re-elect Dr. Klaus J. Enny to the                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #6.: Appoint the PricewaterhouseCooper LTD,                       ISSUER          YES          FOR               FOR
Basel as an Auditing Firm

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA CARIGE SPA CASSA DI RISPARMIO DI GENOVA E IM
  TICKER:                N/A             CUSIP:     T0881N128
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve, Organization and                                   ISSUER          NO           N/A               N/A
Administration of Carige SPA, amendment of Article 1,
 5, 10, 11, 13, 14, 18, 20, 21, 22, 23, 24, 25 and 26
 of the Corporate By Laws

PROPOSAL #A.1: Approve the regulations concerning                          ISSUER          NO           N/A               N/A
Banca Carige meetings, related resolutions

PROPOSAL #A.2: Approve the balance sheet as of 31 DEC                      ISSUER          NO           N/A               N/A
 2008, the Board of Directors report on the
Management, the Board of Auditors report, related

PROPOSAL #A.3: Approve the communication of                                ISSUER          NO           N/A               N/A
consolidated balance sheet as of 31 DEC 2008 of Banca
 Carige holding

PROPOSAL #A.4: Approve the document related to the                         ISSUER          NO           N/A               N/A
emoluments policies

PROPOSAL #A.5: Appoint the new Board of Directors,                         ISSUER          NO           N/A               N/A
subject to prior determination of its Members number,
 in compliance with Article 2364 of the Italian Civil
 Code and with Article 18 of the Corporate By Laws

PROPOSAL #A.6: Approve the other resolution in                             ISSUER          NO           N/A               N/A
compliance with Article 2390 (ban of competition) of
the Italian Civil Code

PROPOSAL #A.7: Approve the determination of the                            ISSUER          NO           N/A               N/A
Directors emoluments

PROPOSAL #A.8: Approve the resolutions in compliance                       ISSUER          NO           N/A               N/A
with Article 2357 [purchase of own shares] and
following of the Italian Civil Code, and of Article
132 Law decree 24 FEB 1998 N. 58

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA
  TICKER:                N/A             CUSIP:     T1188A116
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the project of merger by                             ISSUER          NO           N/A               N/A
Incorporation of Banca Agricola Mantovana SPA in to
Banca Monte Dei Paschi Di Siena SPA

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA
  TICKER:                N/A             CUSIP:     T1188A116
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the stock granting for FY 2007                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Approve to take upon the bank charges                       ISSUER          NO           N/A               N/A
related to the emoluments for the common
representative of holders of saving shares for 3
business years

PROPOSAL #A.3: Approve the integration to the                              ISSUER          NO           N/A               N/A
resolutions of the meeting held on 24 APR 2008
[resolutions related to the purchase and sell of own
shares in compliance with Article 2357 and 2357 terms
 of the Italian civil code]

PROPOSAL #E.1: Amend the Article 15 of the corporate                       ISSUER          NO           N/A               N/A
bylaws

PROPOSAL #E.2: Approve the project of merger by                            ISSUER          NO           N/A               N/A
incorporation of Banca Antonveneta Spa into Banca
Monte Dei Paschi Di Siena Spa

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA
  TICKER:                N/A             CUSIP:     T1188A116
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger through                                   ISSUER          NO           N/A               N/A
incorporation of Banca Toscana into Banca Monte

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA
  TICKER:                N/A             CUSIP:     T1188A116
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and                                ISSUER          NO           N/A               N/A
consolidated balance sheet as of 31-DEC-08

PROPOSAL #2.: Approve to state Board of Directors                          ISSUER          NO           N/A               N/A
Members number for years 2009-2010-2011

PROPOSAL #3.: Approve to state Board of Directors                          ISSUER          NO           N/A               N/A
Chairman Deputies number for years 2009-2010-2011

PROPOSAL #4.: Appoint Board of Directors for years                         ISSUER          NO           N/A               N/A
2009-2010-2011

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: Elect Messrs. Giuseppe Mussari, Ernesto
Rabizzi, Fabio Borghi, Graziano Costantini, Alfredo
Monaci, and Andrea Pisaneschi as a Board of Director

PROPOSAL #5.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: Elect Messrs. Francesco Gaetano
Caltagirone, Turiddo Campaini, Lorenzo Gorgoni, Carlo
 Querci, Massimiliano Capece Minutolo, and Mario
Delfini  as a Board of Director

PROPOSAL #5.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: Elect Messrs. Frederic Marie de Courtois d
 Arcollieres, and Paolo Andrea Rossi as a Board of
Director

PROPOSAL #6.: Approve the state Board of Director's                        ISSUER          NO           N/A               N/A
Members emolument as per Article 27, n.1 of the Bylaw

PROPOSAL #7.1: Elect Messrs. Leonardo Pizzichi and                         ISSUER          NO           N/A               N/A
Marco Turchi as Effective Auditor and Mrs. Paola
Serpi as a Alternate Auditor

PROPOSAL #7.2: Elect Mr. Tommaso Di Tanno as a                             ISSUER          NO           N/A               N/A
Effective Auditor and Mr.Luigi Liaci as a Alternate
Auditor

PROPOSAL #8.: Approve the state Internal Auditors                          ISSUER          NO           N/A               N/A
emolument as per Article. 27, n.1 of the Bylaw

PROPOSAL #9.: Approve to purchase and sale of Company                      ISSUER          NO           N/A               N/A
 shares as per Article 2357 and 23547 TER of the
Italian Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA
  TICKER:                N/A             CUSIP:     T1188A116
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the surveillance dispositions                       ISSUER          NO           N/A               N/A
regarding organization and corporate governance of
the banks, amendments of Articles 13, 15, 17, 23 and
26 of the bylaws

PROPOSAL #O.1: Approve the surveillance dispositions                       ISSUER          NO           N/A               N/A
regarding organization and corporate governance of
the banks, approval of remuneration mechanisms in
favour of the Directors, the employees and the
collaborators not bound by relations of a subordinate

PROPOSAL #O.2: Approve the determination of the                            ISSUER          NO           N/A               N/A
Chairman of the Board of Directors remuneration, in
accordance with the  third paragraph of article 27 of
 the bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA POPOLARE DI MILANO BPM BIPIEMME, MILANO
  TICKER:                N/A             CUSIP:     T15120107
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend the Articles                                          ISSUER          NO           N/A               N/A
31,32,33,36,41,44,45 and introduction of the Article

PROPOSAL #O.2: Amend the Articles of the Company                           ISSUER          NO           N/A               N/A
concerning the approval of amendments point 1

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA POPOLARE DI MILANO BPM BIPIEMME, MILANO
  TICKER:                N/A             CUSIP:     T15120107
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors' and                          ISSUER          NO           N/A               N/A
Internal Auditors' report on balance sheet for FY
2008, examination of balance sheet and related
resolutions

PROPOSAL #2.: Approve to determine the Board of                            ISSUER          NO           N/A               N/A
Directors, Executive Committee and Internal Auditors
emolument as per Article 35 and 40 of  the By-Laws

PROPOSAL #3.: Appoint the Board of Directors for FY                        ISSUER          NO           N/A               N/A
2009-2011, as per Article 32 and 50 of the By-Laws

PROPOSAL #4.: Appoint the Internal Auditors for FY                         ISSUER          NO           N/A               N/A
2009-2011, as per Article 40 and 41 of the By-Laws

PROPOSAL #5.: Appoint the Board of Arbitrators for FY                      ISSUER          NO           N/A               N/A
 2009-2011, as per Article 42 of the By-Laws

PROPOSAL #E.1: Authorize the Board of Directors, as                        ISSUER          NO           N/A               N/A
per Article 2420-Ter of the Italian Civil Code, for a
 bonds issue with mandatory conversion into BPM'S
ordinary shares, for a maximum amount of EUR
700.000.000, even cum warrants, to be offered in
option to all those eligible resolutions related
there to, including the further empowerment in favour
 of Board of Directors to increase stock capital at
the service of the above loan and at the service of
any possible subscription warrants, with the
consequent amendment of Article 17 of the By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO
  TICKER:                N/A             CUSIP:     E11805103
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the forthcoming of the annual                        ISSUER          YES          FOR               FOR
accounts and Management report for Banco Bilbao
Vizcaya Argentaria S.A. and its consolidated
financial group, application of earnings, dividend
payout, and approval of Corporate Management all
these refer to the year ending 31 DEC 2008

PROPOSAL #2.1: Adopt the new Article 53.b in the                           ISSUER          YES          FOR               FOR
Banco Bilbao Vizcaya Argentaria S.A. bylaws to
expressly mention the possibility of paying out
dividends and the share premium in kind and returning
 contributions in kind

PROPOSAL #2.2: Approve a payout in kind to                                 ISSUER          YES          FOR               FOR
shareholders supplementary to the 2008 dividend by
giving shareholders treasury stock against the share-
premium reserve

PROPOSAL #3.: Approve the merger plan for Banco                            ISSUER          YES          FOR               FOR
Bilbao Vizcaya Argentaria S.A. [absorbing Company]
and Banco de Credito Local de Espana S.A.U. and BBVA
Factoring E.F.C. S.A.U. [absorbed companies] and the
balance-sheet of Banco Bilbao Vizcaya Argentaria S.A.
 closed on 31 DEC 2008 as merger balance sheet, the
merger between the companies Banco Bilbao Vizcaya
Argentaria S.A. [absorbing Company] and Banco de
Credito Local de Espana S.A.U. and BBVA Factoring
E.F.C. S.A.U. [absorbed companies] in compliance with
 the provisions of said merger plan, the merger will
be subject to the special tax regime established
under chapter VIII of title VII of the Company-Tax

PROPOSAL #4.1: Re-elect Mr. Jose Antonio Fernandez                         ISSUER          YES          FOR               FOR
Rivero as a Board Member

PROPOSAL #4.2: Re-elect Mr. Jose Maldonado Ramos as a                      ISSUER          YES          FOR               FOR
 Board Member

PROPOSAL #4.3: Re-elect Mr. Enrique Medina Fernandez                       ISSUER          YES          FOR               FOR
as a Board Member pursuant to paragraph 2 of Article
34 of the Corporate Bylaws, determination of the
number of Directors at whatever number there are at
this moment in compliance with the resolutions
adopted under this agenda item which will be reported
 to the AGM for all due effects

PROPOSAL #5.: Authorize the Board of Directors                             ISSUER          YES          FOR               FOR
pursuant to Article 153.1.b) of the Companies Act to
increase share capital during 5 years up to a maximum
 amount corresponding to 50% of the Company's share
capital on the date of the authorization on 1 or
several occasions to the amount that the Board
decides by issuing new ordinary or preferred shares
with or without voting rights or shares of any other
kind permitted by law including redeemable shares
envisaging the possibility of incomplete subscription
 pursuant to Article 161.1 of the Companies Act and
amend Article 5 of the Corporate Bylaws, likewise
confer authority under the terms and conditions of
Article 159.2 of the Companies Act to exclude pre-
emptive subscription rights over said share issues,
this authority will be limited to 20% of the
Company's share capital

PROPOSAL #6.: Approve to increase by 50,000,000,000                        ISSUER          YES          FOR               FOR
Euros the maximum nominal amount against which the
Board of Directors authorized by the AGM 18 MAR 2006
under its agenda item three to issue debt securities
of any class and any kind including exchangeable
securities not convertible into shares

PROPOSAL #7.: Authorize the Company to acquire                             ISSUER          YES          FOR               FOR
Treasury Stock directly or through Group companies
pursuant to Article 75 of the Companies Act
[consolidated text] establishing the limits and
requirements for these acquisitions with express
powers to reduce the Company's share capital to
redeem treasury stock, to implement the resolutions
passed by the AGM in this respect repealing the
authorization conferred by the AGM 14 MAR 2008
insofar as it has not been executed

PROPOSAL #8.1: Adopt the Liquidation of the 2006-2008                      ISSUER          YES          FOR               FOR
 Long-Term Share-Remuneration Plan

PROPOSAL #8.2: Approve the application by the Bank                         ISSUER          YES          FOR               FOR
and its subsidiaries of a variable-remuneration
scheme in BBVA shares for 2009 and 2010 addressed to
the Members of the Management team including
Executive Directors and Members of the Management
Committee comprising the delivery of BBVA shares to

PROPOSAL #9.: Re-elect the account auditors for Banco                      ISSUER          YES          FOR               FOR
 Bilbao Vizcaya Argentaria S.A. and its consolidated
financial group for 2009

PROPOSAL #10.: Authorize the Board of Directors which                      ISSUER          YES          FOR               FOR
 may in turn delegate said authority to formalize
correct interpret and implement the resolutions
adopted by the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO COMERCIAL PORTUGUES, SA, PORTO
  TICKER:                N/A             CUSIP:     X03188137
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          NO           N/A               N/A
 annual report, balance sheet and financial
statements of 2008

PROPOSAL #2.: Approve the distribution of year-end                         ISSUER          NO           N/A               N/A
results

PROPOSAL #3.: Approve to carry out a general analysis                      ISSUER          NO           N/A               N/A
 of the Management and auditing of the Company with
the latitude foreseen in the Law

PROPOSAL #4.: Approve to appraise [for consultation                        ISSUER          NO           N/A               N/A
purposes only], under Article 13(5) of the Articles
of Association, the statement of the remunerations
and Welfare Board and of the Nominations and
Remunerations Committee [the committee appointed by
the Supervisory Board in accordance with Article
13(1) of the Articles of Association] on the
Remuneration Policy for the Members of Corporate
Bodies approved by the latter, and a statement on the
 retirement regulations adopted by the Supervisory
Board for the 3-year period 2009/2011

PROPOSAL #4.A: Amend the Articles of Association, to                       ISSUER          NO           N/A               N/A
suppress the articles regarding the existence,
composition, powers and functioning of the Senior
Board, adapting the remaining Articles of The
Articles of Association in accordance with the
referred suppression And matching the different
mandates of the corporate bodies; a) Suppression of
number 2 of Article 9 of the Articles of Association,
 Amendment of the wording of number 3 and consequent
renumbering of The referred Article 9; b) amendment
of paragraph c) of number 7, as well as numbers 8 and
 9 of Article 12 of the Articles of Association; c)
Suppression of paragraph e) of Article 17 of the
Articles of Association; d) Suppression of Chapter
vii, which foresees the rules applicable to the
existence and functioning of the Senior Board, by
means of entirely Suppressing Articles 29, 31, 32 and
 33 and consequently renumbering the remaining
Articles and Chapters of the Articles of Association;
 d) Amendment of the wording of number 5 of Article
31 [renumbered]; f) Suppression of Article 35 with
the consequent renumbering of the remaining Articles
of the Articles of Association; and g) Insertion of a
 redrafted Article 33 in the Articles of Association

PROPOSAL #5.: Elect the Supervisory Board for the 3-                       ISSUER          NO           N/A               N/A
year period 2009/2011 or for the term of office
2009/2010, if the proposal made for item 4.A is
approved

PROPOSAL #6.: Elect the Senior Board for the 3-year                        ISSUER          NO           N/A               N/A
period 2009/2011

PROPOSAL #7.: Amend the Articles of Association by                         ISSUER          NO           N/A               N/A
adding a new number 2 to Article 12 and renumbering
the subsequent items of Article 12 and adjusting the
references made in Article 33(5)

PROPOSAL #8.: Approve to resolve on the elections and                      ISSUER          NO           N/A               N/A
 exercise the functions of Mr. Vitor Manuel Da Cunha
Ribeirinho and Ms. Ana Cristina Soares Valente
Dourado, both partners of KPMG and Associados -
Sociedade de Revisores Oficiais de Contas, S.A, as
the Chartered Accountant and Alternate Chartered
Accountant for the 3-year period 2008/2010 and on
their eventual replacement by the above mentioned
Company KPMG and Associados - Sociedade de revisores
Oficiais de Contas, S.A., for the remainder of the
current 3-year period

PROPOSAL #9.: Approve the purchase and sale of own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #10.: Approve the purchase and sale of own                        ISSUER          NO           N/A               N/A
bonds

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS' PROPOSAL: approve the alteration of the
 of the statutes with the aim of eliminating the
clauses that determine the composition,
responsibilities and functioning of the Senior Board,
 adapting the remaining statutory clauses to conform
with the above mentioned changes and reconciling the
changes with the various mandates of the Management
bodies currently in office

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE SABADELL SA, SABADELL (BARCELONA)
  TICKER:                N/A             CUSIP:     E15819191
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve if applicable, the                       ISSUER          YES          FOR               FOR
individual annual financial statements of Banco De
Sabadell S.A. [balance sheet profit and loss
statement and notes] and of the consolidated
financial statements of Banco De Sabadell S.A. and
its subsidiaries [balance sheet profit and loss
statement of changes in shareholders' equity
statement of cash flows and notes] for the FYE on 31

PROPOSAL #2.: Approve Ms. Sol Daurella as an                               ISSUER          YES          FOR               FOR
Independant Board Member

PROPOSAL #3.: Approve to delegate faculty to the                           ISSUER          YES          FOR               FOR
Board Members to increase the Company's capital

PROPOSAL #4.: Approve to delegate faculty to the                           ISSUER          YES        AGAINST           AGAINST
Board Members to issue Non Convertible Bonds

PROPOSAL #5.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the derivative acquisition of the Company's own
shares by the Company itself

PROPOSAL #6.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors for 1 more year

PROPOSAL #7.: Approve to delegate faculties to the                         ISSUER          YES          FOR               FOR
Board of Directors to execute the previous approved
points of the agenda

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DE VALENCIA SA, VALENCIA
  TICKER:                N/A             CUSIP:     E16100369
  MEETING DATE:          3/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, if applicable, of the annual                        ISSUER          YES          FOR               FOR
financial statements of the Management and actions of
 the Board of Directors and allocation of
profits/losses of the Company and the consolidated
financial statements for the FYE on 31 DEC 2008

PROPOSAL #2.: Ratify the appointment of the Board                          ISSUER          YES          FOR               FOR
Member and re-elect the Board Members separately

PROPOSAL #3.: Approve to increase the capital of EUR                       ISSUER          YES          FOR               FOR
2,320,604.25 by issuing 9,282,417 shares of EUR 0.25
nominal value ratio 1 new per every 50 held

PROPOSAL #4.: Approve to revoke the non used part of                       ISSUER          YES          FOR               FOR
the previous authorization to issue bonds or any
other kind of debt, new delegation of powers to issue
 bonds or simple debentures and other fixed-income

PROPOSAL #5.: Appoint or re-elect the Auditor                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
the express power of delegation, for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #7.: Authorize the Board to formalize and                         ISSUER          YES          FOR               FOR
execute all resolutions adopted by the shareholders
at the general shareholder's meeting, for conversion
thereof into a public instrument, and for the
interpretation, correction and supplementation
thereof or further elaboration thereon until the
required registrations are made

PROPOSAL #8.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO ESPIRITO SANTO SA, LISBOA
  TICKER:                N/A             CUSIP:     X0346X153
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to sanction the appointment of                       ISSUER          YES          FOR               FOR
Mr. Bernard Octave Mary as Member of the Board of
Directors made by Co-optation on 31 OCT 2008

PROPOSAL #2.: Approve to resolve the Management                            ISSUER          YES          FOR               FOR
report, the Corporate Governance report and the
remaining documents related to the FY 2008 accounts

PROPOSAL #3.: Approve to resolve the consolidated                          ISSUER          YES          FOR               FOR
Management report, the consolidated accounts and the
remaining documents related to the FY 2008
consolidated accounts

PROPOSAL #4.: Approve to resolve the allocation of                         ISSUER          YES          FOR               FOR
results

PROPOSAL #5.: Approve to make a general assessment of                      ISSUER          YES          FOR               FOR
 BES' Management and Supervision

PROPOSAL #6.: Approve to resolve the reduction of the                      ISSUER          YES          FOR               FOR
 share capital from EUR 2,500,000,000.00 to EUR
500,000,000.00 through the reduction of the nominal
value of all the shares representative of the share
capital from EUR 5 to EUR 1 and the corresponding
constitution of a reserve in the amount of EUR
2,000,000,000.00, with the special purpose of
enabling a share capital increase through new cash
entries, that will be subject to the specific rules
regarding the reserves inalienability, with the
consequent amendment of Article 4 [share capital] of
the Articles of Association; the share capital
increase is conditional upon the realization of the
share capital increase through cash entries, as well
as the subsequent share capital through incorporation
 of reserves; the maximum amount of the premium per
share, to be determined on the date of the general
meeting does not exceed the amount of EUR 2.00, which
 implies: (i) a maximum subscription price per share
of EUR 3.00 and, (ii) that the minimum amount of the
proposed share capital is EUR 400,000,000

PROPOSAL #7.: Approve, conditional upon the approval                       ISSUER          YES          FOR               FOR
of the Resolution included in item 6 of the agenda, a
 special balance sheet that reflects the accounts
after the share nominal value reduction and
consequent constitution of the special reserve

PROPOSAL #8.: Approve, conditional upon the                                ISSUER          YES          FOR               FOR
Resolution included in item 6 of the agenda, to
resolve on a cash share capital increase from EUR
500,000,000.00 to up to EUR 1,700,000,000.00, with a
premium to be resolved upon, and the issue of up to
1,200,000,000 new book-entry registered shares, with
the nominal value of EUR 1 each, through public
subscription and reserve of a preemption right for
shareholders, with the consequent amendment of
Article 4 [share capita] of the Articles of

PROPOSAL #9.: Approve, conditional upon the                                ISSUER          YES          FOR               FOR
Resolutions included in items 6 to 8 of the agenda,
to resolve on the increase of the nominal value of
all the shares representative of the share capital to
 an amount to be resolved upon by the general
shareholders meeting, including the shares resulting
from the share capital increase foreseen in item 8 of
 the agenda to be made immediately after their
creation, through a new share capital increase to up
to EUR 4,500,000,000.00, through the incorporation of
 reserves up to the limit of EUR 3,300,000,000.00,
which include the special reserve created by means of
 the resolution foreseen in item 6 of the agenda in
the amount of EUR 2,000,000,000.00 and share premium
and free reserves up to the limit of EUR
1,300,000,000.00, with the corresponding amendment of
 Article 4 [share capital] of the Articles of

PROPOSAL #10.: Approve to resolve on the partial                           ISSUER          YES          FOR               FOR
amendment to the Articles of Association, namely the
amendment of Article 16 N. 1, of Article 19, N. 2,
and the addition of N. 3 in Article 19; and to
further resolve on the amendment of Article 4 of the
general shareholders meeting regulation

PROPOSAL #11.: Approve to resolve on a proposal for                        ISSUER          YES          FOR               FOR
acquisition and sale of own shares, by BES or
Companies under BES control

PROPOSAL #12.: Approve to consider the Remuneration                        ISSUER          YES        AGAINST           AGAINST
Commission and Board of Directors statements on the
remuneration policy of BES Corporate and Supervision
bodies and remaining BES Managers, respectively

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ
  TICKER:                N/A             CUSIP:     T1872V103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the report of the Board of                          ISSUER          NO           N/A               N/A
Directors, Auditors and Audit firm of financial
statement at 31 DEC 2008 consolidated financial
statement at 31 DEC 2008 any adjournment thereof

PROPOSAL #O.2: Approve the determination of amount to                      ISSUER          NO           N/A               N/A
 allocate for charity

PROPOSAL #O.3: Grant authority to buy and sell own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #O.4: Approve the integration of audit firm                       ISSUER          NO           N/A               N/A
emoluments

PROPOSAL #O.5: Approve the board of inspection                             ISSUER          NO           N/A               N/A
emoluments

PROPOSAL #O.6: Appoint 5 Board of Inspection Members                       ISSUER          NO           N/A               N/A

PROPOSAL #E.1.A: Amend the Articles of Corporate By                        ISSUER          NO           N/A               N/A
Laws insertion of Articles. 35.3, 39.13 and 40.7,
renumbering of following Articles of Corporate By
Laws cancellation of Articles 29.6, 39.7, 56, 57 and
58 cancellation of the nominating committee rule

PROPOSAL #E.1.B: Any adjournment thereof; power to                         ISSUER          NO           N/A               N/A
observe formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO POPULAR ESPANOL SA, MADRID
  TICKER:                N/A             CUSIP:     E19550206
  MEETING DATE:          11/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Merger Plan between the                      ISSUER          YES          FOR               FOR
 Banco Popular Espanol, S.A., Banco de Castilla,
S.A., Banco de Credito Balear, S.A. Banco de Galicia,
 S.A., and Banco de Vasconia, S.A.  Approval of the
merger balances sheet closed on the 30th June 2008.
Approval of the merger between the Banco Popular
Espanol, S.A. and Banco de Vasconia, S.A., through
the takeover of the last four of the first one,
termination of the four merged companies and the
general transfer of all their respective assets to
the Banco Popular Espanol, S.A.  Capital increase to
meet the share exchange and the corresponding
alteration to the final article of the merging
company's Articles of Association, all of which
complies with the provisions established in the
Merger Plan.  Inclusion of the merger in the tax
regime of Chapter VIII of the Title VII of the

PROPOSAL #2.: Approve the delegation of powers in the                      ISSUER          YES          FOR               FOR
 Board of Directors, with the power of substitution,
for formalising, inturpreting, remedying and
executing the agreements adopted by the general
meeting to the full.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO POPULAR ESPANOL SA, MADRID
  TICKER:                N/A             CUSIP:     E19550206
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, Management                      ISSUER          YES          FOR               FOR
 report and the Board Management; application of the
result

PROPOSAL #2.: Approve the merger with Banco De                             ISSUER          YES          FOR               FOR
Andalucia by absorption over Banco De Andalucia

PROPOSAL #3.1: Amend the Article 29 of the Company                         ISSUER          YES          FOR               FOR
Bylaw about the dividend distribution and the issue
of share premium

PROPOSAL #3.2: Approve the complementary distribution                      ISSUER          YES          FOR               FOR
 to the dividend with charge to the premium

PROPOSAL #4.1: Ratify Mr. Allianz Se as the Board                          ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #4.2: Ratify the Union Europea De                                 ISSUER          YES        AGAINST           AGAINST
Inversiones as the Board Member

PROPOSAL #4.3: Amend the Article 17 of the Company                         ISSUER          YES          FOR               FOR
Bylaw for the reduction of the Board Member from 20
to 15

PROPOSAL #5.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #7.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #8.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
promissory notes and other fixed income

PROPOSAL #9.: Authorize the Board to issue new fixed                       ISSUER          YES          FOR               FOR
income securities and shares

PROPOSAL #10.: Receive the report about the                                ISSUER          YES          FOR               FOR
retribution policy to the Board

PROPOSAL #11.: Approve the delegation of powers                            ISSUER          YES          FOR               FOR

PROPOSAL #12.: Receive the report about the                                ISSUER          YES          FOR               FOR
modification of the Board Bylaws

PROPOSAL #13.: Receive the report about the Article                        ISSUER          YES          FOR               FOR
116.BIS of the Stock Market Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          9/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, to increase the capital in the                      ISSUER          YES          FOR               FOR
 nominal amount of EUR 71,688,495 by means of the
issuance of 143,376,990 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c] in
 fine of the Companies Law [Lay De Sociedades
Anonimas] no later than on the date of implementation
 of the resolution, for an amount that in all events
shall be between a minimum of 8 EUR and a maximum of
EUR 11.23 per share; the new shares shall be fully
subscribed and paid up by means of in kind
contributions consisting of ordinary shares of the
British Company Alliance & Leicester plc; total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an
incomplete subscription, option, under the provisions
 of Chapter VIII of Title VII and the second
additional provision of the restated text of the
Corporate Income Tax Law [Ley del Impuesto sobre
Sociedadees] approved by Royal Legislative Decree
4/2004, for the special rules therein provided with
respect to the capital increase by means of the in
kind contribution of all the ordinary shares of
Alliance & Leicester plc, and authorize the Board of
Directors to delegate in turn to the Executive
Committee, in order to set the terms of the increase
as to all matters not provided for by the
shareholders at this general meeting, perform the
acts needed for the execution thereof, re-draft the
text of sub-sections 1 and 2 of Article 5 of the By-
Laws to reflect the new amount of share capital,
execute whatsoever public or private documents are
necessary to carry out the increase and, with respect
 to the in kind contribution of the shares of
Alliance & Leicester plc, exercise the option for the
 special tax rules provided for under Chapter VIII of
 Title VII and the second Additional provision of the
 restated text of the Corporate Income Tax Law
approved by Royal Legislative Decree 4/2004,
application to the applicable domestic and foreign
agencies to admit the new shares to trading on the
Madrid, Barcelona, Bilbao, and Valencia stock
exchanges through the stock exchange interconnection
system [Continuous Market] and the foreign stock
exchanges on which the shares of Banco Santander are
listed [London, Milan, Lisbon, Buenos Aires, Mexico,

PROPOSAL #2.: Grant authority to deliver 100 shares                        ISSUER          YES          FOR               FOR
of the Bank to each employee of the Alliance &
Leicester plc Group, as a special bonus within the
framework of the acquisition of Alliance & Leicester
plc, once such acquisition has been completed

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the general meeting, as well as to delegate the
powers it receives from the shareholders acting at
the general meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          1/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the capital increase in the                          ISSUER          YES          FOR               FOR
nominal amount of EUR 88,703,857.50 by means of the
issuance of 177,407,715 new ordinary shares having a
par value of one-half EUR [0.5] each and an issuance
premium to be determined by the Board of Directors
or, by delegation, the Executive Committee, in
accordance with the provisions of Section 159.1.c in
fine of the Companies Law, no later than on the date
of implementation of the resolution, for an amount
that in all events shall be between a minimum of EUR
7.56 and a maximum of EUR 8.25 per share, the new
shares shall be fully subscribed and paid up by means
 of in kind contributions consisting of ordinary
shares of the Sovereign Bancorp Inc., total
elimination of the pre-emptive rights held by the
shareholders and holders of convertible bonds and
express provision for the possibility of an

PROPOSAL #2.: Grant authority for the delivery of 100                      ISSUER          YES          FOR               FOR
 shares of the Bank to each employee of the Abbey
National Plc Group

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
interpret, rectify, supplement, execute and further
develop the resolutions adopted by the shareholders
at the General Meeting, as well as to delegate the
powers it receives from the shareholders acting at
the General Meeting, and grant powers to convert such
 resolutions into notarial instruments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER SA, SANTANDER
  TICKER:                N/A             CUSIP:     E19790109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Santander and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Mr. Matias Rodriguez as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.2: Re-elect Mr. Manuel Sotoserrano as a                        ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.3: Re-elect Mr. Guillermo De Ladehesa                          ISSUER          YES          FOR               FOR
Romero as a Board Member

PROPOSAL #3.4: Re-elect Mr. Abel Matutes Juan as a                         ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #7.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital in the next 3 years 1 or more time sup
to a maximum of 2,038,901,430.50 Euros

PROPOSAL #8.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital through the issue of new shares with 0,
 5 E nominal value charged to reserves and without
premium, delegation of powers to issue these shares
and to publish this agreement and listing of these
shares in the corresponding stock Exchanges Markets

PROPOSAL #9.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
promissory notes and other fixed income securities
excluding the preferent subscription right

PROPOSAL #10.1: Approve the incentive plan to long                         ISSUER          YES          FOR               FOR
term for the Banco Santander Employees

PROPOSAL #10.2: Approve the Incentive Plan for the                         ISSUER          YES          FOR               FOR
Abbey Employees

PROPOSAL #10.3: Grant authority to deliver 100 shares                      ISSUER          YES          FOR               FOR
 to each Employee of Sovereign

PROPOSAL #11.: Approve to delegate the powers to the                       ISSUER          YES          FOR               FOR
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO SANTANDER, S.A.
  TICKER:                STD             CUSIP:     05964H105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: EXAMINATION AND APPROVAL, IF DEEMED                          ISSUER          YES          FOR               FOR
APPROPRIATE, OF THE ANNUAL ACCOUNTS (BALANCE SHEET,
PROFIT AND LOSS STATEMENT, STATEMENTS OF CHANGES IN
NET ASSETS AND CASH FLOWS, AND NOTES) AND OF THE
CORPORATE MANAGEMENT OF BANCO SANTANDER, S.A. AND ITS
 CONSOLIDATED GROUP, ALL WITH RESPECT TO THE FISCAL
YEAR ENDED DECEMBER 31, 2008

PROPOSAL #02: APPLICATION OF RESULTS FROM FISCAL YEAR                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #3A: RE-ELECTION OF MR. MATIAS RODRIGUEZ                          ISSUER          YES          FOR               FOR
INCIARTE

PROPOSAL #3B: RE-ELECTION OF MR. MANUEL SOTO SERRANO                       ISSUER          YES          FOR               FOR

PROPOSAL #3C: RE-ELECTION OF MR. GUILLERMO DE LA                           ISSUER          YES          FOR               FOR
DEHESA ROMERO

PROPOSAL #3D: RE-ELECTION OF MR. ABEL MATUTES JUAN                         ISSUER          YES          FOR               FOR

PROPOSAL #04: RE-ELECTION OF THE AUDITOR OF ACCOUNTS                       ISSUER          YES          FOR               FOR
FOR FISCAL YEAR 2009.

PROPOSAL #05: AUTHORIZATION FOR THE BANK AND ITS                           ISSUER          YES          FOR               FOR
SUBSIDIARIES TO ACQUIRE THEIR OWN STOCK PURSUANT TO
THE PROVISIONS OF SECTION 75 AND THE FIRST ADDITIONAL
 PROVISION OF THE BUSINESS CORPORATIONS LAW ?¥LEY DE
SOCIEDADES ANONIMAS?¿, DEPRIVING OF EFFECT TO THE
EXTENT OF THE UNUSED AMOUNT THE AUTHORIZATION GRANTED
 BY THE SHAREHOLDERS AT THE ORDINARY GENERAL
SHAREHOLDERS' MEETING HELD ON JUNE 21, 2008

PROPOSAL #06: DELEGATION TO THE BOARD OF DIRECTORS OF                      ISSUER          YES          FOR               FOR
 THE POWER TO CARRY OUT THE RESOLUTION TO BE ADOPTED
BY THE SHAREHOLDERS AT THE MEETING TO INCREASE THE
SHARE CAPITAL PURSUANT TO THE PROVISIONS OF SECTION
153.1.A) OF THE BUSINESS CORPORATIONS LAW, DEPRIVING
OF EFFECT THE AUTHORIZATION GRANTED BY THE
SHAREHOLDERS AT SUCH GENERAL MEETING ON JUNE 21, 2008

PROPOSAL #07: AUTHORIZATION TO THE BOARD, PURSUANT TO                      ISSUER          YES          FOR               FOR
 PROVISIONS OF ARTICLE 153.1.B) OF BUSINESS
CORPORATIONS LAW, TO INCREASE THE SHARE CAPITAL ON
ONE OR MORE OCCASIONS AT ANY TIME, WITHIN A TERM OF
THREE YEARS, BY MEANS OF MONETARY CONTRIBUTIONS IN
THE MAXIMUM NOMINAL AMOUNT OF 2,038,901,430.50 EUROS,
 ALL ON SUCH TERMS AND CONDITIONS AS IT DEEMS
APPROPRIATE, DEPRIVING OF EFFECT THE AUTHORIZATION
GRANTED BY SHAREHOLDERS BY MEANS OF RESOLUTION ONE
II) DELEGATION OF THE POWER TO EXCLUDE PRE-EMPTIVE
RIGHTS PROVIDED FOR IN SECTION 159.2 OF THE BUSINESS

PROPOSAL #08: INCREASE OF SHARE CAPITAL IN SUCH                            ISSUER          YES          FOR               FOR
AMOUNT AS MAY BE DETERMINED PURSUANT TO RESOLUTION BY
 MEANS OF ISSUANCE OF NEW ORDINARY SHARES HAVING A
PAR VALUE OF ONE-HALF (0.5) EURO EACH, WITHOUT
ISSUANCE PREMIUM, OF SAME CLASS AND SERIES AS THOSE
THAT ARE CURRENTLY OUTSTANDING, WITH CHARGE TO
VOLUNTARY RESERVES SET UP WITH UNAPPROPRIATED
EARNINGS. EXPRESS PROVISION FOR POSSIBILITY OF
INCOMPLETE ALLOCATION. DELEGATION OF POWERS TO BOARD,
 WITH AUTHORITY TO, IN TURN, DELEGATE SUCH POWERS TO
EXECUTIVE COMMITTEE, ALL AS MORE FULLY DESCRIBED IN

PROPOSAL #09: DELEGATION TO THE BOARD OF POWER TO                          ISSUER          YES          FOR               FOR
ISSUE SIMPLE FIXED INCOME SECURITIES OR DEBT
INSTRUMENTS OF SIMILAR (INCLUDING BONDS, PROMISSORY
NOTES OR WARRANTS), FIXED INCOME SECURITIES
CONVERTIBLE INTO AND/OR EXCHANGEABLE FOR SHARES OF
COMPANY. CONNECTION WITH FIXED-INCOME SECURITIES
CONVERTIBLE INTO AND/OR EXCHANGEABLE FOR SHARES OF
COMPANY, ESTABLISHMENT OF CRITERIA FOR DETERMINING
TERMS AND CONDITIONS APPLICABLE TO CONVERSION AND/OR
EXCHANGE GRANT TO THE BOARD, ALL AS MORE FULLY
DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #10A: INCENTIVE POLICY: IN CONNECTION WITH                        ISSUER          YES          FOR               FOR
THE LONG-TERM INCENTIVE POLICY APPROVED BY THE BOARD
OF DIRECTORS, APPROVAL OF NEW CYCLES AND PLAN FOR THE
 DELIVERY OF SANTANDER SHARES FOR IMPLEMENTATION BY
THE BANK AND BY COMPANIES OF THE SANTANDER GROUP AND
LINKED TO CERTAIN PERMANENCE REQUIREMENTS OR TO
CHANGES IN TOTAL SHAREHOLDER RETURN.

PROPOSAL #10B: INCENTIVE POLICY: APPROVAL OF AN                            ISSUER          YES          FOR               FOR
INCENTIVE PLAN FOR EMPLOYEES OF ABBEY NATIONAL PLC.
AND OTHER COMPANIES OF THE GROUP IN THE UNITED
KINGDOM BY MEANS OF OPTIONS TO SHARES OF THE BANK
LINKED TO THE CONTRIBUTION OF PERIODIC MONETARY
AMOUNTS AND TO CERTAIN PERMANENCE REQUIREMENTS.

PROPOSAL #10C: INCENTIVE POLICY: AUTHORIZATION OF THE                      ISSUER          YES          FOR               FOR
 DELIVERY OF 100 SHARES OF THE BANK TO EACH EMPLOYEE
OF THE SOVEREIGN SUBGROUP.

PROPOSAL #11: AUTHORIZATION TO THE BOARD OF DIRECTORS                      ISSUER          YES          FOR               FOR
 TO INTERPRET, REMEDY, SUPPLEMENT, CARRY OUT AND
FURTHER DEVELOP THE RESOLUTIONS ADOPTED BY THE
SHAREHOLDERS AT THE MEETING, AS WELL AS TO DELEGATE
THE POWERS RECEIVED FROM THE SHAREHOLDERS AT THE
MEETING, AND GRANT OF POWERS TO CONVERT SUCH
RESOLUTIONS INTO NOTARIAL INSTRUMENTS.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF CYPRUS PUBLIC COMPANY LTD, NICOSIA
  TICKER:                N/A             CUSIP:     M16502128
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the amendment of the exercise                       ISSUER          YES          FOR               FOR
price of the share options plan of the bank that was
approved by the AGM of the shareholders held on 14
MAY 2008 and its replacement with the specified term
the exercise price of the share options is determined
 as the higher of Euro 5,50 or 10% above the average
closing share price on the Athens exchange during the
 last 30 working days that immediately precede the
date of this decision; and the exercise price of the
share options 2008/2010 already issued so that it is
consistent with amendment above; the extension of the
 last exercise date to 31 DEC 2013 instead of 31 DEC
2012

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF EAST ASIA LTD, HONG KONG
  TICKER:                N/A             CUSIP:     Y06942109
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
and the report of the Directors and the Independent
Auditor's reports for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.02                         ISSUER          YES          FOR               FOR
per share [with scrip option] for the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. Wong Chung-hin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.b: Re-elect Dr. Lee Shau-kee as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.c: Re-elect Dr. William Mong Man-wai as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.d: Re-elect Mr. Kenneth Lo Chin-ming as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.e: Re-elect Mr. Eric Li Fook-chuen as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.f: Re-elect Mr. Valiant Cheung Kin-piu as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
bank and authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors, conditional                         ISSUER          YES          FOR               FOR
upon the Listing Committee of the Stock Exchange of
Hong Kong limited granting the listing of and
permission to deal in the bonus shares [as defined in
 this paragraph below] an amount standing to the
credit of the share premium account of the bank equal
 to one-tenth of the aggregate nominal amount of the
share capital of the bank in issue at the close of
business on 23 MAR 2009 be capitalized and directed
to apply such sum in paying up in full at par such
number of bonus shares to be allotted and distributed
 credited as fully paid to the Members of the bank
whose names appear on the register of Members of the
bank as at the close of business on 23 MAR 2009 in
the proportion of one new ordinary share of HKD 2.50
each for every ten ordinary shares of HKD 2.50 each
then held by such members [bonus shares] and that
such bonus shares shall rank for all purposes pari
passu with the existing issued ordinary shares of the
 bank save that they shall not rank for the final
dividend declared in respect of the FY to 31 DEC 2008
 and that no fractional bonus shares shall be
allotted and fractional entitlements will be
aggregated and sold at such time of times as the
Directors shall think fit for the benefit of the bank
 and to do all acts and things as may be necessary to
 give effect to the issue of the bonus shares

PROPOSAL #S.6: Amend the Articles 6, 47, 56, 57, 58,                       ISSUER          YES          FOR               FOR
59, 60, 63, 65, 71, 72, 72A, as specified

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares in
the capital of the Company and make or grant offers,
agreements and options during and after the relevant
period, not exceeding 10% of the aggregate nominal
amount of the issued share capital of the Company
otherwise than pursuant to: i) a rights issue; or ii)
 the exercise of any share option scheme or similar
arrangement; or iii) any scrip dividend or similar
arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is
 to be held by law to be held]

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase ordinary shares of HKD 2.50 each in the
 capital of the bank in accordance with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited or of any other stock
exchange as amended from time to time provided
however that the aggregate nominal amount of the
shares to be repurchased pursuant to the approval in
this resolution shall not exceed 10% of the aggregate
 nominal amount of the issued share capital of the
bank as at the date of this resolution; and
[Authority expires the earlier of the conclusion of
the next AGM of the bank or the expiration of the
period within which the next AGM of the bank is

PROPOSAL #9.: Approve to extend, conditional on the                        ISSUER          YES        AGAINST           AGAINST
passing of Resolutions in item 7 and item 8 of the
notice of this meeting the general mandate granted to
 the Directors to allot shares pursuant to the
Resolution as specified in item 7 of the notice of
this meeting by the addition to the aggregate nominal
 amount of the share capital which may be allotted or
 agreed or agreed to be allotted by the Directors
pursuant to such general mandate an amount
representing the aggregate nominal amount the share
capital of the Bank repurchased by the bank under the
 authority granted pursuant to Resolution as
specified in item 8 of the notice of this meeting

PROPOSAL #10.: Appoint Mr. Kwok Siu Man as an                              ISSUER          YES        AGAINST           AGAINST
Independent Non-executive Director of the Bank, such
appointment to be conditional upon the Bank receiving
 written consent from the Hong Kong Monetary
Authority for Mr. Kwok Siu Man to act as a Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B
  TICKER:                N/A             CUSIP:     G49374146
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and the accounts                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Richard Burrows as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. David Dilger as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. George Magan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Declan McCourt as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. John O' Donovan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #S.4: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #S.5: Approve to renew the Bank's authority                       ISSUER          YES          FOR               FOR
to purchase its own stock

PROPOSAL #S.6: Approve to determine the re-issue                           ISSUER          YES          FOR               FOR
price range for treasury stock

PROPOSAL #S.7: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to issue ordinary stock on an non pre-
emptive basis for cash

PROPOSAL #S.8: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to issue ordinary stock on an non pre-
emptive basis other than for cash

PROPOSAL #S.9: Approve the Electronic and Web                              ISSUER          YES          FOR               FOR
communication to stockholder

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF PIRAEUS
  TICKER:                N/A             CUSIP:     X06397107
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
by the amount of EUR 370 million, with the issuance
of 77,568,134 preferred shares of a nominal value of
EUR 4.77 each and cancellation of the preemptive
right of existing shareholders in favor of the Greek
State in accordance with the provisions of law
3723/2008 regarding providing enhanced liquidity to
the economy to address the consequences of the
international financial crisis and relevant
authorizations to the Board of Directors,
modifications of Articles 5 and 27 of the Bank's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF PIRAEUS
  TICKER:                N/A             CUSIP:     X06397107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial reports of                      ISSUER          NO           N/A               N/A
 the corporate use 01 JAN 2008 to 31 DEC 2008 along
with the related Board of Director and Chartered
Auditors reports and the earnings distribution

PROPOSAL #2.: Grant discharge to the Board Members                         ISSUER          NO           N/A               N/A
and the Chartered Auditors from any liability of
remuneration for the minutes of the corporate use 01
JAN 2008 to 31 DEC 2008

PROPOSAL #3.: Appoint the Chartered Auditors, regular                      ISSUER          NO           N/A               N/A
 and substitutes, for the corporate use 01 JAN 2009
to 31 DEC 2009

PROPOSAL #4.: Approve the fees payment and                                 ISSUER          NO           N/A               N/A
remunerations for the year 2008 and pre approve the
fees payment for the year 2009 to the Board of
Director Members

PROPOSAL #5.: Elect the new Board of Director due to                       ISSUER          NO           N/A               N/A
the tenure expiration of the present one and approve
to determine 2, at least, Independent Non Executive
Board of Director Members, according to the
arrangements of the L. 3016/2002, as currently in

PROPOSAL #6.: Grant authority according to Article 23                      ISSUER          NO           N/A               N/A
 of the C.L. 2190/1920, to the Board of Director
Members and the Bank's Directors to participate to
the Management of affiliated COS, in the terms of the
 Article 42 paragraph .5 of the C.L. 2190/1920

PROPOSAL #7.: Approve to modify the Article 15 of the                      ISSUER          NO           N/A               N/A
 Bank's Article of Association so as the officers of
the branch network to be entitled to represent the
Bank in the frame of judicial deeds

PROPOSAL #8.: Approve to modify the Article 6 of the                       ISSUER          NO           N/A               N/A
Bank's Article of Association aiming to the grant of
potentiality of share capital increase via issuance
of shares of one category only, according to Article
13 paragraph 7 C.L. 2190/1920

PROPOSAL #9.: Various announcements                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANKINTER, SA, MADRID
  TICKER:                N/A             CUSIP:     E2116H880
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual financial                      ISSUER          YES          FOR               FOR
 statements of Bankinter, S.A. [balance sheet, profit
 and loss statement and notes] and the consolidated
financial statements of Bankinter, S.A. and its
subsidiaries (balance sheet, Profit and loss
statement, statement of changes in shareholders'
equity, statement of cash flows, and notes) for the
FYE 31 DEC 2008

PROPOSAL #2.: Approve the proposal for the                                 ISSUER          YES          FOR               FOR
distribution of earnings and the distribution of
dividend for the FYE 31 DEC 2008

PROPOSAL #3.: Approve the Management and activities                        ISSUER          YES          FOR               FOR
of the Board of Directors for 2008

PROPOSAL #4.: Re-elect the accounts Auditor for the                        ISSUER          YES          FOR               FOR
Company for the FY 2009

PROPOSAL #5.1: Ratify the appointment of Mr. M.                            ISSUER          YES        AGAINST           AGAINST
Rafeal Mateu De Ros Cerezo as a Director

PROPOSAL #5.2: Re-elect Mr. Pedro Guerrero Guerrero                        ISSUER          YES        AGAINST           AGAINST
as Executive Board Member

PROPOSAL #5.3: Re-elect Mr. Fernando Masaveu Herrero                       ISSUER          YES        AGAINST           AGAINST
as an External Nominee Director

PROPOSAL #5.4: Re-elect Mr. Marcelino Botin-Sanz De                        ISSUER          YES        AGAINST           AGAINST
Sautuolay Nevada as an External Nominee Director

PROPOSAL #5.5: Approve the setting of number of Board                      ISSUER          YES          FOR               FOR
 Members

PROPOSAL #5.6: Appoint Mr. Jose Antonio Garay                              ISSUER          YES          FOR               FOR
Ibargaray as Independent Director

PROPOSAL #6.: Authorize the Board of Directors,                            ISSUER          YES          FOR               FOR
pursuant to Article 53.1; b) the Companies Act, to
delegate to the Executive Committee, the power to
increase the share capital, for a period of 5 years,
up to the maximum amount, corresponding to 50% of the
 Company's share capital on the date of
authorization, with a possibility of incomplete
subscription pursuant to Article 161.1 of the
Companies Act, and delegating the power to amend
Article 5 of the Corporate By-laws, to delegate the
power to exclude the right of preferential
subscription with regard to the said share issues,
and the right to apply for admission to and exclusion
 from trading of the shares, debentures, and
securities issued, to render of no effect the
delegation made by the general meetings of previous

PROPOSAL #7.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
express powers to delegate to the Executive
Committee, the derivative acquisition of own shares
by the company and/or by its subsidiary companies, up
 to the maximum limit of (5) % of the share capital,
in accordance with the provisions of current
legislation, with express powers to dispose of them
or amortize them, thereby reducing the share capital,
 and rendering of no effect, in the amount not used,
the authorization granted for this purpose by the
Shareholders General Meeting held on 17 APR 2008

PROPOSAL #8.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
express powers to delegate to the Executive
Committee, for a term of (5) years, to issue, whether
 directly or indirectly, fixed-income bonds,
debentures, and securities in general, preferred
shares, mortgage-backed securities, and other debt
securities, which may not be swapped for or converted
 into shares, as well as to confer the Bankinter S.A.
 guaranty to the said issues, thereby rendering of no
 effect, in the amount not used, the delegations of
powers granted by the Shareholders General Meeting

PROPOSAL #9.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
express powers to delegate to the Executive
Committee, for a term of (5) years, issue debentures
or bonds that may be swapped for and/or converted
into shares in the Company or in other Companies,
whether of the Group or not, and warrants over newly-
issued shares or shares in the Company or in other
Companies, whether of the Group or not, in
circulation, up to a maximum limit of 1,000 million
euros, to set the criteria for the determination of
the bases and forms of the conversion, swap, or
exercise, to authorize the Board of Directors, with
express powers to delegate to the Executive
Committee, to take all necessary measures to set the
bases and forms for the conversion, to resolve, where
 appropriate, to exclude in whole or in part the
right to preferential subscription, swap, or
exercise, as well as, in the case of convertible
debentures and bonds and the warrants over newly-
issued shares, to increase the capital in the amount
necessary in order to meet the applications for the
conversion of debentures or the exercise of the
warrants, and to render of no effect the delegations

PROPOSAL #10.1: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors consisting of allocations of shares, within
 the terms laid down in the Corporate By-laws

PROPOSAL #10.2: Approve the remuneration plan                              ISSUER          YES        AGAINST           AGAINST
consisting of the allocation of options linked to the
 value of the Bankinter share that may be liquidated
for the difference for the Bankinter management team,
 including the executive Directors and the General
Managers and their peers who carry out senior-
management functions

PROPOSAL #11.: Authorize the Board of Directors, with                      ISSUER          YES          FOR               FOR
 powers to delegate, to formalize, interpret,
correct, and execute the resolutions of this Board,
Points of a consultative or informative nature

PROPOSAL #12.: Receive the report on the remuneration                      ISSUER          YES          FOR               FOR
 policy for the Directors and Senior Management

PROPOSAL #13.: Receive the report on the partial                           ISSUER          YES          FOR               FOR
amendment of the Board of Directors Regulations
pursuant to the provisions of Article 115 of the
Securities Market Act

PROPOSAL #14.: Approve the present the Explanatory                         ISSUER          YES          FOR               FOR
Report on the items in the Management Report
contained at Article 116 BIS of the Securities Market

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve an increase in the authorized                        ISSUER          YES        AGAINST           AGAINST
ordinary share capital of the Company

PROPOSAL #2.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
securities

PROPOSAL #3.: Authorize the Directors to allot equity                      ISSUER          YES        AGAINST           AGAINST
 securities for cash for other than on a pro-rata
basis to shareholders and to sell treasury shares

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
ordinary shares at a discount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCLAYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G08036124
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports of the Directors                         ISSUER          YES          FOR               FOR
and Auditors and the audited accounts of the Company
for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Simon Fraser as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.: Re-elect Mr. Marcus Aglus as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Re-elect Mr. David Booth as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Sir Richard Broadbent as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Richard Leigh Clifford,                         ISSUER          YES          FOR               FOR
A.O. as a Director of the Company

PROPOSAL #8.: Re-elect Mr. Fulvio Conti as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #9.: Re-elect Mr. Robert E Diamond Jr. as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-elect Sir Andrew Liklerman as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Re-elect Mr. Christopher Lucas as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #12.: Re-elect Sir Michael Rake as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #13.: Re-elect Mr. Stephen Russell as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #14.: Re-elect Mr. Frederik Seegers as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #15.: Re-elect Sir John Sunderland as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #16.: Re-elect Mr. John Varley as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #17.: Re-elect Mr. Patience Wheatcroft as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP,                      ISSUER          YES          FOR               FOR
 Chartered accountants and registered Auditors as the
 Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next AGM at which accounts are laid before the

PROPOSAL #19.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Company, for the purpose                      ISSUER          YES        AGAINST           AGAINST
 of Section 365 of the Companies Act 2006 [ the 2006
Act]] the Company and any company which at any time
during the period for which this resolution has
effect, is a subsidiary of the Company be and are
hereby; a) make political donation to political
organizations not exceeding GBP 25,000 in total; and
b) incur political expenditure not exceeding GBP
100,000 in total, in each case during the period
commencing on the date of this [Authority expires the
 earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010], whichever
 is the earlier, provided that the maximum amounts
referred to in a) and b) may consist of sums in any
currency converted into sterling the purposes of this
 resolution, the terms 'political donations'
'political organizations' and 'political expenditure'
 shall have the meanings given to them in Sections
363 to 365 of the 2006 Act

PROPOSAL #21.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
ordinary share capital of the Company from GBP
3,499,000,000 to GBP 5,249,000,000 by the creation of
 7,000,000,000 new ordinary shares of 25 pence each
in the Company; this resolution is the creation of
new ordinary shares of the Company; this number of
new ordinary shares represents an increase of
approximately 50% of the existing authorized ordinary
 share capital of the Company; the purpose of the
increase in authorized ordinary share capital is
primarily to allow the Company to retain sufficient
authorized, but unissued, ordinary share capital for
general purposes, particularly in view of the
authority sought under Resolution 22 to allot an
amount approximately equal to two-thirds of the
Company's issued share capital in conformity with the
 revised Association of British Insurers [ABI]
guidelines, also bearing in mind the ordinary shares
already committed to be issued as part of the capital
 raising

PROPOSAL #22.: Authorize the Directors Company, in                         ISSUER          YES          FOR               FOR
substitution to allot: a] relevant securities [as
specified in the Companies Act 1985] upon to an
aggregate nominal amount of GBP 738,016,774, USD
77,500,000, GBP 40,000,000 and YEN 4,000,000,000; and
 b] relevant securities comprising equity securities
[as specified in the Companies Act 1985] up to an
aggregate nominal amount of GBP 1,396,033,549 [such
amounts to be reduced by the aggregate amount of
relevant securities issued under above paragraph
[a]of this resolution 22 in connection with an offer
by way of a rights issue]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of others equity securities as required by
the rights of those securities or subject to such
rights as the Directors otherwise consider necessary;
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 [Authority expires earlier at the conclusion of next
 AGM of the Company or 30 JUN 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.23: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution and subject to passing of Resolution 22
to allot equity securities [as specified in the
Companies Act 1985] for cash pursuant to the
authority granted by Resolution 22 and/or where the
allotment constitutes an allotment of equity
securities by virtue of Section 94(3A) of the
Companies Act 1985, in each case free of the
restriction in Section 89(1) of the Companies Act
1985, such power to be limited: a] to the allotment
of equity securities in connection with an offer of
equity securities [but in the case of an allotment
pursuant of the authority granted by paragraph b] of
Resolution 22, such power shall be limited to the
allotment equity securities in connection with an
offer by way of a rights issue and]: i] to ordinary
shareholders in proportion [as nearly as may be
practicable to their existing holdings; and ii] to
holders of other equity securities, as required by
the rights of those securities or, subject to such
rights, as the Directors otherwise consider necessary
 and so that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal regulatory or practical problems in, or
under the laws of, any territory or any other matter;
 and b] to the allotment of equity securities
pursuant to the authority granted by paragraph a] of
Resolution 22 and/or an allotment which constitutes
an allotment of equity securities by virtue of
Section 94(3A) of the Companies Act 1985 [in each
case otherwise than the circumstances set out in
paragraph a] of this resolution 23] up to a nominal
amount of GBP 104,702,516 calculated, in the case of
equity securities which are rights to subscribe for,
or to convert securities into, relevant shares [as
specified in the Companies Act 1985] by reference to
the aggregate nominal amount of relevant shares which
 may be allotted pursuant to such rights, [Authority
expires at the conclusion of next AGM of the Company
or 30 JUN 2010] ; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.24: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of generally and unconditionally to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 837,620,130 ordinary shares of 25p
each in the capital of the Company, at a minimum
price of 25p and not more than 105% above the average
 market value for such shares derived from the London
 Stock Exchange Daily Official List, over the
previous 5 business days; and that stipulated by
Article 5[1] of the buy-back and stabilization
regulation [EC 2273/2003]; and [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.25: Authorize the Directors to call                            ISSUER          YES          FOR               FOR
general meetings [other than an AGM] on not less than
 14 clear days' notice [Authority expires at the
earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BASF SE
  TICKER:                N/A             CUSIP:     D06216101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements of BASF SE and the BASF Group for the
financial year 2008; presentation of Management's
Analyses of BASF SE and the BASF Group for the
financial year 2008 including the explanatory reports
 on the data according to Section 289 (4) and Section
 315 (4) of the German Commercial Code; presentation
of the Report of the Supervisory Board

PROPOSAL #2.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
appropriation of profit

PROPOSAL #3.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the
Supervisory Board

PROPOSAL #4.: Adoption of a resolution giving formal                       ISSUER          YES          FOR               FOR
approval to the actions of the members of the Board
of Executive Directors

PROPOSAL #5.: Election of the auditor for the                              ISSUER          YES          FOR               FOR
financial year 2009

PROPOSAL #6.1.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Prof. Dr. Fran ois Diederich,
Zurich/Switzerland

PROPOSAL #6.2.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Michael Diekmann, Munich

PROPOSAL #6.3.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Franz Fehrenbach, Stuttgart

PROPOSAL #6.4.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Stephen K Green, London

PROPOSAL #6.5.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Max Dietrich Kley, Heidelberg

PROPOSAL #6.6.: Appointment of the members of the                          ISSUER          YES          FOR               FOR
Supervisory Board: Dr. h. c. Eggert Voscherau,
Wachenheim

PROPOSAL #7.: Adoption of a resolution on the removal                      ISSUER          YES          FOR               FOR
 of existing and the creation of new authorized
capital and amendment of the Statutes

PROPOSAL #8.: Adoption of a resolution on the                              ISSUER          YES          FOR               FOR
amendment of Article 10, No. 2 and No. 3, of the
Statutes

PROPOSAL #9.: Remuneration of the first Supervisory                        ISSUER          YES          FOR               FOR
Board of BASF SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYER AG, LEVERKUSEN
  TICKER:                N/A             CUSIP:     D07112119
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors and the
proposal for the appropriation of the distributable
profit resolution on the appropriation of the
distributable profit of EUR 1,070,080,515 as follows:
 payment of a dividend of EUR 1.40 per no-par share
the remaining amount shall be carried forward, ex-
dividend and payable date: 13 MAY 2009

PROPOSAL #2.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of the Company's share capital through the
 Stock Exchange or by way of a public repurchase
offer to all shareholders, at prices not deviating
more than 10% from the market price of the shares, on
 or before 11 NOV 2010; the shares may be acquired by
 the Company's subsidiaries or by third parties on
the Company's own account; the Board of Managing
Directors shall be authorized to dispose of the
shares in a manner other than through the Stock
Exchange or by way of a public offer to all
shareholders, at a price not materially below the
market price of the shares , for up to 10% of the
Company's share capital; the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to use the shares in
connection with mergers and acquisitions, as Employee
 shares for Employees and executives of the Company
and its affiliates, and to retire the shares, in
these cases shareholders subscription rights shall be

PROPOSAL #5.: Resolution on the conversion of bearer                       ISSUER          NO           N/A               N/A
shares into registered shares, the corresponding
amendments to the Articles of Association and the
adjustment of resolutions adopted by the shareholders
 meeting in 2008; the shares of the Bayer AG shall be
 converted from bearer into registered shares;
therefore, Section 4(1) ,(2),(3),(5) and (6) and
Section 15 (1) and (2) of the Articles of Association
 and the Resolutions under item 5A, 6A and 6B adopted
 by the shareholders meetings in 2008 shall be
amended in respect of bearer shares being replaced by
 registered shares

PROPOSAL #6.: Approval of the transmission of data by                      ISSUER          NO           N/A               N/A
 electronic means pursuant to Section 30(3) of the
Securities Trade Act and the corresponding amendment
to Section 3 of the Articles of Association

PROPOSAL #7.: Appointment of auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the interim report: PricewaterhouseCoopers AG,
Essen

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN
  TICKER:                N/A             CUSIP:     D12096109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289(4) and 315(4) of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 197,129,532.24 as follows:
 payment of a dividend of EUR 0.30 per entitled
ordinary share payment of a dividend of EUR 0.32 per
entitled preferred share EUR 116,201.60 shall be
carried for ward Ex-dividend and payable date: 15 MAY
 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Director's

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Berlin

PROPOSAL #6.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Franz M. Haniel

PROPOSAL #6.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Ms. Susanne Klatten

PROPOSAL #6.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Robert W. Lane

PROPOSAL #6.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Wolfgang Mayrhuber

PROPOSAL #6.5.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Prof. Dr.-Ing. Dr. h. c. Dr.-Ing. E. h. Joachim

PROPOSAL #6.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Stefan Quandt

PROPOSAL #6.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Juergen Strube

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own
ordinary or non-voting preferred shares of up to 10%
of its share capital at prices not deviating more
than 10% from the market price of the shares, on or
before 12 NOV 2010, the Board of Managing Director's
shall be authorized to retire the ordinary or non-
voting preferred shares and to offer non-voting
preferred shares of up to EUR 2,000,000 to employees
of the Company and its affiliates

PROPOSAL #8.: Amendment to Section 16(1)4 of the                           ISSUER          YES          FOR               FOR
Article of Association in accordance with the
implementation of the Shareholders, Rights Act [ARUG]
 in respect of the Board of Managing Director's being
 authorized to allow the audiovisual transmission of
the shareholders meeting

PROPOSAL #9.: Amendments to Section 13 of the Article                      ISSUER          YES          FOR               FOR
 of Association in respect of the provisions
concerning the Supervisory Board being adjusted, the
adjustments shall also include the authorization of
the Company to take out D+0 insurance policies for
Members of the Supervisory Board

PROPOSAL #10.: Resolution on the creation of                               ISSUER          YES          FOR               FOR
authorized capital and the correspondent amendment to
 the Article of Association, the Board of Managing
Director's shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 5,000,000 through the issue of new non-
voting preferred shares to employees of the Company
and its affiliates, on or before 13 MAY 2014

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN
  TICKER:                N/A             CUSIP:     D12096125
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Announcement of the resolution of the                        ISSUER          NO           N/A               N/A
Annual General Meeting of 14 MAY 2009 concerning
authorized capital [non-voting shares of preferred
stock] excluding the shareholders' statutory
subscription right and amendment to the Articles of
Association

PROPOSAL #2.: Special resolution of the preferred                          ISSUER          NO           N/A               N/A
stock holders on the consent to the resolution of the
 Annual General Meeting concerning authorized capital
 [non-voting shares of preferred stock] excluding the
 shareholders' statutory subscription right and
amendment to the Articles of Association in
accordance with the resolution of the Annual General
Meeting announced under item 1 of this Agenda

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN
  TICKER:                N/A             CUSIP:     D12096125
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 197,129,532.24 as follows:
 payment of a dividend of EUR 0.30 per entitled
ordinary share payment of a dividend of EUR 0.32 per
entitled preferred share EUR 116,201.60 shall be
carried forward ex-dividend and payable date: 15 MAY
2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG, Berlin

PROPOSAL #6.1.: Elect Mr. Franz M. Haniel to the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.2.: Elect Mr. Susanne Klatten to the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.3.: Elect Mr. Robert W. Lane to the                            ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.4.: Elect Mr. Wolfgang Mayrhuber to the                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.5.: Elect Prof. Dr. ING. Dr. H.C. Dr.                          ISSUER          NO           N/A               N/A
ING. E. H: Joachim Milberg to the Supervisory Board

PROPOSAL #6.6.: Elect Mr. Stefan Quandt to the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.7.: Elect Prof. Dr. Juergen Strobe to the                      ISSUER          NO           N/A               N/A
 Supervisory Board

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own ordinary
or non-voting preferred shares of up to 10% of its
share capital at prices not deviating more than 10%
from the market price of the shares, on or before 12
NOV 2010, the Board of Managing Directors shall be
authorized to retire the ordinary or non-voting
preferred shares and to offer non-voting preferred
shares of up to EUR 2,000,000 to employees of the
company and its affiliates

PROPOSAL #8.: Amendment to Section 16[1]4 of the                           ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the shareholders' rights act [ARUG]
 in respect of the Board of Managing Directors being
authorized to allow the audiovisual transmission of
the shareholders' meeting

PROPOSAL #9.: Amendments to Section 13 of the                              ISSUER          NO           N/A               N/A
Articles of Association in respect of the provisions
concerning the Supervisory Board being adjusted, the
adjustments shall also include the authorization of
the company to take out d+0 insurance policies for
Members of the Supervisory Board

PROPOSAL #10.: Resolution on the creation of                               ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the Board of managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 5,000,000 through the issue of new non-
voting preferred shares to employees of the Company
and its affiliates, on or before 13 MAY 2014,
shareholders' subscription rights shall be excluded
[authorized capital 2009, if you wish to participate
please send us your instruction no later than 06 MAY
2009, the invitation and the original agenda in
German will be sent to you via e-mail, please contact
 us if you experience problems receiving the e-mail
with the agenda attached. best regards Wenyan Wang
Bnp Paribas securities services. please be advised
that Bayerische Motoren Werke AG VZO published a
record date: 23 APR 2009 [start of business day]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEIERSDORF AG
  TICKER:                N/A             CUSIP:     D08792109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Section 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 226,800,000 as follows:
payment of a dividend of EUR 0.90 per no-par share
EUR 22,662,914 shall be allocated to the other
revenue reserves Ex-dividend and payable date: 04 MAY

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Ernst und Young AG, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares                          ISSUER          NO           N/A               N/A

PROPOSAL #7.1.: Elect Mr. Eva Eberhartinger as a                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.2.: Elect Mr. Michael Herz as a                                ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.3.: Elect Mr. Han David Thomas Holzgreve                       ISSUER          NO           N/A               N/A
as a Supervisory Board

PROPOSAL #7.4.: Elect Mr. Rolf Kunisch as a                                ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.5.: Elect Mr. Reinhard Poellath as a                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.6.: Elect Mr. Thomas Siemsen as a                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.7.: Elect Mr. Beatrice Dreyfus                                 ISSUER          NO           N/A               N/A
[Ersatzmitglied] as a Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELGACOM SA DE DROIT PUBLIC, BRUXELLES
  TICKER:                N/A             CUSIP:     B10414116
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors regarding the annual accounts

PROPOSAL #2.: Receive the Auditors reports regarding                       ISSUER          NO           N/A               N/A
annual and consolidated accounts

PROPOSAL #3.: Receive the examination of the                               ISSUER          NO           N/A               N/A
information provided by the Joint Committee

PROPOSAL #4.: Receive the examination of consolidated                      ISSUER          NO           N/A               N/A
 annual accounts

PROPOSAL #5.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
allocation of income and dividend of EUR 2.18

PROPOSAL #6.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant special discharge of Mr. Maurice                       ISSUER          NO           N/A               N/A
Lippens from Directorship, resigned on 03 OCT 2009

PROPOSAL #8.: Grant discharge to the Board of Auditors                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Elect Mr. Jozef Cornu as a Director and                      ISSUER          NO           N/A               N/A
 approve the remuneration

PROPOSAL #10.: Appoint Ernst & Young as the Auditor                        ISSUER          NO           N/A               N/A
and authorize the Board to fix their remuneration

PROPOSAL #11.: Appoint Mr. Romain Lesage as a Member                       ISSUER          NO           N/A               N/A
of the College of the Auditors

PROPOSAL #12.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELGACOM SA DE DROIT PUBLIC, BRUXELLES
  TICKER:                N/A             CUSIP:     B10414116
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors to                            ISSUER          NO           N/A               N/A
increase the share capital

PROPOSAL #2.: Approve the capital increase by means                        ISSUER          NO           N/A               N/A
of contribution in kind

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire the Company's own shares

PROPOSAL #4.: Approve the appointment and dismissal                        ISSUER          NO           N/A               N/A
of the Members of the Management Committee

PROPOSAL #5.: Approve to delete Article 50 of the                          ISSUER          NO           N/A               N/A
Articles of Association regarding the distribution to
 Employees of profits for the 2003 financial year

PROPOSAL #6.: Approve to delete Article 52 of the                          ISSUER          NO           N/A               N/A
Articles of Association regarding the transitional
mandatory nomination rights

PROPOSAL #7.: Grant powers                                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BENDIGO AND ADELAIDE BANK LTD, BENDIGO VIC
  TICKER:                N/A             CUSIP:     Q1456C110
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the Company's                        ISSUER          NO           N/A               N/A
financial report, Directors' report and report by the
 Auditor for the YE 30 JUN 2008

PROPOSAL #2.: Re-elect Mr. Kevin Osborn as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires from office under Rule
56 of the Company's Constitution

PROPOSAL #3.: Re-elect Mr. Kevin Abrahamson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires from office
under Rule 56 of the Company's Constitution

PROPOSAL #4.: Re-elect Mr. Jamie McPhee as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires from office under Rule
56 of the Company's Constitution

PROPOSAL #5.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company as set out in the annual report for the YE 30
 JUN 2008

PROPOSAL #6.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
ASX Listing Rule 7.2 Exception 9, the issue of
ordinary shares under the Employee Share Grant
Scheme, the terms and conditions as specified

PROPOSAL #7.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
ASX Listing Rule 7.2 Exception 9, the issue of
ordinary shares under the Employee Salary Sacrifice
and Deferred Share Plan, the terms and conditions as
specified

PROPOSAL #8.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
ASX listing Rule 7.2 Exception 9 and ASX Listing Rule
 10.14, the Non-Executive Director Fee Sacrifice Plan
 as specified, and the issue of securities of the
Company to Non-Executive Directors under the Non-
Executive Director Fee Sacrifice Plan

PROPOSAL #9.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
ASX Listing Rule 10.14, the issue of performance
rights and options to Executive Director, Mr. Jamie
McPhee, under the Executive Incentive Plan as
specified and any issues of ordinary shares upon the
vesting of those performance rights or exercise of

PROPOSAL #S.10: Approve to renew the current Rule                          ISSUER          YES          FOR               FOR
104, of Partial Takeover Bids, forming part of the
Company's Constitution, for a period of 3 years

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BENESSE CORPORATION
  TICKER:                N/A             CUSIP:     J0429N102
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Plan for an Incorporation-                       ISSUER          YES          FOR               FOR
Type Company Split

PROPOSAL #2.: Amend Articles to: Change Official                           ISSUER          YES          FOR               FOR
Company Name to Benesse Holdings,Inc., Expand
Business Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the YE 30 APR                       ISSUER          YES          FOR               FOR
2008, together with the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the FYE 30 APR 2008

PROPOSAL #3.: Re-elect Ms. Victoria Mitchell as a                          ISSUER          YES          FOR               FOR
Non-Executive Director, who retires by rotation

PROPOSAL #4.: Re-elect Mr. John Armitt as a Non-                           ISSUER          YES          FOR               FOR
Executive Director on his retirement following first
appointment to the Board

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company until the conclusion
of the next general meeting of the Company at which
accounts are laid

PROPOSAL #6.: Authorize the Director to agree the                          ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #S.7: Approve that the existing Articles of                       ISSUER          YES          FOR               FOR
Association of the Company be replaced by a new set
of Articles of Association as produced to this meeting

PROPOSAL #S.8: Amend, with effect from 12.01 a.m. on                       ISSUER          YES          FOR               FOR
01 OCT 2008, the new Articles of Association adopted
pursuant to the Resolution 7, by the amendments of
Articles 94 and 106 and the insertion of a new
Article 106.8, such amendments produced to this
meeting as the new Articles B

PROPOSAL #9.: Approve and adopt the amendments to the                      ISSUER          YES          FOR               FOR
 Berkeley Group Holdings PLC 2004(b) Long Term
Incentive Plan, as specified; and authorize the
Directors to do all such acts and things as they may
consider necessary or expedient to carry the same
into effect

PROPOSAL #10.: Authorize the Directors, for the                            ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [Section 80(2) of the said
Act] up to an aggregate nominal amount of GBP
4,023,307 on such terms as the Directors think fit;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2009 or 27 AUG
2009]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #11.: Authorize the Directors, for the                            ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [Section 80(2) of the said
Act] up to an aggregate nominal amount of GBP
1,066,068 as required for the purpose of satisfying
awards made under The Berkeley Group Holdings PLC
2004(b) Long Term Incentive Plan; [Authority expires
at the conclusion of 5 years]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry; this authority shall be
concurrent with and shall not increase the number of
relevant securities that may be allotted pursuant to
the authority given by way of the ordinary resolution
 of the Company passed on 25 OCT 2004 and numbered 2
in the notice of the EGM held on that date

PROPOSAL #S.12: Authorize the Directors [pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985] to allot equity
 securities [Section 94(2) of the said Act] and/or to
 sell relevant shares [Section 94(5) of the said Act]
 out of treasury, for cash, disapplying the statutory
 pre-emption rights [Section 89(1)], in connection
with the Section 80 authority referred to in
Resolution 10: i) pursuant to an offer to holder of
equity securities in the capital of the Company in
proportion [as nearly as practicable] to their
existing holdings of equity securities but subject to
 such exclusions or other arrangements in relation to
 fractional entitlements or legal or practical
problems under the laws of any territory, or
requirements of a regulatory body; and ii) up to an
aggregate nominal amount of GBP 604,103; but so that
the Company, pursuant to the power granted by that
resolution, may enter into a contract to allot equity
 securities which would or might be completed wholly

PROPOSAL #S.13: Authorize the Directors, [pursuant to                      ISSUER          YES          FOR               FOR
 Section 95 of the Companies Act 1985], to allot
equity securities [Section 94(2) of the said Act] or
to sell relevant shares [Section 94(5) of the said
Act] out of treasury, for cash, as if Section 89(1)
of the said Act did not apply to such allotment or
sale in connection with the Section 80 authority
referred to in Resolution 11

PROPOSAL #S.14: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985, to
make 1 or more market purchases [Section 163(3) of
the said Act] of Units subject to the following
restrictions and provisions: i) the maximum number of
 units authorized to be purchased is 12,082,064 and
the maximum number of shares authorized to be
purchased is 12,082,064 each of the 2010 B shares and
 ordinary shares; ii) the minimum price which may be
paid for a Unit is 10 pence and the minimum price
which may be paid for each share comprised in a Unit
as 5 pence in each case [exclusive of expenses]; iii)
 the minimum price which may be paid for A unit, and
for each share comprised in a Unit is an amount in
each case [exclusive of expenses] being not more than
 105% of the average middle market quotations for a
Unit as derived from the London Stock Exchange Daily
Official List, over the 5 business days immediately
preceding the day in which the unit is contracted to
be purchased; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009 or 27 AUG 2009]; and the Company, before the
expiry, may make a contract to purchase Units [and
the shares comprised in those Units] under this
authority before the expiry of such authority, and
may make a purchase of Units [and the shares
comprised in those Units] pursuant to any such
contract which purchase or contract would or might be
 executed wholly or partly after the expiration of
such authority; and for the purposes of this
resolution, the following definitions shall apply:
2010 B shares means the redeemable non-voting shares
of 5 pence each in the capital of the Company having
the rights As specified in the Article 7 of the
Company's Articles of Association; ordinary shares
means the ordinary shares of 5 pence each in the
capital of the Company; and Unit means a unit
comprising 1 ordinary share and, prior to their
redemption pursuant to the Article 7,8.2 or 8.3 of

PROPOSAL #15.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is a subsidiary of the Company, during the
period to which this resolution relates and pursuant
to Section 366 of the Companies Act 2006 to: i) make
donations to EU political organizations not exceeding
 GBP 50,000; and ii) incur EU political expenditure
not exceeding GBP 50,000, provided that such
donations and/or expenditure does not exceed GBP
50,000 during the period to which this resolution
relates,[Authority expires at the conclusion of the
AGM of the Company 2009]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, subject to the passing at the                         ISSUER          YES          FOR               FOR
Separate Class Meeting of the holders of 2010 B
shares, the Articles of Association

PROPOSAL #2.: Approve the 2009 remuneration policy                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Berkeley Group Holdings Plc                      ISSUER          YES          FOR               FOR
 2009 Long Term Incentive Plan

PROPOSAL #4.: Authorize the issue of equity or                             ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 317,154.15

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that the holders of the 2010 B                      ISSUER          YES          FOR               FOR
 shares sanction and consent to the passing and
carrying into effect of the first resolution
contained in the notice of the EGM of the Company
convened for 11.05 a.m., on 15 APR 2009 [as
specified]; and any effect on, or modification to,
dealing with or abrogation of the rights and
privileges attached to the 2010 B shares which will
or may results from the passing and carrying into
effect of which resolution and notwithstanding that
the passing and carrying into effect of such
resolution may affect the rights and privileges

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BG GROUP PLC
  TICKER:                N/A             CUSIP:     G1245Z108
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the dividend                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Sir David Manning                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Martin Houston                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Sir. Robert Wilson                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Frank Chapman                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Ashley Almanza                                  ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Jurgen Dormann                                  ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Approve the political donations                             ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #14.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.15: Approve the disapplication of the                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.16: Grant authority to make market                             ISSUER          YES          FOR               FOR
purchases of own ordinary shares

PROPOSAL #S.17: Amend the existing Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #S.18: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #S.19: Approve the notice periods for the                         ISSUER          YES          FOR               FOR
general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHP BILLITON LTD
  TICKER:                N/A             CUSIP:     Q1498M100
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
BHP Billiton Plc for the YE 30 JUN 2008, together
with the Directors' report and the Auditor's report
as specified in the annual report

PROPOSAL #2.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
BHP Billiton Limited for the YE 30 JUN 2008, together
 with the Directors' Report and the Auditor's Report
as specified in the annual report

PROPOSAL #3.: Re-elect Mr. Paul M. Anderson as a                           ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc, who retires by rotation

PROPOSAL #4.: Re-elect Mr. Paul M. Anderson as a                           ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited, who retires by
rotation

PROPOSAL #5.: Re-elect Mr. Don R. Argus as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Plc, in accordance with the Board's
policy

PROPOSAL #6.: Re-elect Mr. Don R. Argus as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Limited, in accordance with the
Board's policy

PROPOSAL #7.: Re-elect Dr. John G. S. Buchanan as a                        ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc, who retires by rotation

PROPOSAL #8.: Re-elect Dr. John G. S. Buchanan as a                        ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited, who retires by
rotation

PROPOSAL #9.: Re-elect Mr. David A. Crawford as a                          ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc, in accordance with the
Board's policy

PROPOSAL #10.: Re-elect Mr. David A. Crawford as a                         ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited, in accordance with
the Board's policy

PROPOSAL #11.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc, who retires by rotation

PROPOSAL #12.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited, who retires by
rotation

PROPOSAL #13.: Re-elect Dr. John M. Schubert as a                          ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc, who retires by rotation

PROPOSAL #14.: Re-elect Dr. John M. Schubert as a                          ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited, who retires by
rotation

PROPOSAL #15.: Elect Mr. Alan L. Boeckmann as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #16.: Elect Mr. Alan L. Boeckmann as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #17.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Elect Mr. Stephen Mayne as a
Director of BHP Billiton Plc

PROPOSAL #18.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Elect Mr. Stephen Mayne as a
Director of BHP Billiton Limited

PROPOSAL #19.: Elect Dr. David R. Morgan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #20.: Elect Dr. David R. Morgan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #21.: Elect Mr. Keith C. Rumble as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #22.: Elect Mr. Keith C. Rumble as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #23.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditor of BHP Billiton Plc and authorize the
Directors to agree their remuneration

PROPOSAL #24.: Approve to renew the authority and to                       ISSUER          YES          FOR               FOR
allot relevant securities [Section 80 of the United
Kingdom Companies Act 1985] conferred by the
Directors by Article 9 of BHP Billiton Plc's Articles
 of Association for the period ending on the later of
 the AGM of BHP Billiton Plc and the AGM of BHP
Billiton Limited in 2009 [provided that this
authority shall allow BHP Billiton Plc before the
expiry of this authority to make offers or agreements
 which would or might require relevant securities to
be allotted after such expiry and, notwithstanding
such expiry, the Directors may allot relevant
securities in pursuance of such offers or
agreements], and for such period the Section 80
amount [under the United Kingdom Companies Act 1985]

PROPOSAL #S.25: Approve to renew the authority and to                      ISSUER          YES          FOR               FOR
 allot equity securities [Section 94 of the United
Kingdom Companies Act 1985] for cash conferred by the
 Directors by Article 9 of BHP Billiton Plc's
Articles of Association for the period ending on the
later of the AGM of BHP Billiton Plc and the AGM of
BHP Billiton Limited in 2009 [provided that this
authority shall allow BHP Billiton Plc before the
expiry of this authority to make offers or agreements
 which would or might require equity securities to be
 allotted after such expiry and, notwithstanding such
 expiry, the Directors may allot equity securities in
 pursuance of such offers or agreements], and for
such period the Section 95 amount [under the United
Kingdom Companies Act 1985] shall be USD 55,778,030

PROPOSAL #S.26: Authorize BHP Billiton Plc, in                             ISSUER          YES          FOR               FOR
accordance with Article 6 of its Articles of
Association and Section 166 of the United Kingdom
Companies Act 1985, to make market purchases [Section
 163 of that Act] of ordinary shares of USD 0.50
nominal value each in the capital of BHP Billiton Plc
 [Shares] provided that: a) the maximum aggregate
number of shares authorized to be purchased will be
223,112,120, representing 10% of BHP Billiton Plc's
issued share capital; b) the minimum price that may
be paid for each share is USD 0.50, being the nominal
 value of such a share; c) the maximum price that may
 be paid for any share is not more than 5% the
average of the middle market quotations for a share
taken from the London Stock Exchange Daily Official
List for the 5 business days immediately preceding
the date of purchase of the shares; [Authority
expires the earlier of 22 APR 2010 and the later of
the AGM of BHP Billiton Plc and the AGM of BHP
Billiton Limited in 2009 [provided that BHP Billiton
Plc may enter into a contract or contracts for the
purchase of shares before the expiry of this
authority which would or might be completed wholly or
 partly after such expiry and may make a purchase of
shares in pursuance of any such contract or contracts]

PROPOSAL #S27.1: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 APR 2009

PROPOSAL #S27.2: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 29 MAY 2009

PROPOSAL #S27.3: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 JUN 2009

PROPOSAL #S27.4: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 31 JUL 2009

PROPOSAL #S27.5: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 SEP 2009

PROPOSAL #S27.6: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 NOV 2009

PROPOSAL #28.: Approve the remuneration report for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008

PROPOSAL #29.: Approve, for all purposes, the BHP                          ISSUER          YES          FOR               FOR
Billiton Plc Group Incentive Scheme, as amended; and
the BHP Billiton Limited Group Incentive Scheme, as
amended

PROPOSAL #30.: Approve to grant Deferred Shares and                        ISSUER          YES          FOR               FOR
Options under the BHP Billiton Limited Group
Incentive Scheme and Performance Shares under the BHP
 Billiton Limited Long Term Incentive Plan to the
Executive Director, Mr. M. J. Kloppers as specified

PROPOSAL #31.: Approve, for all purposes, including                        ISSUER          YES          FOR               FOR
for the purposes of Article 76 of the Articles of
Association of BHP Billiton Plc, that the maximum
aggregate remuneration which may be paid by BHP
Billiton Plc to all the Non-Executive Directors in
any year together with the remuneration paid to those
 Non-Executive Directors by BHP Billiton Limited be
increased from USD 3,000,000 to USD 3,800,000

PROPOSAL #32.: Approve, for all purposes, including                        ISSUER          YES          FOR               FOR
for the purposes of Rule 76 of the Constitution of
BHP Billiton Limited and ASX Listing Rule 10.17, that
 the maximum aggregate remuneration which may be paid
 by BHP Billiton Limited to all the Non-Executive
Directors in any year together with the remuneration
paid to those Non-Executive Directors by BHP Billiton
 Plc be increased from USD 3,000,000 to USD 3,800,000

PROPOSAL #S.33: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
BHP Billiton Plc, with effect from the close of this
meeting, in the manner outlined in the Appendix to
this Notice of Meeting and as set out in the amended
Articles of Association tabled by the Chair of the
meeting and signed for the purposes of identification

PROPOSAL #S.34: Amend the Constitution of BHP                              ISSUER          YES          FOR               FOR
Billiton Limited, with effect from the close of this
meeting, in the manner outlined in the Appendix to
this Notice of Meeting and as set out in the
Constitution tabled by the Chair of the meeting and
signed for the purposes of identification

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BHP BILLITON PLC
  TICKER:                N/A             CUSIP:     G10877101
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Plc

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports for BHP Billiton Limited

PROPOSAL #3.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #4.: Re-elect Mr. Paul Anderson as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #5.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Plc

PROPOSAL #6.: Re-elect Mr. Don Argus as a Director of                      ISSUER          YES          FOR               FOR
 BHP Billiton Limited

PROPOSAL #7.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #8.: Re-elect Dr. John Buchanan as a                              ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #9.: Re-elect Mr. David Crawford as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #10.: Re-elect Mr. David Crawford as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #11.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #12.: Re-elect Mr. Jacques Nasser as a                            ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #13.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Plc

PROPOSAL #14.: Re-elect Dr. John Schubert as a                             ISSUER          YES          FOR               FOR
Director of BHP Billiton Limited

PROPOSAL #15.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Plc

PROPOSAL #16.: Elect Mr. Alan Boeckmann as a Director                      ISSUER          YES          FOR               FOR
 of BHP Billiton Limited

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Plc

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: elect Mr. Stephen Mayne as a Director of
BHP Billiton Limited

PROPOSAL #19.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #20.: Elect Dr. David Morgan as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #21.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Plc

PROPOSAL #22.: Elect Mr. Keith Rumble as a Director                        ISSUER          YES          FOR               FOR
of BHP Billiton Limited

PROPOSAL #23.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of BHP Billiton Plc and authorize the Board
to determine their remuneration

PROPOSAL #24.: Grant authority to the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 277,983,328

PROPOSAL #S.25: Grant authority to the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD

PROPOSAL #S.26: Authorize 223,112,120 BHP Billiton                         ISSUER          YES          FOR               FOR
Plc ordinary shares for market purchase

PROPOSAL #S27.1: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 APR 2009

PROPOSAL #S27.2: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 29 MAY 2009

PROPOSAL #S27.3: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 JUN 2009

PROPOSAL #S27.4: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 31 JUL 2009

PROPOSAL #S27.5: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 15 SEP 2009

PROPOSAL #S27.6: Approve to reduce the share capital                       ISSUER          YES          FOR               FOR
of BHP Billiton Plc by the cancellation of all the
issued paid up shares of USD 0.50 nominal value each
held by BHP Billiton Limited on 30 NOV 2009

PROPOSAL #28.: Approve the remuneration report for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008

PROPOSAL #29.: Amend BHP Billiton Plc Group Incentive                      ISSUER          YES          FOR               FOR
 Scheme to BHP Billiton Limited Group Incentive Scheme

PROPOSAL #30.: Approve the grant of deferred shares                        ISSUER          YES          FOR               FOR
and options under the BHP Billiton Limited Group
Incentive Scheme and the grant of performance shares
under the BHP Billiton Limited Long Term Incentive
Plan to the Executive Director, Mr. Marius J Kloppers
 as specified

PROPOSAL #31.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Article
76 of the Articles of Association of BHP Billion Plc

PROPOSAL #32.: Approve, for all purposes, to increase                      ISSUER          YES          FOR               FOR
 maximum aggregate remuneration paid by BHP Billiton
Limited to all Non-Executive Directors together with
the remuneration paid to those Non- Executive
Directors by BHP Billiton Plc from USD 3,000,000 to
USD 3,800,000, including for the purposes of Rule 76
of the Constitution of BHP Billion Limited and asx
listing rule 10.17

PROPOSAL #S.33: Amend the article of association of                        ISSUER          YES          FOR               FOR
BHP Billiton Plc, with effect from the close of the
2008 AGM of BHP Billiton Limited, as specified

PROPOSAL #S.34: Amend the Constitution of BHP                              ISSUER          YES          FOR               FOR
Billiton Limited, with the effect from the close the
2008 AGM of BHP Billiton Limited, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIC(SOCIETE), CLICHY
  TICKER:                N/A             CUSIP:     F10080103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve, having considered the report                       ISSUER          YES          FOR               FOR
of the Board of Directors, the Chairman's report, the
 Auditors' report, the Company's financial statements
 for the year 2008, as presented

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the income for the FY be                            ISSUER          YES          FOR               FOR
appropriated as follows: earnings for the FY: EUR
61,194,106.04, plus retained earnings from previous
year: EUR 346,853,762.11, i.e. distributable income:
EUR 408, 047,868.15 to be allocated dividends: EUR
65,065,473.45, retained earnings: EUR 342,982,394.70,
 total equal to the distributable income: EUR
408,047,868.15; the shareholders will receive a net
dividend of EUR 1.35 per share, and will entitle to
the 40% deduction provided by the French general tax
code; this dividend will be paid on 25 MAY 2009, as
required by law, it is reminded that, for the last 3
FY, the dividends paid, were as follows: EUR 1.35 for
 FY 2007, EUR 1.30 for FY 2006, EUR 1.15 for FY 2005

PROPOSAL #O.4: Approve, after hearing the special                          ISSUER          YES          FOR               FOR
report of the Auditors on agreements Governed by
Articles L. 225-38 et sequence of the French
Commercial Code, the new agreement and acknowledges
the continuation of a previously authorized agreement
 during the current FY

PROPOSAL #O.5: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 245,000.00 to the Board of Directors

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
number of shares to be acquired: 10% of the share
capital, maximum purchase price: EUR 75.00, maximum
funds invested in the share buybacks: EUR
370,000,000.00; maximum number of shares to be
acquired: 5% of the share capital, maximum purchase
price: EUR 75.00, maximum funds invested in the share
 buybacks: EUR 185,000,000.00; [Authority is given
for an 18 month period]; this authorization
supersedes the one granted by the shareholders'
meeting of 21 MAY 2008 in its Resolution 6 and will
not be used in the event of a public offering for
shares of the Company, unless the general meeting
authorizes it, and to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #O.7: Ratify the co-optation of Mr. John                          ISSUER          YES          FOR               FOR
Glen as a Director, to replace Mr. Olivier Poupart-
Lafarge, for the remainder of Mr. Olivier Poupart-
Lafarge's term of office, who has resigned

PROPOSAL #E.8: Amend the Article 10 of the Bylaws                          ISSUER          YES          FOR               FOR
'the Board of Directors'

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Francois Bich as a Director for a 2-year period

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mrs. Marie-Pauline Chandon-Moet as a Director for a
2-y ear period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. Frederic Rostand as a Director for a 2-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. John Glen as a Director for a 3 year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mrs. Marie-Henriette Poinsot as a Director for a 3
year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
the Company M.B.D., represented by Mr. Edouard Bich
as a Director for a 3 year period

PROPOSAL #O.15: Appoint Mr. Pierre Vareille as a                           ISSUER          YES          FOR               FOR
Director for a 3-year period

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a stock repurchase plan, up to a maximum of 10% of
the share capital over a 24 month period, and to
charge the difference between the repurchase price o
f the cancelled shares and their nominal value
against the premiums and available reserves, and to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or the
75,000 shares acquired in the frame of article l.225-
208 of the French Commercial Code; [Authority is
given for an 18 month period]; and to charge the
difference between the repurchase price of the
cancelled shares and their nominal value against the
premiums and available reserves, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Amend Article 15 of the Bylaws                             ISSUER          YES          FOR               FOR
shareholders meeting

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BILLABONG INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Q1502G107
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mrs. Margaret Jackson, who                          ISSUER          YES          FOR               FOR
retires by rotation in accordance with the Article
6.3[b] of the Company's Constitution

PROPOSAL #2.: Re-elect Mr. Anthony Froggatt as a Non-                      ISSUER          YES          FOR               FOR
Executive Director, who retires in accordance with
Article 6.3[i] of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #4.: Approve and adopt the Executive                              ISSUER          YES          FOR               FOR
Performance and Retention plan, the terms and
conditions as specified, and the issue of equity
securities under the Executive Performance and
Retention Plan for all purposes, including ASX
Listing Rule 7.2, Exception 9

PROPOSAL #5.: Approve the grant of up to 629,007                           ISSUER          YES          FOR               FOR
options to Mr. Derek O'Neill pursuant to the
Billabong International Limited Executive Performance
 and Retention Plan and the issue of shares on the
exercise of those options for the purposes of ASX
Listing Rule 10.14

PROPOSAL #6.: Approve the grant of up to 524,170                           ISSUER          YES          FOR               FOR
options to Mr. Paul Naude pursuant to the Billabong
International Limited Executive Performance and
Retention Plan and the issue of shares on the
exercise of those options for the purposes of ASX
Listing Rule 10.14

PROPOSAL #7.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 10.14 to award up to 71,704 fully paid
ordinary shares, for no consideration, to Mr. Derek
O'Neill pursuant to the Billabong International
Limited Executive Performance share plan for the FYE
30 JUN 2009

PROPOSAL #8.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 10.14 to award up to 62,020 fully paid
ordinary shares, for no consideration, to Mr. Paul
Naude pursuant to the Billabong International Limited
 Executive Performance share plan for the FYE 30 JUN
2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOMERIEUX, MARCY L'ETOILE
  TICKER:                N/A             CUSIP:     F1149Y109
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
concluded by the Company and presented in the special
 report of the Statutory Auditors

PROPOSAL #O.5: Authorize the Board of Directors for                        ISSUER          YES        AGAINST           AGAINST
the Company to buy its own securities

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital by issuing shares or
warrants, within the limit of 35% of the share
capital, with maintenance of preferential
subscription rights of shareholders

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing shares or
warrants, within the limit of 35% of the share
capital, with cancellation of preferential
subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing shares or
warrants, within the limit of 10% of the share
capital, with cancellation of preferential
subscription rights, in accordance with Article
L.225-136 1st paragraph 2 of the Commercial Code,
within the framework of the issue known as 'The need

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the capital, by issuing common
shares or any warrants giving access to the capital,
with cancellation of preferential subscription
rights, within the annual limit of 20% of the
capital, through a private placement reserved to
qualified investors or to a restricted circle of

PROPOSAL #E.11: Approve the powers delegated in order                      ISSUER          YES        AGAINST           AGAINST
 to increase the capital, with cancellation of
preferential subscription rights, to remunerate
contributions of securities, within the framework of
an exchange public offer or contributions in kind on
the Company's securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of shares, securities or warrants
 to be issued in case of a capital increase, with or
without preferential subscription rights

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, premium, profits or other

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a capital increase reserved for the
employees who are members of a Company Savings Plan

PROPOSAL #E.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original or extract of this report in order to
accomplish all legal formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BKW FMB ENERGIE AG, BERN
  TICKER:                N/A             CUSIP:     H07815154
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BKW FMB ENERGIE AG, BERN
  TICKER:                N/A             CUSIP:     H07815154
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group 2008, report of
the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant Discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #5.: Elect Mr. Hartmut Geldmacher as the                          ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #6.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLUESCOPE STL LTD
  TICKER:                N/A             CUSIP:     Q1415L102
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial                         ISSUER          NO           N/A               N/A
statements and the reports of the Directors and the
Auditor for the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report [which is                      ISSUER          YES          FOR               FOR
 contained in the Directors' report] for the YE 30
JUN 2008

PROPOSAL #3.A: Re-elect Mr. Graham Kraehe as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Tan Yam Pin as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #3.C: Elect Mr. Doug Jukes as a Director,                         ISSUER          YES          FOR               FOR
who vacates office in accordance with the Company's
Constitution

PROPOSAL #4.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of ASX Listing Rule 10.14, the grant
of share rights to the Managing Director and Chief
Executive Officer, Mr. Paul O'Malley, under the Long
Term Incentive Plan as specified

PROPOSAL #5.: Approve to increase the total amount or                      ISSUER          YES          FOR               FOR
 value of the remuneration payable to Non-Executive
Directors for the purpose of rule 11.9 of the
Company's Constitution from a maximum amount of AUD
2,250,000 per annum [inclusive of superannuation
contributions] to a maximum amount of AUD 2,925,000
per annum [inclusive of superannuation contributions]

PROPOSAL #S.6: Approve to renew the proportional                           ISSUER          YES          FOR               FOR
takeover provisions in rules 6.12 to 6.16 [inclusive]
 of the Constitution for a period of 3 years
commencing immediately

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by SFPI

PROPOSAL #2.: Approve the contribution in kind of                          ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #3.: Grant authority to increase the capital                      ISSUER          YES          FOR               FOR
 of up to 10% of issued capital for future

PROPOSAL #4.: Grant authority for filing of required                       ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority for the new class of                         ISSUER          YES          FOR               FOR
preferred stock [Class B] and amend Bylaws
accordingly, subject to approval of item 2

PROPOSAL #2.: Grant authority for the issuance of                          ISSUER          YES          FOR               FOR
preferred stock [Class B] in favor of societe de
Prise de participation de 1'Etat [SPPE] for up to
aggregate nominal amount of EUR 608,064,070, subject
to approval of item 1

PROPOSAL #3.: Approve the Employee Stock Purchase Plan                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant authority for the capitalization                       ISSUER          YES          FOR               FOR
of reserves of up to EUR 1 billion for bonus issue or
 increase in par value, subject to approval of items
1 and 2

PROPOSAL #5.: Grant authority for the filing of                            ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BNP PARIBAS
  TICKER:                N/A             CUSIP:     F1058Q238
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve to accept consolidated                              ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.00 per Share

PROPOSAL #O.4: Approve the Auditors' Special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Grant authority repurchase of up to                         ISSUER          YES          FOR               FOR
10% issued share capital

PROPOSAL #O.6: Re-elect Mr. Claude Bebear as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.7: Re-elect Mr. Jean-Louis Beffa as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Denis Kessler as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.9: Re-elect Mr. Laurence Parisot as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #E.11: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
98,529,695 Fortis Banque shares by Societe Federale
de Participations et d'Investissement [SFPI]

PROPOSAL #E.12: Approve the contribution in kind of                        ISSUER          YES          FOR               FOR
263,586,083 Fortis Banque Luxembourg shares by Grand
Duchy of Luxembourg

PROPOSAL #E.13: Grant authority the capital increase                       ISSUER          YES          FOR               FOR
of up to 10% of issued capital for future acquisitions

PROPOSAL #E.14: Approve the changes in the procedures                      ISSUER          YES          FOR               FOR
 for B shares-Corresponding amendments to the
Articles of Association

PROPOSAL #E.15: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.16: Grant authority the filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOC HONG KONG HLDGS LTD
  TICKER:                N/A             CUSIP:     Y0920U103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
statement of accounts and the reports of the
Directors and the Auditors of the Company for the YE

PROPOSAL #2.A: Re-elect Mr. XIAO Gang as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.B: Re-elect Mr. LI Zaohang as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.C: Re-elect Mr. ZHOU Zaiqun as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #2.D: Re-elect Mr. KOH Beng Seng as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.E: Re-elect Mr. TUNG Savio Wai-Hok as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors or a duly authorized Committee of the
Board to determine their remuneration

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
allot, issue and deal with additional shares of the
Company, not exceeding 20% or, in the case of issue
of shares solely for cash and unrelated to any asset
acquisition, not exceeding 5% of the of the issued
share capital of the Company as at the date of
passing this Resolution

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
repurchase shares in the Company, not exceeding 10%
of the issued share capital of the Company as at the
date of passing this Resolution

PROPOSAL #6.: Approve, conditional on the passing of                       ISSUER          YES        AGAINST           AGAINST
Resolutions 4 and 5, to extend the general mandate
granted by Resolution 4 by adding thereto the shares
repurchased pursuant to the general mandate granted
by Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BORAL LTD NEW
  TICKER:                N/A             CUSIP:     Q16969109
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
YE 30 JUN 2008

PROPOSAL #2.: Elect Mr. Paul Rayner as a Director,                         ISSUER          YES          FOR               FOR
who retires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOUYGUES, PARIS
  TICKER:                N/A             CUSIP:     F11487125
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the accept consolidated                             ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.60 per share

PROPOSAL #O.4: Receive the Auditors special report                         ISSUER          YES        AGAINST           AGAINST
regarding related party transactions

PROPOSAL #O.5: Re-elect Mr. Martin Bouygues as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.6: Re-elect Mr. Francis Bouygues as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.7: Re-elect Mr. Pierre Barberis as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.8: Re-elect Mr. Francois Bertiere as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.9: Re-elect Mr. Georges Chodron De                             ISSUER          YES        AGAINST           AGAINST
Courcel as a Director

PROPOSAL #O.10: Re-appoint Ernst and Young audit as                        ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #O.11: Appoint Auditex as the Alternate                           ISSUER          YES          FOR               FOR
Autditor

PROPOSAL #O.12: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued share capital

PROPOSAL #E.13: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 150
million

PROPOSAL #E.15: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 4 billion for
 bond issue or increase in par value

PROPOSAL #E.16: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 150
million

PROPOSAL #E.17: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholders vote under items
 14 and 16

PROPOSAL #E.18: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price for 10% of issued capital per year pursuant to
issue authority without preemptive rights

PROPOSAL #E.19: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase up to 10% of issued capital for future
acquisitions

PROPOSAL #E.20: Grant authority for the capital                            ISSUER          YES        AGAINST           AGAINST
increase up to aggregate nominal amount of EUR 150
million for future exchange offers

PROPOSAL #E.21: Approve the employee Stock Purchase                        ISSUER          YES        AGAINST           AGAINST
Plan

PROPOSAL #E.22: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity upon conversion of a subsidiary equity-linked
securities up to EUR 150 million

PROPOSAL #E.23: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt up to an aggregate amount of
EUR 5 billion

PROPOSAL #E.24: Authorize the Board to issue free                          ISSUER          YES        AGAINST           AGAINST
warrants with preemptive rights during a public
tender offer

PROPOSAL #E.25: Approve to allow the Board to use all                      ISSUER          YES        AGAINST           AGAINST
 outstanding capital authorizations in the event of a
 public tender

PROPOSAL #E.26: Grant authority for filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BP P L C
  TICKER:                N/A             CUSIP:     G12793108
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. A. Burgmans  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mrs. C. B. Carroll as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir William Castell  as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. I. C. Conn  as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. G. David as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. E. B. Davis  as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. R. Dudley  as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. D. J. Flint as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Re-elect Dr. B. E. Grote  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect Dr. A. B. Hayward   as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.: Re-elect Mr. A. G. Inglis  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #14.: Re-elect Dr. D. S. Julius  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #15.: Re-elect Sir Tom McKillop  as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #16.: Re-elect Sir Ian Prosser  as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #17.: Re-elect Mr. P. D. Sutherland as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint Ernst & Young LLP as the                         ISSUER          YES          FOR               FOR
Auditors from the conclusion of this meeting until
the conclusion of the next general meeting before
which accounts are laid and to authorize the
Directors to fix the Auditors remuneration

PROPOSAL #S.19: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 163[3] of the Companies Act 1985, to
make market purchases [Section 163[3]] with nominal
value of USD 0.25 each in the capital of the Company,
 at a minimum price of USD 0.25 and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 AGM of the Company in 2010 or 15 JUL 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #20.: Authorize the Directors by the                              ISSUER          YES          FOR               FOR
Company's Articles of Association to allot relevant
securities up to an aggregate nominal amount equal to
 the Section 80 Amount of USD 1,561 million, ;
[Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010]

PROPOSAL #S.21: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 89 of the Companies Act 1985, to allot equity
 securities [Section 89] to the allotment of equity
securities: a) in connection with a rights issue; b)
up to an aggregate nominal amount of USD 234 million;
 [Authority expires the earlier of the conclusion of
the next AGM in 2010 of the Company or 15 JUL 2010];

PROPOSAL #S.22: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meeting of the Company by notice of at least
14 clear days

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRAMBLES LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q6634U106
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          YES          FOR               FOR
Directors' report and Auditors' report for Brambles
for the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for                            ISSUER          YES          FOR               FOR
Brambles for the YE 30 JUN 2008

PROPOSAL #3.: Elect Ms. Mary Elizabeth Doherty as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles

PROPOSAL #4.: Re-elect Mr. Anthony Grant Froggatt as                       ISSUER          YES          FOR               FOR
a Director to the Board of Brambles, who retires by
rotation

PROPOSAL #5.: Re-elect Mr. David Peter Gosnell as a                        ISSUER          YES          FOR               FOR
Director to the Board of Brambles, who retires by
rotation

PROPOSAL #6.: Re-elect Mr. Michael Francis Ihlein as                       ISSUER          YES          FOR               FOR
a Director to the Board to Brambles, who retires by
rotation

PROPOSAL #7.: Approve the Brambles Myshare plan, for                       ISSUER          YES          FOR               FOR
all purposes, including for the purpose of Australian
 Securities Exchange Listing Rule 7.2 exception 9,
the principal terms of which are as specified, and
the issue of shares under that plan

PROPOSAL #8.: Approve, for all purposes, including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 10.14, the participation by Mr. Michael
Francis Ihlein until 25 NOV 2011 in the Brambles
Myshare Plan in the manner as specified

PROPOSAL #9.: Approve, for all the purposes,                               ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Ms.
 Mary Elizabeth Doherty until 25 NOV 2011 in the
Brambles Myshare Plan in the manner as specified

PROPOSAL #10.: Approve, for all purposes including                         ISSUER          YES          FOR               FOR
for the purpose of Australian Securities Exchange
Listing Rule 7.2 exception 9, the Brambles 2006
performance share plan, as amended in the manner as
specified [the Amended Performance Share Plan] and
the issue of shares under the Amended Performance

PROPOSAL #11.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, the participation by Mr.
 Michael Francis Ihlein until 25 NOV 2011 in the
Amended Performance Share Plan in the manner as
specified

PROPOSAL #12.: Approve, for all the purposes,                              ISSUER          YES          FOR               FOR
including for the purpose of Australian Securities
Exchange Listing Rule 10.14, Ms. Mary Elizabeth
Doherty until 25 NOV 2011 in the Amended Performance
Share Plan in the manner as specified

PROPOSAL #S.13: Amend the Brambles Constitution as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #14.: Authorize the Brambles to conduct on                        ISSUER          YES          FOR               FOR
market buy backs of its shares in the 12 month period
 following the approval of this resolution, provided
that the total number of shares bought back on
market, during that period does not exceed
138,369,968, being 10% of the total shares on issue
Brambles as at 08 SEP 2008 and the purchase price
under any such on market buy back does not exceed the
 maximum set by Australian Securities Exchange

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRIDGESTONE CORPORATION
  TICKER:                N/A             CUSIP:     J04578126
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Retirement Allowance for                              ISSUER          YES          FOR               FOR
Retiring Corporate Officers, and Payment of Accrued
Benefits associated with Abolition of Retirement
Benefit System for Current Corporate Officers

PROPOSAL #6: Approve Payment of Bonuses to Directors                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7: Authorize Use of Compensation-based                           ISSUER          YES          FOR               FOR
Stock Options to Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRISA AUTO ESTRADAS DE PORTUGAL SA, SAO DOMINGOS D
  TICKER:                N/A             CUSIP:     X07448107
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to deliberate on the management                      ISSUER          NO           N/A               N/A
 report and accounts relating to 2008

PROPOSAL #2.: Approve to deliberate on the                                 ISSUER          NO           N/A               N/A
consolidated management report and consolidated
accounts relating to 2008

PROPOSAL #3.: Approve to deliberate on the proposal                        ISSUER          NO           N/A               N/A
for the appropriation of net profit and reserves
distribution relating to 2008

PROPOSAL #4.: Approve to appraise, in general terms,                       ISSUER          NO           N/A               N/A
the Company's management and control during 2008

PROPOSAL #5.: Approve to deliberate on the purchase                        ISSUER          NO           N/A               N/A
and sale of own shares

PROPOSAL #6.: Approve to appraise the statement of                         ISSUER          NO           N/A               N/A
the Remuneration Committee on the remuneration policy
 of the management and audit bodies

PROPOSAL #7.: Approve to appraise the statement of                         ISSUER          NO           N/A               N/A
the Board of Directors on the criteria and main
parameters guiding the performance appraisal of the

PROPOSAL #8.: Ratify the designation of the President                      ISSUER          NO           N/A               N/A
 of the Audit Board and the election of an alternate
member for the current term

PROPOSAL #9.: Approve to appraise of the 2008                              ISSUER          NO           N/A               N/A
sustainability report

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AIRWAYS PLC, HARMONDSWORTH
  TICKER:                N/A             CUSIP:     G14980109
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a Dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Willie Walsh                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Maarten Van Den Bergh                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Baroness Kingsmill                              ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Ken Smart                                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Baroness Symons                                 ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint the Auditor                                       ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the remuneration of the Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the EU political expenditure                        ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the allotment of Shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve the disapplication of Pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.14: Approve the purchase of own shares                         ISSUER          YES          FOR               FOR

PROPOSAL #S.15: Adopt New Articles                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH AMERN TOB PLC
  TICKER:                N/A             CUSIP:     G1510J102
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the receipt of the 2008 report                         ISSUER          YES          FOR               FOR
and accounts

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend for 2008                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #6.1: Re-appoint Mr. Paul Adams as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Re-appoint Mr. Jan Du Plessis as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Re-appoint Mr. Robert Lerwill as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-appoint Sir Nicholas Scheele as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. Gerry Murphy as a                             ISSUER          YES          FOR               FOR
Director since the last AGM

PROPOSAL #8.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.9: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #11.: Grant authority to make donations to                        ISSUER          YES          FOR               FOR
political organizations and to incur political
expenditure

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.13: Adopt the new Article of Associations                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH ENERGY GROUP PLC, LIVINGSTON
  TICKER:                N/A             CUSIP:     G1531P152
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Mr. Robert Walvis as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. Ian Harley as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. David Pryde as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. Adrian Montague as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #7.: Authorize the Audit Committee to set                         ISSUER          YES          FOR               FOR
the fees paid to the Auditor

PROPOSAL #8.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration Committee                           ISSUER          YES          FOR               FOR
report
PROPOSAL #s.10: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of British Energy Group Plc with effect from the end
 of the AGM

PROPOSAL #s.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #s.12: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre-emption rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH LAND CO PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G15540118
  MEETING DATE:          7/11/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited accounts for the YE 31 MAR 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
MAR 2008

PROPOSAL #3.: Re-elect Mr. Stephen Hester as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. Graham Roberts as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #7.: Approve the remuneration report, as                          ISSUER          YES          FOR               FOR
specified

PROPOSAL #8.: Approve to renew the Directors'                              ISSUER          YES          FOR               FOR
authority to allot unissued share capital or
convertible securities of the Company, granted by
shareholders on 13 JUL 2007 pursuant to Section 80 of
 the Companies Act 1985

PROPOSAL #s.9: Approve to waive the pre-emption                            ISSUER          YES          FOR               FOR
rights held by existing shareholders which attach to
future issues of equity securities of Company for
cash by virtue of Section 89 of the Companies Act 1985

PROPOSAL #s.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares pursuant to the Articles of Association
of the Company and in accordance with Section 166 of
the Companies Act 1985

PROPOSAL #s.11: Amend Articles of Association as a                         ISSUER          YES          FOR               FOR
consequence of the Companies Act 2006

PROPOSAL #S.12: Amend Articles of Association,                             ISSUER          YES          FOR               FOR
conditional upon special resolution 11 and the coming
 into force of Section 175 of the Companies Act 2006
[expected to be 01 OCT 2008] and pursuant to special
resolution 11 and authorize the Directors to approve
direct or indirect interests that conflict, or may
conflict, with the Company's interest

PROPOSAL #13.: Approve the The British Land Company                        ISSUER          YES          FOR               FOR
Fund Managers' Performance Plan

PROPOSAL #14.: Approve, conditional upon the passing                       ISSUER          YES          FOR               FOR
of resolution 13, the operation of the The British
Land Company Fund Managers' Performance plan, as
amended, with effect from the start of the FY
commencing 01 APR 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH LAND CO PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G15540118
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to Resolutions 2 and 3                      ISSUER          YES          FOR               FOR
 being passed, to increase the authorized share
capital of the Company from 800,000,000 to
887,000,000 by the creation of an additional
87,000,000 ordinary shares of 25 pence each in the
capital of the Company having the rights and
privileges and being subject to the restrictions
contained in the Articles of Association of the
Company and ranking pari passu in all respects with
the existing ordinary shares of 25 pence each in the

PROPOSAL #2.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
Resolutions 1 and 3 being passed, to allot relevant
securities [as specified in the Companies Act 1985],
up to an aggregate nominal amount of GBP 85,218,397
[equivalent to 340,873,589 ordinary shares of 25
pence each in the capital of the Company] in
connection with the rights issue [as specified]; and
up to an aggregate nominal amount GBP 71,015,330
[equivalent to 284,061,323 ordinary shares of 25
pence each in the capital of the Company]; [Authority
 expires at until the end of the next AGM of the
Company] and the Board may allot relevant securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
Resolutions 1 and 2 being passed, to allot equity
securities [as specified in the Companies Act 1985]
for cash under the authority given by the preceding
Resolution, free of the restriction in Section 89(1)
of the Companies Act 1985, such power is limited to
the allotment of equity securities: [a] in connection
 with the rights issue [as specified] and the
Directors are directed to implement the rights issue
on the basis as specified and generally and
unconditionally to exercise all the powers of the
Company to the extent the Directors determine
necessary to implement the rights issue; and [b]
otherwise than in connection with the rights issue
[as specified], up to an aggregate nominal amount of
GBP 10,793,127 [equivalent to 43,172,510 ordinary
shares of 25 pence each in the capital of the
Company]; [Authority expires at until the end of the
next AGM of the Company], and the Board may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.4: Authorize the Directors, to offer any                       ISSUER          YES          FOR               FOR
holders of ordinary shares of 25 pence each in the
capital of the Company the right to elect to receive
ordinary shares of 25 pence each in the capital of
the Company, credited as fully paid, instead of cash
in respect of the whole [or some part, to be
determined by the Directors] of any dividend declared
 during the period starting the date of this
Resolution and ending at the beginning of the 5th AGM
 of the Company next following the date of this
Resolution and shall be permitted to do all acts and
things required or permitted to be done in Article
154 of the Articles of Association of the Company,
and the number of new ordinary shares of 25 pence
each in the capital of the Company that are received
instead of cash in respect of the whole [or some
part, to be determined by the Directors] of any
dividend may be such that their relevant value
exceeds such cash amount [disregarding any tax
credit] of the dividend that such holders of ordinary
 shares of 25 pence each in the capital of the
Company elect to forgo by up to 5% for these purposes
 the relevant value has the same meaning and is
calculated in the same manner as in Article 154(B) of
 the Articles of Association of the Company;
[Authority expires at a period of 5 years from the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRITISH SKY BROADCASTING GROUP PLC
  TICKER:                N/A             CUSIP:     G15632105
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 30 JUN 2008, together with the report of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 30                       ISSUER          YES          FOR               FOR
JUN 2008

PROPOSAL #3.: Re-appoint Mr. Andrew Griffith as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. Daniel Rimer as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint Mr. David Evans as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Allan Leighton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. James Murdoch as a                            ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #8.: Re-appoint Mr. Lord Wilson of Dinton as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #9.: Re-appoint Mr. David F. Devoe as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Re-appoint Mr. Arthur Siskind as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-appoint Deloitte & Touche LLP as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to agree their remuneration

PROPOSAL #12.: Approve the report on Directors                             ISSUER          YES          FOR               FOR
remuneration for the YE 30 JUN 2008

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations and incur
political expenditure

PROPOSAL #14.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares under Section 80 of the Companies Act 1985

PROPOSAL #S.15: Approve to disapply Statutory Pre-                         ISSUER          YES          FOR               FOR
Emption Rights

PROPOSAL #16.: Approve to increase the maximum                             ISSUER          YES          FOR               FOR
aggregate fees permitted to be paid to Non-Executive
Directors for their services in the office of Director

PROPOSAL #S.17: Approve and adopt new Articles of                          ISSUER          YES          FOR               FOR
Association

PROPOSAL #18.: Approve the 2008 Long-Term Incentive                        ISSUER          YES          FOR               FOR
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BROTHER INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     114813108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BT GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G16612106
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Hanif Lalani as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Carl Symon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Sir. Michael Rake as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Mr. Gavin Patterson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. J. Eric Daniels as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect Mr. Rt. Hon Patricia Hewitt MP as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #10.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Authorize to allot shares                                   ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Authorize to allot shares for cash                         ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Authorize to purchase own shares                           ISSUER          YES          FOR               FOR

PROPOSAL #15.: Authorize the political donation                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BULGARI S P A
  TICKER:                N/A             CUSIP:     T23079113
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors and the Auditors,
Independent Auditors report, distribution of profits
and consolidated financial statement at 31 DEC 2008,
any adjournment thereof

PROPOSAL #2.: Grant authority to buy back proposal,                        ISSUER          NO           N/A               N/A
any adjournment thereof

PROPOSAL #3.: Approve the report concerning the                            ISSUER          NO           N/A               N/A
Government of a Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUNZL PLC
  TICKER:                N/A             CUSIP:     G16968110
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consideration of accounts                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint Mr. A. J. Habgood as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. B. M. May as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. C. A. Banks as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. P. W. Johnson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint and remuneration of the                           ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the Scrip Dividend Scheme                            ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to allot unissued                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #S.11: Grant authority to allot shares for                        ISSUER          YES          FOR               FOR
cash

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve the notice of general meetings                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve electronic communications                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BURBERRY GROUP PLC
  TICKER:                N/A             CUSIP:     G1699R107
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts for the                       ISSUER          YES          FOR               FOR
YE 31 MAR 2008 and the reports of the Directors and
Auditors theron

PROPOSAL #2.: Approve the report on Directors                              ISSUER          YES          FOR               FOR
remuneration for the YE 31 MAR 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Stacey Cartwright as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. Philip Bowman as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #7.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #8.: Authorize political donations and                            ISSUER          YES          FOR               FOR
expenditure by the Company, and all Companies that
are its subsidiaries

PROPOSAL #S.9: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own ordinary shares

PROPOSAL #S.10: Approve to renew the Directors                             ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.11: Approve to renew the Directors                             ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.12: Approve to cancel the unissued                             ISSUER          YES          FOR               FOR
1,600,000,000 preference shares of 0.05p each in the
authorized share capital of the Company

PROPOSAL #S.13: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUREAU VERITAS REGISTRE INTERNATIONAL DE CLASSIFIC
  TICKER:                N/A             CUSIP:     F96888114
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the charges and expenses                            ISSUER          YES          FOR               FOR
incurred under Article 39-4 of the General Tax Code

PROPOSAL #O.3: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.4: Approve the Distribution of profits,                        ISSUER          YES          FOR               FOR
fixation of dividends

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-86 of the Commercial Code and the
special report of the Statutory Auditors

PROPOSAL #O.6: Approve the commitment made by the                          ISSUER          YES          FOR               FOR
Company in respect of Mr. Donche-Gay

PROPOSAL #O.7: Ratify the appointment of Mr. Stephane                      ISSUER          YES          FOR               FOR
 Bacquaert as a Supervisory Member, replacing Mr.
Yves Moutran

PROPOSAL #O.8: Ratify the appointment of Mr. Frederic                      ISSUER          YES          FOR               FOR
 Lemoine as a Supervisory Member, replacing Jean-
Bernard Lafonta

PROPOSAL #O.9: Ratify the Company's headquarters                           ISSUER          YES          FOR               FOR
relocation

PROPOSAL #E.10: Approve the modification of the                            ISSUER          YES          FOR               FOR
administration and management method of the Company
by adopting the formula to the Board of Directors
subject to the adoption of the eleventh resolution

PROPOSAL #E.11: Adopt the new Company's Statutes                           ISSUER          YES          FOR               FOR
subject to the adoption of the tenth resolution above

PROPOSAL #E.12: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to decide the issue, with maintenance of
preferential subscription rights, of common shares
and/or securities giving immediately and/or
ultimately to the Company's debt securities

PROPOSAL #E.13: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to decide the issue, by public offer or private
placement, with cancellation of preferential
subscription rights, of common shares and/or
securities giving immediately and/or ultimately to
the Company's debt securities

PROPOSAL #E.14: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to increase, in case of excess demand, the amount of
 the issue made with maintenance or cancellation of
preferential subscription rights of shareholders,
pursuant to the 12th and 13th resolutions

PROPOSAL #E.15: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to increase the share capital by issuing common
shares and/or securities giving access immediately or
 ultimately to the Company's common shares with
cancellation of preferential subscription rights for
the benefit of a Company savings plan's Members

PROPOSAL #E.16: Grant Authority in order to freely                         ISSUER          YES          FOR               FOR
allocate shares for the benefit of the employees
staff members of non-French subsidiaries and/or of
Corporate Managers of Group's Companies as part of
the offer reserved for the Members of a Company
savings plan under the 15th resolution, or the offer
reserved for specific categories of beneficiaries
under the 17th resolution

PROPOSAL #E.17: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to carry out a capital increase, with cancellation
of preferential subscription rights of shareholders,
reserved for certain categories of beneficiaries

PROPOSAL #E.18: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to decide a capital increase by incorporation of
premiums, reserves, profits or any other amounts
whose capitalization is accepted

PROPOSAL #E.19: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to decide the issue of common shares and/or
securities giving access immediately and/or
ultimately to the Company's common shares, within the
 limit of 10% of the capital, to remunerate
contributions in kind granted to the Company

PROPOSAL #E.20: Approve the powers delegated in order                      ISSUER          YES          FOR               FOR
 to increase the share capital by issuing common
shares and/or securities giving access immediately
and/or ultimately to the Company's common shares to
remunerate contributions of securities affected
through an exchange public offer initiated by the
Company

PROPOSAL #E.21: Grant authority to reduce the share                        ISSUER          YES          FOR               FOR
capital by cancellation of all or part of the
Company's shares acquired within the framework of any
 shares buyback program

PROPOSAL #E.22: Authorize the Board of Directors, to                       ISSUER          YES          FOR               FOR
grant Company's shares subscription or purchase
options in force today and granted to the Executive
Board under the 24th resolution adopted by the
Ordinary and Extraordinary General Assembly of
shareholders of 18 JUN 2007

PROPOSAL #E.23: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
order to freely allocate shares for the benefit of
the employees and/or Corporate managers of the
Company and its subsidiaries in force at that date
and granted to Executive Board under the 25th
resolution adopted by the Ordinary and Extraordinary
General Assembly of shareholders of 18 JUN 2007

PROPOSAL #E.24: Powers for formalities                                     ISSUER          YES          FOR               FOR

PROPOSAL #O.25: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.26: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.27: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.28: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.29: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.30: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.31: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.32: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.33: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.34: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.35: Approve the attendance allowances                          ISSUER          YES          FOR               FOR
allocated to the Board Members

PROPOSAL #O.36: Grant authority, in order to allow                         ISSUER          YES        AGAINST           AGAINST
the Company to act on its own shares

PROPOSAL #O.37: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CABLE & WIRELESS PUB LTD CO
  TICKER:                N/A             CUSIP:     G17416127
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Group accounts for the FYE                       ISSUER          YES          FOR               FOR
31 MAR 2008 and the reports of the Directors and the
Auditor thereon

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008 as contained within the
 annual report

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
MAR 2008

PROPOSAL #4.: Re-elect Mr. Richard Lapthorne as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. George Battersby as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Ms. Kate Nealon as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tony Rice as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Ms. Agnes Touraine as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditor of the Company

PROPOSAL #10.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
Auditor's remuneration

PROPOSAL #11.: Authoirze the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities in accordance with Article 10 of
the Article 10 of the Company's Articles of
Association shall apply until 17 OCT 2009, and for
that period the Section 80 amount shall be GBP
207,654,721; all previous authorities under Article
10(B) are revoked, subject to Article 10(D)

PROPOSAL #S.12: Authorize the Directors, to allot                          ISSUER          YES          FOR               FOR
equity securities for cash in accordance with Article
 10 of the Company's Article of Association shall
apply until 17 OCT 2009, and for that period the
Section 89 amount shall be GBP 31,791,031; all
previous authorities under Article 10(C) aare
revoked, subject to Article 10(D)

PROPOSAL #13.: Authorize the Directors to exercise                         ISSUER          YES          FOR               FOR
the power contained in Article 132 of the Articles of
 Association of the Company to extent determined by
the Directors, the holders of ordinary shares be
permitted to elect to receive new ordinary shares in
the capital of the Company credited as fully paid,
instead of all or part of any dividend decalred or
paid on ordinary shares of the Company (b) to
capitalise the appropriate nominal amount of
additional ordinary shares falling to be allotted
pursuant to elections made as aforesaid out of the
amount standing to the credit of the reserves of the
Company, to apply such sum in paying up such ordinary
 shares and to allot such ordinary shares to memebers
 of the Company validly making such election
[Authority expires at the date of passing of this
resolution or earlier of 17 JUL 2013 and the AGM in

PROPOSAL #S.14: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for and to the exclusion
of the existing Articles of Association produced to
the meeting initialled by the Chairman of the meeting
 for the purpose of identification

PROPOSAL #S.15: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Companies Act 1985]
 of up to 249 million ordinary shares of 25p each in
the capital of the Company, at a minimum price of 25p
 and not more than 5% over the average middle market
value for such shares derived from the London Stock
Exchange Daily Official List, for the 5 business days
 preceding the date of purchase; and the price
stipulated by Article 5(1) of the buyback and
Stabilisation Regulations [EC No. 2273/2003];
[Authority expires the earlier of the conclusion of
the AGM of the Company in 2009 or 17 OCT 2009]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #16.: Authorize the Company and all Company                       ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company
during the period to which this resolution, in
accordance to make a) political donations to
political parties or independent election candidates
not exceeding GBP 100,000 in total b) political
donations to political organization other than
political parties not exceeding GBP 100,000 in total
and c) to incur political expenditure not exceeding
GBP 100,000 in total; [Authority expires at the date
of passing of this resolution or earlier of 17 JUL
2012 and the AGM in 2012] and referred to in
resolution (a), (b), (c) may be comprised of one or
more amounts in different currencies shall be
converted into pounds sterling at the exchange rate
published in the London edition of the financial
times on the day on which relevant donations is made
or expenditure incurred or, if earlier, on the day on
 which the Company enters into any contract or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CADBURY PLC
  TICKER:                N/A             CUSIP:     G1843B107
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 financial statements                        ISSUER          YES          FOR               FOR
and the Directors' and Auditors' reports

PROPOSAL #2.: Declare and approve the final dividend                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
Report

PROPOSAL #4.: Re-elect Mr. Roger Carr as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Todd Stitzer as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Baroness Hogg as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Mr. Colin Day as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Andrew Bonfield as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
Auditors' fees

PROPOSAL #11.: Authorize the Directors to make                             ISSUER          YES          FOR               FOR
political donations and to incur political expenditure

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
further shares

PROPOSAL #S.13: Approve to disapply pre-emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.15: Grant authority for the convening of                       ISSUER          YES          FOR               FOR
general meetings at 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAIRN ENERGY PLC
  TICKER:                N/A             CUSIP:     G17528236
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report contained in reports and accounts

PROPOSAL #3.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #4.: Appoint Mr. Lain McLaren as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Dr. James Buckee as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Todd Hunt as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Dr. Mike Watts as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Phil Tracy as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Hamish Grossart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Authorize the Company to allot                              ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #S.11: Authorize the Company to allot equity                      ISSUER          YES          FOR               FOR
 securities or sell treasury shares pursuant to
Section 95 of the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of the ordinary share capital of the Company

PROPOSAL #S.13: Authorize the Company to hold EGM on                       ISSUER          YES          FOR               FOR
14 clear days notice

PROPOSAL #14.: Adopt the Cairn Energy PLC Long Term                        ISSUER          YES          FOR               FOR
Incentive Plan 2009

PROPOSAL #15.: Adopt the Cairn Energy PLC approved                         ISSUER          YES          FOR               FOR
Share Option Plan 2009

PROPOSAL #16.: Adopt the Cairn Energy PLC unapproved                       ISSUER          YES          FOR               FOR
Share Option Plan 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CALTEX AUSTRALIA LTD
  TICKER:                N/A             CUSIP:     Q19884107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: The Chairman will present an incident                        ISSUER          NO           N/A               N/A
free operations topic to the meeting

PROPOSAL #2.: The Chairman and the Managing Director                       ISSUER          NO           N/A               N/A
and Chief Executive Officer will make presentation to
 shareholders

PROPOSAL #3.: The Chairman will discuss key issues                         ISSUER          NO           N/A               N/A
raised prior to the meeting and will invite questions
 and comment from shareholders regarding on these key
 issues

PROPOSAL #4.: The financial report, the Directors'                         ISSUER          NO           N/A               N/A
report and the Auditor's report for Caltex Australia
Limited [and the Caltex Australia Group] for the YE
31 DEC 2008 will be laid before the meeting

PROPOSAL #5.: Adopt the remuneration report [which                         ISSUER          YES          FOR               FOR
forms part of the Directors' report] for Caltex
Australia Limited [and the Caltex Australia Group]
for the YE 31 DEC 2008

PROPOSAL #6.A: Re-elect Ms. Elizabeth Bryan as a                           ISSUER          YES          FOR               FOR
Director, in accordance with, and on the terms as
specified in the Company's Constitution

PROPOSAL #6.B: Re-elect Mr. Trevor Bourne as a                             ISSUER          YES          FOR               FOR
Director, in accordance with, and on the terms as
specified in the Company's Constitution

PROPOSAL #6.C: Re-elect Ms. Colleen Jones-Cervantes                        ISSUER          YES          FOR               FOR
as a Director, in accordance with, and on the terms
as specified in the Company's Constitution

PROPOSAL #7.: Questions and Comments                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANON INC.
  TICKER:                N/A             CUSIP:     J05124144
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions, Approve Minor Revisions Related to the
Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

PROPOSAL #5: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options, and Authorize Use of Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANON MARKETING JAPAN INC.
  TICKER:                N/A             CUSIP:     J05166111
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Corporate Officers

PROPOSAL #6.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAP GEMINI SA, PARIS
  TICKER:                N/A             CUSIP:     F13587120
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Board of Directors                              ISSUER          YES          FOR               FOR
Management report and the Auditors' report, the
Company's financial statements for the year ending in
 2008, as presented, showing an income of EUR
259,605,166.47 accordingly; grant discharge to the
Board of Directors for the performance of its duties
during the said FY

PROPOSAL #O.2: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors' Management report and the Auditors'
report, the consolidated financial statements for the
 said FY, in the form presented to the meeting
showing income [group share] of EUR 451,000,000.00

PROPOSAL #O.3: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors, acknowledges that no agreement governed by
the Article L.225-38 of the French Commercial Code
was concluded during the last FY

PROPOSAL #O.4: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 259,605,166.47, to the legal reserve: EUR
335,542.40, i.e., a balance available for
distribution: EUR 259,269,624.07, retained earnings
from previous year: EUR 537,846,405.48, i.e.,
distributable income: EUR 797,116,029.55, allocated
to: global dividends: EUR 145,844,938.00, other
reserves: EUR 350,000,000.00, retained earnings: EUR
301,271,091.55, which corresponds to a total amount:
EUR 797,116,029.55 the shareholders will receive a
net dividend of EUR 1.00 for each of the 145,844,938
shares, and will entitle to the 40% deduction
provided by the French Tax Code; this dividend will
be paid on 11 MAY 2009 as required by Law

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Daniel Bernard as a Director for a 4-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Thierry De Montbrial as a Director for a 4-year

PROPOSAL #O.7: Appoint Mr. Bernard Liautaud as a                           ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.8: Appoint Mr. Pierre Pringuet as a                            ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market, to
the conditions described below: maximum purchase
price: EUR 51.00 with a  par value of EUR 8.00 per
share, maximum number of share to be acquired: 10% of
 the share capital, i.e., 14,584,493 shares, maximum
funds invested in the share buybacks: EUR
743,809,143.00; the number of shares acquired by the
Company with a view to their retention or their
subsequent delivery in payment or exchange as part of
 a merger, divestment or capital contribution cannot
exceed 5% of its capital; to take all necessary
measures and accomplish all necessary formalities;
this authorization the supersedes the authorization
granted by the shareholders' meeting of 17 APR 2008
in its Resolution 11; [Authority given for a 18 month

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a Stock Repurchase Plan ,up to a maximum of 10 % of
the share capital over a 24 month period; to take all
 necessary measures and accomplish all necessary
formalities; this authorization supersedes the
authorization granted by the shareholders' meeting of
 17 APR 2008 in its Resolution 12; [Authority is
given for a 24-month period]

PROPOSAL #E.11: Approve to reduce the age limit for                        ISSUER          YES          FOR               FOR
the terms of: the Board of Directors' President, the
General Manager consequently, amend the Article NR.
14 of the By-Laws: Board of Directors President the
Article NR. 15 of the By-Laws: General Management

PROPOSAL #E.12: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
subject to the completion of a performance mentioned
below and for a number of Class-N shares not
exceeding 1% of the share capital, to proceed with
the allocations of existing shares or to be issued in
 favor of employees of the Company and its
subsidiaries, in France or abroad, as follows: up to
a limit of 5% of the Class-N shares and subject to
performance condition mentioned above, these shares
shall be allocated to the Board of Directors'
President, to the General Manager and to the
Executive Vice Presidents of the Company, to a limit
of 15% of the Class-N shares, exceptionally, these
shares shall be allocated to employees, excluding
members of the Group Management Board, without any
performance condition required, and for a maximum
total amount of 1,000 shares beneficiary; to take all
 necessary measures and accomplish all necessary
formalities; [Authority expires for a 18-month period]

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 without preferential subscription right, by issuing
shares or any securities giving access to the share
capital reserved for employees members of Company
Savings Plans of Cap Gemini Group; for a total number
 of shares which shall not exceed 6,000,000 with a
par value of EUR 8.00 each; to take all necessary
measures and accomplish all necessary formalities; to
 charge the share issuance costs against the related
premiums and deduct fro the premiums the amounts
necessary to raise the legal reserve to one tenth of
the new capital after each capital increase, this
authorization supersedes the authorization granted by
 the shareholders' meeting of 17 APR 2008 in its
Resolution 22; [Authority expires for a 26-month
period]

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 by issuing shares, without preferential subscription
 right, in favor of categories of beneficiaries,
providing a Savings Plan transaction to employees of
some group subsidiaries abroad, similar to the terms
mentioned in the previous resolution; the total
number of shares that shall not exceed 2,000,000, the
 total amount of capital increases decided by virtue
of the present resolution and the previous one shall
not give right to a total number of shares, which
shall exceed 6,000,000; to take all necessary
measures and accomplish all necessary formalities; to
 charge the share issuance costs against the related
premiums and deduct from the premiums the amount
necessary to raise the legal reserve to one tenth of
the new capital resulting from such capital increase;
 this authorization supersedes the authorization
granted by the shareholders' meeting of 17 APR 2008
in its Resolution 23; [Authority expires for a 18-
month period]

PROPOSAL #E.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAPITA GROUP
  TICKER:                N/A             CUSIP:     G1846J115
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the final accounts and the                           ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend of 9.6p per                         ISSUER          YES          FOR               FOR
ordinary share of the Company

PROPOSAL #4.: Re-elect Mr. Eric Walters as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Gordon Hurst as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect Ms. Maggi Bell as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Ernst and Young LLP

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR
 pursuant to Section 80(1) of the Companies Act 1985

PROPOSAL #S.10: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights pursuant to Section 95 of the
Companies Act 1985

PROPOSAL #S.11: Approve to renew the Company's                             ISSUER          YES          FOR               FOR
authority to make market purchases of its own
ordinary shares

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.13: Approve the notice for the general                         ISSUER          YES          FOR               FOR
meetings be not less than 14 clear days

PROPOSAL #S.14: Approve the change of the Company                          ISSUER          YES          FOR               FOR
name to Capita Plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAPITALAND LTD
  TICKER:                N/A             CUSIP:     Y10923103
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and audited financial statements for the YE 31 DEC
2008 and the Auditors report thereon

PROPOSAL #2.: Declare a first and final 1-tier                             ISSUER          YES          FOR               FOR
dividend of SGD 0.055 per share and a special 1-tier
dividend of SGD 0.015 per share for the year ended 31
 DEC 2008

PROPOSAL #3.: Approve the Directors fees of SGD                            ISSUER          YES          FOR               FOR
1,137,555 for the YE 31 DEC 2008, [2007: SGD

PROPOSAL #4.1: Re-appoint Dr. Hu Tsu Tau as a                              ISSUER          YES          FOR               FOR
Director, who retires under Section 153[6] of the
Companies Act, Chapter 50 of Singapore,to hold office
 from the date of this AGM until the next AGM

PROPOSAL #4.2: Re-appoint Mr. Lim Chin Beng as a                           ISSUER          YES          FOR               FOR
Director, who retires under Section 153[6] of the
Companies Act, Chapter 50 of Singapore, to hold
office from the date of this AGM until the next AGM

PROPOSAL #4.3: Re-appoint Mr. Richard Edward Hale as                       ISSUER          YES          FOR               FOR
a Director, who retires under Section 153[6] of the
Companies Act, Chapter 50 of Singapore, to hold
office from the date of this AGM until the next AGM

PROPOSAL #5.1: Re-elect Mr. James Koh Cher Siang as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation pursuant to
Article 95 of the Articles of Association of the

PROPOSAL #5.2: Re-elect Mrs. Arfat Pannir Selvam as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation pursuant to
Article 95 of the Articles of Association of the

PROPOSAL #5.3: Re-elect Prof. Kenneth Stuart Courtis                       ISSUER          YES          FOR               FOR
as a Director, who retires by rotation pursuant to
Article 95 of the Articles of Association of the
Company

PROPOSAL #6.: Re-appoint Messrs KPMG LLP as Auditors                       ISSUER          YES          FOR               FOR
of the Company and authorise the Directors to fix
their remuneration.

PROPOSAL #7.: Transact other business                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 pursuant to Section 161 of the Companies Act,
Chapter 50 of Singapore, to: issue shares in the
capital of the Company [shares] whether by way of
rights, bonus or otherwise; and/or make or grant
offers, agreements or options [collectively,
Instruments that might or would require shares to be
issued, including but not limited to the creation and
 issue of as well as adjustments to warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit, and [notwithstanding the authority
conferred by this Resolution may have ceased to be in
 force] issue shares in pursuance of any Instrument
made or granted by the Directors while this
Resolution was in force, provided that: the aggregate
 number of shares to be issued pursuant to this
Resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this Resolution] does not exceed 50% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company [as calculated in
accordance with this Resolution], of which the
aggregate number of shares to be issued other than on
 a pro rata basis to shareholders of the Company
[including shares to be issued in pursuance of
Instruments made or granted pursuant to this
Resolution] does not exceed 10% of the total number
of issued shares [excluding treasury shares] in the
capital of the Company [as calculated in accordance
with this Resolution]; [subject to such manner of
calculation as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST] for the
purpose of determining the aggregate number of shares
 that may be issued under this Resolution, the total
number of issued shares [excluding treasury shares]
shall be based on the total number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this Resolution is passed, after
adjusting for: new shares arising from the conversion
 or exercise of any convertible securities or share
options or vesting of share awards which are
outstanding or subsisting at the time this Resolution
 is passed; and any subsequent bonus issue,
consolidation or subdivision of shares; in exercising
 the authority conferred by this Resolution, the
Company shall comply with the provisions of the
Listing Manual of the SGX-ST for the time being in
force [unless such compliance has been waived by the
SGX-ST] and the Articles of Association for the time
being of the Company; [Authority expires the earlier
or at the conclusion of the next AGM of the Company

PROPOSAL #8.B: Authorize the Directors to grant                            ISSUER          YES        AGAINST           AGAINST
awards in accordance with the provisions of the
CapitaLand Performance Share Plan [Performance Share
Plan] and/or the CapitaLand Restricted Stock Plan
[Restricted Stock Plan]; and to allot and issue from
time to time such number of shares in the Company as
may be required to be issued pursuant to the exercise
 of options under the CapitaLand Share Option Plan
and/or such number of fully paid shares in the
Company as may be required to be issued pursuant to
the vesting of awards under the Performance Share
Plan and/or the Restricted Stock Plan, provided that:
 the aggregate number of shares to be issued pursuant
 to options granted under the CapitaLand Share Option
 Plan and the vesting of awards granted or to be
granted under the Performance Share Plan and the
Restricted Stock Plan shall not exceed 15% of the
total number of issued shares [excluding treasury
shares] in the capital of the Company from time to
time; and the aggregate number of new shares under
awards which may be granted pursuant to the
Performance Share Plan and the Restricted Stock Plan;
 [Authority expires during the period commencing from
 the date of this AGM and ending on the date of the
next AGM of the Company or the date by which the next
 AGM of the Company is required by law to be held],
shall not exceed 2% of the total number of issued
shares [excluding treasury shares] in the capital of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAPITALAND LTD
  TICKER:                N/A             CUSIP:     Y10923103
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
and approve the [the Share Purchase Mandate], for the
 purposes of Sections 76C and 76E of the Companies
Act, Chapter 50 [the Companies Act], to purchase or
otherwise acquire ordinary shares in the capital of
the Company [Shares] not exceeding in aggregate the
Maximum Limit [as hereafter defined), at such price
or prices as may be determined by the Directors from
time to time up to the Maximum Price [as hereafter
defined], whether by way of: [i] market purchase[s]
on the Singapore Exchange Securities Trading Limited
[SGX-ST] and/or any other stock exchange on which the
 Shares may for the time being be listed and quoted
[Other Exchange]; and/or[ii] off-market purchase[s]
[if effected otherwise than on the SGX-ST or, as the
case may be, Other Exchange] in accordance with any
equal access scheme[s] as may be determined or
formulated by the Directors as they consider fit,
which scheme[s] shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other laws and regulations and
rules of the SGX-ST or, as the case may be, Other
Exchange as may for the time being be applicable;
[Authority expires the earlier of the date on which
the next Annual General Meeting of the Company is
held; or the date by which the next Annual General
Meeting of the Company is required by law to be held
and authorize the Directors of the Company and/or any
 of them to complete and do all such acts and things
[including executing such documents as may be
required] as they and/or he may consider expedient or
 necessary to give effect to the transactions
contemplated and/or authorized by this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARLSBERG AS
  TICKER:                N/A             CUSIP:     K36628137
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report on the activities of                      ISSUER          YES          FOR               FOR
 the Company in the past year

PROPOSAL #2.: Approve the audited annual report and                        ISSUER          YES          FOR               FOR
grant discharge to the Board of Directors and the
Executive Board from their obligations

PROPOSAL #3.: Approve the distribution of the profit                       ISSUER          YES          FOR               FOR
for the year, including declaration of the dividends

PROPOSAL #4.: Authorize the Board of Directors of                          ISSUER          YES          FOR               FOR
Carlsberg A/S, with reference to Section 48 of the
Danish Public Companies Act, to acquire treasury
shares at a nominal value of up to 10% of the nominal
 share capital at the price quoted on the Copenhagen
Stock Exchange at the time of acquisition with a
deviation of up to 10%; [Authority expires at the end
 of next AGM]

PROPOSAL #5.A: Authorize the Board of Directors, in                        ISSUER          YES        AGAINST           AGAINST
the Articles 9[1], Articles 13[1], Articles 13[4], to
 increase the share capital of the Company by total
up to DKK 10,000,000 B-shares to be offered to the
employees of the Company; approve, to issue
convertible bonds to a maximum amount of DKK
639,000,000, and to raise loans by up to a maximum
amount of DKK 200,000,000 against bonds or other
instruments of debt with a right to interest, the
size of which is entirely or partly related to the
dividend paid by the Company as specified

PROPOSAL #5.B: Amend the Articles 11[3] of the                             ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #6.: Approve, pursuant to the Article 27[3-                       ISSUER          YES        AGAINST           AGAINST
4] of the Articles of Association, Managing Director
Mr. Jens Bigum retires from the Board of Directors
and according to the Article 27[3] of the Articles of
 Association, Professor, D. Pharm. Povl Krogsgaard-
Larsen and Professor, D. Econ, Niels Kaergard and
Henning B. Dyremose who will retire from the Board of
 Directors by rotation, Henning Dyremose stands down;
 re-elect Povl Krogsgaard-Larsen and Niels Kaergard
and Richard Burrows and Kees van der Graaf be elected
 as new members of the Board of Directors

PROPOSAL #7.: Appoint the KPMG Statsautoriseret                            ISSUER          YES          FOR               FOR
Revisionspartnerselskab as state-authorized Public
accountant to audit the accounts for the current year

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
carry out any such changes and amendments in the
material approved, in the Articles of Association and
 in other relations which the Danish Commerce and
Companies Agency may require in order to register the
 material approved at the AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Bernard                       ISSUER          YES          FOR               FOR
Arnault as a Member of the Supervisory Board, to
replace Mr. Robert Halley, for the remainder of Mr.
Robert Halley's term of office

PROPOSAL #E.2: Approve to decides that the Company,                        ISSUER          YES          FOR               FOR
instead of being ruled by an Executive Committee and
a Supervisory Board, shall be rule d by a Board of
Director and a General Manager, it notes that the
present resolution cancels the terms of office of the
 Members of the Executive Committee and of the
Supervisory Board

PROPOSAL #E.3: Approve to cancel the drawing from a                        ISSUER          YES          FOR               FOR
distributable profit of the required sum to be paid
to the shareholders, as first dividend, i.e a 6%
interest on the amount released and not refunded
their shares

PROPOSAL #E.4: Approve to overhaul the Articles of                         ISSUER          YES          FOR               FOR
the Bylaws in order to adapt them to the legal
provisions in force

PROPOSAL #E.5: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the extraordinary shareholders' meetings
 of 15 APR 2008 [Resolutions 12, 13, 14] and 30 APR
2007 [Resolution 10]

PROPOSAL #O.6: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES        AGAINST           AGAINST
approve to transfer to the Board of Directors the
authorization previously granted to the Executive
Committee by the ordinary shareholders' meeting of 15
 APR 2008 in its Resolution 11

PROPOSAL #O.7: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Rene Abate as a Director

PROPOSAL #O.8: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Bernard Arnault as a Director

PROPOSAL #O.9: Adopt the Resolutions 2, 3 and 4, and                       ISSUER          YES          FOR               FOR
appoint Mr. Sebastien Bazin as a Director

PROPOSAL #O.10: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Nicolas Bazire as a Director

PROPOSAL #O.11: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Laurent Bonnafe as a Director

PROPOSAL #O.12: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Thierry Breton as a Director

PROPOSAL #O.13: Adopt the Resolutions 2, 3 and 4,                          ISSUER          YES          FOR               FOR
appoint Mr. Rene Brillet as a Director

PROPOSAL #O.14: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Charles Edelstenne as a Director

PROPOSAL #O.15: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jean Martin Folz as a Director

PROPOSAL #O.16: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Jose Luis Leal Maldonado as a Director

PROPOSAL #O.17: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint Mr. Amauryde Seze as a Dirrector

PROPOSAL #O.18: Adopt the Rresolutions 2, 3 and 4,                         ISSUER          YES          FOR               FOR
and appoint Mrs. Anne Claire Taittinger as a Director

PROPOSAL #O.19: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 appoint the Members of the Board of Directors for a
3 year period

PROPOSAL #O.20: Adopt the Resolutions 2, 3 and 4, and                      ISSUER          YES          FOR               FOR
 approve to award total annual fees of EUR 900,000.00
 to the Board of Directors

PROPOSAL #O.21: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARREFOUR SA, PARIS
  TICKER:                N/A             CUSIP:     F13923119
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
discharge Directors

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the transaction with Mr. Jose                       ISSUER          YES          FOR               FOR
Luis Duran regarding severance payments

PROPOSAL #O.4: Approve the transaction with Mr. Lars                       ISSUER          YES          FOR               FOR
Olofsson regarding severance payments

PROPOSAL #O.5: Approve the treatment of losses and                         ISSUER          YES          FOR               FOR
dividends of EUR 1.08 per share

PROPOSAL #O.6: Elect Mr. Lars Olofsson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Re-elect Mr. Rene Abate as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Re-elect Mr. Nicolas Bazire as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.9: Re-elect Mr. Jean Martin Folz as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-appoint Deloitte and Associes as                        ISSUER          YES        AGAINST           AGAINST
the Auditor and Beas as Alternate Auditor

PROPOSAL #O.11: Re-appoint KPMG as the Auditor                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.12: Ratify Mr. Bernard Perod as the                            ISSUER          YES        AGAINST           AGAINST
Alternate Auditor

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued capital

PROPOSAL #E.14: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.15: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.16: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to an aggregate nominal amount of EUR 350
million

PROPOSAL #E.17: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.18: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.19: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 3% for use in Stock Option Plan

PROPOSAL #E.20: Grant authority for the issued                             ISSUER          YES        AGAINST           AGAINST
capital up to 0.2% for use in restricted Stock Plan

PROPOSAL #E.21: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #E.22: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR
for international employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CASINO GUICHARD PERRACHON, SAINT ETIENNE
  TICKER:                N/A             CUSIP:     F14133106
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits-                        ISSUER          YES          FOR               FOR
fixation of the dividend

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Company to purchase its                       ISSUER          YES        AGAINST           AGAINST
own shares

PROPOSAL #O.6: Appoint Mr. Pierre Giacometti as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #O.7: Approve to renew Mr. Abilio Dos Santos                      ISSUER          YES          FOR               FOR
 Diniz's mandate as a Board Member for 3 years

PROPOSAL #O.8: Approve to renew Mr. Pierre                                 ISSUER          YES          FOR               FOR
Giacometti's mandate as a Board Member for 3 years

PROPOSAL #O.9: Approve to renew Mr. Henri Giscard                          ISSUER          YES          FOR               FOR
D'estaing's mandate as a Board Member for 3 years

PROPOSAL #O.10: Approve to renew Mr. Philippe Houze's                      ISSUER          YES          FOR               FOR
 mandate as a Board Member for 3 years

PROPOSAL #O.11: Approve to renew Mr. Marc Ladreit De                       ISSUER          YES          FOR               FOR
Lacharriere's mandate as a Board Member for 3 years

PROPOSAL #O.12: Approve to renew Mr. Jean-Charles                          ISSUER          YES          FOR               FOR
Naouri's mandate as a Board Member for 3 years

PROPOSAL #O.13: Approve to renew Mr. Gilles                                ISSUER          YES          FOR               FOR
Pinoncely's mandate as a Board Member for 3 years

PROPOSAL #O.14: Approve to renew Mr. Gerald De                             ISSUER          YES          FOR               FOR
Roquemaurel's mandate as a Board Member for 3 years

PROPOSAL #O.15: Approve to renew Mr. David De                              ISSUER          YES          FOR               FOR
Rothschild's mandate as a Board Member for 3 years

PROPOSAL #O.16: Approve to renew Mr. Frederic Saint-                       ISSUER          YES          FOR               FOR
Geours's mandate as a Board Member for 3 years

PROPOSAL #O.17: Approve to renew Euris Company's                           ISSUER          YES          FOR               FOR
mandate as the Board Member for 3 years

PROPOSAL #O.18: Approve to renew Finatis Company's                         ISSUER          YES          FOR               FOR
mandate as the Board Member for 3 years

PROPOSAL #O.19: Approve to renew Matignon-Diderot                          ISSUER          YES          FOR               FOR
Company's mandate as the Board Member for 3 years

PROPOSAL #O.20: Approve to renew Omnuim De Commerce                        ISSUER          YES          FOR               FOR
Et De Participations OCP Company's mandate as the
Board Member for 3 years

PROPOSAL #O.21: Appoint Mr. Jean-Dominique Comolli as                      ISSUER          YES          FOR               FOR
 a Board Member

PROPOSAL #O.22: Appoint Ms. Rose-Marie Van Lerberghe                       ISSUER          YES          FOR               FOR
as a Board Member

PROPOSAL #O.23: Approve the attendance allowances                          ISSUER          YES          FOR               FOR
allocated to the Board of Directors

PROPOSAL #O.24: Appoint Ms. Marie-Paule Degeilh, of                        ISSUER          YES          FOR               FOR
the Didier Kling & Associes Office, as the Temporary
Statutory Auditor

PROPOSAL #E.25: Approve the conversion of the shares                       ISSUER          YES          FOR               FOR
with preferential dividend, without voting right,
into common shares

PROPOSAL #E.26: Approve the modification of the                            ISSUER          YES          FOR               FOR
statutes

PROPOSAL #E.27: Authorize the Board of Directors and                       ISSUER          YES          FOR               FOR
to the Chairman

PROPOSAL #E.28: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares or securities giving right to
the allocation of new or existing shares of the
Company or existing shares of any Company which it
held directly or indirectly more than 50% of the
capital, or debt securities, with maintenance of
preferential subscription rights, in case of issuance
 of new shares

PROPOSAL #E.29: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares or securities giving right to
the allocation of new or existing shares of the
Company or existing shares of any company which it
held directly or indirectly more than 50% of the
capital, or debt securities, with cancellation of
preferential subscription rights, in case of issuance
 of new shares

PROPOSAL #E.30: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
the effect of fixing the price of the issue achieved
without preferential subscription rights under the
terms determined by the general assembly, under
Article L.225-136 of the Commercial Code

PROPOSAL #E.31: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued under
capital increases made with or without preferential
subscription rights

PROPOSAL #E.32: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase capital by incorporation of
reserves, profits, premiums or other amounts whose
capitalization is accepted

PROPOSAL #E.33: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
within the limit of 10% of the Company's capital, to
issue shares or securities giving access to capital,
in order to remunerate contributions in kind made to
the Company and consist of equity securities or
securities giving access to capital

PROPOSAL #E.34: Authorize the Board of Directors on                        ISSUER          YES        AGAINST           AGAINST
overall limitation of the financial

PROPOSAL #E.35: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares or securities giving access to
capital, in case of a public offer implemented by
Casino, Guichard-Perrachon for another listed company
 with cancellation of preferential subscription right

PROPOSAL #E.36: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide, during a public offer period for the
 Company, the issuance of warrants for the
subscription to the Company's shares, on preferential
 terms, including their free allocation to all
Company's shareholders

PROPOSAL #E.37: Grant authority to issue, by any                           ISSUER          YES        AGAINST           AGAINST
Company which holds more than 50% of the Casino
Guichard-Perrachon Company's capital, securities of
the issuing Company, giving right to the allocation
of the Company's existing shares

PROPOSAL #E.38: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital and/or to yield
the treasury shares, for the benefit of employees

PROPOSAL #E.39: Grant authority to reduce share                            ISSUER          YES          FOR               FOR
capital by cancellation of treasury shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CASIO COMPUTER CO.,LTD.
  TICKER:                N/A             CUSIP:     J05250139
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by  Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CATHAY PAC AWYS LTD
  TICKER:                N/A             CUSIP:     Y11757104
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Re-elect Mr. Chen Nan Lok Philip as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.B: Re-elect Mr. Fan Hung Ling Henry as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.C: Re-elect Mr. Lee Tin Chang Peter as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.D: Re-elect Mr. Vernon Francis Moore as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #1.E: Re-elect Mr. Christopher Dale Pratt as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #1.F: Re-elect Mr. So Chak Kwong Jack as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.G: Re-elect Mr. Tung Chee Chen Jack as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #1.H: Re-elect Mr. Antony Nigel Tyler as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.I: Elect Mr. Kong Dong as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #1.J: Elect Mr. James Edward Hughes-Hallet                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #1.K: Elect Mr. Shiu Lan Sai Cheung as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Re-appoint KPMG as the Auditors and                          ISSUER          YES          FOR               FOR
authorize the Directors to fix their remuneration

PROPOSAL #3.: Authorize the Directors to make on-                          ISSUER          YES          FOR               FOR
market share repurchase [within the meaning of the
code on share repurchases], the aggregate nominal
amount of the Company's shares which may be
repurchased pursuant to the approval in this
resolution shall not exceed 10% of the aggregate
nominal amount of the shares in issue at the date of
passing this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be
held]

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares and
to make or grant offers, agreements and options which
 will or might require the exercise of such powers
during or after the end of the relevant period, the
aggregate nominal amount of shares allotted or agreed
 conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors, otherwise than pursuant to: i) a rights
issue; or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares,
shall not exceed the aggregate of 20% of the
aggregate nominal amount of the shares in issue at
the date of passing this resolution provided that the
 aggregate nominal amount of shares so allotted [or
so agreed conditionally or unconditionally to be
allotted] pursuant to this resolution wholly for cash
 shall not exceed 5% of the aggregate nominal amount
of the shares in issue at the date of passing this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CELESIO AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1497R112
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisor board, the group financial
statements, the group annual report, and the reports
pursuant to sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 81,648,000 as follows:
payment of a dividend of EUR 0.48 per no-par share
ex-div. and payable date: 11 MAY 2009

PROPOSAL #3.: Ratify the Acts of the Board of                              ISSUER          YES          FOR               FOR
Managing Directors

PROPOSAL #4.: Ratify the acts of the Supervisor Board                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          YES          FOR               FOR
Ernst + Young AG, Stuttgart

PROPOSAL #6.: Authorize to acquire own shares the                          ISSUER          YES          FOR               FOR
Company shall be authorized to acquire own shares of
up to 10% of its share capital, at a price differing
neither more than 10% from the market price of the
shares if they are acquired through the stock
exchange, nor more than 20% if they are acquired by
way of a repurchase offer, on or before 7 NOV 2010;
the Board of Managing Directors shall be authorized
to sell the shares on the stock exchange or to offer
them to all shareholders, to use the shares for
acquisition purposes, to retire the shares, to
dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, and to use the shares for
satisfying option or conversion rights

PROPOSAL #7.: Resolution on the creation of authorize                      ISSUER          YES        AGAINST           AGAINST
 the capital and the correspondent amendment to the
Articles of Association; the Board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to increase the share capital
by up to EUR 65,318,400 through the issue of new
registered no-par shares against contributions in
cash and/or kind, on or before 30 APR 2014
[authorized capital 2009] shareholders shall be
granted subscription rights for a capital increase
against payment in cash nevertheless, shareholders'
subscription rights may be excluded for residual
amounts, for the granting of such rights to
bondholders, for a capital increase of up to 10% of
the share capital if the shares are issued at a price
 not materially below their market price, and for a
capital increase against payment in kind

PROPOSAL #8.: Resolution o the authorization to issue                      ISSUER          YES        AGAINST           AGAINST
 convertible and/or warrant bonds the creation of
contingent capital, and the correspondent amendment
to the Articles of Association the existing
authorization to issue convent and/or warrant bonds
conferring convent and/or option rights for shares of
 the company shall be revoked the board of Managing
Directors shall be authorized, with the consent of
the supervisor board, to issue bearer bonds of up to
EUR 500,000,000, conferring convent and/or option
rights for shares of the Company, on or before 07 MAY
 2014 shareholders shall be granted subscription
rights except for residual amounts, for the is-sue of
 bonds to holders of option and/or conversion rights
for shares of the company, and for the issue of bonds
 conferring convent and/or option rights for shares
of the company of up to 10% of the share capital at a
 price not materially below their theatrical market
value the Company's share capital shall be increased
accordingly by up to EUR 21,772,800 through the issue
 of up to 17,010,000 new registered no-par shares,
insofar as convenes and/or option rights are
exercised [contingent capital 2009]

PROPOSAL #9.: Elect Mr. W.M. Henning Rehder to the                         ISSUER          YES          FOR               FOR
Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAL JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J05523105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3: Appoint a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 275,100,000,
divided into 4,455,000,000 ordinary shares of 6 14/81
 pence each and 100,000 cumulative preference shares
of GBP 1 each, to GBP 432,098,765 divided into
7,000,000,000 ordinary shares of 6 14/81 pence each
and 100,000 cumulative preference shares of GBP 1
each by the creation of 2,545,000,000 ordinary shares
 of 6 14/81 pence each forming a single class with
the existing ordinary shares of 6 14/81 pence each in
 the Company; and Authorize the Directors, purpose of
 Section 80 of the Companies Act 1985, to allot
relevant securities up to an aggregate nominal amount
 of GBP 180,515,131[Authority expires the earlier of
the conclusion of the AGM of the Company in 2009 or
20 FEB 2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.2: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 1 and to allot equity
securities [as defined in Section 94 of the Companies
 Act 1985]; [Section 89(1) of the Companies Act
1985], did not apply to such allotment of equity
securities a) in connection with a rights issue, and
b) up to an aggregate nominal amount of GBP
15,700,000; [Authority expires the earlier of the
conclusion of the AGM of the Company in 2009 or 20
FEB 2010]; and, authorize the Directors to allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 8.73 pence                       ISSUER          YES          FOR               FOR
per ordinary share be paid on 10 JUN 2009 to
shareholders on the register of the Members at the
close of business on 24 APR 2009

PROPOSAL #4.: Re-appoint Mr. Mark Hanafin as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. Sam Laidlaw as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #6.: Re-appoint Mr. Andrew Mackenzie as a                         ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #7.: Re-appoint Ms. Helen Alexander as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company, until the conclusion
of the next general meeting at which accounts are laid

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is, or becomes, a subsidiary of the Company, in
 accordance with the Section 366 of the Companies Act
 2006, to make donations to political parties or
independent election candidates, as specified in
Section 363 and 364 of the Companies Act 2006, not
exceeding GBP 80,000 in total; and to make donations
to political organization other than political
parties, as specified in Section 363 and 364 of the
Companies Act 2006, not exceeding GBP 80,000 in
total; and to incur political expenditure, as
specified in Section 365 of the Companies Act 2006,
not exceeding GBP 80,000 in total; and [Authority
expire the earlier of the Company's AGM to be held in

PROPOSAL #11.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company to GBP 555,655,555
divided into 9,000,000,000 ordinary shares of 6 14/81
 pence each and 100,000 cumulative redeemable
preference shares of GBP 1 each by the creation of
2,000,000,000 additional ordinary shares of 6 14/81
pence each forming a single class with the existing
ordinary shares of 6 14/81 pence each in the Company

PROPOSAL #12.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities [as defined in the Companies Act
1985], up to a nominal amount of GBP 105,092,036, and
 comprising equity securities [as defined in the
Companies Act 1985] up to a nominal amount of GBP
210,184,073 [after deducting from such limit any
relevant securities allotted under this resolution in
 connection with an offer by way of a rights issue to
 ordinary shareholders in proportion [as nearly as
may be practicable] to their existing holdings and so
 that the Directors may impose any limits or
restrictions and make any arrangements which they
consider necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in, or
 under the laws of, any territory or any other matter
 but, in each case; [Authority expire the earlier of
the next AGM or 30 JUN 2010]]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 12 as specified, to allot
equity securities [as defined in the Companies Act
1985] for cash under the authority given by that
Resolution and/or where the allotment constitutes an
allotment of equity securities by virtue of section
94(3A) of the Companies Act 1985, as if section 89(1)
 of the Companies Act1985 provided that this power is
 limited to the allotment of equity securities: a) in
 connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP 15,765,382; and [Authority expire the earlier of
 the next AGM or 30 JUN 2010]]; and the Directors may
 allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company, to make
market purchases [Section 163(3) of the Companies Act
 1985] of up to 510,798,378 ordinary shares of 6
14/81 pence each in the Company [ordinary shares], at
 a minimum price of 6 14/81 pence and an amount equal
 to 105% of the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the 2010 AGM
 of the Company or 30 JUN 2010]; and the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly
or partly after such expiry

PROPOSAL #S.15: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM to be called on not less than 14 clear
day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRICA PLC, WINDSOR BERKSHIRE
  TICKER:                N/A             CUSIP:     G2018Z143
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the transaction, on the                         ISSUER          YES          FOR               FOR
terms specified in the Transaction Agreements [as
specified], and authorize the Directors of the
Company [or a Committee of the Directors] to waive,
amend, vary or extend any of the terms of the
Transaction Agreement [provide that any such waivers,
 amendments, variations or extensions are not of a
material nature] and to do all things as they may in
their absolute discretion consider to be necessary or
 desirable to implement and give effect to, or
otherwise in connection with, the transactions and
any matters incidental to the transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHEUNG KONG HLDGS LTD
  TICKER:                N/A             CUSIP:     Y13213106
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements, the report of the Directors and the
Independent Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Kam Hing Lam as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect Ms. Woo Chia Ching, Grace as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Elect Mr. Fok Kin-ning, Canning as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.4: Elect Mr. Frank John Sixt as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Elect Mr. George Colin Magnus as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.6: Elect Mr. Kwok Tun-li, Stanley as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Elect Ms. Hung Siu-lin, Katherine as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.: Appoint Messrs. Deloitte Touche                              ISSUER          YES          FOR               FOR
Tohmatsu as the Auditor and authorize the Directors
to fix their remuneration

PROPOSAL #5.1: Authorize the Directors to issue and                        ISSUER          YES        AGAINST           AGAINST
dispose of additional shares not exceeding 20% of the
 existing issued share capital of the Company at the
date of this resolution until the next AGM [Relevant
Period], such mandate to include the granting of
offers or options [including bonds and debentures
convertible into shares of the Company] which might
be exercisable or convertible during or after the
relevant period

PROPOSAL #5.2: Authorize the Directors during the                          ISSUER          YES          FOR               FOR
relevant period to repurchase shares of HKD 0.50 each
 in the capital of the Company in accordance with all
 applicable laws and the requirements of the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited or of any other stock
exchange as amended from time to time, not exceeding
10% of the aggregate nominal amount of the share
capital of the Company in issue at the date of this
Resolution, and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law to be held]

PROPOSAL #5.3: Approve to extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors to issue and dispose of
additional shares pursuant to Resolution 5.1 by the
addition thereto of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted pursuant to Resolution 5.2,
provided that such amount shall not exceed 10% of the
 aggregate nominal amount of the issued share capital
 of the Company at the date of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHEUNG KONG INFRASTRUCTURE HLDGS LTD
  TICKER:                N/A             CUSIP:     G2098R102
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements, the report of the Directors and the
Independent Auditor's report for the YE 31st DEC 2008

PROPOSAL #2.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Li Tzar Kuoi, Victor as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.2: Elect Mr. Fok Kin Ning, Canning as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Elect Mr. Tso Kai Sum as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.4: Elect Mr. Cheong Ying Chew, Henry as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.5: Elect Mr. Barrie Cook as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint Messrs. Deloitte Touche                              ISSUER          YES          FOR               FOR
Tohmatsu as the Auditor and authorize the Directors
to fix their remuneration

PROPOSAL #5.1: Authorize the Directors to issue and                        ISSUER          YES        AGAINST           AGAINST
dispose of additional shares not exceeding 20% of the
 existing issued share capital of the Company at the
date of the resolution until the next AGM [Relevant
Period], such mandate to include the granting of
offers or options [including bonds and debentures
convertible into shares of the Company] which might
be exercisable or convertible during or after the
relevant period

PROPOSAL #5.2: Authorize the Directors to repurchase                       ISSUER          YES          FOR               FOR
shares of HKD 1.00 in the capital of the Company
during the relevant period, subject to and in
accordance with all applicable laws and requirements
of the Rules Governing the Listing of Securities on
The Stock Exchange of Hong Kong Limited or any other
stock exchange as amended from time to time, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by law to be held]

PROPOSAL #5.3: Authorize the Directors to issue and                        ISSUER          YES        AGAINST           AGAINST
dispose of additional shares pursuant to Resolution
5[1] by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
Ordinary Resolution 5[2], provided that such amount
shall not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of the said resolution

PROPOSAL #6.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, acting together, individually or by
committee to approve the acquisition of the bonds,
notes, commercial paper or other similar debt
instruments issued by Connected Issuers [as
specified] pursuant to the master agreement dated 03
APR 2009 and made between the Company and Hutchison
Whampoa Limited setting out the basis upon which the
Company or its subsidiaries may acquire the Connected
 Debt Securities issued by the connected issuers,
copy of which have been produced to this meeting
marked A and signed by the Chairman of this meeting
for identification purpose subject to the limitations

PROPOSAL #6.2: Authorize the Directors to acquire                          ISSUER          YES          FOR               FOR
Connected Debt Securities generally and
unconditionally approve i]the aggregate gross
purchase price of Connected Debt Securities of a
particular issue to be acquired, after deducting any
net sale proceeds of Connected Debt Securities sold,
by the Company and its subsidiaries [the Group] [Net
Connected Debt Securities Position] during the
Relevant Period pursuant to the approval in paragraph
 [a] above shall not exceed 20% of the aggregate
value of the subject issue and all outstanding
Connected Debt Securities of the same issuer with the
 same maturity or shorter maturities; ii] the Net
Connected Debt Securities Position of the Group at
any time during the relevant period shall not exceed:
 [a] HKD 2.2 billion or [b] 20% of the aggregate net
liquid assets of the Group which is accounted for and
 consolidated in the accounts of the Company as at 31
 DEC 2008 or if different, 20% of the Company's
unaudited consolidated net liquid assets as at the
last day of the immediately preceding calendar
quarter [the Reference Date], whichever is the lower;
 for this purpose, net liquid assets shall mean the
aggregate value of cash, deposits and marketable
securities [including for the avoidance of doubt any
Connected Debt Securities held at the time] and the
Company's unaudited consolidated net liquid assets as
 at the reference date shall mean the aggregate value
 of the cash, deposits and marketable securities
[including for the avoidance of doubt any Connected
Debt Securities held at the time all valued at their
respective fair market values as at such date] held
by the Group which is accounted for and consolidated
in the accounts of the Company as at the reference
date less the aggregate value of any such assets
which are subject to pledges or other encumbrances as
 at the reference date; [iii] the Connected Debt
Securities shall be [a] listed for trading on a
recognised exchange, [b] offered to qualified
institutional buyers in reliance on Rule 144A under
the U.S. Securities Act of 1933, as amended, [c]
offered to persons outside the United States in
reliance on Regulation S under the U.S. Securities
Act of 1933, or [d] offered pursuant to an issue
where the aggregate value of such issue and all other
 outstanding Connected Debt Securities of the same
issuer is no less than USD 500 million or its
equivalent in other currencies permitted under [vi]
below, and in all cases the Connected Debt Securities
 shall be acquired by the Group only on normal
commercial terms arrived at after arm's length
negotiations; iv] the Connected Debt Securities shall
 be of at least investment grade or its equivalent;
v] the Connected Debt Securities shall not include
zero coupon instruments or instruments with any
imbedded option, right to convert into or exchange
for any form of equity interest or derivative; vi]
the Connected Debt Securities shall be issued in any
of the following currencies, Hong Kong Dollars, the
United States Dollars, Canadian Dollars or such other

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG
  TICKER:                N/A             CUSIP:     H49983176
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG
  TICKER:                N/A             CUSIP:     H49983176
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
financial statements of Chocoladefabriken Lindt and
Spruengli Ag and the consolidated financial
statements for the business year 2008

PROPOSAL #2.: Grant discharge from liability of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
dividends of CHF 360 per share and CHF 36 per
Participation Certificate

PROPOSAL #4.1.a: Re-elect Dr. Franz-Peter Oesch to                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors

PROPOSAL #4.1.b: Elect Mrs. Dr. DKFM. Elisabeth                            ISSUER          YES          FOR               FOR
Guertler to the Board of Directors

PROPOSAL #4.2: Ratify PricewaterhouseCoopers AG as                         ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG
  TICKER:                N/A             CUSIP:     H49983184
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To accept financial statements and                           ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #2.: To approve discharge the Board and                           ISSUER          NO           N/A               N/A
Senior Management

PROPOSAL #3.: To approve allocation of income and                          ISSUER          NO           N/A               N/A
dividends of CHF 360 per share and CHF 36 per
participation Certificate

PROPOSAL #4.1: To re-elect Mr. Franz-Peter Oesch and                       ISSUER          NO           N/A               N/A
elect Elisabeth Guertler as Director's [Bundled]

PROPOSAL #4.2: To ratify PricewaterhouseCoopers AG as                      ISSUER          NO           N/A               N/A
 the Auditor's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHRISTIAN DIOR SA, PARIS
  TICKER:                N/A             CUSIP:     F26334106
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Board of                          ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Directors and
 the Auditors and approve the Company's financial
statements for the YE 31 DEC 2008, as presented

PROPOSAL #2.: Receive the reports of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the said FY, in
 the form presented to the meeting

PROPOSAL #3.: Receive the special report of the                            ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Article L.225-38
of the French Commercial Code and approve the said
report and the agreements referred to therein

PROPOSAL #4.: Approves the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY be appropriated as follows: earnings for the
FY: EUR 309,976,093.49 retained earnings: EUR
28,183,337.41 representing a distributable income of
EUR 338,159,430.90 allocation: dividends: EUR
292,580,547.28 the balance to the retained earnings
account: EUR 45,578,883.62 i.e. a total amount of EUR
 338,159,430.90 the shareholders will receive a net
dividend of EUR 1.61 per share, and will entitle to
the 40% deduction provided by the French General Tax
Code; the shareholders' meeting reminds that an
interim dividend of EUR 0.44 was already paid on 08
DEC 2008; the remaining dividend of EUR 1.17 will be
paid on 25 MAY 2009; in the event that the Company
holds some of its own shares on such date, the amount
 of the unpaid dividend on such shares shall be
allocated to the retained earnings account; as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as follows:
 EUR 1.16 for FY 2005 EUR 1.41 for FY 2006 EUR 1.61
for FY 2007

PROPOSAL #5.: Ratify the co-optation of Mr. Renaud                         ISSUER          YES          FOR               FOR
Donne Dieu de Vabres as a Director, to replace Mr.
Raymond Wibaux, for the remainder of Mr. Raymond
Wibaux's term of office, i.e. until the shareholders'
 meeting called to approve in 2010 the financial
statements for the previous FY

PROPOSAL #6.: Approve to renew the appointment of Mr.                      ISSUER          YES        AGAINST           AGAINST
 Eric Guerlain as a Director for a 3-year period

PROPOSAL #7.: Approve to renew the appointment of Mr.                      ISSUER          YES        AGAINST           AGAINST
 Antoine Bernheim as a Director for a 3-year period

PROPOSAL #8.: Approve to renew the appointment of Mr.                      ISSUER          YES        AGAINST           AGAINST
 Denis Dalibot as a Director for a 3-year period

PROPOSAL #9.: Approve to renew the appointment of Mr.                      ISSUER          YES        AGAINST           AGAINST
 Christian de Labriffe as a Director for a 3-year

PROPOSAL #10.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Jaime de Marichalar y Saenz de Tejada as a
Director for a 3-year period

PROPOSAL #11.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Alessandro Vallarino Gancia as a Director for a
3-year period

PROPOSAL #12.: Appoint Ernst and Young Audit as a                          ISSUER          YES          FOR               FOR
Statutory Auditor, for a 6-year period

PROPOSAL #13.: Appoint Company Auditex as a Deputy                         ISSUER          YES          FOR               FOR
Auditor, for a 6-year period

PROPOSAL #14.: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
the firm of Mazars as a Statutory Auditor for a 6-
year period

PROPOSAL #15.: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Guillaume Potel as a Deputy Auditor for a 6-year

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade, by all means, in the Company's shares on the
stock market, subject to the conditions described
below: maximum purchase price: EUR 130.00, maximum
number of shares to be acquired: 18,172,704 shares,
i.e. 10% of the share capital, maximum funds invested
 in the share buybacks: EUR 2,400,000,000.00;
[Authority expires at 18 month period]; this
delegation of powers supersedes the 1 granted by the
combined shareholders' meeting of 15 MAY 2008

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions, by
canceling all or part of the shares held by the
Company in connection with a Stock Repurchase Plan,
up to a maximum of 10% of the share capital over a
24-month period; [Authority expires at 18 month
period]; it supersedes the 1 granted by the
shareholders' meeting of 15 MAY 2008

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions: up to a maximum nominal amount of EUR
80,000,000.00 by way of issuing, on the French and,
or the international market, by way of a public
offer, with preferential subscription right
maintained, ordinary shares and, or securities giving
 access to the capital or giving right to debt
securities, to be subscribed either in cash or by the
 offsetting of debts; the nominal amount of any
capital increase resulting from the issues decided by
 virtue of the Resolutions 19, 21 and, or 22 shall
count against this amount; up to a maximum nominal
amount of EUR 80,000,000.00 by way of capitalizing
reserves, profits or premiums, provided that such
capitalization is all owed by Law and under the by
Laws, to be carried out through the issue of bonus
shares or the raise of the par value of the existing
shares; [Authority expires at 26 month period]; it
supersedes the 1 granted by the shareholders' meeting

PROPOSAL #E.19: Authorize issuance of equity or                            ISSUER          YES        AGAINST           AGAINST
equity linked securities without preemptive rights,
with the possibility not to offer them to the public,
 up to aggregate nominal amount of EUR 80 Million

PROPOSAL #E.20: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.21: Authorize capital increase of up to                        ISSUER          YES        AGAINST           AGAINST
EUR 80 Million for future exchange offers

PROPOSAL #E.22: Authorize capital increase of up to                        ISSUER          YES          FOR               FOR
10% of issued capital for future acquisitions

PROPOSAL #E.23: Authorize up to 3% of issued capital                       ISSUER          YES          FOR               FOR
for use in Stock Option Plan

PROPOSAL #E.24: Amend the Articles 10 and 17 of                            ISSUER          YES          FOR               FOR
Bylaws Re: shareholding requirements for the
Directors and double voting rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUBU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J06510101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Shareholder's Proposal: Amend Articles                        ISSUER          YES          FOR             AGAINST
to Disclose Each Director's Compensation and Bonus,
Make Resolution to Appoint a CEO

PROPOSAL #6: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Abolish Use of Nuclear Plants

PROPOSAL #7: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Create Committee on Abolishment of Nuclear Power
Facilities

PROPOSAL #8: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Abolish Reprocessing of Spent Nuclear Fuel

PROPOSAL #9: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Freeze Further Development of MOX for nuclear fuel

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUGAI PHARMACEUTICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J06930101
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions, Approve Minor Revisions Related to the
Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Accrued Benefits                           ISSUER          YES          FOR               FOR
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

PROPOSAL #6: Approve Details of Stock-Based                                ISSUER          YES          FOR               FOR
Compensation Plan and Stock Option Plan for Corporate
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUO MITSUI TRUST HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J0752J108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.5: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #2.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.060 per A bearer share and EUR
0.006 per B registered share

PROPOSAL #3.: Grant discharge to the Board and Senior                      ISSUER          NO           N/A               N/A
 Management

PROPOSAL #4.1: Elect Mr. Johann Rupert as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.2: Elect Mr. Jean-Paul Aeschimann as                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.3: Elect Mr. Franco Cologni as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.4: Elect Lord Douro as Director                                ISSUER          NO           N/A               N/A

PROPOSAL #4.5: Elect Mr. Yves-Andre Istel as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.6: Elect Mr. Richard Lepeu as Director                         ISSUER          NO           N/A               N/A

PROPOSAL #4.7: Elect Mr. Ruggero Magnoni as Director                       ISSUER          NO           N/A               N/A

PROPOSAL #4.8: Elect Mr. Simon Murray as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.9: Elect Mr. Alain Dominique Perrin as                         ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.10: Elect Mr. Norbert Platt as Director                        ISSUER          NO           N/A               N/A

PROPOSAL #4.11: Elect Mr. Alan Quasha as Director                          ISSUER          NO           N/A               N/A

PROPOSAL #4.12: Elect Lord Clifton as Director                             ISSUER          NO           N/A               N/A

PROPOSAL #4.13: Elect Mr. Jan Rupert as Director                           ISSUER          NO           N/A               N/A

PROPOSAL #4.14: Elect Mr. Juergen Schrempp as Director                     ISSUER          NO           N/A               N/A

PROPOSAL #4.15: Elect Mr. Martha Wikstrom as Director                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the                         ISSUER          NO           N/A               N/A
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the cancellation of all of                       ISSUER          NO           N/A               N/A
the 1,914,000 existing shares and reduction of the
current issued share capital the Company by an amount
 EUR 215,000,000 against transfer to Compagnie
Financiere Richemont S.A. of the entire luxury
business of the Company; b) to simultaneously convert
 the Company into a Partnership Limited by shares
[Societe en Commandite Par Actions] qualifying as a
Securitization Company under the Law of 22 MAR 2004
on securitization and to simultaneously convert the
participation reserve of EUR 645,000,000 into capital
 and of the 574,200,000 participation certificates
into new ordinary shares; c) to increase the capital
by a further amount of EUR 1,123 against the issue of
 1,000 Management shares to Reinet Investments
Managers S.A. [the Manager]; d) to adopt the New
Articles of Incorporation, including a New Objects
Clause as specified; and e) to adopt a new name:
Reinet Investments S.C.A.

PROPOSAL #2.: Elect Messrs. Yves-Andre Istel, Ruggero                      ISSUER          NO           N/A               N/A
 Magnoni, Alan Quasha and Jurgen Schrempp as the
Members of the Board of Overseers until the holding
of the OGM of the shareholders of the Company to be
held by 30 SEP 2009

PROPOSAL #3.: Authorize the Manager, from time to                          ISSUER          NO           N/A               N/A
time, to purchase, acquire or receive, in the name of
 the Company, shares in the Company up to 10% of the
issued share capital from time to time, over the
stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being [a]
 no less than 80% of the lowest stock price over the
30 days preceding the date of the purchase and [b] no
 more than [i] the higher of 5% above the average
market value of the company's ordinary shares for the
 5 business days prior to the day the purchase is
made and [ii] a price higher than the higher of the
price of the last independent trade and the highest
current independent bid on the trading venues where
the purchase is to be carried out and on such terms
as shall be determined by the Manager, provided such
purchase is in conformity with Article 49-2 of the
Luxembourg Law of 10 AUG 1915, as amended, and with
applicable laws and regulations; [Authority expires

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE FINANCIERE RICHEMONT SA, GENEVE
  TICKER:                N/A             CUSIP:     H25662141
  MEETING DATE:          10/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the restructuring of the                             ISSUER          NO           N/A               N/A
business of the Company

PROPOSAL #2.: Amend the Articles of Association of                         ISSUER          NO           N/A               N/A
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE GENERALE DES ETABLISSEMENTS MICHELIN SA, CLERM
  TICKER:                N/A             CUSIP:     F61824144
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.00 per share

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.4: Receive the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions which is
mentioning the absence of related-party transactions

PROPOSAL #O.5: Re-elect Mr. Eric Bourdais De                               ISSUER          YES          FOR               FOR
Charbonniere as a Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Francois Grappotte as a                        ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Grant authority to repurchase of up to                      ISSUER          YES          FOR               FOR
 10% of issued share capital

PROPOSAL #E.8: Amend the Article 15 of Bylaws                              ISSUER          YES          FOR               FOR
regarding length of term for Supervisory Board Member

PROPOSAL #E.9: Grant authority up to 2% of issued                          ISSUER          YES          FOR               FOR
capital for use in Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA, C
  TICKER:                N/A             CUSIP:     F31668100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the management report of the                        ISSUER          YES          FOR               FOR
Board of Directors, the report of the Chairman's
Board of Directors and the Auditors' report, the
Company's financial statements for the year 2008 of
the Parent-Company as presented, showing an income of
 EUR 239,156,379.35

PROPOSAL #O.2: Approve the group management report of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the Auditors' reports,
the consolidated financial statements for the said
FY, in the form presented to the meeting, showing a
net income of EUR 388,811,000.00 of which EUR
382,356,000.00 is the group share

PROPOSAL #O.3: Approve that the income for the FY be                       ISSUER          YES          FOR               FOR
appropriated as follows: income for the FY: EUR
239,156,379.35, retained earnings from previous year:
 EUR 3,449,322.32, legal reserve: EUR 0.00, total to
be distributed: EUR 242,605,701.67, special reserve
on long term capital gains: EUR 0.00, statutory
dividend: EUR 2,335,750.30, additional dividend: EUR
134,393,434.92, i.e., global dividend: EUR
136,629,185.22, other reserves: EUR 101,400,000.00,
retained earnings: EUR 4,576,516.45; the shareholders
 will receive a net dividend of EUR 0.66 per share
for the 211,019,922 ordinary shares of a par value of
 EUR 0.18 each, and will entitle to the 40% deduction
 provided by the French General Tax Code; this
dividend will be paid on 26 MAY 2009; in the event
that the Company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account; as required by Law

PROPOSAL #O.4: Approve the management report and the                       ISSUER          YES        AGAINST           AGAINST
special report of the Auditors on transactions or
agreements governed by Article L.225-38 of the French
 Commercial Code, the new agreement in said reports
regarding the indemnity to be granted by the Company
in the event of Mr. Hubert Sagnieres' breach of
employment contract, Executive Vice President

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on transactions or agreements governed by
the Article L.225-38 of the French Commercial Code,
the said report and the transactions or agreements
referred to therein

PROPOSAL #O.6: Ratify the co-optation of Mr. Yves                          ISSUER          YES        AGAINST           AGAINST
Gillet , to replace Mr. Serge Zins as a Director,
until the shareholders' meeting called to approve the
 financial statements for the FY 2009

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Olivier Pecoux as a Director for a 3-year period

PROPOSAL #O.8: Appoint Mr. Benoit Bazin as a                               ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.9: Appoint Mr. Bernard Hours as a                              ISSUER          YES        AGAINST           AGAINST
Director, for a 3-year period

PROPOSAL #O.10: Appoint Mr. Antoine Bernard De                             ISSUER          YES        AGAINST           AGAINST
Sainte-Affrique as a Director, for a 3-year period

PROPOSAL #O.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 70.00, minimum sale price: EUR
15.00, maximum number of shares to be acquired: 10%
of the share capital; this delegation may be used
during periods when cash or stock tender offers are
in effect for the Company's shares; [Authority
expires for a 18-month period]

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed, when cash or stock tender offers may be in
effect, in 1 or more issues, with the issuance of
warrants giving the right to subscribe shares of the
Company to be free allocated to all of the Company's
shareholders; and to increase the capital up to a
limit of 25% of the share capital; and to take all
necessary measures and accomplish all necessary
formalities; to charge the share issuance costs
against the related premiums and deduct from the
premiums the amounts necessary to raise the legal
reserve to one-tenth of the new capital after each
increase; this authorization supersedes any and all
earlier authorizations to the same effect and
replaces the 1 granted by the shareholders' meeting
of 14 MAY 2008

PROPOSAL #E.13: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIMPOR CIMENTOS DE PORTUGAL SGPS SA
  TICKER:                N/A             CUSIP:     X13765106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to deliberate on the annual                          ISSUER          NO           N/A               N/A
report, balance sheet and accounts for 2008

PROPOSAL #2.: Approve to deliberate on the                                 ISSUER          NO           N/A               N/A
consolidated annual report, consolidated balance
sheet and accounts for 2008

PROPOSAL #3.: Approve to deliberate on the                                 ISSUER          NO           N/A               N/A
appropriation of profits

PROPOSAL #4.: Approve the general assessment of the                        ISSUER          NO           N/A               N/A
Company's Management and Auditing

PROPOSAL #5.: Elect the Members of the statutory                           ISSUER          NO           N/A               N/A
bodies for the 4 years period 2009/2012

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: approve the TEDAL, SGPS,
SA(http://ww3.ics.adp.com/wilco_data/568000/dir567697
/sa90CB.pdf)

PROPOSAL #5.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: approve the Investifino, SGPS, SA,
Ladelis, SGPS, SA and Financiere Lafarge, SAS
(http://ww3.ics.adp.com/wilco_data/568000/dir567697/s
a90D0.pdf)

PROPOSAL #6.: Elect the Members of the shareholders                        ISSUER          NO           N/A               N/A
Committee as stipulated under paragraph 2 of the
Article 16 of the Company Articles [remuneration
committee] for the 4 years period 2009/2012

PROPOSAL #6.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: approve the TEDAL, SGPS, SA
(http://ww3.ics.adp.com/wilco_data/568000/dir567697/s
a90D2.pdf);

PROPOSAL #6.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          NO           N/A               N/A
 PROPOSAL: approve the Investifino, SGPS, SA,
Ladelis, SGPS, SA and Financiere Lafarge, SAS
(http://ww3.ics.adp.com/wilco_data/568000/dir567697/s
a90D4.pdf).

PROPOSAL #7.: Adopt the Corporate Governance report                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve to deliberate on the sale of                         ISSUER          NO           N/A               N/A
own shares to personnel and Board Members of the
Company or subsidiaries, in accordance with the
regulations of the Employee Stock Purchase Plan for

PROPOSAL #9.: Approve to deliberate on the sale of                         ISSUER          NO           N/A               N/A
own shares to the groups staff and Board Members of
the Company or subsidiaries, within the scope of the
Stock Option Plan

PROPOSAL #10.: Approve to deliberate on the                                ISSUER          NO           N/A               N/A
acquisition and sale of the Company's own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPOR
  TICKER:                N/A             CUSIP:     E3125D100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
management report for the year 2008

PROPOSAL #2.: Approve the consolidated annual                              ISSUER          YES          FOR               FOR
accounts and Management report for the year 2008

PROPOSAL #3.: Approve the proposal to distribute                           ISSUER          YES          FOR               FOR
results

PROPOSAL #4.: Approve the Management of the Board                          ISSUER          YES          FOR               FOR
during 2008

PROPOSAL #5.: Re-elect the Auditor for the year 2009                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Rafael del Pinoy Calvo-                         ISSUER          YES          FOR               FOR
Sotelo as a Board Member

PROPOSAL #7.: Amend the execution period of Company                        ISSUER          YES          FOR               FOR
Stock Option Plans approved by the shareholders
meeting on 28 MAR 2006 and 27 MAR 2007

PROPOSAL #8.: Authorize the Company to acquire own                         ISSUER          YES          FOR               FOR
shares and to assign them to compensation plans which
 include the delivery of shares or rights to stock
options, without affecting previous authorization

PROPOSAL #9.: Approve the delegation of Board to                           ISSUER          YES          FOR               FOR
formalize, register and execute the agreements of the
 meeting and the power to formalize the deposit of
the annual accounts

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIC INTERNATIONAL FINANCIAL HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y1636Y108
  MEETING DATE:          10/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]                       ISSUER          YES          FOR               FOR
a Scheme of Arrangement proposed to be made between
the Company and the aforementioned holders of its
ordinary shares of HKD 1.00 each

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIC INTERNATIONAL FINANCIAL HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y1636Y108
  MEETING DATE:          10/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR
dated 16 SEP 2008 between the Company and the holders
 of the Scheme Shares [as defined in the Scheme of
Arrangement] in the form of the print which has been
produced to this Meeting and for the purposes of
identification signed by the Chairman of this
Meeting, with any modification thereof or addition
thereto or condition approved or imposed by the High
Court of the Hong Kong Special Administrative Region;
 for the purposes of giving effect to the Scheme of
Arrangement, on the Effective Date [as defined in the
 Scheme of Arrangement]; and authorized the issued
capital of the Company be reduced by cancelling and
extinguishing the Scheme Shares; subject to and
forthwith upon such reduction of capital taking
effect, the authorized capital of the Company be
increased to its former amount of HKD 8,000,000,000
by the creation of such number of new ordinary shares
 of HKD 1.00 each in the capital of the Company as is
 equal to the number of the Scheme Shares cancelled;
and the Company shall apply the credit arising in its
 books of account as a result of the reduction of the
 capital referred to in sub-paragraph (i) above in
paying up in full at par such number of new ordinary
shares of HKD 1.00 each in the capital of the Company
 to be created as aforesaid, which new shares shall
be allotted and issued, credited as fully paid, to
Gloryshare Investments Limited

PROPOSAL #2.: Approve the transfer of such number of                       ISSUER          YES          FOR               FOR
the overseas listed foreign shares [CNCB H Shares] of
 RMB 1.00 each in the capital of China CITIC Bank
Corporation Limited [CNCB] by Gloryshare Investments
Limited [GIL] to Banco Bilbao Vizcaya Argentaria,
S.A. [BBVA] pursuant to a framework agreement dated 3
 JUN 2008 entered into between CITIC Group, GIL and
BBVA which would result in BBVA holding 10.07% of the
 issued shares of RMB 1.00 each in the capital of
CNCB immediately after such transfer at the sale
price per CNCB H Share [being the higher of (i) HKD
5.10; and (ii) the highest closing price per CNCB H
Share as quoted on The Stock Exchange of Hong Kong
Limited during the period commencing 3 JUN 2008 and
ending on the date on which the Scheme of Arrangement
 referred to in the Special Resolution set out in the
 Notice convening this Meeting becomes effective,
subject to a maximum price of HKD 5.86 per CNCB H

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITIZEN HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J07938111
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CITY DEVELOPMENTS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     V23130111
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve to declare a final tax-exempt                        ISSUER          YES          FOR               FOR
[1-tier] ordinary dividend of 7.5 cents per ordinary
share for the YE 31 DEC 2008 as recommended by the
Directors

PROPOSAL #3.: Approve the Directors' Fees of SGD                           ISSUER          YES          FOR               FOR
308,000.00 for the YE 31 DEC 2008 [year 2007 : SGD
308,000.00] and Audit Committee Fees of SGD 47,500.00
 per quarter for the period from 1 JUL 2009 to 30 JUN
 2010 [period from 1 JUL 2008 to 30 JUN 2009: SGD
47,500.00 per quarter], with payment of the Audit
Committee fees to be made in arrears at the end of
each calendar quarter

PROPOSAL #4.A: Re-elect Mr. Foo See Juan as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #4.B: Re-elect Mr. Kwek Leng Peck as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #5.A: Re-appoint Mr. Chee Keng Soon as a                          ISSUER          YES          FOR               FOR
Director, pursuant to Section 153(6) of the Companies
 Act, Chapter 50 of Singapore [the Companies Act], to
 hold office from the date of this AGM until the next
 AGM

PROPOSAL #5.B: Re-appoint Mr. Tang See Chim as a                           ISSUER          YES          FOR               FOR
Director, pursuant to Section 153(6) of the Companies
 Act, Chapter 50 of Singapore [the Companies Act], to
 hold office from the date of this AGM until the next
 AGM

PROPOSAL #6.: Re-appoint Messrs. KPMG LLP as the                           ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #7.: Authorize the Directors to issue                             ISSUER          YES          FOR               FOR
ordinary shares in the capital of the Company whether
 by way of rights, bonus or otherwise; and/or make or
 grant offers, agreements or options [collectively,
'Instruments'] that might or would require ordinary
shares to be issued, including but not limited to the
 creation and issue of [as well as adjustments to]
warrants, debentures or other instruments convertible
 into ordinary shares, at any time and upon such
terms and conditions and for such purposes and to
such persons as the Directors may, in their absolute
discretion, deem fit; and [notwithstanding the
authority conferred by this ordinary resolution may
have ceased to be in force] issue ordinary shares in
pursuance of any Instrument made or granted by the
Directors while this ordinary resolution was in
force; provided that: 1) the aggregate number of
ordinary shares to be issued pursuant to this
ordinary resolution [including ordinary shares to be
issued in pursuance of Instruments made or granted
pursuant to this ordinary resolution but excluding
ordinary shares which may be issued pursuant to any
adjustments effected under any relevant instrument],
does not exceed 100% of the total number of issued
ordinary shares, excluding treasury shares, in the
capital of the Company [s calculated in accordance
with paragraph (3) of this ordinary resolution); and
otherwise than by way of Renounceable rights issues
[other share issues] does not exceed 50% of the total
 number of issued ordinary shares, excluding treasury
 shares, in the capital of the Company (as calculated
 in accordance with paragraph (3) of this Ordinary
Resolution), of which the aggregate number of
ordinary shares to be issued other than on a pro rata
 basis to shareholders of the Company does not exceed
 20% of the total number of issued ordinary shares,
excluding treasury shares, in the capital of the
Company [as calculated in accordance with paragraph
(3) of this Ordinary Resolution]; 2) the renounceable
 rights issues and other Share Issues shall not, in
aggregate, exceed 100% of the total number of issued
ordinary shares, excluding treasury shares, in the
capital of the Company [as calculated in accordance
with paragraph (3) of this Ordinary Resolution 3)
[subject to such manner of calculation as may be
prescribed by the Singapore Exchange Securities
Trading Limited [SGX-ST]] for the purpose of
determining the aggregate number of ordinary shares
that may be issued under this resolution, the
percentage of issued ordinary shares shall be based
on the issued ordinary shares in the capital of the
Company at the time this resolution is passed, after
adjusting for new ordinary shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding and subsisting at the time this
resolution is passed; and ii) any subsequent
consolidation or subdivision of ordinary shares 4) in
 exercising the authority conferred by this
resolution, the Company shall comply with the

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to fix the issue price for ordinary shares in the
capital of the Company that may be issued by way of
placement pursuant to the 20% sub-limit for other
share issues on a non pro rata basis referred to in
Resolution 7 above, at a discount exceeding 10% but
not more than 20% of the price as determined in
accordance with the Listing Manual of the SGXST

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 a) for the purposes of Sections 76C and 76E of the
Companies Act, to purchase or otherwise acquire
issued ordinary shares and/or non-redeemable
convertible non-cumulative preference shares
[Preference Shares] not exceeding in aggregate the
prescribed limit [as hereinafter defined], at such
price or prices as may be determined by the Directors
 of the Company from time to time up to the maximum
price [as hereinafter defined], whether by way of: i)
 market purchases [each a Market Purchase] on the
SGX-ST; and/or ii) off-market purchases [each an Off-
Market Purchase] effected otherwise than on the SGX-
ST in accordance with any equal access scheme(s) as
may be determined or formulated by the Directors of
the Company as they may, in their absolute
discretion, deem fit, which schemes shall satisfy all
 the conditions prescribed by the Companies Act, and
otherwise in accordance with all other laws,
regulations and rules of the SGX-ST as may for the
time being be applicable; [Authority expires the
earlier at the date on which the next AGM of the
Company is held or the date by which the next AGM of
the Company is required by law to be held; the date
on which the authority conferred by the Share
Purchase Mandate is varied or revoked in general
meeting; or the date on which the purchases or
acquisitions of ordinary shares and/or preference
shares pursuant to the share purchase mandate are
carried out to the full extent mandated]; C) the
number of issued ordinary shares representing 10% of
the total number of issued ordinary shares as at the
date of the passing of this Resolution, [excluding
any ordinary shares held as treasury shares], and in
relation to any purchase or acquisition of preference
 shares, the number of issued preference shares
representing 10% of the total number of issued
preference shares as at the date of the passing of
this Resolution; and 'Maximum Price' in relation to
an ordinary share or preference share to be purchased
 [as the case may be] means an amount [excluding
brokerage, stamp duties, applicable goods and
services tax and other related expenses] not
exceeding i) in the case of a Market Purchase, 105%
of the average closing price of the ordinary shares
or preference shares [as the case may be]; an ii) in
the case of an Off-Market Purchase, 120% of the
Highest Last Dealt Price of the Ordinary Shares or
preference shares [as the case may be], where:
Average Closing Price means the average of the
Closing Market Prices of the ordinary shares or
preference shares [as the case may be] over the last
five (5) market days on the SGX-ST, on which
transactions in the ordinary shares or preference
shares were recorded, immediately preceding the day
of the market purchase by the Company, and deemed to
be adjusted for any corporate action that occurs
after such 5-market day period; 'Closing Market
Price' means the last dealt price for an ordinary
share or preference share [as the case may be]

PROPOSAL #10.: Approve the Directors to offer and                          ISSUER          YES        AGAINST           AGAINST
grant options in accordance with the provisions of
the City Developments Share Option Scheme 2001 [the
Scheme] and to allot and issue from time to time such
 number of ordinary shares in the capital of the
Company as may be required to be issued pursuant to
the exercise of the options granted under the Scheme
provided that the aggregate number of new ordinary
shares to be issued pursuant to the Scheme shall not
exceed 8% of the total number of issued ordinary
shares, excluding treasury shares, in the capital of
the Company from time to time

PROPOSAL #11.: a) Approve, the purpose of Chapter 9                        ISSUER          YES          FOR               FOR
of the Listing Manual of the SGX-ST, for the Company,
 its subsidiaries and its associated companies that
are not listed on the SGX-ST, or an approved
exchange, over which the Company, its subsidiaries
and/or its interested person(s), have control, or any
 of them, to enter into any of the transactions
falling within the category of Interested Person
Transactions, particulars of which are set out in the
 Company s Circular to Shareholders dated 28 APR 2003
 [the Circular] with any party who is of the class or
 classes of Interested Persons described in the
Circular, provided that such transactions are entered
 into in accordance with the review procedures for
Interested Person Transactions as set out in the
Circular, and that such approval [the IPT Mandate],
shall unless revoked or varied by the Company in
General Meeting, continue in force until the next
Annual General Meeting of the Company; and b)
authorize the Directors of the Company and each of
them to complete and do all such acts and things
[including executing all such documents as may be
required] as they or he may consider expedient or
necessary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLP HLDGS LTD
  TICKER:                N/A             CUSIP:     Y1660Q104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.92                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.A: Re-elect Mr. Ian Duncan Boyce as                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Dr. Lee Yui Bor as Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. Jason Holroyd Whittle as                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Lee Ting Chang Peter as                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. Peter William Greenwood                        ISSUER          YES          FOR               FOR
as Director

PROPOSAL #3.F: Re-elect Mr. Rudolf Bischof as Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.G: Re-elect Mr. William Elkin Mocatta as                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix Auditors' remuneration for the YE 31

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and dispose of additional shares of
the Company make or grant offers, agreements, options
 or warrants which would or might require the
exercise of such powers, during and after the
relevant period, the aggregate nominal value of share
 capital allotted or agreed to be allotted [whether
pursuant to an option or otherwise] by the Directors
of the Company pursuant to: i) a rights issue, or ii)
 any option scheme or similar arrangement or iii] any
 scrip dividend or similar arrangement, not exceeding
 5% of the aggregate nominal amount of the share
capital of the Company in issue at the date of this
resolution and the said mandate shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase or otherwise acquire shares of HKD 5.00
each in the capital of the Company in accordance with
 all applicable laws and the requirements of the
Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited, provided that
the aggregate nominal amount of shares so purchased
or otherwise acquired does not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by law to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolution 5 and 6, that the aggregate nominal
amount of the shares which are purchased or otherwise
 acquired by the Company pursuant to Resolution 6 be
added to the aggregate nominal amount of the shares
which may be issued pursuant to Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CNP ASSURANCES, PARIS
  TICKER:                N/A             CUSIP:     F1876N318
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented,
showing earnings for the FY of EUR 970,902,771.01 an
amount of EUR 22,199,221.00 deducted from to the
optional reserves account will be transferred to the
guarantee funds reserve account

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting, showing net income group share of EUR
730,600,000.00

PROPOSAL #3.: Approve the recommendations of the                           ISSUER          YES          FOR               FOR
Board of Directors and resolve that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 970,902,771.01, retained earnings: EUR
1,264,081.81, representing a distributable income:
EUR 972,166,852.82 consequently, the shareholders'
meeting: resolves to allocate to the optional
reserves an amount of EUR 157,883,620.37, resolves to
 distribute to the shareholders an overall amount of
EUR 423,332,795.55, the shareholders will receive a
net dividend of EUR 2.85 per share, and will entitled
 to the 40% deduction provided by the French Tax
Code, this dividend will be paid on 29 ARP 2009, in
the event that the Company holds some of its own
shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
retained earnings account, as required by Law, it is
reminded that, for the last 3 FY, the dividends paid,
 were as follows: EUR 1.91 for FY 2005, EUR 2.30 for

PROPOSAL #4.: Approve, the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by the Article L.225-
38 of the French Commercial Code, the said report and
 the agreements referred to therein

PROPOSAL #5.: Ratify the appointment of Mr. Alain                          ISSUER          YES        AGAINST           AGAINST
Quinet as a Director, to replace Mr. Dominique
Marcel, resigning member, for the remainder of Mr.
Dominique Marcel's term of office, i.e., until the
shareholders' meeting called to approve the financial
 statements for the FYE 31 DEC 2011

PROPOSAL #6.: Ratify the appointment of Mr. Bernard                        ISSUER          YES          FOR               FOR
Comolet as a Director, to replace Mr. Charles
Milhaud, resigning member, for the remainder of Mr.
Charles Milhaud's term of office, i.e., until the
shareholders' meeting called to approve the financial
 statements for the FYE 31 DEC 2011

PROPOSAL #7.: Ratify the appointment of Mr. Alain                          ISSUER          YES        AGAINST           AGAINST
Lemaire as a Director, to replace Mr. Nicolas
Merindol, resigning member, for the remainder of Mr.
Nicolas Merindol's term of office i.e., until the
shareholders' meeting called to approve the financial
 statements for the FYE 31 DEC 2011

PROPOSAL #8.: Appoint Mr. Francois Perol as a                              ISSUER          YES        AGAINST           AGAINST
Director for the statutory period of 5 years expiring
 at the end of the ordinary general assembly called
to rule in 2014 on the accounts of the FY closed on

PROPOSAL #9.: Ratify the appointment of Mr. Paul Le                        ISSUER          YES          FOR               FOR
Bihan as a control agent, to replace Mr. Bernard
Comolet, resigning Member, for the remainder of Mr.
Bernard Comolet's term of office, i.e., until the
shareholders' meeting called to approve the financial
 statement for the FYE 31 DEC 2011

PROPOSAL #10.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 140.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
2,079,529,522.00; the number of shares acquired by
the Company with a view to their retention or their
subsequent delivery in payment or exchange as part a
merger, divestment or capital contribution cannot
exceed 5% of its capital; this authorization
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 22 APR 2008
in its Resolution number 7, and to take all necessary
 measures and accomplish all necessary formalities;
[Authority expires after 18 month period]

PROPOSAL #11.: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 721,650.00 to the Board of Directors until new
decision

PROPOSAL #12.: Grants full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COBHAM PLC
  TICKER:                N/A             CUSIP:     G41440143
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and the audited financial statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final ordinary dividend                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. P. Hooley as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. J.S. Patterson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Elect Mr. M.W. Hagee as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #9.: Authorize the Company to purchase its                        ISSUER          YES          FOR               FOR
own shares

PROPOSAL #10.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities for cash

PROPOSAL #S.12: Grant authority to call the general                        ISSUER          YES          FOR               FOR
meetings other than AGM on 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA COLA HELLENIC BOTTLING CO SA, ATHENS
  TICKER:                N/A             CUSIP:     X1435J139
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve a share buy-back program in                          ISSUER          NO           N/A               N/A
accordance with Article 16 of Codified Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA COLA HELLENIC BOTTLING CO SA, ATHENS
  TICKER:                N/A             CUSIP:     X1435J139
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the submission of the                                ISSUER          NO           N/A               N/A
Management report by the Board of Directors and of
the audit certificate by the Company's Chartered
Auditor-Accountant on the Company's financial
statements and activities for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the Company's annual financial                       ISSUER          NO           N/A               N/A
statements for the FYE on 31 DEC 2008 and the
consolidated financial statements

PROPOSAL #3.: Approve to release the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors of the Company
from any liability for their activity during the FYE
on 31 DEC 2008

PROPOSAL #4.: Approve the remuneration of the Members                      ISSUER          NO           N/A               N/A
 of the Board of Directors for their participation in
 the meetings of the Board of Directors and for their
 services to the Company for the FY 2008 and pre-
approve the remuneration for the FY 2009

PROPOSAL #5.: Elect the Statutory Auditors for the FY                      ISSUER          NO           N/A               N/A
 2009, 01 JAN 2009 to 31 DEC 2009 and approve to
determine their fees

PROPOSAL #6.: Approve the distribution of profits,                         ISSUER          NO           N/A               N/A
dividend for the FY 2008

PROPOSAL #7.: Appoint the Audit Committee, in                              ISSUER          NO           N/A               N/A
accordance with the Article 37 of Law 3693.2008

PROPOSAL #8.: Amend the terms of an existing Stock                         ISSUER          NO           N/A               N/A
Option Plan for employees of the Company and its
affiliates, in accordance with the Article 13
paragraph 13 of Codified Law 2190.1920

PROPOSAL #9.: Approve the Stock Option Plan for                            ISSUER          NO           N/A               N/A
employees of the Company and its affiliates, in
accordance with the Article 13 paragraph 13 of
Codified Law 2190.1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA AMATIL LTD
  TICKER:                N/A             CUSIP:     Q2594P146
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Discussion of the accounts for the YE                        ISSUER          NO           N/A               N/A
31 DEC 2008 and the reports of the Directors and the
Auditor

PROPOSAL #2.: Adopt the remuneration report contained                      ISSUER          YES          FOR               FOR
 within the accounts for the YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. D.M. Gonski, AC as a                           ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article
6.3[b] of the Constitution

PROPOSAL #3.B: Re-elect Mr. I. Finan as a Director,                        ISSUER          YES          FOR               FOR
who retires in accordance with Article 6.3[b] of the
Constitution

PROPOSAL #S.4: Amend the new Article 5.15 of the                           ISSUER          YES          FOR               FOR
current constitution of the Company as specified

PROPOSAL #5.: Approve that the Directors be permitted                      ISSUER          YES          FOR               FOR
 to invite Mr. T. J. Davis to participate in the
Coca-Cola Amatil Limited 2009-2011 Long Term
Incentive Share Plan by offering him rights to
acquire up to 247,844 fully paid ordinary shares in
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA WEST COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J0814U109
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Merger                                                ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend the Articles of Incorporation                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA WEST COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J0814U109
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors

PROPOSAL #6.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCHLEAR LIMITED
  TICKER:                N/A             CUSIP:     Q25953102
  MEETING DATE:          10/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's financial report,                      ISSUER          YES          FOR               FOR
 Directors' report and the Auditor's report in
respect of the FYE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report                                ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Tommie Bergman as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Company's Constitution

PROPOSAL #3.2: Re-elect Mr. Paul Bell as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with the Company's Constitution

PROPOSAL #4.: Approve to issue the securities to the                       ISSUER          YES          FOR               FOR
Chief Executive Officer/President, Dr. Christopher
Roberts, under the Cochlear Executive Long Term
Incentive Plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLOPLAST A/S, HUMLEBAEK
  TICKER:                N/A             CUSIP:     K16018184
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report on the                         ISSUER          YES          FOR               FOR
activities of the Company in the past FY

PROPOSAL #2.: Receive and adopt the audited annual                         ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Approve the distribution of the profit                       ISSUER          YES          FOR               FOR
according to the adopted annual report

PROPOSAL #4.a: Amend the Articles 3(1) and 4 B(1) of                       ISSUER          YES          FOR               FOR
the Company's Articles of Association as specified

PROPOSAL #4.b: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital by a nominal amount of DKK 5 million of the
Company's holding of treasury shares and to cancel
these own shares, as specified; and amend, upon the
approval of the reduction of the Company's share
capital, Article 3(1) of the Articles of Association,
 as specified

PROPOSAL #4.c: Approve the specified general                               ISSUER          YES          FOR               FOR
guidelines for the Company's remuneration of the
Members of the Board of Directors and the Executive
Management

PROPOSAL #4.d: Authorize the Company's Board of                            ISSUER          YES          FOR               FOR
Directors to allow the Company to acquire treasury
shares representing up to 10% of the share capital of
 the Company pursuant to the provisions of Section 48
 of the Danish Companies Act, the highest and lowest
amount to be paid for the shares is the price
applicable at the time of purchase +/- 10%;
[Authority expires at the AGM in 2009]

PROPOSAL #5.: Re-elect Messrs. Michael Pram                                ISSUER          YES          FOR               FOR
Rasmussen, Niels Peter Louis-Hansen, Sven Hakan
Bjorklund, Per Magid, Attorney, Torsten E. Rasmussen,
 Jorgen Tang-Jensen and Ms. Ingrid Wiik as the

PROPOSAL #6.: Re-elect PricewaterhouseCoopers                              ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab as the
Company's Auditor

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLRUYT SA
  TICKER:                N/A             CUSIP:     B26882165
  MEETING DATE:          9/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report of the Board                       ISSUER          NO           N/A               N/A
of Directors, report of the statutory Auditor, report
 of the works council [concerning of the annual
accounts of Etn. Fr. Colruyt N.V. and concerning the
annual accounts of the Colruyt Group]

PROPOSAL #2.A: Approve the annual accounts of the                          ISSUER          NO           N/A               N/A
Company closed on 31 MAR 2008

PROPOSAL #2.B: Approve the consolidated annual                             ISSUER          NO           N/A               N/A
accounts of the Colruyt Group closed on 31 MAR 2008

PROPOSAL #3.: Approve the decision to pay out a gross                      ISSUER          NO           N/A               N/A
 dividend of 3.68 EUR per share in exchange for
Coupon No.10

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
profits as specified

PROPOSAL #5.: Approve the distribution of profits to                       ISSUER          NO           N/A               N/A
the employees of the Company and the Colruyt Group
who have chosen to receive their profit share, as
referred to in Item 4, in the form of shares, will be
  paid with treasury shares of the N.V. Etn. Fr.
Colruyt repurchased by the Company

PROPOSAL #6.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant discharge to the Statutory Auditor                     ISSUER          NO           N/A               N/A

PROPOSAL #8.A: Approve to renew the Mandate of SA                          ISSUER          NO           N/A               N/A
Anima [permanently represented by Mr. Jef Colruyt ],
for a term of 4 years, expiring at the AGM of 2012

PROPOSAL #8.B: Approve to renew the Mandate of Mr.                         ISSUER          NO           N/A               N/A
Francois Gillet, for a term of 4 years, expiring at
the AGM of 2012

PROPOSAL #9.: Questions at the end of the meeting                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLRUYT SA
  TICKER:                N/A             CUSIP:     B26882165
  MEETING DATE:          10/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.1: Receive special Board report                                ISSUER          NO           N/A               N/A

PROPOSAL #I.2: Receive special Auditor report                              ISSUER          NO           N/A               N/A

PROPOSAL #I.3: Approve the Employee Stock Purchase                         ISSUER          NO           N/A               N/A
Plan up to 200,000 shares

PROPOSAL #I.4: Approve to fix the price of shares to                       ISSUER          NO           N/A               N/A
be issued

PROPOSAL #I.5: Approve to Eliminate Preemptive Rights                      ISSUER          NO           N/A               N/A
 regarding item I.3

PROPOSAL #I.6: Approve the issuance of equity or                           ISSUER          NO           N/A               N/A
equity-linked securities without preemptive rights

PROPOSAL #I.7: Approve the subscription period                             ISSUER          NO           N/A               N/A
regarding item I.3

PROPOSAL #I.8: Authorize the Board to implement                            ISSUER          NO           N/A               N/A
approved resolutions and fill required
documents/formalities at trade registry

PROPOSAL #II.1: Receive special Board report                               ISSUER          NO           N/A               N/A

PROPOSAL #II.2: Grant authority to repurchase of                           ISSUER          NO           N/A               N/A
3,334,860 shares

PROPOSAL #II.3: Grant authority to cancel the                              ISSUER          NO           N/A               N/A
repurchased shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMFORTDELGRO CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y1690R106
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and audited financial statements for the FYE 31 DEC
2008 together with the Auditors report thereon

PROPOSAL #2.: Declare a final 1 tier tax exempt                            ISSUER          YES          FOR               FOR
dividend of 2.4 cents per ordinary share in respect
of the FYE 31 DEC 2008

PROPOSAL #3.: Approve the payment of Directors fees                        ISSUER          YES          FOR               FOR
of SGD 505,000 for the FYE  31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Kua Hong Pak as a Director                      ISSUER          YES          FOR               FOR
 retiring pursuant to Article 91 of the Company's
Articles of Association.

PROPOSAL #5.: Re-elect Mr. Wong Chin Huat, David, as                       ISSUER          YES          FOR               FOR
a Director retiring pursuant to Article 91 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Dr. Wang Kai Yuen, as a                             ISSUER          YES          FOR               FOR
Director retiring pursuant to Article 91 of the
Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs. Deloitte & Touche                         ISSUER          YES          FOR               FOR
LLP as Auditors and authorize the Directors to fix
their remuneration

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot and issue from time to time such number of
shares in the Company as may be required to be issued
 pursuant to the exercise of options under the
ComfortDelGro employees share option scheme, provided
 that the aggregate number of shares to be issued
pursuant to the ComfortDelGro employees share option
scheme shall not exceed 15pct of the total number of
issued shares in the capital of the company excluding
 treasury shares, from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMMERZBANK AG, FRANKFURT A/MAIN
  TICKER:                N/A             CUSIP:     D15642107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the established                              ISSUER          NO           N/A               N/A
financial statements and management report (including
 the explanatory report on information pursuant to
Article 289 (4) of the German Commercial Code) of
Commerzbank Aktiengesellschaft for the FY 2008,
together with the presentation of the approved
consolidated financial statements and Management
report (including the explanatory report on
information pursuant to Article 315 (4) of the German
 Commercial Code) of the Commerzbank Group for the FY
 2008, the report of the Supervisory Board and the
corporate governance and remuneration report for the
FY 2008

PROPOSAL #2.: Approve the actions of the Members of                        ISSUER          NO           N/A               N/A
the Board of Managing Directors

PROPOSAL #3.: Approve of the actions of the Members                        ISSUER          NO           N/A               N/A
of the Supervisory Board

PROPOSAL #4.: Resolution on the appointment of the                         ISSUER          NO           N/A               N/A
Auditor, the Group Auditor and the Auditor tasked
with reviewing the interim financial statements for

PROPOSAL #5.: Resolution on the appointment of the                         ISSUER          NO           N/A               N/A
Auditor to review the interim financial statements
for the first quarter of FY 2010

PROPOSAL #6.1.: Resolution on the election of Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board: Dr. Helmut Perlet

PROPOSAL #6.2.: Resolution on the election of Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board: Dr. Nikolaus Von Bomhard

PROPOSAL #6.3.: Resolution on the election of Members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board: Dr. Edgar Meister

PROPOSAL #7.: Resolution on the authorization for                          ISSUER          NO           N/A               N/A
Commerzbank Aktiengesellschaft to purchase its own
shares for the purpose of securities trading,
pursuant to Article 71 (1) no. 7 AKTG

PROPOSAL #8.: Resolution on the authorization for the                      ISSUER          NO           N/A               N/A
 Board of Managing Directors to increase the Bank s
share capital [Authorized Capital 2009/I] and
amendment of the Articles of Association

PROPOSAL #9.: Resolution on the authorization for the                      ISSUER          NO           N/A               N/A
 Board of Managing Directors to increase the Bank s
share capital [Authorized Capital 2009/I]   with the
possibility of excluding subscription rights pursuant
 to Article 186 (3) 4 AKTG if contributions in kind
are made   and amendment of the Articles of

PROPOSAL #10.: Resolution on a capital increase of                         ISSUER          NO           N/A               N/A
EUR 767, 879,405.80 against cash without subscription
 rights for shareholders pursuant to Article 7 of the
 FMStBG (Acceleration Act)

PROPOSAL #11.: Resolution on a capital increase of up                      ISSUER          NO           N/A               N/A
 to EUR 806,273,358.80 against cash with subscription
 rights for shareholders pursuant to Art. 7 of the
FMStBG

PROPOSAL #12.: Resolution on the granting of exchange                      ISSUER          NO           N/A               N/A
 rights in favour of the Financial Market
Stabilization Fund and the conditional raising of the
 share capital pursuant to Article 7A of the FMStBG
[Conditional Capital 2009]

PROPOSAL #13.: Resolution on the authorization for                         ISSUER          NO           N/A               N/A
the Board of Managing Directors to increase the Bank
s share capital against contributions in kind in
favour of the Financial Market Stabilization Fund

PROPOSAL #14.: Resolution on an amendment the                              ISSUER          NO           N/A               N/A
Articles 12 of the Articles of Association

PROPOSAL #15.: Resolution on an amendment to the                           ISSUER          NO           N/A               N/A
Articles of Association concerning the simplification
 of the granting of proxy statements

PROPOSAL #16.: Resolution on an amendment to the                           ISSUER          NO           N/A               N/A
Articles of Association to reflect a planned
amendment to the AktG

PROPOSAL #17.: AGENDA ITEM AT THE REQUEST OF                               ISSUER          NO           N/A               N/A
SHAREHOLDERS: Withdrawal of confidence from the
Chairman of the Board of Managing Directors, Mr.
Martin Blessing, in accordance with Article 84 (3) 2
AktG

PROPOSAL #18.: AGENDA ITEM AT THE REQUEST OF                               ISSUER          NO           N/A               N/A
SHAREHOLDERS: Amendment to Articles 15 of the
Articles of Association   Supervisory Board

PROPOSAL #19.: AGENDA ITEM AT THE REQUEST OF                               ISSUER          NO           N/A               N/A
SHAREHOLDERS: Appointment of the Special Auditors
pursuant to Articles 142 (1) AktG to examine the
actions of management, in particular capital-raising
measures with subscription rights excluded, in
acquiring the 100% stake in Dresdner Bank
Aktiengesellschaft from Allianz SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMMONWEALTH BANK OF AUSTRALIA, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q26915100
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Directors' report and the Auditor's report for the YE
 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. John M. Schubert as a                          ISSUER          YES          FOR               FOR
Director in accordance with Articles 11.1 and 11.2 of
 the Constitution of Commonwealth Bank of Australia

PROPOSAL #2.B: Re-elect Mr. Colin R. Galbraith as a                        ISSUER          YES          FOR               FOR
Director in accordance with Articles 11.1 and 11.2 of
 the Constitution of Commonwealth Bank of Australia

PROPOSAL #2.C: Re-elect Mrs. Jane S. Hemstritch as a                       ISSUER          YES          FOR               FOR
Director in accordance with Articles 11.1 and 11.2 of
 the Constitution of Commonwealth Bank of Australia

PROPOSAL #2.D: Re-elect Mr. Andrew M. Mohl as a                            ISSUER          YES          FOR               FOR
Director in accordance with Articles 11.4[b] and 11.2
 of the Constitution of Commonwealth Bank of Australia

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #4.: Approve, in accordance with ASX Listing                      ISSUER          YES          FOR               FOR
 Rules 10.14 and 10.15 for the participation of Mr.
R.J. Norris in the Group Leadership Share Plan of
Commonwealth Bank of Australia [GLSP], and for the
grant of rights to shares to Mr. R.J. Norris within 1
 year of this AGM pursuant to the GLSP as specified

PROPOSAL #5.: Approve to increase the maximum                              ISSUER          YES          FOR               FOR
aggregate sum payable for fees to Non-Executive
Directors to AUD 4,000,000 in any FY, to be divided
among the Directors in such proportions and manner as
 they agree

PROPOSAL #S.6: Approve to modify the Constitution of                       ISSUER          YES          FOR               FOR
Commonwealth Bank of Australia as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAGNIE DE SAINT-GOBAIN SA, PARIS-LA DEFENSE
  TICKER:                N/A             CUSIP:     F80343100
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and distribution of dividends

PROPOSAL #O.4: Approve the option for payment of                           ISSUER          YES          FOR               FOR
dividends in shares

PROPOSAL #O.5: Approve the two agreements concluded                        ISSUER          YES          FOR               FOR
between the COMPAGNIE DE SAINT-GOBAIN and BNP PARIBAS
 referred to in Article L.225-38 of the Commercial

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase the Company's shares

PROPOSAL #O.7: Appoint Mr. Gilles Schnepp as a Board                       ISSUER          YES        AGAINST           AGAINST
Member to replace Mr. Gianpaolo Caccini

PROPOSAL #O.8: Approve the renewal of Mr. Gerhard                          ISSUER          YES        AGAINST           AGAINST
Cromme's mandate as a Board Member

PROPOSAL #O.9: Approve the renewal of Mr. Jean-Martin                      ISSUER          YES          FOR               FOR
 Folz's mandate as a Board Member

PROPOSAL #O.10: Approve the renewal of Mr. Michel                          ISSUER          YES        AGAINST           AGAINST
Pebereau's mandate as a Board Member

PROPOSAL #O.11: Approve the renewal of Mr. Jean-Cyril                      ISSUER          YES          FOR               FOR
 Spinetta's mandate as a Board Member

PROPOSAL #O.12: Ratify of the appointment of Mr.                           ISSUER          YES        AGAINST           AGAINST
Frederic LEMOINE

PROPOSAL #E.13: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to increase the
share capital by issuing, with maintenance of
preferential subscription rights, shares, and/or any
warrants giving access to the Company's capital or
subsidiaries, for a maximum nominal amount of EUR 780
 millions (shares) and 3 billion of Euros (warrants
representing debt), with charging on these amounts on
 those established in the 14th and 17th resolutions

PROPOSAL #E.14: Approve the renewal of the powers                          ISSUER          YES        AGAINST           AGAINST
delegated to the Board of Directors to increase the
share capital  by issuing, with cancellation of
preferential subscription rights but with the
priority period for shareholders, shares and/or any
warrants giving access to the Company's capital or
subsidiaries, or Company's shares which would give
the right to issue warrants if appropriate by the
subsidiaries, for a maximum nominal amount of EUR 295
 millions (shares) and one and a half billion of
Euros (warrants representing debt), these amounts
will be charged respectively with those attached to
the thirteenth resolution

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of excess demand during the execution of
increases of the share capital without preferential
subscription rights, in the legal limit of 15% of
initial issues and in the limit of the caps
corresponding to the 14th resolution

PROPOSAL #E.16: Approve the renewal of the                                 ISSUER          YES          FOR               FOR
authorization for the Board of Directors to increase
the share capital within the limit of 10% to
remunerate contributions in kind consisting of equity
 securities or warrants giving access to capital, the
 amounts of increase of capital and warrants to be
issued will be charged on the caps corresponding to
the 14th resolution

PROPOSAL #E.17: Approve the renewal of the                                 ISSUER          YES          FOR               FOR
authorization for the Board of Directors to increase
the share capital by incorporation of premiums,
reserves, profits or others, for a maximum nominal
amount of EUR 95 millions, that amount will be
charged on the established on the 13th resolution for

PROPOSAL #E.18: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to issue
equity securities reserved for members of a Savings
Plan of the Group for a maximum nominal amount of EUR
 95 millions

PROPOSAL #E.19: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to grant
options to purchase or subscribe for shares, in the
limit of 3% of the share capital, the limit of 3% is
an overall cap for this resolution and for the 20th
resolution

PROPOSAL #E.20: Approve the renewal of the                                 ISSUER          YES        AGAINST           AGAINST
authorization for the Board of Directors to freely
allocate existing shares or to be issued, within the
limit of 1% of the share capital, that cap will be
charged on the established on the 19th resolution
which is an overall cap for these 2 resolutions

PROPOSAL #E.21: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to cancel if
necessary up to 10% of the Company's shares

PROPOSAL #E.22: Approve the renewal of the powers                          ISSUER          YES          FOR               FOR
delegated to the Board of Directors to issue shares
subscription warrants during a public offer on the
Company's securities, within the limit of a capital
increase of a maximum nominal amount of EUR 490
millions

PROPOSAL #E.23: Grant powers to the execution of                           ISSUER          YES          FOR               FOR
decisions of the Assembly and for the formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAGNIE GENERALE DE GEOPHYSIQUE - VERITAS, MASSY
  TICKER:                N/A             CUSIP:     F2349S108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE in 2008, as presented, showing
a loss of EUR 100,564,482.76

PROPOSAL #O.2: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year of EUR 100,564,482.76 as a deficit in retained
earnings; following this appropriation, the retained
earnings account will show a new debit balance of EUR
 103,041,697.06; accordance with the regulations in
force, the shareholders' meeting recalls that no
dividend was paid for the previous 3 FY

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting, a net consolidated income of EUR
340,000,000.00

PROPOSAL #O.4: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Yves Lesage as a Director for a 4 year period

PROPOSAL #O.5: Appoint Mr. Anders Farestveit as a                          ISSUER          YES          FOR               FOR
Director for a 4 year period

PROPOSAL #O.6: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 640,000.00 to the Directors

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 40.00, maximum number of shares
to be acquired: 10% of the share capital, IE
14,976,235 shares, maximum funds invested in the
share buybacks: EUR 599,049,400; [Authority is given
for a 18 month period]; the number of shares acquired
 by the Company with a view to the retention or their
 subsequent delivery in payment or exchange as part
of a merger, divestment or capital contribution
cannot exceed 5% of its capital, to take all
necessary measures and accomplish all necessary
formalities, this authorization supersedes the
amounts unused of the authorization granted by the
shareholder's meeting of 29 APR 2008 in its

PROPOSAL #O.8: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
of the French Commercial Code, the said report and
the agreements referred to therein

PROPOSAL #O.9: Approve, in accordance with the                             ISSUER          YES        AGAINST           AGAINST
Articles L.225-38 and L.25-42-1 of the French
Commercial Code, the regulated agreement between the
Company and Mr. Robert Brunck, the Chairman and Chief
 Executive Officer of the Company as mentioned in
said report and regarding: the special breach
indemnity to be paid when Mr. Robert Brunch's
contract of employment is broken, in the frame of a
constraint departure linked to a modification of
control or strategy; the total amount of the special
breach indemnity can not exceed the limit of 200% of
the reference's annual remuneration; the possibility
to exercise forward the options giving right to
subscribe shares held by Mr. Robert Brunck, Chairman
and Chief Executive Officer of the Company when his
contract of employment is broken in the frame of a
constraint departure

PROPOSAL #O.10: Approve, in accordance with the                            ISSUER          YES        AGAINST           AGAINST
Articles L.225-38 and L.25-42-1 of the French
Commercial Code, the regulated agreement between the
Company and Mr. Thierry Le Roux, Executive Vice
President of the Company as mentioned in said report
and regarding: the special breach indemnity to be
paid when Mr. Thierry Le Roux's contract of
employment is broken, in the frame of a constraint
departure linked to a modification of control or
strategy; the total amount of the special breach
indemnity can not exceed the limit of 200% of the
reference's annual remuneration; the possibility to
exercise forward the options giving right to
subscribe shares held by Mr. Thierry Le Roux,
Executive Vice President when his contract of
employment is broken in the frame of a constraint

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on 1 or more occasions, in
France or abroad, by issuance, with preferred
subscription rights maintained, of shares or any
securities giving access to the share
capital;[Authority is granted for a 26-period]; the
global nominal amount of the capital increases to be
carried out under this delegation of authority shall
not exceed EUR 30,000,000,.00 I.E. 75,000,000
ordinary new shares; the nominal amount of debt
securities issued shall not exceed EUR
600,000,000.00; to charge the share issuance costs
against the related premiums and deduct from the
premiums the amounts necessary to raise the legal
reserve to one tenth of the new capital after each
increase; this authorization on supersedes the
authorization granted by the shareholders' meeting of
 24 APR 2008 in its Resolution 11

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on 1 or more occasions, in
France or abroad, by a maximum nominal amount of EUR
9,000,000.00 I.E. 22,500,000 shares by issuance,
without preferred subscription right, of shares or
securities giving access to the share capital; these
securities may be issued in consideration for
securities tendered in a public exchange offer
initiated the Company; this amount of capital
increase to be carried out shall count against the
overall value set forth in Resolution 11; [Authority
is granted for a 26-month period]; to charge the
share issuance costs against the related premiums and
 deduct from the premiums the amounts necessary to
raise the legal reserve to one tenth of the new
capital after each increase; this authorization on
supersedes the authorization granted by the
shareholders' meeting of 29 APR 2008 in its

PROPOSAL #E.13: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 each of the issues decided in the Resolution 12,
when the preferential subscription right is
cancelled, to set the issue price up to a limit of
10% of the amount of capita increase shall count
against the ceiling set forth in Resolution 12 and
the overall value set forth in Resolution 11;
[Authority is given for a 26-month period]; this
delegation supersedes this authorization granted by
the shareholders' meeting of 29 APR 2008 in its

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued for
each of the issues decided in Resolution 11 and 12,
at the same price as the initial issue, within 30
days of the closing of the subscription period and up
 to a maximum of 15% of the initial issue; [Authority
 is granted for a 26-month period]; this delegation
supersedes authorization granted by the shareholder's
 meeting of 29 APR 2008 in its Resolution 14

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions, by a maximum nominal amount of EUR
10,000,000.00 by way of capitalizing reserves,
profits, premiums, by issuing bonus shares or raising
 the par value of existing shares; this amount shall
count against the overall value set forth in
Resolution 11; [Authority is given for a 26-month
period]; this delegation supersedes the authorization
 granted by the shareholder's meeting of 29 APR 2008
in its Resolution 15

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, up to 10% of the share
capital, in consideration for the contributions in
kind granted to the Company and comprised of capital
securities giving access to share capital; the amount
 to capital increases which may be carried out shall
count forth in Resolution 12; [Authority is granted
for a 26-month period]; and to take all necessary
measures and accomplish all necessary formalities;
this delegation supersedes the authorization granted
by the shareholder's meeting of 29 APR 2008 in its
Resolution 16

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, in favor of employees'
Company of the French or Foreign Companies and
related Companies who are Members of a Company
savings Plan; [Authority is given for a 26-month
period] and for a nominal amount that shall not
exceed EUR 2,500,000.00 this amount shall count
against the overall value set forth in Resolution 11;
 and to take all necessary measures and accomplish
all necessary formalities, this authorization
supersedes the authorization granted by the
shareholder's meeting of 29 APR 2008 in its

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, one 1 or more occasions, by
 canceling all or part of the shares held by the
Company in connection with a Stock Repurchase Plan,
up to a maximum of 10% of the share capital over a
24-month period; [Authority is given for a 18-month
period]; and to take all necessary measures and
accomplish all necessary formalities; this
authorization supersedes the authorization granted by
 the shareholder's meeting of 29 APR 2008 in its
Resolution 20

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issuel, on 1 or more occasions, in France or abroad,
up to maximum amount of EUR 600,000,000.00,
securities given right to the allocation of debt
securities; this amount shall count against the
overall value set forth in Resolution 11; [Authority
is granted for a 26-month period]; this authorization
 supersedes the authorization granted by the
shareholder's meeting of 29 APR 2008 in its

PROPOSAL #E.20: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

PROPOSAL #A.: Approve the resolutions on the                               ISSUER          YES        AGAINST           AGAINST
allocation of free shares and stock options for the
Employees and Corporate Managers will have a validity
 of 1 year

PROPOSAL #B.: Approve to distribute more precise                           ISSUER          YES          FOR               FOR
information in regards to shares and stock options
proposed for the allocation to employees and some
corporate managers, as well as for the total amount
allocated to specific beneficiaries

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPASS GROUP PLC, CHERTSEY SURREY
  TICKER:                N/A             CUSIP:     G23296182
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' annual                      ISSUER          YES          FOR               FOR
 report and accounts and the Auditors' report thereon

PROPOSAL #2.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Mr. Tim Parker as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Richard Cousins as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Andrew Martin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR
[Section 80]

PROPOSAL #S.10: Grant authority to allot shares for                        ISSUER          YES          FOR               FOR
cash [Section 89]

PROPOSAL #S.11: Grant authority to purchase shares                         ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the donations to EU political                       ISSUER          YES          FOR               FOR
organizations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPUTERSHARE LTD
  TICKER:                N/A             CUSIP:     Q2721E105
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Directors' report and the Auditor's report for the YE
 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #3.: Re-elect Mr. A. N. Wales as a Director,                      ISSUER          YES          FOR               FOR
 who retires from the office under Clause 66 of the
Company's Constitution

PROPOSAL #4.: Re-elect Mr. S. D. Jones as a Director,                      ISSUER          YES          FOR               FOR
 who retires from the office under Clause 66 of the
Company's Constitution

PROPOSAL #5.: Elect Mrs. N. P. Withnall as a                               ISSUER          YES          FOR               FOR
Director, who retires from the office under Clause 65
 of the Company's Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONTACT ENERGY LTD
  TICKER:                N/A             CUSIP:     Q2818G104
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors                             ISSUER          YES          FOR               FOR
contact's to fix the Auditor's fees and expenses

PROPOSAL #2.: Re-elect Mr. Phillip Pryke as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Contact

PROPOSAL #3.: Re-elect Mr. John Milne as a Director                        ISSUER          YES        AGAINST           AGAINST
of the Contact

PROPOSAL #4.: Approve to increase the total                                ISSUER          YES        AGAINST           AGAINST
Directors' remuneration payable annually to all the
Directors taken together for their services as
Directors of Contact by NZD 730,000, from NZD 770,000
 to NZD 1,500,000 and that such increase take effect
from 01 JUL 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CORIO NV
  TICKER:                N/A             CUSIP:     N2273C104
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and announcements                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Management Board on the                        ISSUER          NO           N/A               N/A
2008 FY

PROPOSAL #3.: Amendment of the dividend policy                             ISSUER          NO           N/A               N/A

PROPOSAL #4.: Adopt the financial statements for the                       ISSUER          YES          FOR               FOR
2008 FY

PROPOSAL #5.A: Approve to declare a dividend of EUR                        ISSUER          YES          FOR               FOR
2.64 per share for 2008

PROPOSAL #5.b: Approve to provide shareholders with a                      ISSUER          YES          FOR               FOR
 choice whereby each shareholder may choose to either
 receive the dividend entirely in cash less 15%
dividend tax, or entirely in shares payable out of
the share premium reserves, or a combination thereof,
 provided that in connection with the fiscal
obligation to pay dividends under the FBI
requirements a maximum percentage of the total
dividend will be determined and may be paid out in
shares, this maximum percentage will be announced at
the latest on the shareholders meeting of 17 APR

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Management Board for the 2008 FY

PROPOSAL #7.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Supervisory Board for the 2008 FY

PROPOSAL #8.a: Approve that Mr. Doets and Mr. Doijer                       ISSUER          YES          FOR               FOR
will be resigning in accordance with the rotation
schedule as of the close of the general meeting of
shareholders

PROPOSAL #8.b: Re-appoint Mr. Doijer as Member of the                      ISSUER          YES          FOR               FOR
 Supervisory Board, subject to the condition
precedent that the General Meeting of Shareholders
does not exercise its right as stated at 8 [c] and
does not request an extension of time for the motions
 in order to make a recommendation.

PROPOSAL #8.c: Approve to recommend persons to be                          ISSUER          YES          FOR               FOR
proposed as the Supervisory Board Members

PROPOSAL #8.d: Approve, as soon as the condition                           ISSUER          YES          FOR               FOR
precedent referred to at 8 (b) enters into force, the
 Supervisory Board will table the motion to re-
appoint Mr. Doijer

PROPOSAL #8.e: Approve to recommend a person to be                         ISSUER          YES          FOR               FOR
proposed for the appointment as Member of the
Supervisory Board, however the person recommended by
the Supervisory Board does have the consent of the
works council, motion by the Supervisory Board to
appoint Mr. G. A. Beijer as Member of the Supervisory
 Board subject to the condition precedent that the
general meeting of shareholders does not exercise its
 right as stated at 8 [f] and does not request an
extension of time for the motions in order to make a
recommendation, furthermore the Dutch Authority on
financial markets [Autoriteit Financiele Markten]
should establish the dependability [Betrouwbaarheid]
of Mr. Beijer as required by Article 4:10 of the
Dutch Act on financial supervision [Wet op het
financieel toezicht]

PROPOSAL #8.f: Approve to recommend persons to be                          ISSUER          YES          FOR               FOR
proposed as Supervisory Board Members

PROPOSAL #8.g: Appoint Mr. Beijer, as soon as the                          ISSUER          YES          FOR               FOR
condition precedent referred to at 8 [e] enters into
force

PROPOSAL #9.: Re-appoint KPMG Accountants N.V as the                       ISSUER          YES          FOR               FOR
External Auditor for the 2009 FY

PROPOSAL #10.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR
including an authorization to execute the deed of
amendment

PROPOSAL #11.: Approve the language of the financial                       ISSUER          YES          FOR               FOR
statements and the annual report

PROPOSAL #12.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSCO CORPORATION (SINGAPORE) LTD
  TICKER:                N/A             CUSIP:     Y1764Z208
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's report                      ISSUER          YES          FOR               FOR
 and Audited financial statements for the FYE 31 DEC
2008 together with the Auditor's Report thereon

PROPOSAL #2.: Approve to declare a 1st and Final                           ISSUER          YES          FOR               FOR
Dividend of SGD 0.04 per ordinary share for the YE 31
 DEC 2008

PROPOSAL #3.: Approve to declare a Special Dividend                        ISSUER          YES          FOR               FOR
of SGD 0.03 per ordinary share for the year ended 31
DEC 2008

PROPOSAL #4.: Approve the payment of Director's fees                       ISSUER          YES          FOR               FOR
of SGD 234,167 for the YE 31 DEC 2008

PROPOSAL #5.: Re-elect Mr. Li Jian Hong as a Director                      ISSUER          YES        AGAINST           AGAINST
 who retires in accordance with Article 98 of the
Articles of Association of the Company

PROPOSAL #6.: Re-elect Dr. Wang Kai Yuen as a                              ISSUER          YES        AGAINST           AGAINST
Director who retires in accordance with Article 98 of
 the Articles of Association of the Company

PROPOSAL #7.: Re-elect Mr. Jiang Li Jun as a Director                      ISSUER          YES        AGAINST           AGAINST
 who retires in accordance with Article 104 of the
Articles of Association of the Company

PROPOSAL #8.: Re-elect Mr. Zhang Liang as a Director                       ISSUER          YES        AGAINST           AGAINST
who retires in accordance with Article 104 of the
Articles of Association of the Company

PROPOSAL #9.: Re-appoint Mr. Tom Yee Lat Shing as a                        ISSUER          YES        AGAINST           AGAINST
Director, who retire under Section 153[6] of the
Companies Act, Chapter 50, to hold office from the
date of this AGM until the next AGM of the Company

PROPOSAL #10.: Re-appoint Messrs.                                          ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as Auditors and to
authorize the Directors to fix their remuneration

PROPOSAL #11.: Authorize the Directors, pursuant the                       ISSUER          YES          FOR               FOR
Section 161 of the Companies Act [Chapter 50] and the
 Listing Rules of the Singapore Exchange Securities
Trading Limited [the Listing Rules], to allot and
issue:- [a] shares in the capital of the
Company[whether by way of bonus, rights or
otherwise]; or [b] convertible securities; or [c]
additional securities issued pursuant to Rule 829 of
the Listing Rules; or [d] shares arising from the
conversion of convertible securities in this
Resolution, at any time and upon such terms and
conditions and for such purposes as the Directors may
 in their absolute discretion deem fit provided that
: the aggregate number of shares and convertible
securities that may be issued shall not be more than
50% of the issued shares in the capital of the
Company [calculated in accordance with this
Resolution], of which the aggregate number of shares
and convertible securities issued other than on a pro
 rata basis to existing shareholders must be not more
 than 20% of the issued shares in the capital of the
Company [calculated in accordance with this
Resolution]; and for the purpose of determining the
aggregate number of shares and convertible securities
 that may be issued pursuant to this Resolution, the
percentage of issued share capital shall be
calculated based on the issued shares in the capital
of the Company at the time of the passing of this
resolution after adjusting for [a] new shares arising
 from the conversion or exercise of any convertible
securities; [b] new shares arising from exercising
share options or vesting of share awards outstanding
or subsisting at the time of the passing of this
resolution and; [c] any subsequent consolidation or
subdivision of shares; and [Authority expires the
earlier or until the next AGM of the Company or the
date by which the next AGM of the Company is required

PROPOSAL #12.: Authorize the Directors to offer and                        ISSUER          YES        AGAINST           AGAINST
grant options [Options] in accordance with the
provisions of the Cosco Group Employees' Share Option
 Scheme 2002 [Scheme] and to allot and issue from
time to time such number of shares in the capital of
the Company as may be required to be issued pursuant
to the exercise of Options granted under the Scheme,
provided that the total number of Shares to be
offered under the Scheme shall not in total exceed
[15] % of the issued share capital of the Company on
the day preceding any Offer Date at any time and from
 time to time during the existence of the Scheme

PROPOSAL #13.: Approve the renewal of the mandate for                      ISSUER          YES          FOR               FOR
 the purposes of Chapter 9 of the Listing Manual of
the SGX-ST, for the Company, its subsidiaries and
associated companies or any of them to enter into any
 of the transactions falling within the types of
Interested Person Transactions, particulars of which
are as specified to the annual report of the Company
for the FYE 31 DEC 2008 with any party who is of the
class of Interested Persons as specified provided
that such transactions are made on normal commercial
terms and will not be prejudicial to the interests of
 the Company and its minority shareholders and in
accordance with the review procedures as specified;
and authorize the Audit Committee of the Company to
take such actions as it deems proper in respect of
such procedures and/or to modify or implement such
procedures as may be necessary to take into
consideration any amendment to Chapter 9 of the
Listing Manual of the SGX-ST which may be prescribed
by the SGX-ST from time to time; and authorize the
Directors of the Company to complete and do all such
acts and things [including all such documents as may
be required] as they may consider expedient or
necessary or in the interests of the Company to give
effect to this Resolution; and [Authority expires the
 earlier or until the conclusion of the next AGM of
the Company or the date by which the next AGM of the
Company is required by law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSMO OIL COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J08316101
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors,
Adopt Reduction of Liability System for Outside
Auditors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT AGRICOLE SA, PARIS
  TICKER:                N/A             CUSIP:     F22797108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented, and
the expenses and charges that were not Tax deductible
 of EUR 157,353.00 with a corresponding Tax of EUR
54,177.00

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY of EUR 248,598,945.42, be appropriated as: it
resolves to fund to the legal reserve: EUR
12,429,947.27, it notes that the distributable
income, after the allocation to the legal reserve and
 due to the positive balance on retained earnings of
EUR 5,133,758,198.11, amounts to EUR
5,369,927,196.26, the dividends are of EUR
1,001,854,123.20, the retained earnings will show a
new amount of EUR 4,368,073,073.06; the shareholders
will receive a net dividend of EUR 0.45 per share,
and will entitle to the 40% deduction provided by the
 French Tax Code; this dividend will be paid on 23
JUN 2009; in the event that the Company holds some of
 its own shares on the day the dividend is paid, the
amount of the unpaid dividend on such shares shall be
 allocated to the retained earnings account; and
authorize the Board of Directors to proceed with this
 registration; as required by law, it is reminded
that, for the last 3 FY, the dividends paid, were as:
 EUR 0.94 for FY 2005, entitled to the 40% deduction,
 EUR 1.15 for FY 2006, entitled to the 40% deduction,
 EUR 1.20 for FY 2007, entitled to the 40% deduction

PROPOSAL #O.4: Approve to decide to grant to each                          ISSUER          YES          FOR               FOR
shareholder an option granting the right to receive
the dividend payment in cash or in shares, as per the
 conditions: this option will be effective from 27
MAY 2009 to 11 JUN 2009; after, the shareholders will
 receive the dividend payment in cash as from 23 JUN
2009; if the dividend amount does not correspond to
an integer of shares, the shareholder will receive
the immediately lower number of shares with a
balancing cash adjustment; the new shares will be
created with dividend rights as of 01 JAN 2009

PROPOSAL #O.5: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L.225-38
ET sequence of the French Commercial Code, the said
report and the agreements referred to therein

PROPOSAL #O.6: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Georges Pauget, General
Manager

PROPOSAL #O.7: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Yves Hocher, Deputy
General Manager

PROPOSAL #O.8: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jacques Lenormand, Deputy
 General Manager

PROPOSAL #O.9: Approve, the special report of the                          ISSUER          YES          FOR               FOR
Auditors on regulated agreements, all the retirement
commitments in favor of Mr. Jean-Frederic De Leusse,
Deputy General Manager

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
the Mr. Sas Rue La Boe Tie as a Director for a 3-year
 period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Gerard Cazals as a Director for a 3-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Noel Dupuy as a Director for a 3-year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mrs. Carole Giraud as a Director for a 3-year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Dominique Lefebvre as a Director for a 3-year
period

PROPOSAL #O.15: Approve the appointment of Mr.                             ISSUER          YES        AGAINST           AGAINST
Patrick Clavelou as a Director, to replace Mr.
Bernard Mary, for the remainder of Mr. Bernard Mary's
 term of office, i.e. until the shareholders' meeting
 called to approve the financial statements for the
FYE 31 DEC 2008

PROPOSAL #O.16: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Patrick Clavelou as a Director for a 3-year period

PROPOSAL #O.17: Appoint the Director, to replace Mr.                       ISSUER          YES          FOR               FOR
Philippe Camus, for the remainder of Mr. Philippe
Camus' term of office, i.e. until the shareholders'
meeting called to approve the financial statements
for the FYE 31 DEC 2010

PROPOSAL #O.18: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 950,000.00 to the Members of the Board of

PROPOSAL #O.19: Authorizes the Board of Directors to                       ISSUER          YES          FOR               FOR
buy the Company's ordinary shares on the stock
market, subject to the conditions: maximum purchase
price: EUR 15.00, maximum number of shares to be
acquired: 10% of the total number of ordinary shares,
 maximum funds invested in the share buybacks: EUR
2,000,000,010.00, which represents 133,333,334
ordinary shares; the number of shares acquired by the
 Company with a view to their retention or their
subsequent delivery in payment or exchange as part of
 a merger, divestment or capital contribution cannot
exceed 5% of the ordinary shares in the Company;
[Authority expires after 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of may 21, 2008

PROPOSAL #O.20: Authorize to repurchase up to 10% of                       ISSUER          YES        AGAINST           AGAINST
preference share capital, subject to approval of Item
 23, 24, 36, or 37

PROPOSAL #E.21: Amend the Article 10.2 of Bylaws re:                       ISSUER          YES          FOR               FOR
maximum number of terms for the Directors

PROPOSAL #E.22: Authorize the new class of preferred                       ISSUER          YES        AGAINST           AGAINST
stock and amend Bylaws accordingly, subject to
approval of Item 23, 24, 36, or 37

PROPOSAL #E.23: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock with preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.24: Authorize the issuance of preferred                        ISSUER          YES        AGAINST           AGAINST
stock without preemptive rights for up to aggregate
nominal amount of EUR 2,226,342,496, subject to
approval of Item 22

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.26: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities with preemptive rights up to
 aggregate nominal amount of EUR 3.3 billion

PROPOSAL #E.27: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities without preemptive rights up
 to aggregate nominal amount of EUR 1 billion

PROPOSAL #E.28: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.29: Authorize the capital increase of up                       ISSUER          YES          FOR               FOR
to 10% of issued capital for future acquisitions

PROPOSAL #E.30: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price for 10% of issued capital pursuant to issuance
authority without preemptive rights

PROPOSAL #E.31: Approve to set Global Limit for                            ISSUER          YES        AGAINST           AGAINST
capital increase to result from issuance requests
under Items 23 through 30 at EUR 5.5 billion

PROPOSAL #E.32: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt up to an aggregate amount of
EUR 5 billion

PROPOSAL #E.33: Authorize the capitalization of                            ISSUER          YES          FOR               FOR
reserves of up to EUR 1 billion for bonus issue or
increase in par value

PROPOSAL #E.34: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.35: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for international employees

PROPOSAL #E.36: Approve the Employee Preferred Stock                       ISSUER          YES        AGAINST           AGAINST
Purchase Plan, subject to approval of Item 22

PROPOSAL #E.37: Approve Employee Preferred Stock                           ISSUER          YES        AGAINST           AGAINST
Purchase Plan for International Employees, Subject to
 approval of Item 22

PROPOSAL #E.38: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.39: Approve the reduction in share                             ISSUER          YES        AGAINST           AGAINST
capital via cancellation of repurchased preference

PROPOSAL #E.40: Authorize the filing of required                           ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT SAISON CO.,LTD.
  TICKER:                N/A             CUSIP:     J7007M109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Reduce Term
of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDIT SUISSE GROUP
  TICKER:                N/A             CUSIP:     H3698D419
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,                          ISSUER          NO           N/A               N/A
parent company's 2008 financial statements, Group's
2008 consolidated financial statements and the
remuneration report.

PROPOSAL #1.2: Consultative vote on the remuneration                       ISSUER          YES          FOR               FOR
report.

PROPOSAL #1.3: Approval of the annual report, parent                       ISSUER          YES          FOR               FOR
company's 2008 financial statements and Group's 2008
consolidated financial statements.

PROPOSAL #2: Discharge of the acts of the Members of                       ISSUER          YES          FOR               FOR
the Board of Directors and the Executive Board.

PROPOSAL #3: Appropriation of retained earnings.                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Increasing conditional capital for                          ISSUER          YES          FOR               FOR
convertible and warrant bonds.

PROPOSAL #4.2: Renewing and increasing authorized                          ISSUER          YES          FOR               FOR
capital.

PROPOSAL #5.1: Group's Independent auditor.                                ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Presence quorum for Board of                                ISSUER          YES          FOR               FOR
Directors' resolutions.

PROPOSAL #5.3: Deletion of provisions concerning                           ISSUER          YES          FOR               FOR
contributions in kind.

PROPOSAL #6.1.1: Re-elect Hans-Ulrich Doerig as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.2: Re-elect Walter B. Kielholz as                            ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.3: Re-elect Richard E. Thornburgh as                         ISSUER          YES          FOR               FOR
Director.

PROPOSAL #6.1.4: Elect Andreas Koopmann as Director.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.1.5: Elect Urs Rohner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.1.6: Elect John Tiner as Director.                             ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Election of the independent auditors.                       ISSUER          YES          FOR               FOR

PROPOSAL #6.3: Election of special auditors.                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CRH PLC
  TICKER:                N/A             CUSIP:     G25508105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statement and                          ISSUER          YES          FOR               FOR
report of Directors and the Auditors

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. W.P. Egan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Re-elect Mr. J.M. De Jong as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Re-elect Mr. M. Lee as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Re-elect Mr. G.A. Culpepper as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.e: Re-elect Mr. A. Manifold as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.f: Re-elect Mr. W.I. O'mahony as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.g: Re-elect Mr. M.S. Towe as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #6.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the disapplication of pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #8.: Grant authority to purchase own                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #9.: Amend the Articles of Association re                         ISSUER          YES          FOR               FOR
Treasury Shares

PROPOSAL #10.: Grant authority to re-issue Treasury                        ISSUER          YES          FOR               FOR
Shares

PROPOSAL #11.: Grant authority to allot shares in                          ISSUER          YES          FOR               FOR
lieu of cash dividends

PROPOSAL #12.: Approve the notice period for EGM                           ISSUER          YES          FOR               FOR

PROPOSAL #13.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CRITERIA CAIXACORP SA
  TICKER:                N/A             CUSIP:     E3641N103
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of 2008

PROPOSAL #2.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors in the year 2008

PROPOSAL #3.: Approve the application of the result                        ISSUER          YES          FOR               FOR
and the distribution of the dividend of 2008

PROPOSAL #4.: Approve the merger by absortion of                           ISSUER          YES          FOR               FOR
Crisegen Inversiones S.L.

PROPOSAL #5.: Approve the merger by absorption of                          ISSUER          YES          FOR               FOR
Caixa Capital Desarrollo S.A.

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
acquisition of shares

PROPOSAL #7.: Re-elect the Auditor for the next                            ISSUER          YES          FOR               FOR
exercise

PROPOSAL #8.: Authorize and delegation to the Board                        ISSUER          YES          FOR               FOR
of Director for exposition, ratification, correction
execution and development of the resolutions of the
general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CROWN LTD, MELBOURNE
  TICKER:                N/A             CUSIP:     Q3014T106
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To consider the consolidated financial                       ISSUER          NO           N/A               N/A
statements of the Company and its controlled entities
 and the reports of the Directors and the Auditor for
 the FYE 30 JUN 2008

PROPOSAL #2.a: Re-elect Mr. John Alexander as a                            ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with Clause 5.1
[f] of the Company's Constitution

PROPOSAL #2.b: Re-elect Mrs. Rowena Danziger as a                          ISSUER          YES          FOR               FOR
Director, who retires in accordance with Clause 5.1
[f] of the Company's Constitution

PROPOSAL #2.c: Re-elect Mr.Geoffrey Dixon as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with Clause 5.1
[f] of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CSL LTD
  TICKER:                N/A             CUSIP:     Q3018U109
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
the reports of the Directors and the Auditors for the
 YE 30 JUN 2008 and to note the final dividend in
respect of the YE 30 JUN 2008 declared by the Board
and paid by the Company

PROPOSAL #2.A: Elect Mr. David Anstice as a Director                       ISSUER          YES          FOR               FOR
of the Company, in accordance with Rule 87 of the
Constitution

PROPOSAL #2.B: Re-elect Ms. Elizabeth Alexander as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 99[a] of the Constitution

PROPOSAL #2.C: Re-elect Mr. David J Simpson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 99[a] of the Constitution

PROPOSAL #3.: Adopt the remuneration report [which                         ISSUER          YES          FOR               FOR
forms part of the Directors' report] for the YE 30
JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CSR LTD
  TICKER:                N/A             CUSIP:     Q30297115
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the                         ISSUER          YES          FOR               FOR
reports of the Directors and of the Auditors for the
FYE 31 MAR 2008

PROPOSAL #2.A: Re-elect Ms. Kethleen Conlon as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation at
the close of the meeting in accordance with Clause 55
 of the Company's constitution

PROPOSAL #2.B: Re-elect Mr. Richard Lee as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation at the close
 of the meeting in accordance with Clause 55 of the
Company's constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
FYE 31 MAR 2008

PROPOSAL #4.: Approve, with effect from and including                      ISSUER          YES          FOR               FOR
 the FY commencing 01 APR 2008, to increase the
aggregate maximum sum available for the remuneration
of Non-Executive Directors by AUD 300,000 per year to
 AUD 1,450,000 per year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAI NIPPON PRINTING CO.,LTD.
  TICKER:                N/A             CUSIP:     J10584100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAICEL CHEMICAL INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J08484149
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights, Expand Business Lines

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIDO STEEL CO.,LTD.
  TICKER:                N/A             CUSIP:     J08778110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3: Amend Articles to:  Make Resolutions                          ISSUER          YES        AGAINST           AGAINST
Related to Anti-Takeover Defense Measures, Allow
Board to Authorize Use of Free Share Purchase
Warrants as Anti-Takeover Defense Measure

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #7: Approve Renewal of Anti-Takeover Defense                      ISSUER          YES        AGAINST           AGAINST
 Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIHATSU MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J09072117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

PROPOSAL #6: Approve Retirement Allowance for                              ISSUER          YES        AGAINST           AGAINST
Retiring Directors, and Payment of Accrued Benefits
associated with Abolition of Retirement Benefit
System for Current Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIICHI SANKYO COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J11257102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIKIN INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J10038115
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Approve Purchase of Own Shares                               ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAILY MAIL & GENERAL TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G26236128
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive the Directors' report, the                        ISSUER          NO           N/A               N/A
accounts and the Auditors' report for the FYE 28 SEP
2008

PROPOSAL #2.: To approve the remuneration report for                       ISSUER          NO           N/A               N/A
the FYE 28 SEP 2008

PROPOSAL #3.: To declare a final dividend on the                           ISSUER          NO           N/A               N/A
ordinary and 'A' ordinary non-voting shares

PROPOSAL #4.: To re-elect Mr. Fallon as a Director                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: To re-elect Mr. Balsemao as a Director                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: To confirm the appointment of Mr.                            ISSUER          NO           N/A               N/A
Morgan as a Director

PROPOSAL #7.: To re-appoint Deloitte LLP as the                            ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #8.: To authorize the Directors to determine                      ISSUER          NO           N/A               N/A
 the Auditors remuneration

PROPOSAL #S.9: That the Company be and is hereby                           ISSUER          NO           N/A               N/A
generally and unconditionally authorized to make
market purchases (within the meaning of Section
163[3] of the Companies Act 1985 [as amended] on the
London Stock Exchange of up to: a] an aggregate of
1,988,000 Ordinary shares of 12  pence each in its
share capital at not more than the lower of 5% above
the average of the middle market quotation taken from
 the London Stock Exchange Daily Official List for
the 5 business days immediately preceding the date of
 purchase and GBP 18.75 per share and at not less
than 12  pence per share [in each case exclusive of
expenses]; b] and that the authority conferred by
this resolution shall expire on the date of the AGM
next held after the passing of this resolution
[except in relation to the purchase of shares the
contract for which was concluded before such date and
 which would or might be executed wholly or partly
after such date]; c] and that upon the passing of
this resolution, the resolution passed as Resolution
14 at the AGM on 06 FEB 2008 shall be of no further

PROPOSAL #S.10: That the Company be and is hereby                          ISSUER          NO           N/A               N/A
generally and unconditionally authorized to make
market purchases [within the meaning of Section
163[3] of the Companies Act 1985 [as amended] on the
London Stock Exchange of up to: a] an aggregate of
37,269,000 'A' ordinary non-voting shares of 12
pence each in its share capital at not more than the
lower of 5% above the average of the middle market
quotation taken from the London Stock Exchange Daily
Official List for the 5 business days immediately
preceding the date of purchase and GBP 18.75 per
share and at not less than 12  pence per share [in
each case exclusive of expenses]; b] and that the
authority conferred by this resolution shall expire
on the date of the AGM next held after the passing of
 this resolution [except in relation to the purchase
of shares the contract for which was concluded before
 such date and which would or might be executed
wholly or partly after such date]; c] and that upon
the passing of this resolution, the resolution passed
 as Resolution 15 at the AGM on 06 FEB 2008 shall be
of no further force or effect

PROPOSAL #11.: That the authority conferred on the                         ISSUER          NO           N/A               N/A
Directors by Article 7.1 of the Company's Articles of
 Association be renewed for a period expiring at the
next AGM of the Company after the date on which this
resolution is passed or on 11 MAY 2010 whichever is
the earlier, and for that period the Section 80
amount shall be GBP 1,927,110

PROPOSAL #S.12: That, subject to the passing of the                        ISSUER          NO           N/A               N/A
Resolution numbered 11, the Directors be authorized
to allot securities for cash in accordance with the
power conferred on the Directors by (i) Article 7.2
of the Company's Articles of Association and to sell
treasury shares for cash, for a period expiring at
the end of the next AGM of the Company after the date
 on which this resolution is passed or on 11 MAY
2010, whichever is the earlier, and for that period
the Section 89 amount is GBP 1,927,110

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIMLER AG, STUTTGART
  TICKER:                N/A             CUSIP:     D1668R123
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 556,464,360.60 as
follows: payment of a dividend of EUR 0.60 per no-par
 share ex-dividend and payable date:09 APR 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          YES          FOR               FOR
 and the 2009 interim reports: KPMG AG, Berlin

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Company shall be authorized to acquire own shares of
 up to 10% of the Company's share capital through the
 Stock Exchange at prices not deviating more than 5%
from the market price of the shares or by way of a
public repurchase offer at prices not deviating more
than 10% from the market price of the shares, on or
before 08 OCT 2010, the Company shall be authorized
to use the shares in connection with Mergers and
Acquisitions, to offer the shares to Executive
Members of the Company or its affiliates within the
scope of the Stock Option Plan adopted by the general
 meeting on 19 APR 2000, to use the shares as
employee shares for employees of the Company or its
affiliates or in so far as option or conversion
rights are exercised, and to retire the shares, in
these cases, share holders subscription rights shall

PROPOSAL #7.: Approval of the use of derivatives                           ISSUER          YES          FOR               FOR
[call and put options] for the purpose of acquiring
own shares as per item 6

PROPOSAL #8.1.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Gerard Kleisterlee

PROPOSAL #8.2.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Manfred Schneider

PROPOSAL #8.3.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Lloyd G Trotter

PROPOSAL #8.4.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Bernhard Walter

PROPOSAL #8.5.: Election to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Lynton R Wilson

PROPOSAL #9.: Approval of the control and Profit                           ISSUER          YES          FOR               FOR
Transfer Agreement with the Company's wholly owned
subsidiary Evobus GMBH, effective retroactively from
01 JAN of the FY in which the resolution is entered
into the commercial register, with duration of at
least 5 years

PROPOSAL #10.: Amendment to Section 16(1) of the Art                       ISSUER          YES          FOR               FOR
of Association in accordance with the implementation
of the Shareholders Rights Act [ARUG], in respect of
the right of attendance and voting at shareholders
meetings being contingent upon shareholders being
registered in the Company's share register and
registering with the Company by the fourth day before
 the meeting not counting the day of the assembly,
the amendment shall only be entered in the commercial
 register if and when the ARUG comes into effect

PROPOSAL #11.: Creation of a new authorized capital                        ISSUER          YES          FOR               FOR
the existing authorized capital I and II shall be
revoked, the Board of Managing Directors shall be
authorized to increase the Company's share capital by
 up to EUR 1,000,000,000 through the issue of
registered no-par shares against payment in cash or
kind shareholders shall be granted subscription
rights except for residual amounts, Mergers and
Acquisitions, the satisfaction of option and
conversion rights, a capital increase against payment
 in cash for up to 10% of the Company's share capital
 if the shares are sold at a price not materially
below the market price of the shares, the Board of
Managing Directors shall limit the exclusion of
shareholders subscription rights to 20% of the
Company's share capital. correspondence amendment to
Section 3(2) of the Art of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAINIPPON SUMITOMO PHARMA CO.,LTD.
  TICKER:                N/A             CUSIP:     J10542116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAITO TRUST CONSTRUCTION CO.,LTD.
  TICKER:                N/A             CUSIP:     J11151107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Modification of resolution of Proposal                       ISSUER          YES          FOR               FOR
7 (Issuance of stock acquisition rights to persons
other than shareholders with particularly favorable
conditions) at the 30th Ordinary General Meeting of
Shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIWA HOUSE INDUSTRY CO.,LTD.
  TICKER:                N/A             CUSIP:     J11508124
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAIWA SECURITIES GROUP INC.
  TICKER:                N/A             CUSIP:     J11718111
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANISCO A/S
  TICKER:                N/A             CUSIP:     K21514128
  MEETING DATE:          8/20/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors' report                       ISSUER          YES          FOR               FOR
on the Company for the YE

PROPOSAL #2.: Receive and approve the annual report                        ISSUER          YES          FOR               FOR
for 01 MAY 2007-30 APR 2008

PROPOSAL #3.: Approve to pay a dividend of DKK 7.50                        ISSUER          YES          FOR               FOR
per share of DKK 20 of the profit available for
distribution according to the annual report; the
remainder will be transferred to the Company's

PROPOSAL #4.: Re-elect Messrs. Jorgen Tandrup, Hakan                       ISSUER          YES          FOR               FOR
Bjorklund and Kirsten Drejer as the Members of the
Board of Directors, who retire in accordance with
Article 17.2 of the Articles of Association

PROPOSAL #5.: Re-appoint the Company's current                             ISSUER          YES          FOR               FOR
Auditor Deloitte Statsautoriseret

PROPOSAL #6.a: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
close the sale of Danisco Sugar A/S and approve that
the sale of Danisco Sugar A/S not be completed-that
the Board continues to work towards an independent
stock exchange listing of Danisco Sugar A/S or other
alternatives

PROPOSAL #6.b: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital of a nominal value of DKK 978,829,900 by a
nominal value of DKK 24,964,000 to a nominal value of
 DKK 953,865,900 through the cancellation of
1,248,200 treasury shares of a nominal value of
24,964,000, which have been bought by the Company
between 03 Jul 2007 and 14 DEC 2007 at an average
price of DKK 400.58 per share of DKK 20, which means
that through the reduction an amount of DKK
500,006,898 is paid to the shareholders; the capital
reduction is conditional upon on claims being filed
before the expiry of the period within which claims
must be lodged, cf. Section 46 of the Danish Public
Companies Act, constituting an obstacle to effecting
the capital reduction before 20 AUG 2009, and
authorize the Board to effect and register the
capital reduction and to amend Article 4.1 of the
Articles of the Association in compliance with the

PROPOSAL #6.c.i: Amend the Article 4.3 of the                              ISSUER          YES        AGAINST           AGAINST
Articles of Association as specified

PROPOSAL #6.cii: Amend the Article 4.4 of the                              ISSUER          YES        AGAINST           AGAINST
Articles of Association as specified

PROPOSAL #6ciii: Amend the Article 4.7 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #6.civ: Amend the Article 10.1 of the                             ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #6.c.v: Amend the Article 21.1 of the                             ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #6.cvi: Amend the Article 26 of the Articles                      ISSUER          YES          FOR               FOR
 of Association as specified

PROPOSAL #6.d: Approve to remain unchange the                              ISSUER          YES          FOR               FOR
emoluments paid to the Directors at DKK 300,000 with
a premium of 150% and 50% to the Chairman and the
Deputy Chairman, respectively

PROPOSAL #6.e: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
accordance with Section 48 of the Danish Companies
Act, in the period up to next year's AGM, to allow
the Company to purchase treasury shares up to an
amount of 10% of the share capital at the market
price prevailing at the time of purchase with a
deviation of up to 10%

PROPOSAL #6.f: Adopt a share option programme of up                        ISSUER          YES          FOR               FOR
to 600,000 share options with an exercise price based
 on the average share price of 5 consecutive trading
days prior to the AGM [13 AUG 2008 to 19 AUG 2008-
both days included] excluding any dividend adopted at
 the AGM, and subsequently with a premium of 10%, the
 share options may be exercised between 01 SEP 2011
and 01 SEP 2014, with the first options being granted
 on 01 SEP 2008 at the earliest, the share options
will be granted to the Executive Board and Senior
Managers, a total of some 200 persons

PROPOSAL #6.g: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve that the Danisco will
ensure that workers at Grindstedvaerket who have
suffered injury because of mercury or other
substances, which the management of the Company knew
or ought to have known to be hazardous to the
employees, will receive damages irrespective of any
time limitation

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANSKE BANK AS
  TICKER:                N/A             CUSIP:     K22272114
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the allocation of profits or                         ISSUER          YES        ABSTAIN           AGAINST
cover of losses as stated in the adopted annual report

PROPOSAL #B.1: Amend the election period of the                            ISSUER          YES        ABSTAIN           AGAINST
Directors elected by the shareholders in general
meeting [see Article 15.2 of the Articles of
Association] to 1 year, as specified

PROPOSAL #B.2: Re-elect, if Resolution B.1 is                              ISSUER          YES        ABSTAIN           AGAINST
adopted, Messrs. Alf Duch-Pedersen, Eivind Kolding,
Partner of the firm A.P. Meller, Henning
Christophersen, Partner at Kreab Brussels,Peter
Hojland, Mats Jansson, CEO of SAS AB, Niels Chr.
Nielsen, Professor of economics Majken Schultz,
Professor of organization Sten Scheibye, Claus
Vastrup, Professor of economics Birgit Aagaard-
Svendsen, Executive Vice President and CEO of J.

PROPOSAL #B.3: Approve, if Resolution B.1 is not                           ISSUER          YES        ABSTAIN           AGAINST
adopted, that Messrs. Eivind Kolding, Peter Hojland,
Niels Chr. Nielsen, Majken Schultz will retire from
the Board of Directors in accordance with Article 15
of the Articles of Association; re-elect Messrs.
Eivind Kolding, Peter Hojland, Niels Chr. Nielsen and
 Majken Schultz as the Directors

PROPOSAL #B.4: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Approve that the Banks Board of Directors
must resign immediately under reference to Article 2
of the Articles of Association; what the Bank has
agreed to in respect of the bank package has nothing
to do with conducting banking business, and the Board
 of Directors has therefore failed to comply with the
 Articles of Association

PROPOSAL #C.: Re-appoint Grant Thornton,                                   ISSUER          YES        ABSTAIN           AGAINST
Statsautoriseret Revisionsaktieselskab and KPMG
Statsautoriseret Revisionspartnerselskab as the
External Auditors

PROPOSAL #D.: Authorize the Board of Directors, until                      ISSUER          YES        ABSTAIN           AGAINST
 the next AGM, to allow Danske Bank to acquire its
own shares by way of ownership or pledge up to an
aggregate nominal value of 10% of the Banks share
capital in accordance with Section 48 of the Danish
Companies Act; if shares are acquired in ownership,
the purchase price may not deviate by more than 10%
from the price quoted at the time of acquisition

PROPOSAL #E.: Approve the specified general                                ISSUER          YES        ABSTAIN           AGAINST
guidelines for incentive pay to the Board of
Directors and the Executive Board

PROPOSAL #F.: Authorize the Board of Directors to                          ISSUER          YES        ABSTAIN           AGAINST
allow the Bank, until 31 DEC 2009, to obtain a loan
in the form of hybrid core capital up to a total
amount equal to 35% of Danske Banks core capital,
including hybrid core capital, under the Danish Act
on State-Funded Capital Injections into Credit
Institutions; such a loan will be a subordinated
bullet loan with no maturity date as specified in the
 Danish Financial Business Act and may be obtained by
 issuing bonds or other instruments of debt entitling
 the lender to interest at a rate which depends in
full or in part on the dividend payable on the Banks
shares; the loan will not confer any right on the
Banks shareholders in respect of pro rata subscription

PROPOSAL #G: Amend the Article 7.2 of the Banks                            ISSUER          YES        ABSTAIN           AGAINST
Articles of Association as specified and approve to
insert a new Article 7.3 in the Banks Articles of
Association as specified

PROPOSAL #H.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 1 of the Articles of
Association as specified

PROPOSAL #H.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 15 of the Articles of
Association as specified

PROPOSAL #H.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        ABSTAIN           AGAINST
 PROPOSAL: Amend the Article 18 of the Articles of
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANSKE BANK AS, COPENHAGEN
  TICKER:                N/A             CUSIP:     K22272114
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.: Amend Article 6[1] of the Articles of                        ISSUER          YES        AGAINST           AGAINST
Association as specified

PROPOSAL #b.: Approve that the specified new                               ISSUER          YES          FOR               FOR
provision be included in Article 6 of the Articles of
 Association as a new Sub-Article IV

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DASSAULT SYSTEMES SA, VELIZY VILLACOUBLAY
  TICKER:                N/A             CUSIP:     F2457H100
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts of                      ISSUER          YES          FOR               FOR
 the FY

PROPOSAL #O.2: Approve the consolidated accounts of                        ISSUER          YES          FOR               FOR
the FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
concluded between Company and Mr. Bernard Charles

PROPOSAL #O.6: Appoint the temporary Statutory                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #O.7: Ratify the headquarters' transfer                           ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Grant authority to acquire the                              ISSUER          YES          FOR               FOR
Company's shares

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of
repurchased shares within the framework of a shares
repurchase program

PROPOSAL #E.10: Approve the modification of the                            ISSUER          YES          FOR               FOR
Article 14-2 of the statutes

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase capital by issuing shares or
securities giving access to the Company's capital and
 to issue securities giving right to the allocation
of securities, with maintenance of preferential
subscription rights of shareholders

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase capital by issuing shares or
securities giving access to the Company's capital and
 to issue securities giving right to the allocation
of securities, without preferential subscription
rights of shareholders

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the number of securities to be
issued, in case of a capital increase, with or
without preferential subscription rights

PROPOSAL #E.14: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase capital by incorporation o
reserves, profits or premiums

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase capital, within the limit of 10% in
 order to remunerate contributions in kind

PROPOSAL #E.16: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase share capital, for the benefits of
a Company Savings Plan's Members

PROPOSAL #EO.17: Powers for formalities                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
report and audited accounts for the YE 31 DEC 2008
and the Auditors' report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final                          ISSUER          YES          FOR               FOR
dividend of 14 cents per ordinary share, for the YE
31 DEC 2008

PROPOSAL #3.A: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
1,475,281 proposed as Director's fees for 2008

PROPOSAL #3.B: Approve to sanction the amount of SGD                       ISSUER          YES          FOR               FOR
2,000,000 proposed as special remuneration for Mr.
Koh Boon Hwee for 2008

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #5.A: Re-elect Mr. Koh Boon Hwee as a                             ISSUER          YES          FOR               FOR
Director, who are retiring under Article 95 of the
Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. Christopher Cheng Wai                          ISSUER          YES          FOR               FOR
Chee as a Director, who are retiring under Article 95
 of the Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Richard Daniel Stanley,                        ISSUER          YES          FOR               FOR
as a Director, who are retiring under Article 101 of
the Company's Articles Association

PROPOSAL #6.B: Re-elect Ms. Euleen Goh Yiu Kiang, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #6.C: Re-elect Dr. Bart Joseph Broadman, as                       ISSUER          YES          FOR               FOR
a Director, who are retiring under Article 101 of the
 Company's Articles Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell                          ISSUER          YES        AGAINST           AGAINST
Buxton as a Director pursuant to Section 153[6] of
the Companies Act, Chapter 50, to hold office from
the date of this AGM until the next AGM the Company

PROPOSAL #8.A: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to a] allot and issue from time to time
such number of ordinary shares in the capital of the
Company [DBSH ordinary shares] as may be required to
be issued pursuant to the exercise of options under
the DBSH share option plan; and b] offer and grant
awards in accordance with the provisions of the DBSH
share plan and to allot and issue from time to time
such number of DBSH ordinary shares as may be
required to be issued pursuant to the vesting of
awards under the DBSH share plan, provided always
that the aggregate number of new DBSH ordinary shares
 to be issued pursuant to the exercise of options
granted under the DBSH share option plan and the
vesting of awards granted or to be granted under the
DBSH share plan shall not exceed 7.5% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to a] [i] issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or [ii] make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and [b]
[notwithstanding the authority conferred by this
resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that [1] the aggregate number of shares to
be issued pursuant to this resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with paragraph
[2] below], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this resolution] does not exceed 10% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company [as calculated
 in accordance with paragraph [2] below]; [2]
[subject to such manner of calculation and
adjustments as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST]] for the
 purpose of determining the aggregate number of
shares that may be issued under paragraph [1] above,
the percentage of issued shares shall be based on the
 total number of issued shares [excluding treasury
shares] in the capital of the Company at the time
this resolution is passed, after adjusting for [i]
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding or
subsisting at the time this resolution is passed; and
 [ii] any subsequent bonus issue, consolidation or
subdivision of shares; [3] in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the listing
manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Articles of Association for the time
being of the Company; [Authority expires at the
earlier of the conclusion of the next AGM of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DBS GROUP HOLDINGS LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y20246107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors for the                              ISSUER          YES          FOR               FOR
purposes of Sections 76C and 76E of the Companies
Act, Chapter 50 [the Companies Act], to purchase or
otherwise acquire issued ordinary shares in the
capital of DBSH [ordinary shares] not exceeding in
aggregate the maximum percentage [as specified], at
such price or prices as may be determined by the
Directors from time to time up to the maximum price
[as specified], whether by way of: [i] market
purchase[s] on the Singapore Exchange Securities
Trading Limited [SGX-ST] transacted through the
Central Limit Order Book trading system and/or any
other securities exchange on which the ordinary
shares may for the time being be listed and quoted
[Other Exchange]; and/or [ii] off-market purchase[s]
[if effected otherwise than on the SGX-ST or, as the
case may be, other exchange] in accordance with any
equal access scheme[s] as may be determined or
formulated by the Directors as they consider fit,
which scheme[s] shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other laws and regulations and
rules of the SGX-ST or, as the case may be, other
exchange as may for the time being be applicable,
[the share purchase mandate]; [Authority expires the
earlier of the date on which the next AGM of DBSH is
held and the date by which the next AGM of DBSH is
required by law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this

PROPOSAL #2.: Approve, pursuant to Rule 14.1 of the                        ISSUER          YES          FOR               FOR
rules of the DBSH Share Plan [the Plan] and further
to the ordinary resolution passed by the Company in
general meeting on 21 APR 2003, the extension of the
duration of the Plan for a further period of 10 years
 from 18 SEP 2009 up to 17 SEP 2019; and amend the
Rule 8.1 of the Plan as specified

PROPOSAL #S.3: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 contingent upon the passing of Resolution 3,
pursuant to Section 161 of the Companies Act, to
allot and issue from time to time such number of new
ordinary shares, new NRPS [as specified] and new RPS
[as specified] in the Company as may be required to
be allotted and issued pursuant to the DBSH Scrip
Dividend Scheme [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DE SAMMENSLUTTEDE VOGNMAEND AF 13.7.1976 A/S DSV
  TICKER:                N/A             CUSIP:     K3013J154
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management's review of the                       ISSUER          YES          FOR               FOR
Company's activities in 2008

PROPOSAL #2.: Receive and approve the audited 2008                         ISSUER          YES          FOR               FOR
annual report, including the fee for the Members of
the Supervisory Board

PROPOSAL #3.: Approve the appropriation of DKK 0.00                        ISSUER          YES          FOR               FOR
in profit per share

PROPOSAL #4.1: Elect Mr. Kurt K. Larsen as a Member                        ISSUER          YES        AGAINST           AGAINST
of the Supervisory Board

PROPOSAL #4.2: Elect Mr. Erik B. Pedersen as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Supervisory Board

PROPOSAL #4.3: Elect Mr. Per Skov as a Member of the                       ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #4.4: Elect Mr. Kaj Christiansen as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Supervisory Board

PROPOSAL #4.5: Elect Ms. Annette Sadolin as a Member                       ISSUER          YES        AGAINST           AGAINST
of the Supervisory Board

PROPOSAL #5.: Elect Ernst & Young, Godkendt                                ISSUER          YES          FOR               FOR
Revisionsaktieselskab [CVR nr.26 05 94] as the
Auditors of the Company

PROPOSAL #6.A: Amend Articles 4b as specified                              ISSUER          YES          FOR               FOR

PROPOSAL #6.B: Amend Article 5 as specified                                ISSUER          YES          FOR               FOR

PROPOSAL #6.C: Amend Articles 5a of the Articles of                        ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENA CO.,LTD.
  TICKER:                N/A             CUSIP:     J1257N107
  MEETING DATE:          6/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENKI KAGAKU KOGYO KABUSHIKI KAISHA
  TICKER:                N/A             CUSIP:     J12936134
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENSO CORPORATION
  TICKER:                N/A             CUSIP:     J12075107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options and Stock Option Plan

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DENTSU INC.
  TICKER:                N/A             CUSIP:     J1207N108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations, Adopt Restriction to the Rights
 for Odd-Lot Shares, Allow Use of Treasury Shares for
 Odd-Lot Purchases, Reduce Board Size to 15, Adopt an
 Executive Officer System

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE BANK AG, FRANKFURT AM MAIN
  TICKER:                N/A             CUSIP:     D18190898
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the established Annual                       ISSUER          NO           N/A               N/A
Financial Statements and Management Report (including
 the comments on disclosure pursuant to paragraph 289
 (4) German Commercial Code) for the 2008 financial
year, the approved Consolidated Financial Statements
and Management Report (including the comments on
disclosure pursuant to paragraph 315 (4) German
Commercial Code) for the 2008 financial year as well
as the Report of the Supervisory Board

PROPOSAL #2.: Appropriation of distributable profit                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Management Board for the 2008 financial year

PROPOSAL #4.: Ratification of the acts of management                       ISSUER          YES          FOR               FOR
of the Supervisory Board for the 2008 financial year

PROPOSAL #5.: Election of the auditor for the 2009                         ISSUER          YES          FOR               FOR
financial year, interim accounts

PROPOSAL #6.: Authorization to acquire own shares for                      ISSUER          YES          FOR               FOR
 trading purposes (paragraph 71 (1) No. 7 Stock
Corporation Act)

PROPOSAL #7.: Authorization to acquire own shares                          ISSUER          YES          FOR               FOR
pursuant to paragraph 71 (1) No. 8 Stock Corporation
Act as well as for their use with the possible
exclusion of pre-emptive rights

PROPOSAL #8.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association relating to the registration period for
the General Meeting

PROPOSAL #9.: Amendment to paragraph 19 (2) sentence                       ISSUER          YES          FOR               FOR
3 of the Articles of Association to accord with the
rules of the Act on the Implementation of the
Shareholder Rights Directive

PROPOSAL #10.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive
rights, also in accordance with paragraph 186 (3)
sentence 4 Stock Corporation Act) and amendment to
the Articles of Association

PROPOSAL #11.: Creation of new authorized capital for                      ISSUER          YES          FOR               FOR
 capital increases in cash or in kind (with the
possibility of excluding pre-emptive rights) and
amendment to the Articles of Association

PROPOSAL #12.: Creation of new authorized capital                          ISSUER          YES          FOR               FOR
(with the possibility of excluding pre-emptive rights
 for broken amounts as well as in favour of holders
of option and convertible rights) and amendment to
the Articles of Association

PROPOSAL #13.: Authorization to issue participatory                        ISSUER          YES          FOR               FOR
notes with warrants and/ or convertible participatory
 notes, bonds with warrants and convertible bonds
(with the possibility of excluding pre-emptive
rights), creation of conditional capital and
amendment to the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE BOERSE AG, FRANKFURT AM MAIN
  TICKER:                N/A             CUSIP:     D1882G119
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation Of the                       ISSUER          YES          FOR               FOR
distribution Profit of EUR 500,000,000 as follows:
payment of a dividend of EUR 2.10 per no-par share
EUR 109,811,753.30 shall be allocated to the other
revenue reserves ex-dividend date: 21 MAY 2009
payable date: 22 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.1: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Richard Berliand

PROPOSAL #5.2: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Joachim Faber

PROPOSAL #5.3: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Manfred Gentz

PROPOSAL #5.4: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Richard M. Hayden

PROPOSAL #5.5: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Craig Heimark

PROPOSAL #5.6: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Dr. Konrad Hummler

PROPOSAL #5.7: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. David Krell

PROPOSAL #5.8: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Hermann-Josef Lamberti

PROPOSAL #5.9: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Mr. Friedrich Merz

PROPOSAL #5.10: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Thomas Neisse

PROPOSAL #5.11: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Mr. Gerhard Roggemann

PROPOSAL #5.12: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. Erhard Schipporeit

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 31 OCT 2010,
 the Company shall also be authorized to use put and
call options for the acquisition of own shares of up
to 5% of the Company's share capital, at a price
neither more than 10 above, nor more than 20% below
the market price of the shares, the Board of Managing
 Director's shall be authorized use the shares for
all legally permissible purposes, especially, to use
the shares for mergers and acquisitions, to offer the
 shares to employees, executives and retired
employees of the Company and its affiliates, to use
the shares within the scope of the Company's stock
option plan, to dispose of the shares in a manner
other than the stock exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, and to retire

PROPOSAL #7.: Amendments to the Articles of                                ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the Shareholders Rights Act (ARUG), as follows:
Section 15(2) of the Article of Association in
respect of the convocation of t he shareholders
meeting being published in the electronic federal
gazette at least 30 days prior to the meeting, the
publishing date of the convocation not being included
 in the 30 day period Section 16(1) of the Article of
 Association in respect of shareholders being
entitled to participate and vote at the shareholders
meeting if they are entered in the Company's share
register and register with the Company by the sixth
day prior to the meeting, Section 16 of the Article
of Association in respect of its heading being
reworded as follows: attendance, voting rights
Section 16(3) of the Article of Association in
respect of proxy-voting instructions being issued in
writing, unless a less stringent form is stipulated
by Law, Section 17 of the Article of Association in
respect of its heading being reworded as follows:
Chairman, broadcast of the AGM Section 17(4) of the
Article of Association in respect of the Board of
Managing Director's being authorized to allow the
audiovisual transmission of the shareholders meeting

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE LUFTHANSA AG, KOELN
  TICKER:                N/A             CUSIP:     D1908N106
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the audited financial                        ISSUER          NO           N/A               N/A
statements, the approved consolidated financial
statements, the management report for the Company and
 the Group for the 2008 financial year as well as the
 report of the Supervisory Board

PROPOSAL #2.: Appropriation of the distributable                           ISSUER          YES          FOR               FOR
profit for the 2008 financial year

PROPOSAL #3.: Approval of Executive Board's acts for                       ISSUER          YES          FOR               FOR
the 2008 financial year

PROPOSAL #4.: Approval of Supervisory Board's acts                         ISSUER          YES          FOR               FOR
for the 2008 financial year

PROPOSAL #5.: Authorisation to purchase own shares                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Creation of new Authorised Capital B                         ISSUER          YES          FOR               FOR
for employee shares and a corresponding amendment to
the Articles of Association

PROPOSAL #7.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association to abolish concessionary flights for
Supervisory Board members

PROPOSAL #8.: Appointment of auditors for the annual                       ISSUER          YES          FOR               FOR
financial statements in the 2009 financial year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE POST AG, BONN
  TICKER:                N/A             CUSIP:     D19225107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,093,186,345.76 as
follows: payment of a dividend of EUR 0.60 per no-par
 share EUR 367,776,821.36 shall be carried forward
ex-dividend and payable date: 22 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY, the abbreviation 2009 FY and the interim report:
PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital through the stock
exchange, at a price not deviating more than 10%.
from the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 15% from the market
price of the shares, on or before 30 SEP 2010, the
existing authorization to acquire own shares shall be
 revoked when the above authorization comes into
effect, the Board of Managing Directors shall be
authorized to dispose of the shares in a manner other
 than through the stock exchange or by way of a
public offer to all shareholders, to retire the
shares and to exclude shareholders' subscription
rights in connection with mergers and acquisitions,
for up to 10%. of the Company's share capital in
order to dispose of the shares against payment in
cash if the price at which the shares are sold is not
 materially below the market price of the shares, for
 the satisfaction of conversion and/or option rights,
 and in order to use the shares as remuneration for
executive Members of the Company or its affiliates

PROPOSAL #7.: Approval of the use of derivatives                           ISSUER          YES          FOR               FOR
[call and put options] for the purpose of acquiring
own shares as per item 6

PROPOSAL #8.: Resolution on the creation of new                            ISSUER          YES          FOR               FOR
authorized capital, and the correspondence amendment
to the Articles of association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the Company's
share capital by up to EUR 240,000,000, through the
issue of up to 240,000,000 new registered no-par
shares against payment in cash or kind, on or before
20 APR 2014, shareholders shall be granted
subscription rights except for residual amounts and a
 capital increase of up to 10% of the Company's share
 capital if the new shares are issued at a price not
materially below their market price, the existing
authorization to increase the Company's share capital
 shall be revoked when the authorized capital 2009
comes into effect, Section 5(2) of the Articles of
Association shall be amended accordingly, the
Supervisory Board shall be authorized to amend the
Articles of Association in accordance with the
implementation of the aforementioned authorization

PROPOSAL #9.a: Elections to the Supervisory Board Mr.                      ISSUER          YES          FOR               FOR
 Ulrich Schroeder

PROPOSAL #9.B: Elections to the Supervisory Board                          ISSUER          YES          FOR               FOR
Mr.Henning Kagermann

PROPOSAL #9.C: Elections to the Supervisory Board                          ISSUER          YES          FOR               FOR
Mr.Stefan Schulte

PROPOSAL #10.: Amendments to the Articles of                               ISSUER          YES          FOR               FOR
Association a) Section 19(1), in respect of sentence
3 and 4 being deleted without replacement b) Section
19(2), in respect of proxy-voting instructions being
issued in writing, via a re-ply sheet issued by the
Company or on the website named in the invitation RE,
 the use of electronic means of communication or a
written statement for the issue of proxy-voting
instructions c) Section 18(1), in respect of the
shareholders' meetings being held at the Company's
seat, at the seat of a German Stock Exchange or in a
town with more than 200,000 inhabitants

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE POSTBANK AG
  TICKER:                N/A             CUSIP:     D1922R109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                           ISSUER          NO           N/A               N/A
financial statements and the approved consolidated
financial statements of the Management reports for
the Company and the Group [including the notes on the
 disclosures in accordance with Sections 289(4) and
315(4) of the German Commercial Code
[Handelsgesetzbuch   HGB]]

PROPOSAL #2.: Resolution on the formal approval of                         ISSUER          YES        AGAINST           AGAINST
the actions of the Management Board

PROPOSAL #3.: Resolution on the formal approval of                         ISSUER          YES        AGAINST           AGAINST
the actions of the Supervisory Board

PROPOSAL #4.: Appointment of auditors for the 2009 FY                      ISSUER          YES          FOR               FOR
 the abbreviation 2009 FY and for the interim report:
 PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #5.a: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Tessen von Heydebreck

PROPOSAL #5.B: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Wilfried Boysen

PROPOSAL #5.c: Elections to the Supervisory Board:                         ISSUER          YES        AGAINST           AGAINST
Henry Cordes

PROPOSAL #5.D: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Peter Hoch

PROPOSAL #5.e: Elections to the Supervisory Board:                         ISSUER          YES        AGAINST           AGAINST
Werner Steinmueller

PROPOSAL #5.f: Elections to the Supervisory Board:                         ISSUER          YES          FOR               FOR
Ralf Krueger

PROPOSAL #6.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
purchase own shares in accordance with Section 71(1)
Number 7 of the AktG

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
purchase and utilize own shares in accordance with
Section 71(1) Number 8 of the AktG

PROPOSAL #8.: Resolution on the creation of a new                          ISSUER          YES          FOR               FOR
Authorized Capital and amendment to the Articles of
Association

PROPOSAL #9.a: Decision on an authorization I to                           ISSUER          YES          FOR               FOR
issue convertible bonds, bonds with warrants, enjoy
rights and / or participating bonds (or combinations
of these instruments)

PROPOSAL #9.B: Decision about the creation of                              ISSUER          YES          FOR               FOR
conditional capital I

PROPOSAL #10.a: Resolution II, on an authorization to                      ISSUER          YES          FOR               FOR
 issue convertible bonds, bonds with warrants, enjoy
rights and / or participating bonds (or combinations
of these instruments)

PROPOSAL #10.B: Decision about the creation of                             ISSUER          YES          FOR               FOR
conditional capital II

PROPOSAL #11.: Amendment the Articles of Association                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE TELEKOM AG
  TICKER:                N/A             CUSIP:     D2035M136
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 5,297,162,661.31 as
follows: payment of a dividend of EUR 0.78 per no-par
 share EUR 1,911,426,720.19 shall be carried forward
ex-dividend and payable date: may 01 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Postponement of the ratification of the                      ISSUER          YES          FOR               FOR
 Acts of Klaus Zumwinkel, former Member of the
Supervisory Board, during the 2008 FY.

PROPOSAL #5.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board the Acts of the Members of the
Supervisory Board during the 2008 FY shall be
ratified with the exception of Acts by Klaus Zumwinkel

PROPOSAL #6.: Appointment of Auditors a) for the 2009                      ISSUER          YES          FOR               FOR
 FY PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart b) for the abbreviation 2009 FY
and the review of the interim report:
PricewaterhouseCoopers AG, Frankfurt and Ernst &
Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to acquire
 shares of the Company of up to 10% of the Company's
share capital through the Stock Exchange at prices
not deviating more than 5% from the market price of
the shares or by way of a public repurchase offer to
all shareholders at prices not deviating more than
10% from the market price of the shares, on or before
 29 OCT 2010, the shares may also be acquired by
third parties or the Company's affiliates, the Board
of Managing Directors shall be authorized, with the
consent of the Supervisory Board, to dispose of the
shares by way of an offer to all shareholders and to
exclude shareholders subscription rights to dispose
of the shares through the Stock Exchange, float the
shares on Foreign Stock Exchanges at prices not more
than 5% below the market price of the shares, use the
 shares in connection with mergers and acquisitions
and as employee shares for employees of the Company
and its affiliates, sell the shares to third parties
against payment in cash at a price not materially
below the market price of the shares, satisfy conv.
and/or option rights, for residual amounts, and to
retire the shares

PROPOSAL #8.: Election of Joerg Asmussen to the                            ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #9.: Election of Ulrich Schroeder to the                          ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #10.: Approval of the control and Profit                          ISSUER          YES          FOR               FOR
Transfer Agreement with the Company's subsidiary
Interactive Media CCSP GMBH, effective retroactively
from 01 JAN 2009 for at least 5 years

PROPOSAL #11.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2004 and the creation of the
authorized capital 2009/I against payment in kind,
and the correspondence amendment to the Art of
Association a) The authorized capital 2004 shall be
revoked when the new authorized capital comes into
effect b) The Board of MDs shall be authorized, with
the consent of the Supervisory Board, to increase the
 Company's share capital by up to EUR 2,176,000,000
through the issue of up to 850,000,000 registered no-
par shares against payment in kind, on or before
April 29, 2014. The Board of Managing Directors shall
 be authorized, with the consent of the Supervisory
Board, to exclude shareholders subscription right s
in connection with mergers and acquisitions
(authorized capital 2009/I) c) Section 5(2) of the
Art. of Association shall be amended accordingly

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          YES          FOR               FOR
authorized capital 2006 and the creation of the
authorized capital 2009/II against payment in cash
and/or kind, and the correspondent amendment to the
Art of Association a) The authorized capital 2006
shall be revoked when the new authorized capital
comes into effect b) The Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to increase the Company's share
capital by up to EUR 38,400,000 through the issue of
up to 15,000,000 registered no-par shares against
payment in cash and/or kind, on or before April 29,
2014, Shareholders, subscription rights shall be
excluded, the new shares shall only be issued to
employees of the Company and its affiliates, c)
Section 5(3) of the Art of Association shall be

PROPOSAL #13.: Amendment to Section 15(2) of the Art                       ISSUER          YES          FOR               FOR
of Association, in respect of the Board of Managing
Directors being authorized to permit the audiovisual
transmission of the shareholders meeting

PROPOSAL #14.: Amendment to Section 16(1) and 2) of                        ISSUER          YES          FOR               FOR
the Art of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEXIA SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B3357R218
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.I: Receive Directors and Auditors                              ISSUER          NO           N/A               N/A
Reports, consolidated financial statements and

PROPOSAL #OII.1: Approve the financial statements                          ISSUER          NO           N/A               N/A

PROPOSAL #OII.2: Approve the allocation of income                          ISSUER          NO           N/A               N/A

PROPOSAL #OII.3: Grant discharge to the Directors                          ISSUER          NO           N/A               N/A

PROPOSAL #OII.4: Grant discharge to the Auditors                           ISSUER          NO           N/A               N/A

PROPOSAL #OII.5: Elect Mr. JeanLuc Dehaene as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #OII.6: Elect Mr. Pierre Mariani as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #OII.7: Elect Mr. Bruno Bezard as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #OII.8: Elect Mr. Koen Van Loo as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #OII.9: Elect Mr. Alain Quinet as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #OII10: Re-elect Mr. Francis Vermeiren as a                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #OII11: Re-elect Mr. Bernard Lux as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #OII12: Approve to indicate Messrs. JeanLuc                       ISSUER          NO           N/A               N/A
Dehaene, Gilles Benoist, Denis Kessler, Catherine
Kopp, Andre LevyLang, and Brian Unwin as the
Independent Board Members

PROPOSAL #E.I: Grant authority to the issuance of                          ISSUER          NO           N/A               N/A
Equity by renewal of the authorized capital

PROPOSAL #E.II: Grant authority to repurchase the                          ISSUER          NO           N/A               N/A
Issued Shares

PROPOSAL #E.III: Approve the reduction in Share                            ISSUER          NO           N/A               N/A
Ownership Threshold to 1%

PROPOSAL #E.IV: Grant authority to the implementation                      ISSUER          NO           N/A               N/A
 of approved resolutions and filing of required
documents/formalities at Trade Registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEXIA SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B3357R218
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the special Board report                             ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the special Auditor report                           ISSUER          NO           N/A               N/A

PROPOSAL #3.1.A: Approve the issuance of Warrants for                      ISSUER          NO           N/A               N/A
 the Belgian and French States

PROPOSAL #3.1.B: Approve the possibility to issue                          ISSUER          NO           N/A               N/A
Profit Certificates A instead of shares for the
Belgian and French States

PROPOSAL #3.1.C: Approve the issuance of shares by                         ISSUER          NO           N/A               N/A
contribution in kind regarding conversion of Warrants
 under Item 3.1.A

PROPOSAL #3.1.D: Approve the issuance of shares by                         ISSUER          NO           N/A               N/A
contribution in kind regarding conversion of Profit
Certificates under Item 3.1.B

PROPOSAL #3.1.E: Grant authority for the                                   ISSUER          NO           N/A               N/A
implementation of approved resolutions regarding
issuance of warrants

PROPOSAL #3.1.F: Grant authority for the                                   ISSUER          NO           N/A               N/A
implementation of approved resolutions regarding
issuance of Profit Certificates A

PROPOSAL #3.2: Grant authority for the implementation                      ISSUER          NO           N/A               N/A
 of approved resolutions and filing of required
documents/formalities at Trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGEO PLC
  TICKER:                N/A             CUSIP:     G42089113
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts of 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report of 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Dr. Franz B. Humer as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Ms. Maria Lilja as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #6.: Re-elect Mr. W S Shanahan as Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #7.: Re-elect Mr. H T Stitzer as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #8.: Elect Mr. Philip G Scott as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint the Auditors and approve the                      ISSUER          YES          FOR               FOR
 remuneration of the Auditors

PROPOSAL #10.: Grant authority to allot relevant                           ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.11: Approve the dis-application of pre-                        ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.12: Grant authority to purchase own                            ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #13.: Grant authority to make political                           ISSUER          YES        ABSTAIN           AGAINST
donations and/or incur political expenditure

PROPOSAL #14.: Adopt the Diageo Plc 2008 Performance                       ISSUER          YES          FOR               FOR
Share Plan

PROPOSAL #15.: Adopt the Diageo Plc 2008 Senior                            ISSUER          YES          FOR               FOR
Executive Share Option Plan

PROPOSAL #16.: Grant authority to establish                                ISSUER          YES          FOR               FOR
international share plans

PROPOSAL #S.17: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIC CORPORATION
  TICKER:                N/A             CUSIP:     J1280G103
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DNB NOR ASA, OSLO
  TICKER:                N/A             CUSIP:     R1812S105
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the remuneration rates for                           ISSUER          YES          FOR               FOR
Members of the Supervisory Board, Control Committee
and Election Committee as specified

PROPOSAL #2.: Approve Statutory Auditor's                                  ISSUER          YES          FOR               FOR
remuneration for 2008 of NOK 575,000 for DnB NOR ASA

PROPOSAL #3.: Approve the 2008 annual report and                           ISSUER          YES          FOR               FOR
accounts, as well as the proposal for the coverage of
 the loss for the year, including no dividend
distribution to shareholders for 2008

PROPOSAL #4.1: Re-elect Mr. Anne Cathrine Frostrup,                        ISSUER          YES          FOR               FOR
Honefoss as a Member to the Supervisory Board until
the AGM in 2011

PROPOSAL #4.2: Re-elect Ms. Elisabeth Graedsen,                            ISSUER          YES          FOR               FOR
Lillehammer as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.3: Elect Mr. Leif O. Hoegh, London                             ISSUER          YES          FOR               FOR
[former deputy] as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.4: Re-elect Mr. Knut Hartvig Johansson,                        ISSUER          YES          FOR               FOR
Snaroya as a Member to the Supervisory Board until
the AGM in 2011

PROPOSAL #4.5: Elect Mr. Alf Kirkesaether, Hammerfest                      ISSUER          YES          FOR               FOR
 as a Member to the Supervisory Board until the AGM
in 2011

PROPOSAL #4.6: Re-elect Mr. Thomas Leire,                                  ISSUER          YES          FOR               FOR
Kristiansand as a Member to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.7: Elect Mr. Amund Skarholt, Oslo as a                         ISSUER          YES          FOR               FOR
Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.8: Re-elect Mr. Merethe Smith, Oslo as a                       ISSUER          YES          FOR               FOR
Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.9: Re-elect Mr. Birger Solberg, Oslo as a                      ISSUER          YES          FOR               FOR
 Member to the Supervisory Board until the AGM in 2011

PROPOSAL #4.10: Re-elect Mr. Gine Wang, Stavanger as                       ISSUER          YES          FOR               FOR
a Member to the Supervisory Board until the AGM in

PROPOSAL #4.11: Re-elect Mr. Lisbeth Berg-Hansen,                          ISSUER          YES          FOR               FOR
Bindalseidet as a Deputy to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.12: Re-elect Mr. Erik Buchmann, Oslo as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.13: Re-elect Mr. Turid Dankertsen, Oslo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.14: Re-elect Mr. Rolf Domstein, Maloy as                       ISSUER          YES          FOR               FOR
a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.15: Re-elect Mr. Harriet Hagan, Alta as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.16: Re-elect Mr. Bente Hagem, As as a                          ISSUER          YES          FOR               FOR
Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.17: Re-elect Mr. Rolf Hodne, Stavanger as                      ISSUER          YES          FOR               FOR
 a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.18: Re-elect Mr. Liv Johansson, Oslo as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.19: Re-elect Mr. Herman Mehren,                                ISSUER          YES          FOR               FOR
Nevlunghavn as a Deputy to the Supervisory Board
until the AGM in 2011

PROPOSAL #4.20: Re-elect Mr. Gry Nilsen, Drammen as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.21: Re-elect Mr. Einar Nistad, Radal as a                      ISSUER          YES          FOR               FOR
 Deputy to the Supervisory Board until the AGM in 2011

PROPOSAL #4.22: Re-elect Mr. Asbjorn Olsen, Skedsmo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.23: Re-elect Mr. Oddbjorn Paulsen, Bodo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.24: Re-elect Mr. Anne Bjorg Thoen, Oslo                        ISSUER          YES          FOR               FOR
as a Deputy to the Supervisory Board until the AGM in

PROPOSAL #4.25: Re-elect Mr. Lars Wenaas, Mandalen as                      ISSUER          YES          FOR               FOR
 a Deputy to the Supervisory Board until the AGM in

PROPOSAL #5.1: Re-elect Mr. Frode Hassel, Trondheim                        ISSUER          YES          FOR               FOR
[Chairman] as a Member to the Control Committee, as
well as the Committee Chairman and Vice-Chairman,
with a term of Office until the AGM in 2011

PROPOSAL #5.2: Re-elect Mr. Thorstein Overland, Oslo                       ISSUER          YES          FOR               FOR
as a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.3: Elect Mr. Karl Olav Hovden, Kolbotn as                      ISSUER          YES          FOR               FOR
 a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.4: Re-elect Mr. Svein N. Eriksen, Oslo as                      ISSUER          YES          FOR               FOR
 a Member to the Control Committee, as well as the
Committee Chairman and Vice-Chairman, with a term of
Office until the AGM in 2011

PROPOSAL #5.5: Re-elect Mr. Svein Brustad, Oslo as a                       ISSUER          YES          FOR               FOR
Deputy to the Control Committee, with a term of
Office until the AGM in 2011

PROPOSAL #5.6: Re-elect Mr. Merethe Smith as a Deputy                      ISSUER          YES          FOR               FOR
 to the Control Committee, with a term of Office
until the AGM in 2011

PROPOSAL #6.: Approve the binding guidelines for                           ISSUER          YES          FOR               FOR
shares, subscription rights, options etc. for the
coming accounting year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOWA HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J12432126
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Outside Substitute  Corporate                      ISSUER          YES          FOR               FOR
 Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DRAX GROUP PLC, SELBY
  TICKER:                N/A             CUSIP:     G2904K127
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited accounts of the Company for the YE 31
DEC 2008 together with the report of the Auditors on
those audited accounts and the auditable part of the
Directors remuneration report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 contained within the
annual report and accounts

PROPOSAL #3.: Declare the final dividend of 38.3                           ISSUER          YES          FOR               FOR
pence per share for the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. David Lindsell as a Director                       ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #5.: Elect Mr. Tony Quinlan, as a Director                        ISSUER          YES          FOR               FOR
of the Company who retires in accordance with the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Charles Berry as a                              ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Jamie Dundas as a Director                      ISSUER          YES          FOR               FOR
 of the Company who retires by rotation pursuant to
the Company's Articles of Association

PROPOSAL #8.: Re-elect Ms. Dorothy Thompson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation
pursuant to the Company's Articles of Association

PROPOSAL #9.: Re-appoint Deloitte and Touche LLP as                        ISSUER          YES          FOR               FOR
the Auditors of the Company to hold office from the
conclusion of the meeting until the conclusion of the
 next AGM at which accounts are laid before the

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [CA 1985]
to exercise all the powers of the Company to allot
relevant securities [within the meaning of that
section], such authority to be limited to the
allotment of relevant securities up to an aggregate
nominal amount of GBP 13,068,783; and that, in
addition to the authority conferred by sub-paragraph
(a) above, as specified to exercise all the powers of
 the Company to allot equity securities [within the
meaning of Section 94 CA 1985] in connection with a
rights issue in favour of ordinary shareholders where
 the equity securities respectively attributable to
the interests of all such ordinary shareholders are
proportionate [as specified ] to the respective
numbers of ordinary shares held by them, but subject
to such exclusions or other arrangements as the
Directors may deem necessary or expedient in relation
 to treasury shares, fractional entitlements or any
legal or practical problems under the laws of, or the
 requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever up to an aggregate nominal amount of
GBP13,068,783, provided that the authorities
conferred by sub-paragraphs (a) and (b) [Authority
expires at the conclusion of the next AGM of the
Company or 30 JUN 2010 after the passing of this
resolution]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #12.: Authorize the Company in accordance                         ISSUER          YES          FOR               FOR
with Section 366 and 367 of CA 2006, the Company and
all of the Companies that are or become Subsidiaries
of the Company from time to time during the period
when this resolution is in full force and effect, in
aggregate: a)to make political donations to political
 parties and/or independent election candidates, as
defined in Sections 363 and 364 CA 2006, not
exceeding GBP 50,000 in total; and/or b) to make
political donations to political organizations other
than political parties, as defined in Sections 363
and 364 CA 2006, not exceeding GBP 50,000 in total;
and/or c) to incur political expenditure, as defined
in Section 365 CA 2006, not exceeding GBP 100,000 in
total; [authority expires whichever is earlier at the
 conclusion of the next AGM of the Company or 28 APR
2010]

PROPOSAL #S.13: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11 and pursuant to Section
95 CA 1985, to allot equity securities [Section 94 of
 CA 1985] for cash and/or to allot equity securities
where such allotment constitutes an allotment of
securities by virtue of Section 94(3A) CA 1985, as if
 Section 89(1) CA 1985 did not apply to any such
allotments, provided that this power shall be limited
 to the allotment of equity securities: pursuant to
the authority conferred by sub-paragraph (a) and/or
sub-paragraph (b) of resolution 11 above, in
connection with an offer of such securities by way of
 a rights issue in favour of holders of ordinary
shares in the Company where the equity securities
respectively attributable to the interests of all
such holders are proportionate [as specified] to
their respective holdings of ordinary shares [but
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to treasury shares, fractional entitlements
or any legal or practical problems under the laws of,
 or the requirements of any regulatory body or any
Stock Exchange in, any territory or by virtue of
shares being represented by depositary receipts or
otherwise howsoever]; pursuant to the authority
conferred by sub-paragraph (a) of resolution 11
above, in connection with an open offer or other
offer of securities [not being a rights issue] in
favour of holders of ordinary shares in the Company
where the equity securities respectively attributable
 to the interests of all such holders are
proportionate [as specified] to their respective
holdings of ordinary shares (but subject to such
exclusions or other arrangements as the directors may
 deem necessary or expedient in relation to treasury
shares, fractional entitlements or any legal or
practical problems under the laws of, or the
requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depositary receipts or otherwise
 howsoever]; and otherwise than pursuant to sub-
paragraphs (a) and (b) above, up to an aggregate
nominal amount of GBP 1,960,317, [Authority expires
at the conclusion of the next AGM of the Company or
30 JUN 2010 after the passing of this resolution];
and the Directors may allot equity securities after
the expiry of this authority in pursuance of such an

PROPOSAL #S.14: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of CA1985, to make
 one or more market purchases [Section 163(3) of CA
1985] of ordinary shares in the capital of the
Company on such terms and in such manner as the
Directors of the Company may from time to time
determine, provided that: a)the maximum aggregate
number of ordinary shares to be purchased is
33,939,896 representing approximately 10% of the
issued ordinary share capital; b) the minimum price
[exclusive of expenses] which may be paid for a
ordinary share shall be the nominal amount of such
ordinary share [exclusive of expenses]; c)the maximum
 price [exclusive of expenses] which may be paid for
an ordinary share shall not exceed 105% of the
average of the middle market quotations for an
ordinary share as derived from the London Stock
Exchange Daily Official List for the 5 business days
in respect of which such Daily Official List is
published immediately preceding the day on which the
share is contracted to be purchased; [Authority
expires the earlier at the conclusion of the next AGM
 of the Company after the date of passing of this
resolution or 15 months after the date of passing of
this resolution]; and may make a contract to purchase
 ordinary shares which will or may be executed wholly

PROPOSAL #15.: Approve, that the Drax Bonus Matching                       ISSUER          YES          FOR               FOR
Plan [the 'Plan' or '147;BMP'] [the main features of
which are summarized on page 5 and in Part D Summary
of the principal terms of the Drax Bonus Matching
Plan on pages 6 to 8 and a copy of the draft rules of
 which were produced to the Meeting and for the
purpose of identification initialed by the Chairman]
and authorize the Directors to do all such acts and
things necessary or expedient to carry the Plan into

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF
  TICKER:                N/A             CUSIP:     D24914133
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the re-port
pursuant to sect ions 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribute profit of EUR 2,856,795,549 as follows:
payment of a dividend of EUR 1.50 per no-par share
ex-dividend and payable date: 05 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Election of Mr. Jens P. Heyerdahl D.Y.                       ISSUER          YES          FOR               FOR
to the Supervisory Board

PROPOSAL #6.A: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: PricewaterhouseCoopers
Aktiengesellschaft Wirtschaftspruefungsgesellschaft,
Duesseldorf, is appointed as the auditor for the
annual as well as the consolidated financial
statements for the 2009 financial year.

PROPOSAL #6.B: Election of the auditor for the 2009                        ISSUER          YES          FOR               FOR
financial year as well as for the inspection of
financial statements: in addition,
PricewaterhouseCoopers Aktiengesellschaft
Wirtschaftspruefungsgesellschaft, Duesseldorf, is
appointed as the auditor for the inspection of the
abbreviated financial statements and the interim
management report for the first half of the 2009
financial year.

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #8.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #9.A: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association a)
authorization I: the Board of Managing Directors
shall be authorized, with the con sent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
Company, on or before 05 MAY 2014 shareholders shall
be granted subscription except, for residual amounts,
 for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10% of the share capital if such
bonds are issued at a price not materially below
their theoretical market value shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #9.B: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds , profit-
sharing rights and/or participating bonds, the
creation of contingent capital, and the corresponding
 amendment to the Articles of Association b)
authorization ii: the board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to issue bonds or profit-sharing
rights of up to EUR 5,000,000,000, conferring
convertible and/or option rights for shares of the
company, on or before 05 May 2014, shareholders shall
 be granted subscription except, for residual
amounts, for the granting of such rights to other
bondholders, and for the issue of bonds conferring
convertible and/or option rights for shares of the
company of up to 10 pct. of the share capital if such
 bonds are issued at a price not materially below
their theoretical market value, shareholders'
subscription rights shall also be excluded for the
issue o f profit-sharing rights and/or participating
bonds without convertible or option rights with
debenture-like features, the Company's share capital
shall be increased accordingly by up to EUR
175,000,000 through the issue of up to 175,000,000
new registered shares, insofar as convertible and/or
option rights are exercised [contingent capital 2009

PROPOSAL #10.: Adjustment of the object of the                             ISSUER          YES          FOR               FOR
Company and the corresponding amendment to the
Articles of Association

PROPOSAL #11.A: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] a) amendment to
section 19[2]2 of the Articles of Association in
respect of the Board of Directors being authorized to
 allow the audiovisual transmission of the
shareholders' meeting

PROPOSAL #11.B: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] b) amendment to
section 20[1] of the Articles of Association in
respect of proxy-voting instructions being issued in
written or electronically in a manner defined by the
Company

PROPOSAL #11.C: Amendments to the Articles of                              ISSUER          YES          FOR               FOR
Association in accordance with the implementation of
the shareholders' rights act [ARUG] c) amendment to
section 18[2] of the Articles of Association in
respect of shareholders being entitled to participate
 and vote at the shareholders' meeting if they
register with the Company by the sixth day prior to

PROPOSAL #12.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.ON Einundzwanzigste Verwaltungs GMBH,
effective until at least 31 DEC 2013

PROPOSAL #13.: Approval of the control and profit                          ISSUER          YES          FOR               FOR
transfer agreement with the Company's wholly-owned
subsidiary, E.On Zweiundzwanzigste Verwaltungs Gmbh,
effective until at least 31 DEC 2013

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EAST JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J1257M109
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Proposal for appropriation of retained                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #2.: Partial amendment to the Articles of                         ISSUER          YES          FOR               FOR
Incorporation: Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of Director                                        ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Election of Corporate Auditor                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Election of Corporate Auditor                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Payment of bonuses to Directors and                          ISSUER          YES          FOR               FOR
Corporate Auditors

PROPOSAL #6.: Shareholders' Proposals: Partial                             ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (1)
Expansion of authority of the General Meeting of
Shareholders by the Articles of Incorporation

PROPOSAL #7.: Shareholders' Proposals: Establishment                       ISSUER          YES        AGAINST             FOR
of a Special Committee for Compliance Surveillance

PROPOSAL #8.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (2)
Disclosure of individual Director's remunerations to
shareholders

PROPOSAL #9.: Shareholders' Proposals: Partial                             ISSUER          YES          FOR             AGAINST
amendment to the Articles of Incorporation (3)
Requirement for appointment of outside Directors

PROPOSAL #10.: Shareholders' Proposals: Partial                            ISSUER          YES        AGAINST             FOR
amendment to the Articles of Incorporation (4)
Deletion of Article 26 (Principal Executive Advisers
and Advisers, etc.) of the current Articles of
Incorporation and addition of new Article 26 (Special
 Committee)

PROPOSAL #11.1: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.2: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.3: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.4: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.5: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.6: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.7: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #11.8: Shareholders' Proposals: Dismissal of                      ISSUER          YES        AGAINST             FOR
 Director

PROPOSAL #12.1: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.2: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.3: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.4: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #12.5: Shareholders' Proposals: Election of                       ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #13.: Shareholders' Proposals: Reduction of                       ISSUER          YES        AGAINST             FOR
remunerations to Directors and Corporate Auditors

PROPOSAL #14.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (1)

PROPOSAL #15.: Shareholders' Proposals: Proposal for                       ISSUER          YES        AGAINST             FOR
appropriation of retained earnings (2)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP RENOVAVEIS, SA, OVIEDO
  TICKER:                N/A             CUSIP:     E3847K101
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual accounts                       ISSUER          YES          FOR               FOR
as well as those consolidated with its subsidiaries
for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the proposed application of                          ISSUER          YES          FOR               FOR
results for the FY of 2008

PROPOSAL #3.: Receive and approve the individual                           ISSUER          YES          FOR               FOR
Management report, the consolidated Management report
 with its subsidiaries and its Corporate Governance
report for the FY of 2008

PROPOSAL #4.: Approve the Management conducted by the                      ISSUER          YES          FOR               FOR
 Board of Directors during the FY of 2008

PROPOSAL #5.: Approve the analysis for consultation                        ISSUER          YES          FOR               FOR
purposes of the remuneration policies for the
Managers of the Company

PROPOSAL #6.: Approve the delegation powers to the                         ISSUER          YES          FOR               FOR
formalization and implementation of al l resolutions
adopted at the AGM for the purpose of celebrating the
 respectibe public deed and to permit its
interpretation, correction, addition or development
in order to obtain the appropriate registrations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDP-ENERGIAS DE PORTUGAL SA, LISBOA
  TICKER:                N/A             CUSIP:     X67925119
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the deliberations made on the                         ISSUER          NO           N/A               N/A
Supervisory Board meeting on 05 MAR 2009

PROPOSAL #2.: Approve the individual and consolidated                      ISSUER          NO           N/A               N/A
 account reporting document for the 2008 FY,
including the sole Management report, the individual
and consolidated accounts, the annual report and the
opinion of the General and Supervisory Board and the
sole legal certification of the accounts

PROPOSAL #3.: Approve the proposal for the allocation                      ISSUER          NO           N/A               N/A
 of profits

PROPOSAL #4.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
Management and the Supervision of the Company

PROPOSAL #5.: Elect the Members of the Governing                           ISSUER          NO           N/A               N/A
Bodies for 2009/2011

PROPOSAL #6.: Authorize the Executive Board of                             ISSUER          NO           N/A               N/A
Directors for the acquisition and sale of own shares
by EDP and subsidiaries of EDP

PROPOSAL #7.: Authorize the Executive Board of                             ISSUER          NO           N/A               N/A
Directors for the acquisition and sale of own bonds
by EDP and subsidiaries of EDP

PROPOSAL #8.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
remuneration policy of the Governing Bodies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG EUROBANK ERGASIAS S A
  TICKER:                N/A             CUSIP:     X1898P101
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
of the Bank in accordance with Law 3723/2008, with
the issue of redeemable preference shares without
voting rights, to the Greek state foregoing pre-
emption rights for existing shareholders, and amend
the Article 5 and 6 of the Articles of Association

PROPOSAL #2.: Approve the treasury shares special                          ISSUER          NO           N/A               N/A
scheme, in accordance with Article 16 of the Company
Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG EUROBANK ERGASIAS SA
  TICKER:                N/A             CUSIP:     X1898P101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for                         ISSUER          NO           N/A               N/A
the YE 31 DEC 2008; the Directors' and the Auditor's
reports, the distribution of profits

PROPOSAL #2.: Approve the distribution of dividend in                      ISSUER          NO           N/A               N/A
 the form of shares with a corresponding capital
increase by capitalization of 2008 profits; amend
Article 5 of the Articles of Association; authorize
the Board of Directors to immediately sell any
fractional rights that might result from the
aforementioned distribution and credit shareholders
with the proceeds

PROPOSAL #3.: Approve the distribution free shares to                      ISSUER          NO           N/A               N/A
 Junior-Level Employees of the Bank, not exceeding
250 shares per employee, to be issued by
capitalization of taxed profits of previous FY; amend
 Article 5 of the Articles of Association accordingly

PROPOSAL #4.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors and the Auditors from all responsibility
for indemnification in relation to the FY 2008

PROPOSAL #5.: Appoint the Auditors for the FY 2009                         ISSUER          NO           N/A               N/A
and determination of their fees

PROPOSAL #6.: Approve the remuneration of Directors                        ISSUER          NO           N/A               N/A
and agreements in accordance with Articles 23A and 24
 of Company Law 2190/1920

PROPOSAL #7.: Approve to issue of a callable                               ISSUER          NO           N/A               N/A
convertible bond up to EUR 500 million for private
placement, foregoing pre-emption rights to existing
shareholders

PROPOSAL #8.: Amend the Article 6 of the Bank's                            ISSUER          NO           N/A               N/A
Articles of Association to enable share capital
increases through the issue of only 1 category of
shares according to Article 13 Paragraph 7 of
Companies Law 2190/1920

PROPOSAL #9.: Ratify the appointment of the Greek                          ISSUER          NO           N/A               N/A
State's representative as an additional Member of the
 Board in accordance with L.3723/2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG EUROBANK ERGASIAS SA
  TICKER:                N/A             CUSIP:     X1898P101
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to issue of a callable                               ISSUER          NO           N/A               N/A
convertible bond up to EUR 500 million for private
placement, foregoing pre-emption rights to the
existing shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EFG INTERNATIONAL AG, ZUERICH
  TICKER:                N/A             CUSIP:     H2078C108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group 2008 reports of
the Auditors and the Group Auditor

PROPOSAL #2.: Approve the distribution of A bonus                          ISSUER          YES          FOR               FOR
dividend through EFG Finance [Guernsey] limited in
favour of the Members of class B shares of EFG
Finance [Guernsey) limited

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet

PROPOSAL #4.: Grant discharge to the Acts of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Management

PROPOSAL #5.A: Re-elect Mr. Jean Pierre Cuoni as a                         ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #5.B: Re-elect Mr. Emmanuel Leonard Bussetil                      ISSUER          YES        AGAINST           AGAINST
 as a Board of Director

PROPOSAL #5.C: Re-elect Mr. Spiro J. Latsis as a                           ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #5.D: Re-elect Mr. Hugh Napier Matthews as a                      ISSUER          YES          FOR               FOR
 Board of Director

PROPOSAL #5.E: Re-elect Mr. Pericles-Paul Petalas as                       ISSUER          YES        AGAINST           AGAINST
a Board of Director

PROPOSAL #5.F: Re-elect Mr. Hans Niederer as a Board                       ISSUER          YES        AGAINST           AGAINST
of Director

PROPOSAL #5.G: Elect Mr. Erwin Richard Caduff as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #5.H: Elect Mr. Apostolos Tamvakakis as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #6.: Re-elect PricewaterhouseCoopers Sa the                       ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EIFFAGE SA
  TICKER:                N/A             CUSIP:     F2924U106
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and of the Auditors, and the Company's
financial statements for the YE in 2008, as
presented, showing an income of EUR 388,000,000.00

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting, showing an income [group share] of EUR
301,000,000.00 accordingly, and discharge to the
Board of Directors for the performance of their
duties during the said FY

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the
distributable income for the FY be appropriated as:
distributable income: EUR 387,582,020.68 plus
previous retained earnings: EUR 2,366,444,322.65
showing a balance available for distribution: EUR
2,754,026,343.33 allocated as: global dividend: EUR
108,000,000.00, for 90,000,000 shares withdrawal of
the sum: EUR 2,646,026,343.33 to the retained
earnings account total: EUR 2,754,026,343.33, the
shareholders will receive a net dividend of EUR 1.20
per share, and will entitle to the 40% deduction
provided by the French tax code, this dividend will
be paid on 30 APR 2009, in the event that the Company
 holds some of its own shares on such date, the
amount of the unpaid dividend on such shares shall be
 allocated to the retained earnings account besides,
it has been decided that the fraction of the legal
reserve exceeding 10% of the share capital, will be
appropriated to the ordinary reserve; as required by
law, it is reminded that, for the last 3 FY, the
dividends paid, were as follows: EUR 1.20 for FY
2007,: EUR 1.00 for FY 2006, EUR 1.50 for FY 2005

PROPOSAL #O.4: Approve, after hearing the special                          ISSUER          YES        AGAINST           AGAINST
report of the Auditors on agreements governed by
Article L. 225-38 of the French Commercial Code, said
 report and the transactions referred to therein

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 60.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
540,000,000.00, this authorization is given for an
18-month period, this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 25 JUN 2008 in its
Resolution 5, the shareholders' meeting delegates all
 powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mrs. Beatrice Breneol as a Director for a 3-year

PROPOSAL #O.7: Approve to renew the appointment Mr.                        ISSUER          YES          FOR               FOR
Bruno Flichy as a Director for a 3-year period

PROPOSAL #O.8: Appoint Mrs. Anne Duthilleul as a                           ISSUER          YES          FOR               FOR
Director for a 3-year period

PROPOSAL #O.9: Appoint Mr. Demetrio Ullastres as a                         ISSUER          YES          FOR               FOR
Director for a 3-year period

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions,
by canceling all or part of the shares held by the
Company in connection with a stock repurchase plan,
up to a limit of 10% of the share capital, i.e. a
maximum number of 9,000,000 shares, over a 24 month
period; [Authority expires after 24 month period],
and to the Board of Directors to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.11: Authorize the Bard of Directors all                        ISSUER          YES          FOR               FOR
powers to grant, in one or more transactions, to
beneficiaries chosen by it among employees and
Corporate Officers of the Company and related
Companies, options giving the right to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1,000,000;
 [Authority expires after 38 month period]; and to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.12: Approve the bearer of an original, a                       ISSUER          YES          FOR               FOR
copy or extract of the minutes of this meeting to
carry out all filings, publications and other
formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EISAI CO.,LTD.
  TICKER:                N/A             CUSIP:     J12852117
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELECTRIC POWER DEVELOPMENT CO.,LTD.
  TICKER:                N/A             CUSIP:     J12915104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations,
Increase Board Size to 14

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELECTRICITE DE FRANCE EDF
  TICKER:                N/A             CUSIP:     F2940H113
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.A: Approve the distribution of profits                         ISSUER          YES        AGAINST           AGAINST
for the FYE 31 DEC 2008 and the distribution of
dividend; this resolution was considered by the Board
 of Directors of EDF at its meeting of 01 APR 2009,
which was not approved [proposed by the Supervisory
Board of FCPE Actions EDF]

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors for the 2008 FY

PROPOSAL #O.B: Approve the payment of additional                           ISSUER          YES        AGAINST           AGAINST
attendance allowances allocated for the Board of
Directors for the 2008 FY, this draft resolution was
considered by the Board of Directors of EDF at its
meeting of 01 APR 2009, which was not approved
[proposed by the Supervisory Board of FCPE Actions

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.8: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital, with maintenance
 of preferential subscription rights of shareholders

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital, with cancellation of
preferential subscription rights of shareholders

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued in
case of a capital increase with or without
preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, profits, premiums or any other amount whose
 capitalization will be accepted

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital to remunerate an exchange
public offer initiated by the Company

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital in order to remunerate
contributions in kind granted to the Company

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital for the benefit of the
Members of an EDF savings plan

PROPOSAL #E.15: Authorize the Board of Director to                         ISSUER          YES          FOR               FOR
reduce the share capital

PROPOSAL #E.16: Grant powers for formalities                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELECTROLUX AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W24713120
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Marcus Wallenberg as a                       ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 2 minutes-checkers                               ISSUER          NO           N/A               N/A

PROPOSAL #5.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been properly convened

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the audit report as well as the consolidated accounts
 and the audit report for the Group

PROPOSAL #7.: Speech by the President, Mr. Hans                            ISSUER          NO           N/A               N/A
Straberg

PROPOSAL #8.: Presentation of the activities of the                        ISSUER          NO           N/A               N/A
Board of Directors and its Committees during the past
 year and the Auditor's presentation of the audit
work during 2008

PROPOSAL #9.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and the consolidated balance sheet

PROPOSAL #10.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Directors and the President

PROPOSAL #11.: Grant dispositions in respect of the                        ISSUER          YES          FOR               FOR
Company's profit pursuant to the adopted balance sheet

PROPOSAL #12.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Directors at 9 and without Deputy Directors, in
connection therewith, report on the work of the
Nomination Committee

PROPOSAL #13.: Approve the Directors' fees as                              ISSUER          YES          FOR               FOR
follows: SEK 1,600,000 to the Chairman of the Board
of Directors, SEK 550,000 to the Deputy Chairman of
the Board of Directors, SEK 475,000 to each of the
other Directors appointed by the AGM but not employed
 by Electrolux, and for Committee work, to the
Members who are appointed by the Board of Directors:
SEK 200,000 to the Chairman of the Audit Committee
and SEK 85,000 to each of the Members of the
Committee and SEK 120,000 to the Chairman of the
Remuneration Committee and SEK 55,000 to each of the
Members of Committee; and it be possible to pay part
of the fees to the Directors, in respect of their
assignment to the Board of Directors, in the form of
so-called synthetic shares, on the specified
principal terms and conditions as specified; and the
Auditor's fee be paid on the approved account

PROPOSAL #14.: Re-elect Messrs. Marcus Wallenberg,                         ISSUER          YES          FOR               FOR
Peggy Bruzelius, Torben Ballegaard Sorensen, Hasse
Johansson, John S. Lupo, Barbara Milian Thoralfsson,
Johan Molin, Hans Straberg, and Caroline Sundewall as
 the Directors and Mr. Marcus Wallenberg as the
Chairman of the Board of Directors

PROPOSAL #15.: Approve the nomination committee as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.a: Approve the remuneration guidelines                        ISSUER          YES          FOR               FOR
for the Electrolux Group Management as specified

PROPOSAL #16.b: Approve to implement a performance                         ISSUER          YES          FOR               FOR
based, long-term incentive program for 2009 on the
specified terms

PROPOSAL #17.a: Authorize the Board for the period                         ISSUER          YES          FOR               FOR
until the next AGM, to resolve on transfer of shares
in the Company in connection with or as a consequence
 of the Company acquisition on the specified terms
and conditions

PROPOSAL #17.b: Approve, on account of the Company's                       ISSUER          YES        AGAINST           AGAINST
employee stock option programs for 2002-2003 and the
performance share program for 2007, that the AGM
resolve that the Company shall be entitled, for the
period until the next AGM, to transfer a maximum of
3,000,000 shares of series B in the Company for the
purpose of converting costs, including social
security charges, that may arise as a result of the
aforementioned programs, transfer shall take place on
 NASDAQ OMX Stockholm at a price within the
prevailing price interval from time to time

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELISA OYJ
  TICKER:                N/A             CUSIP:     X1949T102
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening the meeting                                          ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements, the report of the Board of Directors and
the Auditor's report for the year 2008

PROPOSAL #7.: Adopt the financial statements                               ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the actions on profit or loss,                       ISSUER          YES          FOR               FOR
to pay a dividend of EUR 0.60 per share

PROPOSAL #9.: Grant discharge from the liability                           ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #12.: Re-elect Messrs. Risto Siilasmaa,                           ISSUER          YES        AGAINST           AGAINST
Pertti Korhonen, Eira Palin Lehtinen and Ossi
Virolainen as the Members of the Board and elect Mr.
Ari Lehtoranta and Mr. Raimo Lind as the new Members
of the Board

PROPOSAL #13.: Approve the remuneration of the                             ISSUER          YES        AGAINST           AGAINST
Auditors
PROPOSAL #14.: Approve the number of Auditors                              ISSUER          YES          FOR               FOR

PROPOSAL #15.: Elect KPMG Oy Ab as the Auditors                            ISSUER          YES          FOR               FOR

PROPOSAL #16.: Amend the Article 2 of the Articles of                      ISSUER          YES          FOR               FOR
 Association

PROPOSAL #17.: Authorize the Board to decide on                            ISSUER          YES          FOR               FOR
distribution of funds from unrestricted equity

PROPOSAL #18.: Authorize the Board to decide on                            ISSUER          YES          FOR               FOR
acquiring the Company's own shares

PROPOSAL #19.: Authorize the Board to decide to issue                      ISSUER          YES        AGAINST           AGAINST
 shares and special rights entitling to shares

PROPOSAL #20.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELPIDA MEMORY,INC.
  TICKER:                N/A             CUSIP:     J1354L103
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #2.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENAGAS SA
  TICKER:                N/A             CUSIP:     E41759106
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report 2008

PROPOSAL #2.: Approve the allocation of results for                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors for 2008

PROPOSAL #4.: Re-elect Deloitte S. L. as the Account                       ISSUER          YES        AGAINST           AGAINST
Auditor

PROPOSAL #5.1: Re-elect Mr. Salvador Gabarro Serra as                      ISSUER          YES          FOR               FOR
 a Sunday Board Member

PROPOSAL #5.2: Re-elect Mr. Ramon Perez Simarro as a                       ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #5.3: Re-elect Mr. Marti Parellada Sabata as                      ISSUER          YES          FOR               FOR
 a Board Member

PROPOSAL #5.4: Ratify and appoint the Board Members                        ISSUER          YES        AGAINST           AGAINST
chosen by the Board to cover vacancies

PROPOSAL #5.5: Approve the fixation of number of the                       ISSUER          YES          FOR               FOR
Board Members

PROPOSAL #6.: Approve the Board Members salaries for                       ISSUER          YES          FOR               FOR
2009

PROPOSAL #7.: Authorize the Board to issue                                 ISSUER          YES          FOR               FOR
convertible/exchangeable fixed income securities

PROPOSAL #8.: Approve the report on elements                               ISSUER          YES          FOR               FOR
contained in Article 116 BIS of the Stock Market Law

PROPOSAL #9.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
add, to develop, execute, rectify and formalize the
agreements adopted in the general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENEL ENTE NAZIONALE PER L'ENERGIA ELETTRICA SPA, R
  TICKER:                N/A             CUSIP:     T3679P115
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008 Board of Directors, the Auditors and Audit
Firm report; any adjournment thereof; consolidated
financial statement at 31 DEC 2008

PROPOSAL #O.2: Approve the allocation of profits and                       ISSUER          NO           N/A               N/A
of available reserves

PROPOSAL #E.3: Authorize the Board of Directors,                           ISSUER          NO           N/A               N/A
under the provisions of Article 2443 civil code, to
resolve, on 1 or more occasions, to increase in share
 capital up to maximum amount of EUR 8 bilions; any
adjournment thereof; and amend the Article 5 of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENI S P A
  TICKER:                N/A             CUSIP:     T3643A145
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 of ENI SPA, consolidated balance sheet as of 31
DEC 2008, Directors, Board of Auditors and auditing
Company's reporting

PROPOSAL #2.: Approve the profits of allocation                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERAMET SA, PARIS
  TICKER:                N/A             CUSIP:     F3145H130
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve, having considered the reports                      ISSUER          YES          FOR               FOR
 of the Board of Directors and the Auditors, the
Company's financial statements for the YE 31 DEC
2008, as presented

PROPOSAL #O.2: Approve, having heard the reports of                        ISSUER          YES          FOR               FOR
the Board of Directors and the Auditors, the
consolidated financial statements for the said FY, in
 the form presented to the meeting

PROPOSAL #O.3: Approve, after hearing the special                          ISSUER          YES          FOR               FOR
report of the Auditors on agreements governed by
Article L.225-38 et sequence, of the French
Commercial Code, the said report and the agreements
referred to there in

PROPOSAL #O.4: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 148,158,539.81 prior retained earnings: EUR
471,251,378.41 [including EUR 1,863,215.96
corresponding to the voted but un-paid dividend of
the shares self held by Eramet on the date of the
dividend payment carried out in 2008] legal reserve:
94,521.04 distributable income: EUR 619,315,397.18
global dividend: EUR 137,629,962.75, retained
earnings: EUR 481,685,434.43 the shareholders will
receive a net dividend of EUR 5.25 per share, this
dividend will be paid on 25 MAY, 2009, as required by
 Law, it is reminded that, for the last 3 FY, the
dividends paid, were as follows: EUR 2.10 for FY 2005
 ,EUR 2.90 for FY 2006 ,EUR 6.00 for FY 2007

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Harold Martin as a Director for period of 4 years

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Jean-Herve Lorenzi as a Director for period of 4

PROPOSAL #O.7: Approve to renew for a 6-year period,                       ISSUER          YES          FOR               FOR
the appointment of the firm of Ernst and Young Audit,
 represented by Mr. Aymeric de Lamorandiere, as a
statutory Auditor and the Company Auditex as a Deputy
 Auditor

PROPOSAL #O.8: Approve to renew for a 6-year period,                       ISSUER          YES          FOR               FOR
the appointment of the firm of Deloitte Et Associes
represented by Mr. Alain Penanguer, as a statutory
Auditor and the Company B.E.A.S. as a Deputy Auditor

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade, including during a period of a public
offering, and by all means, in the Company's shares
on the stock market, subject to the conditions
described below: maximum purchase price: EUR 500.00,
maximum number of shares to be acquired: 10% of the
share capital, maximum funds invested in the share
buybacks: EUR 1,310,869,000.00, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.10: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
under the suspensive condition of the adoption of
Resolution 9, to reduce the share capital, on 1 or
more occasions and at its sole discretion, by
canceling all or part of the shares held by the
Company in connection with a stock repurchase plan,
up to a maximum of 10% of the share capital,
[Authority expires at the end of 26 month period];
this delegation of powers supersedes any and all
earlier delegations to the same effect, and take all
necessary measures and accomplish all necessary

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on 1 or more occasions and at its sole
discretion, in France or abroad, the share capital up
 to a maximum nominal amount of EUR 24,000,000.00, by
 issuance, with the shareholders' preferred
subscription rights maintained, of shares, various
securities and equity warrants, to take all necessary
 measures and accomplish all necessary formalities,
the shareholders' meeting delegates to the board of
directors all powers to charge the share issuance
costs against the related premiums and deduct from
the premiums the amounts necessary to raise the legal
 reserve to one tenth of the new capital after each
increase, this delegation of powers supersedes any
and all earlier delegations to the same effect, this
delegation is given for the period in accordance with
 the legal requirements

PROPOSAL #E.12: Authorize in order to increase the                         ISSUER          YES          FOR               FOR
share capital, in 1 or more occasions, by a maximum
nominal amount of EUR 24,000,000.00, either by way of
 capitalizing reserves, profits, premiums or
othermeans, provided that such capitalization is
allowed by law and under the By-Laws, or also by the
combination with a share capital increase to be paid
in cash carried out by virtue of Resolution 11, and
by issuing bonus shares or raisin g the par value of
existing shares, or by a combination of these
methods, and to take all necessary measures and
accomplish all necessary formalities, this delegation
 of powers supersedes any and all earlier delegations
 to the same effect, this delegation is given for the
 period in accordance with the legal requirements

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase on 1 or more occasions, in France or abroad,
 the share capital up to a maximum nominal a mount of
 EUR 24,000,000.00, with cancellation of the
shareholders' preferred subscription rights, by: the
issuance carried out by the Company, of new shares to
 subscribe, securities [other than shares giving
right to the allocation of equities], and equity
warrants, the issuance carried out by its related
Companies, of bonds with warrants to subscribe shares
 in the Eramet Company, and securities giving access
to the allocation of equities, and to take all
necessary measures and accomplish all necessary
formalities, the shareholders' meeting delegates to
the board of directors all powers to charge the share

PROPOSAL #E.14: Approve to authorize the capital                           ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.15: Approve to set global limit for                            ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 24 Million

PROPOSAL #E.16: Approve the Board to issue shares in                       ISSUER          YES        AGAINST           AGAINST
the event of a public tender offer or share exchange
offer

PROPOSAL #E.17: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.18: Approve to authorize up to 85,000                          ISSUER          YES        AGAINST           AGAINST
Shares for use in Restricted Stock Plan

PROPOSAL #E.19: Authorize filing of required                               ISSUER          YES          FOR               FOR
documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERSTE GROUP BANK AG, WIEN
  TICKER:                N/A             CUSIP:     A19494102
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Director to take                      ISSUER          NO           N/A               N/A
 up non voting share capital according par 23,4
Banking Law by up to EUR 2,700,000,000 by issuing
participation certificates the terms and conditions
of the issuance shall be fixed by the Board of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERSTE GROUP BANK AG, WIEN
  TICKER:                N/A             CUSIP:     A19494102
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual reports, reports of                       ISSUER          NO           N/A               N/A
the Managing Board and Supervisory Board for 2008

PROPOSAL #2.: Approve to allocate the net income                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the actions of the Board of                          ISSUER          NO           N/A               N/A
Directors and Supervisory Board for the FY 2008

PROPOSAL #4.: Approve the remuneration of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #6.: Elect the Auditor for 2010                                   ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the purchase of own shares for                       ISSUER          NO           N/A               N/A
the purpose of security trading

PROPOSAL #8.: Approve the purchase of own shares for                       ISSUER          NO           N/A               N/A
no designated purpose

PROPOSAL #9.: Approve the purchase of own                                  ISSUER          NO           N/A               N/A
participation certificate for the purpose of security
 trading

PROPOSAL #10: Approve the purchase of own                                  ISSUER          NO           N/A               N/A
participation certificate for no designated purpose

PROPOSAL #11.: Authorize the Management Board, with                        ISSUER          NO           N/A               N/A
allowance of the Supervisory Board to purchase
convertible bonds within the next 5 years, due
amendment of the paragraph 8.4 of the Company charter

PROPOSAL #12.: Approve to increase the Company                             ISSUER          NO           N/A               N/A
capital up to EUR 124,700.000 due paragraph 6.2 of
the Company charter

PROPOSAL #13.: Amend the Paragraphs 13.4, 15.3,                            ISSUER          NO           N/A               N/A
16.2.3, 15.4, 16.2.4, 16.3.4, 16.3.7 and 26 of the
Company charter

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESPRIT HLDGS LTD
  TICKER:                N/A             CUSIP:     G3122U145
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditors of the Group for the
YE 30 JUN 2008

PROPOSAL #2.: Approve a final dividend of 1.15 Hong                        ISSUER          YES          FOR               FOR
Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #3.: Approve a special dividend of 2.10 Hong                      ISSUER          YES          FOR               FOR
 Kong dollar per share for the YE 30 JUN 2008

PROPOSAL #4.I: Re-elect Mr. Thomas Johannes Grote as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.II: Re-elect Mr. Raymond Or Ching Fai as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.III: Re-elect Dr. Hans-Joachim Korber as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.IV: Authorize the Board to fix the                             ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors to purchase                          ISSUER          YES          FOR               FOR
shares not exceeding 10% of the issued share capital
of the Company

PROPOSAL #7.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
restriction on discount and restriction on
refreshment as specified, to issue, allot and deal
with additional shares up to a maximum of 5% of the
issued share capital of the Company, save in the case
 of an allotment for the purpose of an acquisition or
 where the consideration for such allotment is
otherwise than wholly in cash, up to a maximum of 10%
 of the issued share capital of the Company as at the
 date of passing of this resolution

PROPOSAL #8.: Authorize the Directors to issue shares                      ISSUER          YES        AGAINST           AGAINST
 in Resolution No. 7 by the number of shares
repurchased under Resolution No. 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to confirm the mandate of Mr.                        ISSUER          NO           N/A               N/A
Jack L. Stahl as a Director, who was appointed as a
Director by the Board of Directors on 01 AUG 2008 to
fill the un-expired term of the mandate of Dr.
William L. Roper who resigned as a Director as of 31
JUL 2008, until the end of the OGM that will be
requested to approve the annual accounts relating to

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire up to 10% of the outstanding shares of the
Company at a minimum unit price of one EUR 1 and at a
 maximum unit price not higher than 20% above the
highest closing stock market price of the Company's
shares on Euronext Brussels during the 20 trading
days preceding such acquisition, [Authority is
granted for a period of 2 years as from the date of
the EGM o29 APR 2009], and extends to the acquisition
 of shares of the Company by its direct subsidiaries,
 as such subsidiaries are defined by legal provisions
 on the acquisition of shares of the parent Company
by its subsidiaries

PROPOSAL #3.: Approve to delete Article 6 of the                           ISSUER          NO           N/A               N/A
Articles of Association of the Company, which
contains share capital history, and to revise
accordingly the numbering of the other provisions of
the Articles of Association and the cross-references

PROPOSAL #4.: Authorize the Board of Directors, with                       ISSUER          NO           N/A               N/A
the power to subdelegate, to implement the decisions
taken by the EGM, to co-ordinate the text of the
Articles of Association as a result of the above
mentioned amendments, and to carry out all necessary
or useful formalities to that effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS DELHAIZE FRERES ET CIE LE LION - GR
  TICKER:                N/A             CUSIP:     B33432129
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the Directors report                                ISSUER          NO           N/A               N/A

PROPOSAL #O.2: Receive the Auditors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #O.3: Receive consolidated financial                              ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #O.4: Approve the annual accounts,                                ISSUER          NO           N/A               N/A
allocation of income and dividends of EUR 1.48 per

PROPOSAL #O.5: Grant discharge of the Directors                            ISSUER          NO           N/A               N/A

PROPOSAL #O.6: Grant discharge of the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #O.7.1: Re-elect Mr. Claire Babrowski as a                        ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.7.2: Re-elect Mr. Pierre Olivier Beckers                       ISSUER          NO           N/A               N/A
as a Director

PROPOSAL #O.7.3: Re-elect Mr. Georges Jacobs De Hagen                      ISSUER          NO           N/A               N/A
 as a Director

PROPOSAL #O.7.4: Re-elect Mr. Didier Smits as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.8.1: Approve to indicate Mr. Claire                            ISSUER          NO           N/A               N/A
Babrowski as a Independent Board Member

PROPOSAL #O.8.2: Approve to indicate Mr. Georges                           ISSUER          NO           N/A               N/A
Jacobs De Hagen as a Independent Board Member

PROPOSAL #O.8.3: Approve to indicate Mr. Jack Stahl                        ISSUER          NO           N/A               N/A
as a Independent Board Member

PROPOSAL #O.9: Approve to change of control                                ISSUER          NO           N/A               N/A
provisions regarding: reimbursement of bonds,
convertible bonds, and commercial papers

PROPOSAL #E.10: Grant authority for the repurchase of                      ISSUER          NO           N/A               N/A
 up to 10% of issued share capital and amend Article
10 accordingly

PROPOSAL #E.11: Approve to suppress Article 6                              ISSUER          NO           N/A               N/A
regarding: history of change in capital

PROPOSAL #E.12: Grant authority to implement the                           ISSUER          NO           N/A               N/A
approved resolutions and filing of required
documents/formalities at trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON
  TICKER:                N/A             CUSIP:     G3215M109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 19 US cents                      ISSUER          YES          FOR               FOR
 ordinary Shares

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Sir. David Cooksey as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. Gerhard Ammann as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Sir. Paul Judge as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Re-elect Mr. Kenneth Olisa as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #9.: Authorize the Audit Committee of the                         ISSUER          YES          FOR               FOR
Board of Directors to set the remuneration of the
Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985[the
Act], to make market purchases [as specified in
Section 163(3) of the Act] of up to 128,775,000
ordinary shares of USD 0.20 each in the capital of
the Company[each an ordinary shares] on such terms
and in such manner as the Directors may from time to
time determine and where such ordinary shares are
held as treasury shares, the Company may use them for
 the purposes set out in Section 162D of the Act,
including for the purpose of its Employee Shares
Scheme, at a minimum price of USD 0.20[exclusive
expenses] and up to 105% of the average middle market
 quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the next AGM of the Company or 09
SEP 2010]; the Company, before the expiry, may make a
 contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.11: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM be called on not less than 14 clear
Days' notice

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
with effect from 01 OCT 2009 as specified

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  ISSUER:                EUROPEAN AERONAUTIC DEFENCE AND SPACE NV, SCHIPHOL
  TICKER:                N/A             CUSIP:     F17114103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board report including                           ISSUER          NO           N/A               N/A
chapter on Corporate Governance, policy on dividends,
 and remuneration policy

PROPOSAL #2.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.20 per share

PROPOSAL #4.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Ratify Ernst and Young as the Auditors                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Amend the Article 29 regarding FY and                        ISSUER          NO           N/A               N/A
annual accounts

PROPOSAL #7.: Authorize the Board to issue shares up                       ISSUER          NO           N/A               N/A
to 1% of issued capital and restricting/ excluding
pre-emptive rights

PROPOSAL #8.: Approve the cancellation of shares                           ISSUER          NO           N/A               N/A
repurchased by the Company

PROPOSAL #9.: Grant authority for the repurchase of                        ISSUER          NO           N/A               N/A
up to 10% of issued share capital

PROPOSAL #10.: Elect Mr. Wilfried Porth as a Director                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUTELSAT COMMUNICATIONS, PARIS
  TICKER:                N/A             CUSIP:     F3692M128
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the Company's
financial statements for the YE in 30 JUN 2008, as
presented, loss for the FY: EUR 4,609,947.55 the
shareholders' meeting records that there have been no
 expenses and charges that were not tax deductible

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting, net consolidated income for
 the FY: EUR 183,444,193.73

PROPOSAL #O.3: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year of EUR 4,609,947.55 as a deficit in the share
premium account following this appropriation, the
share premium account will show a new balance of EUR
624,670,399.68

PROPOSAL #O.4: Receive the Board of Directors'                             ISSUER          YES          FOR               FOR
report, approve to proceed with an extraordinary
distribution of EUR 0.60 per share, withheld from the
 share premium account, this dividend will be paid on
 18 NOV 2008, in accordance with the regulations in
force, the shareholders' meeting recalls that no
dividend was paid for the FYE in 30 JUN 2005

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Article L.225.38
of the French Commercial Code; approve the said
report and the agreements referred to therein

PROPOSAL #O.6: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.42.1
 of the French Commercial Code; approve the said
report and the agreements referred to therein
concerning Mr. Giuliano Berretta, Chairman

PROPOSAL #O.7: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.42.1
 of the French Commercial Code; approve the said
report and the agreements referred to therein
concerning Mr. Giuliano Berretta, Chairman

PROPOSAL #O.8: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.42.1
 of the French Commercial Code; approve the said
report and the agreements referred to therein
concerning Mr. Jean-Paul Brillaud, Chief Executive

PROPOSAL #O.9: Grant permanent discharge to the Board                      ISSUER          YES          FOR               FOR
 of Directors for the performance of their duties
during the said FY

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions specified below: maximum
purchase price: EUR 30.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
400,000,000.00 [Authority is granted until the
shareholders' meeting is called to approve the
financial statements of the FYE in 30 JUN 2009], this
 authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 09 NOV 2007 in its resolution number 15, to take all
 necessary measures and accomplish all necessary

PROPOSAL #E.11: Grant authority to the Board of                            ISSUER          YES          FOR               FOR
Directors to reduce the share capital, on one or more
 occasions and at its sole discretion, by canceling
all or part of the shares held by the Company in
connection with a stock repurchase plan, up to a
maximum of 10% of the share capital over a 24 month
period; [Authority expires at 18 month period], to
take all necessary measures and accomplish all
necessary formalities, this authorization supersedes
the fraction unused of the authorization granted by
the shareholders' meeting of 09 NOV 2007 in its
resolution number 28

PROPOSAL #E.12: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXOR S.P.A., TORINO
  TICKER:                N/A             CUSIP:     T3833E113
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet of EXOR                            ISSUER          NO           N/A               N/A
S.P.A. at 31 DEC 2008 and related resolutions

PROPOSAL #2.: Approve the balance sheet of the                             ISSUER          NO           N/A               N/A
incorporated IFIL investments S.P.A. at 31 DEC 2008
and related resolutions

PROPOSAL #3.: Appoint the Board of Directors, upon                         ISSUER          NO           N/A               N/A
determination of the number of Members and approve to
 determine the related emoluments and related
resolutions

PROPOSAL #4.: Appoint the Board of Auditors and its                        ISSUER          NO           N/A               N/A
Chairman and approve to determine the related

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXPERIAN GROUP LTD, ST HELLIER
  TICKER:                N/A             CUSIP:     G32655105
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the financial statements of the Company for the YE
31 MAR 2008, together with the report of the Auditors

PROPOSAL #2.: Approve the report of the Directors'                         ISSUER          YES          FOR               FOR
remuneration contained in the financial statements
and reports of the Company for the YE 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Fabiola Arredondo as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. Paul Brooks as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Roger Davis as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
financial statements and reports are laid

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #8.: Approve to renew authority conferred on                      ISSUER          YES          FOR               FOR
 the Directors by Article 10.2 of the Company's
Articles of Association and for this purpose the
authorized allotment amount shall be USD 34,000,000
and the allotment period shall be the period
commencing on 16 JUL 2008; [Authority expires at the
earlier of the conclusion of the AGM in 2009 or 15
OCT 2009]; and the Company and the Directors may
allot relevant securities [as defined in the Articles
 of Association of the Company] after the expiry of
this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.9: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by Article 10.3 of the
Company's Articles of Association shall be renewed
and for this purpose the Non-pre-emptive amount shall
 be USD 5,100,000 and the allotment period shall be
the period commencing on 16 JUL 2008; [Authority
expires at the earlier of the conclusion of the AGM
in 2009 or 15 OCT 2009]; and the Company and the
Directors may allot relevant securities [as defined
in the Articles of Association of the Company] after
the expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Comapnys, pursuant to                        ISSUER          YES          FOR               FOR
Article 57 of the Companies [Jersey] Law 1991, to
make market purchases of ordinary shares in the
capital of the Company on the London Stock Exchange
on behalf of the Company of up to 102,000,000
ordinary shares of US 10 cents each, at a minimum
price [not including expenses] which may be paid for
each ordinary share is US 10 cents and not more than
105% above the average market value of the Company's
ordinary shares derived from the London Stock
Exchange Daily Official List, over the previous 5
business days immediately preceding the day on which
the relevant share is purchased and the price
stipulated by Article 5(1) of the Buy-back and
Stabilization Regulation [EC Number: 2273/2003];
[Authority expires at the earlier of the conclusion
of the AGM of the Company in 2009 or 15 OCT 2009];
the Company, before the expiry, may make a contract
to purchase ordinary shares which will or may be
executed wholly or partly after such expiry and
authorize the Directors pursuant to Article 58 A of
the Companies [Jersey] Law 1991, to hold as treasury
shares any ordinary shares purchased pursuant to the

PROPOSAL #S.11: Approve, subject to the necessary                          ISSUER          YES          FOR               FOR
amendments to the Companies [Jersey] Law 1991 coming
into force, the name of the Company be changed to
Experian plc

PROPOSAL #S.12: Approve the Articles of Association                        ISSUER          YES          FOR               FOR
as specified and initialed by the Chairman for the
purposes of identification to take effect from the
conclusion of the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAIRFAX MEDIA LTD, SYDNEY
  TICKER:                N/A             CUSIP:     Q37116102
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts of the Company and                      ISSUER          NO           N/A               N/A
 its controlled entities, the Directors' report, the
Auditor's report and the statement by Directors for
the FYE 29 JUN 2008

PROPOSAL #2.: Re-elect Mr. Peter Young as a Director                       ISSUER          YES          FOR               FOR
of the Company, a Non-Executive Director retiring in
accordance with the Constitution

PROPOSAL #3.: Approve the Company's remuneration                           ISSUER          YES          FOR               FOR
report for the FYE 29 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAMILYMART CO.,LTD.
  TICKER:                N/A             CUSIP:     J13398102
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to : Expand Business                          ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FANUC LTD.
  TICKER:                N/A             CUSIP:     J13440102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAST RETAILING CO.,LTD.
  TICKER:                N/A             CUSIP:     J1346E100
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Appoint a Statutory Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Statutory Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIAT S P A
  TICKER:                N/A             CUSIP:     T4210N122
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
allocation of income

PROPOSAL #2.: Approve to fix the number of Directors,                      ISSUER          NO           N/A               N/A
 elect the Directors and approve their remuneration
and appoint Internal Statutory Auditors and approve
their remuneration

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHREHOLDER PROPOSAL: elect Messrs. Gian Maria Gros-
Pietro, Mario Zibetti, Andrea Agnelli, Carlo Barel di
 Sant'Albano, Roland Berger, Tiberto Brandolini
d'Adda, Rene Carron, Luca Cordero di Montezemolo,
John Elkann, Luca Garavoglia, Sergio Marchionne,
Virgilio Marrone, Pasquale Pistorio, Ratan Tata,
Vittorio Mincato as the Board of Directors and
Messrs. Giuseppe Camosci, Piero Locatelli, Lionello
Jonia Celesia as the Effective Auditors and Messrs.
Lucio Pasquini, Fabrizio Mosca, Paolo Piccati as the

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHREHOLDER PROPOSAL: elect Mr. Riccardo Perotta as
the Effective Auditors and Mr. Stefano Orlando as
Alternate Auditors

PROPOSAL #4.: Grant authority for the Share                                ISSUER          NO           N/A               N/A
Repurchase Program and re-issuance of repurchased

PROPOSAL #5.: Approve the Restricted Stock Plan 2009-                      ISSUER          NO           N/A               N/A
2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FINMECCANICA SPA
  TICKER:                N/A             CUSIP:     T4502J151
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, the Board of Directors, the Board of Auditors
and the Audit Company reports; related resolutions

PROPOSAL #2.1: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Ministero dell
 Economia.  To view the complete list please visit
the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840

PROPOSAL #2.2: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Mediobanca.
To view the complete list please visit the below URL:
 https://materials.proxyvote.com/Approved/99999Z/1984
0101/INFST_39046.PDF

PROPOSAL #2.3: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: Italian Funds.
  To view the complete list please visit the below
URL:
https://materials.proxyvote.com/Approved/99999Z/19840

PROPOSAL #3.: Appoint the Chairman of the Board of                         ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #4.: Approve to determine the emoluments to                       ISSUER          NO           N/A               N/A
the Board of Auditors

PROPOSAL #5.: Grant authority to purchase and dispose                      ISSUER          NO           N/A               N/A
 own shares in favor of the incentive equity plan;
related and consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FINMECCANICA SPA, ROMA
  TICKER:                N/A             CUSIP:     T4502J151
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
increase the stock capital, as per Article 2443 of
the Italian Civil Code, against payment in one or
more instalments, for a maximum amount of EUR
1,400,000,000; approve to revoke the previous
resolution about the stock capital increase taken by
the extraordinary meeting held on 30 MAY 2007;
resolutions realted thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRSTGROUP PLC
  TICKER:                N/A             CUSIP:     G34604101
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and receive the reports of the                       ISSUER          YES          FOR               FOR
Directors and the Auditors and the audited financial
statements of the Company for the YE 31 MAR 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008

PROPOSAL #3.: Declare a final dividend of 11.55 pence                      ISSUER          YES          FOR               FOR
 per share in respect of the YE 31 MAR 2008

PROPOSAL #4.: Re-elect Mr. Martin Gilbert as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to the
Article 87 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. David Dunn as a Director,                       ISSUER          YES          FOR               FOR
who retires by rotation pursuant to the Article 87 of
 the Company's Articles of Association

PROPOSAL #6.: Re-elect Professor David Begg as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to the
Article 87 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Independent Auditors

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Independent Auditors

PROPOSAL #9.: Approve the authorized share Capital of                      ISSUER          YES          FOR               FOR
 the Company be decreased from GBP 230,000,000 to GBP
 32,500,000 by the cancellation of 3,950,000,000
unissued ordinary shares of 5 pence each

PROPOSAL #10.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985 [the Act]] up to an aggregate nominal amount of
GBP 8,034,452; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 15
months]; and the Board may allot relevant securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 10 and pursuant to Section
95 of the Companies Act 1985 [the Act], to allot
equity securities [Section 94 of the Act] for cash
pursuant to the authority conferred by Resolution 10
and/or where such allotment constitution an allotment
 equity securities by virtue of Section 94(3A) of the
 Act, disapplying the statutory pre-emption rights
[Section 89 of the 1985 Act], provided that this
power is limited to the allotment of equity
securities: a) in connection with a rights issue,
open offer or other offers in favor of ordinary
shareholders; and b) up to an aggregate nominal
amount of GBP 1,205,167; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 15 months]; and the Directors may allot
equity securities in pursuance of such offers or

PROPOSAL #S.12: Authorize the Company, to make one or                      ISSUER          YES          FOR               FOR
 more market purchases [Section 163 of the Companies
Act 1985] of up to 47,800,000 ordinary shares of 5
pence each in the capital of the Company, at a
minimum price of 5 pence and up to 105% of the
average middle market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or 15 months]; the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry

PROPOSAL #13.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 to 367 of the Companies Act 2006
[the '2006 Act'] the Company and all companies that
are subsidiaries of the Company at any time during
the priod commencing o the date of this resolution
;a) to make political donations to political parties,
 and/or independent election candidates; b) to make
political donaton to political organisations other
than political parties and c) to incur political
expenditure; upto an aggregate amount of GBP 100,000
and amount authorised under each of point (a) to (c)
shall also be limited to such amount; words and
expressons defined for the purpose of the 2006 act
shall have the same meaning in this resolution
[Authority expires at the conclusion of the next AGM
to be held in 2009 or 31 JUL 2009]

PROPOSAL #S.14: Adopt Articles of Association of the                       ISSUER          YES          FOR               FOR
Company in substitution for, and the exclusion of the
 existing Articles of Association as specified

PROPOSAL #15.: Approve the rules of the First Group                        ISSUER          YES          FOR               FOR
Plc Long Term Incentive Plan 2008 [the 'Plan'] [ the
principal feature is as Specified on pages 10 to 11
of the document of which this notice of AGM as
specified and authorized the Directors to establish
such further plan for the benefit of employees
overseas based on the plan subject to such
modification as may be necessary or desirable to take
 account of overseas securities laws, exchange
control and tax legislation provided that any
ordinary shares of the Company made available under
such further plans are treated as counting against
any limits on individual participation or overall

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FLETCHER BUILDING LTD
  TICKER:                N/A             CUSIP:     Q3915B105
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Roderick Sheldon Deane as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #2.: Re-elect Mr. Geoffrey James McGrath as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #3.: Elect Mr. John Frederick Judge as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of KPMG as the Auditor for the ensuing
year

PROPOSAL #5.: Approve the participation of Mr.                             ISSUER          YES          FOR               FOR
Jonathan Peter Ling, the Chief Executive Officer and
the Managing Director, in the Company's Executive
Long-Term Share Scheme on the terms as specified and
including the provision of financial assistance to
Mr. Ling by the Company or a subsidiary of the
Company; by way of an interest free loan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FLSMIDTH & CO A/S
  TICKER:                N/A             CUSIP:     K90242130
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Management's review                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Receive the annual report                                    ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the distribution of profits in                       ISSUER          YES          FOR               FOR
accordance with the approved annual report

PROPOSAL #4.1: Re-elect Mr. Jorgen Worning as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #4.2: Re-elect Mr. Jens S. Stephensen as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #4.3: Re-elect Mr. Torkil Bentzen as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #4.4: Re-elect Mr. Jesper Ovesen as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #4.5: Re-elect Mr. Martin Ivert as a Member                       ISSUER          NO           N/A               N/A
of the Board of Directors

PROPOSAL #4.6: Elect Mr. Vagn Ove Sorensen as a new                        ISSUER          YES          FOR               FOR
Member of the Board instead of Mr. Soren Vinther who
does not wish to accept re-election

PROPOSAL #5.: Appoint Deloitte Statsautoriseret                            ISSUER          YES          FOR               FOR
Revisionsaktieselskab as the Auditors

PROPOSAL #6.A: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to let the Company acquire own
shares up to a total nominal value of 10% of the
Company's share capital pursuant to the Section 48 of
 the Danish Public Companies Act; the consideration
for the shares acquired shall not deviate more than
10% from the official price quoted on the OMX Nordic
Exchange Copenhagen A/s at the time of acquisition

PROPOSAL #6.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on distribution of extraordinary dividend, the
 decision will be included in the Articles of
Association as a New Paragraph 5 of Article 4

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOMENTO DE CONSTRUCCIONES Y CONTRATAS S A
  TICKER:                N/A             CUSIP:     E52236143
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of the FCC
 and the consolidated Group 2008

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Eac Inversiones Corporativas                       ISSUER          YES        AGAINST           AGAINST
as Board Member

PROPOSAL #3.2: Re-elect Mr. Rafael Montes Sanchez as                       ISSUER          YES        AGAINST           AGAINST
a Board Member

PROPOSAL #4.1: Approve the modification of the                             ISSUER          YES          FOR               FOR
Article 17 of the Company's Bylaws

PROPOSAL #4.2: Approve the modification of the 42                          ISSUER          YES          FOR               FOR
Article of the Company's Bylaws

PROPOSAL #5.: Approve the modification of the Article                      ISSUER          YES          FOR               FOR
 11 of the OGM Bylaws

PROPOSAL #6.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #7.: Approve the share capital reduction                          ISSUER          YES          FOR               FOR
through redemption of own shares; delegation to the
powers for the execution of the agreement

PROPOSAL #8.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the delegation to the powers                         ISSUER          YES          FOR               FOR
for the inscription of the agreements

PROPOSAL #10.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FONDIARIA - SAI SPA, FIRENZE
  TICKER:                N/A             CUSIP:     T4689Q101
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the balance sheet at 31 DEC                         ISSUER          NO           N/A               N/A
2008, Board of Directors reporting on the Management,
 Board of Auditors and External Auditors reporting,
related and consequential resolutions

PROPOSAL #A.2: Appoint of the Board of Directors and                       ISSUER          NO           N/A               N/A
related resolutions

PROPOSAL #A.3: Approve the emoluments to the Board of                      ISSUER          NO           N/A               N/A
 Directors

PROPOSAL #A.4: Appoint the Board of Auditors and its                       ISSUER          NO           N/A               N/A
Chairman for business years 2009, 2010, 2011 upon
determination of related emoluments

PROPOSAL #A.5: Authorize the Companys stipulation of                       ISSUER          NO           N/A               N/A
an insurance policy against Corporate Bodies Civil
responsibility

PROPOSAL #A.6: Approve the resolutions on own shares                       ISSUER          NO           N/A               N/A
pursuant to Articles 2357 and 2357 TER of the Italian
 Civil Code

PROPOSAL #A.7: Approve the resolutions on the holding                      ISSUER          NO           N/A               N/A
 Premafin Finanziaria SPA shares in compliance with
the Article 2359 Bis of the Italian Civil Code

PROPOSAL #E.1: Approve to update the Articles 3 and                        ISSUER          NO           N/A               N/A
17 of the Corporate Bylaws in compliance with the
regulations ISVAP N. 15 dated 20 FEB 2008 related to
the insurance group, related and consequential
resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTESCUE METALS GROUP LTD
  TICKER:                N/A             CUSIP:     Q39360104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, for the                             ISSUER          YES        AGAINST           AGAINST
purpose of Listing Rule 7.2 [exception 9(b)] and for
all other purposes, to grant incentive options and
issue shares pursuant to those incentive options from
 time to time upon the terms and conditions specified
 in the rules of the incentive option scheme; as

PROPOSAL #2.: Approve, for the purposes of Chapter 2E                      ISSUER          YES        AGAINST           AGAINST
 of the Corporations Act, Listing Rule 7.1 and
Listing Rule 10.14 and for all other purposes, to
grant of 600,000 Incentive options to Mr. Russell
Scrimshaw (or his permitted nominee) in  accordance
with the Incentive Option Scheme and otherwise on the
 terms and conditions; as specified

PROPOSAL #3.1: Approve and ratify, for the purposes                        ISSUER          YES          FOR               FOR
of Listing Rule 7.4 and for all other purposes, the
allotment and issue of 16,453,469 shares to Bocimar
International NV on the terms and conditions; as
specified

PROPOSAL #3.2: Approve and ratify, for the purposes                        ISSUER          YES          FOR               FOR
of Listing Rule 7.4 and for all other purposes, the
allotment and issue of 260,000,000 shares to the
Valin Nominees on the terms and conditions; as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the AGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the AGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.: Closure                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To comments on and justification of the                      ISSUER          NO           N/A               N/A
 recent events and the decisions taken during the
period 28 SEP to 10 OCT 2008, with respect to the
intervention of the Belgian, Dutch and Luxembourg
states and the future acquisition by BNP Paribas of
Fortis group assets

PROPOSAL #3.1: Appoint Mr. Etienne Davignon as a Non-                      ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009, Mr. Etienne
Davignon will hold the title of Chairman

PROPOSAL #3.2: Appoint Mr. Jan Michiel Hessels as a                        ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.3: Appoint Mr. Philippe Bodson as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors until the
end of the OGM of Shareholders in 2009

PROPOSAL #3.4: Appoint Mr. Louis Cheung Chi Yan as a                       ISSUER          NO           N/A               N/A
Non-Executive Member of the Board of Directors until
the end of the OGM of Shareholders in 2009

PROPOSAL #3.5: Appoint Mr. Karel De Boeck as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors until the end of the OGM
of Shareholders in 2010, and Mr. Karel De Boeck will
carry out the function of Executive Director and will
 hold the title of Chief Executive Officer in
accordance with the current Articles of Association

PROPOSAL #4.1: To Special report by the Board of                           ISSUER          NO           N/A               N/A
Directors and deliberation in accordance with Article
 633, paragraph 1 of the Companies code

PROPOSAL #4.2: Approve to continue the business of                         ISSUER          NO           N/A               N/A
the Company after having been informed of the
measures set out in the special report aimed at
turning around the financial situation of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Receive the special report by the                           ISSUER          NO           N/A               N/A
Board of Directors and deliberation in accordance
with Article 633, paragraph 1 of the Company's Code

PROPOSAL #2.2: Approve to continue the business of                         ISSUER          NO           N/A               N/A
the Company after having been informed of the
measures as specified special report aimed at turning
 around the financial situations of the Company

PROPOSAL #3.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to postpone the decision to                          ISSUER          NO           N/A               N/A
continue the business of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approval of the decisions taken on 3, 5                      ISSUER          NO           N/A               N/A
 and 6 October 2008 by the Board of Directors of
Fortis SA/NV and of the agreements entered into in
implementation of these decisions (General Meeting of
 Shareholders convened by the co-chairmen of the
Committee of Experts appointed by the Court of Appeal
 of Brussels)

PROPOSAL #2.1: Report of the Board of Directors.                           ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Interim report of the Committee of                          ISSUER          NO           N/A               N/A
Experts: conclusions and prospects.

PROPOSAL #2.3: Comments of the Board of Directors on                       ISSUER          NO           N/A               N/A
the interim report of the Committee of Experts.

PROPOSAL #2.4: Proposal to vote on item 2.5 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.5: Proposal to approve the sale of 100%                        ISSUER          NO           N/A               N/A
of the shares of Fortis Bank Nederland (Holding)
N.V., Fortis Verzekeringen Nederland N.V. and Fortis
Corporate Insurance N.V. to the Dutch state on 3
October 2008 in implementation of the decision of the
 Board of Directors of 3 October 2008, as summarised
in the shareholder circular.

PROPOSAL #2.6: Proposal to vote on item 2.7 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.7: Proposal to approve the sale of the                         ISSUER          NO           N/A               N/A
remaining 50% + 1 share of Fortis Bank SA/NV to the
Federal Participation and Investment Corporation
(SFPI/FPIM) on 10 October 2008 and the transactions
to be entered into, as the case may be, with the
SFPI/FPIM in implementation of the decision of the
Board of Directors of 5 and 6 October 2008, as this
sale and these transactions are summarised in the
shareholder circular.

PROPOSAL #2.8: Proposal to vote on item 2.9 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.9: Proposal to approve the sale of 100%                        ISSUER          NO           N/A               N/A
of the shares of Fortis Insurance Belgium SA/NV to
BNP Paribas S.A. on 10 October 2008 and the
transactions to be entered into with BNP Paribas S.A.
 and the Federal Participation and Investment
Corporation (SFPI/FPIM) in implementation of the
decision of the Board of Directors of 5 and 6 October
 2008, as this sale and these transactions are
summarised in the shareholder circular.

PROPOSAL #3.: Board of Directors; Appointments                             ISSUER          NO           N/A               N/A
(General Meeting of Shareholders convened by the
Board of Directors) The Chairman of the General
Meeting of Shareholders will acknowledge the
resignation of Mr Jan-Michiel Hessels, Mr Philippe
Bodson, Mr Richard Delbridge, Dame Clara Furse, Mr
Reiner Hagemann, Mr Jacques Manardo, Mr Alo s
Michielsen, Mr Ronald Sandler, Mr Rana Talwar and Mr
Klaas Westdijk, provided that the Board of Directors
is composed of at least three members following the
appointments proposed below. Proposal to appoint,
subject to approval by the CBFA and appointment as a
member of the Board of Directors of Fortis N.V.

PROPOSAL #3.1: Mr Ludwig Criel, as non-executive                           ISSUER          NO           N/A               N/A
member of the Board of Directors, until the
conclusion of the Ordinary General Meeting of
Shareholders of 2011.

PROPOSAL #3.2: Mr Guy de Selliers de Moranville, as                        ISSUER          NO           N/A               N/A
non-executive member of the Board of Directors, until
 the conclusion of the Ordinary General Meeting of
Shareholders of 2011.

PROPOSAL #3.3: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Philippe Casier, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Philippe
Casier has been proposed by a group  of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.4: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Jozef De Mey, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Jozef De
Mey has been proposed by Ping An  Insurance (Group)
Company of China, Ltd., a shareholder representing at
 least 1% of the capital, in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #3.5: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Andrew Doman, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Andrew
Doman has been proposed by Ping An Insurance (Group)
Company of China, Ltd., a shareholder representing at
 least 1% of the capital, in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #3.6: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Georges Ugeux, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Georges
Ugeux has been proposed by a group of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.7: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Dirk van Daele, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Dirk van
Daele has been proposed by a group  of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.8: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Jan Zegering Hadders, as
non-executive member of the Board of Directors, until
 the conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Jan
Zegering Hadders has been  proposed by a group of
shareholders representing at least 1% of the capital
and represented by Deminor International SCRL and the
 Vereniging van Effectenbezitters (VEB), in
accordance with Article 18 b) 4) ii of the Articles

PROPOSAL #4.: Close                                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          2/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approval of the decisions taken on 3, 5                      ISSUER          NO           N/A               N/A
 and 6 October 2008 by the Board of Directors of
Fortis SA/NV and of the agreements entered into in
implementation of these decisions (General Meeting of
 Shareholders convened by the co-chairmen of the
Committee of Experts appointed by the Court of Appeal
 of Brussels)

PROPOSAL #2.1: Report of the Board of Directors.                           ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Interim report of the Committee of                          ISSUER          NO           N/A               N/A
Experts: conclusions and prospects.

PROPOSAL #2.3: Comments of the Board of Directors on                       ISSUER          NO           N/A               N/A
the interim report of the Committee of Experts.

PROPOSAL #2.4: Proposal to vote on item 2.5 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.5: Proposal to approve the sale of 100%                        ISSUER          NO           N/A               N/A
of the shares of Fortis Bank Nederland (Holding)
N.V., Fortis Verzekeringen Nederland N.V. and Fortis
Corporate Insurance N.V. to the Dutch state on 3
October 2008 in implementation of the decision of the
 Board of Directors of 3 October 2008, as summarised
in the shareholder circular.

PROPOSAL #2.6: Proposal to vote on item 2.7 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.7: Proposal to approve the sale of the                         ISSUER          NO           N/A               N/A
remaining 50% + 1 share of Fortis Bank SA/NV to the
Federal Participation and Investment Corporation
(SFPI/FPIM) on 10 October 2008 and the transactions
to be entered into, as the case may be, with the
SFPI/FPIM in implementation of the decision of the
Board of Directors of 5 and 6 October 2008, as this
sale and these transactions are summarised in the
shareholder circular.

PROPOSAL #2.8: Proposal to vote on item 2.9 on the                         ISSUER          NO           N/A               N/A
agenda.

PROPOSAL #2.9: Proposal to approve the sale of 100%                        ISSUER          NO           N/A               N/A
of the shares of Fortis Insurance Belgium SA/NV to
BNP Paribas S.A. on 10 October 2008 and the
transactions to be entered into with BNP Paribas S.A.
 and the Federal Participation and Investment
Corporation (SFPI/FPIM) in implementation of the
decision of the Board of Directors of 5 and 6 October
 2008, as this sale and these transactions are
summarised in the shareholder circular.

PROPOSAL #3: Board of Directors; Appointments                              ISSUER          NO           N/A               N/A
(General Meeting of Shareholders convened by the
Board of Directors) The Chairman of the General
Meeting of Shareholders will acknowledge the
resignation of Mr Jan-Michiel Hessels, Mr Philippe
Bodson, Mr Richard Delbridge, Dame Clara Furse, Mr
Reiner Hagemann, Mr Jacques Manardo, Mr Alo s
Michielsen, Mr Ronald Sandler, Mr Rana Talwar and Mr
Klaas Westdijk, provided that the Board of Directors
is composed of at least three members following the
appointments proposed below. Proposal to appoint,
subject to approval by the CBFA and appointment as a
member of the Board of Directors of Fortis N.V.

PROPOSAL #3.1: Mr Ludwig Criel, as non-executive                           ISSUER          NO           N/A               N/A
member of the Board of Directors, until the
conclusion of the Ordinary General Meeting of
Shareholders of 2011.

PROPOSAL #3.2: Mr Guy de Selliers de Moranville, as                        ISSUER          NO           N/A               N/A
non-executive member of the Board of Directors, until
 the conclusion of the Ordinary General Meeting of
Shareholders of 2011.

PROPOSAL #3.3: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Philippe Casier, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Philippe
Casier has been proposed by a group  of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.4: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Jozef De Mey, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Jozef De
Mey has been proposed by Ping An  Insurance (Group)
Company of China, Ltd., a shareholder representing at
 least 1% of the capital, in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #3.5: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Andrew Doman, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Andrew
Doman has been proposed by Ping An Insurance (Group)
Company of China, Ltd., a shareholder representing at
 least 1% of the capital, in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #3.6: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Georges Ugeux, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Georges
Ugeux has been proposed by a group of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.7: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Dirk van Daele, as non-
executive member of the Board of Directors, until the
 conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Dirk van
Daele has been proposed by a group  of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.8: PLEASE NOTE THAT THIS IS A                                  ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL. Mr Jan Zegering Hadders, as
non-executive member of the Board of Directors, until
 the conclusion of the Ordinary General Meeting of
Shareholders of 2011. The candidacy of Mr Jan
Zegering Hadders has been  proposed by a group of
shareholders representing at least 1% of the capital
and represented by Deminor International SCRL and the
 Vereniging van Effectenbezitters (VEB), in
accordance with Article 18 b) 4) ii of the Articles

PROPOSAL #4.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          2/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Elect Mr Ludwig Criel, as non-                              ISSUER          NO           N/A               N/A
executive member of the Board of Directors, until the
 conclusion of the Annual General  Meeting of

PROPOSAL #2.2: Elect Mr Guy de Selliers de                                 ISSUER          NO           N/A               N/A
Moranville, as non-executive member of the Board of
Directors, until the conclusion of the  Annual
General Meeting of Shareholders of 2011.

PROPOSAL #2.3: General Meeting of Shareholders of                          ISSUER          NO           N/A               N/A
2011. The candidacy of Mr Philippe Casier has been
proposed by a group of  shareholders representing at
least 1% of the capital and represented by Deminor
International SCRL and the  Vereniging van
Effectenbezitters (VEB), in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #2.4: Meeting of Shareholders of 2011. The                        ISSUER          NO           N/A               N/A
candidacy of Mr Jozef De Mey has been proposed by
Ping An Insurance  (Group) Company of China, Ltd., a
shareholder representing at least 1% of the capital,
in accordance with Article  18 b) 4) ii of the
Articles of Association.

PROPOSAL #2.5: General Meeting of Shareholders of                          ISSUER          NO           N/A               N/A
2011. The candidacy of Mr Andrew Doman has been
proposed by Ping An  Insurance (Group) Company of
China, Ltd., a shareholder representing at least 1%
of the capital, in accordance  with Article 18 b) 4)
ii of the Articles of Association.

PROPOSAL #2.6: General Meeting of Shareholders of                          ISSUER          NO           N/A               N/A
2011. The candidacy of Mr Georges Ugeux has been
proposed by a group of  shareholders representing at
least 1% of the capital and represented by Deminor
International SCRL and the  Vereniging van
Effectenbezitters (VEB), in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #2.7: General Meeting of Shareholders of                          ISSUER          NO           N/A               N/A
2011. The candidacy of Mr Dirk van Daele has been
proposed by a group of  shareholders representing at
least 1% of the capital and represented by Deminor
International SCRL and the  Vereniging van
Effectenbezitters (VEB), in accordance with Article
18 b) 4) ii of the Articles of Association.

PROPOSAL #2.8: General Meeting of Shareholders of                          ISSUER          NO           N/A               N/A
2011. The candidacy of Mr Jan Zegering Hadders has
been proposed by a  group of shareholders
representing at least 1% of the capital and
represented by Deminor International SCRL and  the
Vereniging van Effectenbezitters (VEB), in accordance
 with Article 18 b) 4) ii of the Articles of

PROPOSAL #3.: The amendment of the Articles of                             ISSUER          NO           N/A               N/A
Association relates to a limited indemnification
under the Articles of Association, customary  in the
Netherlands, for persons who were as at 3 October
2008 or who became after 3 October 2008 members of
the Board of  Directors of the company.

PROPOSAL #4.: Close                                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve, project with BNP Paribas                            ISSUER          NO           N/A               N/A
proposal, the project based, on the one hand, on the
partnering of Fortis Bank SA/NV to BNP Paribas S.A.
and, on the other hand, on the consolidation of the
'Bancassurance Model' through a sale by Fortis
Insurance N.V. of 25% plus one share in Fortis
Insurance Belgium SA/NV to Fortis Bank SA/NV and
through the creation of a strategic partnership
between the BNP Paribas Group [including Fortis Bank
SA/NV] and the Fortis Group; the terms and conditions
 of this project are as specified in an agreement
between Fortis SA/NV, Fortis N.V., Fortis Brussels
SA/NV, Fortis Utrecht N.V., Fortis Insurance N.V.,
BNP Paribas S.A., the Societe Federale de
Participations et d'Investissement/Federale
Participatieen Investeringsmaatschappij, the Belgian
state, Fortis Bank SA/NV and Fortis Insurance Belgium
 SA/NV and as specified

PROPOSAL #3.1: Appoint Mr. Frank Arts as a Non-                            ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the AGM of Shareholders of 2011

PROPOSAL #3.2: Appoint Mr. Guy De Selliers De                              ISSUER          NO           N/A               N/A
Moranville as a Non-Executive Member of the Board of
Directors, until the end of the AGM of Shareholders
of 2011

PROPOSAL #3.3: Appoint Mr. Roel Nieuwdorp as a Non-                        ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the AGM of Shareholders of 2011

PROPOSAL #3.4: Appoint Mr. Lionel Perl as a Non-                           ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the AGM of Shareholders of 2011

PROPOSAL #3.5: Appoint Mr. Jin Shaoliang as a Non-                         ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the AGM of Shareholders of 2011

PROPOSAL #4.1: Amend the Articles of Association in                        ISSUER          NO           N/A               N/A
accordance with a draft prepared by De Brauw
Blackstone Westbroek N.V., the amendments include:
[i] a change of the registered seat to Utrecht, [ii]
a decrease of the registered capital and a deletion
of all references to Preference Shares, [iii] a
reduction of the maximum number of Directors to 11
and [iv] the introduction of a limited
indemnification for the Directors

PROPOSAL #4.2: Authorize any and all Members of the                        ISSUER          NO           N/A               N/A
Board of Directors as well as any and all Civil-Law
notaries, Associates and paralegals practicing with
De Brauw Blackstone Westbroek to finalize the
required notarial deed of amendment to the Articles
of Association, to apply for the required ministerial
 declaration of no objection, as well as to execute
the notarial deed of amendment to the Articles of
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open meeting                                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the proposed transactions                            ISSUER          NO           N/A               N/A
between Fortis SA/NV, BNP Paribas S.A., the Belgian
State, and related parties, as laid down in the
shareholder circular

PROPOSAL #3.1.: Elect Mr. Frank Arts as a Director                         ISSUER          NO           N/A               N/A

PROPOSAL #3.2.: Elect Mr. Guy De Selliers De                               ISSUER          NO           N/A               N/A
Moranville as a Director

PROPOSAL #3.3.: Elect Mr. Roel Nieuwdorp as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #3.4.: Elect Mr. Lionel Perl as a Director                        ISSUER          NO           N/A               N/A

PROPOSAL #3.5.: Elect Mr. Jin Shaoliang as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.1.: Authorize the repurchase of upto 10%                       ISSUER          NO           N/A               N/A
of issued share capital

PROPOSAL #4.2.: Authorize the disposal of, including                       ISSUER          NO           N/A               N/A
reissuance, of repurchased shares

PROPOSAL #5.1.1: Approve the reduction in share                            ISSUER          NO           N/A               N/A
capital to set off losses for FY 2008

PROPOSAL #5.1.2: Approve the reduction in share                            ISSUER          NO           N/A               N/A
capital, book corresponding amount under 'reserves
available for distribution, and amend Articles
accordingly

PROPOSAL #5.2.1: Receive the special Board report                          ISSUER          NO           N/A               N/A

PROPOSAL #5.2.2: Grant authority for the issuance of                       ISSUER          NO           N/A               N/A
equity with or without preemptive rights and amend
Articles accordingly

PROPOSAL #5.3.: Amend the Articles regarding decrease                      ISSUER          NO           N/A               N/A
 maximum number of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve, the project based, on the one                       ISSUER          NO           N/A               N/A
hand, on the partnering of Fortis Bank SA/NV to BNP
Paribas S.A. and, on the other hand, on the
consolidation of the 'bancasurance model' through a
sale by Fortis Insurance N.V. of 25%+1 share in
Fortis Insurance Belgium SA/NV to Fortis Bank SA/NV
and through the creation of a strategic partnership
between the BNP Paribas Group [including Fortis Bank
SA/NV] and the Fortis Group, the terms and conditions
 of this project are laid down in an Agreement
between Fortis SA/NV, Fortis N.V., Fortis Brussels
SA/NV, Fortis Utrecht N.V., Fortis Insurance N.V.,
BNP Paribas S.A., the Soci t F d rale de
Participations SA/NV et d'Investissement/Federale
Participatie- en Investeringsmaatschappij SA/NV, the
Belgian State, Fortis Bank SA/NV and Fortis Insurance
 Belgium SA/NV and are summarized in the shareholder

PROPOSAL #3.1.1: Discussion of the annual report on                        ISSUER          NO           N/A               N/A
the financial year 2008

PROPOSAL #3.1.2: Discussion of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts for the financial year 2008

PROPOSAL #3.1.3: Approve the discussion and proposal,                      ISSUER          NO           N/A               N/A
 of the statutory annual accounts of the Company for
the FY 2008

PROPOSAL #3.1.4: Approve the profit appropriation of                       ISSUER          NO           N/A               N/A
the Company for the FY 2007

PROPOSAL #3.2: Comments on dividend policy                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.3.1: Grant discharge to the Members of                         ISSUER          NO           N/A               N/A
the Board of Directors for the financial year 2008

PROPOSAL #3.3.2: Grant discharge to the Auditors for                       ISSUER          NO           N/A               N/A
the financial year 2008

PROPOSAL #4.: Comments on Fortis' governance relating                      ISSUER          NO           N/A               N/A
 to the reference codes and the applicable provisions
 regarding Corporate governance

PROPOSAL #5.1: Appoint Mr. Frank Arts as a Non-                            ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the OGM of Shareholders of 2011

PROPOSAL #5.2: Appoint Mr. Knight Guy de Selliers de                       ISSUER          NO           N/A               N/A
Moranville as a Non-Executive Member of the Board of
Directors, until the end of the OGM of Shareholders
of 2011

PROPOSAL #5.3: Appoint Mr. Roel Nieuwdorp as a Non-                        ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the OGM of Shareholders of 2011

PROPOSAL #5.4: Appoint Mr. Lionel Perl as a Non-                           ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the OGM of Shareholders of 2011

PROPOSAL #5.5: Appoint Mr. Jin Shaoliang as a Non-                         ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, until the
 end of the OGM of Shareholders of 2011

PROPOSAL #6.1: Authorize the Board of Directors of                         ISSUER          NO           N/A               N/A
the company, and the Boards of its direct
subsidiaries, to acquire Fortis Units, in which
twinned Fortis SA/NV shares are incorporated, up to
maximum 10% of the issued shares, for exchange values
 equivalent to the closing price of the Fortis Unit
on Euronext Brussels and Euronext Amsterdam on the
day immediately preceding the acquisition, plus a
maximum of 15% or minus a maximum of 15%, [for a
period of 18 months starting after the end of the
General Meeting which will deliberate this point]

PROPOSAL #6.2: Authorize the Board of Directors of                         ISSUER          NO           N/A               N/A
the company and the Boards of its direct
subsidiaries, to dispose of Fortis Units, in which
twinned Fortis SA/NV shares are incorporated, under
the conditions it will determine; [for a period of 18
 months starting after the end of the General Meeting
 which will deliberate this point]

PROPOSAL #7.1.1: Approve, the proposal, to                                 ISSUER          NO           N/A               N/A
restructure the own funds of the Company and to
reduce the Company capital in order to discharge EUR
22,506,376,781.48 in losses recorded by the Company
(statutory accounts under Belgian GAAP 2008 year-end)
 in 2008 as follows: - Reduction of the Reserves
available for distribution by an amount of EUR
5,357,718,878.08; - Reduction of the Share premium
reserve by an amount of EUR 9,239,682,069.75; -
Reduction of the Legal reserve by an amount of EUR
660,385,483.55; - Reduction of the Subscribed capital

PROPOSAL #7.1.2: Approve to reduce the Subscribed                          ISSUER          NO           N/A               N/A
capital by an amount of EUR 2,475,574,860.76 and to
add this amount to the reserves available for
distribution; and proposal to amend Article 8 of the
Articles of Association as specified, and the capital
 reductions will be applied in the first instance to
the taxed reserves incorporated in the Subscribed
capital and share premium reserves and subsequently
to the paid-up Subscribed capital and Share premium
as recognized for tax purposes, the capital
reductions aim to restore Fortis SA/NVs capacity to
distribute dividends in the future and to re-allow
the Board of Directors to make use of the authorised
capital by reducing the par value of the Fortis SA/NV
 shares to EUR 0.42

PROPOSAL #7.2.1: Communication of the special report                       ISSUER          NO           N/A               N/A
by the Board of Directors on the use and purpose of
the authorized capital prepared in accordance with
Article 604 of the Belgian Companies code

PROPOSAL #7.2.2: Approve, to cancel the unused                             ISSUER          NO           N/A               N/A
balance of the authorised capital, as mentioned in
Article 9 a) of the Articles of Association, existing
 at the date of the publication in the Belgian
Official Gazette of the amendment to the Articles of
Association of the Company resolved by the EGM of
Shareholders and to modify the paragraph a) worded as
 specified

PROPOSAL #7.3: Amend article 13 a] first sentence as                       ISSUER          NO           N/A               N/A
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B4399L102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the project based, on the one                        ISSUER          NO           N/A               N/A
hand, on the partnering of Fortis Bank SA/NV to BNP
Paribas S.A. and, on the other hand, on the
consolidation of the 'bancassurance model' through a
sale by Fortis Insurance N.V. of 25% plus one share
in Fortis Insurance Belgium SA/NV to Fortis Bank
SA/NV and through the creation of a strategic
partnership between the BNP Paribas Group [including
Fortis Bank SA/NV] and the Fortis Group. The terms
and conditions of this project are laid down in an
Agreement between Fortis SA/NV, Fortis N.V., Fortis
Brussels SA/NV, Fortis Utrecht N.V., Fortis Insurance
 N.V., BNP Paribas S.A., the Societe Federale de
Participations SA/NV et d'Investissement/Federale
Participatie- en Investeringsmaatschappij SA/NV, the
Belgian state, Fortis Bank SA/NV and Fortis Insurance
 Belgium SA/NV as specified

PROPOSAL #3.1.1: Discussion of the annual report on                        ISSUER          NO           N/A               N/A
the financial year 2008

PROPOSAL #3.1.2: Discussion of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts for the financial year 2008

PROPOSAL #3.1.3: Adopt the statutory annual accounts                       ISSUER          NO           N/A               N/A
of the Company for the FY 2008

PROPOSAL #3.2: Comments on dividend policy                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.3: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Board of Directors for the financial year 2008

PROPOSAL #4.: Comments on Fortis' governance relating                      ISSUER          NO           N/A               N/A
 to the reference codes and the applicable provisions
 regarding Corporate governance

PROPOSAL #5.1: Appoint Mr. Frank Arts as a Non-                            ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, subject
to the approval of the Dutch central bank and the
appointment as a Member of the Board of Directors of
Fortis SA/NV, until the end of the AGM of
Shareholders of 2011

PROPOSAL #5.2: Appoint Mr. Knight Guy de Selliers de                       ISSUER          NO           N/A               N/A
Moranville, as a Non-Executive Member of the Board of
 Directors, subject to the approval of the Dutch
central bank and the appointment as a Member of the
Board of Directors of Fortis SA/NV, until the end of
the AGM of Shareholders of 2011

PROPOSAL #5.3: Appoint Mr. Roel Nieuwdorp, as a Non-                       ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, subject
to the approval of the Dutch central bank and the
appointment as a Member of the Board of Directors of
Fortis SA/NV, until the end of the AGM of
Shareholders of 2011

PROPOSAL #5.4: Appoint Mr. Lionel Perl, as a Non-                          ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, subject
to the approval of the Dutch central bank and the
appointment as a Member of the Board of Directors of
Fortis SA/NV, until the end of the AGM of
Shareholders of 2011

PROPOSAL #5.5: Appoint Mr. Jin Shaoliang, as a Non-                        ISSUER          NO           N/A               N/A
Executive Member of the Board of Directors, subject
to the approval of the Dutch central bank and the
appointment as a Member of the Board of Directors of
Fortis SA/NV, until the end of the AGM of
Shareholders of 2011

PROPOSAL #6.1: Amend the Articles of Association in                        ISSUER          NO           N/A               N/A
accordance with a draft prepared by De Brauw
Blackstone Westbroek N.V. the amendments include [i]
a change of the registered seat to Utrecht, [ii] a
decrease of the authorized capital and a deletion of
all references to Preference Shares, [iii] a
reduction of the maximum number of Directors to 11
and [iv] the introduction of a limited

PROPOSAL #6.2: Amend the Article 3, as specified                           ISSUER          NO           N/A               N/A

PROPOSAL #6.3: Authorize the Board of Directors, to                        ISSUER          NO           N/A               N/A
amend paragraph b] of Article 9 with respect to the
current delegation, to issue twinned shares or to
grant rights to subscribe for shares, including the
issue of options or conversion of options, and
article 11 with respect to the limitation or
exclusion of pre-emption rights such that this
delegation is extended to 31 MAY 2012, the first
sentence of paragraph b] of Article 9 shall then read

PROPOSAL #6.4: Amend the first sentence of paragraph                       ISSUER          NO           N/A               N/A
a] of article 13 as specified

PROPOSAL #6.5: Amend Article 17: Remuneration as                           ISSUER          NO           N/A               N/A
specified

PROPOSAL #6.6: Amend Article 18 and Article 22b as                         ISSUER          NO           N/A               N/A
specified

PROPOSAL #6.7: Authorize any and all Members of the                        ISSUER          NO           N/A               N/A
Board of Directors as well as any and all Civil-Law
notaries, Associates and paralegals practising with
De Brauw Blackstone Westbroek to draw up the draft of
 the required notarial deed of amendment to the
Articles of Association, to apply for the required
ministerial declaration of no-objection, as well as
to execute the notarial deed of amendment to the
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTUM CORPORATION, ESPOO
  TICKER:                N/A             CUSIP:     X2978Z118
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting                                          ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Legality of the meeting                                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements, consolidated financial statements,
operating and financial review, the audit report and
the statement of the Supervisory Board for the YE 2008

PROPOSAL #7.: Adopt the accounts                                           ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the actions on profit or loss                        ISSUER          YES          FOR               FOR
and to pay a dividend of EUR 1.00 per share

PROPOSAL #9.: Grant discharge from liability                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #11.: Approve the number of Supervisory                           ISSUER          YES          FOR               FOR
Board Members

PROPOSAL #12.: Elect the Supervisory Board                                 ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members

PROPOSAL #14.: Approve the number of Board Members                         ISSUER          YES          FOR               FOR

PROPOSAL #15.: Elect Messrs. P.F. Agernas, M. Lehti,                       ISSUER          YES          FOR               FOR
E. Aho, I. Ervasti-Vaintola, B. Johansson-Hedberg, C.
 Rammschmidt and S. Baldauf as the Board Members

PROPOSAL #16.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditor(s)

PROPOSAL #17.: Elect Deloitte and Touche Ltd as the                        ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PORPOSAL: appoint  the Nomination

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOSTERS GROUP LTD
  TICKER:                N/A             CUSIP:     Q3944W187
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mrs. M L Cattermole as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #2.: Re-elect Mr. P.A. Clinton as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #3.: Re-elect Mr. M. J. Ullmer as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #4.: Approve to increase the total amount of                      ISSUER          YES          FOR               FOR
 Directors' fees that may be received by the
Company's Non-Executive Directors from AUD 1,750,000
to AUD 2,000,000 per FY, such amount to be inclusive
of superannuation guarantee charge contributions

PROPOSAL #S.5: Adopt, the existing constitution of                         ISSUER          YES          FOR               FOR
the Company is repealed and that the constitution in
the form tabled at the meeting as the new
Constitution of the Company, with effect from the

PROPOSAL #S.6: Approve to insert a proportional                            ISSUER          YES          FOR               FOR
takeover provision into the constitution as Rule 7.5
in the form as specified, with effect from the close
of this meeting for a period of 3 years

PROPOSAL #7.: Adopt the remuneration report required                       ISSUER          YES          FOR               FOR
by Section 300A of the Corporations Act, as specified
 in the Directors' report of the Company, for the  YE
 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOXCONN INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G36550104
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve to receive the                           ISSUER          YES          FOR               FOR
audited consolidated financial statements of the
Company and its subsidiaries for the YE 31 DEC 2008
together with the reports of the Directors and the
Independent Auditors thereon

PROPOSAL #2.I: Re-elect Mr. Chin Wai Leung, Samuel as                      ISSUER          YES          FOR               FOR
 a Director and authorize the Board of Director of
the Company to fix his remuneration

PROPOSAL #2.II: Re-elect Mr. Chang Ban Ja, Jimmy as a                      ISSUER          YES          FOR               FOR
 Director and authorize the Board of Director of the
Company to fix his remuneration

PROPOSAL #2.III: Re-elect Ms. Gou Hsiao Ling as a                          ISSUER          YES          FOR               FOR
Director and authorize the Board of Director of the
Company to fix his remuneration

PROPOSAL #2.IV: Re-elect Mr. Chen Fung Ming as a                           ISSUER          YES          FOR               FOR
Director and authorize the Board of Director of the
Company to fix his remuneration

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors of the Company to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the                               ISSUER          YES          FOR               FOR
Company[Directors], to purchase shares of the Company
 [Shares], subject to and in accordance with the
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited [Listing Rules], not
exceed 10% of the total nominal amount of the share
capital of the Company in issue on the date of
passing of this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by its
Memorandum and Articles of Association]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares and
to make or grant offers, agreements, options
[including bonds, warrants and debenture or other
securities exchangeable for or convertible into
shares] and rights of exchange or conversion which
would or might require the exercise of such power,
subject to and in accordance with all applicable Laws
 and requirements of the Listing Rules, otherwise
than pursuant to: i) a Rights Issue; or ii) any
option scheme or similar arrangement for the time
being adopted for the granting or issuance of Shares
or rights to acquire Shares; or iii) any scrip
dividend scheme or similar arrangement providing for
the allotment of Shares in lieu of the whole or part
of a dividend on shares in accordance with the
Articles of Association of the Company, shall not
exceed 20% of the total nominal amount of the share
capital of the Company in issue on the date of

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolution 4 and 5, above the general mandate granted
 to the Directors to allot, issue and deal with any
additional shares pursuant to Resolution 5 by the
addition thereto of the total nominal amount of
shares which may be purchased by the Company under
authority granted pursuant to Resolution 4, such
amount of shares so purchased shall not exceed 10% of
 the total nominal amount of the share capital of the
 Company in issue on the date of passing of this

PROPOSAL #7.: Authorize the Directors, to allot,                           ISSUER          YES          FOR               FOR
issue and deal with additional shares to be issued
under the Share Scheme adopted by the Company on 12
JAN 2005 [as amended from time to time]; the
aggregate nominal amount of additional shares
allotted, issued or dealt with, by the Directors
pursuant to the approval in this Resolution 7 shall
not exceed 2%of the total nominal amount of the share
 capital of the Company in issue on the date of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRANCE TELECOM SA
  TICKER:                N/A             CUSIP:     F4113C103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing the earnings for the FY of EUR
3,234,431,372.50; grant permanent discharge to the
Members of the Board of Directors for the performance
 of their duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditor's, approve the consolidated
 financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve to acknowledge the earnings                         ISSUER          YES          FOR               FOR
amount to EUR 3,234,431,372.50 and decide to allocate
 to the Legal Reserve EUR 256,930.00 which shows a
new amount of EUR 1,045,996,494.40 notes that the
distributable income after allocating to the Legal
Reserve EUR 256,930.00 and taking into account the
retained earnings amounting to EUR 12,454,519,240.25,
 amounts to EUR 15,688,693,682.75, resolve to pay a
dividend of EUR 1.40 per share which will entitle to
the 40% deduction provided by the French General Tax
Code and to appropriate the balance of the
distributable income to the 'Retained Earnings'
account, and the interim dividend of EUR 0.60 was
already paid on 11 SEP 2008; receive a remaining
dividend of EUR 0.80 on E-half of the dividend
balance, I.E, EUR 0.40, will be paid in shares as per
 the following conditions: the shareholders may opt
for the dividend payment in shares from 02 JUN 2009
to 23 JUN 2009, the balance of the dividend will be
paid on 30 JUN 2009, regardless the means of payment;
 the shares will be created with dividend rights as
of 01 JAN 2009, in the event that the Company holds
some of its own shares shall be allocated to the
retained earnings account as required By Law

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Articles L.225-38
of the French Commercial Code; approve the said
report and the agreements referred to therein

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Ernst and Young audit as the Statutory Auditor for a
6-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Auditex as the Deputy Auditor for a 6-year period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Deloitte ET Association as the Statutory Auditor for
a 6-year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Beas as the Deputy Auditor for a 6-year period

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buyback the Company's shares in the open market,
subject to the conditions described below: maximum
purchase price: EUR 40.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the shares buybacks: EUR
10,459,964,944.00, and to take all necessary measures
 and accomplish all necessary formalities; [Authority
 expires at the end of 18-month period]; it
supersedes the fraction unused of the authorization
granted by the shareholders meeting of 27 MAY 2008 in

PROPOSAL #E.10: Amend the Article NR 13 of the Bye-                        ISSUER          YES          FOR               FOR
Laws Board of Directors, in order to fix the minimal
number of shares in the Company, of which the
Directors elected by the General Meeting must be
holders

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, with the shareholders preferential
subscription right maintained, shares in the Company
and the securities giving access to shares of the
Company or one of its subsidiaries; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting 21 MAY 2007 in resolution 8,
 the maximum nominal amount of capital increase to be
 carried out under this delegation authority shall
not exceed EUR 2,000,000,000.00, the overall nominal
amount of debt securities to be issued shall not
exceed EUR 10,000,000,000.00 and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue by way of a public offering and or by way of an
 offer reserved for qualified investors in accordance
 with the Financial and Monetary code, with
cancellation of the shareholders preferential
subscription rights, shares in the Company or one of
its subsidiaries; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders
meeting 21 MAY 2007 in resolution 9, the maximum
nominal amount of capital increase to be carried out
under this delegation authority shall not exceed the
overall value governed by the current legal and
regulatory requirements, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution and
to take all necessary measures and accomplish all

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued, at
the same price as the initial issue, within 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue, for each of the
 issues decided in accordance with resolutions 11 and
 12, subject to the compliance with the overall value
 set forth in the resolution where the issue is
decided; [Authority expires at the end of 26-month

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's shares or securities giving access to
 the Company's existing or future shares, in
consideration for securities tendered in a public
exchange offer initiated in France or abroad by the
Company concerning the shares of another listed
Company; [Authority expires at the end of 26-month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting 21
MAY 2007 in resolution 12 the maximum nominal amount
of capital increase to be carried out under this
delegation authority is set at EUR 1,500,000,000.00,
the total nominal amount of capital increase to be
carried out under this delegation of authority shall
count against the overall value of capital increase
set by resolution 12, the overall amount of debt
securities to be issued shall not exceed and shall
count against, the overall value related to debt
securities set forth in the previous resolution 11
and to take all necessary measures and accomplish all
 necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital up to a nominal overall
amount representing 10% of the share capital by way
of issuing Company's shares or securities giving
access to the existing or future shares, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to the share capital, the
nominal overall value of capital increase resulting
from the issues decided by virtue of the present
resolution 12, the overall amount of debt securities
to be issued shall not exceed and shall count
against, the overall value related to debt securities
 set forth in the previous resolution 11; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in resolution
 13, and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, the share capital
issuance of the Company's shares to be subscribed
either in cash or by offsetting of the debts, the
maximum nominal amount increase to be carried out
under this delegation of authority is set at EUR
70,000,000.00, this amount shall count against the
ceiling set forth in Resolution 18, and to cancel the
 shareholders preferential subscription rights in
favour of the holders of options giving the right to
subscribe shares or shares of the Company Orange
S.A., who signed a liquidity contract with the
Company , and to take all necessary measures and
accomplish all necessary formalities; [Authority
expires at the end of 18-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in resolution

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed on 1 or more occasions with the issue and the
 allocation free of charge of liquidity instruments
on options (ILO), in favour of the holders of options
 giving the right to subscribe shares of the Company
Orange S.A., having signed a liquidity contract with
the Company, the maximum nominal amount increase to
be carried out under this delegation of authority is
set at EUR 1,000,000.00 this amount shall count
against the ceiling set forth in Resolution 18 and to
 take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 14

PROPOSAL #E.18: Adopt the 7 previous resolutions and                       ISSUER          YES          FOR               FOR
approve to decides that the maximum nominal amount
pertaining to the capital increases to be carried out
 with the use of the delegations given by these 7
resolutions set at EUR 3,500,000,000.00

PROPOSAL #E.19: Authorize the Board of Directors, to                       ISSUER          YES          FOR               FOR
issue on 1 or more occasions, in France or abroad,
and, or on the international market, any securities
(Other than shares) giving right to the allocation of
 debt securities, the nominal amount of debt
securities to be issued shall not exceed EUR
7,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 26-month period]; it supersedes
 the fraction unused of the authorization granted by
the shareholders meeting of 21 MAY 2007 in Resolution

PROPOSAL #E.20: Approve to delegate to the securities                      ISSUER          YES          FOR               FOR
 all powers to increase the share capital in 1 or
more occasions, by way of capitalizing reserves,
profits or premiums, provided that such
capitalization is allowed by Law and under the Bye-
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods, the ceiling of the nominal amount of
capital increase resulting from the issues carried by
 virtue of the present delegation is set at EUR
2,000,000,000.00; [Authority expires at the end of
26-month period]; it supersedes the fraction unused
of the authorization granted by the shareholders

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free on 1 or more occasions, existing
shares in favour of the employees or the corporate
officers of the Company and related groups or
Companies, they may not represent more than 1% of the
 share capital and it has been decided to cancel the
shareholder's preferential subscription rights in
favour of the beneficiaries mentioned above, and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 38-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 21 MAY 2007 in Resolution 12

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on 1 or more occasions by
issuing shares or securities giving access to
existing or future shares in the Company in favour of
 employees and former employees who are members of a
Company Savings Plan of the France Telecom Group or
by way of allocating free of charge shares or
securities giving access to the Company's existing or
 future shares, i.e., by way of capitalizing the
reserves, profits or premiums, provided that such
capitalization is allowed by Law under the Bye-Laws,
the overall nominal value of capital increase
resulting from the issues carried out by virtue of
the present resolution is set at EUR 500,000,000.00,
the ceiling of the nominal amount of France Telecom's
 capital increase resulting from the issues carried
out by capitalizing reserves, profits or premiums is
also set at EUR 500,000,000.00 and it has been
decided to cancel the shareholders preferential
subscription rights in favour of the beneficiaries
mentioned above and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires at the end of 6-month period]; it supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 27 MAY 2008 in Resolution

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with
repurchase plans authorized prior and posterior to
the date of the present shareholders meeting and to
take all necessary measures and accomplish all
necessary formalities; [Authority expires at the end
of 18-month period]; it supersedes the fraction
unused of the authorization granted by the
shareholders meeting of 27 MAY 2008 in Resolution 16

PROPOSAL #E.24: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRAPORT AG
  TICKER:                N/A             CUSIP:     D3856U108
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and group annual report as well as the
report by the Board of MDs pursuant to sections
289[4] and 315[4] of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 105,633,197.10 as
follows: payment of a dividend of EUR 1.15 per no-par
 share EUR 259,358.35 shall be carried forward ex-
dividend and payable date: 28 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG, Frankfurt

PROPOSAL #6.: Renewal of authorized capital and the                        ISSUER          NO           N/A               N/A
corresponding, amendments to the Articles of
Association, the Board of Managing Directors shall be
 authorized, with the consent of the Supervisory
Board, to increase the company's share capital by up
to EUR 5,500,000, through the issue of new shares,
against payment in cash, on or before 26 MAY 2014,
shareholders shall be granted subscription rights
except for residual amounts and for a capital
increase against payment in cash insofar as the new
shares are issued to employees of the company or its

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 company shall be authorized to acquire up to 3% of
its share capital through the stock exchange, at
prices not deviating more than 10% from the market
price of the shares, on or before 26 NOV 2010, the
Board of Managing Directors shall be authorized, with
 the consent of the Supervisory Board, to use the
shares within the scope of the Fraport Management
Stock Option Plans 2005 and as part of the management
 bonus for members of the Board of Managing Directors

PROPOSAL #8.: Resolution on the remuneration for                           ISSUER          NO           N/A               N/A
Members of the Supervisory Board's Finance and Audit
Committee and the corresponding amendment to the
Articles of Association the chairman of the
Supervisory Board's Finance and Audit Committee shall
 receive twice the amount of the remuneration of an
ordinary Supervisory Board Member, each member of the
 Supervisory Board's Finance and Audit Committee
shall receive an attendance fee of EUR 800 per
committee meeting, the attendance fee for all other
Supervisory Board Committees being EUR 400 per
committee meeting for each Committee Member

PROPOSAL #9.: Amendment to Section 16 Paragraph 1 of                       ISSUER          NO           N/A               N/A
the Statutes [audiovisual broadcast of the general
meeting]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRASER & NEAVE LTD
  TICKER:                N/A             CUSIP:     Y2642C155
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve a New Restricted Share Plan to                       ISSUER          YES        AGAINST           AGAINST
be known as 'F&N Restricted Share Plan' [the 'F&N
RSP], the rules of which, for the purpose of
identification, have been subscribed to by the
Chairman of the meeting, under which awards ['RSP
Awards'] fully paid-up ordinary shares in the capital
 of the Company ['shares'], their equivalent cash
value or combinations thereof will be granted, free
of payment, to selected Employees of the Company and
its subsidiaries [the 'Group'] including Executive
Directors of the Group, details of which are as
specified; authorize the Directors of the Company i)
to establish and administer the F&N RSP and ii) to
modify and/or alter the F&N RSP at any time and from
time to time, provided that such modification and/or
alteration is effected in accordance with the
provisions of the F&N RSP, and to do all such acts
and to enter into all such transactions and
arrangements as may be necessary or expedient in
order to give full effect to the F&N RSP; and to
grant RSP Awards in accordance with the provisions of
 the F&N RSP and to allot and issue from time to time
 such number of fully paid shares as may be required
to be delivered pursuant to the vesting of RSP Awards
 under the F&N RSP, provided that the aggregate
number of new shares allotted and issued and/or to be
 allotted and issued, when aggregated with existing
shares [including shares held in treasury] delivered
and/or to be delivered, pursuant to the F&N RSP and
the F&N PSP [as specified], shall not exceed 10% of
the total number of issued shares [excluding treasury
 shares] from time to time

PROPOSAL #2.: Approve a New Performance Share Plan to                      ISSUER          YES        AGAINST           AGAINST
 be known as 'F&N Performance Share Plan' [the 'F&N
PSP], the rules of which, for the purpose of
identification, have been subscribed to by the
Chairman of the meeting, under which awards ['PSP
Awards'] fully paid-up ordinary shares in the capital
 of the Company ['shares'], their equivalent cash
value or combinations thereof will be granted, free
of payment, to Selected Employees of the Group
including Executive Directors of the Group, details
of which are as specified; authorize the Directors of
 the Company i) to establish and administer the F&N
PSP and ii) to modify and/or alter the F&N PSP at any
 time and from time to time, provided that such
modification and/or alteration is effected in
accordance with the provisions of the F&N PSP, and to
 do all such acts and to enter into all such
transactions and arrangements as may be necessary or
expedient in order to give full effect to the F&N
PSP; and to grant PSP Awards in accordance with the
provisions of the F&N PSP and to allot and issue from
 time to time such number of fully paid shares as may
 be required to be delivered pursuant to the vesting
of PSP Awards under the F&N PSP, provided that the
aggregate number of new shares allotted and issued
and/or to be allotted and issued, when aggregated
with existing shares [including shares held in
treasury] delivered and/or to be delivered, pursuant
to the F&N PSP and the F&N RSP [as specified], shall
not exceed 10% of the total number of issued shares
[excluding treasury shares] from time to time

PROPOSAL #3.: Authorize the Directors of Company, for                      ISSUER          YES          FOR               FOR
 the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued shares
 of the Company [Shares] not exceeding in aggregate
the maximum percentage [number of issued shares
representing 7% of the issued shares], at such price
or prices as may be determined by the Directors from
time to time up to the maximum price[shares to be
purchased or acquired, means the purchase price which
 shall not exceed 105% of the Average Closing Price
of the shares]: i) market purchases(s) on the
Singapore Exchange Securities Trading Limited [SGX-
ST] transacted through the Central Limit Order Book
trading system and/or any other securities exchange
on which the shares may for the time being be listed
and quoted [Other Exchange]; and/or ii) off-market
purchases (s) [if effected otherwise than on the SGX-
ST or, as the case may be, Other Exchange] in
accordance with any equal access scheme(s) as may be
determined or formulated by the Directors as they
consider fit, which scheme(s) shall satisfy all the
conditions prescribed by the Companies Act, and
otherwise in accordance with all other laws and
regulations and rules of the SGX_ST or, as the case
may be other exchange as may for the time being be
applicable [the Share Purchase Mandate]; [Authority
expires the earlier of the next AGM of the Company or
 the date of the next AGM of the Company as required
by the law to be held]; and Authorize the Directors
of the Company and/or any of them to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or be may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this
Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRASER & NEAVE LTD
  TICKER:                N/A             CUSIP:     Y2642C155
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the                          ISSUER          YES          FOR               FOR
Directors and audited financial statements for the YE
 30 SEP 2008

PROPOSAL #2.: Approve a final tax-exempt [one-tier]                        ISSUER          YES          FOR               FOR
dividend of 8.5 cents per share in respect of the YE
30 SEP 2008

PROPOSAL #3.A: Re-appoint Mr. Ho Tian Yee as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #3.B: Re-appoint Mr. Koh Beng Seng as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #3.C: Re-appoint Mr. Tan Chong Meng as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #4.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
2,555,000 payable by the Company for the YE 30 SEP

PROPOSAL #5.: Re-appoint the Auditors for the ensuing                      ISSUER          YES          FOR               FOR
 year and authorize the Directors to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to issue shares in the capital of the Company
[shares] whether by way of rights or bonus; and/or
make or grant offers, agreements or options
[collectively, Instruments] that might or would
require shares to be issued, including but not
limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into shares, on a pro rata
basis to shareholders of the Company at any time and
upon such terms and condition and for such purposes
as the Directors may in their absolute discretion
deem fit; and [notwithstanding the authority
confirmed by this resolution may have ceased to be in
 force] issue shares in pursuance of any Instrument
made or granted by the Directors while this
resolution was in force, provide that: the aggregate
number of shares to be issued pursuant to this
resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] does not exceed 50% of the total
number of issued shares in the capital of the
Company, excluding treasury shares [as specified];
[subject to such manner of calculation as may be
prescribed by the Singapore Exchange Securities
Trading Limited ['SGX-ST'] for the purpose of
determining the aggregate number of shares that may
be issued under sub-paragraph(1), the total number of
 issued shares, excluding treasury shares, shall be
based on the total number of issued shares in the
capital of the Company, excluding treasury shares, at
 the time this resolution is passed, after adjusting
for: i) new shares arising from the conversion or
exercise of any convertible securities or share
options or vesting of share awards which are
outstanding or subsisting at the time this resolution
 is passed; and ii) any subsequent bonus issue,
consolidation or subdivision of shares; in exercising
 the authority conferred by this resolution, the
Company shall comply with the provisions of the
Listing Manual of the SGX-ST for the time being in
force, [unless such compliance has been waived by the
 SGX-ST] and the Articles of Association of the
Company; [ Authority expires the earlier at the
conclusion of the next AGM of the Company on the date

PROPOSAL #7.: Authorize the Directors to offer and                         ISSUER          YES        AGAINST           AGAINST
grant options in accordance with the provisions of
the Fraser and Neave, Limited Executives' Share
Option Scheme 1999 [the 1999 Scheme] and to allot and
 issue such shares as may be issued pursuant to the
exercise of options under the 1999 Scheme, provided
always that the aggregate number of shares to be
issued pursuant to the 1999 Scheme shall not exceed
15% of the total number of issued shares in the
capital of the Company, excluding treasury shares,

PROPOSAL #8.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS MED CARE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D2734Z107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code, and approval of the financial
statement for 2008 FY

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 761,954,502.81 as
follows: payment of a dividend of EUR 0.58 per
ordinary share and EUR 0.60 per preferred share EUR
589,187,597.93 shall be carried forward ex-dividend
and payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the acts of the general                      ISSUER          NO           N/A               N/A
 partner

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY.: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS SE, BAD HOMBURG
  TICKER:                N/A             CUSIP:     D27348107
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements, the Group annual report, and the reports
 pursuant to Sections 289(4) and 315(4) of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 201,810,242.67 as
follows: payment of a dividend of EUR 0.70 per
ordinary share payment of a dividend of EUR 0.71 per
preference share EUR 88,161,179.56 shall be allocated
 to the revenue reserves EUR 42,730.64 shall be
carried forward ex-dividend and payable date: 11 MAY

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

PROPOSAL #6.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital I and the correspondent amendment
to the Art of Association, the existing authorized
capital I shall be revoked, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 12,800,000, through the issue of new
ordinary and/or preferred shares against payment in
cash, on or before 07 MAY 2014 [authorized capital
I], Shareholders shall be granted subscription rights
 except for residual amounts, holders of one class of
 shares may not subscribe, to the other class of

PROPOSAL #7.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital II and the correspondent amendment
 to the Articles of Association the existing
authorized capital II shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
Company's share capital by up to EUR 6,400,000
through the issue of new ordinary and/or preferred
shares against payment in cash and/or kind, on or
before 07 MAY 2014 [authorized capital II],
shareholders shall be granted subscription rights
except for residual amounts, for a capital increase
against payment in cash if the new shares are issued
at a price not materially below their market price,
and for a capital increase against payment in kind in
 connection with acquisitions, holders of one class
of shares may not subscribe to the other class of

PROPOSAL #8.: Separate resolution of the preference                        ISSUER          NO           N/A               N/A
shareholders on the creation of a new authorized
capital I as per Item 6

PROPOSAL #9.: Separate resolution of the preference                        ISSUER          NO           N/A               N/A
shareholders on the creation of a new authorized
capital II as per Item 7

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRESENIUS SE, BAD HOMBURG
  TICKER:                N/A             CUSIP:     D27348123
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 201,810,242.67 as follows:
 payment of a dividend of EUR 0.70 per ordinary share
 payment of a dividend of EUR 0.71 per preference
share EUR 88,161,179.56 shall be allocated to the
revenue reserves EUR 42,730.64 shall be carried
forward ex-dividend and payable date: 11 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG, Berlin

PROPOSAL #6.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital I and the corresponding amendment
to the Articles of Association the existing
authorized capital I shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 12,800,000 through t he
issue of new ordinary and/or preferred shares against
 payment in cash, on or before 07 MAY 2014
[authorized capital I], shareholders shall be granted
 subscription rights except for residual amounts,
holders of one class of shares may not subscribe to

PROPOSAL #7.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital ii and the corresponding amendment
 to the Articles of Association, the existing
authorized capital II shall be revoked, the Board of
Managing Directs shall be authorize d, with the
consent of the Supervisory Board, to increase the
Companys share capital by up to EUR 6,400,000 through
 the issue of new ordinary and/or preferred shares
against payment in cash and/or kind, on or before 07
MAY 2014 [authorized capital II], shareholders shall
be granted subscription rights except for residual
amounts, for a capital increase against payment in
cash if the new shares are issued at a price not
materially below their market price, and for a
capital increase against payment in kind in
connection with acquisitions, holders of one class of
 shares may not subscribe to the other class of shares

PROPOSAL #8.: Separate resolution of the preference                        ISSUER          NO           N/A               N/A
shareholders on the creation of a new authorized
capital I as per item 6

PROPOSAL #9.: Separate resolution of the preference                        ISSUER          NO           N/A               N/A
shareholders on the creation of a new authorized
capital II as per item 7

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRIENDS PROVIDENT PLC, DORKING
  TICKER:                N/A             CUSIP:     G6083W109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and                             ISSUER          YES          FOR               FOR
accounts and the Auditors' report

PROPOSAL #2.: Approve that Friends Provident Group                         ISSUER          YES          FOR               FOR
Plc should pay a dividend equivalent to 2.6p per
existing Friends Provident Plc share

PROPOSAL #3.: Elect Mr. David Rough as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Trevor Matthews as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Robin Phipps as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Rodger Hughes as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Ms. Evelyn Bourke as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Sir Adrian Montague as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Sir. Mervyn Pedelty as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Approve the Directors' report on                            ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #11.: Re appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditor
PROPOSAL #12.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
fees paid to the Auditor

PROPOSAL #13.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.15: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own ordinary shares

PROPOSAL #S.16: Approve to enable the Company to call                      ISSUER          YES          FOR               FOR
 a general meeting on 14 days notice

PROPOSAL #S.17: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRIENDS PROVIDENT PLC, DORKING
  TICKER:                N/A             CUSIP:     G6083W109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the scheme of arrangement dated                      ISSUER          YES          FOR               FOR
 30 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRIENDS PROVIDENT PLC, DORKING
  TICKER:                N/A             CUSIP:     G6083W109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, for the purpose of giving effect to the
scheme of arrangement dated 05 MAY 2009 between the
Company and the holders of its Scheme Shares [as
defined in the said scheme of arrangement], as
specified, in its original form or subject to any
modification, addition or condition approved or
imposed by the Court and agreed to by the Company and
 Friends Provident Group [the Scheme]: a) to take all
 such action as they may consider necessary or
appropriated for carrying the scheme into effect; b)
the share capital of the Company be reduced by
canceling and extinguishing all the scheme shares [as
 defined in the scheme]; c) subject to and forthwith
upon the said reduction of capital taking effect and
notwithstanding anything to the contrary in the
Articles of Association of the Company: i) to
increase the authorized share capital of the Company
to its former amount by the creation of such number
of new Ordinary Shares of 10p each as shall be equal
to the number of Scheme Shares cancelled as
specified; ii) the reserve arising in the books of
account of the Company as a result of the said
reduction of capital be capitalized and applied in
paying up in full at par the new Ordinary Shares so
created, such Ordinary Shares to be allotted and
issued credited as fully paid to Friends Provident
Group and/or its nominee's; and iii) for the purposes
 of Section 80 of the Companies Act 1985 to allot the
 new Ordinary Shares as specified, provided that the
maximum aggregate nominal amount of the shares which
may be allotted under this authority shall be the
aggregate nominal amount of the said new Ordinary
Shares created as specified, [Authority expires the
earlier on the 5th anniversary of the date of this
resolution or shall be in addition and, without
prejudice to any other authority under the said
section 80 previously granted and in force on the
date on which this resolution is passed]; and with
effect from the passing of this resolution, the
Articles of Association of the Company be amended by
the adoption and inclusion of the following new
Article 150 as specified and with effect from the
passing of this resolution: (a) one authorized but
unissued share of the Company be reclassified as a
Deferred Share of 10p, such Deferred Share to have
the rights as specified in the Articles of
Association of the Company as amended pursuant to
this resolution below; amend the Articles of
Association of the Company by the adoption and
inclusion of the specified Article 151; authorize the
 Directors, for the purposes of Section 80 of the
Companies Act 1985 to allot the said deferred share
provided that; [Authority expires the earlier on the
5th anniversary of the date of this resolution or
shall be in addition and without prejudice to any
authority under the said Section 80 previously
granted and in force on the date on which this
resolution is passed; and pursuant to and during the
period of the said authority to allot the said

PROPOSAL #S.2: Approve, subject to the passing of the                      ISSUER          YES          FOR               FOR
 Resolution Numbered 1 as specified, the proposed
reduction of capital of Friends Provident Group Plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRIENDS PROVIDENT PLC, DORKING
  TICKER:                N/A             CUSIP:     G6083W109
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors to implement,                       ISSUER          YES          FOR               FOR
the Demerger and approve the proposed capital
reduction of Friends Provident Group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUGRO NV, LEIDSCHENDAM
  TICKER:                N/A             CUSIP:     N3385Q197
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Board of management and                        ISSUER          NO           N/A               N/A
the Supervisory Board for the year 2008

PROPOSAL #3.: Approve the annual accounts on the FY                        ISSUER          NO           N/A               N/A
2008

PROPOSAL #4.: Grant discharge to the Managing Board                        ISSUER          NO           N/A               N/A
in respect of the duties performed during the past FY

PROPOSAL #5.: Grant discharge to the Supervisory                           ISSUER          NO           N/A               N/A
Board in respect of the duties performed during the

PROPOSAL #6.a: Approve the policy on reserves and                          ISSUER          NO           N/A               N/A
dividend

PROPOSAL #6.b: Approve to declare a dividend over the                      ISSUER          NO           N/A               N/A
 FY 2008 of EUR 1.50 gross per share which can be
taken up at the choice of shareholders entirely in
cash or in new shares of the Company

PROPOSAL #7.a: Re-appoint Mr. F.J.G.M.Cremers as a                         ISSUER          NO           N/A               N/A
Member of the Supervisory Board

PROPOSAL #7.b: Appoint Mrs. M. Helmes as a Member of                       ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #8.: Authorize the Managing Board, subject                        ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board, to cause
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the company is permitted to
acquire pursuant to the provisions of Section 98,
Subsection 2, of book 2 of the Netherlands Civil Code
 such acquisition may be effected by means of any
type of contract, including stock exchange
transactions and private transactions the price must
lie between the nominal value of the shares and an
amount equal to 10% of the market price by market
price is understood the average of the closing prices
 reached by the share s on each of the 5 stock
exchange business days preceding the date of
acquisition, as evidenced by the official price list
of euro next Amsterdam NV; [Authority expires at the
end of 18 months] commencing on 07 MAY 2009

PROPOSAL #9.a: Approve that, the Managing Board,                           ISSUER          NO           N/A               N/A
subject to the approval of the Supervisory Board be
designated for a period of 18 months as the body
which is authorized to resolve to issue shares up to
a number of share s not exceeding the number of
unissued shares in the capital of the Company

PROPOSAL #9.b: Authorize the Managing Board under                          ISSUER          NO           N/A               N/A
approval of the Supervisory Board as the sole body to
 limit or exclude the pre emptive right on new issued
 shares in the Company

PROPOSAL #10.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #11.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJI ELECTRIC HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J14112106
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJI HEAVY INDUSTRIES LTD.
  TICKER:                N/A             CUSIP:     J14406136
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJI MEDIA HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J15477102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJIFILM HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J14208102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #7.: Granting of Remuneration to Directors                        ISSUER          YES          FOR               FOR
under the Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUJITSU LIMITED
  TICKER:                N/A             CUSIP:     J15708159
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUKUOKA FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J17129107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                G4S PLC, CRAWLEY
  TICKER:                N/A             CUSIP:     G39283109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements and                           ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the confirmation and                                 ISSUER          YES          FOR               FOR
declaration of dividends

PROPOSAL #4.: Re-elect Mr. Trevor Dighton as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Thorleif Krarup [member of                      ISSUER          YES          FOR               FOR
 Audit Committee] as a Director

PROPOSAL #6.: Re-election Mr. Mark Seligman [member                        ISSUER          YES          FOR               FOR
of Audit and Remuneration Committee] as a Director

PROPOSAL #7.: Re-appoint KPMG as the Auditor and                           ISSUER          YES          FOR               FOR
grant authority to fix their remuneration

PROPOSAL #8.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #S.10: Grant authority to disapply statutory                      ISSUER          YES          FOR               FOR
 pre-emption rights

PROPOSAL #S.11: Grant authority to purchase own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve to allow general meetings                          ISSUER          YES          FOR               FOR
[other than AGMs] to be called on 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GALP ENERGIA,SA, LISBOA
  TICKER:                N/A             CUSIP:     X3078L108
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to resolve on the management                         ISSUER          NO           N/A               N/A
consolidated report, individual and consolidated
accounts, for the year 2008, as well as remaining
reporting documents

PROPOSAL #2.: Approve to resolve on the Company's                          ISSUER          NO           N/A               N/A
Governance report

PROPOSAL #3.: Approve to resolve on the proposal for                       ISSUER          NO           N/A               N/A
application of profits

PROPOSAL #4.: Approve to resolve on a general                              ISSUER          NO           N/A               N/A
appraisal of the Company Management and Supervision

PROPOSAL #5.: Elect the Secretary of the Board of the                      ISSUER          NO           N/A               N/A
 general meeting for the 2008-2010 period

PROPOSAL #6.: Approve to resolve on the amendment to                       ISSUER          NO           N/A               N/A
Article 10 N. 3 of the Companys Articles of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAMESA CORPORACION TECHNOLOGICA S A
  TICKER:                N/A             CUSIP:     E54667113
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          YES          FOR               FOR
 annual accounts of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
and the distribution of the dividend

PROPOSAL #3.: Approve the management report of the                         ISSUER          YES          FOR               FOR
company and consolidated group

PROPOSAL #4.: Approve the management of the Board of                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Ratify the Board Member of Iberdrola                         ISSUER          YES          FOR               FOR
with the Calification of dominical External Member

PROPOSAL #6.: Ratify the appointment of Mr. Carles                         ISSUER          YES          FOR               FOR
Fernandez-Lerga with Calification of other External
Board Members

PROPOSAL #7.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the derivated acquisition of own shares until max of
5% leaving without effect the previous agreements
approved in the OGM of 2008

PROPOSAL #9.: Approve the Incentive Plan to long-term                      ISSUER          YES          FOR               FOR
 through the deliver of shares of the Company
included in the strategic plan 2009-2011, delegation
of the faculties for the execution of this

PROPOSAL #10.: Approve the delegation of the                               ISSUER          YES          FOR               FOR
faculties for the execution of the agreements in the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAS NAT SDG S A
  TICKER:                N/A             CUSIP:     E5499B123
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the modification of Article 15                       ISSUER          YES          FOR               FOR
of bylaws adaptation of minimum period to exercise
the preferential subscription rights to Article 158.1
 of the Spanish Corporation Act

PROPOSAL #2.: Approve to increase the capital with                         ISSUER          YES          FOR               FOR
preferential subscription rights by issuing
223.888.014 new shares of 1 EURO nominal value each

PROPOSAL #3.: Ratify Mr. D. Narcis Serra I Serra as a                      ISSUER          YES          FOR               FOR
 Board Member

PROPOSAL #4.: Grant authority to the Board to execute                      ISSUER          YES          FOR               FOR
 the agreements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAS NAT SDG S A
  TICKER:                N/A             CUSIP:     E5499B123
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the individual                             ISSUER          YES          FOR               FOR
financial statements and the statutory reports

PROPOSAL #2.: Approve to accept the consolidated                           ISSUER          YES          FOR               FOR
financial statements and the statutory reports

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
the dividends

PROPOSAL #4.: Grant discharge to the Directors                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect the External Auditors                               ISSUER          YES          FOR               FOR

PROPOSAL #6.1: Re-elect Salvador Gabarro Serra as an                       ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #6.2: Re-elect Emiliano Lopez Achurra as an                       ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #6.3: Re-elect Juan Rosell Lastortras as a                        ISSUER          YES        AGAINST           AGAINST
Non-Executive Director

PROPOSAL #7.: Approve the Merger Agreement with Union                      ISSUER          YES          FOR               FOR
 Fenosa and Union Fenosa Generacion, S.A.

PROPOSAL #8.: Approve to increase in capital in the                        ISSUER          YES          FOR               FOR
amount of EUR 26.2 million through the issuance of
26.2 million shares of EUR 1 par value in connection
with the Merger Agreement in Item 7 consequently
modify the Articles 5 and 6 of Company By-Laws

PROPOSAL #9.: Grant authority for the repurchase of                        ISSUER          YES          FOR               FOR
shares void authorization granted on AGM of 21 MAY

PROPOSAL #10.: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights of up to 50% of capital in accordance with
Articles 153.1.b of Spanish Companies Law;
consequently Amend Company By-Laws

PROPOSAL #11.1: Amend the Article 2 of Company                             ISSUER          YES          FOR               FOR
Bylaws, regarding: social objective

PROPOSAL #11.2: Amend the Article 9 of Company                             ISSUER          YES          FOR               FOR
Bylaws, regarding: dividends

PROPOSAL #11.3: Amend the Article 15 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: preemptive rights

PROPOSAL #11.4: Amend the Article 16 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: exclusion of preemptive rights

PROPOSAL #11.5: Amend the Article 17 of Company                            ISSUER          YES          FOR               FOR
Bylaws to reflect changes in capital

PROPOSAL #11.6: Amend the Article 18 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: debt issuance

PROPOSAL #11.7: Amend the Article 32 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: Special Agreement

PROPOSAL #11.8: Amend the Article 64 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: dividends distribution

PROPOSAL #11.9: Amend the Article 69 of Company                            ISSUER          YES          FOR               FOR
Bylaws, regarding: Mergers and Excision

PROPOSAL #11.10: Approve the recast of Company Bylaws                      ISSUER          YES          FOR               FOR

PROPOSAL #12.: Authorize the Board to ratify and                           ISSUER          YES          FOR               FOR
execute approved resolutions

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  ISSUER:                GAZ DE FRANCE, PARIS
  TICKER:                N/A             CUSIP:     F42651111
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend the Article 13 of the By-Laws                         ISSUER          YES          FOR               FOR
regarding Board composition

PROPOSAL #E.2: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
Suez
PROPOSAL #E.3: Approve the accounting treatment of                         ISSUER          YES          FOR               FOR
Merger

PROPOSAL #E.4: Approve the Gaz De France Stock                             ISSUER          YES          FOR               FOR
replacing Suez Stock to be issued or reissued
pursuant to Suez outstanding Stock Option Plans

PROPOSAL #E.5: Approve the Gaz De France Stock                             ISSUER          YES          FOR               FOR
replacing Suez Stock to be issued or reissued
pursuant to Suez outstanding Share Incentive Plans

PROPOSAL #E.6: Acknowledge completion of Merger,                           ISSUER          YES          FOR               FOR
approve the dissolution of Suez without liquidation,
and authorize the Board to execute all formalities
pursuant to Merger

PROPOSAL #E.7: Amend the Article 1 of Association                          ISSUER          YES          FOR               FOR
regarding form of Company

PROPOSAL #E.8: Approve to change Corporate purpose                         ISSUER          YES          FOR               FOR
and amend the Article 2 of By-Laws

PROPOSAL #E.9: Approve to change Company name to GDF                       ISSUER          YES          FOR               FOR
SUEZ and amend the Article 3 of By-Laws accordingly

PROPOSAL #E.10: Approve to change location of                              ISSUER          YES          FOR               FOR
registered office to 16-26 Rue Du Docteur Lancereaux,
 75008 Paris, and amend the Article 4 of By-Laws
accordingly

PROPOSAL #E.11: Amend the Article 6 of By-Laws to                          ISSUER          YES          FOR               FOR
reflect changes in capital

PROPOSAL #E.12: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #E.13: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 250
Million

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 250
Million

PROPOSAL #E.15: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegations submitted to shareholder vote above
within the nominal limits set above

PROPOSAL #E.16: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.17: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.18: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan for International Employees

PROPOSAL #E.19: Approve to set global limit for                            ISSUER          YES          FOR               FOR
capital increase to result from issuance requests
under items 13 through 18 at EUR 310 million

PROPOSAL #E.20: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves for bonus issue or

PROPOSAL #E.21: Grant authority up to 0.5% of issued                       ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.22: Approve the Stock Option Plans grants                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #E.23: Approve to reduce in share capital                         ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #O.24: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued share capital

PROPOSAL #O.25: Approve to dismiss the Directors                           ISSUER          YES          FOR               FOR
elected on general meeting held on 07 OCT 2005

PROPOSAL #O.26: Elect Mr. Jean-Francois Cirelli as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.27: Elect Mr. Gerard Mestrallet as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.28: Elect Mr. Jean-Louis Beffa as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.29: Elect Mr. Aldo Cardoso as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.30: Elect Mr. Etienne Davignon as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.31: Elect Mr. Albert Frere as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #O.32: Elect Mr. Edmond Alphandery as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.33: Elect Mr. Rene Carron as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #O.34: Elect Mr. Thierry De Rudder as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.35: Elect Mr. Paul Desmarais Jr as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.36: Elect Mr. Jacques Lagarde as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.37: Elect Mr. Anne Lauvergeon as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.38: Elect Lord Simon of Highbury as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.39: Appoint Philippe Lemoine as a Censor                       ISSUER          YES          FOR               FOR

PROPOSAL #O.40: Appoint Richard Goblet D'Alviella as                       ISSUER          YES          FOR               FOR
a Censor

PROPOSAL #O.41: Approve to set remuneration of the                         ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 1.4 million
starting for FY 2008

PROPOSAL #O.42: Ratify the appointment of Deloitte                         ISSUER          YES          FOR               FOR
Associes as the Auditor

PROPOSAL #O.43: Ratify the appointment of BEAS as the                      ISSUER          YES          FOR               FOR
 Alternate Auditor

PROPOSAL #O.44: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 31, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, the shareholders
meeting decides to increase the share capital by the
creation of 1,140,946 new fully paid up shares of a
par value of EUR 10.00 each, to be distributed to Gdf
 Suez the difference between the amount of the net
assets contributed of EUR 114,094,600.00 and the
nominal amount of the share capital increase of EUR
11,409,460.00, estimated at EUR 102,685, 140.00, will
 form the merger premium; and authorize the Board of
Directors to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #2.: Approve, after having taken note of the                      ISSUER          YES          FOR               FOR
 contribution agreement between Gdf Suez and Gdf
Investissements 37, all the terms of the contribution
 agreement, the valuation of the contribution and the
 consideration for it consequently, to increase the
share capital by creation of 19,036,102 new fully
paid up shares of a par value of EUR 10.00 each, to
be distributed to Gdf Suez the difference between the
 amount of the net assets contributed of EUR
1,903,610,200.00 and the nominal amount of the share
capital increase of EUR 190,361,020.00, estimated at
EUR 1,713,249,180.00, will form the merger premium;
and authorize the board of Directors to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #3.: Amend the Article 16 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend the Article 13 of the By-Laws                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant full powers to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GDF SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F42768105
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the report of the Auditors, the
Company's financial statements FYE 31 DEC 2008, as
presented showing earnings for the FY of EUR
2,766,786,164.00; and expenses and charges that were
not tax deductible of EUR 699,616.81 with a
corresponding tax of EUR 240,901.39

PROPOSAL #O.2: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the consolidated
financial statements for the said FY, in the form
presented to the meeting showing net consolidated
earnings [group share] of EUR 4,857,119,000.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 2,766,786,164. 00 allocation to the legal
reserve: EUR 211,114.00 balance: EUR 2,766,575,050.00
 retained earnings: EUR 18,739,865,064.00 balance
available for distribution: EUR 21,506,440,114.00
dividends: EUR 4,795,008,520. 00 [i.e. a net dividend
 of EUR 2.20 per share], eligible for the 40%
allowance provided by the French Tax Code interim
dividend already paid on 27 NOV, 2008: EUR
1,723,907,172.00 [i.e. a net dividend of EUR 0.80 per
 share] remaining dividend to be paid: EUR
3,071,101,348.00 [i.e. a balance of the net dividend
of EUR 1.40]. this dividend will be paid on 04 JUN
2009; in the event that the Company holds some of its
 own shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
other reserves account the dividend payment may be
carried out in cash or in shares for the dividend
fraction of EUR 0.80 the shareholder will need to
request it to his or her financial intermediary from
06 MAY 2009 after, the shareholders will receive the
dividend payment only in cash for the shareholders
who have chosen the payment in cash, the dividend
will be paid on 04 JUN 2009 the dividend fraction of
EUR 0.60 will be paid only in cash on 11 MAY 2009 as

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial Code, and the agreements
entered into or implemented during the last year

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 55.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
12,000,000,000.00 [Authority expires at the end of

PROPOSAL #O.6: Elect Mr. Patrick Arnaud as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.7: Elect Mr. Eric Charles Bourgeois as a                       ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.8: Elect Mr. Emmanuel Bridoux as a                             ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.9: Elect Mrs. Gabrielle Prunet as a                            ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.10: Elect Mr. Jean-Luc Rigo as a Director                      ISSUER          YES        AGAINST           AGAINST
 for a period of 4 years

PROPOSAL #O.11: Elect Mr. Philippe Taurines as a                           ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #O.12: Elect Mr. Robin Vander Putten as a                         ISSUER          YES        AGAINST           AGAINST
Director for a period of 4 years

PROPOSAL #E.13: Authorize the Board of Directors the                       ISSUER          YES          FOR               FOR
necessary powers to increase the capital by a maximum
 nominal amount of EUR 20,000,000.00, by issuance,
with preferred subscription rights maintained, of
20,000,000 new shares of a par value of EUR 1.00
each; [Authority expires at the end of 18-month
period] ; it supersedes the one granted by the
shareholders' meeting of 16 JUL 2008 in its
Resolution 18 and to cancel the shareholders'
Preferential subscription rights in favour of any
entities, of which aim is to subscribe, detain or
sell GDF Suez shares or other financial instruments
within the frame of the implementation of one of the
various options of the group GDF Suez International
Employee Shareholding Plan and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors all                       ISSUER          YES          FOR               FOR
powers to grant, in one or more transactions, in
favour of employees and Corporate Officers of the
Company and, or related Companies, options giving the
 right either to subscribe for new shares in the
Company to be issued through a share capital
increase, or to purchase existing shares purchased by
 the Company, it being provided that the options
shall not give rights to a total number of shares,
which shall exceed 0.5% ; [Authority expires at the
end of 18-month period]; this delegation of powers
supersedes the one granted by the shareholders
meeting of 16 JUL 2008 in its Resolution 22 and to
cancel the shareholders' preferential subscription
rights in favour of the beneficiaries mentioned above
 and to take all necessary measures and accomplish
all necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on 1 or more occasions, existing or
future shares, in favour of the employees or the
Corporate Officers of the Company and related
companies; they may not represent 0.5% of issued
share capital; [Authority expires at the end of 18-
month period]; this delegation of powers supersedes
the one granted by the shareholders meeting of 16 JUL
 2008 in its Resolution 21 and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.16: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of the
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #A.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal has been
filed by FCPE Action Gaz 2005, one of the employees
shareholders vehicle, it amends the earlier
Resolution 14 on options for 0.50% of share capital
and tends to enlarge the beneficiaries to all
employees but equally, even if a greater
accessibility of employees to share-based payments
seems positive, we do not support this proposal as we
 consider that egalitarian grants of options must not
 be encouraged and that stock-options grants must
remain a remuneration tool in the hand of the Board
of Directors, we recommend opposition

PROPOSAL #B.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the external proposal from the Suez
 Action Gaz 2005 ESOP amends the earlier
authorization for restricted shares up to 0.7% of the
 capital but here for all employees and equally, we
do not support as we consider that theses devices
must be used as element of the individual pay and
because the Board of Directors has already
implemented all-employees plans and asks shareholders
 authorization to continue within the limit of 0.20%
of share capital [See Resolution 15], we recommend

PROPOSAL #C.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve to cut total dividend to EUR 0.80
instead of EUR 2.2, this external proposal from the
Suez Action Gaz 2005 ESOP is not based on the strong
increase of the 2008 dividend, last year employees
shareholders already suggested to freeze the
dividend, the motive is to increase the investments
and salaries instead of the dividends; the resulting
dividend would be a reduction to only 57% of the
ordinary dividend paid last year and 36% of the total
 dividend for this year, a final distribution much
too low in view of the legitimate expectations of the
 shareholders, we cannot support such resolution
which primarily opposes the interests of employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEA GROUP AG, BOCHUM
  TICKER:                N/A             CUSIP:     D28304109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributed profit of EUR 74,001,448.75 as follows:
payment of a dividend of EUR 0.40 per no-par share
EUR 478,310.75 shall be carried forward ex-dividend
and payable date: 23 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: Deloitte + Touche GMBH, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at a price differing neither more than 10% from the
market price of the shares if they are acquired
through the Stock Exchange, nor more than 20% if they
 are acquired by way of a repurchase offer, on or
before 21 OCT 2010; the Board of Managing Directors
shall be authorized to dispose of the shares in a
manner other than the Stock Exchange or an offer to
all shareholders if the shares are sold at a price
not materially below their market price, to use the
shares in connection with mergers and acquisitions or
 for satisfying conversion or option rights and to
retire the shares

PROPOSAL #7.a: Creation of new authorized capital and                      ISSUER          NO           N/A               N/A
 the corresponding amendments to the Articles of
Association a) the Board of Managing Directors shall
be authorized, with the consent of the Supervisory
Board, to increase the share capital by up to EUR
72,000,000 through the issue of new no-par shares
against cash payment on or before 21 APR 2014
[authorized capital II] the period as of when the
shares entitle to dividend payments may differ from
the period stipulated by Law; shareholders
subscription rights may be excluded for residual
amounts

PROPOSAL #7.b: The Board of Managing Directors shall                       ISSUER          NO           N/A               N/A
be authorized, with the consent of the Supervisory
Board, to increase the share capital by up to EUR
99,000,000 through the issue of new no-par shares
against payment in cash and/or kind, on or before 21
APR 2014 [authorized capital III]; the period as of
when the shares entitle to dividend payments may
differ from the period stipulated by Law;
shareholders subscription rights may be excluded for
the issue of shares against contributions in kind,
for a capital increase of up to 10% of the share
capital against contributions in cash if the shares
are issued at a price not materially below their
market price, and for residual amounts

PROPOSAL #8.: Approval of the control and profit                           ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Tuchenhagen Brewery Systems GMBH,
effective until at least 31 DEC 2013

PROPOSAL #9.: Election of Mr. Hartmut Eberlein to the                      ISSUER          NO           N/A               N/A
 Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

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  ISSUER:                GEBERIT AG, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H2942E124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts and the accounts of the Group 2008, as well
as acceptance of the reports of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.1: Re-elect Mr. Hans Hess as a Board of                        ISSUER          YES          FOR               FOR
Director for a term of office of 2 years

PROPOSAL #4.2: Re-elect Mr. Randolf Hanslin as a                           ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.3: Re-elect Dr. Robert Heberlein as a                          ISSUER          YES          FOR               FOR
Board of Director for a term of office of 3 years

PROPOSAL #4.4: Elect Mrs. Susanne Ruoff as a Board of                      ISSUER          YES          FOR               FOR
 Director for a term of office of 1 year

PROPOSAL #4.5: Elect Mr. Robert F. Spoerry as a Board                      ISSUER          YES          FOR               FOR
 of Director for a term of office of 1 year

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors for the year 2009

PROPOSAL #6.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR

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  ISSUER:                GECINA, PARIS
  TICKER:                N/A             CUSIP:     F4268U171
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory Reports

PROPOSAL #O.3: Approve the standard accounting                             ISSUER          YES          FOR               FOR
transfers

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 5.70 per share

PROPOSAL #O.5: Approve the Auditors special report                         ISSUER          YES        AGAINST           AGAINST
regarding related party transactions

PROPOSAL #O.6: Approve the transaction with Mr.                            ISSUER          YES        AGAINST           AGAINST
AntonioTruan

PROPOSAL #O.7: Elect Mrs. Victoria Soler Lujan as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Elect Mr. Santiago Ybarra Churruca as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #O.9: Elect Societe Metrovacesa as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.10: Elect Mr. Nicolas Durand as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.11: Ratify Mr. Sixto Jimenez Muniain as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #O.12: Ratify Mr. Joaquin Fernandez Del Rio                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.13: Ratify Mr. Jesus Perez Rodriguez as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #O.14: Ratify Mr. Nicolas Diaz Saldana as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.15: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 1.75 million
 from the FY 2009

PROPOSAL #O.16: Authorize the repurchase of up to 10                       ISSUER          YES        AGAINST           AGAINST
% of issued share capital

PROPOSAL #E.17: Authorize the issuance of equity or                        ISSUER          YES          FOR               FOR
equity linked securities with preemptive rights up to
 aggregate nominal amount of EUR 200 million

PROPOSAL #E.18: Authorize the issuance of equity or                        ISSUER          YES        AGAINST           AGAINST
equity linked securities without preemptive rights up
 to aggregate nominal amount of EUR 200 million

PROPOSAL #E.19: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.20: Authorize the capital increase of up                       ISSUER          YES          FOR               FOR
to 10 % of issued capital for future acquisitions

PROPOSAL #E.21: Authorize the capitalization of                            ISSUER          YES          FOR               FOR
reserves of up to EUR 500 million for bonus issue or
increase in par value

PROPOSAL #E.22: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price for 10 % per year of issued capital pursuant to
 issue authority without preemptive rights

PROPOSAL #E.23: Approve the employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.24: Authorize up to 3% of issued capital                       ISSUER          YES        AGAINST           AGAINST
for use in Stock Option Plan

PROPOSAL #E.25: Authorize up to 3% of issued capital                       ISSUER          YES        AGAINST           AGAINST
for use in restricted Stock Plan

PROPOSAL #E.26: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.27: Amend Article 14 of bylaws regarding                       ISSUER          YES          FOR               FOR
Board meetings

PROPOSAL #E.28: Authorize the filing of required                           ISSUER          YES          FOR               FOR
documents/other formalities

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  ISSUER:                GENTING INTERNATIONAL PUBLIC LTD CO
  TICKER:                N/A             CUSIP:     G3825Q102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to 'Genting Singapore Plc'

PROPOSAL #S.2: Approve the re-registration of the                          ISSUER          YES          FOR               FOR
Company under the Isle of Man Companies Act 2006

PROPOSAL #S.3: Adopt a new Memorandum and Articles of                      ISSUER          YES          FOR               FOR
 Association of the Company as part of the proposed
re-registration

PROPOSAL #4.: Approve the addition of the                                  ISSUER          YES          FOR               FOR
international sales and marketing agreement to the
shareholders mandate for interested person

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  ISSUER:                GENTING INTERNATIONAL PUBLIC LTD CO
  TICKER:                N/A             CUSIP:     G3825Q102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited Financial                      ISSUER          YES          FOR               FOR
 Statements for the FYE 31 DEC 2008 and the
Directors' and Auditors' reports thereon

PROPOSAL #2.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 481,865 [2007: SGD 504,308] for the FYE 31 DEC
 2008

PROPOSAL #3.: Re-elect Mr. Justin TanWah Joo as a                          ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Article 102 of
the Articles of Association of the Company

PROPOSAL #4.: Re-elect Mr. Lim Kok Hoong as a                              ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Article 102 of
the Articles of Association of the Company

PROPOSAL #5.: Re-appoint Mr. Koh Seow Chuan as a                           ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 101 of
the Articles of Association of the Company

PROPOSAL #S.6: Re-appoint the PricewaterhouseCoopers,                      ISSUER          YES          FOR               FOR
 Isle of Man as the Auditors of the Company and
authorize the Directors to fix their remuneration and
 thereafter, subject to and conditional upon the
following: [i] the passing of the special resolution
at the EGM of the Company to be held immediately
following this 24th AGM for the re-registration of
the Company as a company governed under the Isle of
Man Companies Act 2006; and [ii] the issuance of the
certificate of de-registration and the certificate of
 re-registration of the Company governed under the
Isle of Man Companies Act 2006 by the Companies
Registry of the Isle of Man Financial Supervision
Commission; to appoint PricewaterhouseCoopers,
Singapore [New Auditors] in place of
PricewaterhouseCoopers, Isle of Man as Auditors of
the Company and to authorize the Directors to fix the

PROPOSAL #7.: Authorize the Directors pursuant to                          ISSUER          YES          FOR               FOR
Rule 806 of the Listing Manual of the Singapore
Exchange Securities Trading Limited to [1] allot and
issue shares in the capital of the Company whether by
 way of rights, bonus or otherwise; and/or make or
grant offers, agreements or options [collectively,
'Instruments'] that might or would require shares to
be issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares; at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may, in their absolute discretion,
deem fit [2] the aggregate number of shares to be
issued pursuant to this resolution does not exceed
50% [or 100%, in the event of a pro - rata
renounceable rights issue] of the issued share
capital of the Company, of which the aggregate number
 of shares to be issued other than on a pro-rata
basis to shareholders of the Company does not exceed
20% of the issued share capital of the Company; the
purpose of determining the aggregate number of shares
 that may be issued under paragraph (a) above, the
percentage of issued share capital shall be based on
the issued share capital of the Company at the time
this resolution is passed, after adjusting for (i)
new shares arising from the conversion or exercise of
 any convertible securities or share options or
vesting of share awards which are outstanding at the
time this resolution is passed, and (ii) any
subsequent bonus issue, consolidation or subdivision
of shares; and unless revoked or varied by the
Company in general meeting, such authority shall
continue in force until the conclusion of the next
AGM of the Company or when it is required by law to

PROPOSAL #8.: Approve subject to and conditional upon                      ISSUER          YES          FOR               FOR
 the passing of Ordinary Resolution 7 above to the
Directors of the Company at any time to issue shares
in the capital of the Company [other than on a pro-
rata basis to shareholders of the Company] at an
issue price for each share which shall be determined
by the Directors in their absolute discretion
provided that such price shall not represent a
discount of more than 20% to the weighted average
price of a share in the capital of the Company for
trades done on the Singapore Exchange Securities
Trading Limited [SGX-ST] [as determined in accordance
 with the requirements of SGX-ST]; and the authority
conferred by this resolution shall continue in force
until the conclusion of the next AGM of the Company
or the date by which the next AGM of the Company is
required by law to be held, whichever is the earlier

PROPOSAL #9.: Approve the purposes of Chapter 9 of                         ISSUER          YES          FOR               FOR
the Listing Manual [Chapter 9] of the SGX-ST, for the
 Company, its subsidiaries and associated Companies
that are entities at risk [as the term is used in
Chapter 9], or any of them, to enter into any of the
transactions falling within the types of interested
person transactions described in the appendix to the
notice of this 24th AGM dated 01 APR 2009 [the
'Appendix'] with any party who is of the class of
interested persons described in the appendix,
provided that such transactions are made on normal
commercial terms and in accordance with the review
procedures for such interested person transactions;
approve the paragraph (a) above [the 'Shareholders'
Mandate'] shall, unless revoked or varied by the
Company in general meeting, continue in force until
the conclusion of the next AGM of the Company; and
authorize the Directors to complete and do such acts
and things [including executing all such documents as
 may be required] as they may consider expedient or
necessary or in the interests of the Company to give
effect to the Shareholders' Mandate and/or this
resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GESTEVISION TELECINCO SA
  TICKER:                N/A             CUSIP:     E56793107
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
of year 2008

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors for the year 2008

PROPOSAL #4.: Approve the setting of annual salary                         ISSUER          YES          FOR               FOR
limit for the Board Members

PROPOSAL #5.: Approve the submission of Company                            ISSUER          YES          FOR               FOR
shares to Executive Board Members and the Directors
as part of their salary

PROPOSAL #6.: Approve the establishment of wage                            ISSUER          YES        AGAINST           AGAINST
system for Executive Board Members and the Directors
of the Company

PROPOSAL #7.: Authorize the Board to acquire own                           ISSUER          YES        AGAINST           AGAINST
shares
PROPOSAL #8.: Approve the setting of number of Board                       ISSUER          YES          FOR               FOR
Members

PROPOSAL #9.1.1: Re-elect Mr. Alejandro Echevarria                         ISSUER          YES          FOR               FOR
Busquet as a Board Member for 5 years

PROPOSAL #9.1.2: Re-elect Mr. Fedele Confalonieri as                       ISSUER          YES          FOR               FOR
a Board Member for 5 years

PROPOSAL #9.1.3: Re-elect Mr. Pier Silvio Berlusconi                       ISSUER          YES          FOR               FOR
as a Board Member for 5 years

PROPOSAL #9.1.4: Re-elect Mr. Giuliano Adreani as a                        ISSUER          YES          FOR               FOR
Board Member for 5 years

PROPOSAL #9.1.5: Re-elect Mr. Alfredo Messina as a                         ISSUER          YES          FOR               FOR
Board Member for 5 years

PROPOSAL #9.1.6: Re-elect Mr. Marco Giordani as a                          ISSUER          YES          FOR               FOR
Board Member for 5 years

PROPOSAL #9.1.7: Re-elect Mr. Paolo Vasile as a Board                      ISSUER          YES          FOR               FOR
 Member for 5 years

PROPOSAL #9.1.8: Re-elect Mr. Giuseppe Tringali as a                       ISSUER          YES          FOR               FOR
Board Member for 5 years

PROPOSAL #9.2.1: Appoint Ms. Helena Revoredo                               ISSUER          YES          FOR               FOR
Delvecchio as a new Board Member for 5 years

PROPOSAL #9.2.2: Appoint Mr. Mario Rodriguez Valderas                      ISSUER          YES          FOR               FOR
 as a new Board Member for 5 years

PROPOSAL #10.: Approve the presentation of annual                          ISSUER          YES          FOR               FOR
salary policy report for the Board Members for the
year 2008

PROPOSAL #11.: Approve the delegation of powers to                         ISSUER          YES          FOR               FOR
the Board to formalize, interpret and execute
previous resolutions and substitute the powers of the
 Board received in the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GETINGE AB
  TICKER:                N/A             CUSIP:     W3443C107
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Chairman of the Meeting                            ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 2 persons to approve the minutes                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to determine the compliance                          ISSUER          YES          FOR               FOR
with the rules of convocation

PROPOSAL #7.: Authorize the Board to resolve on one                        ISSUER          YES        AGAINST           AGAINST
or several occasions during the period up until the
next AGM to increase the Company's share capital by
way of issuing new shares with preferential rights
for the Company's shareholders to subscribe for the
new shares, and to resolve to issue new shares to
such an extent that the total proceeds of issue
amount to maximum SEK 2 billion provided that new
shares can be issued without amendments to the
Articles of Association, and to establish all other

PROPOSAL #8.: Closing of the meeting                                       ISSUER          YES          FOR               FOR

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  ISSUER:                GETINGE AB
  TICKER:                N/A             CUSIP:     W3443C107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Carl Bennet as Chairman of                         ISSUER          YES          FOR               FOR
the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 2 persons to approve the minutes                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the determination of compliance                      ISSUER          YES          FOR               FOR
 with the rules of convocation

PROPOSAL #7.a: Approve the annual report and the                           ISSUER          YES          FOR               FOR
Auditor's report

PROPOSAL #7.b: Approve the consolidated accounts and                       ISSUER          YES          FOR               FOR
the group Auditor's report

PROPOSAL #7.c: Approve the statement by the auditor                        ISSUER          YES          FOR               FOR
on the compliance of the guidelines for remuneration
to senior executives applicable since the last AGM

PROPOSAL #7.d: Approe the appropriation of the                             ISSUER          YES          FOR               FOR
Company's profit and the Board's motivated statement
thereon and in connection hereto, an account for the
work of Board of Director's including the work and
functions of the Remuneration Committee and the Audit
 Committee

PROPOSAL #8.: Approe the Managing Director's report                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the resolution regarding the                         ISSUER          YES          FOR               FOR
adoption of the Statement of Income and the Balance
Sheet as well as the Consolidated Profit and Loss
Account and the Consolidated Balance Sheet

PROPOSAL #10.: Approve the resolution regarding the                        ISSUER          YES          FOR               FOR
dispositions in respect of the Company's profit
according to the adopted Balance Sheet and determine
the record date for dividend; the Board of Directors
and the Managing Director have proposed that a
dividend of SEK 2.40 per share be declared As record
date for the dividend the Board proposes Friday 24
APR 2009, if the AGM so resolves dividend is expected
 to be distributed by Euroclear Sweden AB starting
Wednesday 29th APR 2009

PROPOSAL #11.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Board of Director's  and the Managing Director

PROPOSAL #12.: Approve the number of Board Member's                        ISSUER          YES          FOR               FOR
shall remain unchanged at 7 without deputy Member's

PROPOSAL #13.: Approve the Board  of Director's fee                        ISSUER          YES          FOR               FOR
[including fees for work in Committees] ; Board fees,
 excluding remuneration for committee work, will be
paid in a total of SEK 2,975,000, of which SEK
850,000 to the Chairman and SEK 425,000 each to the
other Board member's elected by the Meeting who are
not employees of the Group; remuneration totalling
SEK 500,000 will be paid for the work in the Audit
Committee, of which SEK 200,000 to the Chairman and
SEK 100,000 each to the other members work in the
Remuneration Committee a total of SEK 250,000 will be
 paid, of which SEK 100,000 to the Chairman and SEK
75,000 each to the other members

PROPOSAL #14.: Re- elect the  Messrs Johan Bygge,                          ISSUER          YES          FOR               FOR
Rolf Ekedahl, Carola Lemne, Johan Malmquist,
Margareta Norell Bergendahl and Johan Stern as Board
member's and Carl Bennet as Chairman of the Board

PROPOSAL #15.: Approve the resolution  regarding the                       ISSUER          YES        AGAINST           AGAINST
remuneration to senior executive's; the Board
proposes that the AGM resolves upon guidelines for
remuneration to senior executives; the proposal
principally implies the following Remuneration and
other terms and conditions of employment for senior
executives shall be based on market conditions and be
 competitive in all markets where Getinge is active
to ensure that competent and proficient employees can
 be attracted, motivated and retained The total
remuneration to senior executives shall comprise
basic salary, variable remuneration, pensions and
other benefits The variable remuneration shall be
restricted and based on predetermined targets. In
addition to variable remuneration, approved share or
share-related incentive programs may occasionally be
instituted The Board shall retain the right to
deviate from the guidelines if motivated by
particular reasons on an individual basis

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

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  ISSUER:                GIVAUDAN SA
  TICKER:                N/A             CUSIP:     H3238Q102
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
financial statements and the consolidated financial
statements 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings

PROPOSAL #4.a: Approve the issue to the shareholders                       ISSUER          YES          FOR               FOR
of the Company of warrants entitling them to receive
new shares out of the conditional capital of the
Company on terms and conditions as specified, to
create conditional share capital reserved for the
exercise of warrants granted to the shareholders of
the Company and entitling them to new shares for a
maximum amount of CHF 3,500,000 in nominal value

PROPOSAL #4.b: Approve to increase the conditional                         ISSUER          YES          FOR               FOR
share capital reserved for bond issues with option or
 conversion rights of the Company or of affiliates of
 the Company by CHF 3,000,000 in nominal value from
CHF 9,000,000 to a maximum amount of CHF 12,000,000
in nominal value

PROPOSAL #4.c: Approve to replace Article 3B of the                        ISSUER          YES          FOR               FOR
Articles of Incorporation of the Company by the
following New Article 3B as specified

PROPOSAL #5.: Elect Mr. Thomas Rufer as a New                              ISSUER          YES          FOR               FOR
Director to replace Prof. John Marthinsen and to re-
elect Messrs. Andre Hoffmann and Dr. Juerg Witmer,
all for a term of 3 years in accordance with the
Articles of Incorporation, elections are individual

PROPOSAL #6.: Elect Deloitte AG as the Statutory                           ISSUER          YES          FOR               FOR
Auditors for the FY 2009

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  ISSUER:                GLAXOSMITHKLINE PLC
  TICKER:                N/A             CUSIP:     G3910J112
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and financial statements

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. James Murdoch as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Larry Culp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir. Crispin Davis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Dr. Moncef Slaoui as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Tom de Swaan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make political donations to political
 organization and incur political expenditure

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #14.: Approve the exemption from statement                        ISSUER          YES          FOR               FOR
of Senior Statutory Auditors name

PROPOSAL #S.15: Approve the reduced notice of general                      ISSUER          YES          FOR               FOR
 meeting other than an AGM

PROPOSAL #16.: Adopt the GlaxoSmithKline GSK 2009                          ISSUER          YES          FOR               FOR
Performance Share Plan

PROPOSAL #17.: Adopt the GSK 2009 Share Option Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #18.: Adopt the GSK 2009 Deferred Annual                          ISSUER          YES          FOR               FOR
Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLDEN AGRI-RESOURCES LTD.
  TICKER:                N/A             CUSIP:     ADPV11073
  MEETING DATE:          10/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve a new Restricted Share Plan to                       ISSUER          YES        AGAINST           AGAINST
be known as the 'GAR Group Restricted Share Plan'
(the 'RSP'), the rules of which, for the purpose of
identification, have been signed by the Chairman of
the Meeting, under which awards ('Awards') of fully
paid-up ordinary shares (the 'Shares'), their
equivalent cash value or combinations thereof will be
 granted, free of payment, to eligible participants
under the RSP as specified; b) authorize the
Directors of the Company to establish and administer
the RSP; to modify and/or alter the RSP at any time
and from time to time, provided that such
modification and/or alteration is effected in
accordance with the provisions of the RSP, and to do
all such acts and to enter into all such transactions
 and arrangements as may be necessary or expedient in
 order to give full effect to the RSP; and subject to
 the same being allowed by law, to apply any Shares
purchased under any share buy-back mandate towards
the satisfaction of the Awards granted under the RSP;
 and to grant the Awards in accordance with the
provisions of the RSP and to allot and issue from
time to time such number of Shares as may be required
 to be allotted and issued pursuant to the vesting of
 the Awards under the RSP, provided that the
aggregate number of Shares to be allotted and issued
pursuant to the RSP (as defined in the Circular)
shall not exceed 15% of the total number of issued
Shares of the Company (excluding treasury shares)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLDEN AGRI-RESOURCES LTD.
  TICKER:                N/A             CUSIP:     ADPV11073
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the reports of the Directors and                       ISSUER          YES          FOR               FOR
Auditors and the Audited financial statements

PROPOSAL #2.: Approve the Director fees of SGD                             ISSUER          YES          FOR               FOR
228,000 for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Muktar Widjaja as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. Rafael Buhay Concepcion,                        ISSUER          YES          FOR               FOR
Jr as a Director

PROPOSAL #5.: Re-elect Mr. Kaneyalall Hawabhay as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. William Chung Nien Chin as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #7.: Re-appoint Moore Stephens LLP as the                         ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Approve to renew the authority to allot                      ISSUER          YES          FOR               FOR
 and issue shares [share issue mandate]

PROPOSAL #9.: Grant authority to allot and issue                           ISSUER          YES          FOR               FOR
shares up to 100% of the total number of issued
shares via a pro-rata renounceable rights issue

PROPOSAL #10.: Grant authority to allot and issue                          ISSUER          YES          FOR               FOR
shares at a discount of up to 20% under share issue
mandate

PROPOSAL #11.: Approve to renew the share purchase                         ISSUER          YES          FOR               FOR
mandate

PROPOSAL #12.: Approve to renew the interested person                      ISSUER          YES          FOR               FOR
 transactions mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOODMAN FIELDER LTD
  TICKER:                N/A             CUSIP:     Q4223N112
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report and the reports of the Directors and the
Auditor for the FYE 30 JUN 2008

PROPOSAL #2.: Elect Mr. Ian Johnston as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.: Re-elect Mr. Max Ould as a Director of                       ISSUER          YES          FOR               FOR
the Company, who retires by rotation

PROPOSAL #4.: Re-elect Mr. Hugh Perret as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation

PROPOSAL #5.: Adopt the Company's remuneration report                      ISSUER          YES          FOR               FOR
 for the FYE 30 JUN 2008

PROPOSAL #S.6: Amend the Constitution of the Company                       ISSUER          YES          FOR               FOR
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA
  TICKER:                N/A             CUSIP:     X3232T104
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors and                           ISSUER          NO           N/A               N/A
Chartered Auditors reports regarding the annual
financial statements for the 9th FY 01 JAN 2008 until
 31 DEC 2008

PROPOSAL #2.: Approve the Company's corporate and                          ISSUER          NO           N/A               N/A
consolidated annual financial statements for the 9th
FY 01 JAN 2008 until 31 DEC 2008

PROPOSAL #3.: Approve the earnings distribution for                        ISSUER          NO           N/A               N/A
the 9th FY 01 JAN 2008 until 31 DEC 2008

PROPOSAL #4.: Approve the exemption of the Board of                        ISSUER          NO           N/A               N/A
Directors and Chartered Accountants form any
liability for compensation for activities of the 9th
FY 01 JAN 2008 until 31 DEC 2008 and the
administrative and representation acts of the Board

PROPOSAL #5.: Approve the remuneration compensation                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors for their
9th FYB 01 AJN 2008 until 31 DEC 2008

PROPOSAL #6.: Approve the remuneration compensation                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors for their
participation in the Board of Director's and in
Company's Committees for the current 10th FY 01 JAN
2009 until 31 DEC 2009

PROPOSAL #7.: Elect the regular and substitute                             ISSUER          NO           N/A               N/A
Chartered Auditors for the current 10th FY 01 JAN
2009 until 31 DEC 2009, and approve their remuneration

PROPOSAL #8.: Ratify the election of new Board of                          ISSUER          NO           N/A               N/A
Director's members in replacement of resigned ones;
and elect new Audit Committee according to Article 37
 of Law 3693/2008

PROPOSAL #9.: Approve the replacement of Board of                          ISSUER          NO           N/A               N/A
Director's Members

PROPOSAL #10.: Authorize, pursuant to Article 23,                          ISSUER          NO           N/A               N/A
paragraph 1 of C.L. 2190/1920, the Members of the
Board of Directors and Directors of the Company's
departments and divisions to participate in the Board
 of Directors or in the Management of the Groups
Companies and their associate Companies, for the
purposes set out in Article 42E paragraph 5, of the
Codified Law 2190/1920

PROPOSAL #11.: Authorize the Company's Lawyers Mr.                         ISSUER          NO           N/A               N/A
Dimitrios Panageas, Athens Bar Association registered
 No 21923, legal advisor to Management and Mrs.
Barbara Panousi Athens Bar Association Registered No.
 16002, lawyer acting jointly or separately to submit
 for approve  and publication to the Ministry of
development the Minutes of the Ordinary general
assembly as well as those of any repeat session as
well as the entire new codified document of the
Company's Articles of Association and in general to
carry out any legal action to enforce the resolutions
 of the Ordinary general assembly or any repeat

PROPOSAL #12.: Other announcements                                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRIFOLS S A
  TICKER:                N/A             CUSIP:     E5706X124
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                               ISSUER          YES          FOR               FOR
accounts, the Management individual report and the
propose of application of the result 2008

PROPOSAL #2.: Receive and approve of the annual                            ISSUER          YES          FOR               FOR
accounts and the Management consolidate report 2008

PROPOSAL #3.: Approve the Management of Board                              ISSUER          YES          FOR               FOR
Directors in 2008

PROPOSAL #4.: Re-elect the Auditor for individual                          ISSUER          YES          FOR               FOR
accounts

PROPOSAL #5.: Re-elect the Auditor for consolidated                        ISSUER          YES          FOR               FOR
accounts

PROPOSAL #6.: Ratify the appoint Ms. Anna Veiga as                         ISSUER          YES          FOR               FOR
Member of the Board

PROPOSAL #7.: Approve the Board Members salaries                           ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Board Directors about                            ISSUER          YES          FOR               FOR
distribute one or more dividend to account in the
social exercise

PROPOSAL #9.: Grant authority for the acquisition                          ISSUER          YES          FOR               FOR
derivative of own shares, revoked and leaving without
 effect the previous agreement of the Board 13 JUN

PROPOSAL #10.: Approve the delegation of the                               ISSUER          YES          FOR               FOR
faculties for the execution of the agreements adopted
 by the Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE DANONE, PARIS
  TICKER:                N/A             CUSIP:     F12033134
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.20 per share

PROPOSAL #O.4: Approve the stock dividend program                          ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Receive the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Reelect Mr. Richard Goblet D'Alviella                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #O.7: Re-elect Mr. Christian Laubie as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.8: Re-elect Mr. Jean Laurent as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Re-elect Mr. Hakan Mogren as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.10: Re-elect Mr. Benoit Potier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Elect MR. Guylaine Saucier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.12: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 600,000

PROPOSAL #O.13: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 10% of issued share capital

PROPOSAL #O.14: Approve the creation of the Danone                         ISSUER          YES          FOR               FOR
Eco-Systeme Fund

PROPOSAL #E.15: Approve to change the Company name to                      ISSUER          YES          FOR               FOR
 Danone

PROPOSAL #E.16: Amend the Article 7 of Bylaws                              ISSUER          YES          FOR               FOR
regarding: auhtorize the share capital increase

PROPOSAL #E.17: Amend the Articles 10 of Association                       ISSUER          YES          FOR               FOR
 Regarding: shareholders identification

PROPOSAL #E.18: Amend the Article 18 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: attendance to Board meetings through
videoconference and telecommunication

PROPOSAL #E.19: Amend the Article 22 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: Record Date

PROPOSAL #E.20: Amend the Article 26 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: electronic voting

PROPOSAL #E.21: Amend the Article 27 of Bylaws                             ISSUER          YES          FOR               FOR
regarding: authorize the Board for the issuance of
bonds

PROPOSAL #E.22: Amend the Articles 27 and 28 of                            ISSUER          YES          FOR               FOR
Association regarding: quorum requirements  for
ordinary and extraordinary general meetings

PROPOSAL #E.23: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 45

PROPOSAL #E.24: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 30

PROPOSAL #E.25: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegations submitted to shareholder vote above

PROPOSAL #E.26: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to EUR 25 million for future exchange
 offers

PROPOSAL #E.27: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up  to 10 % of issued capital for  future
 acquisitions

PROPOSAL #E.28: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 33 million
for bonus issue or increase in par value

PROPOSAL #E.29: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.30: Grant authority up to 6 million                            ISSUER          YES          FOR               FOR
shares  for use in stock option plan

PROPOSAL #E.31: Grant authority up to 2 million                            ISSUER          YES          FOR               FOR
shares  for use in restricted stock plan

PROPOSAL #E.32: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.33: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO FERROVIAL S A
  TICKER:                N/A             CUSIP:     E5701R106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report setting out the                           ISSUER          YES          FOR               FOR
additional information included in the Directors
report in accordance with Article 116 BIS of the
Securities Market Law

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors report of the Company for 2008

PROPOSAL #3.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the Directors report of the Company's consolidated
Group for 2008

PROPOSAL #4.1: Approve the proposed application of                         ISSUER          YES          FOR               FOR
2008 profits

PROPOSAL #4.2: Approve the distribution of dividends                       ISSUER          YES          FOR               FOR
to be charged to voluntary reserves

PROPOSAL #5.: Approve the conduct of business by the                       ISSUER          YES          FOR               FOR
Board in 2008

PROPOSAL #6.1: Re-appoint Mr. Don Rafael Del Pino Y                        ISSUER          YES          FOR               FOR
Calvo Sotelo

PROPOSAL #6.2: Re-appoint Mr. Portman Baela, S. L                          ISSUER          YES          FOR               FOR

PROPOSAL #6.3: Re-appoint Mr. D. Juan Arena De La Mora                     ISSUER          YES          FOR               FOR

PROPOSAL #6.4: Re-appoint Mr. Don Santiago Eguidazu                        ISSUER          YES          FOR               FOR
Mayor

PROPOSAL #6.5: Re-appoint Mr. Don Jose Maria Perez                         ISSUER          YES          FOR               FOR
Tremps

PROPOSAL #6.6: Ratify the appointment the Mr. Don                          ISSUER          YES          FOR               FOR
Santiago Fernandez Valbuena, who was coopted onto the
 Board during the Board meeting held on 29 MAY 2008

PROPOSAL #7.: Re-appoint the Auditors for the Company                      ISSUER          YES          FOR               FOR
 and approve to consolidate group for FY 2009

PROPOSAL #8.: Amend the Articles 25 of the Articles                        ISSUER          YES          FOR               FOR
of Association, about the Directors remuneration

PROPOSAL #9.: Adopt any necessary agreement                                ISSUER          YES          FOR               FOR
concerning the remuneration system approved, as the
case may be, in point 8 of the agenda

PROPOSAL #10.1: Amend the exercising period                                ISSUER          YES          FOR               FOR
applicable to the following remuneration programs for
 executive Members of the Board and the Management,
Stock options program on Company shares by the
general meeting of 26 MAR 2004

PROPOSAL #10.2: Approve the Stock option program on                        ISSUER          YES          FOR               FOR
Company shares approved by the general meeting of 31
MAR 2006

PROPOSAL #11.: Approve the participation by Senior                         ISSUER          YES          FOR               FOR
Management including Members of the Board with
executive functions in a remuneration system
consisting of the payment of up to EUR 12,000 of
their variable remuneration in shares of the Company

PROPOSAL #12.: Authorize the Board to issue                                ISSUER          YES          FOR               FOR
debentures, bonds, and other fixed income securities,
 either straight or exchangeable and, or,
convertible, as well as warrants and preferred
shares, set the ratio and types of the exchange and,
or the conversion, and to the Board to increase the
capital for the necessary amount and to exclude, if
appropriate, the preferential subscription rights of
holders of convertible securities and warrants and
authorize the Company to guarantee the issue of
securities by its affiliated Companies

PROPOSAL #13.: Authorize, in conformity with the                           ISSUER          YES          FOR               FOR
provisions of Section 75 of the Spanish Limited
Companies Act, the acquisition of own shares by the
Company or its Subsidiaries, rendering void the
outstanding authority conferred by the general
meeting held on 28 MAR 2008, and to allocate all or
part of the bought back shares to the implementation
of remuneration programs involving shares or share
rights, according to the provisions of Section 75,
Paragraph 1, of the Spanish Limited Companies Act,
Ley De Sociedades Anonimas

PROPOSAL #14.: Grant powers to execute, file and                           ISSUER          YES          FOR               FOR
implement the resolutions adopted by the general
meeting, and to deposit the annual accounts with the
relevant registrars, as provided in Section 218 of
the Spanish Limited Companies Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAKUHODO DY HOLDINGS INCORPORATED
  TICKER:                N/A             CUSIP:     J19174101
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAMBURGER HAFEN UND LOGISTIK AG, HAMBURG
  TICKER:                N/A             CUSIP:     D3211S103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 131,434,484.92 as
follows: payment of a dividend of EUR 1 per Class A
share, payment of a dividend of EUR 1 per Class S
share, EUR 53,900,570.01 and EUR 4,854,088.91 shall
be carried forward ex-dividend and payable date: 05

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY: KPMG AG, Hamburg

PROPOSAL #6.: Elections to the Supervisory Board: [a]                      ISSUER          YES        AGAINST           AGAINST
 Carsten Frigge, and as his substitutes: [1] Mr.
Michael Pirschel; [2] Mr. Stephan Moeller-Horns; [3]
Mr. Michael Heinrich; [b] Mr. Joerg Wohlers, and as
his substitute: [1] Mr. Thomas Goetze

PROPOSAL #7a: Acquisition of own shares,  the Company                      ISSUER          YES          FOR               FOR
 shall be authorized to acquire own Class A shares of
 up to 10% of the Class A share capital, at prices
not deviating more than 10% from the market price of
the shares, on or before 03 DEC 2010, the shares may
be disposed of in a manner other than through the
Stock Exchange or a rights offering if they are sold
at a price not materially below their market price,
they may also be used for acquisition purposes or as
employee shares, as well as retired

PROPOSAL #7b: Acquisition of own shares, Separate                          ISSUER          YES          FOR               FOR
resolution of the holders of Class A shares on the
acquisition of own Class A shares

PROPOSAL #7c: Acquisition of own shares, Separate                          ISSUER          NO           N/A               N/A
resolution of the holders of Class S shares on the
acquisition of own Class A shares

PROPOSAL #8.: Approval of the Profit Transfer                              ISSUER          YES          FOR               FOR
Agreement with the Company's subsidiary HHLA
Logistics GmbH, effective from 01 JAN 2009, for a
period of at least 5 years

PROPOSAL #9.: Amendment to the Articles of                                 ISSUER          YES          FOR               FOR
Association in connection with the Shareholder Rights
 Directive Implementation Law [ARUG], Section 20(2)
shall be amended in respect of shareholders issuing
proxy voting instructions in textual form, proof of
which may be transmitted to the Company by electronic

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAMMERSON PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G4273Q107
  MEETING DATE:          2/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the Company's                            ISSUER          YES          FOR               FOR
authorized share capital and authorize the Directors
to issue new shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAMMERSON PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G4273Q107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' annual report                         ISSUER          YES          FOR               FOR
and the financial statements of the Company for the
YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 15.30 pence                      ISSUER          YES          FOR               FOR
 per ordinary share, payable in cash

PROPOSAL #4.: Re-elect Mr. John Clare as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Peter Cole as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Mr. John Nelson as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. Anthony Watson as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80(2) of the Act] up to
an aggregate nominal amount of GBP 40,587,096.75;
[Authority expires at the conclusion of the next AGM
of the Company]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94 of the Act] for cash pursuant
 to the authority conferred by Resolution 10,
disapplying the statutory pre-emption rights [Section
 89(1) of the Act], provided that this power is
limited to the allotment of equity securities: a) in
connection with an offer of securities in favor of
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 8,708,145; [[Authority expires
at the conclusion of the next AGM of the Company];
and authorize the Directors to allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.12: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Companies Act 1985]
 of 25 pence each in the capital of the Company
provided that: i) the maximum number of ordinary
shares to be acquired up to 103,652,090 representing
14.9% of the issued ordinary share capital of the
Company as at 25 MAR 2009; ii) the minimum price of
25 pence; and iii) the maximum price equal to 105% of
 the average middle market quotations for such shares
 derived from the London Stock Exchange Daily
Official List, over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 30 JUL 2010]; and the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.13: Approve that a general meeting, other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days notice

PROPOSAL #S.14: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company, in substitution for, and to the
exclusion of, the existing Articles of Association as
 specified

PROPOSAL #S.15: Authorize the Directors, for a period                      ISSUER          YES          FOR               FOR
 of 5 years the date of this, to offer any holders of
 ordinary shares of 25 pence each in the capital of
the Company the right to elect to receive ordinary
shares of 25 pence each in the capital of the
Company, credited as fully paid instead of cash in
respect of the whole of any dividend declared during
the period starting the date of this resolution and
ending at the beginning of the 5th AGM of the Company
 following the date of this resolution and shall be
permitted to do all acts and things required or
permitted to be done in Article 144 of the Articles
of Association of the Company; that the number of new
 ordinary shares of 25 pence each in the capital of
the Company the right to elect to receive ordinary
shares of 25 pence each in the capital of the
Company, credited as fully paid instead of cash in
respect of the whole of any dividend may be such that
 relevant value exceeds such cash amount of the
dividend that such holders of ordinary shares of 25
pence each in the capital of the Company elect to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANG LUNG GROUP LTD
  TICKER:                N/A             CUSIP:     Y30148111
  MEETING DATE:          11/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend recommended by                      ISSUER          YES          FOR               FOR
 the Directors

PROPOSAL #3.A: Re-elect Mr. Gerald Lokchung Chan as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.B: Re-elect Mr. Ronnie Chichung Chan as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.C: Re-elect Mr. Nelson Wai Leung Yuen as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.D: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
fix the Directors' fees

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 of all the powers of the Company to purchase shares
in the capital of the Company, during the relevant
period, the aggregate nominal amount of shares of the
 Company which may be purchased by the Company on the
 Stock Exchange of Hong Kong Limited [the Stock
Exchange] or any other stock exchange recognized for
this purpose by the Securities and Futures Commission
 and The Stock Exchange under the Hong Kong Code on
share repurchases pursuant to the approval, shall not
 exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of
passing of this resolution; [Authority expires the
earlier of the conclusion of the next meeting of the
Company or the expiration of the period within which
the next Meeting of the Company is to be held by law]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to Section 57B of the Companies
Ordinance, to allot, issue and deal with additional
shares in the capital of the Company and to allot,
issue or grant securities convertible into shares in
the capital of the Company or options, warrants or
similar rights to subscribe for any such shares or
such convertible securities and to make or grant
offers, agreements and options, during and after the
relevant period, not exceeding the aggregate of a)
20% of the aggregate nominal amount of the share
capital of the Company in issue at the date of
passing this resolution plus b) the nominal amount of
 share capital repurchased by the Company subsequent
to the passing of this resolution up to maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing of this resolution, otherwise than
pursuant to: i) a rights issue [as specified]; or ii)
 the exercise of rights of subscription or conversion
 under the terms of any warrants issued by the
Company or any securities which are convertible into
the shares of the Company; iii) any Option Scheme or
similar arrangement for the time being adopted for
the grant or issue of shares or rights to acquire
shares of the Company or iv) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Articles

PROPOSAL #5.C: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to exercise the powers of the Company as specified,
in respect of the Share Capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANG LUNG PROPERTIES LTD
  TICKER:                N/A             CUSIP:     Y30166105
  MEETING DATE:          11/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements and reports of the Directors and the
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final Dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Dr. Hon Kwan Cheng as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. Shang Shing Yin as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Nelson Wai Leung Yuen as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.D: Re-elect Mr. Dominic Chiu Fai Ho  as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #3.E: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' fees

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the relevant period [as specified],
to purchase its shares in the capital of the Company
on The Stock Exchange of Hong Kong Limited [the Stock
 Exchange] or on any other stock exchange recognized
for this purpose by the Securities and Futures
Commission and the Stock Exchange under the Hong Kong
 Code on Share Repurchases, not exceeding 10% of the
aggregate nominal amount of the issued share capital
of the Company at the date of passing this
resolution, and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next meeting of the Company or the
expiration of the period within which the next
meeting of the Company is required by Law to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to Section 57B of the Companies
Ordinance, to allot, issue and deal with additional
shares in the capital of the Company to allot issue
or options, warrants or similar rights to subscribe
for any shares or such convertible securities and to
make or grant offers, agreements and options, during
and after the relevant period, not exceeding 20% of
the aggregate nominal amount of the share capital of
the Company in issue at the date of passing this
resolution and if the Directors are so authorized by
a separate ordinary resolution of the shareholders of
 the Company set out as Resolution No. 5.C as
specified, the nominal amount of the share capital of
 the Company repurchased by the Company subsequent to
 the passing of this Resolution, up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing this Resolution, and the said approval
shall be limited accordingly, otherwise than pursuant
 to: i) a Rights Issue [as specified]; ii) the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares
of the Company; iii) any Option Scheme or similar
arrangement for the time being adopted for the grant
or issue of shares or rights to acquire shares of the
 Company, or iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Articles of

PROPOSAL #5.C: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to exercise the powers of the Company referred to in
 Resolution No. 5.B, in respect of the share capital
of the Company referred to in such resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANG SENG BK LTD
  TICKER:                N/A             CUSIP:     Y30327103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Elect Mrs. Margaret K.M.Y. Leung as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.b: Re-elect Mr. Patrick K.W. Chan as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.c: Re-elect Mr. Peter T.C. Lee as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.d: Re-elect Mr. Richard Y.S. Tang as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.e: Re-elect Mr. Peter T.S. Wong as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Re-appoint KPMG as the Auditors and                          ISSUER          YES          FOR               FOR
authorize the Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase shares of the Company during the
relevant period, not exceeding 10% of the aggregate
nominal amount of the issued share capital on the
Stock Exchange of Hong Kong Limited or any other
Stock Exchange recognized by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange of the Hong Kong Limited under the Hong Kong
 Code on share repurchases; [Authority expires the
earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM of
 the Company is required by the Companies ordinance

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional shares in
the capital of the Company and make or grant offers,
agreements and options during and after the relevant
period, not exceeding where the shares to be allotted
 wholly for cash, 5% and in any event 20% of the
aggregate nominal amount of the share capital of the
Company, otherwise than pursuant to i) a rights
issue; or ii) the exercise of rights of subscription
or conversion under the terms of any warrants issued
by the Company or any securities which are
convertible into shares of the Company; or iii) the
exercise of options or similar arrangement; or iv)
any scrip dividend or similar arrangement; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Companies ordinance to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANKYU HANSHIN HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J18439109
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to (1) : Approve Minor                        ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Amend Articles to (2) : Make                                 ISSUER          YES        AGAINST           AGAINST
Resolutions Related to Anti-Takeover Defense Measures

PROPOSAL #4.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

PROPOSAL #5.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #6.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #6.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HANNOVER RUECKVERSICHERUNG AG, HANNOVER
  TICKER:                N/A             CUSIP:     D3015J135
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board

PROPOSAL #2.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #3.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #4.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to acquire
 own shares of up to 10% of the Company's share
capital at prices not deviating more than 10% from
the market price of the shares, on or before 31 OCT
2010, the Board of Managing Directors shall be
authorized to retire the shares, the existing
authorization to acquire own shares shall be revoked

PROPOSAL #5.: Resolution on the authorization of the                       ISSUER          YES          FOR               FOR
Board of Managing Directors to dispose of the shares
in a manner other than through the stock exchange or
an offer to all shareholders and the authorization to
 exclude shareholders, subscription rights in order
to sell the shares to institutional investors or to
third parties in connection with mergers and
acquisitions at a price not materially below the
market price of the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HARVEY NORMAN HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Q4525E117
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and Company's financial                              ISSUER          YES          FOR               FOR
statements, the Directors' declaration and the
Directors' report and independent Audit report for
the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report as                             ISSUER          YES          FOR               FOR
included in the Directors' report for YE 30 JUN 2008

PROPOSAL #3.: Declare the dividend as recommended by                       ISSUER          YES          FOR               FOR
the Board

PROPOSAL #4.a: Re-elect Mr. John Evyn Slack-Smith as                       ISSUER          YES        AGAINST           AGAINST
a Director, who retires by rotation at the close of
the meeting in accordance with Article 63A of the
constitution of the Company

PROPOSAL #4.b: Re-elect Mr. Kenneth William                                ISSUER          YES          FOR               FOR
Gunderson-Briggs as a Director, who retires by
rotation at the close of the meeting in accordance
with Article 63A of the Constitution of the Company

PROPOSAL #4.c: Re-elect Mr. Graham Charles Paton as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation at the close of
the meeting in accordance with Article 63A of the
Constitution of the Company

PROPOSAL #4.d: Re-elect Mr. David Matthew Ackery as a                      ISSUER          YES        AGAINST           AGAINST
 Director, who retires by rotation at the close of
the meeting in accordance with Article 63A of the
Constitution of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HASEKO CORPORATION
  TICKER:                N/A             CUSIP:     J18984104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAYS PLC
  TICKER:                N/A             CUSIP:     G4361D109
  MEETING DATE:          11/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the                        ISSUER          YES          FOR               FOR
Company for the YE 30 JUN 2008 and the reports of the
 Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 3.95 pence                       ISSUER          YES        AGAINST           AGAINST
recommended by the Directors for the YE 30 JUN 2008
which, if approved, will be paid on 21 NOV 2008 to
the shareholders on the register at the close of
business on 24 OCT 2008

PROPOSAL #3.: Approve the Board's report on                                ISSUER          YES          FOR               FOR
remuneration for the YE 30 JUN 2008, as specified

PROPOSAL #4.: Re-appoint Mr. Richard J. Smelt as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. Christopher W. Eccleshare                       ISSUER          YES          FOR               FOR
as a Director of the Company who retires in
accordance with Article 117

PROPOSAL #6.: Re-elect Mr. Paul H. Stoneham as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with Article 117

PROPOSAL #7.: Re-elect Mr. Paul Venables as a                              ISSUER          YES          FOR               FOR
Director of the Company who retires in accordance
with Article 117

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company until the conclusion of the
next AGM

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #10.: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by Article 12 of the
Company's Articles of Association for a period
expiring at the conclusion of the next AGM of the
Company after the date on which this resolution is
passed and for that period the Section 80 amount
shall be GBP 4,585,884

PROPOSAL #S.11: Approve that, subject to the passing                       ISSUER          YES          FOR               FOR
of Resolution 10 above, to renew the power conferred
on the Directors by Article 13 of the Company's
Articles of Association for a period expiring at the
conclusion of the next AGM of the Company after the
date on which this resolution is passed and for that
period Section 89 amount shall be GBP 687,882,
notwithstanding the provisions of Article 13 of the
Company's Articles of Association, this power applies
 in relation to a sale of shares which is an
allotment of equity securities by virtue of Section
94(3A) of the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985
[as amended]] of up to 206,364,799 ordinary shares of
 1p each in the capital of the Company, at a minimum
price of 1p and up to 105% of the average of the
middle market quotations for such shares as derived
from the London Stock Exchange Daily Official List of
 the UK Listing Authority for the 5 business days, an
 amount equal to the higher of the price of the last
independent trade of an ordinary share and the
current independent bid for an ordinary share as
derived from the London Stock Exchange Trading System
 [SETS]; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 18
months]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.13: Adopt, the Articles of Association of                      ISSUER          YES          FOR               FOR
 the Company in substitution for, and to the
exclusion of the existing Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject and conditional on the                      ISSUER          YES          FOR               FOR
 placing and the open offer [as specified] becoming
unconditional, the waiver granted by the Panel on
Takeovers and Mergers of any obligation which might
otherwise arise for The Commissioners of Her
Majesty's Treasury or their nominee [HM Treasury] to
make a general cash offer to the remaining ordinary
shareholders of the Company for all the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the City Code on
Takeovers and Mergers, following completion of the
Placing and the Open Offer

PROPOSAL #S.2: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 5,410,000,000,
EUR 3,000,000,000, USD 5,000,000,000, AUD
1,000,000,000, CAD 1,000,000,000 and CNY
100,000,000,000 to GBP 7,288,000,000, EUR
3,000,000,000 USD 5,000,000,000, AUD 1,000,000,000,
CAD 1,000,000,000 and CNY 100,000,000,000 by the,
creation of: 7,500,000,000 New Ordinary Shares of 25
pence each; and 3,000,000 New preference shares of
GBP 1 each; and authorize the Directors of the
Company [the Directors], pursuant to Section 80 of
the Companies Act 1985, to exercise all the powers of
 the Company to allot relevant securities [as defined
 in Section 80(2) of the Companies Act 1985] up to an
 aggregate nominal amount of GBP 1,875,000,000 in
respect of ordinary shares of 25 pence, each in
connection with the Placing and Open Offer, and GBP
3,000,000 in respect of preference shares of GBP 1
each; [Authority expires earlier on 30 JUN 2009] and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry; and
approve the terms of the capital raising [as
specified] and authorize the Directors to implement
the Capital Raising as specified, to exercise all the
 powers of the Company to the extent the Directors
determine necessary to implement the Capital Raising

PROPOSAL #S.3: Approve the Ordinary Share Scheme of                        ISSUER          YES          FOR               FOR
arrangement; cancellation of Scheme Shares; creation
of New Ordinary Shares; allotment of New Ordinary
Shares; amendments of Articles; reclassification of
Ordinary Shares

PROPOSAL #S.4: Approve the Preference Share Scheme;                        ISSUER          YES          FOR               FOR
creation and allotment of New Preference Shares;
amendments of Articles; reclassification of
Preference Shares

PROPOSAL #S.5: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 1/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduce by
canceling and extinguishing the HBOS 9 1/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
1/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 1/4% Preference Shares

PROPOSAL #S.6: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 9 3/4% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 9 3/4%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS 9
3/4% Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS 9
 3/4% Preference Shares

PROPOSAL #S.7: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.0884% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.0884%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.0884% Preference Shares have been reclassified into
 A Preference Shares and B Preference Shares pursuant
 Resolution 4(a) as specified in respect of the HBOS
6.0884% Preference Shares

PROPOSAL #S.8: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.475% Preference Shares being passed, for the
purpose of giving effect to the Preference Share
Scheme, the share capital of the Company be reduced
by canceling and extinguishing the HBOS 6.475%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.475% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.475% Preference Shares

PROPOSAL #S.9: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 Resolutions 3 and 4 as specified, relating to the
HBOS 6.3673% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.3673%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.3673% Preference Shares have been reclassified
 into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.3673% Preference Shares

PROPOSAL #S.10: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.413% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.413%
Preference Shares in accordance with the terms of the
 Preference Share Scheme or, to the extent that the
HBOS 6.413% Preference Shares have been reclassified
into A Preference Shares and B Preference Shares
pursuant Resolution 4(a) as specified in respect of
the HBOS 6.413% Preference Shares

PROPOSAL #S.11: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 5.92% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 5.92% Preference
 Shares in accordance with the terms of the
Preference Scheme or, to the extent that the HBOS
5.92% Preference Shares have been reclassified into A
 Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
5.92% Preference Shares

PROPOSAL #S.12: Approve, subject to and conditional                        ISSUER          YES          FOR               FOR
on Resolutions 3 and 4 as specified, relating to the
HBOS 6.657% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 6.657%
Preference Shares in accordance with the terms of the
 Preference Scheme or, to the extent that the HBOS
6.657% Preference Shares have been reclassified into
A Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS
6.657% Preference Shares

PROPOSAL #S.13: Approve, subject and conditional on                        ISSUER          YES          FOR               FOR
Resolutions 3 and 4 as specified, relating to the
HBOS 12% Preference Shares being passed, for the
purpose of giving effect to the Preference Scheme,
the share capital of the Company be reduced by
canceling and extinguishing the HBOS 12% Preference
Shares in accordance with the terms of the Preference
 Scheme or, to the extent that the HBOS 12%
Preference Shares have been reclassified into A
Preference Shares and B Preference Shares pursuant
Resolution 4(a) as specified in respect of the HBOS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HBOS PLC
  TICKER:                N/A             CUSIP:     G4364D106
  MEETING DATE:          12/12/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [without or without                                  ISSUER          YES          FOR               FOR
modification] a Scheme of arrangement [the
Scheme]under Sections 895 to 899 of the Companies Act
 2006, to be made between the Company and the Scheme
Shareholders and authorize the Directors of the
Company to take all such actions as they consider
necessary or appropriate for carrying the Scheme in
to effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEIDELBERGCEMENT AG, HEIDELBERG
  TICKER:                N/A             CUSIP:     D31709104
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 16,355,874.94 as follows:
 payment of a dividend of EUR 0.12 per no-par share,
EUR 1,355,874.94 shall be carried forward, ex-
dividend and payable date: 8 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and for the interim report: Ernst + Young AG,

PROPOSAL #6.: Renewal of the Authorized Capital II                         ISSUER          NO           N/A               N/A
and the corresponding amendment to the Articles of
Association: the existing Authorized Capital II shall
 be revoked; he Board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to increase the Company's share capital by up
to EUR 86,500,000 through the issue of new bearer no-
par shares against payment in cash or kind, on or
before 06 MAY 2014 [Authorized Capital II],
shareholders shall be granted subscription rights
except for residual amounts, payment in kind in
connection with Mergers and Acquisitions and the
satisfaction of conversion and/or option rights;
Section 4(3) shall be amended accordingly

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
grant Convertible Bonds or Warrants, participating or
 profit-sharing rights, the creation of a contingent
capital and the corresponding amendment to the
Articles of Association: the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board to grant Bearer Convertible
Bonds or Warrants, participating or profit-sharing
rights or a combination of these instruments of up to
 EUR 2,000,000,000, conferring option or conversion
rights for bearer no-par shares of the Company, on or
 before 6 MAY 2014, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders'
subscription rights for residual amounts, the
satisfaction of option and/or convertible rights,
Bonds conferring convertible or option rights for up
to 10% of the Company's share capital against payment
 in cash at a price not materially below the market
price of the shares, and participating or profit-
sharing rights with debenture-like features, the
Company's share capital shall be increased by up to
EUR 187,500,000 through the issue of up to 62,500,00
new bearer shares, in so far as option or convertible
 rights are exercised as per Item 7 of the agenda

PROPOSAL #8.1: Election of Mr. Fritz-Juergen Heckmann                      ISSUER          NO           N/A               N/A
 to the Supervisory Board

PROPOSAL #8.2: Election of Mr. Gerhard Hirth to the                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.3: Election of Mr. Max Dietrich Kley to                        ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #8.4: Election of Mr. Ludwig Merckle to the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.5: Election of Mr. Tobias Merckle to the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.6: Election of Eduard Schleicher to the                        ISSUER          NO           N/A               N/A
Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEINEKEN HOLDING NV
  TICKER:                N/A             CUSIP:     N39338194
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Report for the FY 2008                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Adopt the financial statements for the                       ISSUER          YES          FOR               FOR
FY 2008

PROPOSAL #3.: Announcements of the appropriate of the                      ISSUER          NO           N/A               N/A
 balance of the Income statement pursuant to the
provisions in Article 10, paragraph 6, of the
Articles of Association and the distribution of
retained earnings

PROPOSAL #4.: Grant discharge of the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #6.a: Approve to extend and amend the                             ISSUER          YES          FOR               FOR
authorization of the Board of Directors to acquire
own shares

PROPOSAL #6.b: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue [rights to] shares

PROPOSAL #6.c: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
restrict or exclude shareholder's pre-emptive rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEINEKEN N V
  TICKER:                N/A             CUSIP:     N39427211
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Adopt the financial statements for the                      ISSUER          YES          FOR               FOR
 FY 2008

PROPOSAL #1.B: Approve the decision on the                                 ISSUER          YES          FOR               FOR
appropriation of the balance of the income statement
in accordance with Article 12 paragraph 7 of the
Company's Articles of Association and the
distribution of retained earnings

PROPOSAL #1.C: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board

PROPOSAL #1.D: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Approve the extension and amendment of                      ISSUER          YES          FOR               FOR
 the authorization of the Executive Board to acquire
own shares under which the maximum number of shares
that may be acquired will remain limited to 10% of
the issued share capital of  the Company

PROPOSAL #3.B: Authorize the Executive Board to issue                      ISSUER          YES          FOR               FOR
 [rights to] shares

PROPOSAL #3.C: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
restrict or exclude shareholders' pre-emptive rights

PROPOSAL #5.A: Re-appoint Mr. M. Das as a Member of                        ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.B: Re-appoint Mr. J. M. Hessels as a                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #5.C: Appoint Mr. Ch. Navarre as a Member of                      ISSUER          YES          FOR               FOR
 the Supervisory Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC PETE S A
  TICKER:                N/A             CUSIP:     X3234A111
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report on the                                    ISSUER          NO           N/A               N/A
administration of 2008 and submission of Board of
Director's and Chartered Auditors' reports on
Company's and consolidated financial statements for

PROPOSAL #2.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements and the consolidated ones for 2008

PROPOSAL #3.: Approve the profits disposal                                 ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve to dismiss the Board of                              ISSUER          NO           N/A               N/A
Directors and Auditors from every compensational
liability for 2008

PROPOSAL #5.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
remuneration for 2008 and its determination for 2009

PROPOSAL #6.: Approve the remunerations of Board of                        ISSUER          NO           N/A               N/A
Director's president and managing consultant and
their determination for 2009

PROPOSAL #7.: Elect the Chartered Auditors for 2009                        ISSUER          NO           N/A               N/A
and determination of their salaries

PROPOSAL #8.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
decision on Stock Option Plan for 2009

PROPOSAL #9.: Approve the extension and modification                       ISSUER          NO           N/A               N/A
of the current Stock Option Plan

PROPOSAL #10.: Approve the commitment and of non-                          ISSUER          NO           N/A               N/A
distribution of taxed reserves regarding the covering
 of own participation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORG. S.A.
  TICKER:                OTE             CUSIP:     423325307
  MEETING DATE:          1/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF AMENDMENTS OF ARTICLES 8                         ISSUER          NO           N/A               N/A
(BOARD OF DIRECTORS), 9 (ELECTION, COMPOSITION AND
TERM OF THE BOARD OF DIRECTORS), 10 (INCORPORATION
AND OPERATION OF THE BOARD OF DIRECTORS) AND 12
(MANAGING DIRECTOR) OF THE ARTICLES OF INCORPORATION
CURRENTLY IN FORCE.

PROPOSAL #02: DEFINITION OF THE NUMBER OF THE MEMBERS                      ISSUER          NO           N/A               N/A
 OF THE BOARD OF DIRECTORS TO BE ELECTED, ELECTION OF
 NEW MEMBERS OF THE BOARD OF DIRECTORS, PURSUANT TO
ARTICLE 9 OF THE ARTICLES OF INCORPORATION, AND
APPOINTMENT OF INDEPENDENT MEMBERS AMONGST THEM.

PROPOSAL #03: APPOINTMENT OF MEMBERS OF THE AUDIT                          ISSUER          NO           N/A               N/A
COMMITTEE, ACCORDING TO ARTICLE 37 OF LAW 3693/2008.

PROPOSAL #04: APPROVAL OF A SHARE BUY BACK PROGRAM,                        ISSUER          NO           N/A               N/A
OF OTE S.A. IN ACCORDANCE WITH ARTICLE 16 OF LAW
2190/1920.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORG. S.A.
  TICKER:                OTE             CUSIP:     423325307
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: AMENDMENT OF THE ARTICLES OF                                 ISSUER          NO           N/A               N/A
INCORPORATION AS IN FORCE, BY: (A) REPHRASING OF
ARTICLES 8, 9, 10 AND 12; (B) AMENDMENT OF ARTICLE
13; (C) AMENDMENT OF THE ARTICLES 16, 17, 18, 21, 22,
 23, 24, 25, 31, 32; (D) DELETION OF ARTICLE 19; (E)
RE-NUMBERING OF ARTICLES 20 TO 33.

PROPOSAL #02: APPOINTMENT OF MEMBERS OF THE AUDIT                          ISSUER          NO           N/A               N/A
COMMITTEE, PURSUANT TO ARTICLE 37 OF LAW 3693/2008.

PROPOSAL #03: APPROVAL OF ACQUISITION OF OWN SHARES                        ISSUER          NO           N/A               N/A
BY OTE S.A., PURSUANT TO ARTICLE 16 OF C.L. 2190/1920.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORG. S.A.
  TICKER:                OTE             CUSIP:     423325307
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE MANAGEMENT REPORT OF                         ISSUER          NO           N/A               N/A
THE BOARD, THE AUDIT REPORT PREPARED BY CERTIFIED
AUDITORS ON THE SEPARATE AND CONSOLIDATED FINANCIAL
STATEMENT OF OTE S.A. ENDED ON DECEMBER 31, 2008.

PROPOSAL #02: EXONERATION OF THE MEMBERS OF THE BOARD                      ISSUER          NO           N/A               N/A
 OF DIRECTORS AND THE AUDITORS OF ALL LIABILITY, FOR
FISCAL YEAR 2008.

PROPOSAL #03: APPOINTMENT OF CHARTERED AUDITORS FOR                        ISSUER          NO           N/A               N/A
THE ORDINARY AUDIT OF THE FINANCIAL STATEMENTS, IN
ACCORDANCE WITH INTERNATIONAL FINANCIAL REPORTING
STANDARDS, FOR THE FISCAL YEAR 2009.

PROPOSAL #04: APPROVAL OF THE REMUNERATION PAID TO                         ISSUER          NO           N/A               N/A
THE MEMBERS OF THE BOARD OF DIRECTORS, THE AUDIT
COMMITTEE AND THE COMPENSATION & HUMAN RESOURCES
COMMITTEE FOR FISCAL YEAR 2008 AND DETERMINATION OF
THEIR REMUNERATION FOR FISCAL YEAR 2009.

PROPOSAL #05: APPROVAL OF THE REMUNERATION PAID IN                         ISSUER          NO           N/A               N/A
2008 TO THE CHAIRMAN OF THE BOARD OF DIRECTORS AND

PROPOSAL #06: APPROVAL OF CONTRACTS BETWEEN THE                            ISSUER          NO           N/A               N/A
COMPANY AND MEMBERS OF BOARD, PURSUANT TO ARTICLES
23A AND 24 OF THE CODIFIED LAW 2190/1920.

PROPOSAL #07: RENEWAL OF CONTRACT FOR THE COVERING OF                      ISSUER          NO           N/A               N/A
 CIVIL LIABILITY OF MEMBERS OF THE BOARD AND
COMPANY'S EXECUTIVE DIRECTORS.

PROPOSAL #08: AMENDMENT OF THE TERMS OF THE STOCK                          ISSUER          NO           N/A               N/A
OPTION PLAN FOR EXECUTIVES OF THE COMPANY AND
AFFILIATED COMPANIES.

PROPOSAL #09: DEFINITION OF THE NUMBER OF THE MEMBERS                      ISSUER          NO           N/A               N/A
 OF BOARD OF DIRECTORS TO BE ELECTED, ELECTION OF NEW
 BOARD OF DIRECTORS.

PROPOSAL #10: APPOINTMENT OF MEMBERS OF THE AUDIT                          ISSUER          NO           N/A               N/A
COMMITTEE, PURSUANT TO ARTICLE 37 OF LAW 3693/2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORGANIZATION S A
  TICKER:                N/A             CUSIP:     X3258B102
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Stock Option Plan for the                          ISSUER          NO           N/A               N/A
Company's Executive and for the related Companies
executives according to the regulations of the
Article 42e of Codified Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORGANIZATION S A
  TICKER:                N/A             CUSIP:     X3258B102
  MEETING DATE:          1/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendments of Articles 8,                        ISSUER          NO           N/A               N/A
Board of Directors, 9, Election, Composition and Term
 of the Board of Directors, 10, Incorporation and
Operation of the Board of Directors, and 12, Managing
 Director, of the Articles of Incorporation currently
 in force

PROPOSAL #2.: Approve the determination of the number                      ISSUER          NO           N/A               N/A
 of the Members of the Board of Directors to be
elected, and elect the New Members of the Board of
Directors, pursuant to Article 9 of the Articles of
Incorporation, and appoint the Independent Members
amongst them

PROPOSAL #3.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee, according to Article 37 of Law 3693/2008

PROPOSAL #4.: Approve the Share Buy Back Program, of                       ISSUER          NO           N/A               N/A
OTE S.A. in accordance with Article 16 of Law

PROPOSAL #5.: Miscellaneous announcements                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORGANIZATION S A
  TICKER:                N/A             CUSIP:     X3258B102
  MEETING DATE:          2/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles 8 [Board of                               ISSUER          NO           N/A               N/A
Directors], 9 [Election, Composition and Term of the
Board of Directors], 10 [Incorporation and Operation
of the Board of Directors], and 12 [Managing
Director] of the Articles of Incorporation currently

PROPOSAL #2.: Approve to define the number of the                          ISSUER          NO           N/A               N/A
Members of the Board of Directors to be elected,
elect the new Members of the Board of Directors,
pursuant to Article 9 of the Articles of
Incorporation, and appoint the Independent Members

PROPOSAL #3.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee, according to Article 37 of Law 3693/2008

PROPOSAL #4.: Approve the Share Buy Back Program, of                       ISSUER          NO           N/A               N/A
OTE S.A, in accordance with Article 16 of Law

PROPOSAL #5.: Miscellaneous announcements                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORGANIZATIONS OTE
  TICKER:                N/A             CUSIP:     X3258B102
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation as                       ISSUER          NO           N/A               N/A
in force, by: (a) rephrasing of Articles 8 [Board of
Directors], 9 [Election, Composition and Term of the
Board of Directors], 10 [Incorporation and Operation
of the Board of Directors] and 12 [Managing
Director], by amending or completing the provisions
in order to resolve specific interpretive issues and
to achieve a better wording, (b) Amend Article 13
[Representation of the Company], deleting the
provision regarding the oath, since the oath as a
means of evidence, has been abolished, (c) Amend the
Articles 16 [Convocation of the General Assembly of
Shareholders] 17 [Notification - Daily Agenda of the
General Assembly of the Shareholders of the Company]
18 [submission of documents for participation in the
general assembly] 21 [Extraordinary Quorum and
majority], 22 [Chairman - Secretary of the general
assembly of the shareholders of the Company] 23
[minutes of the General Assembly of the shareholders
of the Company], 24 [Exoneration of the Members of
the Board of Directors and of the Auditors], 25
[Rights of Minority Shareholders] 31 [Grounds of
Dissolution of the Company] and 32 [Liquidation] with
 deletion of the provisions that reproduce the Law,
since the provisions of Company's Law 2190/1920 are
applied and it is not mandatory to explicitly repeat
them in the Articles of Incorporation, addition of
provisions that introduce permissible deviation from
the provisions of the Law and should expressly and
specifically be described in the Articles of
Incorporation and phrasal completions or corrections,
 (d) Deletion of the Article 19 [register of the
shareholders having the right to vote], constituting
repetition of the Article 27 Paragraph 2 of Company's
 Law 2190/1920, (e) Re-numbering of the Articles 20
to 33, rendered necessary due to the proposed

PROPOSAL #2.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee, pursuant to the Article 37 of Law 3693/2008

PROPOSAL #3.: Approve the acquisition of own shares                        ISSUER          NO           N/A               N/A
by OTE S.A., pursuant to Article 16 of Company's Law
2190/1920

PROPOSAL #4.: Approve the announcement of replacement                      ISSUER          NO           N/A               N/A
 of the resigned Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC TELECOMMUNICATIONS ORGANIZATIONS OTE
  TICKER:                N/A             CUSIP:     X3258B102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
the consolidated for 2008, with the reports of Board
of Directors and the Auditors and the distribution of
 profits and dividend

PROPOSAL #2.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Director and Chartered Auditor from any
compensational responsibility for 2008

PROPOSAL #3.: Elect the Company for the Audit of the                       ISSUER          NO           N/A               N/A
financial statements and definition of their salary

PROPOSAL #4.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
compensations and re-approval of their compensations
for 2009

PROPOSAL #5.: Approve the Chairman's of Board of                           ISSUER          NO           N/A               N/A
Director and General Manager's salary for 2008 and
definition of their salaries for 2009

PROPOSAL #6.: Approve the contracts according to the                       ISSUER          NO           N/A               N/A
Articles 23a and 24 of Law 2190/1920 of the Board of
Director Members and grant authority to them in order
 to sign

PROPOSAL #7.: Approve the renewal of the contract for                      ISSUER          NO           N/A               N/A
 the covering of responsibility of Members of the
Board of Director and General Managers for any
exercise of their power

PROPOSAL #8.: Approve to modify the terms for the                          ISSUER          NO           N/A               N/A
Stock Option Plan to Managers of the Company and
other connected Companies

PROPOSAL #9.: Approve to determine the Board of                            ISSUER          NO           N/A               N/A
Director Members and elect new Board of Director
Members according to Article 9 Paragraph 1 and 2 of
Company's association and to determine the
Independent Members

PROPOSAL #10.: Approve to determine the Auditing                           ISSUER          NO           N/A               N/A
Committee according to the Article 37 of Law 3693/2008

PROPOSAL #11.: Various announcements                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENDERSON LAND DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y31476107
  MEETING DATE:          12/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Audited                              ISSUER          YES          FOR               FOR
Accounts and the Reports of the Directors and
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Lee Ka Kit as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Lee Ka Shing as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Suen Kwok Lam as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #3.4: Re-elect Mr. Patrick Kwok Ping Ho as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.5: Re-elect Mrs. Angelina Lee Pui Ling as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.6: Re-elect Mr. Wu King Cheong as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors to repurchase                       ISSUER          YES          FOR               FOR
ordinary shares of HKD 2.00 each in the capital of
the Company during the relevant period, on The Stock
Exchange of Hong Kong Limited [Stock Exchange] or any
 other stock exchange on which the shares of the
Company may be listed and recognized by the Stock
Exchange and the Securities and Futures Commission,
on share repurchases for such purposes, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
Stock Exchange as amended from time to time, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or the
Companies Ordinance [Chapter 32 of the Laws of Hong
Kong] to be held]

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares of
the Company and make or grant offers, agreements and
options [including warrants, bonds, debentures, notes
 and other securities convertible into shares in the
Company] during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company,
otherwise than pursuant to i) a rights issue; or ii)
any option scheme or similar arrangement; or iii) an
issue of shares in the Company upon the exercise of
the subscription or conversion rights attaching to
any warrants or convertible notes which may be issued
 by the Company or any of its subsidiaries; or iv)
any scrip dividend pursuant to the Articles of
Association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or the Companies Ordinance [Chapter 32 of the
 Laws of Hong Kong] to be held]

PROPOSAL #5.C: Approve to extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors of the Company to allot,
issue and deal with any additional shares of the
Company pursuant to Resolution 5.B, by the addition
to the aggregate nominal amount of share capital
which may be allotted, issued and dealt with or
agreed conditionally or unconditionally to be
allotted, issued and dealt with by the Directors
pursuant to such general mandate an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company pursuant to Resolution 5.A, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the share capital of the Company at
 the date of passing this resolution

PROPOSAL #S.6: Amend Article 78 and Article 123 of                         ISSUER          YES          FOR               FOR
the Articles of Association of the Company as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENKEL AG & CO. KGAA, DUESSELDORF
  TICKER:                N/A             CUSIP:     D32051126
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
Corporate Governance and the remuneration report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 548,737,876.54 as
follows: payment of a dividend of EUR 0.51 per
ordinary share and or EUR 0.53 per preferred shares
EUR 321,815,656.54 shall be carried forward ex-
dividend and payable date: 21 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors [during the begin of the FY
until 14 APR 2008] and the general partner [during
the period from 14 APR 2008 until the FYE

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
shareholders' committee

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin and Frankfurt

PROPOSAL #7.: Amendment to Section 28(3) of the                            ISSUER          NO           N/A               N/A
Articles of Association regarding the election of
substitute members for the shareholders' committee
being admissible

PROPOSAL #8.: Amendment to Section 17 (6) and (9) of                       ISSUER          NO           N/A               N/A
the Articles of Association regarding members of the
Supervisory Board who are also Members of other
committees constituted by the Supervisory Board
receiving and additional remuneration of 50% and the
Chairman of a committee of the Supervisory Board
receiving an additional remuneration of 100% of the
standard remuneration of Supervisory Board Members
but Members of the nominating committee receiving no
additional remuneration

PROPOSAL #9.: Amendment to Section 7 of the Articles                       ISSUER          NO           N/A               N/A
of Association regarding Section 27A(1) of the
Securities Trade Act not being applied

PROPOSAL #10.: Elections to the Supervisory Board Mr.                      ISSUER          NO           N/A               N/A
 Theo Siegert shall be elected to the Supervisory
Board as replacement for Mr. Friderike Bagel for the
remaining term of office

PROPOSAL #11.: Election of a substitute Member to the                      ISSUER          NO           N/A               N/A
 shareholders' committee Boris Canessa

PROPOSAL #12.: Renewal of authorization to acquire                         ISSUER          NO           N/A               N/A
own shares the general partner shall be authorized to
 acquire own shares the general partner shall be
authorized to acquire shares of the Company of up to
10% of the Company's share capital through the Stock
Exchange or by way of public repurchase offer, at
prices not deviating more than 10% from the market
price of the shares, on or before 19 OCT 2010; the
general partner shall be authorized, with the consent
 of the shareholders' committee and the Supervisory
Board, to use the shares in connection with mergers
and acquisitions, to dispose of the shares against
payment in cash at a price not materially below the
market price of the shares if the total volume does
not exceed 10% of the Company's share capital, and to
 retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENKEL AG & CO. KGAA, DUESSELDORF
  TICKER:                N/A             CUSIP:     D32051142
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
corporate governance and the remuneration report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 548,737,876.54 as
follows: payment of a dividend of EUR 0.51 per
ordinary share and of EUR 0.53 per preferred shares
EUR 321,815,656.54 shall be carried forward ex-
dividend and payable date: 21 APR 09

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors [during the begin of the FY
until 14 APR 2008] and the general partner [during
the period from 14 APR 2008 until the end of the FY]

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Shareholders Committee

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG Ag, Berlin and Frankfurt

PROPOSAL #7.: Amendment to section 28(3) of the                            ISSUER          NO           N/A               N/A
Articles of Association as specified

PROPOSAL #8.: Amendment to section 17(6) and (9) of                        ISSUER          NO           N/A               N/A
the Articles of Association as specified

PROPOSAL #9.: Amendment to section 7 of the Articles                       ISSUER          NO           N/A               N/A
of Association, regarding Section 27a(1) of the
securities trade act not being applied

PROPOSAL #10.: Elections to the supervisory Board                          ISSUER          NO           N/A               N/A
Theo Siegert shall be elected to the supervisory
Board as replacement for Friderike Bagel for the
remaining term of office

PROPOSAL #11.: Election of a Substitute Member to the                      ISSUER          NO           N/A               N/A
 shareholders Committee - Boris Canessa

PROPOSAL #12.: Renewal of authorization to acquire                         ISSUER          NO           N/A               N/A
own shares the general partner shall be authorized to
 acquire shares of the Company of up to 10% of the
Company's share capital through the stock exchange or
 by way of public repurchase offer, at prices not
deviating more than 10% from the market price of the
shares, on or before 19 OCT 10; the general partner
shall be authorized, with the consent of the
shareholders committee and the Supervisory Board, to
use the shares in connection with mergers an d
acquisitions, to dispose of the shares against
payment in cash at a price not materially below the
market price of the shares if the total volume does
not exceed 10% of the Company's share capital, and to
 retire the shares; for these cases , shareholders
Subscription rights shall be excluded

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENNES & MAURITZ AB
  TICKER:                N/A             CUSIP:     W41422101
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Sven Unger as the Chairman of                      ISSUER          YES          FOR               FOR
 the meeting

PROPOSAL #3.: Receive the President's report and                           ISSUER          YES          FOR               FOR
allow for questions

PROPOSAL #4.: Approve the list of shareholders                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the agenda of meeting                                ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to designate inspector(s) of                         ISSUER          YES          FOR               FOR
minutes of meeting

PROPOSAL #7.: Acknowledge the proper convening of the                      ISSUER          YES          FOR               FOR
 meeting

PROPOSAL #8.A: Receive the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports and the information about
remuneration guidelines

PROPOSAL #8.B: Receive the Auditor's and Auditing                          ISSUER          YES          FOR               FOR
Committee's reports

PROPOSAL #8.C: Receive the Chairman's report about                         ISSUER          YES          FOR               FOR
the Board work

PROPOSAL #8.D: Receive the report of the Chairman of                       ISSUER          YES          FOR               FOR
the Nominating Committee

PROPOSAL #9.A: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #9.B: Approve to allocate the income and                          ISSUER          YES          FOR               FOR
dividends of SEK 15.50 per share

PROPOSAL #9.C: Approve the discharge of the Board and                      ISSUER          YES          FOR               FOR
 the President

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 9 without Deputies

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors in the amount of SEK 1.4 million to the
Chairman and SEK 375,000 to other Directors; the
remuneration to the Committee Members and the
remuneration of the Auditors

PROPOSAL #12.: Re-elect Messrs. Mia Livfors, Lottie                        ISSUER          YES        AGAINST           AGAINST
Knutson, Sussi Kvart, Bo Lundquist, Stig Nordfelt,
Stefan Persson [Chair] and Melker Schoerling as the
Directors

PROPOSAL #13.: Ratify Ernst Young as the Auditor for                       ISSUER          YES          FOR               FOR
a 4 year period

PROPOSAL #14.: Elect Messrs. Stefan Persson, Lottie                        ISSUER          YES          FOR               FOR
Tham, Staffan Grefbaeck, Jan Andersson and Peter
Lindell as the Members of Nominating Committee

PROPOSAL #15.: Approve the remuneration policy and                         ISSUER          YES          FOR               FOR
other terms of employment for the Executive Management

PROPOSAL #16.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERMES INTERNATIONAL SA, PARIS
  TICKER:                N/A             CUSIP:     F48051100
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Grant discharge                                             ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve that the income for the FY be                       ISSUER          YES          FOR               FOR
appropriated as follows: profits for FY: EUR
257,482,852.92; prior retained earnings: EUR
684,197,618.27; total of EUR 941,680,471.19 allocated
 as follows: to the legal reserve: nil, the account
already amounting 10% of the share capital, to the
general partner, in accordance with Article 26 of the
 By-laws: EUR 1,725,135.11, global dividend: EUR 10
8,716,512.36, the balance of EUR 831,238,823.72
allocated to the retained earnings, the whole
amounting to EUR 941,680,471.19; the shareholders
will receive a net dividend of EUR 1.03 per share,
and will entitle to the 40% deduction provided by the
 French General Tax Code; this dividend will be paid
on 09 JUN 2009; the dividend detachment date is on 04
 JUN 2009; in the event that the Company holds some
of its own shares on such date, the amount of the
unpaid dividend on such shares shall be allocated to
the retained earnings account

PROPOSAL #O.5: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.6: Approve the attendance allowances and                       ISSUER          YES          FOR               FOR
salaries

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
operate on the Company's shares

PROPOSAL #O.8: Grant powers                                                ISSUER          YES          FOR               FOR

PROPOSAL #E.9: Grant authority to cancel all or part                       ISSUER          YES          FOR               FOR
of the shares purchased by the Company [Article
L.225-209] - General Program Cancellation

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital by capitalization of reserves,
profits and/or premiums and award of free shares
and/or raising the par value of existing shares

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue securities giving access to capital with
maintenance of preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue securities giving access to capital with
cancellation of preferential subscription right, but
within the priority period

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase capital for the benefit of employees

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant options to purchase shares

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
allocate free shares of the Company

PROPOSAL #E.16: Approve the Statues modifications                          ISSUER          YES          FOR               FOR

PROPOSAL #E.17: Grant powers                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HIKARI TSUSHIN,INC.
  TICKER:                N/A             CUSIP:     J1949F108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Increase
Authorized Capital to 233,398,568 shares

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HINO MOTORS,LTD.
  TICKER:                N/A             CUSIP:     433406105
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Authorize Use of Stock Options, and                           ISSUER          YES          FOR               FOR
Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #4: Approve Purchase of Own Shares                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HIROSE ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J19782101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HISAMITSU PHARMACEUTICAL CO.,INC.
  TICKER:                N/A             CUSIP:     J20076121
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance and Special Payment for a Deceased Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI CHEMICAL COMPANY,LTD.
  TICKER:                N/A             CUSIP:     J20160107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Expand
Business Lines

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI CONSTRUCTION MACHINERY CO.,LTD.
  TICKER:                N/A             CUSIP:     J20244109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI HIGH-TECHNOLOGIES CORPORATION
  TICKER:                N/A             CUSIP:     J57418105
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications, Allow
Use of Treasury Shares for Odd-Lot Purchases

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI METALS,LTD.
  TICKER:                N/A             CUSIP:     J20538112
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HITACHI,LTD.
  TICKER:                N/A             CUSIP:     J20454112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Reduction of Legal Reserve                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOCHTIEF AG, ESSEN
  TICKER:                N/A             CUSIP:     D33134103
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 98,000,000 as follows:
payment of a dividend of EUR 1.40 per no-par share
EUR 9,799,584.20 shall be carried forward ex-dividend
 and payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Deloitte + Touche GMBH, Munich

PROPOSAL #6.: Election of Tilman Todenhoefer to the                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 on or before 06 NOV 2010, the shares may be acquired
 through the stock exchange, by way of a public
repurchase offer to all shareholders, or by means of
call or put options at a price not deviating more
than 10% from the market price of the shares, the
Board of Managing Directors shall be authorized to
grant subscription rights to holders of option and
conversion rights if the shares are offered to all
shareholders, the Board of Managing Directors shall
also be authorized to dispose of the shares in a
manner other than the stock exchange or an offer to
all shareholders if the shares are sold at a price
not materially below the market price of identical
shares, to use the shares in connection with mergers
and acquisitions, to float the shares on foreign
stock exchanges, to us e the shares as employee
shares or for satisfying existing convertible and/or
and/or option rights, and to retire the shares

PROPOSAL #8.: Approval of the profit transfer                              ISSUER          NO           N/A               N/A
agreement with the Company's wholly -owned
subsidiary, Ho-Chtief Concessions GMBH, effective
retroactively from 01 JAN 2009, until at least 31 DEC

PROPOSAL #9.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association as follows: a) Section 17[4], in respect
of proxy-voting instructions being issued /withdrawn
in written form; b) Section 2[2]3, in respect of the
object of the Company being adjusted; c) Section 8,
in respect of the Company also being able to be
represented by two authorized officers; d) Section
12, in respect of the use of electronic means of
communication for Supervisory Board meetings; e)
Section 13, in respect of the use of electronic means
 of communication for adopting resolutions at
Supervisory Board meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOKKAIDO ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J21378104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:Expand Business                            ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations,  Allow Use of Treasury Shares

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOKUHOKU FINANCIAL GROUP, INC.
  TICKER:                N/A             CUSIP:     J21903109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOKURIKU ELECTRIC POWER COMPANY
  TICKER:                N/A             CUSIP:     J22050108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Reduce Term
of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

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  ISSUER:                HOLCIM LTD, RAPPERSWIL-JONA
  TICKER:                N/A             CUSIP:     H36940130
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the accounts                      ISSUER          YES          FOR               FOR
 of the Group and the accounts of the holding Group
including compensation report, the reports of the
Auditor's

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's and the Management

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #4.: Approve the creation of CHF 26.4                             ISSUER          YES          FOR               FOR
million pool of capital with pre-emptive rights for
purpose of stock dividend

PROPOSAL #5.1.1: Re-elect Mr. Adrian Loader as a                           ISSUER          YES          FOR               FOR
Members of the Board of Director

PROPOSAL #5.1.2: Re-elect Dr. H.C. Thomas Schmidheiny                      ISSUER          YES          FOR               FOR
 as a Member of the Board of Director

PROPOSAL #5.1.3: Re-elect Dr. H.C. Wolfgang Schuerer                       ISSUER          YES          FOR               FOR
as a Member of the Board of Director

PROPOSAL #5.1.4: Re-elect Dr. Dieter Spaelty as a                          ISSUER          YES          FOR               FOR
Member of the Board of Director

PROPOSAL #5.2: Elect Ernst Young as the Auditors                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend Article 1 of the By-Laws                               ISSUER          YES          FOR               FOR

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  ISSUER:                HOLMEN AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W4200N112
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Fredrik Lundberg as a                              ISSUER          YES          FOR               FOR
Chairman of the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the Adjusters to approve the                           ISSUER          YES          FOR               FOR
minutes of the meeting

PROPOSAL #6.: Approve the due convening of the meeting                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
consolidated financial statements, and the report of
the Auditors and the consolidated report of the
Auditors; address by Chief Executive Officer

PROPOSAL #8.: Approve the matters arising from the                         ISSUER          YES          FOR               FOR
above reports

PROPOSAL #9.: Adopt the Parent Company's income                            ISSUER          YES          FOR               FOR
statement and balance sheet and the consolidated
income statement and balance sheet

PROPOSAL #10.: Approve the dividend of SEK 9[12] per                       ISSUER          YES          FOR               FOR
share be paid, the Board proposes that the date of
record for entitlement to dividend be 27 MAR 2009;
and the dividend will be distributed by Euroclear
Sweden on 01 APR 2009

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Board and the Chief Executive Officer from liability

PROPOSAL #12.: Approve that the number of Members of                       ISSUER          YES          FOR               FOR
the Board to be elected by the meeting be set at 9

PROPOSAL #13.: Approve to pay a fee of SEK 2,475,000                       ISSUER          YES          FOR               FOR
to the Board, of which SEK 550,000 be paid to the
Chairman, and SEK 275,000 to each of the Members
elected by the AGM, who is not an employee of the
Company; compensation to the Auditors shall be paid
against invoice

PROPOSAL #14.: Re-elect Messrs. Fredrik Lundberg,                          ISSUER          YES        AGAINST           AGAINST
Lilian Fossum, Magnus Hall, Carl Kempe, Curt
Kallstromer, Hans Larsson, Ulf Lundahl, Goran Lundin
as the Members of the Board and Mr. Carl Bennet be
elected as the Member of the Board; and elect Mr.
Fredrik Lundberg as the Chairman of the Board

PROPOSAL #15.: Approve the information about the                           ISSUER          YES          FOR               FOR
Nomination Committee before the 2010 AGM

PROPOSAL #16.: Adopt the specified guidelines for                          ISSUER          YES          FOR               FOR
determining the salary and other remuneration of the
Chief Executive Officer and the Senior Management

PROPOSAL #17.: Approve, that the AGM's decision on                         ISSUER          YES          FOR               FOR
the amendments to the Company's Articles shall be
made conditional on the change in means used to give
notice of general meetings laid down in the Swedish
Companies Act [SFS 2005:551] having come into effect,
 which would mean that the proposed wording of
Article 8, would be in accordance with the Swedish
Companies Act; and the new rules that are expected to
 come into effect before the 2010 AGM

PROPOSAL #18.: Authorize the Board to make decisions,                      ISSUER          YES          FOR               FOR
 on one or more occasions, to buy back Series 'A' or
Series 'B' shares in the Company, or combinations
thereof to the extent that the Company's holding of
its own shares does not at any time exceed 10% of all
 the shares in the Company; the share purchases shall
 be transacted via NASDAQ OMX Stockholm at prevailing
 listed prices; and to make decisions between now and
 the next AGM to use the Company's holding of its own
 shares as payment in connection with the acquisition
 of the companies or lines of business or to finance
such acquisitions, in which case the shares shall be
sold via NASDAQ OMX Stockholm; the mandate may be
exercised on one or more occasions and may include
the Company's entire holding of its own shares at the
 time of the Board's decision; and the mandate
includes the right to decide to waive the prior
rights of existing shareholders; and the purpose of
this mandate to buy back and sell shares in the
Company is to enable the Board to adjust the capital
structure, thereby generation a higher value for
shareholders; [Authority expires at the next AGM]

PROPOSAL #19.: Closure of the meeting                                      ISSUER          YES          FOR               FOR

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  ISSUER:                HOME RETAIL GROUP PLC
  TICKER:                N/A             CUSIP:     G4581D103
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors,                         ISSUER          YES          FOR               FOR
the report of the Auditors and the financial
statement of the Company for the 52 weeks ended 01

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report contained in the and annual reports and
financial statements of the Company for the 52 weeks
period ended 01 MAR 2008

PROPOSAL #3.: Declare a final dividend of 10.0p per                        ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #4.: Re-elect Mr. Terry Duddy as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. John Coombe as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
financial statements and reports are laid before the
Company

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Authorize the Company and those                              ISSUER          YES          FOR               FOR
Companies which are subsidiary of the Company at any
time during the period for which this resolution has
effect for the purposes of part 14 of the Companies
Act 2006 [ the 2006 Act] during the period from the
passing of this resolution to the conclusion of the
Company's AGM in 2009; i) to make political donation
to political parties and/ or independent election
candidates ii) to make political donations to
political donations others than political parties and
 iii) to incur political expenditure, up to an
aggregate amount of GBP 50,000 and the amount
authorized under each of paragraphs (i) to (iii)
shall also be limited to such amount and that's words
 and expressions defined for the purpose of the 2006
Act shall have the same meaning in this resolution

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all previous authorities pursuant to
 Section 80 of the Companies Act 1985 [the 1985 Act]
by paragraph 9.2 of Article 9 of the Company's
Articles of Association be renewed [Authority expires
 the earlier for the period ending on the date of the
 AGM in 2009 or on 01 OCT 2009], and for such period
the Section 80 amount shall be GBP 29,248,166 and
such authority without prejudice to any allotment of
securities prior to the date of this resolution

PROPOSAL #S.10: Authorize the Directors,                                   ISSUER          YES          FOR               FOR
insubstitution for all previous powers authorities
pursuant to Section 89 of the 1985 Act subject to the
 passing of Resolution 9 specified above, by
Paragraph 9.3 of Article 9 of the Company's Articles
of Association be renewed for the period referred to
in such resolution and for such period the Section 89
 amount shall be GBP 4,387,225; and that such
authority without prejudice to any allotment or sale
of securities prior to the date of this resolution

PROPOSAL #S.11: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Section 166 of the 1985 Act, to make market
purchases [Section 163 of the 1985 Act] of up to
87,000,000 ordinary shares, at a minimum price of 10p
 and not more than 105% above the average market
value of the Company's ordinary shares as derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase or the higher of the price of the last
independent trade and the highest current bid as
stipulated by Article 5(1) of Commission Regulation
(EC) 22 DEC 2003 implementing the market abuse
directive as regards exemptions for buyback
programmes and stabilization of financial
instructions (No. 2273/2003); [Authority expires the
earlier at the conclusion of the AGM of the Company
to be held in 2009 or 01 OCT 2009]; the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #S.12: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company in substitution for, and to exclusion
 of, the existing Article of Association of the
Company, with effect from the end of this meeting,
ass pecified

PROPOSAL #S.13: Approve, with effect on 01 OCT 2008                        ISSUER          YES          FOR               FOR
or such date on which Section 175 of the 2006 Act
Come into force, the new Article of Association of
the Company, adopted pursuant to Resolution 12 above
be amended; and authorize the Directors, for the
purpose of Section 175 of the 2006 Act in the
Company's Article of Association to authorize certain
 conflicts of interest specified in that Section ii)
by the deletion of Articles 95, 96 and 97 in their
entirety and by the insertion in their place of New
Articles 95, 95A, 96, 96A and 97 and by the numbering
 of the remaining Articles, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONDA MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J22302111
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: .Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONG KONG & CHINA GAS LTD
  TICKER:                N/A             CUSIP:     Y33370100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the statement of                        ISSUER          YES          FOR               FOR
accounts for the FYE 31 DEC 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.I: Re-elect Mr. Colin Lam Ko Yin as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.II: Re-elect Dr. The Hon. David Li Kwok                        ISSUER          YES        AGAINST           AGAINST
Po as a Director

PROPOSAL #3.III: Re-elect Mr. Lee Ka Shing as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.IV: Re-elect Mr. Alfred Chan Wing Kin as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
next AGM and authorize the Directors to fix their
remuneration

PROPOSAL #5.I: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase shares, during the relevant period, not
exceeding 10% of the aggregate nominal amount of the
share capital of the Company; [Authority expires at
the earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM of
 the Company is required by Articles of Association
of the Company or by law to be held]

PROPOSAL #5.II: Authorize the Directors of the                             ISSUER          YES        AGAINST           AGAINST
Company to allot, issue and otherwise deal additional
 shares and make, issue or grant offers, agreements,
options and warrants during and after the relevant
period, where shares are to be allotted wholly for
cash 10% and in any event 20% of the aggregate
nominal amount of the issued share capital of the
Company otherwise than pursuant to: i) a rights
issue; ii) the exercise of rights of subscription or
conversion under the terms of any warrants issued by
the Company or any securities which are convertible
into shares; and [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Articles of Association
of the Company or by law to be held]

PROPOSAL #5.III: Approve, conditional upon the                             ISSUER          YES        AGAINST           AGAINST
passing of Resolutions 5.I and 5.II as specified, to
extend the general mandate granted to the Directors
pursuant to Resolution 5.II, to allot, issue and
otherwise deal with the shares in the capital of the
Company and to make, issue or grant offers,
agreements, options and warrants, by addition to an
amount representing the total nominal amount of the
share capital of the Company purchased pursuant to
Resolution 5.I, provided that such amount does not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company at the date of

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  ISSUER:                HONG KONG AIRCRAFT ENGR LTD
  TICKER:                N/A             CUSIP:     Y29790105
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.a: Re-elect Mr. CHAN Ping Kit as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.b: Re-elect Mr. Davy HO Cho Ying as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.c: Re-elect Mr. Lincoln LEONG Kwok Kuen                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.d: Elect Mr. Augustus TANG Kin Wing as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.e: Elect Mr. Merlin Bingham SWIRE as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to make on-market share repurchases [within the
meaning of the Code on Share Repurchases], during the
 relevant period, not exceeding 10% of the aggregate
nominal amount of the shares in issue at the date of
passing this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM is to be held by law]

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares and
to make or grant offers, agreements and options which
 will or might require the exercise of such powers
during or after the end of the relevant period, not
exceeding 20% of the aggregate nominal amount of the
shares in issue at the date of passing this
resolution provided that the aggregate nominal amount
 of the shares so allotted [or so agreed
conditionally or unconditionally to be allotted]
pursuant to this resolution wholly for cash shall not
 exceed 5% of the aggregate nominal amount of the
shares in issue at the date of passing this
resolution, otherwise than pursuant to i) a Rights
Issue or ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM is to be held by law]

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  ISSUER:                HONG KONG EXCHANGES & CLEARING LTD
  TICKER:                N/A             CUSIP:     Y3506N139
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Audited                             ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008 together with the
reports of the Directors and Auditor thereon

PROPOSAL #2.: Declare a final dividend of HKD 1.80                         ISSUER          YES          FOR               FOR
per share

PROPOSAL #3.A: Elect Mr. Ignatius T C Chan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Elect Mr. John M M Williamson as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Elect Mr. Gilbert K T Chu as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of HKEx and to authorize the Directors to
 fix their remuneration

PROPOSAL #5.: Approve to grant a general mandate to                        ISSUER          YES          FOR               FOR
the Directors to repurchase shares of HKEx, not
exceeding 10% of the issued share capital of HKEx as
at the date of this resolution

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  ISSUER:                HONGKONG ELEC HLDGS LTD
  TICKER:                N/A             CUSIP:     Y33549117
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the acquisition by the Company                      ISSUER          YES          FOR               FOR
 of the entire issued share capital of Outram Limited
 [Outram] on the terms and subject to the conditions
of the agreement made between the Company and Cheung
Kong Infrastructure Holdings Limited [CKI] dated 05
FEB 2009 [the Agreement], as specified, the Company's
 entry into or carrying out of the related
transactions as contemplated under the Agreement,
including without limitation the entering into of an
operation and management contract between CKI and
Outram on completion of the Agreement [the Operation
and Management Contract], as specified, its terms and
 conditions [including the annual caps for fees
payable thereunder], and the Company's entry into or
carrying out of the related transactions as
contemplated under the Operation and Management
Contract [the related transactions under the
Agreement and the Operation and Management Contract
are hereinafter collectively referred to as the
Transactions], as specified, and the implementation,
exercise or enforcement of any of the rights, and
performance of any of the obligations under the
Agreement, the Operation and Management Contract
and/or the transactions; and authorize any 2
Executive Directors of the Company to execute all
such documents and deeds [and if necessary apply the
common seal of the Company thereto] and do and
authorize all such acts, matters and things as they
may in their discretion consider necessary or
desirable on behalf of the Company for the purpose of
 implementing, and otherwise in connection with, the
Agreement, the Operation and Management Contract and
the Transactions, and authorize the implementation,
exercise or enforcement of any of the rights, and
performance of any of the obligations under the
Agreement and/or the Operation and Management
Contract and/or any deed, document, undertaking or
obligation entered into or associated with the
Agreement, the Operation and Management Contract
and/or the Transactions, including agreeing any
modifications, amendments, waivers, variations or
extensions of the Agreement, the Operation and
Management Contract and/or any deed, document,
undertaking or obligation entered into or associated
with the Agreement, the Operation and Management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HONGKONG ELEC HLDGS LTD
  TICKER:                N/A             CUSIP:     Y33549117
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Elect Mr. Neil Douglas McGee as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.2: Elect Mr. Ralph Raymond Shea as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Elect Mr. Wan Chi-tin as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.4: Elect Mr. Wong Chung-hin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors, during and                          ISSUER          YES        AGAINST           AGAINST
after the relevant period, to issue and dispose of
additional shares of the Company not exceeding 20% of
 the existing issued share capital of the Company,
and grant offers or options [including bonds and
debentures convertible into shares of the Company];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM is required by law
to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to repurchase shares of HKD 1.00 each in the issued
capital of the Company during the relevant period, in
 accordance with all applicable laws and requirements
 of the Rules Governing the Listing of Securities on
the Stock Exchange of Hong Kong Limited as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the issued share capital of the
Company at the date of this resolution; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM is required by law to be

PROPOSAL #7.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares pursuant to
Resolution 5 as specified be extended by the addition
 thereto of an amount the aggregate nominal amount of
 any share capital of the Company repurchased by the
Company under the authority granted pursuant to
Resolution 6 as specified, not exceeding 10% of the
aggregate nominal amount of the existing issued share
 capital of the Company as at the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOPEWELL HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y37129148
  MEETING DATE:          10/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Independent Auditor's for the YE 30 JUN 2008

PROPOSAL #2.1: Declare a final dividend of HK 40                           ISSUER          YES          FOR               FOR
cents per share

PROPOSAL #2.2: Declare a special final dividend of HK                      ISSUER          YES          FOR               FOR
 110 cents per share

PROPOSAL #3.1: Re-elect Mr. Josiah Chin Lai KWOK as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.2: Re-elect Mr. Guy Man Guy WU as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Lady Ivy Sau Ping KWOK WU as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.4: Re-elect Ms. Linda Lai Chuen LOKE as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.5: Re-elect Mr. Barry Chung Tat MOK as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.6: Approve to fix the Directors' fees                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditor and authorize the Directors
to fix their remuneration

PROPOSAL #5.1: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase shares on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
stock exchange on which the shares of the Company may
 be listed and which is recognized by the Securities
and Futures Commission of Hong Kong and the Stock
Exchange for this purposes, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 the passing of this resolution; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be
held]

PROPOSAL #5.2: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares of
the Company and to make or grant offers, agreements
or options [including warrants, bonds, debentures,
notes and other securities which carry rights to
subscribe for or are convertible into shares of the
Company] during and after the relevant period, not
exceeding 20% of the aggregate nominal amount of the
issued share capital of the Company, [otherwise than
as scrip dividends pursuant to the Articles of
Association of the Company from time to time or
pursuant to a rights issue (as specified) or pursuant
 to the exercise of any rights of subscription or
conversion under any existing warrants, bonds,
debentures, notes and other securities issued by the
Company or any share option scheme]; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required

PROPOSAL #5.3: Approve to extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors to allot shares pursuant to
Resolution 5.2 by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
Resolution 5.1 as specified, provided that such
extended amount shall not exceed 10% of the aggregate
 nominal amount of the share capital of the Company
in issue as at the date of passing this resolution

PROPOSAL #S.6: Amend the Article 91[B] of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified; and authorize
the Directors to do all such acts and execute all
documents to effect and implement the amendment to
Article 91[B] of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOPEWELL HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y37129148
  MEETING DATE:          10/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the Conditional                          ISSUER          YES          FOR               FOR
Agreement dated 02 SEP 2008 entered into between
Hopewell Guangzhou-Zhuhai Superhighway Development
Limited [HHI West HK Co] and Guangdong Provincial
Highway Construction Company Limited [West Route PRC
Partner] regarding amendments of the Sino-foreign co-
operative joint venture contract dated 05 JAN 2004
between them, as may be amended from time to time
[the JV Contract] in relation to the proposed
Zhongshan-to-Zhuhai section of approximately 38 km
[Phase III West] of the route for a proposed network
of dual 3 lane toll-expressways in the western Pearl
River Delta, linking Guangzhou, Foshan, Zhongshan and
 Zhuhai [Western Delta Route] and the Conditional
Agreement dated 02 SEP 2008 entered into between HHI
West HK Co and West Route PRC Partner regarding
amendments of the Articles of Association, as may be
amended from time to time [the JV Articles] of
Guangdong Guangzhou-Zhuhai West Superhighway Company
Limited [West Route JV] in relation to Phase III West
 [copies of the two Conditional Agreements [the 2008
Phase III Amendment Agreements] have been produced at
 this meeting and marked as Exhibit-A and signed by a
 Director of the Company for the purpose of
identification] and all transactions contemplated
thereby; the Conditional Agreement dated 02 SEP 2008
entered into between HHI West HK Co and West Route
PRC Partner regarding amendments of the JV Contract
in relation to the proposed Shunde-to-Zhongshan
section of approximately 46 km of the Western Delta
Route [Phase II West] and the Conditional Agreement
dated 02 SEP 2008 entered into between HHI West HK Co
 and West Route PRC Partner regarding amendments of
the JV Articles in relation to Phase II West [copies
of the two Conditional Agreements [the 2008 Phase II
Amendment Agreements, together with the 2008 Phase
III Amendment Agreements, the 2008 Amendment
Agreements] have been produced at this meeting and
marked as Exhibit-B and signed by a Director of the
Company for the purpose of identification] and all
transactions contemplated thereby; and the entering
into of all such transactions, agreements and
arrangements [including without limitation, with West
 Route PRC Partner and Guangdong Provincial
Communication Group Company Limited and their
respective subsidiaries and associated Companies and
with other connected persons of the Company], and
signing, sealing, execution, perfection, performance
and delivery of all such documents by West Route JV,
Hopewell Highway Infrastructure Limited [HHI] or any
subsidiary or jointly controlled entity of HHI as the
 Directors of HHI may in their absolute discretion
consider necessary or desirable or expedient to give
effect to the 2008 Amendment Agreements or for the
implementation of all transactions contemplated
thereunder, including but not limited to: 1] amending
 the terms of the 2008 Amendment Agreements, the JV
Contract and the JV Articles as required by relevant
authorities in the People's Republic of China [PRC
Authorities] or for the purposes of obtaining the
approval of PR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOYA CORPORATION
  TICKER:                N/A             CUSIP:     J22848105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Authorize Use of Stock Options, and                           ISSUER          YES          FOR               FOR
Allow Board to Authorize Use of Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
from USD 7,500,100,000, GBP 401,500 and EUR 100,000
to USD 10,500,100,000, GBP 401,500 and EUR 100,000 by
 the creation of an additional 6,000,000,000 ordinary
 shares of USD 0.50 each in the capital of the
Company forming a single class with the existing
ordinary shares of USD 0.50 each in the capital of

PROPOSAL #2.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the UK Companies Act 1985,
[the Act] to allot relevant securities up to an
aggregate nominal amount of USD2,530,200,000 in
connection with the allotment of the new ordinary
shares as specified pursuant to right issue[Authority
 expires at the conclusion of the AGM of the Company
to be held in 2009]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 2 and pursuant to Section
94 of the UK Companies Act 1985, [the Act] the
subject of authority granted by Resolution 2 as if
Section 89[1] of the Act displaying to any such
allotment and in particular to make such allotments
subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient in
relation to fractional entitlements or securities
represented by depository receipts or having regard
to any restrictions, obligations or legal problems
under the Laws of the requirements of any regulatory
body or stock exchange in any territory or otherwise
howsoever; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2009]; and, authorize the Directors to allot equity
securities in pursuance of such offers or agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSBC HOLDINGS PLC, LONDON
  TICKER:                N/A             CUSIP:     G4634U169
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual accounts and reports                      ISSUER          YES          FOR               FOR
 of the Directors and of the Auditor for the YE 31
DEC 2008

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for YE 31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. S.A. Catz as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. V.H.C Cheng as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. M.K.T Cheung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. J.D. Coombe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. J.L. Duran as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Mr. R.A. Fairhead as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.7: Re-elect Mr. D.J. Flint as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Re-elect Mr. A.A. Flockhart as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.9: Re-elect Mr. W.K. L. Fung as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Re-elect Mr. M.F. Geoghegan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.11: Re-elect Mr. S.K. Green as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Re-elect Mr. S.T. Gulliver as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.13: Re-elect Mr. J.W.J. Hughes-Hallett as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.14: Re-elect Mr. W.S.H. Laidlaw as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.15: Re-elect Mr. J.R. Lomax as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Re-elect Sir Mark Moody-Stuart as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.17: Re-elect Mr. G. Morgan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Re-elect Mr. N.R.N. Murthy as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.19: Re-elect Mr. S.M. Robertson as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.20: Re-elect Mr. J.L. Thornton as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.21: Re-elect Sir Brian Williamson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Reappoint the Auditor at remuneration                        ISSUER          YES          FOR               FOR
to be determined by the Group Audit Committee

PROPOSAL #5.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.6: Approve to display pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Company to purchase its                        ISSUER          YES          FOR               FOR
own ordinary shares

PROPOSAL #S.8: Adopt new Articles of Association with                      ISSUER          YES          FOR               FOR
 effect from 01 OCT 2009

PROPOSAL #S.9: Approve general meetings being called                       ISSUER          YES          FOR               FOR
on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUSQVARNA AB, HUSKVARNA
  TICKER:                N/A             CUSIP:     W4235G116
  MEETING DATE:          3/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman of the meeting                            ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 1 or 2 persons to verify the                           ISSUER          YES          FOR               FOR
minutes

PROPOSAL #5.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #6.: Approve the resolution of the Board of                       ISSUER          YES          FOR               FOR
Directors of 19 FEB 2009 to increase the share
capital by way of a rights issue with preferential
rights for shareholders made on the terms as specified

PROPOSAL #7.: Closing of the meeting                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUSQVARNA AB, HUSKVARNA
  TICKER:                N/A             CUSIP:     W4235G116
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Lars Westerberg as a Chairman                      ISSUER          NO           N/A               N/A
 of the meeting

PROPOSAL #3.: preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of one or two persons to check                      ISSUER          NO           N/A               N/A
 and verify the minutes

PROPOSAL #6.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been properly convened

PROPOSAL #7.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Audit report as well as the consolidated accounts
 and the Audit report of the Group and in connection
therewith, the President's business report

PROPOSAL #8.A: Adopt the profit and loss statement                         ISSUER          YES          FOR               FOR
and the balance sheet as well as the consolidated
profit and loss statement and the consolidated

PROPOSAL #8.B: Approve the treatment in respect of                         ISSUER          YES          FOR               FOR
the Company's profit or loss pursuant to the adopted
balance sheet

PROPOSAL #8.C: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Directors and the Presidents

PROPOSAL #9.: Approve to determine the nine Directors                      ISSUER          YES          FOR               FOR
 to be elected without deputies

PROPOSAL #10.: Approve, unchanged total Board                              ISSUER          YES          FOR               FOR
remuneration of SEK 5,345,000, whereof SEK 1,600,000
to the Chairman of the Board and SEK 460,000 to each
of the Directors not employed by the Company, for
which within the remuneration Committee, the Chairman
 receive SEK 100,000 and the two members SEK 50,000
each, for work within Audit Committee, the Chairman
receive SEK 175,000 and members receive SEK 75,000
each; the Auditor's fee paid on basis of approved
invoice

PROPOSAL #11.: Re-elect Messrs. Lars Westerberg,                           ISSUER          YES          FOR               FOR
Peggy Bruzelius, Robert F. Connolly, Borje Ekholm,
Tom Johnstone, Ulf Ludahl, Anders Moberg and Gun
Nilsson and elect Mr. Magnus Yngen as the Directors

PROPOSAL #12.: Approve the specified Nomination                            ISSUER          YES          FOR               FOR
procedures for the AGM 2010

PROPOSAL #13.: Approve the specified principles for                        ISSUER          YES          FOR               FOR
the remuneration for the Group Management as specified

PROPOSAL #14.: Adopt a performance based incentive                         ISSUER          YES          FOR               FOR
program, LTI 2009 as specified

PROPOSAL #15.A: Authorize the Board to repurchase own                      ISSUER          YES          FOR               FOR
 B-shares, as specified

PROPOSAL #15.B: Authorize the Board to transfer own                        ISSUER          YES          FOR               FOR
B-shares, as specified

PROPOSAL #15.c: Approve to transfer own B-shares in                        ISSUER          YES          FOR               FOR
relation to LTI 2009, as specified

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUTCHISON TELECOMMUNICATIONS  INTL LTD
  TICKER:                N/A             CUSIP:     G46714104
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. FOK Kin-ning, Canning as                       ISSUER          YES        AGAINST           AGAINST
a Director of the Company

PROPOSAL #2.B: Re-elect Mr. LUI Dennis Pok Man as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.C: Re-elect Mr. Christopher John FOLL as                       ISSUER          YES        AGAINST           AGAINST
a Director of the Company

PROPOSAL #2.D: Re-elect Mr. KWAN Kai Cheong as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.E: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors to fix its remuneration

PROPOSAL #4.a: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [the Directors], subject to this
resolution, to allot, issue and otherwise deal with
new shares of the Company [the Shares] and to allot,
issue or grant securities convertible into shares, or
 options, warrants or similar rights to subscribe for
 any shares or such convertible securities, and to
make or grant offers, agreements, options and
warrants during and after the relevant period, not
exceeding 20% of the aggregate nominal amount of the
share capital of the Company in issue at the date of
passing this resolution, otherwise than pursuant to
the shares issued as a result of a rights issue, the
exercise of the subscription or conversion rights
attaching to any warrants or any securities
convertible into shares or the exercise of the
subscription rights under any option scheme or
similar arrangement for the time being adopted for
the grant or issue to persons such as Officers and/or
 employees of the Company and/or any of its
subsidiaries of Shares or rights to acquire shares or
 any scrip dividend providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares in accordance with the Articles of Association
 of the Company; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable Law of

PROPOSAL #4.b: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase or repurchase on The Stock Exchange of
Hong Kong Limited [the Stock Exchange], or any other
stock exchange on which the securities of the Company
 are or may be listed and recognized by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange for this purpose, shares including
 any form of depositary shares representing the right
 to receive such shares issued by the Company and to
repurchase such securities, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time during
the relevant period, not exceeding 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or any applicable Law of the Cayman Islands

PROPOSAL #4.c: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the passing of Resolutions 4.A and 4.B, to add the
aggregate nominal amount of the share capital of the
Company which may be purchased or repurchased by the
Company pursuant by Resolution 4.B, to the aggregate
nominal amount of the share capital of the Company
that may be allotted or issued or agreed
conditionally or unconditionally to be allotted or
issued by the Directors pursuant to Resolution 4.A,
provided that such shares does not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of this resolution

PROPOSAL #5.: Approve, with effect from the                                ISSUER          YES        AGAINST           AGAINST
conclusion of the meeting at which this resolution is
 passed, the proposed amendments to the 2004 Partner
Share Option Plan of Partner Communications Company
Limited as specified, subject to such modifications
of the relevant amendments to the 2004 Partner Share
Option Plan as the Directors of the Company may
consider necessary, taking into account the
requirements of the relevant regulatory authorities,
including without limitation, The Stock Exchange of
Hong Kong Limited and authorize the Directors to do
all such acts and things as may be necessary to carry
 out such amendments and [if any] modifications into

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     G46714104
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the facility                              ISSUER          YES          FOR               FOR
agreement dated 25 NOV 2008 [the Facility Agreement]
entered into between Hutchison Telecommunications
Finance Company Limited as lender, the Company as
principal borrower and Hutchison Facility Agents
Limited as facility agent and security trustee in
relation to the Facility [as defined in the circular
to Shareholders dated 25 NOV 2008 [the Circular]], as
 specified [including the Cap [as such term is
defined in the Circular]], the entering into of the
Facility Agreement by the Company and the
transactions contemplated by or incidental to the
Facility Agreement; and authorize the Directors of
the Company, acting together, individually or by
Committee, to do all such acts on behalf of the
Company as they may consider necessary, desirable or
expedient for the purpose of, or in connection with,
the implementation and completion of the Facility
Agreement and the transactions contemplated by or
incidental to the Facility Agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUTCHISON WHAMPOA LTD
  TICKER:                N/A             CUSIP:     Y38024108
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statement of                           ISSUER          YES          FOR               FOR
audited accounts and reports of the Directors and the
 Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Li Ka-Shing as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mrs. Chow Woo Mo Fong, Susan                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.3: Re-elect Mr. Lai Kai Ming, Dominic as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #3.4: Re-elect Mr. William Shumiak as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Appoint the Auditor and authorize the                        ISSUER          YES          FOR               FOR
Directors to fix the Auditor's remuneration

PROPOSAL #5.: Approve the remuneration of HKD 50,000                       ISSUER          YES          FOR               FOR
and HKD 120,000 respectively be payable to the
Chairman and each of the other Directors of the
Company for each FY until otherwise determined by an
Ordinary Resolution of the Company, provided that
such remuneration be payable in proportion to the
period during which a Director has held office in
case of a Director who has not held office for the

PROPOSAL #6.1: Approve a general mandate given to the                      ISSUER          YES        AGAINST           AGAINST
 Directors to issue and dispose of additional
ordinary shares of the Company not exceeding 20% of
the existing issued ordinary share capital of the

PROPOSAL #6.2: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the relevant period, to repurchase
ordinary shares of HKD 0.25 each in the capital of
the Company in accordance with all applicable laws
and the requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited or of any other stock exchange, not
exceeding 10% of the aggregate nominal amount of the
ordinary share capital of the Company in issue at the
 date of this resolution; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be

PROPOSAL #6.3: Approve, the general granted to the                         ISSUER          YES        AGAINST           AGAINST
Directors to issue and dispose of additional ordinary
 shares pursuant to Ordinary Resolution Number 6[1],
to add an amount representing the aggregate nominal
amount of the ordinary share capital of the Company
repurchased by the Company under the authority
granted pursuant to Ordinary Resolution Number 6[2],
provided that such amount shall not exceed 10% of the
 aggregate nominal amount of the issued ordinary
share capital of the Company at the date of this

PROPOSAL #7.: Approve, with effect from the                                ISSUER          YES        AGAINST           AGAINST
conclusion of the meeting at which this resolution is
 passed, the amendments to the 2004 Partner Share
Option Plan as specified, and approve the same by the
 shareholders of Partner and HTIL subject to such
modifications of the relevant amendments to the 2004
Partner Share Option Plan as the Directors of the
Company may consider necessary, taking into account
the requirements of the relevant regulatory
authorities, including without limitation, The Stock
Exchange of Hong Kong Limited, and authorize the
Directors to do all such acts and things as may be
necessary to carry out such amendments and [if any]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUTCHISON WHAMPOA LTD
  TICKER:                N/A             CUSIP:     Y38024108
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with effect from the later of                       ISSUER          YES        AGAINST           AGAINST
the conclusion of the meeting at which this
resolution is passed and the date on which the shares
 of Hutchison Telecommunications Hong Kong Holdings
Limited [HTHKH, an indirect non wholly owned
subsidiary of the Company] are admitted to trading on
 the Main Board of The Stock Exchange of Hong Kong
Limited [the Stock Exchange], the rules of the Share
Option Scheme of HTHKH [as specified] [the HTHKH
Share Option Scheme], and authorize the Directors,
acting together, individually or by committee, to
approve any amendments to the rules of the HTHKH
Share Option Scheme as may be acceptable or not
objected to by the Stock Exchange, and to take all
such steps as may be necessary, desirable or
expedient to carry into effect the HTHKH Share Option
 Scheme subject to and in accordance with the terms

PROPOSAL #2.: Approve the master agreement dated 17                        ISSUER          YES          FOR               FOR
APR 2009, made between the Company and Cheung Kong
[Holdings] Limited [CKH] [the CKH Master Agreement],
setting out the basis upon which bonds, notes,
commercial paper and other similar debt instruments
[the CKH Connected Debt Securities] may be issued by
CKH or its subsidiaries and acquired by the Company
or its wholly owned subsidiaries [together the
Group], as specified, and authorize the Directors,
acting together, individually or by committee, to
approve the acquisition of the CKH Connected Debt
Securities, as specified and of which this Notice
forms part [the Circular] as contemplated in the CKH
Master Agreement subject to the limitations set out
in the CKH Master Agreement; A) during the Relevant
Period [as specified] to acquire CKH Connected Debt
Securities; B) i) the aggregate gross purchase price
of the CKH Connected Debt Securities of a particular
issue to be acquired, after deducting any net sale
proceeds of CKH Connected Debt Securities to be sold,
 by the Group [CKH Net Connected Debt Securities
Position] during the Relevant Period pursuant to the
approval shall not exceed 20% of the aggregate value
of the subject issue and all outstanding CKH
Connected Debt Securities of the same issuer with the
 same maturity or shorter maturities; ii) the
aggregate amount of the CKH Net Connected Debt
Securities Position and the HSE Net Connected Debt
Securities Position [as specified] at any time during
 the Relevant Period shall not exceed HKD 16,380
million, being approximately 20% of the Company's net
 liquid assets as at 31 DEC 2008 [the Reference
Date]; iii) the CKH Connected Debt Securities shall
be a) listed for trading on a recognized exchange, b)
 offered to qualified institutional buyers in
reliance on Rule 144A under the U.S. Securities Act
of 1933, as amended, c) offered to persons outside
the United States in reliance on Regulation S under
the U.S. Securities Act of 1933, or d) offered
pursuant to an issue where the aggregate value of
such issue and all other outstanding CKH Connected
Debt Securities of the same issuer is no less than
USD 500 million or its equivalent in other currencies
 permitted, and in all cases the CKH Connected Debt
Securities shall be acquired by the Group only from
the secondary market and on normal commercial terms
arrived at after arm's length negotiations; iv) the
CKH Connected Debt Securities shall be of at least
investment grade or its equivalent; v) the CKH
Connected Debt Securities shall not include zero
coupon instruments or instruments with any imbedded
option, right to convert into or exchange for any
form of equity interest or derivative; vi) the CKH
Connected Debt Securities shall be issued in any of
the following currencies, Hong Kong Dollars, the
United States Dollars, Canadian Dollars or such other
 currency as the Directors who have no material
interest in the proposed acquisition of CKH Connected
 Debt Securities consider in their reasonable opinion
 as posing a risk acceptable to the Group having

PROPOSAL #3.: Approve the entering into the master                         ISSUER          YES          FOR               FOR
agreement dated 17 APR 2009, made between the Company
 and Husky Energy Inc. [HSE] [the HSE Master
Agreement], setting out the basis upon which bonds,
notes, commercial paper and other similar debt
instruments [the HSE Connected Debt Securities] may
be issued by HSE or its subsidiaries and acquired by
the Group, as specified, and authorize the Directors,
 acting together, individually or by committee, to
approve the acquisition of the HSE Connected Debt
Securities, as specified and of which this Notice
forms part as contemplated in the HSE Master
Agreement subject to the limitations set out in the
HSE Master Agreement; A) during the Relevant Period
[as specified] to acquire HSE Connected Debt
Securities; B) i) the aggregate gross purchase price
of the HSE Connected Debt Securities of a particular
issue to be acquired, after deducting any net sale
proceeds of HSE Connected Debt Securities to be sold,
 by the Group [HSE Net Connected Debt Securities
Position] during the Relevant Period pursuant to the
approval shall not exceed 20% of the aggregate value
of the subject issue and all outstanding HSE
Connected Debt Securities of the same issuer with the
 same maturity or shorter maturities; ii) the
aggregate amount of the HSE Net Connected Debt
Securities Position and the CKH Net Connected Debt
Securities Position at any time during the Relevant
Period shall not exceed HKD 16,380 million, being
approximately 20% of the Company's net liquid assets
as at 31 DEC 2008 [the Reference Date]; iii) the HSE
Connected Debt Securities shall be a) listed for
trading on a recognized exchange, b) offered to
qualified institutional buyers in reliance on Rule
144A under the U.S. Securities Act of 1933, as
amended, c) offered to persons outside the United
States in reliance on Regulation S under the U.S.
Securities Act of 1933, or d) offered pursuant to an
issue where the aggregate value of such issue and all
 other outstanding HSE Connected Debt Securities of
the same issuer is no less than USD 500 million or
its equivalent in other currencies permitted, and in
all cases the HSE Connected Debt Securities shall be
acquired by the Group only from the secondary market
and on normal commercial terms arrived at after arm's
 length negotiations; iv) the HSE Connected Debt
Securities shall be of at least investment grade or
its equivalent; v) the HSE Connected Debt Securities
shall not include zero coupon instruments or
instruments with any imbedded option, right to
convert into or exchange for any form of equity
interest or derivative; vi) the HSE Connected Debt
Securities shall be issued in any of the following
currencies, Hong Kong Dollars, the United States
Dollars, Canadian Dollars or such other currency as
the Directors who have no material interest in the
proposed acquisition of HSE Connected Debt Securities
 consider in their reasonable opinion as posing a
risk acceptable to the Group having regard to the
Group's assets and businesses from time to time; and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYSAN DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y38203124
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the statement of                         ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008 together with the
reports of the Directors and Auditor thereon

PROPOSAL #2.: Declare a final dividend [together with                      ISSUER          YES          FOR               FOR
 a scrip alternative] for the YE 31 DEC 2008

PROPOSAL #3.i: Re-elect Dr. Geoffrey Meou-tsen Yeh as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.ii: Re-elect Mr. Fa-Kuang Hu as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.iii: Re-elect Mr. Hans Michael Jebsen as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.iv: Re-elect Dr. Deanna Ruth Tak Yung                          ISSUER          YES          FOR               FOR
Rudgard as a Director

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditor and authorize the Directors
to fix their remuneration

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this resolution, to exercise all the powers of the
Company to allot, issue and dispose of additional
shares in the Company and to make or grant offers,
agreements, options, warrants or other securities
which would or might require the exercise of such
powers during and after the end of the relevant
period; approve the aggregate nominal value of share
capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to a
 share option or otherwise] by the Directors,
otherwise than pursuant to: i) rights issue, or ii)
any share option scheme or similar arrangement for
the time being adopted for the grant or issue to the
eligible participants of shares or rights to acquire
shares of the Company or iii) any scrip dividend or
similar arrangement pursuant to the Articles of
Association of the Company from time to time, shall
not exceed 10% where the shares are to be allotted
wholly for cash, and in any event 20%, of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing this
resolution and the said mandate shall be limited
accordingly; [Authority expires earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of

PROPOSAL #6.: Authorize the Directors to exercise                          ISSUER          YES          FOR               FOR
during the relevant period all the powers of the
Company to purchase or otherwise acquire shares of
HKD 5.00 each in the capital of the Company in
accordance with all applicable Laws and the
requirements of the Listing Rules, provided that the
aggregate nominal amount of shares so purchased or
otherwise acquired shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this
resolution, and the said mandate shall be limited
accordingly; [Authority expires earlier at the
conclusion of the next AGM of the meeting or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #S.7: Amend the Article 77A of the Articles                       ISSUER          YES          FOR               FOR
of Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBERDROLA  S.A.
  TICKER:                N/A             CUSIP:     E6165F166
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval, if                                 ISSUER          NO           N/A               N/A
applicable, of the individual Annual Financial
Statements of IBERDROLA, S.A. (Balance Sheet, Profit
and Loss Statement, Statement of Changes in
Shareholders Equity, Statement of Cash Flows, and
Notes), and of the consolidated financial statements
of IBERDROLA, S.A. and its subsidiaries (Balance
Sheet, Profit and Loss Statement, Statement of
Changes in Shareholders Equity, Statement of Cash
Flows, and Notes) for the fiscal year ended on 31 DEC

PROPOSAL #2.: Examination and approval, if                                 ISSUER          NO           N/A               N/A
applicable, of the proposal for the allocation of
profits/losses and the distribution of dividends for
the fiscal year ended on 31 DEC 2008

PROPOSAL #3.: Examination and approval, if                                 ISSUER          NO           N/A               N/A
applicable, of the individual management report of
IBERDROLA, S.A. and of the consolidated management
report of IBERDROLA, S.A. and its subsidiaries for
the fiscal year ended on 31 DEC 2008

PROPOSAL #4.: Examination and approval, if                                 ISSUER          NO           N/A               N/A
applicable, of the management and actions of the
Board of Directors during the fiscal year ended on 31

PROPOSAL #5.: Re-election of the Auditor of the                            ISSUER          NO           N/A               N/A
Company and of its Consolidated Group for fiscal year
 2009

PROPOSAL #6.: Ratification of the interim appointment                      ISSUER          NO           N/A               N/A
 as Director of Ms. Samantha Barber to fill a
vacancy, made after the holding of the last General
Shareholders Meeting, with the status of external
independent Director

PROPOSAL #7.: Authorization to the Board of                                ISSUER          NO           N/A               N/A
Directors, with the express power of delegation, for
the derivative acquisition of the Company's own
shares by the Company itself and/or by its
subsidiaries, up to a maximum of 5% percent of the
share capital, pursuant to applicable law, for which
purpose the authorization granted by the shareholders
 at the General Shareholders Meeting of 17 APR 2008
is hereby deprived of effect to the extent of the

PROPOSAL #8.: Delegation to the Board of Directors,                        ISSUER          NO           N/A               N/A
with the express power of substitution, for a term of
 5 years, of the power to issue: a) bonds or simple
debentures and other fixed-income securities of a
like nature (other than notes), as well as preferred
stock, up to a maximum amount of 20 billion euros,
and b) notes up to a maximum amount, independently of
 the foregoing, of 6 billion euros; and authorization
 for the Company to guarantee, within the limits set
forth above, new issuances of securities by
subsidiaries, for which purpose the delegation
approved by the shareholders at the General
Shareholders Meeting held on 17 APR 2008 is hereby
deprived of effect to the extent of the unused amount

PROPOSAL #9.: Delegation to the Board of Directors,                        ISSUER          NO           N/A               N/A
with the express power of substitution, for a term of
 5 years, of the power to issue debentures or bonds
that are exchangeable for and/or convertible into
shares of the Company or of other companies within or
 outside of its Group, and warrants on newly-issued
shares or outstanding shares of the Company or of
other Companies within or outside of its Group, up to
 a maximum limit of 5 billion euros. Establishment of
 the standards for determining the basis for and
terms and conditions applicable to the conversion,
exchange or exercise. Delegation to the Board of
Directors, with the express power of substitution, of
 the powers required to establish the basis for the
terms and conditions applicable to the conversion,
exchange or exercise, as well as, in the case of
convertible debentures and bonds and warrants on
newly-issued shares, of the power to increase share
capital to the extent required to accommodate
requests for the conversion of debentures or for the
exercise of warrants, for which purpose the
delegation of powers approved under item six of the
agenda for the General Shareholders' Meeting of 03
APR 2004 is deprived of effect

PROPOSAL #10.: Authorization to the Board of                               ISSUER          NO           N/A               N/A
Directors, with the express power of delegation, to
apply for the listing on and delisting from Spanish
or foreign, official or unofficial, organized or
other secondary markets of the shares, debentures,
bonds, notes, preferred stock or any other securities
 issued or to be issued, and to adopt such
resolutions as may be necessary to ensure the
continued listing of the shares, debentures or other
securities of the Company that may then be
outstanding, for which purpose the authorization
granted by the shareholders at the General
Shareholders Meeting of 17 APR 2008 is hereby

PROPOSAL #11.: Authorization to the Board of                               ISSUER          NO           N/A               N/A
Directors, with the express power of delegation, to
create and fund Associations and Foundations,
pursuant to applicable legal provisions, for which
purpose the authorization granted by the shareholders
 at the General Shareholders' Meeting of 17 APR 2008
is hereby deprived of effect to the extent of the

PROPOSAL #12.: Amendment of the By-Laws: 12.1.                             ISSUER          NO           N/A               N/A
Amendment of Articles 23, 28, 34, 36, 37, 38, 45, 46,
 47 and 49 of Title II of the By-Laws. 12.2.
Amendment of Articles 57 and 58 of Title IV of the

PROPOSAL #13.: Amendment of the Regulations of the                         ISSUER          NO           N/A               N/A
General Shareholders Meeting and approval, if
applicable, of a newly-restated text of the
Regulations of the General Shareholders' Meeting

PROPOSAL #14.: Delegation of powers to formalize and                       ISSUER          NO           N/A               N/A
execute all resolutions adopted by the shareholders
at the General Shareholders' Meeting, for conversion
thereof into a public instrument, and for the
interpretation, correction and supplementation
thereof or further elaboration thereon until the
required registrations are made

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBERDROLA RENOVABLES SA, VALENCIA
  TICKER:                N/A             CUSIP:     E6244B103
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To approve the individual annual                             ISSUER          YES          FOR               FOR
financial statements of Iberdrola Renovables, S.A.
[balance sheet, profit and loss statement, statement
of changes in shareholders' equity, statement of cash
 flows and notes], and the consolidated annual
financial statements of Iberdrola Renovables S.A. and
 its subsidiaries [balance sheet, profit and loss
statement, statement of changes in shareholders'
equity, statement of cash flows, and notes] for the
FYE 31 DEC 2008, which were presented by the Board of
 Directors at its meeting held on 24 FEB 2009

PROPOSAL #2.: To approve the allocation of                                 ISSUER          YES          FOR               FOR
profits/losses for the FYE 31 DEC 2008, presented by
the Board of Directors at its meeting held on 24 FEB
2009, as specified

PROPOSAL #3.: To approve the individual management                         ISSUER          YES          FOR               FOR
report of Iberdrola Renovables, S.A. and the
consolidated management report of Iberdrola
Renovables, S.A. and its subsidiaries for the FYE 31
DEC 2008 presented by the Board of Directors at its
meeting held on 24 FEB 2009

PROPOSAL #4.: To approve the management and                                ISSUER          YES          FOR               FOR
activities of the Board of Directors for the FYE 31

PROPOSAL #5.: To re-elect Ernst & Young, S.L. as                           ISSUER          YES          FOR               FOR
Auditor of the Company and of its consolidated Group,
 to conduct the audits for FY 2009, authorizing the
Board of Directors, which may delegate such authority
 to the Executive Committee, to enter into the
respective services agreement, on the terms and
conditions it deems appropriate, with the authority
also to make such amendments as may be required in
accordance with the law applicable at any time

PROPOSAL #6.A: In accordance with current legal and                        ISSUER          YES          FOR               FOR
by-law provisions, to ratify the appointment of Mr.
Santiago Martinez Garrido as Director appointed on an
 interim basis to fill a vacancy, in accordance with
the report of the nominating and Compensation
Committee, pursuant to the resolution adopted by the
Board of Directors on 31 MAR 2009, the date on which
the new Director formally and expressly accepted his
appointment and became a member of the Board of
Directors as external proprietary Director, his term
of office ends on 05 NOV 2012, as did that of the
previous Member, Mr. Marcos Fernandez Fermoselle,
whom he replaces

PROPOSAL #6.B: In accordance with current legal and                        ISSUER          YES          FOR               FOR
by-law provisions, to ratify the appointment of Ms.
Maria Dolores Herrera Pereda as Director appointed on
 an interim basis to fill a vacancy, in accordance
with the report of the nominating and Compensation
Committee, pursuant to the resolution adopted by the
Board of Directors on 31 MAR 2009, the date on which
the new Director formally and expressly accepted her
appointment and became a member of the Board of
Directors as external proprietary Director, her term
of office ends on 05 NOV 2012, as did that of the
previous Member, Mr. Juan Pedro Hernandez Molto, whom
 she replaces

PROPOSAL #7.: To expressly authorize the Board of                          ISSUER          YES          FOR               FOR
Directors, with the express power of delegation,
pursuant to the provisions of Section 75 of the
Companies Law, to carry out the derivative
acquisition of shares of Iberdrola Renovables, S.A.,
under the following terms: a) The acquisitions may be
 made directly by Iberdrola Renovables, S.A. or
indirectly through its subsidiaries, on the same
terms resulting from this authorization, b) The
acquisitions shall be made through purchase and sale,
 exchange or any other transactions permitted by the
Law, c) The acquisitions may be made, at any time, up
 to the maximum amount permitted by the Law, d) The
acquisitions may not be made at a price greater than
the listing price of the shares or lower than the par
 value of the shares, e) This authorization is
granted for a maximum period of 18 months, f) A
restricted reserve shall be set up in the
shareholders' equity of the acquiring Company equal
to the amount of the Company's own shares or of the
shares of the controlling Company reflected under
assets, such reserve shall be maintained as long as
the shares are not disposed of or cancelled, pursuant
 to the provisions of Sub-section 3 of Section 75 of

PROPOSAL #8.: To authorize the Board of Directors, on                      ISSUER          YES          FOR               FOR
 behalf of the Company - either directly or through
its subsidiaries- to participate, either alone or
together with other Spanish or foreign individuals or
 legal entities, and as founder, in the creation of
one or more associations and foundations governed by
private Law for purposes of general interest [social
assistance, public-spirited, educational, cultural,
scientific, sports, health, cooperation for
development, environmental protection, economic
promotion or promotion of research, promotion of
volunteerism, defense of human rights or any other
purposes permitted by Law], with the covenants,
clauses, conditions, representations and agreements
it deems appropriate, providing for such purpose, as
initial funding or as mere contributions, on a single
 occasion or in part or successively, cash or such
other property or rights as it deems appropriate for
each of them, and to contribute cash or such other
property or rights as it deems appropriate to the
foundations where the Company - or its subsidiaries -
 is a Member of the Board of Trustees, up to the
aggregate amount for both items, of 2,500,000 euros a
 year or the equivalent thereof in other currencies
for all foundations and associations during the
effective period of this authorization, to such end,
the Board of Directors is expressly authorized to
execute the notarial instruments of creation, draft
and approve the By-Laws of each such association and
foundation, with authority to accept positions on
behalf of the Company and, generally, to take all
such decisions as may be required or appropriate for
the implementation of and compliance with this
Resolution; this authorization is granted for a
maximum period that will expire on the date of the
general shareholders' meeting at which the annual
financial statements for FY 2009 are approved, such
authorization may be expressly extended by subsequent
 resolutions of the shareholders at the general
shareholders' meeting, the maximum period of this
authorization is deemed to be established without
prejudice to the possible successive funding which,
in accordance with applicable legislation and within
the established limit, may have been committed in the
 above-mentioned period and be pending contribution
by the Company-or its subsidiaries-upon expiration of
 such period; the use made of the authorization
approved by this resolution will be reported to the
shareholders at a general shareholders' meeting; the
Board of Directors may, in turn, delegate all powers
granted to it hereby; this resolution cancels and
deprives of effect, to the extent of the unused
amount, the authorization to create and fund
associations and foundations granted to the Board of
Directors by the shareholders at the general
shareholders' meeting held on 26 JUN 2008

PROPOSAL #9.: In order to continue with the process                        ISSUER          YES          FOR               FOR
of including in the Company's By-Laws the
recommendations of the Unified Good Governance Code
approved by the Board of the National Securities
Market Commission on 22 MAY 2006 as the single
document in corporate governance matters, as well as
the best corporate governance practices, and in order
 to update and complete the text of the By-Laws by
supplementing and clarifying the regulation of
certain matters in light of the most recent
legislative reforms in the commercial area, it is
resolved to approve the new text of the following
Articles 13, 18, 23, 28, 30, 31, 32, 33, 38, 39, 40,
41 and 43 of Title III of the By-Laws, as further
explained in the report prepared by the Board of
Directors for such purpose, with the other articles
of the By-Laws remaining unchanged, such articles

PROPOSAL #10.: In order to update such Regulations,                        ISSUER          YES          FOR               FOR
completing and clarifying the provisions governing
certain matters, it is resolved to amend Articles 1
through 13, 15 through 35, 37 and 38, all of them
inclusive, of the regulations for the general
shareholders' meeting, to delete Article 39 and to
change the name of Title I, all as specified in the
Directors' report and, accordingly, to approve a
newly -restated text of such regulations, repealing
the regulations currently in force, which shall read
as specified

PROPOSAL #11.: Without prejudice to the powers                             ISSUER          YES          FOR               FOR
delegated in the preceding resolutions, to authorize
the Board of Directors to delegate powers to any one
or more of the Executive Committee, Mr. Jose Ignacio
Sanchez Galan, Chairman of the Board of Directors,
Mr. Xabier Viteri Solaun, Chief Executive Officer,
and Ms. Ana Isabel Buitrago Montoro, General
Secretary and Secretary of the Board of Directors, to
 the fullest extent permitted by Law, to carry out
the foregoing resolutions, for which purpose they
may: a) elaborate on, clarify, make more specific,
interpret, complete and correct the resolutions
adopted by the shareholders at this general
shareholders’ meeting or those set forth in the
notarial instruments or documents that may be
executed to carry out such resolutions and, in
particular, all omissions, defects or errors, whether
 substantive or otherwise, that might prevent the
access of these resolutions and the consequences
thereof to the Commercial Registry, the Land Registry
 [Registro de la Propiedad], the Industrial Property
Registry [Registro de la Propiedad Industrial], the
National Associations Registry [Registro Nacional de
Asociaciones], the Registry of Government-Managed
Foundations [Registro de Fundaciones de Competencia
Estatal] or, if appropriate, the territorial
Registries of associations and foundations of the
corresponding autonomous communities or any other
registries, b) carry out such acts or legal
transactions as may be necessary or appropriate for
the implementation of the resolutions adopted by the
shareholders at this general shareholders' meeting,
executing such public or private documents as may be
deemed necessary or appropriate for the full
effectiveness of these resolutions, including, if
applicable, application for partial registration
pursuant to Section 63 of the regulations of the
Commercial Registry, the delegated powers include the
 authority to make the mandatory deposit of the
annual financial statements and other documentation
with the Commercial Registry, c) delegate to one or
more of its Members all or part of the powers of the
Board of Directors it deems appropriate, as well as
the powers expressly granted by the shareholders at
this general shareholders' meeting, jointly or
severally, d) finally, determine all other
circumstances that may be required, adopt and
implement the necessary resolutions, publish the
notices and provide the guarantees that may be
required for the purposes established in the Law,
formalize the required documents, and carry out all
necessary proceedings and comply with all
requirements under the Law for the full effectiveness
 of the resolutions adopted by the shareholders at

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBERIA LINEAS AEREAS DE ESPANA SA
  TICKER:                N/A             CUSIP:     E6167M102
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual account and the                           ISSUER          YES          FOR               FOR
Management report of the Company and consolidated
Group of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the retribution of the Board of                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares in the next 18 months
after the adoption of this agreement, leaving without
 effect the previous agreement

PROPOSAL #7.: Adopt the delegation of the faculties                        ISSUER          YES          FOR               FOR
for the formalization, correction, inscription,
development and execution of the agreements adopted

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBIDEN CO.,LTD.
  TICKER:                N/A             CUSIP:     J23059116
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICADE SA, PARIS
  TICKER:                N/A             CUSIP:     F30198109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding the related-party transactions

PROPOSAL #O.3: Grant discharge to the Chairman/Chief                       ISSUER          YES          FOR               FOR
Executive Officer and the Directors

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 3.25 per share

PROPOSAL #O.5: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.6: Appoint Mr. Alain Quinet as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Appoint Mr. Olivier Bailly as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.8: Re-elect Mr. Thomas Francis Gleeson as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #O.9: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 300,000

PROPOSAL #O.10: Grant authority to the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.11: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 15 Million for bonus issue
or increase in par value

PROPOSAL #E.12: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 15

PROPOSAL #E.13: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 15

PROPOSAL #E.14: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegations submitted to shareholder vote above

PROPOSAL #E.15: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to EUR 15 Million for future exchange
offers

PROPOSAL #E.16: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.17: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.18: Grant authority up to 1.5% of issued                       ISSUER          YES        AGAINST           AGAINST
capital for use in Stock Option Plan

PROPOSAL #E.19: Grant authority up to 1% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in restricted Stock Plan

PROPOSAL #E.20: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.21: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ICAP PLC
  TICKER:                N/A             CUSIP:     G46981117
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 MAR 2008, together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 11.95 pence                      ISSUER          YES          FOR               FOR
 per ordinary share for the YE 31 MAR 2008, payable
to the shareholders on the register at 25 JUL 2008

PROPOSAL #3.: Re-elect Mr. Charles Gregson as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. William Nabarro as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Mr. John Nixon as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #6.: Re-appoint Mr. David Puth as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #9.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for and shall replace any existing
authority pursuant to the said Section 80 for the
purposes of Section 80 of the Companies Act 1985 and
in accordance with Article 9.2 of the Company's
Articles of Association, to exercise all powers of
the Company to allot relevant securities [Section
80(2) of the said Act] up to an aggregate nominal
amount of GBP 21,611,663 [being 33% of the issued
share capital [excluding Treasury Shares] of the
Company as at 13 MAY 2008, the latest practicable
date before publication of this notice; [Authority
expires at the conclusion of the AGM for 2009]; and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry, to the
extent not utilized at the date this resolution is

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 9.3 of the Company's Articles
 of Association and pursuant to Section 95(1) of the
Companies Act 1985, subject to the passing of
Resolution 10, to allot equity securities [Section
94(2) of the said Act] for cash pursuant to the
authority conferred by Resolution 10, as if [Section
89(1)] of the Act] disapplying to any such allotment
to sell relevant shares [Section 94(5) of the said
Act] in the Company if, immediately before the sale,
such shares are held by the Company as treasury
shares [Section 162A(3) of the said Act] [Treasury
Shares] for cash [Section 162D(2) of the said Act],
as if [Section 89(1)] disapplying to any such sale
provided that this power is limited to the allotment
of equity securities and the sale of Treasury Shares
in connection with a rights issue or any other pre-
emptive offer in favor of ordinary shareholders and
otherwise than pursuant up to an aggregate nominal
amount of GBP 3,241,749; [Authority expires at the
conclusion of the AGM of the Company for 2009]; and
the Directors may allot equity securities or sell
Treasury shares in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of the Companies
Act 1985, to make market purchases [Section 163(3) of
 such act] of up to 64,834,991 ordinary shares in the
 capital of the Company, at a minimum price,
exclusive of expenses, which may be paid for any
amount equal to the nominal value of each share and
up to 105% of the average of the middle market
quotations for such shares in the Company derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase; [Authority expires at the conclusion of the
 next AGM for 2009]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.13: Adopt the Articles of Association of                       ISSUER          YES        AGAINST           AGAINST
the Company as specified, in substitution for, and to
 the exclusion of the current Articles of Association

PROPOSAL #S.14: Amend, with effect from 00.01 AM on                        ISSUER          YES          FOR               FOR
01 OCT 2008, the New Articles of Association adopted
pursuant to Resolution 13, by the insertion of New
Article 109.8, as specified

PROPOSAL #15.: Approve the ICAP Plc 2008 Sharesave                         ISSUER          YES          FOR               FOR
Scheme [ the Scheme] as summarized in the appendix to
 the notice of AGM of the Company dated 20 MAY 2008,
as specified and authorize the Directors of the
Company to do all acts and things which they may
consider necessary or desirable to bring the scheme
into effect and to adopt the Scheme with such
modifications as they may be consider necessary or
desirable to bring into effect, to obtain the
approval of the Scheme by HM Revenue and Customs
and/or to take account of the requirements of the
Financial Services Authority and best practice

PROPOSAL #16.: Approve the ICAP Plc 2008 Senior                            ISSUER          YES        AGAINST           AGAINST
Executive Equity Participation Plan [the Plan], as
specified and authorize the Directors of the Company
to do all acts and things which they may consider
necessary or desirable to bring the Plan into effect
and to adopt the Plan with such modifications as they
 may be consider necessary or desirable to bring into
 effect and/or to take account of the requirements of
 the UK Listing Authority and best practice

PROPOSAL #17.: Authorize the Company and those                             ISSUER          YES          FOR               FOR
Companies which are subsidiaries of the Company at
any time during the period for which this resolution
has effect for the purposes of Part 14 of the
Companies Act 2006, to make political donations to
political parties or independent election candidates
not exceeding GBP 100,000 in total; to make political
 donations to political organizations other than
political parties not exceeding GBP 100,000 in total;
 incur political expenditure not exceeding GBP
100,000 in total; and provided that the aggregate
amount of any such donations and expenditure shall
not exceed GBP 100,000 during the period beginning
with the date of passing of this resolution
[Authority expires at the conclusion of the next AGM
of the Company to be held in 2009]; for the purposes
of this resolution, the term political donations,
Independent Election Candidate, Political
organizations and political expenditure have the
meanings specified in Part 14 of the Companies Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IDEMITSU KOSAN CO.,LTD.
  TICKER:                N/A             CUSIP:     J2388K103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IFIL INVESTMENTS SPA, TORINO
  TICKER:                N/A             CUSIP:     T44352291
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Plan of Merger by                                ISSUER          NO           N/A               N/A
Incorporation of IFIL SpA in IFI SpA

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IHI CORPORATION
  TICKER:                N/A             CUSIP:     J2398N105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ILIAD, PARIS
  TICKER:                N/A             CUSIP:     F4958P102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve and review the unconsolidated                       ISSUER          YES          FOR               FOR
accounts

PROPOSAL #O.2: Approve the distribution of net                             ISSUER          YES          FOR               FOR
accounting profits for the FYE on 31 DEC 2008 and
fixation of dividends

PROPOSAL #O.3: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the report on the agreements                        ISSUER          YES          FOR               FOR
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Approve the reduction of Mr. Maxime                         ISSUER          YES          FOR               FOR
Lombardini's mandate term

PROPOSAL #O.8: Approve the reduction of Mr. Thomas                         ISSUER          YES          FOR               FOR
Reynaud's mandate term

PROPOSAL #O.9: Approve the reduction of Mrs. Marie-                        ISSUER          YES          FOR               FOR
Christine Levet's mandate term

PROPOSAL #O.10: Approve the reduction of Mr. Antoine                       ISSUER          YES          FOR               FOR
Levavasseur's mandate term

PROPOSAL #O.11: Approve the renewal of Mr. Antoine                         ISSUER          YES        AGAINST           AGAINST
Levavasseur's mandate as a Company's Board Member

PROPOSAL #O.12: Approve the renewal of Mr. Cyril                           ISSUER          YES        AGAINST           AGAINST
Poidatz's mandate as a Company's Board Member

PROPOSAL #O.13: Approve the renewal of Mr. Xavier                          ISSUER          YES        AGAINST           AGAINST
Niel's mandate as a Company's Board Member

PROPOSAL #O.14: Approve the renewal of Mr. Olivier                         ISSUER          YES        AGAINST           AGAINST
Rosenfeld's mandate as a Company's Board Member

PROPOSAL #O.15: Approve the renewal of Mr. Pierre                          ISSUER          YES          FOR               FOR
Pringuet's mandate as a Company's Board Member

PROPOSAL #O.16: Approve the renewal of Mr. Alain                           ISSUER          YES          FOR               FOR
Weill's mandate as a Company's Board Member

PROPOSAL #O.17: Appoint Mrs. Orla Noonan as a                              ISSUER          YES        AGAINST           AGAINST
Company's Board Member

PROPOSAL #O.18: Appoint Mrs. Virginie Calmels as a                         ISSUER          YES        AGAINST           AGAINST
Company's Board Member

PROPOSAL #O.19: Approve the renewal of a Permanent                         ISSUER          YES          FOR               FOR
Statutory Auditor's mandate, whose term expires at
the end of this assembly

PROPOSAL #O.20: Appoint the new Temporary Statutory                        ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #O.21: Authorize the Board of Directors for                       ISSUER          YES        AGAINST           AGAINST
the Company to repurchase its own shares

PROPOSAL #E.22: Approve the modification of Article                        ISSUER          YES          FOR               FOR
14 of the Statutes ''Board Members' Shares''

PROPOSAL #E.23: Approve the modification of Article                        ISSUER          YES          FOR               FOR
16 of the Statutes ''Term of the Board Members'

PROPOSAL #E.24: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue, by an offer referred to in Article
L.411-2-II of the Monetary and Financial Code, shares
 or warrants, giving access to the Company's capital,
 with cancellation of preferential subscription rights

PROPOSAL #E.25: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the number of securities to be
issued, in case of a capital increase, without
preferential subscription rights, by an offer
referred to in Article L.411-2-II of the Monetary and
 Financial Code

PROPOSAL #E.26: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by incorporation of
reserves, profits, premiums or other

PROPOSAL #E.27: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by issuing shares
reserved for the Company's employees, who are Members
 of a Company Savings Plan

PROPOSAL #E.28: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to reduce the share capital by cancellation of
treasury shares

PROPOSAL #E.29: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMERYS, PARIS
  TICKER:                N/A             CUSIP:     F49644101
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as: income for the FY: EUR
87,063,223.02 prior retained earnings: EUR
350,763,429.98 distributable income: EUR
437,826,653.00 Global Dividend: EUR 62 ,786,590.00,
balance to the retained earnings after allocation :
EUR 375,040,063.00 the shareholders will receive a
net Dividend of EUR 1.00 per share, and will entitle
to the 40% deduction provided by the French Tax Code;
 this Dividend will be paid on 07 JUL 2009; as
required by law, it is reminded that, for the last 3
FY, the Dividends paid, were as: EUR 1.65 for FY 2005
 EUR 1.80 for FY 2006 EUR 1.90 for FY 2007

PROPOSAL #O.4: Approve, after hearing the special                          ISSUER          YES        AGAINST           AGAINST
report of the Auditors on agreements and commitments
governed by Article L.225-40 of the French Commercial
 Code, notices that there was no new agreement or
commitment granted by the Board of Directors for FY
2008 other than those approved by the combined
general meeting of 30 APR 2008, in accordance with
Articles L.22 5.38 and L.225-42-1 of the French

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Jacques Drijard as a Director, until the
shareholders' meeting called to approve the financial
 statements in 2012 for the FY 2011

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Jocelyn Lefebvre as a Director, until the
shareholders' meeting called to approve the financial
 statements in 2012 for the FY 2011

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Eric Le Moyne De Serigny as Director, until the
shareholders' meeting called to approve the financial
 statements in 2012 for the FY 2011

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Gilbert Milan as a Director, until the
shareholders meeting called to approve the financial
statements in 2012 for the FY 2011

PROPOSAL #O.9: Ratify the appointment of Mr. Amaury                        ISSUER          YES          FOR               FOR
De Seze as Director, to replace Mr. Paul Desmarais,
Jr., for the remainder of Mr. Paul Desmarais, Jr.'s
term of office, i.e. until the shareholders' meeting
called to approve the financial statements for the FY

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade, by all means, in the Company's shares on the
stock market, subject to the conditions described:
maximum purchase price : EUR 80.00, maximum number of
 shares to be acquired: 10% of the share capital,
i.e. a number of 6,278,659 shares, maximum funds
invested in the share buybacks: EUR 502,000,000.00;
[Authority expires after 18 month period]; this
delegation of powers supersedes any and all earlier
delegations to the same effect, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital on 1 or more occasions, on
 the French and, or the international market, and at
its sole discretion, by issuance, with the
shareholders' preferred subscription rights
maintained, of ordinary shares and, or any
securities, giving access by all means to ordinary
shares of the company or its subsidiaries' share
capital the global nominal amount of shares issued
under this delegation of authority shall not exceed
EUR 80,000,000.00; the nominal amount of debt
securities giving access to the share capital or to
be issued shall not exceed EUR 1,000,000,000.00; and
to take all necessary measures and accomplish all
necessary formalities; [Authority expires after 26
month period]; this delegation of powers supersedes
any and all earlier delegations to the same effect

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital on 1 or more occasions, on
 the French and, or the international market, and at
its sole discretion, by issuance, with cancellation
of the shareholders' preferred subscription rights,
of ordinary shares and, or any securities, giving
access by all means to ordinary shares of the Company
 or its subsidiaries' share capital. these ordinary
shares may be issued in consideration for securities
tendered in a public exchange offer initiated by the
Company; the global nominal amount of shares to be
issued under this delegation of authority shall not
exceed EUR 50 ,000,000.00; the nominal amount of debt
 securities giving access to the share capital or to
be issued shall not exceed EUR 1,000,000,000.00; and
to take all necessary measures and accomplish all
necessary formalities; [Authority expires after 26
month period]; this delegation of powers supersedes
any and all earlier delegations to the same effect

PROPOSAL #E.13: Approve the shareholders' meeting                          ISSUER          YES          FOR               FOR
delegates to the Board of Directors all powers in
order to increase the share capital, in one or more
occasions and at its sole discretion, by way of
capitalizing reserves, profits, premiums or other
means, provided that such capitalization is allowed
by Law and under the by Laws, by issuing bonus shares
 or raising the par value of existing shares, or by a
 combination of these methods; the global nominal
amount of shares to be issued under this delegation
of authority shall not exceed the amount of the
reserves, profits and premiums accounts existing at
the moment of the capital increase; the shareholders'
 meeting delegates all powers to the Board of
Directors to take all necessary measures and
accomplish all necessary formalities; this
authorization is given for a 26-month period; this
delegation of powers supersedes any and all earlier
delegations to the same effectAuthorize the Board of
Directors all powers in order to increase the share
capital, in 1 or more occasions and at its sole
discretion, by way of capitalizing reserves, profits,
 premiums or other means, provided that such
capitalization is allowed by Law and under the by
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods; the global nominal amount of shares to
 be issued under this delegation of authority shall
not exceed the amount of the reserves, profits and
premiums accounts existing at the moment of the
capital increase; and to take all necessary measures
and accomplish all necessary formalities; [Authority
expires after 26 month period]; this delegation of
powers supersedes any and all earlier delegations to

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on 1 or more occasions, at
 its sole discretion, in France or abroad, up to a
maximum nominal amount of EUR 1,000,000,000.00, by
issuance of any debt hybrid securities; the nominal
amount of debt securities issued by virtue of
resolutions 11, 12 and 15 of the present meeting
shall count against the ceiling set for thin this
present resolution; and to take all necessary
measures and accomplish all necessary formalities;
[Authority expires after 26 month period]; this
delegation of powers supersedes any and all earlier
delegations to the same effect

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, up to 10% of the share
capital per year, by way of issuing ordinary shares
or securities giving access to the capital, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to share capital; the
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights; the
nominal amount of shares to be issued by virtue of
this present resolution shall count against the
maximal nominal amount of shares issued set for thin
resolution 12; and to take all necessary measures and
 accomplish all necessary formalities; [Authority
expires after 26 month period]; this delegation of
powers supersedes any and all earlier delegations to
the same effect

PROPOSAL #E.16: Authorize the Board of Directors,                          ISSUER          YES        AGAINST           AGAINST
within the limit of 10% of the Company's share
capital per year, to set the issue price of the
ordinary shares or securities to be issued, in
accordance with the terms and conditions determined
by the shareholders' meeting; the nominal amount of
capital increase carried out by virtue of the present
 resolution shall count against the maximum nominal
amount; [Authority expires after 26 month period]

PROPOSAL #E.17: Approve to decide that the overall                         ISSUER          YES        AGAINST           AGAINST
nominal amount pertaining to: the issues of debt
securities to be carried out with the use of the
delegations given by resolutions 11, 12, 14, 15 and
16 shall not exceed EUR 1,000,000,000.00, the capital
 increases to be carried out with the use of the
delegations given by resolutions 11, 12, 13 and 16
shall not exceed EUR 130,00 0,000.00

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, by issuance of ordinary
shares and ,or securities giving access by all means
to the Company's ordinary shares in favor of
employees and corporate officers of the Company and
its French or foreign subsidiaries; the shareholders'
 meeting decides to cancel the shareholders'
preferential subscription rights in favor of
employees and corporate officers of the Company and
its French or foreign subsidiaries; the maximal
nominal amount of capital increases to be carried out
 under this delegation of authority shall not exceed
EUR 1,600,000.00; the shareholders' meeting delegates
 all powers to the Board of Directors to take all
necessary measures and accomplish all necessary
formalities; [Authority expires after 26 month
period]; this delegation of powers supersedes any and
 all earlier delegations to the same effect

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions,
by canceling all or part of the shares held by the
Company in connection with a stock repurchase plan,
up to a maximum of 10% of the share capital over a
24-month period; [Authority expires after 26 month
period]; and to take all necessary measures and
accomplish all necessary formalities; this delegation
 of powers supersedes any and all earlier delegations
 to the same effect

PROPOSAL #E.20: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMI PLC
  TICKER:                N/A             CUSIP:     G47152106
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.A: Grant authority to allot equity                             ISSUER          YES          FOR               FOR
securities for cash

PROPOSAL #S.B: Approve the purchase by the Company of                      ISSUER          YES          FOR               FOR
 its own shares

PROPOSAL #S.c: Approve the notice of the general                           ISSUER          YES          FOR               FOR
meetings

PROPOSAL #1.: Approve the Directors report and the                         ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Nicholas as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Anita Frew as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Bob Stack as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Grant authority to allot securities                          ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to make political                           ISSUER          YES          FOR               FOR
donations and incur political expenditure

PROPOSAL #11.: Approve the amendments to the IMI PLC                       ISSUER          YES          FOR               FOR
Deferred Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPERIAL TOBACCO GROUP PLC, BRISTOL
  TICKER:                N/A             CUSIP:     G4721W102
  MEETING DATE:          2/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend of 42.2 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Re-elect Mr. Graham L. Blashill as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Dr. Pierre H. Jungels as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Elect Mr. Jean-Dominique Comolli as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Elect Mr. Bruno F. Bich as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Berge Setrakian as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to Make EU Political Donations to
Political Organizations or Independent Election
Candidates up to GBP 100,000 and Incur EU Political
Expenditure up to GBP 100,000

PROPOSAL #12.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.13: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
Passing of Resolution 12, for the issue of equity or
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 5,330,000

PROPOSAL #S.14: Grant authority up to 106,794,000                          ISSUER          YES          FOR               FOR
ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INBEV SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B5064A107
  MEETING DATE:          9/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of Anheuser-                         ISSUER          NO           N/A               N/A
Busch
PROPOSAL #2.: Amend the Articles regarding change                          ISSUER          NO           N/A               N/A
Company's name in Anheuser-Busch Inbev

PROPOSAL #3.: Approve the issuance of shares with                          ISSUER          NO           N/A               N/A
preemptive rights in connection with acquisition up
to EUR 10 Billion

PROPOSAL #4.: Approve the terms and conditions of                          ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #5.: Approve the suspensive conditions for                        ISSUER          NO           N/A               N/A
issuance of shares under Item 3

PROPOSAL #6.: Authorize the Board and the Chief                            ISSUER          NO           N/A               N/A
Executive Officer and CFO for the implementation of
approved resolutions

PROPOSAL #7.: Elect Mr. August Busch IV as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 45 Billion following the Article 556 of Company

PROPOSAL #9.: Approve the change of Control Clause of                      ISSUER          NO           N/A               N/A
 USD 9.8 Billion following the Article 556 of Company
 Law

PROPOSAL #10.: Authorize Mrs. Sabine Chalmers and Mr.                      ISSUER          NO           N/A               N/A
 M. Benoit Loore to implement approved resolutions
and fill required documents/formalities at Trade

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCITEC PIVOT LTD
  TICKER:                N/A             CUSIP:     Q4887E101
  MEETING DATE:          9/5/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the giving by each Acquired                         ISSUER          YES          FOR               FOR
Subsidiary of Financial Assistance by: a) executing
an accession letter under which it will: i) assume
all the rights and obligations of a guarantor under
the Bridge Facility Agreement, including but not
limited to: the provision of a guarantee and
indemnity; the making of representations and
warranties; and the provision of undertakings and
assumption of any other rights and obligations in
support of any of the obligors' obligations under the
 Bridge Facility Agreement and associated documents
[Transaction Documents]; and ii) be taken to be a
guarantor under the Transaction Documents, in respect
 of financial accommodation provided to the borrowers
 in relation to the acquisition by Incitec Pivot US
Holdings Pty Limited of all of the issued share
capital in Dyno Nobel Limited under the Scheme
Implementation Agreement between the Company and Dyno
 Nobel Limited dated 11 MAR 2008 [as amended on 02
APR 2008] and other purposes; and b) executing any
documents [including without limitation, any separate
 guarantee and indemnity deed poll or equivalent
document ] in connection with: i) any financing,
refinancing, replacement, renewal of variation
[including any subsequent refinancing, replacement,
renewal or variation] of all or any part of the
facilities referred to in the Bridge Facility
Agreement; or ii) any working capital or similar
facility [whether or not in connection with the
Bridge Facility Agreement]; or iii) any sale and
leaseback or economically equivalent or similar
arrangement; or iv) any accession to the guarantees
to be provided by the Company in respect of the Sale
and Leaseback, which each Acquired Subsidiary propose
 to enter into or enters as a guarantor or obligor or
 otherwise [and whether with the same or any other
financiers], in accordance with Section 260B(2) of
the Corporations Act 2001 [Cwlth]

PROPOSAL #2.: Approve, in accordance with Section                          ISSUER          YES          FOR               FOR
254H of the Corporations Act 2001 [Cwlth], the
conversion of all the Company's fully paid ordinary
shares in the issued capital of the Company into a
larger number on the basis that every 1 fully paid
ordinary share be divided into 20 fully paid ordinary
 shares with effect from 7.00 pm on 23 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCITEC PIVOT LTD
  TICKER:                N/A             CUSIP:     Q4887E101
  MEETING DATE:          12/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. John Watson as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in accordance with the
Company's Constitution

PROPOSAL #2.: Approve to increase, in accordance with                      ISSUER          YES          FOR               FOR
 Rule 6.5[a] of the Company's Constitution, the
maximum total amount of fees from which the Company
may pay the Non-Executive Directors of the Company
for their services as Directors, including their
service on a Committee of Directors, by AUD 600,000
to a maximum of AUD 2 million per annum

PROPOSAL #3.: Approve to grant of 597,190 performance                      ISSUER          YES          FOR               FOR
 rights under the Incitec pivot performance Rights
Plan to the Managing Director & Chief Executive
Officer, Mr. Julian Segal as specified

PROPOSAL #4.: Approve to grant 222,482 Performance                         ISSUER          YES          FOR               FOR
rights under the Incitec Pivot performance Rights
Plan to the Finance Director & Chief Financial
Officer, Mr. James Fazzino as specified

PROPOSAL #5.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [including the Directors' report] for the YE
30 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDRA SISTEMAS SA, MADRID
  TICKER:                N/A             CUSIP:     E6271Z155
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval of the annual                       ISSUER          YES          FOR               FOR
accounts and management report [including the
formation in Article 116 BIS of the Spanish Stock
Market Law and the annual corporate governance
report] of Indra Sistemas, S.A. and its Consolidated
Group, corresponding to the FY closed on 31 DEC 2008,
 as well as the proposal for the allocation of results

PROPOSAL #2.: Approval of the Management by the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #3.: Approval as merger balance of the                            ISSUER          YES          FOR               FOR
balance sheet approved in the first point of the
agenda, approval of the merger of Euro Quality, S.L.
[Sole Shareholder Company], as absorbed Company, and
Indra Sistemas SA. as absorbing Company, in
accordance with the Merger Project approved by their
respective administration bodies, approval of
submitting the merger to the tax neutral regime
regulated in the Spanish Corporation Tax Act

PROPOSAL #4.1: To ratify the appointment as the                            ISSUER          YES          FOR               FOR
Director by Cooptation of Salvador Gabarro Serra,
agreed by the Board of Directors on 26 MAR 2009 and
to appoint him for a statutory three year period and
with the condition od proprietary Director
representing the share interest of Union Fenosa
Personal date of Mr. Gabarro will be provided in the
resolution for the purpose of his recording in the

PROPOSAL #4.2: To ratify the appointment as the                            ISSUER          YES          FOR               FOR
Director by Cooptation of Rafael Villaseca, agreed by
 the Board of Directors on 14 MAY 2009 and to appoint
 him for a statutory three year period and with the
condition od proprietary Director representing the
share interest of Union Fenosa. Personal data of Mr.
Villaseca will be provided in the resolution for the
purpose of his recording in the Commercial registry

PROPOSAL #4.3: To approve the dismissal of Pedro                           ISSUER          YES          FOR               FOR
Ramon Y Cajal with his express consent, Mr. Ramon Y
Cajal ends his office in application of the rotation
criteria for the Independent Directors approved by
the Board, leaving expressly stated in the minutes
the thanks of the Board for the performance in his
functions during the period of his mandate

PROPOSAL #4.4: To appoint Daniel Garcia -Pita Peman                        ISSUER          YES          FOR               FOR
as the Director of the Company for the statutory
period of 3 years and with the condition of
Independent Director, personal data of the candidate
will be provided in the resolution for the purpose of
 his recording in the Commercial Registry

PROPOSAL #5.: Authorization of the Board of Directors                      ISSUER          YES          FOR               FOR
 to acquire treasury stock, directly or through
Subsidiary Companies

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
individual and consolidated annual accounts and
management reports of the 2009 FY

PROPOSAL #7.: Authorization for notarization and                           ISSUER          YES          FOR               FOR
public filling

PROPOSAL #8.: Annual report on compensation of the                         ISSUER          YES          FOR               FOR
Directors and the Senior Management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIA DE DISENO TEXTIL INDITEX SA
  TICKER:                N/A             CUSIP:     E6282J109
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
management report of Industria de Diseno Textile,
S.A. for FY 2007. 008

PROPOSAL #2.: Approve the annual accounts, balance                         ISSUER          YES          FOR               FOR
sheet, profit and loss account, statement of changes
in net worth, cash flow statement and notes to the
accounts, as well as the Management report of the
consolidated Group,  Grupo Inditex, for the FYE 31
JAN 2008, and the Company Management for the same

PROPOSAL #3.: Approve the application of profits and                       ISSUER          YES          FOR               FOR
dividend distribution.

PROPOSAL #4.: Re-appoint Mr. D. Antonio Abril Abadin                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.: Re-appoint KPMG Auditores, S.L. as                           ISSUER          YES          FOR               FOR
Auditors of the company.

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
proceed to the derivative acquisition of own shares.

PROPOSAL #7.: Approve the remuneration of Members of                       ISSUER          YES          FOR               FOR
the Supervision and control committees.

PROPOSAL #8.: Approve to delegate the powers to                            ISSUER          YES          FOR               FOR
execute the agreements.

PROPOSAL #9.: Approve the information to the general                       ISSUER          YES          FOR               FOR
meeting about the Board of Directors regulations.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFINEON TECHNOLOGIES AG
  TICKER:                N/A             CUSIP:     D35415104
  MEETING DATE:          2/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Submission of the approved annual                            ISSUER          NO           N/A               N/A
financial statements of Infineon Technologies AG and
the approved consolidated financial statements as of
30 SEP 2008, of the combined Management report for
Infineon Technologies AG and the Infineon Group, and
of the report of the Supervisory Board for the fiscal
 year 2007/2008

PROPOSAL #2.: Approval of the acts of the members of                       ISSUER          YES        AGAINST           AGAINST
the Management Board

PROPOSAL #3.: Approval of the acts of the members of                       ISSUER          YES        AGAINST           AGAINST
the Supervisory Board

PROPOSAL #4.: Appoint KPMG AG                                              ISSUER          YES          FOR               FOR
Wirtschaftsprufungsgesellschaft, Berlin as the
Auditor and Group Auditor for the fiscal year
2008/2009 and as Auditor for the Auditors' review of
interim financial reports in relation to this period

PROPOSAL #5.: Authorization to purchase and use own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.1.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
Conditional Capital I and corresponding amendments to
 the Articles of Association

PROPOSAL #6.2.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
Conditional Capital 2007 and corresponding amendments
 to the Articles of Association

PROPOSAL #6.3.: Reduction and restriction of the                           ISSUER          YES          FOR               FOR
cancellation of the Conditional Capital IV/2006 and
corresponding amendments to the Articles of

PROPOSAL #7.: Creation of a new Authorized Capital                         ISSUER          YES        AGAINST           AGAINST
2009/I to be used to issue shares to employees and
corresponding amendments to the Articles of

PROPOSAL #8.: Creation of a new Authorized Capital                         ISSUER          YES          FOR               FOR
2009/II and corresponding amendments to the Articles
of Association

PROPOSAL #9.: Resolution on the launch of the                              ISSUER          YES        AGAINST           AGAINST
Infineon Technologies AG Stock Option Plan 2009 for
the issue of subscription rights for shares to
managers and other key employees of Infineon
Technologies AG and its group Companies, the creation
 of an additional Conditional Capital 2009/I and
corresponding amendments to the Articles of

PROPOSAL #10.: Authorization to issue bonds with                           ISSUER          YES          FOR               FOR
warrants and/or convertible bonds and at the same
time creation of a Conditional Capital 2009/II and
corresponding amendments to the Articles of

PROPOSAL #11.1.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Composition of the Supervisory Board,
Section 6 of the Articles of Association

PROPOSAL #11.2.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Elections, Section 17 (2) of the
Articles of Association

PROPOSAL #11.3.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Notification of attendance at the Annual
 General Meeting, Section 14 of the Articles of
Association

PROPOSAL #11.4.: Amendments to the Articles of                             ISSUER          YES          FOR               FOR
Association: Exercise of voting rights, Section 16
(2) of the Articles of Association

PROPOSAL #12.: Approval of a domination and profit-                        ISSUER          YES          FOR               FOR
and-loss transfer agreement with Infineon
Technologies Mantel 19 GmbH

PROPOSAL #13.: Approval of a domination and profit-                        ISSUER          YES          FOR               FOR
and-loss transfer agreement with Infineon
Technologies Dresden GmbH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ING GROEP N V
  TICKER:                N/A             CUSIP:     N4578E413
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                            ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Report of the Executive Board for 2008                      ISSUER          NO           N/A               N/A

PROPOSAL #2.B: Report of the Supervisory Board for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #2.C: Approve the annual accounts for 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Profit retention and Distribution                           ISSUER          NO           N/A               N/A
Policy
PROPOSAL #3.B: Approve the dividend for 2008, a total                      ISSUER          YES          FOR               FOR
 dividend of EUR 0.74 per [depositary receipt for an]
 ordinary share will be proposed to the general
meeting, taking into account the interim dividend of
EUR 0.74 paid in AUG 2008, as a result hereof no
final dividend will be paid out for 2008

PROPOSAL #4.: Remuneration report                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Corporate Governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #6.: Corporate Responsibility                                     ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board in respect of the duties performed
during the year 2008 FY, as specified in the 2008
annual accounts, the report of the Executive Board,
the Corporate Governance Chapter, the chapter on
Section 404 of the Sarbanes-Oxley Act and the
statements made in the general meeting

PROPOSAL #7.B: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board in respect of the duties performed
in the 2008 FY, as specified in the 2008 annual
accounts, the report of the Supervisory Board, the
Corporate governance chapter, the remuneration report
 and the statements made in the general meeting

PROPOSAL #8.A: Appoint of Jan Hommen as the Members                        ISSUER          YES          FOR               FOR
of the Executive Board as of the end of the general
meeting on 27 April 2009 until the end of the AGM in
2013, subject to extension or renewal

PROPOSAL #8.B: Appoint of Mr. Patrick Flynn as the                         ISSUER          YES          FOR               FOR
Members of the Executive Board as of the end of the
general meeting on 27 April 2009 until the end of the
 AGM in 2013, subject to extension or renewal

PROPOSAL #9.A: Re-appoint Mr.Godfried Van Der Lugt as                      ISSUER          YES          FOR               FOR
 the Member of the Supervisory Board

PROPOSAL #9.B: Appoint Mr.Tineke Bahlmann as the                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.C: Appoint Mr.Jeroen Van Der Veer as the                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #9.D: Appoint Mr. Lodewijk De Waal as the                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #10.: Authorize to issue ordinary, to grant                       ISSUER          YES          FOR               FOR
the right to take up such shares and to restrict or
exclude preferential rights of shareholders;
[Authority expires on 27 October 2010 [subject to
extension by the general meeting]]; for a total of
200,000,000 ordinary shares, plus for a total of
200,000,000 ordinary shares, only if these shares are
 issued in connection with the take-over of a
business or a Company

PROPOSAL #11.: Authorize the Executive Board to                            ISSUER          YES          FOR               FOR
acquire in the name of the Company fully paid-up
ordinary shares in the share capital of the Company
or depositary receipts for such shares, this
authorization is subject to such a maximum that the
Company shall not hold more than: 10% of the issued
share capital, plus 10% of the issued share capital
as a result of a major capital restructuring, the
authorization applies for each manner of acquisition
of ownership for which the law requires an
authorization like the present one, the purchase
price shall not be less than 1 eurocent and not
higher than the highest price at which the depositary
 receipts for the Company's ordinary shares are
traded on the Euronext Amsterdam by NYSE Euronext on
the date on which the purchase contract is concluded
or on the preceding day of stock market trading;
[Authority expires on 27 OCT 2010]

PROPOSAL #12.: Any other business and conclusion                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INPEX CORPORATION
  TICKER:                N/A             CUSIP:     J2467E101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INSURANCE AUSTRALIA GROUP LTD
  TICKER:                N/A             CUSIP:     Q49361100
  MEETING DATE:          11/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Brian Schwartz as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #2.: Re-elect Mr. James Strong as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

PROPOSAL #3.: Elect Mr. Richard Talbot as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect Mr. Philip Twyman as a Director                        ISSUER          YES                          AGAINST

PROPOSAL #5.: Adopt the Company's remuneration report                      ISSUER          YES          FOR               FOR
 for the FYE 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERCONTINENTAL HOTELS GROUP  PLC NEW
  TICKER:                N/A             CUSIP:     G4804L122
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the receipt of financial                             ISSUER          YES          FOR               FOR
statements

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Re-elect Ms. Jennifer Laing as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.B: Re-elect Mr. Jonathan Linen as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.C: Re-elect Mr. Richard Solomans as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Ernst Young LLP as the                            ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #6.: Grant authority to set the Auditors                          ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #7.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries to make EU Political Donations to
Political Parties and/or Independent Election
Candidates, to Political Organizations other than
Political Parties and to incur EU Political
expenditure up to GBP 100,000

PROPOSAL #8.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to an aggregate nominal amount of GBP 12,962,219

PROPOSAL #S.9: Grant authority to issue equity or                          ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to an aggregate nominal amount of GBP 1,944,332

PROPOSAL #S.10: Grant authority to make market                             ISSUER          YES          FOR               FOR
purchases of 28,557,390 ordinary shares

PROPOSAL #S.11: Approve the Articles of Association                        ISSUER          YES          FOR               FOR
and the Companies Act 2006

PROPOSAL #S.12: Approve the notice of general meetings                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERNATIONAL PWR PLC
  TICKER:                N/A             CUSIP:     G4890M109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the FYE 31 DEC                      ISSUER          YES          FOR               FOR
 2008, the Directors' Report, the Directors'
remuneration report and the report of the Auditors on
 the Accounts and on the auditable part of the
Directors' remuneration report

PROPOSAL #2.: Appoint Mr. Ranald Spiers as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-appoint Mr. Anthony [Tony] Isaac as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #4.: Re-appoint Mr. Mark Williamson as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Re-appoint Mr. Steve Riley as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-appoint Mr. John Roberts as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #7.: Declare a final dividend of 8.59p per                        ISSUER          YES          FOR               FOR
Ordinary Share in respect of the FYE

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company, to hold office from the
conclusion of the AGM to the conclusion of the next
general meeting at which accounts are laid before the
 Company and authorize the Directors to set their
remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share Capital of the Company from GBP
1,133,000,001.21 to GBP 1,500,000,001.21 by the
creation of 734,000,000 Ordinary Shares of 50 pence

PROPOSAL #10.: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #11.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
and in accordance with Section 80 of the Companies
Act 1985 [the Act], to allot relevant securities [as
specified in Section 80(2) of the Act] up to an
aggregate nominal amount of GBP 252,925,273; relevant
 securities comprising equity securities [as
specified in the Act] up to an aggregate nominal
amount of GBP 505,850,547 [such amount to be reduced
by the aggregate nominal amount of relevant
securities allotted under this resolution in
connection with an offer by way of a rights issue: i)
 to ordinary shareholders in proportion [as nearly as
 may be practicable] to their existing holdings; and
ii) to holders of other equity securities as required
 by the rights of those securities or, subject t to
such rights as the Directors otherwise consider
necessary and so that the directors may impose any
limits or restrictions and make any arrangements
which they consider necessary or appropriate to deal
with treasury shares, fractional entitlements, record
 dates, legal regulatory or practical problems in, or
 under the Laws of, any territory or any other
matter; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2010 or 30 JUN 2010]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution Number 11 and pursuant to
Section 95(1) of the Act , to allot equity securities
 [as specified in Section 94(2) of the Act] wholly
for cash pursuant to the authority conferred by
Resolution Number 11, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to the allotment of equity
 securities: a) in connection with a rights issue in
favor of ordinary shareholders; b) up to an aggregate
 nominal amount of GBP 37,976,767; [Authority expires
 the earlier of the conclusion of the next AGM of the
 Company to be held in 2010 or 30 JUN 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Company, to make one or                      ISSUER          YES          FOR               FOR
 more market purchases [Section 163(3) of the Act] of
 up to 151,907,071 million ordinary shares of 10% of
the issued share capital of the Company as at 10 MAR
2009, at a minimum price of 50p and up to 105% of the
 average middle market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company to be held in 2010 or 30 JUN 2010];
and the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.14: Approve that a general meetings other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 days'
notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTESA SANPAOLO SPA, TORINO
  TICKER:                N/A             CUSIP:     T55067101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the destination of the                              ISSUER          NO           N/A               N/A
operating profit relative to the balance sheet as of
31 DEC 2008 and of distribution of the dividends

PROPOSAL #O.2: Approve the integration of the                              ISSUER          NO           N/A               N/A
Auditing Company Reconta Ernst and Youngs

PROPOSAL #E.1: Amend the Articles 7, 13, 14, 15, 17,                       ISSUER          NO           N/A               N/A
18, 20, 22, 23, 24, 25, and 37 also in compliance to
the surveillance dispositions regarding the
organization and management of the banks, issued by
Banca D Italia on 04 MAR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTESA SANPAOLO SPA, TORINO
  TICKER:                N/A             CUSIP:     T55067119
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the Common Representative of                         ISSUER          NO           N/A               N/A
the Savings share holders for 2009/2011; related and
 consequent resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENSYS PLC
  TICKER:                N/A             CUSIP:     G49133161
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Bay Green as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Reappoint Ernst Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #5.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #6.: Grant authority to issue of Equity or                        ISSUER          YES          FOR               FOR
Equity-Linked Securities with pre-emptive rights up
to aggregate nominal amount of GBP 26,307,729

PROPOSAL #S.7: Approve, subject to the passing                             ISSUER          YES          FOR               FOR
ofissue of Equity or Equity-Linked Securities without
 pre-emptive rights up to aggregate nominal amount of
 GBP 3,986,019

PROPOSAL #S.8: Adopt the New Articles of Association                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVENSYS PLC
  TICKER:                N/A             CUSIP:     G49133161
  MEETING DATE:          11/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that, subject to the                                ISSUER          YES          FOR               FOR
confirmation of the High Court of Justice in England
and Wales; a) GBP 927,418,729.21 of the amount
standing to the credit of the merger reserve shall be
 capitalized and applied in paying up in full at par
such number of new B Shares equal to the number of
Ordinary Shares in existence on the date of issue of
such B Shares [the B Shares] and to increase the
authorized share capital by the creation of such
number of new B Shares [of a nominal value equal to
the sum that is obtained by dividing the number of B
Shares to be issued as set out above into GBP
927,418,729.21] as shall be required to effect such
capitalization, and authorize the Directors, for the
purposes of Section 80 of the Companies Act 1985 to
allot and issue all the B Shares thereby created to
such member of the Company including one of their
number as they shall in their absolute discretion
determine upon terms that they are paid up in full by
 such capitalization, and such authority shall for
the purposes of Section 80 of the Companies Act 1985
expire on 31 DEC 2009; b) the B Shares created and
issued pursuant to (a) above shall have the following
 rights and restrictions: i) the holders of B Shares
shall have no right to receive any dividend or other
distribution whether of capital or income; ii) the
holders of B Shares shall have no right to receive
notice of or to attend or vote at any general meeting
 of the Company; iii) the holders of B Shares shall
on a return of capital in a liquidation, but not
otherwise, be entitled to receive the nominal amount
of each such share but only after the holder of each
Ordinary Share shall have received the amount paid up
 or credited as paid up on such a share and the
holders of B Shares shall not be entitled to any
further participation in the assets or profits of the
 Company; iv) a reduction by the Company of the
capital paid up or credited as paid up on the B
Shares and the cancellation of such shares will be
treated as being in accordance with the rights
attaching to the B Shares and will not involve a
variation of such rights for any purpose; the Company
 will be authorized at any time without obtaining the
 consent of the holders of B Shares to reduce its
capital [in accordance with the Companies Act 2006];
v) the Company shall have irrevocable authority at
any time after the creation or issue of the B Shares
to appoint any person to execute on behalf of the
holders of such shares a transfer thereof and/or an
agreement to transfer the same without making any
payment to the holders thereof to such person or
persons as the Company may determine and, in
accordance with the provisions of the Companies Act
1985 and the Companies Act 2006 [to the extent in
force] [the Acts], to purchase or cancel such shares
without making any payment to or obtaining the
sanction of the holders thereof and pending such a
transfer and/or purchase and/or cancellation to
retain the certificates, if any, in respect thereof,
provided also that the Company may in accordance with

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTEC PLC, LONDON
  TICKER:                N/A             CUSIP:     G49188116
  MEETING DATE:          8/7/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Samuel Ellis Abrahams as a                      ISSUER          YES        AGAINST           AGAINST
 Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #2.: Re-elect Mr. Cheryl Ann Carolus as a                         ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #3.: Re-elect Mr. Haruko Fukuda OBE as a                          ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #4.: Re-elect Mr. Hugh Sidney Herman as a                         ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #5.: Re-elect Mr. Geoffrey Machael Thomas                         ISSUER          YES          FOR               FOR
Howe as a Director of Investec Plc and Investec
Limited in accordance with the provisions of the
Articles of Association of Investec Plc and Investec
Limited

PROPOSAL #6.: Re-elect Mr. Bernard Kantor as a                             ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #7.: Re-elect Mr. Ian Robert Kantor as a                          ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #8.: Re-elect Sir Chips Keswick as a                              ISSUER          YES          FOR               FOR
Director of Investec Plc and Investec Limited in
accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #9.: Re-elect Mr. Mangalani Peter Malungani                       ISSUER          YES          FOR               FOR
as a Director of Investec Plc and Investec Limited in
 accordance with the provisions of the Articles of
Association of Investec Plc and Investec Limited

PROPOSAL #10.: Re-elect Mr. Peter Richard Suter                            ISSUER          YES        AGAINST           AGAINST
Thomas as a Director of Investec Plc and Investec
Limited in accordance with the provisions of the
Articles of Association of Investec Plc and Investec

PROPOSAL #11.: Receive and adopt the audited                               ISSUER          YES          FOR               FOR
financial statements of Investec Limited for the YE
31 MAR 2008, together with the reports of the
Directors of Investec Limited and of the Auditors of

PROPOSAL #12.: Ratify and approve the remuneration of                      ISSUER          YES          FOR               FOR
 the Directors of Investec Limited for the YE 31 MAR
2008

PROPOSAL #13.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec Limited on the ordinary
shares in Investec Limited for the 6 months period
ended 30 SEP 2007

PROPOSAL #14.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec Limited on the dividend
access [South African resident] [SA DAS] redeemable
preference share for the 6 months period ended 30 SEP
 2007

PROPOSAL #15.: Declare, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 35, a final dividend on the ordinary
shares and the dividend access [South African
resident] [SA DAS] redeemable preference share in
Investec Limited for the YE 31 MAR 2008 of an amount
equal to that recommended by the Directors of

PROPOSAL #16.: Re-appoint Ernst & Young Inc. of Ernst                      ISSUER          YES          FOR               FOR
 & Young House, Wanderers Office Park. 52 Corlett
Drive lllove, 2196 [private bag X14 Northlands, 2116]
 as the Auditors of Investec Limited to hold office
until the conclusion of the AGM of Investec Limited
to be held in 2009 and authorize the director of
Investec Limited to fix their remuneration

PROPOSAL #17.: Re-appoint KPMG Inc. of 85 Empire                           ISSUER          YES          FOR               FOR
Road, Parktown, 2193 [Private Bag 9, Parkview, 2122]
as the Auditors of Investec Limited to hold office
until the conclusion of the AGM of Investec Limited
to be held in 2009 and authorize the Directors of
Investec Limited to fix their remuneration

PROPOSAL #18.: Authorize the Directors, in terms of                        ISSUER          YES          FOR               FOR
Article 12 of the Articles of Association of Investec
 Limited, unless and until such date that special
resolution no 2 becomes effective 4,207,950 ordinary
shares of ZAR 0.0002 each, being 10% of the unissued
ordinary shares in the authorized share capital of
Investec Limited; or from the date on which special
resolution no.2 becomes effective, 6,457,950 ordinary
 shares of ZAR 0.0002 each being 10% of the unissued
ordinary shares in the authorized share capital of
Investec Limited; approve to place under the control
of the Directors of Investec Limited as a general
authority in terms of Section 221 of the South
African Companies Act. No. 61 of 1973, as amended,
[the SA Act] who are authorized to allot and issue
the same at their discretion until the next AGM of
Investec Limited to be held in 2009, subject to the
provisions of the SA Act, the South African Banks
Act. No. 94 of 1990, as amended, and the Listings
Requirements of the JSE Limited

PROPOSAL #19.: Authorize the Directors, in terms of                        ISSUER          YES          FOR               FOR
Article 12 of the Articles of Association of Investec
 Limited, to place a total of 4,000,000 Class A
variable rate compulsorily convertible non-cumulative
 preference shares [Class A Preference Shares] of ZAR
 0.0002 each, being 10% of the unissued Class A
Preference Shares in the authorized share capital of
Investec Limited under the control of the Directors
of Investec Limited as a general authority in terms
of Section 221 of the South African Companies Act.
No. 61 of 1973, as amended, [the SA Act] who are
authorized to allot and issue the same at their
discretion until the next AGM of Investec Limited to
be held in 2009, subject to the provisions of the SA
Act, the South African Banks Act. No. 94 of 1990, as
amended, and the Listings Requirements of the JSE

PROPOSAL #20.: Approve that, with reference to the                         ISSUER          YES          FOR               FOR
authority granted to the Directors in terms of
Article 12 of the Articles of Association of Investec
 limited, all the unissued shares in the authorized
share capital of Investec Limited, excluding the
ordinary shares and the class A variable rate
compulsorily convertible non-cumulative preference
shares, be and are hereby placed under the control of
 the Directors of Investec Limited as a general
authority in terms of Section 221 of the South
African Companies Act. No. 61 of 1973, as amended,
[the SA Act] who are authorized to allot and issue
the same at their discretion until the next AGM of
Investec Limited to be held in 2009, subject to the
provisions of the SA Act, the South African Banks
Act. No. 94 of 1990, as amended and the Listings

PROPOSAL #21.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Resolution No. 18,
 the Listings Requirements of the JSE Limited [JSE
Listings Requirements], and the South African Banks
Act. No. 94 of 1990, as amended, and the South
African Companies Act, No. 61 of 1973, as amended, to
 allot and issue unless and until such date that S.2
becomes effective 4,207,950 ordinary shares of ZAR
0.0002 each, or from the date on which S.2 becomes
effective 6,457,950 ordinary shares of ZAR 0.0002
each for cash as and when suitable situations arise;
subject to the following specifiec limitations as
required by the JSE Listings Requirements; [Authority
 shall not extend beyond the later of the date of the
 next AGM of Investec Limited to be held in 2009 or
the date of the expiry of 15 months from the date of
the AGM of Investec Limited convened for 07 AUG
2008]; a paid press announcement giving full details
including the impact on net asset value and earnings
per ordinary share, will be published at the time of
an issue representing, on a cumulative basis within 1
 financial year, 5% or more of the number of ordinary
 shares in issue prior to such issue; the issue in
the aggregate in any 1 FY will not exceed 15% of the
number of ordinary shares in issue, including
instruments which are compulsorily convertible; in
determining the price at which an allotment and issue
 of ordinary shares may be made in terms of this
authority. the maximum discount permitted will be 10%
 of the weighted average traded price of the ordinary
 shares in question as determined over the 30 days
prior to the date that the price of the issue is
determined or agreed by the Directors of Investec
Limited; and the equity securities/shares must be
issued to public shareholders and not to related
parties, the Directors are seeking an authority to
allot up to 10% of the number of unissued ordinary
shares for cash which represents 2.7% of the number
of issued ordinary shares which is significantly
lower than the 15% permitted in terms of the JSE
Listings requiremnets; the Resolution 21 and S.9 are
both passed and subject to the Limits specified in
those respective resolutions, the Directors will have
 authority to allot up to an agrregate of 5% of the
total combined issued ordinary share capital of
investec plc and investec Limited for cash other than
 by way of rights issue, this complies with the
limits specified in the relevant Association of
British Insureres guidelines and the directors
confirm that as when they excercise such authorities
they intend to comply with those guidelines; in terms
 of the JSE Listings Requirements, in order for
Resolution 21 to be given effect to a75%, as specified

PROPOSAL #22.: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution No. 19, the Listings
Requirements of the JSE Limited [JSE Listings
Requirements], the South African Banks Act No. 94 of
1990, as amended, and the South African Companies
Act. No. 61 of 1973, as amended, to allot and issue
4,000,000 Class A variable rate compulsorily
convertible non-cumulative preference shares [Class A
 Preference Shares] of ZAR 0.0002 each being 10% of
the unissued Class A Preference Shares in the
authorized share capital of Investec Limited for cash
 as and when suitable situations arise; [Authority
shall not extend beyond the later of the date of the
next AGM of Investec Limited to be held in 2009 or
the date of the expiry of 15 months from the date of
the AGM of Investec Limited convened for 07 AUG
2008]; a paid press announcement giving full details
including the impact on net asset value and earnings
per Class A Preference Share, will be published at
the time of an issue representing, on a cumulative
basis within 1 FY, 5% or more of the number of Class
A Preference Shares in issue prior to such issue; the
 issue in the aggregate in any 1 FY will not exceed
15% of the number of Class A Preference Shares in
issue, including instruments which are compulsorily
convertible: in determining the price at which an
allotment and issue of Class A Preference Shares may
be made in terms of this authority, the maximum
discount permitted will be 10% of the weighted
average traded price of the Class A Preference Shares
 in question as determined over the 30 days prior to
the date that the price of the issue is determined or
 agreed by the directors of Investec Limited; and the
 equity securities/shares must be issued to public
shareholders and not to related parties; if
Resolution 22 is passed the Directors will have
authority to allot Class A preference shares for cash
 other than by way of rights issue in respect of
Investec Limited up to the Limits specified in
Resolution 22 i.e, 4,000,000 Class A preference
shares being equivalent to 10% of the unissued Class
A preference shares; in terms of the JSE Listings
Requirements, in order for Resolution 22 to be given

PROPOSAL #S.23: Approve, in terms of Article 9 of the                      ISSUER          YES          FOR               FOR
 Articles of Association of Investec Limited and with
 effect from 07 AUG 2008 as specified, the
acquisition by Investec Limited or any of its
subsidiaries from time to time, of the issued
ordinary shares and non-redeemable, non-cumulative,
non-participating preference shares [the Perpetual
Preference Shares] of Investec Limited, upon such
terms and conditions and in such amounts as the
directors of Investec Limited or any of its
subsidiaries may from time to time decide, but
subject to the provisions of the South African Banks
Act, No. 94 of 1990, as amended, the SA Act and the
Listings Requirements of the ]SE Limited [the JSE and
 the JSE Listings Requirements], being that i) any
such acquisition of ordinary shares or Perpetual
Preference Shares shall be effected through the order
 book operated by the JSE trading system and done
without any prior understanding or arrangement; ii)
this general authority shall be valid until Investec
Limited's next AGM, provided that it shall not extend
 beyond 15 months from the date of passing of this
S.1: iii) an announcement will be published as soon
as Investec Limited or any of its subsidiaries has
acquired ordinary shares or Perpetual Preference
Shares constituting, on a cumulative basis, 3% of the
 number of ordinary shares or Perpetual Preference
Shares in issue prior to the acquisition pursuant to
which the aforesaid 3% threshold is reached, and for
each 3% in aggregate acquired thereafter, containing
full details of such acquisitions; iv) acquisitions
of shares in aggregate in any 1 FY may not exceed 20%
 of Investec Limited's issued ordinary share capital
or Investec Limited's issued Perpetual Preference
share capital as at the date of passing of this S.I:
v) in determining the price at which ordinary shares
or Perpetual Preference Shares issued by Investec
Limited are acquired by it or any of its subsidiaries
 in terms of this general authority, the maximum
premium at which such ordinary shares or Perpetual
Preference Shares may be acquired will be 10% of the
weighted average of the market value at which such
ordinary shares or Perpetual Preference Shares are
traded on the JSE as determined over the 5 business
days immediately preceding the date of repurchase of
such ordinary shares or Perpetual Preference Shares
by Investec Limited or any of its subsidiaries; vi)
Investec limited has been given authority by its
Articles of Association; vii) at any point in time,
Investec Limited or any of its subsidiaries may only
appoint 1 agent to effect any repurchase on Investec
Limited's behalf; viii) Investec Limited remaining in
 compliance with the minimum shareholder spread
requirements of the JSE Listings Requirements: and
ix) Investec Limited and any of its subsidiaries not
repurchasing any shares during a prohibited period as

PROPOSAL #S.24: Approve, subject to the passing of                         ISSUER          YES          FOR               FOR
S.11 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution
otherwise becoming effective, in terms of Section
75(1)(e) of the Companies Act, Act No.61 of 1973, as
 amended (the SA Act), Article 7 of the Articles of
Association of Investec Limited and, with effect from
 07 AUG 2008, to increase the number of ordinary
shares in the authorized shares in the authorized
capital of Investc Limited to 300,000,000 by the
creation 22,500,000 new ordinary shares of ZAR 0.0002
 each in the authorized share capital of Invested

PROPOSAL #S.25: Amend, subject to the passing and                          ISSUER          YES          FOR               FOR
registration of the S.2 and the passing of S.11 as
contained in the Investec plc notice of AGM convened
for 7 AUG 2008, in terms or Section 56(4) of the
Companies Act, Act No.61 of 1973, as amended, (the SA
 Act), Article 149 of the Articles of Association of
Investec limited and with effect from 07 August 2008,
 the, Memorandum of Association of Investec Limited
by the deletion of the entire paragraph 8(a), and the
 substitution thereof with the New Paragraph 8(a) Par
 value: the share capital of Investec limited is ZAR
1,210,002.00 divided into; 300,000,000 ordinary
shares of ZAR 0.0002 each; 40,000,000 Class A -
variable rate compulsorily convertible non-cumulative
 preference shares of ZAR 0.0002 each; 50,000
variable rate cumulative, redeemable preference
shares of ZAR 0.60 each; 100,000,000 non-redeemable,
non-cumulative, non-participating preference shares
of ZAR 0.01 each; 1dividend access [South African
Resident] redeemable preference share of ZAR 1.00; 1
dividend access [non-South African Resident]
redeemable preference share of ZAR 1.00; 560,000,000
special convertible redeemable preference shares of

PROPOSAL #S.26: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
insertion of the New Article 72A, as specified

PROPOSAL #S.27: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 57.2(a) and the
substitution thereof with the New Article 57.2(a), as
 specified

PROPOSAL #S.28: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such Resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 75 and the
substitution thereof with the New Article 75, as
specified

PROPOSAL #S.29: Amend, subject to the passing of S.12                      ISSUER          YES          FOR               FOR
 as contained in the Investec plc notice of AGM
convened for 07 AUG 2008 and such resolution becoming
 effective and with effect from 07 AUG 2008, the
Articles of Association of Investec Limited by the
deletion of the current Article 72 and the
substitution thereof with the New Article 72, as
specified

PROPOSAL #S.30: Adopt, with effect from 07 AUG 2008,                       ISSUER          YES          FOR               FOR
produced to the meeting, as specified as the new
Articles of Association of Investec Limited, in
substitution for and to the exclusion of the existing
 Articles of Association and to the extent that S.4,
S.5, S.6 and S.7 are passed and registered, these
amendments will also be included in the New Articles
of Association, as specified

PROPOSAL #31.: Authorize any Director or the Company                       ISSUER          YES          FOR               FOR
Secretary of Investec Limited to do all things and
sign all documents which may be necessary to carry
into effect the aforesaid resolutions to the extent
the same have been passed and where applicable,
registered

PROPOSAL #32.: Receive and adopt the audited                               ISSUER          YES          FOR               FOR
financial statements of Investec Plc for the FY 31
MAR 2008, together with the reports of the Directors
of Investec Plc and the Auditors of Investec plc

PROPOSAL #33.: Approve the remuneration report of                          ISSUER          YES          FOR               FOR
Investec plc for the YE 31 MAR 2008

PROPOSAL #34.: Approve to sanction the interim                             ISSUER          YES          FOR               FOR
dividend paid by Investec plc on the ordinary shares
in Investec plc for the 6 month period ended 30 SEP
2007

PROPOSAL #35.: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 15, to declare a final dividend on the
ordinary shares in Investec plc for the FY 31 MAR
2008 of an amount equal to that recommended by the
Directors of Investec plc

PROPOSAL #36.: Re-appoint Ernst & Young LLP of I More                      ISSUER          YES          FOR               FOR
 London Place, London, SEI 2AF, as the Auditors of
Investec Plc to hold office until the conclusion of
the AGM of Investec Plc to be held in 2009 and
authorize the Directors of Investec plc to fix their
remuneration

PROPOSAL #37.: Authorize the Directors of Investec                         ISSUER          YES          FOR               FOR
Plc by Paragraph 12.2 of Article 12 of Investec plc's
 Articles of Association be renewed for the period
ending on the date of the AGM of Investec Plc to be
held in 2009 or, if earlier, 15 months from the date
on which this Resolution is passed, and for such
period the Section 80 amount shall be unless or until
 such date S.2 becomes effective ZAR 866,660 from the
 date on which S.2 becomes effective ZAR 871,160; the
 Articles of Association of Investec plc permit the
Directors of Investec plc to allot shares and other
securities in accordance with Section 80 of the
Companies Act 1985, up to an amount authorized by the
 shareholders in general meeting, at Investec plc's
AGM held on 08 AUG 2007 expires on the date of the
forthcoming AGM of Investec Plc convened for 07 AUG
2008 and the Directors of Investec plc recommend that
 this authority be renewed, as specified 1/3 of value
 issued in line with atht normally adopted by UK
Companies, bsed on 100% of the unissued shares, this
amount is higher than the 1/3 of issued ordinary
share capital limit normally adopted by UK Companies
at their AGM to allow the Directors of Investec plc
to issue special converting shares in Investec plc as
 and when required in accordance with the agreements
which constitute Investec's Dual Listed Company,
structure and to issue all of the unissued Investec
plc perpetual preference shares which would not
dilute share holdings of ordinary shares while the
autority to allot shares to the value of ZAR 871,160
is given in respect of all of the relevant securities
 of Investec plc; the Directors of Investec plc would
 ensure that rthe shares of each class listed in the
table allotted by them would not be in excess of the
amount listed in the column entitled relative part of
 Section 80 amount for each such class of shares, as
of 17 JUN 2008 Investec plc holds 3,006,465 treasury
shares which represent less than 1% of the total
ordinary share capiatl of Investec plc in issue

PROPOSAL #S.38: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 37, of Investec plc by
Paragraph 12.4 of Article 12 of Investec Plc's
Articles of Association be renewed for the period
referred to in Resolution 37 and for such period the
Section 89 of the Companies Act,1985 amount shall be
ZAR 6,596; the Directors also confirm that pursuant
to the Dual Listed Company structure the excrecise of
 any such authority would be subject to the specific
limitations as required by the Listings Requirements
of the JSE Limited [JSE Listings Requirements];
[Authority shall not extend beyond the later of the
date of the next AGM of Investec plc or the date of
the expiry of 15 months from the date of the AGM of
Investec plc convened for 07 AUG 2008; a paid press
announcement giving full datails including the impact
 on net asset value and earnings per ordinary share
will be published at the time of an issue
representing on a cumulative basis within 1 FY 5% or
more of the number of ordinary shares in issue prior
to such issue, the issue in the aggregate in any 1 FY
 will not exceed 15% of the number of ordinary shares
 in issue, including instruments which are
compulsorily convertible; in determining the price at
 which an allotment and issue of ordinary sahres may
be made in terms of this authority the maximum
discount permitted will be 10% of the weighted
average traded price of the ordinary shares in
question as determined over the 30 days prior to the
date that the price of the issue is determined or
agreed by the Directors of Investec plc and the
equity securities/shares must be issued to public
shareholders and not to related parties; in terms of
the JSE Listings Requirements in order for S.9 to be

PROPOSAL #S.39: Authorize the Directors Investec Plc,                      ISSUER          YES          FOR               FOR
 for the purpose of Section 166 of the UK Companies
Act 1985 [the UK Act] to make market purchases
[Section 163 of the UK Act] of ordinary shares in the
 capital of Investec Plc provided that: i) up to
aggregate number of ordinary shares which may be
purchased is 42,417,437 ordinary shares of ZAR 0.0002
 each: ii) the minimum price which may be paid for
each ordinary share is its nominal value of such
share at the time of purchase; iii) the maximum price
 which may be paid for any ordinary share is an
amount equal to 105% of the average of the middle
market quotations of the ordinary shares of Investec
Plc as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased; [Authority expires the earlier of
the conclusion of the AGM of Investec plc to be held
in 2009 or 15 months from the date on which this
resolution is passed] [except in relation to the
purchase of ordinary shares the contract for which
was concluded before the expiry of such authority and
 which might be executed wholly or partly after such
expiry] and the Directors of Investec plc consider it
 may in ceratin circumstances be in the best
interests of shareholders generally for Investec plc
to purchase its owm ordinary shares, accordingly the
purpose and effect of S.10 is to grant a general
authority subject to the specified limits to investec

PROPOSAL #40.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 of the Companies Act, 2006 [the 2006
 Act] the Company and any Company which, at any time
during the period for which this resolution has
effect, is a subsidiary i) make donations to
political organizations not exceeding ZAR 25,000 in
total and ii) incur political expenditure not
exceeding ZAR 75,000 in total; in each case during
the period commencing on the date of his resolution
and ending on the date of the AGM of the Company to
be held in 2009, provided that the maximum amounts
referred to in i) and ii) may consist of sums in any
currency converted into pounds sterling at such rate
as the Company may in its absolute discretion
determine, for the purposes of this resolution, the
terms political donations, political organizations
and political expenditure shall have the meanings
given to them in Sections 363 to 365 of the 2006 Act

PROPOSAL #S.41: Approve subject to the passing and                         ISSUER          YES          FOR               FOR
registration of S.2 as contained in the Investec
Limited notice of AGM convened for 07 AUG 2008, the
number of authorized special converting shares of ZAR
 0.0002 each to increase the authorized share capital
 of Investec plc to 300,000,000 by the creation of
22,500,000 new special converting shares of ZAR
0.0002 each, as specified

PROPOSAL #S.42: Adopt, with effect From 07 AUG 2008,                       ISSUER          YES          FOR               FOR
the Articles of Association of Investec plc which
were produced to the meeting, as specified as New
Article A as the New Articles of Association of
Investec plc [New Articles with effect from the end
of this meeting [or if earlier, from 22:00 [UK time]
on the date on which this resolution is passed] in
substitution for and to the exclusion of all existing
 Articles of Association and, to the effect that S.2
and Resolution 41 are passed arid registered, if
required, these amendments will also be included into
 the New Articles, this resolution is to adopt New
Articles that reflect the provision of the UK
Companies Act, 2006 [the 2006Act] enacted to the date
 of this notice of AGM or which are expected to be
enacted by 01 OCT 2008

PROPOSAL #43.: Authorize any Director or the Company                       ISSUER          YES          FOR               FOR
Secretary of Investec Plc, to do all things and sign
all documents which may be necessary to carry into
effect the aforesaid resolutions to the extent the
same have been passed and where applicable registered

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IPSEN, PARIS
  TICKER:                N/A             CUSIP:     F5362H107
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and determination of dividends to EUR
 0.70 per share

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the regulated agreements
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the regulated agreements and                        ISSUER          YES        AGAINST           AGAINST
commitments made for the benefit of Mr. Jean-Luc
Belingard

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
purchase its own shares

PROPOSAL #O.7: Ratify the transfer of the headquarters                     ISSUER          YES          FOR               FOR

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase by issuing common shares
 and/or securities giving access to the capital with
maintenance of preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase by issuing, common
shares and/or securities giving access to the capital
 with cancellation of preferential subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase within the limit of 10%,
 to remunerate contributions in kind of equity
securities or securities giving access to capital

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase share capital by issuing shares reserved for
 the Members of a Company Savings Plan referred to in
 Articles L.3332-18 of the Labor Code

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options to subscribe and/or purchase shares to
Employees and/or certain Corporate Managers

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
award free shares to Employees and/or certain
Corporate Managers

PROPOSAL #E.14: Approve the maintenance of double                          ISSUER          YES          FOR               FOR
voting rights in case of transfer of shares as a
result of merger or division of a Company shareholder
 and correlate amendment of Article 26.1 of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISETAN MITSUKOSHI HOLDINGS LTD.
  TICKER:                N/A             CUSIP:     J25038100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and Corporate Auditors

PROPOSAL #5.: Decision of Amount and Contents of Non-                      ISSUER          YES        AGAINST           AGAINST
monetary Compensation,etc. Concerning Stock
Acquisition Rights as Stock Options for  Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ISUZU MOTORS LIMITED
  TICKER:                N/A             CUSIP:     J24994105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITALCEMENTI FABBRICHE RIUNITE CEMENTO SPA, BERGAMO
  TICKER:                N/A             CUSIP:     T5976T104
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors and the                       ISSUER          NO           N/A               N/A
Auditors report, financial statement at 31 DEC 2008,
any adjournment thereof

PROPOSAL #2.: Grant authority to buy back own shares                       ISSUER          NO           N/A               N/A

PROPOSAL #3.: Appoint the Board of Auditors and its                        ISSUER          NO           N/A               N/A
Chairman; approve the determination of their

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITO EN,LTD.
  TICKER:                N/A             CUSIP:     J25027103
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITOCHU CORPORATION
  TICKER:                N/A             CUSIP:     J2501P104
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITOCHU TECHNO-SOLUTIONS CORPORATION
  TICKER:                N/A             CUSIP:     J25022104
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITV PLC
  TICKER:                N/A             CUSIP:     G4984A110
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and the                         ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Mike Clasper as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #4.: Re-elect Mr. John Cresswell as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Elect Mr. Ian Griffiths as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Andy Haste as a Non-Executive                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Approve the disapplication of the                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #11.: Approve to increase in the share                            ISSUER          YES          FOR               FOR
capital
PROPOSAL #12.: Approve the political donations                             ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve to purchase of own shares                          ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve the length of notice period                        ISSUER          YES          FOR               FOR
for the general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                J.FRONT RETAILING CO.,LTD.
  TICKER:                N/A             CUSIP:     J28711109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                J.SAINSBURY PLC, LONDON
  TICKER:                N/A             CUSIP:     G77732173
  MEETING DATE:          7/15/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the 52 weeks to 22 MAR 2008 together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 52 weeks to 22 MAR 2008

PROPOSAL #3.: Declare a final dividend of 9.00 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Elect Mr. Mike Coupe as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Mary Harris as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Philip Hampton as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-elect Mr. Gary Hughes as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Bob Stack as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next AGM

PROPOSAL #10.: Authorize the Audit Committee to agree                      ISSUER          YES          FOR               FOR
 the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any other authority, pursuant to
Section 80 of the Companies Act 1985, to exercise
until the Section 80 expiry date all the powers of
the Company to allot relevant securities [Section 80]
 up to Section 80 Limit an aggregate nominal amount
of GBP 166,443,700 in nominal amount [being
approximately 1/3rd of the issued share capital of
the Company]; [Authority expires the earlier of the
next AGM in 2013 or 14 JUL 2013]; and the Directors
may allot relevant securities prior to its expiry
make offers or agreements after its expiry

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the Resolution 11 being passed by the meeting and
subject to the variation contained in this
resolution, to renew the power conferred by the
Article 9(C) of the Articles of Association [being
the power to allot equity securities pursuant to the
authority contained in Articles 9(A) disapplying the
statutory pre-emption rights], up to aggregate
nominal value of equity securities GBP 24,966,500 in
nominal value [ being approximately 5% of the issued
share capital of the Company] otherwise than pursuant
 to sub- paragraphs i] and ii] of Article 9[c] of the
 Articles of Association; in connection with a rights
 issue, or an option, incentive or profit sharing
scheme; and [Authority expires the earlier for a
period ending on the date of the AGM in 2013 or 14
JUL 20131]; and the Directors may allot relevant
securities prior to its expiry make offers or

PROPOSAL #13.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company, in
accordance with Section 366 of the 2006 Act (a) make
donations to the political parties or independent
election candidates, as specified in Section 363 and
364 of the 2006 Act, not exceeding GBP 75,000 in
total; (b) make donations to political organizations
other than political parties, as specified in Section
 363 and 364 of the 2006 Act, not exceeding GBP
75,000 in total; and incur political expenditure, as
specified in Section 365 of the 2006 Act, not
exceeding GBP 75,000 in total, [Authority expires the
 earlier during the period beginning with the date of
 the passing of this Resolution and ending on 14 OCT
2009 or the date of the Company's AGM in 2009]

PROPOSAL #S.14: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 make market purchases [Section 163(3) of the Act] of
 up to 174,766,000 ordinary shares of 28 4/7 pence
each in the capital of the Company [ordinary shares],
 at a minimum price of 28 4/7 pence and up to 105% of
 the average middle market quotations for such shares
 derived from the London Stock Exchange Daily
Official List, over the previous 5 business days
immediately preceding the day on which that ordinary
share is contracted to be purchased and the higher of
 the price of the last Independent Trade and the
highest current bid as stipulated by Article 5[1] of
commission regulation [EC] 22 DEC 2003 implementing
the market abuse directive as regards exemptions for
buy back programmes and stabilization of financial
instruments [No. 2273/2003][exclusive of associated
expenses]; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or 15
months]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.15: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company [the Articles], as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAFCO CO.,LTD.
  TICKER:                N/A             CUSIP:     J25832106
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAMES HARDIE INDUSTRIES NV
  TICKER:                N/A             CUSIP:     N4723D104
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          NO           N/A               N/A
 the accounts for the FYE 31 MAR 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          NO           N/A               N/A
FYE 31 MAR 2008

PROPOSAL #3.: Ratify Ernst & Young LLP as the                              ISSUER          NO           N/A               N/A
Auditors for the FY commencing 01 APR 2008

PROPOSAL #4.A: Re-elect Mr. David Andrews to the                           ISSUER          NO           N/A               N/A
Supervisory and Joint Boards

PROPOSAL #4.B: Re-elect Mr. David Harrison to the                          ISSUER          NO           N/A               N/A
Supervisory and Joint Boards

PROPOSAL #5.A: Re-elect Mr. Russell Chenu as a                             ISSUER          NO           N/A               N/A
Managing Board Director

PROPOSAL #5.B: Re-elect Mr. Robert Cox as a Managing                       ISSUER          NO           N/A               N/A
Board Director

PROPOSAL #6.A: Approve the participation of Mr. David                      ISSUER          NO           N/A               N/A
 Andrews in Supervisory Board Share Plan

PROPOSAL #6.B: Approve the participation of Mr. David                      ISSUER          NO           N/A               N/A
 Harrison in Supervisory Board Share Plan

PROPOSAL #7.: Amend Long Term Incentive Plan [LTIP]                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the Deferred Bonus Program for                       ISSUER          NO           N/A               N/A
Mr. L. Gries

PROPOSAL #9.A: Approve the participation of Mr. Louis                      ISSUER          NO           N/A               N/A
 Gries in Restricted Stock Plan

PROPOSAL #9.B: Approve the participation of Mr.                            ISSUER          NO           N/A               N/A
Russell Chenu in Restricted Stock Plan

PROPOSAL #9.C: Approve the participation of Mr.                            ISSUER          NO           N/A               N/A
Robert Cox in Restricted Stock Plan

PROPOSAL #10.A: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Louis Gries

PROPOSAL #10.B: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Russell Chenu

PROPOSAL #10.C: Approve the Executive Incentive Bonus                      ISSUER          NO           N/A               N/A
 Plan for Mr. Robert Cox

PROPOSAL #11.: Approve to renew the authority for the                      ISSUER          NO           N/A               N/A
 Company to repurchase its own shares

PROPOSAL #12.: Approve to reduce the issued share                          ISSUER          NO           N/A               N/A
capital by cancellation of repurchased shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAPAN AIRLINES CORPORATION
  TICKER:                N/A             CUSIP:     J26006106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations,  Allow
Company to Repurchase its Own Shares

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JAPAN TOBACCO INC.
  TICKER:                N/A             CUSIP:     J27869106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE CYCLE & CARRIAGE LTD
  TICKER:                N/A             CUSIP:     Y43703100
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008 together with the reports of
the Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of a final 1-tier                        ISSUER          YES          FOR               FOR
tax exempt dividend of USD 0.36 per share for the YE
31 DEC 2008 as recommended by the Directors

PROPOSAL #3.: Approve the payment of additional                            ISSUER          YES          FOR               FOR
Directors' fees of up to SGD 15,000 for the YE 31 DEC
 2008 and Directors' fees of up to SGD 502,000 for
the YE 31 DEC 2009

PROPOSAL #4.A: Re-elect Mr. James Watkins as a                             ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 94 of the
Articles of Association of the Company

PROPOSAL #4.B: Re-elect Mr. Datuk Azlan Bin Mohd                           ISSUER          YES          FOR               FOR
Zainol as a Director, who retires pursuant to Article
 94 of the Articles of Association of the Company

PROPOSAL #4.C: Re-elect Mr. Cheah Kim Teck as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 94 of the
Articles of Association of the Company

PROPOSAL #4.D: Re-elect Mr. Mark Greenberg as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 94 of the
Articles of Association of the Company

PROPOSAL #5.: Authorize Mr. Boon Yoon Chiang to                            ISSUER          YES          FOR               FOR
continue to act as a Director of the Company from the
 date of this AGM until the next AGM, pursuant to
Section 153(6) of the Companies Act, Chapter 50

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #7.: Transact any other business                                  ISSUER          NO           N/A               N/A

PROPOSAL #8.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: issue shares in the capital of the Company
[Shares] whether by way of rights, bonus or
otherwise; and/or make or grant offers, agreements or
 options [collectively, Instruments] that might or
would require shares to be issued, including but not
limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into shares, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit; and [notwithstanding
the authority conferred by this resolution may have
ceased to be in force] issue shares in pursuance of
any instrument made or granted by the Directors while
 this resolution was in force, provided that: the
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
shares in the capital of the Company [as calculated
in accordance with this resolution], of which the
aggregate number of shares to be issued other than on
 a pro-rata basis to shareholders of the Company
[including shares to be issued in pursuance of
instruments made or granted pursuant to this
resolution] does not exceed 20% of the issued shares
[excluding treasury shares] in the capital of the
Company [as specified]; [subject to such manner of
calculation as may be prescribed by the Singapore
Exchange Securities Trading Limited] for the purpose
of determining the aggregate number of shares that
may be issued under this resolution, the percentage
of issued shares shall be based on the number of
issued shares in the capital of the Company at the
time of the passing of this resolution, after
adjusting for: a) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time of the passing
 of this resolution; and b) any subsequent
consolidation or subdivision of shares; in exercising
 the authority conferred by this resolution, the
Company shall comply with the provisions of the
Listing Manual of the Singapore Exchange Securities
Trading Limited for the time being in force [unless
such compliance has been waived by the Singapore
Exchange Securities Trading Limited] and the Articles
 of Association for the time being of the Company;
and [Authority expires the earlier of the conclusion
of the next AGM of the Company or the date by which
the next AGM of the Company is required by Law to be
held, whichever is the earlier]

PROPOSAL #8.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, for the purposes of Sections 76C and 76E of
the Companies Act, Chapter 50 [the Act], to purchase
or otherwise acquire issued ordinary shares in the
capital of the Company [Shares] not exceeding in
aggregate the Prescribed Limit [as hereafter
defined], at such price or prices as may be
determined by the Directors from time to time up to
the Maximum Price [as hereafter specified], whether
by way of: market purchases [each a Market Purchase]
on the Singapore Exchange Securities Trading Limited
[SGX-ST]; and/or off-market purchases [each an Off-
Market Purchase] effected otherwise than on the SGX-
ST in accordance with any equal access schemes as may
 be determined or formulated by the Directors as they
 consider fit, which schemes shall satisfy all the
conditions prescribed by the Act, and otherwise in
accordance with all other laws, regulations and rules
 of the SGX-ST as may for the time being be
applicable, [the Share Purchase Mandate]; [Authority
expires the earlier of the date on which the next AGM
 of the Company is held; the date the date by which
the next AGM of the Company required By Law to be
held]; authorize the Directors of the Company to
complete and do all such acts and things (including
executing such documents as may be required) as they
may consider expedient or necessary to give effect to
 the transactions contemplated by this Resolution

PROPOSAL #8.C: Authorize the Company, for the                              ISSUER          YES          FOR               FOR
purposes of Chapter 9 of the Listing Manual [Chapter
9] of the Singapore Exchange Securities Trading
Limited, its subsidiaries and associated Companies
that are considered to be entities at risk under
Chapter 9, or any of them, to enter into any of the
transactions falling within the types of interested
person transactions as specified, such transactions
are made on normal commercial terms and in accordance
 with the review procedures for interested person
transactions as specified [the General Mandate];
[Authority expires at the conclusion of the next AGM
of the Company]; and authorize the Directors of the
Company to complete and do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 or in the interests of the Company to give effect to
 the general mandate and/or this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JC DECAUX SA, NEUILLY SUR SEINE
  TICKER:                N/A             CUSIP:     F5333N100
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the executive                        ISSUER          YES          FOR               FOR
committee, the Supervisory Board and the Auditors;
approve the Company's financial statements for the YE
 31 DEC 2008, as showing income of: EUR
130,410,808.73; accordingly, the shareholders meeting
 gives permanent discharge to the members of the
Executive Committee and to those of the Supervisory
Board for the performance of their duties during the

PROPOSAL #O.2: Receive the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee, the Supervisory Board and the Auditors;
approve the consolidated financial statements for the
 said FY, in the form presented to the meeting

PROPOSAL #O.3: Receive the report of the Executive                         ISSUER          YES          FOR               FOR
Committee, and the remarks of the Supervisory Board,
notices that: the earning for the FYE amounts to: EUR
 130,410,808.73, the other reserves amount to: EUR
614,388,600.47, resolves the following appropriation
to the other reserves: EUR 130,410,808.73; following
this appropriation, the other reserves amount to EUR
744,799,409.20 and the legal reserve amounts to EUR
340,055.75 as required by Law; it is reminded that,
for the last three FY's, the dividends paid, were as
follows: EUR 0.40 for FY 2005, entitled to the 40%
deduction provided by the French general tax code,
EUR 0.42 for FY 2006, entitled to the 40% deduction
provided by the French general tax code, EUR 0.44 for
 FY 2007, entitled to the 40% deduction provided by
the French general tax code

PROPOSAL #O.4: Approve the charges and the expenses                        ISSUER          YES          FOR               FOR
that were not tax-deductible of EUR 61,809.66 with a
corresponding tax of EUR 21,281.00

PROPOSAL #O.5: Approve to renew the appoint Mr. Jean-                      ISSUER          YES          FOR               FOR
Claude De Caux as a Supervisory Board Member for a 3-
year period

PROPOSAL #O.6: Approve to renew the appoint Mr. Jean-                      ISSUER          YES          FOR               FOR
Pierre De Caux as a Supervisory Board Member for a 3-
year period

PROPOSAL #O.7: Approve to renew the appoint Mr.                            ISSUER          YES          FOR               FOR
Pierre-Alain Pariente as a Supervisory Board Member
for a 3-year period

PROPOSAL #O.8: Approve to renew the appoint Mr.                            ISSUER          YES          FOR               FOR
Xavier De Sarrau as a Supervisory Board Member for a
3-year period

PROPOSAL #O.9: Approve to renew the appoint Mr.                            ISSUER          YES          FOR               FOR
Pierre Mutz as a Supervisory Board Member for a 3-

PROPOSAL #O.10: Receive the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors, notes there is no new agreement and
authorize the Supervisory Board for FYE 31 DEC 2008

PROPOSAL #O.11: Authorize the Executive Committee to                       ISSUER          YES        AGAINST           AGAINST
Buyback the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 20.00, maximum number of shares
to be acquired: 10% of the Company's capital, i.e. on
 31 DEC 2008; 221,270,597 shares maximum funds
invested in the share buybacks: EUR 442,541,180.00
the number of shares acquired by the Company with a
view to their retention or their subsequent delivery
in payment or exchange as part of a merger,
divestment or capital contribution cannot exceed 5%
of its share capital [authority expires for 18-months
 period]; it supersedes the fraction unused of any
and all earlier delegations to the same effect; the
shareholders' meeting delegates all powers to the
Executive Committee to all necessary measure and
accomplish all necessary formalities

PROPOSAL #E.12: Approve the delegates all powers to                        ISSUER          YES        AGAINST           AGAINST
the executive committee to increase the share capital
 on one or more occasions, in France or abroad, by
issuance, with the shareholders' preferred
subscription rights maintained, of shares, the
preference shares being excluded, or securities
giving access to the Company's capital and, or the
issue of securities giving right to the allocation of
 debt securities; the maximal nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
2,300,000.00 overall maximum nominal amount of
capital increases to be carried out by virtue of the
present delegation and by virtue of the Delegation 13
 to 19 is fixed at EUR 2,300,000.00; the
shareholders' meeting delegates all powers to the
Executive Committee to take all necessary measures
and accomplish all necessary formalities; [Authority
expires for 26-months period]; it supersedes the
fraction unused of any and all earlier delegations to

PROPOSAL #E.13: Approve to the executive committee to                      ISSUER          YES        AGAINST           AGAINST
 increase on one or more occasions, in France or
abroad, by way of a public offer or by way of an
offer Governed by Article L. 441-2-II of the French
monetary and financial code, the share capital, by
issuance, with cancellation of the shareholders'
preferred subscription rights, of shares, the
preference shares being excluded, or securities
giving access to the Company' capital and, or the
issue of securities giving right to the allocation of
 debt securities; these securities may be issued in
consideration for securities tendered in a public
exchange offer in France or abroad concerning the
shares of another Company; the maximal nominal amount
 of capital increases to be carried out under this
delegation of authority shall not exceed EUR
2,300,000.00, this amount shall count against the
amount of the overall ceiling set forth in Resolution
 12 the shareholders' meeting delegates all powers to
 the executive Committee to take all necessary
measures and accomplish all necessary formalities
[authority expires for a 26-months period]; it
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.14: Grant authority for the executive                          ISSUER          YES          FOR               FOR
committee to increase the share capital, up to 10% of
 the share capital, I.E. 221,270,597 shares, by way
of issuing shares [the preference shares being
excluded] or securities giving access to the capital,
 in consideration for the contributions in kind
granted to the Company and comprised of capital
securities or securities giving access to share
capital the nominal amount of capital increases to be
 carried out by virtue of the present resolution
shall count against the nominal ceiling of the
capital increases with cancellation of the
preferential subscription rights, and authorize the
present meeting in Resolution 13 and, against the
amount of the overall ceiling set forth in Resolution
 12 or the overall ceiling set forth in later
resolutions to the same effect; the shareholders'
meeting delegates all powers to the Executive
Committee to take all necessary measures and
accomplish all necessary formalities; this delegation
 is granted for a 26-month period; it supersedes the
fraction unused of any and all earlier delegations to

PROPOSAL #E.15: Grant authority for the Executive                          ISSUER          YES          FOR               FOR
Committee to increase the share capital, in 1 or more
 occasions and at its sole discretion, by a maximum
nominal amount of EUR 2,300,000.00, by way of
capitalizing premiums, reserves, profits or other
means, provided that such capitalization is allowed
by Law and under the By-Laws, by issuing bonus shares
 or raising the par value of existing shares, or by a
 combination of these methods; this amount shall
count against the amount of the overall ceiling set
forth in Resolution 12; to take all necessary
measures and accomplish all necessary formalities
[Authority is give for a 26-month period]; it
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.16: Grant authority for the executive                          ISSUER          YES        AGAINST           AGAINST
committee to increase the number of securities to be
issued with or without preferential subscription
right of shareholders, at the same price as the
initial issue, within 30 days of the closing of the
subscription period and up to maximum of 15% of the
initial issue; the amount of capital increases to be
carried out by virtue to the present resolution shall
 count against the amount of the overall ceiling set
forth in Resolution 12; in the event of a capital
increase with cancellation of the preferential
subscription rights against the amount of the ceiling
 set forth in Resolution 13; [Authority is granted
for a 26-month period]

PROPOSAL #E.17: Grant authority for the executive                          ISSUER          YES          FOR               FOR
committee to increase the share capital, on 1 or more
 occasions, by way of issuing shares or securities
giving access to the capital, in favour of members of
 1 or several Company Savings Plans; [Authority is
given for a 26-month period] and for a nominal amount
 that shall not exceed EUR 20,000.00; the maximum
nominal amount of capital increases to be carried out
 by virtue of the present delegation shall count
against the overall ceiling set forth in Resolution
12; this delegation of powers supersedes any all
earlier delegations to the same effect ; the
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights in
favour of the beneficiaries mentioned above; to take
all necessary measures and accomplish all necessary
formalities

PROPOSAL #E.18: Grant authority for the executive                          ISSUER          YES        AGAINST           AGAINST
committee to grant 1 or more transactions, to
employees and Corporate Officers or groups, options
giving the right either to subscribe for new shares
in the Company to be issued through a capital
increase, or to purchase existing shares purchased by
 the Company, it being provide that the options shall
 not given rights to a total number of shares, which
shall not exceed 4% of the share capital; the nominal
 amount to be carried out by virtue of the present
delegation shall count against the overall ceiling
set forth Resolution 12; to take all necessary
measures and accomplish all necessary formalities
[Authority is give for a 26-month period]; it
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.19: Grant authority for the executive                          ISSUER          YES        AGAINST           AGAINST
committee to grant for free, on 1 or more occasions,
existing or future shares, the preference shares
being exclude, in favour of the employees or the
Corporate Officers of the Company and related
Companies or groups; they may not present more than
0.50% of the share capital; the maximum nominal
amount of capita increases to be carried out by
virtue of the present delegation shall count against
the overall ceiling set forth in Resolution 12; the
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights in
favour of the beneficiaries mentioned above; to take
all necessary measures and accomplish all necessary
formalities [Authority is give for a 26-month
period]; it supersedes the fraction unused of any and
 all earlier delegations to the same effect

PROPOSAL #E.20: Grant authority for the executive                          ISSUER          YES          FOR               FOR
committee to reduce the share capital, on one or more
 occasions, by canceling all or part of the shares
held by the Company in connection with a Stock
Repurchase Plan, up to a maximum of 10% of the share
capital over a 24-months period; the shareholders'
meei9ng delegates all powers to the Executive
Committee to take all necessary measures and
accomplish all necessary formalities; [Authority
expires for 148-months period]; it supersedes any and
 all earlier delegations to the same effect

PROPOSAL #E.21: Amend the Article 16 of the Bylaws:                        ISSUER          YES          FOR               FOR
reduce the maximum duration of the term of office of
the Supervisory Board's Members to 4 years

PROPOSAL #E.22: Amend the Article 17 of the Bylaws                         ISSUER          YES        AGAINST           AGAINST
and to re-number Articles 18 to 27 of the Bylaws

PROPOSAL #E.23: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed ByLaw

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JERONIMO MARTINS SGPS SA
  TICKER:                N/A             CUSIP:     X40338109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to resolve on the 2008 annual                        ISSUER          NO           N/A               N/A
report and accounts

PROPOSAL #2.: Approve to resolve on the proposal for                       ISSUER          NO           N/A               N/A
the appropriate of results

PROPOSAL #3.: Approve to resolve on the 2008                               ISSUER          NO           N/A               N/A
consolidated annual report and accounts

PROPOSAL #4.: Approve to assess the statement on the                       ISSUER          NO           N/A               N/A
remuneration policy of the Management and Audit of
the Company prepared by the remuneration committee

PROPOSAL #5.: Approve to assess the statement on the                       ISSUER          NO           N/A               N/A
remuneration policy of the Management and Audit
bodies of the Company prepared by the remuneration

PROPOSAL #6.: Approve to resolve on the enlargement                        ISSUER          NO           N/A               N/A
of the composition of the Board of Directors to 10
Members, pursuant to Article 12/1 of the Articles of
Association

PROPOSAL #7.: Appoint Mr. Marcel Corstjens as a                            ISSUER          NO           N/A               N/A
Director of the Company for the 3 year period mandate
 currently in course

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
purchase and dispose of own shares of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JFE HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J2817M100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #3.: Amend Articles to:  Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Continuation of the Policy Toward                            ISSUER          YES        AGAINST           AGAINST
Large-scale Purchases of JFE Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JGC CORPORATION
  TICKER:                N/A             CUSIP:     J26945105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

PROPOSAL #3: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6: Amend the Compensation to be Received by                      ISSUER          YES          FOR               FOR
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JOHNSON MATTHEY PLC, LONDON
  TICKER:                N/A             CUSIP:     G51604109
  MEETING DATE:          7/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 MAR 2008 together with the Directors'
report and the Auditors' report on those accounts

PROPOSAL #2.: Approve and receive the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the FYE 31 MAR 2008 and the
Auditors' report on the auditable part of the
Directors remuneration report

PROPOSAL #3.: Declare a final dividend of 26.0 pence                       ISSUER          YES          FOR               FOR
per ordinary share in respect of to YE 31 MAR 2008
and payable to Members on the register at the close
of business on 13 JUN 2008

PROPOSAL #4.: Elect Mrs. DC. Thompson as a Director                        ISSUER          YES          FOR               FOR
of the Company, who was appointed to the Board since
the last AGM and who retires in accordance with the
Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. DW. Morgan as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Mr. AM. Thomson as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation

PROPOSAL #7.: Re-elect Mr. RJW. Walvis, as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company

PROPOSAL #9.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Auditors be determined by the Directors

PROPOSAL #10.: Auhorize the Company and all Companies                      ISSUER          YES          FOR               FOR
 which are subsidiaries of the Company during the
period when this Resolution 10 has effect in
accordance with Sections 366 and 367 of the Companies
 Act 2006[the 2006 Act] to make political donations
to political parties or Independent election
candidates, as specified in the 2006 Act, not
exceeding EUR 50,000 in total; make political
donations to political organizations other than
political parties, as specified in the 2006 Act, not
exceeding EUR 50,000 in total; and incur political
expenditure, as defined in 2006 Act, not exceeding
EUR 50,000 [Authority expires the earlier during the
period beginning with the date of passing of this
resolution and ending on 31 JUL 2009, of the
conclusion of the AGM of the Company to be held in
2009 provided that the authorized sums referred to in
 paragraphs [a], [b], [c ] and above, may be
comprised of 1 or more amounts in different
currencies which, for the purposes of calculating the
 said sums, shall be converted into pounds sterling
at the exchange rate published in the London edition
of the financial times on the date on which the
relevant donation is made or expenditure incurred on
the day in which the Company enters into any contract

PROPOSAL #11.: Authorize the Directors, for the                            ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985,to
exercise all the powers of the Company to allot
relevant securities [Section 80] up to an aggregate
nominal amount of GBP 70,876,387; [Authority expires
at the conclusion of the next AGM of the Company];
and the Directors may allot relevant securities in
pursuance of such offer or agreement as if the
authority conferred hereby had not expired

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11, pursuant to Section 95
of the Act 1985 [the 1985 Act], to allot equity
securities [Section 94 (2) to Section 94(3A) of the
1985 Act] wholly for cash, pursuant to the authority
conferred by Resolution 11 above or by way of a sale
of treasury shares, disapplying the statutory pre-
emption rights [Section 89(1) of the  Act], provided
that this power shall be limited to: a) in connection
 with an offer of such securities by way of rights to
 ordinary shares in proportion to their respective
holdings of such shares, but subject to such
exclusion or other agreements as the Directors may
deem necessary or expedient in relation to treasury
shares, fractional entitlements or any legal or
practical problems under the law of any territory or
the requirements of any regulatory body or stock
exchange; and  otherwise than pursunat to sub
paragraph the aggregate nominal amount of  GBP
11,033,680; [Authority expires at the conclusion next
 AGM of the Company]; and the Company may make an
offer or agreement which requires equity securities
and the Directors may allot equity securities after
the expiry of this authority, this power applies in
relation to a sale of shares which is an allotment of
 equity securities by virtue of Section 94(3A) of the
 1985 Act as if in the first paragraph of this
resolution the words pursuant to the authority
conferred by Resolution 11 above were omitted

PROPOSAL #S.13: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with Chapter VII of Part V of the Companies Act 1985
 [the 1985 Act], to make market purchases [Section
163(3) of the 1985 Act] of its own ordinary shares,
the maximum aggregate number of ordinary shares up to
 21,467,573 [representing 10% of the Company's issued
 ordinary share capital as at 30 MAY 2008, excluding
treasury shares], at a minimum price of 100p [
excluding expenses] and up to 105% of the average
middle market quotations for such shares derived from
 the London Stock Exchange Daily Official List, over
the previous 5 business days; immediately preceding
the day on which the ordinary shares is contracted to
 be purchased [ excluding expenses] [Authority
expires at the conclusion of the next AGM of the
Company after the passing of this resolution];  but
the contract or contracts purchase may be made before
 such expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #S.14: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company in substitution for and to the
exclusion of the existing Articles of Association of
the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JS GROUP CORPORATION
  TICKER:                N/A             CUSIP:     J2855M103
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JSR CORPORATION
  TICKER:                N/A             CUSIP:     J2856K106
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Change Company's                         ISSUER          YES        AGAINST           AGAINST
Location to Minato-ku, Approve Minor Revisions
Related to Dematerialization of Shares and the other
Updated Laws and Regulaions, Allow Board to Make
Rules Governing Exercise of Shareholders' Rights

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JTEKT CORPORATION
  TICKER:                N/A             CUSIP:     J2946V104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JULIUS BAER HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H4407G263
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts of the group 2008 report of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.1: Re-elect Mr. Raymon J. Baer                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Approve the By-election of Mr.                              ISSUER          YES          FOR               FOR
Leonhard H. Fischer

PROPOSAL #5.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital with modification of By-Laws

PROPOSAL #7.: Approve the other modifications of By-                       ISSUER          YES          FOR               FOR
Laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JULIUS BAER HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H4407G263
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to exchange the statutory                            ISSUER          YES          FOR               FOR
reserves into free reserves

PROPOSAL #2.: Approve the Company's affaires                               ISSUER          YES          FOR               FOR
modification

PROPOSAL #3.1: Approve the split of the private                            ISSUER          YES          FOR               FOR
banking and asset management business divisions:
fixing of a special dividend

PROPOSAL #3.2: Approve the split of the private                            ISSUER          YES          FOR               FOR
banking and asset management business divisions:
Company's modification

PROPOSAL #3.3.1: Elect Mr. Johannes A. De Gier as a                        ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #3.3.2: Elect Mr. Hugh Scott Barrett as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #3.3.3: Elect Mr. Dieter A. Enkelmann as a                        ISSUER          YES        AGAINST           AGAINST
Board of Director

PROPOSAL #4.: Approve to close the shares repurchase                       ISSUER          YES          FOR               FOR
program 2008-2010, approved 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JUPITER TELECOMMUNICATIONS CO.,LTD.
  TICKER:                N/A             CUSIP:     J28710101
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JYSKE BANK A/S, SILKEBORG
  TICKER:                N/A             CUSIP:     K55633117
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Supervisory                        ISSUER          YES          FOR               FOR
Board on Jyske Bank's operations during the preceding
 year

PROPOSAL #2.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report for adoption or other resolution as well as
resolution as to the application of profit or cover
of loss according to the accounts adopted

PROPOSAL #3.: Approve the motion by the Supervisory                        ISSUER          YES          FOR               FOR
Board to the effect that the bank be authorized to
acquire Jyske Bank shares until the next AGM, of up
to 1/10 of the share capital at prices not deviating
by more than 10% from the latest closing bid price
listed on the NASDAQ OMX Copenhagen A/S at the time
of the acquisition

PROPOSAL #4.a: Grant authority by Article 4[2] to                          ISSUER          YES        AGAINST           AGAINST
expire on 01 MAR 2014 [previously 01 MAR 2013]

PROPOSAL #4.b: Grant authority by Article 4[3] to                          ISSUER          YES        AGAINST           AGAINST
expire on 01 MAR 2014 [previously 01 MAR 2013]

PROPOSAL #4.c: Approve to change the name in Article                       ISSUER          YES          FOR               FOR
7[2] from OMX Nordic Exchange, Copenhagen to NASDAQ
OMX Copenhagen A/S

PROPOSAL #4.d: Amend the age of retirement, Article                        ISSUER          YES          FOR               FOR
18[2] from 65 to 70 years

PROPOSAL #4.e: Authorize the Supervisory Board to                          ISSUER          YES          FOR               FOR
raise loans secured by bond issues or other
instruments of debt that carry interest at a rate
which depends fully or partially on the Bank's
dividend rate or on the profit for the year [hybrid
core capital] according to the legislation in force
from time to time on public capital injections in
financial institutions, always provided that the
Bank's total hybrid core capital does not exceed 35%
of the Bank's core capital, the authorization shall
be valid until next OGM

PROPOSAL #5.: Elect the shareholders' representatives                      ISSUER          YES        AGAINST           AGAINST
 for the Eastern Division

PROPOSAL #6.: Appoint the Auditor                                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Amend the Article of Association, the                        ISSUER          YES          FOR               FOR
Supervisory Board proposes that the Members in
general meeting authorize the Supervisory Board to
make such amendments as may be require by the Danish
Commerce and Companies Agency in connection with
registration of the Articles of Association

PROPOSAL #8.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JYSKE BANK A/S, SILKEBORG
  TICKER:                N/A             CUSIP:     K55633117
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the authority granted by                             ISSUER          YES        AGAINST           AGAINST
Article 4[2] to expire on 01 MAR 2014 [previously 01

PROPOSAL #B.: Approve the authority gratned by                             ISSUER          YES        AGAINST           AGAINST
Article 4[3] to expire on 01 MAR 2014 [previously 01

PROPOSAL #C.: Approve to change the name in Article                        ISSUER          YES          FOR               FOR
7[2] from OMX Nordic Exchange, Copenhagen to NASDAQ
OMX Copenhagen A/S

PROPOSAL #D.: Amend the Article 18[2] on the age of                        ISSUER          YES          FOR               FOR
retirement, from 65 to 70 years

PROPOSAL #E.: Authorize the Supervisory Board to                           ISSUER          YES          FOR               FOR
raise loans secured by bond issues or other
instruments of debt that carry interest at a rate
which depends fully or partially on the Bank's
dividend rate or on the profit for the year [hybrid
core capital] according to the legislation in force
from time to time on public capital injections in
financial institutions, always provided that the
Bank's total hybrid core capital does not exceed 35%
of the Bank's core capital; [Authority expires on

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                K + S AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D48164103
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to sections 289(4) and 315(4) of the german
 commercial code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 399,393,869.12 as follows:
 payment of a dividend of EUR 2.40 per no-par share
EUR 3,393,869.12 shall be carried forward Ex-dividend
 and payable date: 14 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Deloitte + Touche GmbH, Hanover

PROPOSAL #6.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue convertible and/or warrant Bonds, the creation
of contingent capital, and the correspondent
amendment to the Articles of Association, the
existing authorization approved by the shareholders,
meeting of 10 MAY 2006, to issue convertible and/or
warrant Bonds shall be revoked, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to issue registered and/or
bearer Bonds of up to EUR 1,500,000,000 conferring
convertible and/or Option Rights for shares of the
Company, on or before 12 MAY 2014, shareholders shall
 be granted subscription rights except for the issue
of Bonds conferring convertible and/or option rights
for shares of the Company of up to 10% of the share
capital at a price not materially below their
theoretical market value, for the granting of such
rights to holders of convertible and/or option
rights, for residual amounts, and for the issue of
bonds for acquisition purposes, the Company's share
capital shall be increased accordingly by up to EUR
16,500,000 through the issue of up to 16,500,000 new
no-par shares, insofar as convertible and/or option
rights are exercised [contingent capital]

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at a price not differing more than 10% from the
market price of the shares, on or before 31 OCT 2010,
 the Board of Managing Directors shall be authorized
to sell the shares on the Stock Exchange or by a
rights offering, to dispose of the shares in a manner
 other than the Stock Exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, to use the
shares for acquisition purposes or for satisfying
option and convertible rights, and to retire the

PROPOSAL #8.: Amendment to Section 12 of the Article                       ISSUER          NO           N/A               N/A
of Association in respect of the adjustment of the
remuneration for the Supervisory Board, as follows:
each Board Member shall receive a fixed annual
remuneration of EUR 55,000 plus a variable
remuneration of up to EUR 45,000, the Chairman shall
receive twice, and the Deputy Chairman one and a half
 times, these amounts, Members of the Audit Committee
 shall receive an additional fixed annual
remuneration of EUR 7,500 for their Committee
membership, the Committee Chairman shall receive
twice, the Deputy Committee Chairman one and a half
times, this amount, furthermore, each Supervisory
Board Member shall receive an attendance fee of EUR
500 per Supervisory Board meeting or Committee
meeting, at most EUR 1,000 per day

PROPOSAL #9.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association in accordance with the law on the
implementation of the shareholder Rights Directive
[ARUG], as follows: a] Section 14(2) deletion b]
Section 15, in respect of shareholders registering
with the Company within the statutory period of time,
 c] Section 17(1), in respect of each share giving
rise to one vote, and shareholders, voting rights
being exercised by a proxy, if requested

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAJIMA CORPORATION
  TICKER:                N/A             CUSIP:     J29223120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Approve Reduction of Legal Reserve                            ISSUER          YES          FOR               FOR

PROPOSAL #3: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAMIGUMI CO.,LTD.
  TICKER:                N/A             CUSIP:     J29438116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KANEKA CORPORATION
  TICKER:                N/A             CUSIP:     J2975N106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KANSAI PAINT CO.,LTD.
  TICKER:                N/A             CUSIP:     J30255129
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors and Corporate Auditors

PROPOSAL #7: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAO CORPORATION
  TICKER:                N/A             CUSIP:     J30642169
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Delegation to the Meeting of the Board                       ISSUER          YES          FOR               FOR
of Directors of the Company of Determination of
Matters for Offering of Stock Acquisition Rights to
be Issued as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAWASAKI HEAVY INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J31502107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAWASAKI KISEN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J31588114
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations, Reduce Term of Office of
Directors to One Year, Adopt Reduction of Liability
System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Renewal of Plan on Countermeasures to                        ISSUER          YES        AGAINST           AGAINST
Large-Scale Acquisitions of Company Shares (Takeover
Defense Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAZAKHMYS
  TICKER:                N/A             CUSIP:     G5221U108
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the receive the 2008 report and                      ISSUER          YES          FOR               FOR
 the accounts

PROPOSAL #2.: Approve the 2008 Directors'                                  ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Elect Mr. Daulet Yergozhin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Peter Hickson as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #6.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #7.: Approve to renew the Directors'                              ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.8: Approve to renew the Directors'                             ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights

PROPOSAL #S.9: Authorize the Directors to make market                      ISSUER          YES          FOR               FOR
 purchases of the Company's shares

PROPOSAL #S.10: Grant authority to call the general                        ISSUER          YES          FOR               FOR
meetings on 14 days' notice

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KAZAKHMYS PLC, LONDON
  TICKER:                N/A             CUSIP:     G5221U108
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed acquisition by the                      ISSUER          YES          FOR               FOR
 Company of 98,607,884 shares in ENRC PLC [the
Acquisition] as specified pursuant to the terms and
subject to the conditions of the agreements dated 10
JUN 2008 between the Company and the Government of
Kazakhstan [the Acquisition Agreement] and authorize
the Directors of the Company to do all such acts and
things and execute all such deeds and documents as
they may in their absolute discretion consider
necessary and/or desirable in order to implement and
complete the acquisition in accordance with the terms
 described in the Acquisition Agreement, subject to
such immaterial amendments or variations thereto as
the Directors of the Company may in their absolute
discretion think fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KBC ANCORA CVA, HEVERLEE
  TICKER:                N/A             CUSIP:     B0205Y114
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Director's report                                ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Auditor's report                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to allow questions                                   ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the financial statements,                            ISSUER          NO           N/A               N/A
allocation of income, and dividend of EUR 3.40 per
share

PROPOSAL #5.: Grant discharge of the Director and the                      ISSUER          NO           N/A               N/A
 Auditors

PROPOSAL #6.: Ratify KPMG as the Auditors and approve                      ISSUER          NO           N/A               N/A
 the Auditor's fees

PROPOSAL #7.: Transact other business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KBC GROUPE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B5337G162
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Review of the combined annual report of                      ISSUER          NO           N/A               N/A
 the Board of Directors of KBC Group NV on the
Company and consolidated annual accounts for the FYE
on 31 DEC 2008

PROPOSAL #2.: Review of the Auditor's reports on the                       ISSUER          NO           N/A               N/A
Company and the consolidated annual accounts of KBC
Group NV for the FYE on 31 DEC 2008

PROPOSAL #3.: Review of the consolidated annual                            ISSUER          NO           N/A               N/A
accounts of KBC Group NV for the FYE on 31 DEC 2008

PROPOSAL #4.: Approve the Company annual accounts of                       ISSUER          NO           N/A               N/A
KBC Group NV for the FYE on 31 DEC 2008

PROPOSAL #5.: Approve the proposed appropriation of                        ISSUER          NO           N/A               N/A
the profit earned by KBC Group NV in the FYE on 31
DEC 2008 for which on dividend and no profit shares
will be paid out, and the entire profit from this FYE
 will be carried forward to the next

PROPOSAL #6.: Grant discharge to the Directors of KBC                      ISSUER          NO           N/A               N/A
 Group NV for the performance of their mandate during
 the 2008 FY

PROPOSAL #7.: Grant discharge to the Auditor of KBC                        ISSUER          NO           N/A               N/A
Group NV for the performance of his mandate during
the 2008 FY

PROPOSAL #8.: Approve, pursuant to Article 556 of the                      ISSUER          NO           N/A               N/A
 Companies Code, the fact that in the event of merger
 by acquisition of KBC Group NV, the Federale
Participate-en Investeringsmaatschappij NV, a Company
 governed by public Law, [or the entity which, in the
 event, will have taken over its rights and
obligations] as holder of core-capital securities
issued by KBC Group NV, will enjoy the similar
benefits as the shareholders of KBC Group NV as
specified in Article 5 (I) of the conditions of the
core-capital securities that are annexed to the
subscription agreement signed by KBC Group NV and the
 Federale Participatie-en Investeringsmaatschappij
NV, a Company governed by public Law, on 19 DEC 2008,
 this means that ratio of converting core-capital
securities into shares of KBC Group NV which applies
in the event the latter [or its legal sucessor]
should choose to repay the core-capital securities in
 shares, will be adjusted based on the exchange ratio
 used at the time of the merger between KBC Group NV
shares and shares of the acquiring Company, and (II)
that an additional amount in cash will be paid at the
 time of the merger inasmuch as such an amount is
Investeringsmaatschappij NV, a Company governed by
public Law [or the entity which, in the event, will
have taken over its rights and obligations]

PROPOSAL #9.A: Re-appoint Mr. Paul Borghgraef as a                         ISSUER          NO           N/A               N/A
Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.B: Re-appoint Mr. Paul Bostoen as a                            ISSUER          NO           N/A               N/A
Director for a period of 1 year, i.e. until after the
 AGM of 2010, on account of reaching the age limit

PROPOSAL #9.C: Re-appoint Mr. Luc Debaillie as a                           ISSUER          NO           N/A               N/A
Director for a period of 1 year, i.e. until after the
 AGM of 2010, on account of reaching the age limit

PROPOSAL #9.D: Re-appoint Mr. Noel Devisch as a                            ISSUER          NO           N/A               N/A
Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.E: Re-appoint Mr. Hendrik Soete as a                           ISSUER          NO           N/A               N/A
Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.F: Re-appoint Mr. Alain Tytgadt as a                           ISSUER          NO           N/A               N/A
Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.G: Re-appoint Mr. Etienne Verwilghen as a                      ISSUER          NO           N/A               N/A
 Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.H: Re-appoint Mr. Philippe Vlerick as a                        ISSUER          NO           N/A               N/A
Director for a period of 4 years, i.e. until after
the AGM of 2013

PROPOSAL #9.I: Re-appoint Mr. Dirk Heremans as                             ISSUER          NO           N/A               N/A
Independent Director within the meaning of and in
line with the criteria as specified in the Article
526 TER of the Company Code and for a period of 4
years, i.e. until after the AGM of 2013

PROPOSAL #9.J: Re-appoint Mr. Philippe Naert as an                         ISSUER          NO           N/A               N/A
Independent Director within the meaning of and in
line with the criteria set out in Article 526 TER of
the Companies Code and in the Corporate Governance
Code, for a period of 4 years, i.e. until after the
AGM of 2013

PROPOSAL #9.K: Appoint Mr. Charles Van Wymeersch for                       ISSUER          NO           N/A               N/A
a period of 4 years, i.e. until after the AGM of
2013, to replace Mr. Jean-Marie Geradin, whose term
of office ends when the present AGM has ended

PROPOSAL #10.: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KBC GROUPE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B5337G162
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors drawn up in accordance with i) Article 604,
 Paragraph 2, of the Companies Code with a view to
renewing the authorization to increase the capital
and ii) Article 604, in conjunction with Article 607,
 of the Companies Code with the renewing the
authorization to increase the capital specified
notification from the Belgian Banking, Finance and
Insurance Commission with regard to public bids

PROPOSAL #2.: Approve to delete the transitional                           ISSUER          NO           N/A               N/A
provision in Article 5

PROPOSAL #3.: Approve to renew the authorization                           ISSUER          NO           N/A               N/A
granted to the Board of Directors to increase the
capital, as currently specified in Articles 7A and 7B
 of the Articles of Association, and increase it to
EUR 900,000,000, for further period of 5 years
starting from date of publication of the amendment to
 the Articles of Association decided upon by the EGM
of 30 APR 2009 and in this regard at the same time to
 authorize the Board of Directors to determine the
dividend entitlement of the new shares to be issued;
amend Articles 7A and 7B of the Articles of
Association as specified

PROPOSAL #4.: Approve to renew for a period of 3                           ISSUER          NO           N/A               N/A
years staring from 30 APR 2009 the special
authorization granted to the Board of Directors, as
currently set out in Article 7C of the Articles of
Association, to carry out capital increases subject
to the limits of the authorization detailed in
Articles 7A and 7B, even after the date receipt of
notification from the Belgian Banking, Finance and
Insurance Commission that it has been apprised of a
public bid for the Securities of the Company

PROPOSAL #5.: Approve to delete immediately the 1 and                      ISSUER          NO           N/A               N/A
 2 Paragraphs of the transitional provision under
Article 7 and to grant authorization to Mr. Paul Mees
 and Mrs. Christel Haverans, each acting individually
 and to delete the other paragraphs of this
Transitional provision after publication of the
amendments to the Articles of Association decided
upon by the EGM of 30 APR 2009

PROPOSAL #6.: Approve to delete the transitional                           ISSUER          NO           N/A               N/A
provisions in Article 10 bis

PROPOSAL #7.: Approve to renew for a further 3 year                        ISSUER          NO           N/A               N/A
period, starting from the date of publication of the
amendment of the Articles of Association decided upon
 by the EGM of 30 APR 2009, authorization contained
in the 2 Paragraph of Article 11 of Articles of
Association where by the Board of Directors may
purchase or sell the Company's own shares to prevent
the Company suffering imminent serious disadvantage

PROPOSAL #8.: Amend in the 1 Paragraph of Article 24                       ISSUER          NO           N/A               N/A
of the Articles of Association the time at which the
general meeting starts on the last Thursday of APR to
 10 A.M.

PROPOSAL #9.: Grant authority for the implementation                       ISSUER          NO           N/A               N/A
of the decisions taken, the coordination of the
Articles of Association and the completion of the
formalities relating to the Crossroads Bank for
Enterprises and the tax authorities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KDDI CORPORATION
  TICKER:                N/A             CUSIP:     J31843105
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KEIHIN ELECTRIC EXPRESS RAILWAY CO.,LTD.
  TICKER:                N/A             CUSIP:     J32104119
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Corporate

PROPOSAL #6: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #7: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KEIO CORPORATION
  TICKER:                N/A             CUSIP:     J32190126
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KEISEI ELECTRIC RAILWAY CO.,LTD.
  TICKER:                N/A             CUSIP:     J32233108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Corporate                       ISSUER          YES          FOR               FOR
Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KEPPEL CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y4722Z120
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and audited financial statements for the year ended
31 DEC 2008

PROPOSAL #2.: Declare a final tax-exempt [one-tier]                        ISSUER          YES          FOR               FOR
dividend of 21 cents per share for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Yeo Wee Kiong as a                              ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 81B of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Choo Chiau Beng who                             ISSUER          YES          FOR               FOR
retires pursuant to Article 81B of the Company's
Articles of Association

PROPOSAL #5.: Re-elect Mr. Sven Bang Ullring as a                          ISSUER          YES          FOR               FOR
Director at the conclusion of this AGM pursuant to
Section 153[6] of the Companies Act [Chapter 50] to
hold office until the conclusion of the next AGM of
the Company

PROPOSAL #6.: Approve the remuneration of the Non-                         ISSUER          YES          FOR               FOR
Executive Directors of the Company for the FYE 31 DEC
 2008, comprising the following: a) the payment of
the Director's fees of an aggregate amount of SGD
570,000 in cash; and the award of an aggregate number
 of 14,000 existing ordinary shares in the capital of
 the Company [the 'Remuneration Shares'] to Mr. Tony
Chew Leong-Chee, Mr. Lim Hock San, Mr. Sven Bang
Ullring, Tsao Yuan Mrs. Lee Soo Ann, Mrs. Oon Kum
Loon, Mr. Tow Heng Tan and Mr. Yeo Wee Kiong as
payment in part of their respective remuneration for
the FYE 31 DEC 2008 as specified and authorize the
Directors of the Company to instruct a 3rd party
agency to purchase from the market 14,000 existing
shares at such price as the Directors may deem fit
and deliver the Remuneration Shares to each the Non-
Executive Director in the manner [as specified] and
to do all things necessary or desirable to give

PROPOSAL #7.: Re-appoint the Auditors and authorise                        ISSUER          YES          FOR               FOR
the directors of the Company to fix their Remuneration

PROPOSAL #8.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to Section 161 of the Companies
Act, Chapter 50 of Singapore, and Article 48A of the
Company's Articles of Association, to: a) i) issue
shares in the capital of the Company ['Shares']
whether by way of right, bonus or otherwise, and
including any Capitalization pursuant to Article 124
of the Company's Articles of Association of any sum
for the time being standing to the credit of any of
the Company's reserve accounts or any sum standing to
 the credit of the profit and loss account or
otherwise available for distribution; and/or ii) make
 or grant offers, agreements or options that might or
 would require Shares to be issued [including but not
 limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into Shares] [collectively
'Instruments'], at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and b) [notwithstanding that the authority
so conferred by this resolution may have ceased to be
 in force] issue Shares in pursuance of any
Instrument made or granted by the Directors while the
 authority was in force, provided that: 1) the
aggregate number of Shares to be issued pursuant to
this resolution [including Shares to be issued in
pursuance of Instruments made or granted pursuant
thereto and any adjustments effected under any
relevant Instrument], does not exceed 50% of the
issued share capital of the Company [as specified],
of which the aggregate number of Shares to be issued
other than on a pro rata basis to shareholders of the
 Company [including Shares to be issued in pursuance
of Instruments made or granted pursuant to this
resolution and any adjustments effected under any
relevant Instrument] does not exceed 10% of the total
 number of shares [excluding treasury shares] at any
time and upon such terms and conditions and for such
purpose and to such persons as the Directors of the
Company may in their absolute discretion deem fit; 2)
 [subject to such manner of calculation as may be
prescribed by the Singapore Exchange Securities
Trading Limited['SGX-ST']] for the purpose of
determining the aggregate number of Shares that may
be issued [as specified], the percentage of issued
Shares shall be calculated based on the issued Shares
 in the capital of the Company as at the date of the
passing of this resolution after adjusting for: i)
new Shares arising from the conversion or exercise of
 convertible securities or employee share options or
vesting of share awards outstanding or subsisting as
at the date of the passing of this resolution; and
ii) any subsequent consolidation or sub-division of
Shares; 3) the 50% limit in sub-paragraph [1][a]
above may be increased to 100 % for the Company to
undertake pro rata renounceable rights issues [4] in
exercising the authority granted under this
resolution, the Company shall comply with the

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase or otherwise acquire Shares not exceeding
 in aggregate the Maximum Limit [Maximum Limit means
that number of issued Shares representing 10%, of the
 total number of issued Shares as at the date of the
last annual general meeting or at the date of the
passing of this Resolution whichever is higher unless
 the Company has effected a reduction of the share
capital of the Company in accordance with the
applicable provisions of the Companies Act, at any
time during the Relevant Period, in which event the
total number of issued Shares shall be taken to be
the total number of issued Shares as altered
excluding any treasury Shares that may be held by the
 Company from time to time], at such prices as may be
 determined by the directors of the Company from time
 to time up to the Maximum Price [in relation to a
Share to be purchased or acquired, means the purchase
 price excluding brokerage, stamp duties, commission,
 applicable goods and services tax and other related
expenses which is a] in the case of a Market
Purchase, 105% of the Average Closing Price and b] in
 the case of an Off-Market Purchase pursuant to an
equal access scheme, 120% of the Average Closing
Price] to market purchase each a Market Purchase on
the SGX-S; and/or b] off-market purchase each an Off-
Market Purchase in accordance with any equal access
scheme as may be determined or formulated by the
Directors of the Company as they consider fit, which
scheme shall satisfy all the conditions prescribed by
 the Companies Act; and otherwise in accordance with
all other laws and regulations, including but not
limited to, the provisions of the Companies Act and
listing rules of the SGX-ST as may for the time being
 be applicable, and approved generally and
unconditionally the Share Purchase Mandate [authority
 expires whichever is earlier at the conclusion of
next AGM of the Company is held or is required by law
 to be held]; to complete and do all such acts and
things including without limitation, executing such
documents as may be required as they and/or he may
consider necessary, expedient, incidental or in the
interests of the Company to give effect to the
transactions contemplated and/or authorised by this

PROPOSAL #10.: Authorize the Company, for the                              ISSUER          YES          FOR               FOR
purposes of Chapter 9 of the Listing Manual of the
SGX-ST, its subsidiaries and target associated
companies as defined in Appendix 2 to this Notice of
AGM Appendix 2, or any of them, to enter into any of
the transactions falling within the types of
Interested person transactions described in Appendix
2, with any person who falls within the classes of
Interested Persons described in Appendix 2, provided
that such transactions are made on normal commercial
terms and in accordance with the review procedures
for Interested Person Transactions remuneration. as
set out in Appendix 2 the IPT Mandate [authority
expires whichever is earlier at the date that the
next AGM is held or is required by law to be held] to
 take such action as it deems proper in respect of
such procedures and/or to modify or implement such
procedures as may be necessary to take into
consideration any amendment to Chapter 9 of the
Listing Manual of the SGX-ST which may be prescribed
by the SGX-ST from time to time and 4] the directors
of the Company and/or any of them to complete and do
all such acts and things [including, without
limitation, executing such documents as may be
required] as they and/or he may consider necessary,
expedient, incidental or in the interests of the
Company to give effect to the IPT Mandate and/or this
 resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY GROUP PLC
  TICKER:                N/A             CUSIP:     G52416107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 and the Directors' and the
Auditors' reports thereon

PROPOSAL #2.: Declare a final dividend as recommended                      ISSUER          YES          FOR               FOR
 by the Directors

PROPOSAL #3.ai: Re-elect Mr. Denis Buckley, who                            ISSUER          YES        AGAINST           AGAINST
retires in accordance in accordance with the
provisions of the Combined Code on Corporate

PROPOSAL #3aii: Re-elect Mr. Michael Dowling, who                          ISSUER          YES        AGAINST           AGAINST
retires in accordance in accordance with the
provisions of the Combined Code on Corporate

PROPOSAL #3.bi: Re-elect Mr. Gerry Behan, who retires                      ISSUER          YES          FOR               FOR
 in accordance with Article 102 and Article of
Association of the Company

PROPOSAL #3.Ci: Re-elect Mr. Noel Greene, who retires                      ISSUER          YES        AGAINST           AGAINST
 in accordance in accordance with Article 97 of the
Articles of Association of the Company

PROPOSAL #3Cii: Re-elect Mr. Flor Healy, who retires                       ISSUER          YES          FOR               FOR
in accordance in accordance with Article 97 of the
Articles of Association of the Company

PROPOSAL #3Ciii: Re-elect Mr. Kevin Kelly, who                             ISSUER          YES          FOR               FOR
retires in accordance in accordance with Article 97
of the Articles of Association of the Company

PROPOSAL #3Civ: Re-elect Mr. Brian Mehigan, who                            ISSUER          YES          FOR               FOR
retires in accordance in accordance with Article 97
of the Articles of Association of the Company

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #5.: Authorize the Directors to exercise all                      ISSUER          YES          FOR               FOR
 the powers of the Company to allot relevant
securities within the meaning of Section 20 of the
Companies [Amendment] Act 1983; the maximum amount of
 the relevant securities which may be allotted under
the authority hereby conferred shall be the
authorized but unissued A ordinary shares in the
capital of the Company; [Authority shall expire on 12
 AUG 2010 unless and to extend that such is renewed,
revoked or extended prior to such date]; the
Directors may allot relevant securities in pursuance
of such offer or agreement, notwithstanding that the
authority hereby conferred has expired

PROPOSAL #S.6: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Sections 23 and 24(1) of the Companies [Amendment]
Act, 1983 to allot equity securities within the
meaning of the said Section 23 for cash as if Section
 23(1) of the said Act did not apply to any such
allotment; and [Authority shall expire on 12 AUG 2010
 unless and to extend that such is renewed, revoked
or extended prior to such date] and the Directors may
 allot equity securities in pursuance of such an
offer or agreement as if the power conferred by this
Paragraph had not expired and provided that the
maximum amount of equity securities [within the
meaning of the said Section 23] which may be allotted
 under this authority shall not exceed in aggregate
the equivalent of 5% of the issued A ordinary share
capital of the Company at the date hereof

PROPOSAL #S.7: Authorize the Company to purchase A                         ISSUER          YES          FOR               FOR
ordinary shares on the market [Section 212 of the
Companies Act 1990], in the manner provided for in
Article 13A of the Articles of Association of the
Company, up to a maximum of 5% of the A ordinary
share in issue at the date of passing of this
resolution; [Authority expires at the end of the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY PPTYS LTD HONG KONG
  TICKER:                N/A             CUSIP:     G52440107
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.I: Re-elect Mr. Kuok Khoon Chen as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #1.II: Re-elect Ms. Wong Yu Pok, Marina as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #2.: Ratify and approve the Master Joint                          ISSUER          YES          FOR               FOR
Venture [as specified] and the transactions and
authorize the Board of Directors of the Company to
take all such actions as it considers necessary or
desirable to implement the Master Joint Venture
Agreement and the transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY PPTYS LTD HONG KONG
  TICKER:                N/A             CUSIP:     G52440107
  MEETING DATE:          12/8/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Supplemental                          ISSUER          YES          FOR               FOR
Agreement [as specified]; and authorize the Board of
Directors of the Company to take all such actions as
it considers necessary or desirable to implement the
Supplemental Agreement and the transactions, for the
purposes of this resolution, the terms Supplemental
Agreement and transactions shall have the same
definitions as defined in the circular to the
shareholders of the Company dated 18 NOV 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY PPTYS LTD HONG KONG
  TICKER:                N/A             CUSIP:     G52440107
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Master Joint Venture                             ISSUER          YES          FOR               FOR
Agreement; and authorize the Board to take all such
actions as it considers necessary or desirable to
implement the Master Joint Venture Agreement and the
transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KERRY PPTYS LTD HONG KONG
  TICKER:                N/A             CUSIP:     G52440107
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Mr. Ma Wing Kai, William as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #3.b: Re-elect Mr. Lau Ling Fai, Herald as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.c: Re-elect Mr. Tse Kai Chi as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to fix Directors' fees                               ISSUER          YES          FOR               FOR
[including fees payable to members of the audit and
remuneration committees]

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Directors of the
Company to fix its remuneration

PROPOSAL #6.a: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the share capital of the Company and make or grant
offers, agreements, options and other rights, or
issue warrants and other securities including bonds,
debentures and notes convertible into shares of the
Company during and after the relevant period, a) not
exceeding 20% of the aggregate nominal amount of the
issued share capital of the Company at the date of
passing of this resolution; and b) the nominal amount
 of any share capital repurchased by the Company
subsequent to the passing of this resolution [up to a
 maximum equivalent to 10% of the aggregate nominal
amount of the issued share capital of the Company],
otherwise than pursuant to i) a rights issue; or ii)
the exercise of any option under any share option
scheme or similar arrangement; or iii) any scrip
dividend or similar arrangement; or iv) any
adjustment, after the date of grant or issue of any
options, rights to subscribe or other securities
referred to the above, in the price at which shares
in the Company shall be subscribed, and/or in the
number of shares in the Company which shall be
subscribed, on exercise of relevant rights under such
 options, warrants or other securities, such
adjustment being made in accordance with or as
contemplated by the terms of such options, rights to
subscribe or other securities; or v) a specified
authority granted by the shareholders of the Company
in general meeting; [Authority expires by the
conclusion of the next AGM of the Company as required
 by the Bye-laws of the Company or any other
applicable laws of Bermuda to be held]

PROPOSAL #6.b: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase its own shares during the relevant
period, on the Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange on
which the shares of the Company have been or may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for
this purpose, not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of passing of this resolution;
 [Authority expires by the conclusion of the next AGM
 of the Company as required by the Bye-laws of the
Company or any other applicable laws of Bermuda to be
 held]

PROPOSAL #6.c: Approve, that conditional upon the                          ISSUER          YES        AGAINST           AGAINST
passing of Resolution 6B, the general mandate granted
 to the Directors of the Company, [pursuant to
Resolution 6A] and for the time being in force to
exercise the powers of the Company to allot shares be
 and is hereby extended by the addition to the
aggregate nominal amount of the share capital which
may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors of
the Company pursuant to such general mandate of an
amount representing the aggregate nominal amount of
the share capital repurchased by the Company pursuant
 to Resolution 6B

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KESKO CORP, HELSINKI
  TICKER:                N/A             CUSIP:     X44874109
  MEETING DATE:          3/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Election of the persons to scrutinise                        ISSUER          YES          FOR               FOR
the minutes and to Supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          YES          FOR               FOR
 and adoption of the list of votes

PROPOSAL #6.: Review by the President and CEO                              ISSUER          YES          FOR               FOR

PROPOSAL #7.: Presentation of the 2008 financial                           ISSUER          YES          FOR               FOR
statements, the report of the Board of Directors and
the Auditors' report

PROPOSAL #8.: Adopt the financial statements and the                       ISSUER          YES          FOR               FOR
consolidated financial statements

PROPOSAL #9.: Approve that a dividend of EUR 1.00 per                      ISSUER          YES          FOR               FOR
 share be paid for the year 2008 on the basis of the
adopted balance sheet; the dividend is paid to
shareholders registered in the company's register of
shareholders kept by Euroclear Finland Ltd on 02 APR
2009; that the dividend pay date be 09 APR 2009; and,
 that EUR 300,000 be reserved for charitable donations

PROPOSAL #10.: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and the Managing Director from liability

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: approve that the Chair of the
Board is paid an annual fee of EUR 80,000, the Deputy
 Chair of the Board EUR 50,000, and a Member of the
Board EUR 37,000; A meeting fee of EUR 500 per
meeting be paid for a Board meeting and its
Committee's meeting, with the exception that the
Chair of a Committee who is not the Chair or the
Deputy Chair of the Board is paid EUR 1,000 per

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: approve that the Number of
Members of the Board of Directors be 7

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: elect Messrs. Heikki Takamaki,
 Seppo Paatelainen, Maarit Nakyva, Ilpo Kokkila, Esa
Kiiskinen, Mikko Kosonen and Rauno Torronen as the
Members of Board of Directors

PROPOSAL #14.: Approve that the Auditor's fee be paid                      ISSUER          YES        AGAINST           AGAINST
 and expenses reimbursed according to invoice
approved by the Company

PROPOSAL #15.: Elect PricewaterhouseCoopers OY,                            ISSUER          YES          FOR               FOR
Authorized Public Accountants, as the Auditors of the
 Company, who have announced Mr. Johan Kronberg, APA,
 to be the Auditor with principal responsibility

PROPOSAL #16.: Amend Article 9 of the Articles of                          ISSUER          YES          FOR               FOR
Association

PROPOSAL #17.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide about the issuance of new B shares; the new B
shares could be issued against payment in a directed
issue either to the Company's shareholders in
proportion to their existing shareholdings regardless
 of whether they consist of A or B shares, or,
deviating from the shareholder's pre-emptive right,
in order for the issued shares to be used as
consideration in possible company acquisitions, other
 company business arrangements, or to finance
investments; the Company must have a weighty
financial reason for deviating from the pre-emptive
right; the number of new B shares issued could be
20,000,000 at the maximum; the subscription price of
the new shares would be recognized in the reserve of
invested non-restricted equity; the authorization
would also include an authorization for the Board of
Directors to decide about share subscription price,
to issue shares against non-cash consideration, and
to decide about other matters relating to share
issues; [Authority would be valid until 30 MAR 2012];
 the validity of the share issue authorization in
force at the date of this notice will expire on 26

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KEYENCE CORPORATION
  TICKER:                N/A             CUSIP:     J32491102
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations,  Expand
Business Lines, Adopt Restriction to the Rights for
Odd-Lot Shares

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIKKOMAN CORPORATION
  TICKER:                N/A             CUSIP:     J32620106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve the Plan for an Incorporation-                       ISSUER          YES          FOR               FOR
Type Company Split

PROPOSAL #3.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines,  Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINDEN CORPORATION
  TICKER:                N/A             CUSIP:     J33093105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #3: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGBOARD CHEM HLDGS LTD
  TICKER:                N/A             CUSIP:     G52562140
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the Directors' report and the
Independent Auditor's report thereon for the YE 31

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Chan Wing Kwan as an                           ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.B: Re-elect Ms. Cheung Wai Lin, Stephanie                      ISSUER          YES          FOR               FOR
 as an Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Henry Tan as an                                ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #3.D: Re-elect Mr. Lai Chung Wing, Robert as                      ISSUER          YES          FOR               FOR
 an Independent Non-executive Director of the Company

PROPOSAL #3.E: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditor and authorize                         ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [Directors] to allot, issue or otherwise deal with
additional shares of the Company [Shares] or
securities convertible into Shares, or options,
warrants or similar rights to subscribe for any
Shares, and to make or grant offers, agreements and
options which might require the exercise of such
power be and is hereby generally and unconditionally
during and after the end  of the relevant period, not
 exceeding 20% of the aggregate nominal of the issued
 share capital of the Company otherwise than pursuant
 to: i) a Rights Issue; ii) the exercise of rights of
 subscription or conversion under the terms of any
warrants issued by the Company or any securities
which are convertible into Shares; iii) the exercise
of any option scheme or similar arrangement; or iv)
any scrip dividend or similar arrangement providing
for the allotment of Shares in lieu of the whole or
part of a dividend on Shares in accordance with the
Articles of Association of the Company ; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is  required
 by any applicable laws or the Articles of
Association of the Company to be held]

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [Directors] during the relevant period to repurchase
 shares of the Company [Shares] or securities
convertible into Shares on The Stock Exchange of Hong
 Kong Limited [Stock Exchange] or on any other stock
exchange on which the securities of the Company may
be listed and recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange under the Hong Kong Code on Share
Repurchases and, subject to and in accordance with
all applicable laws and regulations, the aggregate
nominal amount of the securities which may be
repurchased by the Company pursuant to paragraph (a)
of this Resolution during the relevant period shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue at the date of
 the passing of this Resolution and the approval
granted under paragraph (a) of this Resolution shall
be limited accordingly; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is  required by any
applicable laws or the Articles of Association of the

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5A and 5B, the general mandate granted
 to the Directors of the Company to allot, issue or
otherwise deal with shares of the Company pursuant to
 Resolution 5A above be extended by the addition to
the aggregate nominal amount of the shares of the
Company of an amount representing the aggregate
nominal amount of the share capital of the Company
repurchased by the Company under the authority
granted pursuant to Resolution 5B above, provided
that such amount shall not exceed 10% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of the passing of this

PROPOSAL #S.6: Amend the Articles 2, 7, 54(A), 60,                         ISSUER          YES          FOR               FOR
63, 64, 65, 66, 67, 68, 69, 70, 72, 78, 79, 145, 146,
 147, 148, 149, 150 and 151 of the Articles of
Association of the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGBOARD CHEM HLDGS LTD CAYMAN IS
  TICKER:                N/A             CUSIP:     G52562140
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the existing Share Option                       ISSUER          YES        AGAINST           AGAINST
Scheme for Employees of the Company which was adopted
 on 02 JUL 2002 be terminated with effect from the
conclusion of this Meeting; subject to the grant by
The Stock Exchange of Hong Kong Limited of the
listing of and permission to deal in the ordinary
shares in the capital of the Company with a par value
 of HKD 0.1 each to be issued and allotted by the
Company under the share option scheme of the Company
[the Scheme] [with such grant being limited to 10% of
 the issued share capital of the Company as at the
date of adoption of the Scheme]; and authorize the
Board of Directors of the Company to grant options to
 subscribe shares in the Company and to issue and
allot shares in the capital of Company pursuant to
the exercise of the options so granted in accordance
with the rules of the Scheme, and to administer the
Scheme in accordance with its terms and take all
necessary actions incidental thereto as they deem fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGFISHER PLC
  TICKER:                N/A             CUSIP:     G5256E441
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Annual Report and                      ISSUER          YES          FOR               FOR
 Accounts for 2009

PROPOSAL #2.: Approve the Directors' Remuneration                          ISSUER          YES          FOR               FOR
Report for 2009

PROPOSAL #3.: Grant authority for the payment of the                       ISSUER          YES          FOR               FOR
final dividend

PROPOSAL #4.: Elect Mr. Kevin O'Byrne as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Phil Bentley as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. John Nelson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Michael Hepher as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #10.: Approve to increase in authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #11.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Authorize the Company to make                               ISSUER          YES          FOR               FOR
political donations

PROPOSAL #S.13: Approve to disapply pre-emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.15: Grant authority for the calling of a                       ISSUER          YES          FOR               FOR
general meeting, other than an AGM, on 14 days' notice

PROPOSAL #S.16: Grant authority for the deletion of                        ISSUER          YES          FOR               FOR
the Company's objects with effect from 01 OCT 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINTETSU CORPORATION
  TICKER:                N/A             CUSIP:     J33136128
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIRIN HOLDINGS COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     497350108
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLEPIERRE (EX-COMPAGNIE FONCIERE KLEPIERRE), PARIS
  TICKER:                N/A             CUSIP:     F5396X102
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.25 per share

PROPOSAL #O.5: Approve the Stock Dividend Program                          ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Re-elect Mr. Bertrand Jacquillat as a                       ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Re-elect Mr. Bertrand Letamendia as a                       ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.8: Re-elect Mr. Philippe Thel as a                             ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Appoint Mr. Michel Clair as a                               ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Appoint Mrs. Sarah Roussel as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.11: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 10% of issued share capital

PROPOSAL #E.12: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 60
millions

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 60
millions

PROPOSAL #E.15: Authorize the Board to set issue                           ISSUER          YES        AGAINST           AGAINST
price annually for 10% of issued capital per year
pursuant to issue authority without preemptive rights

PROPOSAL #E.16: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
issuances with or without preemptive rights submitted
 to shareholder vote

PROPOSAL #E.17: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.18: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserve of up to EUR 100 million
for bonus issue or increase in par value

PROPOSAL #E.19: Approve the employee saving related                        ISSUER          YES          FOR               FOR
Share Purchase Plan

PROPOSAL #E.20: Grant authority up to 0.5% of issued                       ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.21: Grant authority up to 1% of issued                         ISSUER          YES          FOR               FOR
capital for use in Stock Option Plan

PROPOSAL #E.22: Approve to set Global Limit for                            ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 100 million

PROPOSAL #E.23: Grant authority for the filling of                         ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOBE STEEL,LTD.
  TICKER:                N/A             CUSIP:     J34555144
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOMATSU LTD.
  TICKER:                N/A             CUSIP:     J35759125
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations,   Adopt
Reduction of Liability System for Outside Directors,
Adopt Reduction of Liability System for Outside
Auditors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Giving the Board of Directors the                            ISSUER          YES          FOR               FOR
Authority to Issue Stock Acquisition Rights as Stock
Options to Employees of the Company and Directors of
Major Subsidiaries of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONAMI CORPORATION
  TICKER:                N/A             CUSIP:     J35996107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONE OYJ
  TICKER:                N/A             CUSIP:     X4551T105
  MEETING DATE:          2/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Adopt the accounts                                          ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Approve the actions on profit or loss                       ISSUER          YES          FOR               FOR
Board's proposal to pay a dividend of EUR 0.65 per
share

PROPOSAL #1.3: Grant discharge from liability                              ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Approve the number of Board Members                         ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Approve the remuneration of Board                           ISSUER          YES          FOR               FOR
Members

PROPOSAL #1.6: Approve the number of Auditor[s]                            ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditor[s]

PROPOSAL #1.8: Elect Messrs. M. Alahuhta, A. Brunila,                      ISSUER          YES        AGAINST           AGAINST
 R. Hanhinen, A. Herlin, S. Hamalainen-Lindfors, J.
Kaskeala, S. Kimura and S. Pietikainen as the Board
Members and Mr. J. Herlin as the Deputy Member

PROPOSAL #1.9: Elect the Auditor[s]                                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
decide on acquiring Company's own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONICA MINOLTA HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J36060119
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE AHOLD NV
  TICKER:                N/A             CUSIP:     N0139V142
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Corporate Executive Board                      ISSUER          NO           N/A               N/A
 for financial year 2008

PROPOSAL #3: Explanation of policy on additions to                         ISSUER          NO           N/A               N/A
reserves and dividend

PROPOSAL #4.: Adopt the 2008 financial statements                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the dividend over financial                          ISSUER          YES          FOR               FOR
year2008

PROPOSAL #6.: Grant discharge of liability of the                          ISSUER          YES          FOR               FOR
Members of the Corporate Executive Board

PROPOSAL #7.: Grant discharge of liability of the                          ISSUER          YES          FOR               FOR
Members of the Supervisory Board

PROPOSAL #8.: Appoint Mr. L Benjamin as a Member of                        ISSUER          YES          FOR               FOR
the Corporate Executive Board, with effect from 28
APR 2009

PROPOSAL #9.: Appoint Mrs. S.M. Shern for a new term                       ISSUER          YES          FOR               FOR
as a Member of the Supervisory Board, with   effect
from 28 APR 2009

PROPOSAL #10.: Appoint Mr. D.C. Doijer for a new term                      ISSUER          YES          FOR               FOR
 as a Member of the Supervisory Board, with effect
from 28 APR 2009

PROPOSAL #11.: Appoint Mr. B.J Noteboom as a Member                        ISSUER          YES          FOR               FOR
of the Supervisory Board, with effect from 28 APR 2009

PROPOSAL #12.: Appoint Deloitte as the Accountants                         ISSUER          YES          FOR               FOR
B.V. as a External Auditors of the Company for
financial year 2009

PROPOSAL #13.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to issue common shares or grant

PROPOSAL #14.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to restrict or exclude

PROPOSAL #15.: Authorize the Corporate Executive                           ISSUER          YES          FOR               FOR
Board for a period of 18 months, that is until and
including 28 OCT 2010 to acquire shares

PROPOSAL #16.: Approve to cancel common shares in the                      ISSUER          YES          FOR               FOR
 share capital of the Company held or to be acquired
by the Company

PROPOSAL #17.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE BOSKALIS WESTMINSTER NV
  TICKER:                N/A             CUSIP:     N14952266
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: The discussion of the annual report of                       ISSUER          NO           N/A               N/A
the Board of Management relating to the Company's
affairs and Management activities in the 2008 FY

PROPOSAL #3.A: Adopt the financial statements for the                      ISSUER          NO           N/A               N/A
 2008 FY

PROPOSAL #3.B: Discussion of the Report of the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.A: Appropriation of the profit for 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #4.B: Approve the dividend proposal                               ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Management in respect of their Management
activities over the past FY

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board for their Supervision of the
Management activities of the Board of Management
during the past FY

PROPOSAL #7.i: Announcement of the vacancies on the                        ISSUER          NO           N/A               N/A
Supervisory Board and of the right of recommendation
of the general meeting of shareholders

PROPOSAL #7.ii: Approve the decision not to have the                       ISSUER          NO           N/A               N/A
general meeting of shareholders make recommendations
to nominate Members of the Supervisory Board

PROPOSAL #7iiiA: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. H. Heemskerk as a Member of
the Supervisory Board

PROPOSAL #7iiiB: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. M. Niggebrugge as a Member of
 the Supervisory Board

PROPOSAL #8.: Authorize the Board of Management to                         ISSUER          NO           N/A               N/A
acquire shares in the capital of the Company

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE DSM NV
  TICKER:                N/A             CUSIP:     N5017D122
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Annual report for 2008 by the Managing                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #3.: Adoption of the financial statements                         ISSUER          NO           N/A               N/A
for 2008

PROPOSAL #4.a: Reserve policy and dividend policy                          ISSUER          NO           N/A               N/A

PROPOSAL #4.b: Adoption of the dividend for 2008                           ISSUER          NO           N/A               N/A

PROPOSAL #5.a: Release from liability of the Members                       ISSUER          NO           N/A               N/A
of the Managing Board

PROPOSAL #5.b: Release from liability of the Members                       ISSUER          NO           N/A               N/A
of the Supervisory Board

PROPOSAL #6.a: Re-appointment of Mr. P. Hochuli as a                       ISSUER          NO           N/A               N/A
Member of the Supervisory Board

PROPOSAL #6.b: Re-appointment of Mr. C. Sonder as a                        ISSUER          NO           N/A               N/A
Member of the Supervisory Board

PROPOSAL #7.: Withdrawn                                                    ISSUER          NO           N/A               N/A

PROPOSAL #8.a: Extension of the period during which                        ISSUER          NO           N/A               N/A
the Managing Board is authorized to issue ordinary
shares

PROPOSAL #8.b: Extension of the period during which                        ISSUER          NO           N/A               N/A
the Managing Board is authorized to limit or exclude
the preferential right when issuing ordinary shares

PROPOSAL #9.: Authorization of the Managing Board to                       ISSUER          NO           N/A               N/A
have the Company repurchase shares

PROPOSAL #10.: Reduction of the issued capital by                          ISSUER          NO           N/A               N/A
cancelling shares

PROPOSAL #11.: Amendment to Articles of Association                        ISSUER          NO           N/A               N/A

PROPOSAL #12.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE KPN NV
  TICKER:                N/A             CUSIP:     N4297B146
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report by the Board of Management for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #3.: Adopt Koninklijke KPN N.V.'s financial                       ISSUER          NO           N/A               N/A
statements for the FY 2008

PROPOSAL #4.: Under this agenda item the Board of                          ISSUER          NO           N/A               N/A
Management will give an explanation of the financial,
 dividend and reservation policy of Koninklijke KPN
N.V., as outlined in the annual report over the FY

PROPOSAL #5.: Approve to allocate an amount of EUR                         ISSUER          NO           N/A               N/A
312 million out of the profit to the other reserves;
the remaining part of the profit over 2008, amounting
 to EUR 1,020 million, is available for distribution
as dividend; in August 2008, an interim dividend of
EUR 0.20 per ordinary share was paid to all holders
of ordinary shares, amounting to a total of EUR 344
million therefore, the remaining part of the profit
over 2008, which is available for distribution as
final dividend, amounts to EUR 676 million; to
determine the total dividend over 2008 at EUR 0.60
per ordinary share, after deduction of the interim
dividend of EUR 0.20 per ordinary share, the final
dividend will be EUR 0.40 per ordinary share, subject
 to the provisions of Article 37 of the Articles of
Association, the 2008 final dividend will become
payable as of 21 APR 2009, which is 8 working days
after the date of the general meeting of Shareholders

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board Management from all liability in relation to
the exercise of their duties in the FY 2008, to the
extent that such exercise is apparent from the
financial statements or has been otherwise disclosed
to the general meeting of Shareholders prior to the
approval of the financial statements

PROPOSAL #7.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board from all liability in relation to
the exercise of their duties in the FY 2008, to the
extent that such exercise is apparent from the
financial statements or has been otherwise disclosed
to the general meeting of Shareholders prior to the
approval of the financial statements

PROPOSAL #8.: Appoint PricewaterhouseCoopers                               ISSUER          NO           N/A               N/A
Accountants N.V., to the audit financial statements
for the FY 2009 as the Auditor

PROPOSAL #9.: Opportunity to make recommendations for                      ISSUER          NO           N/A               N/A
 the appointment of Mr. A.H.J. Risseeuw and Mrs. M.E.
 Van Lier Lels are due to step down from the
Supervisory Board at the end of this general meeting
of Shareholders as they have reached the end of their
 4 year term of office, Mr. Eustace stepped down at
the 2008 AGM and decided not to stand for
reappointment, the Supervisory Board's intention to
fill in the vacancy at this AGM was announced during
last year's general meeting of shareholders, the
vacancies arising must be filled in accordance with
the profile of the Supervisory Board, in particular,
candidates should either have extensive knowledge of
and expertise in financial and auditing matters, on
relevant technology, and/or on public policy,
furthermore, candidates should have sufficient
experience in (inter) national business, Mr. Risseeuw
 and Mrs. Van Lier Lels have both indicated their
availability for reappointment; the general meeting
of Shareholders has the opportunity to put forward
recommendations for the vacancies

PROPOSAL #10.: Re-appoint Mr. A.H.J. Risseeuw as a                         ISSUER          NO           N/A               N/A
Member of the Supervisory Board, the Board of
Management and the Central Works Council support the
nomination, Mr. Risseeuw complies with the
requirements of the profile of the Supervisory Board
and the specific requirements as specified in
particular as to his extensive experience in and
knowledge of telecommunications / ICT industries, it
is therefore proposed to the general meeting of
Shareholders to appoint Mr. Risseeuw in accordance
with this nomination; the details required under the
Article 142 [3] of Book 2 of the Dutch Civil Code are
 attached to these notes

PROPOSAL #11.: Re-appoint Mrs. M.E. Van Lier Lels as                       ISSUER          NO           N/A               N/A
a Member of the Supervisory Board, the nomination for
 this position was subject to the enhanced right of
recommendation of the Central Works Council, which
recommended Mrs. Van Lier Lels nomination, the Board
of Management also supports the nomination. Mrs. Van
Lier Lels complies with the requirements of the
profile of the Supervisory Board and the specific
requirements as specified in particular as to her
extensive knowledge of and experience with relations
between all stakeholders within large companies and
her involvement in major developments in Dutch
society from both a social economic and a political
perspective it is therefore proposed to the general
meeting of Shareholders to appoint Mrs. Van Lier Lels
 in accordance with this nomination the details
required under Article 142 [3] of Book 2 of the Dutch
 Civil Code are attached to these notes

PROPOSAL #12.: Appoint Mr. R.J. Routs former                               ISSUER          NO           N/A               N/A
executive Board Member at Royal Dutch Shell Plc, as a
 Member of Supervisory Board, the Board of Management
 and the Central Works Council support the
nomination, Mr. Routs complies with the requirements
of the profile of the Supervisory Board and the
specific requirements as specified in particular as
to his technical background and his broad experience
in managing a leading international Company, it is
therefore proposed to the general meeting of
Shareholders to appoint Mr. Routs in accordance with
this nomination the details required under Article
142 [3] of Book 2 of the Dutch Civil Code are

PROPOSAL #13.: Appoint Mr. D.J. Haank, Chief                               ISSUER          NO           N/A               N/A
Executive Officer of Springer Science+Business Media,
 as a Member of the Supervisory Board, the Board of
Management and the Central Works Council support the
nomination, Mr. Haank complies with the requirements
of the profile of the Supervisory Board and the
specific requirements as specified, in particular as
to his knowledge of and experience with the
application of ICT/Internet in the international
publishing business, it is therefore proposed to the
general meeting of Shareholders to appoint Mr. Haank
in accordance with this nomination the details
required under Article 142 [3] of Book 2 of the Dutch
 Civil Code are attached to these notes

PROPOSAL #14.: At the closure of the AGM of                                ISSUER          NO           N/A               N/A
shareholders in 2010, Mr. D.I. Jager will step down
since he has then reached the end of his 4 year term
of office

PROPOSAL #15.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
acquire the Company's own ordinary shares, the number
 of shares to be acquired shall be limited by the
maximum percentage of shares that the Company by law
or by virtue of its Articles of Association may hold
in its own capital at any moment, taking into account
 the possibility to cancel the acquired shares as
proposed under agenda item 16 in practice, this will
mean that the Company may acquire up to 10% of its
own issued shares, cancel these shares, and acquire a
 further 10% the shares may be acquired on the stock
exchange or through other means at a price per share
of at least EUR 0.01 and at most the highest of the
Quoted Share Price plus 10% and, if purchases are
made on the basis of a programme entered into with a
single counterparty or using a financial
intermediary, the average of the Volume Weighted
Average Share Prices during the course of the
programme the Quoted Share Price is defined as the
average of the closing prices of KPN shares as
reported in the official price list of Euronext
Amsterdam N.V. over the 5 trading days prior to the
acquisition date the Volume Weighted Average Share
Price is defined as the volume weighted average price
 of trades in KPN shares on Euronext Amsterdam N.V.
between 9:00 am (CET) and 5:30 pm (CET) adjusted for
block, cross and auction trades resolutions to
acquire the Company's own shares are subject to the
approval of the Supervisory Board [Authority expire
after a period of 18 months or until 07 OCT 2010]

PROPOSAL #16.: Approve to reduce the issued capital                        ISSUER          NO           N/A               N/A
through cancellation of shares, the number of shares
that will be cancelled following this resolution,
will be determined by the Board of Management it is
restricted to a maximum of 10% of the issued capital
as shown in the annual accounts for the FY 2008 only
shares held by the Company may be cancelled each time
 the amount of the capital reduction will be stated
in the resolution of the Board of Management that
shall be filed at the Chamber of Commerce in The
Hague furthermore, it is proposed to cancel the
shares that the Company has acquired until 03 APR
2009, inclusive in the context of its current share
repurchase program, which number will be reported at

PROPOSAL #17.: Any other business and closure of the                       ISSUER          NO           N/A               N/A
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUBOTA CORPORATION
  TICKER:                N/A             CUSIP:     J36662138
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Reduce Board
Size to 10, Adopt an Executive Officer System

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors

PROPOSAL #6.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate  Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUEHNE & NAGEL INTL AG
  TICKER:                N/A             CUSIP:     H4673L145
  MEETING DATE:          12/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Karl Gernandt to the                               ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #2.: Approve to fix an extraordinary dividend                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUEHNE + NAGEL INTERNATIONAL AG,  NAGEL INTERNATIO
  TICKER:                N/A             CUSIP:     H4673L145
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts and accounts of the Group for 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.A: Re-elect Mr. Hans-Joerg Hager as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.B: Re-elect Dr. Joachim Hauser as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.C: Re-elect Mr. Klaus-Michael Kuehne as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #4.D: Re-elect Dr. Georg Obermeier as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.E: Re-elect Dr. Thomas Staehelin as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Elect [KPMG AG, Zuerich] as the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #6.A: Amend the By-Laws regarding the shares                      ISSUER          YES          FOR               FOR
 certificates

PROPOSAL #6.B: Amend the By-Laws regarding the                             ISSUER          YES          FOR               FOR
election procedures of the Members of the Board of
Directors

PROPOSAL #6.C: Amend the By-Laws regarding the                             ISSUER          YES          FOR               FOR
election of the Auditors

PROPOSAL #6.D: Amend the By-Laws regarding the                             ISSUER          YES          FOR               FOR
qualified majority

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KURARAY CO.,LTD.
  TICKER:                N/A             CUSIP:     J37006137
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KURITA WATER INDUSTRIES LTD.
  TICKER:                N/A             CUSIP:     J37221116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYOCERA CORPORATION
  TICKER:                N/A             CUSIP:     J37479110
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and Corporate Auditor

PROPOSAL #7.: Approve Retirement Allowance for                             ISSUER          YES          FOR               FOR
Retiring Directors, and Payment of Accrued Benefits
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYOWA HAKKO KIRIN CO.,LTD.
  TICKER:                N/A             CUSIP:     J38296117
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Change Fiscal
 Year End to Dec. End

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plan for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KYUSHU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J38468104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Allow Use of Electronic Systems for Public
Notifications, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (1) Require establishment of a committee for
aging nuclear power plants

PROPOSAL #7.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (2) Require declaration of no additional nuclear
power plants

PROPOSAL #8.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (3) Require freezing plutonium thermal use plan

PROPOSAL #9.: Shareholders' Proposals: Amend Articles                      ISSUER          YES        AGAINST             FOR
 to (4) Require establishment of a committee to
revise nuclear fuel cycle

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LADBROKES PLC
  TICKER:                N/A             CUSIP:     G5337D107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the reports of the                         ISSUER          YES          FOR               FOR
Directors and the Auditor and the accounts of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve to declare the final dividend                        ISSUER          YES          FOR               FOR
of 9.05p on each of the ordinary shares entitled
thereto in respect of the YE 31 DEC 2008

PROPOSAL #3.: Appoint Mr. P. Erskine as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires in accordance with the
Articles of Association

PROPOSAL #4.: Appoint Mr. R. J. Ames as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires in accordance with the
Articles of Association

PROPOSAL #5.: Re-appoint Mr. N. M. H. Jones a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association

PROPOSAL #6.: Re-appoint Mr. J. P. O'Reilly as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association

PROPOSAL #7.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditor to the Company and authorize the Directors to
 agree the remuneration of the Auditor

PROPOSAL #8.: Receive the 2008 Directors'                                  ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #9.: Authorize the Company, for the purposes                      ISSUER          YES          FOR               FOR
 of Section 366 of the Companies Act 2006
[authorizations required for donations or
expenditure] and all Companies that are subsidiaries
of the Company at any time during the period for
which this resolution has effect to: (i) make
political donations to political parties or
independent election candidates not exceeding GBP
50,000 in total; (ii) make political donations to
political organizations other than political parties
not exceeding GBP 50,000 in total; and (iii) incur
political expenditure not exceeding GBP 50,000 in
total, provided that the aggregate amount of any such
 donations and expenditure shall not exceed GBP
50,000 during the period beginning with the date of
the passing of this resolution and ending on the date
 of the AGM of the Company to be held in 2010 or, if
earlier, on 30 JUN 2010; for the purpose of this
resolution the terms political donations, independent
 election candidates, political organizations and
political expenditure have the meanings set out in
Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.10: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163 of the Companies Act 1985] of
up to 60,063,870 ordinary shares of 28 1/3p each of
the Company, at a minimum price which may be paid for
 the ordinary share 28 1/3p per share and the maximum
 price which may be paid for an ordinary share is an
amount equal to 105% of the average of the middle
market quotations for an ordinary share derived from
the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires at
earlier of the conclusion of the AGM of the Company
to be held 2010 or 30 JUN 2010]; and the Company may
make a contract to purchase shares after the expiry
of this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #11.: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
of the Company by GBP 34,000,000 from GBP 253,000,000
 to GBP 287,000,000 by the creation of 120,000,000
additional new ordinary shares of 28 1/3p each in the
 capital of the Company

PROPOSAL #12.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the Companies Act 1985, to
allot relevant securities [with in the meaning of
that Section] up to an aggregate nominal amount of
GBP 56,776,939; [Authority expires earlier of the
conclusion of the AGM of the Company held in 2010 or
on 30 JUN 2010]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.13: Authorize the Directors, to allot                          ISSUER          YES          FOR               FOR
equity securities [Section 94 of the Companies Act
1985[the Act]] pursuant to the authority for the
purposes of Section 80 of the Act conferred by the
ordinary resolution set out as Resolution No.12 at
the notice of 2009 AGM of the Company and passed at
the 2009 AGM of the Company and to sell equity
securities which immediately before the sale are held
 by the Company as treasury shares[Section 162A of
the Act] in each case, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to: a) the allotment or
sale of equity securities up to an aggregate nominal
amount of GBP 8,509,048; b) the allotment or sale of
equity securities up to an aggregate nominal amount
of GBP 56,776,939 in connection with a rights issue
or other issue in favor of ordinary shareholders;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2010 or 30 JUN
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.14: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, in addition to the authority conferred on
the Directors by Resolution 12 as set out in the
Notice of the 2009 AGM of the Company: (a) authorized
 for the purposes of Section 80 of the Companies Act
1985 (the Act) to allot relevant securities [within
the meaning of that section] up to an aggregate
nominal amount of GBP 56,776,939 in connection with a
 rights issue; and (b) empowered to allot equity
securities [as defined by section 94 of the Act]
pursuant to the authority for the purposes of section
 80 of the Act conferred by this resolution and to
sell equity securities which immediately before the
sale are held by the Company as treasury shares [as
defined in section 162A of the Act] in each case as
if section 89(1) of the Act did not apply to such
allotment or sale provided that this power shall be
limited to the issue of equity securities in
connection with a rights issue, [Authority shall
expire at the conclusion of the AGM of the Company to
 be held in 2010 or if earlier, on 30 JUN 2010] save
that the Company may before the expiry of this
authority make an offer or agreement which would or
might require relevant securities of the company to
be allotted after its expiry and the Directors may
allot relevant securities pursuant to such an offer
or agreement as if the authority in this resolution

PROPOSAL #15.: Approve the term of the Ladbrokes plc                       ISSUER          YES          FOR               FOR
international Share Option Scheme be extended for a
further 10 years until 2019 and authorize the
Directors of the Company to do all acts and things
necessary to put the extension of the scheme into
effect

PROPOSAL #S.16: Approve to cancel the share premium                        ISSUER          YES          FOR               FOR
account of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAFARGE SA, PARIS
  TICKER:                N/A             CUSIP:     F54432111
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 the share capital up to a maximum nominal a mount of
 EUR 375,000,000.00, i.e. 375,000,000 shares, by
issuance, with the shareholders preferred
subscription rights maintained, of ordinary shares to
 be subscribed either in cash or by the offsetting of
 debts, either by way of capitalizing reserves,
profits, or premiums [Authority expires at the end of
 26 month period] and to grant all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #2.: Approve the Resolution number 1 being                        ISSUER          YES          FOR               FOR
adopted, the shareholders meeting resolves to cancel
the delegations granted by Resolution numbers 12, 13
and 14 of the combined shareholders' meeting of 03
MAY 2007

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, in favour of employees and
former employees of the Company who are members of a
Company Savings Plan [Authority expires at the end of
 26 month period] and for a nominal amount that shall
 not exceed EUR 23,000,000.00 the shareholder's
meeting decides to cancel the shareholder's
preferential subscription rights in favour of the
beneficiaries mentioned above it supersedes the
fraction unused of the earlier delegation to the same
 effect the shareholder's meeting delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #4.: Grants full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAFARGE SA, PARIS
  TICKER:                N/A             CUSIP:     F54432111
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive reports of the Board of                             ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Directors and
 the auditors, approves the Company's financial
statements for the year 2008, as presented, showing
net earnings for the financial year of EUR
780,352,041.06

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approves the consolidated
 financial statements for the said financial year, in
 the form presented to the meeting, showing net
earnings (group share)for the financial year of EUR
1,598,000,000.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
financial year: EUR 780,352,041.06 prior retained
earnings: EUR 1,895,675,106.33 total: EUR
2,676,027,147.39 allocation: legal reserve: EUR
7,444,556.80 first dividend (5 % of the share par
value): EUR 38,959,948.20 additional dividend(total
dividend minus first dividend): EUR 350,639,533.80
maximum amount of the 10 % increase: EUR 3,053,245.80
 total dividends: EUR 392,652,727.80 retained
earnings: EUR 2,275,929,862.79 total allocations: EUR
 2,676,027,147.39 the shareholders will receive a
normal dividend of EUR 2.00 per share and a loyalty
dividend of EUR 2.20 per share, and will entitle to
the 40 % deduction provided by the French general tax
 code this dividend will be paid on 06 JUL 2009 as
required by law, it is reminded that, for the last
three financial years, the dividends paid, were as
follows: normal dividend: EUR 2.55 for FY 2005
loyalty dividend: EUR 2.80 for fiscal year 2005
normal dividend: EUR 3.00 for FY 2006 loyalty
dividend: EUR 3.30 for FY 2006 normal dividend: EUR
4.00 for FY 2007 loyalty dividend: EUR 4.40 for FY

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
auditors in accordance with Article l.225-40 of the
French commercial code on agreements governed by
Articles L.225-38 ET seq. of the French commercial
code, approves said report and the agreements
referred to therein, excepting the one mentioned in

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
auditors in accordance with Article l.225-40 of the
french commercial code on agreements governed by
articles l.225-38 et seq. of the French commercial
code, approves the agreement mentioned in paragraph
A.2.A referred to therein

PROPOSAL #O.6: Appoint Mr. Bruno Lafont as a Director                      ISSUER          YES          FOR               FOR
 for a 4-year period

PROPOSAL #O.7: Appoint Mr. Jean-Pierre Boisivon as a                       ISSUER          YES          FOR               FOR
director for a 4-year period

PROPOSAL #O.8: Appoint Mr. Michel Bon as Director for                      ISSUER          YES        AGAINST           AGAINST
 a 4-year period

PROPOSAL #O.9: Appoint Mr. Philippe Charrier as a                          ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.10: Appoint Mr. Bertrand Collomb as a                          ISSUER          YES        AGAINST           AGAINST
Director for a 4-year period

PROPOSAL #O.11: Appointment of Mr. Oscar Fanjul as a                       ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.12: Appoint Mr. Juan Gallardo as a                             ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.13: Appoint Mrs. Helene Ploixas as a                           ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.14: Authorizes the Board of Directors to                       ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 80.00, maximum number of shares
to be acquired: 5 % of the share capital, maximum
number of shares to be detained by the Company at any
 time: 10 % of the share capital, maximum funds
invested in the share buybacks: EUR 500,000,000.00
this [authorization is given for an 18-month period]
it supersedes the one granted by the tenth resolution
 of the shareholders' meeting of may 7, 2008 the
shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #E.15: Authority to the Board of Directors                        ISSUER          YES          FOR               FOR
to decide on one or more capital increases, in France
 or abroad, by issuance, with the shareholders
preferred subscription rights maintained, of shares
and securities giving access to the capital the
maximal nominal amount of capital increases to be
carried out under this delegation of authority shall
not exceed EUR 380,000,000.00, I.E. 95,000,000 shares
 the maximum amount of the capital increases to be
carried out under this delegation of authority is
common with resolutions 15 to 19 the nominal amount
of debt securities issued shall not exceed EUR
8,000,000,000.00 this amount shall count against the
overall value set forth in resolution 20 or against
the overall value set forth in any later resolution
to the same effect the present delegation is given
for a 26-month period It supersedes the fraction
unused of any and all earlier delegations to the same
 effect; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Authorize to the Board of Directors                        ISSUER          YES          FOR               FOR
to decide on one or more capital increases, in France
 or abroad, by way of a public offering, by issuance,
 with cancellation of the shareholders' preferred
subscription rights, of shares and securities giving
access to the capital the total nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
152,000,000.00, I.E. 38,000,000 shares the maximum
amount of the capital increases to be carried out
under this delegation of authority shall count
against the overall value set forth in resolution 15
or against the overall value which could be set forth
 in any later resolution to the same effect the
nominal amount of debt securities issued shall not
exceed EUR 8,000,000,000.00 this amount shall count
against the overall value set forth in resolution 20,
 subject to the adoption of this present resolution
or against the overall value which could be set forth
 in any later resolution to the same effect the
present delegation is given for a 26-month period it
supersedes the fraction unused of any and all earlier
 delegations to the same effect; to take all
necessary measures and accomplish all necessary

PROPOSAL #E.17: Authority to the Board of Directors                        ISSUER          YES          FOR               FOR
the authority to decide on one or more capital
increases, in France or abroad, unused of any and all
 earlier delegations to the same effect the present
[authorization is granted for a 26-month] period
resolution 24 to grant, for free, on one or more
occasions, existing or future shares, in favor of the
 employees of the Company and related companies they
may not represent more than 1 % of the share capital
this amount shall count against the ceiling related
to the options to subscribe shares set forth in
resolution 23, which will form a global ceiling for
the whole allocations carried out under the
resolutions 23 and 24 this delegation of powers
supersedes the fraction unused of any and all earlier
 delegations to the same effect the present
delegation is given for a 26-month period the
shareholders' meeting delegates all powers by
issuance, by one or more offers governed by article
l.411-2 II of the financial and monetary code, with
cancellation of the shareholders preferred
subscription rights, of shares and securities giving
access to the capital the total amount of capital
increases to be carried out under this delegation of
authority shall not exceed the overall value set
forth in resolution 16 or any later resolution to the
 same effect the nominal amount of debt securities
issued shall not exceed EUR 8,000,000,000.00. this
amount shall count against the overall value set
forth in resolution 20 or against the overall value
set forth in any later resolution to the same effect
the present delegation is given for a 26-month period
 it supersedes the fraction unused of any and all
earlier delegations to the same effect the
shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and

PROPOSAL #E.18: Authorize to the Board of Directors                        ISSUER          YES          FOR               FOR
to increase the share capital, without shareholders'
preferential subscription rights, up to EUR
120,000,000.00, i.e. 30,000,000 shares, which
represents 15.40 % of to the board of directors to
take all necessary measures and accomplish all
necessary formalities resolution 25 the shareholders'
 meeting authorizes the Board of Directors to
increase the share capital, on one or more occasions,
 in favour of members of one or few Company savings
plans this delegation is given for a 26-month period
and for a maximum nominal amount that shall not
exceed EUR 23,000,000.00 this delegation of powers
supersedes the fraction of any and all earlier
delegations to the same effect the shareholders
meeting delegates all powers to the Board of
Directors to take all necessary measures and
accomplish all necessary formalities resolution 26
the shareholders' meeting delegates all powers to the
 Board of Directors to increase on one or more
occasions, in france or abroad, the share capital up
to a maximum nominal amount of EUR 23,000,000.00, by
issuance of ordinary shares or securities giving
access to the share capital, in favour of 'foreign
employees of the company and any other related
entities the use of such delegation of authority
shall count against the maximum nominal amount of
capital increase set forth in resolution 25 the
present delegation is given for an 18-month period
the share capital, by way of issuing ordinary shares
or securities giving access to the capital, in
consideration for the contributions in kind granted
to the company and comprised of capital securities or
 securities giving access to share capital the
nominal amount of capital increases carried out under
 this present resolution shall count against the
overall nominal value of EUR 152,000,000.00 set forth
 in resolution 16 related to the share capital
increases without preferential subscription rights,
and against the overall value set forth in resolution
 15 or against the overall value set forth in
resolutions to the same effect the nominal amount of
debt securities issued shall not exceed EUR
8,000,000,000.00.the amount of issues to be carried
out under this present resolution shall count against
 the overall value set forth in resolution 20,
subject to the adoption of this present resolution,
or against the overall value set forth in any later
resolution to the same effect [authorization is
granted for a 26-month period] this delegation of

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
take all necessary measures and accomplish all
necessary formalities resolution 27 the shareholders'
 meeting grants full powers to the bearer of an
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law that the Board of
 Directors may decide to increase the number of
securities to be issued in the event of a capital
increase with or without preferential subscription
right of shareholders, within 30 days of the closing
of the subscription period, up to a maximum of 15%
of the initial issue and at the same price the
nominal amount of capital increases decided under the
 present resolution shall count against the overall
amount related to the initial issue and against the
overall ceiling set forth in resolution 15, or
against the ceilings set forth in any later
resolution to the same effect this delegation is

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France and, or
abroad, the share capital up to a maximum nominal
amount of EUR 8,000,000,000.00,by issuance of bonds
or other similar instruments giving right in a same
issuance to the allocation of debt securities the
present delegation is given for a 26-month period
this delegation of powers supersedes the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.21: THE SHAREHOLDERS' MEETING GRANTS ALL                       ISSUER          YES          FOR               FOR
POWERS TO THE BOARD OF DIRECTORS TO REDUCE THE SHARE
CAPITAL, ON ONE OR MORE OCCASIONS, BY CANCELLING ALL
OR PART OF THE SHARES HELD BY THE COMPANY IN
CONNECTION WITH THE STOCK REPURCHASE PLANS AUTHORISED
 BY THE SHAREHOLDERS' MEETING PRECEDING OR FOLLOWING
THE PRESENT RESOLUTION, UP TO A MAXIMUM OF 7 PER CENT
 OF THE SHARE CAPITAL OVER A 24-MONTH PERIOD. THIS
DELEGATION OF POWERS SUPERSEDES THE FRACTION UNUSED
OF ANY AND ALL EARLIER DELEGATIONS TO THE SAME
EFFECT.THIS AUTHORISATION IS GIVEN FOR A 26-MONTH
PERIOD. THESHAREHOLDERS' MEETING DELEGATES ALL POWERS
 TO THE BOARD OF DIRECTORS TO TAKE ALL NECESSARY
MEASURES AND ACCOMPLISH ALL NECESSARY FORMALITIES.

PROPOSAL #E.22: Authorize to the Board of Directors                        ISSUER          YES          FOR               FOR
to increase the share capital, in one or more
occasions, to a maximum nominal amount of EUR
100,000,000.00, by way of capitalizing reserves,
profits, premiums or other means, provided that such
capitalization is allowed by law and under the by-
laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods the overall value of capital increases
carried out under this present resolution is
independent from any other ceilings related to the
issuance of equity securities and other securities
authorized by the present shareholders meeting, and
from any other ceilings set forth in later
resolutions to the same effect [authorization is
given for a 26-month period] this delegation of
powers supersedes the fraction unused of any and all
earlier delegations to the same effect the
shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and

PROPOSAL #E.23: Grant authority to 3% of issued                            ISSUER          YES          FOR               FOR
capital for use in stock option plan

PROPOSAL #E.24: Grant authority to 1% of issued                            ISSUER          YES        AGAINST           AGAINST
capital for use in restricted stock plan

PROPOSAL #E.25: Approve the employee stock purchase                        ISSUER          YES          FOR               FOR
plan

PROPOSAL #E.26: Approve the employee stock purchase                        ISSUER          YES          FOR               FOR
plan for International employees

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAFARGE SA, PARIS
  TICKER:                N/A             CUSIP:     F54445105
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 the share capital up to a maximum nominal amount of
EUR 375,000,000.00, i.e. 375,000,000 shares, by
issuance, with the shareholders preferred
subscription rights maintained, of ordinary shares to
 be subscribed either in cash or by the offsetting of
 debts, either by way of capitalizing reserves,
profits, or premiums, [Authority is given for 26
month period] and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #2.: Approve, the Resolution 1 being                              ISSUER          YES          FOR               FOR
adopted, to cancel the delegations granted by
Resolution number 12, 13 and 14 of the combined
shareholders' meeting of 03 MAY 2007

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, in favor of employees and
former employees of the Company who are Members of a
Company savings plan [Authority is given for 26 month
 period] and for a nominal amount that shall not
exceed EUR 23,000,000.00; and to cancel the
shareholder's preferential subscription rights in
favor of the beneficiaries mentioned above it
supersedes the fraction unused of the earlier
delegation to the same effect and to take all
necessary measures and accomplish all necessary

PROPOSAL #4.: Grants full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAFARGE SA, PARIS
  TICKER:                N/A             CUSIP:     F54445105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.00 per ordinary share and EUR 2.20
 per Long Term Registered Share

PROPOSAL #O.4: Approve the Auditors special report                         ISSUER          YES          FOR               FOR
regarding related party transactions

PROPOSAL #O.5: Approve the transaction with Mr. Bruno                      ISSUER          YES        AGAINST           AGAINST
 Lafont regarding Employment Contract Severance

PROPOSAL #O.6: Re-elect Mr. Bruno Lafont as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Re-elect Mr. Jean Pierre Boisivon as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #O.8: Re-elect Mr. Michel Bon as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.9: Re-elect Mr. Philippe Charrier as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.10: Re-elect Mr. Bertrand Collomb as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.11: Re-elect Mr. Oscar Fanjul as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.12: Re-elect Mr. Juan Gallardo as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.13: Re-elect Mr. Helene Ploix as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.14: Grant authorize to repurchase of up                        ISSUER          YES          FOR               FOR
to 10% of issued share capital

PROPOSAL #E.15: Grant authority the issuance of                            ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 380

PROPOSAL #E.16: Grant authority the Issuance of                            ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to aggregate nominal amount of EUR 152

PROPOSAL #E.17: Grant authority the issuance shares                        ISSUER          YES          FOR               FOR
up to EUR 152 million without possibility of offering
 them to the Public

PROPOSAL #E.18: Grant authority the capital increase                       ISSUER          YES          FOR               FOR
of up to EUR 120 million for future acquisitions

PROPOSAL #E.19: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.20: Approve the issuance of securities                         ISSUER          YES          FOR               FOR
convertible into debt up to an aggregate amount of
EUR 8 billion

PROPOSAL #E.21: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.22: Grant authority the capitalization of                      ISSUER          YES          FOR               FOR
 reserves of up to EUR 100 million for bonus issue or
 increase in par value

PROPOSAL #E.23: Grant authority up to 3% of issued                         ISSUER          YES          FOR               FOR
capital for use in Stock Option Plan

PROPOSAL #E.24: Grant authority up to 1% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.25: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.26: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan for International Employees

PROPOSAL #E.27: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAGARDERE SCA, PARIS
  TICKER:                N/A             CUSIP:     F5485U100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: The shareholders meeting, having                            ISSUER          YES          FOR               FOR
considered the reports of the Gerance, Supervisory
Board and the Auditors, approves the Company's
Financial Statements for the YE 31 DEC 2008, as
presented and showing income of EUR 491,335,219.23.
Accordingly, the shareholders' meeting gives
permanent discharge to the Gerance for the
performance of its duty during the said FY

PROPOSAL #O.2: The shareholders meeting, having heard                      ISSUER          YES          FOR               FOR
 the reports of the Gerance, Supervisory Board and
the Auditors, approves the Consolidated financial
statements for the said FY, in the form presented to
the meeting and showing net consolidated profits
group share of EUR 593,000,000.00

PROPOSAL #O.3: The shareholders meeting records                            ISSUER          YES          FOR               FOR
that:- the earnings for the FY are of EUR
491,335,219.23, plus the positive retained earnings
of EUR 749,598,810.17, represent a distributable
income of EUR 1,240,934,029.40; Dividends : EUR
5,933,060.00. The shareholders will receive a net
dividend of EUR 1.30 per share. It will entitle to
the 40 deduction provided by the French Tax Code.
This dividend will be paid as from 07 MAY 2009. As
required by Law, it is reminded that, for the last
three FY, the dividends paid, were as follows: EUR:
1.10 for FY 2005, entitled to the deduction, EUR 1.20
 for FY 2006, entitled to the deduction, EUR 1.30 for
 FY 2007, entitled to the deduction

PROPOSAL #O.4: The shareholders' meeting, after                            ISSUER          YES          FOR               FOR
hearing the special report of the Auditors on
agreements governed by Article L.226-10 of the French
 Commercial Code, approves said report and that no
new agreement was entered into during the last FY

PROPOSAL #O.5: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to buy back the Company's shares on the
open market, subject to the conditions described be
low: maximum purchase price: EUR 60.00, maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 500,000,000.00. The number of shares
acquired by the Company with a view to their
retention or their subsequent delivery in payment or
exchange as part of a merger, divestment or capital
contribution cannot exceed 5% of its capital. This
authorization is given for an 18-month period. It
supersedes the authorization granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.6: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital, by issuance of
debt securities giving access to debt securities and,
 or to a quota lot of the capital to be issued, of
Companies other than Lagardere Sca. The nominal
amount of debt securities issued shall not exceed EUR
 2,500,000,000.00. The present delegation is given
for a 26-month period, it supersedes the delegation
granted by the shareholders' meeting of 27 APR 2007.
The shareholders' meeting delegates all powers to the
 Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance, with
 the shareholders' preferred subscription rights
maintained, of ordinary shares of the company or any
other securities giving access to the Company's
capital. The maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 300,000,000.00 [37.50
% of the capital]. The nominal amount of debt
securities issued shall not exceed EUR
2,500,000,000.00. The present delegation is given for
 a 26-month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance Totake all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.8: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance to increase on one or more occasions, in
France or abroad, the share capital by issuance of
the company or any other securities giving access to
the Company's capital. The maximal nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
200,000,000.00 [25% of the capital] and shall not
exceed EUR 150,000,000.00 [18.75 % of the capital] in
 the event of issuance without priority right. The
nominal amount of debt securities issued shall not
exceed EUR 2,500,000,000.00. The present delegation
is given for a 26-month period. It cancels and
supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.9: The shareholders' meeting authorizes                        ISSUER          YES          FOR               FOR
the Gerance when it notes an excess demand in the
event of an issuance of securities decided by virtue
of the delegations aim of the previous resolutions,
to increase the number of securities to be issued
within 30 days of the closing of the subscription
period, up to a maximum of 15 % of the initial issue
and within the limit of the ceilings foreseen in said
 resolutions and at the same price as the initial

PROPOSAL #E.10: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance: authorizes the Gerance to increase the
share capital, on one or more occasions, by a maximum
 nominal amount of EUR 300,000,000.00 [37.50% of the
capital], by issuance of shares or securities giving
access to the Company's capital, in consideration for
 securities tendered in a public exchange offer or to
 a combined offer concerning the shares of another
quoted company [in accordance with Articles L.225-
129-2, L.228-92 and L.225-148 of the French
Commercial Code]. Authorizes the Gerance to increase
the share capital, on one or more occasions, by a
maximum nominal amount of EUR 80,000,000.00, by
issuance shares and securities giving access to the
Company's capital in consideration for the
contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital of another company [the
Article L.225-148 of the French Commercial code does
not apply] decides to cancel the shareholders'
preferential subscription rights for the said
securities decides that the nominal amount of debts
securities issued shall not exceed EUR
2,500,000,000.00. This delegation is granted for a
26-month period. It supersedes delegation granted by
the shareholders' meeting of 27 APR 2007. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.11: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 7, 8, 9 and 10, the shareholders' meeting
 decides: that the overall nominal amount pertaining
to the capital increases to be carried out with the
use of the authorizations given by the resolutions
mentioned above shall not exceed EUR 300,000,000.00,
i.e. 37.50% of the capital [the premiums not being
included], the nominal maximum amount of the issues
of debt securities to be carried out with the use of
the authorizations given by the resolutions mentioned
 above shall not exceed EUR 2,500,000,000.00

PROPOSAL #E.12: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, in one or
more occasions, by a maximum nominal amount of EUR
300,000,000.00 [37.50 % of the capital], by way of
capitalizing reserves and, or profits, premiums, by
issuing bonus shares or raising the par value of
existing capital securities, or by a combination of
these methods. This delegation is given for a 26-
month period. It cancels and supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.13: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to increase the share capital, on one or
more occasions, at its sole discretion, by issuing
ordinary shares in favor of the employees of the
Group Lagardere who are members of a Company Savings
Plan. This delegation is given for a 38-month period
and for a total number of shares that shall not
exceed 3% of the share capital. It supersedes the
delegation granted by the shareholders' meeting of 27
 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.14: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, for free, on one or more
occasions, Company's shares, in favor of the
employees and the executive officers of the Company
and related Companies. They may not represent more
than 0.5% of the share capital. The present
delegation is given for a 38-month period. It cancels
 and supersedes the delegation granted by the
shareholders' meeting of 27 APR 2007. The
shareholders' meeting decides to cancel the
shareholders' preferential subscription rights in
favor of the beneficiaries mentioned above. The
shareholders' meeting delegates all powers to the
Gerance to take all necessary measures and accomplish

PROPOSAL #E.15: The shareholders' meeting authorizes                       ISSUER          YES        AGAINST           AGAINST
the Gerance to grant, in one or more transactions, to
 officers and to employees of the Company and related
 Companies, options giving the right either to
subscribe for new shares in the company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1.5% of
the share capital. The present authorization is
granted for a 38-month period. It supersedes the
authorization granted by the shareholders' meeting of
 27 APR 2007. The shareholders' meeting decides to
cancel the shareholders' preferential subscription
rights in favor of the beneficiaries mentioned above.
 The shareholders' meeting delegates all powers to
the Gerance to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Consequently to the adoption of                            ISSUER          YES          FOR               FOR
Resolutions 13, 14 and 15, the shareholders' meeting
resolves that the number of shares to be granted,
subscribed and, or purchased each year by the
employees and officers of the Company and related
Companies, shall not exceed 3% of the number of
shares comprising the share capital

PROPOSAL #E.17: The shareholders' meeting authorizes                       ISSUER          YES          FOR               FOR
the Gerance to reduce the share capital, on one or
more occasions, by canceling all or part of the
shares held by the Company in connection with stock
repurchase plans, up to a maximum of 10% of the share
 capital over a 24 month period. This delegation is
given for a 4-year period. It supersedes the
delegation granted by the shareholders' meeting of 10
 MAY 2005. The shareholders' meeting delegates all
powers to the Gerance to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.18: The shareholders' meeting grants full                      ISSUER          YES          FOR               FOR
 powers to the bearer of an original, a copy or
extract of the minutes of this meeting to carry out
all filings, publications and other formalities
prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                L'AIR LIQUIDE, PARIS
  TICKER:                N/A             CUSIP:     F01764103
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE 31 DEC 2008, as
presented showing net income of EUR 695,133,673.00

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the said FY in
the form presented to the meeting

PROPOSAL #O.3: Approve the income for the FY: EUR                          ISSUER          YES          FOR               FOR
695,133,673.00 legal reserve, EUR 10,243,183.00
retained earnings: EUR 298,208,024.00, distributable
income: EUR 983,098,514.00 and the recommendations of
 the Board of Directors and resolves that the
distributable income for the FY be appropriated as
follows: retained earnings: EUR 381,069,942.00,
dividends: EUR 602,028,572.00 and receive a net
dividend of EUR 2.25 per share, and will entitle to
the 40% deduction provided by the French tax code,
this dividend will be paid on 18 MAY 2009 as required
 By Law, it is reminder that, for the last 3 FY's the
 dividends paid, were as follows: ordinary dividend:
EUR 3.85 and EUR 0.38 for the loyalty dividend for FY
 2005, dividends entitled to the 40% deduction
provided by the French Tax code ordinary dividend:
EUR 4.00 and EUR 0.40 for the loyalty dividend for FY
 2006, dividends entitled to the 40% deduction
provided by the French Tax Code ordinary dividend:
EUR 2.25 and EUR 0.22 for the loyalty dividend for FY
 2007, dividends entitled to the 40% deduction
provided by the French Tax Code; A 10% dividend
increase, I.E EUR 0.22 per share of a par value EUR
5.50 is granted to the registered shares existing on
31 DEC 2006 till 18 MAY 2009, this dividends is
entitled to the 40% to deduction provided by the
French Tax code; total amount of the dividend
increase for the 67,969,494 shares registered
existing on 31 DEC 2006 till 31 DEC 2008; EUR

PROPOSAL #O.4: Authorize the Board of Director's to                        ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 165.00 per share of a par value
of EUR 5.50, maximum number of shares to be acquired:
 10% of the share capital, I.E.26,092,234 shares,
maximum funds invested in the share buybacks: EUR
4,305,218,610.00; [authority expires at the end of
the 18- month period] it supersedes the fraction
unused of the authorization granted by the ordinary
shareholder's meeting of 07 MAY 2008; and to take all
 necessary measures and accomplish all necessary
formalities

PROPOSAL #O.5: Approve the renews the a appointment                        ISSUER          YES        AGAINST           AGAINST
of Mr. Thierry Desmarest as Director for a 4 year

PROPOSAL #O.6: Approve the renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Alain Joly as Director for a 4 year period

PROPOSAL #O.7: Approve the renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Thierry Peugeot as Director for a 4 year period

PROPOSAL #O.8: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreement governed by Article L.225-38 of
 the French Commercial Code, regarding BNP PARIBAS
approves said report and the agreement referred to
therein

PROPOSAL #O.9: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Benoit Potier approves said report and
the agreement referred to therein

PROPOSAL #O.10: Receive the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Klaus Schmieder approves said report
and the agreement referred to therein

PROPOSAL #O.11: Receive the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Pierre Dufour approves said report and
the agreement referred to therein

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the Share Capital on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with the
 authorization given by present shareholders and the
ones dated 07 MAY 2008 and 09 MAY 2007, up to a
maximum of 10 % of the Share Capital over a 24 month
period; [authority expires at the end of the 24-month
 period] it superseded the authorization granted by
the EGM of 07 MAY 2008 in its resolution number 14,
and to take all necessary formal and accomplish all
the formalities

PROPOSAL #E.13: Authorize the Board of Directors in 1                      ISSUER          YES        AGAINST           AGAINST
 or more issues, with the issuance of subscription
warrants in the event of a public exchange offer,
allocated free of charge to the Company's
shareholders, Consequently, to increase the capital
by a maximum nominal value of EUR 717,600,000.00, to
take all necessary measures and accomplish all
necessary formalities, [authority expires at the end
of the 18-month period] and supersedes the one
granted by the EGM of 07 MAY 2008 in its resolution

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on 1 or m ore occasions, in France or
Abroad, the share capital up to maximum nominal
amount of EUR 350,000,000.00 by issuance, with the
shareholder's preferred subscription rights
maintained of shares or securities given access to
the capital, [authority given for a 26-month period],
 it cancels and replaces all earlier authorization to
 the same effect, including that granted by the
shareholder's meeting of 07 MAY 2008 in its
resolution number 16, to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increases the number of securities to be issued in
the event of a capital increase with shareholders
preferential subscription rights maintained, at the
same price as the initial issue, within 30 days of
the closing of the subscription period and upto a
maximum of 15% the initial issue, this amount shall
count against the overall ceiling set forth in
resolution number 14; [authority granted for a 26-

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
in favour of members of a Company or group savings
plan, [authority given for a 26- month period] and
for a nominal amount that shall not exceed EUR
30,250,000.00, I.E. a maximum of 5,500,000 shares ,
the amount of the capital increases carried out
accordingly with the present resolution and the
resolution number 17 shall not exceed EUR
30,250,000.00 the amount of the capital increase
shall count against the overall value set forth in
resolution number 14, to cancel the shareholders
preferential subscription rights in favour of the
beneficiaries above mentioned, to take all necessary
measures and accomplish all necessary formalities
this delegation supersedes the fraction unused of the
 one granted by the EGM 07 MAY 2008 in its resolution
 number 19

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
Abroad, the share capital up to a maximum nominal
amount of EUR 30,250,000.00, by issuance, of ordinary
 shares, securities in favour of a category of
beneficiaries, this amount shall count against the
overall value set forth in resolution number 14;
[authority has given for an 18 month period], it
supersedes the fraction unused of the delegation
granted by EGM of 07 MAY 2008 in its resolution
number 20 to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #O.18: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                L'AIR LIQUIDE, PARIS
  TICKER:                N/A             CUSIP:     F5493P135
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE 31 DEC 2008, as
presented showing net income of EUR 695,133,673.00

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the said FY in
the form presented to the meeting

PROPOSAL #O.3: Approve the income for the FY: EUR                          ISSUER          YES          FOR               FOR
695,133,673.00 legal reserve, EUR 10,243,183.00
retained earnings: EUR 298,208,024.00, distributable
income: EUR 983,098,514.00 and the recommendations of
 the Board of Directors and resolves that the
distributable income for the FY be appropriated as
follows: retained earnings: EUR 381,069,942.00,
dividends: EUR 602,028,572.00 and receive a net
dividend of EUR 2.25 per share, and will entitle to
the 40% deduction provided by the French tax code,
this dividend will be paid on 18 MAY 2009 as required
 ByLaw, it is reminder that, for the last 3 FY's the
dividends paid, were as follows: ordinary dividend:
EUR 3.85 and EUR 0.38 for the loyalty dividend for FY
 2005, dividends entitled to the 40% deduction
provided by the French Tax code ordinary dividend:
EUR 4.00 and EUR 0.40 for the loyalty dividend for FY
 2006, dividends entitled to the 40% deduction
provided by the French Tax Code ordinary dividend:
EUR 2.25 and EUR 0.22 for the loyalty dividend for FY
 2007, dividends entitled to the 40% deduction
provided by the French Tax Code; A 10% dividend
increase, I.E EUR 0.22 per share of a par value EUR
5.50 is granted to the registered shares existing on
31 DEC 2006 till 18 MAY 2009, this dividends is
entitled to the 40% to deduction provided by the
French Tax code; total amount of the dividend
increase for the 67,969,494 shares registered
existing on 31 DEC 2006 till 31 DEC 2008; EUR

PROPOSAL #O.4: Authorize the Board of Director's to                        ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 165.00 per share of a par value
of EUR 5.50, maximum number of shares to be acquired:
 10% of the share capital, I.E.26,092,234 shares,
maximum funds invested in the share buybacks: EUR
4,305,218,610.00; [authority expires at the end of
the 18- month period] it supersedes the fraction
unused of the authorization granted by the ordinary
shareholder's meeting of 07 MAY 2008; and to take all
 necessary measures and accomplish all necessary
formalities

PROPOSAL #O.5: Approve the renews the a appointment                        ISSUER          YES        AGAINST           AGAINST
of Mr. Thierry Desmarest as Director for a 4 year

PROPOSAL #O.6: Approve the renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Alain Joly as Director for a 4 year period

PROPOSAL #O.7: Approve the renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Thierry Peugeot as Director for a 4 year period

PROPOSAL #O.8: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreement governed by Article L.225-38 of
 the French Commercial Code, regarding BNP PARIBAS
approves said report and the agreement referred to
therein

PROPOSAL #O.9: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Benoit Potier approves said report and
the agreement referred to therein

PROPOSAL #O.10: Receive the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Klaus Schmieder approves said report
and the agreement referred to therein

PROPOSAL #O.11: Receive the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreement governed by Articles L.225-38
and L.225-42-1 of the French Commercial Code
regarding Mr. Pierre Dufour approves said report and
the agreement referred to therein

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the Share Capital on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with the
 authorization given by present shareholders and the
ones dated 07 MAY 2008 and 09 MAY 2007, up to a
maximum of 10 % of the Share Capital over a 24 month
period; [authority expires at the end of the 24-month
 period] it superseded the authorization granted by
the EGM of 07 MAY 2008 in its resolution number 14,
and to take all necessary formal and accomplish all
the formalities

PROPOSAL #E.13: Authorize the Board of Directors in 1                      ISSUER          YES        AGAINST           AGAINST
 or more issues, with the issuance of subscription
warrants in the event of a public exchange offer,
allocated free of charge to the Company's
shareholders, Consequently, to increase the capital
by a maximum nominal value of EUR 717,600,000.00, to
take all necessary measures and accomplish all
necessary formalities, [authority expires at the end
of the 18-month period] and supersedes the one
granted by the EGM of 07 MAY 2008 in its resolution

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on 1 or m ore occasions, in France or
Abroad, the share capital up to maximum nominal
amount of EUR 350,000,000.00 by issuance, with the
shareholder's preferred subscription rights
maintained of shares or securities given access to
the capital, [authority given for a 26-month period],
 it cancels and replaces all earlier authorization to
 the same effect, including that granted by the
shareholder's meeting of 07 MAY 2008 in its
resolution number 16, to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increases the number of securities to be issued in
the event of a capital increase with shareholders
preferential subscription rights maintained, at the
same price as the initial issue, within 30 days of
the closing of the subscription period and upto a
maximum of 15% the initial issue, this amount shall
count against the overall ceiling set forth in
resolution number 14; [authority granted for a 26-

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
in favour of members of a Company or group savings
plan, [authority given for a 26- month period] and
for a nominal amount that shall not exceed EUR
30,250,000.00, I.E. a maximum of 5,500,000 shares ,
the amount of the capital increases carried out
accordingly with the present resolution and the
resolution number 17 shall not exceed EUR
30,250,000.00 the amount of the capital increase
shall count against the overall value set forth in
resolution number 14, to cancel the shareholders
preferential subscription rights in favour of the
beneficiaries above mentioned, to take all necessary
measures and accomplish all necessary formalities
this delegation supersedes the fraction unused of the
 one granted by the EGM 07 MAY 2008 in its resolution
 number 19

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
Abroad, the share capital up to a maximum nominal
amount of EUR 30,250,000.00, by issuance, of ordinary
 shares, securities in favour of a category of
beneficiaries, this amount shall count against the
overall value set forth in resolution number 14;
[authority has given for an 18 month period], it
supersedes the fraction unused of the delegation
granted by EGM of 07 MAY 2008 in its resolution
number 20 to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #O.18: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAND SECURITIES GROUP PLC  R.E.I.T, LONDON
  TICKER:                N/A             CUSIP:     G5375M118
  MEETING DATE:          7/17/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 MAR 2008, together with the
report of the Auditors

PROPOSAL #2.: Approve the interim dividend paid in                         ISSUER          YES          FOR               FOR
the year and grant authority for the payment of a
final dividend for the year of 16p per share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008

PROPOSAL #4.: Re-elect Sir. Christopher Bland as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Rick Haythornthwaite as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Kevin O'Byrne as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Rough as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Alison Carnwath as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Ian Ellis as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Richard Akers as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #11.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company for the ensuing year

PROPOSAL #12.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #13.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80(2) of the Act] up to
an aggregate nominal amount of GBP 12,906,770.40;
[Authority expires at the conclusion of the next AGM
of the Company]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.14: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94(2) of the Act] for cash
pursuant to the authority conferred by Resolution 13
and/or where such allotment constitutes an allotment
of equity securities by virtue of Section 94(3A) of
the said Act, disapplying the statutory pre-emption
rights [Section 89(1)], provided that this power is
limited to the allotment of equity securities: i) in
connection with a right issue, open offer or other
offer of securities in favour of the holders of the
ordinary shares; ii) up to an aggregate nominal
amount of GBP 2,354,661; [Authority expires at the
conclusion of the next AGM of the Company]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.15: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own ordinary shares in accordance with Section 166
of the Companies Act 1985 by way of market purchase
[Section 163(3) of the Companies Act 1985] of up
47,093,229 Ordinary Shares of 10p, at a minimum price
 of 10p and up to 105% of the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires at the
conclusion of the AGM of the Company in 2009 ]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.16: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company, as specified

PROPOSAL #17.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 and 367 of the Companies Act 2006
[the Act],in aggregate to: [i] make political
donations to political parties and/or independent
election candidates not exceeding GBP 20,000 in
total; [ii] make political donations to political
Organizations other than political parties not
exceeding GBP 20,000 in total; and [iii] incur
political expenditure not exceeding GBP 20,000 in
total [Authority expires at the conclusion of the AGM
 of the Company in 2008]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAND SECURITIES GROUP PLC  R.E.I.T, LONDON
  TICKER:                N/A             CUSIP:     G5375M118
  MEETING DATE:          3/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase in authorized                            ISSUER          YES          FOR               FOR
ordinary share capital from GBP 99,771,305.12 to GBP
139,771,305 authorize issue of equity or equity-
linked securities with pre-emptive rights up to
aggregate nominal amount of GBP 52,886,571.50

PROPOSAL #S.2: Grant authority, subject to the                             ISSUER          YES          FOR               FOR
passing of Resolution 1, to issue of equity or
Equity-Linked Securities without pre-emptive rights
up to aggregate nominal amount of GBP 3,809,541

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAWSON,INC.
  TICKER:                N/A             CUSIP:     J3871L103
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Change Description                       ISSUER          YES          FOR               FOR
of Business Lines, Approve Minor Revisions Related to
 Dematerialization of Shares and the other Updated
Laws and Regulaions

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEE & MAN PAPER MFG LTD
  TICKER:                N/A             CUSIP:     G5427W122
  MEETING DATE:          9/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors of the Company for the YE 31 MAR 2008

PROPOSAL #2.i: Declare a final dividend for the YE 31                      ISSUER          YES          FOR               FOR
 MAR 2008

PROPOSAL #2.ii: Re-elect Professor Poon Chung Kwong                        ISSUER          YES        AGAINST           AGAINST
as a Non-Executive Director of the Company

PROPOSAL #2.iii: Re-elect Ms. Law Kar Shui Elizabeth                       ISSUER          YES        AGAINST           AGAINST
as an Independent Non-Executive Director of the

PROPOSAL #2.iv: Re-elect Mr. Peter A. Davies as an                         ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #2.v: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to renew the Director's service contract
for Mr. Li King Wai Ross, an Executive Director of
the Company, and to fix the remuneration of all
Directors of the Company who are newly elected or re-
elected at the AGM provided that the total amount
[excluding bonuses in favor of Executive Directors]
shall not exceed the amount of HKD 12,000,000 for the
 YE 31 MAR 2009, the bonuses in favour of the
Executive Directors shall be decided by the majority
of the Board of Directors of the Company provided
that the total amount of bonus payable to all the
Directors in respect of any one FY shall not exceed
10% of the consolidated profit after taxation of the
Group for the relevant year

PROPOSAL #2.vi: Re-appoint Messrs. Deloitte Touche                         ISSUER          YES          FOR               FOR
Tohmatsu as the Auditors for the ensuing year and
authorize the Board of Directors to fix their
remuneration

PROPOSAL #3.i: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options during and after
 the relevant period, shall not exceed 20% of the
aggregate nominal amount of the issued share capital
of the Company, otherwise than pursuant to a rights
issue; or the exercise of subscription rights under
the share option scheme of the Company adopted on 11
SEP 2003; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable law to

PROPOSAL #3.ii: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company to purchase its own shares during the
relevant period, subject to and in accordance with
all applicable laws and the requirements of the Rules
 Governing the Listing of Securities on the Stock
Exchange, not exceeding 10% of the aggregate nominal
amount of the issued share capital; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
to be held by any other applicable law of the Cayman
Islands or the Articles of Association of the Company]

PROPOSAL #3.iii: Approve, conditional upon the                             ISSUER          YES        AGAINST           AGAINST
passing of Resolution 3(ii) above being passed, the
aggregate nominal amount of the number of shares in
the capital of the Company which are repurchased by
the Company pursuant to Resolution 3(ii), be added to
 the aggregate nominal amount of the share capital of
 the Company that may be allotted or agreed by the
Board of Directors of the Company pursuant to
Resolution 3(i) above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEE & MAN PAPER MFG LTD
  TICKER:                N/A             CUSIP:     G5427W122
  MEETING DATE:          9/26/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the grant to Mr. Lee Man Chun                        ISSUER          YES          FOR               FOR
Raymond of the share options under the Share Option
Scheme of the Company adopted on 11 SEP 2003 [the
Share Option Scheme] to subscribe for 30,000,000
ordinary shares of HKD 0.10 each [the Shares] at the
subscription price of HKD 7.488 per Share, as

PROPOSAL #2.: Approve the grant to Mr. Lee Man Bun of                      ISSUER          YES          FOR               FOR
 the share options under the Share Option Scheme to
subscribe for 20,000,000 shares at the subscription
price of HKD 7.488 per share, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEGAL & GEN GROUP PLC
  TICKER:                N/A             CUSIP:     G54404127
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Report and Accounts for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 2.05p per                        ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #3.: Re-elect Mr. A W Palmer                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir. Rob Margetts                                   ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. M. J. Gregory                                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #8.: Approve the Directors report on                              ISSUER          YES          FOR               FOR
Remuneration as specified on pages 58 to 69 of the
Report and Accounts

PROPOSAL #9.: Approve to renew the authority of the                        ISSUER          YES          FOR               FOR
Directors to allot unissued shares

PROPOSAL #S.10: Approve to renew the authority of the                      ISSUER          YES          FOR               FOR
 Directors to issue shares for cash

PROPOSAL #S.11: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its shares

PROPOSAL #S.12: Approve the notice of general meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the rules of the new SAYE plan                      ISSUER          YES          FOR               FOR

PROPOSAL #14.: Approve the rules of the new CSOP Plan                      ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve the rules of the new ESP Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #16.: Authorize the Company to make                               ISSUER          YES          FOR               FOR
political donations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEGRAND SA, LIGUEIL
  TICKER:                N/A             CUSIP:     F56196185
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
the Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments referred to in                      ISSUER          YES          FOR               FOR
 the Article L.225-42-1 of the Commercial Code

PROPOSAL #O.6: Approve the Share Repurchase Program                        ISSUER          YES          FOR               FOR

PROPOSAL #E.7: Grant authority for the cancellation                        ISSUER          YES          FOR               FOR
of shares repurchased under the Share Repurchase

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide the issue of shares or securities giving
access to capital or the allocation of debt
securities, with maintenance of preferential

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
decide the issue of shares or securities giving
access to capital or the allocation of debt
securities, with cancellation of preferential

PROPOSAL #E.10.: Approve the possibility to increase                       ISSUER          YES        AGAINST           AGAINST
the amount of emissions in case of excess demand

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to determine the manner fixed by the general
assembly, the issue price in case of emission without
 preferential subscription rights, shares or
securities giving access to capital

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide an increase by Incorporation of
reserves, profits, premiums or others which
capitalization would be accepted

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide the issue of shares or securities giving
access to capital for the benefit of Savings Plans
Members of the Company or Group

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or securities giving
 access to shares for remunerates contributions in
kind made to the Company

PROPOSAL #E.15: Approve the general ceiling of powers                      ISSUER          YES          FOR               FOR
 delegated resulting from the eighth, ninth, tenth,
eleventh, thirteenth and fourteenth resolutions

PROPOSAL #O.16: Appoint the Board Member                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.17: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEIGHTON HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Q55190104
  MEETING DATE:          11/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and                             ISSUER          YES          FOR               FOR
reports of the Directors and the Auditor for the YE

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
YE 30 JUN 2008

PROPOSAL #3.1: Re-elect Mr. D.S. Adamsas as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Clause 18 of the Company's Constitution

PROPOSAL #3.2: Elect Dr. B. Lohr as a Director, in                         ISSUER          YES          FOR               FOR
accordance with Clause 17.2 of the Company's
Constitution, to holds office until the conclusion of
 this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEND LEASE CORP LTD
  TICKER:                N/A             CUSIP:     Q55368114
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Re-elect Mr. Peter Goldmark as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Rule 6.1(f) of the Constitution

PROPOSAL #1.B: Re-elect Mr. David Ryan as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company, who retires in accordance with Rule
6.1(f) of the Constitution

PROPOSAL #1.C: Re-elect Mr. Mark Selway as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in accordance with Rule
6.1(e) of the Constitution

PROPOSAL #2.: Adopt the remuneration report as                             ISSUER          YES          FOR               FOR
specified

PROPOSAL #3.: Approve that, the maximum aggregate                          ISSUER          YES          FOR               FOR
fees which may be paid to Directors under Rule 6.3(a)
 of the Constitution in any year be increased from
AUD 1,700,000 to AUD 2,500,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEOPALACE21 CORPORATION
  TICKER:                N/A             CUSIP:     J38781100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Accrued Benefits                          ISSUER          YES          FOR               FOR
associated with Abolition of Retirement Benefit
System for Current Directors

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #6.: Approval for Issuance of Stock Options                       ISSUER          YES          FOR               FOR
to Directors

PROPOSAL #7.: Approval for Issuance of Stock Options                       ISSUER          YES          FOR               FOR
to Employees, etc.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LI & FUNG LTD
  TICKER:                N/A             CUSIP:     G5485F144
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited                                ISSUER          YES          FOR               FOR
Consolidated Accounts and reports of the Directors
and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 33 HK cents                      ISSUER          YES          FOR               FOR
 per share in respect of the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Professor Franklin Warren                          ISSUER          YES          FOR               FOR
McFarlan as a Director

PROPOSAL #3.b: Re-elect Mr. Spencer Theodore Fung as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.c: Re-elect Mr. Martin Tang Yue Nien as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.: Approve the remuneration of all the                          ISSUER          YES          FOR               FOR
Directors [including the Non-executive Directors] and
 the Chairman of the Board of Directors shall be
fixed at HKD 80,000 and HKD 200,000 respectively for
the YE 31 DEC 2009 and each subsequent financial year
 until the Company in general meeting otherwise
determines; and additional remuneration shall be
payable to the Non-executive Directors who serve on
the Board committees of the Company and such
remuneration be fixed at the levels as shown in the
following table for the YE 31 DEC 2009 and each
subsequent FY until the Company in general meeting
otherwise determines: Audit Committee: Chairman HKD
140,000 Member HKD 60,000 Compensation Committee:
Chairman HKD 80,000 Member HKD 30,000 Nomination
Committee: Chairman HKD 80,000 Member HKD 30,000

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and to authorize the Board of Directors
to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the relevant period of all the powers of the
Company to purchase shares of the Company be
generally and unconditionally approved; approve the
aggregate nominal amount of shares which may be
purchased on The Stock Exchange of Hong Kong Limited
or any other stock exchange recognized for this
purpose by the Securities and Futures Commission of
Hong Kong and The Stock Exchange of Hong Kong Limited
 under the Hong Kong Code on share repurchases shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue on the date of
 this resolution, and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the next AGM of of the Company is
required by the Companies Act 1981 of Bermuda [as

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
during the relevant period of all the powers of the
Company to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options which might
require the exercise of such powers be generally and
unconditionally approved; authorize the Directors of
the Company during the relevant period to make or
grant offers, agreements and options which might
require the exercise of such powers after the end of
the relevant period; approve the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company, otherwise than pursuant to
(i) a Rights Issue; (ii) the exercise of options
granted under any share option scheme adopted by the
Company or (iii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Bye-laws of the
Company, shall not exceed the aggregate of (aa) 20%
of the aggregate of the nominal amount of the share
capital of the Company in issue on the date of this
resolution, provided that the aggregate nominal
amount of the share capital so allotted [or so agreed
 conditionally or unconditionally to be allotted]
pursuant to this resolution solely for cash and
unrelated to any asset acquisition shall not exceed
10% of the aggregate of nominal amount of the share
capital of the Company in issue on the date of
passing this resolution, plus (bb) [if the Directors
of the Company are so authorized by a separate
ordinary resolution of the shareholders of the
Company] the nominal amount of share capital of the
Company repurchased by the Company subsequent to the
passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue on the date
 of this resolution], and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the Company is required by the
Companies Act 1981 of Bermuda [as amended] to be held]

PROPOSAL #8.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company set out as
Resolution 7 in the notice of this meeting in respect
 of the share capital of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY INTERNATIONAL PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G8995Y108
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to borrow money, to mortgage or charge all or any of
the Company's undertaking, property [present and
future] and uncalled capital, to issue debentures and
 other securities and to give security either
outright or as collateral security for any debt,
liability or obligation of the Company or of any
third party, and exercising all voting and other
rights or powers of control exercisable by the
Company in relation to its subsidiaries, in each case
 as though the borrowing limit set out in Article
115.2 of the Articles of Association of the Company
did not apply for the period commencing on the
passing of this resolution and ending at the
conclusion of the AGM of the Company to be held in
2011 and as though the limit thereafter was 2 times
adjusted capital and reserves [as specified in the
Articles of Association of the Company]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIBERTY INTERNATIONAL PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G8995Y108
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 250,000,000
divided into 500,000,000 ordinary shares of 50 pence
each to GBP 450,000,000, divided into 900,000,000
ordinary shares of 50 pence each by the creation of
400,000,000 ordinary shares of 50 pence each forming
a single class with the existing ordinary shares of
50 pence each in the Company; grant authority to
allot relevant securities under section 80 of the
Companies Act 1985 pursuant to Article 12.2 of the
Company's Articles of Association, for the prescribed
 period ending of the date of the AGM of the Company
held on 2009 or 18 JUL 2009, the earlier, be varied
by increasing the section 80 amount [as defined in
the Company's Articles of Association] from GBP
45,259,084 to GBP 156,500,000; authorize the
Directors, without prejudice to authority, allot
equity securities [as defined in section 94(2) of the
 1985 Act] wholly for cash or otherwise pursuant to
the authority referred to in this resolution in the
connection with the Firm Placing [ as specified]; up
to an aggregate nominal amount of GBP 52,419,530.50
as if section 89(1) of the 1985 Act to the extent
applicable did not apply to any such allotment; such
power to expire at the conclusion of the AGM of the
Company to be held in 2009 or 18 JUL 2009 is earlier,
 but the Company may make offers and enter into
agreements during this period which would or might
require equity securities to be allotted after the
power ends and the Directors may allot equity
securities under any such offer or agreement as the
power had not ended; the issue price of 310 pence per
 ordinary share of 50 pence each in the Company to be
 issued under the capital raising [as defined in the
circular] approve the purpose of Listing rule
9.5.10(3)(a) of the financial services Authority's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIFESTYLE INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G54856128
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the form and substance of the                        ISSUER          YES          FOR               FOR
subscription agreement proposed to be entered into by
 EganaGoldpfeil [Holdings] Limited ['Egana'], Horizon
 Asset Holdings Ltd, [the 'Bond Issuer'], Win Promise
 Limited [the 'Equity Subscriber'], Treasure Focus
Ltd. [the 'Bond Subscriber'] and Lifestyle
International Holdings Limited ['Lifestyle'] [the
'Subscription Agreement'] in relation to, among other
 matters, the subscription by the Equity Subscriber
of 4,342,642,652 shares of Egana and the subscription
 by the Bond Subscriber of convertible bonds to be
issued by the Bond Issuer, the principal terms of
which are set out in the circular of Lifestyle to its
 shareholders dated 30 JUN 2008 [as specified]; and
authorize the Directors of Lifestyle ['Lifestyle
Directors'] or a duly Committee of the Board of
Lifestyle Directors to do all such acts and things
[including, without limitation, signing, executing
[under hand or under seal], perfecting and delivery
of all agreements, documents and instruments] which
are in their opinion necessary, appropriate,
desirable or expedient to implement or to give effect
 to the terms of the Subscription Agreement and all
transactions contemplated thereunder and all other
matters incidental thereto or in connection therewith
 and to agree to and make such variation, amendment
and waiver of any of the matters relating thereto or
in connection therewith that are, in the opinion of
the Lifestyle Directors, not material to the terms of
 the Subscription Agreement and all transactions
contemplated thereunder and are in the interests of
Lifestyle

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIFESTYLE INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G54856128
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to cancel the outstanding                            ISSUER          YES        AGAINST           AGAINST
options to subscribe for shares of the Company of HKD
 0.005 each which have been granted to the employees
of the Company and its subsidiaries [other than Mr.
Lau Luen-hung, Thomas] on 31 AUG 2007 pursuant to the
 share option scheme of the Company adopted on 27 MAR
 2004 but not exercised as at the date of the passing
 of this resolution, and authorize the Directors of
the Company to do all such acts, execute all such
documents and deeds as they in their absolute
discretion consider necessary, desirable or expedient
 to give effect to the foregoing

PROPOSAL #2.: Approve, the cancellation of the                             ISSUER          YES        AGAINST           AGAINST
outstanding option to subscribe for shares of the
Company of HKD 0.005 each [each a Share] which have
been granted to Mr. Lau Luen-hung, Thomas [Mr. Thomas
 Lau] on 31 AUG 2007 pursuant to the share option
scheme of the Company adopted on 27 MAR 2004 [the
Share Option Scheme] but not exercised as at the date
 of the passing of this resolution [the 2007 Director
 Option], and the grant of a new option pursuant to
the Share Option Scheme which will entitle Mr. Thomas
 Lau to subscribe for such number of Shares
equivalent to the number of Shares subject to the
2007 Director Option in replacement of the 2007
Director Option [the New Director Option] [as
specified] and authorize the Directors of the Company
 to do all such acts, execute all such documents and
deeds as they in their absolute discretion consider
necessary, desirable or expedient to give effect to

PROPOSAL #3.: Approve and adopt, conditional upon the                      ISSUER          YES        AGAINST           AGAINST
 Listing Committee of The Stock Exchange of Hong Kong
 Limited granting the approval of the listing of, and
 permission to deal in, the shares in the capital of
the Company [each a Share] which may fall to be
issued by the Company pursuant to a new share option
scheme of the Company [as specified] [the New Share
Option Scheme], and with effect from the date of the
New Share Option Scheme becoming unconditional, the
existing share option scheme of the Company adopted
on 27 MAR 2004 be terminated therefrom and authorize
the Directors of the Company to allot and issue
Shares pursuant to the exercise of any options which
may fall to be granted under the New Share Option
Scheme and to take such steps and do all such acts,
execute all such documents and deeds as they in their
 absolute discretion consider necessary, desirable or
 expedient to give effect to the New Share Option

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIFESTYLE INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G54856128
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Approve the final dividend for the YE                        ISSUER          YES          FOR               FOR
31 DEC 2008

PROPOSAL #3.1: Re-elect Mr. Doo Wai-Hoi William as an                      ISSUER          YES          FOR               FOR
 Executive Director

PROPOSAL #3.2: Re-elect Mr. Lau Luen-Hung Joseph as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #3.3: Re-elect Mr. Hui Chiu-Chung Stephen as                      ISSUER          YES          FOR               FOR
 an Independent Non-Executive Director

PROPOSAL #3.4: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditors and authorize the Board of
Directors to fix their remuneration

PROPOSAL #5.a: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase issued shares of the Company of HKD
0.005 each on The Stock Exchange of Hong Kong Limited
 [the Stock Exchange ] or on any other stock exchange
 on which the shares of the Company may be listed and
 recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange as amended from time
 to time [the Listing Rules] during the relevant
period; the aggregate nominal amount of the shares of
 the Company to be repurchased by the Directors of
the Company pursuant to the approval in this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing of this resolution,
and the said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by any applicable laws or the Articles of
the Company to be held]

PROPOSAL #5.b: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and otherwise deal with additional
ordinary shares of the Company and to make or grant
offers, agreements, options and rights of exchange or
 conversion which might require the exercise of such
powers, subject to and in accordance with all
applicable laws; during the relevant period, shall
note exceed 20% of the aggregate nominal amount of
the share capital of the Company, otherwise than
pursuant to i) a Rights Issue; or ii) the exercise of
 any options granted under the share option scheme or
 similar arrangement for the time being adopted or to
 be adopted for the grant or issue of options to
subscribe for, or rights to acquire shares of the
Company approved by the Stock Exchange; or iii) any
scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Articles of the Company; Rights Issue means
the allotment, issue or grant of shares open for a
period fixed by the Directors to holders of the
shares or any class of shares thereof on the register
 of members on a fixed record date in proportion to
their then holdings of such shares [subject to such
exclusions or other arrangements as the Directors of
the Company may deem necessary or expedient in
relation to fractional entitlements or having regard
to any restrictions or obligations under the laws of
any relevant jurisdiction, or the requirements of any
 recognized regulatory body or any stock exchange in,
 any territory applicable to the Company]

PROPOSAL #5.c: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5A and 5B, to the general mandate
granted to the Directors of the Company pursuant to
Resolution 5B by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company as stated in Resolution
5A above provided that such amount shall not exceed
10% of the aggregate nominal amount of the issued
share capital of the Company as at the date of
passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LINDE AG
  TICKER:                N/A             CUSIP:     D50348107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
statutory reports for fiscal 2008

PROPOSAL #2.: Approve the allocation of Income and                         ISSUER          NO           N/A               N/A
Dividends of EUR 1.80 per Share

PROPOSAL #3.: Approve the acts of the Executive Board                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the acts of the Supervisory                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #5.: Ratify KPMG AG as the Auditors for                           ISSUER          NO           N/A               N/A
Fiscal 2009

PROPOSAL #6.: Grant authority, to acquire and                              ISSUER          NO           N/A               N/A
appropriate treasury shares under revocation of the
existing authorization to acquire treasury shares

PROPOSAL #7.: Approve that, revocation of the                              ISSUER          NO           N/A               N/A
authorization to issue convertible and option bonds
and revocation of the conditional capital pursuant to
 number 3.9 of the Articles of Association

PROPOSAL #8.: Amend the Articles 14.4 of the Articles                      ISSUER          NO           N/A               N/A
 of Association for adjustment to ARUG

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LION NATHAN LTD
  TICKER:                N/A             CUSIP:     Q5585K109
  MEETING DATE:          2/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report, the Directors' report and the Auditor's
report [for the Company and its controlled entities]
for the FYE 30 SEP 2008

PROPOSAL #2.: Adopt the remuneration report [for the                       ISSUER          YES          FOR               FOR
Company and its controlled entities] for the FYE 30
SEP 2008

PROPOSAL #3.A: Re-elect Mr. Andrew Maxwell Reeves as                       ISSUER          YES          FOR               FOR
an Executive Director of the Company, who retires by
rotation in accordance with Article 10.3 of the
Constitution

PROPOSAL #3.B: Re-elect Mr. Gavin Ronald Walker as a                       ISSUER          YES          FOR               FOR
Non-Executive Director of the Company, who retires by
 rotation in accordance with Article 10.3 of the
Constitution

PROPOSAL #3.C: Re-elect Ms. Barbara Kay Ward as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company, who retires by
 rotation in accordance with Article 10.3 of the
Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.a: Elect Ms. C.J. McCall as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.b: Elect Mr. T.T. Ryan Jr. as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.c: Elect Mr. M.A. Scicluna as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.d: Elect Mr. T.J.W. Tookey as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.e: Elect Mr. Anthony Watson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Re-elect Sir Victor Blank as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.b: Re-elect Mr. A.G. Kane as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Lord Leitch as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant authority to set the remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Directors to issue                            ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 ordinary shares

PROPOSAL #S.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 preference shares

PROPOSAL #S.12: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.13: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #S.14: Grant authority relating to political                      ISSUER          YES          FOR               FOR
 donations or expenditure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS BANKING GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company and Authorize the
Directors to allot shares to be issued pursuant to
the placing and Compensatory Open offer

PROPOSAL #2.: Approve a general increase in the                            ISSUER          YES          FOR               FOR
authorized share capital of the Company and generally
 authorize the Directors to allot new shares

PROPOSAL #3.: Approve the placing and compensatory                         ISSUER          YES          FOR               FOR
open offer and HMT preference share redemption as a
related party transaction, pursuant to the Listing
Rules

PROPOSAL #4.: Grant authority for the Rule 9 waiver                        ISSUER          YES          FOR               FOR
granted by the Panel in relation to the acquisition
of shares by HM Treasury

PROPOSAL #S.5: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares for cash on a non preemptive basis pursuant to
 the placing and compensatory open offer

PROPOSAL #S.6: Approve to provide the Directors with                       ISSUER          YES          FOR               FOR
a general authority to allot shares for cash on a non
 preemptive basis

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LLOYDS TSB GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G5542W106
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by the Company                       ISSUER          YES          FOR               FOR
[or one or more of its subsidiaries] of HBOS plc
[HBOS] [the Acquisition] to be effected pursuant to a
 scheme of arrangement [the scheme] under sections
895 to 899 of the Companies Act 2006 [the Act] or
takeover offer [the Offer] made by or on behalf of
the Company, substantially on the terms and subject
to the conditions, as specified, outlining the
Acquisition and authorize the Directors of the
Company [or any duly constituted committee thereof]
[the Board], to take all such steps as the Board
considers to be necessary or desirable in connection
with, and to implement, the acquisition [including in
 respect of options granted in relation to HBOS
securities] and to agree such modifications,
variations, revisions, waivers, extensions or
amendments to any of the terms and conditions of the
Acquisition, and/or to any documents relating
thereto, as they may in their absolute discretion

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to: i) the delivery of the
order of the Court of Sessions in Edinburgh
confirming the reduction of capital in HBOS to the
Registrar of Companies in Scotland [the Court
Sanction]; ii) the admission of the ordinary shares
of 25 pence each in the Company to be issued pursuant
 to the Acquisition becoming effective in accordance
with the Listing Rules, or as appropriate, the UK
Listing Authority and the London Stock Exchange
agreeing to admit such shares to the Official List
and to trading on the main market of the London Stock
 Exchange respectively [Admission]], that the waiver
granted by the Panel on Takeovers and Mergers on the
Commissioners of Her Majesty's Treasury or their
nominees [HM Treasury] to make a general offer to
ordinary shareholders for all of the issued ordinary
shares in the capital of the Company held by them as
a result of the issue to HM Treasury of up to
7,123,501,749 ordinary shares in the Company pursuant
 to the Placing and Open Offer Agreement [as
specified], and the following completion of the
Acquisition, representing a maximum of 43.5% of the

PROPOSAL #3.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon 1) the Acquisition becoming unconditional [save
for any conditions relating to the Court Sanction,
Registration or Admission] and 2) the placing and
open offer agreement entered into among the Company,
Citigroup Global Markets Limited, Citigroup Global
Markets U.K. Equity Limited, Merrill Lynch
International, UBS Limited and HM Treasury and
effective as of 13 OCT 2008 [the Placing and Open
Offer Agreement] [as specified] not having been
terminated in accordance with its terms before the
delivery of the order of the Court of Session in
Edinburgh sanctioning the Scheme: to increase the
authorized share capital of the Company from an
aggregate of GBP 1,791,250,000, USD 40,000,000, EUR
40,000,000 and CNY 1,250,000,000 to GBP
5,675,477,055, USD 40,000,000, EUR 1,250,000,000 by
the creation of 14,911,908,221 new ordinary shares of
 25 pence each, such shares forming one class with
the then existing ordinary shares and having attached
 thereto the respective rights and privileges and
being subject to the limitations and restrictions set
 out in the Company's Articles of Association [the
Articles] and the creation of 625,000,000 new
preference shares of 25 pence each, such shares
having attached thereto the respective rights and
privileges and being subject to the limitations and
restrictions as may be determined by the Board or
otherwise in accordance with Article 3.3 of the
Articles; and authorize the Board, in substitution
for all previous existing authorities and pursuant to
 and in accordance with Section 80 of the Companies
Act 1985 [the 1985 Act], to allot relevant securities
 created pursuant to this resolution credited as
fully paid, with authority to deal with fractional
entitlements arising out of such allotments as it
thinks fit and to take all such allotment, to an
aggregate nominal amount of GBP 3,884,227,055, USD
39,750,000, EUR 40,000,000 and CNY 1,250,000,000;
[Authority expires the earlier of the conclusion of
the AGM in 2009 or 07 AUG 2009]; and the Board may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #4.: Approve, conditional upon the passing                        ISSUER          YES          FOR               FOR
of the Ordinary Resolution 3, pursuant to Article 122
 of the Articles, upon the recommendation of the
Board an amount out of the sums standing to the
credit of any of the Company's share premium amount
standing to the credit of such reserves, as the Board
 may at its discretion determine, be capitalized,
being such amount as the Board may determine for the
purpose of paying up new ordinary shares and
authorize the Board to apply such amount in paying up
 the new ordinary shares and to take all such other
steps as it may deem necessary, expedient or
appropriate to implement such capitalization

PROPOSAL #5.: Approve, for the purpose if Article 76                       ISSUER          YES          FOR               FOR
of the Articles, the ordinary remuneration of the
Directors of the Company, to be divisible among them
shall be a sum not exceeding GBP 1,000,000 in any year

PROPOSAL #6.: Authorize the Company, subject to and                        ISSUER          YES          FOR               FOR
conditional upon the Acquisition becoming
unconditional [save for any conditions relating to
the Court Sanction, Registration or Admission], for
the purpose of Section 166 of the 1985 Act to make
market purchases [Section 163(3) of the 1985 Act] of
i) the GBP 1,000,000,000 fixed to Floating Callable
Non-Cumulative Preference Shares [the New Preference
Shares] to be issued by the Company to HM Treasury
pursuant to the preference share subscription
agreement entered into with effect from 13 OCT 2008
by the Company and HM treasury and ii) the preference
 shares to be issued by the Company in exchange for
the GBP 3,000,000,000 fixed to Floating Callable Non-
Cumulative Preference shares to be issued by HBOS to
HM Treasury pursuant to the preference share
subscription agreement entered into with effect from
13 OCT 2008 by HBOS and HM Treasury pursuant to the
proposed scheme of arrangement under Sections 895 to
899 of the Act between HBOS and relevant classes of
holders of preference shares in HBOS [together with
the New Preference Shares, the Preference Shares], up
 to an maximum number of preference shares which may
be purchased is 4,000,000 at a minimum price of 25
pence per each preference share [exclusive of
expenses] and the maximum price which may be paid for
 the each preference share is an amount equal to 120%
 of the liquidation preference of the Preference
Shares; [Authority expires at the end of an 18 month
period] [except in relation to the purchase of
Preference Shares the contract for which are
concluded before such expiry and which are executed
wholly or partially after such expiry]

PROPOSAL #S.7: Approve, in place of all existing                           ISSUER          YES          FOR               FOR
powers, to renew the power conferred on the Board by
Article 9.3 of the Articles for the period ending on
the day of the Company's AGM in 2009 or on 07 AUG
2009, which ever is earlier and for that period the
relevant Section 89 amount [for the purpose of
Article 9.3 and 9.5 of the Articles] shall be GBP
205,577,100 if ordinary resolution 3 is passed
[equivalent to 822,308,400 ordinary shares of 25
pence each in the capital of the Company] or GBP
75,647,511 if Ordinary Resolution 3 is rejected
[equivalent to 302,590,044 ordinary shares of 25
pence each in the capital of the Company]

PROPOSAL #S.8: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the Acquisition becoming unconditional [save for
 any conditions relating to the Court Sanction,
Registration or Admission] to change the name of the
Company to Lloyds Banking Group plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOGICACMG PLC
  TICKER:                N/A             CUSIP:     G55552106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the final dividend of 0.6 pence                      ISSUER          YES          FOR               FOR
 per share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors and authorize the Directors to set
their fees

PROPOSAL #5.: Elect Mr. Sergio Giacoletto as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Elect Mr. Frederic Rose as a Non-                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Elect Mrs. Noel Harwerth as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Elect Dr. Wolfhart Hauser as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Elect Mr. Seamus Keating as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #10.: Authorize the Director to allot                             ISSUER          YES          FOR               FOR
relevant securities pursuant to section 80 of the
Companies Act 1985

PROPOSAL #s.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #s.12: Authorize the Director to make market                      ISSUER          YES          FOR               FOR
 purchases of the Companys 10p ordinary shares
pursuant to Section 166 of the Companies Act 1985

PROPOSAL #s.13: Approve an amendment to the Partners'                      ISSUER          YES          FOR               FOR
 Incentive Plan

PROPOSAL #s.14: Approve the Performance Multiplier                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #s.15: Approve an amendment to the Employee                       ISSUER          YES          FOR               FOR
Equity Partnership Plan

PROPOSAL #s.16: Amend the notice period for a general                      ISSUER          YES          FOR               FOR
 meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOGITECH INTERNATIONAL SA, APPLES
  TICKER:                N/A             CUSIP:     H50430232
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, compensation                      ISSUER          YES          FOR               FOR
 report, consolidated financial statements and
statutory financial statements of Logitech
International SA of 31 MAR 2008

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings without payment of a dividend for FY 2008

PROPOSAL #3.: Approve to decrease the conditional                          ISSUER          YES          FOR               FOR
capital for Employee Equity Incentive Plans

PROPOSAL #4.: Approve to increase the shares                               ISSUER          YES          FOR               FOR
available for issuance under Employee Share Purchase

PROPOSAL #5.: Grant authority for conditional capital                      ISSUER          YES          FOR               FOR
 for future convertible bond issuance

PROPOSAL #6.: Approve the Logitech Management                              ISSUER          YES        AGAINST           AGAINST
Performance Bonus Plan

PROPOSAL #7.: Approve to release the Board of                              ISSUER          YES          FOR               FOR
Directors for liability for activities during the FY
2008

PROPOSAL #8.1: Elect Mr. Gerald Quindlen to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #8.2: Elect Mr. Richard Laube to the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #8.3: Re-elect Mr. Matthew Bousquette to the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #9.: Re-elect PricewaterhouseCopers S.A. as                       ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONDON STOCK EXCHANGE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5689U103
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Angelo Tantazzi as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Massimo Capuano as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Douglas Webb as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Mr. Sergio Ermotti as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Andrea Munari as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect Mr. Paulo Scaroni as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Chris Gibson-Smith as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-elect Mr. Clara Furse as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect Mr. Oscar Fanjul as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #13.: Re-elect Mr. Nigel Stapleton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #14.: Re-appoint PriceWaterhouseCooper LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #15.: Authorize the Directors to approve the                      ISSUER          YES          FOR               FOR
 Auditors' remuneration

PROPOSAL #16.: Amend the Long Term Incentive Plan 2004                     ISSUER          YES          FOR               FOR

PROPOSAL #17.: Approve the International Sharesave                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #18.: Approve to renew the Directors'                             ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.19: Approve to disapply pre-emption                            ISSUER          YES          FOR               FOR
rights in respect of an issue of shares from cash

PROPOSAL #S.20: Grant authority to the Directors to                        ISSUER          YES          FOR               FOR
purchase the Company's own shares

PROPOSAL #S.21: Adopt the New Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONMIN PUB LTD CO
  TICKER:                N/A             CUSIP:     G56350112
  MEETING DATE:          1/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-appoint the Auditors and approve the                      ISSUER          YES          FOR               FOR
 remuneration of the Auditors

PROPOSAL #4.: Re-elect Sir John Craven as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Michael Hartnall as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. Roger Phillimore as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.8: Approve to disapply the pre-emption                         ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.9: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #S.10: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Amend the rules of the Stay and                             ISSUER          YES          FOR               FOR
Prosper Plan

PROPOSAL #12.: Amend the shareholder Value Incentive                       ISSUER          YES          FOR               FOR
Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONZA GROUP AG
  TICKER:                N/A             CUSIP:     H50524133
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements of Lonza group for 2008 and report of the
Group Auditors

PROPOSAL #2.: Approve the annual activity report and                       ISSUER          YES          FOR               FOR
financial statements for 2008 and report of the
Statutory Auditors

PROPOSAL #3.: Approve the appropriation of available                       ISSUER          YES          FOR               FOR
earnings and payment of a dividend of CHF 1.75 per
share on the share capital eligible for dividend of
CHF 47,786,300

PROPOSAL #4.: Ratify the acts of the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Amend the Articles 4 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified

PROPOSAL #6.1: Re-elect Mr. Dame Julia Higgins to the                      ISSUER          YES          FOR               FOR
 Board of Directors for a 1 year term

PROPOSAL #6.2: Re-elect Mr. Patrick Aebischer to the                       ISSUER          YES          FOR               FOR
Board of Directorsfor a 1 year term

PROPOSAL #6.3: Re-elect Mr. Gerhard Mayr to the Board                      ISSUER          YES          FOR               FOR
 of Directors for a 1 year term

PROPOSAL #6.4: Re-elect Mr. Rolf Soiron to the Board                       ISSUER          YES          FOR               FOR
of Directors for a 1 year term

PROPOSAL #6.5: Re-elect Sir Richard Sykes to the                           ISSUER          YES          FOR               FOR
Board of Directors for a 1 year term

PROPOSAL #6.6: Re-elect Mr. Peter Wilden to the Board                      ISSUER          YES          FOR               FOR
 of Directors for a 1 year term

PROPOSAL #6.7: Elect Mr. Frits Van Dijk to the Board                       ISSUER          YES          FOR               FOR
of Directors for a 1 year term

PROPOSAL #7.: Re-elect KPMG Ltd, Zurich as the                             ISSUER          YES          FOR               FOR
Statutory Auditors and also to act as Group Auditors
for the FY 2009

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  ISSUER:                L'OREAL S.A., PARIS
  TICKER:                N/A             CUSIP:     F58149133
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE in 2008, as
presented, showing net profits of EUR
1,552,103,144.44, against EUR 2,822,429,471.46 for

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the FYE in
2008, in the form presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY be appropriated as follows: legal reserve: Nil
 dividends: EUR 861,761,102.40 the balance to the
other reserves account: EUR 690,342,041.74 the share
holders will receive a net dividend of EUR 1.44 per
share, and will entitle to the 40% deduction provided
 by the French Tax Code; this dividend will be paid
on 24 APR 2009; the amount of distributable profits
corresponding to shares held by the Company shall be
allocated to the ordinary reserve account , as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as follows:
 EUR 1.00 for FY 2005 EUR 1.18 for FY 2006 EUR 1.38
for FY 2007

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L. 225-40
of the French Commercial Code, takes note that there
was no new agreement or commitment during the FYE 31
DEC 2008 and takes note of the information concerning
 the agreements entered into and commitments taken
for the last fiscal years

PROPOSAL #O.5: Approve the subject to the approval of                      ISSUER          YES          FOR               FOR
 the Resolution number 15, the shareholders' meeting
renews the appointment of Mr. Werner Bauer as a
Director for a 3-year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mrs. Francoise Bett Encourt Meyers as a Director for
a 4- year period

PROPOSAL #O.7: Approve the renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. Peter Brabeck- Letmathe as a Director for a 4-
year period

PROPOSAL #O.8: Approve to subject to the adoption of                       ISSUER          YES          FOR               FOR
the Resolution number 15, to renew the appointment of
 Mr. Jean-Pierre Meyers as a Director for a 3-year
period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Louis Schweitzer as a Director for a 4-year period

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions specified below: maximum
purchase price: EUR 130.00, maximum number of shares
to be acquired: 10% of the number of shares
comprising the Company capital, i.e. 59,844,521
shares, maximum funds invested in the share buybacks:
 EUR 7,800,000,000.00; [Authority is given for an 18-
month period]; grant delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions, up to a maximum nominal amount of EUR
55,310,958.00 by way of issuing, with preferred
subscription rights maintained, ordinary shares in
the company, by way of capitalizing reserves,
profits, premiums or other means, provided that such
capitalization is allowed by Law and under the by
Laws, to be carried out through the issue of bonus
shares or the raise of the par value of the existing
shares; [Authority expires for a 26-month period] it
supersedes any and all earlier delegations to the
same effect

PROPOSAL #E.12: Authorize the Board of Directors all                       ISSUER          YES        AGAINST           AGAINST
powers to grant, in 1 or more transactions, to the
Employees or Corporate Officers of the Company and
related companies, options giving the right either to
 subscribe for new shares in the Company to be issued
 through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 2% of the
share capital; [Authority expires for a 26-month
period]; the options granted to the Corporate
Officers shall not represent more than 10% of the
total allocations carried out by the Board of
Directors during this period of 26 months; grant
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this delegation of powers
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing or
future shares, in favour of the Employees of the
Company and related Companies; they may not represent
 more than 0.20% of the share capital; [Authority
expires for a 26-month period]; grant delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, by way of issuing shares in
favour of Employees, or former Employees, of the
Company or related Companies, who are Members of a
Company Savings Plan; [Authority expires for a 26-
month period] and for a nominal amount that shall not
 exceed EUR 1,196,890.42 by issuing 5,984,452 new
shares; the shareholders' meeting decides to cancel
the shareholders' preferential subscription rights in
 favour of beneficiaries mentioned above; grant
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.15: Amend Article 8 indent 2 of the                            ISSUER          YES          FOR               FOR
Bylaws, regarding the duration of the term of office
of the Directors

PROPOSAL #E.16: Amend Article 15a-3 of the Bylaws                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #E.17: Grant authority for filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

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  ISSUER:                LOTTOMATICA S.P.A., ROMA
  TICKER:                N/A             CUSIP:     T6326Y108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements, the                        ISSUER          NO           N/A               N/A
statutory reports and the allocation of Income

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  ISSUER:                LUNDIN PETE AB
  TICKER:                N/A             CUSIP:     W64566107
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Advokat Erik Nerpin as a                           ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
register

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of one or two persons to                            ISSUER          NO           N/A               N/A
approve the minutes

PROPOSAL #6.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been duly convened

PROPOSAL #7.: Speech by the Managing Director                              ISSUER          NO           N/A               N/A

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors report, the consolidated annual report
and the Auditors group report

PROPOSAL #9.: Adopt the profit and loss statement and                      ISSUER          YES          FOR               FOR
 the balance sheet and the consolidated profit and
loss statement and consolidated balance sheet

PROPOSAL #10.: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's profit or loss according to the adopted
balance sheet

PROPOSAL #11.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board and the Managing Director

PROPOSAL #12.: Presentation by the Nomination                              ISSUER          NO           N/A               N/A
Committee: The work of the Nomination Committee;
proposal for election of Chairman of the Board and
other Members of the Board; proposal for remuneration
 of the Chairman and other Members of the Board ;
proposal for Election of Auditors; proposal for
remuneration of the Auditors

PROPOSAL #13.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board as 7, with no deputies

PROPOSAL #14.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman and other Members of the Board; SEK 3.5
million to be divided as follows: SEK 800,000 to the
Chairman, SEK 400,000 to other Members of the Board
not employed in Lundin Petroleum and SEK 100,000 for
each assignment in the Committees of the Board of
Directors (in total not more than SEK 700,000 for
Committee work)

PROPOSAL #15.: Re-elect Mr. Ian H. Lundin as the                           ISSUER          YES        AGAINST           AGAINST
Chairman of the Board and Messrs: Ian. H. Lundin,
Magnus Unger, William A. Rand, Lukas H. Lundin, C.
Ashley Heppenstall and Asbjorn Larsen as the Members
of the Board and elect Ms. Dambisa F. Moyo as a new
Member of the Board

PROPOSAL #16.: Elect PricewaterhouseCoopers AB as                          ISSUER          YES          FOR               FOR
Auditors with the authorized Public Accountant Bo
Hjalmarsson as the Auditor in charge

PROPOSAL #17.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors as per the invoice

PROPOSAL #18.: Presentation of proposals in relation                       ISSUER          NO           N/A               N/A
to: Principles for compensation and other terms of
employment for management; remuneration of Board
Members for special assignments outside the
directorship; Authorization of the Board to resolve
new issue of shares and convertible debentures;
Authorization of the Board to resolve repurchase and
sale of shares; Amendment of the Articles of
Association regarding the object of the Company's
business and notice of a General Meeting

PROPOSAL #19.: Approve the principles for                                  ISSUER          YES        AGAINST           AGAINST
compensation and other terms of employment for
management; as specified

PROPOSAL #20.: Approve the remuneration of the Board                       ISSUER          YES        AGAINST           AGAINST
Members for special assignments outside the
directorship; Shareholders jointly representing
approximately 30% of the voting rights for all the
shares in the Company propose that an amount of not
more than SEK 2.5 million in total be available for
remuneration of Board Members for special assignments
 outside the directorship

PROPOSAL #21.: Authorize the Board to resolve new                          ISSUER          YES          FOR               FOR
issue of shares and convertible debentures; as
specified

PROPOSAL #22.: Authorize the Board to resolve                              ISSUER          YES          FOR               FOR
repurchase and sale of shares; as specified

PROPOSAL #23.: Amend the Articles of Association; as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #24.: Approve the nomination process for the                      ISSUER          YES          FOR               FOR
 AGM in 2010

PROPOSAL #25.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #26.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

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  ISSUER:                LUXOTTICA GROUP S P A
  TICKER:                N/A             CUSIP:     T6444Z110
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #2.: Approve the allocation of income                             ISSUER          NO           N/A               N/A

PROPOSAL #3.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY DELFIN
SARL]: Elect the Directors and approve to fix their
number, their remuneration

PROPOSAL #3.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY
INSTITUTIONAL INVESTORS]: Elect the Directors and
approve to fix their number, their remuneration

PROPOSAL #4.1: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY DELFIN
SARL]: Appoint Internal Statutory Auditors and
approve the Auditors' remuneration

PROPOSAL #4.2: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL [SLATE SUBMITTED BY
INSTITUTIONAL INVESTORS]: Appoint Internal Statutory
Auditors and approve the Auditors' remuneration

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  ISSUER:                LVMH MOET HENNESSY LOUIS VUITTON, PARIS
  TICKER:                N/A             CUSIP:     F58485115
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.60 per share

PROPOSAL #O.5: Re-elect Mr. Antoine Arnault as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.6: Re-elect Mr. Antoine Bernheim as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.7: Re-elect Mr. Albert Frere as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.8: Re-elect Mr. Pierre Gode as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.9: Re-elect Mr. Lord Powell of Bayswater                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #O.10: Elect Mr. Yves-Thilbaut De Silguy as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #O.11: Grant authority to repurchase of up                        ISSUER          YES          FOR               FOR
to 10% of issued share capital

PROPOSAL #E.12: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority the issuance of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 50

PROPOSAL #E.14: Grant authority the issuance of                            ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 50
million, with the possibility not to offer them to
the public for an amount representing 20% per year

PROPOSAL #E.15: Approve the frame of the issuances to                      ISSUER          YES        AGAINST           AGAINST
 be decided by virtue of Resolutions 13 and 14, to
increase the number of securities to be issued set
forth in the issuance, in the event of an excess
demand, may be increased within the limit of the
ceiling set forth in the said resolutions

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or any securities giving access to the
Company's share capital, or giving right, in the case
 where the equity issued is a share, to the debt
securities, in consideration for securities tendered
in a public exchange offer concerning the shares of
another Company; [Authority expires for a 26-month
period]; the maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 50,000,000.00; the
nominal amount of all capital increase carried out,
or to be carried out under the delegations of the
Resolutions 13, 14 and, or 17 shall count against the
 overall value set forth in the present delegation;
to take all necessary measures and accomplish all
necessary formalities; this authorization supersedes
the 1 granted by the combined shareholders' meeting
of 10 MAY 2007

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase, on 1 and more occasions, the share capital,
 up to 10% of the share capital, by way of issuing
shares or securities giving access to the capital or
giving right, in the case where the first equity
issued is a share, to a debt security, in
consideration for the contributions in kind granted
to the Company and comprised of capital securities or
 securities giving access to share capital;
[Authority expires for a 26-month]; to take all
necessary measures and accomplish all necessary
formalities; this authorization supersedes the 1
granted by the shareholders' meeting 10 MAY 2007

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, in favor of
employees or executives of the Company and related
Companies, options giving the right either to
subscribe for new shares in the Company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total numbers of shares, which shall exceed 3% of the
 share capital; [Authority expires for a 38-month
period]; to take all necessary measures and
accomplish all necessary formalities; this
authorization supersedes the 1 granted by the
shareholders' meeting of 11 MAY 2006

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital on 1 or more occasions, in
France or abroad, by a maximum nominal amount which
shall not exceed 3% of the share capital, in favor of
 employees of the Company and related Companies, who
are members of the Company Savings Plan; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities;
the shareholders' meeting decided to cancel the
shareholders' preferential subscription rights in
favor of the said employees; this authorization
supersedes the 1 granted by the combined
shareholders' meeting of 15 MAY 2008

PROPOSAL #E.20: Amend item 2 of Articles 11 'Board of                      ISSUER          YES          FOR               FOR
 Directors' and 23 'General Meetings' of the By-Laws
in order to take into account the new Clauses in
accordance with the Law 2008-776 of 04 AUG 2008, know
 as the French Act of Economy Modernization

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  ISSUER:                M6 METROPOLE TELEVISION SA, NEUILLY SUR SEINE
  TICKER:                N/A             CUSIP:     F6160D108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and the Auditors, and the observations of
the Supervisory Board, the Company's financial
statements for the YE 31 DEC 2008, as presented,
showing profits of EUR 234,714,266.00; the expenses
and charges that were not tax deductible of EUR
29,207.00 with a corresponding tax of EUR 10,056.00

PROPOSAL #O.2: Approve the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and the Auditors and the observations of
the Supervisory Board, the consolidated financial
statements for the said FY in accordance with the
Articles L.233-16 Et Seq., of the French Commercial
Code, in the form presented to the meeting, showing
profits of EUR 138,386,363.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Executive Committee and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 234,714,266.00, prior retained earnings: EUR
476, 426,747.00, global dividend: EUR 109,611,486.50,
 retained earnings EUR 601,529,526.50, the
shareholders will receive a net dividend of EUR 0.85
per share and will entitle to the 40% deduction
provided by the French General Tax Code; this
dividend will be paid on 15 MAY 2009; in the event
the Company holds some of its own shares on such
date, the amount of the unpaid dividends on such
shares shall be allocated to the retained earnings

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements and commitments, the said
report and the agreements and commitments referred to
 therein

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the Remuneration Plan of
 Mr. Nicolas De Tavernost as the Chairman of the
Executive Committee, in the event of termination of
his duties

PROPOSAL #O.6: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the remuneration plan of
 Mr. Eric D'hotelans as Vice Chairman of the
Executive Committee, in the event of termination of

PROPOSAL #O.7: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the remuneration plan of
 Mr. Thomas Valentin as Vice Chairman of the
Executive Committee, in the event of termination of

PROPOSAL #O.8: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the Remuneration Plan of
 Mrs. Catherine Lenoble as the Member of the
Executive Committee, in the event of termination of

PROPOSAL #O.9: Authorize the Executive Committee to                        ISSUER          YES        AGAINST           AGAINST
trade, by all means, in the Company's shares on the
stock market, subject to the conditions described
below: maximum purchase price: EUR 22.00, maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 283,700,318.00; [Authority expires for
a 18-month period]; to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.10: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the company in connection with the
 Stock Repurchase Plan decided in Resolution 9, up to
 a maximum of 10% the share capital over a 24-month
period; [Authority expires for a 24-month period]; to
 take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.11: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital, in 1 or more occasions
and at its sole discretion, by a maximum nominal
amount of EUR 10,000,000.00, by way of capitalizing
reserves, profits, premiums or other means, provided
that such capitalization is allowed by Law and under
the By-Laws, by issuing bonus shares or raising the
par value of existing shares or by a combination of
these methods; this overall ceiling of capital
increase resulting from the present delegation is
independent from the ones set forth in the other
resolutions of the present meeting; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities;
This delegation of powers supercedes the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.12: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 the share capital, by issuance, with the
shareholders' preferred subscription rights
maintained, of ordinary shares and, or securities
giving access to ordinary shares of the Company or
its subsidiary; the maximal nominal amount of capital
 increases to be carried out under this delegation of
 authority shall not exceed EUR 10,000,000.00; the
global nominal amount of shares issued by virtue of
Resolution 13 shall count against this amount; the
nominal amount of debt securities issued shall not
exceed EUR 100,000,000.00; the nominal amount of debt
 securities issued by virtue of Resolution 13 shall
count against this amount; to take all necessary
measures and accomplish all necessary formalities;
[Authority expires for a 26-month period; this
delegation of powers supersedes any and all earlier

PROPOSAL #E.13: Authorize Executive Committee to                           ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 on the French and, or international market, by way
of a public offering or an offer governed by Article
L.411-2 of the French Financial and Monetary Code,
the share capital, by issuance, with cancellation of
the shareholders preferred subscription rights and
with a compulsory delay of priority, of ordinary
shares and, or securities giving access to ordinary
shares of the Company; These securities may be issued
 in consideration for securities tendered in a public
 exchange offer initiated by the Company concerning
the shares of another Company; The global nominal
amount of ordinary shares to be issued under this
delegation of authority shall not exceed EUR
10,000,000.00; this amount shall count against the
overall amount of capital increase carried out by
virtue of Resolution 12; The nominal amount of debt
securities issued shall not exceed EUR
100,000,000.00; This amount shall count against the
overall nominal value of debt securities to be issued
 by virtue of in Resolution 12; to take all necessary
 measures and accomplish all necessary formalities;
[Authority expires for a 26-month period]; this
delegation of powers supersedes any and all earlier

PROPOSAL #E.14: Authorize the Executive Committee to                       ISSUER          YES        AGAINST           AGAINST
increase the share capital, up to 10% of the share
capital by way of issuing shares or securities giving
 access to the capital, in consideration for the
contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital; the overall value of shares
to be issued by virtue of the present resolution is
independent from the ceilings set forth in the other
resolutions of the present meeting; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities

PROPOSAL #E.15: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, in favor of employees [and
Executives] of the Company and its subsidiaries who
are the Members of a Company Savings Plan, by issuing
 shares to be paid in cash, or by granting for free
ordinary shares or other equities giving access to
the share capital; [Authority expires for a 26-month
period]; and for a nominal amount that shall not
exceed 0.5% of the share capital; the shareholders'
meeting decides to cancel the shareholders'
preferential subscription rights in favor of the said
 beneficiaries; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MABUCHI MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J39186101
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE AIRPORTS
  TICKER:                N/A             CUSIP:     Q6077P119
  MEETING DATE:          10/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAL and MAT 2 in the same or substantially the same
terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAL and MAT 2 in the same or substantially
 the same terms as this resolution

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAT 1 and MAL in the same or substantially the same
terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAT 1 and MAL in the same or substantially
 the same terms as this resolution

PROPOSAL #1.: Approve, for all purposes including for                      ISSUER          YES          FOR               FOR
 the purposes of ASX Listing Rule 10.1, the Sale
Transaction with MEIF3, subject to the approval of
MAT 1 and MAT 2 in the same or substantially the same
 terms as this resolution

PROPOSAL #2.: Approve the buy-back of up to AUD 1                          ISSUER          YES          FOR               FOR
billion of MAp securities in the 12 month period from
 the later of the Completion Date and the
implementation of the TICKETS defeasance, subject to
the approval of Resolution 1 and the approval of the
Members of MAT 1 and MAT 2 in the same or
substantially the same terms as this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE AIRPORTS
  TICKER:                N/A             CUSIP:     Q6077P119
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Max Moore-Wilton as a                           ISSUER          YES          FOR               FOR
Director of MAML by its shareholders

PROPOSAL #2.: Amend Clause 21. 4[q] of the MAT 1                           ISSUER          YES          FOR               FOR
Constitution and replace it, as specified

PROPOSAL #1.: Re-elect Mr. Max Moore-Wilton as a                           ISSUER          YES          FOR               FOR
Director of MAML by its shareholders

PROPOSAL #2.: Amend Clause 21. 4[q] of the MAT 2                           ISSUER          YES          FOR               FOR
Constitution and replace it, as specified

PROPOSAL #1.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to determine their remuneration

PROPOSAL #2.: Re-elect Mr. Stephen Ward as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.: Re-elect Ms. Sharon Beesley as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #S.4: Amend the Bye-Laws 56[a] and 56[g] of                       ISSUER          YES          FOR               FOR
the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE GROUP LTD
  TICKER:                N/A             CUSIP:     Q57085104
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Directors'  report and the Auditor's report of
Macquarie for the YE 31 MAR 2008

PROPOSAL #2.: Adopt the remuneration report of                             ISSUER          YES          FOR               FOR
Macquarie for the YE 31 MAR 2008

PROPOSAL #3.: Re-elect Dr. H.M. Nugent as a voting                         ISSUER          YES          FOR               FOR
Director of Macquarie

PROPOSAL #4.: Elect Dr. J.R. Niland as a voting                            ISSUER          YES          FOR               FOR
Director of Macquarie effective on the conclusion of
this meeting

PROPOSAL #5.: Elect Mr. P.M. Kirby as a voting                             ISSUER          YES          FOR               FOR
Director effective on the conclusion of this meeting

PROPOSAL #6.: Approve the participation in the                             ISSUER          YES          FOR               FOR
Macquarie group Employee Share Option Plan [Plan] as
to maximum of 243,900 options, by Mr. NW Moore,
Managing Director or, if Mr. Moore so elects, a
controlled Company, as specified and acquisition
accordingly by Mr. NW Moore or his controlled Company
 of options up to the stated maximum and, in
consequence of exercise of those options, of ordinary
 shares of Macquarie, all in accordance with the
terms of the plan and on the basis, as specified

PROPOSAL #7.: Approve to issue of up to 6,000,000                          ISSUER          YES          FOR               FOR
Macquarie convertible preference securities by
Macquarie capital loans Management Limited [ABN 18
077 595 012] [Issuer] as the responsible entity of
the Macquarie CPS Trust, on the terms and conditions,
 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAKITA CORPORATION
  TICKER:                N/A             CUSIP:     J39584107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN AG
  TICKER:                N/A             CUSIP:     D51716104
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                           ISSUER          NO           N/A               N/A
financial statements of MAN AG and the approved
consolidated financial statements for the year ending
 December 31, 2008 in addition to the Management
Report of MAN AG and the MAN Group Management Report
for the 2008 fiscal year as well as the report on the
 Supervisory Board

PROPOSAL #2.: Appropriation of MAN AG's net retained                       ISSUER          NO           N/A               N/A
profits

PROPOSAL #3.: Approval of the Executive Board's                            ISSUER          NO           N/A               N/A
actions
PROPOSAL #4.: Approval of the Supervisory Board's                          ISSUER          NO           N/A               N/A
actions

PROPOSAL #5.: Authorization to purchase and use own                        ISSUER          NO           N/A               N/A
stock

PROPOSAL #6.: Resolution on extension to the                               ISSUER          NO           N/A               N/A
authorization of the Annual General Meeting from June
 3, 2005 concerning creation of Authorized Capital to
 enable stock to be issued to managers and amendments
 to the Articles of Incorporation.

PROPOSAL #7.: Appointment of auditors for the 2009                         ISSUER          NO           N/A               N/A
fiscal year

PROPOSAL #8.: MAN AG's change of legal form to a                           ISSUER          NO           N/A               N/A
Societas Europaea (SE - European Stock Corporation)

PROPOSAL #9.1.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Michael Behrendt

PROPOSAL #9.2.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Dr. jur. Heiner Hasford

PROPOSAL #9.3.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Prof. Dr. rer. pol. Renate Koecher

PROPOSAL #9.4.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Hon.-Prof. Dr. techn. h.c. Dipl.-Ing. ETH Ferdinand
K. Piech

PROPOSAL #9.5.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Dipl.-Kfm. Stefan W. Ropers

PROPOSAL #9.6.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Dr.-Ing. E.h. Rudolf Rupprecht

PROPOSAL #9.7.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Dr.-Ing. Ekkehard D. Schulz

PROPOSAL #9.8.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Rupert Stadler

PROPOSAL #9.9.: Election of stockholder                                    ISSUER          NO           N/A               N/A
representatives to the Supervisory Board of MAN SE:
Dr. jur. Thomas Kremer (substitute member)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' and the                               ISSUER          YES          FOR               FOR
Auditors' reports and the financial statements for
the YE 31 MAR 2008

PROPOSAL #2.: Approve the remuneration report of the                       ISSUER          YES          FOR               FOR
Directors contained in the annual report 2008 document

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Re-elect Mr. P.M. Colebatch as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. P.H. O'Sullivan as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. D.M. Eadie as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. G.R. Moreno as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Compony

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
and for the purposes of Section 80 of the Companies
Act 1985 [the Act], to allot relevant securities up
to an aggregate nominal amount of GBP 19,627,924
provided that; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.11: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company, pursuant to Section 95 of the Company Act
1985[the Act], to allot equity securities [Section
94(2) of the Act] for cash pursuant to the authority
conferred by the preceding Resolution 10 as if
Section 89[1] shall be limited to: any allotment of
equity securities where such securities have been
offered [whether by way of a right issue, open offer
or otherwise] to holders of ordinary share of 3 3/7
US cents each in the capital of the Company [ordinary
 shares] where the equity securities respectively
attribute to the interest of all holders of ordinary
shares are proportion as specified to the respective
numbers of ordinary shares held by them, subject to
such exclusion and other arrangements as the
Directors may deem necessary or expedient to deal
with fractional entitlements or legal or practical
problems under the laws of, or the requirements of
any recognized regulatory body or any stock exchanges
 in, any territory or otherwise howsoever: and any
allotments [ otherwise than pursuant to sub-paragraph
 a (i)above] of equity securities up to an aggregate
nominal value not exceeding USD 2,940,474.83; the
power conferred on the Directors by this Resolution
11 shall also apply to a sale of treasury shares,
which is an allotment of equity securities by virtue
of Section 94 (3A)of the Act, but with the omission
of the words pursuant to the general authority
conferred by Resolution 10; the Company may make an
offer or agreement before this power has expired
which would or might require equity securities to be
allotted after such expiry and the Directors may
allot securities in pursuance of such offer or
agreement as if the power conferred hereby had not
expired; [Authority expires the earlier of the
conclusion of the AGM of the Company and 09 OCT
2009]; upon the passing of this resolution, the
resolution passed as Resolution 11 at the AGM on 12
JUL 2007, shall be of no further [without prejudice
to any previous exercise of the authorities granted

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Companies Act 1985 [the Act], to
make market purchases [Section 163 of the Act] of
ordinary shares of 3 3/7 US cents [ordinary shares]
up to 171,744,343 ordinary shares, at a minimum price
 of 3 3/7 US cents or the starling equivalent of 3
3/7 US cents [calculated on the basis of the spot
rate of exchange in London [as derived from Reuters]
for the purchase of US Dollars with Sterling at 6.00
pm on the day before the relevant purchase] per
ordinary shares: the maximum price which may be paid
for an ordinary shares is an amount equal to 105% of
the average middle market closing prices for such
shares derived from the alternative investment market
 appendix to the Stock Exchange Daily Official List
of the London Stock Exchange Plc, over the previous 5
 business days; [Authority expires the earlier of the
 conclusion of the next AGM of the Company and 09 JAN
 2010]; and the Company, before the expiry, may make
a contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry;
and upon the passing of this resolution, the
resolution passed as Resolution 12 at the AGM on 12
JUL 2007, as subsequently amended by the resolution
passed at the EGM on 23 NOV 2007, shall be of no
further or effect [without prejudice to the
completion wholly or in part of any contracts by the
Company to purchase ordinary shares entered into
prior to the passing of this resolution

PROPOSAL #S.13: Adopt the form A of the Articles of                        ISSUER          YES          FOR               FOR
Association as the New Articles of Association of the
 Company in substitution for and the exclusion of all
 existing Articles of Association of the Company, as
specified

PROPOSAL #S.14: Approve to increase the authorized                         ISSUER          YES          FOR               FOR
share capital of the Company from USD
147,775,058.29209 and GBP 50,000 to USD
747,775,058,29209 and GBP 50,000 by the creation of
600,000 preference shares of USD 1,000 each in the
capital of the Company, subject to the passing of the
 extraordinary resolution to be comsidred at the
class meeting of ordinary shareholders that this AGM,
 having the rights and subject to the restrictions as
 specified in the Articles of Association of the
Company as adopted pursuant to sub-paragraph of this
Resolution pursuant to Section 80 of the Companies
Act 1985 [the Act], and in addition to any previously
 existing authority conferred upon the Directors
under that Section [including pursuant to Resolution
10] , and authorize the Directors to allot up to
600,000 preference shares of USD 1,000 each in the
capital of the Company [such preference shares being
relevant securities as defined in Section 80 of the
Act]; and [Authority expires on the 5 anniversary of
the passing of this resolution], save that the
Company may before such expiry make an offer or
agreement which would or might require relevant
securities to be allotted after expiry of this
authority and the Directors may allot relevant
securities in pursuance of that offer or agreement as
 if the authority conferred by the resolution had not
 expired; and immediately the end of the class
meeting of ordinary shareholders if Resolution 13 is
passed, the form B of the Articles of Association
produced to the meeting, adopt the new Articles of
Association as specified or if Resolution 12 is not
passed, the Form C of the Articles of Association,

PROPOSAL #S.15: Amend, the outcome of Resolutions 13                       ISSUER          YES          FOR               FOR
and14 and the Extraordinary resolution to be
considered at the class meeting of the ordinary
shareholders that follows this AGM, the Articles of
Association of the Company, whether they be the
current Articles of Association, the form A of the
Articles of Association, the form B Articles of
Association, or the form C of the Articles of
Association [as appropriate] by deleting in Article
87 the reference to GBP 1,000,000 and substituting
thereof GBP 1,500,000, which amendments shall be
deemed to have taken effect from 01 OCT 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAN GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5790V156
  MEETING DATE:          7/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the holders of the Ordinary                         ISSUER          YES          FOR               FOR
shares of 3 3/7 US cents each in the capital of the
Company [Ordinary Shares] to sanction and consent to
the passing and implementation of Resolution 14
specified in the notice dated 29 MAY 2008 convening
an AGM of the Company for 10 JUL 2008, and sanction
and consent to each and every variation ,
modification or abrogation of the rights or
privileges attaching to the ordinary shares, in each
case which is or may be effected by or involved in
the passing or implementation of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAPFRE, SA, MADRID
  TICKER:                N/A             CUSIP:     E3449V125
  MEETING DATE:          3/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and examine the individual                           ISSUER          YES          FOR               FOR
annual financial statements for the FYE on 2008

PROPOSAL #2.: Approve the Board of Directors                               ISSUER          YES          FOR               FOR
Management
PROPOSAL #3.: Re-elect the Council                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve the distribution of dividend                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
Issue Capital increase

PROPOSAL #6.: Authorize the Board of Directors with                        ISSUER          YES          FOR               FOR
the express power of delegation for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #7.: Approve the Councils salary report                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Approve to extend the Auditors account                       ISSUER          YES          FOR               FOR
naming

PROPOSAL #9.: Grant authority to formalize and                             ISSUER          YES          FOR               FOR
execute all Resolutions adopted by the Shareholders
at the general Shareholders meeting for conversion
thereof into a public instrument

PROPOSAL #10.: Approve the agenda                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFIN INVESTMENT GROUP HOLDING SA, ATHENS
  TICKER:                N/A             CUSIP:     X5188E106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Annual Financial Statements                      ISSUER          NO           N/A               N/A
 and the consolidated ones for 2008 along with Board
of Directors and Auditor's reports

PROPOSAL #2.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Director and Chartered Auditor from every
compensational responsibility for 2008

PROPOSAL #3.: Approve, election of a Company of                            ISSUER          NO           N/A               N/A
Chartered Auditors and of 1 ordinary and 1 substitute
 Chartered Auditor for 2009 and determination of
their salaries

PROPOSAL #4.: Approve the report of the nomination                         ISSUER          NO           N/A               N/A
and Remuneration Committee

PROPOSAL #5.: Approve to recall the decisions taken                        ISSUER          NO           N/A               N/A
on b'repeated EGM of 24 NOV 2008 regarding Share
Capital increase, Modification of Article 5 Paragraph
 1 of Company's association

PROPOSAL #6.: Approve the Share capital increase with                      ISSUER          NO           N/A               N/A
 a capitalization of reserves and with a relevant
increase of the nominal share value, modification of
association's Article 5 Paragraph 1

PROPOSAL #7.: Approve the Share capital decrease with                      ISSUER          NO           N/A               N/A
 cash return to Shareholders and with a relevant
decrease of the nominal share value, further
modification of Association's Article 5 Paragraph 1

PROPOSAL #8.: Approve the Share capital increase by                        ISSUER          NO           N/A               N/A
issuing new shares, relevant modification of
Company's association and authorize the Board of
Director members to act accordingly to the ASE

PROPOSAL #9.: Approve the renewal of Board of                              ISSUER          NO           N/A               N/A
Directors authority regarding the issue of corporate
loans

PROPOSAL #10.: Approve the modification of the rules                       ISSUER          NO           N/A               N/A
of the Stock option plan

PROPOSAL #11.: Approve the Share buy back plan                             ISSUER          NO           N/A               N/A

PROPOSAL #12.: Elect the new Board of Director,                            ISSUER          NO           N/A               N/A
appointment of Independent Board of Director members

PROPOSAL #13.: Elect the nomination and Renumeration                       ISSUER          NO           N/A               N/A
Committee

PROPOSAL #14.: Approve to determine the Auditing                           ISSUER          NO           N/A               N/A
Committee

PROPOSAL #15.: Approve the contracts and fees                              ISSUER          NO           N/A               N/A
according to Articles 23A and 24 of Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFIN INVESTMENT GROUP HOLDING SA, ATHENS
  TICKER:                N/A             CUSIP:     X5188E106
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          NO           N/A               N/A
 annual financial statements of the FY 2008, the
respective reports of the Board of Directors and the
Chartered Accountant Auditor

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board and Chartered Accountant Auditor from all
liability with regard to the activities of FY 2008

PROPOSAL #3.: Appoint the accounting auditing firm                         ISSUER          NO           N/A               N/A
and of one ordinary and one substitute Chartered
Accountant Auditor from the body of Chartered
Accountants for the FY 2009, and approve to determine
 their remuneration

PROPOSAL #4.: Approve the report of activities of the                      ISSUER          NO           N/A               N/A
 Nomination and Remuneration Committee to the OGM of
shareholders

PROPOSAL #5.: Approve the revocation of the                                ISSUER          NO           N/A               N/A
resolutions of the 2nd reiterative Extraordinary
General Shareholders' Meeting of the Company held on
24 NOV 2008, under the items 1-4 of its agenda,
regarding the share capital increase of the Company
amendment of Article 5, Paragraph 1 of the Company's
Articles

PROPOSAL #6.: Approve to increase of the Company's                         ISSUER          NO           N/A               N/A
share capital through capitalization of reserves,
with a respective increase of the nominal value of
each share, further amendment of Article 5 paragraph
1 of the Company's Articles

PROPOSAL #7.: Approve to decrease of the Company's                         ISSUER          NO           N/A               N/A
share capital through cash refunding, constructive
dividend, to the shareholders, with a respective
decrease of the nominal value of each share, further
amendment of Article 5 Paragraph 1 of the Company's
Articles

PROPOSAL #8.: Approve to increase of the Company's                         ISSUER          NO           N/A               N/A
share capital through payment in cash through the
issuance of new common registered shares to be issued
 above par by providing the shareholders with the
option to reinvest t he constructive dividend,
further amendment of Article 5, paragraph 1 of the
Company's Articles, determine the issue price of the
new shares and of the other terms of the increase of
the share capital, the listing of the shares to be
issued as a result of the share capital increase at
the Athens Stock Exchange, authorize the Board of
Directors of the Company's to regulate all issues
pertaining to the disposal and the listing of new
shares at the Athens Stock Exchange as well as any

PROPOSAL #9.: Approve to renew the authorization of                        ISSUER          NO           N/A               N/A
the Board of Directors to issue bond loans pursuant
to Articles 3A and 13 of Codified Law 2190/1920 and 1
 of law 3156/2003 and amendment of Article 5,
Paragraph 2 of the Company's Articles

PROPOSAL #10.: Approve to modify the terms of the                          ISSUER          NO           N/A               N/A
stock option plan established by the 2nd reiterative
Extraordinary General Shareholders' Meeting of the
Company's held on 03 SEP 2007, in accordance with
Article 13, paragraph 13 of Codified Law 2190/1920,
including the price of exercise of the options

PROPOSAL #11.: Approve the acquisition of owned                            ISSUER          NO           N/A               N/A
shares pursuant to Article 16 paragraphs 1 and 2 of
Codified Law 2190/1920

PROPOSAL #12.: Elect the new Board of Directors;                           ISSUER          NO           N/A               N/A
appoint Independent Members of the Board

PROPOSAL #13.: Elect the Members to the Nomination                         ISSUER          NO           N/A               N/A
and Remuneration Committee of the Company

PROPOSAL #14.: Approve to establish and elect the                          ISSUER          NO           N/A               N/A
Members of Audit Committee pursuant to Article 37 of
Law 3693/2008

PROPOSAL #15.: Approve the contracts and                                   ISSUER          NO           N/A               N/A
remunerations pursuant to Articles 23A and 24 of
Codified Law 2190/1920

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFIN INVT GROUP HLDGS SA
  TICKER:                N/A             CUSIP:     X5188E106
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase share capital with                       ISSUER          NO           N/A               N/A
cash payment and issuance of new shares

PROPOSAL #2.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
for the existing shareholders

PROPOSAL #3.: Approve to define new shares price and                       ISSUER          NO           N/A               N/A
other conditions of the share capital increase, for
cash dividend for the shareholders who will derive
from the share capital increase, introduction of new
shares at market

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
settle all issues regarding the creation of bulletin,
 the granting of approval from Hellenic Capital
Market Commission, the introduction of new shares at
market and all relevant issues

PROPOSAL #5.: Various issues                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFIN INVT GROUP HLDGS SA
  TICKER:                N/A             CUSIP:     X5188E106
  MEETING DATE:          11/10/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital,                       ISSUER          NO           N/A               N/A
paid in cash, with issuance of new common registered
shares at an offer price above par, amendment to the
Article 5 Paragraph 1 of the Company's Articles of
Association

PROPOSAL #2.: Approve the abolition or not of the old                      ISSUER          NO           N/A               N/A
 shareholders preemptive rights, regarding the new
shares and to determine the distribution way

PROPOSAL #3.: Approve the determination of the                             ISSUER          NO           N/A               N/A
distribution price of the new share and the rest of
the terms of the share capital increase, entitlement
for the cash dividend of the shares deriving from the
 share capital increase, listing of the new shares to
 be issued following the share capital increase on
the ATHEX

PROPOSAL #4.: Authorize the Company's Board of                             ISSUER          NO           N/A               N/A
Directors, in order to handle all the issues
regarding the preparation of the prospectus, the
grant of clearances and approve, from the Hellenic
Capital Market Committee and the Athens Exchange,
listing of the new shares on the Athens Stock
Exchange and any relevant issue

PROPOSAL #5.: Miscellaneous announcements                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFIN INVT GROUP HLDGS SA
  TICKER:                N/A             CUSIP:     X5188E106
  MEETING DATE:          11/24/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the share capital increase,                          ISSUER          NO           N/A               N/A
paid in cash, with issuance of New common registered
shares, at an offer price above par, amendment to
Article 5 paragraph 1 of the CAA

PROPOSAL #2.: Approve the decision taking, for the                         ISSUER          NO           N/A               N/A
abolition or not, of the old shareholders preemptive
rights, regarding the new shares and determination of
 the distribution way

PROPOSAL #3.: Approve to determine the distribution                        ISSUER          NO           N/A               N/A
price of the New share and the rest of the terms of
the share capital increase, entitlement for the cash
dividend of the shares deriving from the share
capital increase, Listing of the new shares to be
issued specified the share capital increase on the

PROPOSAL #4.: Authorize the Company's Board of                             ISSUER          NO           N/A               N/A
Directors, in order to handle all the issues
regarding the preparation of the prospectus, the
grant of clearances and approvals from the Hellenic
Capital Market Committee and the Athens Exchange,
listing of the new shares on the Athens Stock
Exchange and any relevant issue

PROPOSAL #5.: Miscellaneous announcements                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARKS & SPENCER GROUP P L C
  TICKER:                N/A             CUSIP:     G5824M107
  MEETING DATE:          7/9/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the financial statements for the 52 weeks ended 29
MAR 2008, together with the report of the Auditors

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend of 14.2p per                        ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Ms. Kate Bostock as a Director,                        ISSUER          YES          FOR               FOR
who were appointed by the Board since the last AGM

PROPOSAL #5.: Elect Mr. Steven Esom as a Director,                         ISSUER          YES          FOR               FOR
who were appointed by the Board since the last AGM

PROPOSAL #6.: Re-elect Sir Stuart Rose as a Director,                      ISSUER          YES          FOR               FOR
 who are retiring by rotation

PROPOSAL #7.: Re-elect Mr. Steven Sharp as a                               ISSUER          YES          FOR               FOR
Director, who are retiring by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
accounts are laid before the Company

PROPOSAL #9.: Approve the Audit Committee determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors' on behalf of the
Board

PROPOSAL #10.: Authorize the Directors by Article10                        ISSUER          YES          FOR               FOR
of the Company's Articles of Association; [Authority
expires the earlier of the conclusion of the AGM of
the Company in 2009 or on 28 SEP 2009]; in respect of
 equity securities up to an aggregate nominal amount
[the Section 80 amount] of GBP 132,142,878

PROPOSAL #S.11: Authorize the Directors by Article10                       ISSUER          YES          FOR               FOR
of the Company's Articles of the Association;
[Authority expires the earlier of the conclusion of
the AGM in 2009 or on 28 SEP 2009], in respect of
equity securities issued wholly for cash a) in
connection with a right issue and b) otherwise in
connection with a rights issue up to an aggregate
nominal amount [the Section 89 amount] of GBP
19,821,432

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985]
on the London Stock Exchange of up to 158.5 million
ordinary shares of 25p each representing 10% of the
issued ordinary share of the Company as at 06 MAY
2008, at a pay of 25p for each ordinary shares [being
 the nominal value of an ordinary share] and not more
 than 105% of the average middle market price of the
ordinary share according to the Daily Official List
of the London Stock Exchange, for the 5 business days
 immediately preceding and the price stipulated by
Article 5(1) of the Buy Back and stabilization
regulation [EC number 2273/2003] ; [Authority expires
 the earlier of the conclusion of the AGM of the
Company in 2009 or 28 SEP 2009]; and the Company may
agree before the authority terminates to purchase
ordinary shares and may complete such a purchase even
 though the authority has terminated

PROPOSAL #S.13: Adopt the Articles of Associations in                      ISSUER          YES          FOR               FOR
 substitution for, and to the exclusion of the
existing Articles of Association, with effect from
the conclusion of the AGM, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUBENI CORPORATION
  TICKER:                N/A             CUSIP:     J39788138
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUI GROUP CO.,LTD.
  TICKER:                N/A             CUSIP:     J40089104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARUICHI STEEL TUBE LTD.
  TICKER:                N/A             CUSIP:     J40046104
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MATSUI SECURITIES CO.,LTD.
  TICKER:                N/A             CUSIP:     J4086C102
  MEETING DATE:          6/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAZDA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J41551102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDIASET S P A
  TICKER:                N/A             CUSIP:     T6688Q107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 with the Directors report on Management
activity; the Internal and External Auditors report,
report on consolidated balance sheet as of 31 DEC
2008, the Directors and the External Auditors report

PROPOSAL #2.: Approve the profits distribution;                            ISSUER          NO           N/A               N/A
resolutions related thereto

PROPOSAL #3.: Approve to state the Board of                                ISSUER          NO           N/A               N/A
Directors' Members number

PROPOSAL #4.: Approve to state the Directors term of                       ISSUER          NO           N/A               N/A
office

PROPOSAL #5.: Approve to state the Directors emolument                     ISSUER          NO           N/A               N/A

PROPOSAL #6.: Appoint the Board of Directors Members                       ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the proposal to set up a Stock                       ISSUER          NO           N/A               N/A
Option Plan; resolutions related thereto

PROPOSAL #8.: Authorize the Board of Directors to buy                      ISSUER          NO           N/A               N/A
 and dispose of own shares also to supply the Stock
Option Plans, resolution related thereto

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDICEO PALTAC HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J3948Z101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Corporate Demerger                                   ISSUER          YES          FOR               FOR

PROPOSAL #2.: Amend Articles to: Change Official                           ISSUER          YES          FOR               FOR
Company Name to MEDIPAL HOLDINGS CORPORATION, Approve
 Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations,
Allow Use of Treasury Shares for Odd-Lot Purchases

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDIOBANCA - BANCA DI CREDITO FINANZIARIO SPA, MIL
  TICKER:                N/A             CUSIP:     T10584117
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #o.1: Approve to allocate the profits at 30                       ISSUER          NO           N/A               N/A
JUNE 2008 and dividend distribution

PROPOSAL #o.2: Approve the possible measures in                            ISSUER          NO           N/A               N/A
compliance with Article 2409 Duodecies, 7 item of the
 Italian Civil Code [Surveillance's Council]

PROPOSAL #E.1: Adopt the Corporate ByLaws based on                         ISSUER          NO           N/A               N/A
the traditional model

PROPOSAL #o31.1: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Cesare Geronzi to
 the Board of Directors and approve the related
compensation

PROPOSAL #o31.2: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Alberto Nagel to
the Board of Directors and approve the related

PROPOSAL #o31.3: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Renato Pagliaro
to the Board of Directors and approve the related
compensation

PROPOSAL #O31.4: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Maurizio Cereda
to the Board of Directors and approve the related
compensation

PROPOSAL #O31.5: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Massimo Di Carlo
to the Board of Directors and approve the related
compensation

PROPOSAL #O31.6: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Francesco Saverio
 Vinci to the Board of Directors and approve the
related compensation

PROPOSAL #O31.7: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Dieter Rampl to
the Board of Directors and approve the related

PROPOSAL #O31.8: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Marco Tronchetti
Provera to the Board of Directors and approve the
related compensation

PROPOSAL #O31.9: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Jean Azema to the
 Board of Directors and approve the related

PROPOSAL #O3110: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Tarak Ben Ammar
to the Board of Directors and approve the related
compensation

PROPOSAL #O3111: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Gilberto Benetton
 to the Board of Directors and approve the related
compensation

PROPOSAL #O3112: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Ms. Marina Berlusconi
 to the Board of Directors and approve the related
compensation

PROPOSAL #O3113: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Antoine Bernheim
to the Board of Directors and approve the related
compensation

PROPOSAL #O3114: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Roberto
Bertazzoni to the Board of Directors and approve the
related compensation

PROPOSAL #O3115: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Vincent Bollore
to the Board of Directors and approve the related
compensation

PROPOSAL #O3116: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Angelo Caso to
the Board of Directors and approve the related

PROPOSAL #O3117: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Ennio Doris to
the Board of Directors and approve the related

PROPOSAL #O3118: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Pietro Ferrero to
 the Board of Directors and approve the related
compensation

PROPOSAL #O3119: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Ms. Jonella Ligresti
to the Board of Directors and approve the related
compensation

PROPOSAL #O3120: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Fabrizio
Palenzona to the Board of Directors and approve the
related compensation

PROPOSAL #O3121: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Carlo Pesenti to
the Board of Directors and approve the related

PROPOSAL #O3122: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Eric Strutz to
the Board of Directors and approve the related

PROPOSAL #O3123: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Eugenio Pinto to
the Board of Directors and approve the related

PROPOSAL #O32.1: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Marco Parlangeli
to the Board of Directors and approve the related
compensation

PROPOSAL #O32.2: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: appoint Mr. Attilio Di Cunto
to the Board of Directors and approve the related
compensation

PROPOSAL #O41.1: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Ms. Gabriele Villa to
the Statutory Audit Committee [Standing Auditor] and
approve to state their emolument

PROPOSAL #O41.2: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Mr. Maurizia Angelo
Comneno to the Statutory Audit Committee [Standing
Auditor] and approve to state their emolument

PROPOSAL #O41.3: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Ms. Alberto Dalla
Libera to the Statutory Audit Committee [Standing
Auditor] and approve to state their emolument

PROPOSAL #O41.4: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Mr. Guido Croci to the
Statutory Audit Committee [Alternate Auditor] and
approve to state their emolument

PROPOSAL #O41.5: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Mr. Ugo Rock to the
Statutory Audit Committee [Alternate Auditor] and
approve to state their emolument

PROPOSAL #O42.1: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Mr. Marco Reboa to the
Statutory Audit Committee [Standing Auditor] and
approve to state their emolument

PROPOSAL #O42.2: PLEASE NOTE THAT THIS RESOLUTION IS                       ISSUER          NO           N/A               N/A
A SHAREHOLDER PROPOSAL: elect Mr. Umberto Rangoni to
the Statutory Audit Committee [Alternate Auditor] and
 approve to state their emolument

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDIOLANUM SPA
  TICKER:                N/A             CUSIP:     T66932111
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement and                         ISSUER          NO           N/A               N/A
consolidated financial statement at 31 DEC 2008, the
Board of Directors, Auditors and audit firm report

PROPOSAL #O.2: Appoint a regular Auditor and an                            ISSUER          NO           N/A               N/A
alternate Auditor

PROPOSAL #O.3: Grant authority to buy and sell own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #O.4: Amend the Shareholdings Plan                                ISSUER          NO           N/A               N/A

PROPOSAL #O.5: Approve the resolutions in conformity                       ISSUER          NO           N/A               N/A
with the Article 5 decree of the budget and economic
planning minister and appoint a Board of Directors
Member

PROPOSAL #E.1: Approve to cancel the delegation to                         ISSUER          NO           N/A               N/A
the Board of Directors, under the provisions of the
Article 2443 Civil Code of the authority to increase
in share capital, consequent amendments to the
Article 6 of Corporate Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEGGITT PLC
  TICKER:                N/A             CUSIP:     G59640105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the reports of
 the Directors and the Auditors thereon, [the annual
reports and accounts]

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR
contained in the annual report and the accounts

PROPOSAL #3.: Approve the recommendation of the                            ISSUER          YES          FOR               FOR
Directors as to a final dividend for the YE 31 DEC
2008 of 5.75 pence for each ordinary share in the
Company and, if thought fit, declare a dividend
accordingly

PROPOSAL #4.: Re-elect Mr. Peter Hill as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with Article 74 of the Company's Articles of
Association

PROPOSAL #5.: Re-elect Mr. Stephen Young as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #6.: Re-elect Mr. Philip Green as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #7.: Re-elect Sir Alan Cox as a Director of                       ISSUER          YES          FOR               FOR
the Company, who retires in compliance with Article
7.2 of the combined code on corporate governance

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of the next meeting at which accounts are laid before
 the Company

PROPOSAL #9.: Authorize the Directors to set the fees                      ISSUER          YES          FOR               FOR
 paid to the Auditors

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 44,250,000 to
GBP 60,000,000 by the creation of an additional
315,000,000 ordinary shares of 5 pence each in the
Company

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all existing authorities, to allot
relevant securities[ in the Companies Act 1985] up to
 an aggregate nominal amount of GBP 11,093,390 and
relevant securities comprising equity securities [in
the Companies Act 1985] up to an aggregate nominal
amount of GBP 22,186,780 [such amount to be reduced
by the aggregate nominal amount of relevant
securities issued under paragraph [A] of this
resolution 11] in connection with an offer by way of
a right issue[Authority expires until the end of the
Company's next AGM of this resolution or on 30 JUN
2010] and the Directors may allot equity securities
under any such offer or agreement as if power had not

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for all existing powers and subject to
the passing of Resolution 11 to allot equity
securities[ in the Companies Act 1985] for cash
pursuant to the authority granted by Resolution 11
and/or where the allotment constitutes an allotment
of equity securities by virtue of Section 94[3A] of
the Companies Act 1985, in case free of the
restriction in Section 89[1] of the Companies Act
1985, such power to be limited: to the allotment of
equity securities [but in the case of an allotment
pursuant to the authority granted by paragraph [A] of
 resolution 11, such power be limited to the
allotment of equity securities in connection with an
offer by way of a rights to the allotment of equity
securities pursuant to the authority granted by
Paragraph [A] of Resolution 11 and/or an allotment
which constitutes an allotment of equity securities
by virtue of Section 94[3A] of the Companies Act 1985
 [in each case otherwise Resolution 12 up to a
nominal amount of GBP 1,664,009 [Authority expires
until the Company's next AGM or on 30 JUN 2010] and
the Directors may allot equity securities under any
such offer or agreement as if power had not expired

PROPOSAL #13.: Authorize the Company, for the purpose                      ISSUER          YES          FOR               FOR
 of Section 366 of the Companies Act 2006 to, make
political donations to political parities or
independent election candidates [as such terms are
defined in Section 363 and 364 of the Companies Act
2006], not exceeding GBP 20,000 in aggregate; make
political donations to political organization other
than political parties [as such terms are defined in
Section 363 and 366 of the Companies Act 2006], not
exceeding GBP 20,000 and to incur political
expenditure [as such terms are defined in Section 365
 of the Companies Act 2006] not exceeding GBP 20,000
in aggregate [Authority expires the earlier of the
conclusion of the next AGM of the Company or 12
months after the date of the passing of this
resolution] provided that the maximum amounts
preferred in this resolution and may comprise sums in
 different currencies which shall be converted at
such rate as the Board may in its absolute discretion
 determined to be appropriate

PROPOSAL #S.14: Approve, a general meeting other than                      ISSUER          YES          FOR               FOR
 an AGM may be called on not less than 14 clear days
notice

PROPOSAL #15.: Amend the Part B of the Meggitt                             ISSUER          YES          FOR               FOR
Executive Share Option Scheme 2005 [the ESOS] as
specified in the proposed new rules of the ESOS
produced to the meeting as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEIJI DAIRIES CORPORATION
  TICKER:                N/A             CUSIP:     J41723115
  MEETING DATE:          11/26/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Incorporation of a Parent                             ISSUER          YES        AGAINST           AGAINST
Company through Joint Share Transfer

PROPOSAL #2: Amend the Articles of Incorporation                           ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEINL EUROPEAN LAND LIMITED
  TICKER:                N/A             CUSIP:     G5965A102
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of account                      ISSUER          YES          FOR               FOR
 and report of Board of Director and the Balance
Sheet Auditors

PROPOSAL #2.: Re-elect KPMG as the Balance Sheet                           ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #3.: Authorize the Board of Director to                           ISSUER          YES          FOR               FOR
decide upon remuneration for the Balance Sheet Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEINL EUROPEAN LAND LIMITED
  TICKER:                N/A             CUSIP:     G5965A102
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: to change name of the Company;                      ISSUER          YES          FOR               FOR
 to adopt the Amended Articles; to convert the shares
 of the Company to no par value shares; to adopt the
Interim Memorandum; to convert the shares of the
Company to par value shares; to adopt the New
Memorandum and Articles; and to increase the
authorized share capital of the Company

PROPOSAL #2.: Approve: the repurchase of 150,000,000                       ISSUER          YES          FOR               FOR
ordinary shares of the Company of EUR 5.00 each in
the capital of the Company that are partly paid up as
 to EUR 0.01 each; and the Tshela Repurchase Agreement

PROPOSAL #3.: Approve: the repurchase of the shares                        ISSUER          YES          FOR               FOR
of the Company represented by the 88,815,000
Certificates currently held for the benefit of the
Company by Somal; and the Somal Repurchase Agreement

PROPOSAL #4.: Approve the transaction contemplated by                      ISSUER          YES          FOR               FOR
 the Master Transaction Agreement as specified

PROPOSAL #5.: Appoint Messrs. Chaim Katzman, Michael                       ISSUER          YES        AGAINST           AGAINST
Bar Haim, Joseph Azrack, Shanti Sen, Peter Linneman,
Thomas William Wernink and Rachel Lavine as the
Directors of the Company; and approve: to accept the
resignations of each of Messrs Georg Kucian, Heinrich
 Schwagler and Karel Romer [together the Retiring
Directors] as the Directors of the Company; and the
terms of resignation and continued indemnification by
 the Company of the Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCK KGAA
  TICKER:                N/A             CUSIP:     D5357W103
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual

PROPOSAL #2.: Approval of the financial statements                         ISSUER          NO           N/A               N/A
for the 2008 FY

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 101,535,201.06 as
follows: payment of a dividend of EUR 1.50 per no-par
 share EUR 4,603,512.06 shall be carried forward ex-
dividend and payable date: 06 APR 2009

PROPOSAL #4.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG, Berlin

PROPOSAL #7.: Approval of the control and profit                           ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Lite C-LLL GMBH, effective retroactively
from 01 JAN 2009 for at least 5 years

PROPOSAL #8.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Wolfgang Buechele

PROPOSAL #8.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Dr. Hans-Juergen Leuchs

PROPOSAL #9.: Approval of the transmission of                              ISSUER          NO           N/A               N/A
information by electronic means pursuant to Section
30(3)1A of the Securities Trade Act

PROPOSAL #10.: Revision of the participation of the                        ISSUER          NO           N/A               N/A
Company in the results of Mr. E. Merck and the
correspondence amendment to the Article of
Association the participation of the Company in the
results and the capital of Mr. E. Merck shall be
amended so as to make sure that expenses or profits
incurred or made through external financing of Mr. E.
 Merck, adopted in order t o increase Mr. E. Merck .s
 interest in the Company's capital or to buy shares
or options for Company shares, shall not be taken
into account for the results that serve as basis for
the Company's participation results, Section 10(4)1,
Section 27(1) and Section 35(1)1 of the Article of
Association shall be amended accordingly

PROPOSAL #11.: Renewal of authorized capital and the                       ISSUER          NO           N/A               N/A
correspondence amendment to the Article of
Association the existing authorized capital shall be
revoked the Board of Managing Directors shall be
authorized, with the consent of the Supervisory Board
 and Mr. E. Merck, to increase the Company's share
capital by up to EUR 56,521,124.19, through the issue
 of new shares against payment in cash or kind, on or
 before 03 APR 2014, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders,
subscription rights for up to 10% of the Company's
share capital against payment in cash if the shares
are sold at a price not materially below the market
price of the shares, for the implementation of the
right of Mr. E. Merck to participate in a capital
increase through the issue o f shares or warrants and
 for the implementation of the right of Mr. E. Merck
to convert the capital share into equity capital,

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METCASH LTD
  TICKER:                N/A             CUSIP:     Q6014C106
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the reports of the Directors and the
Auditors for the YE 30 APR 2008

PROPOSAL #2.A: Re-elect Mr. Peter L. Barnes as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation under
 Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Michael R. Jablonski as a                      ISSUER          YES          FOR               FOR
 Director of the Company who retires by rotation
under Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.C: Re-elect Mr. V. Dudley Rubin as a                           ISSUER          YES          FOR               FOR
Director of the Company who retires by rotation under
 Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.D: Re-elect Mr. Neil D. Hamilton as a                          ISSUER          YES          FOR               FOR
Director of the Company who retires under Rule 8.1(d)
 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report that                           ISSUER          YES          FOR               FOR
forms part of the Directors report of the Company for
 the FYE 30 APR 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METRO AG, DUESSELDORF
  TICKER:                N/A             CUSIP:     D53968125
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report and resolution on
 the appropriation of the distributable profit of EUR
 395,571,897.74 as follows: payment of a dividend of
EUR 1.18 per ordinary and EUR 1.298 per preferred
share EUR 9,646,613.54 shall be carried forward ex-
dividend and payable date: 14 MAY 2009

PROPOSAL #2.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3: Ratification of the Acts of the                               ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG, Berlin

PROPOSAL #5.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own ordinary or preferred shares of up to 10%
 of its share capital, at a price differing neither
more than 5% from the market price of the shares if
they are acquired through the Stock Exchange, nor
more than 10%, if they are acquired by way of a
repurchase offer, on or before 12 NOV 2010, the Board
 of Managing Directors shall be authorized to float
the ordinary shares on Foreign Stock Exchanges, to
use the ordinary shares for Mergers and acquisitions,
 to retire the shares, to dispose of the ordinary
shares in a manner other than the Stock Exchange or
an offer to all shareholders if the shares are sold
at a price not materially below their market price,
to offer the ordinary shares to holders of conversion
 and option rights, and to use the ordinary shares
for satisfying conversion or option rights

PROPOSAL #6.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue convertible and/or warrant Bonds, the creation
of contingent capital, and the correspondent
amendment to the Article of Association
[authorization I] the existing authorization approved
 by the shareholders, meeting of 04 JUN 2004, to
issue convertible and/or warrant Bonds shall be
revoked, the Board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to issue bearer Bonds of up to EUR
1,500,000,000 and conferring convertible and/or
option rights for shares of the Company, on or before
 12 MAY 2014, the total amount of bonds issued on
basis of this authorization and the authorization as
per item 7 [authorization II] shall not exceed EUR
1,500,000,000, shareholders shall be granted
subscription rights except for residual amounts, for
the granting of such right to holders of previously
issued convertible and option rights, and for the
issue of Bonds conferring convertible and/or option
rights for shares of the Company of up to 10% of the
share capital at a price not materially below their
theoretical market value, the Company's share capital
 shall be increased accordingly by up to EUR
127,825,000 through the issue of up to 50,000,000 new
 ordinary no-par shares, insofar as convertible

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue convertible and/or warrant Bonds, the creation
of contingent capital, and the correspondent
amendment to the Article of Association
[authorization II] the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to issue bearer Bonds of up to EUR
 1,500,000,000 and conferring convertible and/or
option rights for shares of the Company, on or before
 12 MAY 2014, the total amount of Bonds issued on
basis of this authorization [authorization II] and
the authorization as per item 6 [authorization I]
shall not exceed EUR 1,500,000,000, shareholders
shall be granted subscription rights except for
residual amounts, for the granting of such right to
holders of previously issued convertible and option
rights, and for the issue of Bonds conferring
convertible and/or option rights for shares of the
Company of up to 10% of the share capital at a price
not materially below their theoretical market value,
the Company's share capital shall be increased
accordingly by up to EUR 127,825,000 through the
issue of up to 50,000,000 new ordinary no-par shares,
 insofar as convertible and/or option rights are

PROPOSAL #8.: Adjustment of the authorized capital                         ISSUER          NO           N/A               N/A
III, revocation of the authorized capital IV, and the
 correspondent amendments to the Article of
Association the Board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to increase the share capital by up to EUR
225,000,000 through the issue of new ordinary shares
against contributions in cash and/or kind, on or
before 12 MAY 2014 [authorized capital III]
shareholders, subscription rights may be excluded for
 residual amounts, for a capital increase against
payment in kind, for the granting of such rights to
Bond holders, and for a capital increase against cash
 payment of up to 10% of the share capital if the
shares are issued at a price not materially below the
 market price of identical shares, the authorized
capital IV of up to EUR 125,000,000 shall be revoked

PROPOSAL #9.: Amendments to the Article of                                 ISSUER          NO           N/A               N/A
Association in accordance with the law on the
implementation of the shareholder Rights Directive
(ARUG) 9.A Section 15(2), in respect of the day of
convening not being included in the calculation of
the deadline Section 16(1)2, in respect of
shareholders registering with the Company within the
statutory period of time Section 16(2)3, in respect
of shareholders providing evidence of their
shareholding as per the statutory record date 9.B
Section 15, in respect of the heading to this Article
 of Association being adjusted Section 15(3), in
respect of the Board of Managing Directors being
authorized to allow the audiovisual transmission of
the shareholders. meeting Section 16(3), in respect
of the Board of Managing Directors being authorized
to allow shareholders to attend the shareholders,
meeting via electronic means of communication Section

PROPOSAL #10.: Amendment to Section 18(2) of the                           ISSUER          NO           N/A               N/A
Article of Association in respect of proxy-voting
instructions being issued in writing, unless the law
provides otherwise

PROPOSAL #11.: Approval of the control and Profit                          ISSUER          NO           N/A               N/A
Transfer Agreement with the Company's wholly-owned
subsidiary, Metro Elfte Gesellschaft Fuer
Vermoegensverwaltung MBH, effective until at least 31
 DEC 2014

PROPOSAL #12.: Approval of the control and Profit                          ISSUER          NO           N/A               N/A
Transfer Agreement with the Company's wholly-owned
subsidiary, metro Zwoelfte Gesellschaft Fuer
Vermoegensverwaltung MBH, effective until at least 31
 DEC 2014

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METSO CORPORATION
  TICKER:                N/A             CUSIP:     X53579102
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of the person to confirm the                        ISSUER          NO           N/A               N/A
minutes and verify the counting of votes

PROPOSAL #4.: Approve the recording of the legality                        ISSUER          NO           N/A               N/A
of the meeting

PROPOSAL #5.: Approve the recording attendance at the                      ISSUER          NO           N/A               N/A
 meeting and adoption of the list of votes

PROPOSAL #6.: Receive the financial statements,                            ISSUER          NO           N/A               N/A
report of the Board of Directors and the Auditor's
report for 2008, and the statement by the Supervisory
 Board, presentation of the Chief Executive Officer's

PROPOSAL #7.: Adopt the financial statements and                           ISSUER          YES          FOR               FOR
consolidated financial statements

PROPOSAL #8.: Approve to pay a dividend of EUR 0.70                        ISSUER          YES          FOR               FOR
per share based on the adopted balance sheet for the
FYE 31 DEC 2008, the dividend will be paid to
shareholders registered in the Company's
shareholders' register maintained by the Finnish
Central Securities Depository [Euroclear Finland Ltd]
 on the record date for dividend 03 APR 2009, the
dividend is paid on 15 APR 2009; authorize the Board
of Directors to decide within its discretion, and
when the economic situation of the Company favours
it, on the payment of dividend addition to the
dividend decided in the AGM, however no more than EUR
 0.68 per share, the Board of Directors shall make
its decision no late than 31 DEC 2009, the dividend
paid on the basis of the decision of the Board of
Directors will be paid to the shareholders registered
 in the Company's shareholders' register maintained
by the Finnish Central Securities Depository
[Euroclear Finland Ltd] on the record date decided by
 the Board of Directors, the and to decide the record
 date for dividend and the date for payment of the
dividend, which can at the earliest be the 5th

PROPOSAL #9.: Grant discharge of the members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Chief Executive Officer
from liability

PROPOSAL #10.: Approve to pay the Chairman of the                          ISSUER          YES          FOR               FOR
Board of Directors an annual fee of EUR 92,000, the
Vice-Chairman an annual fee of EUR 56,000 and the
Members of the Board of Directors each an annual fee
of EUR 45,000, additional compensation of EUR 600
shall be paid for the meetings attended including the
 meetings of the Committees of the Board of Directors
 and travel expenses and daily allowance shall be
paid according to Company's Travel Policy

PROPOSAL #11.: Approve to confirm the number of                            ISSUER          YES          FOR               FOR
Members of the Board of Directors to 7

PROPOSAL #12.: Re-elect Messrs: Maija-Liisa Friman,                        ISSUER          YES          FOR               FOR
Christer Gardell, Arto Honkaniemi, Yrjo Neuvo, Jaakko
 Rauramo and Jukka Viinanen as the Members of the
Board of Directors, until the close of AGM in 2010
and elect Mr. Jukka Viinanen as the Chairman of the
Board of Directors and Mr. Jaakko Rauramo as the Vice
 Chairman and Ms. Pia Rudengren as a new Member of
the Board of Directors for the same term

PROPOSAL #13.: Approve to pay the Auditor's fee                            ISSUER          YES          FOR               FOR
against an invoice in accordance with the purchase
principles approved by the Audit Committee

PROPOSAL #14.: Re-elect PricewaterhouseCoopers OY,                         ISSUER          YES          FOR               FOR
Authorized Public Accountants, as the Company's
Auditors; PricewaterhouseCoopers OY has designated
Mr. Johan Kronberg, APA, as the Auditor with
principles responsility

PROPOSAL #15.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on the repurchase of a maximum of 10,000,000
of Company's own shares; own shares shall be
repurchased in proportion other than that of holdings
 of the shareholders using the non-restricted equity
and acquired through public trading on the NASDAQ OMX
 Helsinki Ltd [Helsinki Stock Exchange] at the share
price prevailing at the time of acquisition; the
shares shall be repurchased in order to develop the
capital structure of the Company or to finance or
carry out future acquisitions, investments or other
arrangements related to the Company's business or as
part of the Company's incentive program; own shares
acquired to the Company may be held, cancelled or
conveyed, the authorization shall include also the
right to take the Company's own shares as pledge to
secure the potential receivables of the Company and
on other matters related to the repurchase of the
Company's own shares; [Authority expires on 30 JUN
2010]; and it revokes the repurchase authorization
given by the AGM on 02 APR 2008

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on the issuing of new shares and the conveying
 of own shares held by the Company and to grant
special rights referred to in Chapter 10, Section 1
of the Finnish Companies Act, on the following
conditions; by virtue of the authorization, the Board
 is entitled to decide on the issuing of a maximum of
 15,000,000 new shares and on the conveying of a
maximum 10,000,000 own shares held by the Company;
and to grant special rights referred to in Chapter
10, Section 1 of the Finnish Companies Act, which
carry the right to receive, against payment, new
shares of the Company or the Company's own shares
held by the Company in such a manner that the
subscription price is paid by using the subscriber's
receivables to offset the subscription price
[Convertible bonds], the maximum number of shares to
be issued is 15,000,000 whereby this maximum number
is included in the maximum number of shares noted in
this resolution, the new shares may be issued and the
 own shares held by the Company conveyed either
against payment or for free; and may decide on a free
 share issue also to the Company itself, the number
of shares to be issued to the Company shall not
exceed 10,000,000 including the number of own shares
acquired by the Company by virtue of the
authorization to repurchase the Company's won shares;
 the new shares and the own shares held by the
Company may be issued to the Company's shareholders I
 proportion to their present holding; or by means of
a directed issue, waiving the pre-emptive
subscription rights of the shareholders, if there is
a weighty financial reason for the Company to do so,
such as to develop the capital structure of the
Company or to finance or carry out future
acquisitions, investments or other arrangements
related to the Company's business or as part of the
Company's incentive program, the directed issue can
be for free only if there is an especially weighty
financial reason for the Company to do so, taking the
 interests of all shareholders into account; the
subscription price of new shares issued shall be
recorded in the invested unrestricted equity fund,
the consideration paid for the conveyance of the
Company's own shares shall be recorded in the
invested unrestricted equity fund; and decide on
other matters related to the share issues; [Authority

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to establish a
Nomination Committee as specified

PROPOSAL #18.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MILLICOM INTL CELLULAR S A
  TICKER:                N/A             CUSIP:     L6388F128
  MEETING DATE:          7/7/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the 6th Paragraph of Article 21                        ISSUER          NO           N/A               N/A
of the Articles of Association of the Millicom as
specified

PROPOSAL #2.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MILLICOM INTL CELLULAR S A
  TICKER:                N/A             CUSIP:     L6388F128
  MEETING DATE:          2/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to renew the authorization                           ISSUER          NO           N/A               N/A
granted to the Board of Directors in Article 5 of
Millicom's Articles of Association to issue new
shares up to a share capital of USD 199,999,800
divided into 133,333,200 shares with a par value of
USD 1.50 per share for a period of 5 years from the
date of publication of the notarial deed documenting
the authorization

PROPOSAL #2.: Approve in relation to the renewal of                        ISSUER          NO           N/A               N/A
the authorized share capital, to receive the special
report of the Board of Directors of Millicom issued
in accordance with Article 32-3 (5) of the law of 10
AUG 1915, as amended, inter alia on the reasons why
the authorize the Board of Directors be to remove or
limit the preferential subscription right of the
shareholders when issuing new shares under the
authorized capital and to remove or limit the
preferential subscription right of the shareholders
when doing so

PROPOSAL #3.: Amend, in relation to the renewal of                         ISSUER          NO           N/A               N/A
the authorized share capital, the 1st Clause of the
4th Paragraph of Article 5 - Corporate Capital - of
Millicom's Articles of Association

PROPOSAL #4.: Amend, in relation to the renewal of                         ISSUER          NO           N/A               N/A
the authorized share capital, the 5th Paragraph of
Article 5 - Corporate Capital - of Millicom's
Articles of Association

PROPOSAL #5.: Approve and ratify, all issuances of                         ISSUER          NO           N/A               N/A
new shares resolved upon by the Board of Directors in
 the past on the basis of the authorization granted
to it under Article 5 mentioned in the preceding

PROPOSAL #6.: Approve and ratify, all amendments to                        ISSUER          NO           N/A               N/A
Millicom's Articles of Association resolved upon by
the general meeting of shareholders on 29 MAY 2007
and documented in a notarial deed of 03 JUL 2007

PROPOSAL #7.: Amend the date of the AGM which shall                        ISSUER          NO           N/A               N/A
be held on the last Tuesday of MAY of each year, at
10.00 a.m., effective from the AGM 2010 and hence to
amend Article 19 - AGM- of Millicom's Articles of
Association accordingly

PROPOSAL #8.: Amend Millicom's object and hence to                         ISSUER          NO           N/A               N/A
amend Article 3 - Purposes - of Millicom's Articles
of Association

PROPOSAL #9.1: Amend the 6th Paragraph of Article 6 -                      ISSUER          NO           N/A               N/A
 Shares - of Millicom's Articles of Association by
deleting the reference to Article 7; the 6th
Paragraph of Article 6 shall thus read as specified:
the shares shall be freely transferable

PROPOSAL #9.2: Amend Article 6 - Shares - of                               ISSUER          NO           N/A               N/A
Millicom's Articles of Association

PROPOSAL #9.3: Amend Article 7 - Board of Directors -                      ISSUER          NO           N/A               N/A
 of Millicom's Articles of Association

PROPOSAL #9.4: Amend the 1st paragraph of Article 8 -                      ISSUER          NO           N/A               N/A
 Meetings of the Board of Directors - of Millicom's
Articles of Association

PROPOSAL #9.5: Amend the 5th paragraph of Article 8 -                      ISSUER          NO           N/A               N/A
 Meetings of the Board of Directors - of Millicom's
Articles of Association

PROPOSAL #9.6: Amend the 7th paragraph of Article 8 -                      ISSUER          NO           N/A               N/A
 Meetings of the Board of Directors - of Millicom's
Articles of Association

PROPOSAL #9.7: Amend the 10th paragraph of Article 8                       ISSUER          NO           N/A               N/A
- Meetings of the Board of Directors - of Millicom's
Articles of Association

PROPOSAL #9.8: Amend the 11th paragraph of Article 8                       ISSUER          NO           N/A               N/A
- Meetings of the Board of Directors - of Millicom's
Articles of Association

PROPOSAL #9.9: Amend Article 11 - Delegation of                            ISSUER          NO           N/A               N/A
Powers - of Millicom's Articles of Association by
deleting the current last paragraph thereof

PROPOSAL #9.10: Amend the 3rd paragraph of Article 21                      ISSUER          NO           N/A               N/A
 - Procedure, Vote - of Millicom's Articles of
Association

PROPOSAL #9.11: Amend Article 21 - Procedure, Vote -                       ISSUER          NO           N/A               N/A
of Millicom's Articles of Association

PROPOSAL #9.12: Amend the 6th paragraph of Article 21                      ISSUER          NO           N/A               N/A
 - Procedure, Vote - of Millicom's Articles of
Association

PROPOSAL #9.13: Amend Article 21 - Procedure, Vote -                       ISSUER          NO           N/A               N/A
of Millicom's Articles of Association by deleting the
 current last two paragraphs thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MILLICOM INTL CELLULAR S A
  TICKER:                N/A             CUSIP:     L6388F128
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the delegation by the                            ISSUER          NO           N/A               N/A
Chairman of the Board of Directors of the duty of
presiding the 2009 AGM to Mr. Jean-Michel Schmit,
attorney at law (avocat a la Cour), having his
offices in Luxembourg-City

PROPOSAL #2.: Elect Ms. Candida Gillespie as a                             ISSUER          NO           N/A               N/A
Scrutineer, employee of Millicom and Mr. Lars
Swenningsson as a Secretary, also employee of
Millicom of the 2009 AGM

PROPOSAL #3.: Receive the Directors Report (Rapport                        ISSUER          NO           N/A               N/A
De Gestion) and the report of the External Auditor on
 the consolidated and parent Company (Millicom)
accounts at 31 DEC 2008

PROPOSAL #4.: Approve the consolidated accounts and                        ISSUER          NO           N/A               N/A
the parent company (Millicom) accounts for the YE 31
DEC 2008

PROPOSAL #5.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
YE 31 DEC 2008; on a parent Company basis, Millicom
generated a profit of USD 1,383,410,071 for the YE 31
 DEC 2008; of this amount, USD 880,366 is proposed to
 be allocated to the legal reserve in accordance with
 the requirements of the Luxembourg Law on commercial
 Companies dated 10 AUG 1915, as amended (the 1915
Law) and the remaining part of the profit of USD
1,382,529,705 is proposed to be carried forward

PROPOSAL #6.: Grant discharge to all the current                           ISSUER          NO           N/A               N/A
Directors of Millicom for the performance of their
mandate during the YE 31 DEC 2008

PROPOSAL #7.: Approve to set the number of Directors                       ISSUER          NO           N/A               N/A
at 7

PROPOSAL #8.: Re-elect Mr. Kent Atkinson as a                              ISSUER          NO           N/A               N/A
Director for a term ending on the day of the AGM to
take place in 2010 (the 2010 AGM)

PROPOSAL #9.: Re-elect Ms. Maria Brunell Livfors as a                      ISSUER          NO           N/A               N/A
 Director for a term ending on the day of the 2010 AGM

PROPOSAL #10.: Re-elect Ms. Donna Cordner as a                             ISSUER          NO           N/A               N/A
Director for a term ending on the day of the 2010 AGM

PROPOSAL #11.: Re-elect Mr. Daniel Johannesson as a                        ISSUER          NO           N/A               N/A
Director for a term ending on the day of the 2010 AGM

PROPOSAL #12.: Re-elect Mr. Michel Massart as a                            ISSUER          NO           N/A               N/A
Director for a term ending on the day of the 2010 AGM

PROPOSAL #13.: Re-elect Mr. Allen Sangines-Krause as                       ISSUER          NO           N/A               N/A
a Director for a term ending on the day of the 2010AGM

PROPOSAL #14.: Elect Mr. Paul Donovan as a new                             ISSUER          NO           N/A               N/A
Director for a term ending on the day of the 2010 AGM

PROPOSAL #15.: Re-elect PricewaterhouseCoopers S.a                         ISSUER          NO           N/A               N/A
r.L., Luxembourg as the External Auditor of Millicom
for a term ending on the day of the 2010 AGM

PROPOSAL #16.: Approve a total of EUR 343,500 as fee-                      ISSUER          NO           N/A               N/A
based compensation for the 7 Directors expected to
serve from the 2009 AGM to the 2010 AGM with such
total amount to be split between the Directors in
accordance with a key proposed by the Nominations
Committee; and share-based compensation for the
period from the 2009 AGM to the 2010 AGM in the form
of fully paid-up shares of Millicom common stock; the
 number of shares issued to the Chairman of the Board
 of Directors to be USD 82,500 divided by the
Millicom share closing price on NASDAQ on the 2009
AGM date provided that shares shall not be issued
below the par value; the number of shares issued to
each of the 6 other Directors to be USD 50,000
divided by the Millicom share closing price on NASDAQ
 on the 2009 AGM date provided that shares shall not
be issued below the par value; in respect of
Directors who did not serve an entire term, the
share-based compensation will be pro-rated pro rata

PROPOSAL #17.a: Authorize the Board of Directors, at                       ISSUER          NO           N/A               N/A
any time between 26 MAY 2009 and the day of the 2010
AGM, provided the required levels of distributable
reserves are met by Millicom at that time, to engage
in a share repurchase plan of Millicom's shares (the
Share Repurchase Plan), either directly or through a
subsidiary or a third party, using its available cash
 reserves in an amount not exceeding the lower of (i)
 10% of Millicom's issued and outstanding share
capital as of the date of the 2009 AGM (i.e.,
approximating a maximum of 10,800,000 shares
corresponding to USD 16,200,000 in nominal value) or
(ii) the then available amount of Millicom's
distributable reserves on a parent Company basis, in
the open market on NASDAQ and OMX Nordic Exchange
Stockholm AB, at an acquisition price which may not
be less than USD 5 per share nor exceed the higher of
 (x) the published bid that is the highest current
independent published bid on a given date or (y) the
last independent transaction price quoted or reported
 in the consolidated system on the same date, regard
less of the market or exchange involved

PROPOSAL #17.b: Approve the Board of Directors                             ISSUER          NO           N/A               N/A
decision to give joint authority to Millicom's Chief
Executive Officer and the Chairman of the Board of
Directors to (i) decide, within the limits of the
authorization set out in (a) above, the timing and
conditions of any Millicom's Share Repurchase Plan
according to market conditions and (ii) give mandate
on behalf of Millicom to 1 or more designated broker-
dealers to implement a Share Repurchase Plan

PROPOSAL #17.c: Authorize Millicom, at the discretion                      ISSUER          NO           N/A               N/A
 of the Board of Directors, in the event the share
repurchase plan is done through a subsidiary or a
third party, to (a) purchase the bought back Millicom
 shares from such subsidiary or third party, (b) pay
the bought back Millicom shares using either
distributable reserves or funds from its share
premium account, (c) transfer all or part of the
purchased Millicom shares to employees of the
Millicom Group in connection with any existing or
future Millicom long-term incentive plan, and or (d)
use the purchased shares as consideration for merger
and acquisition purposes, including joint ventures
and the buy-out of minority interests in Millicom's
subsidiaries, as the case may be, in accordance with
the limits set out in Articles 49-2, 49-3, 49-4, 49-5
 and 49-6 of the 1915 Law

PROPOSAL #17.d: Authorize the Board of Directors with                      ISSUER          NO           N/A               N/A
 the option of sub-delegation to implement the above
authorization, conclude all agreements, carry out all
 formalities and make all declarations with regard to
 all authorities and, generally, do all that is
necessary for the execution of any decisions made in
connection with this authorization

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINEBEA CO.,LTD.
  TICKER:                N/A             CUSIP:     J42884130
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CHEMICAL HOLDINGS CORPORATION
  TICKER:                N/A             CUSIP:     J44046100
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI CORPORATION
  TICKER:                N/A             CUSIP:     J43830116
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #6.: Approve reserved retirement                                  ISSUER          YES          FOR               FOR
remuneration for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI ELECTRIC CORPORATION
  TICKER:                N/A             CUSIP:     J43873116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI ESTATE COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J43916113
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI GAS CHEMICAL COMPANY,INC.
  TICKER:                N/A             CUSIP:     J43959113
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications , Approve
 Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI HEAVY INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J44002129
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI LOGISTICS CORPORATION
  TICKER:                N/A             CUSIP:     J44561108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI MATERIALS CORPORATION
  TICKER:                N/A             CUSIP:     J44024107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to (1): Approve Minor                         ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.: Amend Articles to (2): Increase                              ISSUER          YES        AGAINST           AGAINST
Authorized Capital to 3,400,000,000 shs.

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI MOTORS CORPORATION
  TICKER:                N/A             CUSIP:     J44131100
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES        AGAINST           AGAINST
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI RAYON COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J44389120
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI TANABE PHARMA CORPORATION
  TICKER:                N/A             CUSIP:     J4448H104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI UFJ FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J44497105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Reduce
Authorized Capital to 33,920,001,000 shs. due to the
retirement of Class 8 Preferred Shares and Class 12
Preferred Shares , Approve Minor Revisions Related to
 Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUBISHI UFJ LEASE & FINANCE COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J4706D100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Retirement Allowance for                              ISSUER          YES        AGAINST           AGAINST
Retiring Directors and Corporate Auditors, and
Payment of Accrued Benefits associated with Abolition
 of Retirement Benefit System for Current Directors
and Corporate Auditors

PROPOSAL #6: Amend the Compensation to be received by                      ISSUER          YES          FOR               FOR
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI & CO.,LTD.
  TICKER:                N/A             CUSIP:     J44690139
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI CHEMICALS,INC.
  TICKER:                N/A             CUSIP:     J4466L102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI ENGINEERING & SHIPBUILDING CO.,LTD.
  TICKER:                N/A             CUSIP:     J44776128
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI FUDOSAN CO.,LTD.
  TICKER:                N/A             CUSIP:     J4509L101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI MINING AND SMELTING COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J44948107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI O.S.K.LINES,LTD.
  TICKER:                N/A             CUSIP:     J45013109
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Change Company's                          ISSUER          YES          FOR               FOR
Location to Minato-ku, Tokyo,Approve Minor Revisions
Related to Dematerialization of Shares and the other
Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Issue of Stock Acquisition Rights for                        ISSUER          YES          FOR               FOR
the Purpose of Executing a Stock Option System to
Executive Officers, General Managers, and Presidents
of the Company's Consolidated Subsidiaries in Japan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUI SUMITOMO INSURANCE GROUP HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J45745106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Directors and  Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITSUMI ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J45464120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3: Amend Articles to: Adopt Reduction of                         ISSUER          YES          FOR               FOR
Liability System for Outside Auditors

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZUHO FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J4599L102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Reduce Authorized                         ISSUER          YES          FOR               FOR
Capital to 28,485,271,000 shs., Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZUHO SECURITIES CO.,LTD.
  TICKER:                N/A             CUSIP:     J73348104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Revision of the remuneration of                              ISSUER          YES          FOR               FOR
Directors and Corporate Auditors, and determination
of the amount and specific details of stock option
remuneration

PROPOSAL #5.: Approve Retirement Allowance for                             ISSUER          YES        AGAINST           AGAINST
Retiring Corporate Auditors, and Payment of Accrued
Benefits associated with Abolition of Retirement
Benefit System for Current Directors and Corporate
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIZUHO TRUST & BANKING CO.,LTD.
  TICKER:                N/A             CUSIP:     J45988102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Decrease
Authorized Capital by Reducing Class 1 shares to
155,717,123 shs.

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Substitute Corporate Auditor                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOBISTAR SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B60667100
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report of the                         ISSUER          NO           N/A               N/A
Board of Directors on the Companys annual accounts,
for the FYE on the 31 DEC 2008

PROPOSAL #2.: Receive the report of the Statutory                          ISSUER          NO           N/A               N/A
Auditor on the annual accounts

PROPOSAL #3.: Approves the annual accounts for the                         ISSUER          NO           N/A               N/A
FYE on the 31 DEC 2008, including appropriation of
the results as presented therein with distribution of
 a gross dividend of EUR 4.55 per share payable as
specified

PROPOSAL #4.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
fulfilling their mandate

PROPOSAL #5.: Grant discharge to the Auditor for                           ISSUER          NO           N/A               N/A
fulfilling its mandate

PROPOSAL #6.: Amend the Article 24 of the Company's                        ISSUER          NO           N/A               N/A
By-Laws, to bring it in line with the provisions of
the Law of 17 DEC 2008 regarding notably, the
appointment of an Audit Committee in listed
Companies, Banks and Insurance Companies

PROPOSAL #7.: Amend Article 26 of the Company's By-                        ISSUER          NO           N/A               N/A
Laws, to bring it in line with the provisions of the
Law of 17 DEC 2008 regarding notably the appointment
of an Audit Committee in listed Companies, Banks and
in Financial Enterprises

PROPOSAL #8.: Amend Article 47 of the Company's By-                        ISSUER          NO           N/A               N/A
Laws, to bring it in line with the provisions of the
Law of 02 MAY 2007 on disclosure of Major Holdings in
 issuers whose shares are admitted to trading on a
regulated market and laying down miscellaneous
provisions

PROPOSAL #9.: Approve to extend the authorization to                       ISSUER          NO           N/A               N/A
the Board of Directors for a period of 5 years as
from 06 MAY 2009 to acquire the Company's own shares
by purchase or exchange and at a price which shall
not be less than 90% or more than 110% of the average
 closing price for the 5 working days preceding the
purchase or exchange

PROPOSAL #10.: Approve the co-ordination of the By-                        ISSUER          NO           N/A               N/A
Laws   powers; the general meeting confers on Mr.
Johan Van den Cruijce, with the right of
substitution, all powers necessary to co-ordinate the
 text of the Company's By-Laws in accordance with the
 resolution of the present general meeting, to sign
it and to file it with the clerk of the relevant
Commercial Court, in compliance with the applicable

PROPOSAL #11.: Corporate Governance:                                       ISSUER          NO           N/A               N/A
information/discussion

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MODERN TIMES GROUP AB
  TICKER:                N/A             CUSIP:     W56523116
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Martin Borresen,                             ISSUER          NO           N/A               N/A
Lawyer, as the Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1or 2 persons to check and                       ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Determination of whether the AGM has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #6.: Receive the annual Report and Auditor's                      ISSUER          NO           N/A               N/A
 Report and the consolidated financial statements and
 the Auditor's report on the consolidated financial
statements

PROPOSAL #7.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet and of the consolidated income
statement and the consolidated balance sheet

PROPOSAL #8.: Approve a dividend of SEK 5.00 per                           ISSUER          YES          FOR               FOR
share and that the record date is proposed to be
Friday 14 MAY 2009

PROPOSAL #9.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Directors of the Board and the Chief Executive

PROPOSAL #10.: Approve that the Board of Directors                         ISSUER          YES          FOR               FOR
shall consist of 8 Members without Deputies

PROPOSAL #11.: Approve that the remuneration to the                        ISSUER          YES          FOR               FOR
Board of Directors for the period until the close of
the next AGM shall be the same remuneration per Board
 Member; due to an addition of another Board Member,
however, the total Board remuneration shall be
increased from SEK 4,375,000 to SEK 4,450,000 of
which SEK 1,100,000 shall be allocated to the
Chairman of the Board, SEK 400,000 to each of the
Directors of the Board and in total SEK 550,000 as
remuneration for the work in the committees of the
Board of Directors; for the work within the Audit
Committee, SEK 200,000 shall be allocated to the
Chairman and SEK 75,000 to each of the other 3
Members and for work within the Remuneration
Committee SEK 50,000 shall be allocated to the
Chairman and SEK 25,000 to each of the other 3
Members; and that the remuneration to the Auditors

PROPOSAL #12.: Re-elect Messrs. Asger Aamund, Mia                          ISSUER          YES          FOR               FOR
Brunell Livfors, David Chance, David Marcus, Simon
Duffy, Alexander Izosimov, Cristina Stenbeck and
elect Mr. Michael Lyton as the Directors of the
Board; re-elect Mr. David Chance as the Chairman of
the Board of Directors; acknowledge that Mr. Pelle
Tornbeg has declined re-election and the Board of
Directors at the constituent Board Meeting appoint a
Remuneration Committee and an Audit Committee within
the Board of Directors

PROPOSAL #13.: Approve the procedure of the                                ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #14.: Amend the Articles of Association, as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #15.: Approve the guidelines on remuneration                      ISSUER          YES          FOR               FOR
 for the Senior Executives

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
pass a resolution on one or more occasions for the
period up until the next AGM, on repurchasing so many
 Class A and/or Class B shares that the Company's
holding does not at any time exceed 10% of the total
number of shares in the Company; the repurchase of
shares shall take place on the NASDAQ OMX Stockholm
and may only occur at a price within the share price
interval registered at that time, where share price
interval means the difference between the highest
buying price and lowest selling price

PROPOSAL #17.a: Adopt a Performance-Based Incentive                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #17.b: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to increase the Company's
share capital by not more than SEK 1,850,000 by the
issue of not more than 370,000 Class C shares, each
with a ratio value of SEK 5.00; with disapplication
of the shareholders' preferential rights, Nordea Bank
 AB [publ] shall be entitled to subscribe for the new
 Class C shares at a subscription price corresponding
 to the ratio value of the shares

PROPOSAL #17.c: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to repurchase its own
Class C shares; the repurchase may only be effected
through a public offer directed to all holders of
Class C shares and shall comprise all outstanding
Class C shares; the purchase may be affected at a
purchase price corresponding to not less than SEK
5.00 and not more than SEK 5.10; the total price will
 not exceed SEK 1,887,000; payment for the Class C
shares shall be made in cash

PROPOSAL #17.D: Approve, by virtue of the                                  ISSUER          YES          FOR               FOR
authorization to repurchase its own shares in
accordance with Resolution 17(c), the
reclassification into Class B shares, may be
transferred to participants in accordance with the

PROPOSAL #18.: Approve the offer of reclassification                       ISSUER          YES          FOR               FOR
of Class A shares into Class B shares, as specified

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MONGOLIA ENERGY CORPORATION LTD
  TICKER:                N/A             CUSIP:     G6260K126
  MEETING DATE:          9/4/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements, the reports of the Directors and the
Independent Auditor of the Company for the YE 31 MAR
2008

PROPOSAL #2.a: Re-elect Mr. Lo Lin Shing, Simon as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.b: Re-elect Mr. Liu Zhuo Wei as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.c: Re-elect Mr. Lau Wai Piu as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.d: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Independent Auditor and authorize the Board of
Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares of
the Company, and to make or grant offers, agreements
or options [including bonds, notes, warrants,
debentures and securities convertible into shares of
the Company], during and after the end of the
relevant period, otherwise than pursuant to i) a
rights issue [as specified]; ii) an issue of shares
pursuant to any existing specific authority,
including upon the exercise of rights of subscription
 or conversion under the terms of any warrants issued
 by the Company or any bonds, notes, debentures or
securities convertible into shares of the Company;
iii) the exercise of options granted under any Share
Option Scheme adopted by the Company; and iv) any
scrip dividend scheme or similar arrangement
providing for the allotment of shares of the Company
in lieu of the whole or part of a dividend on shares
of the Company in accordance with the Bye-Laws of the
 Company, does not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company or any

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares in the capital of the Company on
 The Stock Exchange of Hong Kong Limited [Stock
Exchange] or on any other exchange on which the
shares of the Company may be listed and recognized by
 the Securities and Futures Commission of Hong Kong
and the Stock Exchange for this purpose [Recognized
Stock Exchange], subject to and in accordance with
all applicable Laws, Rules and regulations and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange, or of any other
Recognized Stock Exchange and the Bye-Laws of the
Company, during the relevant period, does not exceed
10% of the aggregate nominal amount of the shares in
the capital of the Company in issue as at the date of
 passing this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the Bye-
Laws of the Company or any applicable Laws of Bermuda
 to beheld]

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 4 and 5 as specified, to extend the
general mandate granted to the Directors of the
Company to allot, issue and deal with additional
shares of the Company pursuant to Resolution 4 by the
 addition to it of an amount representing the
aggregate nominal amount of the shares in the capital
 of the Company which are repurchased by the Company
pursuant to and since the granting to the Company of
the general mandate to repurchase shares in
accordance with Resolution 5 as specified

PROPOSAL #S.7: Amend the Bye-Law 84A of the Company                        ISSUER          YES          FOR               FOR
[Bye-laws] as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MONGOLIA ENERGY CORPORATION LTD
  TICKER:                N/A             CUSIP:     G6260K126
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: the acquisition agreement                           ISSUER          YES          FOR               FOR
[Acquisition Agreement] dated 05 MAR 2008 as
supplemented by the supplemental agreement dated 27
OCT 2008 [Supplemental Agreement], a copy of which
has been produced to the meeting and marked A and B
respectively and signed by the Chairman of the
meeting for the purpose of identification, entered
into between Mr. Liu Cheng Lin [Mr. Liu] and the
Company whereby Mr. Liu conditionally agreed to sell
20% of the benefits relating to copper, tin, and
multi-metals resources with explored tungsten and tin
 resources under the investment agreement dated 03
MAR 2008 [Investment Agreement] and entered into
between i) [Xinjiang Yinye Mineral Products
Development Company Limited] [Concession Owner]; ii)
Mr. Liu and; iii) [Xinjiang Kaiyue Yuan Mineral
Company Limited] [Relevant Interest] and the Company
conditionally agreed to acquire the Relevant
Interest, at the consideration of HKD 1 billion: (1)
HKD 200 million to Mr. Liu as service fee; (2)
reimbursement of RMB 100 million paid by Mr. Liu
under the Investment Agreement to the Concession
Owner for the purpose of development and commercial
exploitation of the resources under the Investment
Agreement; (3) payment of the balance by way of new
Shares of the Company to be allotted at the closing
price of the date of closing, subject to a maximum
cap of 100 million new Shares of the Company, upon
the terms and conditions therein contained, in all
respects and the transactions contemplated under the
Acquisition Agreement as supplemented by the
Supplemental Agreement; the creation and issue of the
 new Shares subject to a maximum of 100 million new
Shares subject to the terms of the Acquisition
Agreement as supplemented by the Supplemental
Agreement; the unwinding of the Joint Venture and
waiver of any interest payment under the joint
venture agreement dated 31 AUG 2007 and entered into
between, among others, the Company and Mr. Liu;
authorize the Directors to do all such acts and
things, to sign and execute all such further
documents and to take such steps as the Directors may
 consider necessary, appropriate, desirable or
expedient to give effect to or in connection with the
 Acquisition Agreement and Supplemental Agreement,
the issue of the new Shares as part of the
Consideration or any of the transactions as
contemplated under the Acquisition Agreement and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTR CORP LTD
  TICKER:                N/A             CUSIP:     Y6146T101
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
Statement of accounts and the reports of the
Directors and the Auditors of the Company for the YE

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.a: Re-elect Dr. Raymond Chien Kuo-fung as                      ISSUER          YES          FOR               FOR
 a member of the Board of Directors of the Company

PROPOSAL #3.b: Re-elect Mr. T. Brian Stevenson as a                        ISSUER          YES          FOR               FOR
member of the Board of Directors of the Company

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Board of Directors to
determine their remuneration

PROPOSAL #5.: Authorize the Directors, to allot,                           ISSUER          YES        AGAINST           AGAINST
issue, grant, distribute and otherwise deal with
additional shares and make, issue or grant offers,
agreements, options warrants and other securities
during or after the end of the relevant period, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company; and the
aggregate nominal amount of share capital purchased
by the Company subsequent to the Passing of this
Resolution [up to a maximum equivalent to 10% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this
resolution]; otherwise than pursuant to: i) a rights
issue; or ii) any Option Scheme or similar
arrangement for the time being adopted for the grant
or issue to the members of the Executive Directorate
and/or officers and/or employees of the Company
and/or any of its subsidiaries of Shares or rights to
 acquire Shares, including without limitation
pursuant to the Rules of the Company's Pre-Global
Offering Share Option Scheme, the Rules of the
Company's New Joiners Share Option Scheme and also
the Rules of the Company's 2007 Share Option Scheme;
or iii) the exercise of rights of subscription or
conversion under the terms of any warrants by the
Company or any securities which are convertible into
shares; or iv) any scrip dividend or similar
arrangement provided for the allotment of Shares in
lieu of the whole or part of a divided on Shares
pursuant to the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is required by the
Articles of Association of the Company or by Law to
be held] and shares means shares of all classes in
the capital of the Company and warrants and other
securities which carry a right to subscribe or

PROPOSAL #6.: Authorize the Board of Directors, to                         ISSUER          YES          FOR               FOR
purchase shares of the Company during the relevant
period, on The Stock Exchange of Hong Kong Limited or
 any other stock exchange on which the shares of the
Company may be listed and recognized by the
Securities and Futures Commission and the Stock
Exchange in accordance with all applicable laws,
including the Hong King Code on share repurchases and
 the Rules Governing the Listing of Securities on the
 Stock Exchange of Hong Kong Limited as amended from
time to time, not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is required by the
Articles of Association of the Company or by Law to
be held]; and shares means shares of all classes in
the capital of the Company and warrants and other
securities which carry a right to subscribe or
purchase shares in the Company

PROPOSAL #7.: Approve conditional upon the passing of                      ISSUER          YES        AGAINST           AGAINST
 Resolutions 5 and 6, the exercise by the Board of
Directors of the powers referred to in Resolution 5
in respect of the share capital of the Company
referred to in Resolution 5

PROPOSAL #S.8: Amend Article 138 and Article 141 of                        ISSUER          YES          FOR               FOR
the Articles of Association of the Company, as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG
  TICKER:                N/A             CUSIP:     D55535104
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.A: Submission of the report of the                             ISSUER          NO           N/A               N/A
Supervisory Board and the corporate governance report
 including the remuneration report for the financial
year 2008

PROPOSAL #1.B: Submission of the adopted Company                           ISSUER          NO           N/A               N/A
financial statements and management report for the
financial year 2008, the approved consolidated
financial statements and management report for the
Group for the financial year 2008, and the
explanatory report on the information in accordance
with Sections 289 para. 4 and 315 para. 4 of the
German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
net retained profits

PROPOSAL #3.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Board of Management

PROPOSAL #4.: Resolution to approve the actions of                         ISSUER          YES          FOR               FOR
the Supervisory Board

PROPOSAL #5.: Authorisation to buy back and use own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #6.: Authorisation to buy back own shares                         ISSUER          YES          FOR               FOR
using derivatives

PROPOSAL #7.1.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Peter Gruss

PROPOSAL #7.2.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Dr. Henning Kagermann

PROPOSAL #7.3.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Peter L scher

PROPOSAL #7.4.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Wolfgang Mayrhuber

PROPOSAL #7.5.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Prof. Karel Van Miert

PROPOSAL #7.6.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. e. h. Bernd Pischetsrieder

PROPOSAL #7.7.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Anton van Rossum

PROPOSAL #7.8.: Elections to the Supervisory Board:                        ISSUER          YES        AGAINST           AGAINST
Dr. Hans-J rgen Schinzler

PROPOSAL #7.9.: Elections to the Supervisory Board:                        ISSUER          YES          FOR               FOR
Dr. Ron Sommer

PROPOSAL #7.10.: Elections to the Supervisory Board:                       ISSUER          YES          FOR               FOR
Dr. Thomas Wellauer

PROPOSAL #8.: Resolution to cancel Contingent Capital                      ISSUER          YES          FOR               FOR
 2003 I as well as the existing authorisation for
increasing the share capital under Authorised Capital
 Increase 2004, to replace this with a new
authorisation Authorised Capital Increase 2009 and to
 amend Article 4 of the Articles of Association

PROPOSAL #9.: Resolution to amend Articles 3 (entry                        ISSUER          YES          FOR               FOR
in the shareholder's register) and 6 (registration
for the Annual General Meeting) of the Articles of
Association

PROPOSAL #10.: Resolution to amend Article 7 of the                        ISSUER          YES          FOR               FOR
Articles of Association (electronic participation in
the Annual General Meeting and postal vote)

PROPOSAL #11.: Resolution to amend Articles 12 and 13                      ISSUER          YES          FOR               FOR
 of the Articles of Association (Supervisory Board)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MURATA MANUFACTURING COMPANY,LTD.
  TICKER:                N/A             CUSIP:     J46840104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NAMCO BANDAI HOLDINGS INC.
  TICKER:                N/A             CUSIP:     J48454102
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Change Company's                          ISSUER          YES          FOR               FOR
Location to Shinagawa-ku, Approve Minor Revisions
Related to Dematerialization of Shares and the other
Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL AUSTRALIA BANK LTD, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q65336119
  MEETING DATE:          12/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To consider the Company's financial                          ISSUER          NO           N/A               N/A
statements and the reports for the YE 30 SEP 2008

PROPOSAL #2.A: Re-elect Mr. John Thorn as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Article 10.3 of
the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Geoff Tomlinson as a                           ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Article
10.3 of the Company's Constitution

PROPOSAL #3.: Approve, for the purposes of the ASX                         ISSUER          YES          FOR               FOR
Listing Rule 7.2, Exception 9, the issue of
securities in the Company under the National
Australia Bank Staff Share Allocation Plan, the
National Australia Bank New Zealand Staff Share
Allocation Plan, the National Australia Bank Staff
Share Ownership Plan, the National Australia Bank
Share Option Plan No. 2, the National Australia Bank
Performance Rights Plan and the National Australia

PROPOSAL #4.: Approve to grant performance shares and                      ISSUER          YES          FOR               FOR
 performance rights, to the Group Chief Executive
Officer designate, Mr. Cameron Clyne, under the
Company's Long Term Incentive Plan, as specified

PROPOSAL #5.A: Approve to grant shares, performance                        ISSUER          YES          FOR               FOR
options and performance shares, to Mr. Ahmed Fahour
[an Executive Director], under the Company's Short
Term Incentive and Long Term Incentive Plans as
specified

PROPOSAL #5.B: Approve to grant shares, performance                        ISSUER          YES          FOR               FOR
options and performance shares, to Mr. Michael Ullmer
 [an Executive Director], under the Company's Short
Term Incentive and Long Term Incentive Plans as
specified

PROPOSAL #6.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: approve to remove Mr. Paul Rizzo from
office as a Director of the National Australia Bank

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL BANK OF GREECE
  TICKER:                N/A             CUSIP:     X56533114
  MEETING DATE:          1/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the Company share                        ISSUER          NO           N/A               N/A
capital up to the amount of EUR 350,000,000 with the
issuance of preferred shares in accordance to Law
3723/2008 related to the reinforcement of the economy
 for the facing of the implications of the global
financial crisis and abolishment of the pre-emptive
right to the existing shareholders

PROPOSAL #2.: Amend the Association's Articles 4 and                       ISSUER          NO           N/A               N/A
18 of the banks statute according to the above Law
and addition of provision

PROPOSAL #3.: Approve the grant of relevant                                ISSUER          NO           N/A               N/A
authorizations

PROPOSAL #4.: Announcements and approvals                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL BANK OF GREECE S.A.
  TICKER:                NBG             CUSIP:     633643408
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #01: SUBMISSION FOR APPROVAL OF THE BOARD                         ISSUER          NO           N/A               N/A
AND THE AUDITORS' REPORTS ON THE ANNUAL FINANCIAL
STATEMENTS FOR THE FINANCIAL YEAR 2008.

PROPOSAL #02: SUBMISSION FOR APPROVAL OF THE ANNUAL                        ISSUER          NO           N/A               N/A
FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2008.
PROFIT APPROPRIATION.

PROPOSAL #03: DISCHARGE OF THE MEMBERS OF THE BOARD                        ISSUER          NO           N/A               N/A
OF DIRECTORS AND THE AUDITORS FROM ANY LIABILITY FOR
INDEMNITY.

PROPOSAL #04: APPROVAL OF THE REMUNERATIONS OF BOARD,                      ISSUER          NO           N/A               N/A
 THE CHIEF EXECUTIVE OFFICER'S, THE DEPUTY CHIEF
EXECUTIVE OFFICER'S AND OF NON-EXECUTIVE DIRECTOR'S.

PROPOSAL #05: APPROVAL OF THE MEMBERS OF THE BOARD,                        ISSUER          NO           N/A               N/A
GENERAL MANAGERS' AND MANAGERS' PARTICIPATION IN THE
BOARD OR IN THE MANAGEMENT.

PROPOSAL #06: ANNOUNCEMENT OF A BOARD MEMBER'S                             ISSUER          NO           N/A               N/A
ELECTION IN REPLACEMENT OF A BOARD MEMBER WHO
RESIGNED, AND ANNOUNCEMENT OF A GREEK STATE
REPRESENTATIVE'S APPOINTMENT TO THE BOARD AS AN
ADDITIONAL, SIXTEENTH MEMBER THEREOF, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #07: ELECTION OF REGULAR AND SUBSTITUTE                           ISSUER          NO           N/A               N/A
CERTIFIED AUDITORS, ALL AS MORE FULLY DESCRIBED IN
THE PROXY STATEMENT.

PROPOSAL #08: ANNOUNCEMENTS AND OTHER APPROVALS.                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL BK GREECE S A
  TICKER:                N/A             CUSIP:     X56533114
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors' and the                      ISSUER          NO           N/A               N/A
 Auditors' reports on the annual financial statements
 for the FY 2008 [i.e. 01 JAN 2008 to 31 DEC 2008]

PROPOSAL #2.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 for the FY 2008 [i.e. 01 JAN 2008 to 31 DEC 2008]
and the profit distribution and cash dividend payment

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors of National Bank
of Greece and of PK Investment Services S.A., which
was absorbed by the Bank, from any liability for
indemnity regarding the annual financial statements
and management for the year 2008 [i.e. 01 JAN 2008 to
 31 DEC 2008]

PROPOSAL #4.: Approve the remuneration of the Board                        ISSUER          NO           N/A               N/A
of Directors of the Bank and of the absorbed PK
Investment Services S.A. for the financial year 2008
[pursuant to Article 24, Paragraph 2 of the Company's
 Act), determination of the Chief Executive
Officer's, the Deputy Chief Executive Officer's and
Non-executive Directors' remuneration until the
Bank's AGM of 2010; the remuneration of the Bank's
Directors for the FY 2008 in their capacity as
Members of the Bank's Audit, corporate Governance
Nominations, human resources remuneration and Risk
Management Committees, and determination of their
remuneration until the Bank's AGM of 2010

PROPOSAL #5.: Approve the Members of the Board of                          ISSUER          NO           N/A               N/A
Directors', General Managers' and Managers'
participation in the Board of Directors or in the
management of NBG Group Company's pursuing similar or
 related business goals [as per Article 23, Paragraph
 1 of the Company's Act and Article 30, Paragraph 1
of the Bank's Articles of Association]

PROPOSAL #6.: Elect the Board members and                                  ISSUER          NO           N/A               N/A
announcement of a Greek State representative's
appointment to the Board as an additional, sixteenth
member thereof, also in accordance with the relevant
resolution of the Bank's EGM of Shareholders [EGM] of
 22 JAN 2009 and the provisions of law 3723/2008 on
the enhancement of liquidity in the Greek economy in
response to the impact of the international financial

PROPOSAL #7.: Elect the regular and substitute                             ISSUER          NO           N/A               N/A
Certified Auditors for the Bank's financial
statements and the Group's consolidated financial
statements, and determination of their remuneration,

PROPOSAL #8.: Announcements and other approvals                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL GRID PLC
  TICKER:                N/A             CUSIP:     G6375K151
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual reports and accounts                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend of 21.3 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #3.: Re-elect Mr. Bob Catell as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Tom King as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Philip Aiken as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. John Allan as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor of the Company

PROPOSAL #8.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #10.: Authorize the Directors to issue of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.11: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of GBP

PROPOSAL #S.12: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
249,936,128 ordinary shares for Market Purchase

PROPOSAL #S.13: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIXIS, PARIS
  TICKER:                N/A             CUSIP:     F6483L100
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Executive Committee the                        ISSUER          YES        AGAINST           AGAINST
necessary powers to increase the capital, on one or
more occasions, in France or abroad, by a maximum
nominal amount of EUR 4,000,000,000.00, by issuance,
with preferred subscript ion rights maintained, of
shares and or debt securities this amount shall count
 against the overall value set forth in Resolutions
2, 3 , 4, 5 the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
1,500,000,000.00 [Authority expires at the end of 26
month period] to take all necessary measures and
accomplish all necessary formalities this
authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of
22 MAY 2008 in its Resolution number 8

PROPOSAL #2.: Authorize the Executive Committee the                        ISSUER          YES        AGAINST           AGAINST
necessary powers to increase the capital, on one or
more occasions, in France or abroad, by a maximum
nominal amount of EUR 4,000,000,000.00, by issuance,
without preferred subscription rights, of shares and
or debt securities this amount shall count against
the overall value set forth in Resolution Number 2,
3, 4, 5 the maximum nominal amount of debt securities
 which may be issued shall not exceed EUR
1,500,000,000.00 [Authority expires at the end of 26
month period] to take all necessary measures and
accomplish all necessary formalities this
authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of
22 MAY 2008 in its Resolution number 9

PROPOSAL #3.: Authorize the Executive Committee to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital, up to 10% of the share
capital, by way of issuing shares or securities
giving access to the capital, in consideration for
the contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital [Authority expires at the end
 of 26 month period] this amount shall count against
the overall value set forth in Resolutions 2, 3, 4,
5; to take all necessary measures and accomplish all
necessary formalities this authorization supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 22 MAY 2008 in its
Resolution 11

PROPOSAL #4.: Authorize the Executive Committee in                         ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by a maximum
nominal amount of EUR 4,000,000,000.00, by way of
capitalizing reserves, profits, premiums or other
means, provided that such capitalization is allowed
By-Law and under the By-Laws, by issuing bonus shares
 or raising the par value of existing shares, or by a
 combination of these methods; [Authority expires at
the end of 26 month period]; to take all necessary
measures and accomplish all necessary formalities
this authorization supersedes the fraction unused of
the authorization granted by the shareholders meeting
 of 22 MAY 2008 in its Resolution 12

PROPOSAL #5.: Authorize the Executive Committee to                         ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in the
 event of a capital increase with or without
preferential subscription right of shareholders, at
the same price as the initial issue, with in 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue; [Authority
expires at the end of 26 month period]; to take all
necessary measures and accomplish all necessary
formalities this authorization supersedes the
fraction unused of the authorization granted by the
share holders meeting of 22 MAY 2008 in its

PROPOSAL #6.: Authorize the Executive Committee to                         ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion in favour of employees and
corporate officers of the Company who are Members of
a Company Savings Plan [Authority expires at the end
of 26 month period] and for a nominal amount that
shall not exceed EUR 16,000,000.00; to take all
necessary measures and accomplish all necessary
formalities the shareholders meeting decides to
cancel the shareholders preferential subscription
rights in favour of employees and Corporate Officers
of the Company who are Members of a Company Savings
Plan this delegation of powers supersedes any and all
 earlier delegations to the same effect

PROPOSAL #7.: Grants full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIXIS, PARIS
  TICKER:                N/A             CUSIP:     F6483L100
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of Profit                          ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the agreements and                                  ISSUER          YES          FOR               FOR
transactions referred to in Articles L.225-86 of the

PROPOSAL #O.5: Ratify two regulated agreements                             ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Ratify two regulated agreements                             ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Ratify the appointment of Mr. Olivier                       ISSUER          YES        AGAINST           AGAINST
Klein as Member of the Supervisory Board

PROPOSAL #O.8: Ratify the appointment of Mr. Fran ois                      ISSUER          YES        AGAINST           AGAINST
 Perol as Member of the Supervisory Board

PROPOSAL #O.9: Ratify the appointment as                                   ISSUER          YES          FOR               FOR
provisionally Mr. Luigi Maranzana as observer of the
Supervisory Board

PROPOSAL #E.10: Approve the modification of the                            ISSUER          YES          FOR               FOR
Company method of administration and management by
establishing a Board of Directors

PROPOSAL #E.11: Adopt the new updated statutes                             ISSUER          YES          FOR               FOR

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of purchased
 shares pursuant a share buyback program

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
decide a capital share increase, through the issue -
with maintenance of preferential subscription rights
- of shares and / or securities giving access to the
Company capital and / or the issuance of securities
giving right to the allocation of debt securities

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
decide a capital share increase, through the issue -
without preferential subscription rights - of shares
and / or securities giving access to the Company
capital and / or the issuance of securities giving
right to the allocation of debt securities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares or securities giving access to capital
without the preferential subscription right in
consideration of contributions in kind relating to
equity securities or securities giving access to
capital

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide a capital share increase by incorporation of
premiums, reserves, profits or others

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of capital increase with or without preferential
 subscription right

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase share capital by issuing of shares or
securities giving access to capital reserved for
Members of Saving Plan with suppression of
preferential subscription right referred to in
Article L. 225-129-6 of the Commercial Code

PROPOSAL #O.19: Appoint Mr. Fran ois Perol as a Board                      ISSUER          YES        AGAINST           AGAINST
 Member

PROPOSAL #O.20: Appoint Mr. Banque Federale des                            ISSUER          YES        AGAINST           AGAINST
Banques Populaires, represented by Mr. Philippe
Queuille, as a Board Member

PROPOSAL #O.21: Appoint National Savings Bank,                             ISSUER          YES        AGAINST           AGAINST
represented by Mr. Alain Lemaire, as Board Member

PROPOSAL #O.22: Appoint Mr. Vincent Bollore as Board                       ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.23: Appoint Mr. Jean Clochet as a Board                        ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.24: Appoint Mr. Jean-Claude Crequit as                         ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #O.25: Appoint Mr. Steve Gentili as Board                         ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.26: Appoint Mr. Francis Henry as Board                         ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.27: Appoint Mr. Mr. Bernard Jeannin as                         ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #O.28: Appoint Mr. Olivier Klein as Board                         ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.29: Appoint Mr. Yvan de La Porte du Theil                      ISSUER          YES        AGAINST           AGAINST
 as Board Member

PROPOSAL #O.30: Appoint Mr. Jean-Charles Naouri as                         ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #O.31: Appoint Mr. Didier Patault as Board                        ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.32: Appoint Mr. Henri Proglio as Board                         ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.33: Appoint Mr. Philippe Sueur as Board                        ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.34: Appoint Mr. Jean-Louis Tourret as                          ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #O.35: Appoint Mr. Robert Zolade as Board                         ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.36: Appoint Mr. Luigi Maranzana as Board                       ISSUER          YES          FOR               FOR
Member

PROPOSAL #O.37: Appoint an observer; name will be                          ISSUER          YES          FOR               FOR
indicated in the assembly

PROPOSAL #O.38: Approve the attendance allowances                          ISSUER          YES          FOR               FOR
fixed
PROPOSAL #O.39: Approve the intervention by the                            ISSUER          YES        AGAINST           AGAINST
Company on the market of its own shares

PROPOSAL #O.40: Powers of formalities                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEC CORPORATION
  TICKER:                N/A             CUSIP:     J48818124
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reduction of Legal Capital Surplus and                       ISSUER          YES          FOR               FOR
Legal Retained Earnings and Appropriation of Surplus

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEC ELECTRONICS CORPORATION
  TICKER:                N/A             CUSIP:     J4881U109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Adopt
Restriction to the Rights for Odd-Lot Shares, Allow
Use of Treasury Shares for Odd-Lot Purchases

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEOPOST SA, BAGNEUX
  TICKER:                N/A             CUSIP:     F65196119
  MEETING DATE:          7/8/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the Company's
financial statements for the YE on 31 JAN 2008 as
presented

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: prior retained
earnings: EUR 56,388,270.72, income for the FY: EUR
106,709,418.78, balance available for distribution:
EUR 163,097,689.50, dividends: EUR 112,822,032.90
retained earning: EUR 50,275,656.60, the shareholders
 will receive net dividend of EUR 3.65 per share, and
 will entitle to the 40% deduction provided by the
French Tax Code; this dividend will be paid on 15 JUL
 2008; the event that the Company holds some of its
own shares on such date, the amount of the unpaid
dividend on such shares shall be allocated to the
retained earnings account; authorize the Board of
Directors with power of delegation in the statutory
conditions, to deduct from the account retained
earnings or share premium or conversion premium
required amounts for the payment of the dividend
attached to the created shares, further to the
exercise of issuance of stock options between 01 FEB
2008, and the date of payment of the dividend, as
required by law, it is reminded that, for the last
three FYs, the dividends paid, were as follows: EUR
111,527,174.50 for FY 2005 and ordinary dividend of
EUR 1.50 was paid and an exceptional dividend of EUR
2.00 per share EUR 95,721,261.00 for FY 2006, an
ordinary dividend of EUR 2.20 was paid and an
exceptional dividend of EUR 0.80 per share EUR
103,627,590.00 for FY 2007, a dividend of EUR 3.00

PROPOSAL #O.3: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by the Article
L.225.38 of the French Commercial Code, approve the
said report and the agreements referred to therein

PROPOSAL #O.5: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 320,000.00 to the Board of Directors

PROPOSAL #O.6: Appoint Mr. Raymond Svider's as a                           ISSUER          YES          FOR               FOR
Director expires this last not request the renewal of
 his term of office

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. M. Cornelius Geber as a Director for a 3 year
period

PROPOSAL #O.8: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. M. Michel Rose as a Director for a 3 year period

PROPOSAL #O.9: Approve the resignation of Mr. M.                           ISSUER          YES          FOR               FOR
Christian Chochon as supplying statutory Auditor;
appoint Messrs.Societe Auditex as supplying statutory
 Auditor for 6 year period

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
funds invested in the share buybacks: 10% of the
share capital; this authorization is given for an 18
month period; authorize the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this authorization supersedes
the fraction unused of the authorization granted by
the shareholders meeting of 10 JUL 2007

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or occasions, in france
or abroad, by a maximum nominal amount of EUR
5,000,000.00 by issuance, with preferred subscription
 rights maintained of ordinary shares and or
securities, the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
250,000,000.00, this authorization is granted for a
26 month period; this amount shall count against the
overall value set forth in resolution number 12,14
and 15; the shareholders meeting decides to chance
the shareholders preferential subscription rights in
favour of holders of securities the authorization
supersedes the fraction unused of this authorization
granted by the shareholders, meeting of 10 JUL 2007
in its resolution number 15

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of securities to be issued in the
 event of a capital increase with or without
preferential subscription right of shareholders at
the same price as the initial issue, with in 30 days
of the closing of the subscription period and up to a
 maximum of 15% of the initial issue; this delegation
 is granted for a 26 month period; this authorization
 supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 10 JUL 2007
in its resolution number 16

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by a maximum
nominal amount of EUR 30,000,000.00 by way of
capitalizing reserves, profits, premiums or other
means provided that such capitalization is allowed by
 law and under the By-Laws, by issuing bonus shares
or raising the par value of existing shares, or by a
combination of these methods; this authorization is
given for a 26 month period; this authorization
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 10 JUL 2007
in its resolution number 17

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or more occasions in
France or abroad, by a maximum nominal amount of 10%
of the share capital, by issuance with abolition of
subscription rights maintained, of ordinary shares
and or securities in order to pay contributions in
kind; this authorization is granted for a 26 month
period'; this amount shall count against the overall
value set forth in resolution number 11; approve to
cancel the shareholders preferential subscription
rights in favor of the holders of securities;
authorize the Board of Directors to take all
necessary measure and accomplish all necessary
formalities; this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 10 JUL 2007 in its

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's equity securities or securities
giving access to the Company's share capital, in
consideration for securities tendered in a public
exchange offer initiated by the Company concerning
the shares of another Company; this authorization is
granted for a 26 month period; approve to cancel the
shareholders' preferential subscription rights in
favor of holders of securities; this amount shall
count against the overall value set forth in
resolution number 11; authorize the Board of
Directors to take all necessary measure and
accomplish all necessary formalities; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 10 JUL 2007 in its resolution number 19

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions
at its sole discretion, in favor of employees and
corporate officers of the Company who are Members of
Company savings plan; this delegation is given for a
26 month period and for a nominal amount that shall
not exceed EUR 600,000.00; approve to cancel the
shareholders' preferential subscription rights in
favor of Members of a corporate savings plan;
authorize the Board of Directors to take all
necessary measures and accomplish all necessary
formalities; authorize the Board of Directors to
charge the issuance costs against the related
premiums and deduct from the premiums the amounts
necessary to raise the legal reserve to one tent of
the new capital after each increase; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of
10 JUL 2007 in its resolution number 20

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions
at its sole discretion, to the benefit of financial
institutions or to Companies created specifically to
implement a wage plan to the advantage of the
employees of certain subsidiary Companies or foreign
branches of the group equivalent to the savings plan
of the French and foreigner Companies of the group in
 force; this delegation is given for a 18 month
period and for a nominal amount that shall not exceed
 EUR 600,000.00; approve to cancel the shareholders'
preferential subscription rights in favor of the
beneficiary; authorize the Board of Directors to take
 all necessary measures and accomplish all necessary
formalities; authorize the Board of Directors to
charge the share issuance costs against the related
premiums and deduct from the premiums the amounts
necessary to raise the legal reserve to one tenth of
the new capital after each increase; this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 10 JUL 2007 in its resolution number 21

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a stock repurchase plan up to a maximum of 10% of the
 share capital over a 24 month period; this
authorization is given for a 18 month period; this
delegation of powers supersedes any and all earlier
delegations to the same effect

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, in one or several times in France or abroad,
securities giving the right to the allocation of debt
 securities and bonds matched by bond giving the
right to subscribe to warrants and more generally by
securities; the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
250,000,000.00 ; this authorization granted for a 26
month period; authorize the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; this delegation of powers
supersedes any and all earlier delegations to the

PROPOSAL #E.20: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEPTUNE ORIENT LINES LTD
  TICKER:                N/A             CUSIP:     V67005120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and accounts for the FYE 26 DEC 2008 and the
Auditors' report thereon

PROPOSAL #2.: Approve the declaration of a final tax                       ISSUER          YES          FOR               FOR
exempt [1-tier] dividend of 4.00 Singapore cents per
share for the FYE 26 DEC 2008

PROPOSAL #3.: Approve the payments to Non-Executive                        ISSUER          YES          FOR               FOR
Director of SGD 1,750,000 as the Directors' fees for
the FYE 25 DEC 2009

PROPOSAL #4.: Re-elect Mr. Peter Wagner as a                               ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 97 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Dr. Friedbert Malt as a                             ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 97 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. James Connal Scotland                           ISSUER          YES          FOR               FOR
Rankin as a Director, who retires pursuant to Article
 97 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Bobby Chin Yoke Choong as                       ISSUER          YES          FOR               FOR
a Director, who retires pursuant to Article 97 of the
 Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Ronald Dean Widdows as a                        ISSUER          YES          FOR               FOR
Board of Director, who retires pursuant to Article
102 of the Company's Articles of Association

PROPOSAL #9.: Re-elect Mr. Boon Swan Foo as a Board                        ISSUER          YES          FOR               FOR
of Director, who retires pursuant to Article 102 of
the Company's Articles of Association

PROPOSAL #10.: Re-appoint Messrs. Ernst & Young LLP                        ISSUER          YES          FOR               FOR
as the Company's Auditors and authorize the Directors
 to fix their remuneration

PROPOSAL #11.: Approve the renewal of the mandate for                      ISSUER          YES          FOR               FOR
 the Directors to allot and issue shares subject to
the limits as specified

PROPOSAL #12.: Authorize the Directors to offer and                        ISSUER          YES        AGAINST           AGAINST
grant options and/or awards, and to allot and issue
shares, pursuant to the provisions of the NOL Share
Option Plan and the NOL Performance Share Plan 2004,
subject to limits as specified

PROPOSAL #13.: Approve the renewal of the share                            ISSUER          YES          FOR               FOR
purchase mandate

PROPOSAL #14.: Approve the renewal of the mandate for                      ISSUER          YES          FOR               FOR
 Interested Person Transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NESTE OIL
  TICKER:                N/A             CUSIP:     X5688A109
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Matters of order for the meeting                             ISSUER          NO           N/A               N/A

PROPOSAL #3.: Selection of the examiners of the                            ISSUER          NO           N/A               N/A
minutes and ballots

PROPOSAL #4.: Establishing that the meeting is                             ISSUER          NO           N/A               N/A
competent and forms a quorum

PROPOSAL #5.: Confirmation of shareholders present                         ISSUER          NO           N/A               N/A
and the voting list

PROPOSAL #6.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements for 2008, including also the Consolidated
Financial Statements, the Review by the Board of
Directors, the Auditor's Report, and the Statement of
 the Supervisory Board - Review by the President & CEO

PROPOSAL #7.: Adopt the financial statements                               ISSUER          YES          FOR               FOR
including and the consolidated financial statements

PROPOSAL #8.: Approve the use of the profit shown in                       ISSUER          YES          FOR               FOR
the balance sheet and to pay a dividend of EUR 0.80
per share

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Supervisory Board and the Board of Directors, the
President and Chief Executive Officer from liability

PROPOSAL #10.: Approve the remuneration to be paid to                      ISSUER          YES          FOR               FOR
 the Members of the Supervisory Board

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #12.: Elect the Chairman, the Vice Chairman,                      ISSUER          YES          FOR               FOR
 and the Members of the Supervisory Board

PROPOSAL #13.: Approve the remuneration paid to the                        ISSUER          YES          FOR               FOR
Chairman of the Board of Directors, the Vice
Chairman, and Board Members for the term of office
lasting until the conclusion of the next AGM shall
remain unchanged, in other words that the Chairman
shall receive EUR 66,000 a year, the Vice Chairman
EUR 49,200 a year, and other members EUR 35,400 a
year each, in addition, an attendance payment of EUR
600 per meeting shall be made to Board Members
attending meetings of the Board and its Committees,
and Members' expenses reimbursed in accordance with
the Company's travel policy, the attendance payment
shall be doubled, to EUR 1,200 per meeting, for
Members of the Board living outside Finland

PROPOSAL #14.: Approve the number of Board of                              ISSUER          YES          FOR               FOR
Directors as 8

PROPOSAL #15.: Re-elect Messrs. Timo Peltola, Mikael                       ISSUER          YES          FOR               FOR
von Frenckell, Michiel Boersma, Ainomaija Haarla,
Nina Linander, Markku Tapio, and Maarit Toivanen-
Koivisto as the Members of the Board of Directors to
sit until the next AGM and elect Mr. Hannu Ryopponen
as a new Member; and elect Mr. Timo Peltola as the
Chairman and Mr. Mikael Von Frenckell as Vice Chairman

PROPOSAL #16.: Approve to pay the Auditor's costs as                       ISSUER          YES          FOR               FOR
invoiced and approved by the Company

PROPOSAL #17.: Re-elect Ernst & Young OY as the                            ISSUER          YES          FOR               FOR
Company's Auditor, with Anna-Maija Simola, Authorized
 Public Accountant, as the main responsible Auditor,
the term of Office shall end at the conclusion of the
 next AGM

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: appoint a Nomination Committee
 to prepare proposals covering the Members of the
Board of Directors and the remuneration payable to
Board Members for consideration by the following AGM,
 the Nomination Committee shall comprise
representatives of the Company's 3 largest
shareholders and shall also include, as expert
Members, the Chairman of the Board, together with 1
Member elected by the Board from among its Members
unaffiliated with any of the Company's major
shareholders, the right to appoint the shareholder
representatives on the Committee shall lie with the
three shareholders holding the largest number of
votes associated with all the Company's shares on the
 second day of November preceding the AGM, in the
event that a shareholder does not wish to exercise
his right to appoint a Member, this right shall be
transferred to the next largest shareholder, the
Company's largest shareholders shall be determined on
 the basis of ownership information registered with
the book-entry securities system, with the proviso
that the holdings of a shareholder, held in a number
of separate funds, for example, and who is required
under the Securities Markets Act, as part of the
flagging requirement, to notify the authorities of
changes in the size of his holdings, shall be
combined and treated as a single holding if the
shareholder concerned informs the Company's Board of
Directors of his wish that this should be done in
writing by 30 OCT 2009 at the latest; the Chairman of
 the Company's Board of Directors shall convene the
Committee, and the Committee's Members shall appoint
a Chairman from among themselves, the Nomination
Committee shall present their proposal to the

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to call for an end to
the use of palm oil

PROPOSAL #20.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NESTLE SA, CHAM UND VEVEY
  TICKER:                N/A             CUSIP:     H57312649
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the 2008 annual report,                             ISSUER          YES          FOR               FOR
financial statements of Nestle SA and consolidated
financial statements of the Nestle Group, reports of
the statutory Auditors

PROPOSAL #1.2: Receive the 2008 compensation report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to release the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #3.: Approve the appropiration of profits                         ISSUER          YES          FOR               FOR
resulting from the balance sheet of Nestle S.A. and
Dividends of CHF 1.40 per share

PROPOSAL #4.1.1: Re-elect Mr. Daniel Borel to the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.2: Re-elect Mrs. Carolina Mueller Mohl                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.2: Elect KPMG S.A., Geneva branch as the                       ISSUER          YES          FOR               FOR
Statutory Auditor for a term of 1 year

PROPOSAL #5.: Approve to cancel 180,000,000                                ISSUER          YES          FOR               FOR
repurchased under the Share Buy-back Programme
launched on 24 AUG 2007 and reduce the share capital
by CHF 18,000,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEV LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Sale and Purchase Agreement                      ISSUER          YES          FOR               FOR
 dated 30 APR 2009 entered into between New World
China Property Limited and Guilherme Holdings [Hong
Kong] Limited [the Sale and Purchase Agreement] [a
copy of the Sale and Purchase Agreement marked A has
been produced to the Meeting and signed by the
Chairman of the Meeting for the purpose of
identification] relating to [i] the acquisition of a
52.5% equity interest in [Shanghai Trio Property
Development Company Ltd] by New World China Property
Limited from Guilherme Holdings [Hong Kong] Limited;
and [ii] the disposal of a 50% equity interest in
[Shanghai Juyi Real Estate Development Company Ltd]
by New World China Property Limited to Guilherme
Holdings [Hong Kong] Limited, [b] authorize any 1
Director of the Company for and on behalf of the
Company to take all steps necessary or expedient in
his/her opinion to implement and/or give effect to
the terms of the Sale and Purchase Agreement and all
transactions contemplated there under and all other
matters incidental thereto or in connection
therewith; and [c] and to execute all such documents,
 instruments and agreements and to do all such acts
or things incidental to, ancillary to or in
connection with the matters contemplated under the
Sale and Purchase Agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          12/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited statement                      ISSUER          YES          FOR               FOR
 of accounts and the reports of the Directors and the
 Independent Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.i: Re-elect Dato' Dr. Cheng Yu-Tung as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.ii: Re-elect Dr. Sin Wai-Kin, David as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iii: Re-elect Mr. Liang Chong-Hou, David                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #3.iv: Re-elect Mr. Yeung Ping-Leung, Howard                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.v: Approve to note the retirement of Lord                      ISSUER          YES          FOR               FOR
 Sandberg, Michael as Director and not to fill up the
 vacancy of Director

PROPOSAL #3.vi: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Joint Auditors and                            ISSUER          YES          FOR               FOR
authorize the Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 1.00 each in the capital
of the Company, during the relevant period, on The
Stock Exchange of Hong Kong Limited [Stock Exchange]
or any other stock exchange on which the securities
of the Company may be listed and recognized by the
Securities and Futures Commission of the Hong Kong
and the Stock Exchange on share repurchases for such
purposes, subject to and in connection with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other Stock Exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional shares of
HKD 1.00 each in the capital of the Company and to
make or grant offers, agreements and options
[including bonds, warrants and debentures convertible
 into shares of the Company] during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company, otherwise than pursuant to i) a rights
issue; or ii) an issue of shares as scrip dividends
pursuant to the Articles of the Association of the
Company from time to time; or iii) an issue of shares
 under any option scheme or similar arrangement for
the time being adopted for the grant or issue to the
employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; or iv) an issue of shares upon
conversion by the bondholders of their bonds into
shares of the Company in accordance with the terms
and conditions of an issue of convertible guaranteed
bonds by a special purpose subsidiary wholly owned by
 the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 as specified, to extend the
general mandate granted to the Directors to allot,
issue and deal with the additional shares pursuant to
 Resolution 6 as specified, by the addition thereto
of an amount representing the aggregate nominal
amount of the shares in the capital of the Company
repurchased by the Company under authority granted
pursuant to Resolution 5, provided that such amount
does not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y63084126
  MEETING DATE:          12/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the sale and                             ISSUER          YES          FOR               FOR
purchase agreement dated 03 DEC 2008 entered into
among i) New World China Land Limited; ii) New World
Development [China] Limited; iii) New World China
Property Limited; iv) Mr. Doo Wai-Hoi, William; v)
Stanley Enterprises Limited; vi) Grand China
Enterprises Limited; and vii) Golden Wealth
Investment Limited [the Agreement] [as specified]
relating to the acquisitions by New World China Land
Limited [through its wholly-owned subsidiaries] of
additional interests in Ramada Property Ltd., Faith
Yard Property Limited, Fortune Star Worldwide Limited
 and [Shanghai New World Huai Hai Property
Development Co., Ltd.,] and the disposal by New World
 China Land Limited [through its wholly-owned
subsidiary or itself] of interests in [Shanghai Juyi
Real Estate Development Co., Ltd.,] and [Shanghai New
 World Shangxian Lane Development Ltd.,] and the
transactions contemplated there under; and authorize
any 1 Director of the Company for and on behalf of
the Company, to take all steps necessary or expedient
 in his/her opinion to implement and/or give effect
to the terms of the Agreement and all transactions
contemplated there under and all other matters
incidental thereto or in connection therewith; and to
 execute all such documents, instruments and
agreements and to do all such acts or things
incidental to, ancillary to or in connection with the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEWCREST MINING LTD, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q6651B114
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
report of the Company and its controlled entities for
 the YE 30 JUN 2008 and the reports of the Directors
and the Auditors thereon

PROPOSAL #2.a: Elect, in accordance with Rule 57 of                        ISSUER          YES          FOR               FOR
the Company's Constitution, Mr. Richard Knight as a
Director

PROPOSAL #2.b: Re-elect Mr. Don Mercer as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation in accordance with Rule 69
of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company [included in the report of the Directors] for
 the YE 30 JUN 2008

PROPOSAL #S.4: Amend, pursuant to Sections 136[2] and                      ISSUER          YES          FOR               FOR
 648G of the Corporations Act 2001 [Cth], the
Company's Constitution by re-inserting Rule 104 as

PROPOSAL #S.5: Amend, pursuant to Section 136[2] of                        ISSUER          YES          FOR               FOR
the Corporations Act 2001[Cth], the Company's
Constitution as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXT
  TICKER:                N/A             CUSIP:     G6500M106
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors and the Auditors

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final ordinary dividend of                         ISSUER          YES          FOR               FOR
37p per share

PROPOSAL #4.: Re-elect Mr. Christos Angelides as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. John Barton as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to set their
remuneration

PROPOSAL #7.: Approve the next 2009 Share Save Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Next Risk Reward Investment                      ISSUER          YES          FOR               FOR
 Plan

PROPOSAL #9.: Grant authority to allot shares                              ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Grant authority to disapply pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.11: Grant authority for on market                              ISSUER          YES          FOR               FOR
purchase of own shares

PROPOSAL #S.12: Grant authority to enter into                              ISSUER          YES          FOR               FOR
Programme Agreements with each of Goldman Sachs
International UBS AG Deutsche Bank AG and Barclays
Bank Plc

PROPOSAL #S.13: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meeting other than AGM on 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NGK INSULATORS,LTD.
  TICKER:                N/A             CUSIP:     J49076110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NGK SPARK PLUG CO.,LTD.
  TICKER:                N/A             CUSIP:     J49119100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NHK SPRING CO.,LTD.
  TICKER:                N/A             CUSIP:     J49162126
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Authorize Use of Free Share Purchase Warrants as
Anti-Takeover Defense Measure, Allow Board to Execute
 Anti-Takeover Defense Measures

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Retirement Allowance for                              ISSUER          YES        AGAINST           AGAINST
Retiring Directors, and Payment of Accrued Benefits
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

PROPOSAL #6: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIDEC CORPORATION
  TICKER:                N/A             CUSIP:     J52968104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIKON CORPORATION
  TICKER:                N/A             CUSIP:     654111103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #6.: Amount and Details of Compensation                           ISSUER          YES        AGAINST           AGAINST
Concerning Stock Acquisition Rights as Stock
Compensation-type Stock Options for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NINTENDO CO.,LTD.
  TICKER:                N/A             CUSIP:     J51699106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON ELECTRIC GLASS CO.,LTD.
  TICKER:                N/A             CUSIP:     J53247110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #6: Continuous Introduction of the Policy                         ISSUER          YES        AGAINST           AGAINST
regarding Large Purchase of the Company's Shares (
Defense against Acquisition )

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON EXPRESS CO.,LTD.
  TICKER:                N/A             CUSIP:     J53376117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON KAYAKU CO.,LTD.
  TICKER:                N/A             CUSIP:     J54236112
  MEETING DATE:          8/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON MEAT PACKERS,INC.
  TICKER:                N/A             CUSIP:     J54752142
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Expand
Business Lines

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Renewal of Anti-Takeover Defense                      ISSUER          YES        AGAINST           AGAINST
 Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON MINING HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J54824107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON OIL CORPORATION
  TICKER:                N/A             CUSIP:     J5484F100
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations, Adopt Reduction of Liability
System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON PAPER GROUP, INC.
  TICKER:                N/A             CUSIP:     J56354103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Revision of a Plan against Large-Scale                       ISSUER          YES        AGAINST           AGAINST
Purchase of the Company's Shares ( Takeover Defense
Measures )

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON SHEET GLASS COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J55655120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Establish Articles                        ISSUER          YES          FOR               FOR
Related to Class A Preferred Shares and Class
Shareholders Meetings, Approve Minor Revisions
Related to Dematerialization of Shares and the Other
Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON STEEL CORPORATION
  TICKER:                N/A             CUSIP:     J55999122
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON TELEGRAPH AND TELEPHONE CORPORATION
  TICKER:                N/A             CUSIP:     J59396101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPON YUSEN KABUSHIKI KAISHA
  TICKER:                N/A             CUSIP:     J56515133
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIPPONKOA INSURANCE COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J5428G115
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSAN CHEMICAL INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J56988108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications,Approve
Minor Revisions Related to Dematerialization of
Shares and the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #6.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by  Directors and  Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSAN MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J57160129
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSAY DOWA GENERAL INSURANCE COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J5729G111
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSHIN SEIFUN GROUP INC.
  TICKER:                N/A             CUSIP:     J57633109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Details of Compensation as                           ISSUER          YES          FOR               FOR
Stock Options for Directors

PROPOSAL #6.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #7.: Renewal of the Resolution to Approve                         ISSUER          YES        AGAINST           AGAINST
Gratis Allotment of Stock Acquisition Rights for
Securing and Improving Corporate Value of the Company
 and the Common Interests of the Shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSHIN STEEL CO.,LTD.
  TICKER:                N/A             CUSIP:     J57805103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSHINBO INDUSTRIES,INC.
  TICKER:                N/A             CUSIP:     J57333106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations,

PROPOSAL #2.1: Appoint a Director                                          ISSUER          NO           N/A               N/A

PROPOSAL #2.2: Appoint a Director                                          ISSUER          NO           N/A               N/A

PROPOSAL #2.3: Appoint a Director                                          ISSUER          NO           N/A               N/A

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Supplementary Corporate Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #5: Authorize Use of Stock Option Plan for                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6: Authorize Use of Stock Options                                ISSUER          YES          FOR               FOR

PROPOSAL #7: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISSIN FOODS HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J58063124
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint Accounting Auditors                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NITORI CO.,LTD.
  TICKER:                N/A             CUSIP:     J58214107
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Amend the Compensation to be Received by                      ISSUER          YES          FOR               FOR
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NITTO DENKO CORPORATION
  TICKER:                N/A             CUSIP:     J58472119
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Determination of the amount of                               ISSUER          YES          FOR               FOR
compensation provided as stock options to Directors
and related details

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOBEL BIOCARE
  TICKER:                N/A             CUSIP:     H5783Q130
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to propose the Board of                              ISSUER          YES          FOR               FOR
Directors, annual report and consolidated financial
statements for 2008

PROPOSAL #2.: Approve the statutory financial                              ISSUER          YES          FOR               FOR
statements of Nobel Biocare Holding Ltd for 2008

PROPOSAL #3.: Approve the appropriate available                            ISSUER          YES          FOR               FOR
earnings/dividends for 2008 as specified

PROPOSAL #4.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors for their services in the business
 year 2008

PROPOSAL #5.1: Re-elect Mr. Stig Eriksson by way of                        ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.2: Re-elect Mr. Antoine Firmenich by way                       ISSUER          YES          FOR               FOR
of separate election for a 1 year term of office
until the next AGM

PROPOSAL #5.3: Re-elect Mr. Edgar Fluri by way of                          ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.4: Re-elect Mr. Robert lilja by way of                         ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.5: Re-elect Mrs. Jane Royston by way of                        ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.6: Re-elect Mr. Rolf Soiron by way of                          ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.7: Re-elect Mr. Rolf Watter by way of                          ISSUER          YES          FOR               FOR
separate election for a 1 year term of office until
the next AGM

PROPOSAL #5.8: Re-elect Mr. Ernst Zaengerle by way of                      ISSUER          YES          FOR               FOR
 separate election for a 1 year term of office until
the next AGM

PROPOSAL #6.: Re-elect KPMG AG Zurich as Auditor of                        ISSUER          YES          FOR               FOR
the business year 2009

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue a total maximum of 25,000,000 new shares of
follows; authorized share capital, so that the Board
of Directors is authorized to increase the share
capital until 06 APR 2011 by an amount up to CHF
10,000,000 by issuing up to 25,000,000 fully paid-up
registered shares with a nominal value of CHF 0.40
each and; conditional share capital in the amount of
up to CHF 10,000,000 by issuing up to 25,000,000
fully paid-up registered shares with a nominal value
of CHF 0.40 all according to the conditions of the
proposed new Articles 3b and 3c of the Articles of
Incorporation as specified

PROPOSAL #8.: Approve the cancellation of 532,000                          ISSUER          YES          FOR               FOR
shares with a par value of CHF 0.40 each acquired in
2008 with in the scope of the repurchase program
according to the resolution of the Annual General
Meeting of 27 MAR 2008, and the corresponding
reduction of the share capital from CHF 49,726,612 by
 CHF 212,800 to CHF 49,513,812 using the amount
resulting from the reduction to dissolve the
corresponding reserve for treasury shares; to
declare, as a result of the audit report prepared in
accordance with article 732 paragraph 2 of the swiss
code of obligations that the claims by the creditors
are fully covered notwithstanding the above reduction
 of the share capital; and; to amend article 3
paragraph 1 of the articles of incorporation as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOBLE GROUP LTD
  TICKER:                N/A             CUSIP:     G6542T119
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Bye-laws 1, 3(1), 3(2),                           ISSUER          YES          FOR               FOR
12(2), 22, 48(1), 48(5), 116, 149, 167(2) and 168 and
 new Bye-laws 3(4), 12(1A), 55A and 167(3) to be
inserted as specified and authorize the Directors of
the Company and any of them to take any step and
action or to execute any document or instrument
necessary or desirable to implement and give effect
to the aforesaid proposed alterations to the Bye-laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOBLE GROUP LTD
  TICKER:                N/A             CUSIP:     G6542T119
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statements of                          ISSUER          YES          FOR               FOR
account and the reports of the Directors and the
Auditors for the FYE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of US 4.4cents                      ISSUER          YES          FOR               FOR
 per share for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Edward Walter Rubin as a                        ISSUER          YES          FOR               FOR
Director who retires pursuant to Bye-Law 86(1), as a
Director

PROPOSAL #4.: Re-elect Mr. Ambassador Burton Levin as                      ISSUER          YES          FOR               FOR
 a Director who retires pursuant to Bye-Law 86(1), as
 a Director

PROPOSAL #5.: Re-elect Mr. Iain Ferguson Bruce as a                        ISSUER          YES          FOR               FOR
Director who retires pursuant to Bye-Law 86(1), as a
Director

PROPOSAL #6.: Re-elect Mr. Milton M. Au as a Director                      ISSUER          YES          FOR               FOR
 who retires pursuant to Bye-Law 86(1), as a Director

PROPOSAL #7.: Re-elect Mr. Ricardo Leimann as a                            ISSUER          YES          FOR               FOR
Director who retires pursuant to Bye-Law 85(2), as a
Director

PROPOSAL #8.: Approve the Directors' fees for the YE                       ISSUER          YES          FOR               FOR
31 DEC 2008

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Company's Auditors and authorize the Directors to
fix their remuneration

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to issue ordinary shares of HKD 0.25 in the capital
of the Company [shares] whether by way of rights,
bonus or otherwise; and/or make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible or exchangeable into
 shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit and issue shares in pursuance of any
Instrument made or granted by the Directors while
this resolution was in force, provided that, the
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
share capital of the Company, of which the aggregate
number of shares to be issued other than on a pro
rata basis to shareholders of the Company [including
shares to be issued in pursuance of instruments made
or granted pursuant to this resolution] does not
exceed 20% of the issued share capital of the
Company, subject to such manner of calculation as may
 be prescribed by the Singapore Exchange Securities
Trading Limited [SGX-ST] for the purpose of
determining the aggregate number of shares that may
be issued, the percentage of issued share capital
shall be based on the issued share capital of the
Company at the time this resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
resolution is passed; and ii) any subsequent
consolidation or subdivision of shares, in exercising
 the authority conferred by this resolution, the
Company shall comply with the provisions of the
Listing Manual of the SGX-ST for the time being in
force [unless such compliance has been waived by the
SGX-ST) and the Bye-laws for the time being of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date

PROPOSAL #11.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase issued shares [or of such other par
value as may result from any capital sub-division
and/or consolidation of the Company] fully paid in
the capital of the Company [Ordinary Shares] not
exceeding in aggregate the Prescribed Limit [as
specified], at such price or prices as may be
determined by the Directors of the Company from time
to time up to the Maximum Price, whether by way of:
i) market purchases [each a Market Purchase] on the
Singapore Exchange Securities Trading Limited [SGX-
ST] or other stock exchange on which Ordinary Shares
may for the time being be listed and quoted and
otherwise in accordance with the Companies Act 1981
of Bermuda and all other Laws, regulations and Rules
of the SGX-ST as may for the time being be
applicable; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date
 on which the next AGM is required to be held by
Law]; and to complete and do all such acts and things
 [including executing such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated by

PROPOSAL #12.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to offer and grant options in accordance with the
provisions of the Noble Group Share Option Scheme
2004 [the Scheme] and to issue from time to time such
 shares in the capital of the Company as may be
issued, pursuant to the exercise of options under the
 Scheme, provided always that the aggregate number of
 shares to be issued pursuant to the Scheme, shares
issue options granted to the Scheme of the Company,
shall not exceed 15% of the issued share capital of
the Company from time to time

PROPOSAL #13.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to allot and issue from time to time such number of
shares as may be required to be allotted and issued
pursuant to the Noble Group Limited Scrip Dividend
Scheme [Scrip Dividend Scheme]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOBLE GROUP LTD
  TICKER:                N/A             CUSIP:     G6542T119
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the performance share plan to                        ISSUER          YES        AGAINST           AGAINST
be known as the Noble Group Performance Share Plan
[the Plan], the rules of which are as specified,
under which awards [Awards] of fully paid-up ordinary
 shares of par value HKD 0.25 each in the capital of
the Company [Shares] will be granted, in lieu of a
cash bonus otherwise payable, to selected Executive
Directors, the Non-Executive Directors and Employees
of the Company and its subsidiaries, particulars of
which are as specified; and authorize the Directors
of the Company to establish and administer the Plan;
to modify and/or alter the Plan from time to time,
provided that such modification and/or alteration is
effected in accordance with the provisions of the
Plan, and to do all such acts and to enter into all
such transactions and arrangements as may be
necessary or expedient in order to give full effect
to the Plan; and to grant Awards in accordance with
the provisions of the Plan and to allot and issue
from time to time such number of fully paid-up Shares
 as may be required to be allotted and issued
pursuant to the vesting of Awards under the Plan,
provided that the aggregate number of Shares to be
allotted and issued pursuant to the Plan on any date,
 when aggregated with the aggregate number of Shares
over which options are granted under any of the share
 option schemes of the Company, shall not exceed 15%
of the total number of issued Shares [excluding
treasury shares] from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOK CORPORATION
  TICKER:                N/A             CUSIP:     J54967104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications, Reduce
Board Size to 15, Reduce Term of Office of Directors
to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Retirement Allowance for                              ISSUER          YES          FOR               FOR
Retiring Corporate Officers, and Payment of Accrued
Benefits associated with Abolition of Retirement
Benefit System for Current Corporate Officers

PROPOSAL #5: Amend the Compensation to be received by                      ISSUER          YES          FOR               FOR
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOKIA CORPORATION
  TICKER:                N/A             CUSIP:     X61873133
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Matters of order for the Meeting                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Election of the persons to confirm the                       ISSUER          YES          FOR               FOR
minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the                         ISSUER          YES          FOR               FOR
Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting                      ISSUER          YES          FOR               FOR
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts                          ISSUER          YES          FOR               FOR
2008, the report of the Board of Directors and the
Auditor's report for the year 2008 - Review by the CEO

PROPOSAL #7.: Adoption of the Annual Accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the balance sheet and the payment of
dividend; the board proposes to the AGM a dividend of
 EUR 0.40 per share for the fiscal year 2008; the
dividend will be paid to shareholders registered in
the register of shareholders held by Finnish Central
Securities Depository Ltd on the record date, April
28, 2009; the board proposes that the dividend be
paid on or about May 13, 2009

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
Members of the Board of Directors and the President
from liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; the Board's
Corporate Governance and Nomination Committee
proposes to the AGM that the remuneration payable to
the members of the board to be elected at the AGM for
 the term until the close of the AGM in 2010 be
unchanged from 2008 as follows: EUR 440,000 for the
Chairman, EUR 150,000 for the Vice Chairman, and EUR
130,000 for each Member; in addition, the Committee
proposes that the Chairman of the Audit Committee and
 Chairman of the Personnel Committee will each
receive an additional annual fee of EUR 25,000, and
other Members of the Audit Committee an additional
annual fee of EUR 10,000 each; the Corporate
Governance and Nomination Committee proposes that
approximately 40 % of the remuneration be paid in
Nokia shares purchased from the market

PROPOSAL #11.: Resolution on the number of Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors; the Board's Corporate
Governance and Nomination Committee proposes to the
AGM that the number of Board Members be eleven

PROPOSAL #12.: Election of Members of the Board of                         ISSUER          YES          FOR               FOR
Directors; the Board's Corporate Governance and
Nomination Committee proposes to the AGM that all
current Board members be re-elected for the term
until the close of the AGM in 2010; Georg Ehrn-rooth,
 Lalita D. Gupte, Bengt Holmstrom, Henning Kagermann,
 Olli-Pekka Kallasvuo, Per Karlsson, Jorma Ollila,
Marjorie Scardino, Risto Siilasmaa and Keijo Suil;
the committee also proposes that Isabel Marey-Semper
be elected as new member of the Board for the same
term; Ms. Marey-Semper is Chief Financial Officer,
EVP responsible for Strategy at PSA Peugeot Citroen;
with PhD in neuropharmacology and MBA as educational
background, she has a diverse working experience,
including Chief Operating Officer of the Intellectual
 Property and Licensing Business Units of Thomson and
 Vice President, Corporate Planning of Saint-Gobain

PROPOSAL #13.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
Auditor; the Board's Audit Committee proposes to the
AGM that the External Auditor to be elected at the
AGM be reimbursed according to the Auditor's invoice,
 and in compliance with the purchase policy approved
by the Audit Committee

PROPOSAL #14.: Election of Auditor; The Board's Audit                      ISSUER          YES          FOR               FOR
 Committee proposes to the AGM that
PricewaterhouseCoopers Oy be re-elected as the
Company's Auditor for the fiscal year 2009

PROPOSAL #15.: Authorizing the Board of Directors to                       ISSUER          YES          FOR               FOR
resolve to repurchase the Company's own shares; the
board proposes that the AGM authorize the board to
resolve to repurchase a maximum of 360 million Nokia
shares by using funds in the unrestricted
shareholders' equity; repurchases will reduce funds
avail-able for distribution of profits; the shares
may be repurchased in order to develop the capital
structure of the Company, to finance or carry out
acquisitions or other arrangements, to settle the
Company's equity-based incentive plans, to be
transferred for other purposes, or to be cancelled;
the shares can be repurchased either: a] through a
tender offer made to all the shareholders on equal
terms; or b] through public trading and on such stock
 exchanges the rules of which allow the purchases; in
 this case the shares would be repurchased in another
 proportion than that of the current shareholders; it
 is proposed that the authorization be effective
until June 30, 2010 and the authorization is proposed
 to terminate the authorization resolved by the AGM
on May 08, 2008

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOKIA TYRES PLC, NOKIA
  TICKER:                N/A             CUSIP:     X5862L103
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Chairman and appointing of                       ISSUER          NO           N/A               N/A
Secretary

PROPOSAL #3.: Election of minutes-checkers and                             ISSUER          NO           N/A               N/A
Counters of votes

PROPOSAL #4.: Establish quorum                                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: List of votes                                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Presentation of the Company's profit                         ISSUER          NO           N/A               N/A
and loss statement, report of the Board of Directors
and the Auditor's report

PROPOSAL #7.: Approve the financial statements 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the disposal of distributable                        ISSUER          YES          FOR               FOR
funds in the balance sheet by the payment of a
dividend of EUR 0.40 per share

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's and the Managing Director from
responsibility

PROPOSAL #10.: Approve the remuneration of Board                           ISSUER          YES          FOR               FOR
Members

PROPOSAL #11.: Approve the remuneration of the Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #13.: Elect Messrs. K. Gran, H. Korhonen,                         ISSUER          YES        AGAINST           AGAINST
H.Penttila, A.Vlasov, P.Wallden, K.Oistamo and Y.
Tanokashira as the Members of the Board of Directors

PROPOSAL #14.: Elect KPMG OY AB as the Auditor of the                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #15.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOMURA HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J59009159
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Establish Articles                        ISSUER          YES          FOR               FOR
Related to Preferred Stock (The proposed amendment
will not result in an amendment to the authorized
number of shares of the Company) , Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Issuance of Stock Acquisition Rights as                      ISSUER          YES          FOR               FOR
 Stock Options to Executives and Employees of
Subsidiaries of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOMURA REAL ESTATE HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J5893B104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOMURA RESEARCH INSTITUTE,LTD.
  TICKER:                N/A             CUSIP:     J5900F106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORDEA BANK AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W57996105
  MEETING DATE:          3/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman for the general                           ISSUER          YES          FOR               FOR
meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect at least 1 minutes checker                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to determination whether the                         ISSUER          YES          FOR               FOR
general meeting has been duly convened

PROPOSAL #6.: Amend the Articles 5 and 6 of the                            ISSUER          YES          FOR               FOR
Articles of Association; approve to issue new
Ordinary Shares with preferential rights for the
shareholders as specified; approve the transfer to
the Company's share capital from other shareholders'

PROPOSAL #7.: Approve the Company's share capital,                         ISSUER          YES        AGAINST           AGAINST
which currently amounts to EUR 2,600,108,227, shall
be reduced by EUR 1,300,054,113.5, without redemption
 of shares, for transfer to a fund to be used
pursuant to a resolution adopted by a general
meeting, after the reduction of the share capital,
the Company's share capital will amount to EUR
1,300,054,113.5, divided on 2,600,108,227 Ordinary
Shares [prior to the new issue of Ordinary Shares],
each with a quotient value of EUR 0.5; amend the
Articles 5 and 6 of the Articles of Association;
approve to issue new ordinary shares with
preferential rights for the shareholders on mainly
the following terms as specified; approve the
transfer to the Company's share capital from other

PROPOSAL #8.: Authorize the Board of Directors, until                      ISSUER          YES        AGAINST           AGAINST
 the next AGM, resolve on a new issue of Ordinary
Shares with preferential rights for the shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORDEA BANK AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W57996105
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Claes Beyer, Member of                       ISSUER          NO           N/A               N/A
the Swedish Bar Association as the Chairman for the
general meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of at least 1 minutes checker                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Determination whether the general                            ISSUER          NO           N/A               N/A
meeting has been duly convened

PROPOSAL #6.: Submission of the annual report and the                      ISSUER          NO           N/A               N/A
 consolidated accounts, and the audit report and the
group audit report, in connection herewith the
Chairman's of the Board presentation of the Board of
Directors' work and speech by the Group Chief
Executive Officer

PROPOSAL #7.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
consolidated income statement, and the balance sheet
and the consolidated balance sheet

PROPOSAL #8.: Approve the dispositions of the                              ISSUER          YES          FOR               FOR
Company's profit according to the adopted balance
sheet: a dividend of EUR 0.20 per share, and further,
 that the record date for dividend should be 07 APR

PROPOSAL #9.: Grant discharge from liability for the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Managing
Director

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 10, until the end of the next AGM

PROPOSAL #11.: Approve the fees for the Board of                           ISSUER          YES          FOR               FOR
Directors shall be unchanged, amounting to EUR
252,000 for the Chairman, EUR 97,650 for the Vice
Chairman and EUR 75,600 per Member for the other
Members; in addition, fees shall be payable for
extraordinary Board meetings amounting to EUR 1,840
per meeting attended and for Committee meetings EUR
2,370 for the Committee Chairman and EUR 1,840 for
the other Members per meeting attended; by
extraordinary Board meetings are meant meetings in
addition to the 13 ordinary meetings to be held until
 the next AGM of shareholders; remuneration is not
paid to the Members who are Employees of the Nordea
Group; and the fees to the Auditors shall be payable

PROPOSAL #12.: Re-elect Messrs. Hans Dalborg, Stine                        ISSUER          YES          FOR               FOR
Bosse, Marie Ehrling, Svein Jacobsen, Tom Knutzen,
Lars G. Nordstrom, Timo Peltola, Heidi M. Petersen,
Bjorn Saven and Bjorn Wahlroos as the Board Members
for the period until the end of the next AGM; re-
elect Mr. Hans Dalborg as the Chairman

PROPOSAL #13.: Approve the establishment of a                              ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #14.: Approve the purchase of own shares                          ISSUER          YES          FOR               FOR
according to Chapter 7, Section 6 of the Swedish
Securities Market Act as specified

PROPOSAL #15.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Executive Officers as specified

PROPOSAL #16.A: Approve the introduction of a Long                         ISSUER          YES          FOR               FOR
Term Incentive Programme

PROPOSAL #16.B: Approve the conveyance of shares                           ISSUER          YES          FOR               FOR
under the Long Term Incentive Programme

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: Approve to allocate 50 million Swedish
Kronor of the 2008 result to a fund/trust designated
create a decent Sweden, the purpose of the funds
activities is to prevent crime of violence and save
victims of crime from economic and social destitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORSK HYDRO ASA, OSLO
  TICKER:                N/A             CUSIP:     R61115102
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial accounts and                           ISSUER          YES          FOR               FOR
annual report for 2008 of Norsk Hydro ASA and the
Group, including the payment of dividend. The Board
proposes that no dividend be paid for 2008

PROPOSAL #2.: Approve the Auditors remuneration;                           ISSUER          YES          FOR               FOR
requested for Norsk Hydro ASA to pay the Auditors
remuneration for 2008 of NOK 4,487,500 to Deloitte

PROPOSAL #3.: Approve the guidelines for the                               ISSUER          YES        AGAINST           AGAINST
remuneration of leading employees,  in accordance
with section 6-16a of the public limited companies
act, the Board of Directors shall prepare an
independent statement regarding the settlement of
salary and other remuneration for leading employees
for the coming accounting year; the content of this
statement is included in the annual report of Norsk
Hydro ASA in note 11 of the consolidated financial
statements and will be submitted to an instructive

PROPOSAL #4.: Approve the capital reduction by means                       ISSUER          YES          FOR               FOR
of the cancellation of shares and the redemption of
shares belonging to the Norwegian State

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVARTIS AG
  TICKER:                N/A             CUSIP:     H5820Q150
  MEETING DATE:          2/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
financial statements of Novartis AG and the Group
consolidated financial statements for the business

PROPOSAL #2.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors and the Executive
Committee for their activities during the business
year 2008

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings as per the balance sheet and
declaration of dividend as follows: dividend: CHF
4,906,210,030 and balance to be carried forward: CHF
9,376,005,541; payment will be made with effect from
27 FEB 2009

PROPOSAL #4.: Approve to cancel 6,000,000 shares                           ISSUER          YES          FOR               FOR
repurchased under the 6th Share Repurchase Program
and to reduce the share capital accordingly by CHF
3,000,000 from CHF 1,321,811,500 to CHF
1,318,811,500; and amend Article 4 of the Articles of
 Incorporation as specified

PROPOSAL #5.1: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: Amend Articles 18 and 25 of
the Articles of Incorporation as specified

PROPOSAL #5.2: Amend Article 2 Paragraph 3 of the                          ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #5.3: Amend Articles 18 and 28 of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation as specified

PROPOSAL #6.1: Acknowledge that, at this AGM, Prof.                        ISSUER          NO           N/A               N/A
Peter Burckhardt M.D. is resigning from the Board of
Directors, having reached the age limit, at his own
wish and Prof. William W. George is also resigning
from the Board of Directors

PROPOSAL #6.2.A: Re-elect Prof. Srikant M. Datar,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.B: Re-elect Mr. Andreas Von Planta,                          ISSUER          YES          FOR               FOR
Ph.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.2.C: Re-elect Dr.-Ing. Wendelin                                ISSUER          YES          FOR               FOR
Wiedeking, to the Board of Directors, for a 3 year

PROPOSAL #6.2.D: Re-elect Prof. Rolf. M. Zinkernagel,                      ISSUER          YES          FOR               FOR
 M.D, to the Board of Directors, for a 3 year term

PROPOSAL #6.3: Elect Prof. William Brody, M.D, Ph.D,                       ISSUER          YES          FOR               FOR
to the Board of Directors, for a 3 year term

PROPOSAL #7.: Appoint PricewaterhouseCoopers AG, as                        ISSUER          YES          FOR               FOR
the Auditors of Novartis AG, for a further year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)
  TICKER:                N/A             CUSIP:     K7314N152
  MEETING DATE:          3/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral                         ISSUER          NO           N/A               N/A
report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the                       ISSUER          YES          FOR               FOR
audited annual report 2008

PROPOSAL #3.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.: Approve a dividend of DKK 6.00 for 2008                      ISSUER          YES          FOR               FOR
 for each Novo Nordisk B share of DKK 1 and for each
Novo Nordisk A share of DKK 1, and that no dividend
will be paid on the Company's holding of own shares

PROPOSAL #5.1: Re-elect Mr. Sten Scheibye as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.2: Re-elect Mr. Goran A. Ando as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #5.3: Re-elect Mr. Henrik Gurtler as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.4: Re-elect Mr. Pamela J. Kirby as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.5: Re-elect Mr. Kurt Anker Nielsen as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.6: Re-elect Mr. Hannu Ryopponen as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #5.7: Elect Mr. Jorgen Wedel as the Member                        ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #6.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.1: Approve to reduce the Company's B                           ISSUER          YES          FOR               FOR
share capital from DKK 526,512,800 to DKK 512,512,800
 by cancellation of 14,000,000 B shares of DKK 1 each
 from the Company's own holdings of B shares at a
nominal value of DKK 14,000,000, equal to 2.2% of the
 total share capital, after the implementation of the
 share capital reduction, the Company's share capital
 will amount to DKK 620,000,000 divided into A share
capital of DKK 107,487,200 and B share capital of DKK
 512,512,800

PROPOSAL #7.2: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to allow the Company to acquire
own shares of up to 10% of the share capital and at
the price quoted at the time of the purchase with a
deviation of up to 10%, CF. Article 48 of the Danish
Public Limited Companies Act

PROPOSAL #7.3.1: Amend the Article 5.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.2: Amend the Article 6.3 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.3: Amend the Article 6.4 of the                              ISSUER          YES          FOR               FOR
Articles of Association as specified

PROPOSAL #7.3.4: Amend the Articles 8.2 and 11.10 of                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVOZYMES A/S
  TICKER:                N/A             CUSIP:     K7317J117
  MEETING DATE:          3/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Director's report                       ISSUER          NO           N/A               N/A
on the Company's activities for the YE

PROPOSAL #2.: Approve the audited annual report,                           ISSUER          YES          FOR               FOR
including discharge of Management and Board of
Directors from liability during the past FY

PROPOSAL #3.: Approve to distribute the profit                             ISSUER          YES          FOR               FOR
according to the adopted annual report and a dividend
 of DKK 5.25 per A/B share of DKK 10

PROPOSAL #4.A: Re-elect Mr. Henrik Gurtler as the                          ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.B: Re-elect Mr. Kurt Anker Nielsen as the                      ISSUER          YES          FOR               FOR
 Members to the Board of Directors

PROPOSAL #4.C: Re-elect Mr. Paul Petter Aas as the                         ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.D: Re-elect Mr. Jerker Hartwall as the                         ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.E: Re-elect Mr. Walther Thygesen as the                        ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #4.F: Re-elect Mr. Mathias Uhlen as the                           ISSUER          YES          FOR               FOR
Members to the Board of Directors

PROPOSAL #5.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #6.A: Approve the renewal of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors authorization to implement certain types of
 share capital increases and to change paragraph 6 of
 the Articles of Association as specified

PROPOSAL #6.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
allow the company to acquire its own shares up to an
aggregate nominal value of 10% of its share capital,
see Section 48 of the Danish Public Companies Act,
the purchase price must not deviate by more than 10%
from the market price at the date of acquisition;
[the authority shall be valid until the next AGM]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NSK LTD.
  TICKER:                N/A             CUSIP:     J55505101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.: Entrustment to the Board of Directors                        ISSUER          YES          FOR               FOR
of Decision regarding Subscription of Stock
Acquisition Rights as Stock Options

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTN CORPORATION
  TICKER:                N/A             CUSIP:     J59353110
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTT DATA CORPORATION
  TICKER:                N/A             CUSIP:     J59386102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NTT DOCOMO,INC.
  TICKER:                N/A             CUSIP:     J59399105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NUFARM LIMITED
  TICKER:                N/A             CUSIP:     Q7007B105
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the                          ISSUER          NO           N/A               N/A
Company and the consolidated financial statements of
the Company and the Company's controlled entities and
 the reports of the Directors' and of the Auditor for
 the YE 31 JUL 2008

PROPOSAL #2.: Receive and adopt the remuneration                           ISSUER          YES          FOR               FOR
report of the Company for the YE 31 JUL 2008

PROPOSAL #3.a: Re-elect Mr. G.D.W. [Doug] Curlewis as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires by rotation
in accordance with the Company's Constitution and ASX
 Listing Rule 14.4

PROPOSAL #3.b: Re-elect Mr. K.M. [Kerry] Hoggard as a                      ISSUER          YES          FOR               FOR
 Director of the Company, who retires by rotation in
accordance with the Company's Constitution and ASX
Listing Rule 14.4

PROPOSAL #4.: Approve the issue of 13,245,034                              ISSUER          YES          FOR               FOR
ordinary shares at an issue price of AUD 15.10 each
on 06 MAR 2008 to institutional investors as part of
an institutional equity placement, for the purpose of
 Listing Rule 7.4

PROPOSAL #5.: Approve the issue of 527,585 ordinary                        ISSUER          YES          FOR               FOR
shares at an issue price of AUD 15.1169 each on 01
OCT 2008 to the vendor shareholders of Lefroy Seeds
Pty Ltd ACN 106 510 196, First Classic Pty Ltd ACN
106 510 203 and Edgehill Investments Pty Ltd ACN 099
764 226 pursuant to the terms of the Share Sale
Agreements, for the purpose of Listing Rule 7.4

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NWS HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     G66897110
  MEETING DATE:          12/1/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditor for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A.1: Re-elect Dr. Cheng Kar Shun, Henry                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.A.2: Re-elect Mr. Doo Wai Hoi, William as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.A.3: Re-elect Mr. Chan Kam Ling as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.A.4: Re-elect Mr. Wong Kwok Kin, Andrew                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors remuneration

PROPOSAL #4.: Re-appoint the Auditor and authorize                         ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.1: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company or securities convertible
into shares or options, warrants, or similar rights
to subscribe for any share or convertible securities
and to make or grant offers, agreements and options,
during and after the relevant period, not exceeding
20% of the aggregate nominal amount of the share
capital of the Company otherwise than pursuant to: i)
 a rights issue [as specified]; or ii) the exercise
of subscription or conversion rights under the terms
of any warrants and securities; or iii) the exercise
of the rights under any option scheme or similar
arrangement for the time being adopted for the grant
or issue to the Directors and/or employees of the
Company and/or any of its subsidiaries of options to
subscribe for, or rights to acquire, shares of the
Company; or iv) any issue of shares as scrip
dividends or similar arrangement; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the Bye-
laws of the Company or any applicable laws to be held]

PROPOSAL #5.2: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase its own shares on The Stock Exchange
of Hong Kong Limited [the Hong Kong Stock Exchange]
or on any other stock exchange on which the shares of
 the Company may be listed and recognized by the
Securities and Futures Commission and the Hong Kong
Stock Exchange for this purpose, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Hong Kong Stock Exchange or that of
 any other stock exchange as amended from time to
time, not exceeding 10% of the aggregate nominal
amount of the share capital of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company or any

PROPOSAL #5.3: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of the Ordinary Resolutions No. 5.1 and 5.2, to
extend the general mandate granted to the Directors
of the Company pursuant to Resolution 5.1, by the
addition to the aggregate nominal amount of the share
 capital of the Company that may be allotted pursuant
 to Resolution 5.2, provided that such amount shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue as at the date
 of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OBAYASHI CORPORATION
  TICKER:                N/A             CUSIP:     J59826107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OBIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J5946V107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ODAKYU ELECTRIC RAILWAY CO.,LTD.
  TICKER:                N/A             CUSIP:     J59568139
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS-AG (VER
  TICKER:                N/A             CUSIP:     A5528H103
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the                              ISSUER          NO           N/A               N/A
financial statements and the consolidated financial
statements 2007 including the group annual report and
 the management report as well as the report of the
Supervisory Board

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
balance sheet profits

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Managing Board and the Supervisory Board for fiscal
2008

PROPOSAL #4.: Appoint the Auditor of annual accounts                       ISSUER          NO           N/A               N/A
for fiscal 2009

PROPOSAL #5.: Authorize the Managing Board pursuant                        ISSUER          NO           N/A               N/A
to Section 65 subs. 1 No. 8 of the Austrian Stock
Corporation Act (AktG) for the duration of 30 months,
 effective from the day of the adoption of the
resolution, to acquire own shares representing up to
a maximum of 10% of the capital stock

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OJI PAPER CO.,LTD.
  TICKER:                N/A             CUSIP:     J6031N109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

PROPOSAL #5.: Approve Continuance of the Policy                            ISSUER          YES        AGAINST           AGAINST
Regarding Large-scale Purchases of the Company's

PROPOSAL #6.: Shareholders' Proposals: Dismissal of a                      ISSUER          YES        AGAINST             FOR
 Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLAM INTERNATIONAL LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y6421B106
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's report                      ISSUER          YES          FOR               FOR
 and the audited accounts of the Company for the YE
30 JUN 2008 together with the Auditors' report thereon

PROPOSAL #2.: Declare a first and final dividend of                        ISSUER          YES          FOR               FOR
2.5 cents per share tax exempt (one-tier) for the YE
30 JUN 2008

PROPOSAL #3.: Re-elect Mr. Narain Girdhar Chanrai as                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires pursuant to
Article 107 of the Articles of Association of the
Company

PROPOSAL #4.: Re-elect Mr. Sunny George Verghese as a                      ISSUER          YES          FOR               FOR
 Director of the Company, who retires pursuant to
Article 107 of the Articles of Association of the
Company

PROPOSAL #5.: Re-elect Mr. Michael Lim Choo San as a                       ISSUER          YES          FOR               FOR
Director of the Company, who retires pursuant to
Article 107 of the Articles of Association of the
Company

PROPOSAL #6.: Appoint Mr. Jean-Paul Pinard as a                            ISSUER          YES          FOR               FOR
Director to fill the vacancy arising from the
retirement of Mr. Peter Francis Amour

PROPOSAL #7.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 775,000.00 for the YE 30 JUN 2008

PROPOSAL #8.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of up to SGD 896,500.00 for the FYE 30 JUN 2009

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young LLP as                      ISSUER          YES          FOR               FOR
 the Auditors of the Company and authorize the
Directors of the Company to fix their remuneration

PROPOSAL #10.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 161 of the Companies
Act, Chapter 50 and Rule 806 of the Listing Manual of
 the Singapore Exchange Securities Trading Limited,
to issue shares in the Company [shares] whether by
way of rights, bonus or otherwise; and/or make or
grant offers, agreements or options [collectively,
'Instruments'] that might or would require shares to
be issued, including but not limited to the creation
and issue of [as well as adjustments to] options,
warrants, debentures or other instruments convertible
 into shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and [notwithstanding the authority
conferred by this Resolution may have ceased to be in
 force] issue shares in pursuance of any Instrument
made or granted by the Directors while this
Resolution was in force, provided that the aggregate
number of shares [including shares to be issued in
accordance with the terms of convertible securities
issued, made or granted pursuant to this Resolution]
to be issued pursuant to this Resolution shall not
exceed 50% of the issued shares in the capital of the
 Company at the time of the passing of this
Resolution, of which the aggregate number of shares
and convertible securities to be issued other than on
 a pro rata basis to all shareholders of the Company
shall not exceed 20% of the issued shares in the
capital of the Company; [Authority expires at the
earlier of the conclusion of the Company's next AGM
or the date by which the next AGM of the Company is
required by law to be held] or in the case of shares
to be issued in accordance with the terms of
convertible securities issued, made or granted
pursuant to this Resolution, until the issuance of
such shares in accordance with the terms of such

PROPOSAL #11.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to offer and grant options under the Olam Employee
Share Option Scheme [''the Scheme''] and to allot and
 issue shares in the capital of the Company to all
the holders of options granted by the Company under
the Scheme, whether granted during the subsistence of
 this authority or otherwise, upon the exercise of
such options and in accordance with the terms and
conditions of the Scheme, provided always that the
aggregate number of additional ordinary shares to be
allotted and issued pursuant to the Scheme shall not
exceed 15% of the issued shares in the capital of the
 Company from time to time; [Authority expires at the
 earlier of the conclusion of the Company's next AGM
or the date by which the next AGM of the Company is
required by law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLAM INTERNATIONAL LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y6421B106
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt and approve, the proposed                              ISSUER          YES        AGAINST           AGAINST
amendments to the Rules of the Olam Employee Share
Option Scheme adopted by the Company on 04 JAN 2005
[ESOS Rules] as specified; authorize the Directors to
 offer and grant options in accordance with the
provisions of the ESOS Rules amended in accordance
with this resolution [modified ESOS Rules] and to
allot and issue from time to time such number of
shares in the capital of the Company as may be
required to be issued pursuant to the exercise of
options under the modified ESOS Rules; and authorize
the Directors of the Company and/or any of them to
complete and do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider necessary, expedient,
incidental to or in the interests of the Company to
give effect to the transactions contemplated and/or
authorized by this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLAM INTERNATIONAL LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y6421B106
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors or any of them                       ISSUER          YES          FOR               FOR
to: a) allot and issue an aggregate of 273,459,000
subscription shares by way of a private placement to
the Investors at an issue price of SGD 1.60 per
subscription share, pursuant to the terms and subject
 to the conditions of the Subscription Agreement [the
 Proposed Subscription]; and b) complete and do all
such acts and things, including without limitation,
to execute all such documents and to approve any
amendments, alteration or modification to any
documents as they may consider necessary, desirable
or expedient to give full effect to the Proposed
Subscription and this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLD MUTUAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G67395106
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and the                         ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.i: Elect Mr. Philip A.J. Broadley as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.ii: Re-elect Mr. Rudy Bogni as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.iii: Re-elect Mr. Reuel J. Khoza as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.iv: Re-elect Mr. Julian V.F. Roberts as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #3.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #4.: Authorize the Group Audit and Risk                           ISSUER          YES          FOR               FOR
Committee to fix the remuneration of the Auditors

PROPOSAL #5.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 52,767,000

PROPOSAL #S.7: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 26,383,000

PROPOSAL #S.8: Grant authority to market repurchase                        ISSUER          YES          FOR               FOR
527,670,000 ordinary shares

PROPOSAL #S.9: Approve the contingent purchase                             ISSUER          YES          FOR               FOR
contracts relating to purchases of the shares on the
JSE Limited and on the Malawi, Namibian and Zimbabwe
Stock Exchanges

PROPOSAL #S.10: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OLYMPUS CORPORATION
  TICKER:                N/A             CUSIP:     J61240107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reduction of Legal Capital Surplus and                       ISSUER          YES          FOR               FOR
Appropriation of Surplus

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Accounting Auditors                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Renewal of Countermeasures to Large-                         ISSUER          YES        AGAINST           AGAINST
Scale Acquisitions of Olympus Corporation Shares
(Takeover Defense Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMRON CORPORATION
  TICKER:                N/A             CUSIP:     J61374120
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMV AG, WIEN
  TICKER:                N/A             CUSIP:     A51460110
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive the annual statement of                           ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group INCL report
of Board of Directors and Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the share repurchase and resale                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Amend the Company capital,                                   ISSUER          NO           N/A               N/A
authorization on issue of convertible bonds,
exemption of options, creation of limited capital,
and the Company Charter due Paragraph 3 as specified

PROPOSAL #5.: Amend the Company Charter Paragraph                          ISSUER          NO           N/A               N/A
4.2., 9.1., 13.9. and 26

PROPOSAL #6.: Elect the Auditors for the FY 2009                           ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
Board of Directors and the Supervisory Board

PROPOSAL #8.: Approve the remuneration of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #9.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ONESTEEL LTD
  TICKER:                N/A             CUSIP:     Q7134W113
  MEETING DATE:          11/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the                         ISSUER          NO           N/A               N/A
Directors' report for the YE 30 JUN 2008, together
with the Auditor's report to the Members of the

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #3.A: Re-elect, in accordance with Rule 9 of                      ISSUER          YES          FOR               FOR
 the Company's Constitution, Mr. C.R. Galbraith as a
Director

PROPOSAL #3.B: Re-elect, in accordance with Rule 9 of                      ISSUER          YES          FOR               FOR
 the Company's Constitution, Mr. P.G. Nankervis as a
Director

PROPOSAL #3.C: Re-elect, in accordance with Rule 9 of                      ISSUER          YES          FOR               FOR
 the Company's Constitution, Mr. D.A. Pritchard as a
Director

PROPOSAL #3.D: Re-elect, in accordance with Rule 9 of                      ISSUER          YES          FOR               FOR
 the Company's Constitution, Mr. P.J. Smedley as a
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ONO PHARMACEUTICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J61546115
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Reduce Term
of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ONWARD HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J30728109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Determination of Amounts of                                  ISSUER          YES          FOR               FOR
Remuneration for Directors by Stock Acquisition
Rights as Stock Compensation-Type Stock Options and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORACLE CORPORATION JAPAN
  TICKER:                N/A             CUSIP:     J6165M109
  MEETING DATE:          8/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Change Company's                           ISSUER          YES          FOR               FOR
Location to Minato-ku, Reduce Board Size to 10,
Eliminate Auditors' Board, Establish Appointing
Committee, Adopt an Executive Officer System, Specify
 Executive Officers' Board Size to 6, Adopt Reduction
 of Liability System for Executive Officers, Allow
Compensation Committee to Authorize Directors'
Compensation Scheme, Allow Board to Appoint Members
of Appointing Committe, Auditing Committee, and
Compensation Committee, etc.

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plans, and to Authorize Use of Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORICA LTD
  TICKER:                N/A             CUSIP:     Q7160T109
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report,                                ISSUER          NO           N/A               N/A
Directors' report and Auditor's report for the YE 30

PROPOSAL #2.1: Re-elect Mr. Michael Beckett as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Kirby as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #2.3: Re-elect Mr. Noel Meehan as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Rule 58.1 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIENT OVERSEAS INTL LTD
  TICKER:                N/A             CUSIP:     G67749153
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
and the reports of the Directors and the Auditor for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Chang Tsann Rong Ernest                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.B: Re-elect Mr. Chow Philip Yiu Wah as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Cheng Wai Sun Edward as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the Directors' remuneration

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix their remuneration

PROPOSAL #6.A: Authorize the Directors to allot,                           ISSUER          YES        AGAINST           AGAINST
issue and otherwise deal with the shares [as
specified] or additional shares of the Company and to
 make, issue or grant offers, agreements, options or
warrants which will or might require the exercise of
such mandate either during or after the relevant
period, otherwise than pursuant to a right issue,
bonus issue, issue of scrip dividends or the exercise
 of rights of subscription or conversion under the
terms of any shares, bonds, warrants or other
securities carrying a right to subscribe for or
purchase shares of the Company issued by the Company
or a subsidiary or whose issue is authorized on or
prior to the date this resolution is passed not
exceeding 20% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of passing of this resolution

PROPOSAL #6.B: Authorize the Directors to purchase                         ISSUER          YES          FOR               FOR
the shares [as specified] during the relevant period,
 to purchase the shares, provided however that the
aggregate nominal amount of such shares, or [as the
case may be], conversion, subscription or purchase
rights attaching to the respective securities, to be
purchased shall not exceed 10% of the aggregate
nominal amount of the shares, or [as the case may be]
 conversion, subscription or purchase rights
attaching to those securities, in issue as at the
date of passing of this resolution; [Authority
expires the earlier of conclusion of the next AGM of
the Company or the expiration of the period within
which the next AGM of the Company is required by
Bermuda laws or the Bye-laws of the Company to be

PROPOSAL #6.C: Approve to extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors to allot Shares pursuant to
the resolution as specified in Resolution 6.A by the
addition thereto of an amount representing the
aggregate nominal amount of the share capital of the
Company purchased, or that share capital which would
fall to be subscribed or purchased pursuant to the
conversion, subscription or purchase rights attaching
 to any other securities purchased, by the Company
pursuant to the authority granted by the resolution
specified in Resolution 6.B, provided that such
amount shall not exceed 10% of the aggregate nominal
amount of the shares, or [as the case may be]
conversion, subscription or purchase rights attaching
 to those securities, in issue as at the date of
passing of this resolution

PROPOSAL #S.7: Amend the existing Bye-laws 78(2) and                       ISSUER          YES          FOR               FOR
84A of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIENTAL LAND CO.,LTD.
  TICKER:                N/A             CUSIP:     J6174U100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORIGIN ENERGY LTD
  TICKER:                N/A             CUSIP:     Q71610101
  MEETING DATE:          10/15/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of the                      ISSUER          NO           N/A               N/A
 Company and the entities it controlled during the
year for the YE 30 JUN 2008 and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Adopt the remuneration report of the                         ISSUER          YES          FOR               FOR
Company and the entities it controlled during the
year for the YE 30 JUN 2008

PROPOSAL #3.a: Re-elect Mr. Bruce G Beeren as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #3.b: Re-elect Mr. H Kevin McCann as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Approve to increase the maximum sum of                       ISSUER          YES          FOR               FOR
fees payable to the Non Executive Directors of the
Company and its unlisted subsidiaries by AUD 600,000
to AUD 2,200,000 per annum

PROPOSAL #S.5: Approve to renew the proportional                           ISSUER          YES          FOR               FOR
takeover provisions contained in Article 64 of the
constitution for a period of 3 years from the date of
 the meeting convened by this notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORION CORPORATION (NEW)
  TICKER:                N/A             CUSIP:     X6002Y112
  MEETING DATE:          3/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Matters of order for the Meeting                             ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of the person to confirm the                        ISSUER          NO           N/A               N/A
minutes and the persons to verify the counting of

PROPOSAL #4.: Recording the legal convening of the                         ISSUER          NO           N/A               N/A
Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting                      ISSUER          NO           N/A               N/A
 and the list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements 2008, the report of the Board of Directors
 and the Auditor's report; review by the President
and Chief Executive Officer

PROPOSAL #7.: Adopt the financial statements                               ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the use of the profits shown on                      ISSUER          YES          FOR               FOR
 the Balance Sheet and the payment of the dividend

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the President and Chief
Executive Officer from liability

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #12.: Elect the Members and the Chairman of                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #13.: Approve the remuneration of the Auditor                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #14.: Elect the Auditor                                           ISSUER          YES          FOR               FOR

PROPOSAL #15.: Amend Sections 9, 10 and 12 of the                          ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide to convey the Company's own shares

PROPOSAL #17.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORKLA ASA, OSLO
  TICKER:                N/A             CUSIP:     R67787102
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for                         ISSUER          YES          FOR               FOR
2008 for Orkla ASA and the Orkla Group and the annual
 report of the Board of Directors, including approval
 of a share dividend for 2008 of NOK 2.25 per share,
except for shares owned by the Group

PROPOSAL #2.: Amend the Articles of Association as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
permit the Company to acquire shares in Orkla ASA
with a nominal value of up to NOK 125,000,000 divided
 between a maximum of 100,000,000 shares, provided
that the Company's holding of Orkla ASA shares does
not exceed 10% of shares outstanding at any given
time the amount that may be paid per share shall be
no less than NOK 25 and no more than NOK 120; the
Board of Directors shall have a free hand with
respect to the methods of acquisition and disposal of
 Orkla ASA shares; [Authority shall apply from 25 APR
 2008 until the date of the AGM in 2010]

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase share capital through the subscription of
new shares with an aggregate nominal value of up to
NOK 90,000,000, divided between a maximum of
72,000,000 shares, each with a nominal value of NOK
1.25; this authorization may be used for one or more
share issues; the Board of Directors may decide to
deviate from the pre-emptive right of shareholders to
 subscribe for shares pursuant to section 10-4 of the
 Public Limited Liability Companies Act; the Board of
 Directors may decide that payment for the shares
shall be effected in assets other than cash, or the
right to subject the company to special obligations
pursuant to section 10-2 of the Public Limited
Liability Companies Act; if payment is made in assets
 other than cash, the Board may decide that such
assets shall be transferred to a subsidiary in return
 for a corresponding settlement between the
subsidiary and Orkla ASA; the authorization also
applies to decisions to merge pursuant to section 13-
5 of the Public Limited Liability Companies Act;
[Authority shall apply from 24 APR 2009 until the

PROPOSAL #5.1: Approve Orkla's terms and conditions                        ISSUER          YES          FOR               FOR
policy, and Board of Directors' statement of
guidelines for the pay and other remuneration of
Executive Management

PROPOSAL #5.2: Approve the Board of Directors'                             ISSUER          YES          FOR               FOR
guidelines for the remuneration of the Executive
Management for the coming FY

PROPOSAL #5.3: Approve the guidelines for share-                           ISSUER          YES        AGAINST           AGAINST
related incentive arrangements for the coming FY

PROPOSAL #6.: Re-elect Messrs. J. Andersen, I.                             ISSUER          YES        AGAINST           AGAINST
Kreutzer, K. Brundtland , R. Bjerke, K. Houg, N-H
Pettersson, G. Waersted, L. Windfeldt, A. Gudefin, O.
 Svarva, D. Mejdell, M. Blystad and N. Selte as the
Board Members and elect Mr. T. Venold as a new Member
 of the Corporate Assembly; and elect 6 Deputy Members

PROPOSAL #7.: Elect Mr. Knut Brundtland and Nils-                          ISSUER          YES          FOR               FOR
Henrik Pettersson as the Members of Nominating
Committee

PROPOSAL #8.: Elect Mr. Knut Brundtland as the                             ISSUER          YES          FOR               FOR
Chairman of Nominating Committee

PROPOSAL #9.: Approve the Auditor's remuneration                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OSAKA GAS CO.,LTD.
  TICKER:                N/A             CUSIP:     J62320114
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OSAKA TITANIUM TECHNOLOGIES CO.,LTD.
  TICKER:                N/A             CUSIP:     J7794L108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OTSUKA CORPORATION
  TICKER:                N/A             CUSIP:     J6243L107
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OUTOKUMPU OYJ
  TICKER:                N/A             CUSIP:     X61161109
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Chairman                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect the Co-signatories and                                 ISSUER          YES          FOR               FOR
Supervisors of the counting of votes

PROPOSAL #4.: Approve the list of votes                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the quorum and constitution for                      ISSUER          YES          FOR               FOR
 valid decisions

PROPOSAL #6.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the review by the Chief                              ISSUER          YES          FOR               FOR
Executive Officer

PROPOSAL #8.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Board of Directors' business review

PROPOSAL #9.: Receive the Auditor's report                                 ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the annual accounts                                 ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve to decide on the use of the                         ISSUER          YES          FOR               FOR
profit recorded in the balance sheet and payment of
dividend

PROPOSAL #12.: Grant discharge from liability to the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Chief
Executive Officer

PROPOSAL #13.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: approve to decide on the number
 of Members of the Board of Directors and Auditors

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: approve to decide on the
remunerations for the Chairman and other Members of
the Board of Directors and the Auditors

PROPOSAL #15.: Elect the Chairman, Vice Chairman and                       ISSUER          YES          FOR               FOR
other Members of the Board of Directors

PROPOSAL #16.: Elect the Auditors                                          ISSUER          YES          FOR               FOR

PROPOSAL #17.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve the formation of a
Nomination Committee

PROPOSAL #18.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide to repurchase the Company's own shares

PROPOSAL #19.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide to issue shares and grant special rights to
shares

PROPOSAL #20.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OVERSEA-CHINESE BANKING CORPORATION LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y64248209
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Bank,                         ISSUER          YES          FOR               FOR
for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued
ordinary shares in the capital of the Bank [Ordinary
Shares], not exceeding in aggregate the Maximum limit
 [as specified], at such price or prices as may be
determined by the Directors from time to time up to
the maximum price [as defined] whether by way of:
market purchase[s] on the Singapore Exchange
Securities Trading Limited [SGX-ST] and/or any other
stock exchange on which the ordinary shares may for
the time being be listed and quoted [other Exchange]
and/or; off-market purchase[s] if effected otherwise
than on the SGX-ST or, or as the case may be, other
exchange] in accordance with any equal access
Scheme[s] as may be determined or formulated by the
Directors as they consider fir, which scheme[s] shall
 satisfy all the conditions prescribed by the
Companies Act; or otherwise in accordance with all
other laws and regulations and rules of the SGX-ST,
or as the case may be, other exchange as may for the
time being be applicable; in case of a market
purchase of an ordinary share, 105% of the average of
 the closing price of the ordinary share and in case
of an off-market purchase of an ordinary share
pursuant to an equal access scheme, 110% of the
average closing price of the ordinary shares; and
authorize the Directors of the bank and/or any of
them to complete and do all such acts and things
[including such documents as may be required] as they
 and/or he nay consider or expedient, or necessary to
 give effect to the transactions contemplated and/or
authorized by this resolution; [Authority expires the
 earlier of the next AGM of the Bank is held or the
date by which the next AGM of the Bank is required by

PROPOSAL #2.: Amend the OCBC Employee Share Purchase                       ISSUER          YES          FOR               FOR
Plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OVERSEA-CHINESE BANKING CORPORATION LTD, SINGAPORE
  TICKER:                N/A             CUSIP:     Y64248209
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts for the                         ISSUER          YES          FOR               FOR
FYE 31 DEC 2008 and the reports of the Directors and
Auditors thereon

PROPOSAL #2.A: Re-appoint Mr. Lee Seng Wee as a                            ISSUER          YES          FOR               FOR
Director, under Section 153(6) of the Companies Act,
Chapter 50, to hold office from the date of this AGM
until the next AGM

PROPOSAL #2.B: Re-appoint Mr. Patrick Yeoh Khwai Hoh                       ISSUER          YES          FOR               FOR
as a Director, under Section 153(6) of the Companies
Act, Chapter 50, to hold office from the date of this
 AGM until the next AGM

PROPOSAL #3.A: Re-elect Mr. Bobby Chin Yoke Choong as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation

PROPOSAL #3.B: Re-elect Mr. Pramukti Surjaudaja as a                       ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.A: Re-elect Mrs. Fang Ai Lian as a                             ISSUER          YES          FOR               FOR
Director, who retires under Article 101 of the Bank's
 Articles of Association

PROPOSAL #4.B: Re-elect Mr. Colm McCarthy as a                             ISSUER          YES          FOR               FOR
Director, who retires under Article 101 of the Bank's
 Articles of Association

PROPOSAL #5.: Approve a final one-tier tax-exempt                          ISSUER          YES          FOR               FOR
dividend of 14 cents per ordinary share, in respect
of the FYE 31 DEC 2008

PROPOSAL #6.A: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
Executive Directors of the Bank for the FYE 31 DEC
2008 comprising the following: Directors' Fees of SGD
 1,620,000 [2007: SGD 1,697,000]

PROPOSAL #6.B: Approve the remuneration of the Non-                        ISSUER          YES          FOR               FOR
Executive Directors of the Bank for the FYE 31 DEC
2008 comprising the following: 4,800 ordianry shares
in the capital of the Bank for each Non-Executive
Director of the Bank [2007: 4,800 ordinary shares],
and for the purpose to pass the following resolution
with or without amendments as an ordinary
resolutions: authorize the Directors of the Bank,
pursuant to Article 140 of the Articles of
Association of the Bank, to allot and issue an
aggregate of 43,200 ordinary shares in the capital of
 the Bank [the remuneration shares] as bonus shares
for which no consideration is payable, to The Central
 Depository (Pte) Limited for the account of: Mr.
Bobby Chin Yoke Choong [or for the account of such
depository agent as he may direct] in respect of
4,800 remuneration shares; Mr. Giam Chin Toon [or for
 the account of such depository agent as he may
direct] in respect of 4,800 remuneration shares; Mr.
Lee Seng Wee [or for the account of such depository
agent as he may direct] in respect of 4,800
remuneration shares; Dr Lee Tih Shih [or for the
account of such depository agent as he may direct] in
 respect of 4,800 remuneration shares; Professor Neo
Boon Siong [or for the account of such depository
agent as he may direct] in respect of 4,800
remuneration shares; Dr Tsao Yuan [or for the account
 of such depository agent as she may direct] in
respect of 4,800 remuneration shares; Mr. David Wong
Cheong Fook [or for the account of such depository
agent as he may direct] in respect of 4,800
remuneration shares; Mr. Wong Nang Jang [or for the
account of such depository agent as he may direct] in
 respect of 4,800 remuneration shares; and Mr.
Patrick Yeoh Khwai Hoh [or for the account of such
depository agent as he may direct] in respect of
4,800 remuneration shares, as payment in part of
their respective Non-Executive Directors'
remuneration for the FYE 31 DEC 2008, the
remuneration shares to rank in all respects pari
passu with the existing ordinary shares; and ii)
authorize any Director of the Bank or the Secretary

PROPOSAL #7.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

PROPOSAL #8.A: Authorize the Directors of the Bank                         ISSUER          YES          FOR               FOR
to: (I) (i) issue ordinary shares in the capital of
the Bank [ordinary shares] whether by way of rights,
bonus or otherwise; and/or (ii) make or grant offers,
 agreements or options [collectively, Instruments]
that might or would require ordinary shares to be
issued, including but not limited to the creation and
 issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
ordinary shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and (II) [notwithstanding the authority
conferred by this Resolution may have ceased to be in
 force] issue ordinary shares in pursuance of any
Instrument made or granted by the Directors while
this Resolution was in force, provided that: (1) the
aggregate number of ordinary shares to be issued
pursuant to this Resolution and Resolution 8(b), if
passed, [including ordinary shares to be issued in
pursuance of Instruments made or granted pursuant to
this Resolution] does not exceed 50% of the total
number of issued ordinary shares in the capital of
the Bank excluding treasury shares [as calculated in
accordance with this resolution], of which the
aggregate number of ordinary shares to be issued
other than on a pro rata basis to shareholders of the
 Bank [including ordinary shares to be issued in
pursuance of Instruments made or granted pursuant to
this Resolution and/or Resolution 8(b)] does not
exceed 50% of the issued ordinary shares in the
capital of the Bank [as calculated in accordance with
 this resolution]; 2) [subject to such manner of
calculation and adjustments as may be prescribed by
the Singapore Exchange Securities Trading Limited
[SGXST]] for the purpose of determining the aggregate
 number of ordinary shares that may be issued under
this Resolution, the total number of issued ordinary
shares in the capital of the Bank excluding treasury
shares at the time this Resolution is passed, after
adjusting for: i) new ordinary shares arising from
the conversion or exercise of any convertible
securities or share options or vesting of share
awards which are outstanding or subsisting at the
time this Resolution is passed; and ii) any
subsequent bonus issue, consolidation or subdivision
of ordinary shares; 3) in exercising the authority
conferred by this Resolution, the Bank shall comply
with the provisions of the Listing Manual of the SGX-
ST for the time being in force [unless such
compliance has been waived by the SGX-ST] and the
Articles of Association for the time being of the
Bank; [Authority expires at the conclusion of the
next AGM of the Bank or the date by which the next
AGM of the Bank is required by Law to be held]

PROPOSAL #8.B: Authorize the Directors of the Bank                         ISSUER          YES          FOR               FOR
to: (I) (i) issue ordinary shares and/or; and/or (ii)
 make or grant instruments that might or would
require ordinary shares to be issued, including but
not limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into ordinary shares,
otherwise than on a pro rata basis to shareholders of
 Bank, at any time and upon such terms and conditions
 and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit;
and (II) [notwithstanding the authority conferred by
this Resolution may have ceased to be in force] issue
 ordinary shares in pursuance of any Instrument made
or granted by the Directors while this Resolution was
 in force, provided that: (1) the aggregate number of
 ordinary shares to be issued pursuant to this
Resolution [including ordinary shares to be issued in
 pursuance of Instruments made or granted pursuant to
 this Resolution] does not exceed 20% of the total
number of issued ordinary shares in the capital of
the Bank excluding treasury shares [as calculated in
accordance with this Resolution], of which the
aggregate number of ordinary shares to be issued
other than on a pro rata basis to shareholders of the
 Bank [including ordinary shares to be issued in
pursuance of Instruments made or granted pursuant to
this Resolution and Resolution 8(a)] does not exceed
50% of the issued ordinary shares in the capital of
the Bank [as calculated in accordance with this
resolution]; (2) [subject to such manner of
calculation and adjustments as may be prescribed by
the Singapore Exchange Securities Trading Limited
[SGXST]) for the purpose of determining the aggregate
 number of ordinary shares that may be issued under
paragraph (1) above, the total number of issued
ordinary shares in the capital of the Bank excluding
treasury shares at the time this Resolution is
passed, after adjusting for: (i) new ordinary shares
arising from the conversion or exercise of any
convertible securities or share options or vesting of
 share awards which are outstanding or subsisting at
the time this Resolution is passed; and (ii) any
subsequent bonus issue, consolidation or subdivision
of ordinary shares; (3) in exercising the authority
conferred by this Resolution, the Bank shall comply
with the provisions of the Listing Manual of the SGX-
ST for the time being in force [unless such
compliance has been waived by the SGX-ST] and the
Articles of Association for the time being of the
Bank; and [Authority expires at the conclusion the
next AGM of the Bank or the date by which the next
AGM of the Bank is required by Law to be held]

PROPOSAL #9.: Authorize the Directors of the Bank to:                      ISSUER          YES          FOR               FOR
 (I) offer and grant options in accordance with the
provisions of the OCBC Share Option Scheme 2001 [the
2001 Scheme] and/or grant rights to subscribe for
ordinary shares in accordance with the provisions of
the OCBC Employee Share Purchase Plan the Plan]; and
(II) allot and issue from time to time such number of
 ordinary shares in the capital of the Bank as may be
 required to be issued pursuant to the exercise of
options under the 2001 Scheme and/or such number of
ordinary shares in the capital of the Bank as may be
required to be issued pursuant to the exercise of
rights to subscribe for ordinary shares under the
Plan, provided that the aggregate number of new
ordinary shares to be issued pursuant to 2001 Scheme
and the Plan shall not exceed 5% of the total number
of issued ordinary shares in the capital of the Bank
from time to time

PROPOSAL #10.: Authorize the Directors of the Bank to                      ISSUER          YES          FOR               FOR
 allot and issue from time to time such number of
ordinary shares as may required to be allotted and
issued pursuant to the OCBC Limited Script Dividend
Scheme

PROPOSAL #11.: Authorize the Directors of the Bank                         ISSUER          YES          FOR               FOR
to: (i) allot and issue preference shares referred to
 in Articles 7A, 7B, 7C, 7D, 7E, 7F, 7G, 7H, 7I, 7J,
7K, 7L and 7M of the Articles of Association of the
Bank, other preference shares or non-voting shares in
 the capital of the Bank whether by way of rights,
bonus or otherwise; and/or (ii) make or grant offers,
 agreements or options that might or would require
preference shares referred to in this resolution or
non-voting shares to be issued, not being ordinary
shares to which the authority referred to in
Resolution 8(a) and 8(b) above relates, at any time
and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit, and
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
preference shares referred to in this resolution or
non-voting shares in pursuance of any offers,
agreements or options made or granted by the
Directors while this Resolution was in force; and
[Authority expires at the conclusion of the next AGM
of the Bank or the date by which the next AGM of the
Bank is required by Law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OXIANA LTD
  TICKER:                N/A             CUSIP:     Q7186A100
  MEETING DATE:          7/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the Company name for                      ISSUER          YES          FOR               FOR
 the purposes of Section 157 (1) of the Corporations
Act 2001 and for all other purposes, the Company
adopt 'OZ Minerals Limited' as the New name of the

PROPOSAL #2.1: Re-elect Mr. Owen Leigh Hegarty as a                        ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3(h)of the Company's Constitution

PROPOSAL #2.2: Re-elect Mr. Peter Mansell as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.3: Re-elect Dr. Peter Cassidy  as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.4: Re-elect Mr. Anthony Larkin as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.5: Re-elect Mr. Richard Knight as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #2.6: Re-elect Mr. Dean Pritchard as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's Constitution

PROPOSAL #3.: Approve to increase the Directors' fee                       ISSUER          YES          FOR               FOR
limit from the maximum total amount of Directors' fee
 payable by the Company to Non-Executive Directors by
 AUD 1,500,000 per annum to a maximum of AUD
2,700,000 per annum with effect from 20 JUN 2008

PROPOSAL #4.: Approve, for the purposes of Section                         ISSUER          YES        AGAINST           AGAINST
200E of the Corporations Act 2001 and for all other
purposes the Company benefits payable to Mr. Owen
Hegarty in connection with his retirement as Managing
 Director and CEO as described in the Explanatory
Memorandum accompanying the notice convening this
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OZ MINERALS LTD
  TICKER:                N/A             CUSIP:     Q7161P106
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, for all                               ISSUER          YES          FOR               FOR
purposes, including ASX Listing Rule 11.2, to sale
the following assets to China Mine metals Non-Ferrous
 Metals Co., Ltd or a wholly owned subsidiary on the
terms as specified; [a] the Company's interest in the
 Sepon copper/gold mine in Laos; [b] Golden Grove
zinc/copper/lead mine in Western Australia; [c]
Century zinc mine in Queensland; [d] Rosebery
zinc/lead/silver mine in Western Australia; [e]
Avebury nickel mine in Tasmania; [f] Dugald River
zinc project in Queensland; [g] High Lake zinc
project in Canada; [h] Izok Lake zinc project in
Canada and; [i] All other exploration and development
 assets [other than the Prominent Hill gold/copper
mine, Martabe gold project and certain exploration
assets in Cambodia and Thailand as specified]

PROPOSAL #2.: Receive the financial report of the                          ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008 together with the
Directors' report, the Directors' declaration and the
 Auditor's report as specified

PROPOSAL #3.1: Elect Mr. Michael Eager as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company, who retires in accordance with
Article 6.3 of the Company's Constitution

PROPOSAL #3.2: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: Re-elect Mr. Stephen Mayne as
 a Director of the Company

PROPOSAL #4.: Adopt the Company's remuneration report                      ISSUER          YES        AGAINST           AGAINST
 for the YE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                P & O PRINCESS CRUISES P L C
  TICKER:                N/A             CUSIP:     G19081101
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Micky Arison as a Director                      ISSUER          YES          FOR               FOR
 of Carnival Corporation and Carnival plc

PROPOSAL #2.: Re-elect Mr. Ambassador Richard G.                           ISSUER          YES          FOR               FOR
Capen, Jr. as a Director of Carnival Corporation and
Carnival plc

PROPOSAL #3.: Re-elect Mr. Robert H. Dickinson as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #4.: Re-elect Mr. Arnold W. Donald as a                           ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #5.: Re-elect Mr. Pier Luigi Foschi as a                          ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #6.: Re-elect Mr. Howard S. Frank as a                            ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #7.: Re-elect Mr. Richard J. Glasier as a                         ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #8.: Re-elect Mr. Modesto A. Maidique as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #9.: Re-elect Sir John Parker as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #10.: Re-elect Mr. Peter G. Ratcliffe as a                        ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #11.: Re-elect Mr. Stuart Subotnick as a                          ISSUER          YES          FOR               FOR
Director of Carnival Corporation and Carnival plc

PROPOSAL #12.: Re-elect Mr. Laura Weil as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #13.: Elect Mr. Randall J. Weisenburger as a                      ISSUER          YES          FOR               FOR
 Director of Carnival Corporation and Carnival plc

PROPOSAL #14.: Re-elect Mr. Uzi Zucker as a Director                       ISSUER          YES          FOR               FOR
of Carnival Corporation and Carnival plc

PROPOSAL #15.: Re-appoint Carnival plc's as the                            ISSUER          YES          FOR               FOR
Independent Auditors and ratify Carnival
Corporation's independent registered certified public

PROPOSAL #16.: Grant authority for the Carnival plc's                      ISSUER          YES          FOR               FOR
 Audit Committee to agree the remuneration of the
Independent Auditors

PROPOSAL #17.: Receive the annual accounts & reports                       ISSUER          YES          FOR               FOR
of Carnival plc

PROPOSAL #18.: Approve the Carnival plc Directors'                         ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #19.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of Carnival plc

PROPOSAL #s.20: Approve to restated the Articles of                        ISSUER          YES          FOR               FOR
Association of Carnival plc

PROPOSAL #s.21: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
Carnival plc with effect from 01 OCT 2009

PROPOSAL #22.: Approve to renew Carnival plc Section                       ISSUER          YES          FOR               FOR
80 authority

PROPOSAL #s.23: Approve to renew Carnival plc Section                      ISSUER          YES          FOR               FOR
 89 authority

PROPOSAL #s.24: Grant authority for Carnival plc to                        ISSUER          YES          FOR               FOR
make market purchases of ordinary shares of USD 1.66
each in the capital of Carnival plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PACIFIC BASIN SHIPPING LTD
  TICKER:                N/A             CUSIP:     G68437139
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and
auditors for the YE 31 DEC 2008

PROPOSAL #2.1: Re-elect Mr. Klaus Nyborg as an                             ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #2.2: Re-elect Mr. Jan Rindbo as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.3: Re-elect Mr. Daniel R. Bradshaw as a                        ISSUER          YES          FOR               FOR
Non-executive Director

PROPOSAL #2.4: Re-elect Mr. Robert C. Nicholson as an                      ISSUER          YES          FOR               FOR
 Independent Non-executive Director

PROPOSAL #2.5: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #3.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers, Certified Public Accountants,
 as the Auditors of the Company and authorize the
Board of Directors of the Company to fix their

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot, issue or otherwise deal with new shares of
USD 0.10 each in the capital of the Company [the
Shares] or securities convertible into Shares or
options, warrants or similar rights to subscribe for
any Shares and to make or grant offers, agreements,
options and warrants which would or might require the
 exercise of such powers, during and after the
relevant period not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company, provided that any Shares to be allotted and
issued pursuant to the approval of this resolution
shall not be issued at a discount of more than 10% to
 the Benchmarked Price of the Shares, otherwise than
pursuant to a Rights Issue [as specified], the
exercise of the subscription or conversion rights
attaching to any warrants issued by the Company or
the exercise of options granted under the Long Term
Incentive Scheme of the Company or any scrip dividend
 providing for the allotment of Shares in lieu of the
 whole or part of a dividend on Shares; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Companies Act 1981 of Bermuda or the Company's
 Bye-Laws to be held]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase or repurchase shares of USD 0.10 each in
 the capital of the Company [the Shares] on The Stock
 Exchange of Hong Kong Limited [the Stock Exchange]
or any other stock exchange on which the Shares may
be listed and recognized by the Securities and
Futures Commission of Hong Kong and Stock Exchange on
 share repurchases for such purposes, subject to and
in accordance with all applicable laws and
regulations, at such price as the Directors may at
their discretion determine in accordance with all
applicable laws and regulations, not exceeding 10% of
 the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies Act 1981 of Bermuda or the Company's Bye-

PROPOSAL #6.: Approve that the aggregate nominal                           ISSUER          YES          FOR               FOR
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to paragraph
[b] of the ordinary resolution passed by Shareholders
 at a SGM of the Company held on 08 JUN 2005 to
satisfy Share Awards, shall during the relevant
period not exceed 2% of the aggregate nominal amount
of the share capital of the Company in issue as at
the beginning of each such FY [being 34,946,202
shares as at 01 JAN 2009]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies Act 1981 of Bermuda or the Company's Bye-

PROPOSAL #S.7: Amend the Bye-laws of the Company, by                       ISSUER          YES          FOR               FOR
deleting the existing Bye-law 127[1] in its entirety
and replacing it with the following new Bye-law
127[1]: as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PAGESJAUNES, SEVRES
  TICKER:                N/A             CUSIP:     F6954U126
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
buy or transfer shares of PagesJaunes Group

PROPOSAL #O.6: Approve the renewal of Mr. Francois De                      ISSUER          YES          FOR               FOR
 Carbonnel's mandate as a Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Elie                             ISSUER          YES          FOR               FOR
Cohen's mandate as a Board Member

PROPOSAL #O.8.A: Ratify Mr. Jean-Pierre Remy's                             ISSUER          YES          FOR               FOR
appointment as a Board Member

PROPOSAL #O.8.B: Approve the renewal of Mr. Jean-                          ISSUER          YES          FOR               FOR
Pierre Remy's mandate as a Board Member

PROPOSAL #O.9: Approve the renewal of Mr. Jacques                          ISSUER          YES        AGAINST           AGAINST
Garaialde's mandate as a Board Member

PROPOSAL #O.10: Approve the renewal of Mr. Nicolas                         ISSUER          YES        AGAINST           AGAINST
Gheysens' mandate as a Board Member

PROPOSAL #O.11: Approve the renewal of Mr. Remy                            ISSUER          YES          FOR               FOR
Sautter's mandate as a Board Member

PROPOSAL #O.12: Approve the non renewal of the Board                       ISSUER          YES          FOR               FOR
Members' mandate

PROPOSAL #O.13: Appoint Mr. Jerome Losson as a Board                       ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #O.14: Approve the deliberation pursuant to                       ISSUER          YES          FOR               FOR
Article L.225-42-1 of the Commercial Code relating to
 a commitment whose Mr. Michel Datchary is the
beneficiary

PROPOSAL #O.15: Approve the attendance allowances to                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's shares and securities giving access
to the Company's capital, with maintenance of
preferential subscription rights of shareholders

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's shares and securities giving access
to the Company's capital, with cancellation of
preferential subscription rights of shareholders

PROPOSAL #E.18: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
case of issue, with cancellation of preferential
subscription rights of shareholders, of shares or
securities giving access to Company's shares, to fix
the issue price as determined by the General Assembly

PROPOSAL #E.19: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
the event of capital increase with or without
cancellation of preferential subscription rights of
the shareholders, to increase the number of shares to
 be issued

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares and securities giving access to shares,
in case of an exchange of public offer initiated by
the Company

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares and securities giving access to shares,
to pay contributions in kind made to the Company and
consists of equity securities or securities giving
access to capital

PROPOSAL #E.22: Approve the Global limitation of the                       ISSUER          YES          FOR               FOR
authorizations

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue securities giving entitlement to the allocation
 of debt securities

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase share capital by incorporation of reserves,
profits or premiums

PROPOSAL #E.25: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out capital increases reserved for Members of a
 Savings Plan of Group PagesJaunes

PROPOSAL #E.26: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce capital by cancellation of shares

PROPOSAL #E.27: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant options to subscribe and/or purchase shares of
the Company

PROPOSAL #E.28: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANASONIC CORPORATION
  TICKER:                N/A             CUSIP:     J6354Y104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANASONIC ELECTRIC WORKS CO.,LTD.
  TICKER:                N/A             CUSIP:     J6355K103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKWAY HLDGS LTD
  TICKER:                N/A             CUSIP:     V71793109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and, if approved, to adopt the                       ISSUER          YES          FOR               FOR
Director's report and audited accounts for the YE 31
DEC 2008 and the Auditor's report thereon

PROPOSAL #2.: Re-elect Mr. Ganendran Sarvananthan as                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires pursuant to
Article 83 of the Articles of Association of the
Company

PROPOSAL #3.A: Re-elect Mr. Alain Ahkong Chuen Fah as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires pursuant to
Article 97 of the Articles of Association of the
Company

PROPOSAL #3.B: Re-elect Mr. Ashish Jaiprakash Shastry                      ISSUER          YES        AGAINST           AGAINST
 as a Director of the Company, who retires pursuant
to Article 97 of the Articles of Association of the
Company

PROPOSAL #3.C: Re-elect Mr. Ho Kian Guan as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires pursuant to
Article 97 of the Articles of Association of the

PROPOSAL #4.: Re-appoint Messrs. KPMG LLP as the                           ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #5.A: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, subject to Section 161 of the Companies
Act, Chapter 50 of Singapore, the Articles of
Association of the Company, the approval of the
relevant Stock Exchange and/or other governmental or
regulatory bodies where such approval is necessary
and compliance with the provision of the Listing
Manual of Singapore Exchange Securities Trading
Limited [the SGX-ST] [including any supplemental
measure thereto from time to time]; a) to allot and
issue shares in the Company [the Share] whether by
way of rights, bonus or otherwise; and/or make or
grant offers, agreements or options [collectively the
 instruments] that might or would required shares to
be issued , including but not limited to the creation
 and issue of warrants, debentures or other
instruments convertible into shares at any time to
such person, upon such terms and condition and for
such purposes as the Directors may be deem fit; and
b) [notwithstanding that the authority conferred by
this resolution may have ceased to be in force] to
issue additional instruments as adjustments in
accordance with the terms and conditions of the
instruments made or granted by the Directors while
this resolution was in force; and to issue shares in
pursuance of any instruments made or granted by the
Directors while this resolution was in force or such
additional instruments above, provided always that:
i) [except in respect of a pro rate renounce able
rights issue], the aggregate number of shares to be
issued pursuant to this resolution [including shares
to be issued in pursuance of instruments made or
granted pursuant to this resolution] does not exceed
50% of the total issued shares excluding treasury
shares at the time of the passing of this resolution
[as calculated in accordance with subparagraph below
], of which the aggregate number of shares issued
other than on a pro rata basis to existing
shareholders [including shares to be issued in
pursuance of instruments made or granted pursuant to
this resolution] does not exceed 20% of the Company's
 total issued shares excluding treasury shares [as
calculated in accordance with subparagraph below];
ii) [subject to such manner of calculation as
prescribed by the SGX-ST] for the purpose of
determining the aggregate number of shares that may
be issued under sub-paragraph (i), the percentage of
the issued share is based on the Company's total
issued share excluding treasury shares at the time of
 passing of this resolution after adjusting for: i)
new shares arising from the conversion or exercise of
 convertible securities; ii) new shares arising from
the exercise of share options or vesting of share
awards outstanding or subsisting at the time of the
passing of this resolution, provided the options or
awards were granted in compliance with Part VIII of
Chapter 8 of the SGX-ST Listing Manual; and iii) any
subsequent bound issue, consolidation or subdivision
of shares; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date

PROPOSAL #5.B: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company to issue and allot from time to time such
 number of shares as may be required to be issued
pursuant to the exercise of options granted while the
 authority conferred by this resolution is in force,
under the Parkway Share Option Scheme 2001 [Parkway
Scheme 2001] and/or the vesting of awards granted
while the authority conferred by this resolution is
in force, under the Parkway Performance Share Plan
[Share Plan] [notwithstanding that the authority
conferred by this resolution may have ceased to be in
 force] provided always that the aggregate number of
shares to be issued and allotted pursuant to the
Parkway Scheme 2001 and the Share Plan does not
exceed 15% of the total number of issued ordinary
shares of the Company from time to time

PROPOSAL #5.C: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, for the purposes of Sections 76C and 76E of
the Companies Act, Chapter 50 of Singapore [the Act],
 to purchase or otherwise acquire issued ordinary
shares of the Company [the Shares] not exceeding in
aggregate prescribed limit [10% of the total number
of issued ordinary shares of the Company as at the
date of the passing of this resolution], at such
price or prices as may be determined by the Directors
 from time to time up to the maximum price [not
exceeding: in the case of an on-market share
purchase, 105% of the average closing price; and in
the case of an off-market share purchase, 120% of the
 average closing price], whether by way of: i) on-
market purchases [each an On-Market Share Purchase]
on the SGX-ST; and/or ii) off-market purchases [each
an Off-Market Share Purchase] effected in accordance
with any equal access scheme[s] as may be determined
or formulated by the Directors as they may consider
fit, which scheme[s] shall satisfy all the conditions
 prescribed by the Act; and otherwise approve in
accordance with all other laws and regulations and
rules of the SGX-ST as may for the time being be
applicable [the Share Purchase]; and [Authority
expires the earlier of the date on which the next AGM
 of the Company is held or the date by which the next
 AGM of the Company is required by law to be held or
the date on which the purchase of Shares by the
Company pursuant to the Share Purchase Mandate is
carried out to the full extent mandated]; to complete
 and do all such acts and things as they and/or he
may consider necessary, desirable, expedient,
incidental or in the interests of the Company to give
 effect to the transactions contemplated and/or

PROPOSAL #6.: Transact any business                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARKWAY HLDGS LTD
  TICKER:                N/A             CUSIP:     V71793109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, for the purposes of Chapter 9                       ISSUER          YES          FOR               FOR
of the Listing Manual for the Company, its
subsidiaries and associated Companies, or any of
them, to enter into any of the transactions falling
within the types of Interested Person Transactions as
 specified with the interested person, provided that
such transactions are made on normal commercial terms
 and in accordance with the review procedures for
Interested Person Transactions as specified [the IPT
Mandate]; the IPT Mandate [Authority expire at the
conclusion of next AHM of the Company is held or is
required by law to be held]; and authorize the
Directors to take such steps, approve all matters and
 enter into all such transactions, arrangements and
agreements and execute all such documents and notices
 as may be necessary or expedient for the purposes of
 giving effect to the IPT Mandate as such Directors
or any of them may deem fir or expedient or to give
effect to this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PARMALAT S P A
  TICKER:                N/A             CUSIP:     T7S73M107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements at 31                       ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors report and allocation of
 profits, Board of Auditors report, any adjournment
thereof

PROPOSAL #2.: Approve to increase of Audit Firm                            ISSUER          NO           N/A               N/A
compensation, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PCCW LTD
  TICKER:                N/A             CUSIP:     Y6802P120
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, the proposed scheme of                             ISSUER          YES        AGAINST           AGAINST
arrangement [the Scheme] between PCCW and the holders
 of the Scheme Shares [as specified in the Scheme] in
 the form of the print thereof, which has been
produced to this meeting and as specified, or in such
 other form and on such terms and conditions as may
be approved by the High Court of the Hong Kong
Special Administrative Region, for the purposes of
giving effect to the Scheme, on the Effective Date
[as specified in the Scheme]: (i) the authorized and
issued share capital of PCCW shall be reduced by
canceling and extinguishing the Scheme Shares; (ii)
subject to and forthwith upon the said reduction of
share capital taking effect, the authorized share
capital of PCCW shall be increased to its former
amount by the creation of such number of new Shares
[as specified in the Scheme] as is equal to the
number of Scheme Shares cancelled; and PCCW shall
apply the credit arising in its books of account as a
 result of the said reduction of capital in paying up
 the new Shares referred to in paragraph, above in
full at par and those new Shares shall be allotted
and issued, credited as fully paid, as to: (1) 74.27%
 of the aggregate number of new Shares referred to in
 this resolution, to Starvest [as specified in the
Scheme] and (2) 25.73% of the aggregate number of new
 Shares referred to in this resolution, to Netcom BVI
 [and/or CNC, as Netcom BVI shall in its absolute
discretion direct] [each as specified in the Scheme];
 and any entitlements to fractions of new Shares
which may result from that calculation shall be
allocated and dealt with as between Starvest and
Netcom BVI as may be agreed between Starvest and
Netcom BVI; authorize the Directors of PCCW to make
application to The Stock Exchange of Hong Kong
Limited [hereinafter called the Stock Exchange] for
the withdrawal of the listing of PCCW's shares on the
 Stock Exchange, subject to the Scheme taking effect;
 and to do all other acts and things as considered by
 them to be necessary or desirable in connection with
 the implementation of the Scheme, including [without
 limitation] the giving of consent to any
modifications of, or additions to, the Scheme, which
the High Court of the Hong Kong Special
Administrative Region may see fit to impose and to do
 all other acts and things as considered by them to
be necessary or desirable in connection with the
implementation of the Scheme and in relation to the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PCCW LTD
  TICKER:                N/A             CUSIP:     Y6802P120
  MEETING DATE:          12/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without modification,                       ISSUER          YES        AGAINST           AGAINST
a Scheme of Arrangement proposed to be made between
PCCW Limited ['PCCW'] and the holders of the Scheme
Shares [the 'Scheme']

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PCCW LTD
  TICKER:                N/A             CUSIP:     Y6802P120
  MEETING DATE:          2/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without modification,                       ISSUER          YES          FOR               FOR
a Scheme of Arrangement proposed to be made between
PCCW Limited ['PCCW'] and the holders of the Scheme
Shares [the 'Scheme']

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PCCW LTD
  TICKER:                N/A             CUSIP:     Y6802P120
  MEETING DATE:          2/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, the proposed Scheme of                             ISSUER          YES          FOR               FOR
Arrangement [the Scheme] between PCCW and the holders
 of the Scheme Shares [as specified in the Scheme] in
 the form of the print thereof, or in such other form
 and on such terms and conditions as may be approved
by the High Court of the Hong Kong Special
Administrative Region; for the purposes of giving
effect to the Scheme, on the Effective Date [as
specified in the Scheme]: the authorized and issued
share capital of PCCW shall be reduced by cancelling
and extinguishing the Scheme Shares; subject to and
forthwith upon the said reduction of share capital
taking effect, to increase the authorized share
capital of PCCW to its former amount by the creation
of such number of new Shares [as specified in the
Scheme] as is equal to the number of Scheme Shares
cancelled; and PCCW shall apply the credit arising in
 its books of account as a result of the said
reduction of capital in paying up the new Shares
referred to in this resolution in full at par and
those new Shares shall be allotted and issued,
credited as fully paid, as to: 74.27% of the
aggregate number of new Shares referred to in this
resolution, to Starvest [as specified in the Scheme];
 and 25.73% of the aggregate number of new Shares
referred to in resolution, to Netcom BVI [and/or
Unicom, as Netcom BVI shall in its absolute
discretion direct] [each as specified in the Scheme];
 and any entitlements to fractions of new Shares
which may result from that calculation shall be
allocated and dealt with as between Starvest and
Netcom BVI as may be agreed between Starvest and
Netcom BVI; authorize the Directors of PCCW to make
application to The Stock Exchange of Hong Kong
Limited [hereinafter called the Stock Exchange] for
the withdrawal of the listing of PCCW's shares on the
 Stock Exchange, subject to the Scheme taking effect;
 and to do all other acts and things as considered by
 them to be necessary or desirable in connection with
 the implementation of the Scheme, including [without
 limitation] the giving of consent to any
modifications of, or additions to, the Scheme, which
the High Court of the Hong Kong Special
Administrative Region may see fit to impose and to do
 all other acts and things as considered by them to
be necessary or desirable in connection with the
implementation of the Scheme and in relation to the
Improved Proposal [as specified in the document of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PCCW LTD
  TICKER:                N/A             CUSIP:     Y6802P120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company and the reports of the
Directors and the Independent Auditors for the YE 31
DEC 2008

PROPOSAL #2.a: Re-elect Mr. Chung Cho Yee, Mico as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.b: Re-elect Mr. Lee Chi Hong, Robert as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #2.c: Re-elect Sir David Ford as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.d: Re-elect Mr. Lu Yimin as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #2.e: Re-elect Sir Roger Lobo as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.f: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #3.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditor and authorize
the Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and to allot, issue or grant securities
convertible into such shares, options, warrants or
similar rights to subscribe for any shares in the
Company or such convertible securities and to make or
 grant offers, agreements and options during and
after the end of the relevant period, not exceeding
20% of the aggregate nominal amount of the share
capital of the Company otherwise than pursuant to: i)
 a rights issue [as specified]; ii) the exercise of
rights of subscription or conversion under the terms
of any warrants issued by the Company or any
securities which are convertible into shares of the
Company; iii) the exercise of the subscription rights
 under any Option Scheme or similar arrangement for
the time being adopted for the grant or issue to
officers and/or employees of the Company and/or any
of its subsidiaries of shares or rights to acquire
shares of the Company; or iv) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Articles
 of Association of the Company; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by any
applicable law or the Articles of Association of the
Company to be held]

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase on The Stock Exchange of Hong Kong
Limited [the Stock Exchange], or any other Stock
Exchange on which the securities of the Company or
may be listed and recognized by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange for such purposes, shares in the Company
including any form of depositary receipt representing
 the right to receive such shares issued by the
Company and subject to and in accordance with all
applicable laws and requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the share capital of the Company
in issue as at the date of passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable law or the
 Articles of Association of the Company to be held]

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolution 5, the aggregate nominal amount of the
share capital of the Company that may be allotted,
issued and dealt with or agreed conditionally or
unconditionally to be allotted by the Directors
pursuant to and in accordance with the mandate
granted under Resolution 4 be increased and extended
by the addition of the aggregate nominal amount of
the share capital of the Company which may be
repurchased by the Company pursuant to and in
accordance with the mandate granted under Resolution
5, provided that such amount shall not exceed 10% of
the aggregate nominal amount of the issued share
capital of the Company at the date of passing this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PEARSON PLC
  TICKER:                N/A             CUSIP:     G69651100
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. David Arculus                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Terry Burns                                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Patrick Cescau                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Rona Fairhead                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Robin Freestone                                 ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Ms. Susan Fuhrman                                   ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Ms. Ken Hydon                                       ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. John Makinson                                  ISSUER          YES          FOR               FOR

PROPOSAL #11.: Re-elect Mr. Glen Moreno                                    ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect Mrs. Marjorie Scardino                             ISSUER          YES          FOR               FOR

PROPOSAL #13.: Re-appoint Mr. Will Ethridge                                ISSUER          YES          FOR               FOR

PROPOSAL #14.: Re-appoint Mr. CK. Prahalad                                 ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve the report on the Directors                         ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #16.: Re-appoint the Auditors                                     ISSUER          YES          FOR               FOR

PROPOSAL #17.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #18.: Approve the allotment of shares                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #19.: Approve the authorize share capital                         ISSUER          YES          FOR               FOR

PROPOSAL #S.20: Approve the waiver of the pre-emption                      ISSUER          YES          FOR               FOR
 rights

PROPOSAL #S.21: Grant authority to purchase own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.22: Approve the Articles of Association                        ISSUER          YES          FOR               FOR

PROPOSAL #S.23: Approve the notice of the meetings                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERNOD-RICARD, PARIS
  TICKER:                N/A             CUSIP:     F72027109
  MEETING DATE:          11/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the Company's
financial statements for the YE in 30 JUN 2008 as
presented, earnings for the FY: EUR 925,580,852.74,
the expenses and charges that were not tax deductible
 of EUR 125,815.00 with a corresponding tax of EUR
43,322.00

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 925,580,852.74 legal reserve: EUR 71,178.48
previous retained earnings: EUR 517,716,451.00
distributable income: EUR 1,443,226,125.26 dividends:
 EUR 289,981,525.68 retained earnings: EUR 1,1
53,244,599.58 the shareholders' meeting reminds that
an interim dividend of EUR 0.63 was already paid on
03 JUL 2008 the remaining dividend of EUR 0.69 will
be paid on 18 NOV 2008, and will entitle natural
persons to the 40% allowance in the event that the
Company holds some of its own share on such date, the
 amount of the unpaid dividend on such shares shall
be allocated to the retained earnings account, as
required by law

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
of the French Commercial code, and approve the said
report and the agreements referred to therein

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
ET L.225.42.1 of the French Commercial Code, and
approve the said report and the agreements referred
to therein regarding Mr. Patrick Ricard, Chairman

PROPOSAL #O.6: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225.38
ET L.225.42.1 of the French Commercial Code, and
approve the said report and the agreements referred
to therein concerning Mr. Pierre Pringet, Managing

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Patrick Ricard as Director for a 4 year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Pierre Pringuet as Director for a 4 year period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Rafael Gonzalez-Gallarza as Director for a 4 year
 period

PROPOSAL #O.10: Appoint Mr. Wolfgang Colberg as a                          ISSUER          YES          FOR               FOR
Director, for a 4 year period

PROPOSAL #O.11: Appoint Mr. Cesar Giron as a                               ISSUER          YES          FOR               FOR
Director, for a 4 year period

PROPOSAL #O.12: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 750,000.00 to the Board of Directors

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions specified below: maximum
purchase price: EUR 125.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
2,746,037,125.00 [Authority expires at the end of 18
months] this authorization supersedes the fraction
unused of the authorization granted by the
shareholders' meeting of 07 NOV 2007, in its
resolution number 8 and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.14: Grant authority to the Board of                            ISSUER          YES          FOR               FOR
Directors to reduce the share capital, on one or more
 occasions and at its sole discretion, by canceling
all or part of the shares held by the Company in
connection with a stock repurchase plan granted by
the resolution13 of the present meeting, up to a
maximum of 10% of the share capital over a 24 month
period [Authority expires at the end of 24 months],
this authorization supersedes the fraction unused of
the authorization granted by the shareholders'
meeting of 07 NOV 2007 in its resolution number 9

PROPOSAL #E.15: Grant authority to the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors to issue warrants giving right to subscribe
 to shares in the event of a public exchange offer
concerning the Company's shares, [Authority expires
at the end of 18 months] the global nominal amount of
 shares issued under this delegation of authority
shall not exceed EUR 145,000,000.00 and to take all
necessary measures and accomplish all necessary
formalities, this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 07 NOV 2007, in its
resolution number 19

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, in favor of employees and
corporate officers of the Company who are members of
a Company Savings Plan, [Authority expires at the end
 of 26 months] and for a nominal amount that shall
not exceed 2% of the share capital, this amount shall
 count against the overall value set forth in
resolution number 11 of the shareholders' meeting
dated 07 NOV 2007, the shareholders meeting decides
to cancel the shareholders' preferential subscription
 rights, this authorization supersedes the fraction
unused of the authorization granted by the
shareholders' meeting of 07 NOV 2007, in its
resolution number 20, and to take all necessary
measures and accomplish all necessary formalities to
charge the share issuance cost against the related
premiums and deduct from the premiums the amounts
necessary to raise the legal reserve to one-tenth of
the new capital after each increase

PROPOSAL #E.17: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERPETUAL LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q9239H108
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Ms. Meredith Brooks as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Peter Scott as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Philip Twyman as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Alexander Stevens as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 FYE 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PEUGEOT SA, PARIS
  TICKER:                N/A             CUSIP:     F72313111
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the regulated agreements

PROPOSAL #O.5: Authorize the Share buyback Program                         ISSUER          YES          FOR               FOR

PROPOSAL #E.6: Approve the Board of Directors to                           ISSUER          YES        AGAINST           AGAINST
issue securities giving directly or indirectly access
 to capital with maintenance of preferential
subscription rights

PROPOSAL #E.7: Approve the Board of Directors to                           ISSUER          YES        AGAINST           AGAINST
issue securities giving directly or indirectly access
 to capital with cancellation of preferential
subscription rights

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of capital increase

PROPOSAL #E.9: Approve the Board of Directors to                           ISSUER          YES          FOR               FOR
carry out 1 or more capital increases reserved for

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the capital through cancellation of shares
repurchased by the Company

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
use the delegations and during a public offer for the
 Company's securities

PROPOSAL #E.12: Approve the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
issue shares subscription warrants during a public
offer on the Company's securities

PROPOSAL #E.13: Amend the Article 9 - I of the                             ISSUER          YES          FOR               FOR
Statutes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHILIPS ELECTRS N V (KONINKLIJKE PHILIPS ELECTRS N
  TICKER:                N/A             CUSIP:     N6817P109
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2.a: Adoption of the 2008 financial                              ISSUER          NO           N/A               N/A
statements.

PROPOSAL #2.c: Adoption of the distribution to                             ISSUER          NO           N/A               N/A
shareholders of EUR 0.70 per common share against the
 retained earnings.

PROPOSAL #2.d: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Board of Management.

PROPOSAL #2.e: Discharge of the responsibilities of                        ISSUER          NO           N/A               N/A
the members of the Supervisory Board.

PROPOSAL #3: Re-appointment of Mr P-J. Sivignon as                         ISSUER          NO           N/A               N/A
member of the Board of Management.

PROPOSAL #4.a: Re-appointment of Mr. J.J. Schiro as                        ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.b: Appointment of Mr. J. van der Veer as                       ISSUER          NO           N/A               N/A
member of the Supervisory Board.

PROPOSAL #4.c: Appointment of Ms. C.A. Poon as member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board.

PROPOSAL #5.: Amendment of the Long-Term Incentive                         ISSUER          NO           N/A               N/A
Plan.

PROPOSAL #6.a: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to issue or grant rights to acquire shares.

PROPOSAL #6.b: Authorization of the Board of                               ISSUER          NO           N/A               N/A
Management to restrict or exclude pre-emption rights.

PROPOSAL #7.: Authorization of the Board of                                ISSUER          NO           N/A               N/A
Management to acquire shares in the Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIRELLI & C SPA
  TICKER:                N/A             CUSIP:     T76434108
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statement at                          ISSUER          NO           N/A               N/A
31DEC 2008, any adjournment thereof

PROPOSAL #O.2: Appoint the regular Auditors and of                         ISSUER          NO           N/A               N/A
alternate Auditors, and the Board of Auditors
Chairman, and determination of the Board of Auditors
emoluments

PROPOSAL #E.1: Approve the reduction of revaluation                        ISSUER          NO           N/A               N/A
reserves to cover operating loss

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POHJOLA BANK PLC, HELSINKI
  TICKER:                N/A             CUSIP:     X5942F340
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons checking the                             ISSUER          NO           N/A               N/A
minuets and Supervising vote counting

PROPOSAL #4.: Legality of meeting                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording of those present and                               ISSUER          NO           N/A               N/A
confirmation of the list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements, the report by the Board of Directors and
the Auditors' report for 2008, President and Chief
Executive Officer's review

PROPOSAL #7.: Adopt the financial statements                               ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve to pay per-share dividend of                         ISSUER          YES          FOR               FOR
EUR 0.23 on Series A shares and EUR 0.20 on Series K
shares for the FYE on 31 DEC 2008, dividends will be
paid to shareholders who have been entered in the
Company's Shareholder Register, maintained by
Euroclear Finland Limited [formerly Finnish Central
Securities Depository Ltd], by the dividend record
date on 01 APR 2009; the dividend payment date be 09
APR 2009

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the President and Chief
Executive Officer from liability

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: approve the emoluments payable
 to the Board of Directors monthly Board emoluments
be as follows: EUR 7,000 payable to the Chairman, EUR
 5,000 payable to the Vice Chairman and EUR 4,000
payable to other Board Members, these monthly Board
emoluments are treated as pensionable salary, in
accordance with the proposal, in addition, the
proposed attendance allowance is EUR 500 per Board
meeting and Committee meeting, it is proposed that
daily allowances and compensation for travel expenses
 be payable in accordance with the Group's Travel
Expenses Regulations, the emoluments are equivalent
to those decided by the AGM in 2008

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: approve that the Board of
Directors comprise of 8 Members, currently the Board
of Directors has 8 Members

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: elect, in accordance with
their consent, Messrs. Merja Auvinen Managing
Director, Jukka Hienonen President and Chief
Executive Officer, Simo Kauppi Deputy Managing
Director, Professor Satu Lahteenmaki, Markku
Vesterinen President and Chief Executive Officer and
Tom von Weymarn as the Members of the Board of
Directors, the Board Members' term of Office
terminates upon the closing of the AGM following
their election; in addition, the Board of Directors
has a Chairman, Mr. Reijo Karhinen, Executive
Chairman of OP-Pohjola Group, who chairs the
Executive Board of the central institution of the
amalgamation of the cooperative banks as referred to
in Section 3 of the Act on Cooperative Banks and
Other Cooperative Credit Institutions, and a Vice
Chairman, Mr. Tony Vepsalainen, Vice Chairman of the
Executive Board of the Central Cooperative and
President, who acts as the Vice Chairman of said
central institution by virtue of Article 12 of the

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve to pay the Auditors'
remuneration based on a reasonable invoiced amount

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: elect, in accordance with its
consent, KPMG OY AB, a Firm of Authorized Public
Accountant, as the Company's Auditor, with the term
of office terminating upon the closing of the AGM

PROPOSAL #15.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
resolve on one or more share issues against payment
and/or on granting stock options or other special
rights as referred to in Chapter 10, Section 1 of the
 Finnish Companies Act [624/2006, as amended] On 12
FEB 2009, the Company announced its intention to
proceed with a rights offering of approximately EUR
300 million, which the Board of Directors aims to
execute during spring 2009, in view of market
conditions and within the scope of this authorization
 being proposed to the AGM, it is proposed that this
authorization be exercised for the purpose of
strengthening the Company's capital structure and for
 the Company to be able to pursue various business
opportunities; the total number of new Series A
shares and Series K shares to be subscribed in a
share issue and/or by virtue of stock options or
other special rights may not exceed 235,400,000 and
64,600,000, respectively; the authorization contain
the right of resolving on the terms and conditions of
 a share issue, Stock Options and special rights, and
 on matters relating to these measures, according to
the proposal, the Board of Directors also has the
right to determine whether the subscription price is
to be entered in full or in part in the Company's
reserve for invested non-restricted equity or share
capital; [Authority expires until the closing of the
following AGM]; in its authorization proposal, the
Board of Directors has taken account of the current
market conditions and may therefore decrease, where
necessary, before the AGM the proposed number of
shares to be issued pursuant to the authorization,
this enables the Board of Directors to monitor market
 conditions until the AGM and determine the size of
the proposed authorization based on the circumstances
 prevailing at the time of the AGM. Should the Board
of Directors revise its proposal, the revised
proposal will be published as a Company release
before the opening of the AGM, at the latest

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORSCHE AUTOMOBIL HLDG SE
  TICKER:                N/A             CUSIP:     D6240C122
  MEETING DATE:          1/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted financial                        ISSUER          NO           N/A               N/A
statements, the approved consolidated financial
statements and the combined management report for the
 Company and the group for the business year
2007/2008 [01 AUG 2007-31 JUL 2008] with the report
of the Supervisory Board

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,190,000,000 as follows:
 Payment of a dividend of EUR 2.694 per common share
Payment of a dividend of EUR 2.70 per preferred share
 EUR 1,718,025,000 shall be allocated to the revenue
reserve Ex-dividend and payable date: 02 FEB 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Wolfgang Porsche

PROPOSAL #5.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ulrich Lehner

PROPOSAL #5.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ferdinand K. Piech

PROPOSAL #5.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Hans Michel Piech

PROPOSAL #5.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Ferdinand Oliver Porsche

PROPOSAL #5.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Hans-Peter Porsche

PROPOSAL #6.: Resolution on the remuneration for                           ISSUER          NO           N/A               N/A
Members of the Supervisory Board a) aa) each member
of the Supervisory Board shall received a fixed
annual remuneration of EUR 25,000 in proportion to
the period from 13 NOV 2007 to 31 JUL 2008 and to the
 period from 01 AUG 2008 to 30 JAN 2009 bb) each
member of the Supervisory Board shall receive an
attendance fee of EUR 3,000 per Supervisory Board
meeting and per committee meeting; cc) each member of
 the Supervisory Board shall receive a profit-related
 remuneration of EUR 10 per every EUR 1,000,000 of
the Company's earnings before tax in excess of EUR
300,000,000:- for the 2007/2008 FY, proportionately
to the period from 13 NOV 2007 to 31 JUL 2008-for the
 3 FY preceding the 2007/2008 FY, proportionately to
the period from 13 NOV 2007 to 31 JUL 2008-for the
2008/2009 FY, proportionately to the period from 01
AUG 2008 to 30 JAN 2009-for the 3 FY preceding the
2008/2009 FY, proportionately to the period from 01
AUG 2008 to 30 JAN 2009 b) the Chairman shall receive
 twice, the Deputy Chairman one and a half times, the
 amount under a), aa) and cc)

PROPOSAL #7.: Amendments to Section 9(1) to (3) and                        ISSUER          NO           N/A               N/A
Section 18(2) of the Articles of Association, the
Board of Managing Directors and the works council
have agreed that employee representatives having
accepted their election shall be immediately admitted
 to the Supervisory Board; the approval by the
general meeting is no longer necessary, Section 18(2)
 shall be amended in respect of the right of
attendance and voting at shareholders, meetings being
 contingent upon shareholders registering with the
Company by the seventh day before the meeting, and
providing evidence of their shareholding as per the

PROPOSAL #8.: Appointment of Auditors for the                              ISSUER          NO           N/A               N/A
2008/2009 FY: Ernst + Young AG, Stuttgart

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORTUGAL TELECOM SGPS SA, LISBOA
  TICKER:                N/A             CUSIP:     X6769Q104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report, balance                       ISSUER          NO           N/A               N/A
sheet and accounts for the year 2008

PROPOSAL #2.: Receive the consolidated Management                          ISSUER          NO           N/A               N/A
report, balance sheet and accounts for the year 2008

PROPOSAL #3.: Approve the application of profits and                       ISSUER          NO           N/A               N/A
distribution of reserves

PROPOSAL #4.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
Company's Management and Supervision

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          NO           N/A               N/A
 PROPOSAL: amend the number 1 of Article 18 of the
Company's Articles of Association

PROPOSAL #6.: Elect the Members of the corporate                           ISSUER          NO           N/A               N/A
bodies and of the compensation committee for the
2009-2011 term of office

PROPOSAL #7.: Elect the Chartered Accountant,                              ISSUER          NO           N/A               N/A
effective and alternate, for the 2009-2011 term of
office

PROPOSAL #8.: Amend the number 4 of Article 13 of the                      ISSUER          NO           N/A               N/A
 Company's Article of Association

PROPOSAL #9.: Approve the acquisition and disposal of                      ISSUER          NO           N/A               N/A
 own shares

PROPOSAL #10.: Approve, pursuant to number 4 of                            ISSUER          NO           N/A               N/A
Article 8 of the Article of Association, on the
parameters applicable in the event of any issuance of
 bonds convertible into shares that may be resolved
upon by the Board of Directors

PROPOSAL #11.: Approve the suppression of the pre-                         ISSUER          NO           N/A               N/A
emptive right of shareholders in the subscription of
any issuance of convertible bonds as referred to
under Item 9 hereof as may be resolved upon by the
Board of Directors

PROPOSAL #12.: Approve to resolve the issuance of                          ISSUER          NO           N/A               N/A
bonds and other securities, of whatever nature, by
the Board of Directors, and notably on the fixing of
the value of such securities in accordance with
number 3 of Article 8 and Paragraph e) of number 1 of
 Article 15 of the Articles of Association

PROPOSAL #13.: Approve to resolve on the acquisition                       ISSUER          NO           N/A               N/A
and disposal of own bonds and other own securities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PPR SA, PARIS
  TICKER:                N/A             CUSIP:     F7440G127
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #o.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Director and
the Auditors, approve the Company's financial
statements for the YE 2008, as presented

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors; approve the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements as presented, showing: net earnings of EUR
 76,521,207.80 increased by the previous retained
earning of EUR 1,624,687,687.06 i.e a distributable
profit balance of EUR 1,701,208,894.96 and resolve to
 appropriate the distributable earnings as specified:
 to the legal reserve: EUR 0.00, to the dividends:
EUR 417,632,744.10, to the retained earnings: EUR
1,283,576,150.76; receive a net dividend of EUR 3.30
per share and will entitle to the 40% deduction
provided by the French General Tax Code, the dividend
 will be paid on 14 MAY 2009, the amount of the
unpaid dividend on shares held by the Company shall
be allocated to the retained earnings account as
required by Law, it is reminded that, for the last 3
financial years, the dividends paid, were as
specified: EUR 2.72, distributed in 2006 and entitled
 to the 40% deduction, EUR 3.00, distributed in 2007
and entitled to the 10% deduction EUR 3.45,
distributed in 2008 and entitled to the 40% deduction

PROPOSAL #O.4: Approve the award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 66,000.00 to the Directors

PROPOSAL #O.5: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions specified: maximum purchase
 price: EUR 125.00, maximum number of shares to be
acquired: 10% of the share capital, i.e. 12,655,537
shares, maximum funds invested in the share buybacks:
 EUR 1,581,942,125.00, the number of shares acquired
by the Company with a view to their retention or
their subsequent delivery in payment or exchange as
part of a merger, divestment or capital contribution
cannot exceed 5% of its capital, to take all
necessary measures and accomplish all necessary
formalities; [Authority expires after 18 month
period]; it supersedes the fraction unused of the
authorization granted by the shareholders meeting of

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
Article L.225-2 of the French Commercial Code, up too
 a maximum of 10% of the share capital over a 24
month period and to take all necessary measures and
accomplish all necessary formalities; [Authority is
given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital, by issuance with the
shareholder' preferred subscription rights
maintained, of shares and, or any securities giving
access to capital securities and, or securities
giving right to the allocation of debt securities;
the maximum nominal amount of capital increases to be
 carried out under this delegation of authority shall
 not exceed EUR 200,000.000.00 nominal amount of debt
 securities issued shall not exceed EUR
6,000,000,000.00 and to take all necessary measures
and accomplish all necessary formalities; [Authority
is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase on one or more occasions, in France or
abroad and, or upon the international market, by way
of a public offer or by an offer governed by Article
L.411-2 of the French monetary and financial market,
the share capital, by issuance, with cancellation of
the preferential subscription rights, of shares and,
or any securities giving access to capital securities
 and, or securities giving right to the allocation of
 debt securities; the maximum nominal amount of
capital increases to be carried our under this
delegation of authority shall not exceed EUR
200,000,000.00 the nominal amount of Debt Securities
issued shall not exceed 6,000,000,000.00 ; authorize
the Board of Directors to take all necessary measures
 and accomplish all necessary formalities; [Authority
 is given for a 26 month period]; it supercedes the
fraction unused of the authorization granted by the
shareholders' meeting of 14 MAY 2007

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions and at its sole discretion, by way of
capitalizing reserves, profits or issue premiums, by
issuing bonus shares or raising the par value off
existing shares, or by a combination of these
methods; the amount of capital increase which may be
carried accordingly with the present Resolution shall
 not exceed the overall amount of the sums which may
be capitalized and shall not exceed the overall
ceiling set fourth in Resolution 12; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
delegation is given of a 26 month period; it
supersedes the fraction unused of the delegation
grated by the shareholders' meeting of 14 MAY 2007

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
set for the issues carried out in accordance with
Resolution 8, the issue price of the shares or
securities giving access to the capital, accordingly
with the terms and conditions determined by the
shareholders' meeting, within the limit of 10% of the
 Company's share capital per year, in the framework
of a share capital increase by way of issuing shares
with cancellation of the preferential subscription
rights; this authorization is give for a 26-month

PROPOSAL #E.11: Authorize the Board of Director,                           ISSUER          YES        AGAINST           AGAINST
according with the delegation granted to it virtue
the of resolution 7, 8 and 10, to increase the number
 of securities to be issued in the event of a capital
 increase with or without preferential subscription
right of shareholders at the same price as the
initial issue, within 30 days of the closing of the
subscription period and within the limit governed by
the Article L 225 -135-1 and R 225-118 of the French
Commercial Code and within the limit set forth the
number of securities

PROPOSAL #E.12: Approve that, the overall nominal                          ISSUER          YES          FOR               FOR
amount pertaining to the capital increase to be
carried out with the use of the delegation given by
the resolutions 7, 8, 9, 10 and 11 shall not exceed
EUR 200,0000,000,00 the issues of debt securities to
be carried out with the use of the delegation given
by the resolution 7, 8, 9, 10 and 11 shall not exceed
 EUR 6,000,000,000,00

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital with cancellation of the
shareholders preferential subscription rights up to
10 % of the share capital [this ceiling of resolution
 12 of present shareholders, meeting in consideration
 for the contribution in kind granted to the Company
and comprised of capital securities or securities
giving access to share capital this authorizations
granted for a 26 month period the shareholders'
meeting delegates all powers to the Board of Director
 to takes all necessary measure and accomplish all
necessary formalities

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, by way of issuing shares or
other securities giving access to the capital, in
favour of employees and former employees of the
Company and related Companies or groups, who are
Members of a Company savings plan; authorization is
given for a nominal amount that shall not exceed EUR
5,062, 215.00; the total number of shares which may
be subscribed accordingly with the present resolution
 shall not exceed 1,265,553 shares; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; this
authorization is given for a 26-month period; it
supersedes the fraction unused of the authorization
granted by the shareholders' meeting of 14 MAY 2007

PROPOSAL #e.15: Amend Article 10 of the bylaws                             ISSUER          YES          FOR               FOR
related to the spreading renewal of the Directors

PROPOSAL #O.16: Appoint Mr. Pierre Bellon as the                           ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.17: Appoint Mr. Allan Chapin as the                            ISSUER          YES          FOR               FOR
Director for a 2-year period

PROPOSAL #O.18: Appoint Mr. Luca Cordero as the                            ISSUER          YES          FOR               FOR
Director for a 3-years period

PROPOSAL #O.19: Appoint Mr. Philippe Lagayette as the                      ISSUER          YES          FOR               FOR
 Director for a 3-years period

PROPOSAL #O.20: Appoint Mr. Francois-Henripinault as                       ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #O.21: Appoint Mrs. Patricia Barbizet as the                      ISSUER          YES          FOR               FOR
 Director for 4-years period

PROPOSAL #O.22: Appoint Mr. Baudouin Prot as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.23: Appoint Mr. Jean-Philippe Thierrry as                      ISSUER          YES        AGAINST           AGAINST
 the Director for 4-years period

PROPOSAL #O.24: Appoint Mr. Aditya Mittal as the                           ISSUER          YES          FOR               FOR
Director for 4-years period

PROPOSAL #O.25: Appoint Mr. Jean-Francois Palus as                         ISSUER          YES          FOR               FOR
the Director for 4-years period

PROPOSAL #E.26: Grant authority to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and so
 others formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROMISE CO.,LTD.
  TICKER:                N/A             CUSIP:     J64083108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Retirement Allowance for                             ISSUER          YES        AGAINST           AGAINST
Retiring Directors and Retiring Corporate Auditors,
and Payment of Accrued Benefits associated with
Abolition of Retirement Benefit System for Current
Corporate Officers

PROPOSAL #7.: Determination of Amount and Content of                       ISSUER          YES        AGAINST           AGAINST
Stock Compensation-Type Stock Options for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROMOTORA DE INFORMACIONES SA
  TICKER:                N/A             CUSIP:     E8183K102
  MEETING DATE:          12/5/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Ratify the appointment of Mr. Alfonso                       ISSUER          YES        AGAINST           AGAINST
Lopez Casas as a Director

PROPOSAL #1.2: Any other appointment proposals or                          ISSUER          YES        AGAINST           AGAINST
modification of number of Directors

PROPOSAL #2.: Authorize the Board to increase share                        ISSUER          YES          FOR               FOR
capital if needed

PROPOSAL #3.: Authorize the Board to issue bonds,                          ISSUER          YES          FOR               FOR
warrants and participations

PROPOSAL #4.1: Approve the merger project                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Approve the merger balance                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Approve to agree the merger by                              ISSUER          YES          FOR               FOR
absorption

PROPOSAL #4.4: Approve to modify the Bylaw 2                               ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Approve to modify the Bylaw 6                               ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Approve to delegate the powers for the                      ISSUER          YES          FOR               FOR
 implementation of the merger

PROPOSAL #5.: Approve to modify the agreement adopted                      ISSUER          YES          FOR               FOR
 in general meeting of 13 MAR 2008 regarding the
remuneration plan for the Directors

PROPOSAL #6.: Authorize the Board to execute the                           ISSUER          YES          FOR               FOR
adopted agreements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRUDENTIAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G72899100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' Report and the                        ISSUER          YES          FOR               FOR
Financial Statements

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Elect MR. H. M. McGrath as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr.  M. E. Tucker as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. M. G. A. McLintock as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. N. E. T. Prettejohn as a                        ISSUER          YES          FOR               FOR
director

PROPOSAL #7.: Re-appoint KPMG Audit Plc as Auditor                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the amount of the Auditors remuneration

PROPOSAL #9.: Declare a final dividend of 12.91 pence                      ISSUER          YES          FOR               FOR
 per ordinary share of the Company

PROPOSAL #10.: Approve the renewal of authority to                         ISSUER          YES          FOR               FOR
allot ordinary shares

PROPOSAL #11.: Approve the additional authority to                         ISSUER          YES          FOR               FOR
allot ordinary shares for rights issues

PROPOSAL #12.: Approve the renewal of authority to                         ISSUER          YES          FOR               FOR
allot preference

PROPOSAL #S.13: Approve the renewal of authority for                       ISSUER          YES          FOR               FOR
disapplication of pre-emption rights

PROPOSAL #S.14: Approve the renewal of authority for                       ISSUER          YES          FOR               FOR
purchase of own shares

PROPOSAL #S.15: Amendments the Articles of                                 ISSUER          YES          FOR               FOR
Association Companies Act 2006

PROPOSAL #S.16: Approve the notice for general meeting                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRYSMIAN SPA
  TICKER:                N/A             CUSIP:     T7630L105
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, destination of profits proposal, the Board
of Directors and the Auditors and the Independent
Auditors report, any adjournment thereof

PROPOSAL #2.: Approve the integration of the Board of                      ISSUER          NO           N/A               N/A
 Auditors

PROPOSAL #3.: Authorize the buy back, cancellation of                      ISSUER          NO           N/A               N/A
 Resolution of OGM held on 15 APR 2008, any
adjournment thereof

PROPOSAL #4.: Approve the cancellation of the                              ISSUER          NO           N/A               N/A
Directors, and appointment and the emoluments of the
new Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLIC POWER CORP OF GREECE
  TICKER:                N/A             CUSIP:     X7023M103
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the new Board of Director Member,                      ISSUER          NO           N/A               N/A
 as a representative of the shareholders minority, in
 accordance to Law and Articles 20 Paragraph 1 and
10, Paragraph 5 of the Company Articles of
Association, due to the resignation of the previous

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLIC POWER CORP OF GREECE
  TICKER:                N/A             CUSIP:     X7023M103
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's and the                                ISSUER          NO           N/A               N/A
consolidated financial statements for 2008

PROPOSAL #2.: Approve the non-distribution of                              ISSUER          NO           N/A               N/A
dividend for 2008

PROPOSAL #3.: Approve to release of the Members of                         ISSUER          NO           N/A               N/A
the Board of Directors and of the Chartered
Accountants from any responsibility for compensation
concerning the fiscal year from 01 JAN 2008 to 31 DEC
 2008 pursuant to Article 35 of codified law 2190.1920

PROPOSAL #4.: Approve the validation of the election                       ISSUER          NO           N/A               N/A
of new Board Members and their status

PROPOSAL #5.: Amend the Articles 10, 11, 12, 18, 20,                       ISSUER          NO           N/A               N/A
21, 23, 24, 25, 26, 30, 31, 32  , 34, 35, 36 and
abolition of chapter g - Article 37 of the Articles
of Incorporation

PROPOSAL #6.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
salaries and benefits for 2008 and pre-approval of

PROPOSAL #7.: Appoint the Chartered Accountants for                        ISSUER          NO           N/A               N/A
the fiscal year from 01 JAN 2009 to 31 DEC 2009
pursuant to Articles 31 and 32 of the Articles of
incorporation of the Company and approval of the
Chartered Accountants remuneration for the above
mentioned fiscal  year

PROPOSAL #8.: Announcements and other issues                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUBLICIS GROUPE SA, PARIS
  TICKER:                N/A             CUSIP:     F7607Z165
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and determination of dividends

PROPOSAL #O.4: Grant discharge to the Board of                             ISSUER          YES          FOR               FOR
Directors

PROPOSAL #O.5: Grant discharge to the Supervisory                          ISSUER          YES          FOR               FOR
Members

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-86 of the Commercial Code

PROPOSAL #O.7: Ratify the appointment of Mr. Tadashi                       ISSUER          YES        AGAINST           AGAINST
Ishii as a new Supervisory Member

PROPOSAL #O.8: Grant authority to the general                              ISSUER          YES        AGAINST           AGAINST
assembly for the Board of Directors to allow the
Company to operate on its own shares

PROPOSAL #E.9: Grant authority to the General                              ISSUER          YES          FOR               FOR
Assembly for the Board of Directors to reduce the
capital by cancellation of own shares

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with maintenance of
preferential subscription rights, of shares or
securities giving access or possibly giving access to
 capital or giving right to the allocation of debt
securities

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, without preferential
subscription rights, of shares or securities giving
access or possibly giving access to capital or giving
 right to the allocation of debt securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
proceed with the issue, without preferential
subscription rights, shares or equity securities, the
 limit of 10% with the faculty of setting the issue
price

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide to increase the capital by
capitalization of reserves, profits, premiums or
others whose capitalization is statutorily and
legally possible

PROPOSAL #E.14: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue of shares or various
securities in case of public offer initiated by the
Company

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed with the issue of shares or various
securities to pay contributions in kind to the
Company with in the limit of 10% of the share capital

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of shares or securities to be
issued in case of capital increase with or without
preferential subscription rights of shareholders
within the limit of 15% of the initial issue

PROPOSAL #E.17: Authorize the granted by the General                       ISSUER          YES          FOR               FOR
Assembly for the Board of Directors to increase the
share capital by issuing equity securities or
securities giving access to the Company's capital,
with cancellation of preferential subscription
rights, for the benefit of members of a Company

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, with cancellation of
preferential subscription rights of shareholders, for
 the benefit of certain categories of beneficiaries

PROPOSAL #E.19: Approve the overall cap of capital                         ISSUER          YES          FOR               FOR
increases carried out pursuant to the authorizations
and delegations given to the Board of Directors

PROPOSAL #E.20: Approve the faculty to use the                             ISSUER          YES        AGAINST           AGAINST
authorizations and delegations given by the assembly
in case of public offer for the Company

PROPOSAL #OE.21: Grant power                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PUMA AG RUDOLF DASSLER SPORT
  TICKER:                N/A             CUSIP:     D62318148
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report

PROPOSAL #2.: Appropriation of the balance sheet                           ISSUER          NO           N/A               N/A
profit [dividend payment]

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Authorization to acquire and                                 ISSUER          NO           N/A               N/A
appropriate treasury shares under revocation of the
existing authorization

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QANTAS AIRWAYS LTD
  TICKER:                N/A             CUSIP:     Q77974105
  MEETING DATE:          11/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Directors' report and the Independent Audit report of
 Qantas Airways Limited for the FYE 30 JUN 2008

PROPOSAL #2.1: Elect Mr. Alan Joyce as an Executive                        ISSUER          YES          FOR               FOR
Director of Qantas Airways Limited, pursuant to
Clause 6.5(a) of the Constitution, who retires in
accordance with the Constitution

PROPOSAL #2.2: Elect Mr. Colin Storrie as an                               ISSUER          YES          FOR               FOR
Executive Director of Qantas Airways Limited,
pursuant to Clause 6.5(a) of the Constitution, who
retires in accordance with the Constitution

PROPOSAL #2.3: Elect Mr. Richard Goodmanson as a Non-                      ISSUER          YES          FOR               FOR
executive Director of Qantas Airways Limited,
pursuant to Clause 6.5(a) of the Constitution, who
retires in accordance with the Constitution

PROPOSAL #2.4: Elect Mr. Paul Rayner as a Non-                             ISSUER          YES          FOR               FOR
executive Director of Qantas Airways Limited,
pursuant to Clause 6.5(a) of the Constitution, who
retires in accordance with the Constitution

PROPOSAL #2.5: Elect Mr. Barbara Ward as a Non-                            ISSUER          YES        AGAINST           AGAINST
executive Director of Qantas Airways Limited,
pursuant to Clause 6.5(a) of the Constitution, who
retires in accordance with the Constitution

PROPOSAL #2.6: Re-elect Mr. Patricia Cross as a Non-                       ISSUER          YES          FOR               FOR
executive Director of Qantas Airways Limited, who
retires in accordance with the Constitution

PROPOSAL #2.7: Re-elect Mr. John Schubert as a Non-                        ISSUER          YES          FOR               FOR
executive Director of Qantas Airways Limited, who
retires in accordance with the Constitution

PROPOSAL #3.1: Approve to participate Mr. Alan Joyce,                      ISSUER          YES          FOR               FOR
 the Chief Executive Officer Designate, in the Qantas
 Deferred Share Plan as is contemplated as specified

PROPOSAL #3.2: Approve to participate Mr. Colin                            ISSUER          YES          FOR               FOR
Storrie, the Chief Financial Officer, in the Qantas
Deferred Share Plan as is contemplated as specified

PROPOSAL #4.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
YE 30 JUN 2008 [as specified in the Directors' report]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QBE INSURANCE GROUP LTD
  TICKER:                N/A             CUSIP:     Q78063114
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial reports and the                        ISSUER          NO           N/A               N/A
reports of the Directors and the Auditors of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Adopt the remuneration report of the                         ISSUER          YES        AGAINST           AGAINST
Company for the FYE 31 DEC 2008

PROPOSAL #3.: Ratify the Company, for the purposes of                      ISSUER          YES          FOR               FOR
 ASX Listing Rule 7.4 and for all other purposes, the
 Company ratify the allotment and issue of 97,560,976
 shares [at an issue price of AUD 20.50 per share] on
 04 DEC 2008 to institutional investors

PROPOSAL #S.4: Approve to renews proportional                              ISSUER          YES          FOR               FOR
takeover approval provisions in the form as specefied
 in Clauses 117 to 119 of the Company's constitution,
 for the purposes of Section 648G of the Corporations

PROPOSAL #5.A: Re-elect Mr. E.J. Cloney as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with Clause 76 of the Company's

PROPOSAL #5.B: Re-elect Ms. I.F. Hudson as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with Clause 76 of the Company's

PROPOSAL #5.C: Re-elect Ms. B.J. Hutchinson as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Clause 76 of the Company's

PROPOSAL #5.D: Re-elect Ms. I.Y.L. Lee as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with Clause 76 of the Company's constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                Q-CELLS SE, BITTERFELD-WOLFEN
  TICKER:                N/A             CUSIP:     D6232R103
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Section 61 of the se-regulation and Sections 289(4)
and 315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 35,571,236.53 as follows:
 payment of a dividend of EUR 0.03 per preferred
share EUR 34,714,518.01 shall be allocated to the
other revenue reserves ex-dividend and payable date:
19 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors: I. for the                      ISSUER          NO           N/A               N/A
 2009 FY: KPMG AG, Leipzig; II. for the interim
report and the review of the interim half-year
financial statements: KPMG AG, Leipzig

PROPOSAL #6.: Resolution on the revision of the stock                      ISSUER          NO           N/A               N/A
 option program 2007 as per item 7 on the agenda of
the general meeting of 14 JUN 2007 and item 8 of the
general meeting of 26 JUN 2008, in respect of the
terms of exercise, the related revision of t he
contingent capital 2007/I, and the correspondent
amendment to the Articles of Association

PROPOSAL #7.: Renewal of the authorization to issue                        ISSUER          NO           N/A               N/A
warrant and/or convertible bonds in connection with
the implementation of the Shareholders Rights Act
[ARUG], the related revision of the contingent
capital 2006/1, and the correspondence amendments to
the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
5,000,000,000, conferring a conversion or option
right for new ordinary shares of the Company, on or
before 31 MAY 2014; shareholders subscription rights
shall be excluded for the issue of bonds at a price
not materially below their theoretical market value,
for residual amounts, and for the granting of
subscription rights to the holders of previously
issued bonds; the share capital shall be increased
accordingly by up to EUR 43,621,323 through the issue
 of up to 43,621,323 new ordinary shares, insofar as
conversion or option rights are exercised [contingent
 capital 2006/1]; the Articles of Association shall

PROPOSAL #8.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Marcel Brenninkmeijer

PROPOSAL #8.B: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Joerg Menno Harms

PROPOSAL #8.C: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Richard Kauffman

PROPOSAL #8.D: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Andrew Lee

PROPOSAL #8.E: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Christian Reitberger

PROPOSAL #8.F: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Frauke Vogler

PROPOSAL #9.: Resolution on the remuneration for the                       ISSUER          NO           N/A               N/A
first Supervisory Board of the Company as an European
 Company [SE]: 1) the Members of the Supervisory
Board shall receive a) a fixed annual remuneration of
 EUR 25,000 b) a variable, profit-related annual
remuneration of EUR 200 per million with an upper
limit of EUR 25,000; 2) the Chairman of the
Supervisory Board shall receive twice the amount, the
 Deputy Chairman shall receive 1 and a half times the
 amount as per 9.1, each Member of a Committee shall
receive an extra remuneration of 25%, each Chairman
of a Committee an extra remuneration of 50% of the
remuneration as per 9.1., this does not apply to the
nomination committee; the total annual remuneration
shall not exceed twice the amount, or, in the case of
 the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board
shall be granted an asset-liability insurance; 4) the
 Company shall reimburse expenses by Members of the
Supervisory Board, the remuneration shall be granted
proportionately for the period from 23 OCT 2008 to 31
 DEC 2008, and the period from 01 JAN 2009 to 18 JUN
2009

PROPOSAL #10.: Renewal of the authorization to                             ISSUER          NO           N/A               N/A
acquire own shares the Company shall be authorized to
 acquire own ordinary shares of up to 10% of its
share capital, at a price neither more than 5% above
the market price nor below EUR 0.01, on or before 30
NOV 2010, the Board of Managing Directors shall be
authorized to use the shares for acquisition purposes
 or within the scope of one of its stock option
programs, and to dispose of the shares in a manner
other than the stock exchange or a rights offering if
 they are sold at a price not materially below their

PROPOSAL #11.: Amendment to Section 20(3) of the                           ISSUER          NO           N/A               N/A
Articles of Association in connection with the
Shareholders Rights Act [ARUG], in respect of the
Board of Managing Directors being authorized to allow
 the audio visual transmission of shareholders
meetings, especially via the internet the Board of
Managing Directors shall enter the amendment into the
 commercial register only if and when the respective
provision of the ARUG comes into effect a shareholder
 has put forth the following additional item for
resolution

PROPOSAL #12.: Resolution on the revocation of the                         ISSUER          NO           N/A               N/A
existing authorized capital, the creation of a new
authorized capital, and the correspondence amendment
to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board to increase the Company's share
 capital by up to EUR 54,526,653 through the issue of
 up to 54,526,653 new no-par shares against payment
in cash and/or kind, on or before 31 MAY 2014; the
Board of Managing Directors shall be authorized, with
 the consent of the Supervisory Board, to exclude
shareholders subscription rights for a capital
increase against payment in kind, especially in
connection with mergers and acquisitions, residual
amounts or a capital increase against payment in cash
 of the shares are sold at a price not materially
below the market price of the shares, and to use the
shares as employee shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QIAGEN NV
  TICKER:                N/A             CUSIP:     N72482107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To Managing Board report for the YE 31                       ISSUER          NO           N/A               N/A
DEC 2008

PROPOSAL #3.: To Supervisory Board report on the                           ISSUER          NO           N/A               N/A
Company's annual accounts [the 'annual accounts'] for
 FY 2008

PROPOSAL #4.: Adopt the annual accounts for FY 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: To reservation and dividend policy                           ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the performance of the Managing                      ISSUER          YES          FOR               FOR
 Board during FY 2008, including a discharge from
liability with respect to the exercise of their
duties during FY 2008

PROPOSAL #7.: Approve the performance of the                               ISSUER          YES          FOR               FOR
Supervisory Board during FY 2008, including a
discharge from liability with respect to the exercise
 of their duties during FY 2008

PROPOSAL #8.A: Re-appoint Prof. Dr. Detlev Riesner as                      ISSUER          YES          FOR               FOR
 a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #8.B: Re-appoint Dr. Werner Brandt as a                           ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.C: Re-appoint Dr. Metin Colpan as a                            ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.D: Re-appoint Mr. Erik Hornnaess as a                          ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.E: Re-appoint Prof. Dr. Manfred Karobath                       ISSUER          YES          FOR               FOR
as a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #8.F: Re-appoint Mr. Heino von Prondzynski                        ISSUER          YES          FOR               FOR
as a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #9.A: Re-appoint Mr. Peer Schatz as a                             ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.B: Re-appoint Mr. Roland Sackers as a                          ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.C: Re-appoint Dr. Joachim Schorr as a                          ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.D: Re-appoint Mr. Bernd Uder as a                              ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #10.: Re-appoint Ernst & Young Accountants                        ISSUER          YES          FOR               FOR
as the Auditors of the Company for the FYE 31 DEC 2009

PROPOSAL #11.: Authorize the Managing Board, until 24                      ISSUER          YES          FOR               FOR
 DEC 2010, to acquire shares in the Company's own
share capital

PROPOSAL #12.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAIFFEISEN INTERNATIONAL BANK-HOLDING AG, WIEN
  TICKER:                N/A             CUSIP:     A7111G104
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements and the                       ISSUER          NO           N/A               N/A
Management report and of the consolidated financial
statements and the group Management report as at 31
DEC 2008, as well as of the report of the Supervisory
 Board on the 2008 business year

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
balance sheet profit shown as at 31 DEC 2008

PROPOSAL #3.: Approve the acts of the Members of the                       ISSUER          NO           N/A               N/A
Managing Board during the 2008 business year

PROPOSAL #4.: Approve the acts of the Members of the                       ISSUER          NO           N/A               N/A
Supervisory Board during the 2008 business year

PROPOSAL #5.: Approve to establish the remuneration                        ISSUER          NO           N/A               N/A
of the Members of the Supervisory Board for the 2008
business year

PROPOSAL #6.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #7.: Elect the Auditor for the financial                          ISSUER          NO           N/A               N/A
statements and approve the consolidated financial
statements for the 2009 business year

PROPOSAL #8.: Authorize the Managing Board pursuant                        ISSUER          NO           N/A               N/A
to Article 174 of the Austrian Joint Stock Companies
act to issue with the approval of the Supervisory
Board, participation rights, also in several
tranches, within 5 years as of the date of the
resolution, for a maximum total amount of EUR
2,000,000,000.00 and approve to determine the terms
and conditions, the subscription right of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAKUTEN,INC.
  TICKER:                N/A             CUSIP:     J64264104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plans, Authorize Use of Stock Options. and
Authorize Use of Compensation-based Stock Options for
 Directors and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RANDSTAD HLDG NV
  TICKER:                N/A             CUSIP:     N7291Y137
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To the report of the Managing Board on                       ISSUER          NO           N/A               N/A
the FY

PROPOSAL #3.A: Approve the annual accounts on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #3.B: To the explanation on the Dividends                         ISSUER          NO           N/A               N/A
and reservation policy

PROPOSAL #3.C: Approve as a precautionary measure to                       ISSUER          NO           N/A               N/A
further strengthen the balance sheet, no ordinary
dividend is paid for 2008.

PROPOSAL #4.A: Grant discharge to Managing Director's                      ISSUER          NO           N/A               N/A

PROPOSAL #4.B: Grant discharge to Supervisory                              ISSUER          NO           N/A               N/A
Director's

PROPOSAL #5.: Re-appoint Mr. A.H.J. Risseeuw as a                          ISSUER          NO           N/A               N/A
Director of Foundation preference shares Randstad
Holding

PROPOSAL #6.: Adopt the remuneration policy of                             ISSUER          NO           N/A               N/A
Managing Board

PROPOSAL #7.A: Approve to extend the authority of the                      ISSUER          NO           N/A               N/A
 Management Board to issue shares

PROPOSAL #7.B: Approve the Managing Board is                               ISSUER          NO           N/A               N/A
authorized under approval of the Supervisory Board as
 the sole body to limit or exclude the pre emptive
right on new issued shares in the Company

PROPOSAL #8.: Approve the general meeting assigns                          ISSUER          NO           N/A               N/A
PricewaterhouseCoopers as the Auditors responsible
for auditing the financial accounts for the years
2009 and 2010

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RAUTARUUKKI OY, HELSINKI
  TICKER:                N/A             CUSIP:     X72559101
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording attendance at the meeting and                      ISSUER          NO           N/A               N/A
 adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements, report of the Board of Directors and the
Auditor's report for 2008, and the statement by the
Supervisory Board, presentation of the CEO's review

PROPOSAL #7.: Adopt the parent Company and                                 ISSUER          YES          FOR               FOR
consolidated financial statements

PROPOSAL #8.: Approve the actions on profit or loss,                       ISSUER          YES          FOR               FOR
to pay a dividend of EUR 1.35 per share

PROPOSAL #9.: Grant discharge from liability of the                        ISSUER          YES          FOR               FOR
Members of the Supervisory Board, the Members of the
Board of Directors and the CEO

PROPOSAL #10.: Approve the fees of the Board of                            ISSUER          YES          FOR               FOR
Directors remain unchanged, the Chairman of the Board
 receives a fee of EUR 5,600 per month, the Deputy
Chairman EUR 3,500 per month and the Members EUR
2,700 per month together with an attendance fee of
EUR 600 for Board of Directors' Committee meetings
and Supervisory Board meetings, travel costs are
indemnified according to the Company's travel rules

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors remain unchanged at 7

PROPOSAL #12.: Re-elect Messrs. Maarit Aarni- Sirvio,                      ISSUER          YES          FOR               FOR
 Reino Hanhinen, Christer Granskog, Pirkko Juntti,
Kalle J. Korhonen and Liisa Leino as Members of the
Board of Directors for a further term of office
lasting one year from the 2009 AGM to the close of
the 2010 AGM; Mr. Jukka Viinanen, as Chairman of the
Board since 2001, has announced that he is no longer
available when electing Board Members for the next
term of office, elect Mr. Hannu Ryopponen BA [Bus
Admin], [B. 1952] Deputy CEO, Stora Enso Corporation
to the Board of Directors as a New Member and Mr.
Reino Hanhinen as the Chairman of the Board of
Directors and Mr. Christer Granskog as Deputy Chairman

PROPOSAL #13.: Approve the fees of the Chairman,                           ISSUER          YES          FOR               FOR
Deputy Chairman and the Members of the Supervisory
Board

PROPOSAL #14.: Approve the number of Member of the                         ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #15.: Elect Chairman, Deputy Chairman and                         ISSUER          YES          FOR               FOR
the Members of the Supervisory Board

PROPOSAL #16.: Approve that the Auditor will be paid                       ISSUER          YES        AGAINST           AGAINST
a fee based on invoice approved by the Company

PROPOSAL #17.: Re-elect Audit Firm KPMG Oy AB as the                       ISSUER          YES          FOR               FOR
Company's Auditor

PROPOSAL #18.: Amend the Articles 4 and 11 of the                          ISSUER          YES          FOR               FOR
Company's Articles of Association as specified

PROPOSAL #19.: Authorize the Board, to acquire a                           ISSUER          YES          FOR               FOR
maximum of 12,000,000 of the Company's own shares,
using the Company's unrestricted equity, at fair
value at the date of acquisition, which shall be the
prevailing market price in public trading on NASDAQ
OMX Helsinki, the proposed authority supersedes the
authority to acquire 12,000,000 shares granted by the
 AGM of 02 APR 2008 and which now expires, the
authorization is valid for 18 months from the date of
 the decision of AGM

PROPOSAL #20.: Authorize the Board, to decide on a                         ISSUER          YES          FOR               FOR
share issue that includes the right to issue new
shares or to transfer treasury shares held by the
Company, it is proposed that the authority apply to a
 maximum of 15,000,000 shares in total, the Board of
Directors shall have the right to decide who the
shares are issued to or, in disapplication of the
pre-emption rights of existing shareholders, by
private placement if there is an important financial
reason for doing so under the Limited Liability
Companies Act, the authority shall also include the
right to decide on a bonus issue if there is a
particularly weighty financial reason to do so from
the Company's point of view and taking into account
the interests of all shareholders, [Authority is
valid until the close of the 2011 AGM]

PROPOSAL #21.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: Approve to prepare proposals
for the AGM regarding the composition of the Board of
 Directors and the Directors' fees, the Committee is
to comprise a representative from each of the three
largest shareholders, the Chairman of the Board of
Directors, who is elected to the Committee as an
expert Member, together with one Member of the Board
of Directors appointed by the Members and who shall
be independent of the Company's major shareholders,
the right to elect Members to the Nomination
Committee to represent shareholders is vested in the
three shareholders having the largest share of the
votes conveyed by all the Company's shares as at 02
November preceding the AGM, the Chairman of the Board
 of Directors convenes the Nomination Committee,
which elects a Chairman from among its Members, the
Nomination Committee will present its proposal to the
 Company's Board of Directors by no later than 01
February preceding the AGM

PROPOSAL #22.: Other possible proposals to the meeting                     ISSUER          YES          FOR               FOR

PROPOSAL #23.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RECKITT BENCKISER GROUP PLC
  TICKER:                N/A             CUSIP:     G74079107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and the financial                      ISSUER          YES          FOR               FOR
 statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Adrian Bellamy [Member of                       ISSUER          YES          FOR               FOR
the remuneration committee] as a Director

PROPOSAL #5.: Re-elect Dr. Peter Harf as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Andre Lacroix [Member of                           ISSUER          YES          FOR               FOR
Audit Committee] as a Director

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #9.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with the pre-emptive rights
up to aggregate nominal amount of GBP 23,662,000

PROPOSAL #S.10: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
passing of Resolution 9, to issue of equity or
equity-linked securities without the pre-emptive
rights up to aggregate nominal amount of GBP 3,611,000

PROPOSAL #S.10: Grant authority to market purchase                         ISSUER          YES          FOR               FOR
72,000,000 ordinary shares

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RED ELECTRICA CORPORACION, SA, ALCOBANDAS
  TICKER:                N/A             CUSIP:     E42807102
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the financial statements                         ISSUER          YES          FOR               FOR
and the management report of Red Electrica
Corporacion, S.A. for the fiscal year closed 31

PROPOSAL #2.: Approval of the consolidated financial                       ISSUER          YES          FOR               FOR
statements and the management report for the
consolidated group of Red Electrica Corporacion, S.A.
 for the fiscal year closed 31 December 2008.

PROPOSAL #3.: Approval of the proposed allocation of                       ISSUER          YES          FOR               FOR
profits of Red Electrica Corporacion S.A. and
distribution of the dividend for the fiscal year
closed 31 December 2008.

PROPOSAL #4.: Approval of the management performance                       ISSUER          YES          FOR               FOR
of the Board of Directors of Red Electrica
Corporacion, S.A. during the 2008 fiscal year.

PROPOSAL #5.1: Re-election of Mr. Luis M Atienza                           ISSUER          YES          FOR               FOR
Serna as an inside director.

PROPOSAL #5.2: Re-election of Ms. M de los Angeles                         ISSUER          YES          FOR               FOR
Amador Millan as an independent director.

PROPOSAL #5.3: Re-election of Mr. Rafael Sunol Trepat                      ISSUER          YES          FOR               FOR
 as a proprietary director.

PROPOSAL #6.: Re-election of auditors for the parent                       ISSUER          YES          FOR               FOR
company and consolidated group.

PROPOSAL #7.: Delegation of authority to the Board of                      ISSUER          YES          FOR               FOR
 Directors to issue and exchange negotiable fixed
income securities and preferred interests and, if
applicable, apply for listing, continued listing and
delisting thereof on organised secondary markets.

PROPOSAL #8.1: Authorisation for market acquisition                        ISSUER          YES          FOR               FOR
of treasury shares on the legally contemplated terms
and, if applicable, for their direct delivery to
employees and inside directors of the company and
those of the companies in its in its consolidated
group, as compensation.

PROPOSAL #8.2: Authorisation of their delivery as                          ISSUER          YES          FOR               FOR
compensation to members of management and inside
directors of the company and those of the companies
in its consolidated group.

PROPOSAL #8.3: Revocation of prior authorisations.                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Report on the compensation policy for                        ISSUER          YES          FOR               FOR
the Board of Directors of Red Electrica Corporacion,
S.A. and ratification of the board resolutions fixing
 its compensation for the 2008 fiscal year.

PROPOSAL #10.: Delegation for full implementation of                       ISSUER          YES          FOR               FOR
resolutions adopted at the General Shareholders
Meeting.

PROPOSAL #11.: Report to the General Shareholders                          ISSUER          NO           N/A               N/A
Meeting on the annual corporate governance report of
Red Electrica Corporacion S.A. for the 2008 fiscal
year.

PROPOSAL #12.: Report to the General Shareholders                          ISSUER          NO           N/A               N/A
Meeting on items contained in the Management report
related to article 116 bis of the Securities Market
Act.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER NV
  TICKER:                N/A             CUSIP:     N73430113
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To the annual report of the Executive                        ISSUER          NO           N/A               N/A
Board and the Supervisory Board

PROPOSAL #3.: Adopt the 2008 annual financial                              ISSUER          YES          FOR               FOR
statements

PROPOSAL #4.A: Approve release from liability of the                       ISSUER          YES          FOR               FOR
Members of the Executive Board, in accordance with
Article 31 under 2 of the Articles of Association,
requested to release the Members of the Executive
Board from liability for their Management insofar as
such Management is apparent from the financial
statements

PROPOSAL #4.B: Approve the release from liability, in                      ISSUER          YES          FOR               FOR
 accordance with Article 31 under 2 of the Articles
of Association, requested to release the Members of
the Supervisory Board from liability for their
supervision insofar as such supervision is apparent
from the financial statements

PROPOSAL #5.: Adopt the 2008 annual financial                              ISSUER          YES          FOR               FOR
statements by the General Meeting of Shareholders and
 in accordance with Article 33 under 1 of the
Articles of Association, the combined Board
recommends a final dividend of EUR 0.290 per ordinary
 share of EUR 0.07 nominal value, taking into account
 the EUR 0.114 interim dividend per ordinary share
that was paid on 29 AUG 2008, this means that the
2008 total dividend per ordinary share amounts to EUR
 0.404, the final dividend will be payable on 22 MAY
2009 and the ordinary shares will trade ex(final)
dividend from 24 APR 2009

PROPOSAL #6.: Re-appoint Deloitte Accountants B.V as                       ISSUER          YES          FOR               FOR
the External Auditors in accordance with Article 30
under 6 of the Articles of Association, conduct the
audit of the financial statements the Audit Committee
 has conducted a formal review of the performance of
the External Auditors and the effectiveness of the
audit. Based on this review, and on their subsequent
observations on the planning and execution of the
External Audit for the FYE on 31 DEC 2008, until the
AGM of Shareholders in 2010, the Supervisory Board
follows this recommendation with the support of the
Executive Board, the terms and conditions applicable
to this re-appointment will be determined by the
Supervisory Board, reference is made to the Audit
Committee report on pages 81 and 82 of the annual
reports and financial statements 2008

PROPOSAL #7.A: Re-appoint the Mr. Lord Sharman as the                      ISSUER          YES          FOR               FOR
 Supervisory Board

PROPOSAL #7.B: Re-appoint the Mr. David Reid as the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #7.C: Re-appoint the Mr. Mark Elliott as the                      ISSUER          YES          FOR               FOR
 Supervisory Board

PROPOSAL #7.D: Re-appoint the Mrs. Dien de Boer-Kruyt                      ISSUER          YES          FOR               FOR
 as the Supervisory Board

PROPOSAL #8.: Appoint Mr. Ian Smith as Member of the                       ISSUER          YES          FOR               FOR
Executive Board in accordance with Article 15 under 1
 of the Articles of Association and the Combined
Board has decided for the time being to fix the
number of Members of the Executive Board at 4 as

PROPOSAL #9.: Grant authority for the acquire shares                       ISSUER          YES          FOR               FOR
in the Company on 24 APR 2008 for a period up to and
including 30 SEP 2009 in accordance with Article 9 of
 the Articles of Association, to again grant the
Executive Board the authority to acquire own shares
of the Company through stock exchange trading or
otherwise, for a period of 18 months from the date of
 the AGM of Shareholders and therefore up to and
including 21 OCT 2010, to the maximum number of
shares mentioned in Article 9 under 2(b) of the
Articles of Association, for prices not below the
nominal value and not exceeding the higher of (a)
105% of the average market price of the Company's
ordinary shares on Euro next Amsterdam during the 5
trading days immediately preceding the date of the
re-purchase, (b) the price of the last independent
trade of an ordinary share of the Company on Euro
next Amsterdam or (c) the then current independent
bid for an ordinary share of the Company on Euro next
 Amsterdam, if the re-purchase concerns R shares, the
 price shall not be lower than the nominal value and
not higher than if calculated on the basis of the
price of the ordinary shares in which they can be

PROPOSAL #10.A: Grant authority to issue shares and                        ISSUER          YES          FOR               FOR
to grant rights the to acquire shares in the capital
of the Company pursuant to a resolution passed by the
 General Meeting of Shareholders on 24 April 2008, to
 issue shares and to grant rights to subscribe for
shares as referred to in Article 6 of the Articles of
 Association was extended for a period expiring on 30
 SEP 2009, to the General Meeting of Shareholders,
for a period of 18 months from the date of the AGM of
 Shareholders and therefore up to and including 21
OCT 2010, in accordance with and within the limits of
 Article 6.2 of the Articles of Association; to issue
 shares and grant rights to acquire shares in the
capital of the Company, provided this authority shall
 be limited to 10% of the issued and outstanding
share capital of the Company at close of trading on
Euro next Amsterdam on 22 APR 2009, plus an
additional 10% of the issued and outstanding share
capital of the Company as per the same date in
relation with mergers or acquisitions; furthermore
and without application of the 10% limitation, to
issue shares in the capital of the Company in so far
as this would be done to meet obligations resulting
from the exercise of rights to acquire shares under
approved (share) option schemes, shall be restricted
by the limitations provided in Article 6.2 of the

PROPOSAL #10.B: Grant authority to issue shares, and                       ISSUER          YES          FOR               FOR
to restrict preemptive rights, to limit or exclude
statutory pre-emptive rights to the issuance of
shares for a period of 18 months from the date of the
 AGM of Shareholders and therefore up to and
including 21 OCT 2010, in accordance with and within
the limits of Article 7.4 of the Articles of
Association, to limit or exclude the statutory pre-
emptive rights of shareholders at an issue of shares
or a grant of rights to acquire shares in the capital
 of the Company, which is resolved upon by the
Combined Board pursuant to Item 10a

PROPOSAL #11.: Other business                                              ISSUER          NO           N/A               N/A

PROPOSAL #12.: close the meeting                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER NV
  TICKER:                N/A             CUSIP:     N73430113
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint Mr. Anthony Habgood as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #3.: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REED ELSEVIER P L C
  TICKER:                N/A             CUSIP:     G74570121
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare final dividend                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Ian Smith as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Mark Elliott as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. David Reid as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Lord Sharman as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #11.: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.13: Grant authority to purchase own shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENAULT SA, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F77098105
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
omission of dividends

PROPOSAL #O.4: Approve the Auditors' Special Report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Reelect Ms. Dominique De La Garanderie                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #O.6: Elect Mr. Takeshi Isayama as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.7: Elect Mr. Alain J.P. Belda as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.8: Elect Mr. Philippe Chartier as a                            ISSUER          YES        AGAINST           AGAINST
Representative of Employee Shareholders to the Board

PROPOSAL #O.9: Elect Mr. Michel Sailly representative                      ISSUER          YES        AGAINST           AGAINST
 of employee shareholders to the Board

PROPOSAL #O.10: Approve the Auditor's report                               ISSUER          YES          FOR               FOR

PROPOSAL #O.11: Grant authority for the repurchase of                      ISSUER          YES        AGAINST           AGAINST
 up to 10% of issued share capital

PROPOSAL #E.12: Approve to reduce the share capital                        ISSUER          YES          FOR               FOR
via cancellation of repurchased shares

PROPOSAL #E.13: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.14: Grant authority for the issuance of                        ISSUER          YES        AGAINST           AGAINST
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 350
million

PROPOSAL #E.15: Approve to increase the authorize                          ISSUER          YES          FOR               FOR
capital increase of up to 10% of issued capital for
future acquisitions

PROPOSAL #E.16: Approve to set global limit for                            ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 500 Million

PROPOSAL #E.17: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 1 billion for
 bonus issue or increase in par value

PROPOSAL #E.18: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
2% of issued capital in Stock Option Plan

PROPOSAL #E.19: Grant authority for the use of up to                       ISSUER          YES          FOR               FOR
0.5% of issued capital in Restricted Stock Plan

PROPOSAL #E.20: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #O.21: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENEWABLE ENERGY CORPORATION AS, HOVIK
  TICKER:                N/A             CUSIP:     R7199U100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board and registration of attending

PROPOSAL #2.: Elect Mr. Thomas Aanmoen as the                              ISSUER          YES          FOR               FOR
Chairman of the meeting, Mr. Reidar Lund is elected
to co-sign the minutes with the Chairman

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the agenda

PROPOSAL #4.: Approve the remuneration for the period                      ISSUER          YES          FOR               FOR
 between 19 MAY 2008 to 19 MAY 2009 for the Chairman
of the Board, Board Members, Members of the Board
Committees and Members of the Nomination Committee is
 [all amounts in NOK] as specified

PROPOSAL #5.: Approve the Auditor's remuneration of                        ISSUER          YES          FOR               FOR
NOK 2,240,000 for the audit work with the annual
accounts of Renewable Energy Corporation ASA for the
accounting year of 2008

PROPOSAL #6.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 and the annual report from the Board for 2008 and
the profit for 2008 shall be distributed to other
equity and that dividend will not be paid for the FY

PROPOSAL #7.1: Approve the statement of the Board                          ISSUER          YES          FOR               FOR
regarding compensation to leading employees

PROPOSAL #7.2: Approve the statement of the Board                          ISSUER          YES          FOR               FOR
regarding the stock option program

PROPOSAL #8.: Amend the last sentence of Section 5 of                      ISSUER          YES          FOR               FOR
 the Articles of Association as follows: The Board
Members are elected for a period of one year at the
time

PROPOSAL #9.: Authorize the Board to increase the                          ISSUER          YES        AGAINST           AGAINST
share capital by up to NOK 49,000,000 in one or more
share issues for the purpose of ensuring that the
Company has sufficient financial flexibility with
respect to capital expenditure and related working
capital requirements and acquisitions; the authority
also includes capital increases in connection with
mergers; and to increase the share capital by maximum
 NOK 100,000,000 in one or more share issues for the
purpose of fulfilling the obligations of the Company
under the Share Purchase Program for the employees;
the subscription price and subscription terms shall
be decided by the Board in connection with each share
 issue, taking into consideration the Company's
requirements and the shares' market value at the
relevant time shares may be issued for contribution
in form of cash or by transfer of other assets
[contribution in kind]; existing shareholder's pre-
emptive rights to subscribe for Shares may be waived
by the Board upon exercise of these authorities;
these authorities replace all previous authorities to
 issue Shares; [Authority expires at the AGM in 2010,
 but in any case not later than 15 months from the
date of this General Meeting]; and to make necessary
changes to the Articles of Association upon exercise
of these authorities

PROPOSAL #10.: Authorize the Board to acquire shares                       ISSUER          YES          FOR               FOR
in Renewable Energy Corporation ASA, on behalf of the
 Company, for one or more of the following purposes:
in order to maximize the return for the shareholders;
 fulfillment of the Company's obligations under the
Share Purchase Program for the employees; in
connection with the Long Term Incentive Plan of the
Company [LTIP 2007]; the authority covers purchase of
 up to 10% of the face value of the share capital of
the Company, refer the Act Sections 9-2 and 9-3;
shares may be acquired at minimum NOK 10 per share
and maximum NOK 500 per share; the shares shall be
acquired and disposed of through ordinary purchase
and sale; [Authority is valid until the AGM in 2010
or until it is revoked by a general meeting
resolution passed with simple majority], the decision
 shall be notified to and registered by the Norwegian
 Registry of Business Entities prior to acquiring any
 shares pursuant to the authority

PROPOSAL #11.: Authorize the Board to raise one or                         ISSUER          YES          FOR               FOR
more loans where the Creditor is entitled to require
issue of shares in order to ensure that the Company
has sufficient financial flexibility with respect to
capital expenditures and related working capital
requirements and/or mergers and acquisitions; the
loans shall not exceed a total amount of NOK
49,000,000, and the share capital increase shall not
exceed NOK 49,000,000; the conditions for the loans
shall be determined by the Board at each subscription
 with regard to the need of the Company and the
market price of the shares at that time, existing
shareholders' pre-emptive rights to subscribe for
Shares may be waived by the Board upon exercise of
the authority; [Authority shall expire at the AGM in
2010 but in any event not later than 15 months from
the date of this general meeting]; and to make
necessary changes to the Articles of Association in
relation to execution of the authority

PROPOSAL #12.1: Elect Mr. Dag Opedal as a new Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #12.2: Elect Ms. Grace Skaugen as a new                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #12.3: Elect Mr. Hilde Myrberg as a new                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #12.4: Elect Mr. Odd Hansen as a new Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #13.1: Elect Mr. Torkild Nordberg [Committee                      ISSUER          YES          FOR               FOR
 Chair] as a Member of Nominating Committee

PROPOSAL #13.2: Elect Mr. Christian Berg as a Member                       ISSUER          YES          FOR               FOR
of Nominating Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RENEWABLE ENERGY CORPORATION AS, HOVIK
  TICKER:                N/A             CUSIP:     R7199U100
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board and registration of attending
shareholders and proxies

PROPOSAL #2.: Elect Mr. Thomas Aanmoen as a Chairman                       ISSUER          YES          FOR               FOR
of the meeting and at least 1 person to sign the
minutes together with the Chairman

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the agenda

PROPOSAL #4.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
with minimum NOK 40,000,000 and maximum NOK
400,000,000, from NOK 494,314,725 to minimum NOK
534,314,725 and maximum NOK 894,314,725, by issuance
of between 40,000,000 and 400,000,000 new shares of
nominal value NOK 1 each the final number of shares
to be issued shall be determined by the Board prior
to start of the subscription period; the Company's
shareholders as per 05 JUN 2009 shall have
preferential rights to subscribe for the new shares
Tradable subscription rights will be issued
Oversubscription and subscription without
subscription rights is permitted; the Company shall
issue a prospectus approved by Oslo Bors in
connection with the capital increase unless the Board
 decides otherwise, the prospectus shall not be
registered with or approved by any foreign
authorities other than Oslo Bors the new shares
cannot be subscribed for by investors in
jurisdictions in which it is not permitted to offer
new shares to the investors in question without the
registration or approval of the prospectus [unless
such registration or approval has taken place
pursuant to a resolution by the Board] with respect
to any shareholder not entitled to subscribe for new
shares due to limitations imposed by laws or
regulations of the jurisdiction where such
shareholder is a resident or citizen, the Company [or
 someone appointed by it] may sell such shareholder's
 subscription rights against transfer of the net
proceeds from such sale to the shareholder; the
allocation criteria shall apply as specified:
allocation will be made to subscribers in accordance
with held [granted or acquired) subscription rights
used to subscribe for new shares in the subscription
period each subscription right will give the right to
 subscribe for and be allocated one (1) New Share; If
 not all subscription rights are used in the
subscription period, subscribers having used their
subscription rights and who have over-subscribed will
 have the right to be allocated remaining new shares
on a pro rata basis in accordance with Section 10-4
of the Norwegian Public Companies Act in the event
that pro rata allocation is not possible due to the
number of remaining new shares, the Company will
determine the allocation by lot drawing; any
remaining new shares not allocated pursuant to the
criteria in items 4.1 and 4.2 above will be allocated
 to subscribers not holding subscription rights
allocation will be sought made pro rata based on the
relevant subscription amounts, provided such
allocations may be rounded down to the nearest round
lot, which is 200 Shares; any remaining New Shares
not allocated pursuant to the above allocation
criteria will be subscribed by and allocated to
members of the Underwriting Syndicate to the extent
these have not fulfilled their underwriting
obligations through subscription for shares in the
subscription period, based on and in accordance with
their respective underwriting obligations; the
subscription price in the rights issue shall be

PROPOSAL #5.: Authorize the Board to raise one or                          ISSUER          YES        AGAINST           AGAINST
more convertible loans or loans with warrants, CF the
 Public Limited Liability Companies Act section 11-1,
 in order to ensure financial flexibility, including
in connection with capital expenditures and/or
mergers and acquisitions the loans shall not exceed a
 total principal amount of NOK 6,000,000,000 the
share capital increase shall not exceed NOK
60,000,000 the conditions for the loans shall be
determined by the Board at each subscription with
regard to the need of the Company and the market
price of the shares at that time existing
shareholders' pre-emptive rights to subscribe for
shares may be waived by the Board upon exercise of
the authority this authority to raise a convertible
loan replaces the authority to raise a convertible
loan granted the Board at the General Meeting held on
 19 MAY 2009 [Authority shall expire at the AGM in
2010 but in any even not later than 15 months from
the date of this General Meeting]; to make necessary
changes to the Articles of Association upon

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES        AGAINST           AGAINST
share capital by maximum NOK 60,000,000 in one or
more share issues in order to improve the Company's
financial flexibility, including in connection with
capital expenditures and acquisitions the authority
also includes capital increases in connection with
mergers and share issues to employees the
subscription price and subscription terms shall be
decided by the Board in connection with each share
issue, taking into consideration the Company's
requirements and the shares' market value at the
relevant time shares may be issued for contribution
in form of cash or by transfer of other
assets[contribution in kind] existing shareholder's
pre-emptive rights to subscribe for shares may be
deviated from by the Board upon exercise of this
authorization this authority replaces the authority
given on 19 MAY 2009 to issue 49,000,000 shares to
ensure that the Company has sufficient financial
flexibility with respect to capital expenditure and
related working capital requirements and acquisitions
 [Authority expires at the AGM in 2010, but in any
case not later than 15 months from the date of this
General Meeting]; to make necessary changes to the
Articles of Association upon exercise of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REPSOL YPF S A
  TICKER:                N/A             CUSIP:     E8471S130
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, if appropriate, of the annual                       ISSUER          YES          FOR               FOR
financial statements and the Management report of
Repsol YPF, S.A., of the consolidated annual
financial statements and the consolidated Management
report, for the FYE 31 DEC 2008, of the proposal of
application of its earnings and of the Management by
the Board of Directors during said year

PROPOSAL #2.1: Re-elect Mr. Luis Suarez de Lezo                            ISSUER          YES          FOR               FOR
Mantilla as a Director

PROPOSAL #2.2: Appoint Mrs. Maria Isabel Gabarro                           ISSUER          YES          FOR               FOR
Miquel as a Director

PROPOSAL #3.: Appoint the Accounts Auditor of Repsol                       ISSUER          YES          FOR               FOR
YPF, S.A. and its Consolidated Group

PROPOSAL #4.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
express power of delegation, for the derivative
acquisition of shares of Repsol YPF, S.A., directly
or through controlled Companies, within a period of
18 months from the resolution of the shareholders
meeting, leaving without effect the authorization
granted by the Ordinary General Shareholders Meeting
held on 14 MAY 2008

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue debentures, bonds and any other fixed rate
securities of analogous nature, simples or
exchangeables by issued shares of other Companies, as
 well as promissory notes and preference shares, and
to guarantee the issue of securities by Companies
within the Group, leaving without effect, in the
portion not used, the eighth resolution of the
General Shareholders' Meeting held on 31 MAY 2005

PROPOSAL #6.: Approve the delegation of powers to                          ISSUER          YES          FOR               FOR
supplement, develop, execute, rectify and formalize
the resolutions adopted by the General Shareholders'
Meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RESONA HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J6448E106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to:  Reduce Authorized                        ISSUER          YES          FOR               FOR
Capital to 8,211,780,800 shs. due to the retirement
of Class Otsu Preferred Shares and Class Bo Preferred
 Shares, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations, Allow Board to Make Rules
Governing Exercise of Shareholders' Rights

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REXAM PLC, LONDON
  TICKER:                N/A             CUSIP:     G1274K113
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #2.: Receive the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the 2008 final dividend on the                       ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #4.: Elect Mr. John Langston as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Graham Chipchase as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Noreen Doyle as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Robbie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor and authorize the Directors to
determine its remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 150,000,000 to
GBP 750,000,000 by the creation of an additional
233,333,333 new ordinary shares of 64 2/7 pence each
ranking pari passu in all respects as one class of
shares with the existing ordinary shares of 64 2/4
pence each in the capital of the Company

PROPOSAL #10.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Article 6 of the Company's Articles of
Association, subject to the passing of Resolution 9,
to allot relevant securities: a) up to an aggregate
nominal amount of GBP 137,768,000; ii) up to an
additional aggregate nominal amount of GBP
137,768,000, in connection with a rights issue in
favor of ordinary shareholders; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
accordance with Article 7 of the Articles, to allot
equity securities for cash: i) up to an aggregate
nominal amount of GBP 20,665,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010];

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of  Article 11 and the 1985 Act, to make
market purchases [Section 163 of the 1985 Act] of
ordinary shares of 64 2/4 pence each in the capital
of the Company provided that: a) the maximum number
of ordinary shares purchased pursuant to this
authority is 64,290,000; b) the maximum price for any
 ordinary shares shall not be more than the higher of
 an amount equal to 105% of the average middle market
 quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days immediately preceding the day on
which that ordinary shares is purchased and the
amount stipulated by Article 5(1) of the Buy-back and
 stabilisation regulation 2003; [Authority expires
the earlier of the conclusion of the next AGM of the
Company in 2010or 01 JUL 2010]; the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #13.: Approve that the Rules of the Rexam                         ISSUER          YES          FOR               FOR
Long Term Incentive Plan 2009 [the 2009 LTIP], as
specified and authorize the Directors to: a) do all
such other acts and things necessary or expedient for
 the purposes of implementing and giving effect to
the 2009 LTIP; and; b) add appendices or  establish
further plans based on the 2009 LTIP but modified to
take account of local tax, exchange control or
securities law in jurisdiction outside the UK,
provided that any ordinary shares made available
under such further Plans are treated as counting
against the limits on individual and overall
participation in the 2009 LTIP

PROPOSAL #S.14: Approve that in accordance with the                        ISSUER          YES          FOR               FOR
Articles, a general meeting other than an AGM may be
called on not less than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RICOH COMPANY,LTD.
  TICKER:                N/A             CUSIP:     J64683105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIO TINTO LTD
  TICKER:                N/A             CUSIP:     Q81437107
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's financial reports                      ISSUER          YES          FOR               FOR
 and the reports of the Directors and Auditors for
the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008 as specified

PROPOSAL #3.: Elect Mr. Jan Du Plessis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir David Clementi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir Rod Eddington as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. Andrew Gould as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Mayhew as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of Rio Tinto Plc to hold office until
 the conclusion of the next AGM at which accounts are
 laid before Rio Tinto Plc and authorize the Audit
Committee to determine the Auditors' remuneration

PROPOSAL #S.9: Amend the Rules 89 to 91 [inclusive]                        ISSUER          YES          FOR               FOR
of the Constitution of Rio Tinto Limited as
specified; and the Articles 75 to 78 of the Articles
of Association of Rio Tinto Plc as specified

PROPOSAL #S.10: Approve the buybacks by Rio Tinto                          ISSUER          YES          FOR               FOR
Limited of ordinary shares from Tinto Holdings
Australia Pty Limited ['THA'] in the period following
 this approval until [and including] the date of the
Rio Tinto Limited 2010 AGM or 19 APR 2010 [whichever
is later] upon the terms and subject to the
conditions as specified in the draft buyback
agreement between Rio Tinto Limited and THA [entitled
 '2009 RTL-THA Agreement'], as specified

PROPOSAL #S.11.: Amend, subject to the consent in                          ISSUER          YES          FOR               FOR
writing of the holder of the special voting share;
that with effect from the close of the AGM of Rio
Tinto Limited held in 2009; the constitution of Rio
Tinto Limited as specified; the Articles of the
Association of Rio Tinto Plc as specified, be adopted
 as the Articles of Association of Rio Tinto Plc in
substitution for, and to the exclusion of, the
existing Articles of Association; and that with
effect from 00.01 am GMT on 01 OCT 2009; the
constitution of Rio Tinto Limited as specified; the
Articles of Association of Rio Tinto Plc by deleting
all of the provisions of Rio Tinto Plc's Memorandum
of Association which, by virtue of Section 28 of the
UK Companies Act 2006, are to treated as part of Rio
Tinto plc's Articles of Association; the Articles of
Association of Rio Tinto Plc by deleting all
provisions referred to in Paragraph 42 of Schedule 2
of the UK Companies Act 2006 [Commencement No 8,
Transitional Provision and Savings] Order 2008
[Statutory Instrument 2008 No 2860]; and the Articles
 of Association of Rio Tinto Plc as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIO TINTO PLC
  TICKER:                N/A             CUSIP:     G75754104
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and Auditors FYE 31 DEC

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Jan Du Plessis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir David Clementi as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Sir Rod Eddington as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Andrew Gould as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. David Mayhew as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors of Rio Tinto Plc and authorize the Audit
Committee to determine their remuneration

PROPOSAL #9.: Approve the non executive Director's fee                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Authorize to increase the share                             ISSUER          YES          FOR               FOR
capital and authority to allot relevant securities
under Section 80 of the Companies Act 1985

PROPOSAL #S.11: Grant authority to allot relevant                          ISSUER          YES          FOR               FOR
securities for cash under Section 89 of the Companies
 Act 1985

PROPOSAL #S.12: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings other than AGM

PROPOSAL #13.: Grant authority to pay scrip dividends                      ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Adopt and amend the new Articles of                        ISSUER          YES          FOR               FOR
Association of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROCHE HLDG LTD
  TICKER:                N/A             CUSIP:     H69293217
  MEETING DATE:          3/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the annual report, annual financial statements and
consolidated financial statements for 2008 be approved

PROPOSAL #1.2: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the remuneration report be approved; this vote is
purely consultative

PROPOSAL #2.: Ratification of the Board of Directors                       ISSUER          NO           N/A               N/A
action

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of CHF 5.00 per share

PROPOSAL #4.1: Re-election of Prof. Sir John Bell to                       ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.2: Re-election of Mr. Andre Hoffmann to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #4.3: Re-election of Dr. Franz B. Humer to                        ISSUER          NO           N/A               N/A
the Board for a term of 3 years as provided by the
Articles of Incorporation

PROPOSAL #5.: Election of Statutory Auditors, the                          ISSUER          NO           N/A               N/A
Board of Directors proposes that KPMG Ltd., be
elected as Statutory Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROHM COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J65328122
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Shareholders' Proposals: Share Buybacks                      ISSUER          YES        AGAINST             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROLLS-ROYCE GROUP PLC
  TICKER:                N/A             CUSIP:     G7630U109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. John Neill as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Byrom as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Iain Conn as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. James Guyette as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Rishton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Simon Robertson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board to determine their
remuneration

PROPOSAL #10.: Authorize the Directors to capitalize                       ISSUER          YES          FOR               FOR
GBP 350,000,000 standing to the credit of the
Company's merger reserve, capital redemption reserve
and/or such other reserves issue equity with pre-
emptive rights up to aggregate nominal amount of GBP
350,000,000 [C shares]

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties and/or independent election
candidates, to political organizations other than
political parties and incur EU political expenditure
up to GBP 50,000

PROPOSAL #12.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 124,899,130

PROPOSAL #13.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 18,734,869

PROPOSAL #14.: Grant authority to 185,137,887                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for                         ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008 and the reports of the Directors
and the Auditors thereon

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES        ABSTAIN           AGAINST
contained within the report and accounts for the FYE
31 DEC 2008

PROPOSAL #3.: Elect Mr. Philip Hampton as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Stephen A. M. Hester as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Elect Mr. John McFarlane as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Arthur 'Art' Ryan as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-appoint Deloitte LLP as the                               ISSUER          YES          FOR               FOR
Company's Auditors until the next AGM

PROPOSAL #8.: Authorize the Audit Committee to fix                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company by GBP 7,500,000,000 by
the creation of an additional 30,000,000,000 ordinary
 shares of 25p each in the capital of the Company,
such shares forming one class with the existing
ordinary shares and having attached thereto the
respective rights and privileges and being subject to
 the limitations and restrictions as specified in the
 Articles of Association of the Company

PROPOSAL #10.: Approve to renew the authority                              ISSUER          YES          FOR               FOR
conferred on the Directors by paragraph [1] of
Article 13[B] of the Company's Articles of
Association and authorize the Directors for the
purposes of Section 80 of the Companies Act 1985 to
exercise all the powers of the Company to allot
equity securities [within the meaning of Section 94
of the said Act] in connection with a rights issue in
 favour of ordinary shareholders where the equity
securities respectively attributable to the interests
 of all ordinary shareholders are proportionate [as
nearly as may be] to the respective numbers of
ordinary shares held by them, up to an aggregate
nominal amount of GBP 3,288,000,408 during the period
 commencing on the date of the passing of this
resolution and; [Authority expires at the conclusion
of the AGM in 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry; the foregoing authorities are in
addition and without prejudice to any other
subsisting authority conferred upon the Directors

PROPOSAL #S.11: Approve to renew, subject to the                           ISSUER          YES          FOR               FOR
passing of the preceding resolution, the power
conferred on the Directors by paragraph [2] of
Article 13[B] of the Company's Articles of
Association; [Authority expires at the earlier of the
 conclusion of the AGM in 2010 or on 03 JUL 2010],
and for that purpose the Section 89 amount shall be

PROPOSAL #S.12: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital and grant authority to the allotment of
 new ordinary shares

PROPOSAL #2.: Approve the Placing and Open Offer and                       ISSUER          YES          FOR               FOR
the Preference Share Redemption

PROPOSAL #3.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to disapply pre-emption rights                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL BK SCOTLAND GROUP PLC
  TICKER:                N/A             CUSIP:     G76891111
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to increase the share                        ISSUER          YES        ABSTAIN           AGAINST
capital of the Company by the creation of an
additional 22,909,776,276 ordinary shares of 25 pence
 each in the capital of the Company, such shares
forming one class with the existing ordinary shares
and having attached thereto the respective rights and
 privileges and being subject to the limitations and
restrictions as specified in the Articles of
Association of the Company and authorize the
Directors to allot relevant securities conferred by
Article 13(b) of the Articles of Association for the
prescribed period ending on the date of the AGM in
2009 be varied by increasing the Section 80 amount
[as defined in the Articles of Association] by GBP
5,727,444,069 to GBP 8,092,121,756

PROPOSAL #2.: Approve, that subject to the placing                         ISSUER          YES        ABSTAIN           AGAINST
and open offer of 22,909,776,276 new shares in the
Company, as described in the Company circular to
shareholders of which this notice forms part [as
specified], becoming unconditional [save for any
conditions relating to admission], the waiver by the
panel on takeovers and mergers of the obligation
which might otherwise arise for HM treasury to make a
 general cash offer to the remaining ordinary
shareholders of the Company for all of the issued
ordinary shares in the capital of the Company held by
 them pursuant to Rule 9 of the city code on
takeovers and mergers, following completion of the
placing and open offer as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL DUTCH SHELL PLC
  TICKER:                N/A             CUSIP:     G7690A100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the Directors'
 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008, as specified

PROPOSAL #3.: Appoint Mr. Simon Henry as a Director                        ISSUER          YES          FOR               FOR
of the Company, with effect from 20 MAY 2009

PROPOSAL #4.: Re-appoint Lord Kerr of Kinlochard as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #5.: Re-appoint Mr. Wim Kok as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.: Re-appoint Mr. Nick Land as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-appoint Mr. Jorma Ollila as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint Mr. Jeroen van der Veer as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #9.: Re-appoint Mr. Hans Wijers as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #11.: Authorize the Board to settle the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for 2009

PROPOSAL #12.: Authorize the Board, in substitution                        ISSUER          YES          FOR               FOR
for all existing authority to extent unused, to allot
 relevant securities [Section 80 of the Companies Act
 1985], up to an aggregate nominal amount of EUR 147
million; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Board may allot relevant securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Board, pursuant to                           ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [within the meaning of Section 94 of the
said Act] for cash pursuant to the authority
conferred by the previous resolution and/or where
such allotment constitutes an allotment of equity
securities by virtue of section 94(3A) of the said
Act as if sub-section (1) of Section 89 of the said
act did not apply to any such allotment, provided
that this power shall be limited to: a) the allotment
 of equity securities in connection with a rights
issue, open offer or any other per-emptive offer in
favor of holders of ordinary shares [excluding
treasury shares] where their equity securities
respectively attributable to the interests of such
ordinary shareholders on a fixed record date are
proportionate [as nearly as may be] to the respective
 numbers of ordinary shares held by them [as the case
 may be] [subject to such exclusions or other
arrangements as the Board may deem necessary or
expedient to deal with fractional entitlements or
legal or practical problems arising in any overseas
territory, the requirements of any regulatory body or
 stock exchange or any other matter whatsoever]: and
b) the allotment of equity securities up to an
aggregate nominal value of EUR 21 million; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or 30 JUN 2010]; and the Board may
 allot equity securities in pursuance of such an
offer or agreement as if the power conferred hereby

PROPOSAL #S.14: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163 of the Companies Act 1985] of
 up to 624 million ordinary shares of EUR 0.07 each
in the capital of the Company, at a minimum price of
EUR 0.07 per share and not more than 5% above the
average market value of those shares, over the
previous 5 business days before the purchase is made
and the stipulated by Article 5(1) of Commission
Regulation (EC) No. 2273/2003; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Company may before
such expiry, pursuant to the authority granted by
this resolution, enter into a contract to purchase
such shares which would or might be executed wholly
or partly after such expiry; in executing this
authority, the Company may purchase shares using any
Currency, including Pounds sterling, US Dollars and

PROPOSAL #15.: Authorize the Company [and all                              ISSUER          YES          FOR               FOR
companies that are subsidiaries of the Company, in
accordance with Section 366 of the Companies Act 2006
 and in substitution for any previous authorities
given to the Company [and its subsidiaries], at any
time during the period for which this resolution has
effect], to; A) make political donations to political
 organizations other than political parties not
exceeding GBP 200,000 in total per annum: and B)
incur political expenditure not exceeding GBP 200,000
 in total per annum; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
30 JUN 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROYAL DUTCH SHELL PLC
  TICKER:                N/A             CUSIP:     G7690A118
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual report and accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint Mr. Simon Henry as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. Lord Kerr of Kinlochard                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #5.: Re-appoint Mr. Wim Kok as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Nick Land as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Mr. Jorma Ollila as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint Mr. Jeroen ven der Veer as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #9.: Re-appoint Mr. Hans Wijers as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of EUR 145

PROPOSAL #S.13: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
previous resolution being passed, for the issue of
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of EUR

PROPOSAL #S.14: Grant authority to purchase 624                            ISSUER          YES          FOR               FOR
million ordinary shares for Market Purchase

PROPOSAL #15.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Organizations other than Political Parties
up to GBP 200,000 and to incur EU Political
Expenditure up to GBP 200,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RSA INSURANCE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G7705H116
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 report and accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Napier as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Andy Haste as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Ms. Johanna Waterous as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to determine the Auditors'                           ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #9.: Approve the RSA Sharesave Plan                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the RSA Irish Sharesave Plan                        ISSUER          YES          FOR               FOR
2009

PROPOSAL #11.: Approve the RSA Share Incentive Plan                        ISSUER          YES          FOR               FOR

PROPOSAL #12: Approve the RSA Executive Share Option                       ISSUER          YES          FOR               FOR
Scheme

PROPOSAL #13.: Authorize the Group to make donations                       ISSUER          YES          FOR               FOR
to political parties, independent election candidates
 and political organizations

PROPOSAL #14.: Authorize the Directors to continue                         ISSUER          YES          FOR               FOR
the scrip dividend scheme

PROPOSAL #S.15: Approve the notice period for general                      ISSUER          YES          FOR               FOR
 meetings

PROPOSAL #16.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #17.: Approve to permit the Directors to                          ISSUER          YES          FOR               FOR
allot further shares

PROPOSAL #S.18: Approve to relax the restrictions                          ISSUER          YES          FOR               FOR
which normally apply when ordinary shares are issued
for cash

PROPOSAL #S.19: Authorize the Company to buy back up                       ISSUER          YES          FOR               FOR
to 10% of its issued ordinary shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RWE AG, ESSEN
  TICKER:                N/A             CUSIP:     D6629K109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved financial                       ISSUER          NO           N/A               N/A
statements of RWE Aktiengesellschaft and the Group
for the financial year ended 31 DEC 2008 with the
combined Review of Operations of RWE
Aktiengesellschaft and the Group including the
statement by the Executive Board on takeover-related
issues, the proposal of the Executive Board for the
appropriation of distributable profit, and the
Supervisory Board report for fiscal 2008

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 2,408,107,789.25 as
follows: Payment of a dividend of EUR 4.50 per no-par
 share EUR 20,000,417.75 shall be carried forward Ex-
dividend and payable date: 23 APR 2009

PROPOSAL #3.: Approval of the acts of the executive                        ISSUER          YES          FOR               FOR
Board for fiscal 2008

PROPOSAL #4.: Approval of the acts of the Supervisory                      ISSUER          YES          FOR               FOR
 Board for fiscal 2008

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
abbreviation 2009 FY: PricewaterhouseCoopers AG,
Frankfurt

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital through the s tock
exchange, at a price not deviating more than 10% from
 the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 20% from the market
price of the shares, on or before October 21,
2010.The existing authorization to acquire own shares
 shall be revoked when the above authorization comes
into effect. The Board of Managing Directors shall be
 authorized to dispose of the shares in a manner
other than through the stock exchange or by way of a
public offer to all shareholders against payment in
cash at a price not materially below the market price
 of the shares, to retire the shares and to exclude
shareholders. subscription rights in connection with
mergers and acquisitions, and for the satisfaction of
 conversion and/or option rights

PROPOSAL #8.: Authorization for the use of derivative                      ISSUER          YES          FOR               FOR
 financial instruments within the scope of share
buybacks

PROPOSAL #9.: Authorization I to grant convertible                         ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital I, and the correspondence amendment to the
Article of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #10.: Authorization II to grant convertible                       ISSUER          YES          FOR               FOR
bonds and warrants, the creation of a contingent
capital II, and the correspondence amendment to the
Article of Association, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014, shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights, the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #11.: Amendment to the Article of                                 ISSUER          YES          FOR               FOR
Association Section 15[3], in respect of the Board of
 Managing Directors being authorized to allow the
electronic transmission of the shareholders meeting
Section 17[2] shall be deleted, The above amendments
shall only be entered into the commercial register if
 and when the ARUG comes into effect

PROPOSAL #12.: Amendment to Article 16, Paragraph [3]                      ISSUER          YES          FOR               FOR
 of the Articles of Incorporation [Adoption of a
resolution]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RWE AG, ESSEN
  TICKER:                N/A             CUSIP:     D6629K117
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved financial                       ISSUER          NO           N/A               N/A
statements of RWE Aktiengesellschaft and the Group
for the FYE 31 DEC 2008, with the combined review of
operations of RWE Aktiengesellschaft and the Group
including the statement by the Executive Board on
takeover-related issues, the proposal of the
Executive Board for the appropriation of
distributable profit, and the Supervisory Board

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,408,107,789.25 as
follows: payment of a dividend of EUR 4.50 per no-par
 share EUR 20,000,417.75 shall be carried forward ex-
dividend and payable date: 23 APR 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: PricewaterhouseCoopers Ag, Frankfurt

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
abbreviation 2009 FY: PricewaterhouseCoopers Ag,
Frankfurt

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire shares of up
to 10% of its share capital through the stock
exchange, at a price not deviating more than 10% from
 the market price of the shares, or by way of a
public repurchase offer to all shareholders, at a
price not deviating more than 20% from the market
price of the shares, on or before 21 OCT 2010; the
existing authorization to acquire own shares shall be
 revoked when the above authorization comes into
effect; the Board of Managing Directors shall be
authorized to dispose of the shares in a manner other
 than through the stock exchange or by way of a
public offer to all shareholders against payment in
cash at a price not materially below the market price
 of the shares, to retire the shares and to exclude
shareholders' subscription rights in connection with
mergers and acquisitions, and for the satisfaction of

PROPOSAL #8.: Approval of the use of derivatives                           ISSUER          NO           N/A               N/A
[call and put options] for the purpose of acquiring
own shares as per item 7

PROPOSAL #9.: Authorization I to grant convertible                         ISSUER          NO           N/A               N/A
bonds and warrants, the creation of a contingent
capital I, and the correspondence amendment to the
Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014; shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights; the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #10.: Authorization II to grant convertible                       ISSUER          NO           N/A               N/A
bonds and warrants, the creation of a contingent
capital II, and the correspondence amendment to the
Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to issue bonds of up to EUR
6,000,000,000, conferring convertible rights for
bearer shares of the Company, on or before 21 APR
2014; shareholders shall be granted subscription
rights except for residual amounts and for the
satisfaction of convertible and/or option rights; the
 Company's share capital shall be increased
accordingly by up to EUR 143,975,680 through the
issue of up to 56,240,500 bearer no-par shares,
insofar as convertible and/or option rights are

PROPOSAL #11.: Amendment to the Articles of                                ISSUER          NO           N/A               N/A
Association section 15(3), in respect of the Board of
 Managing Directors being authorized to allow the
electronic transmission of the shareholders' meeting
section 17(2) shall be deleted, the above amendments
shall only be entered into the commercial register if
 and when the arug comes into effect

PROPOSAL #12.: Amendment to section 16(3) of the                           ISSUER          NO           N/A               N/A
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RYANAIR HOLDINGS PLC
  TICKER:                N/A             CUSIP:     G7727C145
  MEETING DATE:          9/18/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and the accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #2.a: Re-elect Mr. David Bonderman as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.b: Re-elect Mr. James Osborne as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.c: Re-elect Mr. Michael O'Leary as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Grant authority to fix the Auditor's                         ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #5.: Approve the disapplication of statutory                      ISSUER          YES          FOR               FOR
 pre-emption rights

PROPOSAL #6.: Grant authority to repurchase ordinary                       ISSUER          YES          FOR               FOR
shares

PROPOSAL #7.: Approve the changes to the Articles of                       ISSUER          YES          FOR               FOR
Association to allow electronic communication

PROPOSAL #8.: Grant authority to send notices,                             ISSUER          YES          FOR               FOR
documents and other Company information to the
shareholders by electronic means

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SABMILLER PLC
  TICKER:                N/A             CUSIP:     G77395104
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements for the YE 31 MAR 2008, together with the
reports of the Directors and the Auditors therein

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report 2008, as specified in the annual
report for the YE 31 MAR 2008

PROPOSAL #3.: Elect Mr. R. Pieterse as a Director of                       ISSUER          YES          FOR               FOR
the Company following his appointment by the Directors

PROPOSAL #4.: Elect Ms. M. Ramos as a Director of the                      ISSUER          YES          FOR               FOR
 Company following her appointment by the Directors

PROPOSAL #5.: Re-elect Lord Fellowes as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.: Re-elect Mr. E.A.G. Mackay as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #7.: Re-elect Mr. J.A. Manzoni as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation

PROPOSAL #8.: Re-elect Mr. M.Q. Morland as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #9.: Re-elect Mr. M.C. Ramaphosa as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Re-elect Mr. J.M. Kahn as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #11.: Declare a final dividend of 42 US                           ISSUER          YES          FOR               FOR
Cents per share in respect for the YE 31 MAR 2008
payable on 07 AUG 2008 to shareholders on the
register of Members at the close of business on 11
JUL 2008 in South Africa and the United Kingdom

PROPOSAL #12.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the next general meeting at which accounts are laid
before the Company

PROPOSAL #13.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #14.: Authorize the Directors to adopt the                        ISSUER          YES          FOR               FOR
SABMiller plc approved Share Option Plan 2008 [the
Approved Plan] the SABMiller plc Share Option Plan
2008, the SABMiller plc Share Award Plan 2008, the
SABMilier plc Stock Appreciation Rights Plan 2008 and
 the SABMiller plc Associated Companies Employee
Share Plan [the Associates Plan] [together the
Plans], as specified [subject, in the case of the
Approved Plan, to approval by HM Revenue & Customs];
to do all such acts and things necessary to implement
 the plans, including the making of any changes to
the rules of the Plans as may be necessary to obtain
any approvals the directors may consider necessary or
 desirable to obtain, including [in the case of the
Approved Plan] such changes to the rules of the
Approved Plan as may be necessary to obtain approval
from HM Revenue & Customs and/or [in the case of all
of the Plans] to comply with London Stock Exchange
requirements and/or the requirements of any other
stock exchange on which any shares or depositary
receipts of SABMiller plc may from time to time be
listed and/or institutional requirements; and to
establish any number of supplements or appendices to
the Plans as they consider appropriate to take
advantage of, or comply with, local laws and
regulations, for the benefit of employees of the
Company [or of any of its subsidiaries or associated
companies participating in the Associates Plan] who
are resident or working overseas or who are or would
be subject to the laws of any other jurisdiction in
relation to their participation in the Plans, and for
 whom participation in the plans is undesirable or
impractical but only if having regard to al! the
circumstances, any supplements, appendices or other
employees' share schemes provide substantial equality
 of treatment between UK employees and employees
resident overseas and the overall limits on the
number of ordinary shares in the Company which may be
 subscribed under the Company's Employees' Share
Plans may not be increased

PROPOSAL #15.: Approve, pursuant to and in accordance                      ISSUER          YES          FOR               FOR
 with the Article 12(b) of the Company's Articles of
Association and the Section 80 of the Companies Act
1985, that the powers conferred by the Article 12(b)
in respect of the relevant securities shall apply and
 be exercisable; [Authority expiries the earlier of
the conclusion of the next AGM of the Company or 31
OCT 2009]; [which shall be the Section 80 period for
the purposes of the Article 12(a) (iii)] in respect
of a total nominal amount of USD 7,528,896 [Section
80 amount for the purposes of the Article 12(a)(ii)
for that Section 80 period]

PROPOSAL #S.16: Approve, pursuant to and in                                ISSUER          YES          FOR               FOR
accordance with the Article 12(C) of the Company's
Articles of Association and the Section 89 of the
Companies Act 1985, that the powers conferred by the
Article 12(C) in respect of the equity securities
shall apply and be exercisable [Authority expiries
the earlier of the conclusion of the next AGM of the
Company or 31 OCT 2009] [Section 89 period for the
purposes of the Article 12(a)(v) in respect of a
nominal amount of USD 7,528,896 [Section 89 amount
for the purposes of the Article 12(a)(iv) for that

PROPOSAL #S.17: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985]
of up to 150,577,927 ordinary shares [10% of the
issued ordinary share capital of the Company as at 14
 MAY 2008] of USD 0.10 each in the capital of the
Company, at a minimum price, exclusive of expenses,
which may be paid for each share is USD 0.10 and not
more than 105% of the average market value for such
shares derived from the London Stock Exchange Daily
Official List, for the 5 business days preceding the
date of purchase and that stipulated by Article 5(1)
of the Buy-Back and Stabilization Regulation [EC
2273/2003]; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 31 OCT
2009]; and the Company, before the expiry, may make a
 contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.18: Amend the existing Articles of                             ISSUER          YES          FOR               FOR
Association of the Company, as specified; and
approve, for the purpose of Section 165 of the
Companies Act 1985, the Contingent Purchases Contract
 between the Company and SABMiller Jersey Limited
providing for the Company to have the right to
purchase up to 77,368,338 of its own non-voting
convertible shares[or any ordinary shares may have
converted]; and authorize the Company to enter into
such contract; [Authority expires on 31 JAN 2010]

PROPOSAL #S.19: Amend the existing Articles of                             ISSUER          YES          FOR               FOR
Association of the Company by adopting the
regulations produced to this meeting, as specified as
 the Articles of Association of the Company, in
substitution for and to the exclusion of the existing
 Articles of Association, with effect from the
conclusion of this AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SACYR VALLEHERMOSO SA
  TICKER:                N/A             CUSIP:     E6038H118
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, including                       ISSUER          YES          FOR               FOR
the balance sheet, profit and loss account and notes
to the accounts, and the Company Management of Sacyr
Vallehermoso, S.A., and its consolidated group for
the FYE 31 DEC 2008

PROPOSAL #2.: Approve the application of 2008 profits                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors during the fiscal year 2008

PROPOSAL #4.: Ratify the remuneration received during                      ISSUER          YES          FOR               FOR
 the fiscal year 2008 by the Executive Directors, in
conformity with Article 43.2 of the Articles of
Association

PROPOSAL #5.1.1: Re-appoint New Compania De                                ISSUER          YES        AGAINST           AGAINST
Inversiones, S.A., represented by Mr. Don Juan Abello
 Gallo as a Director representing substantial
shareholders for 5 year period

PROPOSAL #5.1.2: Re-appoint Mr. Don Diogo Alves Diniz                      ISSUER          YES        AGAINST           AGAINST
 Vaz Guedes as a Director representing substantial
shareholders for 5 year period

PROPOSAL #5.1.3: Re-appoint Participaciones                                ISSUER          YES        AGAINST           AGAINST
Agrupadas, S.L., represented by Mr. Don Angel Angel
Lopez Corona Davila as a Director representing
substantial shareholders for 5 year period

PROPOSAL #5.2.1: Appoint Grupo Satocan, S.A.,                              ISSUER          YES        AGAINST           AGAINST
represented by Mr. Don Juan Miguel Sanjuan Jover as a
 Director representing substantial shareholders for
the statutory 5 year period

PROPOSAL #5.2.2: Appoint CXG Corporacion Caixa                             ISSUER          YES        AGAINST           AGAINST
Galicia, S.A., represented by Mr. Don Jose Luis
Mendez Lopez as a Director representing substantial
shareholders the statutory 5 year period

PROPOSAL #5.3: Appoint the Company Austral, B.V.,                          ISSUER          YES        AGAINST           AGAINST
represented by Mr. Don Pedro Pablo Manuel Del Corro
Garcia Lomas as a Director representing substantial
shareholders for the statutory 5 year period

PROPOSAL #5.4: Approve to set the number of Directors                      ISSUER          YES          FOR               FOR
 of the Board at fourteen, within the minimum and
maximum limits established by the statutes

PROPOSAL #6.: Grant authorize to the derivative                            ISSUER          YES          FOR               FOR
acquisition of own shares by the Company and its
subsidiaries, within the limits and requirements of
Section 75 and additional provision 1 of the Spanish
Limited Companies Article, Ley De Sociedades
Anonimas, rendering void for the amount not used the
authority granted thereto by the general meeting of
shareholders of 18 JUN 2008

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Grant authority to the Board of                              ISSUER          YES          FOR               FOR
Directors to construe, rectify, complete, execute and
 develop the agreements adopted by the meeting, and
to proceed to their public recording, including the
authority to depute the powers granted to the Board
by the general meeting

PROPOSAL #9.: Approve to disclose, for information                         ISSUER          YES          FOR               FOR
purposes, the annual report complementing the
Management report, as provided in Section 116.A of
the Securities Market Article, Ley Del Mercado De
Valores, as restated by the Article 6.2007 of 12 APR

PROPOSAL #10.: Approve to disclose, for information                        ISSUER          YES          FOR               FOR
purposes, the annual report on remuneration policy
for the year 2008, as prepared by the Board of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAFRAN SA, PARIS
  TICKER:                N/A             CUSIP:     F4035A557
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY, and grant discharge to the Board
Members and to the Supervisory Board

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits,                        ISSUER          YES          FOR               FOR
dividend determination

PROPOSAL #O.4: Approve the agreements and commitments                      ISSUER          YES          FOR               FOR
 referred to in Article L.225-86 of the Commercial

PROPOSAL #O.5: Ratify the appointment of Mr. Pierre                        ISSUER          YES        AGAINST           AGAINST
Aubouin as a Supervisory Member representing the State

PROPOSAL #O.6: Ratify the appointment of AREVA's                           ISSUER          YES        AGAINST           AGAINST
Company as the Supervisory Member

PROPOSAL #O.7: Approve the replacement of a temporary                      ISSUER          YES          FOR               FOR
 Statutory Auditor who has resigned

PROPOSAL #O.8: Authorize the Board of Directors in                         ISSUER          YES        AGAINST           AGAINST
order to operate on the Company's shares

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital by issuing, with
maintenance of preferential subscription rights of
shares and/or securities giving access to the
Company's capital

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing, with
cancellation of preferential subscription rights of
shares and/or securities giving access to the
Company's capital

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a capital increase reserved for employees
of a Company Savings Plans Members

PROPOSAL #E.12: Approve the limitation of the amount                       ISSUER          YES          FOR               FOR
of emissions allowed

PROPOSAL #E.13: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAGE GROUP PLC
  TICKER:                N/A             CUSIP:     G7771K134
  MEETING DATE:          3/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
accounts for the YE 30 SEP 2008 together with the
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend recommended by                      ISSUER          YES          FOR               FOR
 the Directors of 4.78p per ordinary share for the YE
 30 SEP 2008 to be paid on 06 MAR 2009 to the Members
 whose names appear on the register at the close of
business on 06 FEB 2009

PROPOSAL #3.: Re-elect Mr. G. S. Berruyer as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. T. C. W. Ingram as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors to the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #6.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 30 SEP 2008

PROPOSAL #7.: Authorize the Directors, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with Article 6 of the Company's
Articles of Association, to allot relevant securities
 up to a maximum nominal amount of GBP 4,365,191; all
 previous authorities under Section 80 of the
Companies Act 1985 shall cease to have effect;
[Authority expires at the conclusion of the next AGM

PROPOSAL #S.8: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
and in accordance with Article 7 of the Company's
Articles of Association, to allot equity securities
for cash and that, for the purposes of paragraph 1[b]
 of Article 7, the nominal amount to which this power
 is limited is GBP 654,778; and the power given to
the Directors by this resolution be extended to sales
 for cash of any shares which the Company may hold as
 treasury shares

PROPOSAL #S.9: Authorize the Company to make one or                        ISSUER          YES          FOR               FOR
more market purchases [within the meaning of Section
166 of the Companies Act 1985] of ordinary shares in
the capital of the Company on such terms and in such
manner as the Directors shall determine provided
that: the maximum number of ordinary shares which may
 be acquired pursuant to this authority is
130,955,755 ordinary shares in the capital of the
Company; the minimum price which may be paid for each
 such ordinary share is its nominal value and the
maximum price is the higher of 105% of the average of
 the middle market quotations for an ordinary share
as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
before the purchase is made and the amount stipulated
 by Article 5[1] of the Buy-back and Stabilization
Regulation 2003 [in each case exclusive of expenses];
 [Authority expires the earlier of the conclusion of

PROPOSAL #S.10: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for, and to the exclusion
 of the existing Articles of Association as specified

PROPOSAL #11.: Amend the rules of the Sage Group                           ISSUER          YES          FOR               FOR
Performance Share Plan, as specified and authorize
the Directors or a duly authorized Committee of them,
 be authorized to do all such acts and things as they
 may consider necessary or expedient to carry the
amendment into effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAIPEM SPA, SAN DONATO MILANESE
  TICKER:                N/A             CUSIP:     T82000117
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, consolidated balance sheet, Directors, Board of
 Auditors and the Auditing Company reports

PROPOSAL #2.: Approve the allocation of profit                             ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to update the emoluments to                          ISSUER          NO           N/A               N/A
Audit Company PricewaterhouseCoopers S.P.A.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SALZGITTER AG, SALZGITTER
  TICKER:                N/A             CUSIP:     D80900109
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 84,150,000 as follows:
payment of a dividend of EUR 1.40 per share EUR
14,200 shall be carried forward ex-dividend and
payable date: 28 MAY 2009

PROPOSAL #3.: Ratification of the acts of the board                        ISSUER          NO           N/A               N/A
of MDs

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY : PricewaterhouseCoopers AG, Hanover

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to EUR 16, 161,527.33, at prices not deviating
 more than 10% from the market price, on or before 26
 NOV 2010, the Board of MDs may dispose of the shares
 in a manner other than the stock exchange or a
rights offering if they are sold at a price not
materially below their market price, or use the
shares for acquisition purposes, as employee shares
or for satisfying option or conversion rights, and
retire the shares

PROPOSAL #7.: Authorization to increase the share                          ISSUER          NO           N/A               N/A
capital, and the correspondence Amendment to the
Articles of Association, the Board of MDs shall be
authorized, with the consent of the Supervisory
Board, to increase the share capital by up to EUR
80,807,636.65 through the issue of up to 30,048,500
new bearer shares against payment in cash or kind, on
 or before 26 MAY 2014, shareholders shall be granted
 subscription rights, except for a capita l increase
against payment in kind, for residual amounts, for
the granting of such rights to bondholders, for the
issue of new shares at a price not materially below
their market price, and for the issue of up to
3,004,850 employee shares

PROPOSAL #8.: Authorization to issue warrant,                              ISSUER          NO           N/A               N/A
convertible or income bonds, or pro fit-sharing
rights, the creation of contingent capital, and the
correspondence Amendments to the Articles of
Association the Board of MDs shall be authorized,
with the consent of the Supervisory Board, to issue
bonds or profit-sharing rights of up to EUR
1,000,000, 000, conferring a conversion or option
right for new shares of the Company, on or before 26

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAMPO OYJ
  TICKER:                N/A             CUSIP:     X75653109
  MEETING DATE:          4/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinise the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements, the Board of Director's; Report and the
Auditor's Report

PROPOSAL #7.: Adoption of the Financial Statements                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Resolution on the use of the profit                          ISSUER          YES          FOR               FOR
shown on the Balance Sheet and the payment of
dividend The Board of Directors proposes to the
Annual General Meeting that a dividend of EUR 0,80
per share from the parent company's distributable
assets be paid. The dividend will be paid to those
shareholders who, on the record date for payment of
dividends, Tuesday, 14 APR 2009, are registered in
the company's Shareholder Register kept by Euroclear
Finland Ltd (previously the Finnish Central
Securities Depository Ltd) The Board proposes to the
Annual General Meeting that the dividend be paid on
Tuesday, 21 April 2009. For those shareholders who
have not transferred their share certificates to the
book-entry system by the record date for payment of
dividends, the dividend will be paid after the
transfer of their shares to the book-entry system

PROPOSAL #9.: Resolution on the discharge of the                           ISSUER          YES          FOR               FOR
members of the Board of Directors and the CEO from
liability

PROPOSAL #10.: Resolution on the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors; after hearing the
major shareholders, the Board's Nomination and
Compensation Committee proposes to the Annual General
 Meeting that the members of the Board of Directors
will be paid the following fees per annum until the
close of the next Annual General Meeting the Chairman
 of the Board will be paid an annual fee of EUR
160,000, the Vice Chairman of Board will be paid EUR
100,000, and the other members of the Board of
Directors will be paid EUR 80,000 each 50 per cent of
 each Board member's annual compensation, after
deduction of taxes and similar payments, will be paid
 in Sampo plc A shares and the rest in cash Board
members employed by the company will not receive
separate compensation for Board work during the
validity of the employment or service relationship.
As background to the proposal that the Nomination and
 Compensation Committee has proposed that the Annual
General Meeting elect Bj rn Wahlroos to continue as a
 member of the Board of Directors and that the Board
of Directors elect him as its Chairman. At the close
of the Annual General Meeting, he will step down from
 the position of Group CEO and President of Sampo
plc. However, Bj rn Wahlroos will continue in the
service of Sampo plc until 30 June 2009, and
therefore he will be paid a Board Chairman fee of EUR
 120,000. After the end of the service relationship,
Bj rn Wahlroos will give up his participation in the
;Sampo 2006; Sampo long-term share-based incentive
scheme for Sampo Group's key management, and he will
no longer be entitled to payments through this scheme

PROPOSAL #11.: Resolution on the number of members of                      ISSUER          YES          FOR               FOR
 the Board of Directors After hearing the major
shareholders, the Nomination and Compensation
Committee proposes to the Annual General Meeting that
 eight members be elected to the Board of Directors

PROPOSAL #12.: The Nomination and Compensation                             ISSUER          YES          FOR               FOR
Committee proposes to the Annual General Meeting
Messrs Brunila, Eira Palin-Lehtinen, Jukka Pekkarinen
 Christoffer Taxell, Matti Vuoria and Bj rn Wahlroos,
 be re-elected for a term continuing until the close
of the next Annual General Meeting. Additionally,
Sampo plc's Nomination and Compensation Committee
proposes that Mr. Veli-Matti Mattila be elected as a
new Board member for a term continuing until the
close of the next Annual General Meeting. The
Nomination and Compensation Committee proposes that
the Board elect Mr. Bj rn Wahlroos from among their
number as the new Chairman of the Board

PROPOSAL #13.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that compensation be
paid to the company's auditor on the basis of
reasonable invoicing

PROPOSAL #14.: The Board's Audit Committee proposes                        ISSUER          YES          FOR               FOR
to the Annual General Meeting that Ernst & Young Oy
be elected as the Auditor until the close of the next
 Annual General Meeting

PROPOSAL #15.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting authorize the Board to
decide on repurchasing Sampo A shares using funds
available for profit distribution. Sampo A shares can
 be repurchased in one or more lots up to a total of
50,000,000 shares. Sampo shares can be repurchased in
 other proportion than the shareholders; proportional
 shareholdings (private repurchase). The share price
will be no higher than the highest price paid for
Sampo plc shares in public trading at the time of the
 purchase. However, in implementing the repurchase of
 Sampo shares, normal derivatives, stock lending or
other contracts may also be entered into within the
legal and regulatory limits, at the price determined
by the market. he holder of all Sampo plc B shares
has given consent to a buy-back of A shares It is
proposed that the authorization will be valid until
the close of the next Annual General Meeting,
provided this is not more than 18 months from the
Annual General Meeting's decision

PROPOSAL #16.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the Annual General Meeting decides to reduce the
share premium account and the reserve fund on the
company's Balance Sheet as of 31 DEC 2008 by EUR
1,160,392,342.66 and by EUR 366,295,191.68,
respectively, by transferring all the funds in the
share premium account and reserve fund on the Balance
 Sheet as of 31 DEC 2008 to the reserve for invested
unrestricted equity. Under the old Finnish Companies
Act, which was in force until 31 AUG 2006, both the
share premium account and the reserve fund were
restricted equity. The new Limited Liability
Companies Act no longer recognises either the concept
 of share premium account or the concept of reserve
fund but, according to the transitional provisions of
 the new act, it is allowed to reduce the size of
these funds by adhering to the provisions set for
reducing share capital. Transferring the funds as
proposed will enhance the flexibility of the
company's capital structure and increase the
distributable equity and reserves

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANDVIK AB, SANDVIKEN
  TICKER:                N/A             CUSIP:     W74857165
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger,Attorney, as                      ISSUER          NO           N/A               N/A
 the Chairman of the Meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Election of 1 or 2 persons to                                ISSUER          NO           N/A               N/A
countersign the minutes

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Examination of whether the meeting has                       ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #7.: Presentation of the annual report, the                       ISSUER          NO           N/A               N/A
Auditors' report and the Group accounts and the
Auditors' report for the Group

PROPOSAL #8.: Speech by the President                                      ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adopt the profit and loss account,                           ISSUER          YES          FOR               FOR
balance sheet and consolidated profit and loss
account and consolidated balance sheet

PROPOSAL #10.: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Board Members and the President for the period to
 which the accounts relate

PROPOSAL #11.: Approve a dividend of SEK 3.15 per                          ISSUER          YES          FOR               FOR
share and, Monday, 04 MAY 2009, as the record day; if
 the meeting approves this proposal, it is estimated
that the dividend payments will be distributed by
Euroclear Sweden AB on Thursday, 07 MAY 2009

PROPOSAL #12.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 8 without Deputies

PROPOSAL #13.: Approve the fees to the Board of                            ISSUER          YES          FOR               FOR
Directors as follows: Board Member not employed by
the Company SEK 450,000, Chairman of the Board of
Directors SEK 1,350,000, Deputy Chairman SEK 900,000,
 Board Member elected by the general meeting who is a
 Member of the Audit Committee SEK 125,000, Board
Member elected by the general meeting who is a Member
 of the Remuneration Committee SEK 75,000, Chairman
of the Remuneration Committee SEK 100,000 and the
fees to the Auditors be paid as invoiced

PROPOSAL #14.: Re-elect Messrs. Georg Ehrnrooth,                           ISSUER          YES        AGAINST           AGAINST
Fredrik Lundberg, Egil Myklebust, Hanne De Mora,
Anders Nyren, Lars Pettersson, Simon Thompson and
Clas Ake Hedstrom as the Board Members; elect Mr.
Clas Ake Hedstrom as a Chairman of the Board

PROPOSAL #15.: Approve the resolution on Nomination                        ISSUER          YES          FOR               FOR
Committee, etc., for the AGM 2010

PROPOSAL #16.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Chief Executives

PROPOSAL #17.: Close the Meeting                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANKYO CO.,LTD.
  TICKER:                N/A             CUSIP:     J67844100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANOFI-AVENTIS
  TICKER:                N/A             CUSIP:     F5548N101
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.20 per share

PROPOSAL #O.4: Ratify the appointment of Mr. Chris                         ISSUER          YES          FOR               FOR
Viehbacher as a Director

PROPOSAL #O.5: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.6: Approve the transaction with Mr. Chris                      ISSUER          YES        AGAINST           AGAINST
 Viehbacher regarding Severance Payments

PROPOSAL #O.7: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.8: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.3
billion

PROPOSAL #E.9: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to aggregate nominal amount of EUR 500
million

PROPOSAL #E.10: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.11: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.12: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 500 million
for bonus issue or increase in par value

PROPOSAL #E.13: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.14: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
2.5% of issued capital in the Stock Option Plan

PROPOSAL #E.15: Grant authority for the use of up to                       ISSUER          YES        AGAINST           AGAINST
1.0% of issued capital in the Restricted Stock Plan

PROPOSAL #E.16: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.17: Amend Article 15 of the Bylaws                             ISSUER          YES          FOR               FOR
regarding the Audit Committee

PROPOSAL #E.18: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANOMA CORPORATION, HELSINKI
  TICKER:                N/A             CUSIP:     X75713119
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Call the meeting to order                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Elect persons to scrutinize the minutes                      ISSUER          NO           N/A               N/A
 and to supervise the counting of votes

PROPOSAL #4.: Record the legality of the meeting                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adopt the list of votes

PROPOSAL #6.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements, report by the Board of Director's and the
 Auditor's report for year 2008

PROPOSAL #7.: Adopt the financial statements                               ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the use of profit shown on the                       ISSUER          YES          FOR               FOR
balance sheet and to pay a dividend of EUR 0.90 per
share and a sum of EUR 500,000 transferred to the
donation reserve and used at the Board of Director's
discretion; the dividend will be paid to shareholders
 entered into the Shareholder Register maintained by
Euroclear Finland Ltd at the record date for
distribution of dividends, i.e., Monday, 06 APR 2009;
 the Board proposes that the dividends will be paid
on Wednesday, 15 APR 2009

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's and the President and the Chief
Executive Officer from liability

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: approve the compensation of
the Board and the Committee Members will remain as
follows: Chairman EUR 8,500 per month; the Vice
Chairman be paid EUR 6,500 per month; theMmembers be
paid EUR 5,500 per month and mmembers of the Board's
Committees be paid EUR 1,000 per meeting

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL : approve the Members of the
Board to be 10

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: re-elect Messrs. Jaakko
Rauramo and Sakari Tamminen as the Members to the
Board of Directors for the term ending in the AGM
2012; and elect Ms. Annet Aris as new Member of the
Board of Directors; re-elct Mr. Jaakko Rauramo as a
Chairman and Mr. Sakari Tamminen as a Vice Chairman,
all the proposed individuals have given their consent

PROPOSAL #13.: Approve to pay the Auditors'                                ISSUER          YES        AGAINST           AGAINST
remuneration according to the invoice

PROPOSAL #14.: Re-elect Pekka Pajamo, Authorised                           ISSUER          YES          FOR               FOR
Public Accountant, Sixten Nyman, Authorised Public
Accountant, as his deputy, and Chartered Accountant
KPMG Oy Ab with Kai Salli, Authorised Public
Accountant, as the Auditor in Charge, the term
expires at the end of the next AGM

PROPOSAL #15.: Authorize the Board to decide on the                        ISSUER          YES          FOR               FOR
repurchase of maximum of 16,000,000 Company's own
shares which will be purchased with the Company's
unrestricted shareholders equity, and the repurchases
 will reduce funds available for distribution on
profits; the shares will be repurchased to develop
the Company's capital structure, carry out potential
corporate acquisitions or other business
arrangements, or to be transferred for other
purposes, retained as treasury shares, or cancelled;
they can be repurchased either through a tender offer
 made to all shareholders on equal terms or in other
proportion than that of the current shareholders at
the market price of the repurchase moment on the
NASDAQ OMX Helsinki Ltd, effective until 30 JUN 2010

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANTEN PHARMACEUTICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J68467109
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options for the Directors

PROPOSAL #6.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options for the Corporate Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANTOS LTD, ADELAIDE SA
  TICKER:                N/A             CUSIP:     Q82869118
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report for the YE                      ISSUER          NO           N/A               N/A
 31 DEC 2008 and the reports of the Directors and the
 Auditor

PROPOSAL #2.A: Re-elect Mr. Kenneth Charles Borda as                       ISSUER          YES          FOR               FOR
a Director, retires by rotation in accordance with
Rule 34[c] of the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Roy Alexander Franklin as                      ISSUER          YES          FOR               FOR
 a Director, retires by rotation in accordance with
Rule 34[c] of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #S.4: Amend the Constitution of Santos                            ISSUER          YES          FOR               FOR
Limited by deleting the whole of the existing Rule 70
 and replacing it with a new Rule 70 in the terms as
specified in schedule 1 to the 2009 notice of AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SANYO ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J68897107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAP AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D66992104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 2,765,783,523.74 as
follows: payment of a dividend of EUR 0.50 per no-par
 share, EUR 2,171,981,798.74 shall be carried
forward, ex-dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares; the Company shall be authorized to
acquire own shares of up to EUR 120,000,000, at a
price neither more than 10% above, nor more than 20%
below the market price of the shares if they are
acquired through the Stock Exchange, nor differing
more than 20% from the market price of the shares if
they are acquired by way of a repurchase offer, on or
 before 31 OCT 2010, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to sell the shares on the Stock
Exchange and to offer them to the shareholders for
subscription; the Board of Managing Directors shall
also be authorized to exclude shareholders'
subscription rights for residual amounts and dispose
of the shares in another manner if they are sold at a
 price not materially below their mark et price, to
offer the shares to third parties for acquisition
purposes, to use the shares within the scope of the
Company's Stock Option and Incentive Plans, or for
satisfying conversion and option rights, and to

PROPOSAL #7.: Amendment to Section 19[2] of the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
implementation of the shareholders Rights Act [ARUG],
 in respect of shareholders being able to issue
proxy-voting instructions via a password-secured
internet dialogue provided by the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAPPORO HOKUYO HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J69489102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations,  Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAPPORO HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     J69413128
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SARAS RAFFINERIE SARDE SPA, CAGLIARI
  TICKER:                N/A             CUSIP:     T83058106
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008 consolidated financial statement at 31 DEC
2008 any adjournment thereof, allocation of profits
and dividend distribution

PROPOSAL #2.: Appoint the Board of Directors, and                          ISSUER          NO           N/A               N/A
approve to determine its terms, components and
emoluments

PROPOSAL #3.: Appoint the Board of Auditors and                            ISSUER          NO           N/A               N/A
approve to determine its emoluments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SBI HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J6991H100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SBM OFFSHORE NV
  TICKER:                N/A             CUSIP:     N7752F148
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Report of the Management Board on the                       ISSUER          NO           N/A               N/A
2008 FY and discussion

PROPOSAL #2.B: Report of the Supervisory Board on the                      ISSUER          NO           N/A               N/A
 2008 FY and discussion

PROPOSAL #2.C: Adopt the 2008 annual accounts                              ISSUER          NO           N/A               N/A

PROPOSAL #3.: Adopt a dividend based on the 2008                           ISSUER          NO           N/A               N/A
profit
PROPOSAL #4.: Corporate Governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #5.A: Grant discharge to the Managing                             ISSUER          NO           N/A               N/A
Directors for their Management during the 2008 FY

PROPOSAL #5.B: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Directors for their Supervision during the 2008 FY

PROPOSAL #6.: Re-appoint Mr. IR. R. van Gelder MA as                       ISSUER          NO           N/A               N/A
a Supervisory Director

PROPOSAL #7.: Amend the Articles of Association of                         ISSUER          NO           N/A               N/A
the Company

PROPOSAL #8.: Re-appoint KPMG Accountants N.V. as the                      ISSUER          NO           N/A               N/A
 Auditor of the Company

PROPOSAL #9.: Grant authority to repurchase shares                         ISSUER          NO           N/A               N/A

PROPOSAL #10.A: Grant authority to issue ordinary                          ISSUER          NO           N/A               N/A
shares

PROPOSAL #10.B: Approve to delegate the authority to                       ISSUER          NO           N/A               N/A
restrict or exclude the pre-emptive rights upon the
issue of new ordinary shares and/or granting of
rights to subscribe for new ordinary shares

PROPOSAL #11.: Approve the proposed adjustment to the                      ISSUER          NO           N/A               N/A
 SBM Offshore Senior Management Long-Term Incentive

PROPOSAL #12.: Approve the distribution of                                 ISSUER          NO           N/A               N/A
information to shareholders by way of electronic
means of communication

PROPOSAL #13.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #14.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCANIA AB, SODERTALJE
  TICKER:                N/A             CUSIP:     W76082119
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Claes Zettermarck as                         ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Approval of the voting list                                  ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 2 persons to verify the                          ISSUER          NO           N/A               N/A
minutes

PROPOSAL #6.: Consideration of whether the AGM has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #7.: Presentation of the annual accounts and                      ISSUER          NO           N/A               N/A
 Auditors' report, and the consolidated annual
accounts and auditors' report

PROPOSAL #8.: Report on the work of the Board of                           ISSUER          NO           N/A               N/A
Directors as well as its Audit and Remuneration
Committees

PROPOSAL #9.: Addresses by the Chairman of the Board                       ISSUER          NO           N/A               N/A
and by the President and Chief Executive Officer

PROPOSAL #10.: Questions from the shareholders                             ISSUER          NO           N/A               N/A

PROPOSAL #11.: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and the consolidated income statement and
balance sheet

PROPOSAL #12.: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Board and President from liability for the FY

PROPOSAL #13.: Approve that, dividend of SEK 2.50 per                      ISSUER          YES          FOR               FOR
 share, the Board proposes Tuesday 12 MAY 2009 as the
 record date for the dividend, provided that the AGM
approves this proposal, the dividend is expected to
be sent from Euroclear Sweden AB on Friday,15 MAY 2009

PROPOSAL #14.: Approve the guidelines for the salary                       ISSUER          YES        AGAINST           AGAINST
and other remuneration of the President and Chief
Executive Officer as well as other Executive officers
 as specified

PROPOSAL #15.: Approve the 2009 incentive programme                        ISSUER          YES        AGAINST           AGAINST
as specified

PROPOSAL #16.A: Approve to determine the Board of                          ISSUER          YES          FOR               FOR
Directors shall consist of 10 Members elected by the
AGM without Deputy Board Members

PROPOSAL #16.B: Approve that, the Members of the                           ISSUER          YES          FOR               FOR
Board shall receive remuneration for their work as
follows; a] remuneration to the Board of Directors is
 fixed at SEK 2,656,250, to be allocated among Board
Members as follows: SEK 625,000 to the Vice Chairman
and SEK 406,250 to each of the other Board members
who are not employed by Volkswagen AG. b] For the
work performed in the Audit Committee, remuneration
is fixed at SEK 150,000 to the Chairman of the Audit
Committee and SEK 75,000 to each of the other members
 of the Audit Committee who are not employed by
Volkswagen AG; and for the work performed in the
Remuneration Committee, remuneration is fixed at SEK
50,000 to each of the members of the Remuneration
Committee who are not employed by Volkswagen AG.
Board remuneration is payable only on the condition
that the Board member has been elected by the AGM and
 is not an employee of the Company

PROPOSAL #16.C: Re-elect of Messrs. Helmut Aurenz,                         ISSUER          YES          FOR               FOR
Staffan Bohman, Peggy Bruzelius, B rje Ekholm, Gunnar
 Larsson, Hans Dieter Potsch, Francisco Javier Garcia
 Sanz, Peter Wallenberg Jr, Martin Winterkorn and
Leif Ostling as Board Members; re-elect Mr. Martin
Winterkorn as the Chairman of the Board; re-elect Mr.
 Staffan Bohman as Vice Chairman of the Board

PROPOSAL #16.D: Approve that, remuneration to the                          ISSUER          YES          FOR               FOR
Auditors shall be paid according to approved invoices

PROPOSAL #17.: Approve the criteria for how Members                        ISSUER          YES          FOR               FOR
of the Nomination Committee shall be appointed as
specified

PROPOSAL #18.: Adjournment of the AGM                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHINDLER HOLDING AG, HERGISWIL
  TICKER:                N/A             CUSIP:     H7258G209
  MEETING DATE:          3/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting approves the annual report, the
financial statements and the consolidated group
financial statements

PROPOSAL #1.b: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting acknowledges the compensation
report 2008

PROPOSAL #2.: The Board of Directors proposes that                         ISSUER          NO           N/A               N/A
the general meeting approves the following
appropriation of the 2008 profits as per balance sheet

PROPOSAL #3.: The Board of Directors proposes that                         ISSUER          NO           N/A               N/A
the general meeting grants discharge to all members
of the Board of Directors and of the Management for
the expired financial year 2008

PROPOSAL #4.1.1: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Mr. Lord Charles Powell of

PROPOSAL #4.1.2: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Prof. Dr. Karl Hofstetter

PROPOSAL #4.1.3: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting re-elects the following current
members of the Board of Directors for a term of
office of 3 years Mr. Wilen B. Sarnen, 6052
Hergiswil, 17 FEB 2009 Schindler Holding Ltd

PROPOSAL #4.2.1: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting elects the following 2 persons
as new members of the Board of Directors for a term
of office of 3 years Mr. Rolf Schweiger, Baar

PROPOSAL #4.2.2: The Board of Directors proposes that                      ISSUER          NO           N/A               N/A
 the general meeting elects the following 2 persons
as new members of the Board of Directors for a term
of office of 3 years Dr. Oec. Hsg Klaus W.
Wellershoff, Zurich

PROPOSAL #4.3: The Board of Directors proposes that                        ISSUER          NO           N/A               N/A
the general meeting appoints Ernst young Ag, Bern, as
 statutory auditors for the financial year 2009

PROPOSAL #5.1: Reduction of the share capital                              ISSUER          NO           N/A               N/A

PROPOSAL #5.2: Reduction of the Participation capital                      ISSUER          NO           N/A               N/A

PROPOSAL #6.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHNEIDER ELECTRIC SA, RUEIL MALMAISON
  TICKER:                N/A             CUSIP:     F86921107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 3.45 per share

PROPOSAL #O.4: Approve the Auditors special report                         ISSUER          YES          FOR               FOR
regarding related party transactions

PROPOSAL #O.5: Approve the transaction with Mr. Jean                       ISSUER          YES        AGAINST           AGAINST
Pascal Tricoire regarding Pension Scheme and
Severance Payment

PROPOSAL #O.6: Grant authority to repurchase of up to                      ISSUER          YES          FOR               FOR
 10% of issued share capital

PROPOSAL #O.7: Ratify the Change of Registered Office                      ISSUER          YES          FOR               FOR
 to 35, Rue Joseph Monier, 92500 Rueil Malmaison and
amend Article 5 of Bylaws accordingly

PROPOSAL #E.8: Approve to update the corporate                             ISSUER          YES          FOR               FOR
purpose and amend Article 2 of Bylaws accordingly

PROPOSAL #E.9: Approve the share ownership disclosure                      ISSUER          YES          FOR               FOR
 threshold

PROPOSAL #E.10: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 800
million

PROPOSAL #E.11: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity linked securities without preemptive
 rights up to aggregate nominal amount of EUR 360
million

PROPOSAL #E.12: Authorize the Board to increase the                        ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.13: Grant authority to increase the                            ISSUER          YES          FOR               FOR
capital for future exchange offers

PROPOSAL #E.14: Grant authority up to 3% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Stock Option Plan

PROPOSAL #E.15: Grant authority up to 1% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.16: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.17: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for International Employees

PROPOSAL #E.18: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.19: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Approve the limit of remuneration of the
Supervisory Board Members at the aggregate amount of
EUR 600,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHRODERS PLC, LONDON
  TICKER:                N/A             CUSIP:     G7860B102
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the                         ISSUER          YES          FOR               FOR
accounts of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve a final dividend of 21.0 pence                       ISSUER          YES          FOR               FOR
per share on the ordinary shares and on the non-
voting ordinary shares as recommended by the
Directors be declared payable on 30 APR 2009 to
shareholders on the register on 20 FEB 2009

PROPOSAL #3.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #4.: Elect Lord Howard of Penrith as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 79

PROPOSAL #5.: Elect Mr. Phillip Mallinckrodt as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 79

PROPOSAL #6.: Re-elect Mr. Luc Bertrand  as a                              ISSUER          YES        AGAINST           AGAINST
Director a Director of the Company, who retires in
accordance with Article 80

PROPOSAL #7.: Re-elect Mr. Alan Brown as a Director a                      ISSUER          YES          FOR               FOR
 Director of the Company, who retires in accordance
with Article 80

PROPOSAL #8.: Re-elect Mr. Kevin Parry as a Director                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires in accordance
with Article 80

PROPOSAL #9.: Re-elect Mr. Bruno Schroder as a                             ISSUER          YES          FOR               FOR
Director a Director of the Company, who retires
having served more than 9 years as a Director

PROPOSAL #10.: Re-elect Sir Peter Job as a Director a                      ISSUER          YES          FOR               FOR
 Director of the Company, who retires having served
more than 9 years as a Director

PROPOSAL #11.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of next general meeting at which accounts are laid
before the Company in accordance with Section 437 of
the Companies Act 2006

PROPOSAL #12.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of PricewaterhouseCoopers LLP as the
Auditors of the Company

PROPOSAL #13.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to allot relevant securities up to an
aggregate nominal amount of GBP 5,000,000; [Authority
 expires whichever is earlier at the conclusion of
the AGM of the Company after passing this resolution
or 01 MAY 2010]; and the Directors may allot relevant
 securities in pursuance of such an offer or
agreement as if the authority conferred has not
expired for the purposes of this authority the
expression relevant securities shall mean relevant
securities as defined in Section 80 of the Companies
Act 1985 but shall not in any circumstances include

PROPOSAL #S.14: Grant authority for the purchase own                       ISSUER          YES          FOR               FOR
shares

PROPOSAL #S.15: Notice of general meetings                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHWEIZERISCHE RUECKVERSICHERUNGS-GESELLSCHAFT  AG
  TICKER:                N/A             CUSIP:     H84046137
  MEETING DATE:          3/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group for the business
year 2008

PROPOSAL #2.: Approve the appropriation balance result                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1: Approve to increase the creation of                         ISSUER          YES          FOR               FOR
conditional share capital

PROPOSAL #4.2: Approve to increase the creation of                         ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #5.1.1: Re-elect Mr. Jakob Baer as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #5.1.2: Re-elect Mr. John R. Coomber as a                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #5.1.3: Approve the alternative election of                       ISSUER          YES        AGAINST           AGAINST
a new Member

PROPOSAL #5.2: Re-elect the Auditors                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCOR SE, PUTEAUX
  TICKER:                N/A             CUSIP:     F15561677
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports for the YE 31 DEC 2008

PROPOSAL #O.2: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.80 per share and dividend will be
paid on 14 MAY 2009

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.4: Receive the Special Auditors' report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.5: Approve the transaction with Denis                          ISSUER          YES        AGAINST           AGAINST
Kessler regarding severance payments

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 30.00 maximum number of shares to
 be acquired: 10% of the share capital [authority is
given for a 18 month period] and to take all
necessary measures and accomplish all necessary
formalities the supersedes the delegation granted by
the combined shareholders' meeting of 07 MAY 2008, in
 its resolutions 6

PROPOSAL #O.7: Re-elect Mr. Carlo Acutis as a                              ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.8: Re-elect Mr. Daniel Lebegue as a                            ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.9: Re-elect Mr. Andre Levy Lang as                             ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.10: Re-elect Mr. Jean Claude Seys as                           ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.11: Re-elect Mr. Luc Rouge as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.12: Elect Mr. Peter Eckert as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.13: Appoint Mr. Mederic Prevoyance as new                      ISSUER          YES          FOR               FOR
 Director for 2 years period

PROPOSAL #O.14: Approve the renews the appointment of                      ISSUER          YES          FOR               FOR
 Mr. Georges Chodron De Courcel as control agent for
2 years period

PROPOSAL #O.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy of extract of the minutes of this
meeting to carry out al filings, publications and
other formalities prescribed by law

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, in one or more occasions,
 by a maximum nominal amount of EUR 2,00,000,000.00
by way of capitalization reserves, profits, premiums
or other means, provided that such capitalizations is
 allowed by Laws, by issuing bonus shares or raising
the par value of existing shares; this amount of all
capital increase made by virtue of present delegation
 shall count against the resolution 25 of the present
 meeting; [authority is given for 26 months period]
and all earlier delegation to the same effect

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by issuance with
preferred subscription rights maintained of ordinary
shares and or securities or giving rights to the debt
 securities of the Company the global number of
shares issued under this delegation of authority
shall not exceed 76,171,399, each of nominal amount
of EUR 7.8769723 the maximal nominal amount of
capital increase to be carried out under this
delegation of authority shall not exceed EUR
599,999,999.98; [authority is given for 26 months
period] and to take all necessary measures and
accomplish all necessary formalities to the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by a maximum nominal
amount of EUR 289,999,998,54 by issuance, with
preferred subscription rights cancelled, of a maximum
 amount 36,816,176 shares and or securities giving
access to the share capital, or giving right to debt
securities; the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
500,000,000,00 the amounts set forth in resolution
number 17 of the present meeting; [authority is given
 for 26 months period] to take all necessary measures
 and accomplish all necessary formalities

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide in the event of an excess demand and for the
issue decided in resolution 17 and 18, to increase
the number of securities to be issued in the event of
 capital increase with or without preferential
subscription right of shareholders, at the same price
 as the initial issue, within 30 days of the closing
of the subscription period and up to a maximum of 15%
 of the initial issue; [authority is given for 26
months period]

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue ordinary shares or securities giving access to
the Company's share capital, in accordance for
securities tendered in a public exchange offer
initiated in France or abroad, by the Company
concerning the shares of another Company; the nominal
 amount of capital increase to be carried out under
this delegation of authority shall not exceed EUR
289,999.998.54 for a total number of 36,816.176
shares; the nominal amount of debt securities issued
shall not exceed EUR 500,000,000.00; and to increase
the share capital, up to 10% by the way of issuing
shares; [authority is given for 26 months period]

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on one or more occasions, by
 canceling all or part of the shares held by the
Company in connection with stock repurchase plan, up
to a maximum of 10% of the share capital over a 24
month period; via cancellation of repurchased shares;
 [authority is given for 18 months period] and to
take all necessary measures and accomplish all
necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant in on one or more transactions, to employees or
 identified employees of the Company or of its
subsidiaries, and to the Executive Corporate Officer
of the Company to be issued through a share capital
increase or to purchase existing shares purchase by
the Company, it is being provided that the options
shall not give rights to a total number of shares,
which shall exceed 3,000,000; [authority is given for
 18 months period] and to take all necessary measures
 and accomplish all necessary formalities and
authorization supersedes the authorization granted by
 the combined shareholders' meeting of 07 MAY 2008 in
 its resolution 19

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on ore more occasions, existing or
future shares in favour of employees; they may not
represent more than 3,000,000 shares; [authority is
given for 18 months period] and to take all necessary
 measures and accomplish all necessary formalities
and authorization supersedes the authorization
granted by the combined shareholders' meeting of 07
MAY 2008 in its resolution 20

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on one or more occasions
in favour of the employees or of its subsidiaries,
who are Member of the Company that shall not exceed
3,000,000; [authority is given for 18 months period]
and to take all necessary measures and accomplish all
 necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.25: Approve to set the global limit for                        ISSUER          YES          FOR               FOR
capital increase the result from all issuance
requests at nearly EUR 870, 892, 748,04 million

PROPOSAL #E.26: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCOTTISH AND SOUTHERN ENERGY PLC, PERTH
  TICKER:                N/A             CUSIP:     G7885V109
  MEETING DATE:          7/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Colin Hood                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Ian Marchant                                    ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Rene Medori                                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Sir. Robert Smith                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #10.: Grant authority to allotment of shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.11: Approve to dissaply pre-emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own ordinary shares

PROPOSAL #S.13: Adopt new Articles of Association                          ISSUER          YES          FOR               FOR

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  ISSUER:                SEADRILL LIMITED
  TICKER:                N/A             CUSIP:     G7945E105
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. John Fredriksen as a                            ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.: Re-elect Mr. Tor Olav Troim as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.: Re-elect Mr. Jan Tore Stromme as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Ms. Kate Blankenship as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Re-elect Mr. Kjell E. Jacobsen as a                          ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #6.: Elect Ms. Kathrine Fredriksen as                             ISSUER          YES        AGAINST           AGAINST
Director of the Company to fill one of the two casual
 vacancies existing on the Board

PROPOSAL #7.: Appoint PricewaterhouseCoopers as the                        ISSUER          YES          FOR               FOR
Auditor and authorize the Directors to determine
their remuneration

PROPOSAL #8.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Company's Board of Directors of a total amount of
fees not to exceed USD 600,000.00 for the year ending
 31 DEC 2008

PROPOSAL #9.: Approve to reduce the share premium                          ISSUER          YES          FOR               FOR
account of the Company from USD 1,955,452,000 to nil,
 and to credit the amount resulting from the
reduction to the Company's contributed surplus
account with immediate effect

PROPOSAL #10.: Transact other such business                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SECOM CO.,LTD.
  TICKER:                N/A             CUSIP:     J69972107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SECURITAS AB
  TICKER:                N/A             CUSIP:     W7912C118
  MEETING DATE:          12/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Melker Schorling, Chairman of                      ISSUER          YES          FOR               FOR
 the Board, as the Chairman of the EGM

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 1 or 2 person[s] to approve the                        ISSUER          YES          FOR               FOR
minutes

PROPOSAL #6.: Approve to determine the compliance                          ISSUER          YES          FOR               FOR
with the rules of convocation

PROPOSAL #7.: Approve a dividend to the effect that                        ISSUER          YES          FOR               FOR
all shares in the wholly-owned subsidiary Loomis AB
[Loomis] are distributed to the shareholders, whereby
 5 shares of class A in Securitas AB shall entail a
right to 1 share of class A in Loomis and 5 shares of
 class B in Securitas AB shall entail a right to 1
share of class B in Loomis. If the shareholding in
Securitas AB should not be a multiple of 5, parts of
a share will be received. Such parts of shares in
Loomis will be consolidated into whole shares which
thereafter will be sold on the NASDAQ OMX Stockholm
through SEB, proceeds, without deduction of
commissions, will be paid by VPC; Based on book value
 as of 31 DEC 2007, the dividend amounts to SEK
4,965,441,573 in total, the record date for
entitlement to receive share dividend is 08 DEC 2008

PROPOSAL #8.: Closing of the Meeting                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SECURITAS AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W7912C118
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Melker Schorling as a                              ISSUER          YES          FOR               FOR
Chairman of the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 1 or 2 person(s) to approve the                        ISSUER          YES          FOR               FOR
minutes

PROPOSAL #6.: Approve the determination of compliance                      ISSUER          YES          FOR               FOR
 with the rules of convocation

PROPOSAL #7.: Approve the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #8.a: Receive the annual report and the                           ISSUER          YES          FOR               FOR
Auditor's report and the consolidated financial
statements and the Group Auditor's Report

PROPOSAL #8.b: Approve the statement by the Auditor                        ISSUER          YES          FOR               FOR
on the compliance with the guidelines for
remuneration to Management applicable since the last

PROPOSAL #8.c: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's profit and the Board's motivated statement
thereon

PROPOSAL #9.a: Adopt the statement of income and the                       ISSUER          YES          FOR               FOR
balance sheet and the consolidated statement of
income and the consolidated balance sheet as per 31

PROPOSAL #9.b: Approve the dividend of SEK 2.90 per                        ISSUER          YES          FOR               FOR
share

PROPOSAL #9.c: Approve the record date for the                             ISSUER          YES          FOR               FOR
dividend as 12 MAY 2009

PROPOSAL #9.d: Grant discharge of the Board of                             ISSUER          YES          FOR               FOR
Directors and the President from liability for the FY
 2008

PROPOSAL #10.: Approve the number of Board Members to                      ISSUER          YES          FOR               FOR
 be 10 with no deputy Members

PROPOSAL #11.: Approve the fees to the Board Members                       ISSUER          YES          FOR               FOR
for the period up to and including the AGM 2010 shall
 amount to SEK 5,425,000 in total (including fees for
 committee work) to be distributed between the Board
Members as follows: the Deputy Chairman shall receive
 SEK 725,000 and each of the other Board members,
except the President, shall receive SEK 450,000 the
Chairman of the Audit Committee shall receive SEK
200,000, the Chairman of the Remuneration Committee
shall receive SEK 100,000, the Members of the Audit
Committee each SEK 100,000 and the Members of the
Remuneration Committee each SEK 50,000 and the
Auditor's fees are proposed to be paid as per

PROPOSAL #12.: Re-elect Messrs. Fredrik Cappelen,                          ISSUER          YES        AGAINST           AGAINST
Carl Douglas, Marie Ehrling, Annika Falkengren,
Stuart E. Graham, Alf Goransson, Berthold Lindqvist,
Fredrik Palmstierna, Melker Schorling and Sofia
Schorling-Hogberg as the Board Members for the period
 up to and including the AGM 2010, with Mr. Melker
Schorling as the Chairman of the Board

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: Re-elect Messrs. Gustaf
Douglas (Investment AB Latour, etc.), Marianne
Nilsson (Swedbank Robur), Mats Tuner (SEB Fonder) and
 Mikael Ekdahl (Melker Schorling AB) as the Board
Members and elect Mr. Magnus Landare (Alecta) as the

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration of the Management as specified

PROPOSAL #15.: Amend the second paragraph of Section                       ISSUER          YES          FOR               FOR
7 in the Articles of Association as specified

PROPOSAL #16.: Amend Section 7 in the Articles of                          ISSUER          YES          FOR               FOR
Association, conditioned upon the enactment of new
legislation as specified

PROPOSAL #17.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEGA SAMMY HOLDINGS INC.
  TICKER:                N/A             CUSIP:     J7028D104
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Retirement Allowance for                             ISSUER          YES          FOR               FOR
Retiring Corporate Auditors, and Payment of Accrued
Benefits associated with Abolition of Retirement
Benefit System for Current Corporate Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEGRO PLC (REIT), SLOUGH
  TICKER:                N/A             CUSIP:     G80277117
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to sub-divide and reclassify                        ISSUER          YES          FOR               FOR
the share capital of the Company

PROPOSAL #2.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #3.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
ordinary shares in the capital of the Company

PROPOSAL #S.4: Approve to disapply pre-emption rights                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEGRO PLC (REIT), SLOUGH
  TICKER:                N/A             CUSIP:     G80277117
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES        AGAINST           AGAINST
the YE 31 DEC 2008 and the reports of the Directors
and Auditors thereon

PROPOSAL #2.: Declare a final dividend of 5.4 pence                        ISSUER          YES          FOR               FOR
[to be paid as a property income distribution] per
ordinary share, recommended by the Directors in
respect of the YE 31 DEC 2008, payable on 06 MAY 2009
 to holders of ordinary shares registered at the
close of business on 03 APR 2009

PROPOSAL #3.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #4.: Elect Ms. Ines Reinmann as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Ian Sutcliffe as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Nigel Rich                                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Andrew Palmer                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Christopher Peacock                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Re-appoint Deloitte LLP as the                               ISSUER          YES        AGAINST           AGAINST
Company's Auditors to hold office until the
conclusion of the next general meeting at which
financial statements are laid before the Company

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES        AGAINST           AGAINST
the remuneration of the Auditors

PROPOSAL #11.: Authorize the Company in accordance                         ISSUER          YES          FOR               FOR
with the Companies Act 2006 [the 2006 Act], the
Company and all the Companies that are subsidiaries
of the Company at the time at which this resolution
is passed, or at any time during the period for which
 this resolution has effect are authorized to (i)
make political donations to political parties or
independent election candidates, as defined in the
2006 Act, not exceeding GBP 20,000 in total; (ii)
make political donations to political organizations
other than political parties, as specified in the
2006 Act, not exceeding GBP 20,000 in total; and
(iii) incur political expenditure as defined in the
2006 Act, not exceeding GBP 20,000 in total, during
the period beginning with the date of the passing of
this resolution and ending on 30 MAY 2010 or, if
earlier, at the conclusion of the day on which the
AGM of the Company is to be held in 2010, in any even
 the aggregate amount of political donations and
political expenditure made or incurred by the Company
 and its subsidiaries pursuant to this resolution
shall not exceed GBP 40,000

PROPOSAL #S.12: Authorize the Directors by Article                         ISSUER          YES          FOR               FOR
10(a) of the Company's Articles of Association be
renewed for a period ending on the date of the
Company's next AGM or, if earlier, on 29 JUL 2010
[unless previously renewed, varied or revoked] and
for that period, the Section 80 Amount is GBP

PROPOSAL #S.13: Authorize the Directors, in addition                       ISSUER          YES          FOR               FOR
and without prejudice to the authority renewed in
Resolution 12 above, to exercise an powers of the
Company to allot equity securities [as specified in
the Companies Act 1985 [the 1985 Act] in connection
with a rights issue [as specified in the Listing
Rules of the United Kingdom Listing Authority] by the
 Company of ordinary shares up to an aggregate
nominal amount of GBP 18,924,571 [Authority expires
the earlier of the conclusion of the next AGM of the
Company or 29 APR 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.14: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 12, the authority conferred
 on the Directors by Article 10(b) of the Articles of
 Association of the Company shall be renewed for a
period commencing on the date hereof and expiring at
the next AGM of the Company or, if earlier on 29 JUL
2010 [unless previously renewed, varied or revoked],
and for the purposes of Article 10(b) of the Articles
 of Association of the Company, the Section 89 Amount
 shall be GBP 2,838,685

PROPOSAL #S.15: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 13 above, the Directors be
and are hereby empowered to allot equity securities
[as specified in the 1985 Act) for cash pursuant to
the authority conferred by Resolution 13 above
provided that this power shall expire on the earlier
of 29 APR 2010 or the date of the Company's next AGM

PROPOSAL #S.16: Authorize the Company be and is                            ISSUER          YES          FOR               FOR
hereby generally and unconditionally authorized for
the purposes of Section 166 of the 1985 Act to make
market purchases of ordinary shares of 1p each in the
 capital of the Company provided that a) the maximum
aggregate number of ordinary shares which may be
purchased pursuant to this authority is GBP
5,677,371; b) the minimum price which may be paid for
 each ordinary share [exclusive of expenses] is 1p;
c)the maximum price which may be paid for each on
share [exclusive of exp must not be more than 105% of
 the average of the middle market quotation for an
ordinary share as derived from the London Stock
Exchange Daily Official List for the 5 business days
immediate preceding the day on which such ordinary
share is contracted to be purchased; [Authority shall
 expire [unless previously renewed, varied or
revoked] at the conclusion of the next AGM of the
Company or on 29 JUL 2010]; and e) before this
authority expires, the Company may make a contract to
 purchase its or shares under this authority which
would or might involve the Company purchasing its own

PROPOSAL #S.17: Approve, that a general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 dear
days' notice

PROPOSAL #S.18: Approve, that the terms of the                             ISSUER          YES          FOR               FOR
Transfer Deed for the acquisition of 436,720,892
deferred shares of 26 1/12 pence each in the capital
of the Company [the Deferred Shares] between the
Company and all holders of Deferred Shares for no
value as set out in the draft contract produced to
the meeting and initialed by the Chairman of the
meeting for the purposes identification [the Transfer
 Deed], and authorize the Company, to enter into the
Transfer Deed, the authority granted by this
resolution will expire on 29 SEP 2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEIKO EPSON CORPORATION
  TICKER:                N/A             CUSIP:     J7030F105
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEKISUI CHEMICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J70703137
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEKISUI HOUSE,LTD.
  TICKER:                N/A             CUSIP:     J70746136
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEMBCORP INDS LTD
  TICKER:                N/A             CUSIP:     Y79711159
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and audited accounts for the YE 31 DEC 2008 and the
Auditors report thereon

PROPOSAL #2.: Declare a final ordinary tax exempt 1-                       ISSUER          YES          FOR               FOR
tier dividend of 11 cents per ordinary share for the
YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Peter Seah Lim Huat as a                        ISSUER          YES          FOR               FOR
Director, who will retire by rotation pursuant to
Article 93 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Lee Suet Fern as                                ISSUER          YES          FOR               FOR
[Independent member of Audit Committee] as a
Director, who will retire by rotation pursuant to
Article 93 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Bobby Chin Yoke Choong                          ISSUER          YES          FOR               FOR
[Independent member of Audit Committee], as a
Director retiring pursuant to Article 99 of the
Companys' Articles of Association

PROPOSAL #6.: Re-appoint Mr. Richard Hale, OBE                             ISSUER          YES          FOR               FOR
[Independent Chairman of Audit Committee], as a
Director retiring under section 153(6) of the
Companies Act, Chapter 50, to hold office from the
date of this AGM until the next AGM

PROPOSAL #7.: Approve the Directors Fees of SGD                            ISSUER          YES          FOR               FOR
801,250 for the YE 31 DEC 2008

PROPOSAL #8.: Re-appoint KPMG LLP as Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #9.: Authorize the Directors to: i) issue                         ISSUER          YES          FOR               FOR
shares in the capital of the Company [shares] whether
 by way of rights, bonus or otherwise; and / or ii)
make or grant offers, agreements or options
[collectively, 'Instruments] that might or would
require shares to be issued, including but not
limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into shares, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may, in their
absolute discretion, deem fit; and b)
[notwithstanding the authority conferred by this
resolution may have ceased to be in force] issue
shares in pursuance of any Instrument made or granted
 by the Directors while this Resolution was in force,
 provided that: the aggregate number of shares to be
issued pursuant to this resolution [including shares
to be issued in pursuance of Instruments made or
granted pursuant to this resolution]: A) by way of
renounce able rights issues on a pro rata basis to
shareholders of the Company [Renounce able Rights
Issues] shall not exceed 100% of the total number of
issued shares in the capital of the Company excluding
 treasury shares [as calculated in accordance with
paragraph (3) below]; and B) otherwise than by way of
 Renounce able Rights Issues [Other Share Issues]
shall not exceed 50% of the total number of issued
shares in the capital of the Company excluding
treasury shares [as calculated in accordance with
paragraph (3) below], of which the aggregate number
of shares to be issued other than on a pro rata basis
 to shareholders of the Company shall not exceed 10%
of the total number of issued shares in the capital
of the Company excluding treasury shares [as
calculated in accordance with paragraph (3) below];
the Renounce able Rights Issues and other share
issues shall not, in aggregate, exceed 100% of the
total number of issued shares in the capital of the
Company excluding treasury shares [as calculated in
accordance with paragraph (3) below]; [subject to
such manner of calculation as may be prescribed by
the Singapore Exchange Securities Trading Limited
[SGX-ST]] for the purpose of determining the
aggregate number of shares that may be issued under
paragraphs(1)(A) and (1)(B) above, the percentage of
issued shares shall be based on the total number of
issued shares in the capital of the Company
[excluding treasury shares] at the time this
resolution is passed, after adjusting for:- i) new
shares arising from the conversion or exercise of any
 convertible securities or share options or vesting
of share awards which are outstanding or subsisting
at the time this Resolution is passed; and ii) any
subsequent bonus issue or consolidation or
subdivision of shares; in exercising the authority
conferred by this Resolution, the Company shall
comply with the provisions of the Listing Manual of
the SGX-ST for the time being in force [unless such

PROPOSAL #10.: Authorize the Directors to: a) grant                        ISSUER          YES        AGAINST           AGAINST
awards in accordance with the provisions of the
Sembcorp Industries Performance Share Plan [the
'Performance Share Plan'] and/or the Sembcorp
Industries Restricted Stock Plan [the 'Restricted
Stock Plan'] [the Performance Share Plan and the
Restricted Stock Plan, together the 'Share Plans'];
and b) allot and issue from time to time such number
of ordinary shares in the capital of the Company as
may be required to be issued pursuant to the exercise
 of options under the Sembcorp Industries Share
Option Plan and / or the vesting of awards granted
under the Share Plans, provided that: i) the
aggregate number of new ordinary shares to be issued
pursuant to the exercise of options granted under the
 Sembcorp Industries Share Option Plan and the
vesting of awards granted or to be granted under the
Share Plans shall not exceed 15% of the total number
of issued shares in the capital of the Company
[excluding treasury shares] from time to time; and
ii) the aggregate number of new ordinary shares under
 awards to be granted pursuant to the Share Plans
during the period commencing from the date of this
AGM of the Company and ending on the date of the next
 AGM of the Company or the date by which the next AGM
 of the Company is required by law to be held,
whichever is the earlier, shall not exceed 2% of the
total number of issued shares in the capital of the
Company [excluding treasury shares] from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEMBCORP INDS LTD
  TICKER:                N/A             CUSIP:     Y79711159
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, for the purposes                      ISSUER          YES          FOR               FOR
 of Chapter 9 of the Listing Manual [Chapter 9] of
the Singapore Exchange Securities Trading Limited
[the SGX-ST], and its subsidiaries and associated
companies that are entities at risk [as that term is
used in Chapter 9], or any of them, to enter into any
 of the transactions falling within the types of
interested person transactions as specified with any
party who is of the class of interested persons as
specified, provided that such transactions are made
on normal commercial terms and in accordance with the
 review procedures for such interested person
transactions; [Authority expires until the conclusion
 of the next AGM of the Company]; and authorize the
Directors of the Company to complete and do all such
acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary or in the interests of the
Company to give effect to the IPT Mandate and/or this

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued
ordinary shares in the capital of the Company [the
Shares] not exceeding in aggregate the Maximum Limit
[as specified], at such price or prices as may be
determined by the Directors from time to time up to
the Maximum Price [as specified], whether by way of:
[a] market purchase[s] on the SGX-ST; and/or [b] off-
market purchase[s] [if effected otherwise than on the
 SGX-ST] in accordance with any equal access
scheme[s] as may be determined or formulated by the
Directors as they consider fit, which scheme[s] shall
 satisfy all the conditions prescribed by the
Companies Act, and otherwise in accordance with all
other laws and regulations and rules of the SGX-ST as
 may for the time being be applicable, [the Share
Purchase Mandate]; [Authority expires the earlier of
the date on which the next AGM of the Company is held
 or the date by which the next AGM of the Company is
required by law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this
Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEMBCORP MARINE LTD
  TICKER:                N/A             CUSIP:     Y8231K102
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, for the purposes of Chapter 9                       ISSUER          YES          FOR               FOR
of the Listing Manual [Chapter 9] of the SGX-ST, for
the Company, its subsidiaries and associated
Companies that are entities at risk [as that term is
used in Chapter 9], or any of them, to enter into any
 of the transactions falling within the types of
interested person transactions as specified; and
authorize the Directors of the Company to complete
and do all such acts and things [including executing
all such documents as may be required] as they may
consider expedient or necessary or in the interests
of the Company to give effect to the IPT Mandate
and/or this resolution; [Authority expires until the
conclusion of the next AGM of the Company]; to
complete and do all such acts and things [including
executing all such documents as may be required] as
they may consider expedient or necessary or in the
interests of the Company to give effect to the IPT
Mandate and/or this resolution

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 [the Companies Act], to
purchase or otherwise acquire issued ordinary shares
each fully paid in the capital of the Company
[Shares] not exceeding in aggregate the maximum limit
 [the number of issued shares representing 10% of the
 total number of issued shares as at the date of the
passing of this resolution excluding any shares which
 are held as treasury shares as at that date] at such
 price or prices as may be determined by the
Directors from time to time up to the maximum price
[in relation to a share to be purchased or acquired,
means the purchase price (excluding brokerage,
commission, applicable goods and services tax and
other related expenses) which shall not exceed: in
the case of a market purchase of a share, 105% of the
 average closing price of the share; and in the case
of an off-market purchase of a share pursuant to an
equal access scheme, 110% of the average closing
price of the shares] whether by way of: market
purchase[s] on the SGX-ST and/or any other securities
 exchange on which the Shares may for the time being
be listed and quoted [Other Exchange]; and/or off-
market purchase[s] [if effected otherwise than on the
 SGX-ST or, as the case may be, the Other Exchange]
in accordance with any equal access scheme[s] as may
be determined or formulated by the Directors as they
consider fit, which scheme[s] shall satisfy all the
conditions prescribed by the Companies Act, and
otherwise in accordance with all other laws and
regulations and rules of the SGX-ST as may for the
time being be applicable, unconditionally [authority
expires the earlier of the next AGM of the Company or
 the date by which the next AGM of the Company is
required by law to be held]; to complete and do all
such acts and things [including executing such
documents as may be required] as they and/or he may
consider expedient or necessary to give effect to the
 transactions contemplated and/or authorized by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEMBCORP MARINE LTD
  TICKER:                N/A             CUSIP:     Y8231K102
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited accounts for the YE 31 DEC 2008 and
the Auditors report thereon

PROPOSAL #2.: Declare a final 1-tier tax exempt                            ISSUER          YES          FOR               FOR
dividend of 6 cents per ordinary share for the YE 31
DEC 2008

PROPOSAL #3.: Re-elect Mr. Goh Geok Ling as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 91 of the Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Tan Pheng Hock as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 91 of the Company's Article of Association

PROPOSAL #5.: Re-elect Mr. Ajaib Haridass as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Article
 91 of the Company's Article of Association

PROPOSAL #6.: Re-elect Mr. Lim Ah Doo [Independent,                        ISSUER          YES          FOR               FOR
Chairman of Audit Committee] who will cease to hold
office pursuant to Article 97 of the Company's
Articles of Association

PROPOSAL #7.: Re-appoint Mr. Tan Kwi Kin as a                              ISSUER          YES          FOR               FOR
Director, who retires under Section 153(6) of the
Companies Act, Chapter 50, to hold the date of this
AGM until the next AGM

PROPOSAL #8.: Re-appoint Mr. Richard Hale, OBE as a                        ISSUER          YES          FOR               FOR
Director, who retires under Section 153(6) of the
Companies Act, Chapter 50, to hold the date of this
AGM until the next AGM

PROPOSAL #9.: Approve the sum of SGD 1,066,649 as the                      ISSUER          YES          FOR               FOR
 Directors' fees for the YE 31 DEC 2008

PROPOSAL #10.: Re-appoint KPMG LLP as the Auditors of                      ISSUER          YES          FOR               FOR
 the Company and authorize the Directors to fix their
 remuneration

PROPOSAL #11.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: a) i) issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or ii) make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrant, debentures or
 other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such purposes and to such persons as
the Directors may in their absolute discretion deem
fit; and b) [notwithstanding the authority conferred
by this Resolution may have ceased to be in force]
issue shares in pursuance of any instrument made or
granted by the Directors while this Resolution was in
 force, provided that: 1) the aggregate number of
shares to be issued pursuant to this Resolution
[including shares to be issued in pursuance of
instruments made or granted pursuant to this
Resolution]: A) by way of renounceable rights issues
on a pro rata basis to shareholders of the Company
[Renounceable Rights Issues] shall not exceed 100% of
 the total number of issued shares in the capital of
the Company excluding treasury shares[as calculated
in accordance with Paragraph (3) below]; and B)
otherwise that by way of Renounceable Rights Issues
[Other Shares Issues] shall not exceed 50% of the
total number of issued shares in the capital of the
Company excluding treasury shares[as calculated in
accordance with Paragraph (3) below], of which the
aggregate number of shares to be issued other than on
 a pro rata basis to shareholders of the Company
shall not exceed 10% of the total number of issued
shares in the capital of the Company excluding
treasure shares [as calculated in accordance with
Paragraph (3) below]; 2) the Renounceable Rights
Issues and Other Shares Issues shall not, in
aggregate, exceed 100% of the total number of issued
shares in the capital of the Company excluding
treasury shares [as calculated in accordance with
Paragraph (3) below]; 3) [subject to such manner of
calculation as may be prescribed by the Singapore
Exchange Securities Trading Limited [SGX-ST] for the
purpose of determining the aggregate number of shares
 that may be issued under Paragraph (1)(A) and (1)(B)
 above, the percentage of issued shares shall be
based on the total number of issued shares in the
capital of the Company [excluding treasury shares] at
 the time this Resolution is passed, after adjusting
for: i) new shares arising from the conversion or
exercise of any convertible Securities or share
options or vesting of share awards which are
outstanding or subsisting at the time this Resolution
 is passed; and ii) any subsequent bonus issue or
consolidation or subdivision of shares; 4) in
exercising the authority conferred by this
resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for

PROPOSAL #12.: Authorize the Directors to: a) grant                        ISSUER          YES        AGAINST           AGAINST
awards in accordance with the provisions of the
Sembcorp Marine Performance Share Plan [the
Performance Share Plans] [the Performance Share Plan
and the Restricted Stock Plan, together the Share
Planes]; and b) allot and issue from time to time
such number of ordinary shares in the capital of the
Company as may be required to be issued pursuant to
the exercise of options granted under the Sembcorp
Marine Share Option Plan and/or the vesting of awards
 granted under Share Plane, provided that: i) the
aggregate numbers of new ordinary shares to be issued
 pursuant to the exercise of options granted under
the Sembcorp Marine Share Option Plan and the vesting
 of awards granted or to be granted under the Share
Plans shall not exceed 15% of the total number of
issued shares in the capital of the Company
[excluding treasury shares] from time to time; and
ii) the aggregate number of new ordinary shares under
 awards to be granted pursuant to the Share Plans
shall not exceed 2% of the total number of issued
shares in the capital of the Company [excluding
treasury shares] from time to time; [Authority
expires the earlier of the date of this AGM of the
Company and ending on the date of the next AGM of the
 Company other date by which the next AGM of the
Company is required by law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SERCO GROUP PLC
  TICKER:                N/A             CUSIP:     G80400107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual review, accounts for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company of 3.52 pence per
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Kevin Beeston as a Non-                         ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #5.: Re-elect Mr. Andrew Jenner as a                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Mr. Margaret, Baroness Ford of                      ISSUER          YES          FOR               FOR
 Cunninghame as a Non-Executive Director

PROPOSAL #7.: Re-elect Mr. David Richardson as a Non-                      ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company, until the conclusion of the
 next AGM at which accounts are laid before the

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985 to
make market purchases [within the meaning of Section
163 of the Companies Act 1985] of up to 48,681,359
ordinary shares of 2 pence each, at a minimum price
of 2 pence [exclusive of expenses, if any, payable by
 the Company] and the maximum price of an amount
equal to the higher of a) 5% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days and b) the higher of the
price of the last independent trade and the highest
current bid as stipulated by Article 5(1) of
commission regulation [EC] 22 DEC 2003 implementing
the Market abuse directive as regards exemptions for
buyback programmes and stabilization of financial
statements [2273/2003]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company]; a contract, or contracts, to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities up to a maximum nominal amount of
 GBP 3,212,969, subject to and in accordance with
Article 6 of the Company's Articles of Association
and Section 80 of Companies Act 1985, to exercise all
 the powers of the Company to allot relevant
securities [as defined in Section 80[2] of that Act]
comprising equity securities [as defined in Section
94[2] of the Act] up to a further nominal amount of
GBP 3,212,969 in connection with an offer by way of a
 right issue; [Authority expires the earlier of the
conclusion of the next AGM of the Company] the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.12: Approve to renew the authority and                         ISSUER          YES          FOR               FOR
power conferred on Directors by Article 7 of the
Company's Articles of Association and Section 95[1]
of the Companies Act 1985, to allot equity securities
 wholly for cash, such powers being limited; a) the
allotment of equity securities [as defined in Section
 94[2] of the Companies Act 1985] pursuant to the
authority given by Resolution 11[b] in connection
with a right issue for the period ending at the
conclusion of the AGM but so that the Company may
make offers and enter into agreements during such
period which would, or might, require relevant
securities to be allotted after the authority ends
and the Board may allot equity securities under any
such offer or agreement as if the authority had not
ended; and b) the allotment [otherwise than pursuant
to sub-paragraph a] above] of equity securities up to
 an aggregate nominal amount equal to GBP 486,814

PROPOSAL #13.: Approve and adopt the rules of the                          ISSUER          YES          FOR               FOR
Serco Group Plc Performance Share Plan [the PSP], the
 main features as specified and authorize the
Directors to do all other acts and things necessary
or desirable to operate the PSP, including the
ability to establish further plans similar to the PSP
 for the benefits of employees overseas, subject to
such modification as may be necessary or desirable to
 take account of applicable securities laws, exchange
 control or tax legislation, provided that any
ordinary shares of the Company made available under
such further plans are treated as counting against
any limits on overall participation in the PSP

PROPOSAL #14.: Approve and adopt the rules of Secro                        ISSUER          YES          FOR               FOR
Group Plc Deferred Bonus Plan [the DBP], the main
features as specified, and authorize the Directors to
 do all other acts and thing necessary or desirable
to operate the DBP, including the ability establish
further plans similar to the DBP for the benefit of
employees overseas, subject to such modifications as
may be necessary or desirable to take account of
applicable securities laws, exchange control or tax
legislation, provided that any ordinary shares of the
 Company made available under such further plans are
treated as counting against any limits on overall
participation in the DBP

PROPOSAL #S.15: Amend the Article of Association of                        ISSUER          YES          FOR               FOR
the Company by deleting all the provision of the
Company's Memorandum of Association which, by virtue
of Section 28 Companies Act 2006, are to be treated
as provision of the Company's Articles of
Association; and by making the amendments set out in
Appendix 02 to the Notice of AGM as specified

PROPOSAL #16.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is or becomes its subsidiary during the period
to which this resolution has effect, for the purposes
 of Part 14 of the Companies Act 2006 during the
period commencing on the date of the passing this
resolution and any Company and ending at the
conclusion of the Company's next AGM; a)make
political donation to political parties and/or
independent election candidates; b)make political
donations to political organizations other than
political parties; and c)incur political
expenditure,; provided that the total aggregate
amount of political donations and political
expenditure pursuant to this authority shall not
exceed GBP 130,000 for the Group as a whole, and the
amount authorized under each of the paragraphs [a] to
 [c] shall be limited to such amount; all existing
authorization and approval relating to political
donations or political expenditure under Part 14 of
the Companies Act 2006 are hereby revoked without
prejudice to any donation made or expenditure
incurred prior to the date hereof pursuant to such
authorization or approval; for the purpose of this
resolution, the terms 'political donation',
'political parties', 'political organization' and
'political expenditure' have the meanings given by

PROPOSAL #s.17: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less that 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SES S.A., LUXEMBOURG
  TICKER:                N/A             CUSIP:     L8300G135
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the attendance list, quorum and                      ISSUER          NO           N/A               N/A
 adopt the agenda

PROPOSAL #2.: Approve the nomination of a Secretary                        ISSUER          NO           N/A               N/A
and of 2 scrutineers

PROPOSAL #3.: Approve the presentation by the                              ISSUER          NO           N/A               N/A
Chairman of the Board of the 2008 activities report

PROPOSAL #4.: Approve the presentation by the                              ISSUER          NO           N/A               N/A
President and the Chief Executive Officer on the main
 developments during 2008 and perspectives

PROPOSAL #5.: Approve the presentation by the Chief                        ISSUER          NO           N/A               N/A
Financial Officer, the Member of the Executive
Committee of the 2008 financial results

PROPOSAL #6.: Approve the presentation of the Audit                        ISSUER          NO           N/A               N/A
report

PROPOSAL #7.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 and of the 2008 profit and loss accounts

PROPOSAL #8.: Approve the allocation of 2008 profits                       ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the transfers between reserve                        ISSUER          NO           N/A               N/A
accounts

PROPOSAL #10.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Board of Directors

PROPOSAL #11.: Grant discharge to the Auditor                              ISSUER          NO           N/A               N/A

PROPOSAL #12.: Appoint the Auditors for the year 2009                      ISSUER          NO           N/A               N/A
 and approve to determine its remuneration

PROPOSAL #13.: Approve the resolution on Company                           ISSUER          NO           N/A               N/A
acquiring own FDRs and/or own A or B shares

PROPOSAL #14.: Approve the remuneration of the Board                       ISSUER          NO           N/A               N/A
Members

PROPOSAL #15.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVEN & I HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J7165H108
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Entrusting to the Company's Board of                         ISSUER          YES          FOR               FOR
Directors determination of the subscription
requirements for the share subscription rights, as
stock options for stock-linked compensation issued to
 the executive officers of the Company, as well as
the directors and executive officers of the Company's
 subsidiaries

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVERN TRENT PLC, BIRMIMGHAM
  TICKER:                N/A             CUSIP:     G8056D159
  MEETING DATE:          7/22/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 MAR 2008

PROPOSAL #2.: Declare a final dividend in respect of                       ISSUER          YES          FOR               FOR
the YE 31 MAR 2008 of 41.29 pence for each ordinary
share of 97 17/19 pence

PROPOSAL #3.: Re-appoint Mr. Tony Ballance as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint Mr. Martin Kane as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. Martin Lamb as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Baroness Noakes as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Mr. Andy Smith as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint Mr. Bernard Bulkin as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint Mr. Richard Davey as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #10.: Re-appoint Mr. Michael Mckeon as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-appoint Deloitte & Touche LLP as                         ISSUER          YES          FOR               FOR
the Auditors of the Company, until the conclusion of
the next general meeting at which accounts are laid
before the Company and approve to determine their
remuneration by the Directors

PROPOSAL #12.: Approve the Director's remuneration                         ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008

PROPOSAL #13.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985 [the Act],
 to allot relevant securities [Section 80(2) of the
Act] up to an aggregate nominal amount of GBP
76,842,719; [Authority expires the earlier of the
conclusion of the AGM in 2009]; and the Directors may
 allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.14: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Act, to allot equity securities
[Section 94 of the Act] for cash pursuant to the
authority conferred by Resolution 13 above or by way
of a sale of treasury shares, disapplying the
statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: i) in connection with
 a rights issue, open offer or other offers in favor
of ordinary shareholders; and ii) up to an aggregate
nominal amount of GBP 11,526,407; [Authority expires
the earlier of the conclusion of the AGM of the
Company in 2009]; and the Directors to allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.15: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Act] of up to
23,548,575 ordinary shares of 97 17/19 pence each in
the capital of the Company, the Company may not pay
less than 97 17/19 pence for each ordinary share and
more than 5% over the average of the middle market
price of an ordinary share based on the London Stock
Exchange Daily Official List, over the previous 5
business days; [Authority expires the earlier of the
conclusion of the AGM of the Company in 2009]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.16: Approve and adopt the Articles of                          ISSUER          YES          FOR               FOR
Association as specified, for the purpose of
identification, as the new Articles of Association of
 the Company in substitution for, and to the
exclusion of, the existing Articles of Association,
with effect from the conclusion of the 2008 AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SGS SA
  TICKER:                N/A             CUSIP:     H7484G106
  MEETING DATE:          3/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual reports accounts of                       ISSUER          YES          FOR               FOR
SGS SA and the SGS Group

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR
[consulatative vote]

PROPOSAL #3.: Approve to release the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve the decision on the                                  ISSUER          YES          FOR               FOR
appropriation of profits resulting from the balance
sheet of SGS SA

PROPOSAL #5.1: Elect Mr. Carlo Sant Albano as the                          ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #5.2: Elect Dr. Peter Kalantzis as the Board                      ISSUER          YES        AGAINST           AGAINST
 of Directors

PROPOSAL #6.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Amend the Article 5 of the Articles of                       ISSUER          YES          FOR               FOR
Incorporation [authorized increase of share capital]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          9/10/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Master Joint                          ISSUER          YES          FOR               FOR
Venture Agreement [a copy of which has been produced
to this meeting marked 'A' and signed by the Chairman
 hereof for the purpose of identification] and the
transactions contemplated there under; authorize the
Board of Directors of the Company to take all such
actions as it considers necessary or desirable to
implement and give effect to the Master Joint Venture
 Agreement and the transactions contemplated

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          12/17/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Supplemental                          ISSUER          YES          FOR               FOR
Agreement [as specified] and the transactions
contemplated there under; and authorize the Board of
Directors of the Company to take all such actions as
it considers necessary or desirable to implement and
give effect to the Supplemental Agreement and the
transactions contemplated there under, for the
purposes of this resolution, the term Supplemental
Agreement shall have the same definition as specified
 in the circular to the shareholders of the Company
dated 25 NOV 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Retiring Director                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve and ratify the Novation Deed [a                      ISSUER          YES          FOR               FOR
 copy of which has been produced to this meeting
marked 'A' and signed by the Chairman hereof for the
purpose of identification] and the Transactions; and
authorize the Board of Directors of the Company to
take all such actions as it considers necessary or
desirable to implement and give effect to the
Novation Deed and the Transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGRI-LA ASIA LTD
  TICKER:                N/A             CUSIP:     G8063F106
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Lui Man Shing as a                             ISSUER          YES          FOR               FOR
Director, who retires

PROPOSAL #3.2: Re-elect Mr. Wong Kai Man as a                              ISSUER          YES          FOR               FOR
Director, who retires

PROPOSAL #4.: Approve to fix the Directors' fees                           ISSUER          YES          FOR               FOR
[including fees payable to members of the Audit and
Remuneration Committees]

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Directors of the Company to fix their remuneration

PROPOSAL #6.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot and issue additional shares in the
share capital of the Company and to make or grant
offers, agreements and options which would or might
require the exercise of such power during and after
the relevant period, not exceeding 20% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of the passing of
this resolution and the said approval shall be
limited accordingly, otherwise than pursuant to: i) a
 rights issue [as specified]; ii) the exercise of any
 option under any Share Option Scheme or similar
arrangement for the grant or issue to option holders
of shares in the Company; iii) any scrip dividend
scheme or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Bye-laws of the Company; and (iv) any specific
authority; [Authority expires the earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-laws of the
Company or any applicable Laws of Bermuda to be held]

PROPOSAL #6.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase its own shares on The Stock Exchange
of Hong Kong Limited [the HKSE] or on any other stock
 exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and the HKSE for this purpose
 or on the Singapore Exchange Securities Trading
Limited, subject to and in accordance with all
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the HKSE or
that of any other stock exchange as amended from time
 to time [as the case may be], during the relevant
period, not exceeding 10% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of the passing of this resolution;
[Authority expires the earlier at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company or any
applicable Laws of Bermuda to be held]

PROPOSAL #6.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolution 6B, the general mandate granted to the
Directors of the Company and for the time being in
force to exercise the powers of the Company to allot
shares, by the addition to the aggregate nominal
amount of the share capital which may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
such general mandate of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted by the Resolution 6B, provided that
 such amount shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of the passing of this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHARP CORPORATION
  TICKER:                N/A             CUSIP:     J71434112
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Continuation of Plan Regarding Large-                        ISSUER          YES        AGAINST           AGAINST
Scale Purchases of Sharp Corporation Shares (Takeover
 Defense Plan)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIKOKU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J72079106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3: Approve Purchase of Own Shares                                ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMADZU CORPORATION
  TICKER:                N/A             CUSIP:     J72165129
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMAMURA CO.,LTD.
  TICKER:                N/A             CUSIP:     J72208101
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMANO INC.
  TICKER:                N/A             CUSIP:     J72262108
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #5: Amend the Compensation to be Received by                      ISSUER          YES          FOR               FOR
 Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIMIZU CORPORATION
  TICKER:                N/A             CUSIP:     J72445117
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIN-ETSU CHEMICAL CO.,LTD.
  TICKER:                N/A             CUSIP:     J72810120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Increase
Board Size to 26

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Options

PROPOSAL #6: Approve Extension of Anti-Takeover                            ISSUER          YES        AGAINST           AGAINST
Defense Measures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINKO ELECTRIC INDUSTRIES CO.,LTD.
  TICKER:                N/A             CUSIP:     J73197105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINKO SECURITIES CO.,LTD.
  TICKER:                N/A             CUSIP:     J73348104
  MEETING DATE:          4/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve merger agreement between Shinko                      ISSUER          YES        AGAINST           AGAINST
 Securities Co., Ltd. and Mizuho Securities Co., Ltd.

PROPOSAL #2.: Amend the Articles of Incorporation (1)                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Amend the Articles of Incorporation (2)                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINSEI BANK,LIMITED
  TICKER:                N/A             CUSIP:     J7385L103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIONOGI & CO.,LTD.
  TICKER:                N/A             CUSIP:     J74229105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Presentation of Retirement Benefits to                       ISSUER          YES          FOR               FOR
a Retiring Director and Reelected Directors since
Abolishment of Retirement Benefit Systems

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIRE LTD
  TICKER:                N/A             CUSIP:     G8124V108
  MEETING DATE:          9/24/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Matthew Emmens as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.: Elect Mr. Angus Russell as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.: Elect Mr. Graham Hetherington as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Elect Dr. Barry Price as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Elect Mr. David Kappler as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Elect Dr. Jeffrey Leiden as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Elect Mr. Patrick Langlois as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Elect Ms. Kate Nealon as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #9.: Elect Mr. David Mott as a Director of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #10.: Elect Dr. Michael Rosenblatt as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Appoint Deloitte & Touche LLP as the                        ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #12.: Authorize the audit, Compliance and                         ISSUER          YES          FOR               FOR
Risk Committee to fix the remuneration of the Auditors

PROPOSAL #13.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 9,331,949

PROPOSAL #S.14: Grant authority to issue of equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 1,399,792

PROPOSAL #S.15: Grant authority to 55,991,697                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #S.16: Approve to change the Company name to                      ISSUER          YES          FOR               FOR
 Shire Plc

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIRE PLC
  TICKER:                N/A             CUSIP:     G8124V108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts for the                       ISSUER          YES          FOR               FOR
YE 31 DEC 2008 together with the Director's report
and the Auditor's report on those accounts

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Dr. Barry Price as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion
the meeting to the conclusion of the AGM of the
Company to be held in 2010

PROPOSAL #5.: Authorize the Audit, Compliance & Risk                       ISSUER          YES          FOR               FOR
Committee of the Board to determine the remuneration
of the Auditors

PROPOSAL #6.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant Securities [as defined in the Company's
Articles of Association] by Article 10 paragraph [B]
of the company's Articles of Association be renewed
and for this purpose the authorized allotment amount
shall be: [a] GBP 9,337,043 of relevant Securities;
and [b] solely in connection with an allotment
pursuant to an offer by way of a rights issue [as
defined in the Company's Articles of Association, but
 only if and to the extent that such offer is
implemented by way of rights], GBP 18,674,086 of
relevant securities comprising equity securities [as
defined in the Company's Articles of Association]
[after deducting from such limit any relevant
securities allotted under paragraph (a) above];
[Authority expires the earlier of the allotment
period on 28 APR 2009 and ending on the earlier of 27
 JUL 2010 or the conclusion of the AGM of the Company
 to be held in 2010]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.7: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of the previous Resolution, to allot
equity securities [as defined in the Company's
Articles of Association] wholly for cash, by Article
10 paragraph (D) of the Company's Articles of
Association be renewed and for this purpose the Non
pre-emptive Amount [as defined in the Company's
Articles of Association ] shall be GBP 1,400,556 of
equity securities; [Authority expires the earlier of
the period commencing on 28 APR 2009 and ending on
the earlier of 27 JUL 2010 or the conclusion of the
AGM of the Company to be held in 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.8: Grant authority to the market purchases                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHISEIDO COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J74358144
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Determination of Provision of Long-term                      ISSUER          YES        AGAINST           AGAINST
 Incentive Type Remuneration to Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHOWA DENKO K.K.
  TICKER:                N/A             CUSIP:     J75046136
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Non-reelection of One Accounting Auditor                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHOWA SHELL SEKIYU K.K.
  TICKER:                N/A             CUSIP:     J75390104
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEMENS AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D69671218
  MEETING DATE:          1/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                            ISSUER          NO           N/A               N/A
Supervisory Board, the corporate governance and
compensation report, and the compliance report for
the 2007/2008 FY

PROPOSAL #2.: Presentation of the Company and group                        ISSUER          NO           N/A               N/A
financial statements and annual reports for the
2007/2008 FY with the report pursuant to Sections
289(4) and 315(4) of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 1,462,725,473.60 as
follows: Payment of a dividend of EUR 1.60 per
entitled share Ex-dividend and payable date: 28 JAN
2009

PROPOSAL #4.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Rudi Lamprecht [Postponement]

PROPOSAL #4.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Juergen Radomski [Postponement]

PROPOSAL #4.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Uriel J. Sharef [Postponement]

PROPOSAL #4.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Klaus Wucherer [Postponement]

PROPOSAL #4.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Loescher

PROPOSAL #4.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Wolfgang Dehen

PROPOSAL #4.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Heinrich Hiesinger

PROPOSAL #4.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Joe Kaeser

PROPOSAL #4.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Eduardo Montes

PROPOSAL #4.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Jim Reid-Anderson

PROPOSAL #4.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Erich R. Reinhardt

PROPOSAL #4.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Hermann Requardt

PROPOSAL #4.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Siegfried Russwurm

PROPOSAL #4.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Board of Managing
Directors: Mr. Peter Y. Solmssen

PROPOSAL #5.1.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Cromme

PROPOSAL #5.2.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Ralf
 Heckmann

PROPOSAL #5.3.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Josef Ackermann

PROPOSAL #5.4.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Lothar Adler

PROPOSAL #5.5.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jean-Louis Beffa

PROPOSAL #5.6.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Gerhard Bieletzki

PROPOSAL #5.7.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Gerd
 von Brandenstein

PROPOSAL #5.8.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. John
 David Coombe

PROPOSAL #5.9.: Ratification of the acts of the                            ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hildegard Cornudet

PROPOSAL #5.10.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Diekmann

PROPOSAL #5.11.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Hans
 Michael Gaul

PROPOSAL #5.12.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Grube

PROPOSAL #5.13.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter Gruss

PROPOSAL #5.14.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Bettina Haller

PROPOSAL #5.15.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Heinz Hawreliuk

PROPOSAL #5.16.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Berthold Huber

PROPOSAL #5.17.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Harald Kern

PROPOSAL #5.18.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Walter Kroell

PROPOSAL #5.19.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Nicola Leibinger-Kammueller

PROPOSAL #5.20.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Michael Mirow

PROPOSAL #5.21.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Werner Moenius

PROPOSAL #5.22.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Roland Motzigemba

PROPOSAL #5.23.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Thomas Rackow

PROPOSAL #5.24.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Hakan Samuelsson

PROPOSAL #5.25.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Dieter Scheitor

PROPOSAL #5.26.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Albrecht Schmidt

PROPOSAL #5.27.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Henning Schulte-Noelle

PROPOSAL #5.28.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Rainer Sieg

PROPOSAL #5.29.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Peter von Siemens

PROPOSAL #5.30.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Jerry I. Speyer

PROPOSAL #5.31.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr.
Birgit Steinborn

PROPOSAL #5.32.: Ratification of the acts of the                           ISSUER          YES          FOR               FOR
individual members of the Supervisory Board: Mr. Iain
 Vallance of Tummel

PROPOSAL #6.: Appointment of auditors for the                              ISSUER          YES          FOR               FOR
2008/2009 FY: Ernst + Young AG, Stuttgart

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices neither
 more than 10% above nor more than 20% below the
market price, between 01 MAR 2009, and 26 JUL 2010,
the Board of Managing Directors shall be authorized
to retire the shares, to use the shares within the
scope of the Company's stock option plans, to issue
the shares to employees and executives of the
Company, and to use the shares to fulfill conversion

PROPOSAL #8.: Authorization to use derivatives for                         ISSUER          YES          FOR               FOR
the acquisition of own shares Supplementary to item
7, the Company shall be authorized to use call and
put options for the purpose of acquiring own shares

PROPOSAL #9.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital, and the corresponding amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 520,800,000 through the issue of up to
173,600,000 new registered shares against cash
payment, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of shares against payment in kind, for residual
amounts, for the granting of subscription rights to
bondholders, and for the issue of shares at a price
not materially below their market price

PROPOSAL #10.: Resolution on the authorization to                          ISSUER          YES          FOR               FOR
issue convertible or warrant bonds, the creation of
new contingent capital, and the corresponding
amendments to the Articles of Association, the Board
of Managing Directors shall be authorized to issue
bonds of up to EUR 15,000,000,000, conferring a
convertible or option right for up to 200,000,000 new
 shares, on or before 26 JAN 2014, shareholders shall
 be granted subscription rights, except for the issue
 of bonds at a price not materially below their
theoretical market value, for residual amounts, and
for the granting of subscription rights to holders of
 previously issued convertible or option rights, the
Company's share capital shall be increased
accordingly by up to EUR 600,000,000 through the
issue of new registered shares, insofar as
convertible or option rights are exercised

PROPOSAL #11.: Resolution on the revision of the                           ISSUER          YES          FOR               FOR
Supervisory Board remuneration, and the corresponding
 amendments to the Articles of Association, the
members of the Supervisory Board shall receive a
fixed annual remuneration of EUR 50,000, plus a
variable remuneration of EUR 150 per EUR 0.01 of the
earnings per share in excess of EUR 1, plus a further
 variable remuneration of EUR 250 per EUR 0.01 by
which the three-year average earnings per share
exceed EUR 2, the Chairman shall receive three times,
 and the Deputy Chairman one and a half times, the
amounts Committee members shall be granted further
remuneration, all members shall receive an attendance
 fee of EUR 1,000 per meeting

PROPOSAL #12.: Amendment to the Articles of                                ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIMS GROUP LTD
  TICKER:                N/A             CUSIP:     Q8505L116
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of                          ISSUER          NO           N/A               N/A
Sims Group Limited [the Company] and its controlled
entities for the YE 30 JUN 2008 and the related
Directors' report, Directors' declaration and the
Auditor's report

PROPOSAL #2.1: Re-elect Mr. Jeremy Sutcliffe as an                         ISSUER          YES          FOR               FOR
Executive Director of the Company, who retires by
rotation at the AGM in accordance with the Company's
Constitution and the ASX Listing Rules

PROPOSAL #2.2: Re-elect Mr. Norman Bobins as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #2.3: Re-elect Mr. Gerald Morris as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #2.4: Re-elect Mr. Robert Lewon as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company,
who retires at the AGM in accordance with the
Company's Constitution and the ASX Listing Rules

PROPOSAL #3.: Approve, for the purposes of ASX                             ISSUER          YES        AGAINST           AGAINST
Listing Rules 7.1 and 10.14 for Mr. Jeremy Sutcliffe,
 Executive Director, to have issued to him
performance rights [Performance Rights] numbering
44,440 and options [Options] numbering 135,435, and
the issue of any Sims Group Limited ordinary shares
upon the exercise of those Performance Rights and
Options under the terms of the Sims Group Long Term
Incentive Plan as specified

PROPOSAL #4.: Approve, for the purposes of ASX                             ISSUER          YES        AGAINST           AGAINST
Listing Rules 7.1 and 10.14 for Mr. Daniel Dienst,
the Group Chief Executive Officer, to have issued to
him 61,092 Performance Rights and 181,654 Options,
and the issue of any Sims Group Limited ordinary
shares upon the exercise of those Performance Rights
and Options under the terms of the Sims Group Long
Term Incentive Plan as specified

PROPOSAL #S.5: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to Sims Metal Management Limited

PROPOSAL #6.: Adopt the Remuneration Report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008 [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIMS GROUP LTD.
  TICKER:                SMS             CUSIP:     829160100
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #2A: TO RE-ELECT MR. JEREMY SUTCLIFFE AS AN                       ISSUER          YES          FOR               FOR
EXECUTIVE DIRECTOR OF THE COMPANY.

PROPOSAL #2B: TO RE-ELECT MR. NORMAN BOBINS AS A NON-                      ISSUER          YES          FOR               FOR
EXECUTIVE DIRECTOR OF THE COMPANY.

PROPOSAL #2C: TO RE-ELECT MR. GERALD MORRIS AS A NON-                      ISSUER          YES          FOR               FOR
EXECUTIVE DIRECTOR OF THE COMPANY.

PROPOSAL #2D: TO RE-ELECT MR. ROBERT LEWON AS A NON-                       ISSUER          YES          FOR               FOR
EXECUTIVE DIRECTOR OF THE COMPANY.

PROPOSAL #03: TO APPROVE THE PARTICIPATION IN THE                          ISSUER          YES        AGAINST           AGAINST
SIMS GROUP LONG TERM INCENTIVE PLAN BY MR. JEREMY

PROPOSAL #04: TO APPROVE THE PARTICIPATION IN THE                          ISSUER          YES        AGAINST           AGAINST
SIMS GROUP LONG TERM INCENTIVE PLAN BY MR. DANIEL

PROPOSAL #05: TO APPROVE THE CHANGE OF COMPANY NAME                        ISSUER          YES          FOR               FOR
TO SIMS METAL MANAGEMENT LIMITED.

PROPOSAL #06: TO ADOPT THE REMUNERATION REPORT FOR                         ISSUER          YES          FOR               FOR
THE YEAR ENDED 30 JUNE 2008.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE AIRLINES LTD
  TICKER:                N/A             CUSIP:     Y7992P128
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued
ordinary shares in the capital of the Company [the
Shares] not exceeding in aggregate the Maximum Limit
[as hereafter defined], at such price or prices as
may be determined by the Directors of the Company
from time to time up to the Maximum Price [as
hereafter defined], whether by way of: i) market
purchase[s] on the Singapore Exchange Securities
Trading Limited [SGX-ST]; and/or ii) off-market
purchase[s] [if effected otherwise than on the SGX-
ST] in accordance with any equal access scheme[s] as
may be determined or formulated by the Directors as
they consider fit, which scheme[s] shall satisfy all
the conditions prescribed by the Companies Act, and
otherwise in accordance with all other laws and
regulations and rules of the SGX-ST as may for the
time being be applicable, and approve [the Share Buy
Back Mandate]; and to complete and do all such acts
and things[including executing such documents as may
be required] as they and/or he may consider expedient
 or necessary to give effect to the transactions
contemplated and/or authorized by this Resolution
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the date by which the

PROPOSAL #2.: Authorize the Company, its subsidiaries                      ISSUER          YES          FOR               FOR
 for the purposes of Chapter 9 of the listing manual
[Chapter 9] of the SGX-ST, and associated Companies
that are entities at risk [as that term is used in
Chapter 9], or any of them, to enter into any of the
transactions falling within the types of interested
person transactions, as specified, provided that such
 transactions are made on normal commercial terms and
 in accordance with the review procedures for such
interested person transactions; [Authority expires at
 the conclusion of the next AGM of the Company]; and
the Directors of the Company to complete and do all
such acts and things [including executing all such
documents as may be required] as they may consider
expedient or necessary or in the interests of the
Company to give effect to the IPT Mandate and/or this
 Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE AIRLINES LTD
  TICKER:                N/A             CUSIP:     Y7992P128
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and audited financial statements for the YE 31 MAR
2008 and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 80 cents                         ISSUER          YES          FOR               FOR
per ordinary share for the YE 31 MAR 2008

PROPOSAL #3.: Re-appoint Sir. Brian Pitman, as a                           ISSUER          YES          FOR               FOR
Director who retires under Section 153[6] of the
Companies Act, Chapter 50, to hold office from the
date of this AGM until the next AGM of the Company

PROPOSAL #4.A: Re-elect Mr. Chia Pei-Yuan as a                             ISSUER          YES          FOR               FOR
Director who retires by rotation in accordance with
Article 82 of the Company's Articles of Association

PROPOSAL #4.B: Re-elect Mr. David Michael Gonski as a                      ISSUER          YES          FOR               FOR
 Director who retires by rotation in accordance with
Article 82 of the Company's Articles of Association

PROPOSAL #5.A: Re-elect Mrs. Christina Ong as a                            ISSUER          YES          FOR               FOR
Director, who are retires in accordance with Article
89 of the Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. Lucien Wong Yuen Kuai as                       ISSUER          YES          FOR               FOR
a Director, who are retires in accordance with
Article 89 of the Company's Articles of Association

PROPOSAL #6.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
1,497,220 for the FYE 31 MAR 2008

PROPOSAL #7.: Approve the Directors' fees of up to                         ISSUER          YES          FOR               FOR
SGD 1,650,000 for the FYE 31 MAR 2009

PROPOSAL #8.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #9.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 161 of the Companies
Act, Chapter 50, to: a) i) issue shares in the
capital of the Company [shares] whether by way of
rights, bonus or otherwise; and/or ii) make or grant
offers, agreements or options [collectively,
Instruments] that might or would require shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and b) [notwithstanding the authority
conferred by this resolution may have ceased to be in
 force] issue shares in pursuance of any Instrument
made or granted by the Directors while this
resolution was in force, provided that: 1) the
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] does not exceed 50% of the total
number of issued shares [excluding treasury shares]
in the capital of the Company [as calculated in
accordance with sub-paragraph [2] below], of which
the aggregate number of shares to be issued other
than on a pro rata basis to shareholders of the
Company [including shares to be issued in pursuance
of Instruments made or granted pursuant to this
resolution] does not exceed 10% of the total number
of issued shares [excluding treasury shares] in the
capital of the Company [as calculated in accordance
with sub-paragraph [2] below]; 2) [subject to such
manner of calculation as may be prescribed by the
Singapore Exchange Securities Trading Limited [SGX-
ST]] for the purpose of determining the aggregate
number of shares that may be issued under sub-
paragraph [1] above, the percentage of issued shares
shall be based on the total number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
resolution is passed; and ii) any subsequent bonus
issue or consolidation or subdivision of shares; 3)
in exercising the authority conferred by this
resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the SGX-ST] and the Articles of
Association for the time being of the Company; and 4)
 [unless revoked or varied by the Company in general
meeting] [Authority expires earlier of the conclusion
 of the next AGM of the Company or the date by which

PROPOSAL #9.2: Authorize the Directors to: a) offer                        ISSUER          YES        AGAINST           AGAINST
and grant options in accordance with the provisions
of the SIA Employee Share Option Plan [Share Option
Plan] and/or to grant awards in accordance with the
provisions of the SIA Performance Share Plan
[Performance Share Plan] and/or the SIA Restricted
Share Plan [Restricted Share Plan] [the Share Option
Plan, the Performance Share Plan and the Restricted
Share Plan, together the 'Share Plans']; and b) allot
 and issue from time to time such number of ordinary
shares in the capital of the Company as may be
required to be issued pursuant to the exercise of
options under the Share Option Plan and/or such
number of fully paid shares as may be required to be
issued pursuant to the vesting of awards under the
Performance Share Plan and/or the Restricted Share
Plan, provided always that the aggregate number of
ordinary shares to be issued pursuant to the Share
Plans shall not exceed 13% of the total number of
issued ordinary shares [excluding treasury shares] in
 the capital of the Company from time to time

PROPOSAL #10.: Transact any other business                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE EXCHANGE LTD
  TICKER:                N/A             CUSIP:     Y79946102
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 [the Companies Act], to
purchase or otherwise acquire issued ordinary shares
in the capital of the Company [Shares] not exceeding
in aggregate the maximum 10% of the total number of
issued shares, at such price or prices as may be
determined by the Directors from time to time up to
the maximum price; i) in the case of a market
purchase of a share, 105% of the average closing
price of the shares and ii) in the case of an off-
market purchase of a share, 110% of the average
closing price of the shares, whether by way of: i)
market purchase(s) on the Singapore Exchange
Securities Trading Limited [SGX-ST] transacted
through the QUEST-ST trading system and/or any other
securities exchange on which the Shares may for the
time being be listed and quoted [Other Exchange];
and/or; ii) off-market purchase(s) [if effected
otherwise than on the SGX-ST or, as the case may be,
Other Exchange] in accordance with any equal access
Scheme(s) as may be determined or formulated by the
Directors as they consider fit, which scheme(s) shall
 satisfy all the conditions prescribed by the
Companies Act, and otherwise in accordance with all
other laws and regulations and rules of the SGX-ST
or, as the case may be, Other Exchange as may for the
 time being be applicable [the Share Purchase
Mandate]; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date
 of the next AGM of the Company as required by Law to
 be held]; and authorize the Directors of the Company
 and/or any of them to complete and do all such acts
and things [including executing such documents as may
 be required] as they and/or he may consider
expedient or necessary to give effect to the
transactions contemplated and/or authorized by this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE EXCHANGE LTD
  TICKER:                N/A             CUSIP:     Y79946102
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the Audited Financial Statements for the FYE 30
JUN 2008 with the Auditor's report thereon

PROPOSAL #2.: Re-appoint Mr. Joseph Yuvaraj Pillay,                        ISSUER          YES          FOR               FOR
as a Director of the Company to hold such office from
 the date of this AGM until the next AGM of the
Company, pursuant to Section 153(6) of the Companies
Act, Chapter 50 of Singapore

PROPOSAL #3.: Re-elect Mr. Hsieh Fu Hua, retiring by                       ISSUER          YES          FOR               FOR
rotation under Article 99A of the Company's Articles
of Association [the Articles]

PROPOSAL #4.: Re-elect Mr. Loh Boon Chye retiring by                       ISSUER          YES          FOR               FOR
rotation under Article 99A of the Articles

PROPOSAL #5.: Re-elect Mr. Ng Kee Choe retiring by                         ISSUER          YES          FOR               FOR
rotation under Article 99A of the Articles

PROPOSAL #6.: Re-elect Mr. Lee Hsien Yang as a                             ISSUER          YES          FOR               FOR
Director, retiring by rotation under Article 99A of
the Articles [Mr. Lee will, upon re-election as a
Director, remain as Chairman of the Audit Committee
and will be considered independent for the purposes
of Rule 704(8) of the Listing Manual of the Singapore
 Exchange Securities Trading Limited]

PROPOSAL #7.: Declare a net final [tax exempt one-                         ISSUER          YES          FOR               FOR
tier] dividend of SGD 0.29 per share for the FYE 30
JUN 2008 [FY2007: SGD 0.30 per share]

PROPOSAL #8.: Approve the sum of SGD 587,500 to be                         ISSUER          YES          FOR               FOR
paid to Mr. Joseph Yuvaraj Pillay as Director's fees
for the FYE 30 JUN 2008 [FY2007: Nil; increase of SGD
 587,500] [as specified]

PROPOSAL #9.: Approve the sum of SGD 1,074,250 to be                       ISSUER          YES          FOR               FOR
paid to all Directors [other than Mr. Joseph Yuvaraj
Pillay] as Directors' fees for the FYE 30 JUN 2008
[FY2007: SGD 767,800; increase of SGD 306,450] [as
specified]

PROPOSAL #10.: Approve the sum of up to SGD 790,000                        ISSUER          YES          FOR               FOR
to be paid to Mr. Joseph Yuvaraj Pillay as Director's
 fees for the FYE 30 JUN 2009 [FY2008: SGD 587,500;
increase of up to SGD 202,500] [as specified]

PROPOSAL #11.: Approve the sum of up to SGD 1,200,000                      ISSUER          YES          FOR               FOR
 to be paid to all Directors [other than Mr. Joseph
Yuvaraj Pillay] as Directors' fees for the FYE 30 JUN
 2009 [FY2008: SGD 1,074,250; increase of up to SGD
125,750] [as specified]

PROPOSAL #12.: Re-appoint Messrs                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #13.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: a) i) issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or ii) make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and b)
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that: 1) the aggregate number of shares to
be issued pursuant to this Resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50 %of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with sub-
paragraph (2) as specified], of which the aggregate
number of shares to be issued other than on a pro
rata basis to shareholders of the Company [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 10 % of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with sub-
paragraph (2) as specified]; 2) [subject to such
manner of calculation as may be prescribed by the
Singapore Exchange Securities Trading Limited [SGX-
ST]] for the purpose of determining the aggregate
number of shares that may be issued under sub-
paragraph (1) above, the percentage of issued shares
shall be based on the total number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this Resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
Resolution is passed; and ii) any subsequent bonus
issue or consolidation or subdivision of shares; 3)
in exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the Monetary Authority of Singapore]
and the Articles of Association for the time being of
 the Company; and 4) [unless revoked or varied by the
 Company in GM] the Authority conferred by this
Resolution shall continue in force until the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #14.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to grant awards in accordance with the provisions of
 the SGX Performance Share Plan and to allot and
issue from time to time such number of ordinary
shares in the capital of the Company as may be
required to be issued pursuant to the exercise of
options under the SGX Share Option Plan and/or such
number of fully-paid shares as may be required to be
issued pursuant to the vesting of awards under the
SGX Performance Share Plan, provided that the
aggregate number of new shares to be issued pursuant
to the SGX Share Option Plan and the SGX Performance
Share Plan shall not exceed 10 % of the total number
of issued ordinary shares [excluding treasury shares]
 in the capital of the Company from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE PRESS HLDGS LTD
  TICKER:                N/A             CUSIP:     Y7990F106
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited accounts for the FYE 31 AUG 2008

PROPOSAL #2.: Declare a final dividend of 9 cents and                      ISSUER          YES          FOR               FOR
 a special dividend of 10 cents, on a tax-exempt
[one-tier] basis, in respect of the FYE 31 AUG 2008

PROPOSAL #3.i: Re-appoint Mr. Ngiam Tong Dow as a                          ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 153(6)
of the Companies Act, Chapter 50 of Singapore [the
Companies Act], to hold such office from the date of
this AGM until the next AGM of the Company

PROPOSAL #3.ii: Re-appoint Mr. Yong Pung How as a                          ISSUER          YES          FOR               FOR
Director of the Company, pursuant to Section 153(6)
of the Companies Act, to hold such office from date
of this AGM until the next AGM of the Company

PROPOSAL #4.i: Re-elect Mr. Cham Tao Soon as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #4.ii: Re-elect Mr. Chan Heng Loon Alan as a                      ISSUER          YES          FOR               FOR
 Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #4.iii: Re-elect Mr. Sum Soon Lim as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #5.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
983,000

PROPOSAL #6.: Appoint the Auditors and authorize the                       ISSUER          YES          FOR               FOR
Directors to fix their remuneration

PROPOSAL #7.: Transact any other business                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.i: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 161of the Companies Act,
 Chapter 50 and the listing Rules of the Singapore
Exchange Securities Trading Limited [the SGX-ST], and
 subject to the provisions of the newspaper and
printing presses Act, Chapter 206, to: issue shares
in the capital of the Company whether by way of
rights, bonus or otherwise; and/or make or grant
offers, agreements or options [collectively,
Instruments] that might or would require shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and [notwithstanding that the authority
conferred by this resolution may have ceased to be in
 force] issue shares in pursuance of any instrument
made or granted by the Directors while this
resolution is in force, provided that: 1) the
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
shares in the capital of the Company [as calculated
in accordance with sub-paragraph (2) below], of which
 the aggregate number of shares to be issued other
than on a pro rata basis to shareholders of the
Company [including shares to be issued in pursuance
of Instruments made or granted pursuant to this
resolution] does not exceed 20% of the total number
of issued shares in the capital of the Company [as
calculated in accordance with sub-paragraph (2)
below]; 2) [subject to such manner of calculation and
 adjustments as may be prescribed by the SGX-ST] for
the purpose of determining the aggregate number of
shares that may be issued under sub-paragraph (1),
the percentage of issued shares shall be based on the
 total number of issued shares in the capital of the
Company at the time this resolution is passed, after
adjusting for: new shares arising from the conversion
 or exercise of any convertible securities or share
options or vesting of share awards which are
outstanding or subsisting at the time this resolution
 is passed; and any subsequent bonus issue,
consolidation or subdivision of shares; 3) in
exercising the authority conferred by this
resolution, the Company shall comply with the
provisions of the listing manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the SGX-ST] and the Articles of
Association for the time being of the Company; and 4)
 [unless revoked or varied by the Company in general
meeting] [authority expires the earlier of the
conclusion of the next AGM of the Company or the date

PROPOSAL #8.ii: Authorize the Directors to grant                           ISSUER          YES        AGAINST           AGAINST
awards in accordance with the provisions of the SPH
Performance Share Plan [the 'SPH Performance Share
Plan'] and to allot and issue such number of ordinary
 shares in the capital of the Company ['Ordinary
Shares'] as may be required to be delivered pursuant
to the vesting of awards under the SPH Performance
Share Plan, provided that the aggregate number of new
 ordinary shares to be allotted and issued and/or to
be allotted, when aggregated with existing ordinary
shares [including Ordinary Shares held in treasury]
delivered and/or to be delivered, pursuant to the
Singapore Press Holdings Group (1999) Share Option
Scheme and the SPH Performance Share Plan, shall not
exceed 10% of the total number of issued Ordinary
Shares from time to time

PROPOSAL #8.iii: Authorize the Directors of the                            ISSUER          YES          FOR               FOR
Company, for the purposes of Sections 76C and 76E of
the Companies Act, to purchase or otherwise acquire
issued ordinary shares not exceeding in aggregate the
 maximum limit [as specified], at such price or
prices as may be determined by the Directors of the
Company from time to time up to the maximum price [as
 specified] whether by way of: market purchases(s) on
 the SGX-ST; and/or off-market purchase(s) (if
effected otherwise than on the SGX-ST) in accordance
with any equal access scheme(s) as may be determined
or formulated by the Directors as they consider fit,
which scheme(s) shall satisfy all the conditions
prescribed by the Companies Act, and otherwise in
accordance with all other Laws and regulations and
rules of the SGX-ST as may for the time being be
applicable; [Authority expires the earlier of the
next AGM of the Company or the date of the next AGM
of the Company is required by the Law to be held]; to
 complete and do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider expedient or necessary to give
 effect to the transactions contemplated and/or
authorize by this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TECHNOLOGIES ENGINEERING LTD
  TICKER:                N/A             CUSIP:     Y7996W103
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and audited accounts for the YE 31 DEC 2008 and the
Auditors' report thereon

PROPOSAL #2.: Declare a final ordinary dividend of                         ISSUER          YES          FOR               FOR
4.0 cents per share and a special dividend of 8.8
cents per share for the YE 31 DEC 2008

PROPOSAL #3.I.: Re-elect Mr. Peter Seah Lim Huat as a                      ISSUER          YES          FOR               FOR
 Director, who retire by rotation pursuant to Article
 98 of the Articles of Association of the Company

PROPOSAL #3.II.: Re-elect Mr. Koh Beng Seng as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retire by rotation
pursuant to Article 98 of the Articles of Association
 of the Company

PROPOSAL #3.III: Re-elect Mr. Winston Tan Tien Hin as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retire by rotation
pursuant to Article 98 of the Articles of Association
 of the Company

PROPOSAL #3.IV.: Re-elect Mr.Quek Poh Huat as a                            ISSUER          YES          FOR               FOR
Director of the Company, who retire by rotation
pursuant to Article 98 of the Articles of Association
 of the Company

PROPOSAL #4.: Approve the sum of SGD 893,166 as the                        ISSUER          YES          FOR               FOR
Directors' fees for the YE 31 DEC 2008; [2007: SGD
901,833]

PROPOSAL #5.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #6.: Authorize the Directors: to issue                            ISSUER          YES          FOR               FOR
shares in the capital of the Company [shares] whether
 by way of rights, bonus or otherwise; and/or make or
 grant offers, agreements or options [collectively,
Instruments] that might or would require shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may, in their absolute discretion,
deem fit; and [notwithstanding the authority
conferred by this resolution may have ceased to be in
 force] issue shares in pursuance of any Instrument
made or granted by the Directors while this
resolution was in force, provided that the: [1]
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution]: [a] by way of renounceable rights
issues on a pro rata basis to shareholders of the
Company [Renounceable Rights Issues] shall not exceed
 100%, of the total number of issued shares in the
capital of the Company excluding treasury shares [as
calculated in this Resolution]; otherwise than by way
 of Renounceable Rights Issues [Other Share Issues]
shall not exceed 50%, of the total number of issued
shares in the capital of the Company excluding
treasury shares [as calculated in accordance with
this Resolution], of which the aggregate number of
shares to be issued other than on a pro rata basis to
 shareholders of the Company shall not exceed 5%, of
the total number of issued shares in the capital of
the Company excluding treasury shares [as calculated
in accordance with Resolution]; [2] the Renounceable
Rights Issues and Other Share Issues shall not, in
aggregate, exceed 100%, of the total number of issued
 shares in the capital of the Company excluding
treasury shares [as calculated in this Resolution];
[3] [subject to such manner of calculation as may be
prescribed by the SGX-ST] for the purpose of
determining the aggregate number of shares that may
be issued under paragraph [1] [A] and [1] [B] above,
the percentage of issued shares shall be based on the
 total number of issued shares in the capital of the
Company at excluding treasury shares the time this
resolution is passed, after adjusting for: [i] new
shares arising from the conversion or exercise of any
 convertible securities or share options or vesting
of share awards which are outstanding or subsisting
at the time this resolution is passed; and [ii] any
subsequent bonus issue or consolidation or
subdivision of shares; [4] in exercising the
authority conferred by this resolution, the Company
shall comply with the provisions of the Listing
Manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Articles of Association for the time
being of the Company; [Authority expires at the
earlier of the conclusion of next AGM of the Company

PROPOSAL #7.: Authorize the Directors to offer and                         ISSUER          YES        AGAINST           AGAINST
grant options in accordance with the provisions of
the Singapore Technologies Engineering Share Option
Plan [Share Option Plan] and/or to grant awards in
accordance with the provisions of the Singapore
Technologies Engineering Performance Share Plan
[Performance Share Plan] and/or the Singapore
Technologies Engineering Restricted Stock Plan
[Restricted Stock Plan] [the Share Option Plan, the
Performance Share Plan and the Restricted Stock Plan,
 together the Share Plans]; and allot and issue from
time to time such number of ordinary shares in the
capital of the Company as may be required to be
issued pursuant to the exercise of options under the
Share Option Plan and/or such number of fully paid
ordinary shares as may be required to be issued
pursuant to the vesting of awards under the
Performance Share Plan and/or the Restricted Stock
Plan, provided that the aggregate number of ordinary
shares to be issued pursuant to the Share Plans shall
 not exceed 15% of the total number of issued
ordinary shares in the capital of the Company
[excluding treasury shares] from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TECHNOLOGIES ENGINEERING LTD
  TICKER:                N/A             CUSIP:     Y7996W103
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, for the purposes                      ISSUER          YES          FOR               FOR
 of Chapter 9 of the Listing Manual [Chapter 9] of
the Singapore Exchange Securities Trading Limited
[the SGX-ST], its subsidiaries and associated
Companies that are entities at risk [as that term is
used in Chapter 9], or any of them, to enter into any
 of the transactions falling within the types of
interested person transactions described in Appendix
1 to the Company's Circular to Shareholders dated 11
MAR 2009 [the Circular] with any party who is of the
class of interested persons as specified, provided
that such transactions are made on normal commercial
terms and in accordance with the review procedures
for such interested person transactions; [authority
expires earlier of the conclusion of the next AGM of
the Company]; and authorize the Directors of the
Company to complete and do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 or in the interests of the Company to give effect to
 the shareholders mandate and/or this resolution

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purpose of Section 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued
ordinary shares in the capital of the Company [the
shares] not exceeding in aggregate the maximum limit
[means that number of issued shares representing 10%
of the total number of issued shares as it the date
of the passing of this resolution [excluding any
shares which are held as treasury shares as at the
date], at such price or prices as may be determined
by the Directors from the time to time up to the
Maximum price in relation to a share to be purchased
or acquired, means the purchase price [excluding
brokerage, stamp duties, applicable goods and
services tax and other related expenses] which shall
not exceed: i) in the case of a Market Purchase of a
share, 105% of the of the shares; and ii) in the case
 of an Off-Market Purchase of a share pursuant to an
equal access scheme, 110% of the of the shares],
whether by way of: a) market purchase(s) on the SGX
ST; and/or b) off-market purchases [if effected
otherwise than on the SGX-ST] in accordance with an
equal access schemes as may be determined or
formulated by the Directors of the Company as they
consider fit, which scheme(s) shall satisfy all the
conditions prescribed by the Companies Act; and
otherwise in accordance with all other Laws and
regulations and rules of the SGX-ST as may for the
time being be applicable [the Share Purchase
Mandate]; and [authority expires the earlier of the
date on which the next AGM of the Company is held or
the date by which the next AGM of the Company is
required By-Law to be held]; and to complete and do
all such acts and things [including executing such
documents as may be required and to approve any
amendments, alterations or modifications to any
documents] as they may consider expedient or

PROPOSAL #S.3: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company be altered in the manner as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TELECOMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y79985209
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 MAR 2008, the Directors'
report and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 6.9 cents                        ISSUER          YES          FOR               FOR
per share in respect of the FYE 31 MAR 2008

PROPOSAL #3.: Re-elect Mr. Graham John Bradley as an                       ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who retire
 by rotation in accordance with Article 97 of the
Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Chumpol NaLamlieng as a                         ISSUER          YES          FOR               FOR
Director, who retire by rotation in accordance with
Article 97 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Nicky Tan Ng Kuang as an                        ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who retire
 by rotation in accordance with Article 97 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Dominic Chiu Fai Ho as an                       ISSUER          YES          FOR               FOR
Independent Member of the Audit Committee, who ceases
 to hold the office in accordance with Article 103 of
 the Company's Articles of Association

PROPOSAL #7.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
by the Company of up to SGD 2,250,000 for the FYE 31
MAR 2009 [2008: up to SGD 2,250,000]

PROPOSAL #8.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors to issue shares                      ISSUER          YES          FOR               FOR
 in the capital of the Company [shares] whether by
way of rights, bonus or otherwise and/or 2) make or
grant offers, agreements or potions [collectively,
Instruments] that might or would require shares to be
 issued including but not limited to the creation and
 issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
shares at any time and upon such terms and conditions
 and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit;
and (ii) issue shares in pursuance of any instrument
made or granted by the Directors while this
resolution was in force; provided that the agreement
number of shares to be issued pursuant to this
resolution [including shares to be issued in
pursuance of instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
shares in the capital of the Company [as calculated
in accordance with this resolution] of which the
aggregate number of shares to be issued other than on
 a pro rata basis to shareholders of the Company
[including shares to be issued in pursuance of
instrument made or granted pursuant to this
resolution] does not exceed 10% of the total number
issued shares in the capital of the Company; (ii)
[subject to such manner of calculation as ,may be
prescribed by the Singapore Exchange Securities
Trading Limited (SGX-ST)] to determine the aggregate
number of shares that may be issued under this
resolution the percentage of issued shares shall be
on that total number of issued shares in the capital
of the Company at the time the resolution is passed
after adjusting for: (a) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
resolution is passed and (b) any subsequent
consolidation or sub division of shares (iii) in
exercising the authority conferred by the resolution
the Company shall comply with the provisions of the
Listing manual of the SGX-ST and the rules of any
other stock exchange on which the shares of the
Company may for time being be listed or quoted for
the time being in force and the Articles of
Association for the time being of the Company and;
[Authority shall continue in force until the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #10.: Authorize the Directors to allot and                        ISSUER          YES          FOR               FOR
issue from time to time such number of shares in the
capital of the Company as may be required to be
issued pursuant to exercise the options under the
Singapore Telecom Share Option Scheme 1999 [1999
scheme] provided always that the aggregate number of
shares to be issued pursuant to be 1999 Scheme shall
not exceed 5% of the total number of issued share
[excluding treasury shares] in the capital of the
Company from time to time as calculated in accordance
 the rules of the 1999 Scheme

PROPOSAL #11.: Authorize the Directors to grant                            ISSUER          YES          FOR               FOR
awards in accordance with the provisions of the Sing
Tel Performance Share Plan [Share plan] and to allot
and issue from time to time such number of fully paid
 up shares in the capital of the Company as may be
required to be issued pursuant to the vesting of
awards under the Share Plan, provided always that the
 aggregate number of shares to be issue pursuant to
the 1999 Scheme and the Share Plan shall not exceed
10% of the total number of issued shares in the
capital of the Company from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE TELECOMMUNICATIONS LTD
  TICKER:                N/A             CUSIP:     Y79985209
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act chapter 50 [the Companies Act], to
purchase or otherwise acquire issued ordinary shares
in the capital of the Company [Shares], not exceeding
 in aggregate the maximum limit [as specified],at
such price or process as may be determined  by the
Directors from time to time up to the maximum price
[as specified] whether by way of: market purchases on
 the Singapore Exchange Securities Trading Limited
[SGX-ST], and/or any other stock exchange on which
the shares may for the time being be listed and
quoted [Other Exchange] and/or off-market purchases
effected otherwise than on the SGX-ST or, as the case
 may be, other exchange] in accordance with any equal
 access scheme(s), as determined or formulated by the
 Directors as they consider fir, which scheme(s)
shall satisfy all the conditions prescribed by the
Companies Act, in the case of a market purchase of a
share 105% of the average closing market price of the
 shares and in case of an off-market purchase of a
share pursuant to an equal access scheme, 110% of the
 average closing market price of the shares and
authorize the Directors of the Company and/or any of
them to do all such acts and things deemed necessary
to give effect to this Resolution; [Authority expires
 the earlier of the next AGM of the Company or the
date by which the next AGM of the Company is required

PROPOSAL #2.: Approve, for the purposes of Rule 10.14                      ISSUER          YES          FOR               FOR
 of the ASX Listing rules, the participation by the
Relevant Person in the Relevant Period specified in
paragraph 3.2 of the Circular to the shareholders and
 the CUFS holders dated 26 JUN 2008 [the Circular] in
 the SingTel Performance Share Plan, on the specified
 terms

PROPOSAL #S.3: Amend Articles 93, 97, 98 and 103 of                        ISSUER          YES          FOR               FOR
the Articles of the Association of the Company as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO LAND CO LTD
  TICKER:                N/A             CUSIP:     Y80267126
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the Directors' and
Independent Auditor's reports for the YE 30 JUN 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.3 per                      ISSUER          YES          FOR               FOR
 ordinary share with an option for scrip dividend

PROPOSAL #3.i: Re-elect Mr. Adrian David Li Man-Kiu                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #3.ii: Re-elect Dr. Fu Yuning as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.iii: Re-elect Mr. Daryl Ng Win Kong as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iv: Re-elect Mr. Ringo Chan Wing Kwong as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.v: Re-elect Mr. Sunny Yeung Kwong as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.vi: Authorize the Board to fix the                             ISSUER          YES          FOR               FOR
Directors' remuneration

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditor for the ensuing year and authorize the
Board to fix their remuneration

PROPOSAL #5.i: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 during the relevant period of all powers of the
Company, to repurchase shares of the Company on the
Stock Exchange of Hong Kong Limited [the Stock
Exchange] or any other Stock Exchange on which the
shares of the Company may be listed and recognized by
 the Securities and Futures Commission and the Stock
Exchange for this purposes, subject to and in
accordance with all applicable Laws and requirements
of the Rules Governing the Listing of Securities on
the Stock Exchange or of any other Stock Exchange as
amended from time to time, not exceeding 10% of the
aggregate nominal amount of the share capital of the
Company; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is to be held by law]

PROPOSAL #5.ii: Authorize the Directors of the                             ISSUER          YES        AGAINST           AGAINST
Company to allot, issue and deal with additional
shares of the Company, to allot, issue or grant
securities of the Company, including bonds,
debentures and notes convertible into shares of the
Company and make or grant offers, agreements and
options during and after the relevant period, not
exceeding 20% of the aggregate nominal amount of the
share capital of the Company and in addition to any
shares which may be issued on the exercise of the
subscription rights under the Company's warrants or
pursuant to any scrip dividend scheme or pursuant to
a rights issue or pursuant to the exercise of any
Share Option Scheme adopted by the Company or
pursuant to any rights of conversion under any
existing convertible bonds, debentures or notes of
the Company, and provided further that these powers
of the Directors and this general mandate shall be
subject to the restrictions that the aggregate
nominal amount of shares allotted or agreed to be
allotted or issued pursuant thereto; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required

PROPOSAL #5.iii: Approve, conditional upon the                             ISSUER          YES        AGAINST           AGAINST
passing of Resolutions 5(i) and 5(ii) above being
passed, the aggregate nominal amount of the shares
which are repurchased by the Company under the
authority granted pursuant to Resolution 5(i) [up to
a maximum of 10% of the aggregate nominal amount of
the share capital of the Company in issue as at the
date of this resolution], to the aggregate nominal
amount of the share capital of the Company that may
be allotted pursuant to Resolution 5(ii)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM
  TICKER:                N/A             CUSIP:     W25381141
  MEETING DATE:          3/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open of the Meeting                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Marcus Wallenberg as the                           ISSUER          YES          FOR               FOR
Chairman of Meeting

PROPOSAL #3.: Approve list of shareholders                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda of the Meeting                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to designate the Inspector(s)                        ISSUER          YES          FOR               FOR
of the minutes of the meeting

PROPOSAL #6.: Acknowledge the proper convening of the                      ISSUER          YES          FOR               FOR
 meeting

PROPOSAL #7.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports and the Auditor's report

PROPOSAL #8.: Receive the President's report                               ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #10.: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
omission of dividends

PROPOSAL #11.: Grant discharge to the Board and the                        ISSUER          YES          FOR               FOR
President

PROPOSAL #12.: Receive the information concerning the                      ISSUER          YES          FOR               FOR
 work of the Nomination Committee

PROPOSAL #13.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members (11) and Deputy Members (0) of the Board

PROPOSAL #14.: Approve: the remuneration of the                            ISSUER          YES        AGAINST           AGAINST
Directors in the aggregate amount of SEK 7.6 Million;
 and the remuneration for the Auditors

PROPOSAL #15.: Re-elect Messrs. Annica Falkengren,                         ISSUER          YES          FOR               FOR
Penny Hughes, Urban Jansson, Tuve Johannesson, Hans-
Joachim Korber, Christine Novakovic, Jesper Ovesen,
Carl Ros, Jacob Wallenberg and Marcus Wallenberg
[Chair] as THE Directors and elect Mr. Tomas Nicolin
as a new Director

PROPOSAL #16.: Authorize the Chairman of Board and                         ISSUER          YES          FOR               FOR
Representatives of 4 of Company's largest
shareholders to serve on the Nominating Committee

PROPOSAL #17.: Approve the issuance of Class A shares                      ISSUER          YES          FOR               FOR
 with preemptive rights; the capitalization of
reserves of up to SEK 30 Billion via transfer from
unrestricted equity to share capital and amend the
Articles accordingly

PROPOSAL #18.: Approve the issuance of Class A shares                      ISSUER          YES        AGAINST           AGAINST
 with preemptive rights; the capitalization of
reserves of up to SEK 30 billion via transfer from
unrestricted equity to share capital; to reduce par
value of common stock to SEK 5.00 from SEK 10.00; and
 amend the Articles

PROPOSAL #19.: Approve the issuance of Class A shares                      ISSUER          YES        AGAINST           AGAINST
 with preemptive rights; the capitalization of
reserves of up to SEK 30 billion via transfer from
unrestricted equity; to reduce the par value of
common stock to SEK 1.00 from SEK 10.00; and amend

PROPOSAL #20.: Approve the Remuneration Policy and                         ISSUER          YES          FOR               FOR
other terms of employment for the Executive Management

PROPOSAL #21.A: Approve the Employee Share Matching                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #21.B: Approve the Restricted Stock Plan                          ISSUER          YES          FOR               FOR

PROPOSAL #21.C: Approve the Deferred Share Bonus Plan                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #21.D: Amend 2008 Executive Incentive Plans                       ISSUER          YES          FOR               FOR

PROPOSAL #22.A: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 3% of own shares for use in its securities
business

PROPOSAL #22.B: Grant authority for the repurchase                         ISSUER          YES        AGAINST           AGAINST
and reissuance of shares for Long-Term Incentive

PROPOSAL #22.C: Grant authority for the reissuance of                      ISSUER          YES        AGAINST           AGAINST
 repurchased shares for 2009 Long-Term Incentive

PROPOSAL #22.D: Grant authority for the repurchase of                      ISSUER          YES          FOR               FOR
 up to 20 Million shares

PROPOSAL #23.: Appoint the Auditors of Foundations                         ISSUER          YES          FOR               FOR
that have delegated their business to the Bank

PROPOSAL #24.: Close the Meeting                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SKANSKA AB
  TICKER:                N/A             CUSIP:     W83567110
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger as the                            ISSUER          NO           N/A               N/A
Chairman of the Meeting

PROPOSAL #3.: Preparation and approval of the list of                      ISSUER          NO           N/A               N/A
 shareholders entitled to vote at the meeting

PROPOSAL #4.: Approval of agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 2 persons to check the                           ISSUER          NO           N/A               N/A
minutes together with the Chairman

PROPOSAL #6.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #7.: Address by the Chairman, followed by                         ISSUER          NO           N/A               N/A
the President's address

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors report for 2008 and the consolidated
accounts and the Auditors report for the consolidated
 accounts for 2008

PROPOSAL #9.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and the consolidated income statement and the
consolidated balance sheet

PROPOSAL #10.: Approve an ordinary dividend of SEK                         ISSUER          YES          FOR               FOR
5.25 per share for FY 2008; and 09 APR 2009 as the
record date for payment of the dividend; if the
Meeting votes in favor of this motion, it is expected
 that Euroclear Sweden AB will make dividend payments
 on 16 APR 2009

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Board and the President from liability for the FY

PROPOSAL #12.: Elect the number of Board Members at                        ISSUER          YES          FOR               FOR
8, no deputies and 1 Auditor

PROPOSAL #13.: Approve a fee of SEK 1,350,000 be paid                      ISSUER          YES          FOR               FOR
 to the Chairman of the Board of Directors and SEK
450,000 to each of the other Board Members elected by
 the meeting, with the exception of the President; a
special appropriation of SEK 150,000 for each of the
Members on the Project Committee, SEK 100,000 to each
 of the Members on the Audit Committee and SEK
125,000 to its Chairman, and SEK 75,000 to each of
the Members on the Remuneration Committee; the
proposed fees and compensation for committee work is
unchanged from the preceding year; the proposed
compensation for committee work does not apply to
Board Members who are employed in the Group and that
the fee to the Auditor be paid in the amount shown on

PROPOSAL #14.: Re-elect Messrs. Finn Johnsson, Johan                       ISSUER          YES        AGAINST           AGAINST
Karlstrom, Bengt Kjell, Sverker Martin-Lof, Sir
Adrian Montague, Lars Pettersson, Matti Sundberg and
new election of Mr. Stuart Graham as the Board
Members; Mr. Jane Garvey declined re-election; and
re-elect Mr. Sverker Martin-Lof as the Board Chairman

PROPOSAL #15.: Re-elect KPMG AB as the Auditor of the                      ISSUER          YES          FOR               FOR
 Company for a four-year mandate period, that is,
until the close of the Annual Shareholder's Meeting
to be held during the fourth FY after election as
Auditor; KPMG AB has announced that Authorized Public
 Accountant Mr. George Pettersson will have the main
responsibility of the Audit

PROPOSAL #16.: Appoint the Members of the Nomination                       ISSUER          YES          FOR               FOR
Committee and matters regarding as specified in the
Nomination Committee's Motion

PROPOSAL #17.: Approve the guidelines for salaries                         ISSUER          YES          FOR               FOR
and other remuneration to the Senior Executives as
specified

PROPOSAL #18.: Authorize the Board to decide on                            ISSUER          YES          FOR               FOR
acquisitions of own Series B shares on the following
terms: acquisitions may only be made on the NASDAQ
OMX Stockholm Exchange at a price within the
applicable range of prices at any given time, meaning
 the interval between the highest purchase price and
lowest selling price; the authorization may be used
on one or more occasions, however, not longer than
until the 2010 Annual Shareholder's Meeting; a
maximum of 4,500,000 Series B shares in Skanska may
be acquired for securing delivery of shares to
participants in the Program

PROPOSAL #19.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SKF AB
  TICKER:                N/A             CUSIP:     W84237143
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Leif Ostling as the                          ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Drawing up and approval of the voting                        ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of the persons to verify the                        ISSUER          NO           N/A               N/A
minutes

PROPOSAL #6.: Consideration of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #7.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
audit report as well as consolidated accounts and
audit report for the Group

PROPOSAL #8.: Address by the President                                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adopt  the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and consolidated income statement and
consolidated balance sheet

PROPOSAL #10.: Approve a dividend for the FY 2008 of                       ISSUER          YES          FOR               FOR
SEK 3.50 per share; and that shareholders with
holdings recorded on Friday, 24 APR 2009 be entitled
to receive the proposed dividend; subject to
resolution by the AGM in accordance with this
proposal, it is expected that Euroclear will
distribute the dividend on Wednesday, 29 APR 2009

PROPOSAL #11.: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and the President from liability

PROPOSAL #12.: Approve to determine number of Board                        ISSUER          YES          FOR               FOR
Members as 9 without Deputy Members

PROPOSAL #13.: Approve that the Board of Directors,                        ISSUER          YES          FOR               FOR
for the period up to the end of the next AGM, receive
 a fee according to the following: a firm allotment
of SEK 3,175,000, to be distributed with SEK 900,000
to the Chairman of the Board of Directors and with
SEK 325,000 to each of the other Board Members
elected by the AGM and not employed by the Company; a
 variable allotment corresponding to the value,
calculated as below, of 3,200 Company shares of
series B to be received by the Chairman and 1,200
shares of series B to be received by each of the
other Board Members; an allotment for Committee work
of SEK 575,000 to be divided with SEK 150,000 to the
Chairman of the Audit Committee, with SEK 100,000 to
each of the other Members of the Audit Committee and
with SEK 75,000 to each of the Members of the
Remuneration Committee; a prerequisite for obtaining
an allotment is that the Board Member is elected by
the AGM and not employed by the Company; when
deciding upon the variable allotment, the value of a
share of series B shall be determined at the average
latest payment rate according to the quotations on
the NASDAQ OMX Stockholm AB during the 5 trading days
 after publication of the Company's press release for
 the FY 2009

PROPOSAL #14.: Re-elect Messrs. Leif Ostling, Ulla                         ISSUER          YES          FOR               FOR
Litzen, Tom Johnstone, Winnie Kin Wah Fok, Hans-Olov
Olsson, Lena Treschow Torell, Peter Grafoner and Lars
 Wedenborn and elect Mr. Joe Loughrey as the Board
Members and Mr. Leif Ostling as the Chairman of the
Board of Directors

PROPOSAL #15.: Approve to determine number of Auditor                      ISSUER          YES          FOR               FOR
 as 1 without any Deputy Auditor

PROPOSAL #16.: Approve that the Auditor is paid for                        ISSUER          YES          FOR               FOR
work performed according to approved invoice

PROPOSAL #17.: Re-elect KPMG as the Auditor for the                        ISSUER          YES          FOR               FOR
time up to the closing of the AGM 2013

PROPOSAL #18.: Approve the principles of remuneration                      ISSUER          YES          FOR               FOR
 of Group Management Members

PROPOSAL #19.: Approve the introduction of SKF'S                           ISSUER          YES        AGAINST           AGAINST
Performance Share Programme 2009

PROPOSAL #20.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide upon the repurchase of the Company's own
shares for the period until the next AGM; the
authorization is proposed to embrace shares of Series
 A as well as Series B

PROPOSAL #21.: Resolution regarding the Nomination                         ISSUER          NO           N/A               N/A
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SKY CITY ENTERTAINMENT GROUP LTD
  TICKER:                N/A             CUSIP:     Q8513Z115
  MEETING DATE:          10/31/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Sir. Dryden Spring as a                             ISSUER          YES          FOR               FOR
Director, who retires from office at the meeting

PROPOSAL #2.: Elect Mr. Peter Cullinane as a                               ISSUER          YES          FOR               FOR
Director, who retires from office at the meeting

PROPOSAL #3.: Elect Ms. Jane Freeman as a Director,                        ISSUER          YES          FOR               FOR
who retires from office at the meeting

PROPOSAL #4.: Approve the issue by Directors to Mr.                        ISSUER          YES          FOR               FOR
Nigel Morrison, Chief Executive Officer of the
Company, on or before 30 OCT 2011, of in aggregate up
 to 2,000,000 share rights under the long term
incentive plan, on the terms and conditions as
specified

PROPOSAL #5.: Authorize the increase in the total                          ISSUER          YES          FOR               FOR
Directors' fees from NZD 750,000 plus GST for each
FY, to NZD 950,000 plus GST for each FY, being an
increase of NZD 200,000 plus GST, and that such
increase take effect from 01 JUL 2008

PROPOSAL #6.: Authorize the Directors to fix the fees                      ISSUER          YES          FOR               FOR
 and expenses of the Auditor of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMC CORPORATION
  TICKER:                N/A             CUSIP:     J75734103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint Accounting Auditors                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITH & NEPHEW GROUP P L C
  TICKER:                N/A             CUSIP:     G82343164
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to confirm the interim dividends                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Lllingworth                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Joseph Papa                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Dr. Rolf Stomberg                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Approve to renew the Directors'                              ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #10.: Amend the French Share Save Plan [2002]                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve to renew the Directors'                             ISSUER          YES          FOR               FOR
authority for the disapplication of pre-emption rights

PROPOSAL #12.: Authorize to renew the Directors'                           ISSUER          YES          FOR               FOR
authority limited to make market purchases of the
Company's own shares

PROPOSAL #13.: Authorize the Directors to continue to                      ISSUER          YES          FOR               FOR
 call general meetings, other than AGM, on 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITHS GROUP PLC
  TICKER:                N/A             CUSIP:     G82401111
  MEETING DATE:          7/28/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Adopt, with effect on and from 01 OCT                       ISSUER          YES          FOR               FOR
2008, the Articles of Association as specified, in
substitution for, and to the exclusion of the current
 Articles of Association

PROPOSAL #2.: Approve the Smiths Group Value Sharing                       ISSUER          YES          FOR               FOR
Plan [the Group VSP], as specified; and authorize the
 Directors to do all such acts and things as they may
 consider appropriate to implement the Group VSP
including the establishment of the Divisional Value
Sharing Plans and the making of any amendments to the
 rules and the establishment of any sub-plans for the
 benefit of employees outside the UK [modified as
necessary to take account of relevant exchange
control, taxation and securities laws of the relevant
 jurisdiction]; and to vote as Directors and be
counted in any quorum on any matter connected with
the Group VSP, notwithstanding that they may be
interested in the same, save that no Director may
vote or be counted in the quorum on any matter solely
 concerning his own participation herein, and that
any prohibition on the Directors' voting shall be
suspended to this extent accordingly

PROPOSAL #3.: Amend the rules of the Smiths Group Co-                      ISSUER          YES          FOR               FOR
investment Plan [the CIP], as specified; and
authorize the Directors to do all such acts and
things as they may consider appropriate to implement
the amended rules of the CIP; and to vote as the
Directors and be counted in any quorum on any manner
connected with the CIP, notwithstanding that they may
 be interested in the same, save that no director may
 vote or be counted in the quorum on any matter
solely concerning his own participation herein, and
that any prohibition on directors' voting shall be
suspended to this extent accordingly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMITHS GROUP PLC
  TICKER:                N/A             CUSIP:     G82401111
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES        AGAINST           AGAINST
report
PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint of Mr. P. Bowman as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor

PROPOSAL #6.: Approve the Auditors remuneration                            ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to renew the powers under                            ISSUER          YES          FOR               FOR
Article 6 and Section 80 of Companies Act 1985

PROPOSAL #S.8: Approve the renew the powers under                          ISSUER          YES          FOR               FOR
Article 7 and Section 95 of Companies Act 1985

PROPOSAL #S.9: Grant authority to make market                              ISSUER          YES          FOR               FOR
purchases of shares

PROPOSAL #10.: Grant authority to make political                           ISSUER          YES          FOR               FOR
donations and expenditure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SNAM RETE GAS SPA
  TICKER:                N/A             CUSIP:     T8578L107
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, pursuant to Resolutions no.                           ISSUER          NO           N/A               N/A
11/07 and no. 253/07 of the Italian Electricity and
Gas Authority, Articles 2 and 19, as well as,
pursuant to Legislative Decree 195/07, Article 10 of
the By-laws of Snam Rete Gas S.p.A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SNAM RETE GAS SPA, SAN DONATO MILANESE (MI)
  TICKER:                N/A             CUSIP:     T8578L107
  MEETING DATE:          3/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors,                            ISSUER          NO           N/A               N/A
pursuant to Article 2443 of the Italian Civil Code,
to increase the Company's share capital through
contribution in cash, by way of a divisible increase,
 for a maximum amount of EUR 3,500,000,000.00

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SNAM RETE GAS SPA, SAN DONATO MILANESE (MI)
  TICKER:                N/A             CUSIP:     T8578L107
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the financial statement and                         ISSUER          NO           N/A               N/A
consolidated financial statement at 31 DEC 2008; and
the Board of Directors, Auditors and Audit firm report

PROPOSAL #2.: Approve to allocate the profits and                          ISSUER          NO           N/A               N/A
Dividend distribution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SNS REAAL N.V.
  TICKER:                N/A             CUSIP:     N8126Z109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Discussion of the written annual                            ISSUER          NO           N/A               N/A
report of the Executive Board

PROPOSAL #2.B: Discussion of the report of the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #3.: Capital injections by the state of the                       ISSUER          NO           N/A               N/A
Netherlands and Stichting Beheer SNS Real

PROPOSAL #4.: Corporate governance                                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: Adopt the financial statement of SNS                         ISSUER          YES          FOR               FOR
Reaal N.V. [the Company] for the 2008 FY

PROPOSAL #6.: Profit retention and dividend policy                         ISSUER          NO           N/A               N/A
discussion of the profit retention and dividend
policy and the accountability of the Executive Board
for this policy

PROPOSAL #7.: Grant discharge from liability                               ISSUER          YES          FOR               FOR
[decharge verlening] to the Members of the Executive
Board in office during the 2008 FY for their
supervision of Management during the 2008 FY

PROPOSAL #8.: Grant discharge from liability                               ISSUER          YES          FOR               FOR
[decharge verlening] to the Members of the
Supervisory Board in office during the 2008 FY for
their supervision of the Management during the 2008 FY

PROPOSAL #9.A: Approve the appointment of the                              ISSUER          YES          FOR               FOR
Executive Board as the body authorized to decide to
issue ordinary shares and grant rights to subscribe
for ordinary shares

PROPOSAL #9.B: Approve the appointment of the                              ISSUER          YES          FOR               FOR
Executive Board as the body authorized to decide to
restrict or exclude the pre-emptive right accruing to
 the shareholders in respect of the implementation of
 the issuance of ordinary shares and the granting of
rights in respect thereof set out at above

PROPOSAL #10.: Authorize the Executive Board to cause                      ISSUER          YES          FOR               FOR
 the Company to repurchase ordinary shares in the
share capital of the Company

PROPOSAL #11.: The composition of the Executive Board                      ISSUER          NO           N/A               N/A
 announcement by the Supervisory Board of the
proposed appointment of Mr. F.K.V. Lamp as Member of
the Executive Board and Chief Financial Officer of
the Company

PROPOSAL #12.A: Approve to determine the number of                         ISSUER          YES          FOR               FOR
Members of the Company's Supervisory Board to be 10
Members

PROPOSAL #12.B: Re-appoint Mr. H. Muller as Member of                      ISSUER          YES          FOR               FOR
 the Supervisory Board

PROPOSAL #12.C: Appoint Mr. R. Zwartendijk as the                          ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #12.D: Appoint Mr. J.A. Nijhuis as the                            ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #12.E: Appoint Mrs. C.M. Insinger as the                          ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #12.F: Appoint Mr. L.J. Wijngaarden as the                        ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #13.: Approve the determination to continue                       ISSUER          YES          FOR               FOR
the current remuneration for the Members of the
Supervisory Board

PROPOSAL #14.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #15.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETE GENERALE, PARIS
  TICKER:                N/A             CUSIP:     F43638141
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented,
showing losses of EUR 2,963,598,323.26

PROPOSAL #O.2: Approve to record the loss for the                          ISSUER          YES          FOR               FOR
year as a deficit in retained earnings, following
this appropriation, the retained earnings account of
EUR 6,363 ,246,855.22 will show a new balance of EUR
3,399,648,531.96, global dividends deducted from the
retained earnings account: EUR 696,872,692. 80 the
shareholders will receive a net dividend of EUR 1.20
per share of a par value of EUR 1.25, and will
entitle to the 40% deduction provided by the French
Tax Code, this dividend will be paid on 09 JUN 2009,
as required by Law, it is reminded that, for the last
 3 FY, the dividends paid, were as: EUR 4.50 for FY
2005 EUR 5.20 for FY 2006 EUR 0.90 for FY 2007

PROPOSAL #O.3: Approve the dividend payment will to                        ISSUER          YES          FOR               FOR
be carried out in new shares as per the conditions:
reinvestment period will be effective from 27 MAY
2009 to 10 JUN 2009, after the shareholders will
receive the dividend payment in cash, the new shares
will be created with dividend rights as of 01 JAN
2009, and authorize the Board of Directors to take
all necessary measures and accomplish all necessary

PROPOSAL #O.4: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.5: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements governed by the Article L.225-38 of the
 French Code

PROPOSAL #O.6: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favor of Mr. Daniel
Bouton, Mr. Phileppe Citerene and Mr. Didier LIX by
the Article L.225-42-1 of the French Code

PROPOSAL #O.7: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement commitments in favour of Mr. Severin
Cabannes and Mr. Frederic Oudea by the Article L.225-
42-1 of the French Code

PROPOSAL #O.8: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on retirement indemnity commitments in favor of Mr.
Frederic Oudea by the Article L.225-42-1 of the
French Code

PROPOSAL #O.9: Renew the appointment of Mr. Jean                           ISSUER          YES          FOR               FOR
Azema as a Director for a 4 year period

PROPOSAL #O.10: Renew the appointment of Mrs.                              ISSUER          YES          FOR               FOR
Elisabeth Lulin as a Director for a 4 year period

PROPOSAL #O.11: Ratify the Co-optation of Mr. Robert                       ISSUER          YES          FOR               FOR
Castaigne as a Director, to replace Mr. Elie Cohen,
resigning, for the remaining time of Mr. Elie Cohen's
 term of office, until the shareholders' meeting
called in 2010 and to approve the financial
statements for the FY

PROPOSAL #O.12: Appoint Mr. Jean-Bernard Levy as a                         ISSUER          YES          FOR               FOR
director for a 4-year period

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade by all means, in the Company's shares on the
stock market, subject to the conditions: maximum
purchase price: EUR 105.00, maximum number of shares
to be acquired: 58,072,724, i.e.10% of the share
capital, maximum funds invested in the share
buybacks: EUR 6,097,636,020.00; [Authority expires
after18-month period], this authorization supersedes
the unspent remaining period of the authorization
granted by the shareholders' meeting of 27 MAY 27
2008 in its Resolution 9, the shareholders' meeting
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all

PROPOSAL #E.14: Approve to add Article 20 granting                         ISSUER          YES        AGAINST           AGAINST
powers to the Bylaws

PROPOSAL #E.15: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
under approval of resolution 16, to increase the
share capital up to a maximum nominal amount of EUR
241,900,000,00, that is 33.3% of the share capital,
by issuance of preference shares without voting right
 and preferred subscribed rights for any cash capital
 increase; [Authority expires after 14 month period]

PROPOSAL #E.16: Approve to introduce preference                            ISSUER          YES          FOR               FOR
shares within the bylaws subject to approval of
Resolution 16, consequently, a new class of shares
known as B shares will be created composed with
preference shares without voting right and
preferential subscription right for any cash capital
increase; the share capital will be divided into 2
Classes of shares A shares, corresponding to all
ordinary shares, and B shares accordingly, and
authorize the Board of Directors to amend the

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, on one or more occasions,
 and its sole discretion, by issuing shares or
securities giving access to the share capital in
favor of employees of the Company and its
subsidiaries who are Members of a Company savings
plan; [Authority expires after 14 month period]; and
for a nominal amount that shall not exceed 1.75% of
the share capital, the Global amount of capital
increase carried out under this present Resolution
shall count against the ones specified in 10 and 11
Resolutions of the combined shareholders' meeting
held on 27 MAY 2008, and approve to cancel the
shareholders preferential subscription rights in
favor of Members of the said savings plan, this
authorization supersedes unspent remaining period of
the authorization granted by shareholders' meeting of
 27 MAY 2008, in its Resolution 14, expect what
concerns the completion of the share capital
increases reserved for Members of a Company savings
plan which has been set by the Board of Directors
during its meeting of 17 FEB 2009, and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Approve to increase the ceiling of                         ISSUER          YES          FOR               FOR
capital increase with the shareholder's preferential
subscription right maintained set forth in the
Resolution 10 granted by the shareholders meeting
held on 27 MAY 2008; the global amount of share
capital increase originally set at EUR 220,000,000.00
 will increase to EUR 360,000,000.00 i.e., 30.2% to
49.6% of the share capital; [Authority expires after
26 month period]

PROPOSAL #E.19: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SODEXO, SAINT QUENTIN EN YVELINES
  TICKER:                N/A             CUSIP:     F84941123
  MEETING DATE:          1/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve of the annual and consolidated                      ISSUER          YES          FOR               FOR
 financial statements for the year 2007-2008,
noticing of an earning income, as consequence, final
discharge to Director

PROPOSAL #O.2: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
income setting the dividend per share and payment
from 02 FEB 2009 if at the payment date the Company
holds certain of its own shares, the corresponding
amount of dividend will not be paid and will be
allocated to the carried forward account

PROPOSAL #O.3: Ratify the head office transfer from 3                      ISSUER          YES          FOR               FOR
 a venue Newton 78180 Montiginy Le Bretonneux to 255
Quai De La Bataille De Stalingrad 92130 Issy-Les-
Moulineaux since 24 MAR 2008

PROPOSAL #O.4: Approve the agreements covered by the                       ISSUER          YES          FOR               FOR
Article L 225-38 of the Commercial Law

PROPOSAL #O.5: Approve the agreement in which Mr.                          ISSUER          YES          FOR               FOR
Michel Landel could receive a compensation equal to
twice of the annual gross income in case of end of
his mandate as Chief Executive Officer, excepted in
case of resignation, retirement or removal for
serious offence, these performances criteria linked
to the allocation of this compensation are an annual
development of the consolidated operational result of
 the group equal or superior to 5% for each of the
three latest FY, this commitment cancels and replaces
 any other of the Company or of the Group

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase shares of the Company within the limit of
10% of capital, setting the maximum purchase price
per share and the total amount of these purchases
carried out, all powers to the Board of Directors

PROPOSAL #O.7: Approve the renewal of the mandate of                       ISSUER          YES        AGAINST           AGAINST
Mr. Bernard Bellon as a Director

PROPOSAL #O.8: Appoint Mr. Michel Landel as a                              ISSUER          YES          FOR               FOR
Director as a substitute for Mr. Francois Perigot who
 has resigned

PROPOSAL #O.9: Approve the renewal of the Company                          ISSUER          YES          FOR               FOR
KPMG SA S mandate as Co-Statutory Auditor with tenure
 and appoint Mr. Bernard Perot as a substitute Co-
Statutory Auditor

PROPOSAL #O.10: Approve the Directors fees                                 ISSUER          YES          FOR               FOR

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce capital by cancellation, INE one or several
times, of all or part of shares purchased by the
Company, within the limit of 10% of capital, all
powers to the Board of Directors

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options giving right to the subscription of new
 shares to be issued or options diving right to
purchase existing shares of the Company in favour of
employees and social representatives of the company
and related Companies, within the limit of 10%
setting the subscription and purchase price of
options, waiving of shareholders to their
preferential subscription right to shares issued, all
 powers to the Board of Directors

PROPOSAL #E.13: Approve the powers for formalities                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOFTBANK CORP.
  TICKER:                N/A             CUSIP:     J75963108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOJITZ CORPORATION
  TICKER:                N/A             CUSIP:     J7608R101
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOLARWORLD AG, BONN
  TICKER:                N/A             CUSIP:     D7045Y103
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 76,864,643.50 as follows:
 payment of a dividend of EUR 0.15 per share EUR
60,106,643.50 shall be allocated to the revenue
reserves ex-dividend and payable date: 22 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: BDO Deutsche Warentreuhand AG, Bonn

PROPOSAL #6.: Approval of an amendment to the Profit                       ISSUER          NO           N/A               N/A
Transfer Agreement with the Company's wholly owned
subsidiary Deutsche Cell GmbH

PROPOSAL #7.: Approval of an amendment to the Profit                       ISSUER          NO           N/A               N/A
Transfer Agreement with the Company's wholly owned
subsidiary Solar Factory GmbH

PROPOSAL #8.: Approval of an amendment to the Profit                       ISSUER          NO           N/A               N/A
Transfer Agreement with the Company's wholly owned
subsidiary SolarWorld Innovations GmbH

PROPOSAL #9.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital, at prices not
deviating more than 15% from the market price, on or
before 20 NOV 2010, the Board of Managing Directors
shall be authorized to retire the shares or to use
the shares for acquisition purposes

PROPOSAL #10.: Resolution on the capping of the                            ISSUER          NO           N/A               N/A
remuneration for the Board of Managing Directors no
Managing Director shall receive remuneration in
excess of twenty times the average income within the
SolarWorld Group of Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOLVAY S A
  TICKER:                N/A             CUSIP:     B82095116
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #o.1: Receive the Management Reports on the                       ISSUER          NO           N/A               N/A
operations of the 2008 FY - External Auditor's reports

PROPOSAL #o.2: Receive the report on Corporate                             ISSUER          NO           N/A               N/A
Governance

PROPOSAL #o.3: Consolidated accounts of the 2008 FY                        ISSUER          NO           N/A               N/A

PROPOSAL #o.4: Approve the annual accounts, the                            ISSUER          NO           N/A               N/A
allocation of profits and the gross dividend
distribution for fully-paid shares at EUR 2.9333, or
EUR 2.20 net of Belgian withholding tax; in view of
the EUR 0.90 [net of Belgian withholding tax] interim
 dividend paid on 15 JAN 2009, the balance of the
dividend to be distributed amounts to EUR 1.30 [net
of Belgian withholding tax], payable as of 19 MAY 2009

PROPOSAL #o.5.1: Grant discharge to the Directors in                       ISSUER          NO           N/A               N/A
office during the FY 2008 for operations falling
within that period

PROPOSAL #o.5.2: Grant discharge to the External                           ISSUER          NO           N/A               N/A
Auditor in office during the FY 2008 for operations
falling within that period

PROPOSAL #o.6.a: Elect Mr. Baron Herve Coppens                             ISSUER          NO           N/A               N/A
d'Eeckenbrugge as a Non-Independent Director to
replace Mr. Baron Hubert de Wangen; his term of
office will expire immediately after the AGM of May

PROPOSAL #o.6.b: Elect Mrs. Petra Mateos-Aparicio                          ISSUER          NO           N/A               N/A
Morales as a Director to replace Dr. Uwe-Ernst Bufe;
her term of office will expire immediately after the
AGM 0f May 2013

PROPOSAL #o.6.c: Appoint Mrs. Petra Mateos-Aparicio                        ISSUER          NO           N/A               N/A
Morales as Independent Director within the Board of
Directors

PROPOSAL #o6d.1: Re-elect successively Mr. Alois                           ISSUER          NO           N/A               N/A
Michielsen as a Director for a period of 4 years; his
 term of office will expire immediately after the AGM
 of May 2013

PROPOSAL #o6d.2: Re-elect successively Mr. Christian                       ISSUER          NO           N/A               N/A
Jourquin as a Director for a period of 4 years; his
term of office will expire immediately after the AGM
of May 2013

PROPOSAL #o6d.3: Re-elect successively Mr. Bernard de                      ISSUER          NO           N/A               N/A
 Laguiche as a Director for a period of 4 years; his
term of office will expire immediately after the AGM
of May 2013

PROPOSAL #o6d.4: Re-elect successively Mr. Knight Guy                      ISSUER          NO           N/A               N/A
 de Selliers de Moranville as a Director for a period
 of 4 years; his term of office will expire
immediately after the AGM of May 2013

PROPOSAL #o6d.5: Re-elect successively Mr. Nicolas                         ISSUER          NO           N/A               N/A
Boel as a Director for a period of 4 years; his term
of office will expire immediately after the AGM of
May 2013

PROPOSAL #o6d.6: Re-elect successively Mr. Karel Van                       ISSUER          NO           N/A               N/A
Miert as a Director for a period of 4 years; his term
 of office will expire immediately after the AGM of
May 2013

PROPOSAL #o6e.1: Approve Mr. Nicolas Boel as                               ISSUER          NO           N/A               N/A
Independent Director within the Board of Directors

PROPOSAL #o6e.2: Approve Mr. Karel Van Miert as                            ISSUER          NO           N/A               N/A
Independent Director within the Board of Directors

PROPOSAL #o.7: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #E.1: Special Report from the Board of                            ISSUER          NO           N/A               N/A
Directors

PROPOSAL #E.2.1: Amend Article 10 quater of the                            ISSUER          NO           N/A               N/A
Articles of Association as specified

PROPOSAL #E.2.2: Amend Article 13 bis of the Articles                      ISSUER          NO           N/A               N/A
 of Association as specified

PROPOSAL #E.2.3: Amend Article 19 Section 3 of the                         ISSUER          NO           N/A               N/A
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOMPO JAPAN INSURANCE INC.
  TICKER:                N/A             CUSIP:     J7620T101
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONIC HEALTHCARE LIMITED
  TICKER:                N/A             CUSIP:     Q8563C107
  MEETING DATE:          11/20/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Peter Campbell as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 71 of the Company's Constitution

PROPOSAL #2.: Re-elect Mr. Lou Panaccio as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires in accordance with
Article 71 of the Company's Constitution

PROPOSAL #3.: Re-elect Mr. Chris Wilks as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company, who retires in accordance with
Article 71 of the Company's Constitution

PROPOSAL #4.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
FYE 30 JUN 2008

PROPOSAL #5.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 7.4 to the issue by the Company on 10
OCT of 4,939,366 ordinary shares to the underwriter
of the Dividend Reinvestment Plan of the Company
[DRP] in relation to the 2008 final dividend of the

PROPOSAL #6.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 7.2 and all other purposes, the issue of
 options, and shares following the valid exercise of
such options, under and in accordance with the terms
of the Sonic Healthcare Limited Employee Option Plan

PROPOSAL #7.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 10.14 and all other purposes, the issue
to, and the acquisition by Dr. Colin Goldschmidt of
1,750,000 options under the Sonic Health Care Limited
 Employee Option Plan and subsequently up to
1,750,000 ordinary shares in the Company following
the valid exercise of any such options subject to the
 terms and conditions as specified

PROPOSAL #8.: Approve, for the purposes of ASX                             ISSUER          YES          FOR               FOR
Listing Rule 10.14 and all other purposes, the issue
to, and the acquisition by Mr. Chris Wilks of 875,000
 options under the Sonic Health Care Limited Employee
 Option Plan and subsequently up to 875,000 ordinary
shares in the Company following the valid exercise of
 any such options subject to the terms and conditions
 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONOVA HLDG AG
  TICKER:                N/A             CUSIP:     H8024W106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
consolidated financial statements, and the financial
statements of Sonova Holding AG for 2008/2009 and
acknowledgment of the reports of the Statutory Auditor

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES        AGAINST           AGAINST
balance profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.1.1: Re-elect Mr. Andy Rihs to the Board                       ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #4.1.2: Re-elect Mr. William D. Dearstyne to                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #4.1.3: Re-elect Dr. Michael Jacobi to the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.4: Re-elect Mr. Robert F. Spoerry to                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #4.2.1: Elect Mr. Anssi Vanjoki to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #4.2.2: Elect Mr. Ronald van der Vis to the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.2.3: Elect Dr. Valentin Chapero Rueda to                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #5.: Elect PricewaterhouseCoopers AG, Zurich                      ISSUER          YES          FOR               FOR
 as the Statutory Auditor

PROPOSAL #6.: Approve to create an authorized capital                      ISSUER          YES          FOR               FOR
 of CHF 165,576 [amendment of Article 5 of the
Articles of Association]

PROPOSAL #7.: Approve the capital reduction owing to                       ISSUER          YES          FOR               FOR
the share buy-back program [amendment of Article 3 of
 the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONY CORPORATION
  TICKER:                N/A             CUSIP:     J76379106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONY FINANCIAL HOLDINGS INC.
  TICKER:                N/A             CUSIP:     J76337104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SQUARE ENIX HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J7659R109
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SSAB SWEDISH STEEL
  TICKER:                N/A             CUSIP:     W8615U108
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Advokat Sven Unger as a                            ISSUER          YES          FOR               FOR
Chairman of the meeting

PROPOSAL #2.: Approve the voting register                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda proposed by the                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.: Elect 1 or 2 person to attest the                            ISSUER          YES          FOR               FOR
minutes of meeting

PROPOSAL #5.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #6.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditors' report, as well as the
consolidated financial statements and the Auditors'
report for the Group, in connection therewith: a) an
address by the Chairman of the Board including a
report on the work of the Board; b) an address by the
 President; c) a report by the Auditor-in-charge
regarding the audit work

PROPOSAL #7.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet as well as the consolidated income statement
and consolidated balance sheet

PROPOSAL #7.b: Approve the allocation of the                               ISSUER          YES          FOR               FOR
Company's profits in accordance with the adopted

PROPOSAL #7.c: Approve the record date for dividends                       ISSUER          YES          FOR               FOR

PROPOSAL #7.d: Grant discharge from liability for the                      ISSUER          YES          FOR               FOR
 Directors and the President

PROPOSAL #8.: Receive the report regarding the work                        ISSUER          YES          FOR               FOR
of the nomination Committee

PROPOSAL #9.: Approve the 9 Directors and no                               ISSUER          YES          FOR               FOR
alternate Directors

PROPOSAL #10.: Approve the Board fees be paid in                           ISSUER          NO           N/A               N/A
amount of SEK 1,200,000 to the Chairman of the Board
and SEK 400,000 to each Director who is not employed
in the Group, Compensation to the Directors in
respect of Committee work shall be paid in the amount
 of SEK 75,000 each, with the exception of the
position of Chairman of the Audit Committee, for
which payment shall be made in the amount of SEK
100,000, fees shall be paid to the Auditor in
accordance with approved invoices

PROPOSAL #11.: Re-elect Messrs. Carl Bennet, Anders                        ISSUER          YES        AGAINST           AGAINST
G. Carlberg, Olof Faxander, Sverker Martin-Lof,
Marianne Nivert, Anders Nyren, Matti Sundberg and
Lars Westerberg; and that John Tulloch be newly

PROPOSAL #12.: Re-elect Mr. Sverker Martin-Lof as the                      ISSUER          YES          FOR               FOR
 Chairman of the Board

PROPOSAL #13.: Authorize the Chairman of the Board,                        ISSUER          YES          FOR               FOR
to invite not less than 3 and not more than 5 of the
major shareholders in terms of votes to each appoint
a Member who, together with the Chairman of the
Board, shall constitute a nomination Committee, the
determination as to which shareholders constitute the
 3 to 5 major shareholders in terms of votes shall be
 based on ownership information from Euroclear Sweden
 AB's [formerly VPC AB] register as per the final day
 of trading in August [grouped by the owner] unless,
not later than the 6 weekday in September, any other
shareholder gives written notice to the Chairman of
the Board and proves his status as one of the 3 to 5
major shareholders in terms of votes, if deemed
appropriate as a consequence of any subsequent change
 in ownership structure, the Nomination Committee
shall be entitled to invite additional shareholders
to assume a place on the Nomination Committee;
however, the total number of Members shall not exceed
 6, the Member representing the largest shareholder
shall be Chairman of the Committee, the composition
of the Nomination Committee shall be published not
later than 6 months prior to the next AGM, in the
event a Member of the Nomination Committee leaves the
 Committee before its work is completed, the Chairman
 of the Board shall invite the same shareholder-or,
if the latter is no longer one of the major
shareholders, the shareholder who, in terms of size
of shareholding, is next entitled-to appoint a
replacement, Members of the Nomination Committee
shall receive no fees, but any costs incurred in the
course of the nomination work shall be borne by the
Company, the term of office of the Nomination
Committee shall extend until the composition of a new

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
determination of salaries and other compensation for
the President and other Senior Executives as specified

PROPOSAL #15.: Amend the Article 1 of the By Laws as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.: Closure of the AGM                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SSAB SWEDISH STEEL
  TICKER:                N/A             CUSIP:     W8615U124
  MEETING DATE:          3/31/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Advokat Sven Unger as a                            ISSUER          YES          FOR               FOR
Chairman of the meeting

PROPOSAL #2.: Approve the voting register                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda proposed by the                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.: Elect 1 or 2 person to attest the                            ISSUER          YES          FOR               FOR
minutes of meeting

PROPOSAL #5.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #6.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditors' report, as well as the
consolidated financial statements and the Auditors'
report for the Group, in connection therewith: a) an
address by the Chairman of the Board including a
report on the work of the Board; b) an address by the
 President; c) a report by the Auditor-in-charge
regarding the audit work

PROPOSAL #7.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet as well as the consolidated income statement
and consolidated balance sheet

PROPOSAL #7.b: Approve the allocation of the                               ISSUER          YES          FOR               FOR
Company's profits in accordance with the adopted

PROPOSAL #7.c: Approve the record date for dividends                       ISSUER          YES          FOR               FOR

PROPOSAL #7.d: Grant discharge from liability for the                      ISSUER          YES          FOR               FOR
 Directors and the President

PROPOSAL #8.: Receive the report regarding the work                        ISSUER          YES          FOR               FOR
of the nomination Committee

PROPOSAL #9.: Approve the 9 Directors and no                               ISSUER          YES          FOR               FOR
alternate Directors

PROPOSAL #10.: Approve the Board fees be paid in                           ISSUER          YES          FOR               FOR
amount of SEK 1,200,000 to the Chairman of the Board
and SEK 400,000 to each Director who is not employed
in the Group, Compensation to the Directors in
respect of Committee work shall be paid in the amount
 of SEK 75,000 each, with the exception of the
position of Chairman of the Audit Committee, for
which payment shall be made in the amount of SEK
100,000, fees shall be paid to the Auditor in
accordance with approved invoices

PROPOSAL #11.: Re-elect Messrs. Carl Bennet, Anders                        ISSUER          YES        AGAINST           AGAINST
G. Carlberg, Olof Faxander, Sverker Martin-Lof,
Marianne Nivert, Anders Nyren, Matti Sundberg and
Lars Westerberg; and that John Tulloch be newly

PROPOSAL #12.: Re-elect Mr. Sverker Martin-Lof as the                      ISSUER          YES          FOR               FOR
 Chairman of the Board

PROPOSAL #13.: Authorize the Chairman of the Board,                        ISSUER          YES          FOR               FOR
to invite not less than 3 and not more than 5 of the
major shareholders in terms of votes to each appoint
a Member who, together with the Chairman of the
Board, shall constitute a nomination Committee, the
determination as to which shareholders constitute the
 3 to 5 major shareholders in terms of votes shall be
 based on ownership information from Euroclear Sweden
 AB's [formerly VPC AB] register as per the final day
 of trading in August [grouped by the owner] unless,
not later than the 6 weekday in September, any other
shareholder gives written notice to the Chairman of
the Board and proves his status as one of the 3 to 5
major shareholders in terms of votes, if deemed
appropriate as a consequence of any subsequent change
 in ownership structure, the Nomination Committee
shall be entitled to invite additional shareholders
to assume a place on the Nomination Committee;
however, the total number of Members shall not exceed
 6, the Member representing the largest shareholder
shall be Chairman of the Committee, the composition
of the Nomination Committee shall be published not
later than 6 months prior to the next AGM, in the
event a Member of the Nomination Committee leaves the
 Committee before its work is completed, the Chairman
 of the Board shall invite the same shareholder-or,
if the latter is no longer one of the major
shareholders, the shareholder who, in terms of size
of shareholding, is next entitled-to appoint a
replacement, Members of the Nomination Committee
shall receive no fees, but any costs incurred in the
course of the nomination work shall be borne by the
Company, the term of office of the Nomination
Committee shall extend until the composition of a new

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
determination of salaries and other compensation for
the President and other Senior Executives as specified

PROPOSAL #15.: Amend the Article 1 of the By Laws as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #16.: Closure of the AGM                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.GEORGE BANK LTD, KOGARAH
  TICKER:                N/A             CUSIP:     Q8757F106
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Share Scheme                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.GEORGE BANK LTD, KOGARAH
  TICKER:                N/A             CUSIP:     Q8757F106
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendment to the Company's                       ISSUER          YES          FOR               FOR
Constitution regarding removal of the 10% limit on
shareholding

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.GEORGE BANK LTD, KOGARAH
  TICKER:                N/A             CUSIP:     Q8757F106
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to and in accordance                       ISSUER          YES          FOR               FOR
with section 411 of the Corporations Act 2001 [Cth],
the scheme of arrangement proposed between St. George
 Bank Limited and the holders of its non-cumulative,
redeemable and convertible preference shares known as
 Saints, as specified and authorize the Board of
Directors of St. George Bank Limited to agree to such
 alterations or conditions as are thought fit by the
court and subject to approval of the scheme of
arrangement by the court, to implement the scheme of
arrangement with any such alterations or conditions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.GEORGE BANK LTD, KOGARAH
  TICKER:                N/A             CUSIP:     Q8757F106
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Option scheme                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STAGECOACH GROUP
  TICKER:                N/A             CUSIP:     G8403M209
  MEETING DATE:          8/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Company's annual                       ISSUER          YES          FOR               FOR
report, including the Directors' report, the
Auditors' report and the financial statements for the
 FYE 30 APR 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the FYE 30 APR 2008

PROPOSAL #3.: Declare a final dividend of 4.05 pence                       ISSUER          YES          FOR               FOR
per Ordinary Share

PROPOSAL #4.: Re-elect Mr. Ewan Brown as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Iain Duffin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Ann Gloag as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Robert Speirs as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Brian Souter as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Approve the changes to the Stagecoach                       ISSUER          YES          FOR               FOR
SAYE Scheme

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.13: Approve to disapply the pre-emption                        ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.14: Approve to renew the share buy-back                        ISSUER          YES          FOR               FOR
authority

PROPOSAL #S.15: Adopt new Articles of Association                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD CHARTERED PLC, LONDON
  TICKER:                N/A             CUSIP:     G84228157
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend of 42.32 US                         ISSUER          YES          FOR               FOR
Cents per ordinary share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Re-elect Mr. Jamie F. T. Dundas as a                         ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #5.: Re-elect Mr. Rudolph H. P. Markham as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #6.: Re-elect Ms. Ruth Markland as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #7.: Re-elect Mr. Richard H. Meddings as an                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. John W. Peace as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Elect Mr. Steve Bertamini  who was                           ISSUER          YES          FOR               FOR
appointed as an Executive Director

PROPOSAL #10.: Elect Mr. John G. H. Paynter who was                        ISSUER          YES          FOR               FOR
appointed as an Non-Executive Director

PROPOSAL #11.: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #12.: Approve to set the Auditors' fees                           ISSUER          YES          FOR               FOR

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Parties or Independent Election Candidates,
 to Political Organizations Other than Political
Parties and Incur EU Political Expenditure up to GBP
100,000

PROPOSAL #14.: Approve to increase the authorized                          ISSUER          YES        AGAINST           AGAINST
share capital

PROPOSAL #15.: Authorize the Board to issue equity                         ISSUER          YES          FOR               FOR
with Rights up to GBP 316,162,105.50 [Relevant
Authorities and Share Dividend Scheme] and additional
 amount of GBP 632,324,211 [Rights Issue] after
deducting any securities issued under the relevant
authorities and Share Dividend Scheme

PROPOSAL #16.: Approve to extend the Directors'                            ISSUER          YES          FOR               FOR
authority to issue equity with pre-emptive rights up
to aggregate nominal amount of USD 189,697,263
pursuant to Paragraph A of Resolution 15 to include
the shares repurchased by the Company under authority
 granted by Resolution 18

PROPOSAL #S.17: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
47,424,315.50

PROPOSAL #s.18: Grant authority to buyback                                 ISSUER          YES          FOR               FOR
189,697,263 ordinary shares for market purchase

PROPOSAL #s.19: Grant authority to buyback for market                      ISSUER          YES          FOR               FOR
 purchase of 477,500 Preference Shares of 5.00 US
Cents and 195,285,000 Preference Shares of GBP 1.00

PROPOSAL #s.20: Adopt the new Articles of Association                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #s.21: Approve to call a general meeting                          ISSUER          YES          FOR               FOR
other than AGM on not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD LIFE PLC
  TICKER:                N/A             CUSIP:     G84278103
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual report                        ISSUER          YES          FOR               FOR
and the accounts for 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend for 2008                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #5.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
Auditors' fees

PROPOSAL #6.a: Re-elect Mr. Crawford Gillies as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.B: Re-elect Mr. Gerry Grimstone as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Authorize the Directors to issue                             ISSUER          YES          FOR               FOR
further shares

PROPOSAL #8.: Approve to disapply share pre-emption                        ISSUER          YES          FOR               FOR
rights

PROPOSAL #9.: Authorize the Company to buy back shares                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to provide limited authority                        ISSUER          YES          FOR               FOR
to make political donations and to incur political
expenditure

PROPOSAL #11.: Approve to allow the Company to call                        ISSUER          YES          FOR               FOR
general meeting on 14 days' notice

PROPOSAL #12.: Approve the offer of a Scrip Dividend                       ISSUER          YES          FOR               FOR
Scheme

PROPOSAL #13.: Approve to make changes to the                              ISSUER          YES          FOR               FOR
Company's Articles of Association in connection with
the proposed Scrip Dividend Scheme

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANLEY ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J76637115
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STATOILHYDRO ASA
  TICKER:                N/A             CUSIP:     R8412T102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM by the Chair of the                       ISSUER          YES          FOR               FOR
Corporate Assembly

PROPOSAL #2.: Elect Mr. Olaug Svarva as the chair of                       ISSUER          YES          FOR               FOR
the Corporate Assembly

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the registration of attending                        ISSUER          YES          FOR               FOR
shareholders and proxies

PROPOSAL #5.: Elect 2 persons to co-sign the minutes                       ISSUER          YES          FOR               FOR
together with the Chair of the Meeting

PROPOSAL #6.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR
for StatoilHydro ASA and the StatoilHydro group for
2008, and the distribution of the dividend of NOK
7.25 per share for 2008 of which the ordinary
dividend is NOK 4.40 per share and the special
dividend is NOK 2.85 per share, the dividend accrues
to the shareholders as of 19 MAY 2009, expected
payment of dividends is 03 JUN 2009

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Company's Auditor

PROPOSAL #8.: Elect 1 deputy Member to the Corporate                       ISSUER          YES        AGAINST           AGAINST
Assembly

PROPOSAL #9.: Approve, in accordance with Section 6-                       ISSUER          YES        AGAINST           AGAINST
16a of the Public Limited Companies Act, the Board of
 Directors will prepare an independent statement
regarding the settlement of salary and other
remuneration for Executive Management, the content of
 the statement is included in note 3 to
StatoilHydro's annual report and accounts for 2008,
which have been prepared in accordance with
accounting principles generally accepted in Norway

PROPOSAL #10.: Authorize the Board of Directors on                         ISSUER          YES        AGAINST           AGAINST
behalf of the Company to acquire StatoilHydro shares
in the market, the authorization may be used to
acquire own shares at a total nominal value of up to
NOK 15,000,000, shares acquired pursuant to this
authorization may only be used for sale and transfer
to employees of the StatoilHydro group as part of the
 group's share saving plan, as approved by the Board
of Directors, the minimum and maximum amount that may
 be paid per share will be NOK 50 and 500
respectively, the authorisation is valid until the
next AGM, but not beyond 30 JUN 2010, this
authorisation replaces the previous authorisation to
acquire own shares for implementation of the share
saving plan for employees granted by the AGM on 20

PROPOSAL #11.: Amend the Section 1 of the Articles of                      ISSUER          YES          FOR               FOR
 Association as specified; authorize the Board to
decide the date for implementation of the amended
Articles of Association, but the date must be not
late than 01 JAN 2010

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: StatoilHydro shall withdraw
from tar sands activities in Canada

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STE DES AUTOROUTES PARIS-RHIN-RHONE ANC.AUTOROUTES
  TICKER:                N/A             CUSIP:     F87829101
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Appoint Mr. Francois Masse as a Board                       ISSUER          YES          FOR               FOR
Member

PROPOSAL #O.6: Appoint Mr. Andrew Hunter as a Board                        ISSUER          YES          FOR               FOR
Member

PROPOSAL #E.7: Amend Article 15.1 of the Statutes                          ISSUER          YES          FOR               FOR

PROPOSAL #E.8: Amend Article 16.1 of the Statutes                          ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Powers                                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STMICROELECTRONICS NV
  TICKER:                N/A             CUSIP:     N83574108
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open Meeting                                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the report of the Management                         ISSUER          NO           N/A               N/A
Board

PROPOSAL #3.: Receive the report of the Supervisory                        ISSUER          NO           N/A               N/A
Board

PROPOSAL #4.A: Adopt the statutory annual accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #4.B: Adopt the dividend of USD 0.12 per                          ISSUER          YES          FOR               FOR
common share for the 2008 FY

PROPOSAL #4.C: Grant discharge to the sole Member of                       ISSUER          YES          FOR               FOR
our Management Board for his Management during the
2008 FY

PROPOSAL #4.D: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board for their Supervision during the
2008 FY

PROPOSAL #5.A: Re-appoint Mr. Douglas John Dunn as a                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board for a 3 year tem
effective as of the 2009 AGM to expire at the end of
the 2012 AGM

PROPOSAL #5.B: Re-appoint Mr. Didier Lamouche as a                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board for a 3 year term
effective as of the 2009 AGM to expire at the end of
the 2012 AGM

PROPOSAL #6.: Approve the stock-based portion of the                       ISSUER          YES        AGAINST           AGAINST
compensation of the President and Chief Executive
Officer

PROPOSAL #7.: Approve the maximum number of                                ISSUER          YES        AGAINST           AGAINST
restricted share awards under per year under the
existing Employee Unvested Share Award Plan

PROPOSAL #8.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to distribute the information                        ISSUER          YES          FOR               FOR
to the shareholders by way of electronic means of
communication

PROPOSAL #10.: Allow questions                                             ISSUER          NO           N/A               N/A

PROPOSAL #11.: Close meeting                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STORA ENSO OYJ, HELSINKI
  TICKER:                N/A             CUSIP:     X21349117
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Call the meeting to order                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to confirm the                           ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,                         ISSUER          NO           N/A               N/A
the report of the Board of Directors and the
auditor's report for the year 2008 - CEO's report

PROPOSAL #7.: Adopt the annual accounts                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve that EUR 0.20 per share, a                           ISSUER          YES          FOR               FOR
maximum aggregate of EUR 157,907,699.80, be
distributed to the shareholders from the share
premium fund of the Parent Company; the distribution
shall be paid after the Finnish National Board of
Patents and Registration has given its consent to the
 decrease of the share premium fund which is expected
 to take place in July 2009 at the earliest

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Chief Executive Officer
from liability

PROPOSAL #10.: Approve the annual remuneration for                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors and Board
Committees as specified

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors at 9 Members

PROPOSAL #12.: Re-elect Messrs. Gunnar Brock, Claes                        ISSUER          YES          FOR               FOR
Dahlback, Dominique Heriard Dubreuil, Birgitta
Kantola, Ilkka Niemi, Juha Rantanen, Matti Vuoria and
 Marcus Wallenberg as the Members of the Board of
Directors until the end of the following AGM and
elect Mr. Hans Straberg as a Member of the Board of
Directors for the same term of office

PROPOSAL #13.: Approve that the remuneration of the                        ISSUER          YES          FOR               FOR
Auditor be paid according to invoice

PROPOSAL #14.: Re-elect Deloitte & Touche OY as the                        ISSUER          YES          FOR               FOR
Auditor of the Company until the end of the following
 AGM

PROPOSAL #15.: Appoint the Nomination Committee                            ISSUER          YES        AGAINST           AGAINST

PROPOSAL #16.: Approve to decrease of the share                            ISSUER          YES          FOR               FOR
premium fund and the reserve fund of the Parent
Company as shown in the balance sheet of the parent
Company as per 31 DEC 2008 will be decreased by an
amount of EUR 1,688,145,310.08, and the reserve fund
as shown in the balance sheet of the Parent Company
as per 31 DEC 2008 by an amount of EUR
353,946,990.12; the decreased amounts shall be
transferred to the invested non-restricted equity
fund; the decrease is proposed to be in addition to
the decrease proposed under Resolution 8 above; the
decrease of the share premium fund and the reserve
fund become effective after the Finnish National
Board of Patents and Registration has given its

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: approve that Stora Enso OYJ
shall no longer procure from the Finnish State
Enterprise Metsahallitus, any wood from forest areas
in forest Lapland that nature conservation
organizations have designated as rare contiguous
wilderness areas formed by old-growth forests, bogs
and fells

PROPOSAL #18.: Decision making order                                       ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STRAUMANN HLDG AG
  TICKER:                N/A             CUSIP:     H8300N119
  MEETING DATE:          3/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the 2008                         ISSUER          YES          FOR               FOR
business report and the reports of the Auditors

PROPOSAL #2.: Approve the 2008 annual report                               ISSUER          YES          FOR               FOR
[including the compensation report], the 2008 annual
financial statements and the 2008 consolidated
financial statements

PROPOSAL #3.: Approve the appropriation of available                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #4.: Grant discharge of the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #5.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Appoint the Auditors for the year 2009                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUEZ ENVIRONNEMENT COMPANY, PARIS
  TICKER:                N/A             CUSIP:     F4984P118
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.4: Approve an agreement concluded with                         ISSUER          YES          FOR               FOR
GDF-Suez and presented in the special report of the
Statutory Auditors

PROPOSAL #O.5: Approve the addendum of the                                 ISSUER          YES          FOR               FOR
shareholders' agreement on 05 JUN 2008 presented in
the special report of the Statutory Auditors,
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.6: Approve the retirement liabilities,                         ISSUER          YES          FOR               FOR
social security and coverage for the benefit of a
Corporate Manager and presented in the special report
 of the Statutory Auditors, referred to in Articles
L.225-38 of the Commercial Code

PROPOSAL #O.7: Approve the agreement made for the                          ISSUER          YES        AGAINST           AGAINST
benefit of a Corporate Manager, referred to in
Article L.225-38 and L.225-42-1 of the Commercial Code

PROPOSAL #O.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital through cancellation of

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to grant options to subscribe or purchase shares

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
allocate free shares

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out the capital increase by issuing shares
reserved for employees of a Company Saving Plan, with
 cancellation of preferential subscription rights in
favor of them

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out the share capital increase, the
cancellation of preferential subscription rights, for
 all entities with the sole object of subscribe, hold
 and dispose the Company's shares or other financial
instruments for the implementation of 1 of multiple
forms of Employees Share Ownership plan of
International Suez Environment Company and its

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
use the Company's shares, permissions and financial
delegations approved by the General Assembly on 15
JUL 2008 and 26 MAY 2009, during a public offer

PROPOSAL #E.15: Authorize the Board of Directors                           ISSUER          YES          FOR               FOR
under the 6th resolution of the Extraordinary and
Ordinary General Assembly of 15 JUL 2008, to reflect
the order of 22 JAN 2009

PROPOSAL #E.16: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original or extract of this report in order to
accomplish all legal formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUEZ, PARIS
  TICKER:                N/A             CUSIP:     F90131115
  MEETING DATE:          7/16/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
rivolam

PROPOSAL #E.2: Approve the spin-off of Suez                                ISSUER          YES          FOR               FOR
environment
PROPOSAL #O.3: Approve the distribution of 65% of                          ISSUER          YES          FOR               FOR
Suez environment to Suez's shareholders

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #E.5: Approve the Merger by absorption of                         ISSUER          YES          FOR               FOR
Suez by GDF

PROPOSAL #O.6: Grant authority for the filing of the                       ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SULZER AG, WINTERTHUR
  TICKER:                N/A             CUSIP:     H83580284
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Annual report [including compensation                        ISSUER          YES          FOR               FOR
report] annual accounts and consolidated financial
statements for 2008; report of the Company's Auditors
 and group's Auditors

PROPOSAL #2.: Appropriation of net profits                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Discharge                                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Re-election of the Board of Directors                       ISSUER          YES          FOR               FOR
Mr. Vladimir V. Kuznetsov [existing] for a 3 year
term of office

PROPOSAL #4.2: Re-election of the Board of Directors                       ISSUER          YES          FOR               FOR
Mr. URS A. Meyer [existing] for a 3 year term of

PROPOSAL #4.3: Re-election of the Board of Directors                       ISSUER          YES          FOR               FOR
Mr. Daniel J. Sauter [existing] for a 3 year term of
office

PROPOSAL #4.4: Re-election of the Board of Directors                       ISSUER          YES          FOR               FOR
Mr. Ulf Berg [existing] for a 3 year term of office

PROPOSAL #5.: Re-election of Auditors                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMCO CORPORATION
  TICKER:                N/A             CUSIP:     J76896109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.5: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Retirement Allowance for                              ISSUER          YES          FOR               FOR
Retiring Corporate Officers, and Payment of Accrued
Benefits associated with Abolition of Retirement
Benefit System for Current Corporate Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO CHEMICAL COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J77153120
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO CORPORATION (SUMITOMO SHOJI KAISHA,LTD.)
  TICKER:                N/A             CUSIP:     J77282119
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Issuance of New Share                                ISSUER          YES          FOR               FOR
Acquisition Rights in the Form of Stock Options to
the Company's Directors

PROPOSAL #7.: Approve Issuance of New Share                                ISSUER          YES          FOR               FOR
Acquisition Rights in the Form of Stock Options
Scheme for a Stock-Linked Compensation Plan to the
Company's Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO ELECTRIC INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J77411114
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO HEAVY INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J77497113
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to (1): Approve Minor                         ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.: Amend Articles to (2): Increase                              ISSUER          YES          FOR               FOR
Authorized Capital to 1,800,000,000 shs.

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO METAL INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J77669133
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Continuation of the Policy                       ISSUER          YES        AGAINST           AGAINST
toward Large-scale Purchases of the Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO METAL MINING CO.,LTD.
  TICKER:                N/A             CUSIP:     J77712123
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO MITSUI FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J7771X109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to:  Allow Use of                             ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO REALTY & DEVELOPMENT CO.,LTD.
  TICKER:                N/A             CUSIP:     J77841112
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUMITOMO RUBBER INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J77884112
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN HUNG KAI PROPERTIES LTD
  TICKER:                N/A             CUSIP:     Y82594121
  MEETING DATE:          12/4/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 30 JUN 2008

PROPOSAL #2.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.I.A: Re-elect Madam Kwong Siu-Hing as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.I.B: Re-elect Dr. Cheung Kin-Tung, Marvin                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.I.C: Re-elect Dr. Lee Shau-Kee as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.I.D: Re-elect Mr. Kwok Ping-Sheung,                            ISSUER          YES          FOR               FOR
Walter as a Director

PROPOSAL #3.I.E: Re-elect Mr. Kwok Ping-Luen, Raymond                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.I.F: Re-elect Mr. Chan Kai-Ming as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.I.G: Re-elect Mr. Wong Yick-Kam, Michael                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.I.H: Re-elect Mr. Wong Chik-Wing, Mike as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.II: Approve to fix the Directors' fees                         ISSUER          YES          FOR               FOR
[the proposed fees to be paid to each Director, each
Vice Chairman and the Chairman for the FY ending 30
JUN 2009 are HKD100,000, HKD110,000 and HKD120,000
respectively]

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[the Directors] during the relevant period to
repurchase shares of the Company and the aggregate
nominal amount of the shares which may be repurchased
 on The Stock Exchange of Hong Kong Limited or any
other stock exchange recognized for this purpose by
the Securities and Futures Commission of Hong Kong
and The Stock Exchange of Hong Kong Limited under the
 Hong Kong Code on Share Repurchases pursuant to the
approval in this resolution shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue at the date of passing this
resolution; [Authority expires at the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by its Articles of
Association or by the laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this resolution, to allot, issue and deal with
additional shares in the capital of the Company and
to make or grant offers, agreements, options and
warrants which might require during and after the end
 of the relevant period and the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to, i) a rights
issue, ii) any option scheme or similar arrangement
for the time being adopted for the grant or issue to
Officers and/or Employees of the Company and/or any
of its subsidiaries of shares or rights to acquire
shares of the Company, iii) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Articles
 of Association of the Company, shall not exceed the
aggregate of: 10% ten per cent of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution plus;
[if the Directors are so authorized by a separate
ordinary resolution of the shareholders of the
Company] the nominal amount of share capital of the
Company repurchased by the Company subsequent to the
passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing this resolution], and the said approval
shall be limited accordingly; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by its
Articles of Association or by the laws of Hong Kong

PROPOSAL #7.: Authorize the Directors to exercise the                      ISSUER          YES        AGAINST           AGAINST
 powers of the Company referred to Resolution 6
convening this meeting in respect of the share
capital of the Company referred to in such resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUNCORP METWAY LTD, SPRING HILL QLD
  TICKER:                N/A             CUSIP:     Q8802S103
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report and the reports of the Directors and the
Auditor for the YE 30 JUN 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 JUN 2008

PROPOSAL #3.a: Re-elect Mr. W.J. Bartlett as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Clause 14(3) of the Company's Constitution

PROPOSAL #3.b: Re-elect Mr. C. Skilton as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in accordance with the
Clause 14(3) of the Company's Constitution

PROPOSAL #3.c: Re-elect Dr. Z.E. Switkowski as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Clause 14(3) of the Company's Constitution

PROPOSAL #S.4: Adopt, the constitution tabled at the                       ISSUER          YES          FOR               FOR
meeting in substitution for and to the exclusion of
the Company's current Constitution effective from the
 close of the meeting

PROPOSAL #5.a: Approve to issue of 15,924,605 shares                       ISSUER          YES          FOR               FOR
to the parties, for the purposes and on the terms as
specified

PROPOSAL #5.b: Approve to issue of 7,350,000                               ISSUER          YES          FOR               FOR
Convertible Preference Shares [CPS] to the parties,
for the purposes and on the terms as specified

PROPOSAL #5.c: Approve to issue of 13,539,048 shares                       ISSUER          YES          FOR               FOR
to the parties, for the purposes and on the terms as
specified

PROPOSAL #5.d: Approve to issue of 23,117,956 shares                       ISSUER          YES          FOR               FOR
to the parties, for the purposes and on the terms as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SURUGA BANK LTD.
  TICKER:                N/A             CUSIP:     J78400108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUZUKEN CO.,LTD.
  TICKER:                N/A             CUSIP:     J78454105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Allow Use of                              ISSUER          YES          FOR               FOR
Electronic Systems for Public Notifications, Approve
Minor Revisions Related to Dematerialization of
Shares and the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUZUKI MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J78529138
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA CELLULOSA AKTIEBOLAGET SCA
  TICKER:                N/A             CUSIP:     W90152120
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect Mr.                         ISSUER          YES          FOR               FOR
Sven Urger, attorney at law, as the Chairman of the
meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 2 persons to check the minutes                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve to determine whether the                             ISSUER          YES          FOR               FOR
meeting has been duly convened

PROPOSAL #5.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the annual report and the                            ISSUER          YES          FOR               FOR
Auditor's report and the consolidated financial
statements and the Auditor's report on the
consolidated financial statements

PROPOSAL #7.: Approve the speeches by the Chairman of                      ISSUER          YES          FOR               FOR
 the Board of Directors and the President

PROPOSAL #8.A: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and of the consolidated income statement and
the consolidated balance sheet

PROPOSAL #8.B: Approve the dividend of SEK 3.50 per                        ISSUER          YES          FOR               FOR
share and that the record date for the dividend, 07
APR 2009, payment through Euro clear Sweden AB is
estimated to be made on 14 APR 2009

PROPOSAL #8.C: Grant discharge from personal                               ISSUER          YES          FOR               FOR
liability of the Directors and the President

PROPOSAL #9.: Approve the number of Directors shall                        ISSUER          YES          FOR               FOR
be 8 with no Deputy Directors

PROPOSAL #10.: Approve the total of remuneration to                        ISSUER          YES          FOR               FOR
the Board of Directors shall amount to SEK 4,600,000
[unchanged], provided that the Board's Committees
consist of the same number of members as last year,
each Director elected by the meeting and who is not
employed by the Company is to receive SEK 450,000,
the Chairman of the Board of Directors is to receive
SEK 1,350,000 Members of the remuneration committee
are to receive additional remuneration of SEK 75,000
and Members of the audit committee are to receive
additional remuneration of SEK 100,000, the Chairman
of the audit committee is to receive additional
remuneration of SEK 125,000, remuneration to the
auditor is to be paid according to the approved

PROPOSAL #11.: Re-elect Messrs. Rolf Borjesson, Soren                      ISSUER          YES        AGAINST           AGAINST
 Gyll, Tom Hedelius, Leif Johansson, Sverker Martin-
Lof, Anders Nyren, Barbara Milian Thoralfsson and Jan
 Johansson, whereby Sverker Martin-Lof as Chairman of
 the Board of Directors

PROPOSAL #12.: Approve the resolution on the                               ISSUER          YES          FOR               FOR
nomination committee for the AGM 2010

PROPOSAL #13.: Approve the resolution on guidelines                        ISSUER          YES          FOR               FOR
for remuneration of the Senior Management

PROPOSAL #14.: Close of the meeting                                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVENSKA HANDELSBANKEN AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W90937181
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Unger as the                            ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Establishment and approval of the list                       ISSUER          NO           N/A               N/A
of the voters

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of the persons to countersign                       ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determining whether the meeting has                          ISSUER          NO           N/A               N/A
been duly called

PROPOSAL #7.: Receive the annual accounts and the                          ISSUER          NO           N/A               N/A
Auditors' report, as well as the consolidated annual
accounts and the Auditor's report for the group, for
2008; in connection with this: a presentation of the
past year's work by the Board and its Committees; a
speech by the Group Chief Executive, and any
questions from shareholders to the Board and Senior
Management of the Bank; presentation of audit work

PROPOSAL #8.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 7 per share,                       ISSUER          YES          FOR               FOR
and that Tuesday, 05 MAY be the record day for the
receiving of dividends; if the meeting resolves in
accordance with the proposal, Euroclear expects to
distribute the dividend on Friday, 08 May 2009

PROPOSAL #10.: Grant discharge, from liability, to                         ISSUER          YES          FOR               FOR
the Members of the Board and the Group Chief
Executive for the period referred to in the financial

PROPOSAL #11.: Approve that the Bank, in order to                          ISSUER          YES          FOR               FOR
facilitate its securities operations, shall have the
right to acquire its own class A and/or class B
shares for the Bank's trading book during the period
until the AGM in 2010 pursuant to Chapter 7, Section
6 of the Swedish Securities Market Act [2007:258], on
 condition that its own shares in the trading book
shall not at any time exceed 2% of all shares in the
bank

PROPOSAL #12.: Approve that the Board comprise an                          ISSUER          YES          FOR               FOR
unchanged number [12] of Members

PROPOSAL #13.: Approve to determine fees for Board                         ISSUER          YES          FOR               FOR
Members and the Auditors as follows: SEK 2,350,000 to
 the Chairman, SEK 675,000 to each of the 2 Vice
Chairmen, and SEK 450,000 to each of the remaining
Members; for Committee work, the following fees are
proposed: SEK 250,000 to each Member of the Credit
Committee, SEK 100,000 to each Member of the
Remuneration Committee, SEK 175,000 to the Chairman
of the Audit Committee, and SEK 125,000 to the
remaining Members of the Audit Committee, in all
cases, the proposed amounts are unchanged from the
resolutions of the AGM in 2008 and that the
remuneration be paid to the Auditors on approved

PROPOSAL #14.: Re-elect all the Members of the Board                       ISSUER          YES        AGAINST           AGAINST
with the exception of Ms. Pirkko Alitalo and Ms.
Sigrun Hjelmqvist; elect Ms. Lone Fonss Schroder and
Mr. Jan Johansson as the Board Members

PROPOSAL #15.: Approve that the same guidelines for                        ISSUER          YES          FOR               FOR
remuneration for Senior Management that were adopted
by the AGM in 2008 be adopted by the AGM in 2009 for
the period until the end of the AGM in 2010

PROPOSAL #16.: Approve the resolution on a Nomination                      ISSUER          YES          FOR               FOR
 Committee for the AGM in 2010

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: approve to allocate SEK 50m of this year's
 profits to a fund/foundation names Creating a decent
 Sweden'

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWEDBANK AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W9423X102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and address by                        ISSUER          NO           N/A               N/A
the Chair

PROPOSAL #2.: Elect Mr. Axel Calissendorff as the                          ISSUER          YES          FOR               FOR
Chair of the meeting

PROPOSAL #3.: Preparation and Approval of the voting                       ISSUER          YES          FOR               FOR
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appointment of 2 persons to verify the                       ISSUER          YES          FOR               FOR
minutes

PROPOSAL #6.: Decision whether the the meeting has                         ISSUER          YES          FOR               FOR
been properly convened

PROPOSAL #7.a: Presentation of the annual report of                        ISSUER          NO           N/A               N/A
the Board of Directors and the consolidated accounts
for the FY 2008

PROPOSAL #7.b: Address by the Chief Executive Officer                      ISSUER          NO           N/A               N/A

PROPOSAL #7.c: Presentation of the  Auditor's reports                      ISSUER          NO           N/A               N/A
 for the bank and the group for the FY 2008

PROPOSAL #8.: Approval the profit and loss account                         ISSUER          YES          FOR               FOR
and the balance sheet of the Bank and the
consolidated profit and loss account and consolidated
 balance sheet for the FY 2008

PROPOSAL #9.: Approval of the allocation of the                            ISSUER          YES          FOR               FOR
bank's profit in accordance with the adopted balance
sheet; the Board proposes that no dividend is
declared for the FY 2008 and that the unappropriated
earnings at the disposal of the AGM are carried

PROPOSAL #10.: Decision whether to discharge to the                        ISSUER          YES          FOR               FOR
Directors and the Chief Executive Officer from
liability for their administration

PROPOSAL #11.: Determination of the number of                              ISSUER          YES          FOR               FOR
Directors at 8

PROPOSAL #12.: The nomination committee proposes no                        ISSUER          YES          FOR               FOR
changes to the fees to be paid to the Directors as
follows: SEK 1,350,000 to the Chair, SEK 675,000 to
the Deputy Chair and SEK 400,000 to each of the other
 Directors; each Director being a Member of the
Credit Committee be paid a fee of SEK 250,000, the
Director being the Chair of the Audit Committee be
paid a fee of SEK 175,000 and each of the other
Directors being Members of said Committee be paid a
fee of SEK 125,000, respectively; each Director being
 a Member of the Remuneration Committee be paid a fee
 of SEK 100,000; that the Chair of the Board of
Directors shall receive, in addition to the fees as
set out above, a salary increase of SEK 100,000 as of
 01 JAN 2009 so that the annual pension qualifying
salary after said increase is SEK 3,075,000; and the
Auditor's fees be payable as invoiced

PROPOSAL #13.: The nomination Committee proposes, for                      ISSUER          YES          FOR               FOR
 the period until the conclusion of the next AGM,
that the re-election of the Directors will be made of
 Messrs. Ulrika Francke, Berith Hagglund-Marcus,
Helle Kruse Nielsen and Carl Eric Stalberg and that
new election will be made of  Messrs. Anders Igel,
Pia Rudengren, Anders Sundstrom and Karl-Henrik
Sundstrom; Messrs Gail Buyske, Simon Ellis, Goran
Johnsson and Anders Nyblom have declined re-election;
 the nomination Committee proposes re-election of Mr.
 Carl Eric Stalberg as Chair of the Board of the

PROPOSAL #14.: Decision on the Nomination Committee                        ISSUER          YES          FOR               FOR

PROPOSAL #15.: The Board of Directors proposes that                        ISSUER          YES          FOR               FOR
the AGM resolves that the Bank, during the the period
 until the AGM in 2010, be permitted to acquire its
own shares through its securities operations in
accordance with the Securities Market Act up to a
number that at any given time does not exceed 1% of
the Bank's shares outstanding; the price of shares
acquired in this manner shall correspond to the
current market price at the time

PROPOSAL #16.: Approve to decide on the principles of                      ISSUER          YES          FOR               FOR
 remuneration for the top Executives

PROPOSAL #17.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: Mr.Tommy Jonasson that the
AGM shall decide to allocate SEK 50m of the profit to
 a fund/foundation with the name Create a decent
Sweden with the aim to prevent violent crimes and
save crime victims from financial and social misery

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS' PROPOSAL: Mr. Christer Dupuis to take
down the signpost Swedbank Arena at the football
arena in Solna, Stockholm

PROPOSAL #19.: Other business                                              ISSUER          NO           N/A               N/A

PROPOSAL #20.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWEDBANK FORENINGSSPARBANKEN  AB MEDIUM TERM NTS B
  TICKER:                N/A             CUSIP:     W9423X102
  MEETING DATE:          11/25/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and address by                        ISSUER          YES          FOR               FOR
the Chair

PROPOSAL #2.: Elect the meeting Chair                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint 2 persons to verify the minutes                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve whether the meeting has been                         ISSUER          YES          FOR               FOR
properly convened

PROPOSAL #7.: Amend Section 3 of the Articles of                           ISSUER          YES          FOR               FOR
Association as specified and by introducing a new
Section 14 therein, a new class of shares is
introduced which has preferential right to dividends
[preference shares], the Articles of Association's
limits regarding the Bank's share capital and number
of shares are amended and that all currently issued
shares shall be ordinary shares as specified

PROPOSAL #8.: Approve to issue new preference shares                       ISSUER          YES          FOR               FOR
with preferential rights for the shareholders, as
specified

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
resolve on a new issue of preference shares, as
specified

PROPOSAL #10.: Closing of the meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWEDISH MATCH AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W92277115
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Claes Beyer as the Chairman of the Meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Election of one or two persons, to                           ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #4.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors' report, the consolidated financial
statements and the Auditors' report on the
consolidated financial statements for 2008, the
Auditors' statement regarding compliance with the
principles for determination of remuneration to
senior executives as well as the Board of Directors'
motion regarding the allocation of profit and
explanatory statements; in connection therewith, the
President's address and the Board of Directors'
report regarding its work and the work and function
of the Compensation Committee and the Audit Committee

PROPOSAL #7.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #8.: Approve that a dividend be paid to the                       ISSUER          YES          FOR               FOR
shareholders in the amount of SEK 4.10 per share and
the remaining profits be carried forward, minus the
funds that may be utilized for a bonus issue,
provided that the 2009 AGM passes a resolution in
accordance with a reduction of the share capital
pursuant to Resolution 10.A, as well as a resolution
concerning a bonus issue pursuant to Resolution 10.B;
 the record date for entitlement to receive a cash
dividend is 04 MAY 2009; the dividend is expected to
be paid through Euroclear Sweden AB [formerly VPC AB]

PROPOSAL #9.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Board Members and the President

PROPOSAL #10.A: Approve to reduce the Company's share                      ISSUER          YES          FOR               FOR
 capital of SEK 6,110,045.76 by means of the
withdrawal of 4,000,000 shares in the Company; the
shares in the Company proposed for withdrawal have
been repurchased by the Company in accordance with
the authorization granted by the general meeting of
the Company and the reduced amount be allocated to a
fund for use in repurchasing the Company's own shares

PROPOSAL #10.B: Approve, upon passing of Resolution                        ISSUER          YES          FOR               FOR
10A, to increase in the Company's share capital of
SEK 6,110,045.76 through a transfer from non-
restricted shareholders' equity to the share capital
[bonus issue]; the share capital shall be increased
without issuing new shares

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
decide on the acquisition, on 1 or more occasions
prior to the next AGM, of a maximum of as many shares
 as may be acquired without the Company's holding at
any time exceeding more than 10% of all shares in the
 Company, for a maximum amount of SEK 3,000 million;
the shares shall be acquired on the NASDAQ OMX Nordic
 Exchange in Stockholm Stock Exchange at a price
within the price interval registered at any given
time, i.e. the interval between the highest bid price
 and the lowest offer price

PROPOSAL #12.: Adopt the specified principles for                          ISSUER          YES          FOR               FOR
determination of remuneration and other terms of
employment for the President and other Members of the
 Group Management team

PROPOSAL #13.: Approve a Call Option Program for 2009                      ISSUER          YES          FOR               FOR

PROPOSAL #14.: Approve that the Company issue                              ISSUER          YES          FOR               FOR
1,720,000 call options to execute the option program
for 2008; that the Company, in a deviation from the
preferential rights of shareholders, be permitted to
transfer of 1,720,000 shares in the Company at a
selling price of SEK 141.24 per share in conjunction
with a potential exercise of the call options; the
number of shares and the selling price of the shares
covered by the transfer resolution in accordance with
 this item may be recalculated as a consequence of a
bonus issue of shares, a consolidation or split of
shares, a new share issue, a reduction in the share
capital, or another similar measure

PROPOSAL #15.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members of the Board of Directors at 7, without
Deputies

PROPOSAL #16.: Approve that the Board of Directors be                      ISSUER          YES          FOR               FOR
 paid for the period until the close of the next AGM
as follows: the Chairman shall receive SEK 1,575,000
and the Deputy Chairman shall receive SEK 745,000 and
 the other Board Members elected by the meeting shall
 each receive SEK 630,000 and, as compensation for
committee work carried out, be allocated SEK 230,000
to the Chairmen of the Compensation Committee and the
 Audit Committee respectively and SEK 115,000
respectively to the other Members of these Committees
 although totaling no more than SEK 920,000; and that
 Members of the Board employed by the Swedish Match
Group shall not receive any remuneration

PROPOSAL #17.: Re-elect Messrs. Charles A. Blixt,                          ISSUER          YES          FOR               FOR
Andrew Cripps, Karen Guerra, Arne Jurbrant, Conny
Karlsson, Kersti Strandqvist and Meg Tiveus as the
Members of the Board of Directors and Mr. Conny
Karlsson as the Chairman of the Board, and Mr. Andrew
 Cripps as the Deputy Chairman

PROPOSAL #18.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #19.: Approve the procedure for appointing                        ISSUER          YES          FOR               FOR
Members to the Nominating Committee and the matter of
 remuneration for the Nominating Committee, if any

PROPOSAL #20.: Adopt the instructions for Swedish                          ISSUER          YES          FOR               FOR
Match AB's Nominating Committee which, in all
essentials, are identical to those adopted by the
2008 AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWIRE PAC LTD
  TICKER:                N/A             CUSIP:     Y83310105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividends                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.A: Re-elect Mr. C. D. Pratt as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. P. N. L. Chen as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.C: Re-elect Mr. D. Ho as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #2.D: Re-elect Mr. J. W. J. Hughes-Hallett                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.E: Re-elect Mr. C. K. M. Kwok as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.F: Re-elect Mr. M. M. T. Yang as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.G: Re-elect Mr. P. A. Kilgour as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.H: Re-elect Mr. M. B. Swire as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period to make on-market share
repurchases [within the meaning of the code on share
repurchases] the aggregate nominal amount of any
class of the Company's shares which may be
repurchased pursuant to the this resolution above
shall not exceed 10 % of the aggregate nominal amount
 of the shares of that class in issue at the date of
passing this Resolution; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 during the Relevant Period to allot, issue and deal
with additional shares and to make or grant offers,
agreements and options which will or might require
the exercise of such powers during or after the end
of the Relevant Period, the aggregate nominal amount
of shares of any class allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this
resolution, otherwise than pursuant to (i) a rights
Issue or (ii) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares,
shall not exceed the aggregate of 20 % of the
aggregate nominal amount of the shares of that class
in issue at the date of passing this Resolution
provided that the aggregate nominal amount of the
shares of any class so allotted [or so agreed
conditionally or unconditionally to be allotted]
pursuant to this resolution wholly for cash shall not
 exceed 5 % of the aggregate nominal amount of the
shares of that class in issue at the date of passing
this Resolution; and [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWISS LIFE HLDG
  TICKER:                N/A             CUSIP:     H7354Q135
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the report of 2008, annual                          ISSUER          YES          FOR               FOR
report, annual accounts and accounts of the Group

PROPOSAL #1.2: Approve the compensation report                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the reduction of share Capital                       ISSUER          YES          FOR               FOR
by shares repurchase program, modification of By-Laws

PROPOSAL #3.1: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.2: Approve the reduction of the share                          ISSUER          YES          FOR               FOR
Capital by repayment on the par value modification of
 By-Laws

PROPOSAL #4.: Grant discharge of the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's

PROPOSAL #5.1: Re-elect Mr. Henrey Peter to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #5.2: Elect Mr. Frank Schneuwlin to the                           ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.3: Elect Mr. Carsten Maschmeyer to the                         ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #6.: Elect PricewaterhouseCoopers AG as the                       ISSUER          YES          FOR               FOR
Auditor's

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWISSCOM AG, ITTIGEN
  TICKER:                N/A             CUSIP:     H8398N104
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
financial statements of Swisscom Ltd and consolidated
 financial statements for FY 2008, reports of the
Statutory Auditors

PROPOSAL #2.: Approve the appropriation of retained                        ISSUER          YES          FOR               FOR
earnings and declaration of dividend

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Group Executive Board

PROPOSAL #4.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital

PROPOSAL #5.1: Re-elect Mr. Michel Gobet                                   ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Re-elect Dr. Torsten G. Kreindl                             ISSUER          YES          FOR               FOR

PROPOSAL #5.3: Re-elect Mr. Richard Roy                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.4: Re-elect Mr. Othmar Vock                                    ISSUER          YES          FOR               FOR

PROPOSAL #5.5: Re-elect Mr. Hansueli Loosli                                ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect the Statutory Auditors                              ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNGENTA AG
  TICKER:                N/A             CUSIP:     H84140112
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including                          ISSUER          YES          FOR               FOR
annual financial statements, the compensation report
and the group consolidated financial statements for
the year 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Executive Committee

PROPOSAL #3.: Approve to reduce the share capital by                       ISSUER          YES          FOR               FOR
cancellation of repurchased shares

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet profit 2008 and dividend decision

PROPOSAL #5.1: Re-elect Mr. Peggy Bruzelius as a                           ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.2: Re-elect Mr. Pierre Landolt as a                            ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.3: Re-elect Mr. Juerg Witmer as a                              ISSUER          YES          FOR               FOR
Director for a term of 3 years

PROPOSAL #5.4: Elect Mr. Stefan Borgas as a Director                       ISSUER          YES          FOR               FOR
for a term of 3 years

PROPOSAL #5.5: Elect Mr. David Lawrence as a Director                      ISSUER          YES          FOR               FOR
 for a term of 3 years

PROPOSAL #6.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                T&D HOLDINGS, INC.
  TICKER:                N/A             CUSIP:     J86796109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                T.E.R.N.A.- RETE ELETTRICA NAZIONALE SPA, ROMA
  TICKER:                N/A             CUSIP:     T9471R100
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the balance sheet as of 31 DEC                      ISSUER          NO           N/A               N/A
 2008, the Board of Directors, the Board of Auditors
and the Auditing Company reports, related
resolutions, presentation of consolidated balance
sheet as of 31 DEC 2008

PROPOSAL #A.2: Approve the profit allocation                               ISSUER          NO           N/A               N/A

PROPOSAL #E.3: Approve the postponement of the expiry                      ISSUER          NO           N/A               N/A
 date for the exercise option rights assigned within
the limits of the Stock Option Plan 2006 and
consequent amendment of Article 5 of the Company's
Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TABCORP HLDGS LTD
  TICKER:                N/A             CUSIP:     Q8815D101
  MEETING DATE:          10/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
statements and the reports of the Directors and the
Auditor in respect of the YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Ms. Paula Dwyer as a Director                      ISSUER          YES          FOR               FOR
 of the Company, retires in accordance with the
constitution of the Company

PROPOSAL #2.B: Elect Mr. John O'Neill as a Director                        ISSUER          YES          FOR               FOR
of the Company, retires in accordance with the
constitution of the Company

PROPOSAL #2.C: Elect Mrs. Jane Hemstritch as a                             ISSUER          YES          FOR               FOR
Director of the Company, retires in accordance with
the constitution of the Company

PROPOSAL #2.D: Elect Mr. Brett Paton as a Director of                      ISSUER          YES          FOR               FOR
 the Company, retires in accordance with the
constitution of the Company

PROPOSAL #3.: Adopt the remuneration report [which                         ISSUER          YES          FOR               FOR
forms part of the Directors' report] in respect of
the YE 30 JUN 2008

PROPOSAL #4.: Approve to grant the number of                               ISSUER          YES          FOR               FOR
Performance Rights determined based on the formula
1,500,000 divided by the Fair Market Value of a
performance right to the Managing Director and Chief
Executive Officer of the Company, Mr. Elmer Funke
Kupper, under the Tabcorp Long Term Performance Plan
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIHEIYO CEMENT CORPORATION
  TICKER:                N/A             CUSIP:     J7923L110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Company's                          ISSUER          YES          FOR               FOR
Location to Minato-ku, Approve Minor Revisions
Related to Dematerialization of Shares and the Other
Updated Laws and Regulations

PROPOSAL #2.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAISEI CORPORATION
  TICKER:                N/A             CUSIP:     J79561130
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Change Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIYO NIPPON SANSO CORPORATION
  TICKER:                N/A             CUSIP:     J55440119
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAKASHIMAYA COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J81195125
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to : Approve Minor                            ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

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  ISSUER:                TAKEDA PHARMACEUTICAL COMPANY LIMITED
  TICKER:                N/A             CUSIP:     J8129E108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

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  ISSUER:                TAKEFUJI CORPORATION
  TICKER:                N/A             CUSIP:     J81335101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                             ISSUER          YES          FOR               FOR
Earnings
PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

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  ISSUER:                TATE & LYLE PLC, LONDON
  TICKER:                N/A             CUSIP:     G86838128
  MEETING DATE:          7/23/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts of the                      ISSUER          YES          FOR               FOR
 Directors and of the Auditors for the YE 31 MAR 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report set out in the report and accounts for the YE
31 MAR 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company

PROPOSAL #4.: Re-elect Dr. Barry Zoumas as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Re-elect Sir David Lees as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #7.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.8: Approve to renew the Company's                              ISSUER          YES          FOR               FOR
authority to purchase its own shares

PROPOSAL #9.: Approve to renew the Directors'                              ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #S.10: Approve to renew the Directors'                            ISSUER          YES          FOR               FOR
authority to disapply shareholders' pre-emption
rights in relation to the allotment of shares

PROPOSAL #11.: Aprove to renew the Company's                               ISSUER          YES          FOR               FOR
authority to make political donations and incur
political expenditure

PROPOSAL #S.12: Approve and adopt the amended                              ISSUER          YES          FOR               FOR
Articles of Association of the Company

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  ISSUER:                TATTS GROUP LTD
  TICKER:                N/A             CUSIP:     Q8852J102
  MEETING DATE:          11/19/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman and the Chief Executive                             ISSUER          NO           N/A               N/A
presentations

PROPOSAL #2.: Receive and consider the financial                           ISSUER          NO           N/A               N/A
report for the Company and its controlled entities
for the period ended 30 JUN 2008 together with the
Directors' report and the Auditor's Report as
specified in the annual report

PROPOSAL #3.a: Re-elect Mr. Julien Playoust as a                           ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Constitution

PROPOSAL #3.b: Re-elect Mr. Kevin Seymour as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Constitution

PROPOSAL #4.: Adopt the remuneration report forming                        ISSUER          YES          FOR               FOR
part of the Directors' report for the period ended 30
 JUN 2008

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  ISSUER:                TDK CORPORATION
  TICKER:                N/A             CUSIP:     J82141136
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors,
Adopt Reduction of Liability System for Outside
Auditors

PROPOSAL #3.: Approve the Plan for an Incorporation-                       ISSUER          YES          FOR               FOR
Type Company Split

PROPOSAL #4.: Approve Issuance of Share Acquisition                        ISSUER          YES          FOR               FOR
Rights as Stock Options

PROPOSAL #5.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

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  ISSUER:                TECHNIP (EX-TECHNIP-COFLEXIP), PARIS
  TICKER:                N/A             CUSIP:     F90676101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors' report, the Company's
financial statements for the year 2008, as presented,
 showing income of EUR 250,881,144.87

PROPOSAL #O.2: Acknowledge the distributable income                        ISSUER          YES          FOR               FOR
of EUR 250,811,144.87 allocated as follows: global
dividend: EUR 127,501,704.00, the remaining balance
of the retained earnings consequently, the
shareholders will receive a net dividend of EUR 1.20
per share, and will entitle to the 40 % deduction
provided by the French general tax code. this
dividend will be paid on 12 MAY 2009 in the event
that the company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account as required by law, it is reminded that, for
the last three financial years, the dividends paid,
were as follows: EUR 1.20 for FY 2007, EUR 2.10 and

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and of the Auditors, the consolidated
financial statements for the said financial year, in
the form presented to the meeting

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Articles l.225-38
ET SEQ of the French commercial code, acknowledges
the conclusions of this report and the agreement
entered into and the commitments authorized during
the 2009 FY referred to therein

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L225-38
ET SEQ. the French commercial code, acknowledges the
conclusions of this report and approve the agreement
entered into during the 2008 FY referred to therein

PROPOSAL #O.6: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article l.225-38
ET SEQ. of the French commercial code, acknowledges
the conclusions of this report and the agreement
previously entered into and which remained in force
in 2008 referred to therein

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Jean-Pierre Lamoure as a Director for a 4-year

PROPOSAL #O.8: Approve to renew the appointment Mr.                        ISSUER          YES          FOR               FOR
Daniel Lebegue as a Director for a 4-year period

PROPOSAL #O.9: Approve to renew the appointment Mr.                        ISSUER          YES          FOR               FOR
Bruno Weymuller as a Director for a 4-year period

PROPOSAL #O.10: Appoint Mr. Gerard Hauser for a 4-                         ISSUER          YES          FOR               FOR
year period

PROPOSAL #O.11: Appoint Mr. Marwan Lahoud  as a                            ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.12: Appoints Mr. Joseph Rinaldi as                             ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.13: Approve the shareholders' meeting to                       ISSUER          YES          FOR               FOR
resolves toward total annual fees of EUR 440,000.00
to the Board of Directors

PROPOSAL #O.14: Authorizes the Board of Directors,                         ISSUER          YES          FOR               FOR
one or more occasions, to trade in the Company's
shares on the stock market subject to the conditions
described below: maximum purchase price: EUR 60.00,
maximum number of shares to be acquired: 10% of the
share capital this authorization is given for an 18-
month period the shareholders' meeting delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary
formalities this delegation of powers supersedes any
and all earlier delegations to the same effect and
the one granted by the ordinary shareholders' meeting
 of  06 MAY2008 in its resolution 7

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or more occasions, in
France or abroad, by a maximum amount of EUR
37,500,000.00, by issuance, with preferred
subscription rights maintained of shares or any
securities giving access to the share capital the
shareholders' meeting also delegates to the Board of
Directors the necessary powers to issue securities
giving right to the allocation of debt securities the
 overall amount of debt securities giving access to
the share capital or giving right to the allocation
of debt securities which may be issued shall not
exceed EUR 2,500,000,000.00 this authorization is
granted for a 26-month period the shareholders'
meeting delegates all powers to the board of
directors to take all necessary measures and
accomplish all necessary formalities this delegation
supersedes the delegation granted by the
extraordinary shareholders' meeting of 27 APR 2007 in

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital, on one or more occasions, in
France or abroad, by a maximum amount of EUR
12,000,000.00, by issuance by way of a public
offering or an offer governed by paragraph ii of
Article l. 411-2 of the monetary and financial code,
with cancellation of the preferred subscription
rights of shares or any securities giving access to
the share capital this amount shall count against the
 ceiling of EUR 37,500,000.00 set forth in resolution
 15 the shareholders' meeting also delegates to the
Board of Directors the necessary powers to issue
securities giving right to the allocation of debt
securities the overall amount of debt securities
giving access to the share capital or giving right to
 the allocation of debt securities which may be
issued shall not exceed EUR 2,5500,000,000.00 this
amount shall count against the ceiling of EUR
2,500,000,000.00 set forth in resolution 15 the
securities may be issued in consideration for
securities tendered in a public exchange offer
initiated by the company concerning the shares of
another Company this authorization is granted in the
limit and in accordance with Article l.225-148 of the
 French commercial code this authorization is granted
 for a 26-month period; it supersedes the delegation
granted by the extraordinary shareholders' meeting of
  27 APR 2007 in its resolution  21 the shareholders'
 meeting delegates all powers to the Board of
Directors to take all necessary measures and

PROPOSAL #E.17: Authorizes the Board of Directors to                       ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 in favour of employees of French or foreign
companies and related companies who are members of a
company savings plant his delegations given for a 26-
month period and for a nominal amount that shall not
exceed 2 per cent of the share capital the amount of
the capital increases which may be carried out by the
 virtue of the present delegation shall count against
 the ceiling of EUR 37,500,000.00 set forth in
resolution 15 the shareholders' meeting delegates all
 powers to the Board of Directors to take all
necessary measures and accomplish shall necessary
formalities the shareholders' meeting delegates to
the Board of Directors all powers to charge the share
 issuance costs against the related premiums and
deduct from the premiums the amounts necessary to
raise the legal reserve to one tenth of the new
capital after each increase this delegation
supersedes the delegation granted by the
extraordinary shareholders' meeting of  27APR 2007 in

PROPOSAL #E.18: Authorizes the Board of Directors to                       ISSUER          YES        AGAINST           AGAINST
grant, for free, on one or more occasions, existing
shares, in favour of the employees of the Company
technip, and employees and corporate officers of
related companies; they may not represent more than
1% of the share capital the present delegation is
given for a 24-month period the shareholders' meeting
 delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities this authorization of powers
supersedes any and all earlier authorizations to the

PROPOSAL #E.19: Adopt the resolution 18 of the                             ISSUER          YES          FOR               FOR
present meeting, the shareholders' meeting authorizes
 the Board of Directors to grant, for free, on one or
 more occasions, existing shares, in favour of the
Board of Directors' chairman and the general manager
of the Company, corporate officer of the company.
they may not represent more than 0.03% of the share
capital the present delegation is given for a 24-
month period the shareholders' meeting delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary
formalities this authorization supersedes any and all
 earlier authorizations  to the same effect

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant, in one or more transactions, to the employees
and corporate officers of the company and related
companies, options giving the right either to
subscribe for new shares in the company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares which shall exceed 1% of the
share capital the present authorization is granted
for a 24-month period the shareholders' meeting
delegates all powers to the Board of Directors to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.21: Adopt the resolution 20 of the                             ISSUER          YES          FOR               FOR
present meeting, authorize the Board of Directors to
grant, in one or more transactions, to the chairman
of the Board of Directors and, or the general
manager, corporate officer of the Company, options
giving the right either to subscribe for new shares
in the Company to be issued through a share capital
increase, or to purchase existing shares purchased by
 the Company it being provided that the options shall
 not give rights to a total number of shares, which
shall exceed 0.10 % of the capital the present
authorization is granted for a 24-month period; it
supersedes any and all earlier delegations to the
same effect the shareholders' meeting delegates all
powers to the board of directors to take all
necessary measures and accomplish all necessary

PROPOSAL #O.22: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings publications and
other formalities prescribed by law

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  ISSUER:                TEIJIN LIMITED
  TICKER:                N/A             CUSIP:     J82270117
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #5.: Approve Renewal of Countermeasures to                        ISSUER          YES        AGAINST           AGAINST
Large-Scale Acquisitions of the Company's Shares

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  ISSUER:                TELE2 AB
  TICKER:                N/A             CUSIP:     W95878117
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Lawyer Martin Borresen as a                        ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #2.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Elect 1 or 2 persons to check and                            ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Approve to determine whether the                             ISSUER          NO           N/A               N/A
meeting has been duly convened

PROPOSAL #6.: Receive the annual report and Auditors                       ISSUER          NO           N/A               N/A
report and of the consolidated financial statements
and the Auditors report on the consolidated financial
 statements

PROPOSAL #7.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and of the consolidated income statement and
the consolidated balance sheet

PROPOSAL #8.: Approve the ordinary dividend of SEK                         ISSUER          YES          FOR               FOR
3.50 per share and an extraordinary dividend of SEK
1.50 per share, in total SEK 5.00 per share; the
record date is proposed to be 14 MAY 2009

PROPOSAL #9.: Grant discharge the liability of the                         ISSUER          YES        AGAINST           AGAINST
Directors of the Board and the Chief Executive Officer

PROPOSAL #10.: Approve the number of Directors of the                      ISSUER          YES          FOR               FOR
 Board to be 8 and no deputy directors

PROPOSAL #11.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors for the period until the close of the
next AGM shall amount to a total of SEK 5,125,000 of
which SEK 1,200,000 shall be allocated to the
Chairman of the Board, SEK 600,000 to the Deputy
Chairman of the Board of Directors and SEK 450,000 to
 each of the Directors of the Board and in total SEK
625,000 as remuneration for the work in the
committees of the Board of Directors; the Nomination
Committee proposes that for work within the Audit
Committee SEK 200,000 shall be allocated to the
Chairman and SEK 100,000 to each of the other three
members. For work within the Remuneration Committee
SEK 50,000 shall be allocated to the Chairman and SEK
 25,000 to each of the other three members; the
remuneration to the Board of Directors is therefore
proposed to be unchanged, except for the increase of
SEK 150,000 in the remuneration because of the newly-
established position Deputy Chairman of the Board of
Directors. Furthermore, remuneration to the auditor
shall be paid in accordance with approved invoices

PROPOSAL #12.: Re-elect Messrs. Mia Brunell Livfors,                       ISSUER          YES          FOR               FOR
Vigo Carlund, John Hepburn, Mike Parton, John
Shakeshaft, Cristina Stenbeck, Pelle Tornberg and
Jere Calmes as the Board of Directors and Mr. Vigo
Carlund as a Chairman of the Board of Directors;
elect Mr. Mike Parton as a Deputy Chairman of the
Board of Directors

PROPOSAL #13.: Approve the procedure of the                                ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #14.: Amend Section 9, second Paragraph, of                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

PROPOSAL #15.: Approve the guidelines on remuneration                      ISSUER          YES          FOR               FOR
 for Senior Executives as specified

PROPOSAL #16.A: Adopt the performance based Incentive                      ISSUER          YES          FOR               FOR
 Programme [the Plan] as specified

PROPOSAL #16.B: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to increase the Company's
share capital by not more than SEK 1,062,500 by the
issue of not more than 850,000 Class C shares, each
with a ratio value of SEK 1.25; with disapplication
of the shareholders preferential rights, Nordea Bank
AB [publ] shall be entitled to subscribe for the new
Class C shares at a subscription price corresponding
to the ratio value of the shares; the purpose of the
authorization and the reason for the disapplication
of the shareholders' preferential rights in
connection with the issue of shares is to ensure
delivery of Class B shares to participants under the

PROPOSAL #16.C: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to repurchase its own
Class C shares; the repurchase may only be effected
through a public offer directed to all holders of
Class C shares and shall comprise all outstanding
Class C shares; the purchase may be effected at a
purchase price corresponding to not less than SEK
1.25 and not more than SEK 1.35; payment for the
Class C shares shall be made in cash; the purpose of
the repurchase is to ensure the delivery of Class B

PROPOSAL #16.D: Approve to transfer Class B shares as                      ISSUER          YES          FOR               FOR
 specified

PROPOSAL #17.: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital by a maximum of SEK 5,625,000 by redemption,
without repayment, of 4,500,000 Class B shares, which
 the Company has repurchased; furthermore, the Board
of Directors proposes that the redemption amount
should be reserved to non-restricted equity;
according to the Companies Act, a resolution to
reduce the share capital may only be executed after
the Swedish Companies Registration Office has
registered the resolution and after permission from
the Swedish Companies Registration Office or, if

PROPOSAL #18.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
pass a resolution on 1 or more occasions for the
period up until the next AGM on purchasing so many
Class A and/or Class B shares that the Company's
holding does not at any time exceed 10% of the total
number of shares in the Company; the purchase of
shares shall take place on the NASDAQ OMX Stockholm
and may only occur at a price within the share price
interval registered at that time, where share price
interval means the difference between the highest
buying price and lowest selling price as specified

PROPOSAL #19.: Approve to reclassify their Class A                         ISSUER          YES          FOR               FOR
shares into Class B shares, upon which time one Class
 A share shall be eligible for reclassification into
one Class B share; an application for
reclassification shall be made during the period 12
MAY 2009 through 15 MAY 2009; the reclassification
request may include some or all of the shareholder's
Class A shares and should either state the number of
Class A shares that shall be reclassified, or the
fraction [stated in percentage with no more than two
decimals] of the total number of votes in the company
 that the Class A shareholder wants to hold after the
 reclassification; an application for
reclassification shall be made in writing to the
Board Of Directors which will thereafter handle the
issue of reclassification; such a request shall be
made on a special form which is to be sent to owners
of Class A shares whose holding are registered in
their own names well in advance of 12 MAY 2009, as
well as being made available at the Company's

PROPOSAL #20.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

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  ISSUER:                TELECOM CORPORATION OF NEW ZEALAND LTD
  TICKER:                N/A             CUSIP:     Q89499109
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #2.: Re-elect Mr. Rod McGeoch as a Director                       ISSUER          YES          FOR               FOR
of Telecom

PROPOSAL #3.: Re-elect Mr. Kevin Roberts as a                              ISSUER          YES          FOR               FOR
Director of Telecom

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Elect Mr. Mark Cross as a Director of

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES        AGAINST             FOR
PROPOSAL: Elect Mr. Mark Tume as a Director of Telecom

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  ISSUER:                TELECOM ITALIA SPA, MILANO
  TICKER:                N/A             CUSIP:     T92778108
  MEETING DATE:          4/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements at 31                      ISSUER          NO           N/A               N/A
 DEC 2008, any adjournment thereof.

PROPOSAL #O.2: Appoint the Director                                        ISSUER          NO           N/A               N/A

PROPOSAL #O.3.1: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Telco S.p.A.  To view the complete list please visit
the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/T
ELCO_1_180309.pdf

PROPOSAL #O.3.2: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates presented by
Findim Group S.A.  To view the complete list please
visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/F
INDIM_GROUP_180309.pdf

PROPOSAL #O.3.3: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Auditors and Alternates jointly
presented by Aletti Gestielle S.G.R. S.p.A.,  Arca
S.G.R. S.p.A., Bipiemme Gestioni S.G.R. S.p.A., BNP
Paribas Asset Management S.G.R. S.p.A., Fideuram
Gestions S.A., Fideuram Investimenti S.G.R. S.p.A.,
Interfund Sicav, Monte Paschi Asset Management S.G.R.
 S.p.A., Pioneer Asset Management S.A., Pioneer
Investment Management S.G.R.p.A., Stichting
Pensioenfonds ABP, UBI Pramerica S.G.R. S.p.A.  To
view the complete list please visit the below URL:
http://www.telecomitalia.it/TIPortale/docs/investor/D
EPOSITO_LISTA_230309.pdf

PROPOSAL #E.1: Approve the share capital and to issue                      ISSUER          NO           N/A               N/A
 convertible bonds, amendment of Article No. 5 of
corporate by Laws, any adjournment thereof.

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  ISSUER:                TELEFON AB L.M.ERICSSON, KISTA
  TICKER:                N/A             CUSIP:     W26049119
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Michael Treschow as the                            ISSUER          YES          FOR               FOR
Chairman of Meeting

PROPOSAL #2.: Approve the list of shareholders                             ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda of meeting                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Acknowledge proper convening of meeting                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to designate Inspector[s] of                         ISSUER          YES          FOR               FOR
Minutes of Meeting

PROPOSAL #6.: Receive financial statements and                             ISSUER          YES          FOR               FOR
statutory reports receive Auditors' Report

PROPOSAL #7.: Receive president's report allow                             ISSUER          YES          FOR               FOR
questions

PROPOSAL #8.A: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #8.B: Grant discharge to the Board and                            ISSUER          YES          FOR               FOR
President

PROPOSAL #8.C: Approve the allocation of Income and                        ISSUER          YES          FOR               FOR
Dividends  of SEK 1.85 per share and 27 APR 2009 as
record date for dividend

PROPOSAL #9.A: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members [10] and Deputy  Members [0] of Board

PROPOSAL #9.B: Approve the remuneration of Directors                       ISSUER          YES          FOR               FOR
in the amount of SEK 3.8 million for Chairman and SEK
 750,000 for Other Directors [Including Possibility
to receive part of remuneration in phantom shares]
and remuneration of Committee Members

PROPOSAL #9.C: Re-elect Messrs. Michael Treschow                           ISSUER          YES          FOR               FOR
[Chairman], Roxanne Austin, Peter Bonfield, Boerje
Ekholm, Ulf Johansson, Sverker Martin-Loef, Nancy
McKinstry, Anders Nyren, Carl-Henric Svanberg and
Marcus Wallenberg as the Directors

PROPOSAL #9.D: Authorize the Chairman of Board and                         ISSUER          YES          FOR               FOR
representatives of 4 of Company's largest
shareholders by voting power to serve on Nominating
Committee and the assignment of the Nomination

PROPOSAL #9.E: Approve the omission of remuneration                        ISSUER          YES          FOR               FOR
to Nominating Committee Members

PROPOSAL #9.F: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #10.: Approve the Remuneration Policy and                         ISSUER          YES          FOR               FOR
other terms of employment for Executive Management

PROPOSAL #11.1: Approve the 2009 Share Matching Plan                       ISSUER          YES          FOR               FOR
for all employees

PROPOSAL #11.2: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 13.9 million Repurchased Class B Shares for 2009
Share Matching Plan for all employees

PROPOSAL #11.3: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.2

PROPOSAL #11.4: Approve 2009 Share Matching Plan for                       ISSUER          YES          FOR               FOR
key contributors

PROPOSAL #11.5: Grant authority for the re-issuance                        ISSUER          YES          FOR               FOR
of 8.5 million repurchased Class B shares for 2009
Share Matching Plan for key contributors

PROPOSAL #11.6: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.5

PROPOSAL #11.7: Approve the 2009 Restricted Stock                          ISSUER          YES          FOR               FOR
Plan for executives

PROPOSAL #11.8: Grant authority for the reissuance of                      ISSUER          YES          FOR               FOR
 4.6 million repurchased Class B shares for 2009
Restricted Stock Plan for executives

PROPOSAL #11.9: Approve the Swap Agreement with third                      ISSUER          YES        AGAINST           AGAINST
 party as alternative to Item 11.8

PROPOSAL #12.: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
11 million repurchased class B shares to cover social
 costs in connection with 2001 Global Stock Incentive
 Program, and 2005, 2006, 2007, and 2008 Long-Term
Incentive and Variable Compensation Plans

PROPOSAL #13.: Amend the Articles regarding                                ISSUER          YES          FOR               FOR
publication of meeting notice shareholder proposals

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS PROPOSAL: Authorize the Board of
Directors to explore how A shares might be cancelled
and to present at the next AGM of shareholders how
the cancellation would be executed

PROPOSAL #15.: Close meeting                                               ISSUER          YES          FOR               FOR

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  ISSUER:                TELEFONICA SA, MADRID
  TICKER:                N/A             CUSIP:     879382109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Telefonica and consolidated group and the proposal of
 application of the 2008 result

PROPOSAL #2.: Approve the retribution of the                               ISSUER          YES          FOR               FOR
shareholder and to pay a dividend with charge to free
 reserves

PROPOSAL #3.: Approve the Incentive Buy Plan Shares                        ISSUER          YES          FOR               FOR
for employers

PROPOSAL #4.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #5.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR
through redemption of own shares

PROPOSAL #6.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEKOM AUSTRIA AG, WIEN
  TICKER:                N/A             CUSIP:     A8502A102
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual statement of                              ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group INCL
Management report and report of Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors and Supervisory Board

PROPOSAL #4.: Approve the remuneration for                                 ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

PROPOSAL #6.: Receive the report of Board of                               ISSUER          NO           N/A               N/A
Directors on share buy-back effected, shares held and

PROPOSAL #7.: Authorize the Board of Directors to:                         ISSUER          NO           N/A               N/A
acquire own shares up to the maximum extent legally
permitted during a period of 30 month starting the
day of approval at a price range from EUR 1,00 to EUR
 30,00 and A] provide own shares to employees, and/or
 to serve Stock Options granted to employees,
Managers and members of Board of Directors; B] use
own shares to serve convertible bonds; C] use own
shares - also abroad as consideration for acquisition
 of Enterprises, businesses or parts thereof or
shares of one or more Companies; D] decrease share
capital of the Company by up to EUR 100,326,000 by
withdrawing up to 46 million own shares without
further decision by the AGM, Supervisory Board shall
be entitled to decide upon alteration of statutes
arising; E] sell own shares: [i] any time via SE or
by public offer; [ii] for a period of 5 years
starting the day of approval in any way legally
permitted also other than via SE whereby Board of
Directors can exclude general purchase opportunity
this authorization replaces the authorization given

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
issue, also in several Tranches, convertible bonds
which grant right of subscription and/or conversion
of up to 80 million shares of the Company

PROPOSAL #9.: Approve the conditional capital                              ISSUER          NO           N/A               N/A
increase by up to EUR 87,240,000 by issuing up to 40
million new ordinary bearer no par value shares in
order to serve holders of convertible bonds which the
 Board of Directors will be authorized in this AGM,
this shall only be effected to the extent that
holders of convertible Bonds exercise their
subscription and/or conversion right with respect to
shares of the Company and that Board of Directors
resolves to serve convertible bonds with new shares
amendment of Par. 4 of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELENOR ASA
  TICKER:                N/A             CUSIP:     R21882106
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the notice of the AGM                                ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect a representative to sign the                           ISSUER          YES          FOR               FOR
minutes of the AGM together with the Chairman of the
meeting

PROPOSAL #3.: Approve the annual accounts and annual                       ISSUER          YES          FOR               FOR
report for the FY 2008

PROPOSAL #4.: Approve the remuneration to the                              ISSUER          YES          FOR               FOR
Company's Auditor

PROPOSAL #5.: Approve to determine the salary and                          ISSUER          YES        AGAINST           AGAINST
other remuneration to Senior Employees pursuant to
Section 6-16a in the Act relating to Public Limited
Companies

PROPOSAL #6.: Authorize the Board to acquire own                           ISSUER          YES        AGAINST           AGAINST
shares
PROPOSAL #7.: Elect the shareholder representatives                        ISSUER          YES        AGAINST           AGAINST
and Deputy shareholder representatives to the
Corporate assembly

PROPOSAL #8.: Elect the Members to the election                            ISSUER          YES          FOR               FOR
Committee

PROPOSAL #9.: Amend Section 5 of the Articles of                           ISSUER          YES          FOR               FOR
Association and increase the maximum number of
Directors of the Board from 11 to 13

PROPOSAL #10.: Amend Section 9 of the Articles of                          ISSUER          YES          FOR               FOR
Association by changing the name of the Election
Committee to Nomination Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEVISION BROADCASTS LTD
  TICKER:                N/A             CUSIP:     Y85830100
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements,                      ISSUER          YES          FOR               FOR
 the Directors' report and the Independent Auditors'
report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.i: Re-elect Ms. Mona Fong as a retiring                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.ii: Re-elect Mrs. Christina Lee Look Ngan                      ISSUER          YES          FOR               FOR
 Kwan as a retiring Director

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, in substitution of all
previous authorities, during or after the relevant
period, to allot, issue and deal with unissued shares
 in the capital of the Company and to make or grant
offers, agreements, options and other rights or issue
 securities, which might require the exercise of such
 powers, the aggregate nominal amount of share
capital allotted or agreed conditionally or
unconditionally to be allotted or issued [whether
pursuant to an option or otherwise] by the Directors
of the Company, otherwise than pursuant to i) a
rights Issue; or ii) any scrip dividend or similar
arrangement providing for allotment of shares in lieu
 of the whole or part of a dividend on the ordinary
shares in the Company [such ordinary shares being
defined in this and the following Resolution 6,
shares] in accordance with the Articles of
Association of the Company, shall not exceed the
aggregate of: i) 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing of this resolution; and ii) [if the
Directors of the Company are so authorized by a
separate ordinary resolution of the shareholders of
the Company] the nominal amount of any share capital
of the Company repurchased by the Company subsequent
to the passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing of this resolution]; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM of the Company is required by the Articles
of Association of the Company or any other applicable

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, during the relevant
period of all powers of the Company to purchase
shares on the Stock Exchange of Hong Kong Limited or
any other Stock Exchange on which the shares may be
listed and recognized by the Securities and Futures
Commission and the Stock Exchange of Hong Kong
Limited; the aggregate nominal amount of shares which
 may be purchased by the Company pursuant to this
resolution shall not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiry of the
period within which the next AGM of the Company is
required by the Articles or any other applicable law

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to exercise the powers of the Company referred to in
paragraph (a) of Resolution (5) above in respect of
the share capital of the Company referred to in
paragraph (c)(ii) of Resolution (5)

PROPOSAL #8.: Approve the period of 30 days during                         ISSUER          YES          FOR               FOR
which the Company's register of Members may be closed
 under Section 99(1) of the Companies Ordinance
during the calendar year 2009, be extended, pursuant
to Section 99(2) of the Companies Ordinance, to 60

PROPOSAL #S.9: Amend the Articles 2, 53, 65, 66, 68,                       ISSUER          YES          FOR               FOR
73, 74, 75, 76, 77, 86, 86A, 89, 93, 106, 108, 109,
111, 113, 114, 119, 171 and 176 of the Articles of
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEVISION FRANCAISE 1 SA TF1, BOULOGNE BILLANCOUR
  TICKER:                N/A             CUSIP:     F91255103
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman of the Board of Directors and
 the Auditors, approves the Company's financial
statements for the YE in 2008, as presented;
accordingly, the shareholders' meeting gives
permanent discharge to the Directors for the
performance of their duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approves the consolidated
 financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
auditors on agreements governed by Article L.225-38
of the French Commercial Code, approves said report
and the agreements referred to therein

PROPOSAL #O.4: Approve the noticed available earnings                      ISSUER          YES          FOR               FOR
 of EUR 244,339,483.77, taking into ac count the net
income of EUR 138,921,498.49 and the retained
earnings of EUR 105,417,985.28, approves the
recommendations of the Board of Directors and
resolves that the income for the FY be appropriated
as follows: dividends in cash: EUR 100,302,931.24
allocation of the balance to the retained earnings:
EUR 144,036,552.53; the shareholders will receive a
net dividend of EUR 0.47 per share of a par value of
EUR 0.20, and will entitle to the 40% deduction
provided by the French Tax Code; this dividend w ill
be paid on 27 ARP 2009; in the event that the Company
 holds so me of its own shares: the dividend on such
shares shall be allocated to the retained earnings
account; as required by Law, it is reminded that, for
 the last 3 financial years, the dividends paid, were
 as follows: EUR 0.65 for FY 2005, entitled to the
40% deduction provided by the French Tax Code, EUR
0.85 for FY 2006, entitled to the 40% deduction
provided by the French Tax Code, EUR 0.85 for FY
2007, entitled to the 40% deduction provided by the

PROPOSAL #O.5: Ratify the co-optation of Mr. Gilles                        ISSUER          YES        AGAINST           AGAINST
Pelisson as a Director, to replace Claude Cohen who
resigned, for the remainder of Claude Cohen's term of
 office, i.e. until the shareholders' meeting called
to approve the financial statements for the FY 2008

PROPOSAL #O.6: Approve to renew the appoint Mr.                            ISSUER          YES          FOR               FOR
Patricia Barbizet as a Director for a 2-year period

PROPOSAL #O.7: Approve to renew the appoint Mr.                            ISSUER          YES        AGAINST           AGAINST
Martin Bouygues as a Director for a 2-year period

PROPOSAL #O.8: Approve to renew the appoint Mr.                            ISSUER          YES        AGAINST           AGAINST
Olivier Bouygues as a Director for a 2-year period

PROPOSAL #O.9: Approve to renew the appoint Mr.                            ISSUER          YES        AGAINST           AGAINST
Patrick Le Lay as a Director for a 2-year period

PROPOSAL #O.10: Approve to renew the appoint Mr.                           ISSUER          YES        AGAINST           AGAINST
Nonce Paolini as a Director for a 2-year period

PROPOSAL #O.11: Approve to renew the appoint Mr.                           ISSUER          YES        AGAINST           AGAINST
Gilles Pelisson as a Director for a 2-year period

PROPOSAL #O.12: Approve to renew the appoint Mr. Haim                      ISSUER          YES          FOR               FOR
 Saban as a Director for a 2-year period

PROPOSAL #O.13: Approve to renew the appoint the                           ISSUER          YES        AGAINST           AGAINST
Company Bouygues as a Director for a 2-year period

PROPOSAL #O.14: Re-appoint the Societe Francaise De                        ISSUER          YES        AGAINST           AGAINST
participation ET DE Gestion SFPG as a Director for a
2-year perio

PROPOSAL #O.15: Authorizes the Board of Directors to                       ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 25.00, minimum sale price EUR
15.00, maximum number of shares to be acquired: 10%
of the share capital, maximum funds invested in the
share buybacks: EUR 533,000,000.00; authorization is
given for an 18 month period it supersedes the
amounts unused of any and all earlier authorizations
to the same effect

PROPOSAL #E.16: Authorize s the Board of Directors to                      ISSUER          YES          FOR               FOR
 reduce the share capital, on 1 or more occasions, by
 cancelling all or part of the shares held by the
Company in connection with various authorizations of
shares purchase granted by the ordinary shareholders'
 meeting, in particular Resolution 15, up to a
maximum of 10% of the share capital over a 24 month
period; this authorization is given for an 18-month
period it supersedes the amounts unused of any and
all earlier authorization to the same effect

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital by issuance, with the
shareholders' preferred subscription rights
maintained, of ordinary shares of the Company and any
 kind of securities giving access to shares of the
Company; the maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 15,000,000.00; this
overall ceiling of capital increase is common to
Resolutions 19, 20, 22 and 23 and the total nominal
amount of the capital increases carried out
accordingly with these resolutions shall count
against this overall ceiling; the nominal amount of
debt securities issued shall not exceed EUR
900,000,000.00; this amount is common to the debt
securities issued accordingly with Resolution 19, is
autonomous and distinct from the amount of the debt
securities issued accordingly with Resolution 24 and
from the amount of the debt securities which would be
 decided by the Board of Directors in accordance with
 Article L.228-40 of the French Commercial Code; this
 delegation is given for a 26-month period it
supersedes the amounts unused of any and all earlier
delegations to the same effect

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions, by a maximum nominal amount of EUR
400,000,000.00, by way of capitalizing reserves,
profits, premiums or other sums, provided that such
capitalization is allowed by Law under the by Laws,
by issuing bonus shares by raising the par value of
existing shares, or by a combination of these
methods; this delegation is given for a 26-month
period it supersedes the amounts unused of any and
all earlier delegations to the same effect

PROPOSAL #E.19: Approve to delegates all powers to                         ISSUER          YES        AGAINST           AGAINST
the Board of Directors to increase on 1 or more
occasions, in France or abroad, the share capital by
issuance, with waiver of shareholders' pre-emptive
rights, of ordinary shares of the Company and any
kind of securities giving access to shares of the
Company; the maximal nominal amount of capital
increases to be carried out under this delegation of
authority shall not exceed EUR 15,000,000.00; this
amount shall count against the overall ceiling set
forth in Resolution 17; the nominal amount of debt
securities issued shall not exceed EUR
900,000,000.00; this amount the ceiling set forth in
Resolution 17; this delegation is given for a 26-
month period it supersedes the amounts unused of any

PROPOSAL #E.20: Approve that, the Board of Directors                       ISSUER          YES        AGAINST           AGAINST
may decide, for each 1 of the issue decide
accordingly with Resolution 17 and 19, to increase
the number of securities to be issued in the event of
 a capital increase with or without preferential
subscription right to shareholders, at the same price
 as the initial issue, within 30 days of the closing
of the subscription period and up to a maximum of 15%
 of the initial issue; this delegation is given for a
 26-month period it supersedes the amounts unused of
any and all earlier delegations to the same effect

PROPOSAL #E.21: Authorize the Board of Directors, for                      ISSUER          YES        AGAINST           AGAINST
 the issue decided accordingly with Resolution 19,
within the limit of 10% of the Company's share
capital, over a 12-month period, to set the issue
price of the ordinary shares or securities to be
issued, in accordance with the terms and condition
determined by the shareholders' meeting; this
authorization is given for a 26-month period it
supersedes the amounts unused of any and all earlier
delegations to the same effect

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, up to 10% of the share
capital, by way of issuing ordinary shares of the
Company or securities giving access to the capital,
in consideration for the contributions in kind
granted to the Company and comprised of capital
securities or securities giving access to share
capital; this delegation is given for a 26-month
period it supersedes the amounts unused of any and
all earlier delegations to the same effect

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue accordingly with Resolution 19, Company's
ordinary shares or securities giving access to the
Company's existing or future ordinary shares, in
consideration for securities tendered in a public
exchange offer initiated in France or abroad, by the
Company concerning the shares of quoted Company; the
amount of capital increase carried out by virtue of
the present resolution shall count against the
overall ceiling set forth in Resolution 17; this
delegation is given for a 26-month period it
supersedes the amounts unused of any and all earlier
delegations to the same effect

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on 1 or more occasions, at its sole
discretion, in France or abroad, the share capital up
 to a maximum nominal amount of EUR 900,000,000.00,
by issuance of any securities giving right to the
allocation of debt securities; this delegation is
given for a 26-month period it supersedes the amounts
 unused of any and all earlier delegations to the
same effect

PROPOSAL #E.25: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase on 1 or more occasions, at its sole
discretion, in favour of employees of corporate
officers of the Company and related Companies, who
are members of a Company Savings Plan; this
delegation is given for a 26-month period and for an
amount that shall not exceed 10% of the Company's
capital; the ceiling of the present delegation is
autonomous and distinct and the amount of such
capital increase shall neither count against the
overall ceiling set forth in Resolutions 17, 18, nor
the ceiling of the Resolution 15 of the shareholders'
 meeting of 17 APR 2008; this delegation supersedes
the fraction unused of any and all earlier
delegations to the same effect; the shareholders'
meeting decides to cancel the shareholders'
preferential subscription rights in favour of the

PROPOSAL #E.26: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, to employees,
corporate officers of the Company and related
Companies or groups of economic interest, options
giving the right either to subscribe for new shares
in the Company to be issued through a share capital
increase, or to purchase existing shares purchased by
 the Company, it being provided that the options
shall not give rights to subscribe or to purchase to
a number of shares, which shall exceed the legal
limits; the shareholders' meeting decides to cancel
the shareholders' preferential subscription rights in
 favour of the beneficiaries mentioned above; this
delegation is given for a 26-month period it
supersedes the fraction unused of any and all earlier
 delegations to the same effect

PROPOSAL #E.27: Amend the Article 7 of the Bylaws:                         ISSUER          YES        AGAINST           AGAINST
Class- paying up- rights to fractions of shares, to
comply with provisions governed by Article 36 of the
Law 86-1067, dated 30 SEP 1986

PROPOSAL #E.28: Amend the Article 28 of the Bylaws:                        ISSUER          YES        AGAINST           AGAINST
Lawsuit, related to the Lawsuits between the
shareholders and the Company and, or its Directors

PROPOSAL #E.29: Authorize the bearer of an original,                       ISSUER          YES          FOR               FOR
a copy or extract of the minutes of the meeting to
carry out all filings, publications and other
formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELIASONERA AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W95890104
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Axel Calissendorff, Attorney-                      ISSUER          YES          FOR               FOR
at-law as the Chairman of the meeting

PROPOSAL #2.: Elect 2 persons to check the meeting                         ISSUER          YES          FOR               FOR
minutes along with the Chairperson

PROPOSAL #3.: Approve the voting register                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Adopt the agenda                                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to confirm that the meeting has                      ISSUER          YES          FOR               FOR
 been duly and properly convened

PROPOSAL #6.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditor's report, consolidated
financial statements and the Group Auditor's report
for 2008; speech by President Mr. Lars Nyberg in
connection herewith and a description of the Board of
 Directors work during 2008

PROPOSAL #7.: Adopt the income statement, balance                          ISSUER          YES          FOR               FOR
sheet, consolidated income statement and the
consolidated balance sheet for 2008

PROPOSAL #8.: Approve a dividend of SEK 1.80 per                           ISSUER          YES          FOR               FOR
share be distributed to the shareholders, and that 06
 APR 2009 be set as the record date for the dividend;
 if the AGM adopts this proposal, it is estimated
that disbursement from Euroclear Sweden AB [formerly
VPC AB] will take place on 09 APR 2009

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the President from personal
liability towards the Company for the administration
of the Company in 2008

PROPOSAL #10.: Approve the number of Board Members at                      ISSUER          YES          FOR               FOR
 8 and with no Deputy Board Members to be elected by
the AGM

PROPOSAL #11.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors, until the next AGM would be SEK
1,000,000 to the Chairman, SEK 425,000 to each other
Board Member elected by the AGM; the Chairman of the
Board's Audit Committee would receive remuneration of
 SEK 150,000 and other Members of the Audit Committee
 receive SEK 100,000 each and the Chairman of the
Board's Remuneration Committee would receive SEK
40,000 and other Members of the Remuneration
Committee would receive SEK 20,000 each; all
remuneration figures are the same as for previous

PROPOSAL #12.: Re-elect Messrs. Maija-Liisa Friman,                        ISSUER          YES          FOR               FOR
Conny Karlsson, Lars G. Nordstrom, Timo Peltola, Jon
Risfelt, Caroline Sundewall and Tom von Weymarn, Lans
 Renstrom; and the election will be preceded by
information from the Chairperson concerning positions
 held in other Companies by the candidates

PROPOSAL #13.: Elect Mr. Tom von Weymarn as the                            ISSUER          YES          FOR               FOR
Chairman of the Board of Directors

PROPOSAL #14.: Elect Messrs.Viktoria Aastrup [Swedish                      ISSUER          YES          FOR               FOR
 state], Kari Jarvinen [Finnish state via Solidium],
KG Lindvall [Swedbank Robur funds], Lennart Ribohn
[SEB funds] and Tom von Weymarn [Chairman of the
Board of Directors] for the nomination Committee

PROPOSAL #15.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Executive Management

PROPOSAL #16.A: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
[announcement of notice]

PROPOSAL #16.B: Amend the Articles of Association                          ISSUER          YES          FOR               FOR
[time limits for notice]

PROPOSAL #17.A: Authorize the Board of Directors, on                       ISSUER          YES          FOR               FOR
1 or more occasions prior to the 2010 AGM, on
acquisitions of own shares, which may take place both
 on Nasdaq OMX Stockholm and/or Nasdaq OMX
Helsingfors and in accordance with an offer to
acquire shares directed to all shareholders or
through a combination of these 2 alternatives; the
maximum number of shares acquired shall be such that
the Company's holding from time to time does not
exceed 10% of all shares in the Company; acquisitions
 of shares on Nasdaq OMX Stockholm and/or Nasdaq OMX
Helsingfors may only be made at a price within the
spread between the highest bid price and lowest ask
price prevailing from time to time on the exchanges;
acquisitions of shares by way of offers to acquire
shares directed to all the Companys shareholders may
take place at an acquisition price which exceeds the
prevailing market price, it will thereupon be
possible, by means of detachable and tradable sales
rights [Sw Saljratter], for the shareholders to enjoy
 the value of the premium which may arise as a
consequence of the Company acquiring shares at a
price in excess of the market price for the share, in
 order to compensate shareholders who neither sell
sales rights nor participate in the acquisition
offer, for their non-exercised sales rights, a bank
or another financial institution that may be
appointed by the Company shall, upon expiry of the
application period but otherwise in accordance with
the terms and conditions of the acquisition offer, be
 entitled to transfer shares to the Company and to
pay compensation, amounting to the value of the non-
exercised sales rights less the banks costs, to the
shareholders concerned; however, the compensation
payable may not exceed the compensation that may be
paid per sales right in the event of an offer of
commission-free sale of sales rights, in the event
foreign legal and/or administrative rules
significantly impede implementation of an acquisition
 offer in a particular country, the Board of
Directors or a party appointed by the Board of
Directors in its stead shall be entitled to effect a
sale of sales rights on behalf of the shareholders
concerned and shall, instead, pay the cash amount
received upon a sale carried out with due care, less
costs incurred, the Board of Directors shall be

PROPOSAL #17.B: Authorize the Board of Directors, on                       ISSUER          YES          FOR               FOR
1 or more occasions prior to the 2010 AGM, on
transfers of own shares on Nasdaq OMX Stockholm
and/or Nasdaq OMX Helsingfors, with deviation from
the shareholders' preferential rights, transfers may
take place of all shares held by the Company at the
time of the Board of Directors' resolution regarding
transfer pursuant to this authorization, at a price
within the spread between the highest bid price and
lowest ask price prevailing from time to time on
Nasdaq OMX Stockholm and/or Nasdaq OMX Helsingfors,
the Board of Directors shall be entitled to decide on
 other terms and conditions for the transfer

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELSTRA CORP LTD
  TICKER:                N/A             CUSIP:     Q8975N105
  MEETING DATE:          11/21/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Chairman and Company Executive Officer                       ISSUER          NO           N/A               N/A
presentations

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
FYE 30 JUN 2008

PROPOSAL #3.: To discuss the Company's financial                           ISSUER          NO           N/A               N/A
statements and reports for the YE 30 JUN 2008

PROPOSAL #S.4: Adopt the Constitution tabled at the                        ISSUER          YES          FOR               FOR
meeting and signed by the Chairman of the meeting for
 the purposes of identification, as the Constitution
of the Company in place of the present Constitution,
with effect from the close of the meeting

PROPOSAL #5.a: Elect  Mr. John Mullen as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.b: Re-elect Ms. Catherine Livingstone as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation

PROPOSAL #5.c: Re-elect Mr. Donald McGauchie as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.d: Elect Mr. John Stewart as a Director                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TENARIS S A
  TICKER:                N/A             CUSIP:     L90272102
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports from the Board of                        ISSUER          NO           N/A               N/A
Directors and of the Independent Auditors in relation
 to the consolidated financial statements of the
Company, the consolidated financial statements of the
 Company for the FYE on 31 DEC 2008, 2007 and 2006

PROPOSAL #2.: Approve the reports from the Board of                        ISSUER          NO           N/A               N/A
Directors and of the Independent Auditors in relation
 to the annual financial statements of the Company,
the annual financial statements of the Company to 31
DEC 2008

PROPOSAL #3.: Approve the allocation of profits and                        ISSUER          NO           N/A               N/A
approval for the payment of dividends

PROPOSAL #4.: Grant discharge of liabilities of the                        ISSUER          NO           N/A               N/A
members of the Board of Directors for the FY and
their term in office during the YE on 31 DEC 2008

PROPOSAL #5.: Elect the members of the Board of                            ISSUER          NO           N/A               N/A
Directors

PROPOSAL #6.: Approve the remuneration of the members                      ISSUER          NO           N/A               N/A
 of the Board of Directors

PROPOSAL #7.: Approve the designation of the                               ISSUER          NO           N/A               N/A
Independent Auditors for the FYE on 31 DEC 2009 and
their fees

PROPOSAL #8.: Authorize the Board of Directors and to                      ISSUER          NO           N/A               N/A
 the Board of Directors and other governing bodies of
 the subsidiaries of the Company to acquire shares in
 the Company

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
carry out the distribution of all of the
communications to the shareholders, including the
material for the general meeting of shareholders and
the issuance of proxies and annual reports to the
shareholders, through the electronic means that
permitted by any applicable laws and regulations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TERUMO CORPORATION
  TICKER:                N/A             CUSIP:     J83173104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #6: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THALES, NEUILLY SUR SEINE
  TICKER:                N/A             CUSIP:     F9156M108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.2: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.3: Approve the distribution of the                             ISSUER          YES          FOR               FOR
Company's profits and fixation of the dividend

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR
authorized by 06 MAR 2008 Board of Directors

PROPOSAL #O.5: Approve the regulated commitment                            ISSUER          YES          FOR               FOR
authorized by 24 MAR 2008 Board of Directors

PROPOSAL #O.6: Approve renewal of a Permanent                              ISSUER          YES          FOR               FOR
Statutory Auditor's mandate

PROPOSAL #O.7: Appoint a temporary Statutory Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
allow the Company to operate on its own shares under
a share repurchase program, with a maximum purchase
price of EUR 50 per share

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
cancel within the framework of the shares acquired
under a share repurchase program

PROPOSAL #E.A: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: Approve the modification of Article 11 of
the statutes

PROPOSAL #O.10: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE 77 BANK,LTD.
  TICKER:                N/A             CUSIP:     J71348106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Retirement Allowance for                             ISSUER          YES        AGAINST           AGAINST
Retiring Directors, and Payment of Accrued Benefits
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

PROPOSAL #5.: Setting of the Amount for Directors'                         ISSUER          YES          FOR               FOR
Stock Remuneration-Type of Stock Options and Content
Thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE BANK OF KYOTO,LTD.
  TICKER:                N/A             CUSIP:     J03990108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE BANK OF YOKOHAMA,LTD.
  TICKER:                N/A             CUSIP:     J04242103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE CARPHONE WAREHOUSE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G5344S105
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the period ended
29 MAR 2008

PROPOSAL #2.: Approve the remuneration report set out                      ISSUER          YES          FOR               FOR
 in the annual report 2008

PROPOSAL #3.: Declare a final dividend of 3.00 pence                       ISSUER          YES          FOR               FOR
per ordinary share for the period ended 29 MAR 2008

PROPOSAL #4.: Re-elect Mr. Charles Dunstone as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Roger Taylor as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. John Gildersleeve as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. David Goldie as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Board to
determine the Auditors' remuneration

PROPOSAL #S.9: Adopt new Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #S.10: Authorize the Directors, for the                           ISSUER          YES          FOR               FOR
purpose of Section 80(1) of the Companies Act 1985
[the Act], to allot and issue relevant securities
[Section 80(2) of the Act] up to an aggregate nominal
 amount of GBP 304,698 being the aggregate nominal
amount of one third of the issued share capital of
the Company as at 29 MAR 2008; [Authority expires at
the earlier of the conclusion of the AGM of the
Company in 2009 or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Act, to allot equity securities
[Section 94(2) of the Act] for cash pursuant to the
authority conferred by Resolution 10, disapplying the
 statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of the holders of ordinary
shares of 0.1p each in the capital of the Company
[Ordinary Shares]; and b) up to an aggregate nominal
amount equal to GBP 45,705 [5% of the issued share
capital of the Company as at 29 MAR 2008]; [Authority
 expires at the earlier of the conclusion of the AGM
of the Company in 2009 or 15 months]; and authorize
the Directors to allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Act, to make market
purchases [Section 163 of the Act] of up to
91,409,295 ordinary shares, at a minimum price which
may be paid is the 0.1p nominal value of each share
and not more than 5% above the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Plc Official List, over the
previous 5 business days; [Authority expires the
earlier of the conclusion of the AGM of the Company
in 2009 or 15 months]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE CHIBA BANK,LTD.
  TICKER:                N/A             CUSIP:     J05670104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

PROPOSAL #6.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE CHUGOKU BANK,LIMITED
  TICKER:                N/A             CUSIP:     J07014103
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors

PROPOSAL #7: Approve Payment of Accrued Benefits                           ISSUER          YES        AGAINST           AGAINST
associated with Abolition of Retirement Benefit
System for Current Corporate Officers

PROPOSAL #8: Amend the Compensation to be received by                      ISSUER          YES          FOR               FOR
 Directors and Corporate Auditors

PROPOSAL #9: Authorize Use of Stock Option Plan for                        ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE CHUGOKU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J07098106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Ban Newly Building Nuclear Power Facilities

PROPOSAL #5: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Abolish Use of Nuclear Fuels

PROPOSAL #6: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Add Provisions About Transition Into Sustainable
Energy Generation

PROPOSAL #7: Shareholder's Proposals: Appoint a                            ISSUER          YES        AGAINST             FOR
Director

PROPOSAL #8: Shareholder's Proposals: Appoint a                            ISSUER          YES        AGAINST             FOR
Corporate Auditor

PROPOSAL #9: Shareholder's Proposals: Approve                              ISSUER          YES        AGAINST             FOR
Appropriation of Profits

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE FURUKAWA ELECTRIC CO.,LTD.
  TICKER:                N/A             CUSIP:     J16464117
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE GUNMA BANK,LTD.
  TICKER:                N/A             CUSIP:     J17766106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations, Reduce Term
of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE HACHIJUNI BANK,LTD.
  TICKER:                N/A             CUSIP:     J17976101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE HIROSHIMA BANK,LTD.
  TICKER:                N/A             CUSIP:     J03864105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Retiring Directors and Corporate

PROPOSAL #6: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE IYO BANK,LTD.
  TICKER:                N/A             CUSIP:     J25596107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE JAPAN STEEL WORKS,LTD.
  TICKER:                N/A             CUSIP:     J27743103
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE JOYO BANK,LTD.
  TICKER:                N/A             CUSIP:     J28541100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Retirement Allowance for                              ISSUER          YES        AGAINST           AGAINST
Retiring Directors and Corporate Auditors, and
Payment of Accrued Benefits associated with Abolition
 of Retirement Benefit System for Current Directors
and Corporate Auditors

PROPOSAL #6: Approve Details of Compensation as Stock                      ISSUER          YES          FOR               FOR
 Options for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE KANSAI ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J30169106
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications, Reduce
Term of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4: Shareholder's Proposal: Approve                               ISSUER          YES        AGAINST             FOR
Appropriation of Profits

PROPOSAL #5: Shareholder's Proposal: Remove a Director                     ISSUER          YES        AGAINST             FOR

PROPOSAL #6: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Reduce Maximum Board Size to 8, and Include One
Director from the Nuclear Blast Victims Labor Movement

PROPOSAL #7: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Prohibit Use of Nuclear Power

PROPOSAL #8: Shareholder's Proposal: Amend Articles                        ISSUER          YES        AGAINST             FOR
to Require Establishment of a Remuneration Committee
Comprised of a Majority of Outside Directors, and
Require Disclosure of Individual Remunerations

PROPOSAL #9: Shareholder's Proposal:  Amend Articles                       ISSUER          YES        AGAINST             FOR
to Investigate Nuclear Fuel Reprocessing in
Coordination with Outside Experts

PROPOSAL #10: Shareholder's Proposal:  Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Investigate Plutonium Management and Prohibit the
 Use of Plutonium

PROPOSAL #11: Shareholder's Proposal:  Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Provide a Report on Alternative Energy Sources
Created in Coordination with Outside Experts

PROPOSAL #12: Shareholder's Proposal:  Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Base All Operations on Global CSR Standards

PROPOSAL #13: Shareholder's Proposal:  Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Require All Minutes from Shareholders Meetings to
 Correctly Reflect All Statements and Be Distributed
Via the Internet

PROPOSAL #14: Shareholder's Proposal:  Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Reduce Maximum Board Size to 12

PROPOSAL #15: Shareholder's Proposal: Amend Articles                       ISSUER          YES        AGAINST             FOR
to Reduce Maximum Auditors Board Size to 6, and
Include 2 Members of an Environmental Protection NGO

PROPOSAL #16: Shareholder's Proposal: Amend Articles                       ISSUER          YES        AGAINST             FOR
to Proactively Implement Environmental Policies
Across the Group

PROPOSAL #17: Shareholder's Proposal: Amend Articles                       ISSUER          YES        AGAINST             FOR
to Promote a Shift from Nuclear Power to Natural

PROPOSAL #18: Shareholder's Proposal: Amend Articles                       ISSUER          YES        AGAINST             FOR
to Prioritize Improvements to the Labor Environment
for Employees and Consumers/Local Populus

PROPOSAL #19: Shareholder's Proposal: Amend Articles                       ISSUER          YES        AGAINST             FOR
to Prioritize Capital Investment in Utility
Infrastructures and Securing Labor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE NISHI-NIPPON CITY BANK, LTD.
  TICKER:                N/A             CUSIP:     J56773104
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Purchase of Own Shares                               ISSUER          YES          FOR               FOR
(Preferred Stock)

PROPOSAL #3.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring  Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SHIZUOKA BANK,LTD.
  TICKER:                N/A             CUSIP:     J74444100
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SUMITOMO TRUST AND BANKING COMPANY,LIMITED
  TICKER:                N/A             CUSIP:     J77970101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Increase Authorized                       ISSUER          YES          FOR               FOR
Capital to 3,400,000,000 shs., Establish Articles
Related to Class 2 Preferred Shares, Class 3
Preferred Shares and Class 4 Preferred Shares and
Class Shareholders Meetings, Approve Minor Revisions
Related to Dematerialization of Shares and the Other
Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SWATCH GROUP AG, NEUENBURG
  TICKER:                N/A             CUSIP:     H83949133
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the 2008 annual report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #1.2: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR
[Balance Sheet, Income Statement and Notes] and 2008
consolidated financial statements

PROPOSAL #1.3: Approve the Statutory Auditors' Report                      ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Approve the reports and the financial                       ISSUER          YES          FOR               FOR
statements

PROPOSAL #2.: Grant discharge to all Members of the                        ISSUER          YES          FOR               FOR
Board of Directors for the FY 2008

PROPOSAL #3.: Approve the appropriation of the net                         ISSUER          YES        AGAINST           AGAINST
income as specified [the Group intends not to pay a
dividend to the subsidiaries of which it is a 100%
owner]

PROPOSAL #4.: Appoint PricewaterhouseCoopers Ltd for                       ISSUER          YES          FOR               FOR
another period of one year as Statutory Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE SWATCH GROUP AG, NEUENBURG
  TICKER:                N/A             CUSIP:     H83949141
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report [annual                       ISSUER          NO           N/A               N/A
report, financial statements and consolidated
financial statements]

PROPOSAL #2.: Grant discharge to all Members of the                        ISSUER          NO           N/A               N/A
Board of Directors for the FY 2008

PROPOSAL #3.: Approve the appropriation of the 2008                        ISSUER          NO           N/A               N/A
profit of CHF 706,213,797.58 resulting from the
balance sheet [net income as of 31 DEC 2008 of CHF
671,900,167.27 plus balance brought forward from the
previous year of CHF 34,313,630.31] as specified

PROPOSAL #4.: Appoint PricewaterhouseCoopers Ltd for                       ISSUER          NO           N/A               N/A
another period of one year as the Statutory Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE TOKYO ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J86914108
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Partial Amendments to the Articles of                        ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.1: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Election of a Director                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Election of a Director                                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Election of a Director                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Election of an Auditor                                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Shareholders' Proposals : Distribution                       ISSUER          YES        AGAINST             FOR
of Surplus

PROPOSAL #6.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (1)

PROPOSAL #7.: Shareholders' Proposals : Partial                            ISSUER          YES        AGAINST             FOR
Amendments to the Articles of Incorporation (2)

PROPOSAL #8.: Shareholders' Proposals : Partial                            ISSUER          YES          FOR             AGAINST
Amendments to the Articles of Incorporation (3)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THK CO.,LTD.
  TICKER:                N/A             CUSIP:     J83345108
  MEETING DATE:          6/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THOMAS COOK GROUP
  TICKER:                N/A             CUSIP:     G88471100
  MEETING DATE:          3/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to agree the final dividend                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Allvey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Dr. Jurgen Buser as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Nigel Northridge                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Dr. Karl Gerhard Eick as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #9.: Grant authority to the Directors to fix                      ISSUER          YES          FOR               FOR
 the Auditors remuneration

PROPOSAL #10.: Authorize  the Company and its                              ISSUER          YES          FOR               FOR
subsidiaries to make EU political donations to
political parties or Independent election candidates
up to GBP 0.02m,to political org. other than
political parties up to GBP 0.02m  and incur EU
political expenditure up to GBP

PROPOSAL #11.: Grant authority to issue the equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities with pre-emptive rights  up
 to a nominal amount of EUR 28,606,903 in connection
with an offer by way of a rights issue otherwise up
to EUR 28,606,903

PROPOSAL #S.12: Grant authority to issue of equity or                      ISSUER          YES          FOR               FOR
 equity-linked securities without pre-emptive rights
up to a  nominal amount of EUR 4,291,464

PROPOSAL #S.13: Amend the period of notice for                             ISSUER          YES          FOR               FOR
general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THOMSON REUTERS PLC, LONDON
  TICKER:                N/A             CUSIP:     G8847Z105
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. David Thomson as a Director                       ISSUER          YES          FOR               FOR
of Thomson Reuters

PROPOSAL #1.2: Elect Mr. W. Geoffrey Beattie as a                          ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.3: Elect Mr. Niall FitzGerald, KBE as a                        ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.4: Elect Mr. Thomson H. Glocer as a                            ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.5: Elect Mr. Manvinder S. Banga as a                           ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.6: Elect Ms. Mary Cirillo as a Director                        ISSUER          YES          FOR               FOR
of Thomson Reuters

PROPOSAL #1.7: Elect Mr. Steven A. Denning as a                            ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.8: Elect Mr. Lawton Fitt as a Director of                      ISSUER          YES          FOR               FOR
 Thomson Reuters

PROPOSAL #1.9: Elect Mr. Roger L. Martin as a                              ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.10: Elect Sir Deryck Maughan as a                              ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.11: Elect Mr. Ken Olisa as a Director of                       ISSUER          YES          FOR               FOR
Thomson Reuters

PROPOSAL #1.12: Elect Mr. Vance K. Opperman as a                           ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.13: Elect Mr. John M. Thompson as a                            ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.14: Elect Mr. Peter J. Thomson as a                            ISSUER          YES          FOR               FOR
Director of Thomson Reuters

PROPOSAL #1.15: Elect Mr. John A. Tory as a Director                       ISSUER          YES          FOR               FOR
of Thomson Reuters

PROPOSAL #2.: Re-appoint the Canadian Firm of                              ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors of Thomson
 Reuters Corporation and the UK Firm of
PricewaterhouseCoopers LLP as the Auditors of Thomson
 Reuters PLC and authorize the Directors of Thomson
Reuters to fix the Auditors' remuneration

PROPOSAL #3.: Receive the financial statements of                          ISSUER          YES          FOR               FOR
Thomson Reuters for the YE 31 DEC 2008 and the
Auditors' report on those statements [consisting of
the primary Thomson Reuters Corporation consolidated
financial statements as well as standalone Thomson
Reuters PLC financial statements prepared to comply
with UK legal and regulatory requirements]

PROPOSAL #4.a: Receive the Directors' report of                            ISSUER          YES          FOR               FOR
Thomson Reuters PLC for the YE 31 DEC 2008 in
accordance with UK legal and regulatory requirements
applicable to Thomson Reuters PLC

PROPOSAL #4.b: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report [and the Auditors' report thereon] of Thomson
Reuters PLC for the YE 31 DEC 2008 in accordance with
 UK legal and regulatory requirements applicable to
Thomson Reuters PLC

PROPOSAL #4.c: Approve a renewal of the authority to                       ISSUER          YES          FOR               FOR
allot Thomson Reuters PLC shares in accordance with
UK legal and regulatory requirements applicable to
Thomson Reuters PLC

PROPOSAL #4.d: Approve a renewal of the                                    ISSUER          YES          FOR               FOR
disapplication of preemptive rights related to the
issuance of Thomson Reuters PLC shares in accordance
with UK legal and regulatory requirements applicable
to Thomson Reuters PLC

PROPOSAL #4.e: Approve a renewal to the authority to                       ISSUER          YES          FOR               FOR
buy back Thomson Reuters PLC ordinary shares in the
open market in accordance with UK legal and
regulatory requirements applicable to Thomson Reuters

PROPOSAL #4.f: Approve a continuing authority for                          ISSUER          YES          FOR               FOR
Thomson Reuters PLC to call a general meeting of
shareholders [other than an AGM] in accordance with
Thomson Reuters PLC's Articles of Association upon
not less than 14 days' notice in writing in
accordance with UK legal and regulatory requirements
applicable to Thomson Reuters PLC

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THYSSENKRUPP AG, DUISBURG/ESSEN
  TICKER:                N/A             CUSIP:     D8398Q119
  MEETING DATE:          1/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board, the group
financial statements and group annual report as well
as the report by the Board of Managing Directors
pursuant to Sections 289[4] and 315[4] of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 668,835,757.20 as
follows: Payment of a dividend of EUR 1.30 per no-par
 share EUR 66,320,217.60 shall be carried forward Ex-
dividend and payable date: 26 JAN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2008/2009 FY and for the interim report: KPMG AG,
Berlin

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES        AGAINST           AGAINST
 own shares: a) the Company shall be authorized to
acquire own shares of up to 10% of the Company's
share capital, the authorization is not valid for
trading in own shares; b) the authorization may be
exercised once or several times, for one or more
purposes, by the Company or by a third party at the
Company's expenses, on or before 22 JUL 2010 , the
authorization to acquire own shares adopted by the
general meeting on 18 JAN 2008 shall be revoked when
the new authorization comes into effect; c) the
shares may be acquired through the stock exchange at
a price not deviating more than 5% from t he market
price, by way of a public repurchase offer at a price
 not deviating more than 10%, from the market price,
or through the acquisition of equity derivatives [put
 and/or call options] whose terms must end on 22 JUL
2010 at the latest; d) the Board of Managing
Directors shall be authorized to retire the shares,
to dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, to use the shares in connection
with mergers and acquisitions against payment in kind
 or for satisfying conversion or option rights, in
these cases, shareholders subscription rights may be

PROPOSAL #7.: Renewal of the authorization to grant                        ISSUER          YES          FOR               FOR
convertible bonds the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to grant bearer bonds of up to EUR
 2,000,000,000, with a term of up to 20 years,
conferring conversion rights for up to 50,000,000
bearer shares, on or before 22 JAN 2014, shareholders
 shall be granted subscription rights except for
residual amounts, for the guarantee of existing
conversion rights, or for the issue of convertible
bonds of up to 10% of the Company's share capital
against payment in cash if the price of the bonds is
not materially below their market price

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TITAN CEMENT CO, ATHENS
  TICKER:                N/A             CUSIP:     X90766126
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for                         ISSUER          NO           N/A               N/A
2008 along with the Board of Director's and the
Chartered Auditors' reports and of the profit disposal

PROPOSAL #2.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Directors and the Chartered Auditor from every
compensational responsibility for 2008

PROPOSAL #3.: Approve the Board of Director's salaries                     ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the constitution of the Audit                        ISSUER          NO           N/A               N/A
Committee

PROPOSAL #5.: Elect the ordinary and substitute                            ISSUER          NO           N/A               N/A
Chartered Auditors for 2009 and approve to determine
their remuneration

PROPOSAL #6.: Authorize the Board of Directors and                         ISSUER          NO           N/A               N/A
the Managers to participate in the Board of Directors
 or in the Management of group's Companies of
identical or similar scopes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TNT N V
  TICKER:                N/A             CUSIP:     N86672107
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Presentation by Mr. M.P. Bakker, Chief                       ISSUER          NO           N/A               N/A
Executive Officer

PROPOSAL #3.: Annual report 2008                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Discussion of the Corporate Governance                       ISSUER          NO           N/A               N/A
Chapter in the annual report 2008, Chapter10

PROPOSAL #5.: Remuneration of the Board of Management                      ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the 2008 financial statements                          ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Discussion of the reserves and                              ISSUER          NO           N/A               N/A
dividend guidelines 2009

PROPOSAL #7.B: Approve to determine the distribution                       ISSUER          NO           N/A               N/A
of dividend

PROPOSAL #7.C: Approve the distribution out of the                         ISSUER          NO           N/A               N/A
reserves

PROPOSAL #8.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Board of Management

PROPOSAL #9.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #10.A: Announcement of vacancies in the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #10.B: Opportunity for the general meeting                        ISSUER          NO           N/A               N/A
of shareholders to make recommendations for the re-
appointment of Members of the Supervisory Board

PROPOSAL #10.C: Announcement by the Supervisory Board                      ISSUER          NO           N/A               N/A
 of the persons nominated for re-appointment

PROPOSAL #10.D: Amendments to the profile of the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #11.: Re-appoint Mr. S. Levy as a Member of                       ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #12.: Appoint Ms. P.M. Altenburg as a Member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board

PROPOSAL #13.: Announcement of vacancies in the                            ISSUER          NO           N/A               N/A
Supervisory Board expected as per the close of the
AGM of shareholders in 2010

PROPOSAL #14.: Announcement of the intention of the                        ISSUER          NO           N/A               N/A
Supervisory Board to re-appoint Mr. H.M. Koorstra as
a Member of the Board of Management

PROPOSAL #15.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
issue ordinary shares

PROPOSAL #16.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
limit or exclude the pre-emptive right to issue
ordinary shares

PROPOSAL #17.: Authorize the Board of Management to                        ISSUER          NO           N/A               N/A
have the Company acquire its own shares

PROPOSAL #18.: Approve to reduce the issued share                          ISSUER          NO           N/A               N/A
capital by cancellation of own shares

PROPOSAL #19.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #20.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOBU RAILWAY CO.,LTD.
  TICKER:                N/A             CUSIP:     J84162148
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights, Reduce Term of Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #5: Amend the Compensation to be Received by                      ISSUER          YES          FOR               FOR
 Corporate Officers

PROPOSAL #6: Allow Board to Authorize Use of Free                          ISSUER          YES        AGAINST           AGAINST
Share Purchase Warrants as Anti-Takeover Defense
Measure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOHO CO.,LTD
  TICKER:                N/A             CUSIP:     J84764117
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES        AGAINST           AGAINST
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulaions, Allow Board to
 Make Rules Governing Exercise of Shareholders' Rights

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOHO GAS CO.,LTD.
  TICKER:                N/A             CUSIP:     J84850106
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Use of
Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOHOKU ELECTRIC POWER COMPANY,INCORPORATED
  TICKER:                N/A             CUSIP:     J85108108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Shareholders' Proposal : Amend Articles                      ISSUER          YES          FOR             AGAINST
 to Require Disclosure of Corporate Officer

PROPOSAL #6.: Shareholders' Proposal : Amend Articles                      ISSUER          YES        AGAINST             FOR
 to Abandon Pluthermal Plan at the Onagawa Nuclear
Power Station (Unit.3)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKIO MARINE HOLDINGS,INC.
  TICKER:                N/A             CUSIP:     J86298106
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKUYAMA CORPORATION
  TICKER:                N/A             CUSIP:     J86506102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve Policy regarding Large-scale                         ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO BROADCASTING SYSTEM,INCORPORATED
  TICKER:                N/A             CUSIP:     J86656105
  MEETING DATE:          12/16/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Transfer of Operations to a                           ISSUER          YES        AGAINST           AGAINST
Wholly-Owned Subsidiary, TBS TV Inc., and Create a
Holding Company Structure

PROPOSAL #2: Amend Articles to: Change Official                            ISSUER          YES        AGAINST           AGAINST
Company Name to TOKYO BROADCASTING SYSTEM HOLDINGS,
INC., Expand Business Lines

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO BROADCASTING SYSTEM,INCORPORATED
  TICKER:                N/A             CUSIP:     J86656105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Directors,
  Adopt Reduction of Liability System for Outside
Auditors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO ELECTRON LIMITED
  TICKER:                N/A             CUSIP:     J86957115
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO GAS CO.,LTD.
  TICKER:                N/A             CUSIP:     J87000105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO STEEL MANUFACTURING CO.,LTD.
  TICKER:                N/A             CUSIP:     J88204110
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYO TATEMONO CO.,LTD.
  TICKER:                N/A             CUSIP:     J88333117
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYU CORPORATION
  TICKER:                N/A             CUSIP:     J88720123
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOKYU LAND CORPORATION
  TICKER:                N/A             CUSIP:     J88849120
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines,  Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOLL HOLDINGS LTD, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q9104H100
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          NO           N/A               N/A
statements of the Company and its controlled entities
 for the YE 30 JUN 2008 and the related Directors'
report, Directors' declaration and Auditors' report

PROPOSAL #2.: Adopt the remuneration report                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect Mr. Ray Horsburgh as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with the Company's constitution

PROPOSAL #4.: Elect Mr. Frank Ford as a Director of                        ISSUER          YES          FOR               FOR
the Company, who retires in accordance with the
Company's constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMKINS PLC, LONDON
  TICKER:                N/A             CUSIP:     G89158136
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                            ISSUER          YES          FOR               FOR
financial statements for the YE 03 JAN 2009 together
with the Independent Auditors' report

PROPOSAL #2.: Approve the remuneration committee                           ISSUER          YES          FOR               FOR
report for the YE 03 JAN 2009

PROPOSAL #3.: Declare the final dividend of 2 US                           ISSUER          YES          FOR               FOR
cents per ordinary share for the YE 03 JAN 2009

PROPOSAL #4.: Re-appoint Mr. Richard Gillingwater as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #5.: Re-appoint Mr. Struan Robertson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint Deloitte LLP as Independent                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Independent Auditors' remuneration

PROPOSAL #8.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities[as defined in the Companies Act
1985] up to an nominal amount of USD 26,455,567,
comprising equity securities [as defined in the
Companies Act 1985] up to a nominal amount of USD
52,911,135 [including within such limit any relevant
securities allotted under paragraph (A)] ] in
connection with an offer by way of a right issue; to
ordinary shareholders in proportion [as nearly as may
 be practicable] to their existing holdings; and to
holders of other equity securities, as required by
the rights of those securities, or as the Directors
consider it necessary, as or appropriate to deal with
 treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in or
under the laws of, any territory or any other matter
[Authority expires until the close of business on 01
SEP 2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement
notwithstanding that the authority conferred by this
resolution has expired

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8, to allot equity
securities [as defined in the Companies Act 1985] for
 cash under the authority given by that resolution
and/or where the allotments is treated as an
allotment of equity securities under Section 94(3A)
of the Companies Act 1985, disapplying the statutory
pre-emption rights of the restriction in Section
89(1) of the Companies Act 1985, provided that this
power shall be limited to the allotment of equity
securities: in connection with a rights issue in
favor of ordinary shareholders;up to an aggregate
nominal amount of USD 3,978,682; [Authority expires
until the close of business on 01 SEP 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Company, in                                  ISSUER          YES          FOR               FOR
substitution for any authority to purchase ordinary
shares in the capital of the Company [shares], to
make market purchases [Section 163(3) of the
Companies Act 1985] of up to 88,415,177 shares or, if
 lower, such number of shares as is equal to 10% of
the issued ordinary share capital of the Company at a
 minimum price equal to the nominal value and not
more than 105% above the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the AGM of the Company]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be

PROPOSAL #S.11: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMTOM NV
  TICKER:                N/A             CUSIP:     N87695107
  MEETING DATE:          9/19/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint Mr. Alain De Taeye as a Member                       ISSUER          NO           N/A               N/A
of the Management Board of the Company with effect
from 19 SEP 2008

PROPOSAL #3.: Appoint Mr. Ben Van Der Veer as a                            ISSUER          NO           N/A               N/A
Member of the Supervisory Board of the Company with
effect from 01 OCT 2008

PROPOSAL #4.: Approve to acceptance of the                                 ISSUER          NO           N/A               N/A
resignation of Mr. Alexander Ribbink and release from
 liability as Member of the Management Board

PROPOSAL #5.: Amend the Articles of Association of                         ISSUER          NO           N/A               N/A
the Company

PROPOSAL #6.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #7.: Close                                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TONENGENERAL SEKIYU K.K.
  TICKER:                N/A             CUSIP:     J8657U110
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Appoint a Substitute Corporate Auditor                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOPDANMARK A/S, BALLERUP
  TICKER:                N/A             CUSIP:     K96213150
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report on the Company's                          ISSUER          NO           N/A               N/A
activities in the past year

PROPOSAL #2.: Receive the audited annual report                            ISSUER          NO           N/A               N/A
signed by the Board of Directors and the Board of

PROPOSAL #3.: Adopt the annual report and decision on                      ISSUER          YES          FOR               FOR
 the appropriation of profits according to the Annual
 Accounts as adopted

PROPOSAL #4.A: Re-elect Mr. Jorgen Ajslev as a Member                      ISSUER          YES          FOR               FOR
 to the Board of Directors

PROPOSAL #4.B: Re-elect Mr. Anders Knutsen as a                            ISSUER          YES          FOR               FOR
Member to the Board of Directors

PROPOSAL #4.C: Re-elect Mr. Jens Maaloe as a Member                        ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.D: Re-elect Mr. Michael Pram Rasmussen as                      ISSUER          YES          FOR               FOR
 a Member to the Board of Directors

PROPOSAL #4.E: Re-elect Mr. Annette Sadolin as a                           ISSUER          YES          FOR               FOR
Member to the Board of Directors

PROPOSAL #4.F: Re-elect Mr. Knud J. Vest as a Member                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #5.A: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
acquire own shares for the purpose of ownership or
security, the total of own shares held by the Company
 or its subsidiaries must not exceed 10% of the share
 capital, the shares can be acquired at a minimum
price of DKK 105 [market price of DKK 10.5] per share
 and a maximum price of current market value plus
10%; [Authority expires at the conclusion of the AGM
in 2010]

PROPOSAL #5.B: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
issue to the Company's Board of Management and other
executives for 2010 up to 150,000 options, employee
shares with a nominal value of up to DKK 20,000 and
employee bonds with a nominal value of up to DKK 5m;
consequently approve to formulate Clauses 5 and 6 of
General guidelines for performance-related pay in
Topdanmark as specified for 2010

PROPOSAL #6.: Re-elect the Mrrres. Deloitte,                               ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab of one state-
authorized public accountant to serve as Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOPPAN PRINTING CO.,LTD.
  TICKER:                N/A             CUSIP:     J89322119
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines,  Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations,   Allow Board to Make Rules
Governing Exercise of Shareholders' Rights,  Adopt
Reduction of Liability System for Outside Auditors

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.26: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.27: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.28: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TORAY INDUSTRIES,INC.
  TICKER:                N/A             CUSIP:     J89494116
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES        AGAINST           AGAINST
Allowance for Retiring Directors and Retiring
Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOSHIBA CORPORATION
  TICKER:                N/A             CUSIP:     J89752117
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Renewal of the defensive measures                            ISSUER          YES        AGAINST           AGAINST
(measures against the unsolicited acquisition)

PROPOSAL #4.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 information concerning the facts in relation to
illegal activities, etc.

PROPOSAL #5.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding exercise of
voting rights in the general meeting of shareholders

PROPOSAL #6.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the sanction imposed on the officers (directors and
executive officers)

PROPOSAL #7.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 the facts of improper billing and unfair receipt of
the research labor expenses for the research
commissioned by the New Energy and Industrial
Technology Development Organization (NEDO)

PROPOSAL #8.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each director and
executive officer of the Company

PROPOSAL #9.: Shareholders' Proposals: Amendments to                       ISSUER          YES        AGAINST             FOR
the Articles of Incorporation regarding disclosure of
 personalized information of each counselor, advisor
and shayu (company friend/sympathizer) of the Company

PROPOSAL #10.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding disclosure
of information concerning employees who entered the
Company from the ministry or agency of government or
other public organizations

PROPOSAL #11.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
establishment of a new committee for the purpose of
discovering the details of and preventing illegal
and/or improper activities

PROPOSAL #12.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding
semiconductor business of the Company

PROPOSAL #13.: Shareholders' Proposals: Amendments to                      ISSUER          YES        AGAINST             FOR
 the Articles of Incorporation regarding conditions
of employment for temporary employees

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOSOH CORPORATION
  TICKER:                N/A             CUSIP:     J90096116
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL SA, COURBEVOIE
  TICKER:                N/A             CUSIP:     F92124100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 2.28 per share

PROPOSAL #O.4: Approve the Special Auditors' report                        ISSUER          YES          FOR               FOR
presenting ongoing related party transactions

PROPOSAL #O.5: Approve transaction with Mr. Thierry                        ISSUER          YES          FOR               FOR
Desmarest

PROPOSAL #O.6: Approve transaction with Mr.                                ISSUER          YES        AGAINST           AGAINST
Christophe De Margerie

PROPOSAL #O.7: Authorize to repurchase of up to 10%                        ISSUER          YES          FOR               FOR
of issued share capital

PROPOSAL #O.8: Re-elect Ms. Anne Lauvergeon as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.9: Re-elect Mr. Daniel Bouton as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.10: Re-elect Mr. Bertrand Collomb as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Re-elect Mr. Christophe De Margerie                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.12: Re-elect Mr. Michel Pebereau as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.13: Elect Mr. Patrick Artus as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #E.14: Amend the Article 12 of the Bylaws                         ISSUER          YES          FOR               FOR
regarding age limit for the Chairman

PROPOSAL #A.: Approve the statutory modification to                        ISSUER          YES        AGAINST           AGAINST
advertise individual allocations of stock options and
 free shares as provided by law

PROPOSAL #B.: Approve the statutory modification                           ISSUER          YES        AGAINST           AGAINST
relating to a new procedure for appointing the
employee shareholder in order to enhance its
representativeness and independence

PROPOSAL #C.: Grant authority to freely allocate the                       ISSUER          YES        AGAINST           AGAINST
Company's shares to all the employees of the group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTO LTD.
  TICKER:                N/A             CUSIP:     J90268103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYO SEIKAN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J92289107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Policy regarding Large-scale                          ISSUER          YES        AGAINST           AGAINST
Purchases of Company Shares, and Allow Board to
Authorize Use of Free Share Purchase Warrants as
Anti-Takeover Defense Measure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYO SUISAN KAISHA,LTD.
  TICKER:                N/A             CUSIP:     J92547132
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYODA GOSEI CO.,LTD.
  TICKER:                N/A             CUSIP:     J91128108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights, Approve Change of Company Address Due to
Amendment to Residence Indication   to Kiyosu City

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR

PROPOSAL #5: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plan for Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA BOSHOKU CORPORATION
  TICKER:                N/A             CUSIP:     J91214106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #5: Approve Issuance of Share Acquisition                         ISSUER          YES          FOR               FOR
Rights as Stock Options and Allow Board to Authorize
Use of Stock Option Plan

PROPOSAL #6: Approve Provision of Retirement                               ISSUER          YES          FOR               FOR
Allowance for Retiring Directors and Corporate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA MOTOR CORPORATION
  TICKER:                N/A             CUSIP:     J92676113
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve Partial Amendment of the                             ISSUER          YES          FOR               FOR
Articles of Incorporation: Allow Use Electronic
Systems for Public Notifications, Approve Minor
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Elect a Director                                            ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.16: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.17: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.18: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.19: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.20: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.21: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.22: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.23: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.24: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.25: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.26: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.27: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.28: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.29: Elect a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Issuance of Stock Acquisition                        ISSUER          YES          FOR               FOR
Rights for the Purpose of Granting Stock Options

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOYOTA TSUSHO CORPORATION
  TICKER:                N/A             CUSIP:     J92719111
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

PROPOSAL #6: Allow Board to Authorize Use of Stock                         ISSUER          YES          FOR               FOR
Option Plan, and Stock Options

PROPOSAL #7: Approve Purchase of Own Shares                                ISSUER          YES          FOR               FOR

PROPOSAL #8: Approve Provision of Retirement                               ISSUER          YES        AGAINST           AGAINST
Allowance for Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRANSURBAN GROUP, MELBOURNE VIC
  TICKER:                N/A             CUSIP:     Q9194A106
  MEETING DATE:          10/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial reports, the                           ISSUER          NO           N/A               N/A
Directors' reports, the responsible entity's report
and the Auditors' reports contained within the
Transurban Group annual report for the YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Mr. David Ryan as a Director,                      ISSUER          YES        AGAINST           AGAINST
 who retires in accordance with Rule 35[c] of the THL
 Constitution and Bye-Law 46.7 of the TIL Bye-Laws

PROPOSAL #2.B: Re-elect Ms. Susan Oliver as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Rule 35[c]
of the Constitution

PROPOSAL #2.C: Re-elect Mr. Christopher Renwick as a                       ISSUER          YES          FOR               FOR
Director, who retires in accordance with Rule 35[c]
of the Constitution

PROPOSAL #2.D: Re-elect Mr. Lindsay P. Maxsted as a                        ISSUER          YES          FOR               FOR
Director, who retires in accordance with rule 35[b]
of the Constitution

PROPOSAL #2.E: Re-elect Mr. James Keyes as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Bye-Laws

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
FYE 30 JUN 2008

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of TIL and authorize the Directors of TIL
 to determine its remuneration

PROPOSAL #5.: Approve, for the purposes of Australian                      ISSUER          YES          FOR               FOR
 Securities Exchange [ASX] Listing Rules for the
acquisition by all present and future Non-Executive
Directors of THL, TIL and Transurban Infrastructure
Management Limited [as Responsible Entity for THT]
stapled securities in THL,TIL and THT in accordance
with the rules of the Sharelink Investment Tax
Deferred Plan and the terms as specified

PROPOSAL #S.6: Approve the amendments to the THT                           ISSUER          YES          FOR               FOR
Constitution as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TREND MICRO INCORPORATED
  TICKER:                N/A             CUSIP:     J9298Q104
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Payment of Accrued Benefits                          ISSUER          YES        AGAINST           AGAINST
associated with Abolition of Retirement Benefit
System for Current Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRYGVESTA AS
  TICKER:                N/A             CUSIP:     K9640A102
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Supervisory                        ISSUER          YES          FOR               FOR
Board on the activities of the Company during the
past FY

PROPOSAL #2.a: Approve the 2008 annual report                              ISSUER          YES          FOR               FOR

PROPOSAL #2.b: Grant discharge to the Supervisory                          ISSUER          YES          FOR               FOR
Board and the Executive Management from liability

PROPOSAL #2.c: Approve that the remuneration to the                        ISSUER          YES          FOR               FOR
Members of the Supervisory Board for 2009 remain
unchanged; the remuneration is fixed at DKK 250,000
[basic fee]; the Chairman receives a triple basic fee
 and the Deputy Chairman receives a double basic fee;
 Members of the Audit Committee receive a fee of DKK
100,000; while the Chairman of the Committee receives
 DKK 150,000; Members of the Remuneration Committee
receive a fee of DKK 50,000 for the first time, while
 the Chairman of the Committee receives DKK 75,000

PROPOSAL #3.: Approve to distribute the profit for                         ISSUER          YES          FOR               FOR
the year, DKK 703 million as follows: DKK 6.50 per
share of DKK 25 should be paid as cash dividends and
the remainder be transferred to retained profits
after adjustment for net revaluation reserve as per
the equity method

PROPOSAL #4.a: Authorize the Supervisory Board to let                      ISSUER          YES          FOR               FOR
 the Company acquire treasury shares in the period
until the next AGM within a total nominal value of
10% of the Company's share capital, as specified in
Section 48 of the Danish Public Companies Act; the
consideration for such shares may not deviate by more
 than 10% from the buying price quoted by NASDAQ OMX
Copenhagen at the time of acquisition

PROPOSAL #4.b: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital, DKK 1,700,000,000 nominal value by DKK
101,710,675 nominal value to DKK 1,598,289,325
nominal value by cancellation of 4,068,427 treasury
shares; the shares were acquired by the Company
during the period from 04 APR 2008 to 26 MAR 2009 at
an average price of DKK 345,34 per share of DKK 25;
according, following the share capital reduction, DKK
 1,404,999,774.42 will have been paid to the
shareholders as specified in Section 44a(1)(ii) of
the Danish Companies Act; authorize the Supervisory
Board, after the expiry of the statutory notice
period, to implement and register the capital
reduction and amend Article 4 of the Articles of

PROPOSAL #4.c: Amend Article 19 of the Articles of                         ISSUER          YES          FOR               FOR
Association to the effect that 'Tryg i Danmark smba'
is replaced by 'TryghedsGruppen smba' where 'Tryg i
Danmark smba' occurs

PROPOSAL #4.d: Amend the Article 19 of the Articles                        ISSUER          YES          FOR               FOR
of Association to insert a requirement to set up an
Audit Committee as specified

PROPOSAL #4.e: Amend 2nd Paragraph of Article 5 of                         ISSUER          YES          FOR               FOR
the Articles of Association regarding the changed
name and address of registrar

PROPOSAL #5.1: Elect Mr. Mikael Olufsen as a Member                        ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #5.2: Elect Mr. Per Skov as a Member of the                       ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.3: Elect Mr. Jorn Wendel Andersen as a                         ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #5.4: Elect Mr. John Frederiksen as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #5.5: Elect Mr. Bodil Nyboe Andersen as a                         ISSUER          YES          FOR               FOR
Non-affiliated Member of the Supervisory Board

PROPOSAL #5.6: Elect Mr. Niels Bjorn Christiansen as                       ISSUER          YES          FOR               FOR
a Non-affiliated Member of the Supervisory Board

PROPOSAL #5.7: Elect Mr. Paul Bergqvist as a Non-                          ISSUER          YES          FOR               FOR
affiliated Member of the Supervisory Board

PROPOSAL #5.8: Elect Mr. Christian Brinch as a Non-                        ISSUER          YES          FOR               FOR
affiliated Member of the Supervisory Board

PROPOSAL #6.: Re-appoint Deloitte Statsautoriseret                         ISSUER          YES          FOR               FOR
Revisionsaktieselskab as the Company's Auditor

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TSUMURA & CO.
  TICKER:                N/A             CUSIP:     J93407120
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Appoint a
Supplementary Corporate Auditor

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint a Substitute Corporate Auditor                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUI AG
  TICKER:                N/A             CUSIP:     D8484K166
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: No resolution on the distributable                           ISSUER          NO           N/A               N/A
profit due to the Company's breakeven result for the
2008 FY, based on a net loss for the year of EUR
1,528,644,030.24 offset by t he transfer of EUR
24,775,821.65 from the capital reserve

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Resolution on the change of the FY to                        ISSUER          NO           N/A               N/A
the period from 01 OCT to 30 SEP, and the
corresponding amendments to the Articles of

PROPOSAL #6.: Resolution on a new authorization to                         ISSUER          NO           N/A               N/A
issue bonds or profit-sharing rights, the creation of
 contingent capital, and the corresponding amendments
 to the Articles of Association, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to issue bonds,
profit sharing rights, and/or income bonds of up to
EUR 1,000,000,000, conferring a conversion or option
right for new shares of the Company, on or before 12
MAY 2014, Shareholders shall be granted subscription
rights, except for residual amounts, for the granting
 of such rights to other bondholders, for the issue
of bonds at a price not materially below their
theoretical market value, and for the issue of bonds
for acquisition purposes, the Company's share capital
 shall b e increased by up to EUR 100,000,000 through
 the issue of up to 39,116,600 new registered shares,
 insofar as conversion or option rights are exercised

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the company shall be authorized to acquire own shares
 of up to 10% of its share capital, at a price not
deviating more than 10% from the market price, on or
before 12 NOV 2010, the Board of Managing Directors
shall be authorized to retire the shares, to dispose
of the shares in a manner other than the stock
exchange or a rights offering if they are sold at a
price not materially below their market price, and to
 use the shares for acquisition purposes or to
satisfy con version and option rights

PROPOSAL #8.: Authorization to use derivatives for                         ISSUER          NO           N/A               N/A
own share acquisition; the company shall be
authorized to use call and put options within the

PROPOSAL #9.: Appointment of auditors for the current                      ISSUER          NO           N/A               N/A
 FY: PricewaterhouseCoopers AG, Hanover

PROPOSAL #10.: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mustapha Bakkoury, Peter Barrenstein, the shareholder
 Monteray Enterprises Ltd has put forth the following
 additional items for resolution

PROPOSAL #11.: Removal of Dr. Juergen Krumnow from                         ISSUER          NO           N/A               N/A
the Supervisory Board, the Supervisory Board
recommends rejecting this motion

PROPOSAL #12.: Removal of Dr. H.C. Abel Matutes Juan                       ISSUER          NO           N/A               N/A
from the Supervisory Board The Supervisory Board
recommends rejecting this motion

PROPOSAL #13.: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
John Fredriksen, Tor Olav Troim

PROPOSAL #14.: Appointment of a special Auditor to                         ISSUER          NO           N/A               N/A
assess whether the remuneration awarded to the
chairman of the Board of Managing Directors is
reasonable and to review the remuneration report

PROPOSAL #15.: Appointment of a Special Auditor to                         ISSUER          NO           N/A               N/A
examine whether the company acted in accordance with
its duties in publishing inside information and
holding follow-up negotiations in connection with
sale of Hapag-Lloyd AG

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUI TRAVEL PLC
  TICKER:                N/A             CUSIP:     G9127H104
  MEETING DATE:          2/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the                      ISSUER          YES          FOR               FOR
 Directors and Auditors for the YE 30 SEP 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Sir Michael Hodgkinson                              ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Bill Dalton                                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Jeremy Hicks                                    ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Paul Bowtell                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Christopher Mueller                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. William Waggott                                 ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint KPMG Audit PLC as the                            ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #11.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate  nominal amount of GBP

PROPOSAL #S.12: Grant authority for Issue of Equity                        ISSUER          YES          FOR               FOR
or Equity-Linked securities without pre-emptive
rights up to aggregate nominal amount of GBP

PROPOSAL #S.13: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
111,801,067 shares

PROPOSAL #S.14: Approve a 14-day notice period for                         ISSUER          YES          FOR               FOR
EGMs

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TULLOW OIL PLC
  TICKER:                N/A             CUSIP:     G91235104
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Company's annual                       ISSUER          YES          FOR               FOR
accounts for the FYE 31 DEC 2008 and the associated
reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend of 4.0p per                         ISSUER          YES          FOR               FOR
ordinary share for the FYE 31 DEC 2008

PROPOSAL #3.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the FYE 31 DEC 2008

PROPOSAL #4.: Elect Mr. Ann Grant as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Ian Springett as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Paul McDade as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Patrick Plunkett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company until the conclusion of the next AGM
of the Company and authorize the Directors of the
Company to determine their remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 100,000,000 to
GBP 110,000,000 by the creation of an additional
100,000,000 ordinary shares of 10p each having the
rights attached to the ordinary shares of 10p each
set out in the Articles of Association of the Company
 and ranking pari passu in all respects with the
existing ordinary shares of 10p each in the capital
of the Company

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority, for the
purpose of Section 80 of the Companies Act 1985 [the
Act], to allot relevant securities [within the
meaning of that Section] up to an aggregate nominal
amount of GBP 26,693,653; [Authority expires the
earlier at the conclusion of the next AGM in 2010 or
on 30 JUN 2010]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement
notwithstanding that the authority conferred by this

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of the Resolution 10, pursuant to Section
 95 of the Companies Act 1985 [as amended] [the Act],
 in substitution for any existing power under Section
 95 of the Act, but without prejudice to the exercise
 of any such power prior to the date hereof, to allot
 equity securities [Section 94(2) to Section 94(3A)
of the Act] for cash, pursuant to the authority under
 the Section 80 of the Act conferred on the Directors
 by Resolution 10, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power shall be limited to the allotment of
equity securities: a) in connection with or pursuant
to a rights issue, open offer or any other offer or
issue of such securities in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP 4,004,047; [Authority expires the earlier at the
 conclusion of the next AGM in 2010 or on 30 JUN
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry;
 this power applies to in relation to sale of shares
which is an allotment of equity securities by virtue
of Section 94(3A) of the Act as if in this resolution
 the words 'pursuant to the authority under Section
80 of the Act conferred on the Directors by
Resolution 10 were omitted

PROPOSAL #S.12: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings [other than an annual general meetings] on
no less than 14 Clear Days notice; and [Authority
expires at the conclusion of the AGM of the Company
held in 2010 or 30 JUN 2010]

PROPOSAL #S.13: Amend, with effect from 12.01 a.m. on                      ISSUER          YES          FOR               FOR
 01 OCT 2009: the Articles of Association of the
Company by deleting all of the provisions of the
Company's Memorandum of Association which, by virtue
of Section 28 of the Companies Act 2006, are to be
treated as part of the Company's Articles of
Association; the Articles of Association of the
Company by deleting all provisions referred to in
Paragraph 42 of Schedule 2 of the Companies Act 2006
[Commencement No.8 Transitional Provisions and
Savings] Order 2008 [Statutory Instrument 2008
No.2860]; and the Articles of Association of the
Company produced at the meeting, market 'A' and
initialed by the Chairman of the purposes of
identification, be adopted as the Articles of
Association of the Company in substitution for, and
to the exclusion of the Articles of Association of
the Company existing at that date

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBE INDUSTRIES,LTD.
  TICKER:                N/A             CUSIP:     J93796100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Adopt
Reduction of Liability System for Outside Auditors

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5: Appoint an Outside Substitute Corporate                       ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #6: Approve Payment of Bonuses to Directors                       ISSUER          YES          FOR               FOR
and Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Sally Bott as a Member of                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.2: Elect Mr. Rainer-Marc Frey as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #1.3: Elect Mr. Bruno Gehrig as a Member of                       ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #1.4: Elect Mr. William G. Parrett as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #2.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR
adjusted to the new UBS Corporate governance
effective as of 01 JUL 2008 [title of Article 20,
Articles 20 Paragraph 1, 21 Paragraph 2, 24 LIT. E,
29 and 30 of the Articles of Association]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                UBS             CUSIP:     H89231338
  MEETING DATE:          10/2/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SALLY BOTT                             ISSUER          YES          FOR               FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RAINER-MARC FREY                       ISSUER          YES          FOR               FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: BRUNO GEHRIG                           ISSUER          YES          FOR               FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM G. PARRETT                     ISSUER          YES          FOR               FOR

PROPOSAL #02: AMENDMENTS TO THE ARTICLES OF                                ISSUER          YES          FOR               FOR
ASSOCIATION: ADJUSTMENT TO THE NEW UBS CORPORATE
GOVERNANCE EFFECTIVE AS OF 1 JULY 2008

PROPOSAL #03: IN CASE OF AD-HOC SHAREHOLDERS' MOTIONS                      ISSUER          YES        AGAINST           AGAINST
 DURING THE EXTRAORDINARY GENERAL MEETING, I/WE
AUTHORIZE MY/OUR PROXY TO ACT IN ACCORDANCE WITH THE
BOARD OF DIRECTORS

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the creation of conditional                          ISSUER          YES          FOR               FOR
capital in a maximum amount of CHF 36,500,000 by
means of adding Article 4a Paragraph 4 to the
Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UBS AG
  TICKER:                N/A             CUSIP:     H89231338
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, Group and                        ISSUER          YES          FOR               FOR
parent bank accounts

PROPOSAL #1.2: Approve the principles and                                  ISSUER          YES          FOR               FOR
fundamentals of the new compensation model for 2009

PROPOSAL #2.: Approve the appropriation of results                         ISSUER          YES          FOR               FOR

PROPOSAL #3.1.1: Re-elect Mr. Peter R. Voser as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.2: Re-elect Mr. David Sidwell as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.3: Re-elect Ms. Sally Bott as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.1.4: Re-elect Mr. Rainer-Marc Frey as a                        ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.5: Re-elect Mr. Bruno Gehrig as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.1.6: Re-elect Mr. William G. Parrett as a                      ISSUER          YES          FOR               FOR
 Member of the Board of Directors

PROPOSAL #3.2.1: Elect Mr. Kaspar Villiger as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.2: Elect Mr. Michel Demare as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #3.2.3: Elect Ms. Ann F. Godbehere as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.2.4: Elect Mr. Axel P. Lehmann as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors

PROPOSAL #3.3: Re-elect the Auditors: Ernst and Young                      ISSUER          YES          FOR               FOR
 LTD., Basel

PROPOSAL #3.4: Re-elect the Special Auditors: BDO                          ISSUER          YES          FOR               FOR
Visura, Zurich

PROPOSAL #4.: Approve the Article 4 A Paragraph 5 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

PROPOSAL #5.: Approve the Article 4 B Paragraph 2 of                       ISSUER          YES          FOR               FOR
the Articles of Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UCB SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B93562120
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, in accordance with Article 526                        ISSUER          NO           N/A               N/A
bis of the Companies Code, Article 20 of the Articles
 of Association as specified

PROPOSAL #2.: Amend, in accordance with Article 18 of                      ISSUER          NO           N/A               N/A
 the law of 02 MAY 2007 [Transparency Lat], Article
38 of the Articles of Association as specified

PROPOSAL #3.: Grant all necessary powers, including                        ISSUER          NO           N/A               N/A
the right to delegate such powers, to various persons
 for the purpose of drawing up the final version of
the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UCB SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B93562120
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the Directors report                                ISSUER          NO           N/A               N/A

PROPOSAL #O.2: Receive the Auditors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #O.3: Approve the financial statements and                        ISSUER          NO           N/A               N/A
allocation of income

PROPOSAL #O.4: Approve to discharge the Directors                          ISSUER          NO           N/A               N/A

PROPOSAL #O.5: Approve to discharge the Auditors                           ISSUER          NO           N/A               N/A

PROPOSAL #O.6.1: Re-elect Mr. Karel Boone as an                            ISSUER          NO           N/A               N/A
Independent Director

PROPOSAL #O.6.2: Re-elect Mr. Gaetan Van De Werve as                       ISSUER          NO           N/A               N/A
a Director

PROPOSAL #O.6.3: Ratify the PricewaterhouseCoopers as                      ISSUER          NO           N/A               N/A
 the Auditors and approve the Auditors remuneration

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
allocate a number of 278,000 to 450,000 maximum free
shares; of which 200,000 maximum to personal of the
leadership team in 2009, namely to about 45
individuals, according to allocation criteria linked
to the level of responsibility of those concerned;
the allocations of these free shares will take place
on completion  of the condition that the interested
parties remain employed within the UCB Group for a
period of at least 3 years after the grant of awards;
 of which 250,000 maximum to employees Members of the
 Leadership Team qualifying for the Performance Share
 Plan and for which payout will occur after a three
year vesting period and will vary from 0% to 150% of
the granted amount depending on the level of
achievement of the performance conditions at the
moment of grant

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMICORE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B95505168
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the cancellation of [5,000,000)                      ISSUER          NO           N/A               N/A
 treasury shares held by the Company, without
reduction of the registered capital nor of the entry
issuance premium and with the proportional
cancellation of the reserve unavailable for
distribution formed in accordance with Article 623 of
 the Companies Code; and amend Article 5 of the
Articles of Association as specified

PROPOSAL #2.: Amend the Article 8 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #3.A: Approve the replacement of the                              ISSUER          NO           N/A               N/A
authorization granted by the EGM of shareholders held
 on 05 FEB 2008 as specified

PROPOSAL #3.B: Approve, in case of the 10% limit                           ISSUER          NO           N/A               N/A
provided by Article 620 of the Company Code will no
longer exist, the above authorization will be given
up to a maximum of 15% of the subscribed capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMICORE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B95505168
  MEETING DATE:          12/9/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the cancellation of 5,000,000                        ISSUER          NO           N/A               N/A
treasury shares held by the Company, without
reduction of the registered capital nor of the entry
Issuance premium and with the proportional
cancellation of the reserve unavailable for
distribution formed in accordance with Article 623 of
 the Companies Code; and consequently, modify the
Article 5 of the Articles of Association relating to
capital and replace the Article 5 by specified text

PROPOSAL #2.: Amend the Article 8 of the Articles of                       ISSUER          NO           N/A               N/A
Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMICORE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B95505168
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to repurchase of up to                       ISSUER          NO           N/A               N/A
10% of issued share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMICORE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B95505168
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to repurchase of up to                       ISSUER          NO           N/A               N/A
10% of issued share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UMICORE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B95505168
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' Report                                ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Auditors' Report                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statements

PROPOSAL #4.: Approve the financial statements                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the allocation of income and                         ISSUER          NO           N/A               N/A
dividends of EUR 0.65 per share

PROPOSAL #6.1: Grant discharge to the Directors                            ISSUER          NO           N/A               N/A

PROPOSAL #6.2: Grant discharge to the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #7.1: Approve the confirmation of Mr. Marc                        ISSUER          NO           N/A               N/A
Grynberg as an Executive Director

PROPOSAL #7.2: Re-elect Mr. Marc Grynberg as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #7.3: Re-elect Mr. Thomas Leysen as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #7.4: Re-elect Mr. Klaus Wendel as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #7.5: Elect Mr. Jean-Luc Dehaene as a                             ISSUER          NO           N/A               N/A
Director

PROPOSAL #7.6: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIBAIL-RODAMCO, PARIS
  TICKER:                N/A             CUSIP:     F95094110
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Receive the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 5.50 per Share

PROPOSAL #O.4: Approve transfer from distributable                         ISSUER          YES          FOR               FOR
dividends and premium account to shareholders for an
amount of EUR 2 per Share

PROPOSAL #O.5: Receive the auditors special report                         ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.6: Re-elect Ms. Mary Harris as a                               ISSUER          YES          FOR               FOR
Supervisory Board member

PROPOSAL #O.7: Re-elect Mr. Jean- Louis Laurens as a                       ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.8: Re-elect Alec Pelmore as a Supervisory                      ISSUER          YES          FOR               FOR
 Board member

PROPOSAL #O.9: Re-elect Mr. M.F.W. Van Oordt as a                          ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Grant authority to repurchase of up                        ISSUER          YES          FOR               FOR
to 10% of issued share capital

PROPOSAL #E.11: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.12: Grant authority, issuance of equity                        ISSUER          YES          FOR               FOR
or equity-linked securities with preemptive rights up
 to aggregate nominal amount of EUR 75 Million

PROPOSAL #E.13: Grant authority, issuance of equity                        ISSUER          YES          FOR               FOR
or equity- linked securities without preemptive
rights up to aggregate nominal amount of EUR 47

PROPOSAL #E.14: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote under items
12 and 13

PROPOSAL #E.15: Grant authority, capital increase of                       ISSUER          YES          FOR               FOR
up to 10% of issued capital for future acquisitions

PROPOSAL #E.16: Grant authority, capitalization of                         ISSUER          YES          FOR               FOR
reserves of up to EUR 100 million for bonus issue or
increase in par value

PROPOSAL #E.17: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.18: Approve Stock Purchase Plan reserved                       ISSUER          YES          FOR               FOR
for international employees

PROPOSAL #E.19: Grant authority, up to 3% of issued                        ISSUER          YES          FOR               FOR
capital for use in Stock Option Plan

PROPOSAL #E.20: Amend Article 10.1 of Bylaws re:                           ISSUER          YES          FOR               FOR
Management Board composition

PROPOSAL #E.21: Approve to transform Company into a                        ISSUER          YES          FOR               FOR
European Company

PROPOSAL #E.22: Approve to change Company name to                          ISSUER          YES          FOR               FOR
Unibail Rodamco SE, pursuant to adoption of item 21

PROPOSAL #E.23: Adopt new Articles of Association,                         ISSUER          YES          FOR               FOR
subject to approval of item 21

PROPOSAL #E.24: Authorize transfer of outstanding                          ISSUER          YES          FOR               FOR
authorizations granted  to Management Board to new
Management Board, subject to approval of Item 21
above ordinary business

PROPOSAL #O.25: Re-elect, subject to approval of                           ISSUER          YES          FOR               FOR
items 21 and 23 above, Mr. M. Robert F. W. Van Oordt
as a Supervisory Board Member

PROPOSAL #O.26: Re-elect, subject to approval of                           ISSUER          YES          FOR               FOR
items 21 and 23 above, Mr. Francois Jaclot as a
Supervisory Board member

PROPOSAL #O.27: Elect Mr. Jacques Dermagne as a                            ISSUER          YES          FOR               FOR
Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.28: Elect Mr. Henri Moulard as a                               ISSUER          YES          FOR               FOR
Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.29: Elect Mr. Yves Lyon-Caen as a                              ISSUER          YES          FOR               FOR
Supervisory Board member, Subject to approval of
Items 21 and 23 above

PROPOSAL #O.30: Elect Mr. Jean- Louis Laurens as a                         ISSUER          YES          FOR               FOR
Supervisory Board Member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.31: Elect Mr. Frans J. G. M. Cremers as a                      ISSUER          YES          FOR               FOR
 Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.32: Elect Mr. Robert Ter Haar as a                             ISSUER          YES          FOR               FOR
Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.33: Elect Mr. Bart R. Okkens as a                              ISSUER          YES          FOR               FOR
Supervisory Board Member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.34: Elect Mr. Jos W. B. Westerburgen as a                      ISSUER          YES          FOR               FOR
 Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.35: Elect Ms. Mary Harris as a                                 ISSUER          YES          FOR               FOR
Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.36: Elect Mr. Alec Pelmore as a                                ISSUER          YES          FOR               FOR
Supervisory Board member, subject to approval of
Items 21 and 23 above

PROPOSAL #O.37: Approve the remuneration of                                ISSUER          YES          FOR               FOR
Supervisory Board members in the aggregate amount of
EUR 875,000

PROPOSAL #O.38: Re-appoint Ernst Young audit,                              ISSUER          YES          FOR               FOR
Deloitte Marque and Gendrot SA as the Auditors, and
Barbier Frinault et Autres, and Mazars and Guerard as
 the Deputy Auditors

PROPOSAL #O.39: Approve the filing of required                             ISSUER          YES          FOR               FOR
documents/ other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICHARM CORPORATION
  TICKER:                N/A             CUSIP:     J94104114
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

PROPOSAL #4: Appoint Accounting Auditors                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          11/14/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the dispose of own shares                         ISSUER          NO           N/A               N/A
pursuant to the Article of the Italian Civil Code and
 revocation of powers granted by the ordinary
shareholders' meeting on 16 DEC 2005

PROPOSAL #E.1: Approve paid in capital increase in a                       ISSUER          NO           N/A               N/A
maximum amount of EUR 486,539,085, in one or more
tranches, of a maximum number of 973,078,170 ordinary
 shares, par value EUR 0.50 per share, to be offered
to the ordinary shareholders and to the holders of
saving shares of the Company pursuant to Article 2441
 of the Italian Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNICREDIT SPA, GENOVA
  TICKER:                N/A             CUSIP:     T95132105
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Presentation of the financial                               ISSUER          NO           N/A               N/A
statement as at 31 December 2008, accompained with
Directors' and Auditing Company's reports; Board of
Statutory Auditors' Report.  Presentation of the
consolidated financial statements.

PROPOSAL #O.2: Allocation of the net profit of the                         ISSUER          NO           N/A               N/A
year
PROPOSAL #O.3.1: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Directors presented by: Fondazione
Cassa di Risparmio di Verona, Vicenza Belluno e
Ancona Fondazione Cassa di Risparmio di Torino, and
Carimonte Holding S.p.A..  To view the complete list
please visit the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840
101/INFST_38714.pdf

PROPOSAL #O.3.2: Slate of candidates for the                               ISSUER          NO           N/A               N/A
appointment as Directors presented by: Aletti
Gestielle S.G.R., BNP PARIBAS Asset Management S.G.R.
 S.p.A., Eurizon Capital S.G.R. S.p.A., Eurizon
Capital SA – Eurizon Easy Fund Equity Banks,
Eurizon Easy Fund Equity Europe, Eurizon Easy Fund
Equity Euro, Eurizon Easy Fund Equity Italy, Fidelity
 Funds Sicav, Fideuram Investimenti S.G.R. S.p.A.,
Fideuram Gestions SA, Interfund Sicav, Monte Paschi
Asset Management S.G.R., Stichting Pensioenfonds ABP,
 and UBI Pramerica S.G.R. S.p.A.  To view the
complete list please visit the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840
101/INFST_38714.pdf

PROPOSAL #O.4: Determination of the remuneration for                       ISSUER          NO           N/A               N/A
the Board of Directors and for the members of the
Committees, for each year in office, in accordance
with Clause 26 of the UniCredit's Articles of
Association as well as for the Chairman of the
Control Body set up pursuant to Legislative Decree

PROPOSAL #O.5: Authorization for competing activities                      ISSUER          NO           N/A               N/A
 pursuant to Sect. 2390 of the Italian Civil Code.

PROPOSAL #O.6: Approve the group compensation policy.                      ISSUER          NO           N/A               N/A

PROPOSAL #O.7: Approve UniCredit Group Employee Share                      ISSUER          NO           N/A               N/A
 Ownership Plan 2009.

PROPOSAL #E.1: Approve the free capital increase                           ISSUER          NO           N/A               N/A
pursuant to art. 2442 of the Civil Code, by issuing
n. 4.821.213.831 ordinary shares and n.4.341.310
saving shares with unit nominal value of Euro 0.50 to
 be assigned to UniCredit ordinary and saving
shareholders, to be executed by attribution to
capital of available reserves in order to assign
profits to the shareholders, and consequential
amendments to the Articles of Association.

PROPOSAL #E.2: Approve the amendments to Clauses                           ISSUER          NO           N/A               N/A
5,8,23 and 30 of the Articles of Association.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/3/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the discussion report and                            ISSUER          NO           N/A               N/A
annual report from the period 01 JUN 2007 - 30 JUN

PROPOSAL #3.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Executive Board

PROPOSAL #4.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          10/29/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. P. Polman as an Executive                        ISSUER          YES          FOR               FOR
Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER NV
  TICKER:                N/A             CUSIP:     N8981F271
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Consideration of the Annual Report for                       ISSUER          NO           N/A               N/A
the 2008 FY

PROPOSAL #2.: Adopt the annual accounts and                                ISSUER          NO           N/A               N/A
appropriation of the profit for the 2008 FY

PROPOSAL #3.: Grant discharge to the Executive                             ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #4.: Grant discharge to the Non-Executive                         ISSUER          NO           N/A               N/A
Directors in office during the 2008 FY for the
fulfilment of their tasks

PROPOSAL #5.: Re-appoint Mr. J A Lawrence as an                            ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #6.: Re-appoint Mr. P G J M Polman as an                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #7.: Re-appoint the Rt. Hon The Lord Brittan                      ISSUER          NO           N/A               N/A
 of Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #8.: Re-appoint Professor W Dik as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #9.: Re-appoint Mr. C E Golden as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #10.: Re-appoint Dr. B E Grote as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #11.: Re-appoint Mr. N Murthy as a Non-                           ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #12.: Re-appoint Ms. H Nyasulu as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #13.: Re-appoint Mr. K J Storm as a Non-                          ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #14.: Re-appoint Mr. M Treschow as a Non-                         ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #15.: Re-appoint Mr. J van der Veer as a                          ISSUER          NO           N/A               N/A
Non-Executive Director

PROPOSAL #16.: Appoint Professor L O Fresco as a Non-                      ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #17.: Appoint Ms. A M Fudge as a Non-                             ISSUER          NO           N/A               N/A
Executive Director

PROPOSAL #18.: Appoint Mr. P Walsh as a Non-Executive                      ISSUER          NO           N/A               N/A
 Director

PROPOSAL #19.: Appoint PricewaterhouseCoopers                              ISSUER          NO           N/A               N/A
Accountants N.V. as Auditors for the 2009 FY

PROPOSAL #20.: Authorize the Board of Directors as                         ISSUER          NO           N/A               N/A
the Company Body authorized to issue shares in the

PROPOSAL #21.: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
purchase shares and depositary receipts in the Company

PROPOSAL #22.: Approve to reduce the capital through                       ISSUER          NO           N/A               N/A
cancellation of shares

PROPOSAL #23.A: Approve that, move to quarterly                            ISSUER          NO           N/A               N/A
dividends and to alter the Equalization Agreement and
 the Articles of Association

PROPOSAL #23.B: Approve to alter the Equalization                          ISSUER          NO           N/A               N/A
Agreement

PROPOSAL #24.: Questions and close of the meeting                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. P. Polman as a Director                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts and                         ISSUER          YES          FOR               FOR
balance sheet for the YE 31 DEC 2008, together with
the Directors' report and the Auditors' report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 included within the
annual report and accounts 2008

PROPOSAL #3.: Declare a dividend on the ordinary                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #4.: Re-elect Mr. J. A. Lawrence as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.: Re-elect Mr. P. G. J. M. Polman as an                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Rt Hon the Lord Brittan of                          ISSUER          YES          FOR               FOR
Spennithorne QC, DL as a Non-Executive Director

PROPOSAL #7.: Re-elect Professor W. Dik as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-elect Mr. C. E. Golden as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #9.: Re-elect Dr. B. E. Grote as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #10.: Re-elect Mr. N. Murthy as a Non-                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #11.: Re-elect Ms. H. Nyasulu as a Non-                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #12.: Re-elect Mr. K. J. Storm as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #13.: Re-elect Mr. M. Treschow as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #14.: Re-elect Mr. J. Van Der Veer as a Non-                      ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #15.: Elect Professor L.O. Fresco as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #16.: Elect Ms. A.M. Fudge as a Non-                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #17.: Elect Mr. P. Walsh as a Non-Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #18.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Company, to hold office until
the conclusion of the next general meeting at which
accounts are laid before the members

PROPOSAL #19.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985, to allot
relevant securities [Section 80 of the Companies Act
1985] up to an aggregate nominal amount of GBP
13,290,000 [the authorized but unissued share
capital]; [Authority expires the earlier of the next
AGM of the Company or 30 JUN 2010]; and the Directors
 may make allotments during the relevant period which
 may be exercised after the relevant period

PROPOSAL #S.21: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of the previous Resolution and pursuant
to Section 95 of the Companies Act 1985, to allot
equity securities [Section 94 of the Act] for cash
pursuant to the authority conferred by the previous
resolution or, where such allotment constitutes an
allotment equity securities disapplying the statutory
 pre-emption rights [Section 94(3A) of the Act],
provided that this power is limited to the allotment
of equity securities a) in connection with a rights
issue, open offer or other offers in favor of
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 2,000,000; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.22: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the Article 65 of the Articles of Association of the
Company, to make market purchases [Section 163(3) of
the Companies Act 1985] of up to 131 million shares
of 3 1/9 pence each in the capital of the Company, at
 a minimum price of 3 1/9 pence and not more than 5%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; that
stipulated by Article 5(1) of the buy-back and
stabilization regulation [EC No. 2273/2003];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 30 JUN 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #23.: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 Section 366 of the Companies Act 2006 [the Act],
that are its subsidiaries at any time during the
period for which this resolution is effective: (a)
make a political donation [as such term is defined in
 Section 364 of the Act) to the political parties to
which Part 14 of the Act applies, and independent
election candidates to whom Part 14 of the Act
applies, not exceeding GBP 100,000 in aggregate in
any FY; (b) make a political donation [as such term
is defined in Section 364 of the Act) to the
political organizations to which Part 14 of the Act
applies, other than political parties to which Part
14 of the Act applies, not exceeding GBP 100,000 in
aggregate in any FY; (c) to incur political
expenditure [as such term is defined in section 365
of the Act] not exceeding GBP 100,000 in aggregate in
 any FY, in each case during the period, in each case
 during the period beginning with the date of passing
 this resolution and ending at the conclusion of the
next AGM or 30 JUN 2010 [whichever is earlier]

PROPOSAL #S.24: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 days'
clear notice

PROPOSAL #25.: Authorize the Directors to agree to                         ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUN 1946 [as amended by
 Supplemental Agreements dated 20 JUL 1951, 21 DEC
1981 and 15 MAY 2006] with Unilever N. V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the following as specified and to make certain
other minor consequently modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the purpose
 of identification signed by the Chairman thereof
[subject to any non-material changes as may be
approved by the Directors[s] executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNILEVER PLC
  TICKER:                N/A             CUSIP:     G92087165
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to agree to                          ISSUER          YES          FOR               FOR
modify the agreement dated 28 JUNE 1946 [as amended
by Supplemental Agreements dated 20 JULY 1951, 21 DEC
 1981 and 15 MAY 2006] with Unilever N.V. of the
Netherlands known as the Equalization Agreement by
replacing the definition of relevant rate of exchange
 with the definition: Relevant Rate of Exchange shall
 mean the rate of exchange as determined by the Dutch
 Company and the English Company in such manner as
they shall deem appropriate between the currency or
currencies in which dividends are to be paid on the
Ordinary share capital of the Dutch Company and the
currency or currencies in which dividends are to be
paid on the ordinary share capital of the English
Company on the day which is 1 day prior to the date
on which such dividends are to be declared or
resolved to be recommended or if it is not in the
opinion of the Dutch Company and the English Company
practicable to determine a representative rate of
exchange on that day on the next earlier day on which
 it is in their opinion practicable to determine a
representative rate of exchange, and to make certain
other minor consequential modifications as reflected
in the form of Equalization Agreement Amendment
Agreement produced to the meeting and for the
purposes of identification signed by the Chairman
thereof [subject to any non-material changes as may
be approved by the Director's executing the
Equalization Agreement Amendment Agreement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIONE DI BANCHE ITALIANE SCPA, BERGAMO
  TICKER:                N/A             CUSIP:     T1681V104
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the allocation of profits,                          ISSUER          NO           N/A               N/A
subject to prior presentation of the balance sheet
and consolidated balance sheet as of 31 DEC 2008 in
compliance with Article 22 paragraph C of the
Corporate by Laws

PROPOSAL #O.2: Authorize the Management council                            ISSUER          NO           N/A               N/A
concerning own shares

PROPOSAL #O.3: Appoint the Board of Arbitrators                            ISSUER          NO           N/A               N/A

PROPOSAL #E.1: Amend the Article 5 and 13 [title III                       ISSUER          NO           N/A               N/A
Corporate capital, shareholders, shares], Article 22
and 28 [title V shareholders meeting], Article 30,
36, 37, 38 and 39 [title VI management council],
Article 43 and 43 BIS [title VII Managing Director],
Article 44, 45, 46, 47, 48, 49 [title VIII Board of
inspection], Article 51 [title X Board of
Arbitrators], Article 52 [title XI balance sheet,
profits and reserves] and of transitional provisions
from N. I to N. VI of the Corporate ByLaws and
adjustment of the bylaws to the security provisions
concerning organization and administration of banks
and related and consequential resolutions

PROPOSAL #E.2: Approve the corporate capital increase                      ISSUER          NO           N/A               N/A
 in more tranches, versus payment, through issuance
of max number of 31,957,295 ordinary shares with
nominal value EUR 2.5 each one, reserved to the
issuing of warrants to be allotted to all
shareholders and amend the Article 5 of the Corporate
 by Laws and related and consequential resolutions

PROPOSAL #E.3: Authorize the Management council, in                        ISSUER          NO           N/A               N/A
compliance with Article 2420 TER of the Italian civil
 code, to issue convertible bonds, and consequential
corporate capital increase, for an amount of maximum
EUR 640,000,000 and amend Article 5 of the Corporate
By Laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIPOL GRUPPO FINANZIARIO SPA, BOLOGNA
  TICKER:                N/A             CUSIP:     T9647L102
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, the Board of Directors report on Management,
Board of Auditors and External Auditing Company
Reports, related and consequential resolutions

PROPOSAL #2.: Appoint a Director, in compliance with                       ISSUER          NO           N/A               N/A
the Article 2386, 1st Paragraph, of the Italian Civil
 Code; related and consequential resolutions

PROPOSAL #3.: Approve the purchase and disposal of                         ISSUER          NO           N/A               N/A
own shares and of shares of the controlling Company,
related and consequential resolutions, as per the
Article 10, last paragraph, of the Corporate Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED BUSINESS MEDIA LIMITED, ST. HELIER
  TICKER:                N/A             CUSIP:     G9226Z104
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and the                         ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to determine
their remuneration

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.5: Approve to disapply the pre-emption                         ISSUER          YES          FOR               FOR
rights

PROPOSAL #S.6: Authorize the Companu to purchase of                        ISSUER          YES          FOR               FOR
ordinary shares in the market

PROPOSAL #S.7: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association to allow general meetings to be called on
 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED INTERNET AG, MONTABAUR
  TICKER:                N/A             CUSIP:     D8542B125
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report

PROPOSAL #2.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #3.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY: Ernst + Young AG, Eschborn/Frankfurt

PROPOSAL #5.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares, the company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 25 NOV 2010,
 the Board of Managing Directors shall be authorized
to use the shares for all legally permissible
purposes, especially, to dispose of the shares in a
manner other than the stock exchange or an offer to
all shareholders if the shares are sold at a price
not materially below their market price, to use the
shares within the scope of employee participation
programs of the Company and its affiliates or for
satisfying option or conversion rights and to retire

PROPOSAL #6.: Authorization to acquire own shares by                       ISSUER          YES          FOR               FOR
way of a public purchase offer or by using
derivatives in connection with item 5, the Company
shall also be authorized to acquire own shares by way
 of a public purchase offer at prices not deviating
more than 25% from the market price of the shares or
by using derivatives at prices not deviating more
than 10% from the market price of the shares, in the
latter case the authorization shall be limited to up
to 5% of the share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED OVERSEAS BK LTD
  TICKER:                N/A             CUSIP:     V96194127
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Companies
 Act], to purchase or otherwise acquire issued
ordinary shares in the capital of the Company [the
Shares] not exceeding in aggregate the maximum limit
[number of shares representing 5% of the total number
 of issued shares [excluding any shares which are
held as treasury shares]], at such price or prices as
 may be determined by the Directors of the Company
from time to time up to the maximum price [in the
case of a market purchase of a share, 105% of the
average closing price of the shares; and in the case
of an off-market purchase of a share pursuant to an
equal access scheme, 110% of the average closing
price of the shares], whether by way of: i) market
purchase(s) on the Singapore Exchange Securities
Trading Limited [SGX-ST]; and/or ii) off-market
purchase(s) [if effected otherwise than on SGX-ST] in
 accordance with any equal access Scheme(s) as may be
 determined or formulated by the Directors of the
Company as they consider fit, which Scheme(s) shall
satisfy all the conditions prescribed by the
Companies Act, and otherwise in accordance with all
other laws and regulations and rules of SGX-ST as may
 for the time being be applicable [the Share Purchase
 Mandate]; [Authority expires the earlier of the next
 AGM of the Company or the date on which the next AGM
 is required by law to be held]; authorize the
Directors of the Company and/or any of them to
complete and do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider expedient or necessary to give
 effect to the transactions contemplated and/or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED OVERSEAS BK LTD
  TICKER:                N/A             CUSIP:     V96194127
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial Statements, the                        ISSUER          YES          FOR               FOR
Directors' report and the Auditors' report for the YE
 31 DEC 2008

PROPOSAL #2.: Declare a final one-tier tax-exempt                          ISSUER          YES          FOR               FOR
dividend of 40 cents per ordinary share for the YE 31
 DEC 2008

PROPOSAL #3.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
912,500 for 2008

PROPOSAL #4.: Approve the fee of SGD 2,500,000 to the                      ISSUER          YES          FOR               FOR
 Chairman of the Bank, Dr. Wee Cho Yaw, for the
period from JAN 2008 to DEC 2008

PROPOSAL #5.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #6.: Re-elect Mr. Wee Ee Cheong as a                              ISSUER          YES          FOR               FOR
Director, pursuant to Section 153[6] of the Companies
 Act, Chapter 50, to hold such office until the next
AGM of the Company

PROPOSAL #7.: Re-elect Dr. Wee Cho Yaw as a Director,                      ISSUER          YES          FOR               FOR
 pursuant to Section 153[6] of the Companies Act,
Chapter 50, to hold such office until the next AGM of
 the Company

PROPOSAL #8.: Re-elect Professor Lim Pin as a                              ISSUER          YES          FOR               FOR
Director, pursuant to Section 153[6] of the Companies
 Act, Chapter 50, to hold such office until the next
AGM of the Company

PROPOSAL #9.: Re-elect Mr. Ngiam Tong Dow as a                             ISSUER          YES          FOR               FOR
Director, pursuant to Section 153[6] of the Companies
 Act, Chapter 50, to hold such office until the next
AGM of the Company

PROPOSAL #10.: Authorize the Directors, to issue                           ISSUER          YES          FOR               FOR
ordinary shares in the capital of the Company
[''shares''] whether by way of rights, bonus or
otherwise; and/or (ii) make or grant offers,
agreements or options [including options under the
UOB 1999 Share Option Scheme [the ''Scheme'']
[collectively, ''Instruments''] that might or would
require shares to be issued, including but not
limited to the creation and issue of [as well as
adjustments to] warrants, debentures or other
instruments convertible into shares, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit; and (b)
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
shares in pursuance of any Instrument made or granted
 by the Directors while this resolution was in force,
 provided that: (1) the aggregate number of ordinary
shares to be issued pursuant to this Resolution
[including shares to be issued in pursuance of
Instruments made or granted pursuant to this
Resolution] does not exceed 50% of the total number
of issued shares, excluding treasury shares, in the
capital of the Company [as calculated in accordance
with this resolution below], of which the aggregate
number of shares to be issued other than on a pro-
rata basis to shareholders of the Company [including
shares to be issued in pursuance of Instruments made
or granted pursuant to this Resolution] does not
exceed 20 % of the total number of issued shares,
excluding treasury shares, in the capital of the
Company [as calculated in accordance with this
resolution below); (2) [subject to such manner of
calculation as may be prescribed by the Singapore
Exchange Securities Trading Limited [''SGX-ST''] for
the purpose of determining the aggregate number of
shares that may be issued under this resolution
above, the percentage of issued shares shall be based
 on the total number of issued shares, excluding
treasury shares, in the capital of the Company at the
 time this Resolution is passed, after adjusting for:
 (i) new ordinary shares arising from the conversion
or exercise of any convertible securities or share
options or vesting of share awards which are
outstanding or subsisting at the time this Resolution
 is passed; and (ii) any subsequent bonus issue,
consolidation or sub-division of shares; (3) in
exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the SGX-ST] and the Articles of
Association for the time being of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the date by which the

PROPOSAL #11.: Authorize the Director, to allot and                        ISSUER          YES          FOR               FOR
issue any of the preference shares referred to in the
 Articles 7A, 7B, 7C, 7D, 7E and/or 7F of the
Articles of Association of the Company; and/or make
or grant offers, agreements or options that might or
would require the preference shares referred to in
this resolution above to be issued, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit and [notwithstanding
that the authority conferred by this Resolution may
have ceased to be in force] to issue the preference
shares referred to in this resolution above in
connection with any offers, agreements or options
made or granted by the Directors while this
resolution was in force; to do all such things and
execute all such documents as they may consider
necessary or appropriate to give effect to this
Resolution as they may deem fit; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the date by which the next AGM of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED UTILS PLC
  TICKER:                N/A             CUSIP:     G92806101
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of Arrangement                           ISSUER          YES          FOR               FOR
[with or without modification], the amendments to the
 Articles of Association and other related matters

PROPOSAL #2.: Approve, subject of passing of                               ISSUER          YES          FOR               FOR
Resolution 1, the establishment by United Utilities
Group PLC of the United Utilities Group 2008 Savings-
Related Share Option Scheme and the United Utilities
Group 2008 Share Incentive Plan

PROPOSAL #3.: Approve, subject of passing of                               ISSUER          YES          FOR               FOR
Resolution 1, the establishment by United Utilities
Group PLC United Utilities Group PLC of the United
Utilities Group 2008 Performance Share Plan, the
United Utilities Group 2008 International Plan and
the United Utilities Group 2008 Matching Share Award

PROPOSAL #4.: Approve, subject of passing of                               ISSUER          YES          FOR               FOR
Resolution 1, the establishment by United Utilities
Group PLC of additional share scheme to those
mentioned in Resolution 2 and 3 for the benefit of
overseas employees of United Utilities Group PLC and
its subsidiaries

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED UTILS PLC
  TICKER:                N/A             CUSIP:     G92806101
  MEETING DATE:          7/1/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the scheme of arrangement to be                      ISSUER          YES          FOR               FOR
 made between the Company and the scheme shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED UTILS PLC
  TICKER:                N/A             CUSIP:     G92806101
  MEETING DATE:          7/25/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Declare a final dividend of 31.47 pence                      ISSUER          YES          FOR               FOR
 per ordinary share

PROPOSAL #3.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Re-appoint Dr. John McAdam as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. Nick Salmon as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. David Jones as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte Touche LLP as the                        ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #9.: Authorize the Directors to issue equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to an aggregate nominal amount of GBP 293,902,939

PROPOSAL #10.: Grant authority to issue equity or                          ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to an aggregate nominal amount of GBP 44,085,440

PROPOSAL #11.: Grant authority to make market                              ISSUER          YES          FOR               FOR
purchase of 88,170,881 Company ordinary shares

PROPOSAL #12.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #13.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
subsidiaries to make EU Political donations to
political parties up to GBP 50,000, to political
organisations other than political parties up to GBP
50,000 and incur EU political expenditure up to GBP
50,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNY CO.,LTD.
  TICKER:                N/A             CUSIP:     J94368149
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UOL GROUP LTD
  TICKER:                N/A             CUSIP:     Y9299W103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Declare a first and final tax-exempt                         ISSUER          YES          FOR               FOR
[1-tier] dividend of 7.5 cents per ordinary share for
 the YE 31 DEC 2008

PROPOSAL #3.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
516,250 for 2008

PROPOSAL #4.: Re-appoint Dr. Wee Cho Yaw as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires pursuant to
Section 153(6) of the Companies Act, Chapter 50, to
hold such office until the next AGM of the Company

PROPOSAL #5.: Re-appoint Mr. Alan Choe Fook Cheong as                      ISSUER          YES          FOR               FOR
 a Director of the Company, who retires pursuant to
Section 153(6) of the Companies Act, Chapter 50, to
hold such office until the next AGM of the Company

PROPOSAL #6.: Re-appoint Mr. Lim Kee Ming as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires pursuant to
Section 153(6) of the Companies Act, Chapter 50, to
hold such office until the next AGM of the Company

PROPOSAL #7.: Re-elect Mr. Wee Ee Chao as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation pursuant to
Article 94 of the Company's Articles of Association

PROPOSAL #8.: Re-elect Mr. Wee Ee Lim as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation pursuant to
Article 99 of the Company's Articles of Association

PROPOSAL #9.: Re-elect Dr. Pongsak Hoontrakul as a                         ISSUER          YES          FOR               FOR
Director of the Company, who was appointed during the
 year and retires pursuant to Article 99 of the
Company's Articles of Association

PROPOSAL #10.: Re-appoint Messrs.                                          ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors of the
Company and authorize the Directors to fix their
remuneration

PROPOSAL #11.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to offer and grant options in accordance with the
regulations of the UOL 2000 Share Option Scheme [the
2000 Scheme] and to allot and issue such number of
shares as may be issued pursuant to the exercise of
share options under the 2000 Scheme, provided always
that the aggregate number of shares to be issued
pursuant to the 2000 Scheme shall not exceed 15% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company from time to

PROPOSAL #12.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: a) i) issue shares in the capital of the Company
 [shares] whether by way of rights, bonus or
otherwise; and/or ii) make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares; at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and b)
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution was in force,
 provided that: 1) the aggregate number of shares to
be issued pursuant to this Resolution [including
shares to be issued in pursuance of instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with this
resolution], of which the aggregate number of shares
to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this Resolution] does not exceed 20% of
the total number of issued shares [excluding treasury
 shares] in the capital of the Company [as calculated
 in accordance with this resolution]; 2) [subject to
such manner of calculation as may be prescribed by
the Singapore Exchange Securities Trading Limited
[SGX-ST]] for the purpose of determining the
aggregate number of shares that may be issued under
this resolution, the percentage of issued shares
shall be based on the total number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this Resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
Resolution is passed; and ii) any subsequent
consolidation or subdivision of shares; 3) in
exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual of the SGX-ST for
the time being in force [unless such compliance has
been waived by the SGX- ST] and the Articles of
Association for the time being of the Company; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the date of the next

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UOL GROUP LTD
  TICKER:                N/A             CUSIP:     Y9299W103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of the Companies Act, Chapter 50 of
 Singapore [the Companies Act] to purchase or
otherwise acquire issued ordinary shares fully paid
in the capital of the Company [the Shares] not
exceeding in aggregate the maximum limit [as
specified], at such price(s) as may be determined by
the Directors of the Company from time to time up to
the maximum price [as specified], whether by way of
Market Purchase(s) of 105% of the average closing
stock and/or Off Market Purchase(s) of 120% of the
average closing stock, market purchase(s) [each a
Market Purchase] on the Singapore Exchange Securities
 Trading Limited [SGX-ST]; and/or; off-market
purchase(s) [each an Off-Market Purchase], in
accordance with any equal access scheme(s) as may be
determined or formulated by the Directors as they
consider fit, which scheme(s) shall satisfy all
conditions prescribed by the Companies Act; and
otherwise in accordance with all other laws and
regulations, including but not limited to, the
provisions of the Companies Act and listing rules of
the SGX-ST as may for the time being be applicable;
and to do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider necessary, expedient,
incidental or in the interests of the Company to give
 effect to the transactions contemplated and/or
authorized by this resolution; [Authority expires the
 earlier of the date on which the next AGM of the
Company is held or required by law to be held or the
date on which the purchase or acquisition of shares
by the Company pursuant to the share Buyback Mandate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UPM-KYMMENE CORP
  TICKER:                N/A             CUSIP:     X9518S108
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and the list of votes

PROPOSAL #6.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
Statements, the Consolidated Financial Statements,
the Report of the Board of Directors and the
Auditors' Report

PROPOSAL #7.: Adopt the accounts                                           ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the actions on profit or loss:                       ISSUER          YES          FOR               FOR
Board proposes to pay a dividend of EUR 0.40 per share

PROPOSAL #9.: Grant Discharge from liability                               ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members

PROPOSAL #11.: Approve the number of the Board Members                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-elect the Messrs. M. Alahuhta,                           ISSUER          YES          FOR               FOR
B.Brunow, K.Grotenfelt, G.Holzhey, W.lane, J.
Pesonen, U. Ranin, V-M. Reinikkala and B.Wahlroos as
the Members of the Board

PROPOSAL #13.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditor(s)

PROPOSAL #14.: Elect the Auditor(s)                                        ISSUER          YES          FOR               FOR

PROPOSAL #15.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #16.: Authorize the Board to decide on                            ISSUER          YES          FOR               FOR
acquiring Companys own shares

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USHIO INC.
  TICKER:                N/A             CUSIP:     J94456118
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USS CO.,LTD.
  TICKER:                N/A             CUSIP:     J9446Z105
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Reduction in capital reserve                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #4.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.3: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #6.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Amendments to large-scale purchase                           ISSUER          YES        AGAINST           AGAINST
countermeasures (anti-takeover plan) and continuation
 of countermeasures

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VALLOUREC USINES A TUBES DE LORRAINE ESCAUT ET VAL
  TICKER:                N/A             CUSIP:     F95922104
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and establishment of the dividend

PROPOSAL #O.4: Approve the payment option of the                           ISSUER          YES          FOR               FOR
dividend in shares

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Article L.225-86 ET sequence of the Commercial Code

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-90-1 of the Commercial
Code concerning Mr. Philippe Crouzet

PROPOSAL #O.7: Ratify the appointment of the Bollore                       ISSUER          YES          FOR               FOR
Company as a Member of the Supervisory Board

PROPOSAL #O.8: Ratify the appointment of Mr. Jean-                         ISSUER          YES          FOR               FOR
Francois Cirelli as a Member of the Supervisory Board

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue shares equities giving access to the
capital, with maintenance of preferential
subscription rights

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue shares equities giving access to the
capital, with cancellation of preferential
subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the issuance price in accordance with the
modalities established by the General Assembly, up to
 10% of the capital, in case of an issuance with
cancellation of preferential subscription rights

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the number of equities to be issued in case
of a capital increase with or without preferential
subscription rights

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares or securities giving access to the
capital without preferential subscription rights with
 remuneration in kind for capital equities or
securities giving access to the capital

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital 1 or many times by
incorporation of premiums, reserves or benefits

PROPOSAL #E.16: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to issue securities giving access to grant
financial equities and not giving access to a capital
 increase of the Company

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant shares and/or securities giving access to the
capital reserved to Members of a Company Savings
Plan, with cancellation of preferential subscription
rights for their benefit

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital reserved to the employees of the
 foreigner companies of the Vallourec Group (and
those having similar rights) outside the Company
Savings Plan, with cancellation of preferential
subscription rights of shareholders

PROPOSAL #E.19: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital reserved to the credit
institution under a transaction reserved to the
employees, with cancellation of preferential
subscription rights of shareholders

PROPOSAL #E.20: Authorize the Board of Director in                         ISSUER          YES          FOR               FOR
order to allocate existing shares or shares to be
issued for the benefit of French non-residential
Members of the Group's employees or some of them
under a tender for employees

PROPOSAL #E.21: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to grant subscription or purchase options of
shares

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VEDANTA RESOURCES PLC, LONDON
  TICKER:                N/A             CUSIP:     G9328D100
  MEETING DATE:          7/31/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements [including the Directors' remuneration
report] of the Company for the YE 31 MAR 2008
together with the Directors' report and the
Independent Auditors' report thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 MAR 2008

PROPOSAL #3.: Approve the final dividend as                                ISSUER          YES          FOR               FOR
recommended by the Directors of USD 0.25 per ordinary
 share in respect of the YE 31 MAR 2008

PROPOSAL #4.: Re-appoint Mr. Navin Agarwal as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 115 of
the Company's Articles of Association

PROPOSAL #5.: Re-appoint Mr. Kuldip Kaura as a                             ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 115 of
the Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Naresh Chandra as a                           ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 122 of
the Company's Articles of Association

PROPOSAL #7.: Re-appoint Mr. Euan Macdonald as a                           ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 122 of
the Company's Articles of Association

PROPOSAL #8.: Re-appoint Mr. Aman Mehta as a                               ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 122 of
the Company's Articles of Association

PROPOSAL #9.: Re-appoint Dr. Shailendra Tamotia as a                       ISSUER          YES          FOR               FOR
Director, who retires pursuant to the Article 122 of
the Company's Articles of Association

PROPOSAL #10.: Re-appoint Deloitte & Touche LLP as                         ISSUER          YES          FOR               FOR
the Auditors of the Company [the Auditors'] until the
 conclusion of the next general meeting at which the
accounts are laid before the Company

PROPOSAL #11.: Authorize the Audit Committee of the                        ISSUER          YES          FOR               FOR
Company to determine the Auditors' remuneration

PROPOSAL #12.: Grant authority to the Directors' to                        ISSUER          YES          FOR               FOR
allot shares

PROPOSAL #S.13: Grant the disapplication of pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.14: Authorize the Company to purchase of                       ISSUER          YES          FOR               FOR
its own shares.

PROPOSAL #S.15: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VEOLIA ENVIRONNEMENT, PARIS
  TICKER:                N/A             CUSIP:     F9686M107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports and the                                 ISSUER          YES          FOR               FOR
unconsolidated accounts for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the charges and expenses                            ISSUER          YES          FOR               FOR
referred to in Article 39-4 of the General Tax Code

PROPOSAL #O.4: Approve the Distribution of profits                         ISSUER          YES          FOR               FOR
and the dividend payment date

PROPOSAL #O.5: Approve the option for the dividend                         ISSUER          YES          FOR               FOR
payment in shares

PROPOSAL #O.6: Approve the regulated agreements and                        ISSUER          YES        AGAINST           AGAINST
commitments [excluding modification of a commitment
concluded in favor of a corporate officer]

PROPOSAL #O.7: Approve the regulated agreement and                         ISSUER          YES          FOR               FOR
commitment [modification of a commitment concluded in
 favor of a Corporate officer]

PROPOSAL #O.8: Approve the renewal of a Board                              ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.9: Approve the renewal of a Board                              ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.10: Approve the renewal of a Board                             ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.11: Approve the renewal of a Board                             ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.12: Approve the renewal of a Board                             ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.13: Approve the renewal of a Board                             ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.14: Approve the renewal of a Board                             ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.16: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide a share capital increase by issuance,
 without preferential subscription right of shares
and/or securities giving access to the Company's
capital and/or the issuance of securities giving
right to the allocation of debt securities by an
offer referred to in Article L. 411-2, II of the
Monetary and Financial Code [as amended by the
Ordinance No.2009-80 on 22 JAN 2009]

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide a share capital increase by issuance
of shares or securities giving access to the capital
reserved for a Savings Plans' members with
cancellation of preferential subscription rights, for
 their benefit

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide, during a public offer period, the
issuance of warrants to subscribe on preferential
terms, to the Company's shares, including their free
allocation for the Company's shareholders

PROPOSAL #E.19: Approve the reduction of the Board                         ISSUER          YES          FOR               FOR
Members' mandate duration and modification of the
Statutes

PROPOSAL #OE.20: Grant Powers for formalities                              ISSUER          YES          FOR               FOR

PROPOSAL #O.21: Appoint the Board Member                                   ISSUER          YES          FOR               FOR

PROPOSAL #O.22: Approve the Attendances allowances                         ISSUER          YES          FOR               FOR
for the Board Members

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VESTAS WIND SYSTEMS A/S, RANDERS
  TICKER:                N/A             CUSIP:     K9773J128
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report from Board of                             ISSUER          NO           N/A               N/A
Directors on the Company's activities during the past
 year

PROPOSAL #2.: Approve the presentation of the annual                       ISSUER          YES          FOR               FOR
report and resolution to adopt the annual report

PROPOSAL #3.: Approve the resolution on the                                ISSUER          YES          FOR               FOR
distribution of the profit or covering of loss
according to the approved annual report, the Board of
 Directors proposes that no dividend be paid out for
2008

PROPOSAL #4.a: Re-elect Mr. Bent Erik Carlsen as the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.b: Re-elect Mr. Torsten Erik Rasmussen as                      ISSUER          YES          FOR               FOR
 the Members of the Board of Directors

PROPOSAL #4.c: Re-elect Mr. Freddy Frandsen as the                         ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.d: Re-elect Mr. Jorgen Huno Rasmussen as                       ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.e: Re-elect Mr. Jorn Ankaer Thomsen as                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #4.f: Re-elect Mr. Kurt Anker Nielsen as the                      ISSUER          YES          FOR               FOR
 Members of the Board of Directors

PROPOSAL #4.g: Elect Mr. Hakan Eriksson as the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors

PROPOSAL #4.h: Elect Mr. Ola Rollen as the Members of                      ISSUER          YES          FOR               FOR
 the Board of Directors

PROPOSAL #5.a: Re-appoint PricewaterhouseCoopers,                          ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab as the
Auditors of the Company

PROPOSAL #5.b: Re-appoint KPMG Statsautiroseret                            ISSUER          YES          FOR               FOR
Revisionspartnerselskab as the Auditors of the Company

PROPOSAL #6.a: Approve the overall guidelines for                          ISSUER          YES          FOR               FOR
incentive pay for the Members of the Executive
Management of Vestas Wind Systems A/S laid down by
the Board of Directors; if the guidelines are
approved by the AGM, the following new Article 13
will be included in the Companys Articles of

PROPOSAL #6.b: Authorize the Company to acquire                            ISSUER          YES          FOR               FOR
treasury shares in the period up until the next AGM
up to a total nominal value of 10% of the value of
the Company's share capital at the time in question,
cf., Article 48 of the Danish Public Companies Act,
the payment for the shares must not deviate more 10%
from the closing price quoted at the NASDAQ OMX
Copenhagen at time of acquisition

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIENNA INSURANCE GROUP
  TICKER:                N/A             CUSIP:     A9T907104
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, the                               ISSUER          NO           N/A               N/A
consolidated annual report of 31 DEC 2008 together
with the Management Report for the Company and the
Group and the Supervisory Boards Report

PROPOSAL #2.: Approve the actions of the Members of                        ISSUER          NO           N/A               N/A
the Management Boards

PROPOSAL #3.: Appoint the Auditor for 2010                                 ISSUER          NO           N/A               N/A

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
increase the shares capital until latest 23 APR 2014
by EUR 66,443,734,10 by issuing 64,000,000 new shares
 and approve the decision taken at the OGM of 16 APR

PROPOSAL #5.: Approve the Board of Directors to issue                      ISSUER          NO           N/A               N/A
 participation bonds until latest 23 APR 2014 to the
total nominal value of up to EUR 2,000,000,000 and
fix the terms of the issuance and approve replaces
the decision taken at the AGM as of 16 APR 08

PROPOSAL #6.: Approve the Board of Directors to issue                      ISSUER          NO           N/A               N/A
 convertible bonds until latest 23 APR 2014 to the
total nominal value of up to EUR 2,000,000,000 and to
 fix the terms of the issuance and approve replaces
the decision taken at the AGM as of 16 APR 08

PROPOSAL #7.: Approve the amendment of By-Laws Par 4                       ISSUER          NO           N/A               N/A
[conditional capital]

PROPOSAL #8.: Approve the buy back of own shares                           ISSUER          NO           N/A               N/A
within 30 months and to resell those shares and
approve replaces the decision taken at the OMET as of
 16 APR 08

PROPOSAL #9.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the amendment of Company's                          ISSUER          NO           N/A               N/A
name and amendment of By-Laws accordingly

PROPOSAL #11.: Amend the By-Laws Paragraph 3                               ISSUER          NO           N/A               N/A
[Publications]

PROPOSAL #12.: Amend the By-Laws Paragraph 8                               ISSUER          NO           N/A               N/A

PROPOSAL #13.: Amend the By-Laws Paragraph 18                              ISSUER          NO           N/A               N/A

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  ISSUER:                VINCI SA, RUEIL MALMAISON
  TICKER:                N/A             CUSIP:     F5879X108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve to accept the consolidated                          ISSUER          NO           N/A               N/A
financial statements and statutory reports

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          NO           N/A               N/A
statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          NO           N/A               N/A
dividends of EUR 1.62 per share

PROPOSAL #O.4: Grant authority for the payment of                          ISSUER          NO           N/A               N/A
dividends by shares

PROPOSAL #O.5: Ratify the appointment of Mr. Jean                          ISSUER          NO           N/A               N/A
Pierre Lamoure as a Director

PROPOSAL #O.6: Re-elect Mr. Francois David as a                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.7: Re-elect Mr. Patrick Faure as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #O.8: Elect Mr. Michael Pragnell as a                             ISSUER          NO           N/A               N/A
Director

PROPOSAL #O.9: Grant authority to repurchase of up to                      ISSUER          NO           N/A               N/A
 10% of issued share capital

PROPOSAL #O.10: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Financing of Prado
Sud Railway Concession

PROPOSAL #O.11: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Financing of Stade du
 Mans Concession

PROPOSAL #O.12: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Financing Obtained by
 Arcour, Contractor of A19 Highway

PROPOSAL #O.13: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Sale by Vinci to
Vinci Concession of its participation to Aegean

PROPOSAL #O.14: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Sale by Vinci to
Vinci Concession of its Participation to Olympia Odoss

PROPOSAL #O.15: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Sale by Vinci to
Vinci Concession of its Participation to Olympia
Odoss Operation

PROPOSAL #O.16: Approve the transaction between Vinci                      ISSUER          NO           N/A               N/A
 et Vinci Concessions regarding Sale by Vinci to
Vinci Concession of its Participation to Vinci
Airports Holding

PROPOSAL #E.17: Approve the reduction in Share                             ISSUER          NO           N/A               N/A
Capital via cancellation of repurchased shares

PROPOSAL #E.18: Grant authority for the                                    ISSUER          NO           N/A               N/A
capitalization of reserves for bonus issue or

PROPOSAL #E.19: Grant authority for the issuance of                        ISSUER          NO           N/A               N/A
equity or equity linked securities with preemptive
rights up to aggregate nominal amount of EUR 300
million

PROPOSAL #E.20: Grant authority for the issuance of                        ISSUER          NO           N/A               N/A
specific convertible bonds without preemptive rights
named OCEANE

PROPOSAL #E.21: Approve the issuance of convertible                        ISSUER          NO           N/A               N/A
bonds without preemptive rights other than OCEANE

PROPOSAL #E.22: Authorize the Board to increase                            ISSUER          NO           N/A               N/A
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.23: Grant authority for the capital                            ISSUER          NO           N/A               N/A
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.24: Approve the Employee Stock Purchase                        ISSUER          NO           N/A               N/A
Plan

PROPOSAL #E.25: Approve the Stock Purchase Plan                            ISSUER          NO           N/A               N/A
reserved for International Employees

PROPOSAL #E.26: Grant authority up to 1.5% of issued                       ISSUER          NO           N/A               N/A
capital for use in Stock Option Plan

PROPOSAL #E.27: Grant authority for the filing of                          ISSUER          NO           N/A               N/A
required documents/other formalities

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  ISSUER:                VIVENDI
  TICKER:                N/A             CUSIP:     F97982106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #O.3: Approve the treatment of losses and                         ISSUER          YES          FOR               FOR
allocation of dividends of EUR 1.40 per share

PROPOSAL #O.4: Grant Authority for the payment of                          ISSUER          YES          FOR               FOR
dividends by shares

PROPOSAL #O.5: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.6: Approve the transaction with Jean-                          ISSUER          YES          FOR               FOR
Bernard Levy related to severance payments

PROPOSAL #O.7: Elect Mr. Maureen Chiquet as a                              ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.8: Elect Mr. Christophe De Margerie as a                       ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
up to 10% of issued share capital

PROPOSAL #E.10: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.11: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 1.5
Billion

PROPOSAL #E.12: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights up to amount of EUR 800 million

PROPOSAL #E.13: Authorize the Board to increase                            ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote under items
11 and 12

PROPOSAL #E.14: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.15: Approve the Employees Stock Option                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #E.16: Approve the Stock Purchase Plan                            ISSUER          YES          FOR               FOR
reserved for Employees of International Subsidiaries

PROPOSAL #E.17: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 800 million
for bonus issue or increase in par value

PROPOSAL #E.18: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

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  ISSUER:                VODAFONE GROUP PLC, NEWBURY BERKSHIRE
  TICKER:                N/A             CUSIP:     G93882135
  MEETING DATE:          7/29/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Re-elect Sir John Bond as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                             ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Andy Halford as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Alan Jebson as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Nick Land as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Anne Lauvergeon as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Simon Murray as a Directorq                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. Luc Vandevelde as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Re-elect Mr. Anthony Watson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #12.: Re-elect Mr. Philip Yea as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the final dividend of 5.02                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #14.: Approve the remuneration report                             ISSUER          YES          FOR               FOR

PROPOSAL #15.: Re-appoint Deloitte Touche LLP as the                       ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #16.: Authorize the Audit Committee to fix                        ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #17.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities with pre-emptive
rights up to aggregate nominal amount of USD

PROPOSAL #s.18: Grant authority for the issue of                           ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of USD
300,000,000, Subject to the Passing of Resolution 17

PROPOSAL #s.19: Grant authority 5,300,000,000                              ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #20.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU political donations to
political parties, and/or Independent Election
Candidates, to Political Organisations other than
political parties and incur EU political expenditure
up to GBP 100,000

PROPOSAL #s.21: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #22.: Approve the Vodafone Group 2008                             ISSUER          YES          FOR               FOR
Sharesave Plan

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  ISSUER:                VOESTALPINE AG
  TICKER:                N/A             CUSIP:     A9101Y103
  MEETING DATE:          7/2/2008                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve to allocation of the net income                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the actions of the Board of                          ISSUER          NO           N/A               N/A
Directors

PROPOSAL #4.: Approve the actions of the Supervisory                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #5.: Elect the Auditors                                           ISSUER          NO           N/A               N/A

PROPOSAL #6.A: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
repurchase Company, Company shares up to 10% of the
Company's capital within 30 months

PROPOSAL #6.B: Approve the authorization to sell                           ISSUER          NO           N/A               N/A
shares on markets other than the stock market

PROPOSAL #6.C: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
withdraw 16.443.900 [EUR 29.875.620,45] shares

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  ISSUER:                VOLKSWAGEN A G
  TICKER:                N/A             CUSIP:     D94523103
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the resolution on the                            ISSUER          YES          FOR               FOR
authorization of the Board of Management to create
authorized capital to issue ordinary and/ or non-
voting preferred shares in accordance with Item 6 of
the Agenda for the Annual General Meeting on April
23, 2009.

PROPOSAL #2.: Approval of the resolution on the                            ISSUER          YES          FOR               FOR
authorization of the Board of Management to issue
bonds with warrants and/ or convertible bonds and on
the creation of contingent capital to grant option
and/ or conversion rights in respect of ordinary and/
 or non-voting preferred shares in accordance with
Item 7 of the Agenda for the Annual General Meeting
on April 23, 2009.

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  ISSUER:                VOLKSWAGEN A G
  TICKER:                N/A             CUSIP:     D94523103
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                           ISSUER          NO           N/A               N/A
financial statements and the approved consolidated
financial statements, the Management report and Group
 Management report for the year ended December 31,
2008, as well as the report of the Supervisory Board
for fiscal year 2008, and the explanatory report of
the Board of Management on the disclosures in
accordance with sections 289(4) and 315(4) of the
Handelsgesetzbuch (HGB - German Commercial Code).

PROPOSAL #2.: Resolution on the appropriation of net                       ISSUER          NO           N/A               N/A
profit of Volkswagen AG

PROPOSAL #3.: Resolution on formal approval of the                         ISSUER          NO           N/A               N/A
actions of the members of the Board of Management for
 fiscal year 2008

PROPOSAL #4.: Resolution on formal approval of the                         ISSUER          NO           N/A               N/A
actions of the members of the Supervisory Board for
fiscal year 2008

PROPOSAL #5.: Election of a member of the Supervisory                      ISSUER          NO           N/A               N/A
 Board: Dr. Philipp R sler

PROPOSAL #6.: Resolution on the creation of                                ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue bonds with warrants and/or convertible bonds,
the creation of contingent capital and the
corresponding amendment to the Articles of Association

PROPOSAL #8.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
purchase and utilize own shares

PROPOSAL #9.: Resolution to amend the articles of                          ISSUER          NO           N/A               N/A
association to reflect proposed changes to the
Aktiengesetz (AktG-German Stock Corporation Act)
resulting from the Gesetz zur Umsetzung der Aktion
rsrechterichtlinie (ARUG-Act Implementing the
Shareholder Rights Directive)

PROPOSAL #10.: Elections of the auditor for fiscal                         ISSUER          NO           N/A               N/A
year 2009 as well as of the Auditors to review the
condensed consolidated financial statements and
interim management report for the first six months of
 2009

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  ISSUER:                VOLKSWAGEN A G
  TICKER:                N/A             CUSIP:     D94523145
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                           ISSUER          NO           N/A               N/A
financial statements and the approved consolidated
financial statements, the Management report and Group
 Management report for the year ended December 31,
2008, as well as the report of the Supervisory Board
for fiscal year 2008, and the explanatory report of
the Board of Management on the disclosures in
accordance with sections 289(4) and 315(4) of the
Handelsgesetzbuch (HGB - German Commercial Code).

PROPOSAL #2.: Resolution on the appropriation of net                       ISSUER          YES          FOR               FOR
profit of Volkswagen AG

PROPOSAL #3.: Resolution on formal approval of the                         ISSUER          YES          FOR               FOR
actions of the members of the Board of Management for
 fiscal year 2008

PROPOSAL #4.: Resolution on formal approval of the                         ISSUER          YES          FOR               FOR
actions of the members of the Supervisory Board for
fiscal year 2008

PROPOSAL #5.: Election of a member of the Supervisory                      ISSUER          YES        AGAINST           AGAINST
 Board: Dr. Philipp R sler

PROPOSAL #6.: Resolution on the creation of                                ISSUER          YES          FOR               FOR
authorized capital and the corresponding amendment to
 the Articles of Association

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
issue bonds with warrants and/or convertible bonds,
the creation of contingent capital and the
corresponding amendment to the Articles of Association

PROPOSAL #8.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
purchase and utilize own shares

PROPOSAL #9.: Resolution to amend the articles of                          ISSUER          YES          FOR               FOR
association to reflect proposed changes to the
Aktiengesetz (AktG-German Stock Corporation Act)
resulting from the Gesetz zur Umsetzung der Aktion
rsrechterichtlinie (ARUG-Act Implementing the
Shareholder Rights Directive)

PROPOSAL #10.: Elections of the auditor for fiscal                         ISSUER          YES          FOR               FOR
year 2009 as well as of the Auditors to review the
condensed consolidated financial statements and
interim management report for the first six months of
 2009

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  ISSUER:                VOLVO AKTIEBOLAGET
  TICKER:                N/A             CUSIP:     928856202
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Sven Unger, Attorney at law,                       ISSUER          YES          FOR               FOR
to be the Chairman of the meeting

PROPOSAL #3.: Approve the verification of the voting                       ISSUER          YES          FOR               FOR
list

PROPOSAL #4.: Approval the agenda                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the minutes-checkers and vote                          ISSUER          YES          FOR               FOR
controllers

PROPOSAL #6.: Approve the determination of whether                         ISSUER          YES          FOR               FOR
the meeting has been duly convened

PROPOSAL #7.: Approve the presentation of the work of                      ISSUER          YES          FOR               FOR
 the Board and Board Committees

PROPOSAL #8.: Approve the Presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditors' report as well as the
consolidated accounts and the Auditors' report on the
 consolidated income statement and consolidated
balance sheet

PROPOSAL #9.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #10.: Approve the dividend of SEK 2.00 per                        ISSUER          YES          FOR               FOR
share shall be paid; Monday 06 APR 2009 is proposed
as the record date to receive the dividend; payment
of the cash dividend is expected to occur through
Euroclear Sweden AB [formerly VPC AB] on Thursday 09
APR 2009

PROPOSAL #11.: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Board and of the President from liability

PROPOSAL #12.: Elect 9 Permanent Members of the Board                      ISSUER          YES          FOR               FOR
 of Directors and no deputy Members

PROPOSAL #13.: Approve that the individual fees shall                      ISSUER          YES          FOR               FOR
 remain on the same level as during 2008; the
Election Committee accordingly proposes that the
Chairman of the Board is awarded SEK 1,500,000 and
each of the other members SEK 500,000 with the
exception of the president; it is further proposed
that the Chairman of the Audit Committee is awarded
SEK 250,000 and the other 2 Members in the Audit
Committee SEK 125,000 each and the Members of the
remuneration committee SEK 75,000 each

PROPOSAL #14.: Re-elect Messrs. Peter Bijur, Leif                          ISSUER          YES        AGAINST           AGAINST
Johansson, Finn Johnsson as Chairman, Messrs. Louis
Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying
 Yeh as a Board of Directors; Elect Messrs. Jean-
Baptiste Duzan and Anders Nyren as a Board of

PROPOSAL #15.: Elect the Chairman of the Board,                            ISSUER          YES          FOR               FOR
Messrs. Finn Johnsson, Carl-Olof by, representing AB
industrivarden, Lars Forberg, representing Violet
Partners LP, Lars Ohrstedt, representing AFA
Forsakring and Thierry Moulonguet, representing
Renault s.a.s., are elected Members of the Election
Committee and acknowledge that no fees shall be paid
to the Members of the Election Committee

PROPOSAL #16.: Amend the Article 7 of the Articles of                      ISSUER          YES          FOR               FOR
 Association

PROPOSAL #17.: Adopt the remuneration policy for                           ISSUER          YES          FOR               FOR
Senior Executives as specified

PROPOSAL #18.A: Approve the share-based incentive                          ISSUER          YES        AGAINST           AGAINST
program 2009/2010 to 2011/2012 for Senior Executives
as specified

PROPOSAL #18.B: Approve the transfer of repurchased                        ISSUER          YES        AGAINST           AGAINST
shares in the Company to the participants in the
program as specified

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  ISSUER:                VOLVO AKTIEBOLAGET
  TICKER:                N/A             CUSIP:     928856301
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Sven Unger, Attorney at law,                       ISSUER          YES          FOR               FOR
to be the Chairman of the meeting

PROPOSAL #3.: Approve the verification of the voting                       ISSUER          YES          FOR               FOR
list

PROPOSAL #4.: Approval the agenda                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the minutes-checkers and vote                          ISSUER          YES          FOR               FOR
controllers

PROPOSAL #6.: Approve the determination of whether                         ISSUER          YES          FOR               FOR
the meeting has been duly convened

PROPOSAL #7.: Approve the presentation of the work of                      ISSUER          YES          FOR               FOR
 the Board and Board Committees

PROPOSAL #8.: Approve the Presentation of the annual                       ISSUER          YES          FOR               FOR
report and the Auditors' report as well as the
consolidated accounts and the Auditors' report on the
 consolidated income statement and consolidated
balance sheet

PROPOSAL #9.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #10.: Approve the dividend of SEK 2.00 per                        ISSUER          YES          FOR               FOR
share shall be paid; Monday 06 APR 2009 is proposed
as the record date to receive the dividend; payment
of the cash dividend is expected to occur through
Euroclear Sweden AB [formerly VPC AB] on Thursday 09
APR 2009

PROPOSAL #11.: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Board and of the President from liability

PROPOSAL #12.: Elect 9 Permanent Members of the Board                      ISSUER          YES          FOR               FOR
 of Directors and no deputy Members

PROPOSAL #13.: Approve that the individual fees shall                      ISSUER          YES          FOR               FOR
 remain on the same level as during 2008; the
Election Committee accordingly proposes that the
Chairman of the Board is awarded SEK 1,500,000 and
each of the other members SEK 500,000 with the
exception of the president; it is further proposed
that the Chairman of the Audit Committee is awarded
SEK 250,000 and the other 2 Members in the Audit
Committee SEK 125,000 each and the Members of the
remuneration committee SEK 75,000 each

PROPOSAL #14.: Re-elect Messrs. Peter Bijur, Leif                          ISSUER          YES        AGAINST           AGAINST
Johansson, Finn Johnsson as Chairman, Messrs. Louis
Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying
 Yeh as a Board of Directors; Elect Messrs. Jean-
Baptiste Duzan and Anders Nyren as a Board of

PROPOSAL #15.: Elect the Chairman of the Board,                            ISSUER          YES          FOR               FOR
Messrs. Finn Johnsson, Carl-Olof by, representing AB
industrivarden, Lars Forberg, representing Violet
Partners LP, Lars Ohrstedt, representing AFA
Forsakring and Thierry Moulonguet, representing
Renault s.a.s., are elected Members of the Election
Committee and acknowledge that no fees shall be paid
to the Members of the Election Committee

PROPOSAL #16.: Amend the Article 7 of the Articles of                      ISSUER          YES          FOR               FOR
 Association

PROPOSAL #17.: Adopt the remuneration policy for                           ISSUER          YES          FOR               FOR
Senior Executives as specified

PROPOSAL #18.A: Approve the share-based incentive                          ISSUER          YES        AGAINST           AGAINST
program 2009/2010 - 2011/2012 for Senior Executives
as specified

PROPOSAL #18.B: Approve the transfer of repurchased                        ISSUER          YES        AGAINST           AGAINST
shares in the Company to the participants in the
program as specified

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  ISSUER:                WACKER CHEMIE AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D9540Z106
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 576,999,871.66 as
follows: payment of a dividend of EUR 1.80 per no-par
 share EUR 487,579,502.26 shall be carried forward
Ex-dividend and payable date: 11 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY : KPMG AG, Munich

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 07 NOV 2010;
 the Board of Managing Directors shall be authorized
to dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, to use the shares for acquisition
 purposes, and to retire the shares

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  ISSUER:                WAERTSILAE CORPORATION, HELSINKI
  TICKER:                N/A             CUSIP:     X98155116
  MEETING DATE:          3/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of vote

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adoption of the list of votes

PROPOSAL #6.: Review by the Chief Executive Officer                        ISSUER          NO           N/A               N/A

PROPOSAL #7.: Presentation of annual reports, the                          ISSUER          NO           N/A               N/A
reports of the Board of Directors and the Auditor's
report for the year 2008

PROPOSAL #8.: Adopt the accounts                                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the actions on profit or loss:                       ISSUER          YES          FOR               FOR
to pay a dividend of EUR 1.50 per share

PROPOSAL #10.: Grant discharge from liability                              ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members

PROPOSAL #12.: Approve the Number of Board Members                         ISSUER          YES          FOR               FOR

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: re-elect Messrs : M. Aarni-Sirvio, K-G.
Bergh, K. Kauniskangas, A. Lagerroos, B. Langenskiold
 and M.Vuoria as the Board Members

PROPOSAL #14.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditor[s]

PROPOSAL #15.: Elect the Auditor[s]                                        ISSUER          YES          FOR               FOR

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WENDEL, PARIS
  TICKER:                N/A             CUSIP:     F98370103
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits,                        ISSUER          YES          FOR               FOR
fixation and distribution of dividends

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Articles L.225-38 and sequence and L.225-86 and
sequence of the Commercial Code

PROPOSAL #O.5: Approve the commitments taken in case                       ISSUER          YES        AGAINST           AGAINST
of cessation Mr. Frederic Lemoine's duties, Board of
Directors Chairman, referred to in Articles L.225-86
and sequence and L.225-90-1 of the Commercial Code

PROPOSAL #O.6: Approve to renew the supervisory                            ISSUER          YES        AGAINST           AGAINST
Member's mandate

PROPOSAL #O.7: Approve to renew the supervisory                            ISSUER          YES          FOR               FOR
Member's mandate

PROPOSAL #O.8: Approve to renew the supervisory                            ISSUER          YES        AGAINST           AGAINST
Member's mandate

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares or securities giving access to
capital with maintenance of preferential subscription
 rights

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares or securities giving access to
capital with cancellation of preferential
subscription rights

PROPOSAL #E.12: Authorize the Board of Directors for                       ISSUER          YES        AGAINST           AGAINST
an extension of capital increase in case of excess
demand

PROPOSAL #E.13: Authorize the Board of Directors                           ISSUER          YES          FOR               FOR
carry out a capital increase to remunerate
contributions in kind, of equity securities or

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, profits, premiums

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital by issuing shares or securities
giving access to the capital reserved for the Members
 of a Company Savings Plan

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant shares purchase options for the benefit of the
Corporate Managers and employees

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
freely allocate shares to the Corporate Managers and
employees

PROPOSAL #OE19: Powers for the accomplishment of                           ISSUER          YES          FOR               FOR
formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESFARMERS LTD, PERTH WA
  TICKER:                N/A             CUSIP:     Q95870103
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
the reports of the Directors and the Auditors for the
 YE 30 JUN 2008

PROPOSAL #2.A: Re-elect Dr. Robert [Bob] Lindsay                           ISSUER          YES          FOR               FOR
Every as a Director, who retire by rotation in
accordance with the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Gene Thomas Tilbrook as a                      ISSUER          YES          FOR               FOR
 Director, who retire by rotation in accordance with
the Company's Constitution

PROPOSAL #3.: Approve and adopt, the new Constitution                      ISSUER          YES          FOR               FOR
 tabled at the AGM and as specified, the Constitution
 of the Company, in place of the current
Constitution, with effect from the close of the

PROPOSAL #4.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
YE 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESFARMERS LTD, PERTH WA
  TICKER:                N/A             CUSIP:     Q95870186
  MEETING DATE:          11/13/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          NO           N/A               N/A
the reports of the Directors and the Auditors for the
 YE 30 JUN 2008

PROPOSAL #2.a: Re-elect Dr. Robert [Bob] Lindsay                           ISSUER          YES          FOR               FOR
Every as a Director, who retire by rotation in
accordance with the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Gene Thomas Tilbrook as a                      ISSUER          YES          FOR               FOR
 Director, who retire by rotation in accordance with
the Company's Constitution

PROPOSAL #S.3: Approve and adopt the New Constitution                      ISSUER          YES          FOR               FOR
 of the Company as specified, in place of the current
 Constitution, with effect from the close of the

PROPOSAL #4.: Adopt the remuneration report for the                        ISSUER          YES        AGAINST           AGAINST
YE 30 JUN 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEST JAPAN RAILWAY COMPANY
  TICKER:                N/A             CUSIP:     J95094108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

PROPOSAL #3.2: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

PROPOSAL #3.3: Shareholders' Proposals : Dismissal of                      ISSUER          YES        AGAINST             FOR
 a Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESTPAC BANKING CORP, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q97417101
  MEETING DATE:          12/11/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                            ISSUER          NO           N/A               N/A
Director's report and the Auditor's report for the YE
 30 SEP 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 30 SEP 2008

PROPOSAL #3.a: Re-elect Ms. Elizabeth Blomfield Bryan                      ISSUER          YES          FOR               FOR
 as a Director of Westpac

PROPOSAL #3.b: Re-elect Ms. Carolyn Judith Hewson as                       ISSUER          YES          FOR               FOR
a Director of Westpac

PROPOSAL #3.c: Re-elect Mr. Lindsay Philip Maxsted as                      ISSUER          YES          FOR               FOR
 a Director of Westpac

PROPOSAL #3.d: Elect Mr. John Simon Curtis as a                            ISSUER          YES          FOR               FOR
Director of Westpac

PROPOSAL #3.e: Elect Mr. Peter John Oswin Hawkins as                       ISSUER          YES          FOR               FOR
a Director of Westpac

PROPOSAL #3.f: Elect Mr. Graham John Reaney as a                           ISSUER          YES          FOR               FOR
Director of Westpac

PROPOSAL #4.: Approve to increase the maximum                              ISSUER          YES        AGAINST           AGAINST
aggregate amount of annual remuneration that may be
paid to the Non-Executive Directors by AUD 1.5
million, from AUD 3 million to AUD 4.5 million, with
effect from the merger implementation date

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WHARF HLDGS LTD
  TICKER:                N/A             CUSIP:     Y8800U127
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Peter K. C. Woo, as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. Stephen T. H. Ng as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Ms. Doreen Y. F. Lee as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Paul Y. C. Tsui as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. Hans Michael Jebsen as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.F: Re-elect Mr. James E. Thompson as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this Resolution, to purchase shares in
the capital of the Company, during the relevant
period, the aggregate nominal amount of shares which
may be purchased on the Stock Exchange of Hong Kong
Limited or any other stock exchange recognized for
this purpose by the securities and futures Commission
 and the Stock Exchange of Hong Kong Limited under
the Code on share repurchases pursuant to the
approval, shall not exceeding 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, to allot, issue and deal
 with additional shares in the Capital of the Company
 and to make or grant offers, agreements, warrants,
options and other securities during and after the
relevant period, the aggregate nominal amount of the
share capital of the Company in issue as at the date
of this resolution, otherwise than pursuant to: [i] a
 Rights Issue [as specified], or [ii] any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Articles of Association of the Company, shall
not exceed the aggregate of: 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution; plus
[if the Directors are so authorized by a separate
ordinary resolution of the shareholders of the
Company] the nominal amount of share capital of the
Company repurchased by the Company subsequent to the
passing of this Resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing this Resolution]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law to be

PROPOSAL #7.: Approve, the general mandate granted to                      ISSUER          YES        AGAINST           AGAINST
 the Directors of the Company to exercise the powers
of the Company to allot, issue and deal with any
additional shares of the Company pursuant to ordinary
 Resolution 6, by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary Resolution 5, provided that such extended
amount shall not exceed 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WHEELOCK & CO LTD
  TICKER:                N/A             CUSIP:     Y9553V106
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 FYE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the FYE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Peter K. C. Woo as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. Paul Y. C. Tsui as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Alexander S. K. Au as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Kenneth W. S. Ting as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Directors to fix their
remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to purchase shares of the Company on The Stock
Exchange of Hong Kong Limited or any other stock
exchange on which the shares of the Company have been
 or may be listed and recognized by the Securities
and Futures Commission of Hong Kong and The Stock
Exchange of Hong Kong Limited under the Code on Share
 Repurchases for such purposes, subject to and in
accordance with all applicable laws and regulations,
not exceeding 10% of the aggregate nominal amount of
the issued share capital of the Company; [Authority
expires earlier at the conclusion of the next AGM of
the Company or the expiration of the period within
which the next AGM of the Company is required by law
to be held]

PROPOSAL #6.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and make or grant offers, agreements and
options during and after the relevant period, not
exceeding the aggregate of a) 20% of the aggregate
nominal amount of the issued share capital of the
Company; plus b) the nominal amount of share capital
repurchased [up to 10% of the aggregate nominal
amount of the issued share capital], otherwise than
pursuant to i) a rights issue; or ii) any scrip
dividend or similar arrangement; [Authority expires
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law to be

PROPOSAL #7.: Approve top extend the general mandate                       ISSUER          YES        AGAINST           AGAINST
granted to the Directors of the Company to exercise
the powers of the Company to allot, issue and deal
with any additional shares of the Company pursuant to
 Resolution 6 by the addition of an amount
representing the aggregate nominal amount of the
share capital of the Company purchased by the Company
 under the authority granted pursuant to Resolution
5, provided that such extended amount shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WHITBREAD & CO LTD
  TICKER:                N/A             CUSIP:     G9606P197
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts for the YE 26 FEB 2009

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare a final dividend of 26.90p per                       ISSUER          YES          FOR               FOR
ordinary share excluding those shares owned by
shareholders who elect, or have elected, to
participate in the Scrip

PROPOSAL #4.: Elect Mr. Patrick Dempsey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Alan Parker as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-appoint Ernst Young LLP as the                            ISSUER          YES          FOR               FOR
Auditor and authorize the Directors to set the
Auditor's remuneration

PROPOSAL #7.: Approve to renew the authority given to                      ISSUER          YES          FOR               FOR
 the Board to allot shares

PROPOSAL #8.: Grant authority to make the scrip                            ISSUER          YES          FOR               FOR
dividend offers to shareholders

PROPOSAL #S.9: Approve to renew the authority given                        ISSUER          YES          FOR               FOR
to the Directors to allot equity securities for cash
other than on a pro rata basis including authority to
 sell treasury shares

PROPOSAL #S.10: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
17,440,937 ordinary shares

PROPOSAL #S.11: Authorize the Company to call a                            ISSUER          YES          FOR               FOR
meeting on not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIENERBERGER BAUSTOFFINDUSTRIE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     A95384110
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved annual                          ISSUER          NO           N/A               N/A
financial statements for the financial year 2008 and
the Review of Operations for the Company, together
with the Review of Operations for the Group, as well
as the consolidated financial statements for the
financial year 2008 and the Report of the Supervisory
 Board for the financial year 2008.

PROPOSAL #2.: Resolution on the distribution of                            ISSUER          NO           N/A               N/A
profits pursuant to the annual financial statements
for 2008.

PROPOSAL #3.A: Discharging the Management Board from                       ISSUER          NO           N/A               N/A
liability for the 2008 business year

PROPOSAL #3.B: Discharging the Supervisory Board from                      ISSUER          NO           N/A               N/A
 liability for the 2008 business year

PROPOSAL #4.: Election of the auditors for the                             ISSUER          NO           N/A               N/A
business year 2009

PROPOSAL #5.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Friedrich Kadrnoska

PROPOSAL #5.B: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Peter Johnson

PROPOSAL #6.: Resolution on an authorized capital and                      ISSUER          NO           N/A               N/A
 on the amendment of Paragraph 4 (3) of the Articles
of Association (Authorized Capital)

PROPOSAL #7.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
resolution under Item 6 of the Agenda, on an
authorized capital and on the amendment of Paragraph
4 (3) of the Articles of Association (Authorized

PROPOSAL #8.: Resolution authorizing the Managing                          ISSUER          NO           N/A               N/A
Board, with the approval of the Supervisory Board, to
 issue convertible bonds, also in multiple tranches,
granting entitlement to subscription or conversion
rights respectively provide for an obligation to
subscription or conversion for up to 41,973,844
shares of the Company. The Managing Board may
allocate shares to bond holders under the conditional
 capital and/or own shares. The amount of capital
issued and the issue conditions are to be determined
by the Managing Board with the approval of the
Supervisory Board. This authorization is valid until

PROPOSAL #9.: Resolution on a conditional capital                          ISSUER          NO           N/A               N/A
increase and the revision of Paragraph 4 of the
Articles of Association (Registered Capital and
Shares) in relation to the conditional increase of
share capital.

PROPOSAL #10.: Resolution authorizing the Managing                         ISSUER          NO           N/A               N/A
Board, with the approval of the Supervisory Board, to
 grant profit participation rights, in one or several
 tranches, at a total nominal value of up to EUR
200,000,000 on the basis of the issue of up to
200,000 profit participation rights and to determine
the conditions of the issue. This authorization is
valid until 13 May 2014.

PROPOSAL #11.: Resolution on amendments to Paragraphs                      ISSUER          NO           N/A               N/A
 10, 13 and 28 of the Articles of Association

PROPOSAL #12.: Resolution on amendment to Paragraph                        ISSUER          NO           N/A               N/A
25 of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILLIAM DEMANT HOLDING
  TICKER:                N/A             CUSIP:     K9898W129
  MEETING DATE:          3/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors' on                      ISSUER          YES          FOR               FOR
 the Company's activities during the past FY

PROPOSAL #2.: Receive and adopt the audited annual                         ISSUER          YES          FOR               FOR
report, including the consolidated financial

PROPOSAL #3.: Approve to transfer the profit of DKK                        ISSUER          YES          FOR               FOR
970 million to the Company's reserves to the effect
that no dividend will be paid

PROPOSAL #4.: Re-elect Mr. Lars Norby Johansen, Mr.                        ISSUER          YES        AGAINST           AGAINST
Peter Foss and Mr. Niels B. Christiansen as the
Directors; and elect Mr. Thomas Hofman-Bang as a new
Director

PROPOSAL #5.: Re-elect Deloitte Statsautoriseret                           ISSUER          YES          FOR               FOR
Revisionsaktieselskab as the Auditor

PROPOSAL #6.a: Amend the Articles of Association                           ISSUER          YES          FOR               FOR
allowing the Company to communicate electronically
with its shareholders; and approve that the
requirement to give notice of general meetings in
nationwide daily papers be removed; the amendments
will imply that Article 7.4 of the Articles of
Association will be amended and that a new Article 15
 on electronic communication will be inserted

PROPOSAL #6.b: Approve that Article 9.5 of the                             ISSUER          YES          FOR               FOR
Articles of Association relating to proxies at
general meetings be clarified to reflect the Danish
Public Companies Act

PROPOSAL #6.c: Authorize the Board of Directors,                           ISSUER          YES          FOR               FOR
until the next AGM, to arrange for the Company to
purchase own shares of a nominal value of up to 10%
of the share capital; the purchase price for the
shares shall not differ by more than 10% from the
price quoted on Nasdaq OMX Copenhagen A/S at the time
 of the acquisition

PROPOSAL #6.d: Authorize the Chairman of the General                       ISSUER          YES          FOR               FOR
Meeting to make such additions, alterations or
amendments to or in the resolutions passed by the
general meeting and the application for registration
thereof to the Danish Commerce and Companies Agency
[Erhvervs- Og Selskabsstyrelsen] as the Agency may
require for registration

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILMAR INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y9586L109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008 and the reports of the
Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of a final tax                           ISSUER          YES          FOR               FOR
exempt [one-tier] dividend of SGD 0.045 per ordinary
share for the YE 31 DEC 2008

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 360,000 for the YE 31 DEC 2008 [2006: SGD
150,000]

PROPOSAL #4.: Re-elect Mr. Kuok Khoon Hong as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Yeo Teng Yang as a                              ISSUER          YES          FOR               FOR
Director who retires under Article 104

PROPOSAL #6.: Re-elect Mr. Tay Kah Chye as a Director                      ISSUER          YES          FOR               FOR
 who retires under Article 104

PROPOSAL #7.: Re-elect Mr. Kwah Thiam Hock as a                            ISSUER          YES          FOR               FOR
Director who retires under Article 104

PROPOSAL #8.: Re-elect Mr. Kuok Khoon Ho as a                              ISSUER          YES          FOR               FOR
Director who retires under Article 108

PROPOSAL #9.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #10.: Approve, for the renewal of the                             ISSUER          YES          FOR               FOR
mandate for the purposes of Chapter 9 of the Listing
Manual of Singapore Exchange Securities Trading
Limited, for the Company, its subsidiaries and
associated Companies [within the meaning of the said
Chapter 9] or any of them to enter into transactions
falling within the categories of Interested Person
Transactions as set out in the Company's Addendum to
Shareholders dated 02 APR 2009 [being an addendum to
the Annual Report of the Company for the FYE 31 DEC
2008 [the Addendum], with any party who is of the
class or classes of interested persons described in
the Addendum, provided that such transactions are
carried out on normal commercial terms and will not
be prejudicial to the interests of the Company and
its minority shareholders and are in accordance with
the procedures as set out in the Addendum [the IPT
Mandate]; [authority expires until the next AGM of
the Company is held or is required by law to be
held]; and authorize the Directors of the Company
and/or to do all such acts and things [including,
without limitation, executing all such documents as
may be required] as they and/or he may consider
expedient or necessary or in the interests of the
Company to give effect to the IPT Mandate and/or this

PROPOSAL #11.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 161 of the Companies
Act, Chapter 50, and the listing rules of the
Singapore Exchange Securities Trading Limited [the
''SGX-ST''] (including any supplemental measures
thereto from time to time),to: issue shares in the
capital of the Company whether by way of rights,
bonus or otherwise; make or grant offers, agreements
or options [collectively, Instruments] that might or
would require shares to be issued or other
transferable rights to subscribe for or purchase
shares including but not limited to the creation and
issue of warrants, debentures or other instruments
convertible into shares; and issue additional
Instruments arising from adjustments made to the
number of Instruments previously issued, while the
authority conferred by shareholders was in force, in
accordance with the terms of issue of such
Instruments, [notwithstanding that such authority
conferred by shareholders may have ceased to be in
force]; at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and [notwithstanding the authority
conferred by the shareholders may have ceased to be
in force] issue shares in pursuance of any Instrument
 made or granted by the Directors while the authority
 was in force or any additional Instrument referred
to in [a][iii] above provided always that the
aggregate number of shares to be issued pursuant to
this resolution [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] does not exceed 50% of the issued
shares [excluding treasury shares] in the capital of
the Company, of which the aggregate number of shares
[including shares to be issued in pursuance of
Instruments made or granted pursuant to this
resolution] to be issued other than on a pro rata
basis to shareholders of the Company does not exceed
20% of the issued shares [excluding treasury shares]
in the capital of the Company, and for the purpose of
 this resolution, the percentage of the issued shares
 shall be based on the number of issued shares
[excluding treasury shares] in the capital of the
Company at the time this resolution is passed, after
adjusting for: new shares arising from the conversion
 or exercise of convertible securities that have been
 approved or may be approved by shareholders from
time to time; new shares arising from exercising
share options or vesting of share awards outstanding
or subsisting at the time of the passing resolution,
provided the options or awards were granted in
compliance with Part VIII of Chapter 8 of the Listing
 Manual of SGX-ST; and any subsequent bonus issue,
consolidation or subdivision of the Company's shares;
 and [Authority expired earlier the conclusion of the
 next AGM or the date by which the next AGM of the

PROPOSAL #12.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to offer and grant options from time to time in
accordance with the provisions of the Wilmar
Executives' Share Option Scheme [the ''Option
Scheme''] and, pursuant to Section 161 of the
Companies Act, Chapter 50, to allot and issue from
time to time such number of shares in the capital of
the Company as may be required to be issued pursuant
to the exercise of options granted [while the
authority conferred by this resolution is in force]
under the Option Scheme, notwithstanding that the
authority conferred by this resolution may have
ceased to be in force, provided that the aggregate
number of shares to be issued pursuant to the Option
Scheme and all other share-based incentive schemes of
 the Company [if any] shall not exceed 15% of the
total number of issued shares [excluding treasury
shares] of the capital of the Company from time to
time, as determined in accordance with the provisions
 of the Option Scheme

PROPOSAL #13.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the provisions of the Listing
Manual of the Singapore Exchange Securities Trading
Limited [ the SGX-ST] [including the supplemental
measures thereto from time to time] to- (i) undertake
 placements of new shares on a pro rata basis priced
at a discount exceeding 10% but not more than 20% to
the weighted average price for trades done on the
SGX-ST for the full market day on which the placement
 or subscription agreement is signed, or based on the
 trades done on the preceding market day up to the
time the placement agreement is signed in the event
that the trading in the Company's shares is not
available for a full market day; [Authority expires
whichever is earlier at the conclusion of the next
AGM or the date by which the next AGM of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILMAR INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y9586L109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend, clause in the Memorandum of                          ISSUER          YES          FOR               FOR
Association of the Company in the manner and to the
extent as specified

PROPOSAL #S.2: Adopt, regulations of the Company                           ISSUER          YES          FOR               FOR
contained in the new Articles of Association of the
Company as specified and submitted to this Meeting be
 approved and adopted as the Articles of Association
of the Company in substitution for, and to the
exclusion of, the existing Articles of Association of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILMAR INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y9586L109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Wilmar Executives Share                            ISSUER          YES        AGAINST           AGAINST
Option Scheme 2009 the rules as specified, authorize
the Directors of the Company to establish and
administer the Option Scheme; to modify and/or amend
the option scheme from time to time provided that
such modifications and/or amendments are effected in
accordance with the provisions of the option Scheme
and to do all such acts and to enter into all such
transactions, arrangements and agreements as may be
necessary or expedient in order to give full effect
to the option scheme; and to offer and grant
option(s) in accordance with the rules of the Option
Scheme and to allot and issue from time to time such
number of shares in the capital of the Company as may
 be required to be issued pursuant to the exercise of
 the option(s) under the option scheme

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to and contingent upon the passing of
ordinary resolution 1, to offer and grant option(s)
in accordance with the rules of the option scheme
with exercise prices set at a discount to the Market
Price, provided that such discount does not exceed
the relevant limits set by Singapore Exchange
Securities Trading Limited

PROPOSAL #3.: Approve, subject to and contingent upon                      ISSUER          YES        AGAINST           AGAINST
 the passing of ordinary resolution 1, the
participation of Mr. Kuok Khoon Hong, a controlling
shareholder of the Company, in the Option Scheme

PROPOSAL #4.: Approve, subject to and contingent upon                      ISSUER          YES        AGAINST           AGAINST
 the passing of ordinary resolution 1, the
participation of Mr. Martua Sitorus, a controlling
shareholder of the Company, in the option scheme

PROPOSAL #5.: Approve, subject to and contingent upon                      ISSUER          YES        AGAINST           AGAINST
 the passing of ordinary resolutions 1, 2 and 3 to
offer and grant to Mr. Kuok Khoon Hong, a controlling
 shareholder of the Company, of option(s) pursuant to
 and in accordance with the rules of the Option
Scheme on the following terms as specified; and
authorize the Directors to allot and issue shares
upon the exercise of such option; proposed date of
grant of option: any time within a period of 4 weeks
from the date of the EGM; number of shares comprised
in the proposed option: 1,000,000 shares subject to
rule 6 of the option scheme; exercise price per
share: market price; exercise period: exercisable at
any time after the first anniversary of the date of
grant and up to the 5th anniversary of the date of

PROPOSAL #6.: Approve, subject to and contingent upon                      ISSUER          YES        AGAINST           AGAINST
 the passing of ordinary resolutions 1, 2 and 4 the
proposed offer and grant to Mr. Martua Sitorus, a
controlling shareholder of the Company, of option
pursuant to and in accordance with the rules of the
option scheme as specified; and the authorize the
Directors to allot and issue Shares upon the exercise
 of such option; proposed date of grant of option:
any time within a period of 4 weeks from the date of
the EGM; number of shares comprised in the proposed
option: 800,000 shares subject to rule 6 of the
option scheme; exercise price per share: market
price; exercise period: exercisable at any time after
 the 1st anniversary of the date of grant and up to
the 5th anniversary of the date of grant

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILMAR INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y9586L109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Share Purchase Committee,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the
Companies Act, Chapter 50 of Singapore [the Act], to
purchase or otherwise acquire issued ordinary shares
of the Company [the Shares] not exceeding in
aggregate the prescribed limit [means 10% of the
total number of issued Shares excluding Treasury
Shares as at the date of the passing of this Ordinary
 Resolution], at such price or prices as may be
determined by the Share Purchase Committee from time
to time up to the Maximum Price [in relation to a
Share to be purchased, means an amount [excluding
brokerage, stamp duties, commission, applicable goods
 and services tax and other related expenses] not
exceeding: [i] in the case of an On-Market Share
Purchase, 105% of the Average Closing Price; and in
the case of an Off-Market Share Purchase, 120% of the
 Average Closing Price [the average of the closing
market prices of a Share over the last 5 Market Days
[Market Day being a day on which the SGX-ST is open
for securities trading], on which transactions in the
 Shares were recorded, immediately preceding the date
 of making the On- Market Share Purchase or, as the
case may be, the date of making an announcement for
an offer pursuant to the Off-Market Share Purchase,
and deemed to be adjusted for any corporate action
that occurs after the relevant 5 Market Days],
whether by way of: [i] on-market purchases [each an
On-Market Share Purchase] on the Singapore Exchange
Securities Trading Limited [the SGX-ST]; and/or [ii]
off-market purchases [each an Off-Market Share
Purchase] effected in accordance with any equal
access scheme[s] as may be determined or formulated
by the Share Purchase Committee as they may consider
fit, which scheme[s] shall satisfy all the conditions
 prescribed by the Act, and otherwise in accordance
with all other laws and regulations and rules of the
SGX-ST as may for the time being be applicable, and
approved generally and unconditionally [the Share
Purchase Mandate]; and authorize the Directors of the
 Company and/or each of them to complete and do all
such acts and things as they and/or he may consider
necessary, desirable, expedient, incidental or in the
 interests of the Company to give effect to the
transactions contemplated and/or authorized by this
ordinary resolution; [Authority expires at the
earlier of: i] the date on which the next AGM of the
Company is held or ii] the date by which the next AGM
 of the Company is required by law to be held or iii]
 the date on which the purchase of Shares by the
Company pursuant to the Share Purchase Mandate is
carried out to the full extent mandated]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WING HANG BANK LTD
  TICKER:                N/A             CUSIP:     Y9588K109
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
and report of the Directors and the Independent
Auditor's for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.10                         ISSUER          YES          FOR               FOR
per share for the YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Fung Yuk Sing Michael as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.B: Re-elect Mr. Ho Chi Wai Louis as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Re-elect Mr. Lau Hon Chuen Ambrose as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.D: Re-elect Mr. Brian Gerard Rogan as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. Christopher Robert Sturdy                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #4.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 Directors' fee

PROPOSAL #5.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Bank and authorize the Directors to fix their
remuneration

PROPOSAL #6.: Adopt, with effect from the close of                         ISSUER          YES          FOR               FOR
business of the day on which this resolution is
passed, the rules of the renewed employee incentive
plan [the Plan], as specified and authorize the
Directors of the Bank to take all steps that may be
necessary, desirable or expedient to carry into
effect the Plan and allot and issue up to 500,000
shares in the capital of the Bank to executive
Directors under the Plan at an acquisition price of

PROPOSAL #7.: Authorize the Directors of the Bank,                         ISSUER          YES          FOR               FOR
conditional on the passing of Resolution 6, to allot
and issue up to 1,000,000 shares in the capital of
the Bank less the number of shares issued under
Resolution 6, to employees under the Plan at an
acquisition price of HKD 1.00 per share

PROPOSAL #8.: Authorize the Directors, during the                          ISSUER          YES        AGAINST           AGAINST
relevant period to allot, issue and deal with
additional shares in the capital of the Bank or grant
 any offers, agreements or options which might
require securities to be issued, allotted or disposed
 of subject to the restriction that the aggregate
number of share capital allotted, other than for
allotment under any Share Option Schemes or Employee
Incentive Plan for the time being adopted for the
grant or issue to the Employees of the Bank and its
subsidiaries of shares of the Bank, and any scrip
dividend or similar arrangement in accordance with
the Article of Association of the Bank, not exceeding
 the 20% of the issued share capital of the Bank at
the date of this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the Bank
 or the expiration of the period within which the
next AGM of the Bank is required By law to be held]

PROPOSAL #9.: Authorize the Directors of the Bank                          ISSUER          YES          FOR               FOR
during the relevant period [as specified in
Resolution 8] to repurchase shares in the capital of
the Bank, and the aggregate number of shares of the
Bank which may be purchased by the Bank on The Stock
Exchange of Hong Kong Limited under the Hong Kong
Code on share repurchases pursuant to this resolution
 not exceeding 10% of the issued share capital of the
 Bank at the date of this resolution, and the said
approval shall be limited accordingly

PROPOSAL #10.: Approve to extent, conditional on the                       ISSUER          YES        AGAINST           AGAINST
passing of Resolutions 8 and 9 the general mandate
granted to the Directors to allot shares pursuant to
the Resolution 8, by the addition to the aggregate
number of shares which may be allotted or agreed to
be allotted by the Directors pursuant to such general
 mandate an amount representing the aggregate number
of shares repurchased by the Bank under the authority
 granted pursuant to the Resolution 9

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WM MORRISON SUPERMARKETS PLC
  TICKER:                N/A             CUSIP:     G62748119
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the Directors'                          ISSUER          YES        AGAINST           AGAINST
report and audited financial statements for the 52
weeks ended 1 FEB 2009

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the 52 weeks ended 01 FEB 2009

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Brian Flanagan                                  ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Paul Manduca                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. Susan Murray                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. Nigel Robertson                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Philip Cox                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors of the Company and authorise the Directors
to fix their remuneration

PROPOSAL #S.10: Authorize the Directors to make                            ISSUER          YES          FOR               FOR
market purchases of the Company's shares.

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
securities otherwise than in accordance with section
89 of the  Companies Act 1985

PROPOSAL #S.13: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve to reduce the period of                            ISSUER          YES          FOR               FOR
notice required for an EGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLSELEY PLC
  TICKER:                N/A             CUSIP:     G97278108
  MEETING DATE:          11/18/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' annual                      ISSUER          YES          FOR               FOR
 report and accounts and the Auditors report thereon
for the YE 31 JUL 2008

PROPOSAL #2.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report for the YE 31 JUL 2008

PROPOSAL #3.: Re-elect Mr. Robert Marchbank as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. Stephen Webster as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. John Whybrow as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Company's Auditors, until the conclusion of
the next AGM of the Company

PROPOSAL #7.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Approve to renew the authority                               ISSUER          YES          FOR               FOR
conferred on the Board by Article 10 of the Company's
 Articles of Association [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 17 FEB 2010]; and Section 80 [the
Companies Act 1985] amount is GBP 34,503,353, being
nominal value of authorized but unissued share

PROPOSAL #S.9: Approve, subject to passing of                              ISSUER          YES          FOR               FOR
Resolution 8, to renew the authority conferred on the
 Board by Article 10.2 of the Company's Articles of
Association [Authority expires the earlier of the
conclusion of the next AGM of the Company or 17 FEB
2010]; and Section 89 [the Companies Act 1985] amount
 is GBP 8,274,832

PROPOSAL #S.10: Authorize the Company, in accordance                       ISSUER          YES          FOR               FOR
with the provisions of Article 12 of the Company's
Articles of Association and Part VII of the Companies
 Act 1985 [the Act], to make market purchases
[Section 163 of the Act] of up to 66,198,658 ordinary
 shares of 25 pence each in the capital of the
Company, at a minimum price of 25 pence, and not more
 than 105% of the average middle market quotations
for the ordinary shares of the Company derived from
the London Stock Exchange Daily Official List, on the
 5 business days preceding the day on which ordinary
share is purchased; [Authority expires at the
conclusion of the next AGM of the Company]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #11.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 and 367 of the Companies Act 2006,
and any Company which is or becomes its subsidiary
during the period to this Resolution relates, during
the period commencing on the date of this AGM and
ending on the date of the Company's next AGM to: make
 political donations to political parties, make
political donations to political organizations other
than political parties; and/or incur political
expenditure, in a total amount not exceeding of GBP
125,000

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLSELEY PLC
  TICKER:                N/A             CUSIP:     G97278108
  MEETING DATE:          4/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolution 2, 3, 4, 5 and 6 being passed, to increase
 the authorized share capital of the Company from GBP
 200,000,000 to GBP 250,000,000 by the creation of an
 additional GBP 200,000,000 ordinary shares of 25
pence each having the same rights and privileges and
ranking pari passu in all respects with the existing
shares in the capital of the Company

PROPOSAL #S.2: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 1, 3, 4, 5 and 6 being passed: the terms
of the placing [as described and specified in the
circular of which this notice forms part], including
the issue price of 120 pence per share which is a
discount of 27% to the closing market price of 165.4
pence per share on 05 MAR 2009 [the last trading day
prior to announcement of the placing]; authorize the
Directors of the Company for the purposes of Section
80 of the Companies Act 1985 to allot relevant
securities [within the meaning of Section 80[2] of
that Act] in connection with the placing up to an
aggregate nominal of GBP 56,250,000; and to allot
equity securities [as defined in Section 94[2] of the
 Companies Act 1985] of the Company pursuant to the
authority conferred by this resolution for cash as if
 Section89[1] of that Act did not apply to any such
allotment

PROPOSAL #3.: Approve, subject to the passing of                           ISSUER          YES          FOR               FOR
Resolution 1, 2, 4, 5 and 6 being passed, and the
Underwriting Agreement [as described and specified in
 the circular of which this notice forms part] not
having been terminated in accordance with its terms,
at 7.00 a.m. on the first dealing day following the
date of the general meeting: a) each of the ordinary
shares of 25 pence each in the share capital of the
Company [the 25p Ordinary Shares] then in issue be
subdivided and converted into one ordinary share of
one penny [an Interim Share], having the same rights
as a 25p Ordinary Share, and one deferred share of 24
 pence [a Deferred Share], each Deferred Share having
 attached thereto the following rights and
restrictions: i) on a winding-up or other return of
capital, the Deferred Shares shall entitle the
holders of the shares only to payment of the amounts
paid up on, those shares, after repayment to the
holders of any and all ordinary shares then in issue
of the nominal amount paid up on those ordinary
shares held by them respectively and the payment in
cash or in specific of GBP 10,000,000 on each of
those ordinary shares; ii) the Deferred Shares shall
not entitle the holders of such shares to receive any
 dividend or other distribution [other than pursuant
to paragraph [a][i] of this Resolution 3] or to
receive notice of, or to attend, speak or vote at,
any general meeting of the Company; iii) the Deferred
 Shares shall not, save as provided in paragraph
[a][iv] of this Resolution 3, be transferable; iv)
the Company shall have an irrevocable authority from
each holder of the Deferred Shares at any time to do
all or any of the following without obtaining the
sanction of the holder or holders of the Deferred
Shares: A) to appoint any person to execute on behalf
 of any holder of Deferred Shares a transfer of all
or any of those shares and/or an agreement to
transfer the same [without making any payment for
them] to such person or persons as the Company may
determine and to execute any other documents which
such per may consider necessary or desirable to
effect such transfer, in each case without obtaining
the sanction of the holder[s] and without any payment
 being made in respect of such acquisition; B) to
purchase all or any of the shares in accordance with
the companies Act 1985 and the Companies Act 2006, as
 relevant [the Act] without obtaining the consent of
the holders of those shares in consideration of the
payment to the holders whose s are purchased of an
amount not exceeding one penny in respect of all the
Deferred Shares then being purchased; C) for the
purposes of any such purchase, to appoint any person
to execute a contract for the sale of any such shares
 to the Company on behalf of any holder of Deferred
Shares; D) to cancel all or any of the Deferred
Shares purchased in accordance with the Act; and  E)
pending any such transfer, purchase or cancellation,
to retain the certificates [if any] for all or any of
 the Deferred Shares; and v) the reduction of capital
 paid upon the Deferred Shares and/or the creat

PROPOSAL #4.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon Resolutions 1, 2, 3, 5 and 6 being passed,
immediately following the subdivision and conversion
of the 25p Ordinary Shares into Interim Shares
pursuant to Resolution 3 becoming effective: a) all
the Interim Shares in the capital of the Company then
 in issue be consolidated into ordinary shares of 10
pence each in the capital of the Company [the 10p
Ordinary Shares] on the basis of every 10 Interim
Shares being consolidated into one 10p Ordinary
Share, each 10p Ordinary Share having the same rights
 as the Interim Shares provided that, where such
consolidation results in any member being entitled to
 a fraction of a 10p Ordinary Share, such fraction
shall, so far as possible, be aggregated with the
fractions of a 10p Ordinary Share to which other
members of the Company may be entitled and the
directors of the Company be and are hereby authorized
 to place [or appoint any other person to place] to
any person, on behalf of the Members, all the 10p
Ordinary Shares representing such fractions at the
best price reasonably obtainable, and to pay the
proceeds of the placing [net of expenses] in due
proportion among the relevant members entitled
thereto [save that any fraction of a penny which
would otherwise be payable shall be rounded up or
down in accordance with the usual practice of the
registrar of the Company and save that the Company
may retain the net proceeds of the placing of such
10p Ordinary Shares representing such fractions where
 the individual amount of proceeds to which any
member is entitled is less than GBP 5.00] and
authorize any Director of the Company [or any person
appointed by the Directors of the Company] to execute
 an instrument of transfer in respect of such shares
on behalf of the relevant members and to do all acts
and things that the Directors consider necessary or
expedient to effect the transfer of such shares to,
or in accordance with the directions of, any buyer of
 any such shares; and b) all authorized but unissued
Interim Shares shall be consolidated into 10p
Ordinary Shares, provided that where such
consolidation would otherwise result in a fraction of
 a 10p Ordinary Share, that number of 10p Ordinary
Shares which would otherwise constitute such fraction

PROPOSAL #5.: Approve to renew, subject to and                             ISSUER          YES          FOR               FOR
conditional upon Resolutions 1, 2, 3, 4 and 6 being
passed, and the consolidation the Interim Shares into
 10p Ordinary Shares pursuant to Resolution 4
becoming effective, the authority conferred on the
Directors of the Company by Article 10.1 of the
Articles of as of the Company to allot relevant
securities for a period expiring [unless previously
renewed, varied or  revoked] at the end of the next
AGM of the Company after the date on which Resolution
 is passed and for that period the Section 80 amount
shall be i) GBP 20,604,321 [equivalent to GBP
206,043,210 10p Ordinary Shares] in connection with
one or it more issues of relevant securities under
the rights issue [as specified in the circular of
which this notice part], and ii) in addition, GBP
8,700,000 [equivalent to 87 million 10p Ordinary

PROPOSAL #S.6: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon Resolutions 1, 2, 3, 4 and 5 being passed, the
terms of the Rights Issue [as specified in the
circular of which this notice forms part] and
authorize the Directors of the Company to implement
the Rights Issue on the basis as specified, to the
extent they determine necessary to implement the
Rights Issue

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLTERS KLUWER NV
  TICKER:                N/A             CUSIP:     ADPV09931
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.a: Receive the report of the Executive                         ISSUER          NO           N/A               N/A
Board for 2008

PROPOSAL #2.b: Receive the report of the Supervisory                       ISSUER          NO           N/A               N/A
Board for 2008

PROPOSAL #3.a: Adopt the financial statements for                          ISSUER          YES          FOR               FOR
2008 as included in the annual report for 2008

PROPOSAL #3.b: Approve to distribute a dividend of                         ISSUER          YES          FOR               FOR
EUR 0.65 per ordinary share in cash or, at the option
 of the holders of ordinary shares, in the form of
ordinary shares

PROPOSAL #4.a: Approve to release the Members of the                       ISSUER          YES          FOR               FOR
Executive Board from liability for the exercise of
their duties, as stipulated in Article 28 of the
Articles of Association

PROPOSAL #4.b: Approve to release the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board from liability for the exercise of
their duties, as stipulated in Article 28 of the
Articles of Association

PROPOSAL #5.a: Re-appoint Mr. P.N. Wakkie as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #5.b: Re-appoint Mr. L.P. Forman as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board

PROPOSAL #5.c: Appoint Ms. B.M. Dalibard as a Member                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #6.a: Grant authority to issue shares and/or                      ISSUER          YES          FOR               FOR
 grant rights to subscribe for shares

PROPOSAL #6.b: Grant authority to restrict or exclude                      ISSUER          YES          FOR               FOR
 pre-emptive rights

PROPOSAL #7.: Authorize the Executive Board to                             ISSUER          YES          FOR               FOR
acquire own shares

PROPOSAL #8.: Approve to instruct KPMG Accountants N.V                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOODSIDE PETROLEUM LTD
  TICKER:                N/A             CUSIP:     980228100
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report of the Company and the reports of the
Directors and Auditor for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Michael Alfred Chaney as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #2.b: Re-elect Mr. Erich Fraunschiel as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.c: Re-elect Dr. Pierre Jean-Marie Henri                        ISSUER          YES          FOR               FOR
Jungels as a Director

PROPOSAL #2.d: Re-elect Mr. David Ian McEvoy as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.e: Re-elect Ms. Melinda Ann Cilento as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.f: Re-elect Mr. Ian Robertson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOOLWORTHS LTD
  TICKER:                N/A             CUSIP:     Q98418108
  MEETING DATE:          11/27/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial                        ISSUER          NO           N/A               N/A
report of the Company and the reports of the
Directors and the Auditor for the financial period
ended 29 JUN 2008

PROPOSAL #2.: Adopt, the remuneration report [which                        ISSUER          YES          FOR               FOR
form part of the Directors' report] for the FYE 29
JUN 2008

PROPOSAL #3.A: Re-elect Dr. Roderick Sheldon Deane as                      ISSUER          YES          FOR               FOR
 a Director, who retires by rotation in accordance
with Article 10.3 of the Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Leon Michael L'Huillier                        ISSUER          YES          FOR               FOR
as a Director, who retires by rotation in accordance
with Article 10.3 of the Company's Constitution

PROPOSAL #4.A: Approve to grant the options or                             ISSUER          YES          FOR               FOR
performance rights or combination of both to the
Group Managing Director and Chief Executive Officer
of the Company, Mr. Michael Gerard Luscombe, under
the Woolworths Long Terms Incentive Plan [Plan], as
specified, for all purposes including for the purpose
 of ASX Listing Rule 10.14

PROPOSAL #4.B: Approve to grant the options or                             ISSUER          YES          FOR               FOR
performance rights or combination of both to the
Finance Director, Mr. Thomas William Pockett, under
the Plan, as specified, for all purposes including
for the purpose of ASX Listing Rule 10.14

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WORLEYPARSONS LTD
  TICKER:                N/A             CUSIP:     Q9857K102
  MEETING DATE:          10/28/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          NO           N/A               N/A
report of the Company and the reports of the
Directors and of the Auditors for the FYE 30 JUN 2008

PROPOSAL #2.a: Re-elect Mr. Ron McNeilly, as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 8.1[e][2] of the Company's
constitution

PROPOSAL #2.b: Re-elect Mr. David Housego as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 8.1[e][2] of the Company's
constitution

PROPOSAL #2.c: Re-elect Mr. Eric Gwee as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with Rule 8.1[e][1] of the Company's constitution

PROPOSAL #3.: Adopt the remuneration report as set                         ISSUER          YES          FOR               FOR
out in the annual report for the FYE 30 JUN 2008

PROPOSAL #4.: Approve, under the Listing Rule 10.14,                       ISSUER          YES          FOR               FOR
the grant of not more than a total of 85,762
performance rights to the Executive Directors of the
Company [Messrs. John Grill, David Housego, William
Hall and Larry Benke] in respect of the 2008/9 FY, in
 accordance with the WorleyParsons Limited
Performance Rights Plan and on the specified terms

PROPOSAL #5.: Approve, for the purpose of Rule 8.4[a]                      ISSUER          YES          FOR               FOR
 of the Company's Constitution, to increase the
aggregate amount of remuneration that may be paid in
any FY to the Company's Non-Executive Directors by
AUD 250,000 [from AUD 1,750,000 to AUD 2,000,000]

PROPOSAL #6.: Approve, for the purpose of ASX Listing                      ISSUER          YES          FOR               FOR
 Rules, for the acquisition by, or issue to, all
present and future Non-executive Directors of shares
in WorleyParsons Limited in accordance with the rules
 of the WorleyParsons Limited Non-executive Director
Share Plan and on the specified terms

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]                       ISSUER          YES          FOR               FOR
the proposed scheme of arrangement, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP GROUP PLC
  TICKER:                N/A             CUSIP:     G9787H105
  MEETING DATE:          10/30/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Scheme of arrangement,                          ISSUER          YES          FOR               FOR
reduction and subsequent increase in cap, capitalize
reserves issue equity with rights, adopt replacement
and continuing Share Plans ensure satisfaction of
outstanding and existing awards and amend the
Articles of Association

PROPOSAL #S.2: Approve to reduce amount standing to                        ISSUER          YES          FOR               FOR
credit of new WPP'S share premium account [including
amount arising pursuant to scheme] in its entirety
[or up to such amount approved by Jersey Court] by
crediting such amount to a reserve of profit to be
available to new WPP reduction of capital

PROPOSAL #S.3: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to WPP 2008 Plc

PROPOSAL #S.4: Approve the delisting of WPP shares                         ISSUER          YES          FOR               FOR
from the official list

PROPOSAL #5.: Authorize the new WPP Directors to                           ISSUER          YES          FOR               FOR
ensure that the sponsoring Companies of the inherited
 Share Plans are able to satisfy existing awards
under the inherited Share Plans using newly issued
new WPP shares or new WPP treasury shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, and if approved, adopt the                          ISSUER          YES          FOR               FOR
Company's accounts for the FYE 31 DEC 2008 together
with the Directors' report, the Directors'
remuneration report and the Auditors' report on those
 accounts and the auditable part of the remuneration
report

PROPOSAL #2.: Approve the WPP Directors' remuneration                      ISSUER          YES          FOR               FOR
 report set out in the report of the Compensation
Committee contained in the 2008 report and accounts

PROPOSAL #3.: Re-elect Mr. Colin Day as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Ms. Lubna Olayan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Jeffrey Rosen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Ms. Esther Dyson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Quelch as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Stanley [Bud] Morten as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion of
 the AGM to the conclusion to the next AGM of the
Company and authorize the Directors to determine
their remuneration

PROPOSAL #10.: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
accordance with Article 6 of the Company's Articles
of Association, to allot relevant securities [as
defined in the Company's Articles of Association] up
to a maximum nominal amount of GBP 45,985,690;
[Authority expires on 01 JUN 2014]; and the Board of
Directors may allot relevant securities pursuant to
such offer or agreement as if the authority conferred
 on them had not expired

PROPOSAL #S.11: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Article 57 of the Jersey Law, to make one
or more market purchases of 125,294,634 shares
representing of the Company's issued share capital at
 a minimum price [exclusive of expenses] of 10 pence
per share and a maximum price [exclusive of expenses]
 of an amount equal to 105% above the average of the
 Middle Market quotations for the ordinary shares as
derived from the London Stock Exchange Daily Official
 List for the 5 business days immediately preceding
the day on which the Company makes the market
purchase and the amount stipulated by Article 5(1) of
 the buyback and stabilization regulation
2003[exclusive of expense [if any] payable by the
Company]; [Authority expires the earlier of the
conclusion of the next AGM of the Company held on
2010 or 01 SEP 2010]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry; and, pursuant to Articles 58A of
the Companies [Jersey] Law 1991, and if approved by
the Directors, to hold as treasury shares any
ordinary shares purchased pursuant to the authority

PROPOSAL #S.12: Authorize the Board of Directors, in                       ISSUER          YES          FOR               FOR
accordance with Article 8 of the Company's Articles
of Association, to allot equity securities [as
defined in the Company's Articles of Association]
wholly for cash [including in connection with a
rights issue [as defined in the Company's Articles of
 Association]], as if Article 7 of the Company's
Articles of Association did not apply, provided that,
 for the purposes of paragraph (1)(b) of Article 8
only, the aggregate nominal amount to which this
authority is limited is GBP 6,276,908; [Authority
shall expire on 01 June 2014]; and the Board of
Directors may allot equity securities pursuant to
such offer or agreement as if the authority conferred

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPP PLC, JERSEY
  TICKER:                N/A             CUSIP:     G9787K108
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the WPP Plc Leadership Equity                        ISSUER          YES          FOR               FOR
Acquisition Plan III [Leap III]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XSTRATA PLC, LONDON
  TICKER:                N/A             CUSIP:     G9826T102
  MEETING DATE:          3/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to Resolutions 2, 3                         ISSUER          YES          FOR               FOR
and 4 being passed, the following transaction [which
is a related party transaction for the purposes of
the Listing Rules of the Financial Services
Authority] a] the acquisition by the Xstrata Group as
 specified of the Prodeco Business as specified on
the terms, and subject to the conditions of the
Acquisition Agreement as specified and b] the
granting by Xstrata [Schweiz] AG of the Call option
as specified to Glencore as specified to repurchase
the Prodeco Business and the disposal by the Xstrata
Group of the Prodeco Business to Glencore if and when
 the call option is exercised, in each case on the
terms and subject to the conditions of the call
option agreement as specified and authorize the Board
 of Directors of the Company [or any duly constituted
 Committee of the Board of Directors of the Company]
to take all such steps as it considers necessary,
expedient or desirable to implement and effect the
transaction described in this resolution above and
any matter incidental to such transaction and to
waive, amend, vary, revise or extend any of such
terms and conditions as it may consider be
appropriate, provided always that the authority of
the Board of the Board of Directors of the Company
[or any duly constituted Committee of the Board] to
implement and effect such transaction and any matter
incidental to such transaction or to waive, amend,
vary, revise or extend any of such terms and
conditions, in each case other in accordance with the
 Acquisition Agreement and the Call Option Agreement,
 shall be to waivers, amendments, variations,
revisions or extensions that are not material in the

PROPOSAL #2.: Approve, subject to Resolutions 1, 3                         ISSUER          YES          FOR               FOR
and 4 being passed, to increase the authorized share
capital of the Company from USD 750,000,000.50 and
GBP 50,000 to USD 2,250,000,000.50 and GBP 50,000 by
the creation of an additional 3,000,000,000 ordinary
shares of USD 0.50 each in the capital of the Company
 having the rights and privileges and being subject
to the restrictions contained in the Articles of
Association of the Company [the Articles] and ranking
 pari passu in all respects with the existing
ordinary shares of USD 0.50 each in the capital of

PROPOSAL #3.: Approve, subject to Resolutions 1, 2                         ISSUER          YES          FOR               FOR
and 4 being passed, to renew the authority conferred
on the Directors of the Company by Article 14 of the
Articles to allot relevant securities  and for that
period the Section 80 amount shall be i] USD
991,254,176 [equivalent to 1,982,508,352 ordinary
shares of USD 0.50 each in the capital of the
Company] in connection with 1 or more issues of
relevant securities under the right issue as
specified and ii] in addition, USD 493,363,149
[equivalent to 986,726,298 ordinary shares of USD
0.50 each in the capital of the Company]; [Authority
expires at the end of the next AGM of the Company
after the date on which this resolution is passed]

PROPOSAL #S.4: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to Resolutions 1, 2 and 3 being
passed, in place of all existing powers, by Article
15 of the Articles to allot equity securities, as if
Section 89[1] of the Companies Act 1985 [Authority
expires at the end of the next AGM of the Company
after the date on which this resolution is passed]
and for that period the Section 89 amount is USD
74,004,472 [equivalent to 148,008,944 ordinary shares
 of USD 0.50 each in the capital of the Company]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XSTRATA PLC, LONDON
  TICKER:                N/A             CUSIP:     G9826T102
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual report and financial                        ISSUER          YES          FOR               FOR
statements of the Company, and the reports of the
Directors and the Auditors thereon, for the YE 31 DEC
 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report [as specified] for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Ivan Glasenberg as an                           ISSUER          YES          FOR               FOR
Executive Director of the Company retiring in
accordance with Article 128 of the Company's Articles
 of Association

PROPOSAL #4.: Re-elect Mr. Trevor Reid as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company retiring in
accordance with Article 128 of the Company's Articles

PROPOSAL #5.: Re-elect Mr. Santiago Zaidumbide as an                       ISSUER          YES          FOR               FOR
Executive Director of the Company retiring in
accordance with Article 128 of the Company's Articles
 of Association

PROPOSAL #6.: Elect Mr. Peter Hooley as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Company on the
recommendation of the Board, in accordance with
Article 129 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Ernst & Young LLP as                              ISSUER          YES          FOR               FOR
Auditors to the Company to hold office until the
conclusion of the next general meeting at which
accounts are laid before the Company and to authorize
 the Directors to determine the remuneration of the

PROPOSAL #8.: Authorize the Directors to allot                             ISSUER          YES        AGAINST           AGAINST
relevant securities [as specified in the Companies
Act 1985]; a) up to a nominal amount of USD
488,835,270 [equivalent to 977,670,540 ordinary
shares of USD 0.50 each in the capital of the
Company; and b) comprising equity securities [as
specified in the Companies Act 1985] up to a nominal
amount of USD 977,670,540 [equivalent to
1,955,341,080 ordinary shares of USD 0.50 each in the
 capital of the Company] [including within such limit
 any shares issued under this Resolution] in
connection with an offer by way of a rights issue: i)
 to ordinary shareholders in proportion [as nearly as
 may be practicable] to their existing holdings; and
ii) to people who are holder of other equity
securities if this is required by the rights of those
 securities or, if the Board considers it necessary,
as permitted by the rights of those securities, and
so that the Directors may impose any limits or
restrictions and make any arrangements which it
considers necessary or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in, or
 under the laws of, any territory or any other
matter; [Authority expires the earlier of the
conclusion of the next AGM]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.9: Authorize the Directors of all                              ISSUER          YES          FOR               FOR
existing authorities and provided resolution 8 is
passed, to allot equity securities [as specified in
the Companies Act 1985] for cash under the authority
given by that resolution and/or where the allotment
constitutes an allotment of equity securities by
virtue of Section 94(3A) of the Companies Act 1985,
free of restriction in Section 89(1) of the Companies
 Act 1985, such power to be limited: a) to the
allotment of equity securities in connection with an
offer of equity securities [but in the case of the
authority granted under resolution 8(B), by way of
rights issue only]; i) to ordinary shareholders in
proportion [as need as may be practicable] to their
existing holdings; and ii) to people who are holders
of other equity securities, if this is required by
the rights of those securities or, if Directors
consider if necessary, as permitted by the rights of
those securities, or appropriate to deal with
treasury shares, fractional entitlements, record
dates, legal, regulatory or practical problems in, or
 under the laws of, any territory, or any other
matter and; b) in the case of the authority granted
under resolution 8(A), to the allotment of equity
securities up to a nominal amount of USD
73,325,290.50 [equivalent to 146,650,581 ordinary
share of USD 0.50 each in the capital of the
Company]; [Authority expires until the next AGM of
the Company]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAHOO JAPAN CORPORATION
  TICKER:                N/A             CUSIP:     J95402103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the Other Updated
Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                                 ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAKULT HONSHA CO.,LTD.
  TICKER:                N/A             CUSIP:     J95468120
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.25: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #2.26: Appoint a Director                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMADA DENKI CO.,LTD.
  TICKER:                N/A             CUSIP:     J95534103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                           ISSUER          YES          FOR               FOR
Lines, Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated
Laws and Regulations

PROPOSAL #3.: Appoint a Director                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Directors

PROPOSAL #6.: Approve Provision of Retirement                              ISSUER          YES          FOR               FOR
Allowance for Retiring Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAGUCHI FINANCIAL GROUP,INC.
  TICKER:                N/A             CUSIP:     J9579M103
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations, Allow Board
to Make Rules Governing Exercise of Shareholders'
Rights, Allow Use of Electronic Systems for Public
Notifications

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3: Appoint a Corporate Auditor                                   ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAHA CORPORATION
  TICKER:                N/A             CUSIP:     J95732103
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to :Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAHA MOTOR CO.,LTD.
  TICKER:                N/A             CUSIP:     J95776126
  MEETING DATE:          3/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                                 ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Compensation to be received                        ISSUER          YES          FOR               FOR
by Corporate Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMATO HOLDINGS CO.,LTD.
  TICKER:                N/A             CUSIP:     J96612114
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #2.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate                      ISSUER          YES          FOR               FOR
 Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMATO KOGYO CO.,LTD.
  TICKER:                N/A             CUSIP:     J96524111
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YAMAZAKI BAKING CO.,LTD.
  TICKER:                N/A             CUSIP:     J96656103
  MEETING DATE:          3/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                              ISSUER          YES          FOR               FOR

PROPOSAL #2: Amend Articles to: Approve Minor                              ISSUER          YES          FOR               FOR
Revisions Related to the Updated Laws and Regulaions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YARA INTERNATIONAL ASA, OSLO
  TICKER:                N/A             CUSIP:     R9900C106
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Harald Arnkv.rn as a                               ISSUER          YES          FOR               FOR
Chairperson of the Meeting and a person to co-sign
the minutes of the General Meeting

PROPOSAL #2.: Approve a dividend of NOK 4.50 per share                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the guidelines for the                               ISSUER          YES        AGAINST           AGAINST
remuneration of the Members of the Executive

PROPOSAL #4.: Elect the Member of the Board                                ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration to the Auditor                      ISSUER          YES          FOR               FOR
 at NOK 2,500,000

PROPOSAL #6.: Approve the following remuneration for                       ISSUER          YES          FOR               FOR
the Board Members: Chairman of the Board: NOK 410,000
 [unchanged], Members of the Board: NOK 235,000
[unchanged]; to the Members of the Compensation
Committee: NOK 5,500 per meeting [unchanged]; to the
Members of the Audit Committee: Chairman of the Audit
 Committee: NOK 85,000 [unchanged], Members of the
Audit Committee: NOK 70,000 [unchanged]; to the
Deputy Representatives to the Board: NOK 7,500 per
meeting [unchanged]

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
to the Members of the Nomination Committee at NOK
4,500 per meeting [unchanged]

PROPOSAL #8.: Approve to reduce the share capital of                       ISSUER          YES          FOR               FOR
the Company by NOK 4,663,846 from NOK 495,678,107 to
NOK 491,014,261 by means of the cancellation of
1,750,000 own shares and the redemption of 993,439
shares, owned on behalf of the Norwegian State by the
 Ministry of Trade and Industry, for a payment of the
 sum of NOK 239,593,761 with the addition of interest
 to the State represented by the Ministry of Trade
and Industry; this sum represents the average share
price for the buyback of own shares in the market; a
transfer from the share premium fund of NOK
237,904,914 will cover the portion of the sum paid
out that exceeds the nominal value of the shares; in
addition NOK 419,083,205 will be transferred from the
 share premium fund to retained earnings; this amount
 equals the amount by which retained earnings was
reduced when own shares were acquired in the market;
with effect from the implementation of the capital
reduction through registration in the Register of
Business Enterprises, Article 4 of the Company's
Articles of Association will be amended

PROPOSAL #9.: Authorize the Board, for a period of 12                      ISSUER          YES          FOR               FOR
 months, to let the Company acquire up to 5%
[14,441,595 shares] of the total shares of Yara
International ASA with a total nominal value of NOK
24,550,712 in the open market and from the Norwegian
State; such purchases shall be at such times and at
such prices as the Board determines from time to
time, provided however, that the purchase price per
share shall not be less than NOK 10 nor more than NOK
 1000; shares acquired pursuant to this proxy can be
used for cancellation, or, according to decision by
the Board of Directors, as consideration in
commercial transactions; [Authority is valid from 07
MAY 2009 until 6 MAY 2010]; if the Board decides that
 shares acquired pursuant to this authorization shall
 be used for capital reduction by cancellation of
shares; it is a precondition for the Board that the
States ownership [presently 36.21%] is not altered as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YASKAWA ELECTRIC CORPORATION
  TICKER:                N/A             CUSIP:     J9690T102
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YIT OYJ, HELSINKI
  TICKER:                N/A             CUSIP:     X9862Q104
  MEETING DATE:          10/6/2008                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board to decide on                             ISSUER          YES          FOR               FOR
purchasing of the Company's own shares

PROPOSAL #2.: Authorize the Board to decide on                             ISSUER          YES          FOR               FOR
disposing of the Company's own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YOKOGAWA ELECTRIC CORPORATION
  TICKER:                N/A             CUSIP:     J97272124
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                            ISSUER          YES          FOR               FOR
Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                             ISSUER          YES          FOR               FOR
Revisions Related to Dematerialization of Shares and
the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.7: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.8: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.9: Appoint a Director                                          ISSUER          YES          FOR               FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint a Corporate Auditor                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Renewal of Countermeasures to Large-                         ISSUER          YES        AGAINST           AGAINST
scale Acquisition of Yokogawa Electric Shares
(Takeover Defense Measures)

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUE YUEN INDL HLDGS LTD
  TICKER:                N/A             CUSIP:     G98803144
  MEETING DATE:          12/23/2008                                                                                  FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental
Production Agreement'] dated 20 NOV 2008 between
Barits Development Corporation ['Barits'] and Prime
Asia Leather Corporation ['Prime Asia'] [which is a
supplemental to the Production Agreement [as
specified] under which i) Barits agreed to provide
tanning facilities and processing services to Prime
Asia for the processing of Prime Asia's raw leather
in Taiwan into finished leather, ii) Barits agreed to
 provide sales support to Prime Asia for sales of its
 finished leather and iii) Prime Asia agreed to pay
Barits a monthly production fee] and that the annual
caps in respect of such transactions as set out in
the Second Supplemental Production Agreement [as
specified] and the transactions contemplated therein
and authorize the Directors of the Company to take
all actions and execute all documents which they deem
 necessary, required or appropriate, in order to
implement and validate anything related to the Second
 Supplemental Production Agreement

PROPOSAL #B.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental PCC
Management Service Agreement'] dated 20 NOV 2008
between Highmark Services Limited ['Highmark'] and
Pou Chen Corporation ['PCC'] [which is a supplemental
 to the PCC Management Service Agreement [as
specified] under which Highmark agreed to provide PCC
 with management services in respect of a number of
factories situated in the Industrial Estate operated
by the PCC and its subsidiaries] and that the annual
caps in respect of such transactions as set out in
the Second Supplemental PCC Management Service
Agreement [as specified] and the transactions
contemplated therein and authorize the Directors of
the Company to take all actions and execute all
documents which they deem necessary, required or
appropriate, in order to implement and validate
anything related to the Second Supplemental PCC

PROPOSAL #C.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental PCC
Services Agreement'] dated 20 NOV 2008 between the
Company and PCC [which is a supplemental to the PCC
Services Agreement [as specified] under which PCC
agreed to provide research and development, know-how,
 technical and marketing services and to source raw
materials and recruit staff in relation to the
production and sale of products of the Company and
its subsidiaries [the 'Group']] and that the annual
caps in respect of such transactions as set out in
the Second Supplemental PCC Services Agreement [as
specified] and the transactions contemplated therein
and authorize the Directors of the Company to take
all actions and execute all documents which they deem
 necessary, required or appropriate, in order to
implement and validate anything related to the Second
 Supplemental PCC Services Agreement

PROPOSAL #D.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [the 'Supplemental PCC Connected Sales
Agreement'] dated 20 NOV 2008 between the Company and
 PCC [which is a supplemental to the PCC Connected
Sales Agreement [as specified] under which the
Company and its subsidiaries agreed to sell leather,
moulds, finished and semi-finished shoe products and
packaging boxes to PCC and its subsidiaries [the 'PCC
 Group'] and that the annual caps in respect of such
transactions as set out in the Supplemental PCC
Connected Sales Agreement [as specified] and the
transactions contemplated therein and authorize the
Directors of the Company to take all actions and
execute all documents which they deem necessary,
required or appropriate, in order to implement and
validate anything related to the Supplemental PCC
Connected Sales Agreement

PROPOSAL #E.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [the 'Supplemental PCC Connected Purchases
Agreement'] dated 20 NOV 2008 between the Company and
 PCC [which is a supplemental to the PCC Connected
Purchases Agreement [as specified] under which the
Company and its subsidiaries agreed to purchase from
PCC and its subsidiaries raw materials, production
tools and shoe-related products for its production
needs] and that the annual caps in respect of such
transactions as set out in the Supplemental PCC
Connected Purchases Agreement [as specified] and the
transactions contemplated therein and authorize the
Directors of the Company to take all actions and
execute all documents which they deem necessary,
required or appropriate, in order to implement and
validate anything related to the Supplemental PCC
Connected Purchases Agreement

PROPOSAL #F.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [the 'Supplemental Pou Chien Lease
Agreement'] dated 20 NOV 2008 between Pou Chien
Chemical Company Limited ['Pou Chien'] and PCC [which
 is a supplemental to the Pou Chien Lease Agreement
[as specified] under which PCC agreed to lease to Pou
 Chien certain properties in Taiwan, including
buildings and land, for the purpose of running its
manufacturing business] and that the annual caps in
respect of such transactions as set out in the
Supplemental Pou Chien Lease Agreement [as specified]
 and the transactions contemplated therein and
authorize the Directors of the Company to take all
actions and execute all documents which they deem
necessary, required or appropriate, in order to
implement and validate anything related to the
Supplemental Pou Chien Lease Agreement

PROPOSAL #G.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [the 'Supplemental Pou Yuen Lease
Agreement'] dated 20 NOV 2008 between Pou Yuen
Technology Co., Ltd. ['Pou Yuen'] and Yue Dean
Technology Corporation ['Yue Dean'] [which is a
supplemental to the Pou Yuen Lease Agreement [as
specified] under which Pou Yuen agreed to lease to
Yue Dean properties in Taiwan which consist of
buildings and land, for the purpose of running its
manufacturing businesses] and that the annual caps in
 respect of such transactions as set out in the
Supplemental Pou Yuen Lease Agreement [as specified]
and the transactions contemplated therein and
authorize the Directors of the Company to take all
actions and execute all documents which they deem
necessary, required or appropriate, in order to
implement and validate anything related to the
Supplemental Pou Yuen Lease Agreement

PROPOSAL #H.: Approve and ratify, the Supplemental                         ISSUER          YES          FOR               FOR
Agreement [the 'Supplemental Yue Dean Lease
Agreement'] dated 20 NOV 2008 between PCC and Yue
Dean [which is a supplemental to the Yue Dean Lease
Agreement [as specified] under which PCC agreed to
lease to Yue Dean properties in Taiwan which consist
of buildings and land, for the purpose of running its
 manufacturing businesses] and that the annual caps
in respect of such transactions as set out in the
Supplemental Yue Dean Lease Agreement [as specified]
and the transactions contemplated therein and
authorize the Directors of the Company to take all
actions and execute all documents which they deem
necessary, required or appropriate, in order to
implement and validate anything related to the
Supplemental Yue Dean Lease Agreement

PROPOSAL #I.: Approve and ratify, the Agreement [the                       ISSUER          YES          FOR               FOR
'Pou Chien Technology Lease Agreement'] dated 20 NOV
2008 between PCC as landlord and Pou Chien Technology
 Company Limited ['Pou Chien Technology'] as tenant
[which replaces the Pou Yii Lease Agreement [as
specified] under which Pou Yii agreed to lease to Pou
 Chien Technology premises in Taiwan for its
administrative operations] and that the annual caps
in respect of such transactions as set out in the Pou
 Chien Technology Lease Agreement [as specified] and
the transactions contemplated therein and authorize
the Directors of the Company to take all actions and
execute all documents which they deem necessary,
required or appropriate, in order to implement and
validate anything related to the Pou Chien Technology
 Lease Agreement

PROPOSAL #J.: Approve and ratify, the Agreement [the                       ISSUER          YES          FOR               FOR
'Barits Leather Splitting Agreement'] dated 20 NOV
2008 between Barits and Prime Asia China Leather
Corporation ['Prime Asia China'] under which Barits
agreed to provide to Prime Asia China the services of
 splitting leather and that the annual caps in
respect of such transactions as set out in the Barits
 Leather Splitting Agreement [as specified] and the
transactions contemplated therein and authorize the
Directors of the Company to take all actions and
execute all documents which they deem necessary,
required or appropriate, in order to implement and
validate anything related to the Barits Leather
Splitting Agreement

PROPOSAL #K.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental GBD
Management Service Agreement'] dated 20 NOV 2008 as
amended and restated on 27 NOV 2008 between Highmark
Services Limited ['Highmark'] and Golden Brands
Developments Limited ['GBD'] [which is a supplemental
 to the GBD Management Service Agreement [as
specified] under which Highmark agreed to provide GBD
 with management services in respect of a number of
factories situated in the Industrial Estate operated
by GBD and its subsidiaries] and that the annual caps
 in respect of such transactions as set out in the
Second Supplemental GBD Management Service Agreement
[as specified] and the transactions contemplated
therein and authorize the Directors of the Company to
 take all actions and execute all documents which
they deem necessary, required or appropriate, in
order to implement and validate anything related to
the Second Supplemental GBD Management Service

PROPOSAL #L.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental GBD
Tenancy Agreement'] dated 20 NOV 2008 as amended and
restated on 27 NOV 2008 between Highmark and GBD
[which is a supplemental to the GBD Tenancy Agreement
 [as specified] under which Highmark agreed to lease
to GBD such dormitories situated in the Industrial
Estate as GBD may from time to time require] and that
 the annual caps in respect of such transactions as
set out in the Second Supplemental GBD Tenancy
Agreement [as specified] and authorize the Directors
of the Company to take all actions and execute all
documents which they deem necessary, required or
appropriate, in order to implement and validate
anything related to the Second Supplemental GBD

PROPOSAL #M.: Approve and ratify, the Second                               ISSUER          YES          FOR               FOR
Supplemental Agreement [the 'Second Supplemental
Godalming Tenancy Agreement'] dated 20 NOV 2008
between Godalming Industries Limited ['Godalming'] as
 landlord and certain wholly-owned subsidiaries and a
 jointly controlled entity of the Company as tenants
[which is a supplemental to the Godalming Tenancy
Agreement [as specified] under which Godalming agreed
 to lease to members of the Company and its
subsidiaries and a jointly controlled entity certain
premises in the PRC for production purposes,
including shoe/sole factory buildings and dormitories
 for workers] and that the annual caps in respect of
such transactions as set out in the Second
Supplemental Godalming Tenancy Agreement [as
specified] and the transactions contemplated therein
and authorize the Directors of the Company to take
all actions andexecute all documents which they deem
necessary, required or appropriate, in order to
implement and validate anything related to the Second
 Supplemental Godalming Tenancy Agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUE YUEN INDL HLDGS LTD
  TICKER:                N/A             CUSIP:     G98803144
  MEETING DATE:          2/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 30 SEP 2008

PROPOSAL #2.: Declare a final dividend of HKD 0.55                         ISSUER          YES          FOR               FOR
per share for the YE 30 SEP 2008

PROPOSAL #3.i: Re-elect Mr. Lu Chin Chu as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.ii: Re-elect Mr. Kung Sung Yen as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.iii: Re-elect Mr. Li I Nan, Steve as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.iv: Re-elect Mr. So Kwan Lok as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.v: Re-elect Mr. Leung Yee Sik as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.vi: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Appoint the Auditors and authorize the                       ISSUER          YES          FOR               FOR
Board of Directors to fix their remuneration

PROPOSAL #5.a: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and to make or grant
offers, agreements and options during the relevant
period, not exceeding 20% of the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company pursuant to the approval in
this resolution, otherwise than pursuant to a rights
issue or the exercise of the subscription rights
under the share option scheme of the Company in issue
 at the close of business on the date of this
resolution and the said approval shall be limited
accordingly; [Authority expires at the conclusion of

PROPOSAL #5.b: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase its own shares during the relevant
period, subject to and in accordance with all
applicable laws, not exceeding 10% of the aggregate
nominal amount of shares capital of the Company in
issue as at the date of this resolution and the said
approval be limited accordingly; [Authority expires
at the conclusion of the next AGM of the Company]

PROPOSAL #5.c: Approve, conditional upon the ordinary                      ISSUER          YES        AGAINST           AGAINST
 resolution designated B, the aggregate nominal
amount of the number of shares in the capital of the
Company which are repurchased by the Company under
the authority granted to the Directors of the Company
 as mentioned in that resolution shall be added to
the aggregate nominal amount of share capital of the
Company that may be allotted or agreed conditionally
or unconditionally to be allotted by the Directors of
 the Company pursuant to the ordinary resolution
designated A

PROPOSAL #5.d: Approve, conditional on the Listing                         ISSUER          YES        AGAINST           AGAINST
Committee of The Stock Exchange of Hong Kong Limited
granting the approval of the listing of, and
permission to deal in, the shares in the capital of
the Company [the Shares which may fall to be issued
pursuant to the Share Option Scheme [a copy of which
is produced to the meeting marked C and signed by the
 Chairman of this meeting for the purpose of
identification] [the Share Option Scheme], the Share
Option Scheme; and authorize the Directors of the
Company to grant options and to allot, issue and deal
 with the Shares pursuant to the exercise of any
option granted thereunder and to take such steps and
do such acts and to enter into such transactions,
arrangements and agreements as may be necessary or
expedient in order to give full effect to the Share

PROPOSAL #S.6: Amend the existing Bye-Laws of the                          ISSUER          YES          FOR               FOR
Company by inserting the specified words in existing
Bye-Law 1 and by deleting Bye-Law 59(1) in its
entirety and substituting it with the specified Bye-

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZARDOYA OTIS SA, MADRID
  TICKER:                N/A             CUSIP:     E9853W160
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual financial                      ISSUER          YES          FOR               FOR
 statements of the company and of the consolidated
financial statements of the consolidated group for
the fiscal year ended on 31 DEC 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
of 2008

PROPOSAL #3.: Approve the allocation of                                    ISSUER          YES          FOR               FOR
profits/losses and the distribution of dividends for
the fiscal year ended on 31 DEC 2008

PROPOSAL #4.: Approve the distribution of dividends                        ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Re-elect Mr. Francisco Javier Zardoya                       ISSUER          YES        AGAINST           AGAINST
Garcia

PROPOSAL #5.2: Appoint Mr. Francisco Javier Zardoya                        ISSUER          YES        AGAINST           AGAINST
Arana as a Board Member

PROPOSAL #5.3: Re-elect Mr. Mario Abajo Garcia as a                        ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #5.4: Ratify the appointment of Mr. Pedro                         ISSUER          YES        AGAINST           AGAINST
Sainz de Baranda Riva as a Board Member

PROPOSAL #5.5: Appoint Mr. Lindsay Harvey as a Board                       ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #5.6: Approve the composition of the Board                        ISSUER          YES        AGAINST           AGAINST
of Directors

PROPOSAL #6.: Re-elect account Auditors                                    ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to increase the social capital                       ISSUER          YES          FOR               FOR
in proportion one new share per each 20 old shares,
issuing new shares totally released with charge to
the voluntary reserve

PROPOSAL #8.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
the express power of delegation, for the derivative
acquisition of the Company s own shares

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the delegation of faculties to                      ISSUER          YES          FOR               FOR
 adopt agreements

PROPOSAL #11.: Approve the minute                                          ISSUER          YES          FOR               FOR

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  ISSUER:                ZODIAC SA
  TICKER:                N/A             CUSIP:     F98947108
  MEETING DATE:          1/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and Supervisory Board and the Auditors and
approve the Company's financial statements for the YE
 31 AUG 2008, as presented, earnings for the FY: EUR
565,063,903.00 the shareholders' meeting notes that
there have been no expenses and charges that were not
 tax deductible, and grant permanent discharge to the
 Executive Committee and Supervisory Board for the
performance of their duties during the said FY

PROPOSAL #O.2: Receive the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and Supervisory Board and the Auditors and
approve the consolidated financial statements for the
 said FY, in the form presented to the meeting, net
consolidated earnings for the FY: EUR 511,346,000.00
and grant permanent discharge to the Executive
Committee and Supervisory Board for the performance
of their duties during the said FY

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Executive Committee and Supervisory Board and
resolves that the income for the FY be appropriated
as follows: income for the FY: EUR 565,063,903.00,
legal reserve: EUR 1,693.00, previous retained
earnings: EUR 15,080,846.00, distributable income:
EUR 580,143,056.00, dividends: EUR 55,667,704.00 and
retained earnings: EUR 524,475,352.00 the
shareholders will receive a net dividend of EUR 1.00
per share, and will entitle to the 40% deduction
provided by the French Tax Code; this dividend will
be paid on 19 JAN 2009 at the latest, in the event
that the Company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account; as required By-Law, it is reminded that, for
 the last 3 FY's, the dividends paid, were as
follows: EUR 1.00 for FY 2007, EUR 0.86 for FY 2006,

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements Governed by Article L.225.86
of the French Commercial Code and approve the said
report and the agreements referred to therein

PROPOSAL #O.5: Authorize the Executive Committee to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 200,000,000.00; [Authority expires at
the end of 18 month period]; and to take all
necessary measures and accomplish all necessary
formalities, this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 08 JAN 2008 in its

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Edmond Marchegay as a Member of the Supervisory
Board for a 1 year period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Robert Marechal as a Member of the Supervisory
Board for a 3 year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Marc Schelcher as a Member of the Supervisory
Board for a 2 year period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. La Financiere Du Cedre as a Member of the
Supervisory Board for a 6 year period

PROPOSAL #E.10: Approve to change the Company's                            ISSUER          YES          FOR               FOR
Corporate name and amend Article 2 of the By-Laws as
follows: Article 2 [Corporate name] the Corporate
name is Zodiac Aerospace

PROPOSAL #E.11: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by cancelling all or part
 of the shares held by the Company in connection with
 a stock repurchase plan, up to a maximum of 10% of
the share capital over a 24 month period; [Authority
expires at the end of 18 month period]; and to take
all necessary measures and accomplish all necessary
formalities; this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 08 JAN 2008 in its
Resolution 9

PROPOSAL #E.12: Authorize the Executive Committee, to                      ISSUER          YES          FOR               FOR
 increase the capital, on one or more occasions, in
France or abroad, by a maximum nominal amount of EUR
5,000,000.00, by issuance, with preferred
subscription rights maintained, of shares or
securities, this amount is common to the Resolutions
12, 14 and 15, the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
150,000,000.00; [Authority expires at the end of 26
month period]; and to take all necessary measures and
 accomplish all necessary formalities, this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 18 DEC 2006 in its Resolution 10

PROPOSAL #E.13: Authorize the Executive Committee, to                      ISSUER          YES          FOR               FOR
 increase the share capital, in one or more occasions
 and at its sole discretion, by a maximum nominal
amount of EUR 5,000,000.00, by way of capitalizing
reserves, profits, premiums or other means, provided
that such capitalization is allowed By-Law and under
the By-Laws, by issuing bonus shares or raising the
par value of existing shares, or by a combination of
these methods, this amount shall count against the
overall value set forth in Resolution 12; [Authority
expires at the end of 26 month period]; and to take
all necessary measures and accomplish all necessary
formalities, this authorization supersedes the
fraction unused of the authorization granted by the
shareholders' meeting of 18 DEC 2006 in its
Resolution 10

PROPOSAL #E.14: Authorize the Executive Committee, to                      ISSUER          YES        AGAINST           AGAINST
 increase the capital, on one or more occasions, in
France or abroad, by a maximum nominal amount of EUR
5,000,000.00, by issuance of shares or securities,
this amount shall count against the overall value set
 forth in Resolution 12, the maximum nominal amount
of debt securities which may be issued shall not
exceed EUR 150,0 00,000.00, this amount shall count
against the overall value set forth in Resolution 12;
 [Authority expires at the end of 26 month period];
and approve to cancel the shareholders' preferential
subscription rights, and authorize the Executive
Committee to take all necessary measures and
accomplish all necessary formalities, this
authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of
 18 DEC 2006 in its Resolution 11

PROPOSAL #E.15: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, in favour of employees and
Corporate Officers of the Company who are Members of
a Company savings plan; [Authority expires at the end
 of 26 month period]; and for a nominal amount that
shall not exceed EUR 300,00 0.00; approve to cancel
the shareholders' preferential subscription rights;
and authorize the Executive Committee to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #E.16: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZON MULTIMEDIA - SERVICOS DE TELECOMUNICACOES E MU
  TICKER:                N/A             CUSIP:     X9819B101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Management report, balance                       ISSUER          NO           N/A               N/A
sheet and accounts, individual and consolidated, and
Corporate Governance report, for the year 2008

PROPOSAL #2.: Approve the application and                                  ISSUER          NO           N/A               N/A
distribution of profits and reserves

PROPOSAL #3.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
Company's Management and the Supervision

PROPOSAL #4.: Appoint the Member of the Board of                           ISSUER          NO           N/A               N/A
Directors

PROPOSAL #5.: Approve the acquisition and disposal of                      ISSUER          NO           N/A               N/A
 own shares

PROPOSAL #6.: Approve to appreciate the Compensation                       ISSUER          NO           N/A               N/A
Committee statement on the remuneration policy of the
 Members of the Board of Directors and the Audit
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZURICH FINANCIAL SERVICES, ZUERICH
  TICKER:                N/A             CUSIP:     H9870Y105
  MEETING DATE:          4/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report including                          ISSUER          YES          FOR               FOR
remuneration report, the annual financial statements
and consolidated financial statements for 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings of Zurich Financial Services for
2008

PROPOSAL #3.: Approve to discharge the Members of the                      ISSUER          YES          FOR               FOR
 Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital and amend the Article 5 BIS Paragraph 1
 of the Articles of Incorporation

PROPOSAL #5.: Approve to increase the contingent                           ISSUER          YES          FOR               FOR
share capital and amend the Article 5 TER Paragraph
1a of the Articles of Incorporation

PROPOSAL #6.: Approve to change the Company name                           ISSUER          YES          FOR               FOR

PROPOSAL #7.1.1: Re-elect Mr. Thomas Escher to the                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.2: Re-elect Mr. Don Nicolaisen to the                        ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.3: Re-elect Mr. Philippe Pidoux to the                       ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.1.4: Re-elect Mr. Vernon Sankey to the                         ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.2: Re-elect PricewaterhouseCoopers as the                      ISSUER          YES          FOR               FOR
 Auditors

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD TAX-MANAGED FUNDS
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.